UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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REPLAY ACQUISITION CORP.

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REPLAY ACQUISITION CORP.

767 Fifth Avenue, 46th Floor

New York, New York 10153

Dear Shareholders of Replay Acquisition Corp.:

On October 12, 2020, Replay Acquisition Corp., a Cayman Islands exempted company (“Replay,” “we,” “our” or “us”); Finance of America Equity Capital LLC, a Delaware limited liability company (“FoA”); Finance of America Companies Inc., a Delaware corporation and wholly owned subsidiary of Replay (“New Pubco”); RPLY Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of New Pubco (“Replay Merger Sub”); RPLY BLKR Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of New Pubco (“Blocker Merger Sub”); Blackstone Tactical Opportunities Fund (Urban Feeder) – NQ L.P., a Delaware limited partnership (“Blocker”); Blackstone Tactical Opportunities Associates – NQ L.L.C., a Delaware limited liability company (“Blocker GP”); BTO Urban Holdings L.L.C., a Delaware limited liability company (“BTO Urban”), Blackstone Family Tactical Opportunities Investment Partnership – NQ – ESC L.P., a Delaware limited partnership (“ESC”), Libman Family Holdings LLC, a Connecticut limited liability company (“Family Holdings”), The Mortgage Opportunity Group LLC, a Connecticut limited liability company (“TMO”), L and TF, LLC, a North Carolina limited liability company (“L&TF”), UFG Management Holdings LLC, a Delaware limited liability company (“Management Holdings”), and Joe Cayre (each of BTO Urban, ESC, Family Holdings, TMO, L&TF, Management Holdings and Joe Cayre, a “Seller” and, collectively, the “Sellers” or the “Continuing Unitholders”); and BTO Urban and Family Holdings, solely in their joint capacity as the representative of the Sellers pursuant to Section 12.18 of the Transaction Agreement (as defined below) (the “Seller Representative”), entered into a Transaction Agreement (the “Transaction Agreement”) pursuant to which Replay agreed to combine with FoA in a series of transactions (collectively, the “Business Combination”) that will result in New Pubco becoming a publicly-traded company on the New York Stock Exchange (the “NYSE”) and controlling FoA in an “UP-C” structure.

Pursuant to the Business Combination, among other things:

(i) Replay will change its jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a limited liability company formed under the laws of the State of Delaware (the “Domestication”), whereby (A) each ordinary share, par value $0.0001 per share, of Replay (“Ordinary Shares”) outstanding immediately prior to the Domestication will be converted into a unit representing a limited liability company interest in Replay (each, a “Replay LLC Unit”) and (B) Replay will be governed by a limited liability company agreement (the “Replay LLCA”);

(ii) the Sellers and Blocker GP will sell to Replay limited liability company interests in FoA (“FoA Units”) in exchange for cash;

(iii) Replay Merger Sub will merge with and into Replay (the “Replay Merger”), with Replay surviving the Replay Merger as a direct wholly owned subsidiary of New Pubco and each Replay LLC Unit outstanding immediately prior to the effectiveness of the Replay Merger being converted into the right to receive one share of New Pubco’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”);

(iv) Blocker will be converted from a Delaware limited partnership to a Delaware limited liability company;

(v) Blocker Merger Sub will merge with and into Blocker (the “Blocker Merger”), with Blocker surviving the Blocker Merger as a direct wholly owned subsidiary of New Pubco and each limited liability company interest of Blocker (each, a “Blocker Share”) outstanding immediately prior to the effectiveness of the Blocker Merger being converted into the right to receive a combination of shares of Class A Common Stock and cash;

(vi) Blocker GP will contribute its remaining FoA Units to New Pubco in exchange for shares of Class A Common Stock, after which New Pubco will contribute such FoA Units to Blocker; and

(vii) New Pubco will issue to the Sellers shares of New Pubco’s Class B common stock, par value $0.0001 per share (“Class B Common Stock”), which will have no economic rights but will entitle each holder of at least one such share (regardless of the number of shares so held) to a number of votes that is equal to the aggregate number of FoA Units held by such holder on all matters on which stockholders of New Pubco are entitled to vote generally.

As a result of the Business Combination, among other things:

(A) New Pubco will indirectly hold (through Replay and Blocker) FoA Units and will have the sole and exclusive right to appoint the board of managers of FoA;

(B) the Sellers will hold (i) FoA Units that are exchangeable on a one-for-one basis for shares of Class A Common Stock and (ii) shares of Class B Common Stock; and

(C) the holders of Blocker Shares outstanding immediately prior to the effectiveness of the Blocker Merger (the “Blocker Shareholders”) and Blocker GP (together with the Blocker Shareholders, the “Continuing Stockholders”) will, directly or indirectly, hold shares of Class A Common Stock.

Concurrently with the execution of the Transaction Agreement:

(i) Replay entered into subscription agreements with various investors, including an affiliate of Replay Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which such investors agreed to purchase Ordinary Shares (which Ordinary Shares will be converted into Replay LLC Units pursuant to the Domestication and then will be converted into the right to receive shares of Class A Common Stock pursuant to the Replay Merger) (each such subscription agreement, a “Replay PIPE Agreement”); and

(ii) New Pubco entered into subscription agreements with certain funds affiliated with The Blackstone Group Inc. (“Blackstone,” and such funds, the “Blackstone Investors”) and Brian L. Libman and certain entities controlled by him (the “BL Investors” and, together with the Blackstone Investors, the “Principal Stockholders”) pursuant to which the Principal Stockholders agreed to purchase shares of Class A Common Stock (each such subscription agreement, a “New Pubco PIPE Agreement” and, together with the Replay PIPE Agreements, the “PIPE Agreements”).

In connection with the Business Combination, you are cordially invited to attend a general meeting (the “general meeting”) of shareholders of Replay. At the general meeting, Replay shareholders will be asked to consider and vote on:

1.	separate proposals to approve the (a) Domestication, (b) Replay LLCA and (c) Business Combination (collectively, the “Cayman Proposals”);

2.

separate proposals to approve, for the purposes of complying with the applicable listing standards of NYSE, the following issuances of Ordinary Shares, shares of Class A Common Stock and shares of Class B Common Stock in connection with the Transaction Agreement and the PIPE Agreements (collectively, the “Stock Issuance Proposals”):

•	Proposal 2(a): each issuance of Ordinary Shares pursuant to each Replay PIPE Agreement;

•	Proposal 2(b): each issuance of shares of Class A Common Stock pursuant to each New Pubco PIPE Agreement;

•	Proposal 2(c): each issuance of shares of Class A Common Stock pursuant to the Transaction Agreement;

•	Proposal 2(d): each issuance of shares of Class B Common Stock pursuant to the Transaction Agreement;

•	Proposal 2(e): each issuance of Ordinary Shares pursuant to each Replay PIPE Agreement entered into with an affiliate of the Sponsor;

•	Proposal 2(f): each issuance of shares of Class A Common Stock to the Sellers, Blocker and Blocker GP pursuant to the Transaction Agreement; and

•	Proposal 2(g): each issuance of shares of Class B Common Stock to the Sellers pursuant to the Transaction Agreement;

3.

separate proposals to approve the following material differences between the proposed Amended and Restated Certificate of Incorporation of New Pubco (the “Proposed Charter” and, together with the proposed Amended and Restated Bylaws of New Pubco (the “Proposed Bylaws”), the “Proposed Organizational Documents”) and Replay’s current Amended and Restated Memorandum and Articles of Association (the “Existing Organizational Documents”) (such proposals, collectively, the “Organizational Documents Proposals”):

•

Proposal 3(a): to approve the provision in the Proposed Charter changing the authorized share capital from $20,200 divided into 200,000,000 Ordinary Shares of a par value of $0.0001 each and 2,000,000 preferred shares of a par value of $0.0001 each, to authorized capital stock of 6,601,000,000 shares, consisting of 6,000,000,000 shares of Class A Common Stock, $0.0001 par value per share, 1,000,000 shares of Class B Common Stock, $0.0001 par value per share, and 600,000,000 shares of undesignated preferred stock, $0.0001 par value per share (we refer to this as “Organizational Documents Proposal A”);

•

Proposal 3(b): to approve the provisions in the Proposed Charter, pursuant to which only the board of directors, the chairman of the board of directors or the chief executive officer, by or at their direction, may call a special meeting of the stockholders generally entitled to vote, or the board of directors or the chairman of the board of directors must, by or at their direction, call such a special meeting at the request of the Principal Stockholders except during any time when the Principal Stockholders beneficially own, in the aggregate, less than 30% of the total voting power of all the then outstanding shares of stock of New Pubco entitled to vote in the election of directors (the “Voting Rights Threshold Period”) (we refer to this as “Organizational Documents Proposal B”); and

•

Proposal 3(c): to approve all other changes in connection with the replacement of the Existing Organizational Documents of Replay with the Proposed Organizational Documents of New Pubco, including, among other things, (i) changing from a blank check company seeking a business combination within a certain period (as provided in the Existing Organizational Documents), to a corporation having perpetual existence (as provided in the Proposed Charter), (ii) changing from no provision in the Existing Organizational Documents providing where certain claims must be brought, to requiring certain claims to be brought in the Court of Chancery of the State of Delaware or the federal district courts of the United States (as provided in the Proposed Organizational Documents), and (iii) changing from no provision in the Existing Organizational Documents with respect to corporate opportunities, to renouncing an interest or expectancy in certain corporate opportunities involving non-employee members of New Pubco’s board of directors, the Principal Stockholders and their respective affiliates (as provided in the Proposed Charter) (we refer to this as “Organizational Documents Proposal C”);

4.	a proposal to approve the adoption of the Finance of America Companies Inc. 2021 Omnibus Incentive Plan (the “Incentive Plan,” and such proposal, the “Incentive Plan Proposal”);

5.

a proposal to approve an extension of the date by which Replay must consummate a Business Combination (as defined in the Existing Organizational Documents) to October 8, 2021 (or, if elected by FoA prior to the date this Registration Statement is declared effective under the Securities Act, such other date designated by FoA) to be effected by way of amendment and restatement of the Existing Organizational Documents (the “Extension Proposal”); and

6.

a proposal to approve the adjournment of the general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Cayman Proposals, the Stock Issuance Proposals, the Organizational Documents Proposals, the Incentive Plan Proposal and/or the Extension Proposal (the “Adjournment Proposal” and, together with the Cayman Proposals, the Stock Issuance Proposals, the Organizational Documents Proposals, the Incentive Plan Proposal and the Extension Proposal, the “Proposals”).

Each of the Proposals is more fully described in this proxy statement/prospectus, which each Replay shareholder is encouraged to review carefully and in its entirety.

In connection with the Transaction Agreement, if the Cayman Proposals are approved, Replay will deregister as an exempted company in the Cayman Islands and continue and domesticate as a limited liability company formed under the laws of the State of Delaware. Upon the effectiveness of the Domestication, each of our currently issued and outstanding Ordinary Shares will automatically convert in connection with the Domestication, on a one-for-one basis, into Replay LLC Units, and upon the effectiveness of the Replay Merger, each such Replay LLC Unit will automatically convert into the right to receive one share of Class A Common Stock.

Replay’s equity securities trade on NYSE. Each of Replay’s units consists of one Ordinary Share and one-half of one warrant and trades under the symbol “RPLA.U.” Replay’s Ordinary Shares and public warrants trade under the symbols “RPLA” and “RPLA.WS,” respectively. Each whole warrant entitles the holder to purchase one Ordinary Share at a price of $11.50 per share, subject to adjustment. The units that have not previously been separated at the election of holders will automatically separate into the component securities upon the closing of the Business Combination (the “Closing”) and, as a result, will no longer trade as a separate security. We intend to apply to list the shares of Class A Common Stock and New Pubco’s warrants (the “New Pubco Warrants”) on NYSE under the symbols “FOA” and “FOA.WS,” respectively.

Pursuant to our Existing Organizational Documents, we are providing the holders of Ordinary Shares originally sold as part of the units issued in our initial public offering, which closed on April 8, 2019 (the “IPO” and such holders, the “Public Shareholders”), with the opportunity to redeem, upon the Closing, all or a portion of the Ordinary Shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the trust account (the “Trust Account”) that holds the proceeds from the IPO and a portion of the proceeds from a concurrent private placement of warrants to Replay Sponsor, LLC, a Delaware limited liability company (the “Sponsor”). For illustrative purposes, based on the fair value of marketable securities and cash held in the Trust Account as of September 30, 2020 of approximately $293.3 million, the estimated per share redemption price would have been approximately $10.20.

Public shareholders may elect to redeem their shares even if they vote for the Proposals. Notwithstanding the foregoing, a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), will be restricted from seeking redemption rights with respect to more than 15% of the Ordinary Shares included in the units sold in our IPO, which we refer to as the “15% threshold.” Accordingly, all such Ordinary Shares in excess of the 15% threshold beneficially owned by a public shareholder or group will not be redeemed for cash. Holders of Replay’s outstanding public warrants sold in the IPO do not have redemption rights in connection with the Business Combination. Our Sponsor, officers and directors have agreed to waive their redemption rights in connection with the Closing with respect to any Ordinary Shares they may hold, including the Ordinary Shares initially purchased by our Sponsor in a private placement prior to our IPO (the “Founder Shares”), and our Sponsor has agreed not to redeem any public shares owned by it in connection with the Closing. The Founder Shares will be excluded from the pro rata calculation used to determine the per share redemption price. As of the date of this proxy statement/prospectus, our Sponsor, officers and directors collectively own 9,687,500 Ordinary Shares, representing approximately 27.0% of the outstanding Ordinary Shares. Our Sponsor, officers and directors have agreed to vote any Ordinary Shares owned by them in favor of each Proposal.

Replay is providing this proxy statement/prospectus and the accompanying proxy card to its shareholders in connection with the solicitation of proxies to be voted at the general meeting and any adjournments or postponements thereof, if applicable. Your vote is very important. Whether or not you plan to attend the general meeting in person, please submit your proxy card without delay.

We encourage you to read this proxy statement/prospectus carefully and in its entirety. In particular, you should carefully review the matters discussed under the caption “Risk Factors” beginning on page 49 of this proxy statement/prospectus.

Our board of directors unanimously recommends that Replay shareholders vote “FOR” each of the Proposals. When you consider the recommendation of Replay’s board of directors in favor of each of the Proposals, you should keep in mind that Replay’s directors and officers have interests in the Business Combination that may conflict with your interests as a shareholder. Please see the section entitled “Proposal No. 1—The Cayman Proposals—Proposal 1(c): The Business Combination—Interests of Certain Persons in the Business Combination.”

Approval of each of the Domestication, the Replay LLCA and the Extension Proposal requires that a special resolution be passed in accordance with the Companies Act (as amended) of the Cayman Islands (the “Cayman Islands Companies Act ”), being the affirmative vote of the holders of not less than two-thirds of the Ordinary Shares present and entitled to vote thereon at the general meeting. Approval of the Business Combination and each of the other Proposals requires the affirmative vote of the holders of a majority of the outstanding Ordinary Shares present and entitled to vote thereon at the general meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the Proposals presented at the general meeting. If you fail to return your proxy card or fail to submit your proxy by telephone or over the Internet, or fail to instruct your bank, broker or other nominee how to vote, and do not attend the general meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the general meeting and, if a quorum is present, will have no effect on the Proposals. If you are a shareholder of record and you attend the general meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE REPLAY REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO REPLAY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE GENERAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Thank you for your consideration of these matters.

Sincerely,

/s/ Edmond Safra Edmond Safra Co-Chief Executive Officer Replay Acquisition Corp.

/s/ Gregorio Werthein Gregorio Werthein Co-Chief Executive Officer Replay Acquisition Corp.

Whether or not you plan to attend the general meeting, please submit your proxy by signing, dating and mailing the enclosed proxy card in the pre-addressed postage-paid envelope or by using the telephone or Internet procedures provided to you by your broker or bank. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the general meeting and vote in person, you must obtain a proxy from your broker or bank.

In connection with the Domestication, in this Registration Statement Replay is offering (i) 28,750,000 Replay LLC Units, which shall automatically be converted into the right to receive an equal number of shares of Class A Common Stock of New Pubco pursuant to the Replay Merger, and (ii) 14,375,000 Warrants of Replay LLC, which shall automatically be converted into an equal number of Warrants of New Pubco pursuant to the Replay Merger. New Pubco is offering 28,750,000 shares of its Class A Common Stock and 14,375,000 New Pubco Warrants in this Registration Statement.

After the completion of the Business Combination, affiliates of the Principal Stockholders will be parties to a stockholders agreement and will beneficially own approximately 68.0% of the combined voting power of New Pubco’s Class A and Class B common stock (assuming no redemptions). As a result, we will be a “controlled company” within the meaning of the NYSE corporate governance standards. See “Management After the Business Combination—Controlled Company Exception” and “Security Ownership of Certain Beneficial Owners and Management.”

Neither the Securities and Exchange Commission nor any state securities commission has passed upon the adequacy or accuracy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense.

This proxy statement/prospectus is dated February 12, 2021 and is first being mailed to Replay shareholders on or about February 12, 2021.

REPLAY ACQUISITION CORP.

767 Fifth Avenue, 46th Floor

New York, New York 10153

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 25, 2021

To the Shareholders of Replay Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders (the “general meeting”) of Replay Acquisition Corp., a Cayman Islands exempted company (“Replay”), will be held on March 25, 2021, at 10:00 a.m., Eastern time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102. You are cordially invited to attend the general meeting for the following purposes:

1.

separate proposals to approve the (a) Domestication, (b) Replay LLCA and (c) Business Combination (each as defined below, and collectively, the “Cayman Proposals”) pursuant to the Transaction Agreement, dated as of October 12, 2020 (as the same may be amended from time to time, the “Transaction Agreement”), by and among Replay; Finance of America Equity Capital LLC, a Delaware limited liability company (“FoA”); Finance of America Companies Inc., a Delaware corporation and wholly owned subsidiary of Replay (“New Pubco”); RPLY Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of New Pubco (“Replay Merger Sub”); RPLY BLKR Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of New Pubco (“Blocker Merger Sub”); Blackstone Tactical Opportunities Fund (Urban Feeder) – NQ L.P., a Delaware limited partnership (“Blocker”); Blackstone Tactical Opportunities Associates – NQ L.L.C., a Delaware limited liability company (“Blocker GP”); BTO Urban Holdings L.L.C., a Delaware limited liability company (“BTO Urban”), Blackstone Family Tactical Opportunities Investment Partnership – NQ – ESC L.P., a Delaware limited partnership (“ESC”), Libman Family Holdings LLC, a Connecticut limited liability company (“Family Holdings”), The Mortgage Opportunity Group LLC, a Connecticut limited liability company (“TMO”), L and TF, LLC, a North Carolina limited liability company (“L&TF”), UFG Management Holdings LLC, a Delaware limited liability company (“Management Holdings”), and Joe Cayre (each of BTO Urban, ESC, Family Holdings, TMO, L&TF, Management Holdings and Joe Cayre, a “Seller” and, collectively, the “Sellers” or the “Continuing Unitholders”); and BTO Urban and Family Holdings, solely in their joint capacity as the representative of the Sellers pursuant to Section 12.18 of the Transaction Agreement (the “Seller Representative”), pursuant to which Replay agreed to combine with FoA in a series of transactions (collectively, the “Business Combination”) that will result in New Pubco becoming a publicly-traded company on the New York Stock Exchange (the “NYSE”) and controlling FoA in an “UP-C” structure. Pursuant to the Business Combination, among other things:

•

Replay will change its jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a limited liability company formed under the laws of the State of Delaware (the “Domestication”), whereby (A) each ordinary share, par value $0.0001 per share, of Replay (“Ordinary Shares”) outstanding immediately prior to the Domestication will be converted into a unit representing a limited liability company interest in Replay (each, a “Replay LLC Unit”) and (B) Replay will be governed by a limited liability company agreement (the “Replay LLCA”);

•	the Sellers and Blocker GP will sell to Replay limited liability company interests in FoA (“FoA Units”) in exchange for cash;

•

Replay Merger Sub will merge with and into Replay (the “Replay Merger”), with Replay surviving the Replay Merger as a direct wholly owned subsidiary of New Pubco and each Replay LLC Unit outstanding immediately prior to the effectiveness of the Replay Merger being converted into the right to receive one share of New Pubco’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”);

•	Blocker will be converted from a Delaware limited partnership to a Delaware limited liability company;

•

Blocker Merger Sub will merge with and into Blocker (the “Blocker Merger”), with Blocker surviving the Blocker Merger as a direct wholly owned subsidiary of New Pubco and each limited liability company interest of Blocker (each, a “Blocker Share”) outstanding immediately prior to the effectiveness of the Blocker Merger being converted into the right to receive a combination of shares of Class A Common Stock and cash;

•	Blocker GP will contribute its remaining FoA Units to New Pubco in exchange for shares of Class A Common Stock, after which New Pubco will contribute such FoA Units to Blocker; and

•

New Pubco will issue to the Sellers shares of New Pubco’s Class B common stock, par value $0.0001 per share (“Class B Common Stock”), which will have no economic rights but will entitle each holder of at least one such share (regardless of the number of shares so held) to a number of votes that is equal to the aggregate number of FoA Units held by such holder on all matters on which stockholders of New Pubco are entitled to vote generally;

•	Vote Required for Approval

○

The approval of each of the Domestication and the Replay LLCA requires a special resolution under the Cayman Islands Companies Act, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present and entitled to vote at the general meeting, vote at the general meeting. The approval of the Business Combination requires the affirmative vote of the holders of a majority of the outstanding Ordinary Shares present and entitled to vote thereon at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the general meeting;

•	The Wording of the Resolutions for the Domestication and the Replay LLCA

○

For the Domestication: “It is resolved as a Special Resolution that pursuant to the power contained in Clause 8 of the Replay’s Memorandum of Association and in the manner required by Article 175 of Replay’s Articles of Association, Replay be registered by way of continuation under the laws of the US State of Delaware, pursuant to sections 206 and 207 of the Companies Act (as amended) of the Cayman Islands and Section 18-212 of the Delaware Limited Liability Company Act”;

○

For the Replay LLCA: “It is resolved as a Special Resolution that pursuant to the power contained in Clause 8 of the Replay’s Memorandum of Association and in the manner required by Article 175 of Replay’s Articles of Association, the Replay LLCA be approved pursuant to sections 206 and 207 of the Companies Act (as amended) of the Cayman Islands and Section 18-212 of the Delaware Limited Liability Company Act”;

2.

separate proposals to approve, for the purposes of complying with the applicable listing standards of NYSE, the following issuances of Ordinary Shares, shares of Class A Common Stock and shares of Class B Common Stock in connection with the Transaction Agreement and the PIPE Agreements (collectively, the “Stock Issuance Proposals”):

•	Proposal 2(a): each issuance of Ordinary Shares pursuant to each Replay PIPE Agreement;

•	Proposal 2(b): each issuance of shares of Class A Common Stock pursuant to each New Pubco PIPE Agreement;

•	Proposal 2(c): each issuance of shares of Class A Common Stock pursuant to the Transaction Agreement;

•	Proposal 2(d): each issuance of shares of Class B Common Stock pursuant to the Transaction Agreement;

•	Proposal 2(e): each issuance of Ordinary Shares pursuant to each Replay PIPE Agreement entered into with an affiliate of the Sponsor;

•	Proposal 2(f): each issuance of shares of Class A Common Stock to the Sellers, Blocker and Blocker GP pursuant to the Transaction Agreement; and

•	Proposal 2(g): each issuance of shares of Class B Common Stock to the Sellers pursuant to the Transaction Agreement;

3.

separate proposals to approve the following material differences between the proposed Amended and Restated Certificate of Incorporation of New Pubco (the “Proposed Charter” and, together with the proposed Amended and Restated Bylaws of New Pubco (the “Proposed Bylaws”), the “Proposed Organizational Documents”) and Replay’s current Amended and Restated Memorandum and Articles of Association (the “Existing Organizational Documents”) (such proposals, collectively, the “Organizational Documents Proposals”):

•

Proposal 3(a): to approve the provision in the Proposed Charter changing the authorized share capital from $20,200 divided into 200,000,000 Ordinary Shares of a par value of $0.0001 each and 2,000,000 preferred shares of a par value of $0.0001 each, to authorized capital stock of 6,601,000,000 shares, consisting of 6,000,000,000 shares of Class A Common Stock, $0.0001 par value per share, 1,000,000 shares of Class B Common Stock, $0.0001 par value per share, and 600,000,000 shares of undesignated preferred stock, $0.0001 par value per share (we refer to this as “Organizational Documents Proposal A”);

•

Proposal 3(b): to approve the provisions in the Proposed Charter, pursuant to which only the board of directors, the chairman of the board of directors or the chief executive officer, by or at their direction, may call a special meeting of the stockholders generally entitled to vote, or the board of directors or the chairman of the board of directors must, by or at their direction, call such a special meeting at the request of the Principal Stockholders except at any time during any Voting Rights Threshold Period (we refer to this as “Organizational Documents Proposal B”); and

•

Proposal 3(c): to approve all other changes in connection with the replacement of the Existing Organizational Documents of Replay with the Proposed Organizational Documents of New Pubco, including, among other things, (i) changing from a blank check company seeking a business combination within a certain period (as provided in the Existing Organizational Documents), to a corporation having perpetual existence (as provided in the Proposed Charter), (ii) changing from no provision in the Existing Organizational Documents providing where certain claims must be brought, to requiring certain claims to be brought in the Court of Chancery of the State of Delaware or the federal district courts of the United States (as provided in the Proposed Organizational Documents), and (iii) changing from no provision in the Existing Organizational Documents with respect to corporate opportunities, to renouncing an interest or expectancy in certain corporate opportunities involving non-employee members of New Pubco’s board of directors, the Principal Stockholders and their respective affiliates (as provided in the Proposed Charter) (we refer to this as “Organizational Documents Proposal C”);

4.	a proposal to approve the adoption of the Finance of America Companies Inc. 2021 Omnibus Incentive Plan (the “Incentive Plan,” and such proposal, the “Incentive Plan Proposal”);

5.

a proposal to approve an extension of the date by which Replay must consummate a Business Combination (as defined in the Existing Organizational Documents) to October 8, 2021 (or, if elected by FoA prior to the date this Registration Statement is declared effective under the Securities Act, such other date designated by FoA) to be effected by way of amendment and restatement of the Existing Organizational Documents (the “Extension Proposal”);

•	Vote Required for Approval

○

The approval of the Extension Proposal requires a special resolution under Cayman Islands Companies Act, being the affirmative vote of the holders of not less than two-thirds of the Ordinary Shares present and entitled to vote thereon at the general meeting.;

•	Wording of the Special Resolution for the Extension Proposal

○

“It is resolved by Special Resolution that the existing Memorandum and Articles of Association of Replay be and are hereby replaced in their entirety with a new Memorandum and Articles of Association, a copy of which is annexed hereto”; and

6.

a proposal to approve the adjournment of the general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Cayman Proposals, the Stock Issuance Proposals, the Organizational Documents Proposals, the Incentive Plan Proposal and/or the Extension Proposal (the “Adjournment Proposal” and, together with the Cayman Proposals, the Stock Issuance Proposals, the Organizational Documents Proposals, the Incentive Plan Proposal and the Extension Proposal, the “Proposals”).

Your attention is directed to the proxy statement/prospectus accompanying this notice (including the financial statements and annexes attached thereto) for a more complete description of the proposed Business Combination and related transactions and each of our Proposals. We encourage you to read this proxy statement/prospectus carefully and in its entirety. If you have any questions or need assistance voting your shares, please call Morrow Sodali LLC, at (800) 662-5200; banks and brokers may reach Morrow Sodali LLC at (203) 658-9400.

In light of the ongoing health concerns relating to the coronavirus (“COVID-19”) pandemic and to best protect the health and welfare of Replay’s shareholders and personnel, Replay urges that shareholders do not attend the general meeting in person. Shareholders are nevertheless urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

The general meeting is currently scheduled to be held in person as indicated above. However, we are actively monitoring the COVID-19 pandemic, and if we determine that it is not possible or advisable to hold the general meeting in person, or to hold the meeting on the time or date or at the location indicated above, we will announce alternative arrangements for the meeting as promptly as practicable, which may include switching to a virtual or telephonic meeting format, or changing the time, date or location of the general meeting. Any such change will be announced via press release and the filing of additional proxy materials with the Securities and Exchange Commission.

By Order of the Board of Directors,

February 12, 2021	/s/ Edmond Safra Edmond Safra Co-Chief Executive Officer Replay Acquisition Corp.

/s/ Gregorio Werthein Gregorio Werthein Co-Chief Executive Officer Replay Acquisition Corp.

WHERE YOU CAN FIND MORE INFORMATION

Replay files reports, proxy statements/prospectuses and other information with the SEC as required by the Exchange Act. You can read Replay’s SEC filings, including this proxy statement/prospectus, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement/prospectus or if you have questions about the Business Combination or the Proposals to be presented at the general meeting, you should contact us by telephone or in writing:

Replay Acquisition Corp.

767 Fifth Avenue, 46th Floor

New York, New York 10153

Telephone: (212) 891-2700

Attention: Legal and Compliance

E-mail: Info@replayacquisition.com

You may also obtain these documents by requesting them in writing or by telephone from Morrow Sodali LLC at the following address and telephone number:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers can call collect at: (203) 658-9400

Email: RPLA.info@investor.morrowsodali.com

If you are a shareholder of Replay and would like to request documents, please do so by March 11, 2021 to receive them before the Replay general meeting of shareholders. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained or incorporated by reference in this proxy statement/prospectus relating to Replay has been supplied by Replay, and all such information relating to FoA has been supplied by FoA. Information provided by either Replay or FoA does not constitute any representation, estimate or projection of any other party.

Neither Replay nor FoA has authorized anyone to give any information or make any representation about the Business Combination or their companies that is different from, or in addition to, that contained in this proxy statement/prospectus or in any of the materials that have been incorporated in this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement/prospectus or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement/prospectus does not extend to you. The information contained in this proxy statement/prospectus speaks only as of the date of this proxy statement/prospectus unless the information specifically indicates that another date applies.

i

ABOUT THIS PROXY STATEMENT/PROSPECTUS

This document, which forms part of a registration statement on Form S-4 filed with the U.S. Securities and Exchange Commission (the “SEC”), by Finance of America Companies Inc. and Replay (File No. 333-249897), constitutes a prospectus of Finance of America Companies Inc. under Section 5 of the Securities Act, with respect to the Replay LLC Units, shares of Class A Common Stock and the warrants to purchase shares of Class A Common Stock to be issued in connection with the Domestication and Replay Merger, and the shares of Class A Common Stock issuable upon the exercise of such warrants, if the Business Combination described herein is consummated. This document also constitutes a notice of meeting and a proxy statement under Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the general meeting of Replay shareholders at which Replay shareholders will be asked to consider and vote upon a proposal to approve the Business Combination, among other matters.

FREQUENTLY USED TERMS

In this document:

“Adjournment Proposal” means a proposal to adjourn the general meeting of the shareholders of Replay to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the general meeting, there are not sufficient votes to approve one or more proposals presented to shareholders for vote at such general meeting.

“AML Laws” means the anti-money laundering and counter-terrorist financing provisions of the Bank Secrecy Act, including the USA Patriot Act, which require non-bank lenders to monitor for, detect and report suspicious activity to the U.S. Treasury’s Financial Crimes Enforcement Network.

“BL Investors” means Brian L. Libman and certain entities controlled by him.

“Blackstone” means The Blackstone Group Inc.

“Blackstone Investors” means certain funds affiliated with Blackstone.

“Blocker” means Blackstone Tactical Opportunities Fund (Urban Feeder) – NQ L.P., a Delaware limited partnership.

“Blocker GP” means Blackstone Tactical Opportunities Associates – NQ L.L.C., a Delaware limited liability company.

“Blocker Merger” means the merger of Blocker Merger Sub with and into Blocker, with Blocker surviving the merger as a direct wholly owned subsidiary of New Pubco.

“Blocker Merger Sub” means RPLY BLKR Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of New Pubco.

“Blocker Shareholders” means the holders of Blocker Shares outstanding immediately prior to the effectiveness of the Blocker Merger.

“broker non-vote” means the failure of a Replay shareholder, who holds his or her shares in “street name” through a broker or other nominee, to give voting instructions to such broker or other nominee.

“Business Combination” means the transactions contemplated by the Transaction Agreement, pursuant to which Replay will combine with FoA in a series of transactions that will result in New Pubco becoming a publicly-traded company on NYSE and controlling FoA in an “UP-C” structure.

“Cayman Proposals” means the proposals to approve each of the Domestication, the Replay LLCA and the Business Combination.

“CFPB” means the Consumer Financial Protection Bureau.

“Class A Common Stock” means New Pubco’s shares of Class A common stock, par value $0.0001 per share, with each Replay LLC Unit outstanding immediately prior to the effectiveness of the Replay Merger converting into the right to receive one share of.

“Class B Common Stock” means New Pubco’s shares of Class B common stock, par value $0.0001 per share, which will not have economic rights but will entitle each holder to a number of votes that is equal to the aggregate number of FoA Units held by such holder on all matters on which stockholders of New Pubco are entitled to vote generally.

“Closing” means the consummation of the Business Combination.

“Code” means the Internal Revenue Code of 1986, as amended.

“Continuing Stockholders” means, collectively, the Blocker Shareholders and Blocker GP.

“Continuing Unitholders” means, collectively, BTO Urban, ESC, Family Holdings, TMO, L&TF, Management Holdings and Joe Cayre.

“DGCL” means the Delaware General Corporation Law.

“DLLCA” means the Delaware Limited Liability Company Act.

“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, together with its implementing regulations.

“Domestication” means Replay’s change of jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a limited liability company formed under the laws of the State of Delaware.

“ECOA” means the Equal Credit Opportunity Act, as amended, together with its implementing regulations (Regulation B).

“EFTA” means the Electronic Funds Transfer Act, as amended, and its implementing regulations (Regulation E).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FACo” means Finance of America Commercial LLC, an indirect subsidiary of FoA.

“Fair Housing Act” means the Fair Housing Act.

“FAM” means Finance of America Mortgage LLC, an indirect subsidiary of FoA.

“Fannie Mae” means the Federal National Mortgage Association.

“FAR” means Finance of America Reverse LLC, an indirect subsidiary of FoA.

“FCRA” means the Fair Credit Reporting Act, as amended, and its implementing regulations (Regulation V).

“FDCPA” means the Fair Debt Collection Practices Act.

“FHA” means the Federal Housing Administration.

“FHFA” means the Federal Housing Finance Agency.

“FoA” means Finance of America Equity Capital LLC, a Delaware limited liability company.

“FoA Units” means limited liability company interests in FoA that are exchangeable on a one-for-one basis into Class A Common Stock.

“Founder Shares” means the Ordinary Shares initially purchased by the Sponsor in a private placement in connection with the IPO.

“Freddie Mac” means the Federal Home Loan Mortgage Corp.

“GAAP” means United States generally accepted accounting principles.

“Ginnie Mae” means the Government National Mortgage Association.

“GLBA” means the Gramm-Leach-Bliley Act, together with its implementing regulations (Regulation P).

“GSE” means Government-Sponsored Enterprises, such as Fannie Mae and Freddie Mac.

“HECM” means Home Equity Conversion Mortgages.

“HMBS” means Ginnie Mae Home Equity Conversion Mortgage-Backed Securities.

“HMDA” means the Home Mortgage Disclosure Act, together with its implementing regulations (Regulation C).

“HPA” means the Homeowners Protection Act, as amended.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“HUD” means the U.S. Department of Housing and Urban Development.

“initial business combination” means Replay’s initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

“Initial Shareholders” means the Sponsor and Replay’s officers and directors.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IPO” means Replay’s initial public offering of units, consummated on April 8, 2019.

“JOBS Act” means the Jumpstart Our Business Startups Act of 2012, as amended.

“MBS” means mortgage backed securities.

“MSR” means mortgage servicing rights.

“New Pubco” means Finance of America Companies Inc., a Delaware corporation and wholly owned subsidiary of Replay.

“New Pubco PIPE Agreements” means the subscription agreements entered into by New Pubco with the Principal Stockholders pursuant to which the Principal Stockholders agreed to purchase shares of Class A Common Stock.

“NYSE” means The New York Stock Exchange.

“OFAC” means the rules promulgated by the Office of Foreign Assets Control.

“Ordinary Shares” means Replay’s ordinary shares, par value $0.0001 per share.

“Outside Date” means April 8, 2021; provided, that if Replay shareholders approve the Extension Proposal, “Outside Date” means October 8, 2021 (or, if another date is designated by FoA prior to the date this Registration Statement is declared effective under the Securities Act, such other date).

“PCAOB” means the Public Company Accounting Oversight Board.

“PIPE” means, collectively, the transactions contemplated by the PIPE Agreements.

“PIPE Agreements” means, collectively, the Replay PIPE Agreements and the New Pubco PIPE Agreements.

“Pre-Closing Reorganization” means an internal reorganization involving FoA, certain of its subsidiaries and certain of its and their direct and indirect equityholders, to occur prior to the completion of the Business Combination.

“Principal Stockholders” means, collectively, the Blackstone Investors and the BL Investors.

“Private Placement Warrants” means the warrants to purchase Units purchased in a private placement in connection with the IPO.

“prospectus” means the prospectus included in the Registration Statement on Form S-4 (Registration No. 333-249897) filed with the U.S. Securities and Exchange Commission.

“Public Shares” means Ordinary Shares issued as part of the Units sold in the IPO.

“Public Shareholders” means the holders of Ordinary Shares.

“Public Warrants” means the Warrants included in the Units sold in Replay’s IPO, each of which is exercisable for one Ordinary Share, in accordance with its terms.

“Purchaser-Side Parties” means, collectively, Replay, New Pubco, Replay Merger Sub and Blocker Merger Sub.

“Replay” means Replay Acquisition Corp., a Cayman Islands exempted company.

“Replay LLCA” means the limited liability company agreement that Replay will be governed by pursuant to the Domestication.

“Replay LLC Unit” means the units representing Replay’s limited liability company interests which each Ordinary Share outstanding immediately prior to the Domestication will be converted into.

“Replay Merger” means the merger of Replay Merger Sub with and into Replay, with Replay surviving the merger as a direct wholly owned subsidiary of New Pubco.

“Replay Merger Sub” means RPLY Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of New Pubco.

“Replay PIPE Agreements” means the subscription agreements entered into by Replay and various investors, pursuant to which such investors agreed to purchase Ordinary Shares (which Ordinary Shares will be converted into Replay LLC Units pursuant to the Domestication and then will be converted into the right to receive shares of Class A Common Stock pursuant to the Replay Merger).

“RESPA” means the Real Estate Settlement Procedures Act, as amended, together with its implementing regulations (Regulation X).

“SAFE Act” means the S.A.F.E Mortgage Licensing Act, as amended.

“SCRA” means the Servicemembers’ Civil Relief Act, as amended.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller Representative” means BTO Urban and Family Holdings, solely in their joint capacity as the representative of the Sellers pursuant to Section 12.18 of the Transaction Agreement.

“Seller-Side Parties” means, collectively, FoA, the Sellers, Blocker and Blocker GP.

“Sellers” means BTO Urban Holdings L.L.C., a Delaware limited liability company, Blackstone Family Tactical Opportunities Investment Partnership – NQ – ESC L.P., a Delaware limited partnership, Libman Family Holdings LLC, a Connecticut limited liability company, The Mortgage Opportunity Group LLC, a Connecticut limited liability company, L and TF, LLC, a North Carolina limited liability company, UFG Management Holdings LLC, a Delaware limited liability company, and Joe Cayre.

“Sponsor” means Replay Sponsor, LLC, a Delaware limited liability company.

“TCPA” means the Telephone Consumer Protection Act, as amended.

“TILA” means the Truth in Lending Act, as amended, together with its implementing regulations (Regulation Z).

“Transaction Agreement” means the Transaction Agreement, dated as of October 12, 2020, as may be amended, by and among Replay, FoA, New Pubco, Replay Merger Sub, Blocker Merger Sub, Blocker, Blocker GP and the Sellers.

“Trust Account” means the trust account that holds a portion of the proceeds of the IPO and the concurrent sale of the Private Placement Warrants.

“UFG” means UFG Holdings LLC, a Delaware limited liability company.

“Units” means one Ordinary Share and one-half of one Warrant.

“USDA” means the U.S. Department of Agriculture.

“VA” means the U.S. Department of Veterans Affairs.

“Warrants” means warrants to purchase Ordinary Shares as contemplated under the Replay Warrant Agreement, with each warrant exercisable for one Ordinary Shares at an exercise price of $11.50.

“Warrant Agreement” means the warrant agreement, dated April 8, 2019, by and between Replay and Continental Stock Transfer & Trust Company, governing Replay’s outstanding Warrants.

QUESTIONS AND ANSWERS ABOUT THE BUSINESS COMBINATION

The following questions and answers briefly address some commonly asked questions about the Proposals to be presented at the general meeting of shareholders, including with respect to the proposed Business Combination. The following questions and answers may not include all the information that is important to Replay shareholders. Shareholders are urged to read carefully this entire proxy statement/prospectus, including the financial statements and annexes attached hereto and the other documents referred to herein.

Questions and Answers About the General Meeting of Replay’s Shareholders and the Related Proposals

Q.	Why am I receiving this proxy statement/prospectus?

A.

Replay has entered into the Transaction Agreement with FoA and the other parties thereto, pursuant to which Replay agreed to combine with FoA in a series of transactions that will result in New Pubco becoming a publicly-traded company on NYSE and controlling FoA in an “UP-C” structure. A copy of the Transaction Agreement is attached to this proxy statement/prospectus as Annex A.

Among other Proposals, Replay shareholders are being asked to consider and vote upon the Cayman Proposals in order to approve each of the Domestication, the Replay LLCA and the Business Combination.

This proxy statement/prospectus and its annexes contain important information about the proposed Business Combination and the Proposals to be acted upon at the general meeting. You should read this proxy statement/prospectus and its annexes carefully and in their entirety. This document also constitutes a prospectus of New Pubco with respect to the shares of Class A Common Stock and the Warrants to purchase shares of Class A Common Stock issuable in connection with the Domestication and the Replay Merger and the shares of Class A Common Stock issuable upon the exercise of such warrants.

Q.	What matters will shareholders consider at the general meeting?

A.	At the Replay general meeting, Replay will ask its shareholders to vote in favor of the following Proposals:

The Cayman Proposals: separate proposals to approve the Domestication, the Replay LLCA and the Business Combination.

The Stock Issuance Proposals: separate proposals to approve, for the purposes of complying with the applicable listing standards of NYSE, issuances of Ordinary Shares, shares of Class A Common Stock and shares of Class B Common Stock in connection with the Transaction Agreement and the PIPE Agreements.

The Organizational Documents Proposals: proposals to replace the Existing Organizational Documents, under the Cayman Islands Companies Act, with the Proposed Organizational Documents, under the DGCL.

The Incentive Plan Proposal: a proposal to approve and adopt the Incentive Plan.

The Extension Proposal: a proposal to approve an extension of the date by which Replay must consummate an initial business combination to October 8, 2021 (or, if elected by FoA prior to the date this Registration Statement is declared effective under the Securities Act, such other date designated by FoA).

The Adjournment Proposal: a proposal to adjourn the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the general meeting, there are not sufficient votes to approve one or more Proposals presented to shareholders for vote.

Q.	Are any of the Proposals conditioned on one another?

A.

The Stock Issuance Proposal is conditioned on the approval of the Cayman Proposals and the Organizational Documents Proposals. The Organizational Documents Proposals are conditioned on the approval of the Cayman Proposals. The Incentive Plan Proposal is conditioned on the approval of the Cayman Proposals, the Organizational Documents Proposals and the Stock Issuance Proposal. The Extension Proposal and the Adjournment Proposal do not require the approval of any of the other Proposals to be effective.

It is important for you to note that unless each of the Cayman Proposals, the Stock Issuance Proposals, the Organizational Documents Proposals and the Incentive Plan Proposal are approved, then Replay will not consummate the Business Combination. If Replay does not consummate the Business Combination and fails to complete an initial business combination by April 8, 2021 (as such date may be extended pursuant to the Extension Proposal), Replay will be required to dissolve and liquidate.

Q.	What will happen upon the consummation of the Business Combination?

A.	Pursuant to the Business Combination, among other things:

(i) Replay will effect the Domestication, whereby (A) each Ordinary Share outstanding immediately prior to the Domestication will be converted into a Replay LLC Unit and (B) Replay will be governed by the Replay LLCA;

(ii) the Sellers and Blocker GP will sell to Replay FoA Units in exchange for cash;

(iii) the Replay Merger will occur, with each Replay LLC Unit outstanding immediately prior to the effectiveness of the Replay Merger being converted into the right to receive one share of Class A Common Stock;

(iv) Blocker will be converted from a Delaware limited partnership to a Delaware limited liability company;

(v) the Blocker Merger will occur, with each Blocker Share outstanding immediately prior to the effectiveness of the Blocker Merger being converted into the right to receive a combination of shares of Class A Common Stock and cash;

(vi) Blocker GP will contribute its remaining FoA Units to New Pubco in exchange for shares of Class A Common Stock, after which New Pubco will contribute such FoA Units to Blocker; and

(vii) New Pubco will issue to the Sellers shares of Class B Common Stock, which will have no economic rights but will entitle each holder of at least one such share (regardless of the number of shares so held) to a number of votes that is equal to the aggregate number of FoA Units held by such holder on all matters on which stockholders of New Pubco are entitled to vote generally.

As a result of the Business Combination, among other things:

(A) New Pubco will indirectly hold (through Replay and Blocker) FoA Units and will have the sole and exclusive right to appoint the board of managers of FoA;

(B) the Sellers will hold (i) FoA Units that are exchangeable on a one-for-one basis for shares of Class A Common Stock and (ii) shares of Class B Common Stock; and

(C) the Continuing Stockholders will, directly or indirectly, hold shares of Class A Common Stock.

Following the entry into the Transaction Agreement, a subsidiary of FoA issued senior notes in an aggregate principal amount of $350 million. In the event that FoA or any of its subsidiaries were to issue additional senior notes such that the aggregate principal amount of the previously issued senior notes, together with the aggregate principal amount of the additional senior notes, would exceed $350 million, then the number of FoA Units sold by the Sellers and Blocker GP will be reduced and the amount of FoA Units Cash Consideration to be received by the Sellers and Blocker GP will be reduced and the ratio of shares of Class A Common Stock and cash received by the Blocker Shareholders would change so that such Blocker Shareholders would receive more Class A Common Stock and less cash. The reduction in cash to the Sellers, Blocker GP and the Blocker Shareholders will be pro rata based on their percentages of FoA Units held following the Pre-Closing Reorganization.

Q.	Why is Replay proposing the Business Combination?

A.

Replay was organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Replay is not limited to any particular geography, industry or sector.

Replay received $287,500,000 from its IPO (including net proceeds from the exercise by the underwriters of their over-allotment option) and sale of the Private Placement Warrants, which was placed into the Trust Account immediately following the IPO. In accordance with Replay’s Existing Organizational Documents, the funds held in the Trust Account will be released upon the consummation of the Business Combination. See the question entitled “What happens to the funds held in the Trust Account upon consummation of the Business Combination?”

There currently are 35,937,500 Ordinary Shares issued and outstanding. In addition, there currently are 22,125,000 Warrants issued and outstanding, including 7,750,000 Private Placement Warrants that were sold by Replay in a private sale simultaneously with Replay’s IPO. Each whole Warrant entitles the holder thereof to purchase one Ordinary Share at a price of $11.50 per share. The Warrants will become exercisable 30 days after the completion of Replay’s Business Combination, and expire at 5:00 p.m., New York City time, five years after the completion of Replay’s Business Combination or earlier upon redemption or liquidation. The Private Placement Warrants, however, are non-redeemable so long as they are held by their initial purchaser.

Under Replay’s Existing Organizational Documents, Replay must provide all holders of Public Shares with the opportunity to have their Public Shares redeemed upon the consummation of Replay’s initial business combination in conjunction with a shareholder vote.

Q.	Who is FoA?

A.

FoA is a vertically integrated, diversified lending platform that connects borrowers with investors. FoA operates with the goal of minimizing risk; it offers a diverse set of high-quality consumer loan products and distributes that risk to investors for an up-front cash profit and typically some future performance-based participation. FoA believes it has a differentiated, less volatile strategy than monoline mortgage lenders who focus on originating interest rate sensitive traditional mortgages and retain significant portfolios of mortgage servicing rights with large potential future advancing obligations. In addition to FoA’s profitable lending operations, it provides a variety of services to lenders through its Lender Services segment, which augments its lending profits with an attractive fee-oriented revenue stream.

Q.	What equity stake will current Replay shareholders and FoA securityholders have in New Pubco after the Closing?

A.

After the Closing, assuming no redemptions by Replay’s Public Shareholders and the exchange of all FoA Units by the Continuing Unitholders, approximately 30% of New Pubco will be beneficially owned by the shareholders of Replay, including the investors in the PIPE Agreements and excluding shares of Class A Common Stock held by the Sponsor following the Business Combination that are subject to vesting and forfeiture, and approximately 70% of New Pubco will be beneficially owned by current FoA securityholders. For additional information, see “Security Ownership of Certain Beneficial Owners and Management.”

Q.	Who will be the directors and officers of New Pubco if the Business Combination is consummated?

A.

The Transaction Agreement provides that, immediately following the consummation of the Business Combination, the New Pubco Board (as defined herein) will consist of persons designated by FoA, who are currently contemplated to be Brian L. Libman, Patricia L. Cook, Menes Chee, Norma C. Corio, Robert W. Lord, Tyson A. Pratcher and Lance N. West. In connection with the Business Combination, concurrently with the Closing, New Pubco and certain pre-Closing equityholders of FoA will enter into a Stockholders Agreement (the “Stockholders Agreement”). Pursuant to the Stockholders Agreement, each of the Principal Stockholders will be entitled to nominate a certain number of directors to the New Pubco Board, based on each such holder’s ownership of the voting securities of New Pubco. The nomination rights of each Principal Stockholder are substantially identical and subject to the same terms, conditions and requirements. The number of directors that each of the Blackstone Investors and the BL Investors will separately be entitled to designate to the New Pubco Board increases and/or decreases on a sliding scale such that, for example, if the Blackstone Investors or the BL Investors, as the case may be, hold more than 40% of the outstanding shares of Class A Common Stock, assuming a full exchange of all FoA Units for the publicly traded Class A Common Stock, such applicable investors will be entitled to designate the lowest whole number of directors that is greater than 40% of the members of the New Pubco Board; if the Blackstone Investors or the BL Investors, as the case may be, hold between 30% and 40% of such outstanding shares, such applicable investors will be entitled to designate the lowest whole number of directors that is greater than 30% of the members of the New Pubco Board; if the Blackstone Investors or the BL Investors, as the case may be, hold between 20% and 30% of such outstanding shares, such applicable investors will be entitled to designate the lowest whole number of directors that is greater than 20% of the members of the New Pubco Board; and if the Blackstone Investors or the BL Investors, as the case may be, hold between 5% and 20% of such outstanding shares, such applicable investors will be entitled to designate the lowest whole number of directors that is greater than 10% of the members of the New Pubco Board). New Pubco’s executive officers will consist of Patricia L. Cook, Graham Fleming, Jeremy Prahm, Anthony W. Villani and Tai A. Thornock. For additional information, see “Management After the Business Combination” and “Certain Agreements Related to the Business Combination—Stockholders Agreement.”

Q.	What conditions must be satisfied to complete the Business Combination?

A.

There are a number of closing conditions in the Transaction Agreement. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled “The Cayman Proposals—Proposal 1(c): The Business Combination—The Transaction Agreement.”

Q.	Why is Replay proposing the Domestication as part of the Cayman Proposals?

A.

The Transaction Agreement requires us to consummate the Domestication and approve the Replay LLCA in connection with the Domestication. As permitted by the DLLCA, the Replay LLCA will provide that the Transaction Agreement and related documents, Replay’s execution, delivery and performance of such documents and the consummation of the Replay Merger and the other transactions contemplated by such documents are authorized without further action, vote or approval of the board of managers of Replay, the members of Replay or any other person. The foregoing is discussed in greater detail in the section entitled “The Cayman Proposals—Proposal 1(a): The Domestication—Reasons for the Domestication.”

In connection with the Domestication, we will file a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and will file a certificate of formation and a certificate of limited liability company domestication with the Secretary of State of the State of Delaware, under which Replay will be domesticated and continue as a Delaware limited liability company subject to the Replay LLCA and the DLLCA. Following the Domestication, pursuant to the Replay Merger, Replay Merger Sub will be merged with and into Replay, with Replay continuing as the surviving entity and a wholly-owned subsidiary of New Pubco. Replay LLC Units will be converted in the Replay Merger into the right to receive shares of Class A Common Stock.

Q.	How will the Domestication affect my Public Shares, Public Warrants and Units?

A.

Upon the effectiveness of the Domestication, each issued and outstanding (i) Ordinary Share will automatically convert by operation of law into one Replay LLC Unit (i.e., a 1:1 conversion ratio) and (ii) Public Warrant will automatically convert into one Warrant to purchase Replay LLC Units. Upon the effectiveness of the Replay Merger, each issued and outstanding (A) Replay LLC Unit will automatically convert into the right to receive one share of Class A Common Stock (i.e., a 1:1 conversion ratio) and (B) Warrant will automatically convert into the right to receive one Warrant to purchase a share of Class A Common Stock. The Units will automatically separate into the component securities upon consummation of the Business Combination and, as a result, will no longer trade as a separate security. Under the terms of the Warrant Agreement, if, upon the separation of Public Warrants from the Units, a holder of Public Warrants would be entitled to receive a fractional Public Warrant, Replay will round down to the nearest whole number the number of Public Warrants to be issued to such holder. Disregarding any decrease in the aggregate number of Public Warrants caused by such “rounding down” process, and assuming no Public Warrants are tendered in the Warrant Offer (as defined herein), the aggregate number of Public Warrants outstanding immediately following the consummation of the Business Combination will be the same as the aggregate number of Public Warrants outstanding prior to the consummation of the Business Combination. We intend to apply to list the shares of Class A Common Stock and the New Pubco Warrants on NYSE under the symbol “FOA” And “FOA.WS,” respectively.

Q.	What happens if I sell my Ordinary Shares before the general meeting of shareholders?

A.

The record date for the general meeting of shareholders will be earlier than the date that the Business Combination is expected to be completed. If you transfer your Ordinary Shares after the record date, but before the general meeting of shareholders, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the general meeting of shareholders.

Q.	What vote is required to approve the Proposals presented at the general meeting of shareholders?

A.

Approval of each of the Domestication, the Replay LLCA and the Extension Proposal requires that a special resolution be passed in accordance with the Cayman Islands Companies Act, being the affirmative vote of the holders of not less than two-thirds of the Ordinary Shares present and entitled to vote thereon at the general meeting. Approval of the Business Combination and each of the other Proposals requires the affirmative vote of the holders of a majority of the outstanding Ordinary Shares present and entitled to vote thereon at the general meeting.

Q.	May Replay or Replay’s Sponsor, directors, officers or advisors, or their affiliates, purchase shares in connection with the Business Combination?

A.

In connection with the shareholder vote to approve the proposed Business Combination, Replay may privately negotiate transactions to purchase shares prior to the Closing from shareholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the Trust Account. None of our Sponsor, directors, officers or advisors or their respective affiliates, will make any such purchases when they are in possession of any material non-public information not disclosed to the seller. Such a purchase would include a contractual acknowledgement that such shareholder, although still the record holder of such shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our Sponsor, directors, officers or advisors, or their affiliates, purchase shares in privately negotiated transactions from Public Shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the Trust Account. The purpose of these purchases would be to increase the amount of cash available to Replay for use in the Business Combination.

Q.	How many votes do I have at the general meeting of shareholders?

A.

Replay’s shareholders are entitled to one vote at the general meeting for each Ordinary Share held of record as of the record date. As of the close of business on the record date, there were 35,937,500 outstanding

Ordinary Shares. Holders of Replay’s Warrants, in their capacities as such, will not be entitled to vote on any of the Proposals.

Q.	What interests do Replay’s current officers and directors have in the Business Combination?

A.	Replay’s directors and executive officers may have interests in the Business Combination that are different from, in addition to or in conflict with, yours. These interests include:

•

the beneficial ownership of the Sponsor and certain of Replay’s directors of an aggregate of 7,187,500 Founder Shares, which shares would become worthless if Replay does not complete a business combination within the applicable time period, as Replay’s Initial Shareholders have waived any right to redemption with respect to these shares. Such shares have an aggregate market value of approximately $73 million based on the closing price of Ordinary Shares of $10.19 on NYSE on January 28, 2021, the record date for the general meeting of shareholders;

•	Replay’s directors will be reimbursed for any out-of-pocket expenses incurred by them on Replay’s behalf incident to identifying, investigating and consummating a business combination; and

•

the continued indemnification and advancement of expenses of current directors and officers of Replay and the continuation of directors’ and officers’ liability insurance after the Business Combination.

These interests may influence Replay’s directors in making their recommendation that you vote in favor of the approval of the Business Combination. You should also read the section entitled “The Cayman Proposals—Proposal 1(c): The Business Combination—Certain Other Interests in the Business Combination.”

Q.	What positive and negative factors did Replay’s board of directors consider in connection with the Transaction Agreement?

A.

In evaluating the Business Combination, Replay’s board of directors consulted with Replay’s management and financial and legal advisors. In reaching its unanimous decision to approve the Transaction Agreement and the transactions contemplated by the Transaction Agreement, Replay’s board of directors considered a range of factors, including, but not limited to, the following positive factors which generally supported its decision to enter the Transaction Agreement and the transactions contemplated thereby: FoA is highly differentiated within its sector; FoA enjoys cycle resistant earnings driven by product diversity and technology; FoA is led by a strong and experienced management team; FoA is built with an emphasis on the highest ethical standards; FoA is supported by secular tailwinds; FoA is also supported by multiple avenues for growth; FoA is coming to the public markets at an attractive valuation; and the transaction presents strong alignment of interests.

Replay’s board of directors also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination including, but not limited to, the following: FoA’s valuation relative to its peers, as well as appropriate valuation metrics; FoA’s expected performance under a more normalized operating scenario in the coming years, in particular with respect to prevailing interest rates and margins; FoA’s ability to continue acquiring and integrating going forward; the credit profile in products and services offered by FoA; the risk of increased competition from new entrants, including tech-based companies, or existing players, given the highly profitable current operating environment; the risks associated with the assets held on FoA’s balance sheet; the potential impact from changes in the political and regulatory environment, particularly in relation to government-sponsored enterprises; potential disruption to the normal functioning of the securitizations market; the impact of the COVID-19 pandemic on FoA’s business and on its counterparties, liquidity and employees; the interests of Replay’s directors and officers in the Business Combination (see “Proposal 1(c): The Business Combination—Interests of Replay’s Directors and Officers in the Business Combination”); and various other risk factors associated with the business of FoA, as described in the section entitled “Risk Factors” appearing elsewhere in this document. See “Proposal 1(c): The Business Combination—Replay’s Board of Directors’ Reasons for the Approval of the Business Combination.”

Q.	Did Replay’s board of directors obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A.

Replay’s board of directors did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Business Combination. Replay’s board of directors believes that based upon the financial skills and background of its directors, it was qualified to conclude that the Business Combination was fair from a financial perspective to its shareholders. The board of directors also determined, without seeking a valuation from a financial advisor, that FoA’s fair market value was at least 80% of Replay’s net assets (net of taxes payable and excluding the amount of any deferred underwriting discounts held in trust). Accordingly, investors will be relying on the judgment of Replay’s board of directors as described above in valuing the FoA business and assuming the risk that the board of directors may not have properly valued such business.

Q.	What happens if the Business Combination is not approved?

A.

If the Business Combination is not approved and Replay does not consummate an initial business combination by the Outside Date, Replay will be required to wind up its affairs, liquidate the Trust Account and subsequently dissolve.

Q.	Do I have redemption rights?

A.

If you are a holder of Public Shares, you may redeem your Public Shares (which shares would become Replay LLC Units in the Domestication, which would then convert into the right to receive shares of Class A Common Stock pursuant to the Replay Merger) for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account, which holds the proceeds of Replay’s IPO, as of two business days prior to the consummation of the Business Combination, including interest (which interest shall be net of taxes payable), upon the consummation of the Business Combination. The per-share amount Replay will distribute to holders who properly redeem their shares will not be reduced by the deferred underwriting commissions Replay will pay to the underwriters of its IPO if the Business Combination is consummated. Holders of the outstanding Public Warrants do not have redemption rights with respect to such Warrants in connection with the Business Combination. The Sponsor has agreed to waive its redemption rights with respect to its Founder Shares and any Public Shares that it may have acquired during or after Replay’s IPO in connection with the completion of Replay’s initial business combination. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. For illustrative purposes, based on funds in the Trust Account of approximately $293.3 million on September 30, 2020, the estimated per share redemption price would have been approximately $10.20. This is greater than the $10.00 IPO price of Replay’s Units. Additionally, Public Shares properly tendered for redemption will only be redeemed if the Business Combination is consummated; otherwise, holders of such shares will only be entitled to a pro rata portion of the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), in connection with the liquidation of the Trust Account. All Public Shares are eligible for redemption. However, Replay will not redeem any Public Shares to the extent that such redemption would result in Replay having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. As of September 30, 2020, this would have amounted to approximately $10.20 per Ordinary Share. In addition, under the Existing Organizational Documents, in connection with an initial business combination, a Public Shareholder, together with any affiliate or any other person with whom such shareholder is acting in concert of as a “group” (as defined under Section 13(d)(3) of the Exchange Act), is restricted from seeking redemption rights with respect to more than 15% of the Public Shares. As of September 30, 2020, certain officers of Replay or their affiliates hold an aggregate of 2,500,000 Public Shares. Because these individuals have agreed to waive their redemption rights with respect to their Public Shares, Replay expects that no more than 26,250,000 Public Shares may be redeemed in connection with the Business Combination. Based on the approximately $293.3 million in the Trust Account on September 30, 2020, assuming the gross proceeds of the PIPE Agreements is $250.0 million and assuming that Replay has no cash outside of its Trust Account, if at least 14,044,661 Public Shares request redemption in connection with the Business Combination, the Business Combination may not be consummated unless the condition that Replay has at least $400,000,000 of available cash at the Closing is waived by the Seller-Side Parties.

Q.	Is there a limit on the number of shares I may redeem?

A.

A Public Shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to 15% or more of the Public Shares. Accordingly, all shares in excess of 15% of the Public Shares owned by a holder will not be redeemed. On the other hand, a Public Shareholder who holds less than 15% of the Public Shares may redeem all of the Public Shares held by him or her for cash.

Q.	Will how I vote affect my ability to exercise redemption rights?

A.

No. You may exercise your redemption rights whether you vote your Public Shares for or against any or all of the Proposals or do not vote your shares. As a result, any or all of the Proposals can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a less liquid trading market, fewer shareholders, less cash and the potential inability to meet the listing standards of NYSE.

Q.	How do I exercise my redemption rights?

A.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on March 23, 2021 (two business days before the general meeting), (i) submit a written request to Replay’s transfer agent that Replay redeem your Public Shares for cash, and (ii) deliver your Public Shares to Replay’s transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, Replay’s transfer agent, is listed under the question “Who can help answer my questions?” below. Replay requests that any requests for redemption include the identity as to the beneficial owner making such request.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Replay’s consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to Replay’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that Replay’s transfer agent return the shares (physically or electronically). You may make such request by contacting Replay’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”

Q.	What are the U.S. federal income tax consequences of exercising my redemption rights?

A.

We expect that U.S. holders (as defined in the section entitled “Certain U.S. Federal Income Tax Considerations”) who exercise their redemption rights to receive cash from the Trust Account in exchange for their Class A Common Stock generally will be required to treat the transaction as a sale of such shares and recognize gain or loss upon the redemption in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the Class A Common Stock redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. A shareholder’s tax basis in his, her or its Class A Common Stock generally will equal the cost of such shares. A shareholder who purchased Units will have to allocate the cost between the Ordinary Shares (which shares would become Replay LLC Units in the Domestication, which would then convert into the right to receive shares of Class A Common Stock pursuant to the Replay Merger) or Warrants comprising the Units based on their relative fair market values at the time of the purchase. However, in certain situations, the cash paid to U.S. holders in the redemption may be treated as dividend income for U.S. federal income tax purposes. Additionally, because the Domestication will occur immediately prior to the redemption of U.S. holders that exercise redemption rights, U.S. holders exercising redemption rights will be subject to the potential tax consequences of Section 367 of the Code as a result of the Domestication. For a more complete discussion of the U.S. federal income tax consequences of exercising redemption rights, see the section entitled “Certain U.S. Federal Income Tax Considerations.”

Q:	If I hold Warrants, can I exercise redemption rights with respect to my Warrants?

A:	No. There are no redemption rights with respect to the Warrants.

Q:	Do I have appraisal rights if I object to the Domestication or the proposed Business Combination?

A:	No. There are no appraisal rights available to holders of Ordinary Shares in connection with the Domestication or the Business Combination.

Q.	What are the U.S. federal income tax consequences of the Domestication?

A.

If you are a U.S. holder of Ordinary Shares, you may be subject to U.S. federal income tax as a result of the Domestication. If you are a non-U.S. holder (as defined in the section entitled “Certain U.S. Federal Income Tax Considerations”) of Ordinary Shares or Warrants, you may become subject to withholding tax on any dividends paid on the Class A Common Stock following the Domestication.

If you are a U.S. holder who owns (directly, indirectly, or constructively) Ordinary Shares with a fair market value of $50,000 or more, but less than 10% of the total combined voting power of all classes of our shares entitled to vote (and less than 10% of the total value of all classes of our shares) at the time of the Domestication, you must generally recognize gain (but not loss) with respect to such Ordinary Shares, even if you continue to hold your stock and have not received any cash as a result of the Business Combination or Domestication. As an alternative to recognizing gain, however, such U.S. holder may elect to include in income the “all earnings and profits amount,” as the term is defined in Treasury Regulation Section 1.367(b)-2(d), attributable to its Ordinary Shares. We expect to have earnings and profits through the date of the Domestication.

If a U.S. holder owns (directly, indirectly, or constructively) Ordinary Shares representing 10% or more of the total combined voting power of all classes of our shares entitled to vote or 10% or more of the total value of all classes of our shares at the time of the Domestication, such U.S. holder will be required to include in income the “all earnings and profits amount” attributable to its Ordinary Shares. Complex attribution rules apply in determining whether a U.S. holder owns 10% or more (by vote or value) of our shares for U.S. federal tax purposes.

If you are a U.S. holder who on the date of the Domestication who owns (directly, indirectly, or constructively) Ordinary Shares with a fair market value less than $50,000, you should not be required to recognize any gain or loss in connection with the Domestication, and generally should not be required to include any part of the all earnings and profits amount in income.

If we are a passive foreign investment company (“PFIC”) at any time during a U.S. holder’s holding period of Ordinary Shares, such U.S. holder may be required to recognize gain in connection with the Domestication and be subject to complex rules applicable to a shareholder of a PFIC. We believe that we have been a PFIC since our inception. The determination of whether a non-U.S. corporation is a PFIC is primarily factual and there is little administrative or judicial authority on which to rely to make a determination.

For a more complete discussion of the U.S. federal income tax consequences of the Domestication, see the section entitled “Certain U.S. Federal Income Tax Considerations.”

EACH U.S. HOLDER IS STRONGLY URGED TO CONSULT ITS OWN TAX ADVISOR.

Q:	What happens to the funds held in the Trust Account upon consummation of the Business Combination?

A:

If the Business Combination is consummated, the funds held in the Trust Account will be released to pay (i) Replay shareholders who properly exercise their redemption rights, (ii) fees and expenses incurred in connection with the Business Combination and (iii) cash consideration pursuant to the Transaction Agreement. Any additional funds available for release from the Trust Account will be used for general corporate purposes of Replay following the Business Combination.

Q:	What happens if the Business Combination is not consummated?

A:

There are certain circumstances under which the Transaction Agreement may be terminated. See the section entitled “The Cayman Proposals—The Transaction Agreement” for information regarding the parties’ termination rights.

If, as a result of the termination of the Transaction Agreement or otherwise, Replay is unable to complete an initial business combination by the Outside Date, Replay will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Replay’s remaining shareholders and Replay’s board of directors, wind up our affairs and subsequently dissolve, subject in each case to Replay’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. See the sections entitled “Risk Factors—Risks Related to Replay and the Business Combination—If we are not able to complete an initial business combination within the required time period, we will cease all operations except for the purpose of winding up and we will redeem our Public Shares and liquidate, in which case our Warrants will expire worthless” and “—Our shareholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.” Holders of Founder Shares have waived any right to any liquidation distribution with respect to those shares.

In the event of liquidation, there will be no distribution with respect to outstanding Warrants. Accordingly, the Warrants will expire worthless.

Q:	When is the Business Combination expected to be completed?

A:

It is currently anticipated that the Business Combination will be consummated in the first half of 2021, provided that all conditions to the consummation of the Business Combination have been satisfied or waived.

For a description of the conditions to the completion of the Business Combination, see the section entitled “Proposal No. 1—The Cayman Proposals—Proposal 1(c): The Business Combination.”

Q:	What do I need to do now?

A:

You are urged to carefully read and consider the information contained in this proxy statement/prospectus in its entirety, including the financial statements and annexes attached hereto, and to consider how the Business Combination will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I vote?

A:

If you were a holder of record of Ordinary Shares on January 28, 2021, the record date for the general meeting, you may vote with respect to the applicable Proposals in person at the general meeting or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the general meeting and vote in person, obtain a proxy from your broker, bank or nominee.

In light of the ongoing health concerns relating to the COVID-19 pandemic and to best protect the health and welfare of Replay’s shareholders and personnel, Replay urges that shareholders do not attend the general meeting in person. Shareholders are nevertheless urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

The general meeting is currently scheduled to be held in person as indicated above. However, we are actively monitoring the COVID-19, situation and if we determine that it is not possible or advisable to hold the general meeting in person, or to hold the meeting on the time or date or at the location indicated above, we will announce alternative arrangements for the meeting as promptly as practicable, which may include switching to a virtual or telephonic meeting format, or changing the time, date or location of the general meeting. Any such change will be announced via press release and the filing of additional proxy materials with the SEC.

Q:	What will happen if I abstain from voting or fail to vote at the general meeting?

A:

At the general meeting of shareholders, Replay will count a properly executed proxy marked “ABSTAIN” with respect to a particular Proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention to vote will have no effect on the outcome of any vote on the Proposals.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by Replay without an indication of how the shareholder intends to vote on a Proposal will be voted in favor of each Proposal presented to the shareholders.

Q.	Do I need to attend the general meeting of shareholders to vote my shares?

A.

No. You are invited to attend the general meeting to vote on the Proposals described in this proxy statement/prospectus. However, you do not need to attend the general meeting of shareholders to vote your shares. Instead, you may submit your proxy by signing, dating and returning the applicable enclosed proxy card(s) in the pre-addressed postage-paid envelope. Your vote is important. Replay encourages you to vote as soon as possible after carefully reading this proxy statement/prospectus.

Q.	If I am not going to attend the general meeting of shareholders in person, should I return my proxy card instead?

A.

Yes. After carefully reading and considering the information contained in this proxy statement/prospectus, please submit your proxy, as applicable, by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.

No. If your broker holds your shares in its name and you do not give the broker voting instructions, under the applicable stock exchange rules, your broker may not vote your shares on any of the Proposals. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of determining the presence of a quorum at the general meeting of shareholders, but will not count as a vote cast at the general meeting.

Q.	May I change my vote after I have mailed my signed proxy card?

A.

Yes. You may change your vote by sending a later-dated, signed proxy card to Replay’s secretary at the address listed below prior to the vote at the general meeting, or attend the general meeting and vote in person. You also may revoke your proxy by sending a notice of revocation to Replay’s secretary at the address listed below, provided such revocation is received prior to the vote at the general meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q.	What should I do if I receive more than one set of voting materials?

A.

You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	What is the quorum requirement for the general meeting of shareholders?

A.

A quorum will be present at the general meeting if a majority of the Ordinary Shares outstanding and entitled to vote at the meeting is represented in person or by proxy. If within half an hour from the time appointed for the meeting there is an absence of quorum, the meeting shall be adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the shareholder or shareholders present and entitled to vote shall form a quorum.

As of the record date for the general meeting, 17,968,751 Ordinary Shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person at the general meeting of shareholders. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares represented by shareholders present at the general meeting or by proxy may authorize adjournment of the general meeting to another date.

Q.	What happens to Warrants I hold if I vote my Ordinary Shares against approval of the Cayman Proposals and validly exercise my redemption rights?

A.

Properly exercising your redemption rights as a Replay shareholder does not result in either a vote “FOR” or “AGAINST” the Cayman Proposals. If the Business Combination is not completed, you will continue to hold your Warrants, and if Replay does not otherwise consummate an initial business combination by the Outside Date, Replay will be required to wind up its affairs and subsequently dissolve, and your Warrants will expire worthless.

Q.	Who will solicit and pay the cost of soliciting proxies?

A.

Replay will pay the cost of soliciting proxies for the general meeting. Replay has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the general meeting. Replay has agreed to pay Morrow Sodali LLC a fee of $25,000. Replay will reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. Replay also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. Replay’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the Proposals, or if you need additional copies of this proxy statement/prospectus, the proxy card or the consent card you should contact Morrow Sodali LLC:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers can call collect at: (203) 658-9400

Email: RPLA.info@investor.morrowsodali.com

You may also contact Replay at:

Replay Acquisition Corp.

767 Fifth Avenue, 46th Floor

New York, New York 10153

Telephone: (212) 891-2700

Attention: Legal and Compliance

E-mail: Info@replayacquisition.com

To obtain timely delivery, Replay’s shareholders and warrantholders must request the materials no later than five business days prior to the general meeting.

You may also obtain additional information about Replay from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to Replay’s transfer agent prior to 5:00 p.m., Eastern time, on the second business day prior to the general meeting of shareholders. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attention: Mark Zimkind

E-mail: mzimkind@continentalstock.com

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS

This summary highlights selected information from this proxy statement/prospectus and does not contain all of the information that is important to you. To better understand the Business Combination and the Proposals to be considered at the general meeting, you should read this entire proxy statement/prospectus carefully, including the annexes. See also the section entitled “Where You Can Find Additional Information.”

Parties to the Business Combination

Replay

Replay is a blank check company incorporated as a Cayman Islands exempted company on November 6, 2018 for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

The Ordinary Shares, Warrants and Units, which consist of one Ordinary Share and one-half of one Warrant, are traded on NYSE under the ticker symbols “RPLA,” “RPLA.WS” and “RPLA.U,” respectively. Upon the effectiveness of the Domestication, each of our currently issued and outstanding Ordinary Shares and Warrants will automatically convert in connection with the Domestication, on a one-for-one basis, into Replay LLC Units and Warrants to purchase Replay LLC Units, and upon the effectiveness of the Replay Merger, each such Replay LLC Unit and Warrant will automatically convert into the right to receive one share of Class A Common Stock and one Warrant to purchase a share of Class A Common Stock, respectively. We intend to apply to list the Class A Common Stock and Warrants under the symbols “FOA” and “FOA.WS”, respectively, upon the Closing. The Units will automatically separate into the component securities upon consummation of the Business Combination and, as a result, will no longer trade as a separate security.

The mailing address of Replay’s principal executive office is 767 Fifth Avenue, 46th Floor

New York, New York 10153, and its telephone number is (212) 891-2700.

FoA

FoA is a vertically integrated, diversified lending platform that connects borrowers with investors. FoA operates with the goal of minimizing risk; it offers a diverse set of high-quality consumer loan products and distributes that risk to investors for an up-front cash profit and typically some future performance-based participation. FoA believes it has a differentiated, less volatile strategy than monoline mortgage lenders who focus on originating interest rate sensitive traditional mortgages and retain significant portfolios of mortgage servicing rights with large potential future advancing obligations. In addition to FoA’s profitable lending operations, it provides a variety of services to lenders through its Lender Services segment, which augments its lending profits with an attractive fee-oriented revenue stream.

FoA is a Delaware limited liability company. Through its predecessor entities, it has conducted its business since 2013. FoA’s principal executive offices are located at 909 Lake Carolyn Parkway, Suite 1550, Irving, Texas 75039 and its telephone number is (972) 865-8114.

The Business Combination

The Transaction Agreement

On October 12, 2020, Replay, FoA, New Pubco, Replay Merger Sub, Blocker Merger Sub, Blocker, Blocker GP and the Sellers entered into the Transaction Agreement, pursuant to which Replay agreed to combine with FoA in a series of transactions that will result in New Pubco becoming a publicly-traded company on NYSE and controlling FoA in an “UP-C” structure.

Pursuant to the Business Combination, among other things:

(i) Replay will effect the Domestication, whereby (A) each Ordinary Share outstanding immediately prior to the Domestication will be converted into a Replay LLC Unit and (B) Replay will be governed by the Replay LLCA;

(ii) the Sellers and Blocker GP will sell to Replay FoA Units in exchange for cash;

(iii) the Replay Merger will occur, with each Replay LLC Unit outstanding immediately prior to the effectiveness of the Replay Merger being converted into the right to receive one share of Class A Common Stock;

(iv) Blocker will be converted from a Delaware limited partnership to a Delaware limited liability company;

(v) the Blocker Merger will occur, with each Blocker Share outstanding immediately prior to the effectiveness of the Blocker Merger being converted into the right to receive a combination of shares of Class A Common Stock and cash;

(vi) Blocker GP will contribute its remaining FoA Units to New Pubco in exchange for shares of Class A Common Stock, after which New Pubco will contribute such FoA Units to Blocker; and

(vii) New Pubco will issue to the Sellers shares of Class B Common Stock, which will have no economic rights but will entitle each holder of at least one such share (regardless of the number of shares so held) to a number of votes that is equal to the aggregate number of FoA Units held by such holder on all matters on which stockholders of New Pubco are entitled to vote generally.

As a result of the Business Combination, among other things:

(A) New Pubco will indirectly hold (through Replay and Blocker) FoA Units and will have the sole and exclusive right to appoint the board of managers of FoA;

(B) the Sellers will hold (i) FoA Units that are exchangeable on a one-for-one basis for shares of Class A Common Stock and (ii) shares of Class B Common Stock; and

(C) the Continuing Stockholders will, directly or indirectly, hold shares of Class A Common Stock.

Consideration

The aggregate consideration payable or issuable to Blocker GP, the Sellers and the Blocker Shareholders in connection with the Business Combination will consist of, as applicable, (a) the aggregate amount of FoA Units Cash Consideration (as defined herein), (b) the aggregate number of Seller Class B Shares (as defined herein), (c) the aggregate amount of Blocker Merger Consideration (as defined herein), and (d) the additional shares of Class A Common Stock issuable by New Pubco to the Blocker Shareholders and additional FoA Units issuable by FoA to Blocker GP and the Sellers (the securities referred to in this clause (d), collectively, “Earnout Securities”). In addition, in exchange for the FoA Units that Blocker GP will contribute to New Pubco, New Pubco will issue to Blocker GP a number of shares of Class A Common Stock equal to the number of FoA Units so contributed.

Following the Closing, New Pubco and FoA collectively will issue up to an aggregate of 18,000,000 Earnout Securities to the Blocker Shareholders (in the case of issuances by New Pubco) and to Blocker GP and the Sellers (in the case of issuances by FoA) as follows:

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9,000,000 Earnout Securities, in the aggregate, in the event that the average trading price of the Class A Common Stock is $12.50 or greater for any 20 trading days within a period of 30 consecutive trading days prior to the sixth anniversary of the Closing; and

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9,000,000 Earnout Securities, in the aggregate, in the event that the average trading price of the Class A Common Stock is $15.00 or greater for any 20 trading days within a period of 30 consecutive trading days prior to the sixth anniversary of the Closing.

Holders of Replay’s Ordinary Shares will not receive any cash consideration in connection with the Business Combination; rather, upon the effectiveness of the Domestication, each of our currently issued and outstanding Ordinary Shares (including Founder Shares) and Warrants will automatically convert in connection with the Domestication, on a one-for-one basis, into Replay LLC Units and Warrants to purchase Replay LLC Units, and upon the effectiveness of the Replay Merger, each such Replay LLC Unit and Warrant will automatically convert into the right to receive one share of Class A Common Stock and one Warrant to purchase a share of Class A Common Stock. In connection with the closing of the Business Combination, the Private Placement Warrants owned by the Sponsor will be cancelled in exchange for 775,000 Ordinary Shares (which will ultimately convert into 775,000 shares of Class A Common Stock), and a portion of the Founder Shares that are converted into Class A Common Stock will be subject to vesting restrictions, each as described below under “—Other Agreements Related to the Transaction Agreement—Sponsor Agreement”.

Set forth below is an illustrative calculation of the Sold FoA Units, the FoA Units Cash Consideration, the Seller Class B Shares, the shares of Class A Common Stock to be received by Blocker GP upon the contribution by Blocker GP to New Pubco of FoA Units (such shares of Class A Common Stock, the “Blocker GP Class A Shares”, and such contribution and issuance, the “Blocker GP Contribution”), and the Blocker Merger Consideration. Such illustrative calculation is based on a number of assumptions, which are set forth in the next paragraph and in footnotes to the below table, and there can be no certainty or assurance that the illustrative calculation will reflect the actual consideration that is received in the Business Combination.

For purposes of the illustrative calculation, it is assumed that: (i) the Pre-Closing Replay Cash is equal to $537,500,000; (ii) there are 191,200,000 Pre-Closing Outstanding FoA Units; (iii) the Sale Percentage is equal to 31.8%; and (iv) there are no redemptions by Replay’s Public Shareholders. Dollar and share/unit amounts are rounded down to the nearest whole dollar or share/unit (as applicable).

	BX Sellers(1)	BL Sellers(2)	Other Sellers(3)	Blocker GP	Blocker Shareholders(4)
Sold FoA Units	20,554,263	18,704,763	1,741,314	1,141,578	—
FoA Units Cash Consideration(5)	$205,542,639	$187,047,635	$17,413,144	$11,415,782	—
Seller Class B Shares	2	2	3	—	—
Blocker GP Class A Shares(6)	—	—	—	2,424,538	—
Blocker Merger Consideration(7)	—	—	—	—	$75,753,966 16,088,987 shares of Class A Common Stock

(1)	As used in the above table, “BX Sellers” means, collectively, BTO Urban and ESC. All amounts shown are aggregate amounts with respect to the BX Sellers collectively.
(2)	As used in the above table, “BL Sellers” means, collectively, Family Holdings and TMO. All amounts shown are aggregate amounts with respect to the BL Sellers collectively.
(3)	As used in the table above, “Other Sellers” means, collectively, L&TF, Management Holdings and Joe Cayre. All amounts shown are aggregate amounts with respect to the Other Sellers collectively.
(4)	All amounts shown are aggregate amounts with respect to the Blocker Shareholders collectively.
(5)	On a per-FoA Unit basis, the FoA Units Cash Consideration is expected to be equal to approximately $10.00.

(6)

The Blocker GP Contribution will be effected on a one-for-one basis, with Blocker GP receiving an aggregate number of Blocker GP Class A Shares equal to the aggregate number of FoA Units contributed to New Pubco.

(7)	On a per-Blocker Share basis, the Blocker Merger Consideration is expected to be equal to approximately $3.21 in cash and 0.68 shares of Class A Common Stock.

Following the entry into the Transaction Agreement, a subsidiary of FoA issued senior notes in an aggregate principal amount of $350 million. In the event that FoA or any of its subsidiaries were to issue additional senior notes such that the aggregate principal amount of the previously issued senior notes, together with the aggregate principal amount of the additional senior notes, would exceed $350 million, then the Equity Value Reduction Amount would equal the amount of such excess, which would result in (1) a reduction in the number of FoA Units sold by the Sellers and Blocker GP, (2) the amount of FoA Units Cash Consideration to be received by the Sellers and Blocker GP and (3) a change in the ratio of shares of Class A Common Stock and cash received by the Blocker Shareholders so that such Blocker Shareholders would receive more Class A Common Stock and less cash. The reduction in cash to the Sellers, Blocker GP and the Blocker Shareholders will be pro rata based on their percentages of FoA Units held following the Pre-Closing Reorganization.

Conduct of Business Covenants

During the period from the date of the Transaction Agreement through the earlier of the Closing and the termination of the Transaction Agreement in accordance with its terms (the “Interim Period”), subject to certain exceptions (including in response to COVID-19), without the prior written consent of Replay (which consent shall not be unreasonably withheld, delayed or conditioned), FoA must use commercially reasonable efforts to (i) conduct its business in the ordinary course of business consistent with past practice in all material respects, (ii) keep intact its business in all material respects and (iii) preserve relationships with material customers and suppliers in all material respects, and will be subject to certain additional customary prohibitions on its conduct of business. Notwithstanding such restrictions, during the Interim Period, FoA and its subsidiaries may declare and pay dividends or other distributions to their equityholders, and may redeem or repurchase equity securities of FoA and its subsidiaries, so long as, after giving effect to such dividends, distributions, redemptions and repurchases but before giving effect to the payment of any transaction expenses of FoA or Replay, the cash held by FoA and its subsidiaries as of the last day of the month in which the Closing is expected to occur would reasonably be expected to be equal to at least $250.0 million.

During the Interim Period, Replay must operate in the ordinary course of business as a blank check company and not engage in any operations or practices other than in connection with its status as a blank check company or the Business Combination, and will be subject to certain additional customary prohibitions on the conduct of its business.

Reasonable Best Efforts; Regulatory Approvals

During the Interim Period, each of the parties must use its reasonable best efforts to take all necessary actions to consummate the Business Combination as promptly as practicable, including providing any notices to any Person required in connection with the consummation of the Business Combination and obtaining any licenses, consents, waivers, approvals, authorizations, qualifications and governmental orders necessary to consummate the Business Combination, including approvals from government-sponsored enterprises and state mortgage regulators.

Exclusivity

During the Interim Period, each of Replay and FoA shall not, and shall cause its affiliates and representatives not to, solicit, initiate, continue, engage in or facilitate discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide any information to or commence due diligence with respect to, any person (other than the applicable parties to the Transaction Agreement (and their respective representatives) as contemplated by the Transaction Agreement) concerning, relating to or which is intended or could reasonably be likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral, relating to any merger, asset acquisition, stock purchase, reorganization or similar business combination.

Warrant Offer

At the sole election of FoA, during the period prior to the Closing, Replay shall commence a tender offer (the “Warrant Offer”) for the outstanding Public Warrants, with the price per Public Warrant, the aggregate amount of Warrants subject to the Warrant Offer, and the other terms and conditions of the Warrant Offer to be determined by FoA in its sole discretion. FoA may consider any and all factors it deems relevant in deciding whether to elect for Replay to commence the Warrant Offer, including the market price of the Public Warrants, the number of Public Warrants that are outstanding and the amount of any dividend that FoA may elect to make to its equityholders the extent permitted by the Transaction Agreement and its effect, if any, on the expected pro forma ownership upon the consummation of the Business Combination. In the event FoA elects to have Replay commence the Warrant Offer, Replay will use its reasonable best efforts to launch the Warrant Offer as soon as practicable, and the Warrant Offer will be consummated concurrently with the Closing, with any payment for the Public Warrants in connection with the Warrant Offer to be made from the cash of the combined companies after the release of funds from Trust Account.

Pre-Closing Governance Covenants

Among other customary pre-Closing governance covenants, New Pubco must elect or otherwise cause the entire board of directors of New Pubco (the “New Pubco Board”), effective upon the Closing, to be comprised of persons designated by FoA (provided, that the New Pubco Board as so constituted must comply with applicable rules concerning director independence required by the SEC and the rules and listing standards of NYSE).

Representations and Warranties

The Transaction Agreement contains customary representations and warranties that each of the parties have made to each other relating to, among other matters, their respective businesses, their ability to enter into the Transaction Agreement and their outstanding capitalization and, in the case of Replay, its public filings. The representations and warranties in the Transaction Agreement and in any certificate, statement or instrument delivered pursuant to the Transaction Agreement will terminate effective as of, and will not survive, the Closing.

Conditions to the Closing of the Business Combination

The respective obligations of the parties to consummate the Business Combination are subject to the satisfaction of the following conditions: (i) Replay’s shareholders having approved, among other things, the transactions contemplated by the Transaction Agreement; (ii) the absence of any governmental order that would prohibit the Business Combination; (iii) the termination or expiration of all required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iv) all applicable required governmental consents, notices and approvals to or from any governmental entities having been made or obtained; (v) Replay having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the Closing; and (vi) the registration statement having been declared effective by the SEC and no stop order suspending the effectiveness of the registration statement having been issued and not withdrawn and no proceedings for that purpose having been initiated or threatened and not withdrawn by the SEC or any other governmental entity.

The respective obligations of the Purchaser-Side Parties to consummate the Business Combination are subject to the satisfaction or waiver of the following conditions: (i) the representations and warranties of FoA and the other Seller-Side Parties being true and correct, subject to the materiality standards set forth in the Transaction Agreement; (ii) FoA and each other Seller-Side Party having performed in all material respects all of its covenants and agreements required to be performed on or prior to the Closing Date (the conditions in clauses (i) and (ii) being the “Seller-Side Party Rep & Covenant Conditions”); (iii) Replay having received a certificate of each Seller-Side Party certifying to the satisfaction of the Seller-Side Party Rep & Covenant Conditions applicable to such Seller-Side Party; and (iv) the Pre-Closing Reorganization (including any permitted modifications thereto) having been completed.

The respective obligations of the Seller-Side Parties to consummate the Business Combination are subject to the satisfaction or waiver of the following conditions: (i) the representations and warranties of Replay and the other Purchaser-Side Parties being true and correct, subject to the materiality standards set forth in the Transaction Agreement; (ii) Replay and each other Purchaser-Side Party having performed in all material respects all of its covenants and agreements required to be performed on or prior to the Closing Date (the conditions in clauses (i) and (ii) being the “Purchaser-Side Party Rep & Covenant Conditions”); (iii) the Seller Representative having received a certificate of each Purchaser-Side Party certifying to the satisfaction of the Purchaser-Side Party Rep & Covenant Conditions applicable to such Purchaser-Side Party; (iv) the gross amount of the cash paid by the PIPE Investors to Replay pursuant to the PIPE Agreements plus the amount of cash held by Replay inside or outside of the Trust Account, less the amount of cash to be paid from the Trust Account to Redeeming Shareholders (the “Pre-Closing Replay Cash”), being equal to or greater than $400,000,000 (excluding payment of any deferred underwriting fees and certain permitted transaction expenses of each of FoA and Replay); (v) Replay having delivered to the Seller Representative executed copies of certain ancillary agreements; (vi) the New Pubco Board being constituted with the persons designated by FoA (subject to a majority of the New Pubco Board being independent as required by the SEC and NYSE); (vii) all aspects of the Domestication having been completed; (viii) Replay having complied in all respects with its pre-closing governance covenants; (ix) the pre-Closing transactions contemplated by the Sponsor Agreement (as defined below) having been completed; and (x) to the extent elected by FoA, Replay having commenced prior to the Closing, and having consummated concurrently with the Closing, the Warrant Offer.

If the conditions precedent to the consummation of the Business Combination have been satisfied or waived on or prior to April 1, 2021 (other than, and subject to the satisfaction or waiver of, those conditions that by their nature are to be satisfied at the closing of the Business Combination), the parties intend to consummate the Business Combination on April 1, 2021.

Termination of the Transaction Agreement

The Transaction Agreement may be terminated prior to the Closing, whether before or after approval of the Transaction Agreement by the shareholders of Replay, as follows:

•	by the mutual written consent of the Seller Representative and Replay;

•

by either the Seller Representative or Replay, if: (i) the Closing does not occur prior to the Outside Date; provided, however, that neither the Seller Representative nor Replay may so terminate if a Seller-Side Party (in the case of a purported termination by the Seller Representative) or a Purchaser-Side Party (in the case of a purported termination by Replay), at the time of such purported termination, has breached any of its obligations under the Transaction Agreement in any material respect and such breach causes, or results in, either (A) the failure to satisfy the conditions to the obligations of the non-terminating party to consummate the Business Combination prior to the Outside Date, or (B) the failure of the Closing to have occurred prior to the Outside Date;

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by either the Seller Representative or Replay, if there shall be in effect a final, nonappealable Governmental Order of a Governmental Entity having competent jurisdiction over FoA’s business (other than any portion thereof that is not material) prohibiting the consummation of the Business Combination; provided, however, that the right to so terminate will not be available to the party seeking to terminate if a Seller-Side Party (in the case of a purported termination by the Seller Representative) or a Purchaser-Side Party (in the case of a purported termination by Replay) has breached any of its representations, warranties, covenants or other agreements under the Transaction Agreement and such breach or breaches would result in a failure of a condition to the obligations of the non-terminating party to consummate the Business Combination;

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by Replay, if: (i) none of the Purchaser-Side Parties has breached any of their respective representations, warranties, covenants or other agreements in the Transaction Agreement in any material respect and (ii) a Seller-Side Party has breached any of its representations, warranties, covenants or other agreements in the Transaction Agreement in any material respect and such breach or breaches would render any of the Seller-Side Party Rep & Covenant Conditions not to be satisfied, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (x) 20 business days after the giving of written notice by Replay to the Seller Representative and (y) two business days prior to the Outside Date;

•

by the Seller Representative, if (i) none of the Seller-Side Parties has breached any of their respective representations, warranties, covenants or other agreements in any material respect and (ii) a Purchaser-Side Party has breached any of its representations, warranties, covenants or other agreements in the Transaction Agreement in any material respect and such breach or breaches would render any of the Purchaser-Side Party Rep & Covenant Conditions not to be satisfied, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (x) 20 business days after the giving of written notice by the Seller Representative to Replay and (y) two business days prior to the Outside Date; or

•	by Replay, if FoA has not delivered certain historical audited financial statements of FoA to Replay by January 31, 2021.

Upon termination of the Transaction Agreement, the Transaction Agreement will become void and have no further effect (other than certain customary provisions that will survive a termination), without any liability to the parties thereto (other than liability for any willful breach of the Transaction Agreement by a party occurring prior to the termination of the Transaction Agreement).

Fees and Expenses

No sooner than five or later than two business days prior to the Closing Date (as defined herein), (i) FoA must provide to Replay a written report setting forth (A) the fees and disbursements of outside counsel to FoA, (B) the fees and expenses of accountants to FoA, (C) the fees and disbursements of bona fide third-party investment bankers to FoA and (D) any premiums, fees, disbursements or expenses incurred in connection with any tail insurance policy for the directors’ and officers’ liability insurance of FoA, in each case, incurred in connection with the Business Combination and not-yet-paid prior to the Closing (collectively, the “Outstanding FoA Expenses”) and (ii) Replay must provide to FoA a written report setting forth (A) the fees and disbursements of outside counsel to Replay, (B) the fees and expenses of accountants to Replay, (C) the fees and expenses of certain consultants and other advisors to Replay, (D) the fees and disbursements of bona fide third-party investment bankers to Replay and (E) any premiums, fees, disbursements or expenses incurred in connection with any tail insurance policy for the directors’ and officers’ liability insurance of Replay, in each case, incurred in connection with the Business Combination and not-yet-paid prior to the Closing (collectively, the “Outstanding Replay Expenses”). On the Closing Date, FoA will pay or cause to be paid, from the combined cash accounts of FoA and Replay after the release of funds from the Trust Account, all such Outstanding FoA Expenses and Outstanding Replay Expenses.

Replacement of the Existing Organizational Documents

Pursuant to the Transaction Agreement, at the effective time of the Business Combination, Replay’s Existing Organizational Documents will be replaced with New Pubco’s Proposed Organizational Documents to:

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change the authorized share capital from $20,200 divided into 200,000,000 Ordinary Shares of a par value of $0.0001 each and 2,000,000 preferred shares of a par value of $0.0001 each, to authorized capital stock of 6,601,000,000 shares, consisting of 6,000,000,000 shares of Class A Common Stock, $0.0001 par value per share, 1,000,000 shares of Class B Common Stock, $0.0001 par value per share, and 600,000,000 shares of undesignated preferred stock, $0.0001 par value per share;

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allow (i) the board of directors, (ii) the chairman of the board of directors or (iii) the chief executive officer, by or at their direction, or at the request of the Principal Stockholders except at any time during any Voting Rights Threshold Period, to call a special meeting of stockholders generally entitled to vote; and

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effect all other changes in connection with the replacement of the Existing Organizational Documents of Replay with the Proposed Organizational Documents of New Pubco, including, among other things, (i) changing from a blank check company seeking a business combination within a certain period (as provided in the Existing Organizational Documents), to a corporation having perpetual existence (as provided in the Proposed Charter), (ii) changing from no provision in the Existing Organizational Documents providing where certain claims must be brought, to requiring certain claims to be brought in the Court of Chancery of the State of Delaware or the federal district courts of the United States (as provided in the Proposed Organizational Documents), and (iii) changing from no provision in the Existing Organizational Documents with respect to corporate opportunities, to renouncing an interest or expectancy in certain corporate opportunities involving non-employee members of New Pubco’s board of directors, the Principal Stockholders and their respective affiliates (as provided in the Proposed Charter).

For more information, see the section entitled “Proposal No. 3—The Organizational Documents Proposal.”

Other Agreements Related to the Transaction Agreement

Sponsor Agreement

Contemporaneously with the execution of the Transaction Agreement, the Initial Shareholders entered into an amendment and restatement of the existing Sponsor Agreement (as amended and restated, the “Sponsor Agreement”) with New Pubco, Replay and FoA, pursuant to which, among other things, (i) immediately prior to the Domestication, all of the Private Placement Warrants owned by the Sponsor will be exchanged for 775,000 Ordinary Shares in the aggregate (the “Warrant Exchange”) and (ii) excluding the Founder Shares held by Daniel Marx, Mariano Bosch or Russell Colaco (unless transferred to any other Initial Shareholder or permitted transferee thereof), 40% of the Founder Shares held by the Sponsor will be vested and wholly owned by the Sponsor as of the Closing and 60% of the Founder Shares held by the Sponsor will be subject to vesting and forfeiture in accordance with certain terms and conditions.

Pursuant to the Sponsor Agreement, the Initial Shareholders have agreed to (i) vote or cause to be voted at the general meeting all of their Founder Shares and all other equity securities that they hold in Replay in favor of each proposal in connection with the Business Combination and the Transaction Agreement and any other matters reasonably necessary for consummation of the Business Combination, (ii) use reasonable best efforts to cause to be done all reasonably necessary, proper or advisable actions to consummate the Business Transaction, (iii) waive all redemption rights and certain other rights in connection with the Business Transaction and (iv) be bound by the same exclusivity obligations that bind the Purchaser-Side Parties in the Transaction Agreement.

The Sponsor Agreement also provides for (i) a one-year post-Closing lock-up period applicable to the transfer of an Initial Shareholder’s New Pubco securities, other than any securities of Replay issued in Replay’s

IPO or purchased on the open market, pursuant to the PIPE Agreements or acquired through the Warrant Exchange (collectively, the “Excluded Securities”), and (ii) a 180-day post-Closing lock-up period applicable to the transfer of an Initial Shareholder’s Excluded Securities, other than any Excluded Securities purchased in connection with the PIPE Agreements or on the open market after the date of the Sponsor Agreement, except, in each case, to certain customary permitted transferees. For more information, see the section entitled “Certain Agreements Related to the Business Combination—Sponsor Agreement.”

Stockholders Agreement

In connection with the Business Combination, concurrently with the Closing, New Pubco and certain pre-Closing equityholders of FoA will enter into the Stockholders Agreement. Pursuant to the Stockholders Agreement, each of the Principal Stockholders will be entitled to nominate a certain number of directors to the New Pubco Board, based on each such holder’s ownership of the voting securities of New Pubco. The nomination rights of each Principal Stockholder are substantially identical and subject to the same terms, conditions and requirements. The number of directors that each of the Blackstone Investors and the BL Investors will separately be entitled to designate to the New Pubco Board increases and/or decreases on a sliding scale such that, for example, if the Blackstone Investors or the BL Investors, as the case may be, hold more than 40% of the outstanding shares of Class A Common Stock, assuming a full exchange of all FoA Units for the publicly traded Class A Common Stock, such applicable investors will be entitled to designate the lowest whole number of directors that is greater than 40% of the members of the New Pubco Board; if the Blackstone Investors or the BL Investors, as the case may be, hold between 30% and 40% of such outstanding shares, such applicable investors will be entitled to designate the lowest whole number of directors that is greater than 30% of the members of the New Pubco Board; if the Blackstone Investors or the BL Investors, as the case may be, hold between 20% and 30% of such outstanding shares, such applicable investors will be entitled to designate the lowest whole number of directors that is greater than 20% of the members of the New Pubco Board; and if the Blackstone Investors or the BL Investors, as the case may be, hold between 5% and 20% of such outstanding shares, such applicable investors will be entitled to designate the lowest whole number of directors that is greater than 10% of the members of the New Pubco Board).

Furthermore, pursuant to the Stockholders Agreement and subject to certain exceptions as set forth therein, for a period of 180 days following the Closing, each Principal Stockholder will not, and will cause any other holder of record of any of such Principal Stockholder’s New Pubco securities, not to, transfer any of such Principal Stockholder’s New Pubco securities, other than any such securities purchased pursuant to the PIPE Agreements or on the open market. For more information, see the section entitled “Certain Agreements Related to the Business Combination—Stockholders Agreement.”

Unless earlier terminated by agreement of the Principal Stockholders and the New Pubco Board, the Stockholders Agreement will terminate as to each Principal Stockholder at such time as such Principal Stockholder and its affiliates collectively hold less than 5% of the outstanding shares of Class A Common Stock, assuming a full exchange of all FoA Units for the publicly traded Class A Common Stock.

Registration Rights Agreement

In connection with the Business Combination, concurrently with the Closing, New Pubco and the Principal Stockholders will enter into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, upon the demand of any Principal Stockholder, New Pubco will be required to facilitate a non-shelf registered offering of the New Pubco shares requested by such Principal Stockholder to be included in such offering. Any demanded non-shelf registered offering may, at New Pubco’s option, include New Pubco Shares to be sold by New Pubco for its own account and will also include registrable shares to be sold by holders that exercise their related piggyback rights in accordance with the Registration Rights

Agreement. Within 90 days after receipt of a demand for such registration, New Pubco will be required to use its reasonable best efforts to file a registration statement relating to such demand. In certain circumstances, Principal Stockholders will be entitled to piggyback registration rights in connection with the demand of a non-shelf registered offering. In addition, the Registration Rights Agreement will entitle the Principal Stockholders to demand and be included in a shelf registration when New Pubco is eligible to sell its New Pubco Shares in a secondary offering on a delayed or continuous basis in accordance with Rule 415 of the Securities Act. For more information, see the section entitled “Certain Agreements Related to the Business Combination—Registration Rights Agreement.”

Amended and Restated Limited Liability Company Agreement

In connection with the Business Combination, immediately prior to the Closing, FoA will adopt an Amended and Restated Limited Liability Company Agreement (the “A&R LLC Agreement”). In connection with the adoption of the A&R LLC Agreement, all equity interests of FoA as of immediately prior to the Closing will be reclassified into a single class of unitized equity interests designated as FoA Units.

Pursuant to the A&R LLC Agreement, New Pubco will have the sole right to appoint a board of managers of FoA. The board of managers will have the right to determine when distributions will be made to the members of FoA and the amount of any such distributions. If the board of managers authorizes a distribution, such distribution will be made to the holders of FoA Units pro rata in accordance with the percentages of their respective FoA Units held. The A&R LLC Agreement will provide for tax distributions to the holders of FoA Units if the board of managers determines that a holder, by reason of holding FoA Units, incurs an income tax liability. For more information, see the section entitled “Certain Agreements Related to the Business Combination—Amended and Restated Limited Liability Company Agreement.”

Exchange Agreement

In connection with the Business Combination, concurrently with the Closing, New Pubco, FoA and the Continuing Unitholders will enter into an Exchange Agreement (the “Exchange Agreement”). The Exchange Agreement will set forth the terms and conditions upon which holders of FoA Units may exchange their FoA Units for shares of Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. Each holder of FoA Units (other than New Pubco and its subsidiaries), and certain permitted transferees thereof, may on a quarterly basis (subject to the terms of the Exchange Agreement) exchange their FoA Units for shares of Class A Common Stock. In addition, subject to certain requirements, the Blackstone Investors and the BL Investors will generally be permitted to exchange FoA Units for shares of Class A Common Stock from and after the Closing provided that the number of FoA Units surrendered in such exchanges during any 30-calendar day period represent, in the aggregate, greater than 2% of total interests in partnership capital or profits. Any Class A Common Stock received by the Blackstone Investors or the BL Investors in any such exchange during the applicable restricted periods would be subject to the lock-up agreements entered into in connection with the Business Combination. New Pubco may impose restrictions on exchange that it determines to be necessary or advisable so that New Pubco is not treated as a “publicly traded partnership” for U.S. federal income tax purposes. As a holder exchanges FoA Units for shares of Class A Common Stock, the voting power afforded to such holder of FoA Units by their shares of Class B Common Stock is automatically and correspondingly reduced and the number of FoA Units held by New Pubco is correspondingly increased as it acquires the exchanged FoA Units. For example, if a holder of Class B Common Stock holds 1,000 FoA Units as of the record date for determining stockholders of New Pubco that are entitled to vote on a particular matter, such holder will be entitled by virtue of such holder’s Class B Common Stock to 1,000 votes on such matter. If, however, such holder were to hold 500 FoA Units as of the relevant record date, such holder would be entitled by virtue of such holder’s Class B Common Stock to 500 votes on such matter.

Tax Receivable Agreements

In connection with the Business Combination, concurrently with the Closing, New Pubco will enter into a Tax Receivable Agreement with certain funds affiliated with Blackstone (the “Blackstone Tax Receivable Agreement”) and a Tax Receivable Agreement with certain other members of FoA (the “FoA Tax Receivable Agreement,” and collectively with the Blackstone Tax Receivable Agreement, the “Tax Receivable Agreements”). The Tax Receivable Agreements generally provide for the payment by New Pubco to certain funds affiliated with Blackstone and certain other members of FoA prior to the Business Combination (collectively, the “TRA Parties”) of 85% of the cash tax benefits, if any, that New Pubco is deemed to realize (calculated using certain simplifying assumptions) as a result of (i) tax basis adjustments as a result of sales and exchanges of units in connection with or following the Business Combination and certain distributions with respect to units, (ii) New Pubco’s utilization of certain tax attributes attributable to Blocker or the Blocker Shareholders, and (iii) certain other tax benefits related to entering into the Tax Receivable Agreements, including tax benefits attributable to making payments under the Tax Receivable Agreements. New Pubco will generally retain the benefit of the remaining 15% of these cash tax benefits. Estimating the amount of payments that may be made under the Tax Receivable Agreements is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The anticipated tax basis adjustments, as well as the amount and timing of any payments under the Tax Receivable Agreements, will vary depending upon a number of factors, including the timing of exchanges, the price of shares of New Pubco’s Class A Common Stock at the time of the exchange, the extent to which such exchanges are taxable, the amount of tax attributes, changes in tax rates and the amount and timing of New Pubco’s income. For more information, see the section entitled “Certain Agreements Related to the Business Combination—Tax Receivable Agreements.”

PIPE Agreements

Concurrently with the execution of the Transaction Agreement, (i) Replay entered into the Replay PIPE Agreements with various investors, including an affiliate of the Sponsor, pursuant to which such investors agreed to purchase Ordinary Shares (which Ordinary Shares will be converted into Replay LLC Units pursuant to the Domestication and then will be converted into the right to receive shares of Class A Common Stock pursuant to the Replay Merger), and (ii) New Pubco entered into the New Pubco PIPE Agreements with the Principal Stockholders (together with the investors party to the Replay PIPE Agreements, the “PIPE Investors”), pursuant to which the Principal Stockholders agreed to purchase shares of Class A Common Stock (together with the Ordinary Shares being purchased pursuant to the Replay PIPE Agreements, the “PIPE Shares”). In the aggregate, the PIPE Investors have committed to purchase $250.0 million of PIPE Shares, at a purchase price of $10.00 per PIPE Share, including $10.0 million of PIPE Shares to be purchased by an affiliate of the Sponsor. Certain offering related expenses are payable by New Pubco, including customary fees payable to the placement agents, Morgan Stanley & Co. LLC, Goldman Sachs & Co., LLC and Credit Suisse Securities (USA) LLC and capital markets advisors, including Blackstone Securities Partners L.P. All of the PIPE Agreements are in the same form as each other, except that Replay is not a party to the New Pubco PIPE Agreements (and certain conforming changes were made to the New Pubco PIPE Agreements to reflect that Replay is not a party thereto). The closing of the sale of the PIPE Shares pursuant to the PIPE Agreements is contingent upon, among other customary closing conditions, the substantially concurrent consummation of the Business Combination. The purpose of the sale of the PIPE Shares is to raise additional capital for use in connection with the Business Combination and to meet the minimum cash requirements provided in the Transaction Agreement. For more information, see the section entitled “Certain Agreements Related to the Business Combination—PIPE Agreements.”

Interests of Certain Persons in the Business Combination

In considering the recommendation of our board of directors to vote in favor of the Business Combination, shareholders should be aware that, aside from their interests as shareholders, our Sponsor and our directors and officers have interests in the Business Combination that are different from, or in addition to, those of other shareholders generally. Our directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, and in recommending to shareholders that they approve the Business Combination. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

•

the beneficial ownership of Replay’s Sponsor and certain of Replay’s directors of an aggregate of 7,187,500 Founder Shares, which shares would become worthless if Replay does not complete a business combination within the applicable time period, as Replay’s Initial Shareholders have waived any right to redemption with respect to these shares. Such shares have an aggregate market value of approximately $73 million based on the closing price of Ordinary Shares of $10.19 on NYSE on January 28, 2021, the record date for the general meeting of shareholders;

•	Replay’s directors will be reimbursed for any out-of-pocket expenses incurred by them on Replay’s behalf incident to identifying, investigating and consummating a business combination; and

•

the continued indemnification and advancement of expenses of current directors and officers of Replay and the continuation of directors’ and officers’ liability insurance after the Business Combination.

Reasons for Approval of the Business Combination

After careful consideration, our board of directors recommends that Replay shareholders vote “FOR” each Proposal being submitted to a vote of the Replay shareholders at the Replay general meeting.

For a description of Replay’s reasons for the approval of the Business Combination and the recommendation of our board of directors, see the section entitled “Proposal No. 1—The Cayman Proposals—Proposal 1(c): The Business Combination—Our Board of Directors’ Reasons for the Approval of the Business Combination.”

Redemption Rights

Under our Existing Organizational Documents, holders of our Ordinary Shares may elect to have their shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest (which interest shall be net of taxes payable), by (b) the total number of Ordinary Shares included as part of the Units issued in the IPO. However, Replay will not redeem any Public Shares to the extent that such redemption would result in Replay having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. As of September 30, 2020, this would have amounted to approximately $10.20 per Ordinary Share. Under the Existing Organizational Documents, in connection with an initial business combination, a Public Shareholder, together with any affiliate or any other person with whom such shareholder is acting in concert of as a “group” (as defined under Section 13(d)(3) of the Exchange Act), is restricted from seeking redemption rights with respect to more than 15% of the Public Shares.

If a holder exercises its redemption rights, then such holder will be exchanging its Ordinary Shares for cash and will no longer own Ordinary Shares and will not participate in the future growth of Replay, if any. Such a holder will be entitled to receive cash for its Public Shares only if it properly demands redemption and delivers its shares (either physically or electronically) to Replay’s transfer agent in accordance with the procedures described herein. See the section entitled “The General Meeting of Replay Shareholders—Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Ownership After the Closing

After the Closing, assuming no redemptions by Replay’s Public Shareholders and the exchange of all FoA Units by the Continuing Unitholders, approximately 30% of New Pubco will be beneficially owned by the shareholders of Replay, including the investors in the PIPE Agreements and excluding shares of Class A Common Stock held by the Sponsor following the Business Combination that are subject to vesting and forfeiture, and approximately 70% of New Pubco will be beneficially owned by current FoA securityholders. For additional information, see “Security Ownership of Certain Beneficial Owners and Management.”

Organizational Structure

Prior to the Business Combination

The following diagram illustrates the ownership structure of Replay prior to the Business Combination. The economic and voting interests shown in the diagram do not account for Private Placement Warrants (which will be exchanged for Ordinary Shares in the Warrant Exchange) or Public Warrants (which will remain outstanding following the Business Combination and may be exercised at a later date).

Following the Business Combination

New Pubco’s organizational structure following the completion of the Business Combination is commonly referred to as an umbrella partnership-C (or UP-C) corporation structure. This organizational structure will allow the Continuing Unitholders to retain their equity ownership in FoA, an entity that will, as of immediately prior to the Business Combination, be classified as a partnership for U.S. federal income tax purposes, in the form of FoA Units. The Continuing Unitholders will have the right to exchange their FoA Units for shares of the Class A common stock of New Pubco on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications.

Upon consummation of the Business Combination, New Pubco will be a holding corporation the principal asset of which will be a controlling interest in FoA. The business, property and affairs of FoA will be managed by a board of managers, as appointed by New Pubco in its sole discretion. As a result, New Pubco will control the business and affairs of FoA and its subsidiaries. The Business Combination, whereby New Pubco will begin to consolidate FoA in its consolidated financial statements, may be accounted for as a business combination using the acquisition method of accounting. Accordingly, the assets and liabilities of FoA would be recorded at their fair values at the date of the consummation of the Business Combination, with any excess of the purchase price over the estimated fair value recorded as goodwill. The application of business combination accounting requires the use of significant estimates and assumptions.

As a result of the application of business combination accounting, the historical consolidated financial statements of FoA presented in this proxy statement/prospectus are not necessarily indicative of FoA’s future results of operations, financial position and cash flows. For example, increased tangible and intangible assets resulting from adjusting the basis of tangible and intangible assets to their fair value would result in increased depreciation and amortization expense in the periods following the consummation of the Business Combination. See “Risk Factors—Risks Related to Replay and the Business Combination—As a result of the application of business combination accounting in connection with the Business Combination, the historical consolidated financial statements of FoA presented in this proxy statement/prospectus are not necessarily indicative of New Pubco’s future results of operations, financial position and cash flows, and in the future New Pubco may need to recognize impairment charges related to goodwill, identified intangible assets and fixed assets that are adjusted to fair value.”

The Continuing Unitholders will hold all of the issued and outstanding shares of New Pubco’s Class B Common Stock. The shares of Class B Common Stock will have no economic rights but will entitle each holder, without regard to the number of shares of Class B Common Stock held by such holder, to a number of votes that is equal to the aggregate number of FoA Units held by such holder on all matters on which stockholders of New Pubco are entitled to vote generally. The voting power afforded to holders of FoA Units by their shares of Class B Common Stock is automatically and correspondingly reduced as they sell FoA Units to New Pubco for cash as part of the Business Combination or subsequently exchange FoA Units for shares of Class A Common Stock of New Pubco pursuant to the Exchange Agreement. For example, if a holder of Class B Common Stock holds 1,000 FoA Units as of the record date for determining stockholders of New Pubco that are entitled to vote on a particular matter, such holder will be entitled by virtue of such holder’s Class B Common Stock to 1,000 votes on such matter. If, however, such holder were to hold 500 FoA Units as of the relevant record date, such holder would be entitled by virtue of such holder’s Class B Common Stock to 500 votes on such matter. If at any time the ratio at which FoA Units are exchangeable for shares of our Class A Common Stock changes from one-for-one as described under “Certain Agreements Related to the Business Combination—Exchange Agreement,” the number of votes to which holders of shares of Class B Common Stock are entitled will be adjusted accordingly. Holders of shares of Class B Common Stock will vote together with holders of our Class A Common Stock as a single class on all matters on which stockholders are entitled to vote generally, except as otherwise required by law.

The following simplified diagram illustrates the current ownership structure of FoA. This chart is provided for illustrative purposes only and does not represent all legal entities of FoA and its subsidiaries.

(1)

Finance of America Holdings LLC holds a 75% ownership interest in and is the managing member of Finance of America Commercial Holdings LLC. Buy to Rent Holdings L.P. (“B2R”) holds the remaining 25% ownership interest. Under the Amended and Restated Limited Liability Company Agreement of Finance of America Commercial Holdings LLC (the “FACo Holdings Agreement”), B2R is entitled to priority distributions of income until certain return hurdles have been achieved. More specifically, Finance of America Holdings LLC is not entitled to participate in distributions from Finance of America Commercial Holdings LLC until B2R has received $202.0 million (the “Hurdle Amount”).

The FACo Holdings Agreement provides that Finance of America Holdings LLC may purchase all of the outstanding Class B Units from B2R upon the occurrence of certain financing or sale transactions, including the Business Combination. In connection with the closing of the Business Combination, FoA expects to cause Finance of America Holdings LLC to exercise its right under the FACo Holdings Agreement to purchase all of the Class B Units held by B2R for a purchase price of $202.0 million in satisfaction of the Hurdle Amount.

After purchasing the Class B Units, Finance of America Commercial Holdings LLC will be an indirect wholly-owned subsidiary of New Pubco. The result of this transaction is reflected in the diagram below that illustrates the ownership structure of New Pubco immediately following the Business Combination.

The following simplified diagram illustrates the ownership structure of New Pubco immediately following the Business Combination. The voting and economic interests shown in the diagram assume no redemptions by Replay’s Public Shareholders and do not account for Public Warrants that will remain outstanding following the Business Combination and may be exercised at a later date. This chart is provided for illustrative purposes only and does not represent all legal entities of New Pubco and its subsidiaries.

(1)

Following the Business Combination, each of the Continuing Unitholders will hold one share of Class B Common Stock. The Class B Common Stock will provide each of the Continuing Unitholders with a number of votes that is equal to the aggregate number of FoA Units held by such Continuing Unitholder. For additional information, see “Description of Securities—Authorized and Outstanding Stock—Voting Power” and “Security Ownership of Certain Beneficial Owners and Management.”

(2)

Consists of 4,300,000 shares of Class A Common Stock to be purchased by the Principal Stockholders, 1,000,000 shares of Class A Common Stock to be purchased by affiliates of the Sponsor and 19,700,000 shares of Class A Common Stock to be purchased by other Subscribers.

(3)	Following the Business Combination, New Pubco will hold FoA Units indirectly through Replay and Blocker, which will be wholly owned subsidiaries of New Pubco.
(4)

The 4,258,500 shares of Class A Common Stock held by the Sponsor following the Business Combination that are subject to vesting and forfeiture will not be entitled to receive any dividends or other distributions, or to have any other economic rights until such shares are vested, and such shares will not be entitled to receive back dividends or other distributions or any other form of economic “catch-up” once they become vested. Additionally, for so long as they remain unvested, such shares must be voted proportionately with all other shares of Class A Common Stock and Class B Common Stock on all matters put to a vote of holders of New Pubco voting stock (i.e., holders of unvested Founder Shares will have no discretion in how such shares are voted). New Pubco will hold an equivalent number of unvested non-participating FoA Units corresponding to such unvested shares. See “Certain Agreements Related to the Business Combination—Sponsor Agreement.”

Investment Risks

An investment in New Pubco following the Closing involves substantial risks and uncertainties. Some of the more significant challenges and risks include, among other things, the following:

•

The COVID-19 pandemic poses unique challenges to FoA’s business and the effects of the pandemic could adversely impact FoA’s ability to originate and service mortgages, manage our portfolio of assets and provide lender services and could also adversely impact FoA’s counterparties, liquidity and employees.

•	FoA’s business is significantly impacted by interest rates. Changes in prevailing interest rates or U.S. monetary policies that affect interest rates may have a detrimental effect on FoA’s business.

•

If FoA is unable to obtain sufficient capital to meet the financing requirements of its business, or if FoA fails to comply with its debt agreements, its business, financing activities, financial condition and results of operations will be adversely affected.

•

FAR’s status as an approved non-supervised FHA mortgagee and an approved Ginnie Mae issuer, and FAM’s status as an approved seller-servicer for Fannie Mae and Freddie Mac, an approved Ginnie Mae issuer and an approved non-supervised FHA and VA mortgagee, are subject to compliance with each of their respective guidelines and other conditions they may impose, and the failure to meet such guidelines and conditions could have a material adverse effect on FoA’s overall business and FoA’s financial position, results of operations and cash flows.

•	FoA’s loan origination and servicing revenues are highly dependent on macroeconomic and U.S. residential real estate market conditions.

•

FoA operates in heavily regulated industries, and FoA’s mortgage loan origination and servicing activities (including lender services) expose it to risks of noncompliance with an increasing and inconsistent body of complex laws and regulations at the U.S. federal, state and local levels.

•

FoA is subject to legal proceedings, federal or state governmental examinations and enforcement investigations from time to time. Some of these matters are highly complex and slow to develop, and results are difficult to predict or estimate.

•

FoA uses estimates in measuring or determining the fair value of the majority of its assets and liabilities. If FoA’s estimates prove to be incorrect, it may be required to write down the value of these assets or write up the value of these liabilities, which could adversely affect FoA’s business, financial condition and results of operations.

•	FoA’s business could suffer if it fails to attract, or retain, highly skilled employees, and changes in FoA’s executive management team may be disruptive to its business.

•	Unlike competitors that are national banks, FoA’s lending subsidiaries are subject to state licensing and operational requirements that result in substantial compliance costs.

•

Compliance with federal, state and local laws and regulations that govern employment practices and working conditions may be particularly burdensome to FoA due to the distributed nature of its workforce.

•	The engagement of FoA’s Lender Services business by its loan originator businesses may give appearance of a conflict of interest.

•

FoA’s failure to implement and maintain effective internal control over financial reporting could require it to restate financial statements and cause investors to lose confidence in its reported financial information.

•

FoA may fail to identify or adequately assess the magnitude of certain liabilities, shortcomings or other circumstances prior to acquiring or investing in a company or business, including potential exposure to regulatory sanctions or liabilities resulting from an acquisition target’s previous activities, internal controls and security environment.

•	A security breach or a cyber-attack could adversely affect our results of operations and financial condition.

•

Technology disruptions or failures, including a failure in FoA’s operational or security systems or infrastructure, or those of third parties with whom FoA does business, could disrupt FoA’s business, cause legal or reputational harm and adversely impact FoA’s results of operations and financial condition.

•

Upon the listing of New Pubco’s Class A Common Stock on the NYSE, New Pubco will be a “controlled company” within the meaning of NYSE rules and, as a result, will qualify for exemptions from certain corporate governance requirements. The stockholders of New Pubco will not have the same protections afforded to stockholders of companies that are subject to such requirements.

•	The Principal Stockholders will control New Pubco following the Business Combination and their interests may conflict with New Pubco’s or yours in the future.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF FOA

The following table sets forth summary historical consolidated financial information of FoA and its consolidated subsidiaries for the periods and as of the dates indicated. We derived the consolidated historical financial information as of and for the nine months ended September 30, 2020 and 2019 from our unaudited consolidated financial statements appearing elsewhere in this proxy statement/prospectus. We derived the consolidated historical financial information as of December 31, 2019 and 2018 and for the fiscal years ended December 31, 2019, 2018 and 2017 from our audited consolidated financial statements appearing elsewhere in this proxy statement/prospectus. We derived the consolidated historical financial information as of December 31, 2017 and for the fiscal years ended December 31, 2016 and 2015 from our unaudited consolidated financial statements not appearing in this proxy statement/prospectus. The unaudited consolidated financial statements have been prepared on the same basis as the audited consolidated financial statements and, in our opinion, have included all adjustments, which include only normal recurring adjustments, necessary to present fairly in all material respects our financial position and results of operations. The results for any interim period are not necessarily indicative of the results that may be expected for the full year.

You should not assume the results of operations for past periods indicate results for any future period. You should read the summary historical financial information set forth below in conjunction with “Risk Factors,” “FoA Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our audited and unaudited consolidated financial statements and the related notes thereto.

	For the nine months ended September 30,		For the year ended December 31,
	2020	2019	2019	2018	2017	2016	2015
	(unaudited)		($ in thousands) (audited)			(unaudited)
REVENUES
Gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net	$836,901	$342,514	$464,308	$400,302	$484,846	$520,022	$190,498
Net fair value gains on mortgage loans and related obligations	221,638	236,892	329,526	310,864	181,042	104,548	97,238
Fee income	263,488	140,522	201,628	151,602	142,834	81,459	33,725
Net interest expense:
Interest income	29,615	27,073	37,323	35,334	35,421	38,320	13,500
Interest expense	(93,165)	(103,072)	(138,731)	(108,840)	(65,672)	(36,824)	(18,930)

Net interest expense	(63,550)	(75,999)	(101,408)	(73,506)	(30,251)	1,496	(5,430)

TOTAL REVENUES	1,258,477	643,929	894,054	789,262	778,471	707,525	316,031

EXPENSES
Salaries, benefits and related expenses	615,034	378,420	529,250	485,463	510,873	501,841	200,840
Occupancy, equipment rentals and other office related expenses	22,795	24,187	32,811	37,957	32,354	25,874	12,219
General and administrative expenses	273,584	178,801	254,414	218,311	180,365	153,090	89,447

Total expenses	911,413	581,408	816,475	741,731	723,592	680,805	302,506

Net income before income taxes	347,064	62,521	77,579	47,531	54,879	26,720	13,525
Provision for income taxes	1,574	1,206	949	286	53	39	0

Net income	345,490	61,315	76,630	47,245	54,826	26,681	13,525
Contingently Redeemable Noncontrolling Interest (“CRNCI”)	(22,959)	16,518	21,707	15,244	2,030	0	0
Noncontrolling Interest	1,076	540	511	(61)	121	32	0

Net income attributable to FOA Equity Capital LLC	367,373	44,257	54,412	32,062	52,675	26,649	13,525
Impact of foreign currency translation adjustment	37	8	47	(44)	(20)	(42)	8

COMPREHENSIVE INCOME ATTRIBUTABLE TO FOA EQUITY CAPITAL LLC	$367,410	$44,265	$54,459	$32,018	$52,655	$26,607	$13,533

	September 30, 2020	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
			($ in thousands)
	(unaudited)	(audited)		(unaudited)
ASSETS
Cash and cash equivalents	$205,444	$118,083	$91,875	$95,730	$102,516	$55,454
Restricted cash	308,311	264,581	147,349	32,511	11,559	6,118
Reverse mortgage loans held for investment, subject to HMBS obligations, at fair value	9,811,263	9,480,504	9,615,846	9,882,200	9,486,669	8,778,510
Mortgage loans held for investment, subject to nonrecourse debt, at fair value	5,180,911	3,511,212	1,560,867	335,674	0	0
Mortgage loans held for investment, at fair value	984,475	1,414,073	1,230,233	226,683	156,954	347,594
Mortgage loans held for sale, at fair value	1,893,555	1,251,574	726,500	1,895,411	1,370,124	842,353
Debt securities, at fair value	13,368	114,701	8,168	0	0	0
Mortgage servicing rights, at fair value	100,539	2,600	3,376	17,747	34,793	51,014
Derivative assets	114,563	15,553	11,257	11,774	17,614	10,159
Fixed assets and leasehold improvements, net	25,784	26,686	30,485	20,263	8,990	5,620
Goodwill	121,754	121,137	119,275	116,518	54,579	42,617
Intangible assets, net	16,855	18,743	21,319	22,955	16,828	7,492
Due from related parties	1,170	2,814	1,323	998	4,175	512
Other assets	244,023	241,840	158,235	287,850	110,655	76,787

TOTAL ASSETS	$19,022,015	$16,584,101	$13,726,108	$12,946,314	$11,375,456	$10,224,230

LIABILITIES, CRNCI AND MEMBERS’ EQUITY
HMBS related obligations, at fair value	$9,662,342	$9,320,209	$9,438,791	$9,738,249	$9,393,190	$8,710,639
Nonrecourse debt, at fair value	5,064,323	3,490,196	1,592,592	384,515	0	0
Other financing lines of credit	2,924,269	2,749,413	1,789,867	1,885,487	1,366,882	1,040,690
Payables and accrued liabilities	356,929	326,176	283,425	362,355	250,882	138,694
Notes payable	145	27,313	27,817	30,797	22,271	26,186

Total liabilities	18,008,008	15,913,307	13,132,492	12,401,403	11,033,225	9,916,209
CRNCI	165,022	187,981	166,274	151,030	0	0
MEMBERS’ EQUITY
FOA Equity Capital LLC members’ equity	848,774	482,719	427,392	393,826	342,158	308,013
Accumulated other comprehensive loss	(14)	(51)	(98)	(54)	(34)	8
Noncontrolling interest	225	145	48	109	107	0

Total members’ equity	848,985	482,813	427,342	393,881	342,231	308,021
TOTAL LIABILITIES, CRNCI AND MEMBERS’ EQUITY	$19,022,015	$16,584,101	$13,726,108	$12,946,314	$11,375,456	$10,224,230

SELECTED HISTORICAL FINANCIAL DATA OF REPLAY

The following table shows selected historical financial information of Replay for the periods and as of the dates indicated. The selected historical financial information of Replay was derived from the audited and unaudited historical financial statements of Replay included elsewhere in this proxy statement/prospectus. The following table should be read in conjunction with “Replay Management’s Discussion and Analysis of Financial Condition and Results of Operations of Replay” and our historical financial statements and the notes and schedules related thereto, included elsewhere in this proxy statement/prospectus.

Statement of Operations Data:	For the nine months ended September 30, (Unaudited)		For the Year Ended December 31,	For the period from November 6, 2018 (inception) through December 31,
	2020	2019	2019	2018
General and administrative expenses	$1,321,473	$245,980	$327,399	$2,694

Loss from operations	(1,321,473)	(245,980)	(327,399)	(2,694)
Gain on marketable securities, dividends and interest held in Trust Account	1,201,382	3,322,448	4,554,158	—

Net income (loss)	$(120,091)	$3,076,468	$4,226,759	$(2,694)

Basic and diluted weighted average shares outstanding of Public Shares	28,750,000	28,750,000	28,750,000	—

Basic and diluted net income per share, Public Share	$0.04	$0.12	$0.16	—

Basic and diluted weighted average shares outstanding of Founder Shares	7,187,500	7,187,500	7,187,500	7,187,500

Basic and diluted net loss per share, Founder Share	$(0.18)	$(0.03)	$(0.05)	$(0.00)

	As of September 30, 2020	As of December 31, 2019
Balance Sheet Data:	(Unaudited)
Total assets	$294,276,941	$293,706,691
Total liabilities	9,973,296	9,282,955
Commitments and contingencies
Ordinary shares, $0.0001 par value; 27,930,364 and 27,942,373 shares subject to possible redemption at $10.00 per share at September 30, 2020 and December 31, 2019, respectively	279,303,640	279,423,730
Shareholders’ Equity:
Preferred shares, $0.0001 par value; 2,000,000 shares authorized; none issued and outstanding	—	—
Ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 8,007,136 and 7,995,127 shares issued and outstanding (excluding 27,930,364 and 27,942,373 shares subject to possible redemption) at September 30, 2020, and December 31, 2019, respectively	801	800
Additional paid-in capital	895,230	775,141
Retained earnings	4,103,974	4,224,065

Total shareholders’ equity	5,000,005	5,000,006

Total Liabilities and Shareholders’ Equity	$294,276,941	$293,706,691

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2020 combines the unaudited condensed balance sheet of Replay as of September 30, 2020 with the unaudited consolidated balance sheet of FoA as of September 30, 2020, giving effect to the Business Combination as if it had been consummated on that date.

The unaudited pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 2020 combines the unaudited condensed statement of operations of Replay for the nine months ended September 30, 2020 with the unaudited consolidated statement of operations of FoA for the nine months ended September 30, 2020. The unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2019 combines the audited statement of operations of Replay for the year ended December 31, 2019 with the audited consolidated statement of operations of FoA for the year ended December 31, 2019. The unaudited pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 2020 and the year ended December 31, 2019 give effect to the Business Combination as if it had been consummated on January 1, 2019.

The unaudited pro forma condensed combined consolidated financial information was derived from and should be read in conjunction with the following historical financial statements and the accompanying notes, which are included elsewhere in this proxy statement/prospectus:

•

The historical unaudited condensed financial statements of Replay as of and for the nine months ended September 30, 2020 and the historical audited financial statements of Replay as of and for the year ended December 31, 2019; and

•

The historical unaudited consolidated financial statements of FoA as of and for the nine months ended September 30, 2020 and the historical audited consolidated financial statements of the FoA as of and for the year ended December 31, 2019.

The foregoing historical financial statements have been prepared in accordance with GAAP.

The unaudited pro forma condensed combined consolidated financial information should also be read together with “Replay Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “ FoA Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other financial information included elsewhere in this proxy statement/prospectus.

The historical financial information has been adjusted to give pro forma effect to events that are (i) related and/or directly attributable to the Business Combination, (ii) factually supportable, and (iii) with respect to the pro forma statement of operations, are expected to have a continuing impact on the results of the combined entity. The adjustments in the unaudited pro forma condensed combined consolidated financial information have been identified and presented to provide relevant information necessary for an accurate understanding of the combined entity upon consummation of the Business Combination.

The unaudited pro forma condensed combined consolidated financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined consolidated financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined entity will experience.

The unaudited pro forma condensed combined consolidated financial statements are presented in two scenarios: (1) assuming No Redemptions, and (2) assuming Maximum Redemptions. The No Redemptions scenario assumes that no Replay shareholders elect to redeem their Ordinary Shares for a pro rata portion of cash in the Trust Account, and thus the full amount held in the Trust Account as of the balance sheet date is available for the Business Combination. The Maximum Redemptions scenario assumes that Replay shareholders redeem the maximum number of their Ordinary Shares for a pro rata portion of cash in the Trust Account that would still allow Replay to satisfy a condition precedent in the Transaction Agreement that Replay have at least $400 million of available cash at the closing (excluding payment of any deferred underwriting fees and certain permitted transaction expenses of each of FoA and Replay). In both scenarios, the amount of cash available is sufficient to (a) pay the cash consideration to existing FoA owners and (b) pay transaction expenses.

	SELECTED UNAUDITED PRO FORMA
	CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION
	(a) Replay Acquisition Corp.	(b) Finance of America Equity Capital, LLC	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
	(in thousands except per share amounts)
Statement of Operations Data—Nine Months Ended September 30, 2020
Revenues	$1,201	$1,258,477	$1,235,944	$1,235,944
Operating expenses	1,321	911,413	951,515	953,447
Net income before income taxes	(120)	347,064	284,429	282,497
Net income attributable to New Pubco	(120)	367,373	90,360	76,215
Net income per share - basic			$1.15	$1.14
Net income per share - diluted			$1.09	$1.09
Statement of Operations Data—Year Ended December 31, 2019
Revenues	4,554	894,054	863,992	863,992
Operating expenses	327	816,475	924,455	917,279
Net income before income taxes	4,227	77,579	(60,463)	(53,287)
Net income attributable to New Pubco	4,227	54,412	(4,121)	(4,305)
Net income per share - basic			$(0.05)	$(0.06)
Net loss per share - diluted			$(0.25)	$(0.22)
Balance Sheet Data—As of September 30, 2020
Total assets	294,277	19,022,015	20,802,511	20,741,672
Total liabilities	9,973	18,008,008	18,615,331	18,597,236
Total shareholders’ equity	5,000	848,985	2,187,180	2,144,436

(a)

Represents the Replay historical unaudited condensed statements of operations for the nine months ended September 30, 2020, the audited statements of operations for the year ended December 31, 2019, and the historical unaudited condensed balance sheet as of September 30, 2020.

(b)

Represents the FoA historical unaudited consolidated statements of operations for the nine months ended September 30, 2020, the audited consolidated statements of operations year ended December 31, 2019, and the unaudited consolidated statement of financial condition as of September 30, 2020.

COMPARATIVE PER SHARE INFORMATION

The following table sets forth historical comparative per share information of New Pubco, on a stand-alone basis, and the unaudited pro forma condensed combined per share information after giving effect to the Business Combination, assuming No Redemptions and Maximum Redemptions, respectively.

The historical information should be read in conjunction with “FoA Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Replay Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other financial information included elsewhere in this proxy statement/prospectus. The unaudited pro forma condensed combined per share information is derived from, and should be read in conjunction with, the information contained in the section of this proxy statement/prospectus entitled “Selected Unaudited Pro Forma Condensed Combined Consolidated Financial Information.”

The unaudited pro forma combined share information does not purport to represent what the actual results of operations of the Company would have been had the Business Combination been completed or to project New Pubco’s results of operations that may be achieved after the Business Combination. The unaudited pro forma shareholders’ equity per share information below does not purport to represent what the value of FoA Equity and Replay would have been had the Business Combination been completed nor the shareholders’ equity per share for any future date or period.

The following table sets forth:

•	Historical per share information of Replay for the nine months ended September 30, 2020 and year ended December 31, 2019; and

•

Unaudited pro forma per share information of the combined company for the nine months ended September 30, 2020 and the year ended December 31, 2019 after giving effect to the Business Combination, assuming the redemption scenarios as follows:

•

Assuming No Redemptions: The No Redemptions scenario assumes that no Replay shareholders elect to redeem their Ordinary Shares for a pro rata portion of cash in the Trust Account, and thus the full amount held in the Trust Account as of the balance sheet date is available for the Business Combination; and

•

Assuming Maximum Redemptions: The Maximum Redemptions scenario assumes that Replay shareholders redeem the maximum number of their Ordinary Shares for a pro rata portion of cash in the Trust Account that would still allow Replay to satisfy a condition precedent in the Transaction Agreement that Replay have at least $400 million of available cash at the closing (excluding payment of any deferred underwriting fees and certain permitted transaction expenses of each of FoA and Replay). In both scenarios, the amount of cash available is sufficient to (a) pay the cash consideration to existing FoA owners and (b) pay transaction expenses.

The historical information should be read in conjunction with “Selected Historical Consolidated Financial Data of FOA,” “Selected Historical Financial Data of Replay,” “FOA Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Replay Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere in this proxy statement/prospectus and the historical financial statements and related notes of each of Replay and FoA contained elsewhere in this proxy statement/prospectus. The unaudited pro forma combined share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information and related notes included elsewhere in this proxy statement/ prospectus. The unaudited pro forma combined net income per share information below does not purport to represent what the actual results of operations of the Company would have been had the Business Combination been completed or to project the Company’s results of operations that may be achieved after the Business Combination. The unaudited pro forma book value per share information below does not purport to represent what the book value of the Company would have been had the Business Combination been completed nor the book value per share for any future date or period.

	Replay Acquisition Corp.	Finance of America Equity Capital, LLC	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
	(in thousands except per share amounts)
Nine Months Ended September 30, 2020
Net income (loss)	$(120)	$345,490	$249,467	$252,554
Total Shareholders’ Equity at September 30, 2020	$5,000	$848,985	$2,187,180	$2,144,436
Public Shares
Basic and diluted weighted average shares outstanding of Public Shares	28,750,000
Basic and diluted net income per share, Public Shares	$0.04
Shareholders’ basic and diluted equity per share	$0.00
Founder Shares
Basic and diluted weighted average shares outstanding of Founder Shares	7,187,500
Basic and diluted net loss per share, Founder Shares	$(0.18)
Shareholders’ basic and diluted equity per share	$0.00
New Pubco Shares
Basic weighted average shares outstanding of New Pubco			82,292,953	70,766,240
Basic net income per share, New Pubco			$1.15	$1.14
Shareholders’ basic equity per share			$0.03	$0.03
Diluted weighted average shares outstanding of New Pubco			191,200,000	191,200,000
Diluted net income per share, New Pubco			$1.09	$1.09
Shareholders’ diluted equity per share			$0.01	$0.01
Year Ended December 31, 2019
Net income (loss)	$4,227	$76,630	$(64,204)	$(56,600)
Public Shares
Basic and diluted weighted average shares outstanding of Public Shares	28,750,000
Basic and diluted net income per share, Public Shares	$0.16
Founder Shares
Basic and diluted weighted average shares outstanding of Founder Shares	7,187,500
Basic and diluted net loss per share, Founder Shares	$(0.05)
New Pubco Shares
Basic weighted average shares outstanding of New Pubco			79,256,039	67,464,802
Basic net income per share, New Pubco			$(0.05)	$(0.06)
Diluted weighted average shares outstanding of New Pubco			191,200,000	191,200,000
Diluted net loss per share, New Pubco			$(0.25)	$(0.22)

(1)	Shareholder equity per share = (Total Shareholders’ Equity / shares outstanding).
(2)	Given FoA’s historical equity structure, the calculation of historical FoA per share data has been omitted.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement/prospectus may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “appear,” “approximate,” “believe,” “continue,” “could,” “estimate,” “expect,” “foresee,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “would” and similar expressions (or the negative version of such words or expressions) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement/prospectus may include, for example, statements about:

•	our ability to consummate the Business Combination;

•	the expected benefits of the Business Combination;

•	New Pubco’s financial performance following the Business Combination;

•	changes in FoA’s strategy, future operations, financial position, estimated revenues and losses, projected costs, margins, cash flows, prospects and plans;

•	the impact of health epidemics, including the COVID-19 pandemic, on FoA’s business and the actions FoA may take in response thereto;

•	expansion plans and opportunities; and

•	the outcome of any known and unknown litigation and regulatory proceedings.

These forward-looking statements are based on information available as of the date of this proxy statement/prospectus, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements in deciding how to vote your proxy or instruct how your vote should be cast on the Proposals set forth in this proxy statement/prospectus. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the occurrence of any event, change or other circumstances that could delay the Business Combination or give rise to the termination of the Transaction Agreement;

•	the outcome of any legal proceedings that may be instituted against Replay following announcement of the proposed Business Combination and transactions contemplated thereby;

•	the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Replay or to satisfy other conditions to the Closing in the Transaction Agreement;

•	the ability to obtain or maintain the listing of Class A Common Stock on NYSE following the Business Combination;

•	the risk that the proposed Business Combination disrupts current plans and operations of FoA as a result of the announcement and consummation of the transactions described herein;

•

our ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of FoA to grow and manage growth profitably following the Business Combination;

•	costs related to the Business Combination;

•	changes in applicable laws or regulations;

•	the effect of the COVID-19 pandemic on FoA’s business;

•	the possibility that Replay or FoA may be adversely affected by other economic, business, and/or competitive factors;

•	the inability to obtain or maintain the listing of New Pubco’s shares of Class A Common Stock on the NYSE following the Business Combination; and

•	other risks and uncertainties described in this proxy statement/prospectus, including those under the section entitled “Risk Factors.”

RISK FACTORS

The following risk factors apply to the business and operations of FoA and will also apply to our business and operations following the completion of the Business Combination. These risk factors are not exhaustive, and investors are encouraged to perform their own investigation with respect to the business, financial condition and prospects of FoA and our business, financial condition and prospects following the completion of the Business Combination. You should carefully consider the following risk factors in addition to the other information included in this proxy statement/prospectus, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements.” We may face additional risks and uncertainties that are not presently known to us, or that we currently deem immaterial, which may also impair our business or financial condition. The following discussion should be read in conjunction with our and FoA’s financial statements and notes to the financial statements included herein. For the purposes of the following risk factors, “FoA” refers to Finance of America Equity Capital LLC and its subsidiaries, collectively.

Risks Related to the Business of FoA

Unless the context otherwise requires, all references in this section to “we,” “us,” “our” or the “Company” refer to FoA and its subsidiaries prior to the consummation of the Business Combination.

Risks Related to COVID-19

The COVID-19 pandemic poses unique challenges to our business and the effects of the pandemic could adversely impact our ability to originate and service mortgages, manage our portfolio of assets and provide lender services and could also adversely impact our counterparties, liquidity and employees.

On March 13, 2020, the World Health Organization declared SARS-CoV-2, and the related disease it causes in humans (“COVID-19”) a pandemic. This outbreak of COVID-19 has led and is likely to continue to lead to disruptions in the global securities markets and capital markets and the economies of all nations where COVID-19 has arisen and may in the future arise, and is resulting in adverse impacts on the global economy in general. The economic impact of COVID-19 has led to extreme volatility in the stock market and capital markets. In March 2020, the Federal Reserve took emergency action to further cut its benchmark rate down to a range of between 0% and 0.25%, to inject additional funds into the short-term lending markets and to implement quantitative easing and other measures to support financial institutions, other businesses and the credit markets. In addition, beginning in March 2020, the Federal Reserve in conjunction with the Treasury Department announced an extensive series of measures to provide liquidity and support the economy. Although it cannot be predicted, additional action by the Federal Reserve as well as other federal and state agencies is possible in the near future.

The long-term impacts of the social, economic and financial disruptions caused by the COVID-19 pandemic are unknown. While the U.S. Federal Reserve, the U.S. government and other governments have implemented unprecedented financial support or relief measures in response to concerns surrounding the economic effects of the COVID-19 pandemic, the likelihood of such measures calming the volatility in the financial markets or preventing a long-term national or global economic downturn cannot be predicted.

The federal government has enacted a series of laws, including the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), providing for economic relief to states, businesses and individuals affected by COVID-19. Some of these laws create burdens on employers for compliance with respect to their employees. Failure to comply with these laws could create liability on the part of the Company.

Additionally, in 2020, the U.S. federal government, as well as many state and local governments adopted a number of emergency measures and recommendations in response to the COVID-19 outbreak, including imposing travel bans, “shelter in place” restrictions, curfews, banning large gatherings, closing non-essential businesses, and generally promoting social distancing (including in the workplace, which has resulted in a significant increase in employees working remotely). Although certain states and localities have begun easing some of these measures and providing recommendations regarding recommencing economic activity, there have been recent upticks in cases in many locations across the world, resulting in new or renewed restrictions. It cannot be predicted whether there will be increased outbreaks in the future, or whether such outbreaks would result in new restrictions. The COVID-19 outbreak (and any future outbreaks of COVID-19) and resulting emergency measures has led (and may continue to lead) to significant disruptions in the global supply chain, global capital markets, and the economy of the United States. Concern about the potential effects of the COVID-19 outbreak and the effectiveness of measures being put in place by governmental bodies and reserve banks at various levels as well as by private enterprises (such as workplaces and schools) to contain or mitigate its spread has adversely affected economic conditions and capital markets globally.

Our Company and many of our counterparties have transitioned all or a substantial portion of their operations to remote working environments (as a result of state or local requirements or otherwise in response to COVID-19). Our work-from-home environment is anticipated to continue into 2021. While the Company has not seen reduced productivity from this transition to work from home, there can be no assurance that such transition of material business operations will not have an adverse effect on our Company in the long term. Specifically, recruiting, vetting and training employees is more difficult in a work-from-home environment. The ongoing nature of the COVID-19 outbreak could also adversely impact the continued service and availability of skilled personnel, including our executive officers and other members of our management team, employees at our origination and servicing businesses and the servicers and subservicers that we engage and other third-party vendors. To the extent our service partners and vendors, management or other personnel, are impacted in significant numbers by the outbreak and are not available to conduct work, our business and operating results could be negatively impacted. The extent of the spread of COVID-19, as well as the effects on the world and local economies, including the credit and capital markets, is not quantifiable as of the date of this proxy statement/prospectus.

We are subject to guidelines issued by the FHFA, HUD and/or the GSEs in connection with management and servicing of mortgage loans insured by such agency or sold through a GSE sponsored securitization or on a whole loan basis to the related GSE. HUD has taken several actions in response to the COVID-19 pandemic to provide temporary relief and protections for homeowners facing financial hardship due to the COVID-19.

•

On March 18, 2020, HUD announced that all foreclosures and evictions were suspended until the end of 60 days from the date of the related HUD Mortgagee Letter announcing such restrictions. As of January 21, 2021, the HUD moratorium has been further extended to March 31, 2021.

•

On April 1, 2020, HUD issued Mortgagee Letter 2020-06, implementing a forbearance period of 6-12 months for traditional borrowers affected by COVID-19, and an extension period for HECMs affected by the COVID-19 Presidentially-Declared National Emergency, in accordance with the CARES Act. Pursuant to the letter, upon a borrower’s request, the mortgagee must delay submitting a request to call a loan due and payable for up to 6 months, and may delay submitting such request for up to 12 months, with HUD approval. The mortgagee also must waive all late charges, fees, and penalties for as long as the borrower is in an extension period. For loans that have become automatically due and payable, entered into a deferral period, or became due and payable with HUD approval, the mortgagee also may take an automatic extension for any deadline relating to foreclosure and claim submission for a period of up to 6 months (or up to 12 months with HUD approval).

•

Further, on July 8, 2020 the FHA announced that, effective immediately, mortgage servicers would be able to use an expanded menu of loss mitigation tools to help homeowners with FHA-insured single family forward mortgages who are financially impacted by the COVID-19 pandemic bring their mortgages current at the end of their COVID-19 forbearance.

The GSEs have also taken several actions in connection with COVID-19.

•

On March 18, 2020, the FHFA directed Fannie Mae and Freddie Mac to suspend foreclosures and evictions for GSE-backed single-family mortgages for at least sixty days due to COVID-19, and to provide payment forbearance for up to twelve months to borrowers impacted by COVID-19, while servicers must fund payments on securitized debt for up to four months. On January 18, 2021, the FHFA announced that the moratorium on foreclosures and evictions was being further extended until at least February 28, 2021.

•	Both Fannie Mae and Freddie Mac have issued multiple announcements regarding underwriting of and servicing of loans in reaction to the COVID-19 pandemic.

We believe that we have effective systems in place for identifying and implementing changes in agency policies and procedures. However, any changes to the rules applying to origination and servicing of both forward and reverse mortgages insured by HUD and the origination and servicing of loans sold to or backed by Fannie Mae and Freddie Mac may increase the risk to our Company of originating and servicing these loans, which make up a majority of our Company’s loan production. The forbearance requirements and the moratoria on foreclosures may delay foreclosure and recovery timelines, potentially increasing expense and reducing income to our Company. See “—Risks Related to our Lending Businesses—FAR’s status as an approved non-supervised FHA mortgagee and an approved Ginnie Mae issuer, and FAM’s status as an approved seller-servicer for Fannie Mae and Freddie Mac, an approved Ginnie Mae issuer and an approved non-supervised FHA and VA mortgagee, are subject to compliance with each of their respective guidelines and other conditions they may impose, and the failure to meet such guidelines and conditions could have a material adverse effect on our overall business and our financial position, results of operations and cash flows.”

It is unclear how many borrowers have been adversely affected by the COVID-19 pandemic. It is expected that many borrowers will be (or continue to be) adversely affected by the COVID-19 pandemic. As a result, borrowers may not and/or may be unable to meet their payment obligations under the mortgage loans, which may result in shortfalls in distributions of interest and/or and losses on the loans. Shortfalls and losses will be particularly pronounced to the extent that the related mortgaged properties are located in geographic areas with significant numbers of COVID-19 cases or relatively restrictive COVID-19 countermeasures. Some borrowers may seek forbearance arrangements at some point in the near future (if they have not already made such request). It is possible that a significant number of borrowers will not make timely payments on their mortgage loans at some point during the continuance of the COVID-19 pandemic. In response, we may implement a range of actions with respect to affected borrowers and the related mortgage loans to forbear or extend or otherwise modify the loan terms consistent with our customary servicing practices. Approximately 1.49% of our serviced forward mortgage loans by units (0.84% of our serviced forward mortgage loans by UPB) are in forbearance as of September 30, 2020.

In response to the COVID-19 pandemic and related business closures, numerous states and other jurisdictions have imposed moratoria on foreclosures and evictions as well. Our Company intends to comply (and to cause its subservicers to comply) with any such foreclosure and eviction restrictions or moratoriums, if applicable, as well as any related guidelines imposed by applicable law or regulatory authorities or otherwise in accordance with accepted servicing practices, and may, in the future, choose to offer other loss mitigation options to avoid such borrowers going into foreclosure. Any of these types of laws, regulations, rules, moratoria or proceedings could result in substantial delays in, or prevention of, the foreclosure process, and may lead to increased reimbursable servicing expenses, reduced proceeds from further depressed home prices and additional defaults. The moratoria on evictions extends to landlords in leased properties as well; these may adversely impact performance of our mortgages on investor-owned residential properties, since the underlying tenants may cease to make rental payments and cannot be evicted. In this event, our borrower would face reduced cash flows and be more likely to default.

There can be no assurance that any measures undertaken by the federal government, or by state or local governments, will be effective to mitigate the impact of the COVID-19 outbreak. There is little certainty as to when the COVID-19 outbreak will abate, or when and to what extent the United States economy will fully recover from the disruption caused by the COVID-19 outbreak. If the COVID-19 pandemic significantly worsens, we or our counterparties may experience further disruptions, such as impacts on access to capital and funding sources, temporary closure of offices, suspension of services and/or unusually high volume of borrower defaults, which may materially and adversely affect our business, financial condition, results of operations or ability to perform under the transaction documents. The duration of any such business disruptions and related financial or commercial impact cannot be reasonably estimated at this time, but may materially affect such parties’ ability to operate their respective business and result in additional costs.

Risks Related to Our Business and Industry

Our business is significantly impacted by interest rates. Changes in prevailing interest rates or U.S. monetary policies that affect interest rates may have a detrimental effect on our business.

Our financial performance is directly affected by changes in prevailing interest rates. Our financial performance may decrease or be subject to substantial volatility because of changes in prevailing interest rates. Due to the unprecedented events surrounding the COVID-19 pandemic along with the associated severe market dislocation, there is an increased degree of uncertainty and unpredictability concerning current interest rates, future interest rates and potential negative interest rates.

With regard to the portion of our business that focuses on refinancing existing mortgages, the refinance market generally experiences more significant fluctuations than the purchase market as a result of interest rate changes. Long-term residential mortgage interest rates have been at or near record lows for an extended period, but they may increase in the future. As interest rates rise, refinancing generally becomes a smaller portion of the market as fewer consumers are interested in refinancing their mortgages. With regard to our purchase mortgage loan business, higher interest rates may also reduce demand for purchase mortgages as home ownership becomes more expensive. This could adversely affect our revenues or require us to increase marketing expenditures in an attempt to increase or maintain our volume of mortgages. Currently, with sustained low interest rates, refinancing transactions are expected to decline over time, as many clients and potential clients have already taken advantage of the low interest rates. Additionally, an increase in interest rates may over time cause a decrease in the price that the primary issuance market would pay for a given HMBS or other securitization and could result in a decrease in gain on the securitization earned.

Changes in interest rates are also a key driver of the performance of our servicing business, particularly because the value of our MSR portfolio is highly sensitive to changes in interest rates. Historically, the value of MSRs has increased when interest rates rise as higher interest rates lead to decreased prepayment rates, and has decreased when interest rates decline as lower interest rates lead to increased prepayment rates. As a result, decreases in interest rates could have a detrimental effect on the valuation of our MSRs.

Borrowings under our warehouse facilities and other financing lines of credit are generally at variable rates of interest, which also expose us to interest rate risk. If interest rates increase, our debt service obligations on certain of our variable-rate indebtedness will increase even though the amount borrowed remains the same, and our net income and cash flows, including cash available for servicing our indebtedness, will correspondingly decrease. We generally use interest rate swaps or other derivative instruments that involve the exchange of floating for fixed-rate interest payments to reduce interest rate volatility. However, we may not maintain interest rate swaps with respect to all of our variable-rate indebtedness, and any such swaps may not fully mitigate our interest rate risk, may prove disadvantageous or may create additional risks. See “—Risks Related to Our Lending Businesses—Our hedging strategies may not be successful in mitigating our risks associated with changes in interest rates.”

In addition, our business is materially affected by the monetary policies of the U.S. government and its agencies. For instance, Fannie Mae and Freddie Mac announced in August 2020 that they would be charging lenders a 0.5% fee on certain refinancing beginning in September, though the FHFA subsequently announced that the fee would not be introduced until December 2020. We are also particularly affected by the policies of the U.S. Federal Reserve, which influence interest rates and impact the size of the loan origination market. In response to the COVID-19 pandemic in 2020, the U.S. Federal Reserve announced programs to increase its purchase of certain MBS products mortgage-backed securities to sustain smooth market functioning and help foster accommodative financial conditions, thereby supporting the flow of credit to households and businesses. The duration of these U.S. Federal Reserve programs is unknown at this time; a reversal of this policy could have a negative impact on the liquidity of MBS in the future.

Our geographic concentration could materially and adversely affect us if the economic conditions in our current markets should decline or we could face losses in concentrated areas due to natural disasters.

Based on data from CoreLogic, the California mortgage market represents approximately 20% of the entire market in the United States. For the nine months ended September 30, 2020, 46% of our originations in mortgage, reverse, and commercial loans (by UPB) were secured by properties in the state of California. As a result of this geographic concentration, our results of operations are largely dependent on economic conditions in this area. Decreases in real estate values could adversely affect the value of property used as collateral for loans to our borrowers and adverse changes in the economy caused by inflation, recession, unemployment, state or local real estate laws and regulations or other factors beyond our control may also continue to have a negative side effect on the ability of borrowers to make timely mortgage or other loan payments, which would have an adverse impact on earnings. Consequently, deterioration in economic conditions in California could have a material adverse impact on the quality of our loan portfolio, which could result in increased delinquencies, decreased interest income results as well as an adverse impact on loan loss experience with probable increased allowance for loan losses. Such deterioration also could disproportionately impact the demand for our products and services as compared to other lenders with more geographically diversified operations, and, accordingly, further negatively affect results of operations.

In addition, properties located in California may be more susceptible to certain natural disasters, such as wildfires and mudslides, and certain natural disasters not covered by standard hazard insurance, such as earthquakes. Even for properties located in an earthquake prone area, we and other lenders in the market area may not require earthquake insurance as a condition of making a loan. If there is a major earthquake, fire, mudslide, or other natural disaster, we face the risk that many of our borrowers may experience uninsured property losses, or sustained job interruption and/or loss which may materially impair their ability to meet the terms of their loan obligations. Any such natural disasters could materially increase our costs of servicing and also disrupt our ability to make loans in such region. See “—Our business is subject to the risks of earthquakes, fires, floods and other natural catastrophic events and to interruption by man-made issues such as strikes and civil unrest.”

We use estimates in measuring or determining the fair value of the majority of our assets and liabilities. If our estimates prove to be incorrect, we may be required to write down the value of these assets or write up the value of these liabilities, which could adversely affect our business, financial condition and results of operations.

We use internal financial models that utilize, wherever possible, market participant data to value certain of our assets and liabilities, including our mortgage loans held for investment, MSRs and HMBS related obligations for purposes of financial reporting. We also use models to estimate the change in value of loans held for investments due to market or model input assumptions as an addback to calculate Adjusted EBITDA. These models are complex and use asset-specific collateral data and market inputs for interest and discount rates. In addition, the models are complex because of the high number of variables that drive cash flows in each of the respective assets and related liabilities.

Our ability to measure and report our financial position and operating results is influenced by the need to estimate the impact or outcome of future events based on information available at the time of our financial statements. Further, some of our loans and financial assets held for investment do not trade in an active market with readily observable prices and therefore, their fair value is determined using valuation models that calculate the present value of estimated net future cash flows, using estimates of draws or advances, prepayment speeds, home price appreciation, forward interest rates, loss rates, discount rates, cost to service, float earnings, contractual servicing fee income and ancillary income and late fees.

Fair value determinations require many assumptions and complex analyses, especially to the extent there are not active markets for identical assets. Even if the general accuracy of our valuation models is validated, valuations are highly dependent upon the reasonableness of our assumptions and the predictability of the relationships that drive the results of the models. In particular, models are less dependable when the economic environment is outside of historical experience, as was the case from 2008-2010 or during the present COVID-19 pandemic.

If the assumptions we use in our models prove to be inaccurate, if market conditions change or if errors are found in our models, we may be required to write down the value of such assets or the value of certain of our assets may decrease, which could adversely affect our business, financial condition and results of operations. The fair value of the assets and liabilities related to our securitizations rely on forward rates of interest. Further, the durations of assets and liabilities may not match, resulting in sensitivities to specific portions of the forward curve for interest rates. If these assumptions prove to be wrong or the market for interest rates changes, we may be required to write down the net value of our securitizations.

We continue to monitor the markets and make necessary adjustments to our models and apply appropriate management judgment in the interpretation and adjustment of the results produced by our models. This process takes into account updated information while maintaining controlled processes for model updates, including model development, testing, independent validation and implementation. As a result of the time and resources, including technical and staffing resources, that are required to perform these processes effectively, it may not be possible to replace existing models quickly enough to ensure that they will always properly account for the impacts of recent information and actions.

Our business could suffer if we fail to attract, or retain, highly skilled employees, and changes in our executive management team may be disruptive to our business.

Our future success will depend on our ability to identify, hire, develop, motivate and retain highly qualified and skilled personnel for all areas of our organization. Trained and experienced personnel in the mortgage industry are in high demand and may be in short supply. Companies with which we compete may be able to offer more attractive terms of employment. In addition, we invest significant time and expense in training our employees, which increases their value to competitors who may seek to recruit them. We may not be able to attract, develop and maintain the skilled workforce necessary to operate our businesses, and labor expenses may increase as a result of a shortage in the supply of qualified personnel.

Additionally, the experience of our executive management team is a valuable asset to us. Our executive management team has significant experience in the financial services industry and would be difficult to replace. Disruptions in management continuity could result in operational or administrative inefficiencies and added costs, which could adversely impact our business, financial condition and results of operations, and may make recruiting for future management positions more difficult or costly. We cannot assure you that we will be able to attract and retain key personnel or members of our executive management team, which may impede our ability to implement our current strategy or take advantage of strategic acquisitions or other growth opportunities that may be presented to us, which could materially affect our business, financial condition and results of operations. Additionally, to the extent our personnel and members of our executive management team are impacted in significant numbers by the outbreak of pandemic or epidemic disease, such as the COVID-19 pandemic, our business and operating results may be negatively impacted.

Our failure to implement and maintain effective internal control over financial reporting could require us to restate financial statements and cause investors to lose confidence in our reported financial information.

We are not subject to the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and therefore our management and independent certified public accounting firm have not performed an evaluation of our internal control over financial reporting in accordance with the provisions of Sarbanes-Oxley. As a public company following the Business Combination, we will be subject to the reporting requirements of the Exchange Act, Sarbanes-Oxley, and the rules and regulations of the applicable listing standards of the New York Stock Exchange (“NYSE”). We expect that the requirements of these rules and regulations will continue to increase our legal, accounting and financial compliance costs, make some activities more difficult, time-consuming and costly, and place significant strain on our personnel, systems and resources. Sarbanes-Oxley requires, among other things, that we maintain effective disclosure controls and procedures and internal control over financial reporting.

We are continuing to improve our internal control over financial reporting. In order to develop, maintain and improve the effectiveness of our disclosure controls and procedures and internal control over financial reporting, we have expended, and anticipate that we will continue to expend, significant resources, including accounting-related and audit-related costs and significant management oversight. Our internal controls, including any new controls that we develop, may become inadequate because of changes in conditions in our business. Further, weaknesses in our disclosure controls and internal control over financial reporting may be discovered in the future. Any failure to maintain effective disclosure controls and internal control over financial reporting could have a material and adverse effect on our business, results of operations and financial condition and could cause a decline in the trading price of our securities.

We may fail to identify or adequately assess the magnitude of certain liabilities, shortcomings or other circumstances prior to acquiring or investing in a company or business, including potential exposure to regulatory sanctions or liabilities resulting from an acquisition target’s previous activities, internal controls and security environment.

The risks associated with acquisitions include, among others:

•

failing to identify or adequately assess the magnitude of certain liabilities, shortcomings or other circumstances prior to acquiring or investing in a company, including potential exposure to regulatory sanctions or liabilities resulting from an acquisition target’s previous activities, internal controls and information security environment;

•

significant costs and expenses, including those related to retention payments, equity compensation, severance pay, intangible asset amortization and asset impairment charges, assumed litigation and other liabilities, and legal, accounting and financial advisory fees;

•	unanticipated issues in integrating information, management style, controls and procedures, servicing practices, communications and other systems including information technology systems;

•	unanticipated incompatibility of purchasing, logistics, marketing and administration methods;

•	failing to retain key employees or clients;

•	inaccuracy of valuation and/or operating assumptions supporting our purchase price; and

•	representation and warranty liability relating to a target’s previous lending activities.

Before making acquisitions, we conduct due diligence that we deem reasonable and appropriate based on the known facts and circumstances applicable to each acquisition, and we negotiate purchase agreements which we believe adequately protect us from undisclosed—and frequently, disclosed—existing liabilities. Nevertheless, we cannot be certain that the due diligence investigation that we carry out with respect to any acquisition opportunity will reveal or highlight all relevant facts that may be necessary or helpful in evaluating the target. As a result, we may fail to identify or adequately assess the magnitude of certain liabilities, shortcomings or other circumstances prior to acquiring, investing in or partnering with a company, including potential exposure to regulatory sanctions or liabilities resulting from an acquisition target’s previous activities, internal controls and security environment. For example, in December 2018, FAM agreed to pay $14.5 million to fully resolve allegations that its predecessor violated the False Claims Act by knowingly originating and underwriting deficient mortgage loans insured by HUD. All loans at issue were originated prior to our acquisition of FAM, and the seller indemnified us and paid the full settlement amount. Additionally, in March 2020, FAR signed a Settlement Agreement with the U.S. Department of Justice (“DOJ”) and HUD’s Office of Inspector General agreeing to pay $2.47 million to fully resolve allegations relating to loans originated by our predecessor company in 2007-2009. While this matter is subject to an indemnification claim against the seller, it illustrates that unanticipated liabilities associated with acquisitions or the inability to successfully collect on our indemnification claims could have a material adverse effect on our business.

Our capital investments in technology may not achieve anticipated returns.

Our business is becoming increasingly reliant on technology investments, and the returns on these investments are not always predictable. We are currently making, and will continue to make, significant technology investments to support our service offerings and to implement improvements to our customer-facing technology and information processes in order to more efficiently operate our business and remain competitive and relevant to our customers. These technology initiatives might not provide the anticipated benefits or may provide them on a delayed schedule or at a higher cost. Selecting the wrong technology, failing to adequately support development and implementation, or failing to adequately oversee third party service providers, could result in damage to our competitive position and adversely impact our business, financial condition and results of operations.

A security breach or a cyber-attack could adversely affect our results of operations and financial condition.

We collect and store certain personal and financial information from customers, employees, and other third parties. Security breaches or cyber-attacks involving our systems or facilities, or the systems or facilities of our service providers, could expose us to a risk of loss of personally identifiable information of customers, employees and third parties or other confidential, proprietary or competitively sensitive information, which could potentially have an adverse impact on our future business with current and potential customers, results of operations and financial condition.

We rely on encryption and other information security technologies licensed from third parties to provide security controls necessary to help in securing online transmission of confidential information pertaining to customers, employees and other aspects of our business. A failure in our information security technologies may result in a compromise or breach of the technology that we use to protect sensitive data. A party who is able to circumvent our security measures by methods such as hacking, fraud, trickery or other forms of deception could access sensitive personal and financial information or cause interruption in our operations. We may be required to expend capital and other resources to protect against such security breaches or cyber-attacks or to remediate problems caused by such breaches or attacks. Our security measures are designed to protect against security breaches and cyber-attacks, but our failure to prevent such security breaches and cyber-attacks could subject us to liability, decrease our profitability and damage our reputation. Even if a failure of, or interruption in, our systems or facilities is resolved timely or an attempted cyber incident or other security breach is successfully avoided or thwarted, it may require us to expend substantial resources or to take actions that could adversely affect customer satisfaction or behavior and expose us to reputational harm.

We could also be subjected to cyber-attacks that could result in slow performance and loss or temporary unavailability of our information systems. Information security risks have increased because of new technologies, the use of the internet and telecommunications technologies (including mobile devices) to conduct financial and other business transactions, and the increased sophistication and activities of organized crime, perpetrators of fraud, hackers, terrorists, and others. We may not be able to anticipate or implement effective preventative measures against all security breaches of these types, especially because the techniques used change frequently and because attacks can originate from a wide variety of sources.

The occurrence of any of these events could adversely affect our business, results of operations and financial condition.

Technology disruptions or failures, including a failure in our operational or security systems or infrastructure, or those of third parties with whom we do business, could disrupt our business, cause legal or reputational harm and adversely impact our results of operations and financial condition.

We are dependent on the secure, efficient, and uninterrupted operation of our technology infrastructure, including computer systems, related software applications and data centers, as well as those of certain third parties and affiliates. Our websites and computer/telecommunication networks must accommodate a high volume of traffic and deliver frequently updated information, the accuracy and timeliness of which is critical to our business. Our technology must be able to facilitate a loan application experience that equals or exceeds the experience provided by our competitors. We have or may in the future experience service disruptions and failures caused by system or software failure, fire, power loss, telecommunications failures, team member misconduct, human error, computer hackers, computer viruses and disabling devices, malicious or destructive code, denial of service or information, as well as natural disasters, terrorism, war, health pandemics and other similar events, and our disaster recovery planning may not be sufficient for all situations. This is especially applicable in the current response to the COVID-19 pandemic and the shift we have experienced in having most of our employees work from their homes for the time being, as our employees access our secure networks through their home networks. The implementation of technology changes and upgrades to maintain current and integrate new technology systems may also cause service interruptions. Any such disruption could interrupt or delay our ability to provide services to our clients and loan applicants, and could also impair the ability of third parties to provide critical services to us.

Our business is subject to the risks of earthquakes, fires, floods and other natural catastrophic events and to interruption by man-made issues such as strikes and civil unrest.

Our systems and operations are vulnerable to damage or interruption from earthquakes, fires, floods, power losses, telecommunications failures, strikes, health pandemics and similar events. Disease outbreaks have occurred in the past, and any prolonged occurrence of infectious disease or other adverse public health developments could have a material adverse effect on the macro economy and/or our business operations. We believe that our risks in this area are somewhat mitigated due to the lack of concentration of our employees or business in one building or metro area; however, this geographic diversity may make us more vulnerable to disruptions in technology. See “—Technology disruptions or failures, including a failure in our operational or security systems or infrastructure, or those of third parties with whom we do business, could disrupt our business, cause legal or reputational harm and adversely impact our results of operations and financial condition.” In addition, strikes and other geopolitical unrest could cause disruptions in our business and lead to interruptions, delays or loss of critical data. We may not have sufficient protection or recovery plans in certain circumstances, and our business interruption insurance may be insufficient to compensate us for losses that may occur.

These types of catastrophic events may also affect loan origination which have been locked and loans which we are holding for sale or investment. Such events could also affect our loan servicing costs, increase our recoverable and our non-recoverable servicing advances, increase servicing defaults and negatively affect the value of our MSRs. We may also incur losses when a borrower passes away prior to completing repairs following a natural disaster, because we are required to reduce our claim to FHA by the unrepaired damage amount. Mortgagee properties securing loans which we make are required to be covered by hazard insurance customary to the area in which the property is located. In certain areas, such as California, earthquake insurance is not required by HUD or other lenders generally. There could also be circumstances where insurance premiums have not been timely paid, or the insurance coverage otherwise fails. In these events, we could suffer losses. For loans which have been sold, we would be exposed to such losses generally only if we have breached a representation or warranty under the related purchase and sale agreement. However, in cases where we have retained some credit risk, we could suffer losses. In addition, catastrophic events often lead to increased delinquencies, which create additional risk for us. For example, FAR has suffered losses and faced increased costs following a series of natural disasters in Puerto Rico, including Hurricane Maria in 2017. See “—A significant increase in delinquencies on the mortgage loans we originate could have a material impact on our revenues, expenses and liquidity and on the valuation of our MSR portfolio.”

Climate change increases the risk/severity of weather-related natural disasters which can lead to more frequent and higher losses, lack of affordable insurance for borrowers, uninsured flood losses (the National Flood Insurance Program caps at $250,000), and longer timelines to liquidate or assign loans to HUD.

Our risk management efforts may not be effective.

We could incur substantial losses and our business operations could be disrupted if we are unable to effectively identify, manage, monitor, and mitigate financial risks, such as credit risk, interest rate risk, prepayment risk, liquidity risk, and other market-related risks, as well as operational and legal risks related to our business, assets, and liabilities. We are also subject to various laws, regulations and rules that are not industry specific, including employment laws related to employee hiring, termination, and pay practices, health and safety laws, environmental laws and other federal, state and local laws, regulations and rules in the jurisdictions in which we operate. Our risk management policies, procedures, and techniques may not be sufficient to identify all of the risks to which we are exposed, mitigate the risks we have identified, or identify additional risks to which we may become subject in the future. Expansion of our business activities may also result in our being exposed to risks to which we have not previously been exposed or may increase our exposure to certain types of risks, and we may not effectively identify, manage, monitor, and mitigate these risks as our business activities change or increase.

Risks Related to Our Lending Businesses

If we are unable to obtain sufficient capital to meet the financing requirements of our business, or if we fail to comply with our debt agreements, our business, financing activities, financial condition and results of operations will be adversely affected.

We require significant leverage in order to fund mortgage originations, make servicing advances and finance our investments. Accordingly, our ability to fund our mortgage originations, to make servicing advances and to continue investments depends on our ability to secure financing on acceptable terms and to renew and/or replace existing financings as they expire. These financings may not be available on acceptable terms or at all. If we are unable to obtain these financings, we may need to raise the funds we require in the capital markets or through other means, any of which may increase our cost of funds.

As of September 30, 2020, we have entered into 33 warehouse lines of credit, MSR lines of credit, and other secured lines of credit, with an aggregate of $5,165 million in borrowing capacity. See “FoA Management’s Discussion and Analysis of Financial Condition and Results of Operations—Summary of Certain Indebtedness.” These financing facilities typically contain, and we expect that other financing facilities that we may enter into in the future will typically contain, covenants that, among other things, require us to satisfy minimum tangible or adjusted tangible net worth, maximum leverage ratio of total liabilities (which may include off-balance sheet liabilities) or indebtedness to tangible or adjusted tangible net worth, minimum liquidity or minimum liquid assets and minimum net income or pre-tax net income. As a result of market disruptions and fair value accounting adjustments taken in March 2020 resulting from the COVID-19 pandemic, our commercial loan origination subsidiary was in violation of its first and second quarter 2020 profitability covenants with two of its warehouse lenders. We received waivers of these covenants violations from both lenders as well as amendments to profitability covenants for the remaining two quarters of 2020 but there is no assurance that lenders would provide waivers for any future covenant violations. We were not in compliance with the April 2020 $145 million commercial warehouse facility’s profitability covenant for the quarter ended September 30, 2020, and we have received a waiver from the lender in connection therewith effective as of September 30, 2020. As of September 30, 2020, we were in compliance with all other financial covenants. If we fail to meet or satisfy any of these covenants, we would be in default under these agreements and our lenders could elect to declare all amounts outstanding under the agreements to be immediately due and payable, enforce their respective security interests under such agreements and restrict our ability to make additional borrowings. In addition, our financing agreements may contain other events of default and cross-default provisions, so that if a default occurs under any one agreement, the lenders under certain other agreements could also declare a default. Our financings also have mark-to-market risk pursuant to which our lending counterparties have the right to value the related collateral. In the event the market value of the collateral decreases (typically as determined by the related lender) and a borrowing base deficiency exists, the related lender can require us to prepay the debt or require us to post additional margin as collateral at any time during the term of the related agreement. There can be no assurance that we will be in compliance with our covenants or other requirements under our financing facilities in the future.

We are generally required to renew a significant portion of our debt financing arrangements each year, which exposes us to refinancing and interest rate risks. Furthermore, our counterparties are not required to renew or extend our repurchase agreements or other financing agreements upon the expiration of their stated terms. Our ability to refinance existing debt (including refinancing existing securitization debt) and borrow additional funds is affected by a variety of factors including:

•	the available liquidity in the credit markets;

•	prevailing interest rates;

•

an event of default, a negative ratings action by a rating agency and limitations imposed on us under the agreements governing our current debt that contain restrictive covenants and borrowing conditions that may limit our ability to raise additional debt;

•	the strength of the lenders from which we borrow and the amount of borrowing such lenders will or may legally permit to our various businesses taken a whole; and

•	limitations on borrowings imposed by the amount of eligible collateral pledged, which may be less than the borrowing capacity of the facility.

In the event that any of our loan funding facilities is terminated or is not renewed, or if the principal amount that may be drawn under our funding agreements that provide for immediate funding at closing were to significantly decrease, we may be unable to find replacement financing on commercially favorable terms, or at all. This could have a material adverse effect on our business, liquidity, financial condition, cash flows and results of operations. Further, if we are unable to refinance or obtain additional funds for borrowing (including through the securitization markets), our ability to maintain or grow our business could be limited.

If we are unable to obtain sufficient capital on acceptable terms for any of the foregoing reasons, this could adversely affect our business, financing activities, financial condition and results of operations.

A disruption in the secondary home loan market, including the MBS market, could have a detrimental effect on our business.

Demand in the secondary market and our ability to complete the sale or securitization of our home loans depends on a number of factors, many of which are beyond our control, including general economic conditions, general conditions in the banking system, the willingness of lenders to provide financing for home loans, the willingness of investors to purchase home loans and MBS, and changes in regulatory requirements. Disruptions in the general MBS market may occur, including, but not limited to in response to the COVID-19 pandemic. Any significant disruption or period of illiquidity in the general MBS market could directly affect our liquidity because no existing alternative secondary market would likely be able to accommodate on a timely basis the volume of loans that we typically sell in any given period. Accordingly, if the MBS market experiences a period of illiquidity, we might be prevented from selling the loans that we produce into the secondary market in a timely manner or at favorable prices, which could be detrimental to our business, including, but not limited to, increasing our cost of funds due to extended dwell time on our warehouse lines, and a negative impact on our liquidity due to write-downs on the value of the loans held on our balance sheet, and the application of large haircuts due to longer dwell times.

FAR’s status as an approved non-supervised FHA mortgagee and an approved Ginnie Mae issuer, and FAM’s status as an approved seller-servicer for Fannie Mae and Freddie Mac, an approved Ginnie Mae issuer and an approved non-supervised FHA and VA mortgagee, are subject to compliance with each of their respective guidelines and other conditions they may impose, and the failure to meet such guidelines and conditions could have a material adverse effect on our overall business and our financial position, results of operations and cash flows.

FAR’s status as an approved non-supervised FHA mortgagee and an approved Ginnie Mae issuer and FAM’s status as an approved seller-servicer for Fannie Mae and Freddie Mac, an approved and an approved non-supervised FHA and VA mortgagee, are subject to compliance with each agency’s respective regulations, guides, handbooks, mortgagee letters and all participants’ memoranda. As a Ginnie Mae issuer, FAR must meet certain minimum capital requirements, including, but not limited to: (i) Ginnie Mae’s requirement that non-depository institutions hold equity capital in the amount of at least 6% of total assets, which technical non-compliance was the result of a change in accounting for HMBS transactions, and (ii) Fannie Mae’s minimum acceptable capital requirement of a 6% minimum tangible capital ratio. Any loss of FAR’s status as a non-supervised FHA mortgagee or an approved Ginnie Mae issuer, of FAM’s status as an approved seller-servicer for Fannie Mae and Freddie Mac, an approved and an approved non-supervised FHA and VA mortgagee, could have a material adverse effect on our overall business and our financial position, results of operations and cash flows.

We are required to follow specific guidelines and eligibility standards that impact the way we service and originate GSE and U.S. government agency loans, including guidelines and standards with respect to:

•	credit standards for mortgage loans;

•	our staffing levels and other servicing practices;

•	the servicing and ancillary fees that we may charge;

•	our modification standards and procedures;

•	the amount of reimbursable and non-reimbursable advances that we may make; and

•	the types of loan products that are eligible for sale or securitization.

These guidelines provide the GSEs and other government agencies with the ability to provide monetary incentives for loan servicers that perform according to their standards for origination and servicing, and to assess penalties for those that do not. At the direction of the FHFA, Fannie Mae and Freddie Mac have aligned their guidelines for servicing delinquent mortgages, which could result in monetary incentives for servicers that perform well and to assess compensatory penalties against servicers in connection with the failure to meet specified timelines relating to delinquent loans and foreclosure proceedings, and other breaches of servicing obligations. We generally cannot negotiate these terms with the agencies, and they are subject to change at any time without our specific consent. A significant change in these guidelines that decreases the fees we charge or requires us to expend additional resources to provide mortgage services could decrease our revenues or increase our costs.

In addition, changes in the nature or extent of the guarantees provided by Fannie Mae, Freddie Mac, Ginnie Mae, the USDA or the VA, or the insurance provided by the FHA, or coverage provided by private mortgage insurers, could also have broad adverse market implications. Any future increases in guarantee fees by the agencies, the VA or USDA, or increases in the premiums we are required to pay to the FHA or private mortgage insurers for mortgage insurance, could increase mortgage origination costs and insurance premiums for our clients. These industry changes could negatively affect demand for our mortgage services and consequently our origination volume, which could be detrimental to our business. We cannot predict whether the impact of any proposals to move Fannie Mae and Freddie Mac out of conservatorship would require them to increase their fees. For example, on August 12, 2020, Freddie Mac announced that as a result of risk management and loss forecasting precipitated by COVID-19 related economic and market uncertainty, they were introducing a new Market Condition Credit Fee in Price, effective for mortgages with settlement dates on or after September 1, 2020. This 50 basis point Market Condition Credit Fee in Price (the “Credit Fee”) will be assessed for cash-out and no cash-out refinance mortgages except for Construction Conversion Mortgages. On August 27, 2020, Freddie Mae announced that it was delaying the implementation of the Credit Fee until settlements occurring on or after December 1, 2020. On August 12, 2020, Fannie Mae announced that in light of market and economic uncertainty resulting in higher risk and costs incurred by Fannie Mae, they are implementing a new loan-level price adjustment (“LLPA”) equal to 50 basis points for most whole loans purchased on or after September 1, 2020, and loans delivered into MBS pools with issue dates on or after September 1, 2020. On August 27, 2020, Fannie Mae delayed the implementation of the LLPA to loans delivered on or after December 1, 2020. Implementation of the LLPA and the Credit Fee will increase the price of GSE loans, and could result in decreased borrower demand for GSE loans.

Our loan origination and servicing revenues are highly dependent on macroeconomic and U.S. residential real estate market conditions.

Our success depends largely on the health of the U.S. residential real estate industry, which is seasonal, cyclical, and affected by changes in general economic conditions beyond our control. Economic factors such as increased interest rates, slow economic growth or recessionary conditions, the pace of home price appreciation or the lack of it, changes in household debt levels, and increased unemployment or stagnant or declining wages affect our clients’ ability to purchase homes or to refinance. National or global events affect macroeconomic conditions. Weak or significant deterioration in economic conditions reduce the amount of disposable income consumers have, which in turn reduces consumer spending and the willingness of qualified potential clients to take out loans. Such economic factors affect loan origination volume. Excessive home building or historically high foreclosure rates resulting in an oversupply of housing in a particular area may depress to value of homes, potentially increasing the risk of loss on defaulted mortgage loans.

Recently, financial markets have experienced significant volatility as a result of the effects of the COVID-19 pandemic. In the second quarter of 2020, many state and local jurisdictions enacted measures requiring closure of businesses and other economically restrictive efforts to combat the COVID-19 pandemic. The federal government initially responded by adopting a series of measures designed to protect the economy; however, many of the earlier benefits have been exhausted. The full impact of the COVID-19 on the economy may not be realized for months, or even years. There may be a significant increase in the rate and number of mortgage payment delinquencies, and house sales, home prices, and multifamily fundamentals may be adversely affected, leading to an overall material adverse decrease on our mortgage origination activities. See “—The COVID-19 pandemic poses unique challenges to our business and the effects of the pandemic could adversely impact our ability to originate mortgages, manage our portfolio of assets and provide lender services; our servicing operations; counterparties; liquidity and employees.”

Furthermore, several state and local governments in the United States are experiencing, and may continue to experience, budgetary strain, which will be exacerbated by the impact of COVID-19. One or more states or significant local governments could default on their debt or seek relief from their debt under the U.S. bankruptcy code or by agreement with their creditors. Any or all of the circumstances described above may lead to further volatility in or disruption of the credit markets at any time and adversely affect our financial condition.

Any uncertainty or deterioration in market conditions, including changes caused by COVID-19, that leads to a decrease in loan originations will result in lower revenue on loans sold into the secondary market. Lower loan origination volumes generally place downward pressure on margins, thus compounding the effect of the deteriorating market conditions. Such events could be detrimental to our business. Moreover, any deterioration in market conditions that leads to an increase in loan delinquencies will result in lower revenue for loans we service for the GSEs and Ginnie Mae because we collect servicing fees from them only for performing loans, and may delay collection of servicing fees from some securitizations. Additionally, it is not clear if we will be able to collect such ancillary fees for delinquencies relating to the COVID-19 pandemic as the federal and state legislation and regulations responding to the COVID-19 pandemic continue to evolve.

Additionally, origination of purchase money loans is seasonal. Historically, our purchase money loan origination activity is larger in the second and third quarters of the year, as home buyers tend to purchase their homes during the spring and summer in order to move to a new home before the start of the school year. As a result, our loan origination revenues vary from quarter to quarter.

Increased delinquencies may also increase the cost of servicing the loans and may result in a negative MSR if the cost of servicing the loans exceeds the servicing fees. The decreased cash flow from lower servicing fees could decrease the estimated value of our MSRs, resulting in recognition of losses when we write down those values. In addition, an increase in delinquencies lowers the interest income we receive on cash held in collection and other accounts and increases our obligation to advance certain principal, interest, tax and insurance obligations owed by the delinquent mortgage loan borrower

Any of the circumstances described above, alone or in combination, may lead to volatility in or disruption of the credit markets at any time and may have a detrimental effect on our business.

We face competition that could adversely affect us and we may not be able to maintain or grow the volumes in our loan origination businesses.

We compete with many third-party businesses in originating forward, reverse and commercial mortgages and providing certain lender services. Some of our competitors may have more name recognition and greater financial and other resources than we have, including better access to capital. Competitors who originate mortgage loans to retain for investment may have greater flexibility in approving loans.

In our traditional mortgage business, we operate at a competitive disadvantage to federally chartered depository institutions because they enjoy federal preemption. As a result, they conduct their business under relatively uniform U.S. federal rules and standards and are not subject licensing and certain consumer protection laws of the states in which they do business. Unlike our federally chartered competitors, we are generally subject to all state and local laws applicable to lenders in each jurisdiction in which we originate and service loans. Depository institutions also enjoy regular access to very inexpensive capital. To compete effectively, we must maintain a high level of operational, technological and managerial expertise, as well as access to capital at a competitive cost.

We cannot assure you that we will remain competitive with other originators in the future, a number of whom also compete with us in obtaining financing. In addition, other competitors with similar objectives to our own may be organized in the future and may compete with us in one or more of our business lines. These competitors may be significantly larger than us, may have access to greater capital and other resources or may have other advantages. Furthermore, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations.

Our hedging strategies may not be successful in mitigating our risks associated with changes in interest rates.

Our profitability is directly affected by changes in interest rates. The market value of closed loans held for sale and interest rate locks generally change along with interest rates. The value of such assets moves opposite of interest rate changes. For example, as interest rates rise, the value of existing mortgage assets falls.

We employ various economic hedging strategies to mitigate the interest rate and the anticipated loan financing probability or “pull-through risk” inherent in such mortgage assets. Our use of these hedge instruments may expose us to counterparty risk as they are not traded on regulated exchanges or guaranteed by an exchange or its clearinghouse and, consequently, there may not be the same level of protections with respect to margin requirements and positions and other requirements designed to protect both us and our counterparties. Furthermore, the enforceability of agreements underlying hedging transactions may depend on compliance with applicable statutory, commodity and other regulatory requirements and, depending on the domicile of the counterparty, applicable international requirements. Consequently, if a counterparty fails to perform under a derivative agreement we could incur a significant loss.

Our hedge instruments are accounted for as free-standing derivatives and are included on our consolidated balance sheet at fair market value. Our operating results could be negatively affected because the losses on the hedge instruments we enter into may not be offset by a change in the fair value of the related hedged transaction.

Our hedging strategies also require us to provide cash margin to our hedging counterparties from time to time. The Financial Industry Regulatory Authority, Inc. requires us to provide daily cash margin to (or receive daily cash margin from, depending on the daily value of related MBS) our hedging counterparties from time to time. The collection of daily margin between us and our hedging counterparties could, under certain MBS market conditions, adversely affect our short-term liquidity and cash-on-hand. Additionally, our hedge instruments may expose us to counterparty risk—the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract, which loss exceeds the value of existing collateral, if any.

A portion of our assets consist of MSRs, which may fluctuate in value. Although we do not currently, we may in the future hedge a portion of the risks associated with such fluctuations. There can be no assurance such hedges would adequately protect us from a decline in the value of the MSRs we own, or that a hedging strategy utilized by us with respect to our MSRs would be well-designed or properly executed to adequately address such fluctuations. A decline in the value of MSRs may have a detrimental effect on our business.

Our hedging activities in the future may include entering into interest rate lock commitments, forward loan sale commitments, best efforts commitments, forward MBS commitments, interest rate swaps, future contracts and/or other tools and strategies. These hedging decisions will be determined in light of the facts and circumstances existing at the time and may differ from our current hedging strategy. These hedging strategies may be less effective than our current hedging strategies in mitigating the risks described above, which could be detrimental to our business and financial condition.

We have third-party secondary marketing risks and counterparty risks (including mortgage loan brokers) which could have a material adverse effect on our business, liquidity, financial condition and results of operation.

Secondary Marketing Risks: We provide representations and warranties to purchasers and insurers of the loans and in connection with our securitization transactions, as well as indemnification for losses resulting from breaches of representations and warranties. In the event of a breach, we may be required to repurchase a mortgage loan or indemnify the purchaser, and any subsequent loss on the mortgage loan may be borne by us. While our contracts vary, they generally contain broad representations and warranties, including but not limited to representations regarding loan quality and underwriting (including compliant appraisals, calculations of income and indebtedness, and occupancy of the mortgaged property); securing of adequate mortgage and title insurance within a certain period after closing; and compliance with regulatory requirements. We may also be required to repurchase loans if the borrower fails to make certain loan payments due to the purchaser, typically for the first 1-3 payments due to purchaser. These obligations are affected by factors both internal and external in nature, including, the volume of loan sales and securitizations, to whom the loans are sold and the terms of our purchase and sale agreements, the parties to whom our purchasers sell the loans subsequently and the terms of those agreements, actual losses on loans which have breached representations and warranties, our success rate at curing deficiencies or appealing repurchase demands, our ability to recover any losses from third parties, the overall economic condition in the housing market, the economic condition of borrowers, the political environment at investor agencies and the overall U.S. and world economies. Many of the factors are beyond our control and may lead to judgments that are susceptible to change. See “—A significant increase in delinquencies on the mortgage loans we originate could have a material impact on our revenues, expenses and liquidity and on the valuation of our MSR portfolio.”

When engaging in securitization transactions, we also prepare marketing and disclosure documentation, including term sheets, offering documents, and prospectuses, that include disclosures regarding the securitization transactions and the assets being securitized. If our marketing and disclosure documentation are alleged or found to contain material inaccuracies or omissions, we may be liable under federal and state securities laws (or under other laws) for damages to third parties that invest in these securitization transactions, including in circumstances where we relied on a third party in preparing accurate disclosures, or we may incur other expenses and costs in connection with disputing these allegations or settling claims. We have also engaged in selling or contributing loans to third parties who, in turn, have securitized those loans. In these circumstances, we have in the past and may in the future also prepare marketing and disclosure documentation, including documentation that is included in term sheets, offering documents, and prospectuses relating to those securitization transactions. We could be liable under federal and state securities laws (or under other laws) or contractually for damages to third parties that invest in these securitization transactions, including liability for disclosures prepared by third parties or with respect to loans that we did not sell or contribute to the securitization.

Additionally, we typically retain various third-party service providers when we engage in securitization transactions, including underwriters or initial purchasers, trustees, administrative and paying agents, and custodians, among others. We frequently contractually agree to indemnify these service providers against various claims and losses they may suffer in connection with the provision of services to us and/or the securitization trust. To the extent any of these service providers are liable for damages to third parties that have invested in these securitization transactions, we may incur costs and expenses as a result of these indemnities.

Third Party Loan Broker Risk: The brokers through whom we originate have parallel and separate legal obligations to which they are subject. While these laws may not explicitly hold the originating lenders responsible for the legal violations of such brokers, U.S. federal and state agencies could impose such liability. The DOJ, through its use of a disparate impact theory under the FHA, is actively holding home loan lenders responsible for the pricing practices of brokers, alleging that the lender is directly responsible for the total fees and charges paid by the borrower even if the lender neither dictated what the broker could charge nor kept the money for its own account. In addition, under TILA, and the TILA-RESPA Integrated Disclosure rule (“TRID”), we may be held responsible for improper disclosures made to clients by brokers. We may be subject to claims for fines or other penalties based upon the conduct of the independent home loan brokers with which we do business.

Counterparty Credit Risks: We are exposed to counterparty credit risk in the event of non-performance by counterparties to various agreements, including our lenders, servicers and hedge counterparties. Although certain warehouse and other financing facilities lines are committed, we may experience a disruption in operations due to a lender withholding a funding of a borrowing requested on the respective financing facility.

Any of the above could adversely affect our business, liquidity, financial condition and results of operations.

We have risks related to our Subservicers which could have a material adverse effect on our business, liquidity, financial condition and results of operation.

Each of our lending businesses acts as named servicer with respect to MSRs that we retain or acquire or otherwise for loans that we are required to service (including as an issuer of Ginnie Mae securities) and in each such case, the related business contracts with various third parties (collectively, the “Subservicers”) for the subservicing of the loans. In addition, we engage Subservicers to service loans which we hold on our balance sheet. These subservicing relationships present a number of risks to us. FAR has contracted with Compu-Link Corporation (d/b/a Celink), a Michigan corporation (“Celink”), as a subservicer to perform reverse mortgage servicing functions on our behalf. FAM has contracted with Loan Care, LLC, a Virginia limited liability company, and ServiceMac, LLC (the “Traditional Servicers”) as subservicers to perform traditional mortgage servicing functions on our behalf. Loan Care, LLC currently services the majority of our traditional servicing book, but we anticipate using both of them in the future. FACo has contracted with Servis One, Inc. d/b/a BSI Financial Services, Specialized Loan Servicing LLC and Fay Servicing, LLC, each, a Delaware limited liability company (the “Commercial Servicers”), as subservicers to perform commercial mortgage servicing functions. We agree to indemnify our Subservicers for any losses resulting from their subservicing of the mortgage loans in accordance with the related subservicing agreement (so long as such loss does result from a breach of the related Subservicer under the related subservicing agreement). To the extent that we do not have a right to reimburse ourselves for the same amounts under our servicing agreements or if there are insufficient collections in respect of the mortgage loans for such reimbursements, we may face losses in our servicing business.

We rely on Celink to subservice all of our reverse mortgage portfolio, including the HECM portfolio. Failure by Celink to meet the requirements of the Ginnie Mae servicing guidelines can result in the assessment of fines and loss of reimbursement of loan related advances, expenses, interest and servicing fees. Moreover, if Celink is not vigilant in encouraging borrowers to make their real estate tax and property insurance premium payments, the borrowers may be less likely to make these payments, which could result in a higher frequency of default for failure to make these payments. If Celink misses HUD and Ginnie Mae timelines for liquidating non-performing assets, loss severities may be higher than originally anticipated, and we may be subject to penalties by HUD and Ginnie Mae, including curtailment of interest. If fines or any amounts lost are not recovered from Celink, such events frequently lead to the eventual realization of a loss by us.

In our reverse mortgage business, we believe the number of viable subservicers with the requisite Ginnie Mae authority and experience is limited. Unless more subservicers enter this space, the quality of subservicing practices may deteriorate, and we could have limited options in the event of subservicer failure. The failure of a subservicer to effectively service the HECM and proprietary jumbo reverse mortgage loans we own or the loans underlying the Agency HMBS and non-Agency HMBS we issue and hold in our portfolio or sell to third parties could have a material and adverse effect on our business and our financial condition.

Failure by the Traditional Servicers to meet stipulations of the Fannie Mae and Freddie Mac servicing guidelines, when applicable, including forbearance requirements issued as a result of COVID-19, can result in the assessment of fines and loss of reimbursement of loan related advances, expenses, interest and servicing fees. The Traditional Servicers have obligations to promptly apply payments received from borrowers, to properly manage and reconcile tax and insurance escrow accounts, and to comply with obligations to pay taxes and insurance in a timely manner for escrowed accounts. If the Traditional Servicers are not vigilant in encouraging borrowers to make their monthly payments or to keep their hazard insurance premiums or property taxes current, the borrowers may be less likely to make these payments, which could result in a higher frequency of default. If the Traditional Servicers take longer to mitigate losses or liquidate non-performing assets, loss severities may be higher than originally anticipated. If fines or any amounts lost are not recovered from Traditional Servicers, such events frequently lead to the eventual realization of a loss by us.

Failure by the Commercial Servicers to meet stipulations of the servicing and securitization agreements can result in the loss of reimbursement of loan related advances, expenses, interest and servicing fees.

If any of our Subservicers fails to perform its duties pursuant to its related subservicing agreement, our business acting as the named servicer (or for balance sheet loans, the owner of the loan) will be required to perform the servicing functions previously performed by such subservicer or cause another subservicer to perform such duties, to the extent required pursuant to the related servicing agreement. The process of transitioning the functions performed by our Subservicer to a successor subservicer could result in delays in collections and other functions performed by our Subservicer and expose our business to breach of contract and indemnity claims relating to its servicing obligations. Such delays may also adversely affect the value of the residual interests that we own in our securitizations and loans. If any of our Subservicers experiences financial difficulties, including as a result of a bankruptcy, it may not be able to perform its subservicing duties under the related subservicing agreement. There can be no assurance that each of our Subservicers will remain solvent or that such Subservicer will not file for bankruptcy at any time. Any such financial difficulties, insolvency or bankruptcy could have a negative impact on our business.

The recovery process against a Subservicer can be prolonged and is subject to our meeting minimum loss deductibles under the indemnification provisions in our agreements with the Subservicer. The time may be extended as the Subservicer has the right to review underlying loss events and our request for indemnification. The amounts ultimately recovered from the Subservicers may differ from our estimated recoveries recorded based on the Subservicers’ interpretation of responsibility for loss, which could lead to our realization of additional losses. We are also subject to counterparty risk for collection of amounts which may be owed to us by a Subservicer. For example, Reverse Mortgage Solutions (“RMS”), who previously serviced a significant amount of loans for FAR, filed for Chapter 11 bankruptcy protection on February 11, 2019. RMS subsequently rejected its subservicing agreement with FAR. FAR has filed a claim in the RMS bankruptcy for losses and potential future losses resulting from RMS’ failure to service loans in accordance with the terms of the subservicing agreement, and while a recovery is anticipated, it will be far less than the estimated current and future losses.

Our Subservicers may also be required to be licensed under applicable state law, and they are subject to various federal and state laws and regulations, including regulation by the CFPB. (See “Legal and Regulatory Risks—We operate in heavily regulated industries, and our mortgage loan origination and servicing activities (including lender services) expose us to risks of noncompliance with an increasing and inconsistent body of complex laws and regulations at the U.S. federal, state and local levels.”) Failure of the Subservicers to comply with applicable laws and regulations may expose them to fines, responsibility for refunds to borrowers, loss of licenses needed to conduct their business, and third party litigation, all of which may adversely impact the Subservicers’ ability to perform their responsibilities under the related subservicing agreement. Such occurrences may also impact their financial condition and ability to provide indemnification as agreed in our subservicing agreement. In addition, regulators or third parties may take the position that we were responsible for the subservicers’ actions or failures to act; in that event, we might be exposed to the same risks as the subservicers.

Reputational harm, including as a result of our actual or alleged conduct or public opinion, could adversely affect our business, results of operations, and financial condition.

Reputational risk is inherent in our business. Negative public opinion can result from our actual or alleged conduct in any number of activities, including loan origination, loan servicing, debt collection practices, corporate governance and other activities. Negative public opinion can also result from actions taken by government regulators and community organizations in response to our activities, from consumer complaints, including in the CFPB complaints database, from litigation filed against us, and from media coverage, whether accurate or not.

The reverse mortgage origination business as a whole had reputational issues arising after 2007, when home values were decreasing nationwide, and the only products available to consumers were HECM products. Prior to 2015, HECM products were not underwritten to confirm the ability of borrowers to pay taxes and insurance; while the proceeds provided initial cash benefits to the borrowers, if they ultimately were unable or unwilling to pay property taxes and insurance, foreclosures for default would result, and eventually the reverse mortgage borrowers—who by definition, were 62 or older—would be evicted. In addition, for various reasons, borrowers would sometimes not have their spouses on the reverse mortgage, with the result that when the borrower died, the non-borrowing spouse would be facing a due-and-payable balance which they often were not able to refinance. Because absent an event of default, reverse mortgages only become due and payable upon the death of the borrower, and the estate or heirs may not be engaged in the post-termination resolution of the reverse mortgage, reverse mortgages end with foreclosure more often than forward mortgages. Those public filings are aggregated and come under scrutiny by agenda-driven groups who may not understand that the borrower is not being evicted and simply believe they have spotted a pattern of foreclosure for this type of loan. These issues led to adverse publicity in the reverse mortgage industry. The issuance of specific regulations and guidance requiring that borrowers be clearly informed regarding their obligations to pay taxes and insurance during the application process and the requirement of “financial assessment” by HUD starting in 2015 have greatly decreased the risks of default due to failure to pay taxes and insurance. HUD also provided clear guidance regarding both underwriting and servicing of loans involving non-borrower spouses, significantly decreasing the risks of those situations. FAR’s policy is to follow all applicable marketing guidance and regulations. FAR requires pre-application HUD counseling for non-agency reverse mortgages, and also underwrites these loans for the borrower’s willingness and ability to pay property taxes and hazard insurance premiums. In addition, for non-agency reverse mortgages, FAR has more latitude to employ a variety of loss mitigation solutions to avoid foreclosure when the borrower is still living in the home. Nevertheless, there may be situations where foreclosure is the only resolution to the loan. Foreclosures where the reverse mortgage borrower is still living in the home—or even when the borrower is no longer occupying the home—may lead to increased reputational risk. In addition, negative publicity due to actions by other reverse mortgage lenders could cause regulatory focus on our business as well.

We have historically sold our forward loans as whole loans, servicing released, or sold our mortgage servicing rights in a separate sale or co-issue at the time the loan is sold. As a result of COVID-19 and the resulting effect on the market for MSR, we started to retain forward servicing in March 2020. Going forward, we plan to sell the MSRs but retain the subservicing obligations. We may also retain servicing on our retail originations. We plan to service the loans in our name, using a subservicer for many of the tasks associated with servicing. If there are significant delinquencies in the forward mortgage portfolio which we service, there are likely to be increased numbers of loans upon which we will be required to foreclose. Larger numbers of foreclosures will increase reputational risk in the forward mortgage area.

Large-scale natural or man-made disasters may lead to further reputational risk in the servicing area. Mortgage properties are generally required to be covered by hazard insurance in an amount sufficient to cover repairs to or replacement of the residence. However, when a large scale disaster occurs, such as Hurricanes Harvey and Maria in 2017, the demand for inspectors, appraisers, contractors and building supplies may exceed availability, insurers and mortgage servicers may be overwhelmed with inquiries, mail service and other communications channels may be disrupted, borrowers may suffer loss of employment and unexpected expenses which cause them to default on payments and/or renders them unable to pay deductibles required under the insurance policies, and widespread casualties may also affect the ability of borrowers or others who are needed to effect the process of repair or reconstruction or to execute documents. Loan originations may also be disrupted, as lenders are required to reinspect properties which may have been affected by the disaster prior to funding. In these situations, borrowers and others in the community may believe that servicers and originators are penalizing them for being the victims of the initial disaster and making it harder for them to recover, potentially causing reputational damage to the us.

Moreover, the proliferation of social media websites as well as the personal use of social media by our employees and others, including personal blogs and social network profiles, also may increase the risk that negative, inappropriate or unauthorized information may be posted or released publicly that could harm our reputation or have other negative consequences, including as a result of our employees interacting with our customers in an unauthorized manner in various social media outlets.

In addition, our ability to attract and retain clients is highly dependent upon the external perceptions of our level of service, trustworthiness, business practices, financial condition and other subjective qualities. Negative perceptions or publicity regarding these matters—even if related to seemingly isolated incidents, or even if related to practices not specific to the origination or servicing of loans, such as debt collection—could erode trust and confidence and damage our reputation among existing and potential clients. In turn, this could decrease the demand for our products, increase regulatory scrutiny and detrimentally effect our business, financial condition and results of operations.

Our decentralized forward mortgage origination branches operate under multiple brand names, which may put us at a competitive disadvantage compared with nationally branded competitors.

Our decentralized forward mortgage origination branches operate under multiple brand names. Many of these branches have been operating locally under their branch name for many years, and they have built brand recognition on a local basis. However, a number of our forward mortgage origination competitors have invested considerable resources to build nationally recognized brands. Our competitors that operate under a national brand may have a competitive advantage due to name recognition. If we are unable to maintain and/or increase our name recognition under our multiple brand names in the forward mortgage origination market, we may experience adverse effects to our customer retention and market share.

A significant increase in delinquencies on the mortgage loans we originate could have a material impact on our revenues, expenses and liquidity and on the valuation of our MSR portfolio.

An increase in delinquency rates could adversely affect our business, financial condition and results of operations.

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Revenue. An increase in delinquencies will result in lower revenue for loans we service for GSEs and Ginnie Mae through Subservicers because we only collect servicing fees from GSEs and Ginnie Mae for performing loans. In addition, an increase in delinquencies reduces cash held in collections and other accounts and lowers the interest income that we receive.

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Expenses. An increase in delinquencies will result in a higher cost to service such loans due to the increased time and effort required to collect payments from delinquent borrowers and an increase in interest expense as a result of an increase in our advancing obligations.

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Liquidity. An increase in delinquencies could also negatively impact our liquidity because of an increase in both (i) principal and interest and (ii) servicing advances, resulting in an increase in borrowings under advance facilities and/or insufficient financing capacity to fund increases in advances. These advances also increase our expenses, as we are responsible for the interest on our borrowings under the advance facilities. See “—We are required to make servicing advances that can be subject to delays in recovery or may not be recoverable in certain circumstances.”

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Valuation of MSRs. We value our MSRs based on, among other things, our projections of the cash flows from the related pool of mortgage loans. Our expectation of delinquencies is a significant assumption underlying those cash flow projections. If delinquencies were significantly greater than expected, the estimated fair value of our MSRs could be diminished. If the estimated fair value of MSRs is reduced, we would record a loss which would adversely impact our ability to satisfy minimum net worth covenants and borrowing conditions in our debt agreements which could have a negative impact on our financial results.

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Increased Risk of Repurchase or Indemnification Demands: Delinquencies and losses incurred by subsequent purchasers will typically result in an enhanced file review by the party who suffered the loss—which may be our counterparty, a securitization trust, or an agency—in an effort to mitigate their losses by finding justification for demand repurchase or indemnification against us. While claims based upon breaches of representations and warranties are generally subject to a statute of limitation, indemnification claims do not accrue until the loss has occurred. This has the effect of lengthening indefinitely the time in which a subsequent owner can raise such claims. As a result, FAM and FAR have received indemnification claims in the past few years which are the result of loans made by predecessor entities prior to 2009. Some of these claims have extended to include loans made and sold by entities which have never been affiliated with FAM and FAR, but may have either sold business assets to predecessor entities of FAM and FAR, or whose management was subsequently employed by the predecessor entities to FAM and FAR. These have included, for example, demands by the Lehman Brothers Holdings’ Inc. bankruptcy estate (“LBHI”), based upon LBHI’s settlements with Fannie Mae and Freddie Mac and with RMBS Trustees. JPMorgan Chase & Co. has sent a similar demand for indemnification for a settlement it entered with RMBS Trustees and monoline insurance carriers. While for these specific cases we should be indemnified by the sellers of the predecessor entities, these demands demonstrate the long tail of representation and warranty issues when a loan (or a pool of loans) results in an aggregate loss to the ultimate holder, resulting in a chain of indemnification claims. There have been some actions taken by Fannie Mae and Freddie Mac to alleviate originator concerns that loans which perform for many years and then default can result in such claims; however, significant risk remains in this area.

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Credit Risk. While we generally limit our credit risk on loans, we may have two situations where we do have exposure. One is loans held for sale or investment. We may elect to hold new types of loans on our balance sheet for a period in order to earn income and extract data about how such loans perform before offering them into the mark. For example, we began originating non-agency reverse mortgages in November 2014, but did not sell them to third parties until 2016. In 2020, we acquired $70 million in loans from FarmOp Capital LLC, and currently hold those on our balance sheet. We typically sell new loan originations within 30 days of closing; however, there are times when we are delayed due to documentation issues, market disruptions like that caused by COVID-19, or for other reasons. If these loans become delinquent or go into default while they are on our balance sheet, we may experience losses.

In addition to whole loans which are on our balance sheet, we also hold residual strips from our securitizations. In effect, we are absorbing the first losses from these portfolios. Increased delinquencies will reduce the value and ultimately the cash flow from these residual interests.

We are required to make servicing advances that can be subject to delays in recovery or may not be recoverable in certain circumstances.

During any period in which a borrower is not making payments on a loan we service for a third party, we are required under most of our servicing agreements to advance our own funds to meet contractual principal and interest remittance requirements, pay property taxes and insurance premiums, legal expenses and other protective advances. We also advance funds to maintain, repair and market real estate properties. For our mortgage loans, as home values change, we may have to reconsider certain of the assumptions underlying our decisions to make advances, and in certain situations our contractual obligations may require us to make certain advances for which we may not be reimbursed. In addition, in the event a loan serviced by us defaults or becomes delinquent, or to the extent a mortgagee under such loan is allowed to enter into a forbearance by applicable law or regulation, the repayment to us of any advance related to such events may be delayed until the loan is repaid or refinanced or liquidation occurs. A delay in our ability to collect an advance may adversely affect our liquidity, and our inability to be reimbursed for an advance could be detrimental to our business. As our servicing portfolio continues to age, defaults could increase, which may increase our costs of servicing and could be detrimental to our business. Market disruptions such as the COVID-19 pandemic, relief such as the CARES Act and similar state laws including foreclosure and eviction moratoria, and the GSEs temporary period of forbearance for clients unable to pay on certain mortgage loans, may also increase the number of defaults, delinquencies or forbearances related to the loans we service, increasing the advances we make for such loans. With specific regard to the COVID-19 pandemic, any regulatory or GSE-specific relief on servicing advance obligations provided to mortgage loan servicers has so far been limited to GSE-eligible mortgage loans and does not extend to any non-GSE mortgage loan products such as jumbo mortgage loans. Approximately 1.49% of our serviced forward mortgage loans by units (0.84% of our serviced forward mortgage loans by UPB) are in forbearance as of September 30, 2020.

The VA guarantee on delinquent VA guaranteed loans may not make us whole on losses or advances we may have made on the loan. If the VA determines the amount of the guarantee payment will be less than the cost of acquiring the property, it may elect to pay the VA guarantee and leave the property securing the loan with us (a “VA no-bid”). If we cannot sell the property for a sufficient amount to cover amounts outstanding on the loan we will suffer a loss which could, on an aggregate basis and if the percentage of VA no-bids increases, have a detrimental impact on our business and financial condition.

In addition, for certain traditional loans sold to Ginnie Mae, we, as the servicer, have the unilateral right to repurchase any individual loan in a Ginnie Mae securitization pool if that loan meets defined criteria, including being delinquent greater than 90 days. Once we have the unilateral right to repurchase the delinquent loan, we have effectively regained control over the loan and we must recognize the loan on our balance sheet and recognize a corresponding financial liability. For HECMs (HUD-insured reverse mortgage loans), we also have an obligation to buy loans out of the Ginnie Mae pools when the unpaid principal balance reaches 98% of the maximum claim amount. Any significant increase in required servicing advances or delinquent loan repurchases could have a significant adverse impact on our cash flows, even if they are reimbursable, and could also have a detrimental effect on our business and financial condition.

The replacement of LIBOR with an alternative reference rate may have a detrimental effect on our business.

The interest rate on the adjustable rate loans we originate and service has historically been based on the London Inter-Bank Offered Rate (“LIBOR”). In July 2017, the U.K. Financial Conduct Authority announced that it intends to stop collecting LIBOR rates from banks after 2021. The announcement indicates that LIBOR will not continue to exist on the current basis. In September 2020, Ginnie Mae announced that it will stop accepting the delivery of LIBOR-based adjustable rate forward mortgage loans or HECMs for securitizations starting on January 1, 2021 but the announcement did not mention a potential replacement index for LIBOR. In December 2020, Ginnie Mae extended the deadline for securitization of new LIBOR-based HECMs and stated it would stop accepting deliveries of new LIBOR-based adjustable rate HECMs for its HMBS securitizations issued on or after March 1, 2021. It is expected that U.S.-dollar LIBOR will be replaced with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by reference to short-term repurchase agreements for U.S. Treasury securities. Because there have been a few issuances utilizing SOFR or the Sterling Over Night Index Average, an alternative reference rate that is based on transactions, it is unknown whether any of these alternative reference rates will attain market acceptance as replacements for LIBOR. There is currently no definitive successor reference rate to LIBOR and various industry and governmental organizations are still working to develop workable transition mechanisms. As part of this industry transition, we will be required to migrate any current adjustable rate loans we service to any such successor reference rate. Until a successor rate is determined, we cannot complete the transition away from LIBOR for the adjustable rate loans we service. As such, we are unable to predict the effect of any changes to LIBOR, the establishment and success of any alternative reference rates, or any other reforms to LIBOR or any replacement of LIBOR that may be enacted in the United States or elsewhere. Such changes, reforms or replacements relating to LIBOR could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, derivatives or other financial instruments or extensions of credit held by us. LIBOR-related changes could affect our overall results of operations and financial condition and may result in increased cost of funds under our financing arrangements. In addition, it is possible but not certain that the transition away from LIBOR will be delayed due to COVID-19 or what form any delay may take. It is also unclear what the duration and severity of COVID-19 will be, and whether this will impact LIBOR transition planning. COVID-19 may also slow regulators’ and others’ efforts to develop and implement alternative reference rates, which could make LIBOR transition planning more difficult, particularly if the cessation of LIBOR is not delayed but alternatives do not develop.

Our counterparties may terminate subservicing contracts under which we conduct servicing activities.

The majority of the mortgage loans we service are serviced on behalf of Fannie Mae, Freddie Mac and Ginnie Mae. These entities establish the base service fee to compensate us for servicing loans as well as the assessment of fines and penalties that may be imposed upon us for failing to meet servicing standards.

As is standard in the industry, under the terms of our master servicing agreements with the GSEs, the GSEs have the right to terminate us as servicer of the loans we service on their behalf at any time and also have the right to cause us to transfer the MSRs to a third party. In addition, failure to comply with servicing standards could result in termination of our agreements with the GSEs with little or no notice and without any compensation. If Fannie Mae, Freddie Mac or Ginnie Mae were to terminate us as a servicer, or increase our costs related to such servicing by way of additional fees, fines or penalties, such changes could have a material adverse effect on the revenue we derive from servicing activity, as well as the value of the related MSRs. These agreements, and other servicing agreements under which we service mortgage loans for non-GSE loan purchasers, also require that we service in accordance with GSE servicing guidelines and contain financial covenants. Under our subservicing contracts, the primary servicers for which we conduct subservicing activities have the right to terminate our subservicing rights with or without cause, with little notice and little to no compensation. If we were to have our servicing or subservicing rights terminated on a material portion of our servicing portfolio, this could adversely affect our business.

Challenges to the MERS System could materially and adversely affect our business, results of operations and financial condition.

MERSCORP, Inc. is a privately held company that maintains an electronic registry, referred to as the MERS System, which tracks servicing rights and ownership of home loans in the United States. Mortgage Electronic Registration Systems, Inc. (“MERS”), a wholly owned subsidiary of MERSCORP, Inc., can serve as a nominee for the owner of a home loan and in that role initiate foreclosures or become the mortgagee of record for the loan in local land records. We have in the past and may continue to use MERS as a nominee. The MERS System is widely used by participants in the mortgage finance industry.

Several legal challenges in the courts and by governmental authorities have been made disputing MERS’s legal standing to initiate foreclosures or act as nominee for lenders in mortgages and deeds of trust recorded in local land records. These challenges have focused public attention on MERS and on how home loans are recorded in local land records. Although most legal decisions have accepted MERS as mortgagee, these challenges could result in delays and additional costs in commencing, prosecuting and completing foreclosure proceedings, conducting foreclosure sales of mortgaged properties and submitting proofs of claim in client bankruptcy cases.

Risks Related to our Lender Services Businesses

The engagement of our Lender Services business by our loan originator businesses may give appearance of a conflict of interest.

Our Lender Services segment provides services to our lender business lines which could create, appear to create or be alleged to create conflicts of interest. By obtaining services from an affiliate, there is risk of possible claims of collusion, that such services are not provided by our Lender Services segment upon market terms, or that the service provider is being “controlled” by the lender. We have adopted policies, procedures and practices that are designed to identify and mitigate any such perceived conflicts of interest. For example, our Lender Services businesses are led by an experienced executive who does not report to any of the heads of the lending businesses; and the lending businesses are not required to use Lender Services (and often do not). However, there can be no assurance that such measures will be effective in eliminating all conflicts of interest or that third parties will refrain from making such inferences. Appropriately identifying and dealing with conflicts of interest is complex and difficult, and our reputation, which is one of our most important assets, could be damaged and the willingness of counterparties to enter into transactions with us may be affected if we fail, or appear to fail, to identify, disclose and deal appropriately with conflicts of interest. In addition, potential or perceived conflicts could give rise to litigation or regulatory enforcement actions.

Third party customers of our Lender Services Businesses may be concerned about conflicts of interest within our Lender Services Businesses, due to their affiliation with the Company.

Our third-party customers for the Lender Services Businesses are generally banks, savings and loans, credit unions, and independent mortgage or non-mortgage lenders. They may be concerned that information obtained by Lender Services in providing services to them is being shared with our lending businesses and used to compete with them. We are careful to preserve the confidentiality and integrity of information which our Lender Services businesses obtain in the process of providing services to our clients, and do not share this information with anyone, including our lending businesses, and we often include this representation in our contracts with lending institutions we serve. However, the perception that such sharing could occur may limit the ability of Lender Services to obtain new business.

Our Lender Services business has operations in the Philippines that could be adversely affected by changes in political or economic stability or by government policies.

Our Lender Services business operates a foreign branch in the Philippines, which is subject to relatively higher degrees of political and social instability than the United States and may lack the infrastructure to withstand political unrest or natural disasters. The political or regulatory climate in the United States, or elsewhere, also could change so that it would not be lawful or practical for us to use international operations in the manner in which we currently use them. If we had to curtail or cease operations in the Philippines and transfer some or all of these operations to another geographic area, we would incur significant transition costs as well as higher future overhead costs that could materially and adversely affect our results of operations. In many foreign countries, particularly in those with developing economies, it may be common to engage in business practices that are prohibited by laws and regulations applicable to us, such as The Foreign Corrupt Practices Act of 1977, as amended (“FCPA”). Any violations of the FCPA or local anti-corruption laws by us, our subsidiaries or our local agents could have an adverse effect on our business and reputation and result in substantial financial penalties or other sanctions.

There is no guarantee that demand for the services offered by our Lender Services business will grow.

There is no guarantee that demand for the services offered by our Lender Services business will grow. The historical growth rate of our Lender Services business may not be an indication of future growth rates for such business generally. Although our lending businesses originate a large volume of loans, we may be unable to capture the related lending services business for these loans. For example, we may not be able to offer our title services for some originated our originated loans because we may be licensed as required in the state where the property is located. Additionally, borrowers are able to select their title company and may choose a third-party provider over us. We also face competition for our Lender Services business from third parties. If we cannot expand our services to meet the demands of this market, our revenue may decline, we may fail to grow our Lender Services business, and we may incur operating losses as a result.

Legal and Regulatory Risks

We operate in heavily regulated industries, and our mortgage loan origination and servicing activities (including lender services) expose us to risks of noncompliance with an increasing and inconsistent body of complex laws and regulations at the U.S. federal, state and local levels.

Due to the heavily regulated nature of the mortgage industry, we are required to comply with a wide array of U.S. federal, state and local laws and regulations that regulate, among other things, the manner in which we conduct our loan origination and servicing businesses and the fees that we may charge, and the collection, use, retention, protection, disclosure, transfer and other processing of personal information. Governmental authorities and various U.S., federal and state agencies have broad oversight and supervisory authority over our business. From time to time, we may also receive requests (including requests in the form of subpoenas and civil investigative demands) from federal, state and local agencies for records, documents and information relating to our servicing and lending activities. The GSEs (and their conservator, the FHFA), Ginnie Mae, the United States Treasury Department, various investors, non-Agency securitization trustees and others also subject us to periodic reviews and audits. These laws, regulations and oversight can significantly affect the way that we do business, can restrict the scope of our existing businesses, limit our ability to expand our product offerings or to pursue acquisitions, or can make our costs to service or originate loans higher, which could impact our financial results. Failure to comply with applicable laws and regulatory requirements may result in, among other things, revocation of or inability to renew required licenses or registrations, loss of approval status, termination of contracts without compensation, administrative enforcement actions and fines, private lawsuits, including those styled as class actions, cease and desist orders and civil and criminal liability.

We must comply with a number of federal, state and local consumer protection laws including, among others, TILA, the FDCPA, RESPA, the ECOA, the FCRA, the Fair Housing Act, the TCPA, the GLBA, the EFTA, the SCRA, the HPA, the HMDA, the SAFE Act, the Federal Trade Commission Act, the Dodd-Frank Act, U.S. federal and state laws prohibiting unfair, deceptive, or abusive acts or practices and state foreclosure laws. Antidiscrimination statutes, such as the Fair Housing Act and the ECOA, prohibit creditors from discriminating against loan applicants and borrowers based on certain characteristics, such as race, religion and national origin. Various federal regulatory agencies and departments, including the DOJ and CFPB, take the position that these laws apply not only to intentional discrimination, but also to neutral practices that have a disparate impact on a group that shares a characteristic that a creditor may not consider in making credit decisions (i.e., creditor or servicing practices that have a disproportionate negative effect on a protected class of individuals). These statutes apply to loan origination, marketing, the amount and nature of fees that may be charged for transactions and incentives, such as rebates, use of credit reports, safeguarding of non-public, personally identifiable information about our clients, foreclosure and claims handling, investment of and interest payments on escrow balances and escrow payment features, and required disclosures and notices to clients. We are also subject to the regulatory, supervisory and examination authority of the CFPB, which has oversight of federal and state non-depository lending and servicing institutions, including residential mortgage originators and loan servicers. The CFPB has rulemaking authority with respect to many of the federal consumer protection laws applicable to mortgage lenders and servicers, including TILA, RESPA, HMDA, ECOA, FCRA, GLBA and the FDCPA.

One such law, RESPA, among other provisions, prohibits the payment of fees or other things of value in exchange for referrals of real estate settlement services, which would include residential mortgage loans. RESPA expressly permits the payment of reasonable value for non-referral services and facilities actually performed and provided. When a lender seeks to rely on this exception to the anti-kickback requirements it must be prepared to demonstrate that the services or facilities for which compensation is paid are separate and distinct from any referral and the amount paid is reasonable. If the amount paid exceeds the reasonable value, the excess could be attributable to the referral. The Company, like many originating lenders, uses “marketing services agreements” and “desk rental agreements” with sources of potential loan referrals, like real estate agencies and home builders. A “marketing services agreement” is an agreement under which a lender compensates a service provider for performing actual marketing services directed to the general public. A “desk rental agreement” is the lease of office space, furniture and equipment, use of common areas, and other services, like utilities, internet, shared receptionist, and janitorial services. From a RESPA perspective, the analysis focuses on whether the general marketing services or lease of facilities are separate and distinct from any referrals that may occur, whether the services or facilities actually are being performed or provided and whether the amounts paid by the lender do not exceed the fair market value for such services and facilities. The Company uses a third-party to provide independent valuation services and has an internal monitoring function to ensure the actual performance of services and provision of the leased facilities. While the Company believes that these arrangements comply with RESPA, there is no assurance that the CFPB or other governmental entity with authority to enforce RESPA or a court will share this view.

The scope of the laws and regulations and the intensity of the supervision to which our business is subject have increased over time, in response to the financial crisis in 2008 and other factors such as technological and market changes. Regulatory enforcement and fines have also increased across the banking and financial services sector. We expect that our business will remain subject to extensive regulation and supervision. These regulatory changes could result in an increase in our regulatory compliance burden and associated costs and place restrictions on our origination and servicing operations. In July 2020, it was announced that the Financial Stability Oversight Council will begin an activities-based review of the secondary mortgage market. The FHFA has expressed support for this review. This review could result in increased regulation of secondary mortgage market activities, which could have an adverse effect on our business. Our business may in the future be subject to further enhanced governmental scrutiny and/or increased regulation, including resulting from changes in U.S. executive administration or Congressional leadership.

Regulatory authorities and private plaintiffs may allege that we failed to comply with applicable laws, rules and regulations where we believe we have complied. These allegations may relate to past conduct and/or past business operations, such as the prior activity of acquired entities. Even unproven allegations that our activities have not complied or do not comply with all applicable laws and regulations may have a material adverse effect on our business, financial condition and results of operations. Our failure to comply with applicable U.S. federal, state and local consumer protection and data privacy laws could lead to:

•	loss of our licenses and approvals to engage in our servicing and lending businesses;

•	damage to our reputation in the industry;

•	governmental investigations and enforcement actions;

•	administrative fines and penalties and litigation;

•	civil and criminal liability, including class action lawsuits;

•

diminished ability to sell loans that we originate or purchase, requirements to sell such loans at a discount compared to other loans or repurchase or address indemnification claims from purchasers of such loans, including the GSEs;

•	inability to raise capital; and

•	inability to execute on our business strategy, including our growth plans.

These U.S. federal, state and local laws and regulations are amended from time to time, and new laws and regulations may go into effect. While we have processes and systems in place to identify and interpret such laws and regulations and to implement them, we may not identify every application of law, regulation or ordinance, interpret them accurately, or train our employees effectively with respect to these laws and regulations. The complexity of the legal requirements increases our exposure to the risks of noncompliance, which could be detrimental to our business. In addition, our failure to comply with these laws, regulations and rules may result in reduced payments by clients, modification of the original terms of loans, permanent forgiveness of debt, delays in the foreclosure process, increased servicing advances, litigation, enforcement actions, and repurchase and indemnification obligations. A failure to adequately supervise service providers and vendors, including outside foreclosure counsel, may also have these negative results.

The laws and regulations applicable to us are subject to administrative or judicial interpretation, but some laws and regulations may not yet have been interpreted or may be clarified infrequently. Ambiguities in applicable laws and regulations may leave uncertainty with respect to permitted or restricted conduct and may make compliance with laws, and risk assessment decisions with respect to compliance with laws difficult and uncertain. In addition, ambiguities make it difficult, in certain circumstances, to determine if, and how, compliance violations may be cured. The adoption by industry participants of different interpretations of these statutes and regulations has added uncertainty and complexity to compliance. We may fail to comply with applicable statutes and regulations even if acting in good faith due to a lack of clarity regarding the interpretation of such statutes and regulations, which may lead to regulatory investigations, governmental enforcement actions or private causes of action with respect to our compliance.

To resolve issues raised in examinations or other governmental actions, we may be required to take various corrective actions, including changing certain business practices, making refunds or taking other actions that could be financially or competitively detrimental to us. We expect to continue to incur costs to comply with governmental regulations. In addition, certain legislative actions and judicial decisions can give rise to the initiation of lawsuits against us for activities we conducted in the past. Furthermore, provisions in our mortgage loan and other loan product documentation, including but not limited to the mortgage and promissory notes we use in loan originations, could be construed as unenforceable by a court. We have been, and expect to continue to be, subject to regulatory enforcement actions and private causes of action from time to time with respect to our compliance with applicable laws and regulations.

The recent influx of new laws, regulations, and other directives adopted in response to the recent COVID-19 pandemic exemplifies the ever-changing and increasingly complex regulatory landscape we operate in. While some regulatory reactions to the COVID-19 pandemic relaxed certain compliance obligations, the forbearance requirements imposed on mortgages servicers in the CARES Act added new regulatory responsibilities. The GSEs and the FHFA, Ginnie Mae, HUD, various investors and others have also issued guidance relating to the COVID-19 pandemic. Future regulatory scrutiny and enforcement resulting from the COVID-19 pandemic is unknown.

As a licensed title and settlement services provider, we are currently subject to a variety of, and may in the future become subject to, additional, federal, state, and local laws that are continuously changing, including laws related to: the real estate, brokerage, title, and mortgage industries; mobile-and internet-based businesses; and data security, advertising, privacy and consumer protection laws. These laws can be costly to comply with, require significant management attention, and could subject us to claims, government enforcement actions, civil and criminal liability, or other remedies, including revocation of licenses and suspension of business operations.

Although we have systems and procedures directed to comply with these legal and regulatory requirements, we cannot assure you that more restrictive laws and regulations will not be adopted in the future, or that governmental bodies or courts will not interpret existing laws or regulations in a more restrictive manner, which could render our current business practices non-compliant or which could make compliance more difficult or expensive. Any of these, or other, changes in laws or regulations could have a detrimental effect on our business, financial condition and results of operations.

We are subject to legal proceedings, federal or state governmental examinations and enforcement investigations from time to time. Some of these matters are highly complex and slow to develop, and results are difficult to predict or estimate.

Legal Proceedings: We are currently and routinely involved in legal proceedings concerning matters that arise in the ordinary course of our business. There is no assurance that the number of legal proceedings will not increase in the future, including certified class or mass actions. These actions and proceedings are generally based on alleged violations of consumer protection, employment, foreclosure, contract, tort, fraud and other laws. Notably, we are subject to the California Labor Code pursuant to which several plaintiffs have filed representative actions (the “PAGA Litigation”) under the California Private Attorney General Act seeking statutory penalties for alleged violations related to calculation of overtime pay, errors in wage statements, and meal and rest break violations, among other things. Additionally, along with others in our industry, we are subject to repurchase and indemnification claims and may continue to receive claims in the future, regarding, among other things, alleged breaches of representations and warranties relating to the sale of mortgage loans, the placement of mortgage loans into securitization trusts or the servicing of mortgage loans securitizations. We are also subject to legal actions or proceedings resulting from actions alleged to have occurred prior to our acquisition of a company or a business. For example, we are subject to indemnification claims brought by LBHI relating to the alleged breaches of representations and warranties in several mortgage loan purchase agreements between entities who are (or are alleged to be) our predecessors in interest, and a predecessor in interest to LBHI. When the claims occurred as a result of actions taken before the Company purchased the related business, we generally have indemnification claims against the sellers; however, if they do not or cannot pay, we may suffer losses. Certain pending or threatened legal proceedings (including the PAGA Litigation) may include claims for substantial compensatory, punitive and/or, statutory damages or claims for an indeterminate amount of damages. Litigation and other proceedings may require that we pay settlement costs, legal fees, damages, including punitive damages, penalties or other charges, or be subject to injunctive relief affecting our business practices, any or all of which could adversely affect our financial results. Legal proceedings brought under federal or state consumer protection statutes may result in a separate fine for each violation of the statute, which, particularly in the case of class action lawsuits, could result in damages substantially in excess of the amounts we earned from the underlying activities and that could have a material adverse effect on our liquidity, financial position and results of operations.

Regulatory Matters: Our business is subject to extensive examinations, investigations and reviews by various federal, state and local governmental, regulatory and enforcement agencies. We have historically had, continue to have, and may in the future have a number of open investigations, subpoenas, examinations and inquiries by these agencies related to our origination practices, violations of the FHA’s requirements, our financial reporting and other aspects of our businesses. These matters may include investigations by, among others, the DOJ, HUD and various state agencies, which can result in the payment of fines and penalties, changes to business practices and the entry of consent decrees or settlements. For example, we have received and expect to continue to receive inquiries from regulators seeking information on our COVID-19 response and its impact on our business, employees, and customers. The costs of responding to inquiries, examinations and investigations can be substantial.

Responding to examinations, investigations and reviews by various federal, state and local governmental, regulatory and enforcement agencies requires us to devote substantial legal and regulatory resources, resulting in higher costs and lower net cash flows. Adverse results in any of these matters could further increase our operating expenses and reduce our revenues, require us to change business practices, limit our ability to grow and otherwise materially and adversely affect our business, reputation, financial condition or results of operation. To the extent that an examination or other regulatory engagement reveals a failure by us to comply with applicable law, regulation or licensing requirement this could lead to (i) loss of our licenses and approvals to engage in our businesses, (ii) damage to our reputation in the industry and loss of client relationships, (iii) governmental investigations and enforcement actions, (iv) administrative fines and penalties and litigation, (v) civil and criminal liability, including class action lawsuits, and actions to recover incentive and other payments made by governmental entities, (vi) enhanced compliance requirements, (vii) breaches of covenants and representations under our servicing, debt or other agreements, (viii) inability to raise capital and (ix) inability to execute on our business strategy. Any of these occurrences could further increase our operating expenses and reduce our revenues, require us to change business practices and procedures and limit our ability to grow or otherwise materially and adversely affect our business, reputation, financial condition or results of operation.

Moreover, regulatory changes resulting from the Dodd-Frank Act, other regulatory changes such as the CFPB’s examination and enforcement authority and the “whistleblower” provisions of the Dodd-Frank Act and guidance on whistleblowing programs issued by the New York State Department of Financial Services could increase the number of legal and regulatory enforcement proceedings against us. The CFPB has broad enforcement powers and has been active in investigations and enforcement actions and, when necessary, has issued civil money penalties to parties the CFPB determines has violated the laws and regulations it enforces. In addition, while we take numerous steps to prevent and detect employee misconduct, such as fraud, employee misconduct cannot always be deterred or prevented and could subject us to additional liability.

We establish reserves for pending or threatened legal proceedings when it is probable that a liability has been incurred and the amount of such loss can be reasonably estimated. Legal proceedings are inherently uncertain, and our estimates of loss are based on judgments and information available at that time. Our estimates may change from time to time for various reasons, including factual or legal developments in these matters.

There cannot be any assurance that the ultimate resolution of our litigation and regulatory matters will not involve losses, which may be material, in excess of our recorded accruals or estimates of reasonably probable losses.

Unlike competitors that are national banks, our lending subsidiaries are subject to state licensing and operational requirements that result in substantial compliance costs.

Because we are not a depository institution, we do not benefit from a federal exemption to state mortgage banking, loan servicing or debt collection licensing and regulatory requirements. We must comply with state licensing requirements and varying compliance requirements in all 50 states and the District of Columbia, and we are sensitive to regulatory changes that may increase our costs through stricter licensing laws, disclosure laws or increased fees or that may impose conditions to licensing that we or our personnel are unable to meet. In addition, if we enter new markets, we may be required to comply with new laws, regulations and licensing requirements. Further, we are subject to periodic examinations by state regulators, which can result in refunds to borrowers of certain fees earned by us, and we may be required to pay substantial penalties imposed by state regulators due to compliance errors. In the past we have been subject to inquiries from, and in certain instances have entered into settlement agreements with, state regulators that had the power to revoke our license or make our continued licensure subject to compliance with a consent order. For example, in 2019, we entered into a settlement agreement with the California Department of Business Oversight relating to findings in supervisory examinations concerning per diem interest charges and escrow trust reconciliations. As part of the settlement, we agreed to pay a penalty and to undertake certain remedial actions and procedures. Future state legislation and changes in existing regulation may significantly increase our compliance costs or reduce the amount of ancillary revenues, including late fees that we may charge to borrowers. This could make our business cost-prohibitive in the affected state or states and could materially affect our business.

State licensing requirements may also apply to our subservicers in the states in which they operate. Applicable state mortgage- or loan-related laws may also impose requirements as to the form and content of contracts and other documentation, licensing of our employees and employee hiring background checks, licensing of independent contractors with which we contract, restrictions on certain practices, disclosure and record-keeping requirements and enforcement of borrowers’ rights. Licensed entities are required to renew their licenses, typically on an annual basis, and to do so they must satisfy the license requirements of each jurisdiction, which generally include financial requirements such as providing audited financial statements or satisfying minimum net worth requirements and non-financial requirements such as satisfactorily completing examinations as to the licensee’s compliance with applicable laws and regulations.

Most state licensing laws require that before a “change of control” can occur, including in connection with a merger, acquisition or initial public offering, applicable state banking departments must approve the change. Most of these “change of control” statutes require that, if there is an acquisition, merger or initial public offering, the acquiring company or companies being merged or going public must notify the state regulatory agency and receive agency approval before the acquisition, merger or initial public offering is finalized.

We and our licensed subservicers are subject to periodic examination by state regulatory authorities and we may be subject to various reporting and other requirements to maintain licenses, and there is no assurance that we may satisfy these requirements. Failure by us or our subservicers to maintain or obtain licenses may restrict our investment options and could harm our business, and we may be required by state regulators to pay substantial penalties or issue borrower refunds or restitution due to compliance errors.

We believe that we and our subservicers maintain all material licenses and permits required for our current operations and are in substantial compliance with all applicable federal, state and local laws, rules, regulations and ordinances. However, we and our subservicers may not be able to maintain all requisite licenses and permits, and the failure to satisfy those and other regulatory requirements could result in a default under our servicing or other agreements and have a material adverse effect on our operations. The states that currently do not provide extensive regulation of our businesses may later choose to do so, and if such states so act, we may not be able to obtain or maintain all requisite licenses and permits. The failure to satisfy those and other regulatory requirements could result in a default under our servicing agreements and have a material adverse effect on our operations. Furthermore, the adoption of additional, or the revision of existing, rules and regulations could adversely affect our business, financial condition and results of operations.

Our business is highly dependent on Fannie Mae, Freddie Mac and certain U.S. government agencies, and any changes in these entities or their current roles could be detrimental to our business.

We originate loans eligible for sale to Fannie Mae, Freddie Mac and government insured or guaranteed loans, such as FHA, VA and USDA loans eligible for Ginnie Mae securities issuance. In 2008, FHFA placed Fannie Mae and Freddie Mac into conservatorship and, as their conservator, controls and directs their operations. There is significant uncertainty regarding the future of the GSEs, including with respect to how long they will continue to be in existence, the extent of their roles in the market and what forms they will have, and whether they will be government agencies, government-sponsored agencies or private for-profit entities. Since they have been placed into conservatorship, many legislative and administrative plans for GSE reform have been put forth, but all have been met with resistance from various constituencies.

In September 2019, the U.S. Department of the Treasury released a proposal for reform, and, in October 2019, FHFA released a strategic plan regarding the conservatorships, which included a Scorecard that has preparing for exiting conservatorship as one of its key objectives. Among other things, the Treasury recommendations include recapitalizing the GSEs, increasing private-sector competition with the GSEs, replacing GSE statutory affordable housing goals, changing mortgage underwriting requirements for GSE guarantees, revising the CFPB’s Qualified Mortgage regulations, and continuing to support the market for 30-year fixed-rate mortgages. Some of Treasury’s recommendations would require administrative action whereas others would require legislative action. It is uncertain whether these recommendations will be enacted or whether such recommendations may in the future be subject to change resulting from changes in U.S. executive administration or Congressional leadership. If these recommendations are enacted, the future roles of Fannie Mae and Freddie Mac could be reduced (perhaps significantly) and the nature of their guarantee obligations could be considerably limited relative to historical measurements. In addition, various other proposals to generally reform the U.S. housing finance market have been offered by members of the U.S. Congress, and certain of these proposals seek to significantly reduce or eliminate over time the role of the GSEs in purchasing and guaranteeing mortgage loans. Any such proposals, if enacted, may have broad adverse implications for the MBS market and our business. It is possible that the adoption of any such proposals might lead to higher fees being charged by the GSEs or lower prices on our sales of mortgage loans to them.

The extent and timing of any regulatory reform regarding the GSEs and the U.S. housing finance market, as well as any effect on our business operations and financial results, are uncertain. It is not yet possible to determine whether such proposals will be enacted and, if so, when, what form any final legislation or policies might take or how proposals, legislation or policies may impact the MBS market and our business. Our inability to make the necessary adjustments to respond to these changing market conditions or loss of our approved seller/servicer status with the GSEs could have a material adverse effect on our mortgage origination operations and our mortgage servicing operations. If those agencies cease to exist, wind down, or otherwise significantly change their business operations or if we lost approvals with those agencies or our relationships with those agencies is otherwise adversely affected, we would seek alternative secondary market participants to acquire our mortgage loans at a volume sufficient to sustain our business. If such participants are not available on reasonably comparable economic terms, the above changes could have a material adverse effect on our ability to profitably sell loans we originate that are securitized through Fannie Mae, Freddie Mac or Ginnie Mae.

There may be material changes to the laws, regulations, rules or practices of or applicable to the FHA, HUD, Ginnie Mae or Fannie Mae which could materially adversely affect the reverse mortgage industry as a whole, including our FAR business.

The reverse mortgage industry is largely dependent upon the FHA, HUD and government agencies like Ginnie Mae. There can be no guarantee that HUD/FHA will retain Congressional authorization to continue the HECM program, which provides FHA government insurance for qualifying HECM loans, that any or all of these entities will continue to participate in the reverse mortgage industry or that they will not make material changes to the laws, regulations, rules or practices applicable to reverse mortgage programs.

For example, HUD previously implemented certain lending limits for the HECM program, and added credit-based underwriting criteria designed to assess a borrower’s ability and willingness to satisfy future tax and insurance obligations. In addition, Ginnie Mae’s participation in the reverse mortgage industry may be subject to economic and political changes that cannot be predicted. If participation by Ginnie Mae in the reverse mortgage market were reduced or eliminated, or its structure were to change (e.g., limitation or removal of the guarantee obligation), our ability to originate HECM loans and acquire Agency HMBS could be adversely affected. These developments could materially and adversely impact our portfolio.

Regulators continue to be active in the reverse mortgage space, including due to the perceived susceptibility of older borrowers to be influenced by deceptive or misleading marketing activities. Regulators have also focused on appraisal practices because reverse mortgages are largely dependent on collateral valuation. If we fail to comply with applicable laws and regulations relating to the origination of reverse mortgages, we could be subject to adverse regulatory actions, including potential fines, penalties or sanctions, and our business, reputation, financial condition and results of operations could be materially and adversely affected.

We may be subject to liability for potential violations of predatory lending laws, which could adversely impact our results of operations, financial condition and business.

Various federal, state and local laws have been enacted that are designed to discourage predatory lending and servicing practices. The Home Ownership and Equity Protection Act of 1994 (“HOEPA”) prohibits inclusion of certain provisions in residential loans that have mortgage rates or origination costs in excess of prescribed levels and requires that borrowers be given certain disclosures prior to origination. Some states have enacted, or may enact, similar laws or regulations, which in some cases impose restrictions and requirements greater than those in HOEPA. In addition, under the anti-predatory lending laws of some states, the origination of certain residential loans, including loans that are not classified as “high cost” loans under applicable law, must satisfy a net tangible benefits test with respect to the related borrower. This test may be highly subjective and open to interpretation. As a result, a court may determine that a residential loan, for example, does not meet the test even if the related originator reasonably believed that the test was satisfied. Failure of residential loan originators or servicers to comply with these laws, to the extent any of their residential loans are or become part of our mortgage-related assets, could subject us, as a servicer or, in the case of acquired loans, as an assignee or purchaser, to monetary penalties and could result in the borrowers rescinding the affected loans. Lawsuits have been brought in various states making claims against originators, servicers, assignees and purchasers of high cost loans for violations of state law. Named defendants in these cases have included numerous participants within the secondary mortgage market. If our loans are found to have been originated in violation of predatory or abusive lending laws, we could be subject to lawsuits or governmental actions, or we could be fined or incur losses.

Compliance with federal, state and local laws and regulations that govern employment practices and working conditions may be particularly burdensome to us due to the distributed nature of our workforce.

We have operations across an expansive geographic footprint with a U.S. workforce of over 4,500 employees operating in local markets across 48 states and Puerto Rico, in each case, as of September 30, 2020. In addition to complying with the Fair Labor Standards Act and the Equal Employment Opportunity Act, we are

required to comply with similar state laws and regulations in each market where we have employees. Compliance with these laws and regulations requires a significant amount of administrative resources and management attention. Many of these laws and regulations provide for qui tam or similar private rights of action and we are routinely subject to litigation and regulatory proceedings related to these laws and regulations in the ordinary course of our business. For example, we are currently in litigation brought under the California Private Attorneys General Act related to alleged violations of the California Labor Code. See “—We are subject to legal proceedings, federal or state governmental examinations and enforcement investigations from time to time. Some of these matters are highly complex and slow to develop, and results are difficult to predict or estimate.” Regardless of the outcome or whether the claims are meritorious, we may need to devote substantial time and expense to defend against claims related to PAGA or other similar federal, state and local laws and regulations in the ordinary course of business. Unfavorable rulings could result in adverse impacts on our business, financial condition or results of operations.

We also have over 1,000 employees in our Lender Services division who are based in the Philippines. For those employees, we are required to comply with the laws of the Philippines relating to labor and employment matters. Compliance with these laws and regulations requires a significant amount of administrative resources and management attention, and failure to comply with them could result in penalties.

Conducting our business in a manner so that we are exempt from registration under, and in compliance with, the Investment Company Act, may reduce our flexibility and could limit our ability to pursue certain opportunities. At the same time, failure to continue to qualify for exemption from the Investment Company Act could adversely affect us.

Under the Investment Company Act, an investment company is required to register with the SEC and is subject to extensive restrictive and potentially adverse regulations relating to, among other things, operating methods, management, capital structure, dividends, and transactions with affiliates. We expect that one or more of our subsidiaries will qualify for an exclusion from registration as an investment company under the Investment Company Act pursuant to Section 3(c)(5)(C) of the Investment Company Act, which is available for entities that do not issue redeemable securities, face-amount certificates of the installment type or periodic payment plan certificates and are primarily engaged in the business of “purchasing or otherwise acquiring mortgages and other liens on and interests in real estate.” We believe that we conduct our operations so that neither we nor any of our subsidiaries are required to register as an investment company under the Investment Company Act. We are organized as a holding company and conduct our businesses primarily through our majority and wholly owned subsidiaries. We conduct our operations so that we and our subsidiaries do not come within the definition of an investment company. In order to continue to do so, however, we and each of our subsidiaries must either operate so as to fall outside the definition of an investment company under the Investment Company Act or satisfy its own exclusion under the Investment Company Act. For example, to avoid being defined as an investment company, an entity may limit its ownership or holdings of investment securities to less than 40% of its total assets. In order to satisfy an exclusion from being defined as an investment company, other entities, among other things, maintain at least 55% of their assets in certain qualifying real estate assets (the “55% Requirement”) and also maintain an additional 25% of their assets in such qualifying real estate assets or certain other types of real estate-related assets (the “25% Requirement”). Rapid changes in the values of assets we own, however, can disrupt prior efforts to conduct our business to meet these requirements and in turn, we may have to make investment decisions that we otherwise would not make absent the Investment Company Act considerations.

If we or one of our subsidiaries fell within the definition of an investment company under the Investment Company Act and failed to qualify for an exclusion or exemption, including, for example, if it was required to and failed to meet the 55% Requirement or the 25% Requirement, it could, among other things, be required either (i) to change the manner in which it conducts operations to avoid being required to register as an investment company or (ii) to register as an investment company, either of which could adversely affect us by, among other things, requiring us to dispose of certain assets or to change the structure of our business in ways that we may not believe to be in our best interests. Legislative or regulatory changes relating to the Investment

Company Act or which affect our efforts to qualify for exclusions or exemptions, including our ability to comply with the 55% Requirement and the 25% Requirement, could also result in these adverse effects on us.

To the extent that we or any of our subsidiaries rely on Section 3(c)(5)(C) of the Investment Company Act, we expect to rely on guidance published by the SEC staff or on our analyses of such guidance to determine which assets are qualifying real estate assets for purposes of the 55% Requirement and real estate related assets for purposes of the 25% Requirement. However, the SEC’s guidance was issued in accordance with factual situations that may be different from the factual situations we face, and much of the guidance was issued more than 25 years ago. No assurance can be given that the SEC staff will concur with our classification of our assets. In addition, the SEC staff may, in the future, issue further guidance that may require us to re-classify our assets for purposes of qualifying for an exemption from registration under the Investment Company Act. If we are required to re-classify our assets, we may no longer be in compliance with the exclusion from the definition of an “investment company” provided by Section 3(c)(5)(C) of the Investment Company Act. To the extent that the SEC staff publishes new or different guidance with respect to any assets we have determined to be qualifying real estate assets, we may be required to adjust our strategy accordingly. In addition, we may be limited in our ability to make certain investments, and these limitations could result in a subsidiary holding assets we might wish to sell or selling assets we might wish to hold.

As a consequence of our seeking to avoid registration under the Investment Company Act on an ongoing basis, we and/or our subsidiaries may be restricted from making certain investments or may structure investments in a manner that would be less advantageous to us than would be the case in the absence of such requirements. In particular, a change in the value of any of our assets could negatively affect our ability to avoid registration under the Investment Company Act and cause the need for a restructuring of our investment portfolio. For example, these restrictions may limit our and our subsidiaries’ ability to invest directly in mortgage-backed securities that represent less than the entire ownership in a pool of senior loans, debt and equity tranches of securitizations and certain asset-backed securities, non-controlling equity interests in real estate companies or in assets not related to real estate. In addition, seeking to avoid registration under the Investment Company Act may cause us and/or our subsidiaries to acquire or hold additional assets that we might not otherwise have acquired or held or dispose of investments that we and/or our subsidiaries might not have otherwise disposed of, which could result in higher costs or lower proceeds to us than we would have paid or received if we were not seeking to comply with such requirements. Thus, avoiding registration under the Investment Company Act may hinder our ability to operate solely on the basis of maximizing profits.

There can be no assurance that we and our subsidiaries will be able to successfully avoid operating as an unregistered investment company. If it were established that we were an unregistered investment company, there would be a risk that we would be subject to monetary penalties and injunctive relief in an action brought by the SEC, that we would be unable to enforce contracts with third parties, that third parties could seek to obtain rescission of transactions undertaken during the period it was established that we were an unregistered investment company, and that we would be subject to limitations on corporate leverage that would have an adverse impact on our investment returns.

If we were required to register as an investment company under the Investment Company Act, we would become subject to substantial regulation with respect to our capital structure (including our ability to use borrowings), management, operations, transactions with affiliated persons (as defined in the Investment Company Act) and portfolio composition, including disclosure requirements and restrictions with respect to diversification and industry concentration and other matters. Compliance with the Investment Company Act would, accordingly, limit our ability to make certain investments and require us to significantly restructure our business plan, which could materially adversely affect our ability to pay distributions to our stockholders. For additional information, see “Information About FoA—Investment Company Act Considerations.”

We are currently subject to, and may in the future become subject to additional, U.S. and state laws and regulations imposing obligations on how we collect, store and process personal information. Our actual or perceived failure to comply with such obligations could harm our business. Ensuring compliance with such laws could also impair our efforts to maintain and expand our customer base, and thereby decrease our revenue.

We are, and may increasingly become, subject to various laws and regulations, as well as contractual obligations, relating to data privacy and security in the jurisdictions in which we operate. The regulatory environment related to data privacy and security is increasingly rigorous, with new and constantly changing requirements applicable to our business, and enforcement practices are likely to remain uncertain for the foreseeable future. These laws and regulations may be interpreted and applied differently over time and from jurisdiction to jurisdiction, and it is possible that they will be interpreted and applied in ways that may have a material adverse effect on our business, financial condition, results of operations and prospects.

In the United States, various federal and state regulators, including governmental agencies like the CFPB and the Federal Trade Commission, have adopted, or are considering adopting, laws and regulations concerning personal information and data security. Certain state laws may be more stringent or broader in scope, or offer greater individual rights, with respect to personal information than federal, international or other state laws, and such laws may differ from each other, all of which may complicate compliance efforts. For example, the California Consumer Privacy Act, or CCPA, which increases privacy rights for California residents and imposes obligations on companies that process their personal information, came into effect on January 1, 2020. Among other things, the CCPA requires covered companies to provide new disclosures to California consumers and provide such consumers new data protection and privacy rights, including the ability to opt-out of certain sales of personal information. The CCPA provides for civil penalties for violations, as well as a private right of action for certain data breaches that result in the loss of personal information. This private right of action may increase the likelihood of, and risks associated with, data breach litigation. In addition, laws in all 50 U.S. states require businesses to provide notice to consumers whose personal information has been disclosed as a result of a data breach. State laws are changing rapidly and there is discussion in the U.S. Congress of a new comprehensive federal data privacy law to which we would become subject if it is enacted.

All of these evolving compliance and operational requirements impose significant costs, such as costs related to organizational changes, implementing additional protection technologies, training employees and engaging consultants, which are likely to increase over time. In addition, such requirements may require us to modify our data processing practices and policies, distract management or divert resources from other initiatives and projects, all of which could have a material adverse effect on our business, financial condition, results of operations and prospects. Any failure or perceived failure by us to comply with any applicable federal, state or similar foreign laws and regulations relating to data privacy and security could result in damage to our reputation, as well as proceedings or litigation by governmental agencies or other third parties, including class action privacy litigation in certain jurisdictions, which would subject us to significant fines, sanctions, awards, penalties or judgments, all of which could have a material adverse effect on our business, financial condition and operating results.

Risks Related to Our Indebtedness

Our substantial leverage could adversely affect our financial condition, our ability to raise additional capital to fund our operations, our ability to operate our business, our ability to react to changes in the economy or our industry or our ability to pay our debts, and could divert our cash flow from operations to debt payments.

As of September 30, 2020, on an as adjusted basis after giving effect to the senior unsecured notes offering that closed on November 5, 2020 and the related use of proceeds, we would have had $3,254.3 million in total indebtedness outstanding, $2,904.3 million of which would have been senior secured indebtedness and $350.0 million of which would have been corporate indebtedness, consisting of the senior notes. As of September 30, 2020, we also had approximately $14.7 billion of HMBS related obligations and non-recourse debt that is recorded on our balance sheet. We will also have other significant contractual obligations, including if the Business Combination closes, New Pubco’s obligations to make payments under the Tax Receivable Agreements. Subject to the limits contained in the agreements that govern our warehouse facilities and lines of credit, the indenture that will govern the notes offered hereby and the applicable agreements governing our other existing indebtedness, we may be able to incur substantial additional debt from time to time to finance working capital, capital expenditures, investments or acquisitions, or for other purposes. If we do so, the risks related to our high level of debt could increase. Specifically, our high level of debt could have important consequences, including the following:

•	making it more difficult for us to satisfy our obligations with respect to our debt;

•	limiting our ability to obtain additional financing to fund future working capital, capital expenditures, acquisitions or other general corporate requirements;

•

requiring a substantial portion of our cash flows to be dedicated to debt service payments instead of other purposes, thereby reducing the amount of cash flows available for working capital, capital expenditures, acquisitions and other general corporate purposes;

•	increasing our vulnerability to general adverse economic and industry conditions;

•	exposing us to the risk of increased interest rates as certain of our borrowings are at variable rates of interest;

•	limiting our flexibility in planning for and reacting to changes in the industry in which we compete;

•	placing us at a disadvantage compared to other, less leveraged competitors; and

•	increasing our cost of borrowing.

Following the closing of the Business Combination, New Pubco will be a holding company, and its consolidated assets are owned by, and our business is conducted through, its subsidiaries. Revenue from these subsidiaries is its primary source of funds for debt payments and operating expenses. If New Pubco’s subsidiaries are restricted from making distributions, its ability to meet its debt service obligations or otherwise fund our operations may be impaired. Moreover, there may be restrictions on payments by subsidiaries to their parent companies under applicable laws, including laws that require companies to maintain minimum amounts of capital and to make payments to shareholders only from profits. As a result, although a subsidiary of New Pubco may have cash, it may not be able to obtain that cash to satisfy our obligation to service our outstanding debt or fund our operations.

Despite our current level of indebtedness, we may be able to incur substantially more debt and enter into other transactions, which could further exacerbate the risks to our financial condition described above.

We may be able to incur significant additional indebtedness in the future. Although certain of the agreements governing our existing indebtedness (including the indenture that will govern the notes and the agreements that govern our warehouse facilities and lines of credit) contain restrictions on the incurrence of additional indebtedness and entering into certain types of other transactions, these restrictions are subject to a number of qualifications and exceptions. Additional indebtedness incurred in compliance with these restrictions could be substantial. These restrictions also do not prevent us from incurring obligations, such as trade payables, that do not constitute indebtedness as defined under our debt instruments. To the extent new debt is added to our current debt levels, the substantial leverage risks described in the immediately preceding risk factor would increase.

As of September 30, 2020, we had total borrowing capacity of approximately $5,165 million under our warehouse facilities, securities repurchase lines and lines of credit, all of which would be secured indebtedness, including approximately $659 million of committed borrowing capacity. As of September 30, 2020, we also had approximately $14.7 billion of HMBS related obligations and non-recourse debt that is recorded on our balance sheet.

Our variable rate indebtedness subjects us to interest rate risk, which could cause our indebtedness service obligations to increase significantly.

Interest rates may increase in the future. As a result, interest rates on variable rate debt offerings could be higher or lower than current levels. As of September 30, 2020, after taking into account our interest rate derivatives, $2,667 million (equivalent), or 91.2%, of our outstanding debt had variable interest rates. If interest rates increase, our debt service obligations on the variable rate indebtedness would increase even though the amount borrowed remained the same, and our net income and cash flows, including cash available for servicing our indebtedness, would correspondingly decrease.

In addition, certain of our variable rate indebtedness use LIBOR as a benchmark for establishing the rate of interest. LIBOR is the subject of recent national, international and other regulatory guidance and proposals for reform. These reforms and other pressures may cause LIBOR to be replaced with a new benchmark or to perform differently than in the past. The consequences of these developments cannot be entirely predicted, but could include an increase in the cost of our variable rate indebtedness.

We may be unable to service our indebtedness.

Our ability to make scheduled payments on and to refinance our indebtedness depends on and is subject to our financial and operating performance, which in turn is affected by general and regional economic, financial, competitive, business and other factors, all of which are beyond our control, including the availability of financing in the international banking and capital markets. Lower revenues generally will reduce our cash flow. We cannot assure you that our business will generate sufficient cash flow from operations or that future borrowings will be available to us in an amount sufficient to enable us to service our debt, including the notes, to refinance our debt or to fund our other liquidity needs.

If we are unable to meet our debt service obligations or to fund our other liquidity needs, we will need to restructure or refinance all or a portion of our debt which could cause us to default on our debt obligations and impair our liquidity. Our ability to restructure or refinance our debt will depend on the condition of the capital markets and our financial condition at such time. Any refinancing of our indebtedness could be at higher interest rates and may require us to comply with more onerous covenants that could further restrict our business operations.

In addition, our investments in MSRs have limited liquidity and our investments in mortgage loans may become illiquid. If we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we previously recorded such asset, making it more difficult to repay our indebtedness after an event of default.

Moreover, in the event of a default, the holders of our indebtedness could elect to declare all the funds borrowed to be due and payable, together with accrued and unpaid interest, if any. The lenders under our warehouse facilities and lines of credit could also elect to terminate their commitments thereunder, cease making further loans, and institute foreclosure proceedings against their collateral, and we could be forced into bankruptcy or liquidation. If we breach our covenants under the agreements that govern our warehouse facilities and lines of credit, we would be in default thereunder. The lenders could exercise their rights, as described above, and we could be forced into bankruptcy or liquidation.

The agreements that govern our senior notes, warehouse facilities and lines of credit impose, significant operating and financial restrictions on FoA and its restricted subsidiaries, which may prevent us from capitalizing on business opportunities.

The agreements that govern our senior notes, warehouse facilities and lines of credit impose, significant operating and financial restrictions on us. These restrictions in the indenture will limit the ability of FoA and its restricted subsidiaries to, among other things:

•	incur or guarantee additional debt or issue disqualified stock or preferred stock;

•	pay dividends and make other distributions on, or redeem or repurchase, capital stock;

•	make certain investments;

•	incur certain liens;

•	enter into transactions with affiliates;

•	merge or consolidate;

•	enter into agreements that prohibit the ability of restricted subsidiaries to make dividends or other payments to FoA or other subsidiaries;

•	designate restricted subsidiaries as unrestricted subsidiaries;

•	prepay, redeem or repurchase certain indebtedness; and

•	transfer or sell assets.

These restrictions in the agreements that govern our warehouse facilities and lines of credit will limit the ability of the applicable borrower (and certain parent entities) to, among other things, incur or guarantee additional debt, incur certain liens, enter into transactions with affiliates and transfer or sell certain assets. In addition, certain of the agreements that govern our warehouse facilities and lines of credit require us to maintain certain net worth and liquidity levels, among other financial covenants.

As a result of the restrictions described above, we will be limited as to how we conduct our business and we may be unable to raise additional debt or equity financing to compete effectively or to take advantage of new business opportunities. The terms of any future indebtedness we may incur could include more restrictive covenants. We cannot assure you that we will be able to maintain compliance with these covenants in the future and, if we fail to do so, that we will be able to obtain waivers from the lenders and/or amend the covenants.

Our failure to comply with the restrictive covenants described above as well as other terms of our indebtedness could result in an event of default, which, if not cured or waived, could result in our being required to repay these borrowings before their due date. If we are forced to refinance these borrowings on less favorable terms or cannot refinance these borrowings, our results of operations and financial condition could be adversely affected.

A decline in our operating results or available cash could cause us to experience difficulties in complying with covenants contained in more than one agreement, which could result in our bankruptcy or liquidation.

If we were to sustain a decline in our operating results or available cash, we could experience difficulties in complying with the financial covenants contained in the agreements that govern our warehouse facilities and lines of credit. The failure to comply with such covenants could result in an event of default under our warehouse facilities or lines of credit and by reason of cross-acceleration or cross-default provisions, other indebtedness may then become immediately due and payable. In addition, should an event of default occur, the lenders under our warehouse facilities or lines of credit could elect to terminate their commitments thereunder, cease making loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to obtain waivers from the required lenders under our warehouse facilities or lines of credit to avoid being in default. If we breach our covenants under our warehouse facilities or lines of credit and seek a waiver, we may not be able to obtain a waiver from the required lenders. If this occurs, we would be in default under our warehouse facilities or lines of credit, the lenders could exercise their rights, as described above, and we could be forced into bankruptcy or liquidation.

Repayment of our debt is dependent on cash flow generated by our subsidiaries, which may be subject to limitations beyond our control.

Our subsidiaries own all of our assets and conduct all of our operations. Accordingly, repayment of our indebtedness is dependent on the generation of cash flow by our subsidiaries and their ability to make such cash available to us, by dividend, debt repayment or otherwise. Our subsidiaries may not be able to, or may not be permitted to, make distributions or repay intercompany loans to enable us to make payments in respect of our indebtedness. Each subsidiary is a distinct legal entity and, under certain circumstances, legal and contractual restrictions may limit our ability to obtain cash from our subsidiaries. In the event that we are unable to receive distributions from subsidiaries, we may be unable to make required principal and interest payments on our indebtedness.

Our failure to comply with the agreements relating to our outstanding indebtedness, including as a result of events beyond our control, could result in an event of default that could materially and adversely affect our results of operations and our financial condition.

If there were an event of default under any of the agreements relating to our outstanding indebtedness, the holders of the defaulted debt could cause all amounts outstanding with respect to that debt to be due and payable immediately. We cannot assure you that our assets or cash flows would be sufficient to fully repay borrowings under our outstanding debt instruments if accelerated upon an event of default. Further, if we are unable to repay, refinance or restructure our indebtedness under our secured debt, including our warehouse facilities or lines of credit, the holders of such debt could proceed against the collateral securing that indebtedness. In addition, any event of default or declaration of acceleration under one debt instrument could also result in an event of default under one or more of our other debt instruments.

Risks Related to Replay and the Business Combination

Subsequent to the completion of the Business Combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and our stock price, which could cause you to lose some or all of your investment.

Although we have conducted due diligence on FoA, we cannot assure you that our diligence surfaced all material issues that may be present inside FoA, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of FoA and outside of our control will not later arise. As a result of these factors, we may be forced to later write-down or write-off assets, restructure our operations, or incur impairment or other charges that could result in our reporting losses. Even if our due diligence successfully identified certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and would not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about us or our securities. In addition, charges of this nature may cause us to be unable to obtain future financing on favorable terms or at all. Accordingly, any shareholders who choose to remain shareholders following the Business Combination could suffer a reduction in the value of their shares. Such shareholders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by our officers or directors of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the proxy statement/prospectus relating to the Business Combination contained an actionable material misstatement or material omission.

There can be no assurance that the Class A Common Stock will be approved for listing on NYSE following the Closing, or if approved, that we will be able to comply with the continued listing standards of NYSE.

Our Units, Ordinary Shares and Warrants are currently listed on NYSE. On the effective date of the Domestication, the currently issued and outstanding Ordinary Shares will automatically convert by operation of law, on a one-for-one basis, into Replay LLC Units, which will then automatically convert into the right to receive shares of Class A Common Stock pursuant to the Replay Merger. In connection with the Closing, we intend to apply to list the Class A Common Stock on NYSE after the Closing under the symbol “FOA.” As part of the application process, we are required to provide evidence that we are able to meet the initial listing requirements of NYSE which may depend, in part, on the number of shares of our Ordinary Shares that are redeemed in connection with the Business Combination.

If, after the Closing, NYSE delists New Pubco’s shares from trading on its exchange for failure to meet the listing standards, New Pubco and its shareholders could face significant material adverse consequences including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that shares of the Class A Common Stock are a “penny stock” which will require brokers trading in the Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of our securities may decline.

If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of our securities prior to the Closing may decline. The market values of our securities at the time of the Business Combination may vary significantly from their prices on the date the Transaction Agreement was executed, the date of this proxy statement/prospectus, or the date on which our shareholders vote on the Business Combination.

In addition, following the Business Combination, fluctuations in the price of New Pubco could contribute to the loss of all or part of your investment. Prior to the Business Combination, there has not been a public market for the Class A Common Stock. Accordingly, the valuation ascribed to New Pubco and its securities in the Business Combination may not be indicative of the price that will prevail in the trading market following the Business Combination. If an active market for our securities develops and continues, the trading price of our securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.

Factors affecting the trading price of our securities may include:

•	actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

•	changes in the market’s expectations about our operating results;

•	success of competitors;

•	our operating results failing to meet the expectation of securities analysts or investors in a particular period;

•	changes in financial estimates and recommendations by securities analysts concerning FoA or the asset management industry in general;

•	operating and share price performance of other companies that investors deem comparable to us;

•	our ability to market new and enhanced products on a timely basis;

•	changes in laws and regulations affecting our business;

•	our ability to meet compliance requirements;

•	commencement of, or involvement in, litigation involving us;

•	changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;

•	the volume of shares of Class A Common Stock available for public sale;

•	any major change in our board of directors or management;

•	sales of substantial amounts of Class A Common Stock by our directors, executive officers or significant shareholders or the perception that such sales could occur; and

•	general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general, and NYSE in particular, have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to us could depress our stock price regardless of our business, prospects, financial condition or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

Following the consummation of the Business Combination, New Pubco will incur significant increased expenses and administrative burdens as a public company, which could have a material adverse effect on our business, financial condition and results of operations.

Following the consummation of the Business Combination, New Pubco will face increased legal, accounting, administrative and other costs and expenses as a public company that FoA does not incur as a private company. The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), including the requirements of Section 404, as well as rules and regulations subsequently implemented by the SEC, the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations promulgated and to be promulgated thereunder, the Public Company Accounting Oversight Board and the securities exchanges, impose additional reporting and other obligations on public companies. Compliance with public company requirements will increase costs and make certain activities more time-consuming. A number of those requirements will require New Pubco to carry out activities FoA has not done previously. For example, New Pubco will create new board committees and adopt new internal controls and disclosure controls and procedures. In addition, additional expenses associated with SEC reporting requirements will be incurred. Furthermore, if any issues in complying with those requirements are identified (for example, if the auditors identify a material weakness or significant deficiency in the internal control over financial reporting), New Pubco could incur additional costs rectifying those issues, and the existence of those issues could adversely affect New Pubco’s reputation or investor perceptions of it. It may also be more expensive to obtain director and officer liability insurance. Risks associated with New Pubco’s status as a public company may make it more difficult to attract and retain qualified persons to serve on the board of directors or as executive officers. The additional reporting and other obligations imposed by these rules and regulations will increase legal and financial compliance costs and the costs of related legal, accounting and administrative activities. These increased costs will require New Pubco to divert a significant amount of money that could otherwise be used to expand the business and achieve strategic objectives. Advocacy efforts by shareholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase costs.

New Pubco may not be able to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act that will be applicable to us after the Business Combination and the transactions related thereto are consummated.

As a public company, we are required to comply with the SEC’s rules implementing Sections 302 and 404 of the Sarbanes-Oxley Act, which require management to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of internal control over financial reporting. To comply with the requirements of being a public company, New Pubco will be required to provide attestation on internal controls, and we may need to undertake various actions, such as implementing additional internal controls and procedures and hiring additional accounting or internal audit staff. The standards required for a public company under Section 404 of the Sarbanes-Oxley Act are significantly more stringent than those required of FoA as a privately held company. Management may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that will be applicable to New Pubco after the Business Combination. If New Pubco is not able to implement the additional requirements of Section 404 in a timely manner or with adequate compliance, it may not be able to assess whether its internal controls over financial reporting are effective, which may subject it to adverse regulatory consequences and could harm investor confidence and the market price of our securities. Further, as an emerging growth company, our independent registered public accounting firm is not required to formally attest to the effectiveness of our internal controls over financial reporting pursuant to Section 404 until the date we are no longer an emerging growth company. At such time, our independent registered public accounting firm may issue a report that is adverse in the event that it is not satisfied with the level at which the controls of New Pubco are documented, designed or operating.

Upon the listing of New Pubco’s Class A Common Stock on the NYSE, New Pubco will be a “controlled company” within the meaning of NYSE rules and, as a result, will qualify for exemptions from certain corporate governance requirements. The stockholders of New Pubco will not have the same protections afforded to stockholders of companies that are subject to such requirements.

Upon the consummation of the Business Combination, New Pubco’s Principal Stockholders will be parties to the Stockholders Agreement described in “Certain Agreements Related to the Business Combination—Stockholders Agreement” and will beneficially own approximately 66.6% of the combined voting power of New Pubco’s Class A Common Stock and Class B Common Stock, assuming no redemptions by Replay’s Public Shareholders. As a result, New Pubco will be a “controlled company” within the meaning of the NYSE corporate governance standards. Under these corporate governance standards, a company of which more than 50% of the voting power in the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements. For example, controlled companies:

•	are not required to have a board that is composed of a majority of “independent directors,” as defined under the NYSE rules;

•	are not required to have a compensation committee that is composed entirely of independent directors; and

•

are not required to have director nominations be made, or recommended to the full board of directors, by its independent directors or by a nominations committee that is composed entirely of independent directors.

Accordingly, the stockholders of New Pubco will not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of NYSE.

The unaudited pro forma financial information included herein may not be indicative of what New Pubco’s actual financial position or results of operations would have been.

The unaudited pro forma financial information included herein is presented for illustrative purposes only and is not necessarily indicative of what New Pubco’s actual financial position or results of operations would have been had the Business Combination been completed on the dates indicated.

FoA’s management has limited experience in operating a public company.

Certain of FoA’s executive officers and certain directors have limited experience in the management of a publicly traded company. FoA’s management team may not successfully or effectively manage its transition to a public company following the Business Combination that will be subject to significant regulatory oversight and reporting obligations under federal securities laws. Their limited experience in dealing with the increasingly complex laws pertaining to public companies could be a significant disadvantage in that it is likely that an increasing amount of their time may be devoted to these activities which will result in less time being devoted to the management and growth of the company. It is possible that New Pubco will be required to expand its employee base and hire additional employees to support its operations as a public company which will increase its operating costs in future periods.

Our Initial Shareholders have agreed to vote in favor of the Business Combination, regardless of how our Public Shareholders vote.

Unlike some other blank check companies in which the initial stockholders agree to vote their founder shares in accordance with the majority of the votes cast by the public stockholders in connection with an initial business combination, our Initial Shareholders have agreed to vote their Founder Shares, as well as any Public Shares purchased during or after our IPO, in favor of the Business Combination. We expect that our Initial Shareholders and their permitted transferees will own approximately 27.0% of our outstanding Ordinary Shares at the time of any such vote. Accordingly, it is more likely that the necessary shareholder approval will be received than would be the case if our Initial Shareholders agreed to vote their Founder Shares in accordance with the majority of the votes cast by our Public Shareholders.

Regulatory approvals may not be received, may take longer than expected or may impose conditions that are not presently anticipated or cannot be met.

Before the Business Combination can be completed, approval must be obtained under the HSR Act and various approvals must be obtained from a variety of federal, state and other governmental authorities, including GSEs. In deciding whether to grant antitrust clearance, the relevant governmental authorities consider a variety of factors, including the effect of the merger on competition within their relevant jurisdiction. On November 4, 2020, the request for early termination of the waiting period under the HSR Act with respect to the Business Combination was granted by the Federal Trade Commission. FoA’s operations are subject to regulation, supervision and licensing under various federal, state and local statutes, ordinances and regulations. In most states in which FoA operates, a regulatory authority regulates and enforces laws relating to mortgage servicing companies and mortgage origination companies such as FoA. In deciding whether to grant approvals under relevant mortgage servicing, mortgage origination, collection agency, real estate, appraisal management and title insurance laws, the relevant governmental or regulatory entities will consider a variety of factors, including each party’s regulatory standing. An adverse development in either party’s regulatory standing or other factors could result in an inability to obtain one or more of the required regulatory approvals or delay their receipt. The terms and conditions of the approvals that are granted may impose requirements, limitations or costs, or place restrictions on the conduct of the combined company’s business. The requirements, limitations or costs imposed by the relevant governmental authorities might be unacceptable to the parties, or could delay the completion of the Business Combination or diminish the anticipated benefits thereof. Additionally, the completion of the Business Combination is conditioned on the absence of certain orders, injunctions or decrees by any court or regulatory authority of competent jurisdiction that would prohibit or make illegal the completion of the Business Combination.

If we are not able to complete an initial business combination within the required time period, we will cease all operations except for the purpose of winding up and we will redeem our Public Shares and liquidate, in which case our Warrants will expire worthless.

Our Existing Organizational Documents provide that we must complete an initial business combination within 24 months from the closing of our IPO, or April 8, 2021. We may not be able to consummate an initial business combination within such time period. Our ability to complete an initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein.

If we are unable to complete an initial business combination by the Outside Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Replay’s remaining shareholders and Replay’s board of directors, wind up its affairs and subsequently dissolve, subject in each case to Replay’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Accordingly, the Warrants will expire worthless.

For illustrative purposes, based on funds in the Trust Account of approximately $293.3 million on September 30, 2020, the estimated per share redemption price would have been approximately $10.20.

Our Sponsor, directors, executive officers, advisors and their affiliates may elect to purchase shares from Public Shareholders, which may influence the vote on the Business Combination and reduce the public “float” of our Ordinary Shares.

Our Sponsor, directors, executive officers, advisors or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of the Business Combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our Sponsor, directors, executive officers, advisors or their affiliates purchase shares in privately negotiated transactions from Public Shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. The purpose of such purchases could be to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining shareholder approval of the Business Combination or to satisfy the minimum cash closing condition in the Transaction Agreement, where it appears that such requirement would otherwise not be met. This may result in the completion of the Business Combination that may not otherwise have been possible.

In addition, if such purchases are made, the public “float” of our Ordinary Shares and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Our ability to successfully effect the Business Combination and successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of FoA, all of whom we expect to stay with New Pubco following the Business Combination. The loss of such key personnel could negatively impact the operations and financial results of the combined business.

Our ability to successfully effect the Business Combination and successfully operate the business following the Closing is dependent upon the efforts of certain key personnel of FoA. Although we expect key personnel to remain with New Pubco following the Business Combination, there can be no assurance that they will do so. It is possible that FoA will lose some key personnel, the loss of which could negatively impact the operations and profitability of New Pubco. Furthermore, following the Closing, certain of the key personnel of FoA may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause New Pubco to have to expend time and resources helping them become familiar with such requirements.

Our board of directors did not obtain a fairness opinion in determining whether or not to proceed with the Business Combination and, as a result, the terms may not be fair from a financial point of view to our Public Shareholders.

In analyzing the Business Combination, our management conducted significant due diligence on FoA. For a discussion of the factors considered by Replay’s board of directors in approving the Business Combination, see the section entitled, “The Business Combination—Replay’s Board of Directors’ Reasons for the Approval Business Combination.” Our board of directors believes because of the financial skills and background of its directors, it was qualified to conclude that the Business Combination was fair from a financial perspective to its shareholders and that FoA’s fair market value was at least 80% of our net assets (net of taxes payable and excluding the amount of any deferred underwriting discounts held in trust). Notwithstanding the foregoing, our board of directors did not obtain a fairness opinion to assist it in its determination. Accordingly, our board of directors may be incorrect in its assessment of the Business Combination.

The ability of our Public Shareholders to exercise redemption rights with respect to a large number of Ordinary Shares could increase the probability that the Business Combination will be unsuccessful and that our shareholders will have to wait for liquidation in order to redeem their Public Shares.

Since the Transaction Agreement requires that Replay has at least $400,000,000 of available cash at the Closing (unless such requirement is waived by the Seller-Side Parties), the probability that the Business Combination will be unsuccessful is increased if a large number of Public Shares are tendered for redemption. If the Business Combination is unsuccessful, Public Shareholders will not receive their pro rata portion of the Trust Account until the Trust Account is liquidated. If Public Shareholders are in need of immediate liquidity, they could attempt to sell their Public Shares in the open market; however, at such time, the Ordinary Shares may trade at a discount to the pro rata per share amount in the Trust Account. In either situation, our shareholders may suffer a material loss on their investment or lose the benefit of funds expected in connection with the redemption until Replay is liquidated or our shareholders are able to sell their Public Shares in the open market.

If our shareholders fail to comply with the procedures for tendering their shares, such shares may not be redeemed.

This proxy statement/prospectus describes the various procedures that must be complied with in order for a Public Shareholder to validly redeem its Public Shares. In the event that a shareholder fails to comply with these procedures, its shares may not be redeemed.

Our Public Shareholders will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate their investment, therefore, Public Shareholders may be forced to sell their securities, potentially at a loss.

Our Public Shareholders will be entitled to receive funds from the Trust Account only (i) in the event of a redemption of the Public Shares prior to any winding up in the event Replay does not consummate its initial business combination by the Outside Date, (ii) if they redeem their shares in connection with an initial business combination that Replay consummates or (iii) if they redeem their shares in connection with a shareholder vote to amend any provision of our Existing Organizational Documents relating to shareholders’ rights or pre-initial business combination activity. In no other circumstances will a Public Shareholder have any right or interest of any kind in the Trust Account. Accordingly, to liquidate your investment, you may be forced to sell your securities, potentially at a loss.

Public Shareholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group,” will be restricted from seeking redemption rights with respect to more than 15% of the Public Shares.

Our Existing Organizational Documents provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares sold in our IPO, which we refer to as the “Excess Shares.” However, our Existing Organizational Documents do not restrict our shareholders’ ability to vote all of their shares (including Excess Shares) for or against an initial business combination. Our Public Shareholders’ inability to redeem the Excess Shares will reduce their influence over our ability to complete an initial business combination and they could suffer a material loss on their investment in us if they sell Excess Shares in open market transactions. Additionally, they will not receive redemption distributions with respect to the Excess Shares if we complete an initial business combination, and, as a result, they will continue to hold that number of shares exceeding 15% and, in order to dispose of such shares, would be required to sell their shares in open market transactions, potentially at a loss.

If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by shareholders may be less than $10.00 per share.

Our placing of funds in the Trust Account may not protect those funds from third-party claims against us. Although we have sought and will continue to seek to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our Public Shareholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third-party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. We are not aware of any product or service providers who have not or will not provide such waiver other than the underwriters of our IPO and our independent registered public accounting firm.

Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. Upon redemption of our Public Shares, if we are unable to complete our initial business combination within the prescribed time frame, or upon the exercise of a redemption right in connection with our initial business combination, we will be required to provide for payment of the claims of creditors that were not waived that may be brought against us within the 10 years following redemption. Accordingly, the per-share redemption amount received by Public Shareholders could be less than the $10.00 per share initially held in the Trust Account, due to claims of such creditors.

Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations. We have not asked our Sponsor to reserve for such eventuality. We believe the likelihood of our Sponsor having to indemnify the Trust Account is limited because we have and will continue to endeavor to have all vendors and prospective target businesses as well as other entities execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Our independent directors may decide not to enforce the indemnification obligations of our Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to our Public Shareholders.

In the event that the proceeds in the Trust Account are reduced below (1) $10.00 per Public Share or (2) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, and our Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be substantially less than $10.00 per share.

If, after we distribute the proceeds in the Trust Account to our Public Shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover such proceeds, and the members of our board of directors may be viewed as having breached their fiduciary duties to our creditors, thereby exposing the members of our board of directors and us to claims of punitive damages.

If, after we distribute the proceeds in the Trust Account to our Public Shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as a voidable performance. As a result, a liquidator could seek to recover all amounts received by our shareholders. In addition, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith by paying Public Shareholders from the Trust Account prior to addressing the claims of creditors, thereby exposing itself and us to claims of punitive damages.

If, before distributing the proceeds in the Trust Account to our Public Shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our shareholders and the per-share amount that would otherwise be received by our shareholders in connection with our liquidation may be reduced.

If, before distributing the proceeds in the Trust Account to our Public Shareholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by our shareholders in connection with our liquidation may be reduced.

Our shareholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.

If we are forced to enter into an insolvent liquidation, any distributions received by shareholders could be viewed as an unlawful payment if it was proved that immediately following the date on which the distribution was made, we were unable to pay our debts as they fall due in the ordinary course of business. As a result, a liquidator could seek to recover some or all amounts received by our shareholders. Furthermore, our directors may be viewed as having breached their fiduciary duties to us or our creditors and/or may have acted in bad faith, and thereby exposing themselves and us to claims, by paying Public Shareholders from the Trust Account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons. We and our directors and officers who knowingly and willfully authorized or permitted any distribution to be paid out of our share premium account while we were unable to pay our debts as they fall due in the ordinary course of business would be guilty of an offence and may be liable to a fine of up to approximately $15,000 and to imprisonment for five years in the Cayman Islands.

Our directors have potential conflicts of interest in recommending that shareholders vote in favor of approval of the Cayman Proposals and approval of the other Proposals described in this proxy statement/prospectus.

When considering our board of directors’ recommendation that our shareholders vote in favor of the approval of the Cayman Proposals, our shareholders should be aware that certain of our directors and the executive officers have interests in the Business Combination that may be different from, or in addition to, the interests of our shareholders. These interests include:

•

the beneficial ownership of Replay’s Sponsor and certain of Replay’s directors of an aggregate of 7,187,500 Founder Shares, which shares would become worthless if Replay does not complete a business combination within the applicable time period, as Replay’s Initial Shareholders have waived any right to redemption with respect to these shares. Such shares have an aggregate market value of approximately $73 million based on the closing price of Ordinary Shares of $10.19 on NYSE on January 28, 2021, the record date for the general meeting of shareholders;

•	Replay’s directors will be reimbursed for any out-of-pocket expenses incurred by them on Replay’s behalf incident to identifying, investigating and consummating a business combination; and

•

the continued indemnification and advancement of expenses of current directors and officers of Replay and the continuation of directors’ and officers’ liability insurance after the Business Combination.

These interests may influence our directors in making their recommendation that you vote in favor of the Cayman Proposals, and the transactions contemplated thereby.

The exercise of discretion by our directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the Transaction Agreement may result in a conflict of interest when determining whether such changes to the terms of the Transaction Agreement or waivers of conditions are appropriate and in the best interests of our shareholders.

In the period leading up to the Closing, other events may occur that, pursuant to the Transaction Agreement, would require us to agree to amend the Transaction Agreement, to consent to certain actions or to waive rights that we are entitled to under those agreements. Such events could arise because of changes in the course of FoA’s business, a request by FoA to undertake actions that would otherwise be prohibited by the terms of the Transaction Agreement or the occurrence of other events that would have a material adverse effect on FoA’s business and would entitle us to terminate the Transaction Agreement. In any of such circumstances, it would be in our discretion, acting through our board of directors, to grant our consent or waive our rights. The existence of the financial and personal interests of the directors described elsewhere in this proxy statement/prospectus may result in a conflict of interest on the part of one or more of the directors between what he may believe is best for us and our shareholders and what he may believe is best for himself or his affiliates in determining whether or not to take the requested action. As of the date of this proxy statement/prospectus, we do not believe there will be any changes or waivers that our directors and officers would be likely to make after shareholder approval of the Business Combination has been obtained. While certain changes could be made without further shareholder approval, if there is a change to the terms of the transaction that would have a material impact on the shareholders, we will be required to circulate a new or amended proxy statement/prospectus or supplement thereto and resolicit the vote of our shareholders with respect to the Cayman Proposals.

There may be sales of a substantial amount of New Pubco Class A Common Stock after the Business Combination by Replay’s shareholders and/or FoA’s current owners, and these sales could cause the price of New Pubco’s securities to fall.

Of our issued and outstanding Ordinary Shares that were issued prior to the Business Combination, all will be freely transferable, except for any shares held by our “affiliates,” as that term is defined in Rule 144 under the Securities Act. Following completion of the Business Combination, we expect that approximately 68.4% of the outstanding New Pubco Class A Common Stock will be held by entities affiliated with New Pubco and its executive officers and directors , assuming no redemptions by Replay’s Public Shareholders and the exchange of all FoA Units by the Continuing Unitholders.

After the Business Combination and pursuant to the Registration Rights Agreement, certain shareholders will be entitled to demand that New Pubco registers the resale of their securities subject to certain minimum requirements. These shareholders will also have certain “piggyback” registration rights with respect to registration statements filed subsequent to the Business Combination.

Upon effectiveness of any registration statement we file pursuant to the Registration Rights Agreement, and upon the expiration of the lockup periods applicable to the parties to the Registration Rights Agreement, these parties may sell large amounts of our Ordinary Shares in the open market or in privately negotiated transactions, which could have the effect of increasing the volatility in the share price of our Ordinary Shares or putting significant downward pressure on the price of our Ordinary Shares.

Sales of substantial amounts of our Ordinary Shares in the public market after the Business Combination, or the perception that such sales will occur, could adversely affect the market price of our Ordinary Shares and make it difficult for us to raise funds through securities offerings in the future.

We may amend the terms of the Warrants in a manner that may be adverse to holders with the approval by the holders of at least a majority of the then outstanding Public Warrants.

Our Warrants are issued in registered form under the Warrant Agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The Warrant Agreement provides that the terms of the Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least a majority of the then outstanding Public Warrants to make any change that adversely affects the interests of the registered holders. Accordingly, we may amend the terms of the Warrants in a manner adverse to a holder if holders of at least a majority of the then outstanding Public Warrants approve of such amendment. Although our ability to amend the terms of the Warrants with the consent of at least the majority of the then outstanding Public Warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the Warrants, shorten the exercise period or decrease the number of shares of our Ordinary Shares purchasable upon exercise of a Warrant.

We may redeem your unexpired Warrants prior to their exercise at a time that is disadvantageous to you, thereby making your Warrants worthless.

We have the ability to redeem outstanding Warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per Warrant; provided that the last reported sales price of our Ordinary Shares equals or exceeds $18.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date we send the notice of such redemption to the Warrant holders. If and when the Warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding Warrants could force you (i) to exercise your Warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) to sell your Warrants at the then-current market price when you might otherwise wish to hold your

Warrants or (iii) to accept the nominal redemption price which, at the time the outstanding Warrants are called for redemption, is likely to be substantially less than the market value of your Warrants. In addition, we may redeem your Warrants after they become exercisable for a number of Ordinary Shares determined based on the redemption date and the fair market value of our Ordinary Shares. Any such redemption may have similar consequences to a cash redemption described above. In addition, such redemption may occur at a time when the Warrants are “out-of-the-money,” in which case you would lose any potential embedded value from a subsequent increase in the value of the Ordinary Shares had your Warrants remained outstanding.

In addition, we may redeem your Warrants after they become exercisable for a number of Ordinary Shares determined based on the redemption date and the fair market value of our Ordinary Shares. Any such redemption may have similar consequences to a cash redemption described above. In addition, such redemption may occur at a time when the Warrants are “out-of-the-money,” in which case you would lose any potential embedded value from a subsequent increase in the value of the Ordinary Shares had your Warrants remained outstanding. None of the Private Placement Warrants will be redeemable by us so long as they are held by our Sponsor or its permitted transferees.

Our Warrants may have an adverse effect on the market price of our Ordinary Shares.

We have issued Warrants to purchase 14,375,000 shares of our Ordinary Shares as part of the Units offered in our IPO and, simultaneously with the closing of our IPO, we issued in a private placement an aggregate of 7,750,000 Private Placement Warrants, each exercisable to purchase one Ordinary Share at $11.50 per share. To the extent such Warrants are exercised, additional shares of our Ordinary Shares will be issued, which will result in dilution to our shareholders and increase the number of Ordinary Shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market or the fact that such Warrants may be exercised could adversely affect the market price of our Ordinary Shares.

Because each Unit contains one-half of one Warrant and only a whole Warrant may be exercised, the Units may be worth less than Units of other blank check companies.

Each Unit contains one-half of one Warrant. Pursuant to the Warrant Agreement, no fractional Warrants will be issued upon separation of the Units, and only whole Units will trade. This is different from other offerings similar to ours whose units include one ordinary share and one whole warrant to purchase one share. We have established the components of the Units in this way in order to reduce the dilutive effect of the Warrants upon completion of a business combination since the Warrants will be exercisable in the aggregate for a half of the number of shares compared to units that each contain a whole warrant to purchase one share. Nevertheless, this unit structure may cause our Units to be worth less than if they included a warrant to purchase one whole share.

Because we have no current plans to pay cash dividends on our Ordinary Shares for the foreseeable future, you may not receive any return on investment unless you sell your Ordinary Shares for a price greater than that which you paid for it.

We may retain future earnings, if any, for future operations, expansion and debt repayment and have no current plans to pay any cash dividends for the foreseeable future. Any decision to declare and pay dividends as a public company in the future will be made at the discretion of our board of directors and will depend on, among other things, our results of operations, financial condition, cash requirements, contractual restrictions and other factors that our board of directors may deem relevant. In addition, our ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness we or our subsidiaries incur. As a result, you may not receive any return on an investment in our Ordinary Shares unless you sell our Ordinary Shares for a price greater than that which you paid for it. See the section entitled “Price Range of Securities and Dividends—Dividends.”

The Principal Stockholders will control New Pubco following the Business Combination and their interests may conflict with New Pubco’s or yours in the future.

Immediately following the Business Combination, the Principal Stockholders will beneficially own approximately 66.6% of the combined voting power of New Pubco’s Class A Common Stock and Class B Common Stock, assuming no redemptions by Replay’s Public Shareholders. Moreover, New Pubco will agree to nominate to our board individuals designated by the Principal Stockholders in accordance with the Stockholders Agreement New Pubco intends to enter into in connection with this offering. The Principal Stockholders will retain the right to designate directors subject to the maintenance of certain ownership requirements in us. See “Certain Agreements Related to the Business Combination—Stockholders Agreement.” Even when the Principal Stockholders cease to own shares of New Pubco stock representing a majority of the total voting power, for so long as the Principal Stockholders continue to own a significant percentage of New Pubco stock, they will still be able to significantly influence or effectively control the composition of the New Pubco Board and the approval of actions requiring stockholder approval through their voting power. Accordingly, for such period of time, the Principal Stockholders will have significant influence with respect to New Pubco’s management, business plans and policies, including the appointment and removal of New Pubco’s officers. In particular, for so long as the Principal Stockholders continue to own a significant percentage of New Pubco’s stock, the Principal Stockholders will be able to cause or prevent a change of control of New Pubco or a change in the composition of the New Pubco Board and could preclude any unsolicited acquisition of New Pubco. The concentration of ownership could deprive you of an opportunity to receive a premium for your shares of Class A Common Stock as part of a sale of New Pubco and ultimately might affect the market price of the Class A Common Stock.

In addition, immediately following the Business Combination, the Principal Stockholders will own 56.7% of the FoA Units, assuming no redemptions by Replay’s Public Shareholders. Because they hold ownership interests directly in FoA, the Principal Stockholders may have conflicting interests with holders of shares of the Class A Common Stock. For example, if FoA makes distributions to New Pubco, the Principal Stockholders will also be entitled to receive such distributions pro rata in accordance with the percentages of their respective membership interests in FoA and their preferences as to the timing and amount of any such distributions may differ from those of New Pubco’s public stockholders. The Principal Stockholders may also have different tax positions from us which could influence their decisions regarding whether and when to dispose of assets, especially in light of the existence of the Tax Receivable Agreement that we will enter into in connection with this offering, whether and when to incur new or refinance existing indebtedness, and whether and when New Pubco should terminate the Tax Receivable Agreements and accelerate its obligations thereunder. In addition, the structuring of future transactions may take into consideration the Principal Stockholders’ tax or other considerations even where no similar benefit would accrue to New Pubco. See “Certain Agreements Related to the Business Combination—Tax Receivable Agreements.”

The Proposed Charter will not limit the ability of the Principal Stockholders to compete with New Pubco and they may have investments in businesses whose interests conflict with New Pubco.

The Principal Stockholders and their respective affiliates engage in a broad spectrum of activities, including investments in businesses that may compete with New Pubco. In the ordinary course of their business activities, the Principal Stockholders and their respective affiliates may engage in activities where their interests conflict with New Pubco’s interests or those of its stockholders. The Proposed Charter provides that none of the Principal Stockholders or any of their respective affiliates or any of New Pubco’s directors who are not employed by New Pubco (including any non-employee director who serves as one of New Pubco’s officers in both his or her director and officer capacities) or his or her affiliates will have any duty to refrain from engaging, directly or indirectly, in the same business activities or similar business activities or lines of business in which New Pubco operates. See “Description of Securities—Conflicts of Interest.” The Principal Stockholders and their respective affiliates also may pursue acquisition opportunities that may be complementary to New Pubco’s business, and, as a result, those acquisition opportunities may not be available to New Pubco. In addition, the Principal Stockholders may have an interest in New Pubco pursuing acquisitions, divestitures and other transactions that, in their judgment, could enhance their investment, even though such transactions might involve risks to New Pubco and its stockholders.

Anti-takeover provisions under Delaware law could make an acquisition of New Pubco, which may be beneficial to New Pubco’s stockholders, more difficult and may prevent attempts by New Pubco’s stockholders to replace or remove New Pubco’s management.

New Pubco is incorporated in Delaware. The Proposed Charter and the Proposed Bylaws that will become effective immediately prior to the consummation of this offering will contain provisions that may make the merger or acquisition of New Pubco more difficult without the approval of the New Pubco Board. Among other things, these provisions:

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provide that subject to the rights of the holders of any preferred stock and the rights granted pursuant to the Stockholders Agreement, vacancies and newly created directorships may be filled only by the remaining directors at any time the Principal Stockholders beneficially own less than 30% of the total voting power of all then outstanding shares of New Pubco’s capital stock entitled to vote generally in the election of directors;

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would allow New Pubco to authorize the issuance of shares of one or more series of preferred stock, including in connection with a stockholder rights plan, financing transactions or otherwise, the terms of which series may be established and the shares of which may be issued without stockholder approval, and which may include super voting, special approval, dividend, or other rights or preferences superior to the rights of the holders of common stock;

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prohibit stockholder action by written consent from and after the date on which the Principal Stockholders beneficially own at least 30% of the total voting power of all then outstanding shares of New Pubco’s capital stock entitled to vote generally in the election of directors unless such action is recommended by all directors then in office;

•	provide for certain limitations on convening special stockholder meetings; and

•	establish advance notice requirements for nominations for elections to our board or for proposing matters that can be acted upon by stockholders at stockholder meetings.

Further, as a Delaware corporation, New Pubco will also be subject to provisions of Delaware law, which may impede or discourage a takeover attempt that New Pubco’s stockholders may find beneficial. These anti-takeover provisions and other provisions under Delaware law could discourage, delay or prevent a transaction involving a change in control of New Pubco, including actions that New Pubco’s stockholders may deem advantageous, or negatively affect the trading price of the Class A Common Stock. These provisions could also discourage proxy contests and make it more difficult for you and other stockholders to elect directors of your choosing and to cause New Pubco to take other corporate actions you desire. For further discussion of these and other such anti-takeover provisions, see “Description of Securities—Certain Anti-Takeover Provisions of Our Proposed Charter and Proposed Bylaws.”

The Proposed Charter will designate the Court of Chancery of the State of Delaware or the federal district courts of the United States of America, as applicable, as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by New Pubco’s stockholders, which could limit New Pubco’s stockholders’ ability to obtain a favorable judicial forum for disputes with New Pubco or New Pubco’s directors, officers or other employees.

The Proposed Charter will provide that, unless New Pubco consents to the selection of an alternative forum, the Court of Chancery of the State of Delaware will, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on our behalf; (ii) any action asserting a breach of fiduciary duty owed by any current or former director, officer, stockholder or employee of New Pubco to New Pubco or its stockholders; (iii) any action asserting a claim against New Pubco arising under the DGCL, the Proposed Organizational Documents or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; or (iv) any action asserting a claim against New Pubco that is governed by the internal affairs doctrine.

The Proposed Charter further will provide that, unless New Pubco consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States, including the Securities Act and the Exchange Act and, in each case, the applicable rules and regulations promulgated thereunder.

Any person or entity purchasing or otherwise acquiring any interest in any shares of New Pubco’s capital stock shall be deemed to have notice of and to have consented to the forum provision in the Proposed Charter. This choice-of-forum provision may limit a stockholder’s ability to bring a claim in a different judicial forum, including one that it may find favorable or convenient for a specified class of disputes with New Pubco or New Pubco’s directors, officers, other stockholders or employees, which may discourage such lawsuits. Alternatively, if a court were to find this provision of the Proposed Charter inapplicable or unenforceable with respect to one or more of the specified types of actions or proceedings, New Pubco may incur additional costs associated with resolving such matters in other jurisdictions, which could materially and adversely affect New Pubco’s business, financial condition and results of operations and result in a diversion of the time and resources of New Pubco’s management and board of directors.

The Replay LLCA, if approved, will designate the Court of Chancery of the State of Delaware or, if such court lacks jurisdiction, the state or federal courts in the State of Delaware and any appellate court thereof, as applicable, as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by Replay Acquisition LLC’s members, which could limit Replay Acquisition LLC’s members’ ability to obtain a favorable judicial forum for disputes with Replay Acquisition LLC or Replay Acquisition LLC’s managers, officers or other employees.

As permitted by the DLLCA, the Replay LLCA, if approved, will provide that each member of Replay submits, to the fullest extent permitted by applicable law, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks jurisdiction, the state or federal courts in the State of Delaware and any appellate court thereof, in any action or proceeding arising out of or relating to the Replay LLCA or the business of Replay (including any claim arising under the internal affairs doctrine). This provision of the Replay LLCA does not provide exclusive jurisdiction to the Court of Chancery of the State of Delaware or any other state court in the State of Delaware where such court does not have jurisdiction, such as actions or proceedings brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder (which actions or proceedings we understand must be brought in federal courts under Section 27 of the Exchange Act). Also, this provision of the Replay LLCA does not apply to actions or proceedings that do not arise out of or are unrelated to the Replay LLCA or the business of Replay Acquisition LLC (including any claim under the internal affairs doctrine), such as actions or proceedings brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder or the Exchange Act or the rules and regulations thereunder. In connection with the submission to such courts in an appropriate action or proceeding, the Replay LLCA, if approved, will provide that each member of Replay waives any objection to venue in such courts and defense of inconvenient forum to the maintenance of such action or proceeding in such courts, in each case, to the fullest extent permitted by applicable law. Members of Replay Acquisition LLC will not be deemed to have waived compliance with the federal securities laws and the rules and regulations thereunder as a result of the forum selection provisions in the Replay LLCA.

The Replay LLCA, if approved, will include a jury trial waiver that could limit the ability of members of Replay Acquisition LLC to bring or demand a jury trial in any claim or cause of action arising out of or relating to the Replay LLCA, or the business or affairs of Replay Acquisition LLC (including any claim arising under the internal affairs doctrine).

The Replay LLCA, if approved, will contain a provision pursuant to which members of Replay Acquisition LLC waive their respective rights to a trial by jury in any action or proceeding arising out of or relating to the Replay LLCA, or the business or affairs of Replay Acquisition LLC (including any claim arising under the internal affairs doctrine). This jury trial waiver does not apply to any claim or cause of action arising out of or relating to the Securities Act or Exchange Act, and does not apply to shareholders of New Pubco in any claim or cause of action arising out of or relating to New Pubco’s organizational documents, business or affairs.

If Replay Acquisition LLC opposed a jury trial demand based on the jury trial waiver, the appropriate court would determine whether the waiver was enforceable based on the facts and circumstances of that case in accordance with the applicable state and federal law, including in respect of federal securities laws claims.

This waiver of jury trial provision may limit the ability of a member of Replay Acquisition LLC to bring or demand a jury trial in any claim or cause of action arising out of or relating to the Replay LLCA, or the business or affairs of Replay Acquisition LLC (including any claim arising under the internal affairs doctrine), which may discourage lawsuits with respect to such claims. Alternatively, if a court were to find the waiver of jury trial provision contained in the Replay LLCA to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action, which could harm our business, operating results and financial condition.

New Pubco cannot predict the impact its dual class structure may have on the market price of the Class A Common Stock.

New Pubco cannot predict whether its dual class structure will result in a lower or more volatile market price of the Class A Common Stock, in adverse publicity or other adverse consequences. Certain index providers have announced restrictions on including companies with multiple class share structures in certain of their indices. For example, S&P Dow Jones has stated that companies with multiple share classes will not be eligible for inclusion in the S&P Composite 1500 (composed of the S&P 500, S&P MidCap 400 and S&P SmallCap 600), although existing index constituents in July 2017 were grandfathered. Under the announced policies, New Pubco’s dual class capital structure would make it ineligible for inclusion in any of these indices. Given the sustained flow of investment funds into passive strategies that seek to track certain indices, exclusion from stock indices would likely preclude investment by many of these funds and could make the Class A Common Stock less attractive to other investors. As a result, the market price of the Class A Common Stock could be materially adversely affected.

New Pubco is a holding company and its only material asset after the Business Combination will be its interest in FoA, and it is accordingly dependent upon distributions from FoA to pay taxes, make payments under the Tax Receivable Agreements and pay dividends.

New Pubco will be a holding company and will have no material assets other than its direct and/or indirect ownership of FoA Units. New Pubco has no independent means of generating revenue. FoA intends to make distributions to the holders of FoA Units, including New Pubco and the Principal Stockholders, in an amount sufficient to cover all applicable taxes at assumed tax rates, payments under the Tax Receivable Agreements and dividends, if any, declared by it. Deterioration in the financial condition, earnings or cash flow of New Pubco and its subsidiaries for any reason could limit or impair their ability to pay such distributions. Additionally, to the extent that New Pubco needs funds, and FoA is restricted from making such distributions under applicable law or regulation or under the terms of New Pubco’s financing arrangements, or is otherwise unable to provide such funds, such restriction could materially adversely affect New Pubco’s liquidity and financial condition.

It is anticipated that FoA will continue to be treated as a partnership for U.S. federal income tax purposes and, as such, generally will not be subject to any entity-level U.S. federal income tax. Instead, taxable income will be allocated to holders of FoA Units, including New Pubco. Accordingly, New Pubco will be required to pay income taxes on its allocable share of any net taxable income of FoA. Legislation that is effective for taxable years beginning after December 31, 2017 may impute liability for adjustments to a partnership’s tax return to the partnership itself in certain circumstances, absent an election to the contrary. FoA may be subject to material liabilities pursuant to this legislation and related guidance if, for example, its calculations of taxable income are incorrect. In addition, the income taxes on New Pubco’s allocable share of FoA’s net taxable income will increase over time as the Continuing Unitholders exchange their FoA Units for shares of New Pubco Class A Common Stock. Such increase in New Pubco’s tax expenses may have an adverse effect on New Pubco’s business, results of operations and financial condition.

Under the terms of the A&R LLC Agreement, FoA is obligated to make tax distributions to holders of FoA Units (including New Pubco) at certain assumed tax rates. These tax distributions may in certain periods exceed New Pubco’s tax liabilities and obligations to make payments under the Tax Receivable Agreements. The New Pubco Board, in its sole discretion, will make any determination from time to time with respect to the use of any such excess cash so accumulated, which may include, among other uses, acquiring additional newly issued FoA Units from FoA at a per unit price determined by reference to the market value of the Class A Common Stock; paying dividends, which may include special dividends, on its Class A Common Stock; funding repurchases of Class A Common Stock; or any combination of the foregoing. New Pubco will have no obligation to distribute such cash (or other available cash other than any declared dividend) to its stockholders. To the extent that New Pubco does not distribute such excess cash as dividends on its Class A Common Stock or otherwise undertake ameliorative actions between FoA Units and shares of Class A Common Stock and instead, for example, hold such cash balances, the Continuing Unitholders may benefit from any value attributable to such cash balances as a result of their ownership of Class A Common Stock following a redemption or exchange of their FoA Units, notwithstanding that the Continuing Unitholders may previously have participated as holders of FoA Units in distributions by FoA that resulted in such excess cash balances at New Pubco. See “Certain Agreements Related to the Business Combination—Amended and Restated Limited Liability Company Agreement.”

Payments of dividends, if any, will be at the discretion of the New Pubco Board after taking into account various factors, including its business, operating results and financial condition, current and anticipated cash needs, plans for expansion and any legal or contractual limitations on its ability to pay dividends. FoA’s existing financing arrangements include and any financing arrangement that New Pubco enters into in the future may include restrictive covenants that limit its ability to pay dividends. In addition, FoA is generally prohibited under Delaware law from making a distribution to a member to the extent that, at the time of the distribution, after giving effect to the distribution, liabilities of FoA (with certain exceptions) exceed the fair value of its assets. Subsidiaries of FoA are generally subject to similar legal limitations on their ability to make distributions to FoA.

New Pubco will be required to make payments under the Tax Receivable Agreements for certain tax benefits New Pubco may claim, and the amounts of such payments could be significant.

In connection with the Business Combination, concurrently with the Closing, New Pubco will enter into a Tax Receivable Agreement with certain funds affiliated with Blackstone (the “Blackstone Tax Receivable Agreement”) and a Tax Receivable Agreement with certain other members of FoA (the “FoA Tax Receivable Agreement,” and collectively with the Blackstone Tax Receivable Agreement, the “Tax Receivable Agreements”). The Tax Receivable Agreements generally provide for the payment by New Pubco to certain owners of FoA prior to the Business Combination (the “TRA Parties”) of 85% of the cash tax benefits, if any, that New Pubco is deemed to realize (calculated using certain simplifying assumptions) as a result of (i) tax basis adjustments as a result of sales and exchanges of units in connection with or following the Business Combination and certain distributions with respect to units, (ii) New Pubco’s utilization of certain tax attributes attributable to Blocker or the Blocker Shareholders, and (iii) certain other tax benefits related to entering into the Tax Receivable Agreements, including tax benefits attributable to making payments under the Tax Receivable Agreements. New Pubco will generally retain the benefit of the remaining 15% of these cash tax benefits.

Estimating the amount of payments that may be made under the Tax Receivable Agreements is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The anticipated tax basis adjustments, as well as the amount and timing of any payments under the Tax Receivable Agreements, will vary depending upon a number of factors, including the timing of exchanges, the price of shares of New Pubco’s Class A Common Stock at the time of the exchange, the extent to which such exchanges are taxable, the amount of tax attributes, changes in tax rates and the amount and timing of New Pubco’s income. As a result of the size of the anticipated tax basis adjustment of the tangible and intangible assets of FoA and New Pubco’s possible utilization of certain tax attributes, the payments that New Pubco may make under the Tax Receivable Agreements are expected to be substantial. See “Proposal No. 1—The Cayman Proposals—Certain Agreements Related to the Business Combination—Tax Receivable Agreements.”

In certain cases, payments under the Tax Receivable Agreements may be accelerated and/or significantly exceed the actual benefits, if any, New Pubco realizes in respect of the tax attributes subject to the Tax Receivable Agreements.

The Tax Receivable Agreements provide that if New Pubco exercises its right to terminate the Tax Receivable Agreements or in the case of a change in control of New Pubco or a material breach of New Pubco’s obligations under either the Blackstone Tax Receivable Agreement or the FoA Tax Receivable Agreement, all obligations under the Tax Receivable Agreements will be accelerated and New Pubco will be required to make a payment to the TRA Parties in an amount equal to the present value of future payments under the Tax Receivable Agreements.

The amount due and payable in those circumstances is determined based on certain assumptions, including an assumption that any FoA Units that have not been exchanged are deemed exchange for the market value of Class A Common Stock at the time of the termination or the change of control and an assumption New Pubco would have sufficient taxable income to fully utilize all potential future tax benefits that are subject to the Tax Receivable Agreements.

As a result of the foregoing, (i) New Pubco could be required to make cash payments to the TRA Parties that are greater than the specified percentage of the actual benefits New Pubco ultimately realizes in respect of the tax benefits that are subject to the Tax Receivable Agreements, and (ii) New Pubco would be required to make a cash payment equal to the present value of the anticipated future tax benefits that are the subject of the Tax Receivable Agreements, which payment may be made significantly in advance of the actual realization, if any, of such future tax benefits. In these situations, New Pubco’s obligations under the Tax Receivable Agreements could have a substantial negative impact on its liquidity and could have the effect of delaying, deferring or preventing certain mergers, asset sales, other forms of business combination, or other changes of control due to the additional transaction costs a potential acquirer may attribute to satisfying such obligations. New Pubco may need to incur additional debt to finance payments under the Tax Receivable Agreements to the extent its cash resources are insufficient to meet its obligations under the Tax Receivable Agreements as a result of timing discrepancies or otherwise. There can be no assurance that New Pubco will be able to finance its obligations under the Tax Receivable Agreements.

New Pubco will not be reimbursed for any payments made to the TRA Parties under the Tax Receivable Agreements in the event that any tax benefits are disallowed.

New Pubco will not be reimbursed for any cash payments previously made to the TRA Parties pursuant to the Tax Receivable Agreements if any tax benefits initially claimed by New Pubco are subsequently challenged by a taxing authority and are ultimately disallowed. Instead, any excess cash payments made by New Pubco to a TRA Party will be netted against any future cash payments that New Pubco might otherwise be required to make under the terms of the Tax Receivable Agreements. However, a challenge to any tax benefits initially claimed by New Pubco may not arise for a number of years following the initial time of such payment or, even if challenged early, such excess cash payment may be greater than the amount of future cash payments that New Pubco might otherwise be required to make under the terms of the Tax Receivable Agreements and, as a result, there might not be future cash payments from which to net against. The applicable U.S. federal income tax rules are complex and factual in nature, and there can be no assurance that the Internal Revenue Service (the “IRS”) or a court will not disagree with New Pubco’s tax reporting positions. As a result, it is possible that New Pubco could make cash payments under the Tax Receivable Agreements that are substantially greater than its actual cash tax savings. See “Proposal No. 1—The Cayman Proposals—Certain Agreements Related to the Business Combination—Tax Receivable Agreements” for a discussion of the Tax Receivable Agreements and the related likely benefits to be realized by New Pubco and the TRA Parties.

Certain of the TRA Parties have substantial control over New Pubco, and their interests, along with the interests of other TRA Parties, in New Pubco’s business may conflict with yours.

The TRA Parties may receive payments from New Pubco under the Tax Receivable Agreements upon any redemption or exchange of their units, including the issuance of shares of Class A Common Stock upon any such redemption or exchange. As a result, the interests of the TRA Parties may conflict with the interests of holders of Class A Common Stock. For example, the TRA Parties may have different tax positions from New Pubco which could influence their decisions regarding whether and when to dispose of assets, whether and when to incur new or refinance existing indebtedness, especially in light of the existence of the Tax Receivable Agreements, and whether and when New Pubco should terminate the Tax Receivable Agreements and accelerate its obligations thereunder. In addition, the structuring of future transactions may take into consideration tax or other considerations of TRA Parties even in situations where no similar considerations are relevant to New Pubco. See “Proposal No. 1—The Cayman Proposals—Certain Agreements Related to the Business Combination—Tax Receivable Agreements” for a discussion of the Tax Receivable Agreements and the related likely benefits to be realized by New Pubco and the TRA Parties.

If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about New Pubco, its business, or its market, or if they change their recommendations regarding New Pubco’s securities adversely, the price and trading volume of New Pubco’s securities could decline.

The trading market for New Pubco’s securities will be influenced by the research and reports that industry or securities analysts may publish about New Pubco, its business, market or competitors. Securities and industry analysts do not currently, and may never, publish research on New Pubco. If no securities or industry analysts commence coverage of New Pubco, New Pubco’s share price and trading volume would likely be negatively impacted. If any of the analysts who may cover New Pubco change their recommendation regarding New Pubco’s securities adversely, or provide more favorable relative recommendations about New Pubco’s competitors, the price of New Pubco’s securities would likely decline. If any analyst who may cover New Pubco were to cease coverage of New Pubco or fail to regularly publish reports on it, New Pubco could lose visibility in the financial markets, which in turn could cause its share price or trading volume to decline.

As a result of the application of business combination accounting in connection with the Business Combination, the historical consolidated financial statements of FoA presented in this proxy statement/prospectus are not necessarily indicative of New Pubco’s future results of operations, financial position and cash flows, and in the future New Pubco may need to recognize impairment charges related to goodwill, identified intangible assets and fixed assets that are adjusted to fair value.

The Business Combination may be accounted for as a business combination using the acquisition method of accounting. Accordingly, the assets and liabilities of FoA would be recorded at their fair values at the date of the consummation of the Business Combination, with any excess of the purchase price over the estimated fair value recorded as goodwill. These fair value adjustments may result in substantial balances of goodwill and identified intangible assets. The application of business combination accounting requires the use of significant estimates and assumptions.

As a result of the application of business combination accounting in connection with the Business Combination, the historical consolidated financial statements of FoA presented in this proxy statement/prospectus are not necessarily indicative of New Pubco’s future results of operations, financial position and cash flows. For example, increased tangible and intangible assets resulting from adjusting the basis of tangible and intangible assets to their fair value would result in increased depreciation and amortization expense in the periods following the consummation of the Business Combination. Additionally, New Pubco will be required to test goodwill and any other intangible assets with an indefinite life for possible impairment on an annual basis and on an interim basis if there are indicators of a possible impairment. New Pubco will also be required to evaluate amortizable intangible assets and fixed assets for impairment if there are indicators of a possible impairment. There is significant judgment required in the analysis of a potential impairment of goodwill, identified intangible assets and fixed assets. If, as a result of a general economic slowdown, deterioration in one or more of the markets in which FoA operates or impairment in FoA’s financial performance and/or future outlook, the estimated fair value of New Pubco’s long- lived assets decreases, New Pubco may determine that one or more of its long-lived assets is impaired. An impairment charge would be determined based on the estimated fair value of the assets and any such impairment charge could have a material adverse effect on New Pubco’s business, financial condition and results of operations.

You may be diluted by the future issuance of additional Class A Common Stock or FoA Units in connection with New Pubco’s incentive plans, acquisitions or otherwise.

After the consummation of the Business Combination New Pubco will have 5,916,485,461 shares of Class A Common Stock authorized but unissued, including 111,943,961 shares of Class A Common Stock issuable upon exchange of FoA Units that will be held by the Continuing Unitholders and 14,375,000 shares of Class A Common Stock issuable upon exercise of the Warrants. The Proposed Charter authorizes New Pubco to issue these shares of Class A Common Stock and options, rights, warrants and appreciation rights relating to Class A Common Stock for the consideration and on the terms and conditions established by New Pubco’s Board in its sole discretion, whether in connection with acquisitions or otherwise. Similarly, the A&R LLC Agreement permits FoA to issue an unlimited number of additional limited liability company interests of FoA with designations, preferences, rights, powers and duties that are different from, and may be senior to, those applicable to the FoA Units, and which may be exchangeable for shares of Class A Common Stock. Additionally, New Pubco has reserved an aggregate of 23,769,904 shares of Class A Common Stock and FoA Units for issuance under the Incentive Plan. Any Class A Common Stock that New Pubco issues, including under the Incentive Plan or other equity incentive plans that we may adopt in the future, would dilute the percentage ownership held by the investors who own shares of Class A Common Stock following the consummation of the Business Combination.

New Pubco may issue preferred stock whose terms could materially adversely affect the voting power or value of its Class A Common Stock.

The Proposed Charter will authorize New Pubco to issue, without the approval of its stockholders, one or more classes or series of preferred stock having such designations, preferences, limitations and relative rights, including preferences over New Pubco’s Class A Common Stock respecting dividends and distributions, as the Board may determine. The terms of one or more classes or series of preferred stock could adversely impact the voting power or value of the Class A Common Stock. For example, New Pubco might grant holders of preferred stock the right to elect some number of New Pubco’s directors in all events or on the happening of specified events or the right to veto specified transactions. Similarly, the repurchase or redemption rights or liquidation preferences New Pubco might assign to holders of preferred stock could affect the residual value of the Class A Common Stock.

Risks Related to Taxation

Our change in classification to a U.S. domestic corporation for U.S. federal income tax purposes may result in adverse tax consequences for you.

We will become a U.S. domestic corporation for U.S. federal income tax purposes as a result of the Domestication. If you are a U.S. holder (as defined in the section entitled “Certain U.S. Federal Income Tax Considerations”) of Ordinary Shares, you may be subject to U.S. federal income tax as a result of Domestication. If you are a non-U.S. holder (as defined in the section entitled “Certain U.S. Federal Income Tax Considerations”) of Ordinary Shares or Warrants, you may become subject to withholding tax on any dividends paid on the Ordinary Shares subsequent to the Domestication.

As described in more detail in the section entitled “Certain U.S. Federal Income Tax Considerations” below, the Domestication is intended to qualify as a tax-free reorganization. Assuming the Domestication qualifies as a tax-free reorganization. U.S. holders will be subject to Section 367 of the Code which imposes income tax on certain United States persons in connection with transactions that would otherwise be tax-free.

If you are a U.S. holder who owns (directly, indirectly, or constructively) Ordinary Shares with a fair market value of $50,000 or more, but less than 10% of the total combined voting power of all classes of our shares entitled to vote (and less than 10% of the total value of all classes of our shares) at the time we become taxable as a U.S. domestic corporation, you must generally recognize gain (but not loss) with respect to such Ordinary Shares, even if you continue to hold your stock and have not received any cash as a result of the Domestication. As an alternative to recognizing gain, however, such U.S. holder may elect to include in income the “all earnings and profits amount,” as the term is defined in Treasury Regulation Section 1.367(b)-2(d), attributable to its Ordinary Shares. We expect to have earnings and profits through the date of the Domestication.

If a U.S. holder owns (directly, indirectly, or constructively) Ordinary Shares representing 10% or more of the total combined voting power of all classes of our shares entitled to vote or 10% or more of the total value of all classes of our shares at the time we become taxable as a U.S. domestic corporation, such U.S. holder will be required to include in income the “all earnings and profits amount” attributable to its Ordinary Shares. Complex attribution rules apply in determining whether a U.S. holder owns 10% or more (by vote or value) of our shares for U.S. federal tax purposes.

If you are a U.S. holder who on the date of the Domestication who owns (directly, indirectly, or constructively) Ordinary Shares with a fair market value less than $50,000, you should not be required to recognize any gain or loss in connection with the Domestication, and generally should not be required to include any part of the all earnings and profits amount in income.

If we are a passive foreign investment company (“PFIC”) at any time during a U.S. holder’s holding period of Ordinary Shares, such U.S. holder may be required to recognize gain in connection with Domestication and be subject to complex rules applicable to a shareholder of a PFIC. We believe that we have been a PFIC since our inception. The determination of whether a non-U.S. corporation is a PFIC is primarily factual and there is little administrative or judicial authority on which to rely to make a determination.

EACH U.S. HOLDER IS STRONGLY URGED TO CONSULT ITS OWN TAX ADVISOR.

For a more detailed description of the material U.S. federal income tax consequences associated with the Domestication, please read the section entitled “Certain U.S. Federal Income Tax Considerations” below. WE STRONGLY URGE YOU TO CONSULT WITH YOUR OWN TAX ADVISOR.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION

Introduction

We are providing the following unaudited pro forma combined consolidated financial information to aid you in your analysis of the financial aspects of the Business Combination. The unaudited pro forma combined consolidated financial information should be read in conjunction with the accompanying notes.

The unaudited pro forma combined consolidated balance sheet as of September 30, 2020 combines the unaudited condensed balance sheet of Replay as of September 30, 2020 with the unaudited consolidated balance sheet of FoA as of September 30, 2020, giving effect to the Business Combination as if it had been consummated on that date.

The unaudited pro forma combined consolidated statement of operations for the nine months ended September 30, 2020 combines the unaudited condensed statement of operations of Replay for the nine months ended September 30, 2020 with the unaudited consolidated statement of operations of FoA for the nine months ended September 30, 2020. The unaudited pro forma combined consolidated statement of operations for the year ended December 31, 2019 combines the audited statement of operations of Replay for the year ended December 31, 2019 with the audited consolidated statement of operations of FoA for the year ended December 31, 2019. The unaudited pro forma combined consolidated statement of operations for the nine months ended September 30, 2020 and the year ended December 31, 2019 give effect to the Business Combination as if it had been consummated on January 1, 2019.

The unaudited pro forma combined consolidated financial information was derived from and should be read in conjunction with the following historical financial statements and the accompanying notes, which are included elsewhere in this proxy statement/prospectus:

•

The historical unaudited condensed financial statements of Replay as of and for the nine months ended September 30, 2020 and the historical audited financial statements of Replay as of and for the year ended December 31, 2019; and

•

The historical unaudited consolidated financial statements of FoA as of and for the nine months ended September 30, 2020 and the historical audited consolidated financial statements of FoA as of and for the year ended December 31, 2019.

The foregoing historical financial statements have been prepared in accordance with GAAP.

The unaudited pro forma combined consolidated financial information should also be read together with “Replay Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “FoA Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other financial information included elsewhere in this proxy statement/prospectus.

Description of the Business Combination

On October 12, 2020, Replay, FoA, New Pubco, Replay Merger Sub, Blocker Merger Sub, Blocker, Blocker GP and the Sellers entered into the Transaction Agreement, pursuant to which Replay agreed to combine with FoA in a series of transactions that will result in New Pubco becoming a publicly-traded company on NYSE and controlling FoA in an “UP-C” structure.

Concurrently with the execution of the Transaction Agreement, Replay and New Pubco entered into the PIPE Agreements with the PIPE Investors, as applicable. In the aggregate, the PIPE Investors have committed to purchase $250.0 million of PIPE Shares, at a purchase price of $10.00 per PIPE Share. The closing of the sale of the PIPE Shares pursuant to the PIPE Agreements is contingent upon, among other customary closing conditions, the substantially concurrent consummation of the Business Combination. The purpose of the sale of the PIPE Shares is to raise additional capital for use in connection with the Business Combination and to meet the minimum cash requirements provided in the Transaction Agreement.

Pursuant to the Business Combination, among other things:

(i) Replay will effect the Domestication, whereby (A) each Ordinary Share outstanding immediately prior to the Domestication will be converted into a Replay LLC Unit and (B) Replay will be governed by the Replay LLCA;

(ii) the Sellers and Blocker GP will sell to Replay FoA Units in exchange for cash;

(iii) the Replay Merger will occur, with each Replay LLC Unit outstanding immediately prior to the effectiveness of the Replay Merger being converted into the right to receive one share of Class A Common Stock;

(iv) Blocker will be converted from a Delaware limited partnership to a Delaware limited liability company;

(v) the Blocker Merger will occur, with each Blocker Share outstanding immediately prior to the effectiveness of the Blocker Merger being converted into the right to receive a combination of shares of Class A Common Stock and cash;

(vi) Blocker GP will contribute its remaining FoA Units to New Pubco in exchange for shares of Class A Common Stock, after which New Pubco will contribute such FoA Units to Blocker; and

(vii) New Pubco will issue to the Continuing Unitholders shares of Class B Common Stock, which will have no economic rights but will entitle each holder of at least one such share (regardless of the number of shares so held) to a number of votes that is equal to the aggregate number of FoA Units held by such holder on all matters on which stockholders of New Pubco are entitled to vote generally.

As a result of the Business Combination, among other things:

(A) New Pubco will indirectly hold (through Replay and Blocker) FoA Units and will have the sole and exclusive right to appoint the board of managers of FoA;

(B) the Sellers will hold (i) FoA Units that are exchangeable on a one-for-one basis for shares of Class A Common Stock and (ii) shares of Class B Common Stock; and

(C) the Continuing Stockholders will, directly or indirectly, hold shares of Class A Common Stock.

As a result of the Business Combination, assuming no redemptions, New Pubco will initially own approximately 41.5% of the economic interest of FoA, but will have 100% of the voting power and will have the right to appoint the board of managers of FoA. Immediately following the completion of the Business Combination, the ownership percentage held by the noncontrolling interest will be approximately 58.5% assuming no redemptions and approximately 64.7% assuming maximum redemptions.

Additionally, in connection with the Business Combination, New Pubco will enter into the Tax Receivable Agreements with the TRA Parties that provides for the payment by New Pubco to the TRA Parties of 85% of the benefits, if any, that New Pubco is deemed to realize (calculated using certain assumptions) as a result of (i) tax basis adjustments that will increase the tax basis of the tangible and intangible assets of New Pubco as a result of sales or exchanges of FoA Units in connection with or after the Business Combination or distributions with respect to the FoA Units prior to or in connection with the Business Combination, (ii) New Pubco’s utilization of certain tax attributes attributable to the Blocker or the Blocker Shareholders, and (iii) certain other tax benefits related to entering into the Tax Receivable Agreements, including tax benefits attributable to payments under the Tax Receivable Agreements. Prior to and following the consummation of the Business Combination the primary asset held by Blocker is an investment in FoA through Class A Units held. All other assets and liabilities held by Blocker are not considered to be significant to New Pubco. See “Certain Agreements Related to the Business Combination—Tax Receivable Agreements” for more information. The computation of the adjustments to the pro forma balance sheet related to deferred tax assets and amounts payable under the Tax Receivable Agreement are complicated and subject to significant judgments, assumptions and uncertainties, which could cause actual results to differ materially from those presented in such pro forma adjustments. For example, any differences in the tax attributes used to measure the deferred tax asset as of the pro forma balance sheet date and the actual tax attributes upon the consummation of the Business Combination could result in the reduction of any deferred tax asset recognized or recognition of a deferred tax liability. Specifically, the amount of net operating losses, if any, that exist upon the consummation of the Business Combination will be impacted by the amount of taxable income through the consummation of the Business Combination.

Accounting for the Business Combination

The Business Combination will be accounted for using the acquisition method with New Pubco as the accounting acquirer. Under the acquisition method of accounting, New Pubco’s assets and liabilities will be recorded at carrying value and the assets and liabilities associated with FoA will be recorded at estimated fair value as of the acquisition date. The excess of the purchase price over the estimated fair values of the net assets acquired, if applicable, will be recognized as goodwill. For accounting purposes, the acquirer is the entity that has obtained control of another entity and, thus, consummated a business combination. The determination of whether control has been obtained begins with the evaluation of whether control should be evaluated based on the variable interest or voting interest model pursuant to ASC Topic 810, Consolidation (“ASC 810”). If the acquiree is a variable interest entity, the primary beneficiary would be the accounting acquirer. FoA meets the definition of a variable interest entity and New Pubco has been determined to be the primary beneficiary.

Other Events

On November 5, 2020, Finance of America Funding LLC, an indirect, wholly owned subsidiary of FoA, issued $350.0 million aggregate principal amount of 7.875% senior unsecured notes due November 15, 2025. FoA used approximately $298.4 million of the net proceeds of the offering to fund a distribution to its owners and the remaining net proceeds, after offering expenses, are being retained for growth and general corporate purposes.

Basis of Pro Forma Presentation

The unaudited pro forma combined consolidated financial information was prepared in accordance with Article 11 of Regulation S-X, using the assumptions set forth in the notes to the unaudited pro forma combined consolidated financial information. The unaudited pro forma combined consolidated financial information has been adjusted to give effect to transaction accounting adjustments reflecting only the application of required accounting to the Business Combination and related transactions linking the effects of the Business Combination and related transactions to the historical financial statements of Replay, which forms the accounting predecessor of New Pubco. The adjustments in the unaudited pro forma combined consolidated financial information have been identified and presented to provide relevant information necessary for an accurate understanding of the combined entity upon consummation of the Business Combination.

The unaudited pro forma combined consolidated financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined consolidated financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined entity will experience.

The unaudited pro forma combined consolidated financial statements are presented in two scenarios: (1) assuming No Redemptions, and (2) assuming Maximum Redemptions. The No Redemptions scenario assumes that no Replay shareholders elect to redeem their Ordinary Shares for a pro rata portion of cash in the Trust Account, and thus the full amount held in the Trust Account as of the balance sheet date is available for the Business Combination. The Maximum Redemptions scenario assumes that Replay shareholders redeem the maximum number of their Ordinary Shares for a pro rata portion of cash in the Trust Account that would still allow Replay to satisfy a condition precedent in the Transaction Agreement that Replay have at least $400 million of available cash at the closing (excluding payment of any deferred underwriting fees and certain permitted transaction expenses of each of FoA and Replay). In both scenarios, the amount of cash available is sufficient to (a) pay the cash consideration to existing FoA owners and (b) pay transaction expenses.

Unaudited Pro Forma Combined Consolidated Balance Sheet

As of September 30, 2020

(in thousands, except share and per share amounts)

	(a) Replay Acquisition Corp. as of September 30, 2020	(b) Finance of America Equity Capital, LLC as of September 30, 2020	(c) Offering and Sale of Senior Notes	Footnote Reference	Assuming No Redemptions			Assuming Maximum Redemptions
					Pro Forma Adjustments (Assuming No Redemptions)	Footnote Reference	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Adjustments (Assuming Maximum Redemptions)	Footnote Reference	Pro Forma Combined (Assuming Maximum Redemptions)
ASSETS
Cash and cash equivalents	$974	$205,444	$338,490	(d)	$—			$—
			(298,448)	(e)	—			—
					(21,386)	(f)		(8,997)	(f)
					8,464	(g)		8,464	(g)
					293,256	(h)		293,256	(h)
					(9,188)	(i)		(9,188)	(i)
					250,000	(j)		250,000	(j)
					(17,166)	(k)		(17,166)	(k)
					(526,794)	(l)		(395,927)	(l)
							223,646	(143,256)	(m)	223,646
Restricted cash	—	308,311	—		—		308,311	—		308,311
Reverse mortgage loans held for investment, subject to HMBS related obligations, at fair value	—	9,811,263	—		—		9,811,263	—		9,811,263
Mortgage loans held for investment, subject to nonrecourse debt, at fair value	—	5,180,911	—		—		5,180,911	—		5,180,911
Mortgage loans held for investment, at fair value	—	984,475	—		—		984,475	—		984,475
Mortgage loans held for sale, at fair value	—	1,893,555	—		—		1,893,555	—		1,893,555
Debt securities, $0 at fair value	—	13,368	—		—		13,368	—		13,368
Mortgage servicing rights, at fair value	—	100,539	—		—		100,539	—		100,539
Derivative assets, at fair value	—	114,563	—		—		114,563	—		114,563
Fixed assets and leasehold improvements, net	—	25,784	—		—		25,784	—		25,784
Goodwill	—	121,754	—		(504,857)	(r)		(504,857)	(r)
					1,894,278	(x)	1,511,175	1,840,340	(x)	1,457,237
Intangible assets, net	—	16,855	—		366,745	(x)	383,600	366,745	(x)	383,600
Investments held in Trust Account	293,256	—	—		(293,256)	(h)	—	(293,256)	(h)	—
Deferred tax asset (liability)	—	—	—		7,251	(s), (t), (x)	7,251	350	(s), (t), (x)	350
Due from related parties	—	1,170	—		(1,170)	(o)	—	(1,170)	(o)	—
Other assets	47	244,023	—		—		244,070	—		244,070

TOTAL ASSETS	$294,277	$19,022,015	$40,042		$1,446,177		$20,802,511	$1,385,338		$20,741,672

LIABILITIES, CONTINGENTLY REDEEMABLE NONCONTROLLING INTEREST (“CRNCI”) AND SHAREHOLDERS’ EQUITY
HMBS related obligations, at fair value	$—	$9,662,342	$—		$—		$9,662,342	$—		$9,662,342
Nonrecourse debt, at fair value	—	5,064,323	—		—		5,064,323	—		5,064,323
Other financing lines of credit	—	2,924,269	—		—		2,924,269	—		2,924,269
Payables and accrued liabilities	785	356,929	—		200,830	(o)	558,544	200,830	(o)	558,544
Notes payable	—	145	350,000	(d)	—			—
			(11,510)	(d)	—		338,635	—		338,635
Deferred underwriting commissions	9,188	—	—		(9,188)	(i)	—	(9,188)	(i)	—

	(a) Replay Acquisition Corp. as of September 30, 2020	(b) Finance of America Equity Capital, LLC as of September 30, 2020	(c) Offering and Sale of Senior Notes	Footnote Reference	Assuming No Redemptions			Assuming Maximum Redemptions
					Pro Forma Adjustments (Assuming No Redemptions)	Footnote Reference	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Adjustments (Assuming Maximum Redemptions)	Footnote Reference	Pro Forma Combined (Assuming Maximum Redemptions)
Payable to related parties pursuant to tax receivable agreement	—	—	—		67,218	(t), (x)	67,218	49,123	(t), (x)	49,123

TOTAL LIABILITIES	$9,973	$18,008,008	$338,490		$258,860		$18,615,331	$240,765		$18,597,236

Commitments and contingencies
Ordinary shares, $0.0001 par value; 27,930,364 shares subject to possible redemption at $10.00 per share at September 30, 2020	279,304	—	—		(279,304)	(p)	—	(279,304)	(m)	—
CRNCI	—	165,022	—		36,978	(n)		36,978	(n)
					(202,000)	(o)	—	(202,000)	(o)	—
SHAREHOLDERS’ EQUITY
Class A Common Stock	—	—	—		3	(p)		1	(m)
					1	(q)		1	(q)
					3	(j)		3	(j)
					5	(w), (x)	12	4	(w), (x)	9
Ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 7,909,987 shares issued and outstanding (excluding 28,027,513 shares subject to possible redemption) at September 30, 2020	1	—	—		(1)	(q)	—	(1)	(q)	—
Additional paid-in capital	895	—	—		249,997	(j)		249,997	(j)
					279,301	(p)		136,047	(m)
					720,172	(w), (x)		576,917	(w), (x)
					152,848	(u), (x)		152,848	(u), (x)
					(526,794)	(l)	876,419	(395,927)	(l)	720,777
Retained earnings	4,104	—	—		(21,386)	(f)	(17,282)	(8,997)	(f)	(4,893)
FOA Equity Capital LLC members’ equity	—	848,774	(298,448)	(e)	—			—
					8,464	(g)		8,464	(g)
					(558,790)	(r)	—	(558,790)	(r)	—
Accumulated other comprehensive loss	—	(14)	—		(36,978)	(n)		(36,978)	(n)
					(17,166)	(k)		(17,166)	(k)
					54,158	(r)	—	54,158	(r)	—
Noncontrolling interest	—	225	—		(225)	(r)		(225)	(r)
					1,328,031	(v), (x)	1,328,031	1,428,543	(v), (x)	1,428,543

TOTAL SHAREHOLDERS’ EQUITY	5,000	848,985	(298,448)		1,631,643		2,187,180	1,588,899		2,144,436

TOTAL LIABILITIES, CRNCI AND SHAREHOLDERS’ EQUITY	$294,277	$19,022,015	$40,042		$1,446,177		$20,802,511	$1,385,338		$20,741,672

Unaudited Pro Forma Combined Consolidated Statement of Operations

For the Nine Months Ended September 30, 2020

(in thousands, except share and per share amounts)

	(a) Replay Acquisition Corp. Nine Months Ended September 30, 2020	(b) Finance of America Equity Capital, LLC Nine Months Ended September 30, 2020	(c) Offering and Sale of Senior Notes	Footnote Reference	Assuming No Redemptions			Assuming Maximum Redemptions
					Pro Forma Adjustments (Assuming No Redemptions)	Footnote Reference	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Adjustments (Assuming Maximum Redemptions)	Footnote Reference	Pro Forma Combined (Assuming Maximum Redemptions)
REVENUES
Gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net	—	836,901			—		836,901	—		836,901
Gain (loss) on marketable securities, dividends and interest held in Trust Account	1,201	—			(1,201)	(e)	—	(1,201)	(e)	—
Net fair value gains on mortgage loans and related obligations	—	221,638			—		221,638	—		221,638
Fee income	—	263,488			—		263,488	—		263,488
Net interest expense:					—		—	—		—
Interest income	—	29,615			—		29,615	—		29,615
Interest expense	—	(93,165)	(22,533)	(d)	—		(115,698)	—		(115,698)

Net interest expense	—	(63,550)	(22,533)		—		(86,083)	—		(86,083)

TOTAL REVENUES	1,201	1,258,477	(22,533)		(1,201)		1,235,944	(1,201)		1,235,944

EXPENSES
Salaries, benefits and related expenses	—	615,034			—	(f)		—	(f)
					23,539	(g)	638,573	25,471	(g)	640,505
Occupancy, equipment rentals and other office related expenses	—	22,795			—		22,795	—		22,795
General and administrative expenses	1,321	273,584			15,242	(h)	290,147	15,242	(h)	290,147

TOTAL EXPENSES	1,321	911,413	—		38,781		951,515	40,713		953,447

NET INCOME BEFORE INCOME TAXES	(120)	347,064	(22,533)		(39,982)		284,429	(41,914)		282,497
Provision for income taxes	—	1,574			33,388	(i)	34,962	28,369	(i)	29,943

NET INCOME	(120)	345,490	(22,533)		(73,370)		249,467	(70,283)		252,554
CRNCI		(22,959)			22,959	(j)	—	22,959	(j)	—
Noncontrolling interest		1,076			158,031	(k)	159,107	175,263	(k)	176,339

NET INCOME ATTRIBUTABLE TO NEW PUBCO	$(120)	$367,373	$(22,533)		$(254,360)		$90,360	$268,505		$76,215

Earnings (Losses) Per Share:
Basic weighted average shares outstanding of Public Shares	28,750,000

Basic net income (loss) per share, Public Shares	$0.04

Diluted weighted average shares outstanding of Public Shares	28,750,000

Diluted net income (loss) per share, Public Shares	$0.04

Basic weighted average shares outstanding of Founder Shares	7,187,500

Basic net loss per share, Founder Shares	$(0.18)

Diluted weighted average shares outstanding of Founder Shares	7,187,500

Diluted net loss per share, Founder Shares	$(0.18)

Unaudited Pro Forma Combined Consolidated Statement of Operations

For the Nine Months Ended September 30, 2020

(in thousands, except share and per share amounts)

	(a) Replay Acquisition Corp. Nine Months Ended September 30, 2020	(b) Finance of America Equity Capital, LLC Nine Months Ended September 30, 2020	(c) Offering and Sale of Senior Notes	Footnote Reference	Assuming No Redemptions			Assuming Maximum Redemptions
					Pro Forma Adjustments (Assuming No Redemptions)	Footnote Reference	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Adjustments (Assuming Maximum Redemptions)	Footnote Reference	Pro Forma Combined (Assuming Maximum Redemptions)
Basic weighted average shares outstanding of New Pubco							82,292,953			70,766,240

Basic net income (loss) per share, New Pubco						(l)	$1.15		(l)	$1.14

Diluted weighted average shares outstanding of New Pubco							191,200,000			191,200,000

Diluted net income (loss) per share, New Pubco						(l)	$1.09		(l)	$1.09

Unaudited Pro Forma Combined Consolidated Statement of Operations

For the Year Ended December 31, 2019

(in thousands, except share and per share amounts)

		(b) Finance of America Equity Capital, LLC Year Ended December 31, 2019				Assuming No Redemptions				Assuming Maximum Redemptions
	(a) Replay Acquisition Corp. Year December 31, 2019		(c) Offering and Sale of Senior Notes	Footnote Reference		Pro Forma Adjustments (Assuming No Redemptions)	Footnote Reference		Pro Forma Combined (Assuming No Redemptions)	Pro Forma Adjustments (Assuming Maximum Redemptions)	Footnote Reference		Pro Forma Combined (Assuming Maximum Redemptions)
REVENUES
Gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net	—	464,308				—			464,308	—			464,308
Gain (loss) on marketable securities, dividends and interest held in Trust Account	4,554	—				(4,554)	(e	)	—	(4,554)	(e	)	—
Net fair value gains on mortgage loans and related obligations	—	329,526				—			329,526	—			329,526
Fee income	—	201,628				—			201,628	—			201,628
Net interest expense:						—			—	—			—
Interest income	—	37,323				—			37,323	—			37,323
Interest expense	—	(138,731)	(30,062)	(d	)	—			(168,793)	—			(168,793)

Net interest expense	—	(101,408)	(30,062)			—			(131,470)	—			(131,470)

TOTAL REVENUES	4,554	894,054	(30,062)			(4,554)			863,992	(4,554)			863,992

EXPENSES
Salaries, benefits and related expenses	—	529,250	—			21,386	(f	)		8,997	(f	)
						66,003	(g	)	616,639	71,216	(g	)	609,463
Occupancy, equipment rentals and other office related expenses	—	32,811	—			—			32,811	—			32,811
General and administrative expenses	327	254,414	—			20,264	(h	)	275,005	20,264	(h	)	275,005

TOTAL EXPENSES	327	816,475	—			107,653			924,455	100,477			917,279

NET INCOME BEFORE INCOME TAXES	4,227	77,579	(30,062)			(112,207)			(60,463)	(105,031)			(53,287)
Provision for income taxes	—	949	—			2,792	(i	)	3,741	2,364	(i	)	3,313

NET INCOME	4,227	76,630	(30,062)			(114,999)			(64,204)	(107,395)			(56,600)
CRNCI		21,707				(21,707)	(j	)	—	(21,707)	(j	)	—
Noncontrolling interest	—	511				(60,594)	(k	)	(60,083)	(52,806)	(k	)	(52,295)

NET INCOME ATTRIBUTABLE TO NEW PUBCO	$4,227	$54,412	(30,062)			$(32,698)			$(4,121)	$(32,882)			$(4,305)

Unaudited Pro Forma Combined Consolidated Statement of Operations

For the Year Ended December 31, 2019

(in thousands, except share and per share amounts)

		(b) Finance of America Equity Capital, LLC Year Ended December 31, 2019			Assuming No Redemptions				Assuming Maximum Redemptions
	(a) Replay Acquisition Corp. Year December 31, 2019		(c) Offering and Sale of Senior Notes	Footnote Reference	Pro Forma Adjustments (Assuming No Redemptions)	Footnote Reference		Pro Forma Combined (Assuming No Redemptions)	Pro Forma Adjustments (Assuming Maximum Redemptions)	Footnote Reference		Pro Forma Combined (Assuming Maximum Redemptions)
Earnings (Losses) Per Share:
Basic weighted average shares outstanding of Public Shares	28,750,000

Basic net income (loss) per share, Public Shares	$0.16

Diluted weighted average shares outstanding of Public Shares	28,750,000

Diluted net income (loss) per share, Public Shares	$0.16

Basic weighted average shares outstanding of Founder Shares	7,187,500

Basic net loss per share, Founder Shares	$(0.05)

Diluted weighted average shares outstanding of Founder Shares	7,187,500

Diluted net loss per share, Founder Shares	$(0.05)

Basic weighted average shares outstanding of New Pubco								79,256,039				67,464,802

Basic net income (loss) per share, New Pubco						(l	)	$(0.05)		(l	)	$(0.06)

Diluted weighted average shares outstanding of New Pubco								191,200,000		(l	)	191,200,000

Diluted net income (loss) per share, New Pubco						(l	)	$(0.25)				$(0.22)

1.	Basis of Presentation

The pro forma adjustments have been prepared as if the Business Combination had been consummated on September 30, 2020 in the case of the unaudited pro forma combined consolidated balance sheet and on January 1, 2019, the beginning of the earliest period presented in the case of the unaudited pro forma combined consolidated statements of operations.

The unaudited pro forma combined consolidated financial information has been prepared assuming the following methods of accounting in accordance with GAAP.

The Business Combination will be accounted for using the acquisition method of accounting under the provisions of Accounting Standards Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”) on the basis of New Pubco as the accounting acquirer and FoA as the accounting acquiree. The acquisition method of accounting is based on ASC 805 and uses the fair value concepts defined in ASC Topic 820, Fair Value Measurements (“ASC 820”). In general, ASC 805 requires, among other things, that assets acquired and liabilities assumed to be recognized at their fair values as of the acquisition date by Replay, who was determined to be the accounting acquirer.

ASC 820 defines fair value, establishes a framework for measuring fair value, and sets forth a fair value hierarchy that prioritizes and ranks the level of observability of inputs used to develop the fair value measurements. Fair value is defined in ASC 820 as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” This is an exit price concept for the valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for a non-financial asset assume the highest and best use by these market participants. Many of these fair value measurements can be highly subjective, and it is possible that other professionals applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts

For accounting purposes, the acquirer is the entity that has obtained control of another entity and, thus,

consummated a business combination. The determination of whether control has been obtained begins with the evaluation of whether control should be evaluated based on the variable interest or voting interest model pursuant to ASC Topic 810, Consolidation (“ASC 810”). If the acquiree is a variable interest entity, the primary beneficiary would be the accounting acquirer.

The pro forma adjustments represent management’s estimates based on information available as of the date of this proxy statement/prospectus and subject to change as additional information becomes available and additional analyses are performed. Management considers this basis of presentation to be reasonable under the circumstances.

Upon consummation of the Business Combination, Replay will adopt FoA’s accounting policies. As a result of the adoption, there are no significant changes in accounting policies expected and no pro forma adjustments related to the alignment of the accounting policies of Replay and FoA.

Replay will combine with FoA in the Business Combination, which will result in New Pubco becoming a publicly-traded company on NYSE and controlling FoA in an “UP-C” structure. As described in “Summary of the Proxy Statement/Prospectus—Organizational Structure—Following the Business Combination”, upon completion of the Business Combination, assuming no redemptions New Pubco will control FoA with the exclusive right to appoint the board of managers of FoA and will be a holding company with no assets or operations other than its equity interest in FoA. As a result of the Business Combination, assuming no redemptions New Pubco will initially own approximately 41.5% of the economic interest of FoA, but will have 100% of the voting power and will have the right to appoint the board of managers of FoA. Immediately following the completion of the Business Combination, the ownership percentage held by the noncontrolling interest will be approximately 58.5% assuming no redemptions and approximately 64.7% assuming maximum redemption.

1.	Adjustments and Assumptions to the Unaudited Pro Forma Combined Consolidated Balance Sheet as of September 30, 2020

The unaudited pro forma combined consolidated balance sheet as of September 30, 2020 reflects the following adjustments:

(a)	Represents the Replay historical unaudited condensed balance sheet as of September 30, 2020.

(b)	Represents the FoA historical unaudited consolidated statement of financial condition as of September 30, 2020.

(c)	Represents the impact of the 7.875% Senior Notes offering by FoA, which closed in November 2020.

(d)

Reflects the incremental borrowings and effect on cash and cash equivalents of the aggregate principal amount of $350.0 million Senior Notes, net of debt issuance costs of $11.5 million, resulting in net cash proceeds of $338.5 million. The Senior Notes are due in 2025 and will accrue interest at a fixed stated rate of 7.875%.

(e)	In connection with the offering of the Senior Notes, FoA distributed $298.4 million to its equity owners.

(f)

Reflects the settlement and cash payment to employees who hold phantom units in FoA, pursuant to the terms of the Amended and Restated Long-Term Incentive Plan executed in October 2020. The payment is expected to be made promptly following the closing of the Transaction. In connection with the consummation of the transaction, FoA expects to achieve the Hurdle associated with the phantom units which is accounted for as an in-substance performance condition. As a result, compensation cost associated with this settlement of the phantom units will be recognized in full upon achieving the Hurdle at the time of the closing of the transaction. The offset of the cash payment has been recorded through Retained earnings (accumulated deficit). Refer to note 28 in FoA’s notes to the consolidated financial statements for the year ended December 31, 2019.

(g)

Reflects $8.5 million cash proceeds received to settle shareholder notes receivable held by FoA from certain officers of FoA to finance the purchase by the officers of equity units in UFG Holdings. The shareholder notes receivable were historically accounted for pursuant to ASC 718 as a grant of an equity-classified option award with the full amount of the grant date fair value recognized as compensation cost on the date of issuance. Refer to note 29 in FoA’s notes to the consolidated financial statements for the year ended December 31, 2019.

(h)	Represents the reclassification of the investments held in Replay’s trust account to cash and cash equivalents to liquidate these investments and make the funds available for general use by FoA.

(i)

Represents a cash disbursement by New Pubco to settle the outstanding underwriting fees incurred by Replay in connection with the Replay initial public offering that were deferred until closing of the Business Combination.

(j)

Represents the $250.0 million cash investment by Replay in exchange for the issuance of 25.0 million newly issued shares of Class A common stock with a par value of $0.0001 per share and a corresponding offset to Additional paid-in capital as a result of the executed PIPE Agreements.

(k)	Represents the payment of transaction costs incurred by FoA as a result of the Business Combination.

(l)

Represents cash distributions made to the Sellers and the Blocker GP for the sale of FoA Units to Replay as described in part (ii) in the Description of the Business Combination and a reduction to Additional paid-in capital. For each redemption scenario the amount of the distribution to the Sellers and the Blocker GP is derived by taking the sum of (A) the historical cash balances of Replay and FoA, (B) the sum of the pro forma adjustments impacting cash, less (C) the maximum amount of cash that can be contractually distributed to arrive at an ending pro forma cash balance of $250 million less the total anticipated transaction costs to be paid as discussed in notes (i) and (k) above. As stipulated in Section 8.01 of the Transaction Agreement the Company may make distributions, but only to the extent that the closing cash balance is equal to or greater than $250 million less transaction-related costs.

(m)

Assuming maximum redemptions, represents a $143.3 million cash disbursement from the trust account to holders of redeemable Replay Ordinary Shares for the 14,044,661 Ordinary Shares of Replay redeemed at an assumed redemption price of approximately $10.20 per share based on the trust account balance as of September 30, 2020. The remaining 14,705,339 Ordinary Shares of Replay were not redeemed and thus converted into Class A Common Stock shares upon the Domestication.

(n)

Represents the accretion of the contingently redeemable non-controlling interest to its redemption value in accordance with the terms of the Class B Units issued to B2R under the FACo Holdings Agreement. In connection with the closing of the Business Combination, FoA expects to cause Finance of America Holdings LLC to exercise its right under the FACo Holdings Agreement to purchase all of the outstanding Class B Units held by B2R for an aggregate price of $202.0 million in satisfaction of the applicable “hurdle amount” under the FACo Holdings Agreement. As a result, the accretion adjustment is an increase of $37.0 million to CRNCI and a corresponding decrease to Accumulated other comprehensive loss. Refer to note 30 in FoA’s notes to the consolidated financial statements for the year ended December 31, 2019.

(o)

Represents the increase in Payables and accrued liabilities of $200.8 million and the settlement of $1.2 million in Due from related parties for the redemption of all of the outstanding Class B Units held by B2R in FACo Holdings, which will be paid by FoA in connection with the closing of the Business Combination in accordance with the FACo Holdings Agreement.

(p)

Assuming no redemptions, represents the conversion of all of the outstanding redeemable Ordinary Shares of Replay that were not redeemed and thus converted into shares of Class A Common Stock with an offset to Additional paid-in capital upon the Domestication.

(q)

Represents the automatic conversion on a one-for-one basis of the outstanding non-redeemable Ordinary Shares of Replay into Replay LLC Units, which will then automatically convert into the right to receive shares of Class A Common Stock upon the Domestication.

(r)

Represents the adjustment for FoA equity that is reclassified to Goodwill. FoA has been, and will continue to be, treated as a partnership for U.S. federal and state income tax purposes. As such, FoA’s profits and losses will flow through to its partners, including New Pubco, and are generally not subject to significant entity level taxes at the FoA level. As described in “Summary of the Proxy Statement/Prospectus—Organizational Structure—Following the Business Combination”, upon completion of Business Combination, New Pubco will control FoA as the appointer of the board of managers of FoA and will be a holding company with no assets or operations other than its equity interest in FoA.

Assuming no redemptions, as a result of the Business Combination, New Pubco will initially own approximately 41.5% of the economic interest of FoA, but will have 100% of the voting power and will control the management of FoA. Immediately following the completion of the Business Combination, the ownership percentage held by the noncontrolling interest will be approximately 58.5%.

Assuming maximum redemptions, as a result of the Business Combination, New Pubco will initially own approximately 35.3% of the economic interest of FoA, but will have 100% of the voting power and will control the management of FoA. Immediately following the completion of the Business Combination, the ownership percentage held by the noncontrolling interest will be approximately 64.7%.

(s)

Following the transaction, New Pubco will be subject to U.S. federal income taxes, in addition to state, local and foreign taxes. As a result, the pro forma balance sheet reflects an adjustment to our taxes assuming the federal rates currently in effect and the highest statutory rates apportioned to each state, local and foreign jurisdiction. The total presented deferred tax asset is measured based on the following: (i) outside tax basis vs. US GAAP basis of New Pubco’s interest in the Company; (ii) net operating losses carried over from the Blocker; and (iii) tax receivable agreement liability. In order to determine the outside tax basis used in the calculation of that portion of the net deferred tax liability, the Company considered the tax basis in the units acquired by Replay, the Founder Shares, and the interest in the Company that was acquired as part of the Blocker Merger, as described in part (v) of the Description of the Business Combination.

Assuming no redemptions we have recorded a deferred tax asset of $7.3 million. The deferred tax asset includes (i) ($13.6) million related to New Pubco’s investment in FoA, consisting of ($11.3 million) and ($2.3 million) from Blocker carryover and Founder Shares, respectively, (ii) $3.3 million related to tax loss carryforwards and credits from Blocker, and (iii) $17.6 million related to tax benefits from future deductions attributable to payments under the Tax Receivable Agreement as described further in note (t) directly below.

Assuming maximum redemptions We have recorded a deferred tax asset of $0.4 million. The deferred tax asset includes (i) ($15.8) million related to New Pubco’s investment in FoA, consisting of ($13.4 million) and ($2.4 million) from Blocker carryover and Founder Shares, respectively, (ii) $3.3 million related to tax loss carryforwards and credits from Blocker, and (iii) $12.8 million related to tax benefits from future deductions attributable to payments under the Tax Receivable Agreement as described further in note (t) directly below.

To the extent we determine it is more likely-than-not that we will not realize the full benefit represented by the deferred tax asset, we will record an appropriate valuation allowance based on an analysis of the objective or subjective negative evidence.

Refer to note (x) for the purchase price allocation.

(t)

In connection with the Business Combination, concurrently with the Closing, New Pubco will enter into the Blackstone Tax Receivable Agreement and the FoA Tax Receivable Agreement. The Tax Receivable Agreements generally provide for the payment by New Pubco to the TRA Parties of 85% of the cash tax benefits, if any, that New Pubco is deemed to realize (calculated using certain assumptions) as a result of (i) tax basis adjustments as a result of sales and exchanges of FoA Units in connection with or following the Business Combination and certain distributions with respect to FoA Units, (ii) New Pubco’s utilization of certain tax attributes attributable to Blocker or the Continuing Stockholders, and (iii) certain other tax benefits related to entering into the Tax Receivable Agreements. New Pubco generally will retain the benefit of the remaining 15% of these cash tax benefits.

Assuming no redemptions, the $67.2 million adjustment related to the Tax Receivable Agreements assumes: (1) $535.0 million of cash paid to the TRA Parties in connection with the Business Combination (excluding the impact of additional transaction costs that may be incurred as a result of the Transaction), (2) a share price equal to $10.00 per share, (3) a constant federal U.S. income tax rate of 21.0% and an assumed weighted-average state and local income tax rate of 5.13%, (4) no material changes in tax law, (5) the ability to utilize tax attributes based on current tax forecasts, and (6) future payments under the Tax Receivable Agreements.

Assuming maximum redemptions, the $49.1 million adjustment related to the Tax Receivable Agreements assumes: (1) $391.8 million of cash paid to the TRA Parties in connection with the Business Combination (excluding the impact of additional transaction costs that may be incurred as a result of the Transaction), (2) a share price equal to $10.00 per share, (3) a constant federal U.S. income tax rate of 21.0% and an assumed weighted-average state and local income tax rate of 5.13%, (4) no material changes in tax law, (5) the ability to utilize tax attributes based on current tax forecasts, and (6) future payments under the Tax Receivable Agreements.

In both of the above scenarios, the amount of the expected future payments under the Tax Receivable Agreements has been discounted to its present value using a discount rate of 9% as a result of the application of purchase accounting following ASC 805.

The adjustments related to the Tax Receivable Agreements have been recorded as an adjustment to Goodwill. Refer to note (x) for details of the consideration transferred and the purchase price allocation. New Pubco anticipates that it will account for the income tax effects resulting from future taxable exchanges of FoA Units by the TRA Parties for shares of Class A Common Stock or the cash equivalent thereof by recognizing an increase in deferred tax assets, based on enacted tax rates at the date of each exchange. Further, New Pubco will evaluate the likelihood that New Pubco will realize the benefit represented by the deferred tax asset, and, to the extent that New Pubco estimates that it is more likely than not that New Pubco will not realize the benefit, New Pubco will reduce the carrying amount of the deferred tax asset with a valuation allowance.

The amount of expected future payments under the Tax Receivable Agreements is dependent upon a number of factors, including New Pubco’s cash tax savings, the enacted tax rate in the years in which it utilizes tax attributes subject to the Tax Receivable Agreements, and current tax forecasts. These estimated rates and forecasts are subject to change based on actual results and realizations, which could have a material impact on the liability to be paid. If New Pubco exercises its right to terminate the Tax Receivable Agreements or in the case of a change in control of New Pubco or a material breach of New Pubco’s obligations under either the Blackstone Tax Receivable Agreement or the FoA Tax Receivable Agreement, all obligations under the Tax Receivable Agreements will be accelerated and New Pubco will be required to make a payment to the TRA Parties in an amount equal to the present value of future payments under the Tax Receivable Agreements, which payment would be based on certain assumptions, including that New Pubco would have sufficient taxable income to fully utilize the deductions arising from the tax deductions, tax basis and other tax attributes subject to the Tax Receivable Agreements. Assuming no redemptions, if New Pubco were to elect to terminate the Tax Receivable Agreements immediately after the Business Combination, (i) assuming the market value of a share of Class A Common Stock is equal to the FoA Units Cash Consideration paid per FoA Unit in connection with the Business Combination, (ii) assuming that no Public Shareholders exercise their right to have all or a portion of their Ordinary Shares redeemed on completion of the Business Combination, (iii) taking into account the effects of any cash payments paid under the A&R MLTIP in connection with the Business Combination (but disregarding the effects of any issuance of Replacement RSUs or Class A Common Stock pursuant to the A&R MLTIP or any payments that may be made pursuant to the A&R MLTIP that are not paid in connection with the Closing), and (iv) disregarding the effects of the issuance of any Earnout Securities, New Pubco currently estimates that it would be required to pay approximately $435.2 million to satisfy its total liability.

Assuming maximum redemptions, if New Pubco were to elect to terminate the Tax Receivable Agreements immediately after the Business Combination, (i) assuming the market value of a share of Class A Common Stock is equal to the FoA Units Cash Consideration paid per FoA Unit in connection with the Business Combination, (ii) assuming that Public Shareholders exercise their right to have all of their Ordinary Shares redeemed on completion of the Business Combination, (iii) taking into account the effects of any cash payments paid under the A&R MLTIP in connection with the Business Combination (but disregarding the effects of any issuance of Replacement RSUs or Class A Common Stock pursuant to the A&R MLTIP or any payments that may be made pursuant to the A&R MLTIP that are not paid in connection with the Closing), and (iv) disregarding the effects of the issuance of any Earnout Securities, New Pubco currently estimates that it would be required to pay approximately $433.8 million to satisfy its total liability.

(u)

Represents the estimated fair market value of the seller earnout, which will be settled with shares of Class A Common Stock and is accounted for as a contingent consideration in accordance with ASC 805. The equity owners of FoA prior to the Closing are entitled to receive an earnout exchangeable for Class A Common Stock if, at any time during the six years following Closing, the volume weighted average price of Class A Common Stock with respect to a trading day (the “VWAP”) is greater than or equal to $12.50 for any 20 trading days within a consecutive 30-trading-day period, 50% of the Earnout Securities will be issued (the “$12.50 Tranche of Earnout Securities”); and if, at any time during the six years following Closing, the VWAP is greater than or equal to $15.00 for any 20 trading days within a consecutive 30-trading-day period, the remaining 50% of the Earnout Securities will be issued (the “$15.00 Tranche of Earnout Securities”). As a result, the seller earnout adjustment is an adjustment of $152.8 million to Goodwill and a corresponding increase of $152.8 million to Additional paid-in capital. The adjustment amount was determined by using a Monte Carlo simulation to forecast the future daily price per share of Class A Common Stock over a six-year time period. Refer to note (x) for details of the consideration transferred and the purchase price allocation.

(v)

The adjustment represents the fair market value of the noncontrolling interest of FoA Units retained by the Continuing Unitholders and shares of Class B Common Stock of New Pubco that provide the Continuing Unitholders with one-to-one voting rights for each share of Class B Common Stock they own based on the organization structure as a result of the Business Combination. See table below for the computation of the controlling and noncontrolling interest:

	Assuming No Redemptions		Assuming Max Redemptions
	Amount	Percentage	Amount	Percentage
FoA Units held by New Pubco	79,256,039	41.5%	67,464,802	35.3%

FoA Units retained by Continuing Unitholders	111,943,961	58.5%	123,735,198	64.7%

Total FoA Units	191,200,000	100%	191,200,000	100%

In addition to the 191,200,00 FoA Units outstanding, an additional 4,258,500 units will be issued upon the consummation of the Business Combination which relate to shares of unvested Class A Common Stock. Such shares will be subject to vesting and forfeiture restrictions and will have no rights to distributions or economics until such vesting conditions have been satisfied. Refer to “Other Agreements Related to the Transaction Agreement—Sponsor Agreement” for additional details.

Refer to note (x) for details of the consideration transferred and the purchase price allocation.

(w)

Assuming no redemptions, this adjustment reflects the issuance of 50,967,525 shares of Class A common stock with a par value of $0.0001 per share and Additional paid-in capital of $720.2 million related to the consideration transferred by Replay and Blocker, which together, along with the PIPE investors discussed in note (j), comprise the controlling interest in FoA.

Assuming maximum redemptions, this adjustment reflects the issuance of 38,872,924 shares of Class A common stock with a par value of $0.0001 per share and Additional paid-in capital of $576.9 million related to the consideration transferred by Replay and Blocker, which together, along with the PIPE investors discussed in note (j), comprise the controlling interest in FoA.

Refer to note (x) for details of the consideration transferred and the purchase price allocation.

(x)

Represents the adjustment for the estimated preliminary purchase price allocation for the FoA business resulting from the Business Combination. The preliminary calculation of total consideration and allocation of the purchase price to the fair value of FoA’s assets acquired and liabilities assumed is presented below as if the Business Combination was consummated on September 30, 2020. New Pubco has not completed the detailed valuations necessary to estimate the fair value of the assets acquired and the liabilities assumed and, accordingly, the adjustments to record the assets acquired and liabilities assumed at fair value reflect the best estimates of New Pubco based on the information currently available and are subject to change once additional analyses are completed.

	No Redemptions	Max Redemptions
	(in thousands)
Replay estimated cash and cash held in trust	$294,230	$294,230
Proceeds from the sale of 25,000,000 Class A Common Stock shares to PIPE Investor	250,000	250,000
Less: shareholder redemption	—	(143,256)
Less: transaction costs incurred by Replay	(9,188)	(9,188)

Total cash consideration	$535,042	$391,786
Blocker rollover equity	185,135	185,135
Seller Earnout contingent consideration	152,848	152,848
Tax Receivable Agreement obligations to the Seller	67,218	49,123

Total consideration transferred	$940,243	$778,892
Noncontrolling interest	1,328,031	1,428,543

Total equity value	2,268,274	2,207,435

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents	236,784	236,784
Restricted cash	308,311	308,311
Reverse mortgage loans held for investment, subject to HMBS related obligations, at fair value	9,811,263	9,811,263
Mortgage loans held for investment, subject to nonrecourse debt, at fair value	5,180,911	5,180,911

	No Redemptions	Max Redemptions
	(in thousands)
Mortgage loans held for investment, at fair value	984,475	984,475
Mortgage loans held for sale, at fair value	1,893,555	1,893,555
Debt securities, $ at fair value	13,368	13,368
Mortgage servicing rights, at fair value	100,539	100,539
Derivative assets	114,563	114,563
Fixed assets and leasehold improvements, net	25,784	25,784
Other Assets	244,023	244,023
Deferred tax asset (liability)	7,251	350
Intangible assets, net	383,600	383,600
Goodwill	1,511,175	1,457,237
HMBS related obligations, at fair value	(9,662,342)	(9,662,342)
Nonrecourse debt, at fair value	(5,064,323)	(5,064,323)
Other financing lines of credit	(2,924,269)	(2,924,269)
Payables and accrued liabilities	(557,759)	(557,759)
Notes payable	(338,635)	(338,635)

Net assets acquired	$2,268,274	$2,207,435

Intangible Assets. Intangible assets were identified that met either the separability criterion or the contractual legal criterion described in ASC 805. The trade name intangible assets represent the values of all of the Company’s trade names. The broker/customer relationships intangible asset represents the existing broker/customer relationships and the developed technology intangible asset represents internally developed technology that had been obtained through FoA’s past acquisitions.

Identifiable intangible assets	Fair value (in thousands)	Useful life (in years)
Indefinite lived trade name	$156,200	n/a
Broker/customer relationships	226,400	10.0
Developed technology	1,000	5.0

Total	$383,600

Goodwill. Approximately $1,511.2 million and $1,457.2 million, respectively, for no redemption and maximum redemption scenarios, has been allocated to goodwill. Goodwill represents the excess of the gross consideration transferred over the fair value of the underlying net tangible and identifiable intangible assets acquired. Goodwill represents future economic benefits arising from acquiring FoA primarily due to its strong market position and its assembled workforce that are not individually identified and separately recognized as intangible assets.

In accordance with ASC Topic 350, Goodwill and Other Intangible Assets, goodwill and indefinite lived intangible assets related to certain acquired brands will not be amortized, but instead will be tested for impairment at least annually or more frequently if certain indicators are present. In the event management of the combined company determines that the value of goodwill and/or indefinite/finite lived intangible assets has become impaired, an accounting charge for impairment during the quarter in which the determination is made may be recognized.

2.	Adjustments and Assumptions to the Unaudited Pro Forma Combined Consolidated Statement of Operations for the Nine Months Ended September 30, 2020 and for the Year Ended December 31, 2019

The unaudited pro forma combined consolidated statements of operations for the nine months ended September 30, 2020 and for the year ended December 31, 2019, respectively, reflect the following adjustments:

(a)

Represents the Replay historical unaudited condensed statements of operations for the nine months ended September 30, 2020 and the audited statements of operations for the year ended December 31, 2019, respectively.

(b)

Represents the FoA historical unaudited consolidated statements of operations for the nine months ended September 30, 2020 and the audited consolidated statements of operations year ended December 31, 2019, respectively.

(c)	Represents the impact of the 7.875% Senior Notes offering by FoA.

(d)

Reflects an increase in interest expense of $22.5 million and $30.1 million for the nine months ended September 30, 2020 and for the year ended December 31, 2019, respectively, as a result of the Senior Notes offering due to the incurrence of $350.0 million borrowings, assuming a fixed stated interest rate of 7.875%, as well as amortization of the original issue discount and deferred financing costs.

(e)	Represents the elimination of gains on marketable securities, dividends and interest held in Replay’s Trust Account.

(f)

Assuming no redemptions, reflects compensation cost of $0.0 million and $21.4 million for the nine months ended September 30, 2020 and for the year ended December 31, 2019, respectively, to be recognized at the time of the consummation of the transaction for the settlement and lump sum payment to employees that hold phantom units in FoA pursuant to the terms of the Amended and Restated Long-Term Incentive Plan.

Assuming maximum redemptions, reflects compensation cost of $0.0 million and $9.0 million for the nine months ended September 30, 2020 and for the year ended December 31, 2019, respectively, to be recognized. The compensation cost associated with the lump sum payment to holders of phantom units will be directly allocated to the noncontrolling interest and Blocker.

Refer to note 28 in FoA’s notes to the consolidated financial statements for the year ended December 31, 2019.

(g)

Assuming no redemptions, reflects compensation cost of $23.5 million and $66.0 million for the nine months ended September 30, 2020 and for the year ended December 31, 2019, respectively, related to the vesting of Replacement RSUs and Earnout Right RSUs to be issued by New Pubco.

Assuming maximum redemptions, reflects compensation cost of $25.5 million and $71.2 million for the nine months ended September 30, 2020 and for the year ended December 31, 2019, respectively, related to the vesting of Replacement RSUs and Earnout Right RSUs of New Pubco.

Pursuant to the terms of the Amended and Restated Long-Term Incentive Plan, FoA will grant to each employee who held phantom units in FoA and remains employed as of the RSU grant date, in consideration for the cancellation of a portion of their phantom units, Replacement RSUs that will vest into shares of New Pubco Class A Common Stock with a grant date fair value that approximates the transaction price per share of Class A Common Stock. Following the terms of the Amended and Restated Long-Term Incentive Plan, 25% of the Replacement RSUs will vest on the RSU grant date, and the remaining 75% will vest in equal installments on each of the first three anniversaries of the closing of the transaction, subject to each holder’s continued employment. The compensation cost recognized in this adjustment is equal to the grant date fair value of the Replacement RSUs multiplied by the portion of the Replacement RSUs that would have vested if the award had been outstanding at the beginning of the nine months ended September 30, 2020 and the year ended December 31, 2019, respectively using a straight line attribution method.

In addition to the Replacement RSUs, participants in the Amended and Restated Long-Term Incentive Plan will be entitled to receive additional Earnout Right RSUs if New Pubco achieves specified volume-weighted average price per share targets of $12.50 per share and $15.00 per share during the six year period following the transaction, subject to continued employment. The Earnout Right RSUs will have the same service-based vesting conditions as the Replacement RSUs to which they relate, as discussed above. The volume-weighted average price per share targets have been treated as market-based vesting conditions and have been factored into the grant date fair value measurement of the Earnout Right RSUs using a Monte Carlo simulation. The compensation cost recognized in this adjustment is equal to the grant date fair value of the Earnout Right RSUs multiplied by the portion of the Earnout Right RSUs that would have service vested if the award had been outstanding at the beginning of the nine months ended September 30, 2020 and the year ended December 31, 2019, respectively using a graded vesting attribution method.

The total compensation cost associated with the vesting of the Replacement RSUs and Earnout Right RSUs will be directly allocated to the noncontrolling interest and Blocker.

(h)

Represents adjustments to incorporate additional intangible assets amortization for the step-up in basis from purchase price accounting (“PPA”) at the closing of the Business Combination. This pro forma adjustment has been proposed assuming the Business Combination happened on the first day of the fiscal year 2019. The following table is a summary of information related to certain intangible assets acquired, including information used to calculate the pro forma change in amortization expenses that is adjusted to General and administrative expenses:

Identifiable intangible assets	Fair value (in thousands)	Useful life (in years)	Amortization expense for the nine months ended September 30, 2020	Amortization expense for the year ended December 31, 2019
Indefinite lived trade name	$156,200	n/a	$—	$—
Broker/customer relationships	226,400	10.0	16,980	22,640
Developed technology	1,000	5.0	150	200

Total	$383,600		$17,130	$22,840

Less: Historical amortization expense			1,888	2,576

Pro forma adjustments			$15,242	$20,264

(i)

FoA has been, and will continue to be, treated as a partnership for U.S. federal and state income tax purposes. As such, FoA’s profits and losses will flow through to its partners, including New Pubco, and are generally not subject to tax at the FoA level. Following the consummation of the Business Combination, New Pubco will be subject to U.S. federal income taxes, in addition to state, local and foreign taxes.

As a result, the pro forma adjustment for provision for income taxes represents tax expense on income that will be taxable in jurisdictions after our corporate reorganization that previously had not been taxable. The adjustment is calculated as pro forma income attributable to New Pubco before income taxes multiplied by the pro forma effective tax rate, which is representative of the blended statutory tax rate, of 26.1%, for the nine months ended September 30, 2020 and for the year ended December 31, 2019.

The table below includes a reconciliation of the blended statutory tax rate applied to each of the pro forma adjustments in arriving at the pro forma effective tax rates discussed above:

U.S Federal Statutory Income Tax Rate	21.00%
Blended State Rate net of Federal Benefit	5.13%

Blended Statutory Tax Rate	26.13%

(j)

Reflects the elimination of net income (loss) of $(23.0) million and $21.7 million for the nine months ended September 30, 2020 and for the year ended December 31, 2019, respectively, attributable to B2R due to the redemption of the CRNCI.

(k)

As described in “Organizational Structure,” upon completion of the Business Combination, New Pubco will control FoA and will have the exclusive right to appoint the board of managers of FoA and will be a holding company with no assets or operations other than its equity interest in FoA.

Assuming no redemptions, New Pubco will initially own approximately 41.5% of the economic interest of FoA, but will have 100% of the voting power and will control the management of FoA. Immediately following the completion of the Business Combination, the ownership percentage held by the noncontrolling interest will be approximately 58.5%.

Assuming maximum redemptions, New Pubco will initially own approximately 35.3% of the economic interest of FoA, but will have 100% of the voting power and will control the management of FoA. Immediately following the completion of the Business Combination, the ownership percentage held by the noncontrolling interest will be approximately 64.7%.

In addition, as discussed above in notes (f) and (g) certain expenses associated with the Amended and Restated Long-Term Incentive Plan will be directly allocated to the noncontrolling interest and Blocker.

(l)

Represents the basic and diluted income per share as a result of the pro forma adjustments for the nine months ended September 30, 2020 and for the year ended December 31, 2019, respectively. The table below presents the pro forma basic and diluted earnings per share for New Pubco:

	Assuming No Redemptions		Assuming Maximum Redemptions
	For the nine months ended September 30, 2020	For the year ended December 31, 2019	For the nine months ended September 30, 2020	For the year ended December 31, 2019
(in thousands, except share-related amounts)
Basic net income per share:
Numerator
Net income	$249,467	$(64,204)	$252,554	$(56,600)
Less: income attributable to noncontrolling interests	154,775	(60,083)	171,617	(52,295)

Net income attributable to holders of Class A Common Stock - basic	$94,692	$(4,121)	$80,937	$(4,305)

	Assuming No Redemptions		Assuming Maximum Redemptions
	For the nine months ended September 30, 2020	For the year ended December 31, 2019	For the nine months ended September 30, 2020	For the year ended December 31, 2019
Denominator
Shares of Class A Common Stock issued to Replay, PIPE Investors and Blocker	79,256,039	79,256,039	67,464,802	67,464,802
Assumed Replacement RSUs legally vested during the period	3,036,914	—	3,301,438	—

Weighted average shares of Class A Common Stock outstanding - basic	82,292,953	79,256,039	70,766,240	67,464,802

Basic net income per share	$1.15	$(0.05)	$1.14	$(0.06)

Diluted net income per share:
Numerator
Net income attributable to holders of Class A Common Stock	$94,692	$(4,121)	$80,937	$(4,305)
Reallocation of net income assuming exchange of Class A Units	114,334	(44,384)	126,776	(38,631)

Net income attributable to holders of Class A Common Stock - diluted (1)	$209,026	$(48,505)	$207,712	$(42,936)

Denominator
Weighted average shares of Class A Common Stock outstanding - basic	82,292,953	79,256,039	70,766,240	67,464,802
Effect of dilutive securities:
Assumed exchange of Class A Units for shares of Class A Common Stock	108,907,047	111,943,961	120,433,760	123,735,198

Weighted average shares of Class A Common Stock outstanding - diluted (2)	191,200,000	191,200,000	191,200,000	191,200,000

Diluted net income (loss) per share	$1.09	$(0.25)	$1.09	$(0.22)

(1)	Assumes the after-tax elimination of noncontrolling interest due to the assumed exchange of all Class A Units outstanding for shares of Class A Common Stock as of the beginning of the period.

(2)

The if-converted method for the diluted weighted average share calculation is used to give effect to the provisions of the Exchange Agreement and assume the Class A Unitholders exchange their units on a one-for-one basis for shares of New Pubco Class A Common Stock.

Diluted income per share was calculated following the if-converted method, which was determined to be more dilutive than applying the treasury stock method for the periods presented. The if-converted method assumes that the Class A Unitholders, representing the noncontrolling interest, exchange their units on a one-for-one basis for shares of New Pubco Class A Common Stock. Following the terms of the A&R LLC Agreement, the Class A Unitholders will initially bear approximately 84% of the cost of the one-time lump sum cash payment to holders of phantom units and any vesting associated with the Replacement RSUs and Earnout Right RSUs prior to any distribution by FoA to such Class A Unitholders. The remaining compensation cost associated with the phantom units, Replacement RSUs and Earnout Right RSUs will be shared by Blocker. As a result of the application of the if-converted method, in arriving at diluted net income per share, the entirety of the compensation cost associated with the phantom units and vesting of the Replacement RSUs and Earnout Right RSUs is assumed to be included in the net income attributable to holders of Class A Common Stock.

(m)

The pro forma adjustments described above do not reflect an elimination of $7.5 million of transaction costs incurred by FoA in its historical unaudited consolidated statements of operations for the nine months ended September 30, 2020.

THE GENERAL MEETING OF REPLAY SHAREHOLDERS

The Replay General Meeting

Replay is furnishing this proxy statement/prospectus to you as part of the solicitation of proxies by its board of directors for use at the general meeting of shareholders to be held on March 25, 2021, and at any adjournment or postponement thereof. This proxy statement/prospectus is first being furnished to Replay’s shareholders on or about February 12, 2021. This proxy statement/prospectus provides you with information you need to know to be able to vote or instruct your vote to be cast at the general meeting.

Date, Time and Place of the General Meeting

The general meeting of shareholders of Replay will be held at 10:00 a.m., Eastern time, on March 25, 2021, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102, or such other date, time and place to which such meeting may be adjourned or postponed, for the purpose of considering and voting upon the Proposals.

In light of the ongoing health concerns relating to the COVID-19 pandemic and to best protect the health and welfare of the Company’s shareholders and personnel, the Company urges that shareholders do not attend the general meeting in person. Shareholders are nevertheless urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

The general meeting is currently scheduled to be held in person as indicated above. However, we are actively monitoring the COVID-19 pandemic and if we determine that it is not possible or advisable to hold the general meeting in person, or to hold the meeting on the time or date or at the location indicated above, we will announce alternative arrangements for the meeting as promptly as practicable, which may include switching to a virtual or telephonic meeting format, or changing the time, date or location of the general meeting. Any such change will be announced via press release and the filing of additional proxy materials with the SEC.

Purpose of the General Meeting

At the Replay general meeting of shareholders, Replay will ask the Replay shareholders to vote in favor of the following Proposals:

•	The Cayman Proposals: separate proposals to approve the Domestication, the Replay LLCA and the Business Combination.

•

The Stock Issuance Proposals: separate proposals to approve, for the purposes of complying with the applicable listing standards of NYSE, issuances of Ordinary Shares, shares of Class A Common Stock and shares of Class B Common Stock in connection with the Transaction Agreement and the PIPE Agreements.

•	The Organizational Documents Proposals: proposals to replace the Existing Organizational Documents, under the Cayman Islands Companies Act, with the Proposed Organizational Documents, under the DGCL.

•	The Incentive Plan Proposal: a proposal to approve and adopt the Incentive Plan to be effective after the Closing of the Business Combination.

•

The Extension Proposal: a proposal to approve an extension of the date by which Replay must consummate an initial business combination to October 8, 2021 (or, if elected by FoA prior to the date this Registration Statement is declared effective under the Securities Act, such other date designated by FoA).

•

The Adjournment Proposal: a proposal to approve the adjournment of the general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Vote of the Sponsor, Directors and Officers of Replay

In connection with our IPO, we entered into an agreement with each of our Sponsor, directors and officers, pursuant to which each agreed to vote any Ordinary Shares owned by them in favor of approval of the Business Combination.

Our Sponsor, directors and officers have waived any redemption rights with respect to Ordinary Shares purchased in our IPO in connection with the Business Combination. The Founder Shares held by our Initial Shareholders have no redemption rights upon Replay’s liquidation and will be worthless if no initial business combination is effected by us by the Outside Date. However, our Initial Shareholders are entitled to redemption rights upon our liquidation with respect to any Public Shares they may hold.

Recommendation of the Replay Board of Directors

Replay’s board of directors believes that each Proposal to be presented at the general meeting is in the best interests of Replay and its shareholders and unanimously recommends that its shareholders vote “FOR” each of the Proposals.

When you consider the recommendation of Replay’s board of directors in favor of approval of the Cayman Proposals, you should keep in mind that certain of Replay’s directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•

the beneficial ownership of Replay’s Sponsor and certain of Replay’s directors of an aggregate of 7,187,500 Founder Shares, which shares would become worthless if Replay does not complete a business combination within the applicable time period, as Replay’s Initial Shareholders have waived any right to redemption with respect to these shares. Such shares have an aggregate market value of approximately $73 million based on the closing price of Ordinary Shares of $10.19 on NYSE on January 28, 2021, the record date for the general meeting of shareholders;

•	Replay’s directors will be reimbursed for any out-of-pocket expenses incurred by them on Replay’s behalf incident to identifying, investigating and consummating a business combination; and

•

the continued indemnification and advancement of expenses of current directors and officers of Replay and the continuation of directors’ and officers’ liability insurance after the Business Combination.

Record Date and Voting

You will be entitled to vote or direct votes to be cast at the general meeting if you owned Ordinary Shares at the close of business on January 28, 2021, which is the record date for the general meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 35,937,500 Ordinary Shares outstanding, of which 28,750,000 are Public Shares and 7,187,500 are Founder Shares held by Replay’s Initial Shareholders.

Replay’s Initial Shareholders have agreed to vote all of their Founder Shares and any Public Shares acquired by them in favor of the Cayman Proposals. Replay’s issued and outstanding Warrants do not have voting rights at the general meeting.

Voting Your Shares

Each Ordinary Share that you own in your name entitles you to one vote on each of the Proposals for the general meeting. Your one or more proxy cards show the number of Ordinary Shares that you own.

If you are a holder of record, there are two ways to vote your Ordinary Shares at the general meeting:

•

You can vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the applicable general meeting(s). If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by Replay’s board of directors. Our board of directors recommends voting “FOR” the Proposals.

•

You can attend the general meeting and vote in person even if you have previously voted by submitting a proxy pursuant to any of the methods noted above. You will be given a ballot when you arrive. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your Ordinary Shares.

No Additional Matters May Be Presented at the General Meeting

The general meeting has been called to consider only the approval of the Cayman Proposals, the Stock Issuance Proposals, the Organizational Documents Proposals, the Incentive Plan Proposal, the Extension Proposal and the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the general meeting, no other matters may be considered at the general meeting if they are not included in this proxy statement, which serves as the notice of the general meeting.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may contact Morrow Sodali LLC:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers can call collect at: (203) 658-9400

Email: RPLA.info@investor.morrowsodali.com

Quorum and Vote Required for the Proposals

A quorum of Replay’s shareholders is necessary to hold a valid meeting. A quorum will be present at the general meeting of shareholders if a majority of the Ordinary Shares outstanding and entitled to vote at the meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.

Approval of each of the Domestication, the Replay LLCA and the Extension Proposal requires that a special resolution be passed in accordance with the Cayman Islands Companies Act, being the affirmative vote of the holders of not less than two-thirds of the Ordinary Shares present and entitled to vote thereon at the general meeting. Approval of the Business Combination and each of the other Proposals requires the affirmative vote of the holders of a majority of the outstanding Ordinary Shares present and entitled to vote thereon at the general meeting.

Abstentions and Broker Non-Votes

Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. Replay believes the Proposals presented to its shareholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the general meeting. Abstentions and Broker non-votes will have no effect on the Proposals.

Revocability of Proxies

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Replay’s secretary, at 767 Fifth Avenue, 46th Floor, New York, NY 10153, prior to the date of the general meeting or by voting in person at the general meeting. Attendance at the general meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to Replay’s secretary at the above address.

Redemption Rights

Pursuant to Replay’s Existing Organizational Documents, any holders of Public Shares may demand that such shares (which shares would become Replay LLC Units in the Domestication, which would then convert into the right to receive shares of Class A Common Stock pursuant to the Replay Merger) be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest (which interest shall be net of taxes payable). If demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of Replay’s IPO as of two business days prior to the consummation of the Business Combination, including interest (which interest shall be net of taxes payable), upon the consummation of the Business Combination. For illustrative purposes, based on funds in the Trust Account of approximately $293.3 million on September 30, 2020, the estimated per share redemption price would have been approximately $10.20.

Redemption rights are not available to holders of Warrants in connection with the Business Combination.

In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern time, on March 23, 2021 (two business days before the general meeting), both:

•	Submit a request in writing that Replay redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, Replay’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attention: Mark Zimkind

E-mail: mzimkind@continentalstock.com

•

Deliver your Public Shares either physically or electronically through DTC to Replay’s transfer agent. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is Replay’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, Replay does not have any control over this process and it may take longer than one week. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Replay’s consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to Replay’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that Replay’s transfer agent return the shares (physically or electronically). You may make such request by contacting Replay’s transfer agent at the phone number or address listed above.

Holders of outstanding Units of Replay must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to Continental Stock Transfer & Trust Company with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC (deposit withdrawal at custodian) system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Prior to exercising redemption rights, shareholders should verify the market price of their Ordinary Shares as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Replay cannot assure you that you will be able to sell your Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Ordinary Shares will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption.

If the Business Combination is not approved and Replay does not consummate an initial business combination by the Outside Date, it will be required to wind up its affairs and subsequently dissolve, and the Warrants will expire worthless.

Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of Ordinary Shares or Warrants in connection with the Business Combination.

Solicitation of Proxies

Replay will pay the cost of soliciting proxies for the general meeting. Replay has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the general meeting. Replay has agreed to pay Morrow Sodali LLC a fee of $25,000. Replay will reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. Replay also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. Replay’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

PROPOSAL NO. 1 — CAYMAN PROPOSALS

PROPOSAL 1(A): THE DOMESTICATION

Overview

Pursuant to the terms and conditions of the Transaction Agreement, Replay, a Cayman Islands exempted company, will deregister as an exempted company in the Cayman Islands and continue and domesticate as a limited liability company under the laws of the State of Delaware (subject to obtaining the requisite approval). To effect the Domestication, Replay will file a declaration or affidavit with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and file a certificate of formation and a certificate of limited liability company domestication with the Secretary of State of the State of Delaware, under which Replay will be domesticated and continue as a Delaware limited liability company. As a result of the Domestication, each currently issued and outstanding Ordinary Share will automatically convert by operation of law, on a one-for-one basis, into one Replay LLC Unit, which will then automatically convert into the right to receive shares of Class A Common Stock pursuant to the Replay Merger.

The Domestication, if approved, will approve a change of Replay’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware. Accordingly, while Replay is currently governed by the Cayman Islands Companies Act, upon Domestication, Replay will be governed by the DLLCA and the Replay LLCA. Following the Domestication, pursuant to the Replay Merger, Replay Merger Sub will be merged with and into Replay, with Replay continuing as the surviving entity and a wholly-owned subsidiary of New Pubco. In connection with the Domestication, each Public Warrant will be converted into the right to receive a warrant to purchase Replay LLC Units, and the Replay LLC Units will be converted in the Replay Merger into the right to receive shares of Class A Common Stock. We urge shareholders to carefully consult the information set out below under the section entitled “Comparison of Corporate Governance and Shareholder Rights.” Additionally, we note that Replay is also asking its shareholders to approve the Organizational Documents Proposals (discussed below), which, if approved, will effectively replace our current Amended and Restated Memorandum and Articles of Association (the “Existing Organizational Documents”) under the Cayman Islands Companies Act with the Amended and Restated Certificate of Incorporation of New Pubco and the Amended and Restated Bylaws of New Pubco (the “Proposed Organizational Documents”) under the DGCL. The Proposed Organizational Documents differ in certain material respects from the Existing Organizational Documents and we urge shareholders to carefully consult the information set out below under “Proposal No. 3 – The Organizational Documents Proposals,” the Existing Organizational Documents, attached hereto as Annex C and the Proposed Organizational Documents, attached hereto as Annex D and E.

Reasons for the Domestication

The Transaction Agreement requires us to consummate the Domestication and approve the Replay LLCA in connection with the Domestication. As permitted by the DLLCA, the Replay LLCA will provide that the Transaction Agreement and related documents, Replay’s execution, delivery and performance of such documents and the consummation of the Replay Merger and the other transactions contemplated by such documents are authorized without further action, vote or approval of the board of managers of Replay, the members of Replay or any other person.

Anticipated Accounting Treatment of the Domestication

There will be no accounting effect or change in the carrying amount of the assets and liabilities of Replay as a result of the Domestication. The business, capitalization, assets and liabilities and financial statements of Replay immediately following the domestication will be the same as those of Replay immediately prior to the domestication.

PROPOSAL 1(B): THE REPLAY LIMITED LIABILITY COMPANY AGREEMENT

If the Cayman Proposals are approved, then, upon the effectiveness of the Domestication, the Ordinary Shares will be converted into Replay LLC Units, and until the consummation of the Replay Merger, Replay will continue as a Delaware limited liability company governed by the Replay LLCA and the DLLCA. The Replay LLCA, if approved, will provide that the business and affairs of Replay are managed by or under the direction of a board of managers, consisting of the individuals comprising Replay’s board of directors immediately prior to the effective time of the Domestication in accordance with Delaware law.

Section 2.07 of the Transaction Agreement requires the Replay Merger to be consummated at the Closing following the consummation of the Domestication at the Closing. As permitted by the DLLCA, the Replay LLCA will provide that the Transaction Agreement and related documents, Replay’s execution, delivery and performance of such documents and the consummation of the Replay Merger and the other transactions contemplated by such documents are authorized without further action, vote or approval of the board of managers of Replay, the members of Replay or any other person. As a result, the Replay Merger will be consummated immediately following the consummation of the Domestication on the day of Closing. Accordingly, the Replay LLCA will be operative only transiently on the day of Closing.

As a result, if the Cayman Proposals are approved, the Replay Merger will be consummated following the Domestication without any further action, vote or approval of Replay’s board of managers or members.

As permitted by the DLLCA, the Replay LLCA, if approved, will provide that each member of Replay submits, to the fullest extent permitted by applicable law, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks jurisdiction, the state or federal courts in the State of Delaware and any appellate court thereof, in any action or proceeding arising out of or relating to the Replay LLCA or the business of Replay (including any claim arising under the internal affairs doctrine). This provision of the Replay LLCA does not provide exclusive jurisdiction to the Court of Chancery of the State of Delaware or any other state court in the State of Delaware where such court does not have jurisdiction, such as actions or proceedings brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder (which actions or proceedings we understand must be brought in federal courts under Section 27 of the Exchange Act). Also, this provision of the Replay LLCA does not apply to actions or proceedings that do not arise out of or are unrelated to the Replay LLCA or the business of Replay Acquisition LLC (including any claim under the internal affairs doctrine), such as actions or proceedings brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder or the Exchange Act or the rules and regulations thereunder. In connection with the submission to such courts in an appropriate action or proceeding, the Replay LLCA, if approved, will provide that each member of Replay waives any objection to venue in such courts and defense of inconvenient forum to the maintenance of such action or proceeding in such courts, in each case, to the fullest extent permitted by applicable law. Members of Replay Acquisition LLC will not be deemed to have waived compliance with the federal securities laws and the rules and regulations thereunder as a result of the forum selection provisions in the Replay LLCA.

In addition, the Replay LLCA, if approved, will contain a provision pursuant to which members of Replay Acquisition LLC waive, to the fullest extent permitted by applicable law, their respective rights to a trial by jury in any action or proceeding arising out of or relating to the Replay LLCA, or the business or affairs of Replay Acquisition LLC (including any claim arising under the internal affairs doctrine). This jury trial waiver does not apply to any claim or cause of action arising out of or relating to the Securities Act or Exchange Act, and does not apply to shareholders of New Pubco in any claim or cause of action arising out of or relating to New Pubco’s organizational documents, business or affairs.

If Replay Acquisition LLC opposed a jury trial demand based on the jury trial waiver contained in the Replay LLCA, the appropriate court would determine whether the waiver was enforceable based on the facts and circumstances of that case in accordance with the applicable state and federal law, including in respect of federal securities laws claims.

This waiver of jury trial provision may limit the ability of a member of Replay Acquisition LLC to bring or demand a jury trial in any claim or cause of action arising out of or relating to the Replay LLCA, or the business or affairs of Replay Acquisition LLC (including any claim arising under the internal affairs doctrine), which may discourage lawsuits with respect to such claims. Alternatively, if a court were to find the waiver of jury trial provision contained in the Replay LLCA to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action, which could harm our business, operating results and financial condition.

PROPOSAL 1(C): THE BUSINESS COMBINATION

The Background of the Business Combination

The terms of the Transaction Agreement are the result of arm’s-length negotiations between representatives of Replay and FoA. The following is a brief discussion of the background of these negotiations, the Transaction Agreement and related transactions.

Replay was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. While Replay was authorized to pursue a business combination in any business, industry or geographical location, it initially focused its search for a target in Argentina and/or Brazil focused on industries that it believed would have favorable prospects and a high likelihood of generating strong risk-adjusted returns for its shareholders. The Business Combination with FoA is the result of an extensive search for a potential transaction utilizing Replay management’s relationships with management teams of public and private companies, investment professionals at private equity firms, family offices and other financial sponsors, owners of private businesses, investment bankers, consultants and attorneys.

In April 2019, Replay completed its IPO of 28,750,000 Units (including 3,750,000 Units sold upon the exercise in full of the underwriters’ over-allotment option), each Unit consisting of one Ordinary Share and one-half of one Warrant to purchase one Ordinary Share, generating gross proceeds of $287.5 million (before underwriting discounts and commissions and offering expenses). Simultaneously with the closing of the IPO (including the exercise of the underwriters’ over-allotment option), Replay completed a private placement of 7,750,000 Private Placement Warrants issued to the Sponsor, generating total proceeds of $7.75 million. A total of $287.5 million from the net proceeds from the IPO and the private placement were placed in the Trust Account.

Except for a portion of the interest earned on the funds held in the Trust Account that may be released to us to pay taxes, none of the funds held in the Trust Account will be released until the earlier of the completion of our initial business combination and the redemption of 100% of our Public Shares if we are unable to consummate a business combination by April 8, 2021 (as such date may be extended pursuant to the Extension Proposal).

Prior to the consummation of the IPO, neither Replay, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with Replay.

From the date of Replay’s IPO through the signing of the Transaction Agreement with FoA on October 12, 2020, members of Replay’s management reviewed self-generated ideas and contacted, and were contacted by, a number of individuals and entities with respect to hundreds of business combination opportunities. As part of this process, representatives of Replay considered and evaluated over 150 potential acquisition targets in a wide variety of industry sectors, and engaged in discussions with senior executives and/or major shareholders of over 30 such potential targets. From the date of Replay’s IPO through August 29, 2020, representatives of Replay submitted non-binding letters of intent to four potential acquisition targets (including FoA) following evaluation of, and discussions with, each such potential acquisition target.

Representatives of Replay engaged in preliminary due diligence and detailed discussions directly with the senior executives and/or major shareholders of each of the four potential business combination targets that received non-binding letters of intent from Replay. Replay did not pursue a potential transaction with potential acquisition targets other than FoA for a variety of factors, including Replay’s views of the target companies’ respective industry, sector and/or business prospects, the target companies’ respective preparedness to become publicly listed, and divergent expectations on timing and/or valuation.

Replay decided to pursue a combination with FoA because it determined that FoA represented a compelling opportunity based upon FoA’s differentiated vertically-integrated structure, product diversity, strong and experienced management team, large addressable markets and significant growth opportunities.

Compared to FoA, Replay and its advisors did not consider the other alternative combination targets to be as compelling when taking into consideration their business prospects, strategy, management teams, structure, likelihood of execution and valuation considerations.

On August 15, 2020, a representative of Credit Suisse introduced Mr. Safra to Chinh Chu, who in turn introduced Mr. Safra to Lance West. During a telephone call, Mr. Chu and Mr. West, who had previously been made aware of FoA’s interest in a potential transaction that would result in FoA becoming publicly traded, presented to Mr. Safra the idea for Replay to pursue a potential transaction with FoA, and Mr. Safra agreed that it made sense to explore the opportunity.

On August 16, 2020, Mr. West introduced Mr. Safra via email to Brian L. Libman, FoA’s Chairman, and suggested that the parties enter into a confidentiality agreement. On August 17, 2020, Replay and FoA signed a confidentiality agreement and FoA provided Replay with a confidential information memorandum regarding FoA’s business. A representative from Blackstone, whose funds collectively are a significant equityholder in FoA, held a call with the Replay management team to provide Blackstone’s perspective on FoA and discuss in preliminary terms a potential transaction. Separately, Mr. Libman had a call with the Replay management team to provide an overview of FoA.

On August 18, 2020, Credit Suisse sent, on Replay’s behalf, a non-binding, preliminary term sheet to representatives of FoA and Blackstone, which proposed, among other things, an equity valuation for FoA of $1,912,000,000 (which would be equivalent to 191.2 million shares of Replay at an assumed $10.00 per share valuation of Replay’s Ordinary Shares), that 50% of the Sponsor’s Founder Shares would be subject to vesting based on the achievement of certain stock price levels (with half of such shares vesting upon achievement of a $12.50 stock price level for 20 trading days in a 30-trading-day period, and the other half of such shares vesting upon achievement of a $15.00 stock price level for 20 trading days in a 30-trading-day period), that all Founder Shares would be subject to a one-year lockup unless a $12.00 stock price level was achieved for 20 trading days in a 30-trading-day period at least 150 days after the consummation of a business combination and that shares issued to FoA’s equityholders would be subject to a six-month lockup. Later that day, and over the course of the remainder of that week, representatives of Blackstone and FoA held discussions and exchanged correspondence with representatives of Replay (including Credit Suisse) to discuss the draft term sheet and related matters, such as timing of a potential transaction, a proposed private placement to be signed in conjunction with the signing of a definitive transaction agreement, and Replay’s access to due diligence materials regarding FoA. Among other things, Replay and FoA agreed as part of these negotiations on an equity valuation for FoA of $1,912,000,000 (which would be equivalent to 191.2 million shares of Replay at an assumed $10.00 per share valuation of Replay’s Ordinary Shares), that 60% of the Sponsor’s Founder Shares would be made subject to vesting as part of the transaction based on the achievement of certain stock price levels (with approximately 58.33% of such shares vesting upon achievement of a $12.50 stock price level for 20 trading days in a 30-trading-day period, and the remainder of such shares vesting upon achievement of a $15.00 stock price level for 20 trading days in a 30-trading-day period), that all Founder Shares would be subject to a one-year lockup regardless of the achievement of any stock price level and that shares issued to FoA’s equityholders would be subject to a six-month lockup.

During this period, FoA continued to provide representatives of Replay with access to information regarding FoA and its business, including by providing Replay with a more detailed confidential information memorandum and by providing management presentations to Replay’s representatives via videoconferences.

On August 20, 2020, the parties agreed on a final, non-binding term sheet, which it was intended would form the basis of negotiations of a more fulsome letter of intent, and as a result of which FoA agreed to provide Replay with access to more detailed due diligence information.

On August 21, 2020, FoA provided Replay and its representatives with access to an online data room, and during the period from August 21, 2020 to August 28, 2020, Replay and its advisors conducted initial business, financial, legal, regulatory, tax, accounting, and cyber due diligence of FoA, based on materials in the data room and several diligence sessions with FoA’s management team via videoconference.

On August 22, 2020, a representative of Blackstone provided Replay with an initial draft of a letter of intent and expense reimbursement letter, with the material terms and conditions of such draft consistent with the final, non-binding term sheet agreed on August 20, 2020. From August 22, 2020 through August 26, 2020, representatives of FoA and Blackstone held numerous discussions with representatives of Replay regarding certain proposed terms of the letter of intent and expense reimbursement letter, and FoA’s legal counsel, Simpson Thacher & Bartlett LLP (“STB”), and Replay’s legal counsel, Greenberg Traurig, LLP (“GT”), exchanged drafts of these documents. During this period, Mr. Safra held discussions with Replay’s independent directors and discussed with them the proposed transaction terms, including the proposed terms of the letter of intent and expense reimbursement letter. On August 26, 2020, the expense reimbursement letter was signed by both parties.

On August 28, 2020, Replay’s board of directors, with members of Replay’s management team present, met via videoconference and discussed the potential transaction.

On August 29, 2020, Replay and FoA agreed upon and signed the non-binding letter of intent, which included an obligation on the part of the parties to negotiate exclusively for a period ending on October 30, 2020.

From August 30, 2020 to September 4, 2020, representatives of Replay, FoA, Blackstone and their respective advisors held calls to discuss marketing documents, timeline and investor targeting for the PIPE, identifying a limited number of institutional investors for potential outreach, and Replay’s advisors began to confidentially contact investors on September 4, 2020.

During the period from September 10, 2020 through October 7, 2020, representatives of Replay and FoA engaged in confidential meetings with potential investors, and provided a draft subscription agreement for the PIPE to certain interested investors.

On September 21, 2020, STB provided GT with an initial draft of the Transaction Agreement. Thereafter, during the weeks of September 21, September 28 and October 5, 2020, representatives of Replay and FoA held multiple calls to discuss the terms of the Business Combination and the provisions of the Transaction Agreement. STB and GT also exchanged updated drafts of the Transaction Agreement and certain related documents and agreements during this period. In addition, GT and certain of the potential PIPE investors exchanged revised drafts of the form of subscription agreement for the PIPE.

During the week of October 5, 2020, the form of the subscription agreement for the PIPE was finalized and representatives of Replay obtained commitments from the PIPE investors.

On October 12, 2020, Replay, with representatives of GT and Replay’s Cayman Islands counsel in attendance, held a meeting of its board of directors via videoconference, with all board members present. Replay’s Cayman Islands counsel provided a presentation on fiduciary duties applicable to Replay’s directors under applicable Cayman Islands law. After considerable review and discussion, the Transaction Agreement, the form of Subscription Agreement and related documents and agreements were unanimously approved by Replay’s board of directors and the board recommended the approval of the Transaction Agreement and the Business Combination. The board also concluded that the fair market value of FoA was equal to at least 80% of the funds held in the Trust Account.

The Transaction Agreement and related documents and agreements were executed on October 12, 2020. Prior to the market open on October 13, 2020, Replay and FoA issued a joint press release announcing the execution of the Transaction Agreement and Replay filed with the SEC a Current Report on Form 8-K announcing the execution of the Transaction Agreement. During the morning of October 13, 2020, representatives of Replay and FoA conducted an investor conference call to announce the Business Combination.

Replay’s Board of Directors’ Reasons for the Approval of the Business Combination

As described under “Background of the Business Combination” above, Replay’s board of directors, in evaluating the Business Combination, consulted with Replay’s management and financial and legal advisors. In reaching its unanimous decision to approve the Transaction Agreement and the transactions contemplated by the Transaction Agreement, Replay’s board of directors considered a range of factors, including, but not limited to, the factors discussed below. In light of the number and wide variety of factors considered in connection with its evaluation of the combination, Replay’s board of directors did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. Replay’s board of directors viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors.

This explanation of Replay’s reasons for the combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section titled “Cautionary Note Regarding Forward-Looking Statements.”

In approving the Business Combination, Replay’s board of directors determined not to obtain a fairness opinion. The officers and directors of Replay have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and concluded that their experience and background, together with experience and sector expertise of Replay’s financial advisors, enabled them to make the necessary analyses and determinations regarding the Business Combination.

Replay’s board of directors considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the Transaction Agreement and the transactions contemplated thereby, including, but not limited to, the following:

•

FoA is highly differentiated within its sector. FoA benefits from a highly differentiated vertically integrated consumer lending platform. It operates as a capital-light business, having an exceptional end-to-end platform with capabilities both to develop loan products to offer to its customer base and, at the same time, to manufacture desirable assets to deliver to its investor base.

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FoA enjoys cycle resistant earnings driven by product diversity and technology. FoA offers a suite of uncorrelated products and has a proven ability to shift resources to take advantage of market opportunities, providing strong downside protection in different rate environments. Also, FoA’s customized technology compares favorably to that of other industry participants and enables FoA’s end-to-end platform.

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FoA is led by a strong and experienced management team. Eight of 13 members of management are founding executives of FoA and have worked together for over 10 years. FoA’s key executives are industry veterans with a strong track record of value creation.

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FoA is built with an emphasis on the highest ethical standards. Importantly, the core values of FoA are rooted in providing best-in-class customer experience anchored in integrity by putting the customer first.

•

FoA is supported by secular tailwinds. FoA is well-positioned in large addressable markets across all of its core products. These markets are in the early innings of important demographic shifts, including the current low interest rate environment (~88% of $11 trillion mortgage debt outstanding is in-the-money for a refinancing), a positive trend in new household formation, the new millennial homebuyer, and significant untapped equity among seniors, for example.

•

FoA is also supported by multiple avenues for growth. FoA sees many opportunities for continued expansion through new product development and mergers and acquisitions – a demonstrated competency given that FoA has successfully completed 15 acquisitions since inception.

•	FoA is coming to the public markets at an attractive valuation. At announcement, FoA’s pro forma equity value of approximately $1.9 billion implied a 9.1x multiple of 2021 expected Adjusted Net

Income, based on management’s earnings projections. There is, however, significant upside to these projections across market growth, margins and the resulting product contribution assumptions over the near term. For example, using alternative sources for assumptions concerning market size and gain on sale margin from those utilized in FoA’s base case, the implied valuation multiple would be reduced to 4.3x 2021 expected Adjusted Net Income. Further adjusting for FoA’s expected cash tax rate of 8.5% from the 25% assumed in the base case would reduce the implied valuation multiple to 3.5x. As a result, we believe the transaction’s pro forma valuation represents an attractive entry point into the business.

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The transaction presents strong alignment of interests. Existing equityholders in FoA (including the Blackstone Investors and BL Investors) and FoA management will be collectively retaining approximately 70% of the equity (on a basis that assumes no redemptions by Replay’s Public Shareholders and excludes shares of Class A Common Stock held by the Sponsor following the Business Combination that are subject to vesting and forfeiture), as they remain focused on continuing to build shareholder value over the long-term. Also, 60% of the Sponsor promote has been deferred and is subject to share price hurdles.

Replay’s board of directors also considered a variety of uncertainties and risk and other potentially negative factors concerning the Business Combination including, but not limited to, the following:

•	FoA’s valuation relative to its peers, as well as appropriate valuation metrics;

•	FoA’s expected performance under a more normalized operating scenario in the coming years, in particular with respect to prevailing interest rates and margins;

•	FoA’s ability to continue acquiring and integrating going forward;

•	The credit profile in products and services offered by FoA;

•	The risk of increased competition from new entrants, including tech-based companies, or existing players, given the highly profitable current operating environment;

•	The risks associated with the assets held on FoA’s balance sheet;

•	The potential impact from changes in the political and regulatory environment, particularly in relation to government-sponsored enterprises;

•	Potential disruption to the normal functioning of the securitizations market;

•	The impact of the COVID-19 pandemic on FoA’s business and on its counterparties, liquidity and employees;

•	The interests of Replay’s directors and officers in the Business Combination (see “—Interests of Replay’s Directors and Officers in the Business Combination”); and

•	Various other risk factors associated with the business of FoA, as described in the section entitled “Risk Factors” appearing elsewhere in this document.

In connection with analyzing the Business Combination, Replay’s management reviewed and compared, using publicly available information, certain current, projected and historical financial information for FoA corresponding to current and historical financial information, ratios and public market multiples for certain companies believed by Replay’s management, based on its experience and judgment, to be comparable to FoA. None of such companies is identical to or directly comparable with FoA.

Replay’s board of directors also considered the Business Combination in light of the investment criteria set forth in Replay’s final prospectus for its IPO including, without limitation, that based upon Replay’s analyses and due diligence, FoA has the potential to be a market leader and has substantial future growth opportunities, all of which Replay’s board of directors believed have a strong potential to create meaningful stockholder value following the consummation of the Business Combination.

The above discussion of the material factors considered by Replay’s board of directors is not intended to be exhaustive but does set forth the principal factors considered by Replay’s board of directors.

Unaudited Prospective Financial Information of FoA

FoA does not as a matter of course make public projections as to future revenue, earnings or other results. However, FoA’s senior management prepared and provided to Replay certain internal, unaudited prospective financial information in connection with the evaluation of the Business Combination. FoA’s senior management prepared such financial information based on its judgement and assumptions regarding the future financial performance of FoA. The inclusion of the below information should not be regarded as an indication that FoA or any other recipient of this information considered or now considers it to be necessarily predictive of actual future results.

The unaudited prospective financial information is subjective in many respects. As a result, there can be no assurance that the prospective results will be realized or that actual results will not be significantly higher or lower than estimated. Since the unaudited prospective financial information covers multiple years, that information by its nature becomes less predictive with each successive year.

While presented in this proxy statement/prospectus with numeric specificity, the information set forth in the summary below was based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of FoA’s management, including, among other things, the matters described in the sections entitled “Forward-Looking Statements” and “Risk Factors.” FoA believes the assumptions in the prospective financial information were reasonable at the time the financial information was prepared, given the information that FoA had at the time. However, important factors that may affect actual results and cause the results reflected in the prospective financial information not to be achieved include, among other things, risks and uncertainties relating to FoA’s business, industry performance, the regulatory environment, and general business and economic conditions. The prospective financial information also reflects assumptions as to certain business decisions that are subject to change. The unaudited prospective financial information was not prepared with a view toward public disclosure or compliance with the published guidelines of the SEC, or the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of financial forecasts but, in the view of FoA’s management, was prepared on a reasonable basis, reflected the best available estimates and judgments at the time of preparation, and presented, to the best of FoA management’s knowledge and belief, the expected course of action and the expected future financial performance of FoA. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement/prospectus are cautioned not to place undue reliance on the prospective financial information.

No independent auditors have audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the accompanying prospective financial information and, accordingly, none of FoA, Replay or any of their independent auditors express an opinion or any other form of assurance with respect thereto or the achievability thereof, and assume no responsibility for, and disclaim any association with, the prospective financial information. The audit reports included in this proxy statement/prospectus relate to historical financial information. They do not extend to the prospective financial information and should not be read to do so.

Except as required by applicable securities laws, FoA does not intend to make publicly available any update or other revision to the prospective financial information. The prospective financial information does not take into account any circumstances or events occurring after the date that such information was prepared. None of FoA, Replay nor any of their respective affiliates, officers, directors, advisors or other representatives has made or makes any representation to any Replay shareholder or any other person regarding ultimate performance compared to the information contained in the prospective financial information or that financial and operating results will be achieved.

Although certain of the measures included in the prospective financial information have not been prepared in accordance with GAAP, the prospective financial information is being disclosed to comply with the anti-fraud and other liability provisions of the federal securities laws and, as such, the financial measures included therein are excluded from the definition of non-GAAP financial measures under applicable SEC rules and are therefore not subject to Item 10(e) of Regulation S-K and Regulation G. Accordingly, we have not provided a reconciliation of the financial measures.

The following table sets forth certain summarized prospective financial information for FoA for 2020, 2021 and 2022:

(USD in millions)	2020E	2021E	2022E
Revenue	$1,565	$1,489	$1,621
Adj. EBITDA(1)	$478	$311	$396
Adj. Net Income(2)	$293	$211	$273

The following table sets forth the same summarized prospective financial information for FoA for 2020, 2021 and 2022, except the projections for 2021 and 2022 show FoA management’s upside case if current gain on sale margins remain at current levels:

(USD in millions)	2020E	2021E	2022E
Revenue	$1,565	$1,754	$1,893
Adj. EBITDA(1)	$478	$577	$667
Adj. Net Income(2)	$293	$410	$476

(1)

We define Adjusted EBITDA as earnings before change in fair value of loans and securities held for investment, interest on non-funding debt, depreciation, amortization and other impairments, other fair value adjustments on earnouts, share-based compensation, change in fair value of minority investments and certain non-recurring costs.

(2)	We define Adjusted Net Income as net income before non-controlling interest minus a provision for income taxes assuming a 25% effective tax rate.

The foregoing projections were prepared using a number of assumptions, including the following assumptions that FoA’s management believed to be material:

•	Mortgage market size based on the Mortgage Bankers Association September 2020 Mortgage Finance Forecast, which assumes an increase in interest rates in 2021.

•	Normalization of gain on sale margins to historical levels starting January 1, 2021.

•	Adjusted Net Income assumes a tax rate of 25% applied to projections.

•	Upside from product innovation and M&A not included in financial projections.

•	Forward originations market share of 0.9%, 1.5% and 1.8% for 2020, 2021 and 2022, respectively.

Interests of Replay’s Directors and Officers in the Business Combination

When you consider the recommendation of Replay’s board of directors in favor of approval of the Cayman Proposals, you should keep in mind that certain of Replay’s directors and officers have interests in the Business Combination that are different from, or in addition to, your interests as a shareholder or warrantholder. These interests include, among other things:

•

the beneficial ownership of Replay’s Sponsor and certain of Replay’s directors of an aggregate of 7,187,500 Founder Shares, which shares would become worthless if Replay does not complete a business combination within the applicable time period, as Replay’s Initial Shareholders have waived any right to redemption with respect to these shares. Such shares have an aggregate market value of approximately $73 million based on the closing price of Ordinary Shares of $10.19 on NYSE on January 28, 2021, the record date for the general meeting of shareholders;

•	Replay’s directors will be reimbursed for any out-of-pocket expenses incurred by them on Replay’s behalf incident to identifying, investigating and consummating a business combination; and

•

the continued indemnification and advancement of expenses of current directors and officers of Replay and the continuation of directors’ and officers’ liability insurance after the Business Combination.

Potential Actions to Secure Requisite Shareholder Approvals

In connection with the shareholder vote to approve the Business Combination, the Sponsor and Replay’s directors, officers, advisors or their affiliates may privately negotiate transactions to purchase Ordinary Shares from shareholders who would have otherwise elected to have their shares redeemed in conjunction with the Business Combination for a per-share pro rata portion of the Trust Account. None of the Sponsor or Replay’s directors, officers, advisors or their affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller. Such a purchase of shares may include a contractual acknowledgement that such shareholder, although still the record holder of the Ordinary Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor or Replay’s directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from Public Shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the Trust Account. The purpose of such share purchases would be to increase the likelihood of obtaining shareholder approval of the Business Combination or to satisfy a closing condition in the Transaction Agreement.

Ownership After the Closing

It is anticipated that, upon the Closing and (i) assuming no redemptions by Replay’s Public Shareholders and (ii) not taking into account the Public Warrants that will remain outstanding following the Business Combination and may be exercised at a later date, the Earnout Securities and the shares expected to be issued or reserved under the Incentive Plan, the ownership of New Pubco will be as follows:

•

the Public Stockholders collectively will own 28,750,000 shares of Class A Common Stock, representing an approximate 36.3% economic interest in New Pubco and an approximate 14.7% voting interest in New Pubco;

•

the Sponsor will own 3,704,000 shares of Class A Common Stock (excluding the 1,000,000 shares of Class A Common Stock to be purchased pursuant to the PIPE Agreements) and an additional 4,258,500 shares of Class A Common Stock subject to vesting and forfeiture that have no economic rights before vesting, representing an approximate 4.7% economic interest in New Pubco and an approximate 4.1% voting interest in New Pubco;

•

the Continuing Unitholders collectively will own Class B Common Stock and 111,943,961 FoA Units (excluding the 4,300,000 shares of Class A Common Stock to be purchased pursuant to the PIPE Agreements), representing no economic interest in FoA, an approximate 57.3% voting interest in New Pubco and 58.5% economic interest in FoA;

•

the Continuing Stockholders collectively will own 21,802,039 shares of Class A Common Stock, representing an approximate 27.5% economic interest in New Pubco and an approximate 11.2% voting interest in New Pubco;

•

the investors in the PIPE Agreements (including the Principal Stockholders and the Sponsor) collectively will own 25,000,000 shares of Class A Common Stock purchased pursuant to the PIPE Agreements, representing an approximate 31.5% economic interest in New Pubco and an approximate 12.8% voting interest in New Pubco; and

•

New Pubco will own 79,256,039 FoA Units and an additional 4,258,500 FoA Units subject to vesting and forfeiture that have no economic rights before vesting, representing an approximate 41.5% economic interest in New Pubco.

If we assume that 14,044,661 Ordinary Shares are redeemed by Replay’s Public Shareholders and not taking into account the Public Warrants that will remain outstanding following the Business Combination and may be exercised at a later date, the Earnout Securities and the shares expected to be issued or reserved under the Incentive Plan, the ownership of New Pubco will be as follows:

•

the Public Stockholders collectively will own 14,705,339 shares of Class A Common Stock, representing an approximate 21.8% economic interest in New Pubco and an approximate 7.5% voting interest in New Pubco;

•

the Sponsor will own 3,704,000 shares of Class A Common Stock (excluding the 1,000,000 shares of Class A Common Stock to be purchased pursuant to the PIPE Agreements) and an additional 4,258,500 shares of Class A Common Stock subject to vesting and forfeiture that have no economic rights before vesting, representing an approximate 5.5% economic interest in New Pubco and an approximate 4.1% voting interest in New Pubco;

•

the Continuing Unitholders collectively will own Class B Common Stock and 123,735,198 FoA Units (excluding the 4,300,000 shares of Class A Common Stock to be purchased pursuant to the PIPE Agreements), representing no economic interest in New Pubco, an approximate 63.3% voting interest in New Pubco and 64.7% economic interest in FoA;

•

the Continuing Stockholders collectively will own 24,055,463 shares of Class A Common Stock, representing an approximate 35.7% economic interest in New Pubco and an approximate 12.3% voting interest in New Pubco;

•

the investors in the PIPE Agreements (including the Principal Stockholders and the Sponsor) collectively will own 25,000,000 shares of Class A Common Stock purchased pursuant to the PIPE Agreements, representing an approximate 37.1% economic interest in New Pubco and an approximate 12.8% voting interest in New Pubco; and

•

New Pubco will own 67,464,802 FoA Units and an additional 4,258,500 FoA Units subject to vesting and forfeiture that have no economic rights before vesting, representing an approximate 35.3% economic interest in New Pubco.

Please see the sections entitled and “Selected Unaudited Pro Forma Condensed Combined Consolidated Financial Information” and “Security Ownership of Certain Beneficial Owners and Management” for further information.

Redemption Rights

Under our Existing Organizational Documents, holders of our Ordinary Shares may elect to have their shares (which shares would become Replay LLC Units in the Domestication, which would then convert into the right to receive shares of Class A Common Stock pursuant to the Replay Merger) redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest (which interest shall be net of taxes payable), by (b) the total number of Ordinary Shares included as part of the Units issued in the IPO. However, Replay will not redeem any Public Shares to the extent that such redemption would result in Replay having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001. As of September 30, 2020, this would have amounted to approximately $10.20 per Ordinary Share. Under the Existing Organizational Documents, in connection with an initial business combination, a Public Shareholder, together with any affiliate or any other person with whom such shareholder is acting in concert of as a “group” (as defined under Section 13(d)(3) of the Exchange Act), is restricted from seeking redemption rights with respect to more than 15% of the Public Shares.

If a holder exercises its redemption rights, then such holder will be exchanging its Ordinary Shares for cash and will no longer own Ordinary Shares and will not participate in the future growth of Replay, if any. Such a holder will be entitled to receive cash for its Public Shares only if it properly demands redemption and delivers its shares (either physically or electronically) to Replay’s transfer agent in accordance with the procedures described herein. See the section entitled “The General Meeting of Replay Shareholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of Ordinary Shares or Warrants in connection with the Business Combination.

Regulatory Approvals Required for the Business Combination

Completion of the Business Combination is subject to various regulatory notices and approvals, including under the HSR Act, and to or from federal, state and other governmental mortgage and insurance authorities, including mortgage and/or insurance authorities in all 50 states, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Fannie Mae, Freddie Mac, Ginnie Mae, the U.S. Department of Housing and Urban Development, the U.S. Department of Agriculture, the U.S. Department of Veterans Affairs, the Securities and Exchange Commission and the Financial Industry Regulatory Authority (collectively, the “Required Regulatory Approvals”). The parties have agreed to use their reasonable best efforts to obtain all Required Regulatory Approvals.

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Under the HSR Act and related rules, the Business Combination may not be completed until notifications have been filed with and certain information has been furnished to applicable governmental authorities and all statutory waiting period requirements have been satisfied. On November 4, 2020, the request for early termination of the waiting period under the HSR Act with respect to the Business Combination was granted by the Federal Trade Commission.

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Other than certain notices that cannot be provided until approvals have been received from other authorities, FoA has submitted all requisite notices or applications for consent required to be made for the Business Combination.

While FoA has satisfied its notification obligations with respect to, or received approvals from, numerous governmental authorities, including state authorities, the U.S. Department of Housing and Urban Development, the U.S. Department of Agriculture and the U.S. Department of Veterans Affairs, there can be no assurances that the other regulatory approvals discussed above that remain outstanding will be received on a timely basis, or as to the ability of the parties to obtain the approvals on satisfactory terms or the absence of litigation challenging such approvals.

Accounting Treatment of the Business Combination

The Business Combination will be accounted for using the acquisition method under the provisions of ASC 805, with Replay being considered the acquiring entity and FoA being considered the acquiree. For accounting purposes, the acquirer is the entity that has obtained control of another entity and thus, consummated a business combination. The determination of whether control has been obtained begins with the evaluation of whether control should be evaluated based on the variable interest or voting interest model pursuant to ASC 810. As defined by US GAAP, if the acquiree is a variable interest entity, the primary beneficiary would always be the accounting acquirer. FoA meets the definition of a variable interest entity and New Pubco, a wholly owned subsidiary of Replay, has been determined to be the primary beneficiary. As a result, Replay is considered to be the accounting acquirer.

THE TRANSACTION AGREEMENT

This section of the proxy statement/prospectus describes the material provisions of the Transaction Agreement, but does not purport to describe all of the terms of the Transaction Agreement. This summary is qualified in its entirety by reference to the Transaction Agreement, a copy of which is attached as Annex A hereto.

The Business Combination

On October 12, 2020, Replay, FoA, New Pubco, Replay Merger Sub, Blocker Merger Sub, Blocker, Blocker GP and the Sellers entered into the Transaction Agreement, pursuant to which Replay agreed to combine with FoA in a series of transactions that will result in New Pubco becoming a publicly-traded company on NYSE and controlling FoA in an “UP-C” structure. The terms of the Transaction Agreement, which contains customary representations and warranties, covenants, closing conditions, termination provisions and other terms relating to the transactions contemplated thereby, are summarized below. Capitalized terms used in this section but not otherwise defined herein have the meanings given to them in the Transaction Agreement.

The Structure of the Business Combination

The Business Combination encompasses a series of transactions to effect an “UP-C” structure, pursuant to which, among other things:

(i)

Replay will effect the Domestication, whereby (A) each Ordinary Share outstanding immediately prior to the Domestication will be converted into a Replay LLC Unit and (B) Replay will be governed by the Replay LLCA;

(ii)	the Sellers and Blocker GP will sell to Replay FoA Units in exchange for cash;

(iii)

the Replay Merger will occur, with each Replay LLC Unit outstanding immediately prior to the effectiveness of the Replay Merger being converted into the right to receive one share of Class A Common Stock;

(iv)	Blocker will be converted from a Delaware limited partnership to a Delaware limited liability company;

(v)

the Blocker Merger will occur, with each Blocker Share outstanding immediately prior to the effectiveness of the Blocker Merger being converted into the right to receive a combination of shares of Class A Common Stock and cash;

(vi)	Blocker GP will contribute its remaining FoA Units to New Pubco in exchange for shares of Class A Common Stock, after which New Pubco will contribute such FoA Units to Blocker; and

(vii)

New Pubco will issue to the Sellers shares of Class B Common Stock, which will have no economic rights but will entitle each holder of at least one such share (regardless of the number of shares so held) to a number of votes that is equal to the aggregate number of FoA Units held by such holder on all matters on which stockholders of New Pubco are entitled to vote generally.

As a result of the Business Combination, among other things:

(i)	New Pubco will indirectly hold (through Replay and Blocker) FoA Units and will have the sole and exclusive right to appoint the board of managers of FoA;

(ii)	the Sellers will hold (A) FoA Units that are exchangeable on a one-for-one basis for shares of Class A Common Stock and (B) shares of Class B Common Stock; and

(iii)	the Continuing Stockholders will, directly or indirectly, hold shares of Class A Common Stock.

Closing

Unless the parties otherwise mutually agree in writing, the Closing will take place on the date that is no later than the second Business Day after the date on which all of the closing conditions have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing) (such date, the “Closing Date”). See “The Transaction Agreement—Conditions to Closing the Business Combination” for a description of the closing conditions.

On the Closing Date, among other actions, (i) Replay will make the filings necessary to effect the Domestication, (ii) Replay will file a certificate of merger with respect to the Replay Merger with the Secretary of State of the State of Delaware, (iii) Blocker and Blocker GP will file a certificate of conversion with respect to the conversion of Blocker from a limited partnership to a limited liability company with the Secretary of State of the State of Delaware and (iv) Blocker will file a certificate of merger with respect to the Blocker Merger with the Secretary of State of the State of Delaware.

As of the date of this proxy statement/prospectus, the parties expect that the Closing will occur during the first half of 2021. However, there can be no assurances as to when or if the Closing will occur.

If the Closing does not occur prior to the Outside Date, the Transaction Agreement may be terminated by the Seller Representative or FoA, subject to the limitations described in “The Transaction Agreement—Termination of the Transaction Agreement.”

Consideration to be Received in the Business Combination

The aggregate consideration payable or issuable to Blocker GP, the Sellers and the Blocker Shareholders in connection with the Business Combination will consist of, as applicable, (a) the aggregate amount of FoA Units Cash Consideration (as defined below), (b) the aggregate number of Seller Class B Shares (as defined below), (c) the aggregate amount of Blocker Merger Consideration (as defined below), and (d) the Earnout Securities. In addition, in exchange for the FoA Units that Blocker GP will contribute to New Pubco, New Pubco will issue to Blocker GP a number of shares of Class A Common Stock equal to the number of FoA Units so contributed.

Please see subsection (e) below for a list of certain definitions used in this section.

(a)    FoA Units Cash Consideration

Replay will purchase from Blocker GP and each Seller a number of FoA Units equal to such Person’s Sold FoA Units in exchange for the payment to such Person of cash in an amount equal to such Person’s FoA Units Cash Consideration.

(b)    Seller Class B Shares

New Pubco will issue to each Seller one share of Class B Common Stock (as to each Seller, such Seller’s “Seller Class B Shares”), which will have no economic rights but will entitle each holder of at least one such share (regardless of the number of shares so held) to a number of votes that is equal to the aggregate number of FoA Units held by such holder on all matters on which stockholders of New Pubco are entitled to vote generally.

(c)    Blocker Merger Consideration

Upon the effectiveness of the Blocker Merger, by virtue of the Blocker Merger, each Blocker Share that is issued and outstanding immediately prior to the effectiveness of the Blocker Merger will be automatically converted into the right to receive the Blocker Merger Consideration.

(d)    Earnout Securities

Following the Closing, New Pubco and FoA collectively will issue up to an aggregate of 18,000,000 Earnout Securities to the Blocker Shareholders (in the case of issuances by New Pubco) and to Blocker GP and the Sellers (in the case of issuances by FoA) as follows:

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9,000,000 Earnout Securities, in the aggregate, in the event that the average trading price of the Class A Common Stock is $12.50 or greater for any 20 trading days within a period of 30 consecutive trading days prior to the sixth anniversary of the Closing (the date when the foregoing is first satisfied, the “First Earnout Achievement Date”); and

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9,000,000 Earnout Securities, in the aggregate, in the event that the average trading price of the Class A Common Stock is $15.00 or greater for any 20 trading days within a period of 30 consecutive trading days prior to the sixth anniversary of the Closing (the date when the foregoing is first satisfied, the “Second Earnout Achievement Date”).

Such Earnout Securities will also become issuable under certain circumstances if an agreement with respect to a sale of New Pubco (a “New Pubco Sale”) is entered into prior to the sixth anniversary of the Closing.

(e)    Certain Definitions

“Blocker Merger Consideration” means:

(i) a number of validly issued, fully-paid and nonassessable shares of Class A Common Stock equal to the quotient of (x) the product of (1) the number of FoA Units owned by Blocker as of immediately prior to the Closing multiplied by (2) the difference of (A) 100% minus (B) the Sale Percentage divided by (y) the number of Blocker Shares issued and outstanding immediately prior to the effectiveness of the Blocker Merger; and

(ii) an amount in cash equal to the quotient of (x) the product of (1) the Pre-Closing Replay Cash multiplied by (2) the quotient of (A) the number of FoA Units owned by Blocker as of immediately prior to the Closing divided by (B) the Pre-Closing Outstanding FoA Units divided by (y) the number of Blocker Shares issued and outstanding as of immediately prior to the effectiveness of the Blocker Merger.

“Equity Value Amount” means (i) (A) $1,912,000,000 minus (B) the Equity Value Reduction Amount, if any, divided by (ii) $10.

“Equity Value Reduction Amount” means an amount equal to the excess, if any, of (a) the aggregate principal amount outstanding as of 12:01 a.m. on the Closing Date of any senior notes that were issued by FoA or any of its subsidiaries after the date of the Transaction Agreement over (b) $350,000,000; provided, that any such excess will be reduced dollar-for-dollar by the aggregate amount of all cash used to repay any indebtedness of FoA or its subsidiaries at, prior to or in connection with the Closing.

“FoA Units Cash Consideration” means, as to Blocker GP or a given Seller, as applicable, an amount in cash equal to the product of (i) the Pre-Closing Replay Cash multiplied by (ii) the quotient of (A) the number of FoA Units owned by such Person as of immediately prior to the Closing divided by (B) the Pre-Closing Outstanding FoA Units.

“Founder Shares” means (i) the 7,187,500 Ordinary Shares that were purchased in a private placement prior to Replay’s initial public offering; and (ii) following the Replay Merger, the 7,187,500 shares of Class A Common Stock into which the aggregate amount of Ordinary Shares referred to in clause (i) will be converted pursuant to the Replay Merger.

“Pre-Closing Outstanding FoA Units” means the total number of FoA Units outstanding as of immediately prior to the Closing.

“Pre-Closing Replay Cash” means the gross amount of the cash paid by the PIPE Investors to Replay pursuant to the PIPE Agreements plus the amount of cash held by Replay inside or outside of the Trust Account, less the amount of cash to be paid from the Trust Account to Redeeming Shareholders.

“Sale Percentage” means the quotient (expressed as a percentage) of: (i) a number of FoA Units equal to the sum of (x) the number of Ordinary Shares outstanding as of immediately prior to the Domestication (and excluding 4,258,500 Ordinary Shares (i.e., a number of Ordinary Shares equal to 60% of the number of Founder Shares held by the Sponsor)), plus (y) the number of shares of Class A Common Stock held by PIPE Investors as of immediately prior to the Domestication, which number of FoA Units will also be reduced by the number of Ordinary Shares for which Redeeming Shareholders have validly requested redemption, divided by (ii) the Equity Value Amount.

“Sold FoA Units” means, as to Blocker GP or a given Seller, as applicable, a number of FoA Units equal to the product of (i) the number of FoA Units owned by such Person as of immediately prior to the Closing multiplied by (ii) the Sale Percentage.

Set forth below is an illustrative calculation of the Sold FoA Units, the FoA Units Cash Consideration, the Seller Class B Shares and the Blocker Merger Consideration. Such illustrative calculation is based on a number of assumptions, which are set forth in the next paragraph and in footnotes to the below table, and there can be no certainty or assurance that the illustrative calculation will reflect the actual consideration that is received in the Business Combination.

For purposes of the illustrative calculation, it is assumed that: (i) the Pre-Closing Replay Cash is equal to $537,500,000; (ii) there are 191,200,000 Pre-Closing Outstanding FoA Units; (iii) the Sale Percentage is equal to 31.8%; and (iv) there are no redemptions by Replay’s Public Shareholders. Dollar and share/unit amounts are rounded down to the nearest whole dollar or share/unit (as applicable).

	BX Sellers(1)	BL Sellers(2)	Other Sellers(3)	Blocker GP	Blocker Shareholders(4)
Sold FoA Units	20,554,263	18,704,763	1,741,314	1,141,578	—
FoA Units Cash Consideration(5)	$205,542,639	$187,047,635	$17,413,144	$11,415,782	—
Seller Class B Shares	2	2	3	—	—
Blocker GP Class A Shares(6)	—	—	—	2,424,538	—
Blocker Merger Consideration(7)	—	—	—	—	$75,753,966 16,088,987 shares of Class A Common Stock

(1)	As used in the above table, “BX Sellers” means, collectively, BTO Urban and ESC. All amounts shown are aggregate amounts with respect to the BX Sellers collectively.
(2)	As used in the above table, “BL Sellers” means, collectively, Family Holdings and TMO. All amounts shown are aggregate amounts with respect to the BL Sellers collectively.
(3)	As used in the table above, “Other Sellers” means, collectively, L&TF, Management Holdings and Joe Cayre. All amounts shown are aggregate amounts with respect to the Other Sellers collectively.
(4)	All amounts shown are aggregate amounts with respect to the Blocker Shareholders collectively.
(5)	On a per-FoA Unit basis, the FoA Units Cash Consideration is expected to be equal to approximately $10.00.
(6)

The Blocker GP Contribution will be effected on a one-for-one basis, with Blocker GP receiving an aggregate number of Blocker GP Class A Shares equal to the aggregate number of FoA Units contributed to New Pubco.

(7)	On a per-Blocker Share basis, the Blocker Merger Consideration is expected to be equal to approximately $3.21 in cash and 0.68 shares of Class A Common Stock.

Following the entry into the Transaction Agreement, a subsidiary of FoA issued senior notes in an aggregate principal amount of $350 million. In the event that FoA or any of its subsidiaries were to issue additional senior notes such that the aggregate principal amount of the previously issued senior notes, together with the aggregate principal amount of the additional senior notes, would exceed $350 million, then the Equity Value Reduction Amount would equal the amount of such excess, which would result in (1) a reduction in the number of FoA Units sold by the Sellers and Blocker GP, (2) the amount of FoA Units Cash Consideration to be received by the Sellers and Blocker GP and (3) a change in the ratio of shares of Class A Common Stock and cash received by the Blocker Shareholders so that such Blocker Shareholders would receive more Class A Common Stock and less cash. The reduction in cash to the Sellers, Blocker GP and the Blocker Shareholders will be pro rata based on their percentages of FoA Units held following the Pre-Closing Reorganization.

Conduct of Business Covenants

During the period from the date of the Transaction Agreement through the earlier of the Closing and the termination of the Transaction Agreement in accordance with its terms (the “Interim Period”), subject to certain exceptions (including in response to COVID-19), without the prior written consent of Replay (which consent shall not be unreasonably withheld, delayed or conditioned), FoA must use commercially reasonable efforts to (i) conduct its business in the ordinary course of business consistent with past practice in all material respects, (ii) keep intact its business in all material respects and (iii) preserve relationships with material customers and suppliers in all material respects.

In addition to the general covenants above, during the Interim Period, subject to certain exceptions (including in response to COVID-19), without the prior written consent of Replay (which consent shall not be unreasonably withheld, delayed or conditioned), FoA and its operating subsidiaries may not:

•	amend their organizational documents;

•

incur any indebtedness for borrowed money or issue any debt securities, other than (i) indebtedness between FoA and any of its subsidiaries or between one subsidiary of FoA and another subsidiary of FoA, (ii) indebtedness incurred in the ordinary course of business, (iii) indebtedness incurred under instruments of indebtedness existing as of the date of the Transaction Agreement, (iv) indebtedness that will be repaid on or before the Closing Date, (v) indebtedness incurred in connection with FoA’s lending business, (vi) other indebtedness in an aggregate amount not to exceed $150,000,000 or (vii) the senior unsecured notes offering that closed on November 5, 2020;

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create any encumbrances on any of the assets material to FoA and its subsidiaries (other than certain permitted encumbrances), other than as required by instruments of indebtedness existing as of the date of the Transaction Agreement or any indebtedness incurred after the date of the Transaction Agreement permitted in accordance with the bullet immediately above;

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make any material change in accounting methods, other than as required by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization;

•

other than in the ordinary course of business, (i) make or change any material tax election, (ii) adopt or change any accounting method with respect to taxes other than as required by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, (iii) surrender any right to claim a refund of material taxes or (iv) consent to any extension or waiver of the limitations period applicable to any material tax claim or assessment;

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sell, assign, transfer, exclusively license, allow to expire or lapse or otherwise dispose of any of the properties, rights or assets that are material, individually or in the aggregate, to FoA and its subsidiaries taken together as a whole, other than (A) properties, rights or assets having a value not in excess of $50,000,000 in the aggregate, and (B) properties, rights or assets (including loans, mortgage servicing rights or interests therein) in the ordinary course of business;

•	with respect to FoA only, reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of FoA’s capital stock;

•	except with respect to wholly owned subsidiaries of FoA, adopt a plan of complete or partial liquidation, dissolution, merger, division transaction, consolidation or recapitalization;

•	grant any equity or equity based compensation awards outside of the ordinary course of business; or

•	authorize any of, or commit or agree to take, whether in writing or otherwise, any of, the foregoing actions.

Notwithstanding the foregoing restrictions, during the Interim Period, FoA and its subsidiaries may declare and pay dividends or other distributions to their equityholders, and may redeem or repurchase equity securities of FoA and its subsidiaries, so long as, after giving effect to such dividends, distributions, redemptions and repurchases but before giving effect to the payment of any transaction expenses of FoA or Replay, the cash held by FoA and its subsidiaries as of the last day of the month in which the Closing is expected to occur would reasonably be expected to be equal to at least $250.0 million.

During the Interim Period, Replay must operate in the ordinary course of business as a blank check company and not engage in any operations or practices other than in connection with its status as a blank check company or the Business Combination.

In addition to the general covenants above, during the Interim Period, without the prior written consent of FoA (which consent shall not be unreasonably withheld, delayed or conditioned), Replay and subsidiaries may not:

•	amend their organizational documents;

•	incur any indebtedness;

•

offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests, equity equivalents, “phantom” stock rights, stock appreciation rights or similar rights in, itself or any securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, or amend, modify or waive any of the terms or rights set forth in, any Warrant, including any amendment, modification or reduction of the warrant price set forth therein, other than (i) issuances of Ordinary Shares upon the exercise of any Warrants outstanding on the date of the Transaction Agreement or (ii) issuances of Ordinary Shares or shares of Class A Common Stock to PIPE Investors pursuant to, and in accordance with, such PIPE Investors’ respective PIPE Agreements entered into on or prior to the date of the Transaction Agreement;

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(A) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding capital stock of, or other equity interests in, itself; (B) reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its capital stock or make any other change with respect to its capital structure; or (C) other than in connection with the redemption of validly requested by Redeeming Shareholders or as otherwise required by Replay’s organizational documents in order to consummate the transactions contemplated by the Transaction Agreement, repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, itself;

•	create any mortgage, lien, pledge or security interest on any of the assets of Replay and its subsidiaries;

•

make any change in accounting methods, other than as required by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization;

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(i) make or change any tax election, (ii) adopt or change any accounting method with respect to taxes other than as required by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization,

(iii) surrender any right to claim a refund of taxes or (iv) consent to any extension or waiver of the limitations period applicable to any tax claim or assessment;

•	acquire by merging or consolidating with, or by purchasing the assets of, or by any other manner, any business or Person or division thereof or otherwise acquire any assets;

•	sell, assign, transfer, exclusively license, allow to expire or lapse or otherwise dispose of any of its properties, rights or assets;

•	make or commit to make any capital expenditure, capital addition or capital improvement (or series of related capital expenditures, capital additions or capital improvements);

•	enter into, cancel, modify or terminate the Trust Agreement or any other contract to which it is party or to which its assets are bound;

•	adopt a plan of complete or partial liquidation, dissolution, merger, division transaction, consolidation or recapitalization;

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except as contemplated by the Incentive Plan Proposal, adopt or amend any employee benefit plan (or any plan, policy or arrangement that would be an employee benefit plan if so adopted), or enter into any employment contract or collective bargaining agreement, pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants; or

•	authorize any of, or commit or agree to take, whether in writing or otherwise, any of, the foregoing actions.

Reasonable Best Efforts; HSR Act and Other Regulatory Approvals

During the Interim Period, each of the parties must use its reasonable best efforts to take all necessary actions to consummate the Business Combination as promptly as practicable, including by making all required filings under the HSR Act and by promptly providing any other notices to any Persons required in connection with the consummation of the Business Combination and obtaining any licenses, consents, waivers, approvals, authorizations, qualifications and Governmental Orders necessary to consummate the Business Combination, including approvals from government-sponsored enterprises and state mortgage regulators. HSR Act filings were made with the Federal Trade Commission and Department of Justice on October 26, 2020. On November 4, 2020, the request for early termination of the waiting period under the HSR Act with respect to the Business Combination was granted by the Federal Trade Commission. Replay and FoA have agreed to each pay half of all fees and expenses in connection with all filings pursuant to the HSR Act and other antitrust laws. Otherwise, each party will bear its own costs and expenses in connection with all regulatory filings made by it.

In seeking regulatory approvals, the parties must cooperate with each other, including by sharing with each other copies of relevant documentation and correspondence with Governmental Entities, providing each other with an opportunity to participate in discussions with Governmental Entities, and otherwise keeping each other apprised of the status of regulatory approvals.

Replay must provide, or cause to be provided, all agreements, documents, instruments, affidavits, statements or information that may be required or requested by any Governmental Entity relating to (i) Replay and its affiliates (including any of its, or its Affiliates’, directors, officers, employees, partners, members or shareholders), (ii) all Persons who are deemed or may be deemed to “control” Replay and its subsidiaries within the meaning of applicable mortgage laws and (iii) Replay’s and its affiliates’ structure, ownership, businesses, operations, regulatory and legal compliance, assets, liabilities, financing, financial condition or results of operations, or any of its or their directors, officers, employees, partners, members or shareholders.

Replay must, and must cause its controlled affiliates to, take any and all actions necessary to obtain any authorization, consent or approval of a Governmental Entity necessary or advisable so as to enable the consummation of the Business Combination to occur as expeditiously as possible (and in any event, no later than the Outside Date) and to resolve, avoid or eliminate any impediments or objections, if any, that may be asserted with respect to the Business Combination under any law, or to otherwise oppose, avoid the entry of, or to effect the dissolution of, any order, decree, judgment, preliminary or permanent injunction that would otherwise have the effect of preventing, prohibiting, restricting, or delaying the consummation of the Business Combination, including: (i) proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, divestiture, licensing or disposition of, or holding separate of, businesses, product lines, rights or assets of Replay or its controlled affiliates (including FoA and its subsidiaries) or any interest therein (including entering into customary ancillary agreements relating to any such sale, divestiture, licensing or disposition of such businesses, product lines, rights or assets) and (ii) otherwise taking or committing to take actions that after the Closing Date would limit Replay’s or its controlled affiliates’ (including FoA’s and its subsidiaries’) freedom of action with respect to, or its ability to retain or control, one or more of the businesses, product lines, rights or assets of Replay and its controlled affiliates (including FoA and its subsidiaries) or interest therein, in each case as may be required in order to enable the consummation of the Business Combination to occur as expeditiously as possible (and in any event no later than the Outside Date).

In addition, during the Interim Period, neither Replay nor any of its controlled affiliates may acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing a substantial portion of the assets of or any equity in, or by any other manner, any assets or Person, if the execution and delivery of a definitive agreement relating to, or the consummation of, such acquisition could in any material respect (individually or in the aggregate): (i) impose any delay in obtaining, or increase the risk of not obtaining, consents of a Governmental Entity necessary to consummate the Business Combination or the expiration or termination of any applicable waiting period, (ii) increase the risk of a Governmental Entity seeking or entering a Governmental Order prohibiting the consummation of the Business Combination, (iii) increase the risk of not being able to remove any such Governmental Order on appeal or otherwise, or (iv) otherwise prevent or delay the consummation of the Business Combination.

Notwithstanding anything in the Transaction Agreement to the contrary, nothing in Transaction Agreement will require any Seller-Side Party to (i) take, or cause to be taken, any action with respect to Blackstone or any of its affiliates, including any affiliated investment funds or any portfolio company (as such term is commonly understood in the private equity industry) of Blackstone or any of its affiliates, including selling, divesting or otherwise disposing of, or conveying, licensing, holding separate or otherwise restricting or limiting its freedom of action with respect to, any assets, business, products, rights, licenses or investments, or interests therein, other than with respect to FoA and its subsidiaries, or (ii) provide, or cause to be provided, (A) nonpublic or other confidential financial or sensitive personally identifiable information of Blackstone, its affiliates or its or their respective directors, officers, employees, managers or partners, or its or their respective control persons’ or direct or indirect equityholders’ and their respective directors’, officers’, employees’, managers’ or partners’ (each of the foregoing Persons, a “Blackstone Related Person”) nonpublic or other confidential financial or sensitive personally identifiable information (other than such information with respect to the officers and directors of FoA which may be provided to a Governmental Entity on a confidential basis) or (B) any other nonpublic, proprietary or other confidential information of a Blackstone Related Person that exceeds the scope of information that such Blackstone Related Person has historically supplied in connection with a similar governmental filing or notification.

Registration Statement and Proxy Statement/Prospectus; General Meeting

Each of the parties must use its reasonable best efforts to have this Registration Statement declared effective under the Securities Act and this proxy statement cleared of SEC comments, in each case as promptly as practicable after the filing of this Registration Statement, and to keep this Registration Statement effective as long as is necessary to consummate the Business Combination. In addition, New Pubco must use its reasonable best efforts to obtain all necessary state securities law or “blue sky” approvals required to consummate the Business Combination. The parties have agreed to cooperate with each other in resolving all comments to this Registration Statement and in preparing and filing any amendments or supplements to this Registration Statement.

Replay has, through its board of directors, recommended to its stockholders that they approve each of the Proposals (the “Replay Board Recommendation”) and has agreed to include the Replay Board Recommendation in this proxy statement/prospectus. The Replay board of directors may not (and no committee or subgroup thereof may) change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, the Replay Board Recommendation.

Replay must, as promptly as practicable after this Registration Statement is declared effective under the Securities Act (and, in any event, no later than 10 days following such declaration of effectiveness), (i) establish the record date for, duly call, give notice of, convene and hold the general meeting of Replay shareholders in accordance with applicable law, (ii) cause this proxy statement to be disseminated to Replay shareholders in compliance with applicable law and (iii) solicit proxies from Replay shareholders to vote in favor of each of the Proposals.

Exclusivity

During the Interim Period, each of Replay and FoA shall not, and shall cause its affiliates and representatives not to, solicit, initiate, continue, engage in or facilitate discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide any information to or commence due diligence with respect to, any Person (other than the applicable parties to the Transaction Agreement (and their respective representatives) as contemplated by the Transaction Agreement) concerning, relating to or which is intended or could reasonably be likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral, relating to any merger, asset acquisition, stock purchase, reorganization or similar business combination.

Warrant Offer

At the sole election of FoA, during the period prior to the Closing, Replay shall commence a tender offer (the “Warrant Offer”) for the outstanding Public Warrants, with the price per Public Warrant, the aggregate amount of warrants subject to the Warrant Offer, and the other terms and conditions of the Warrant Offer to be determined by FoA in its sole discretion. FoA may consider any and all factors it deems relevant in deciding whether to elect for Replay to commence the Warrant Offer, including the market price of the Public Warrants, the number of Public Warrants that are outstanding and the amount of any dividend that FoA may elect to make to its equityholders the extent permitted by the Transaction Agreement and its effect, if any, on the expected pro forma ownership upon the consummation of the Business Combination. In the event FoA elects to have Replay commence the Warrant Offer, Replay will use its reasonable best efforts to launch the Warrant Offer as soon as practicable, and the Warrant Offer will be consummated concurrently with the Closing, with any payment for the Public Warrants in connection with the Warrant Offer to be made from the cash of the combined companies after the release of funds from Trust Account.

Pre-Closing Governance Covenants

Among other customary pre-Closing governance covenants, New Pubco must elect or otherwise cause the entire board of directors of New Pubco (the “New Pubco Board”), effective upon the Closing, to be comprised of persons designated by FoA (provided, that the New Pubco Board as so constituted must comply with applicable rules concerning director independence required by the SEC and the rules and listing standards of NYSE).

FoA Financial Statements

FoA must provide to Replay no later than January 31, 2021 (i) the audited consolidated statement of financial condition of FoA as of December 31, 2018 and December 31, 2019, and the related audited consolidated statements of operations and comprehensive income, cash flows and members’ equity of FoA for the periods ended December 31, 2017, December 31, 2018 and December 31, 2019 prepared in accordance with (A) GAAP applied on a consistent basis throughout the covered periods and (B) Regulation S-X, each audited in accordance with the auditing standards of the PCAOB (collectively, the “PCAOB Audited Financials”), and (ii) the unaudited consolidated balance sheet of FoA and the related unaudited consolidated statements of income and comprehensive loss, cash flows and stockholders’ equity, prepared in accordance with (A) GAAP applied on a consistent basis throughout the covered periods and (B) Regulation S-X that have been reviewed by FoA’s independent auditor in accordance with the PCAOB Auditing Standard 4105, for the six months ended June 30, 2019 and June 30, 2020 and the nine months ended September 30, 2019 and September 30, 2020.

Other Covenants and Agreements

The Transaction Agreement includes other customary covenants and agreements, including the following:

•	Certain incentive plan matters;

•	Publicity and confidentiality regarding the Transaction Agreement and the Business Combination;

•	Replay’s pre-Closing access to the properties, businesses and operations of FoA;

•

New Pubco’s and its subsidiaries’ post-Closing obligations to indemnify FoA’s pre-Closing directors, officers and similar Persons and to maintain directors’ and officers’ liability insurance covering such Persons, in each case in respect of pre-Closing matters;

•	Post-Closing preservation of records;

•	Certain tax matters;

•

Replay’s obligation to use reasonable best efforts to maintain its NYSE listing and Replay’s and New Pubco’s obligations to use reasonable best efforts to cause shares of Class A Common Stock to be issued in connection with the Business Combination to be approved for listing on NYSE;

•

Replay’s obligation to keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable securities laws;

•	New Pubco’s pre-Closing obligation to obtain directors’ and officers’ liability insurance for Persons who will serve as directors and officers of New Pubco following the Closing;

•	Replay taking steps to exempt the acquisition of shares of Class A Common Stock from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder;

•	Replay making appropriate arrangements regarding certain disbursements from the Trust Account;

•	FoA waiving claims against and access to the Trust Account; and

•	Notification of certain matters.

Representation and Warranties

The Transaction Agreement contains representations and warranties made by FoA to Replay relating to a number of matters, including the following:

•	corporate organization, good standing, qualification to do business, and corporate power;

•	capitalization and ownership of subsidiaries;

•	corporate authority to enter into the Transaction Agreement and to consummate the Business Combination;

•

absence of conflicts with organizational documents, applicable laws or certain other agreements and instruments as a result of entering into the Transaction Agreement or consummating the Business Combination;

•	required governmental and regulatory consents necessary in connection with the Business Combination;

•	UFG’s financial statements;

•	absence of undisclosed liabilities;

•	internal controls;

•	absence of a material adverse effect since December 31, 2019 and absence of certain other changes;

•	real property and title to assets;

•	intellectual property;

•	insurance;

•	taxes;

•	legal proceedings and governmental orders;

•	employee benefit plans;

•	compliance with applicable laws and matters relating to permits;

•	environmental matters;

•	broker’s and finder’s fees in connection with the Business Combination;

•	labor and employment matters;

•	material contracts;

•	mortgage loans and servicing matters;

•	compliance with anti-corruption, anti-bribery and sanctions laws;

•	related party transactions; and

•	accuracy of FoA’s information provided in this Registration Statement.

Certain of these representations and warranties are qualified as to “materiality” or “material adverse effect.” For purposes of the Transaction Agreement, a “material adverse effect” with respect to FoA means any change or event that has had or would reasonably be expected to have, individually or in the aggregate with other such changes or events, a material adverse effect on the business, results of operations or condition (financial or otherwise) of FoA and its Subsidiaries, taken as a whole; provided, however, that none of the following, alone or in combination, will be deemed to constitute a material adverse effect, nor will any of the following be taken into account in determining whether a material adverse effect has occurred or would result: (i) general economic, business or financial market conditions in any of the geographical areas in which any of FoA and its subsidiaries operate; (ii) conditions generally affecting the industries in which FoA and its subsidiaries operate, including any changes in residential mortgage rates or terms, and any changes in government policies or practices, or the policies or practices followed by government-sponsored-entities, regarding residential mortgages; (iii) any change in global, national or regional political or social conditions, including in connection with the results of elections, national emergencies, changes in government or any escalation or worsening of, or uncertainty relating to, any of the foregoing; (iv) changes in, or effects arising from or related to, the financial, debt, capital, credit or securities markets, including (A) any disruption of any of the foregoing markets, (B) changes in interest rates and/or currency exchange rates, (C) any decline or rise in the price of any security, commodity, contract or index and (D) any increased cost, or decreased availability, of capital or pricing or terms related to any financing for the Business Combination; (v) changes in law or in GAAP; (vi) the commencement or worsening of a war or armed hostilities or other national or international calamity involving the United States whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack, any internet or “cyber” attack or hacking upon or affecting Persons in the United States or any of its territories, possessions, or diplomatic or consular offices or military installations; (vii) any earthquake, hurricane, tsunami, tornado, flood, mudslide or other natural disaster, weather condition, explosion or fire or other force majeure event or act of God; (viii) the outbreak and ongoing effects of a contagious disease, epidemic or pandemic (including COVID-19) or any change in Law or policy (including guidelines and directives of industry groups) relating to thereto; (ix) any actions taken, or failures to take action, or such other changes or events, in each case, which Replay has requested or to which Replay has consented in writing (including via e-mail) or which actions are expressly contemplated or expressly permitted by the Transaction Agreement; (x) any failure, in and of itself, by FoA to meet projections, budgets, forecasts, revenue or earnings predictions or other similar forward looking statements for any period ending on or after the date of the Transaction Agreement (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or will be, a material adverse effect); (xi) any matter set forth in the disclosure schedule delivered by FoA to Replay in connection with the execution of the Transaction Agreement; and (xii) the negotiation, execution, delivery, announcement, pendency or performance of the Transaction Agreement or the Business Combination, or any public disclosure relating to any of the foregoing, or the impact of any of the foregoing on relationships, contractual or otherwise, with customers, lenders, employees or other Persons with business relationships with FoA or its subsidiaries, or any action or inaction by a Governmental Entity or any action or dispute brought or threatened arising out of or relating to the matters in this clause (xii), except, in the cases of the foregoing clauses (i), (ii), (iii) and (iv), to the extent (but only to the extent) such changes or effects have a materially disproportionate impact on FoA and its subsidiaries, taken as a whole, as compared to other participants engaged in the industries and geographies in which they operate.

The Transaction Agreement contains representations and warranties made by Blocker to Replay relating to a number of matters, including the following, certain of which are qualified as to “materiality”:

•	corporate organization, good standing, qualification to do business, and corporate power;

•	capitalization;

•	corporate authority to enter into the Transaction Agreement and to consummate the Business Combination;

•	absence of conflicts with organizational documents, applicable laws as a result of entering into the Transaction Agreement or consummating the Business Combination;

•	absence of operations;

•	absence of legal proceedings;

•	taxes; and

•	broker’s and finder’s fees in connection with the Business Combination.

The Transaction Agreement contains representations and warranties made by Blocker GP and each Seller to Replay relating to a number of matters, including the following, certain of which are qualified as to “materiality”:

•	title to equity interests;

•	corporate authority to enter into the Transaction Agreement and to consummate the Business Combination;

•	absence of conflicts with organizational documents or applicable laws as a result of entering into the Transaction Agreement or consummating the Business Combination; and

•	broker’s and finder’s fees in connection with the Business Combination.

The Transaction Agreement contains representations and warranties made by the Purchaser-Side Parties to the Seller-Side Parties relating to a number of matters, including the following, certain of which are qualified as to “materiality”:

•	corporate organization, good standing, qualification to do business, and corporate power;

•	capitalization;

•	corporate authority to enter into the Transaction Agreement and to consummate the Business Combination;

•

absence of conflicts with organizational documents, applicable laws or certain other agreements and instruments as a result of entering into the Transaction Agreement or consummating the Business Combination;

•	required governmental and regulatory consents necessary in connection with the Business Combination;

•	Replay’s SEC filings and financial statements, internal controls and disclosure controls;

•	absence of undisclosed liabilities and lack of conduct of any business not connected to being a blank check company;

•	absence of any events since Replay’s formation that would have a material adverse effect on Replay’s ability to consummate the Business Combination and absence of certain other changes;

•	employee benefit plans;

•	absence of legal proceedings;

•	broker’s and finder’s fees in connection with the Business Combination;

•	financial ability and the Trust Account;

•	investment purpose;

•	accuracy of Replay’s information provided in this Registration Statement;

•	related party transactions;

•	matters relating to the Investment Company Act of 1940, as amended; and

•	taxes.

The representations and warranties in the Transaction Agreement and in any certificate, statement or instrument delivered pursuant to the Transaction Agreement will terminate effective as of, and will not survive, the Closing. If the Transaction Agreement is terminated in accordance with its terms, each party will not be liable for its representations and warranties in the Transaction Agreement or in any certificate, statement or instrument delivered pursuant to the Transaction Agreement except to the extent such party willfully breached such representations and warranties prior to such termination.

Conditions to Closing the Business Combination

The respective obligations of the parties to consummate the Business Combination are subject to the satisfaction of the following conditions: (i) Replay’s shareholders having approved, among other things, the transactions contemplated by the Transaction Agreement; (ii) the absence of any Governmental Order that would prohibit the Business Combination; (iii) the termination or expiration of all required waiting periods under the HSR Act; (iv) all applicable required governmental consents, notices and approvals to or from any Governmental Entities having been made or obtained; (v) Replay having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the Closing; and (vi) the

Registration Statement having been declared effective by the SEC and no stop order suspending the effectiveness of the Registration Statement having been issued and not withdrawn and no proceedings for that purpose having been initiated or threatened and not withdrawn by the SEC or any other Governmental Entity.

The respective obligations of the Purchaser-Side Parties to consummate the Business Combination are subject to the satisfaction or waiver of the following conditions: (i) the representations and warranties of FoA and the other Seller-Side Parties being true and correct, subject to the materiality standards set forth in the Transaction Agreement; (ii) FoA and each other Seller-Side Party having performed in all material respects all of its covenants and agreements required to be performed on or prior to the Closing Date (the conditions in clauses (i) and (ii) being the “Seller-Side Party Rep & Covenant Conditions”); (iii) Replay having received a certificate of each Seller-Side Party certifying to the satisfaction of the Seller-Side Party Rep & Covenant Conditions applicable to such Seller-Side Party; and (iv) the Pre-Closing Reorganization (including any permitted modifications thereto) having been completed.

The respective obligations of the Seller-Side Parties to consummate the Business Combination are subject to the satisfaction or waiver of the following conditions: (i) the representations and warranties of Replay and the other Purchaser-Side Parties being true and correct, subject to the materiality standards set forth in the Transaction Agreement; (ii) Replay and each other Purchaser-Side Party having performed in all material respects all of its covenants and agreements required to be performed on or prior to the Closing Date (the conditions in clauses (i) and (ii) being the “Purchaser-Side Party Rep & Covenant Conditions”); (iii) the Seller Representative having received a certificate of each Purchaser-Side Party certifying to the satisfaction of the Purchaser-Side Party Rep & Covenant Conditions applicable to such Purchaser-Side Party; (iv) the Pre-Closing Replay Cash being equal to or greater than $400,000,000 (excluding payment of any deferred underwriting fees and certain permitted transaction expenses of each of FoA and Replay); (v) Replay having delivered to the Seller Representative executed copies of certain ancillary agreements; (vi) the New Pubco Board being constituted with the persons designated by FoA (subject to a majority of the New Pubco Board being independent as required by the SEC and NYSE); (vii) all aspects of the Domestication having been completed; (viii) Replay having complied in all respects with its pre-closing governance covenants; (ix) the pre-Closing transactions contemplated by the Sponsor Agreement (as defined below) having been completed; and (x) to the extent elected by FoA, Replay having commenced prior to the Closing, and having consummated concurrently with the Closing, the Warrant Offer.

If the conditions precedent to the consummation of the Business Combination have been satisfied or waived on or prior to April 1, 2021 (other than, and subject to the satisfaction or waiver of, those conditions that by their nature are to be satisfied at the closing of the Business Combination), the parties intend to consummate the Business Combination on April 1, 2021.

Termination of the Transaction Agreement

The Transaction Agreement may be terminated prior to the Closing, whether before or after approval of the Transaction Agreement by the shareholders of Replay, as follows:

•	by the mutual written consent of the Seller Representative and Replay;

•

by either the Seller Representative or Replay, if the Closing does not occur prior to the Outside Date; provided, however, that neither the Seller Representative nor Replay may so terminate if a Seller-Side Party (in the case of a purported termination by the Seller Representative) or a Purchaser-Side Party (in the case of a purported termination by Replay), at the time of such purported termination, has breached any of its obligations under the Transaction Agreement in any material respect and such breach causes, or results in, either (A) the failure to satisfy the conditions to the obligations of the non-terminating party to consummate the Business Combination prior to the Outside Date, or (B) the failure of the Closing to have occurred prior to the Outside Date;

•

by either the Seller Representative or Replay, if there shall be in effect a final, nonappealable Governmental Order of a Governmental Entity having competent jurisdiction over FoA’s business (other than any portion thereof that is not material) prohibiting the consummation of the Business Combination; provided, however, that the right to so terminate will not be available to the party seeking to terminate if a Seller-Side Party (in the case of a purported termination by the Seller Representative) or a Purchaser-Side Party (in the case of a purported termination by Replay) has breached any of its representations, warranties, covenants or other agreements under the Transaction Agreement and such breach or breaches would result in a failure of a condition to the obligations of the non-terminating party to consummate the Business Combination;

•

by Replay, if: (i) none of the Purchaser-Side Parties has breached any of their respective representations, warranties, covenants or other agreements in the Transaction Agreement in any material respect and (ii) a Seller-Side Party has breached any of its representations, warranties, covenants or other agreements in the Transaction Agreement in any material respect and such breach or breaches would render any of the Seller-Side Party Rep & Covenant Conditions not to be satisfied, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (x) 20 business days after the giving of written notice by Replay to the Seller Representative and (y) two business days prior to the Outside Date;

•

by the Seller Representative, if (i) none of the Seller-Side Parties has breached any of their respective representations, warranties, covenants or other agreements in any material respect and (ii) a Purchaser-Side Party has breached any of its representations, warranties, covenants or other agreements in the Transaction Agreement in any material respect and such breach or breaches would render any of the Purchaser-Side Party Rep & Covenant Conditions not to be satisfied, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (x) 20 business days after the giving of written notice by the Seller Representative to Replay and (y) two business days prior to the Outside Date; or

•	by Replay, if FoA has not delivered the PCAOB Audited Financials to Replay by January 31, 2021.

Upon termination of the Transaction Agreement, the Transaction Agreement will become void and have no further effect (other than certain customary provisions that will survive a termination), without any liability to the parties thereto (other than liability for any willful breach of the Transaction Agreement by a party occurring prior to the termination of the Transaction Agreement).

Amendments

The Transaction Agreement may be amended, modified or supplemented only by a mutual written agreement executed and delivered by the Seller Representative and Replay.

Specific Performance

The parties will be entitled to seek an injunction, specific performance and other equitable relief to prevent breaches of the Transaction Agreement and to enforce specifically the terms of provisions thereof.

Fees and Expenses

No sooner than five or later than two business days prior to the Closing Date, (i) FoA must provide to Replay a written report setting forth (A) the fees and disbursements of outside counsel to FoA, (B) the fees and expenses of accountants to FoA, (C) the fees and disbursements of bona fide third-party investment bankers to FoA and (D) any premiums, fees, disbursements or expenses incurred in connection with any tail insurance policy for the directors’ and officers’ liability insurance of FoA, in each case, incurred in connection with the Business Combination and not-yet-paid prior to the Closing (collectively, the “Outstanding FoA Expenses”) and (ii) Replay must provide to FoA a written report setting forth (A) the fees and disbursements of outside counsel to Replay, (B) the fees and expenses of accountants to Replay, (C) the fees and expenses of certain consultants and other advisors to Replay, (D) the fees and disbursements of bona fide third-party investment bankers to Replay and (E) any premiums, fees, disbursements or expenses incurred in connection with any tail insurance policy for the directors’ and officers’ liability insurance of Replay, in each case, incurred in connection with the

Business Combination and not-yet-paid prior to the Closing (collectively, the “Outstanding Replay Expenses”). On the Closing Date, FoA will pay or cause to be paid, from the combined cash accounts of FoA and Replay after the release of funds from the Trust Account, all such Outstanding FoA Expenses and Outstanding Replay Expenses.

The foregoing description of the Transaction Agreement is qualified in its entirety by reference to the full text of the Transaction Agreement attached hereto as Annex A. The Transaction Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about FoA, Replay, New Pubco or the other parties thereto or any affiliates thereof. In particular, the assertions embodied in representations and warranties by FoA, Replay, New Pubco, the Sellers, Blocker, Blocker GP and the other parties to the Transaction Agreement contained in the Transaction Agreement are qualified by materiality and knowledge qualifiers and by information in the disclosure schedules provided by the parties in connection with the signing of the Transaction Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Transaction Agreement. Moreover, certain representations and warranties in the Transaction Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Transaction Agreement as characterizations of the actual state of facts about FoA, Replay, New Pubco, the Sellers, the Blocker, Blocker GP or the other parties to the Transaction Agreement.

Vote Required for Approval

The approval of each of the Domestication and the Replay LLCA requires a special resolution under the Cayman Islands Companies Act, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who, being present and entitled to vote at the general meeting, vote at the general meeting. The approval the Business Combination requires the affirmative vote of the holders of a majority of the outstanding Ordinary Shares present and entitled to vote thereon at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the general meeting.

Recommendation of the Board

REPLAY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” THE APPROVAL OF EACH OF THE CAYMAN PROPOSALS.

CERTAIN AGREEMENTS RELATED TO THE BUSINESS COMBINATION

Sponsor Agreement

Contemporaneously with the execution of the Transaction Agreement, the Initial Shareholders entered into an amendment and restatement of the existing Sponsor Agreement (as amended and restated, the “Sponsor Agreement”) with New Pubco, Replay and FoA, pursuant to which, among other things, (i) immediately prior to the Domestication, all of the Private Placement Warrants owned by the Sponsor will be exchanged for 775,000 Ordinary Shares in the aggregate (the “Warrant Exchange”) and (ii) excluding the Founder Shares held by Daniel Marx, Mariano Bosch or Russell Colaco (unless transferred to any other Initial Shareholder or permitted transferee thereof), 40% of the Founder Shares held by the Sponsor will be vested and wholly owned by the Sponsor as of the Closing and 60% of the Founder Shares held by the Sponsor will be subject to vesting and forfeiture in accordance with the following terms and conditions:

•

Upon the First Earnout Achievement Date (should it occur), 35% of the unvested Founder Shares beneficially owned by each Initial Shareholder (or affiliate thereof) as of immediately prior to the Closing will vest; and

•

Upon the Second Earnout Achievement Date (should it occur), 25% of the unvested Founder Shares beneficially owned by each Initial Shareholder (or affiliate thereof) as of immediately prior to the Closing will vest.

Such Founder Shares will also vest under certain circumstances if an agreement with respect to a New Pubco Sale is entered into prior to the sixth anniversary of the Closing. If the First Earnout Achievement Date or the Second Earnout Achievement Date, as applicable, or a New Pubco Sale that results in vesting of such Founder Shares has not occurred prior to the sixth anniversary of the Closing, the applicable Founder Shares that were eligible to vest pursuant to the Sponsor Agreement will not vest and will be forfeited.

For so long as they remain unvested, unvested Founder Shares must be voted proportionately with all other shares of Class A Common Stock and Class B Common Stock on all matters put to a vote of holders of New Pubco voting stock (i.e., holders of unvested Founder Shares will have no discretion in how such shares are voted). In addition, for so long as they remain unvested, unvested Founder Shares will not be entitled to receive any dividends or other distributions, or to have any other economic rights, and such shares will not be entitled to receive back dividends or other distributions or any other form of economic “catch-up” once they become vested.

Pursuant to the Sponsor Agreement, the Initial Shareholders have agreed to (i) vote or cause to be voted at the shareholder meeting all of their Founder Shares and all other equity securities that they hold in Replay in favor of each proposal in connection with the Business Combination and the Transaction Agreement and any other matters reasonably necessary for consummation of the Business Combination, (ii) use reasonable best efforts to cause to be done all reasonably necessary, proper or advisable actions to consummate the Business Combination, (iii) waive all redemption rights and certain other rights in connection with the Business Combination and (iv) be bound by the same exclusivity obligations that bind the Purchaser-Side Parties in the Transaction Agreement.

The Sponsor Agreement also provides for (i) a one-year post-Closing lock-up period applicable to the transfer of an Initial Shareholder’s New Pubco securities, other than any securities of Replay issued in Replay’s IPO or purchased on the open market, pursuant to the PIPE Agreements or acquired through the Warrant Exchange (collectively, the “Excluded Securities”), and (ii) a 180-day post-Closing lock-up period applicable to the transfer of an Initial Shareholder’s Excluded Securities, other than any Excluded Securities purchased in connection with the PIPE Agreements or on the open market after the date of the Sponsor Agreement, except, in each case, to certain customary permitted transferees.

Stockholders Agreement

In connection with the Business Combination, concurrently with the Closing, New Pubco and certain pre-Closing equityholders of FoA will enter into a Stockholders Agreement (the “Stockholders Agreement”). Pursuant to the Stockholders Agreement, each of the Principal Stockholders will be entitled to nominate a certain number of directors to the New Pubco Board, based on each such holder’s ownership of the voting securities of New Pubco. The nomination rights of each Principal Stockholder are substantially identical and subject to the same terms, conditions and requirements. The number of directors that each of the Blackstone Investors and the BL Investors will separately be entitled to designate to the New Pubco Board increases and/or decreases on a sliding scale such that, for example, if the Blackstone Investors or the BL Investors, as the case may be, hold more than 40% of the outstanding shares of Class A Common Stock, assuming a full exchange of all FoA Units for the publicly traded Class A Common Stock, such applicable investors will be entitled to designate the lowest whole number of directors that is greater than 40% of the members of the New Pubco Board; if the Blackstone Investors or the BL Investors, as the case may be, hold between 30% and 40% of such outstanding shares, such applicable investors will be entitled to designate the lowest whole number of directors that is greater than 30% of the members of the New Pubco Board; if the Blackstone Investors or the BL Investors, as the case may be, hold between 20% and 30% of such outstanding shares, such applicable investors will be entitled to designate the lowest whole number of directors that is greater than 20% of the members of the New Pubco Board; and if the Blackstone Investors or the BL Investors, as the case may be, hold between 5% and 20% of such outstanding shares, such applicable investors will be entitled to designate the lowest whole number of directors that is greater than 10% of the members of the New Pubco Board).

Furthermore, pursuant to the Stockholders Agreement and subject to certain exceptions as set forth therein, for a period of 180 days following the Closing, each Principal Stockholder will not, and will cause any other holder of record of any of such Principal Stockholder’s New Pubco securities not to, transfer any of such Principal Stockholder’s New Pubco securities, other than any such securities purchased pursuant to the PIPE Agreements or on the open market.

The Stockholders Agreement will also provide each Principal Stockholder with basic information and management rights, as well as detailed venture capital operating company covenants. In addition, the Stockholders Agreement will permit New Pubco’s Principal Stockholders to assign their rights and obligations under the agreement, in whole or in part, without New Pubco’s prior written consent. Furthermore, the Stockholders Agreement also requires New Pubco to cooperate with the Principal Stockholders in connection with certain future pledges, hypothecations, grants of security interest in or transfers (including to third party investors) of any or all of the FoA Units held by the Principal Stockholders, including to banks or financial institutions as collateral or security for loans, advances or extensions of credit.

Unless earlier terminated by agreement of the Principal Stockholders and the New Pubco Board, the Stockholders Agreement will terminate as to each Principal Stockholder at such time as such Principal Stockholder and its affiliates collectively hold less than 5% of the outstanding shares of Class A Common Stock, assuming a full exchange of all FoA Units for the publicly traded Class A Common Stock.

Registration Rights Agreement

In connection with the Business Combination, concurrently with the Closing, New Pubco and the Principal Stockholders will enter into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, upon the demand of any Principal Stockholder, New Pubco will be required to facilitate a non-shelf registered offering of the New Pubco shares requested by such Principal Stockholder to be included in such offering. Any demanded non-shelf registered offering may, at New Pubco’s option, include New Pubco Shares to be sold by New Pubco for its own account and will also include registrable shares to be sold by holders that exercise their related piggyback rights in accordance with the Registration Rights Agreement. Within 90 days after receipt of a demand for such registration, New Pubco will be required to use its reasonable best efforts to file a registration statement relating to such demand. In certain circumstances, Principal Stockholders will be entitled to piggyback registration rights in connection with the demand of a non-shelf registered offering.

In addition, the Registration Rights Agreement will entitle the Principal Stockholders to demand and be included in a shelf registration when New Pubco is eligible to sell its New Pubco Shares in a secondary offering on a delayed or continuous basis in accordance with Rule 415 of the Securities Act. Within 45 days (in the case of a shelf registration on Form S-1) or 30 days (in the case of a shelf registration on Form S-3) after receipt of a demand for such registration, New Pubco will be required to use its reasonable best efforts to file a registration statement relating to such demand. Moreover, upon the demand of a Principal Stockholder, New Pubco will be required to facilitate in the manner described in the Registration Rights Agreement a “takedown” off of an effective shelf registration statement of registrable shares requested by such Principal Stockholder.

The Registration Rights Agreement also provides that New Pubco will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act.

Amended and Restated Limited Liability Company Agreement

In connection with the Transaction, immediately prior to the Closing, FoA will adopt an Amended and Restated Limited Liability Company Agreement (the “A&R LLC Agreement”). In connection with the adoption of the A&R LLC Agreement, all equity interests of FoA as of immediately prior to the Closing will be reclassified into a single class of unitized equity interests designated as FoA Units.

Pursuant to the A&R LLC Agreement, New Pubco will have the sole right to appoint all of the managers of FoA. The board of managers will have the right to determine when distributions will be made to the members of FoA and the amount of any such distributions. If the board of managers authorizes a distribution, such distribution will be made to the holders of FoA Units pro rata in accordance with the percentages of their respective FoA Units held. The A&R LLC Agreement will provide for tax distributions to the holders of FoA Units if the board of managers determines that a holder, by reason of holding FoA Units, incurs an income tax liability. These tax distributions will be computed based on the board of managers’ estimate of the net taxable income of FoA multiplied by an assumed tax rate equal to the highest effective marginal combined United States federal, state and local income tax rate prescribed for an individual (or, if greater, a corporation) resident in California or New York, New York (whichever is higher), taking into account the deductibility of certain expenses and any limitations thereof and the character of FoA’s income.

The A&R LLC Agreement will also provide that substantially all expenses incurred by or attributable to New Pubco, but not including obligations incurred under the Tax Receivable Agreements by New Pubco, income tax expenses of New Pubco and payments on indebtedness incurred by New Pubco, will be borne by FoA.

Exchange Agreement

In connection with the Business Combination, concurrently with the Closing, New Pubco, FoA and the Continuing Unitholders will enter into an Exchange Agreement (the “Exchange Agreement”). The Exchange Agreement will set forth the terms and conditions upon which holders of FoA Units may exchange their FoA Units for shares of Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. Each holder of FoA Units (other than New Pubco and its subsidiaries), and certain permitted transferees thereof, may on a quarterly basis (subject to the terms of the Exchange Agreement) exchange their FoA Units for shares of Class A Common Stock. In addition, subject to certain requirements, the Blackstone Investors and the BL Investors will generally be permitted to exchange FoA Units for shares of Class A Common Stock from and after the Closing provided that the number of FoA Units surrendered in such exchanges during any 30-calendar day period represent, in the aggregate, greater than 2% of total interests in partnership capital or profits. Any Class A Common Stock received by the Blackstone Investors or the BL Investors in any such exchange during the applicable restricted periods would be subject to the lock-up agreements entered into in connection with the Business Combination. New Pubco may impose restrictions on exchange that it determines to be necessary or advisable so that New Pubco is not treated as a “publicly traded partnership” for U.S. federal income tax purposes. As a holder exchanges FoA Units for shares of Class A Common Stock, the voting power afforded to such holder of FoA Units by their shares of Class B Common Stock is automatically and correspondingly reduced and the number of FoA Units held by New Pubco is correspondingly increased as it acquires the exchanged FoA Units. For example, if a holder of Class B Common Stock holds 1,000 FoA Units as of the record date for determining stockholders of New Pubco that are entitled to vote on a particular matter, such holder will be entitled by virtue of such holder’s Class B Common Stock to 1,000 votes on such matter. If, however, such holder were to hold 500 FoA Units as of the relevant record date, such holder would be entitled by virtue of such holder’s Class B Common Stock to 500 votes on such matter.

Tax Receivable Agreements

In connection with the Business Combination, concurrently with the Closing, New Pubco will enter into a Tax Receivable Agreement with certain funds affiliated with Blackstone (the “Blackstone Tax Receivable Agreement”) and a Tax Receivable Agreement with certain other members of FoA (the “FoA Tax Receivable Agreement,” and collectively with the Blackstone Tax Receivable Agreement, the “Tax Receivable Agreements”). The Tax Receivable Agreements generally provide for the payment by New Pubco to certain owners of FoA prior to the Business Combination (the “TRA Parties”) of 85% of the cash tax benefits, if any, that New Pubco is deemed to realize (calculated using certain simplifying assumptions) as a result of (i) tax basis adjustments as a result of sales and exchanges of units in connection with or following the Business Combination and certain distributions with respect to units, (ii) New Pubco’s utilization of certain tax attributes attributable to Blocker or the Blocker Shareholders, and (iii) certain other tax benefits related to entering into the Tax Receivable Agreements, including tax benefits attributable to making payments under the Tax Receivable Agreements. These tax basis adjustments generated over time may increase (for tax purposes) the depreciation and amortization deductions available to New Pubco and, therefore, may reduce the amount of U.S. federal, state and local tax that New Pubco would otherwise be required to pay in the future, although the IRS may challenge all or part of the validity of that tax basis, and a court could sustain such challenge. The tax basis adjustments upon sales or exchanges of units for shares of Class A common stock and certain distributions with respect to units may also decrease gains (or increase losses) on future dispositions of certain assets to the extent tax basis is allocated to those assets. Actual tax benefits realized by New Pubco may differ from tax benefits calculated under the Tax Receivable Agreements as a result of the use of certain assumptions in the Tax Receivable Agreements, including the use of an assumed weighted-average state and local income tax rate to calculate tax benefits. The payment obligation under the Tax Receivable Agreements is an obligation of New Pubco and not of FoA. New Pubco will generally retain the benefit of the remaining 15% of these cash tax benefits.

For purposes of the Tax Receivable Agreements, the cash tax benefits will be computed by comparing the actual income tax liability of New Pubco to the amount of such taxes that New Pubco would have been required to pay had there been no tax basis adjustments of the assets of FoA as a result of sales or exchanges or certain distributions with respect to the units, no utilization of certain tax attributes attributable to the Blocker or the Blocker Shareholders, and had New Pubco not entered into the Tax Receivable Agreements. The actual and hypothetical tax liabilities determined in the Tax Receivable Agreements will be calculated using the actual U.S. federal income tax rate in effect for the applicable period and an assumed, weighted-average state and local income tax rate based on apportionment factors for the applicable period (along with the use of certain other assumptions). The term of the Tax Receivable Agreements will continue until all such tax benefits have been utilized or expired, unless New Pubco exercises its right to terminate the Tax Receivable Agreements early, certain changes of control occur, or New Pubco breaches any of its material obligations under either the Blackstone Tax Receivable Agreement or the FoA Tax Receivable Agreement, in which case all obligations generally will be accelerated and due as if New Pubco had exercised its right to terminate the Tax Receivable Agreements (as described below).

Estimating the amount of payments that may be made under the Tax Receivable Agreements is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors, including:

•

the timing of sales or exchanges—for instance, the increase in any tax deductions will vary depending on the fair market value, which may fluctuate over time, of the depreciable or amortizable assets of FoA at the time of each sale or exchange;

•

the price of shares of New Pubco’s Class A Common Stock at the time of the sale or exchange—the increase in any tax deductions, as well as the tax basis increase in other assets of FoA, is directly proportional to the price of shares of Class A Common Stock at the time of each sale or exchange;

•

the extent to which such sales or exchanges do not result in a basis adjustment—if a sale or an exchange does not result in an increase to the existing basis, increased deductions will not be available;

•

the amount of tax attributes—the amount of applicable tax attributes attributable to the Blocker or the Blocker Shareholders will impact the amount and timing of payments under the Tax Receivable Agreements;

•

changes in tax rates—payments under the Tax Receivable Agreements will be calculated using the actual U.S. federal income tax rate in effect for the applicable period and an assumed, weighted-average state and local income tax rate based on apportionment factors for the applicable period, so changes in tax rates will impact the magnitude of cash tax benefits covered by the Tax Receivable Agreements and the amount of payments under the Tax Receivable Agreements; and

•

the amount and timing of our income—New Pubco is obligated to pay 85% of the cash tax benefits under the Tax Receivable Agreements as and when realized. If New Pubco does not have taxable income, New Pubco is not required (absent a change of control or other circumstances requiring an early termination payment) to make payments under the Tax Receivable Agreements for a taxable year in which it does not have taxable income because no cash tax benefits will have been realized. However, any tax attributes that do not result in realized benefits in a given tax year will likely generate tax attributes that may be utilized to generate benefits in previous or future tax years. The utilization of such tax attributes will result in cash tax benefits that will result in payments under the Tax Receivable Agreements.

As a result of the size of the anticipated tax basis adjustment of the tangible and intangible assets of FoA and New Pubco’s possible utilization of certain tax attributes, the payments that New Pubco may make under the Tax Receivable Agreements are expected to be substantial. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the Tax Receivable Agreements exceed the actual cash tax savings that New Pubco realizes in respect of the tax attributes subject to the Tax Receivable Agreements and/or distributions to New Pubco by FoA are not sufficient to permit New Pubco to make payments under the Tax Receivable Agreements after it has paid taxes. Late payments under the Tax Receivable Agreements generally will accrue interest at an uncapped rate equal to LIBOR plus 500 basis points. The payments under the Tax Receivable Agreements are not conditioned upon continued ownership of New Pubco or FoA by the Continuing Unitholders.

If New Pubco exercises its right to terminate the Tax Receivable Agreements or in the case of a change in control of New Pubco or a material breach of New Pubco’s obligations under either the Blackstone Tax Receivable Agreement or the FoA Tax Receivable Agreement, all obligations under the Tax Receivable Agreements will be accelerated and New Pubco will be required to make a payment to the TRA Parties in an amount equal to the present value of future payments under the Tax Receivable Agreements, which payment would be based on certain assumptions, including an assumption that any FoA Units that have not been exchanged are deemed exchange for the market value of Class A Common Stock at the time of the termination or the change of control and an assumption New Pubco would have sufficient taxable income to fully utilize all potential future tax benefits that are subject to the Tax Receivable Agreements. As a result of the foregoing, (i) New Pubco could be required to make cash payments to the TRA Parties that are greater than the specified percentage of the actual benefits New Pubco ultimately realizes in respect of the tax benefits that are subject to the Tax Receivable Agreements, and (ii) New Pubco would be required to make a cash payment equal to the present value of the anticipated future tax benefits that are the subject of the Tax Receivable Agreements, which payment may be made significantly in advance of the actual realization, if any, of such future tax benefits. In these situations, New Pubco’s obligations under the Tax Receivable Agreements could have a substantial negative impact on its liquidity and could have the effect of delaying, deferring or preventing certain mergers, asset sales, other forms of business combination, or other changes of control due to the additional transaction costs a potential acquirer may attribute to satisfying such obligations. If New Pubco were to elect to terminate the Tax Receivable Agreements immediately after the Business Combination, (i) assuming the market value of a share of Class A Common Stock is equal to the FOA Units Cash Consideration paid per FOA Unit in connection with the Business Combination, (ii) assuming that no Public Shareholders exercise their right to have all or a portion of their Ordinary Shares redeemed on completion of the Business Combination, (iii) taking into account the effects of any cash payments paid under the A&R MLTIP in connection with the Business Combination (but disregarding the effects of any issuance of Replacement RSUs or Class A Common Stock pursuant to the A&R MLTIP or any payments that may be made pursuant to the A&R MLTIP that are not paid in connection with the Closing), and (iv) disregarding the effects of the issuance of any Earnout Securities, New Pubco currently estimates that it would be required to pay approximately $435.0 million to satisfy its total liability.

Decisions made by certain of the TRA Parties in the course of running our business may influence the timing and amount of payments that are received by an exchanging or selling existing owner under the Tax Receivable Agreements. For example, the earlier disposition of assets following an exchange or acquisition transaction generally will accelerate payments under the Tax Receivable Agreements and increase the present value of such payments, and the disposition of assets before an exchange or acquisition transaction will increase a TRA Party’s tax liability without giving rise to any rights of a TRA Party to receive payments under the Tax Receivable Agreements.

Payments under the Tax Receivable Agreements will be based on the tax reporting positions that we will determine. New Pubco will not be reimbursed for any cash payments previously made to the TRA Parties pursuant to the Tax Receivable Agreements if any tax benefits initially claimed by New Pubco are subsequently challenged by a taxing authority and are ultimately disallowed. Instead, any excess cash payments made by New Pubco to a TRA Parties will be netted against any future cash payments that New Pubco might otherwise be required to make under the terms of the Tax Receivable Agreements. As a result, it is possible that New Pubco could make cash payments under the Tax Receivable Agreements that are substantially greater than its actual cash tax savings.

PIPE Agreements

Concurrently with the execution of the Transaction Agreement, (i) Replay entered into the Replay PIPE Agreements with various investors, including an affiliate of the Sponsor, pursuant to which such investors agreed to purchase Ordinary Shares (which Ordinary Shares will be converted into Replay LLC Units pursuant to the Domestication and then will be converted into the right to receive shares of Class A Common Stock pursuant to the Replay Merger), and (ii) New Pubco entered into the New Pubco PIPE Agreements with the Principal Stockholders (together with the investors party to the Replay PIPE Agreements, the “PIPE Investors”), pursuant to which the Principal Stockholders agreed to purchase shares of Class A Common Stock (together with the Ordinary Shares being purchased pursuant to the Replay PIPE Agreements, the “PIPE Shares”). In the aggregate, the PIPE Investors have committed to purchase $250.0 million of PIPE Shares, at a purchase price of $10.00 per PIPE Share, including $10.0 million of PIPE Shares to be purchased by an affiliate of the Sponsor. Certain offering related expenses are payable by New Pubco, including customary fees payable to the placement agents, Morgan Stanley & Co. LLC, Goldman Sachs & Co., LLC and Credit Suisse Securities (USA) LLC and capital markets advisors, including Blackstone Securities Partners L.P. All of the PIPE Agreements are in the same form as each other, except that Replay is not a party to the New Pubco PIPE Agreements (and certain conforming changes were made to the New Pubco PIPE Agreements to reflect that Replay is not a party thereto). The closing of the sale of the PIPE Shares pursuant to the PIPE Agreements is contingent upon, among other customary closing conditions, the substantially concurrent consummation of the Business Combination. The purpose of the sale of the PIPE Shares is to raise additional capital for use in connection with the Business Combination and to meet the minimum cash requirements provided in the Transaction Agreement.

Pursuant to the PIPE Agreements, New Pubco agreed that, within 45 calendar days after the Closing, New Pubco will file with the SEC (at New Pubco’s sole cost and expense) a registration statement registering the resale of the PIPE Shares (the “Resale Registration Statement”), and New Pubco will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof, subject to certain conditions. Each PIPE Agreement will terminate upon the earlier to occur of (i) such date and time as the Transaction Agreement is terminated in accordance with its terms, and (ii) upon the mutual written agreement of each of the parties to the PIPE Agreement.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

Subject to the qualifications, assumptions and limitations in the opinion attached as Exhibit 8.1, the statements of law and legal conclusions set forth below represent the opinion of Greenberg Traurig, LLP.

The following is a discussion of certain material U.S. federal income tax considerations (i) for holders of shares of Class A Common Stock that elect to have their Class A Common Stock redeemed for cash if the Business Combination is completed, (ii) for holders of Ordinary Shares as a result of the Domestication, (iii) for non-U.S. holders (as defined below) of owning and disposing of the Class A Common Stock after the Domestication, and (iv) of the Business Combination to holders of Ordinary Shares or Public Warrants. This discussion applies only to Class A Common Stock, Ordinary Shares or Public Warrants, as the case may be, that are held as a capital asset for U.S. federal income tax purposes. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, such as:

•	financial institutions;

•	insurance companies;

•	brokers, dealers or traders in securities subject to a mark-to-market method of accounting with respect to shares of Class A Common Stock, Ordinary Shares or Public Warrants;

•	persons holding Class A Common Stock, Ordinary Shares or Public Warrants as part of a “straddle,” hedge, integrated transaction or similar transaction;

•	U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•	“controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	U.S. expatriates or former long-term residents of the U.S.;

•	tax-qualified retirement plans;

•	qualified foreign pension funds (or any entities all of the interests of which are held by a qualified foreign pension fund);

•	persons deemed to sell our Class A Common Stock, Ordinary Shares or Public Warrants under the constructive sale provisions of the Code;

•

persons that acquired our Class A Common Stock, Ordinary Shares or Public Warrants through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;

•	regulated investment companies (RICs) or real estate investment trusts (REITS);

•	partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein);

•	tax-exempt entities or governmental organizations;

•	persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an applicable financial statement; and

•	persons who actually or constructively own 5 percent or more (by vote or value) of the stock of Replay or New Pubco (except as specifically provided below).

If you are a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners will generally depend on the status of the partners and your activities.

This discussion is based on the Code and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which subsequent to the date of this proxy statement may affect the tax consequences described herein. We have not sought any ruling from the Internal Revenue Service (the “IRS”), with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions. This discussion does not address (i) any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes) or (ii) the tax considerations generally applicable to the ownership and disposition of Public Warrants (except in connection with the Business Combination) or Private Placement Warrants.

You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Redemption of Class A Common Stock

In the event that a holder’s shares of Class A Common Stock are redeemed pursuant to the redemption provisions described in this proxy statement/prospectus under the section entitled “The General Meeting of Replay Shareholders — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or other exchange of shares of Class A Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of shares of Class A Common Stock, a U.S. holder will be treated as described below under the section entitled “U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock,” and a non-U.S. holder will be treated as described under the section entitled “Non-U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If the redemption does not qualify as a sale of shares of Class A Common Stock, a holder will be treated as receiving a corporate distribution with the tax consequences to a U.S. holder described below under the section entitled “U.S. Holders — Taxation of Distributions,” and the tax consequences to a non-U.S. holder described below under the section entitled “Non-U.S. Holders — Taxation of Distributions.”

Whether a redemption of shares of Class A Common Stock qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the redeemed holder before and after the redemption (including any stock constructively owned by the holder as a result of owning Private Placement Warrants or Warrants and any of our stock that a holder would directly or indirectly acquire pursuant to the Business Combination or the PIPE Agreements) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A Common Stock generally will be treated as a sale of Class A Common Stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are constructively owned by it. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock which could be acquired pursuant to the exercise of the Private Placement Warrants or Warrants. Moreover, any of our stock that a holder directly or constructively acquires pursuant to the Business Combination or the PIPE Agreements generally should be included in determining the U.S. federal income tax treatment of the redemption.

In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of shares of Class A

Common Stock must, among other requirements, be less than eighty percent (80%) of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account both redemptions by other holders of Class A Common Stock and our common stock to be issued pursuant to the Business Combination). There will be a complete termination of a holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock. The redemption of Class A Common Stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances.

However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied and subject to the PFIC rules discussed below, then the redemption of shares of Class A Common Stock will be treated as a corporate distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “U.S. Holders — Taxation of Distributions,” and the tax effects to such Non-U.S. holder will be as described below under the section entitled “Non-U.S. Holders — Taxation of Distributions.” After the application of those rules, any remaining tax basis of the holder in the redeemed Class A Common Stock will be added to the holder’s adjusted tax basis in its remaining stock, or, if it has none, to the holder’s adjusted tax basis in the stock the holder constructively owns attributable to the PIPE Agreements or Warrants or possibly in other stock constructively owned by it.

A holder should consult with its own tax advisors as to the tax consequences of a redemption.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of Class A Common Stock or Ordinary Shares who or that is, for U.S. federal income tax purposes:

1.	an individual who is a citizen or resident of the United States;

2.	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

3.	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

4.

an entity treated as a trust for U.S. federal income tax purposes if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (2) the trust has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

Taxation of Distributions. If our redemption of a U.S. holder’s shares of Class A Common Stock is treated as a distribution, as discussed above under the section entitled “Redemption of Class A Common Stock,” such distributions generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Class A Common Stock.

Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described below under the section entitled “U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.”

Dividends we pay to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement/prospectus may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock. If our redemption of a U.S. holder’s shares of Class A Common Stock is treated as a sale or other taxable disposition, as discussed above under the section entitled “Redemption of Class A Common Stock,” a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of Class A Common Stock redeemed.

Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Class A Common Stock so disposed of. A U.S. holder’s adjusted tax basis in its Class A Common Stock generally will equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of Class A Common Stock treated as a return of capital.

Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the Class A Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A Common Stock described in this proxy statement/prospectus may suspend the running of the applicable holding period for this purpose (and therefore it is possible that long-term capital gain or loss treatment may not apply). Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of Class A Common Stock (generally, shares of Class A Common Stock acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Non-U.S. Holders

This section applies to you if you are a “Non-U.S. holder.” A Non-U.S. holder is a beneficial owner of our Class A Common Stock or Ordinary Shares who or that is, for U.S. federal income tax purposes:

1.	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

2.	a foreign corporation; or

3.	an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a redemption.

Taxation of Distributions. If our redemption of a Non-U.S. holder’s shares of Class A Common Stock is treated as a distribution, as discussed above under the section entitled “Redemption of Class A Common Stock,” to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its shares of our Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described below under the section entitled “Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.”

The withholding tax does not apply to dividends paid to a Non-U.S. holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise (and any additional requirements therein). A Non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable income tax treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock. If our redemption of a U.S. holder’s shares of Class A Common Stock is treated as a sale or other taxable disposition, as discussed above under the section entitled “Redemption of Class A Common Stock,” a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on such redemption treated as a sale, taxable exchange or other taxable disposition of our Class A Common Stock, unless:

1.

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

2.

we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our Class A Common Stock and certain other conditions are met.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower income tax treaty rate).

We believe that we are not and have not been at any time since our formation a United States real property holding corporation and we do not expect to be a United States real property holding corporation immediately after the Business Combination is completed. However, the determination of whether a corporation is a United States real property holding corporation is primarily factual and there can be no assurance whether such facts will change or whether the IRS or a court will agree with our determination.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments resulting from our redemption of shares of Class A Common Stock. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number or a certification of exempt status, or if the U.S. holder has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

A Non-U.S. holder may have to comply with certification procedures to establish that it is not a United States person on a duly executed applicable IRS Form W-8 or otherwise in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under an income tax treaty will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund of any excess amounts withheld, provided that the required information is timely furnished to the IRS.

FATCA

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on our Class A Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BENE).

If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. If a dividend payment is both subject to withholding under FATCA and subject to the withholding tax discussed above under “Non-U.S. Holders—Taxation of Distributions,” the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Non-U.S. holders should consult their tax advisers regarding the effects of FATCA on a redemption of Class A Common Stock.

U.S. Federal Income Tax Consequences of the Domestication – U.S. Holders

Under Section 368(a)(1)(F) of the Code, a reorganization (an “F Reorganization”) is a “mere change in identity, form, or place of organization of one corporation, however effected.” The Domestication will constitute an F reorganization and the remainder of this section assumes that the Domestication qualifies as such. Therefore, U.S. holders will not recognize taxable gain or loss as a result of the Domestication for U.S. federal income tax purposes, except as provided below under the caption headings “—Effect of Section 367” and “—PFIC Considerations.”

Basis and Holding Period Considerations

Since the Domestication qualifies as an F Reorganization, the tax basis of the Class A Common Stock received by a U.S. holder in the Domestication will equal the U.S. holder’s tax basis in the Ordinary Shares surrendered in exchange therefor, increased by any amount included in the income of such U.S. holder as a result of Section 367 of the Code or under the PFIC rules. See the discussion under the caption heading “—Effect of Section 367” and “—PFIC Considerations” below. The holding period for the Class A Common Stock received by a U.S. holder in the Domestication will include such holder’s holding period for the Ordinary Shares surrendered in exchange therefor.

Effect of Section 367

Section 367 of the Code applies to certain non-recognition transactions involving foreign corporations, including a domestication of a foreign corporation in an F Reorganization. When it applies, Section 367 imposes income tax on certain United States persons in connection with transactions that would otherwise be tax-free.

A.    U.S. Holders of 10 Percent or More of Our Ordinary Shares

A U.S. holder who on the day of the Domestication beneficially owns (directly, indirectly or constructively) Ordinary Shares with a fair market value of $50,000 or more and 10% or more of the total combined voting power of all classes of our stock entitled to vote or 10% or more of the total value of shares of all classes of our stock (a “U.S. 10% Shareholder”) must include in income as a dividend the “all earnings and profits amount” attributable to the Ordinary Shares it directly owns, within the meaning of Treasury Regulation Section 1.367(b)-2(d). A U.S. holder’s ownership of stock options will be taken into account in determining whether such holder owns 10% or more of the total combined voting power of all classes of our stock entitled to vote or 10% or more of the total value of shares of all classes of our stock. Complex attribution rules apply in determining whether a U.S. holder owns 10% or more (by vote or value) of our stock and U.S. holders are urged to consult their tax advisors with respect to the application of these attribution rules.

A U.S. 10% Shareholder’s all earnings and profits amount with respect to its Ordinary Shares is our net positive earnings and profits (as determined under Treasury Regulation Section 1.367(b)-2(d)(2)) attributable to the shares (as determined under Treasury Regulation Section 1.367(b)-2(d)(3)) but without regard to any gain that would be realized on a sale or exchange of such shares. Treasury Regulation Section 1.367(b)-2(d)(3) provides that the all earnings and profits amount attributable to a shareholder’s stock is determined according to the principles of Section 1248 of the Code. In general, Section 1248 of the Code and the Treasury Regulations thereunder provide that the amount of earnings and profits attributable to a block of stock in a foreign corporation is the ratably allocated portion of the foreign corporation’s earnings and profits generated during the period the shareholder held the block of stock.

Accordingly, under Treasury Regulation Section 1.367(b)-3(b)(3), a U.S. 10% Shareholder should be required to include in income as a deemed dividend the all earnings and profits amount (as defined in Treasury Regulation Section 1.367(b)-2(d)) with respect to its Ordinary Shares. The determination of the all earnings and profits amount requires an analysis by a tax accountant of our earnings and profits since our incorporation. We expect to have earnings and profits through the date of the Domestication. As a result, depending upon the period in which such a U.S. 10% Shareholder held its Ordinary Shares, such U.S. 10% Shareholder would be required to include its earnings and profits amount in income as a deemed dividend under Treasury Regulation Section 1.367(b)-3(b)(3) as a result of the Domestication. We intend to advise all shareholders of the results of the all earnings and profits analysis by posting the results on our website.

The determination of our earnings and profits is a complex determination and may be impacted by numerous factors. It is possible that the amount of our earnings and profits could be greater than expected through the date of the Domestication or could be adjusted as a result of an IRS examination.

B.    U.S. Holders That Own Less Than 10 Percent of Our Ordinary Shares

A U.S. holder who on the date of the Domestication beneficially owns (directly, indirectly or constructively) Ordinary Shares with a fair market value of $50,000 or more, but less than 10% of the total combined voting power of all classes of our stock entitled to vote and less than 10% or more of the total value of shares of all classes of our stock, will recognize gain with respect to the receipt of Class A Common Stock in the Domestication, unless such U.S. holder elects, in the alternative, to recognize the “all earnings and profits” amount as described below.

Unless a U.S. holder makes the “all earnings and profits” election as described below, such holder generally must recognize gain (but not loss) with respect to the receipt of Class A Common Stock in the Domestication. Any such gain should be equal to the excess of the fair market value of the Class A Common Stock received over the U.S. holder’s adjusted basis in the Ordinary Shares deemed to be surrendered in exchange therefor. Such gain should be capital gain, and should be long-term capital gain if the holder held the Ordinary Shares for longer than one year.

In lieu of recognizing any gain as described in the preceding paragraph, a U.S. holder may elect to include in income the all earnings and profits amount attributable to its Ordinary Shares under Section 367(b). There are, however, strict conditions for making this election. This election must comply with applicable Treasury Regulations and generally must include, among other things: (i) a statement that the transaction is a Section 367(b) exchange; (ii) a complete description of the transaction, (iii) a description of any stock, securities or other consideration transferred or received in the transaction, (iv) a statement describing the amounts required to be taken into account for U.S. federal income tax purposes, (v) a statement that the U.S. holder is making the election that includes (A) a copy of the information that the U.S. holder received from us establishing and substantiating the U.S. holder’s all earnings and profits amount with respect to the U.S. holder’s Ordinary Shares, and (B) a representation that the U.S. holder has notified us that the U.S. holder is making the election, and (vi) certain other information required to be furnished with the U.S. holder’s tax return or otherwise furnished pursuant to the Code or the Treasury Regulations. In addition, the election must be attached by the U.S. holder to its timely filed U.S. federal income tax return for the year of the Domestication and the U.S. holder must send notice to us of the election no later than the date such tax return is filed. In connection with this election, we intend to provide each U.S. holder eligible to make such an election with information regarding our earnings and profits upon request.

We expect that our cumulative earnings and profits will be greater than zero through the date of the Domestication. As a result, a U.S. holder that makes the election described herein would have an all earnings and profits amount with respect to its Ordinary Shares, and thus would be required to include that amount in income as a deemed dividend as a result of the Domestication.

The determination of our earnings and profits is a complex determination and may be impacted by numerous factors. It is possible that the amount of our earnings and profits could be greater than expected through the date of the Domestication or could be adjusted as a result of an IRS examination.

U.S. HOLDERS ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING WHEN AND WHETHER TO MAKE THIS ELECTION AND, IF THE ELECTION IS DETERMINED TO BE ADVISABLE, THE APPROPRIATE FILING REQUIREMENTS WITH RESPECT TO THIS ELECTION.

C.    U.S. Holders that Own Ordinary Shares with a Fair Market Value Less Than $50,000

A U.S. holder who on the date of the Domestication owns (directly, indirectly or constructively) Ordinary Shares with a fair market value less than $50,000 should not be required to recognize any gain or loss under Section 367 of the Code in connection with the Domestication, and generally should not be required to include any part of the all earnings and profits amount in income.

D.    Shareholder Basis in and Holding Period for Class A Common Stock

For a discussion of a U.S. holder’s tax basis and holding period in the Class A Common Stock received in the Domestication, see above under “—Basis and Holding Period Considerations.”

U.S. HOLDERS ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE TIMING OF THE APPLICABILITY AND THE CONSEQUENCES OF SECTION 367(b) IN THE CASE OF THE DOMESTICATION.

PFIC Considerations

In addition to the discussion above, the Domestication could be a taxable event to U.S. holders under the PFIC provisions of the Code if we are or have ever been a PFIC.

A.    Definition of a PFIC

In general, we will be a PFIC with respect to a U.S. holder if, for any taxable year in which such U.S. holder held Ordinary Shares, (a) at least 75% or more of our gross income for the taxable year was passive income or

(b) at least 50% or more of the value, determined on the basis of a quarterly average, of our assets is attributable to assets that produce or are held to produce passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents and royalties that are derived in the active conduct of a trade or business), and gains from the disposition of passive assets.

B.    Our PFIC Status

We believe we have been a PFIC from our inception. The determination of whether a foreign corporation is a PFIC is primarily factual and there is little administrative or judicial authority on which to rely to make this determination.

C.    Effect of PFIC Rules on the Domestication

Section 1291(f) of the Code requires that, to the extent provided in Treasury Regulations, a U.S. person who disposes of stock of a PFIC recognizes gain notwithstanding any other provision of the Code. No final Treasury Regulations are currently in effect under Section 1291(f). However, proposed Treasury Regulations under Section 1291(f) have been promulgated and may be applied with a retroactive effective date. If finalized in their current form, those regulations would generally require taxable gain recognition to U.S. holders of Ordinary Shares on the Domestication if we are classified as a PFIC at any time during such U.S. holder’s holding period for such shares and the U.S. holder had not made a QEF Election (as discussed below) for the first taxable year in which the U.S. holder owned the Ordinary Shares and in which we were a PFIC (or, if in a later taxable year, a QEF Election together with a deemed sale election). The tax on any such recognized gain would be imposed at the rate applicable to ordinary income and an interest charge would apply based on a complex set of computational rules designed to offset the tax deferral with respect to our undistributed earnings. Under these rules:

1.	the U.S. holder’s gain would be allocated ratably over the U.S. holder’s holding period for such U.S. holder’s Ordinary Shares;

2.

the amount of gain allocated to the U.S. holder’s taxable year in which the U.S. holder recognized the gain, or to the period in the U.S. holder’s holding period before the first day of the first taxable year in which we were a PFIC, would be taxed as ordinary income;

3.

the amount of gain allocated to other taxable years (or portions thereof) of the U.S. holder and included in such U.S. holder’s holding period would be taxed at the highest tax rate in effect for that year applicable to the U.S. holder; and

4.	the interest charge generally applicable to underpayments of tax would be imposed in respect of the tax attributable to each such other taxable year of the U.S. holder.

The proposed Treasury Regulations under Section 1291(f) of the Code were proposed before the Code was amended to allow a U.S. person to make a mark-to-market election (as discussed below). Accordingly, it is not clear how these rules would apply to a U.S. holder who has made such an election.

If the proposed Treasury Regulations are adopted in their final form, the tax consequences should be as set forth above in this section under the caption heading “—PFIC Considerations—C. Effect of PFIC Rules on the Domestication.” However, because the proposed Treasury Regulations have not yet been adopted in final form, they are not currently effective and there is no assurance they will be finally adopted in the form and with the effective date proposed. Nevertheless, the IRS has announced that taxpayers may apply reasonable interpretations of Code provisions applicable to PFICs and that it considers the rules set forth in the proposed Treasury Regulations to be reasonable interpretations of those Code provisions. If the proposed Treasury Regulations are not adopted in the form and with the effective date proposed, the tax consequences should be as set forth above under the caption headings “—U.S. Federal Income Tax Characterization of the Domestication” and “—Effect of Section 367.”

Any “all earnings and profits amount” included in income by a U.S. holder under Section 367(b) of the Code as a result of the Domestication generally would be treated as gain subject to the PFIC rules. In addition, the proposed Treasury Regulations would provide coordinating rules with Section 367(b) of the Code, whereby, if the gain recognition rule of the proposed Treasury Regulations under Section 1291(f) applies to a disposition of PFIC stock that results from a transfer with respect to which Section 367(b) requires the shareholder to recognize gain or include an amount in income as a distribution under Section 301 of the Code, the gain realized on the transfer is taxable as an excess distribution under Section 1291 of the Code, and the excess, if any, of the amount to be included in income under Section 367(b) over the gain realized under Section 1291 is taxable as provided under Section 367(b). See the discussion above under the caption heading “—Effect of Section 367.”

D.    QEF Election and Mark-to-Market Election

The impact of the PFIC rules on a U.S. Holder of Ordinary Shares will depend on whether the U.S. holder has made a timely and effective election to treat us as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. holder’s holding period of Ordinary Shares during which we were classified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. holder made a QEF Election together with a deemed sale election. A deemed sale election creates a deemed sale of the U.S. holder’s Ordinary Shares at their then fair market value and requires the U.S. holder to recognize gain pursuant to the election subject to the special PFIC tax and interest charge rules described above. As a result of any deemed sale election, the U.S. holder would have a new basis and holding period in its Ordinary Shares. The QEF Election requires the U.S. holder to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. holder in which or with which our taxable year ends. If a QEF Election has been made, the electing U.S. holder generally will not be subject to the special taxation rules of Section 1291 of the Code discussed herein. A U.S. holder’s ability to make a QEF election with respect to its Ordinary Shares is contingent upon, among other things, the provision by us of certain information that would enable the U.S. holder to make and maintain a QEF election. We will endeavor to provide to a U.S. holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. holder to make and maintain a QEF election, but there can be no assurance that we will timely provide such information that is required to make and maintain the QEF election.

The impact of the PFIC rules on a U.S. holder of Ordinary Shares may also depend on whether the U.S. holder has made an election under Section 1296 of the Code. U.S. holders who hold (or are deemed to hold) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the SEC, including the NYSE, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value (a “mark-to-market election”). If the U.S. holder makes a valid mark-to-market election for the first taxable year of the U.S. holder in which the U.S. holder holds (or is deemed to hold) Ordinary Shares and for which we are classified as a PFIC, such holder generally will not be subject to the special taxation rules of Section 1291 of the Code discussed herein. Instead, in general, the U.S. Holder will include as ordinary income for each of the taxable years the excess, if any, of the fair market value of its Ordinary Shares at the end of such taxable year over the adjusted basis in its Ordinary Shares. The U.S. holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its Ordinary Shares over the fair market value of its Ordinary Shares at the end of such taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. holder’s basis in its Ordinary Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the Ordinary Shares will be treated as ordinary income. As discussed above, it is not clear how the proposed Treasury Regulations under Section 1291(f) of the Code would apply to a U.S. holder who has made a mark-to-market election.

E.    Information Reporting

A U.S. holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. holder generally is required to file an IRS Form 8621 (whether or not a QEF Election or mark-to-market election is made) and such other information as may be required under the Treasury Regulations or other IRS guidance. In addition to penalties, a failure to satisfy such reporting requirements may result in an extension of the period during which the IRS can assess a tax. U.S. holders should consult their own tax advisors regarding these filing requirements.

The PFIC rules are complex and the implementation of certain aspects of the PFIC rules requires the issuance of Treasury Regulations which in many instances have not been promulgated but which may be promulgated with retroactive effect. There can be no assurance that any of these proposals will be enacted or promulgated, and if so, the form they will take or the effect that they may have on this discussion. Accordingly, and due to the complexity of the PFIC rules, U.S. holders are strongly urged to consult their own tax advisers concerning the impact of these rules on the Domestication, including, without limitation, whether a QEF Election, deemed sale election and/or mark to market election is available with respect to their Ordinary Shares and the consequences to them of any such election.

U.S. Federal Income Tax Consequences of the Domestication and of Owning and Disposing of Shares of Class A Common Stock – Non-U.S. Holders

We do not expect the Domestication to result in any U.S. federal income tax consequences to non-U.S. holders of Ordinary Shares.

A.	Dividends

As discussed under the section entitled “Risk Factors” above, we do not anticipate paying dividends on our Class A Common Stock. In the event that we do make a distribution of cash or property with respect to Class A Common Stock (other than certain pro rata distributions of our stock), any such distribution will be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid to a non-U.S. holder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a non-U.S. holder generally will be required (a) to provide us an IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying its entitlement to benefits under the treaty and (b) if the Class A Common Stock is held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. Special certification and other requirements apply to certain non-U.S. holders that are pass-through entities rather than corporations or individuals.

The withholding tax does not apply to dividends paid to a non-U.S. Holder that provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the non-U.S. holder), provided certain certification and disclosure requirements are met. Instead, the effectively connected dividends will be subject to U.S. tax on a net income basis at the regular graduated rates and in the manner applicable to U.S. persons (subject to an applicable income tax-treaty providing otherwise). A foreign corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

If a non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty, the non-U.S. holder may obtain a refund of any amounts withheld in excess of that rate by timely filing a refund claim with the IRS.

If the amount of a distribution paid by us to a non-U.S. holder exceeds our current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the non-U.S. holder’s adjusted tax basis in such share, and thereafter as capital gain from a sale or other disposition of such share that is taxed as described below under the heading “—Sale or Other Disposition of Class A Common Stock.”

B.	Sale or Other Disposition of Class A Common Stock

A non-U.S. holder generally will not be subject to U.S. federal income tax on gain realized on a sale or other disposition of our Class A Common Stock unless:

(i)

the non-U.S. holder is an individual who was present in the United States for 183 days or more in the taxable year of the disposition and other requirements are met (in which case, the individual will be subject to a 30% (or a lower treaty rate) tax on the gain derived from the sale or other disposition, which gain may be offset by United States source capital losses even though the individual is not considered a resident of the United States),

(ii)

the gain is effectively connected with a trade or business of the non-U.S. holder in the United States (and if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. holder) (in which case, the gain will be subject to U.S. tax on a net income basis at the regular graduated rates and in the manner applicable to U.S. persons (subject to an applicable income tax treaty providing otherwise) and, if the non-U.S. holder is a corporation, an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate) may also apply), or

(iii)

we are or have been a United States real property holding corporation at any time within the five-year period preceding the disposition or the non-U.S. holder’s holding period, whichever period is shorter, and either (A) our Class A Common Stock has ceased to be regularly traded on an established securities market or (B) the non-U.S. holder has owned or is deemed to have owned, at any time within the five-year period preceding the disposition or the non-U.S. holder’s holding period, whichever period is shorter, more than 5% of our Class A Common Stock.

We believe that we are not and have not been at any time since our formation a United States real property holding corporation and we do not expect to be a United States real property holding corporation immediately after the Business Combination is completed. However, the determination of whether a corporation is a United States real property holding corporation is primarily factual and there can be no assurance whether such facts will change or whether the IRS or a court will agree with our determination.

C.	Information Reporting Requirements and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on and the proceeds from a sale or other disposition of our Class A Common Stock. A non-U.S. holder may have to comply with certification procedures to establish that it is not a United States person or otherwise establish an exemption in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well. The amount of any backup withholding from a payment to a non-U.S. holder will be allowed as a credit against such non-U.S. holder’s U.S. federal income tax liability and may entitle such non-U.S. holder to a refund, provided that the required information is furnished to the IRS in a timely manner.

Under the Code and the Treasury Regulations, certain categories of U.S. holders must file information returns with respect to their investment in, or involvement in, a foreign corporation. U.S. holders are urged to consult with their own tax advisors concerning such reporting requirements, including whether any reporting is required under Section 367(b).

D.	Withholding on Payments to Foreign Financial Institutions and Foreign Non-financial Institutions

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends on our Class A Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S.

information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BENE).

If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. If a dividend payment is both subject to withholding under FATCA and subject to the withholding tax discussed above under “Non-U.S. Holders—Taxation of Distributions,” the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax.

U.S. Federal Income Tax Considerations of the Business Combination – U.S. Holders

Subject to the discussion below regarding Public Warrants, the receipt of shares of Class A Common Stock in exchange for Ordinary Shares pursuant to the Business Combination should qualify as an “exchange” described in Section 351 of the Code. Therefore, a U.S. holder of Ordinary Shares receiving shares of Class A Common Stock pursuant to the Business Combination should not recognize gain or loss with respect to the receipt of such shares for U.S. federal income tax purposes.

The appropriate U.S. federal income tax treatment of the Public Warrants in connection with the Business Combination is not certain. It is possible that a U.S. holder of Public Warrants could be treated as exchanging such Public Warrants for “new” warrants in the Replay Merger. If so treated, a U.S. holder could be required to recognize gain or loss in such deemed exchange in an amount equal to the difference between the fair market value of the “new” Public Warrants held by it immediately following the Business Combination and the adjusted tax basis of the Public Warrants held by it immediately prior to the Business Combination. Alternatively, it is possible that a U.S. holder of Public Warrants could be treated as transferring its Public Warrants and Ordinary Shares to New Pubco in exchange for “new” Public Warrants and Class A Common Stock in an exchange described in Section 351(b) of the Code (and not in Section 368 of the Code). If so treated, a U.S. holder should be required to recognize gain (but not loss) in an amount equal to the lesser of (i) the amount of gain realized by such holder (generally, the excess of (x) the sum of the fair market values of the “new” Public Warrants treated as received by such holder and the Class A Common Stock received by such holder over (y) such holder’s aggregate adjusted tax basis in the Public Warrants and Ordinary Shares treated as having been exchanged therefor) and (ii) the fair market value of the “new” Public Warrants treated as having been received by such holder in such exchange. If the deemed exchange of Public Warrants also qualifies as part of a “reorganization” within the meaning of Section 368 of the Code, a U.S. holder of Public Warrants generally should not recognize any gain or loss on any such deemed exchange of Public Warrants, and such U.S. holder’s basis in the “new” Public Warrants deemed received should be equal to the U.S. holder’s basis in its Public Warrants deemed transferred. However, the requirements for qualification of the Replay Merger as a “reorganization” under Section 368 of the Code are more stringent in certain respects than the requirements for qualification as an exchange under Section 351 of the Code, and there can be no assurance that the transaction will also qualify under Section 368. U.S. holders of Public Warrants are urged to consult with their tax advisors regarding the treatment of their Public Warrants in connection with the Business Combination.

U.S. Federal Income Tax Considerations of the Business Combination – Non-U.S. Holders

The U.S. federal income tax characterization of the Business Combination for non-U.S. holders of Ordinary Shares or Public Warrants will generally correspond to the U.S. federal income tax characterization of the Business Combination for U.S. holders of Ordinary Shares or Public Warrants, as described above. If a non-U.S. holder of Public Warrants is treated either as exchanging such warrants for “new” warrants or as receiving “new”

Public Warrants in an exchange described in Section 351(b) of the Code, such non-U.S. holder will not be subject to U.S. federal income tax on any gain recognized as a result of the exchange unless:

(i)

the non-U.S. holder is an individual who was present in the United States for 183 days or more in the taxable year of the disposition and other requirements are met (in which case, the individual will be subject to a 30% (or a lower treaty rate) tax on the gain derived from the sale or other disposition, which gain may be offset by United States source capital losses even though the individual is not considered a resident of the United States),

(ii)

the gain is effectively connected with a trade or business of the non-U.S. holder in the United States (and if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. holder) (in which case, the gain will be subject to U.S. tax on a net income basis at the regular graduated rates and in the manner applicable to U.S. persons (subject to an applicable income tax treaty providing otherwise) and, if the non-U.S. holder is a corporation, an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate) may also apply), or

(iii)

Replay is or has been a United States real property holding corporation at any time within the five-year period preceding the exchange or the non-U.S. holder’s holding period, whichever period is shorter, and the non-U.S. holder has owned or is deemed to have owned, at any time within the five-year period preceding the exchange or the non-U.S. holder’s holding period, whichever period is shorter, more than 5% of our Ordinary Shares.

Replay believes that it is not and has not been at any time since its formation a United States real property holding corporation. However, the determination of whether a corporation is a United States real property holding corporation is primarily factual and there can be no assurance whether such facts will change or whether the IRS or a court will agree with such determination. Non-U.S. holders of Public Warrants are urged to consult with their tax advisors regarding the treatment of their Public Warrants in connection with the Business Combination.

THIS SECTION IS OF A GENERAL NATURE ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED TO BE, LEGAL, BUSINESS OR TAX ADVICE TO ANY PARTICULAR SHAREHOLDER.

SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF THE DESCRIBED TRANSACTIONS IN THEIR PARTICULAR CIRCUMSTANCES.

PROPOSAL NO. 2 – THE STOCK ISSUANCE PROPOSALS

Overview

Our shareholders are also being asked to approve the Stock Issuance Proposals.

We are seeking shareholder approval, for the purposes of complying with the applicable listing standards of NYSE, of the following issuances of Ordinary Shares, shares of Class A Common Stock and shares of Class B Common Stock in connection with the Business Combination:

•	Proposal 2(a): each issuance of Ordinary Shares pursuant to each Replay PIPE Agreement;

•	Proposal 2(b): each issuance of shares of Class A Common Stock pursuant to each New Pubco PIPE Agreement;

•	Proposal 2(c): each issuance of shares of Class A Common Stock pursuant to the Transaction Agreement;

•	Proposal 2(d): each issuance of shares of Class B Common Stock pursuant to the Transaction Agreement;

•	Proposal 2(e): each issuance of Ordinary Shares pursuant to each Replay PIPE Agreement entered into with an affiliate of the Sponsor;

•	Proposal 2(f): each issuance of shares of Class A Common Stock to the Sellers, Blocker and Blocker GP pursuant to the Transaction Agreement; and

•	Proposal 2(g): each issuance of shares of Class B Common Stock to the Sellers pursuant to the Transaction Agreement.

Reasons for the Approval of the Stock Issuance Proposal

We are seeking shareholder approval in order to comply with various parts of Rule 312.03 of the NYSE Listed Company Manual. For purposes of the below rules, we are treating the shares of Class A Common Stock issuable pursuant to the New Pubco PIPE Agreements, the shares of Class A Common Stock issuable pursuant to the Transaction Agreement and the shares of Class B Common Stock issuable pursuant to the Transaction Agreement as if they are Ordinary Shares issuable by Replay, even though they will be issued by New Pubco, because Replay currently is the NYSE-listed entity.

Under Rule 312.03(c), shareholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock. Additionally, under Rule 312.03(d), shareholder approval is required prior to an issuance that will result in a change of control of the issuer.

The aggregate number of (A) Ordinary Shares issuable pursuant to the Replay PIPE Agreements, (B) shares of Class A Common Stock issuable pursuant to the New Pubco PIPE Agreements (treating each such share as an Ordinary Share issuable by Replay), (C) shares of Class A Common Stock issuable pursuant to the Transaction Agreement (treating each such share as an Ordinary Share issuable by Replay) and (D) shares of Class B Common Stock issuable pursuant to the Transaction Agreement (treating each such share as an Ordinary Share issuable by Replay) will, taken together, have voting power in excess of 20% of the voting power of Replay outstanding prior to such issuances and will be in excess of 20% of the number of Ordinary Shares outstanding prior to such issuances. Accordingly, shareholder approval of such issuances is required under Rule 312.03(c). In addition, the issuances referred to in clauses (B), (C) and (D) above will result in a change of control of Replay. Accordingly, shareholder approval of such issuances is required under Rule 312.03(d).

Under Rule 312.03(b), shareholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, to (1) a director, officer or substantial security holder of the issuer (each a “Related Party”), (2) a subsidiary, affiliate or other closely-related person of a Related Party or (3) any company or entity in which a Related Party has a substantial direct or indirect interest if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding before the issuance.

The issuances of shares of Class A Common Stock to the Blackstone Investors and the BL Investors pursuant to the New Pubco PIPE Agreements (treating each such share as an Ordinary Share issuable by Replay) will cause each such entity to become a substantial security holder of Replay and will occur before the issuances of shares of Class A Common Stock and Class B Common Stock pursuant to the Transaction Agreement. Thus, when the Blackstone Investors and the BL Investors are issued shares of Class A Common Stock and Class B Common Stock pursuant to the Transaction Agreement (treating each such share as an Ordinary Share issuable by Replay), each such issuance will be a Related Party issuance subject to Rule 312.03(b), and will also exceed 1% of the number of Ordinary Shares and 1% of Replay’s voting power outstanding before the issuances. Accordingly, shareholder approval of such issuances is required under Rule 312.03(b).

In addition, the Ordinary Shares issuable pursuant to each Replay PIPE Agreement entered into with an affiliate of the Sponsor will constitute a Related Party issuance subject to Rule 312.03(b), and will also exceed 1% of the number of Ordinary Shares and 1% of Replay’s voting power outstanding before the issuances. Accordingly, shareholder approval of such issuances is required under Rule 312.03(b).

Vote Required for Approval

The approval of the Stock Issuance Proposals requires the affirmative vote of the holders of a majority of the Ordinary Shares present and entitled to vote thereon at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the general meeting. The Stock Issuance Proposals are conditioned on the approval of the Cayman Proposals and the Organizational Documents Proposals. Therefore, if the Cayman Proposals and the Organizational Documents Proposals are not approved, the Stock Issuance Proposals will have no effect, even if approved by our Public Shareholders.

Recommendation of Replay’s Board of Directors

REPLAY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF EACH OF THE STOCK ISSUANCE PROPOSALS.

PROPOSAL NO. 3 – THE ORGANIZATIONAL DOCUMENTS PROPOSALS

Overview

If the Cayman Proposals are approved and the Business Combination is to be consummated, then (as applicable to the Organizational Documents Proposals) the Domestication will be consummated to effect a change in Replay’s jurisdiction from the Cayman Islands to Delaware and thereafter, the Replay Merger will be consummated. In connection with the Domestication, the Ordinary Shares will be converted into Replay LLC Units and Replay’s Amended and Restated Memorandum and Articles of Association (the “Existing Organizational Documents”) will be replaced with the Replay LLCA. In connection with the Replay Merger, which our board of directors expects will be consummated on the same day that the Domestication is consummated in accordance with Delaware law, the Replay LLC Units outstanding immediately prior to the effectiveness of the Replay Merger will be converted into the right to receive shares of Class A Common Stock, which will be subject to New Pubco’s proposed Amended and Restated Certificate of Incorporation (the “Proposed Charter”) and proposed Amended and Restated Bylaws (the “Proposed Bylaws” and, together with the Proposed Charter, the “Proposed Organizational Documents”). In connection with the consummation of both the Domestication and the Replay Merger, therefore, former shareholders of Replay subject to the Existing Organizational Documents ultimately will become subject to the Proposed Organization Documents. We refer to this as the “replacement” of the Existing Organizational Documents with the Proposed Organizational Documents.

Replay’s shareholders are being asked to consider and vote upon and to approve the following separate proposals (collectively, the “Organizational Documents Proposals”) in connection with the replacement of the Existing Organizational Documents with the Proposed Organizational Documents. The Organizational Documents Proposals are conditioned on the approval of the Cayman Proposals. Therefore, if the Cayman Proposals are not approved, the Organizational Documents Proposals will have no effect, even if approved by our Public Shareholders. Defined terms used but not defined herein have the meanings ascribed to them in the applicable Organizational Document.

Organizational Documents Proposal A — Authorized Capital Stock

In connection with the replacement of the Existing Organizational Documents with the Proposed Organizational Documents, Replay’s shareholders are being asked to approve the change in the authorized share capital from $20,200 divided into 200,000,000 Ordinary Shares of a par value of $0.0001 each and 2,000,000 preferred shares of a par value of $0.0001 each (as provided in the Existing Organizational Documents), to 6,601,000,000 shares of authorized capital stock, consisting of 6,000,000,000 shares of Class A Common Stock, $0.0001 par value per share, 1,000,000 shares of Class B Common Stock, $0.0001 par value per share, and 600,000,000 shares of undesignated preferred stock, $0.0001 par value per share (as provided in the Proposed Charter).

Organizational Documents Proposal B — Approval of Proposal Relating to the Ability of Stockholders to Call a Special Meeting

In connection with the replacement of the Existing Organizational Documents with the Proposed Organizational Documents, Replay’s shareholders are being asked to approve the change from the ability of the directors or, at any time there are no directors, any two shareholders (or if there is only one shareholder, that shareholder), to convene general meetings of shareholders (as provided in the Existing Organizational Documents), to the calling of special meetings of stockholders generally entitled to vote by or at the direction solely of (i) the board of directors, (ii) the chairman of the board or (iii) the chief executive officer, except that, at the request of the Principal Stockholders (other than at any time during the Voting Rights Threshold Period), a special meeting must be called by or at the direction of the board of directors or the chairman of the board (as provided in the Proposed Charter). Under the Proposed Organizational Documents, New Pubco’s stockholders, other than the Principal Stockholders, have no power to call or request a special meeting.

Organizational Documents Proposal C — Approval of Other Changes in Connection with the Adoption of the Proposed Organizational Documents

In connection with the replacement of the Existing Organizational Documents with the Proposed Organizational Documents, Replay’s shareholders are being asked to approve all other changes in connection with the replacement of the Existing Organizational Documents of Replay with the Proposed Organizational Documents of New Pubco, including, among other things, (i) changing from a blank check company seeking a business combination within a certain period (as provided in the Existing Organizational Documents), to a corporation having perpetual existence (as provided in the Proposed Charter), (ii) changing from no provision in the Existing Organizational Documents providing where certain claims must be brought, to requiring certain claims to be brought in the Court of Chancery of the State of Delaware or the federal district courts of the United States (as provided in the Proposed Organizational Documents), and (iii) changing from no provision in the Existing Organizational Documents with respect to corporate opportunities, to renouncing an interest or expectancy in certain corporate opportunities involving non-employee members of the New Pubco Board, the Principal Stockholders and their respective affiliates (as provided in the Proposed Charter).

Reasons for the Approval of the Organizational Documents Proposals

Authorized Stock

Our board of directors believes that it is important for New Pubco to have available for issuance a number of authorized shares of common stock and preferred stock sufficient to support New Pubco’s growth and to provide flexibility for future corporate needs (including, if needed, as part of financing for future growth acquisitions). Our board of directors believes that Organizational Documents Proposal A, if approved, would adequately address the authorized share needs of New Pubco after the Business Combination.

Approval of Proposal Relating to the Ability of Stockholders to Call a Special Meeting

Our board of directors believes it is in the best interests of Replay to approve Organizational Documents Proposal B to adequately address the needs of New Pubco after the Business Combination. Limiting the ability of stockholders (except for the Principal Stockholders other than during the Voting Rights Threshold Period) to call a special meeting of stockholders as provided in the Proposed Charter prevents minority stockholders from calling a special meeting of stockholders to remove directors, amend New Pubco’s bylaws or take other actions advancing minority stockholders’ agenda without prior action by the board of directors, the chairman of the board or the chief executive officer. Limiting the ability of the stockholders (except for the Principal Stockholders other than during the Voting Rights Threshold Period) to call special meetings of stockholders is intended to avoid distraction to management caused by holding meetings of stockholders in addition to the annual meeting unless the board of directors, the chairman of the board or the chief executive officer determines such expense and diversion of management focus is warranted.

The Proposed Organizational Documents provide that the board of directors or the chairman of the board must call a special meeting of stockholders when requested by the Principal Stockholders, other than during the Voting Rights Threshold Period, which is any time when the Principal Stockholders beneficially own, in the aggregate, less than 30% of the total voting power of all the then outstanding shares of stock of New Pubco entitled to vote in the election of directors.

Perpetual Existence

Our board of directors believes that making New Pubco’s corporate existence perpetual as provided in the Proposed Charter (rather than a blank check company seeking a business combination as provided in the Existing Organizational Documents) is desirable to reflect the Business Combination and to clearly identify New Pubco as the publicly traded entity. Additionally, perpetual existence is the usual period of existence for corporations, and our board of directors believes that it is the most appropriate period for New Pubco following the Business Combination.

Exclusive Forum

Adopting exclusive forums for certain claims as provided in the Proposed Charter is intended to assist New Pubco in avoiding multiple lawsuits in multiple jurisdictions regarding the same claims. The ability to require such claims to be brought in a single forum will help to assure consistent consideration of the issues, the application of a relatively known body of case law and level of expertise and should promote efficiency and cost-savings in the resolutions of such claims.

Our board of directors believes that the Court of Chancery of the State of Delaware is best suited to adjudicate (i) any derivative action or proceeding brought on behalf of New Pubco, (ii) any action asserting a claim of breach of fiduciary duty owed by any current or former director, officer, stockholder or employee of New Pubco to New Pubco or its stockholders, (iii) any action asserting a claim arising under any provision of the DGCL or either of the Proposed Organizational Documents or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (iv) any action asserting a claim governed by the internal affairs doctrine, given that New Pubco is incorporated in Delaware. Delaware law generally applies to such intra-corporate disputes and the Court of Chancery of the State of Delaware has developed considerable expertise with respect to corporate law issues, as well as a substantial and influential body of case law construing Delaware’s corporate law and long-standing precedent regarding corporate governance. Further, the Court of Chancery of the State of Delaware is a specialized court that routinely address such dispute and has streamlined procedures and processes which help provide relatively quick decisions, which can minimize the time, cost and uncertainty of such disputes for all parties. The board of directors therefore believes that requiring such disputes to be brought in the Court of Chancery of the State of Delaware as provided in the Proposed Charter provides New Pubco and its stockholders with more predictability regarding the outcome of intra-corporate disputes.

Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Our board of directors believes that the federal district courts of the United States are best suited to adjudicate any complaint asserting a cause of action arising under the federal securities laws of the United States, including the Securities Act and the Exchange Act and, in each case, the applicable rules and regulations promulgated thereunder. The board of directors therefore believes that requiring such disputes to be brought in the federal district courts of the United States as provided in the Proposed Charter promotes judicial fairness and avoid conflicting results, as well as makes New Pubco’s defense of applicable claims less disruptive and more economically feasible, principally by avoiding duplicative discovery.

It is possible that a court could find these forum selection provisions to be inapplicable or unenforceable and, accordingly, New Pubco could be required to litigate claims in multiple jurisdictions, incur additional costs or otherwise not receive the benefits that the board of directors expects New Pubco’s forum selection provisions to provide.

To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of New Pubco shall be deemed to have notice of and consented to the forum provisions in the Proposed Charter. However, investors will not be deemed to have waived compliance with the federal securities laws and the rules and regulations thereunder as a result of the forum selection provisions in the Proposed Charter.

Renunciation of Corporate Opportunities

Our board of directors believes that renouncing these opportunities as to non-employee directors of New Pubco and their respective affiliates is essential to New Pubco’s ability to retain and attract qualified non-employee directors. We expect that qualified non-employee directors would likely engage in business activities outside of New Pubco and that such outside experience would be beneficial to any such director’s service as a member of the board of directors of New Pubco. Our board of directors believes that without renouncing such opportunities, qualified non-employee directors could be dissuaded from serving on New Pubco’s board of directors to the extent that they are concerned that such service could foreclose them from, or expose them to potential liability for, pursuing corporate opportunities in their individual capacity or in connection with other entities unrelated to New Pubco and its affiliates. Our board of directors believes that the corporate opportunity renunciation included in the Proposed Charter with respect to non-employee directors of New Pubco and their respective affiliates provides a clear delineation between what constitutes a corporate opportunity for New Pubco and what constitutes a corporate opportunity that a non-employee director (or his or her affiliates) may otherwise pursue, and that such clarity will enable New Pubco to attract and retain qualified non-employee directors.

Blank Check Company

Our board of directors has determined it is in the best interest of Replay to eliminate provisions in the Existing Organizational Documents specific to our status as a blank check company seeking a business combination within a certain period. This deletion is desirable because these provisions will serve no purpose following consummation of the Business Combination. For example, the Proposed Charter removes the requirement of the Existing Organizational Documents to dissolve Replay and instead allows New Pubco to continue as a corporate entity with perpetual existence following consummation of the Business Combination. Perpetual existence is the usual period of existence for corporations, and our board of directors believes it is the most appropriate period for New Pubco.

Comparison of Existing Organizational Documents to Proposed Organizational Documents

The Proposed Organizational Documents differ materially from the Existing Organizational Documents. The following table sets forth a summary of the principal changes proposed to be made between the Existing Organizational Documents and the Proposed Organizational Documents. This summary is qualified by reference to the complete text of the Existing Organizational Documents, attached to this proxy statement/prospectus as Annex C and the complete text of the Proposed Charter, a copy of which is attached to this proxy statement/prospectus as Annex D, and the Proposed Bylaws, a copy of which is attached to this proxy statement/prospectus as Annex E. All shareholders are urged to read each of the Proposed Organizational Documents in its entirety for a more complete description of its terms. Additionally, as the Existing Organizational Documents are governed by the Cayman Islands Companies Act and the Proposed Organizational Documents will be governed by the DGCL, we urge shareholders to carefully consult the information set out under the “Comparison of Corporate Governance and Shareholder Rights” section of this proxy statement/prospectus.

	Existing Organizational Documents	Proposed Organizational Documents
Authorized Capital Stock (Organizational Documents Proposal A)	The Existing Organizational Documents provide for share capital of $20,200 divided into 200,000,000 Ordinary Shares of a par value of $0.0001 each and 2,000,000 preferred shares of a par value of $0.0001 each. See paragraph 7 of the Existing Organizational Documents.	The Proposed Charter authorizes 6,601,000,000 shares of capital stock, consisting of 6,000,000,000 shares of Class A Common Stock, $0.0001 par value per share, 1,000,000 shares of Class B Common Stock, $0.0001 par value per share, and 600,000,000 shares of undesignated preferred stock, $0.0001 par value per share. See Article IV of the Proposed Charter.

Ability of Stockholder to Call a Special Meeting (Organizational	The Existing Organizational Documents provide that the directors, or, if at any time there are no directors, any two shareholders (or if there is only one shareholder then that shareholder) of Replay may convene a	The Proposed Organizational Documents do not permit the stockholders of New Pubco to call a special meeting of stockholders, except that the board of directors or the chairman of the board must

	Existing Organizational Documents	Proposed Organizational Documents
Documents Proposal B)	general meeting of shareholders. See Article 55 of the Existing Organizational Documents.	call a special meeting of stockholders when requested the Principal Stockholders other than during any Voting Rights Threshold Period. See Article 7.1 of the Proposed Charter.

Corporate Name (Organizational Documents Proposal C)	The Existing Organizational Documents provide the name of the company is “Replay Acquisition Corp.” See paragraph 1 of the Existing Organizational Documents.	The Proposed Charter provides that the name of New Pubco is “Finance of America Companies Inc.” See Article I of the Proposed Charter.
Perpetual Existence (Organizational Documents Proposal C)	The Existing Organizational Documents provide that if we do not consummate a business combination (as defined in our Existing Organizational Documents) by 24 months after the closing of the IPO, Replay shall cease all operations except for the purposes of winding up and shall redeem the shares issued in the IPO from the Trust Account and liquidate. See Article 17 of the Existing Organizational Documents.	The Proposed Organizational Documents do not include any provisions relating to New Pubco’s ongoing existence; under the DGCL, New Pubco’s existence will be perpetual.

Exclusive Jurisdiction (Organizational Documents Proposal C)	The Existing Organizational Documents do not contain a provision adopting an exclusive forum for certain claims.	The Proposed Charter adopts the Court of Chancery of the State of Delaware or the federal district courts of the United as the exclusive forum for certain claims. See Article XII of the Proposed Charter.

Corporate Opportunities (Organizational Documents Proposal C)	The Existing Organizational Documents contain certain allowances in relation to entering into a business combination (as defined in such documents) with an affiliate of our Sponsor or our own directors or executive officers. See Article 25 of the Existing Organizational Documents.	The Proposed Organizational Documents renounce corporate opportunities that may be pursued by New Pubco’s non-employee directors, the Principal Stockholders and their respective affiliates (although New Pubco does not renounce any interest in business opportunities expressly offered to a non-employee director solely in his or her capacity as a director or officer of New Pubco). See Article IX of the Proposed Charter.

Provisions Related to Status as Blank Check Company (Organizational Documents Proposal C)	The Existing Organizational Documents set forth various provisions related to our status as a blank check company prior to the consummation of a business combination. See Articles 13-26 of the Existing Organizational Documents.	The Proposed Organizational Documents do not include such provisions related to Replay’s status as a blank check company, which no longer will apply upon consummation of the Business Combination, as Replay will cease to be a blank check company at such time.

Vote Required for Approval

The approval of Organizational Documents Proposals requires the affirmative vote of the holders of a majority of the outstanding Ordinary Shares present and entitled to vote thereon at the general meeting.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the general meeting. The Organizational Documents Proposals are conditioned on the approval of the Cayman Proposals.

Recommendation of Replay’s Board of Directors

REPLAY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ORGANIZATIONAL DOCUMENTS PROPOSALS.

PROPOSAL NO. 4 – THE INCENTIVE PLAN PROPOSAL

Overview

Our board of directors expects to approve and adopt the Incentive Plan, which will be assumed and adopted by New Pubco, effective as of the effective time of the Replay Merger, subject to the approval of our shareholders. We are seeking shareholder approval of the Incentive Plan (i) in order for incentive stock options to meet the requirements of the Code and (ii) in order to comply with the NYSE Listing Rules.

Our board of directors believes that the approval of Incentive Plan by the shareholders will benefit the compensation structure and strategy of Replay. New Pubco’s ability to attract, retain and motivate top quality management, employees and non-employee directors is material to its success, and our board of directors has concluded that this would be enhanced by the ability to make grants under the Incentive Plan. In addition, our board of directors believes that the interests of Replay and shareholders will be advanced if we can offer employees and non-employee directors the opportunity to acquire or increase their proprietary interests in New Pubco.

Set forth below is a summary of the material terms of the Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the Incentive Plan, a copy of which is attached to this proxy statement/prospectus as Exhibit I to Annex A. We urge our shareholders to read the entire Incentive Plan carefully before voting on this proposal.

If approved by our shareholders, the Incentive Plan will become effective upon the consummation of the effective time of the Replay Merger.

Material Terms of the Incentive Plan

Purpose. The purpose of the Incentive Plan is to provide a means through which to attract and retain key personnel and to provide a means whereby our directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in us, or be paid incentive compensation, including incentive compensation measured by reference to the value of our shares of Class A Common Stock, thereby strengthening their commitment to our welfare and aligning their interests with those of our shareholders.

Eligibility. Eligible participants are any (i) individual employed by New Pubco, FoA, or any of their respective subsidiaries, which shall be collectively referred to herein as the “Company Group”; provided, however, that no employee covered by a collective bargaining agreement will be eligible to receive awards under the Incentive Plan unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of any member of the Company Group; or (iii) consultant or advisor to any member of the Company Group who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above, has entered into an award agreement or who has received written notification from the Committee (as defined below) or its designee that they have been selected to participate in the Incentive Plan. As of the date of this Registration Statement, there were approximately 5,500 such persons eligible to participate in the programs to be approved under the Incentive Plan.

Administration. The Incentive Plan will be administered by the compensation committee of the New Pubco Board, or such other committee of the New Pubco Board to which it has properly delegated power, or if no such committee or subcommittee exists, the New Pubco Board (such administering body referred to herein, for purposes of this description of the Incentive Plan, as the “Committee”). Except to the extent prohibited by applicable law, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the Incentive Plan. The Committee is authorized to: (i) designate participants; (ii) determine the type or types of awards to be granted to a participant; (iii) determine the number of shares of Class A Common Stock to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, awards; (iv) determine the terms and conditions of any award; (v) determine whether, to what extent and under what circumstances awards may be settled in, or exercised for, cash, shares of Class A Common Stock, other securities, other awards or other property, or canceled, forfeited or suspended and the method or methods by which awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Class A Common Stock, other securities, other awards, or other property and other amounts payable with respect to an award will be deferred either automatically or at the election of the participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the Incentive Plan and any instrument or agreement relating to, or award granted under, the Incentive Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee may deem appropriate for the proper administration of the Incentive Plan; (ix) adopt sub-plans; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Incentive Plan. Unless otherwise expressly provided in the Incentive Plan, all designations, determinations, interpretations and other decisions under or with respect to the Incentive Plan or any award or any documents evidencing awards granted pursuant to the Incentive Plan are within the sole discretion of the Committee, may be made at any time, and are final, conclusive and binding upon all persons or entities, including, without limitation, us, any participant, any holder or beneficiary of any award and any of New Pubco’s stockholders.

Awards Subject to the Incentive Plan. The Incentive Plan provides that the total number of shares of Class A Common Stock that may be issued under the Incentive Plan is 21,250,000, or the “Absolute Share Limit”; provided, however, that the Absolute Share Limit shall be increased on the first day of each fiscal year beginning with the 2022 fiscal year in an amount equal to the least of (x) 5,312,500 shares of Class A Common Stock, (y) 2.5% of the total number of shares of Class A Common Stock outstanding on the last day of the immediately preceding fiscal year, treating, for the avoidance of doubt, all then-outstanding FoA Units as shares of Class A Common Stock, assuming the full exchange of then-outstanding FoA Units for shares of Class A Common Stock in accordance with the Exchange Agreement, and (z) a lower number of shares of common stock as determined by the New Pubco Board. Of this amount, the maximum number of shares of Class A Common Stock for which incentive stock options may be granted is 21,250,000; and during a single fiscal year, each non-employee director shall be granted a number of shares of Class A Common Stock subject to awards, taken together with any cash fees paid to such non-employee director during the fiscal year, equal to a total value of $750,000 or such lower amount as determined by the New Pubco Board. Except for “Substitute Awards” (as described below), to the extent that an award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without issuance to the participant of the full number of shares of Class A Common Stock to which the award related, the unissued shares will again be available for grant under the Incentive Plan. Shares of Class A Common Stock withheld in payment of the exercise price, or taxes relating to an award, and shares equal to the number of shares surrendered in payment of any exercise price, or taxes relating to an award, shall be deemed to constitute shares not issued; provided, however, that such shares shall not become available for issuance if either: (i) the applicable shares are withheld or surrendered following the termination of the Incentive Plan or (ii) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Incentive Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the Class A Common Stock is listed. No award may be granted under the Incentive Plan after the tenth anniversary of the Effective Date (as defined in the Incentive Plan), but awards granted before then may extend beyond that date. Awards may, in the sole discretion of the Committee, be granted in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by us or with which New Pubco combines, or Substitute Awards, and such Substitute Awards will not be counted against the Absolute Share Limit, except that Substitute Awards intended to qualify as “incentive stock options” will count against the limit on incentive stock options described above. Awards made pursuant to the terms of the A&R MLTIP, as described under “Compensation Discussion and Analysis,” will constitute Substitute Awards under the Incentive Plan.

Grants. All awards granted under the Incentive Plan will vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee, including, without limitation, attainment of Performance Conditions. For purposes of this proxy statement, “Performance Conditions” means specific levels of performance of any member of the Company Group (and/or one or more of its divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing), which may be determined in accordance with GAAP or on a non-GAAP basis on, without limitation, the following measures: (i) net earnings, net income (before or after taxes), or consolidated net income; (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity, or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow, or cash flow return on capital), which may be but are not required to be measured on a per share basis; (viii) actual or adjusted earnings before or after interest, taxes, depreciation, and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total stockholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) objective measures of customer/client satisfaction; (xv) working capital targets; (xvi) measures of economic value added or other ‘value creation’ metrics; (xvii) enterprise value; (xviii) sales; (xix) stockholder return; (xx) customer/client retention; (xxi) competitive market metrics; (xxii) employee retention; (xxiii) objective measures of personal targets, goals, or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations, or other corporate transactions or capital-raising transactions, expansions of specific business operations, and meeting divisional or project budgets); (xxiv) comparisons of continuing operations to other operations; (xxv) market share; (xxvi) cost of capital, debt leverage, year-end cash position or book value; (xxvii) strategic objectives; or (xxviii) any combination of the foregoing. Any one or more of the aforementioned performance criteria may be stated as a percentage of another performance criteria, or used on an absolute or relative basis to measure the performance of one or more members of the Company Group as a whole or any divisions or operational and/or business units, product lines, brands, business segments, or administrative departments of the applicable member of the Company Group or any combination thereof, as the Committee may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.

Options. Under the Incentive Plan, the Committee may grant non-qualified stock options and incentive stock options with terms and conditions determined by the Committee that are not inconsistent with the Incentive Plan; provided, that all stock options granted under the Incentive Plan are required to have a per share exercise price that is not less than 100% of the fair market value of the shares of Class A Common Stock underlying such stock options on the date such stock options are granted (other than in the case of options that are Substitute Awards), and all stock options that are intended to qualify as incentive stock options must be granted pursuant to an award agreement expressly stating that the options are intended to qualify as incentive stock options, and will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Code. The maximum term for stock options granted under the Incentive Plan will be ten years from the initial date of grant, or with respect to any stock options intended to qualify as incentive stock options, such shorter period as prescribed by Section 422 of the Code. However, if a non-qualified stock option would expire at a time when trading of the shares of Class A Common Stock is prohibited by New Pubco’s insider trading policy (or “blackout period” imposed by us), the term will automatically be extended to the 30th day following the end of such period. The purchase price for the shares of Class A Common Stock as to which a stock option is exercised may be paid to us, to the extent permitted by law (i) in cash, check, cash equivalent and/or shares of Class A Common Stock valued at the fair market value at the time the option is exercised; provided, that such shares of Class A Common Stock are not subject to any pledge or other security interest and have been held by the participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles or (ii) by such other method as the Committee may permit in its sole discretion, including, without limitation: (a) in other property having a fair market value on the date of exercise equal to the exercise price, (b) if there is a public market for the shares of Class A Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which New Pubco delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Class A Common Stock otherwise issuable upon the exercise of the option and to deliver promptly to us an amount equal to the exercise price or (c) a “net exercise” procedure effected by withholding the minimum number of shares of Class A Common Stock otherwise issuable in respect of an option that is needed to pay the exercise price. Any fractional shares of Class A Common Stock shall be settled in cash.

Stock Appreciation Rights. The Committee may grant SARs under the Incentive Plan, with terms and conditions determined by the Committee that are not inconsistent with the Incentive Plan. The Committee may award SARs in tandem with or independent of any option. Generally, each SAR will entitle the participant upon exercise to an amount (in cash, shares of Class A Common Stock or a combination of cash and shares, as determined by the Committee) equal to the product of (i) the excess of (a) the fair market value on the exercise date of one share of Class A Common Stock over (b) the strike price per share of Class A Common Stock covered by the SAR, times (ii) the number of shares of Class A Common Stock covered by the SAR, less any taxes that are statutorily required to be withheld. The strike price per share of Class A Common Stock covered by a SAR will be determined by the Committee at the time of grant but in no event may such amount be less than 100% of the fair market value of an share of Class A Common Stock on the date the SAR is granted (other than in the case of SARs granted in substitution of previously granted awards).

Restricted Stock and Restricted Stock Units. The Committee may grant restricted shares of the shares of Class A Common Stock or restricted stock units, representing the right to receive, upon vesting and the expiration of any applicable restricted period, one share of Class A Common Stock for each restricted stock unit, or, in the sole discretion of the Committee, the cash value thereof (or any combination thereof). As to restricted shares of the shares of Class A Common Stock, subject to the other provisions of the Incentive Plan, the holder will generally have the rights and privileges of a stockholder as to such restricted shares of Class A Common Stock, including, without limitation, the right to vote such restricted shares of Class A Common Stock.

Other Equity-Based Awards and Other Cash-Based Awards. The Committee may grant other equity-based or cash-based awards under the Incentive Plan, with terms and conditions determined by the Committee that are not inconsistent with the Incentive Plan.

Effect of Certain Events on the Incentive Plan and Awards. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Class A Common Stock, other of New Pubco’s securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Class A Common Stock or other securities, issuance of warrants or other rights to acquire shares of Class A Common Stock or other of New Pubco’s securities, or other similar corporate transaction or event that affects the shares of Class A Common Stock (including a “Change in Control,” as defined in the Incentive Plan); or (ii) unusual or nonrecurring events affecting us, including changes in applicable rules, rulings, regulations, or other requirements, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, participants (any event in (i) or (ii), an “Adjustment Event”), the Committee will, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of (a) the Absolute Share Limit, or any other limit applicable under the Incentive Plan with respect to the number of awards which may be granted thereunder; (b) the number of other shares of Class A Common Stock or other of New Pubco’s securities (or number and kind of other securities or other property) which may be issued in respect of awards or with respect to which awards may be granted under the Incentive Plan; and (c) the terms of any outstanding award, including, without limitation, (x) the number of shares of Class A Common Stock or other of New Pubco’s securities (or number and kind of other securities or other property) subject to outstanding awards or to which outstanding awards relate; (y) the exercise price or strike price with respect to any award; or (z) any applicable performance measures; provided, that in the case of any “equity restructuring” (within the meaning of the FASB ASC Topic 718 (or any successor pronouncement thereto)), the Committee will make an equitable or proportionate adjustment to outstanding awards to reflect such equity restructuring. In connection with any Adjustment Event, the Committee may, in its sole discretion, provide for any one or more of the following: (i) substitution or assumption of awards, acceleration of the exercisability of, lapse of restrictions on, or termination of, awards or a period of time for participants to exercise outstanding awards prior to the occurrence of such event (and any such award not so exercised will terminate upon the occurrence of such event); and (ii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancellation of any one or more outstanding awards and payment to the holders of such awards that are vested as of such cancellation (including, without limitation, any awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Committee in connection with such event) the value of such awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Class A Common Stock received or to be received by other holders of shares of Class A Common Stock in such event), including, without limitation, in the case of stock options and SARs, a cash payment equal to the excess, if any, of the fair market value of the shares of Class A Common Stock subject to the option or SAR over the aggregate exercise price or strike price thereof, or, in the case of restricted stock, restricted stock units, or other equity-based awards that are not vested as of such cancellation, a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such award prior to cancellation of the underlying shares in respect thereof.

Amendment and Termination. The New Pubco Board may amend, alter, suspend, discontinue or terminate the Incentive Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance or termination may be made without stockholder approval if (i) such approval is required under applicable law; (ii) it would materially increase the number of securities which may be issued under the Incentive Plan (except for adjustments in connection with certain corporate events); or (iii) it would materially modify the requirements for participation in the Incentive Plan; provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award will not to that extent be effective without such individual’s consent.

The Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award granted or the associated award agreement, prospectively or retroactively (including after a Termination); provided, that, except as otherwise permitted in the Incentive Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant with respect to such award will not to that extent be effective without such individual’s consent; provided, further, that without stockholder approval, except as otherwise permitted in the Incentive Plan, (i) no amendment or modification may reduce the exercise price of any option or the strike price of any SAR; (ii) the Committee may not cancel any outstanding option or SAR and replace it with a new option or SAR (with a lower exercise price or strike price, as the case may be) or other award or cash payment that is greater than the value of the cancelled option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which New Pubco’s securities are listed or quoted.

Dividends and Dividend Equivalents. The Committee in its sole discretion may provide as part of an award dividends or dividend equivalents, on such terms and conditions as may be determined by the Committee in its sole discretion. Any dividends payable in respect of restricted stock awards that remain subject to vesting conditions shall be retained by the Company and delivered to the participant within 15 days following the date on which such restrictions on such restricted stock awards lapse and, if such restricted stock is forfeited, the participant shall have no right to such dividends. Dividends attributable to restricted stock units shall be distributed to the participant in cash or, in the sole discretion of the Committee, in shares of Class A Common Stock having a fair market value equal to the amount of such dividends, upon the settlement of the restricted stock units and, if such restricted stock units are forfeited, the participant shall have no right to such dividends.

Clawback/Repayment. All awards are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the New Pubco Board or the Committee and as in effect from time to time and (ii) applicable law. To the extent that a participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of the award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the participant will be required to repay us any such excess amount.

Detrimental Activity. If a participant has engaged in any detrimental activity, as defined in the Incentive Plan, as determined by the Committee, the Committee may, in its sole discretion, provide for one or more of the following: (i) cancellation of any or all of such participant’s outstanding awards or (ii) forfeiture and repayment to us on any gain realized on the vesting, exercise or settlement of any awards previously granted to such participant.

Tax Consequences. The following is a brief summary of the principal U.S. federal income tax consequences of transactions under the Incentive Plan based on current U.S. federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

Non-Qualified Options. No taxable income is realized by a participant upon the grant of a stock option. Upon the exercise of a nonqualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of Class A Common Stock for which the option is exercised over the aggregate option exercise price. Income and payroll taxes are required to be withheld by the participant’s employer on the amount of ordinary income resulting to the participant from the exercise of a stock option. The amount recognized as income by the participant is generally deductible by the participant’s employer for federal income tax purposes, subject to the possible limitations on deductibility of compensation paid to some executives under Section 162(m). The participant’s tax basis in shares of Class A Common Stock acquired by exercise of a stock option will be equal to the exercise price plus the amount taxable as ordinary income to the participant.

Upon a sale of the shares of Class A Common Stock received by the participant upon exercise of the stock option, any gain or loss will generally be treated for federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of that stock. The participant’s holding period for shares acquired upon the exercise of a stock option begins on the date of exercise of that stock option.

Incentive Stock Options. No taxable income is realized by a participant upon the grant or exercise of an incentive stock option; however, the exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the participant. If shares of Class A Common Stock are issued to a participant after the exercise of an incentive stock option and if no disqualifying disposition of those shares is made by that participant within two years after the date of grant or within one year after the receipt of those shares by that participant, then:

•	upon the sale of those shares, any amount realized in excess of the option exercise price will be taxed to that participant as a long-term capital gain;

•	and the applicable member of the Company Group will be allowed no deduction.

If shares of Class A Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, that disposition would be a “disqualifying disposition,” and generally:

•

the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise, or, if less, the amount realized on the disposition of the shares, over the option exercise price; and

•	the applicable member of the Company Group will be entitled to deduct that amount.

Any other gain realized by the participant on that disposition will be taxed as short-term or long-term capital gain and will not result in any deduction to us.

If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option will be treated as a nonqualified option. Subject to some exceptions for disability or death, an incentive stock option generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following a termination of employment.

Stock Appreciation Rights. Upon the exercise of a SAR, the participant will recognize compensation income in an amount equal to the cash received plus the fair market value of any Class A Common Stock received from the exercise. The participant’s tax basis in the shares of Class A Common Stock received on exercise of the SAR will be equal to the compensation income recognized with respect to the Class A Common Stock. The participant’s holding period for shares acquired after the exercise of a SAR begins on the exercise date. Income and payroll taxes are required to be withheld on the amount of compensation attributable to the exercise of the SAR, whether the income is paid in cash or shares. Upon the exercise of a SAR, the participant’s employer will generally be entitled to a deduction in the amount of the compensation income recognized by the participant, subject to the requirements of Section 162(m), if applicable.

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. Restricted stock that is subject to a substantial risk of forfeiture generally results in income recognition by the participant in an amount equal to the excess of the fair market value of the shares of stock over the purchase price, if any, of the restricted stock at the time the restrictions lapse. However, if permitted by New Pubco, a recipient of restricted stock may make an election under Section 83(b) of the Internal Revenue Code to instead be taxed on the excess of the fair market value of the shares granted, measured at the time of grant and determined without regard to any applicable risk of forfeiture or transfer restrictions, over the purchase price, if any, of such restricted stock. A participant who has been granted shares of Class A Common Stock that are not subject to a substantial risk of forfeiture for federal income tax purposes will realize ordinary income in an amount equal to the fair market value of the shares at the time of grant. A recipient of restricted stock units, performance awards or other stock-based awards (other than restricted stock) will generally recognize ordinary income at the time that the award is settled in an amount equal to the cash and/or fair market value of the shares received at settlement. In each of these cases, the applicable member of the Company Group will have a corresponding tax deduction at the same time the participant recognizes such income, subject to the limitations of Section 162(m), if applicable.

New Plan Benefits

No awards have been made under the Incentive Plan subject to shareholder approval of this proposal. The number and types of awards that will be granted under the Incentive Plan in the future are not determinable, as the Committee will make these determinations in its sole discretion. On November 4, 2020, the closing price of the underlying Ordinary Shares traded on the NYSE was $10.07 per share.

Vote Required for Approval

The approval of the Incentive Plan Proposal requires the affirmative vote of the holders of a majority of the Ordinary Shares present and entitled to vote thereon at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the general meeting. The Incentive Plan Proposal is conditioned on the approval of the Cayman Proposals, the Organizational Documents Proposals and the Stock Issuance Proposals.

Recommendation of Replay’s Board of Directors

REPLAY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

PROPOSAL NO. 5 – THE EXTENSION PROPOSAL

Overview

Pursuant to Replay’s Existing Organization Documents, if Replay does not consummate an initial business combination by April 8, 2021, or obtain the approval of Replay shareholders to amend its Existing Organization Documents to extend the date by which Replay must consummate an initial business combination, Replay will be required to wind up its affairs, liquidate the Trust Account and subsequently dissolve. In order to provide additional time to complete the Business Combination, to the extent there are any delays in completing the Business Combination (including due to delays in obtaining required regulatory approvals), Replay is seeking shareholder approval to extend the date by which Replay must consummate an initial business combination to October 8, 2021 (or, if elected by FoA prior to the date this Registration Statement is declared effective under the Securities Act, such other date designated by FoA).

Vote Required for Approval

The approval of the Extension Proposal requires a special resolution under Cayman Islands Companies Act, being the affirmative vote of the holders of not less than two-thirds of the Ordinary Shares present and entitled to vote thereon at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the general meeting. The Extension Proposal is not conditioned on the approval of any other Proposal.

Wording of the Special Resolution for the Extension Proposal

“It is resolved by Special Resolution that the existing Memorandum and Articles of Association of Replay be and are hereby replaced in their entirety with a new Memorandum and Articles of Association, a copy of which is annexed hereto.”

Recommendation of Replay’s Board of Directors

REPLAY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION PROPOSAL.

PROPOSAL NO. 6 – THE ADJOURNMENT PROPOSAL

The Adjournment Proposal

The Adjournment Proposal, if adopted, will allow Replay’s board of directors to adjourn the general meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to Replay’s shareholders in the event that, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve one or more of the Proposals presented at the general meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Replay’s shareholders, Replay’s board of directors may not be able to adjourn the general meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the Proposals.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the Ordinary Shares present and entitled to vote thereon at the general meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the general meeting. The Adjournment Proposal is not conditioned on the approval of any of the other Proposals.

Recommendation of the Board

REPLAY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT FOA

Unless the context otherwise requires, all references in this section to “we,” “us,” “our,” “Finance of America” or the “Company” refer to FoA and its consolidated subsidiaries prior to the consummation of the Business Combination.

Finance of America Companies

Finance of America is a vertically integrated, diversified lending platform that connects borrowers with investors. We operate our Company with the goal of minimizing risk; we offer a diverse set of high-quality consumer loan products and distribute that risk to investors for an up-front cash profit and typically some future performance-based participation. We believe we have a differentiated, less volatile strategy than monoline mortgage lenders who focus on originating interest rate sensitive traditional mortgages and retain significant portfolios of mortgage servicing rights with large potential future advancing obligations. In addition to our profitable lending operations, we provide a variety of services to lenders through our Lender Services segment, which augments our lending profits with an attractive fee-oriented revenue stream.

Our differentiated strategy is built upon a few key fundamental factors:

•

We operate in a diverse set of lending markets—mortgage, reverse mortgage and commercial lending—that currently benefit from strong, secular tailwinds and are each influenced by different demand drivers, which we believe results in stable and growing earnings with lower volatility and lower mortgage market correlation than a traditional monoline mortgage company.

•

We seamlessly connect borrowers with investors. Our consumer-facing business leaders interface directly with the investor-facing professionals in our Portfolio Management segment, facilitating the development of attractive lending solutions for our customers with the confidence that the loans we generate can be efficiently and profitably sold to a deep pool of investors. We are in the moving business, not the storage business. While we often retain a future performance-based participation in the underlying cash flows of our loan products, we seek to programmatically and profitably monetize most of our loan products through a variety of investor channels, which minimizes capital at risk.

•

We distribute our products through multiple channels, and utilize flexible technology platforms and a distributed workforce in order to scale our businesses and manage costs efficiently. Our businesses are supported by a centralized Business Excellence Office (“BXO”), providing all corporate support, including IT, Human Resources, Legal, Risk, and Compliance. This platform enables us to be product agnostic, with the ability to focus our resources as the opportunity set evolves while not being overly reliant on any individual product. As borrower demands for lending products change, we are able to change with them and continue to offer desirable lending solutions.

Today, we are principally focused on (1) residential mortgage loan products throughout the U.S., offering traditional mortgage loans, reverse mortgage loans, and (2) business purpose loans to residential real estate investors. We have built a distribution network that allows our customers to interact with us through their preferred method: in person, via a broker or digitally. Our product offering diversity makes us resilient in varying rate and origination environments, and differentiates us from traditional mortgage lenders. Our Lender Services segment supports a range of financial institutions, including our lending companies, with services such as title insurance and settlement services, appraisal management, valuation and brokerage services, fulfillment services, and technology platforms for student loans, consumer loans and home sharing services. In addition to creating recurring third-party revenue streams, these service business lines allow us to better serve our lending customers and maximize our revenue per lending transaction. Furthermore, our Portfolio Management segment provides structuring and product development expertise, allowing innovation and improved visibility of execution for our originations, as well as broker/dealer and institutional asset management capabilities. These capabilities allowed us to complete profitable sales of our loan products via securitization each month from February 2020 through September 30, 2020, demonstrating the high quality and liquidity of the loan products we originate, the deep relationships we have with our investors and the resilience of our business model in any market environment.

We have two distinct advantages in our industry:

Product Innovation: Most lenders identify an investor (for example, Fannie Mae), and generate products for that existing investor. We also originate for existing investors when it is profitable to do so. However, our origination-to-investor platform collects data from both borrowers and investors, which gives us valuable insights into their unmet needs, allowing us to create innovative products that serve more of our customers’ lending needs over time. For example, at a time when Home Equity Conversion Mortgages insured by HUD were the only reverse mortgage loan product available to consumers, we developed a proprietary suite of reverse mortgage products, launched in 2014. We had the leading proprietary product in the market for approximately four years, and have continued as the market leader due to our ability to enhance and expand the product to meet consumer demand, while ensuring that we developed a viable exit strategy for the product through securitizations.

Strategic Business Acquisitions: Since our formation in 2013, we have successfully acquired, integrated, expanded and optimized 15 companies in industries spanning from originations and lender services to capital markets. We have explored opportunities for many others. We only purchase a business after a careful analysis, focusing on (i) whether the business is strategic to our model, (ii) whether it has significant growth opportunities, and (iii) if we can add value to the acquired business, whether through financial strength, greatly expanded marketing capability, improved execution, quality and efficient shared services, or otherwise.

Our ability to efficiently support multiple lending products and focus resources to the products most needed in the market allows us to take advantage of market opportunities where they are presented and to counter cyclical fluctuations in earnings experienced by most traditional mortgage companies and monoline lenders. We demonstrated this capability in 2018, where we saw growth in earnings in our Reverse and Commercial segments during an exceptionally difficult time for the traditional mortgage market. As a result, between 2017 and 2018, we grew revenue by 1.4% and Adjusted EBITDA by 50.5%. From the period beginning January 1, 2017 through September 30, 2020, the compound annual growth rate of our total revenue was 27.2%. Additionally, our revenue per unit originated shows consistent improvement over time, growing from $11,737 in 2017 to $14,073 in 2019.

Our lending model is supported by a robust funding structure financed by an established and diversified mix of capital partners, which enables us to sell our loan production through various channels, including whole loan and correspondent loan sales through agency, GSEs and private channels, as well as through securitizations. We maintain and monitor our liquidity in order to fund our loan origination businesses, manage day-to-day operations and protect against unforeseeable market events. As of September 30, 2020, we had $5.2 billion of committed or uncommitted loan funding capacity comprised of 33 facilities with 21 different counterparties. We had approximately $2.5 billion of liquidity sources as of September 30, 2020, comprised of (i) $205.4 million of cash and cash equivalents and (ii) $2.3 billion of undrawn warehouse lines of credit.

We believe that our culture, which seeks to promote the highest ethical standards, plays a significant role in producing superior outcomes not only for our customers but also for our business. We place a high value on honesty, transparency and integrity, which we believe has engendered trust from our customers, clients, lenders and investors. Our core values center around the mantra “customers first, last and always.” We aim to do the right thing for both our borrowers and investors every time, which we believe has contributed to our 90+ Net Promoter Score. Net Promoter Score is a management tool that gauges the loyalty of a customer or client’s relationship to a company and their likeliness to refer that company to friends and family. Net Promoter Score is calculated based on a single question: “How likely are you (on a scale of zero to ten ) to refer Finance of America to a friend, family member or colleague?” Customers or clients that respond with a 6 or below are Detractors, a score of 7 or 8 are called Passives, and a 9 or 10 are Promoters. Net Promoter Score is calculated by subtracting the percentage of Detractors from the percentage of Promoters.

Our Market Opportunity

Massive and Growing Addressable Markets.

We operate in four large and growing markets where we believe there is an overwhelmingly strong value proposition — mortgage, reverse mortgage, commercial lending and investing. More importantly, each of these market segments have significant and distinct structural tailwinds. For example, we are currently taking advantage of an exceptionally strong mortgage market with record volumes and margins driven by the historically low mortgage interest rates. By contrast, our opportunity in the reverse market is driven by an underserved market which has unmet financial needs and over $7 trillion in untapped senior home equity (based on NRMLA, HUD). These tailwinds not only provide significant opportunities in growing markets but they also partially insulate our business from the downside risk of traditional mortgage companies given the diversity of our businesses.

Mortgage

The mortgage market is the largest consumer lending market in the United States, with approximately $11 trillion of mortgage debt outstanding as of December 31, 2019 (Source: Mortgage Bankers Association). Furthermore, new household formations have increased by more than 130% since 2015 (Source: Federal Reserve Economic Data (FRED), Federal Reserve Bank of St. Louis). In 2019, annual origination volume reached $2.2 trillion, and in the first half of 2020, origination volume reached nearly $1.5 trillion (Source: MBA Mortgage Finance Forecast).

Based on recent comments delivered by Federal Reserve Chairman Jay Powell that the federal funds rate will remain near zero even after inflation rises above its 2% target, we expect the strong tailwinds spurring elevated origination volume to continue. The low interest rate conditions have created a massive incentive for homeowners to refinance their mortgages. Based on data from Bloomberg and eMBS, almost 88% of the $11 trillion of mortgages outstanding as of July 15, 2020 are “in the money” and would benefit from refinancing. Furthermore, the industry does not have the capacity to process this unprecedented level of demand and as a result, primary-secondary spreads have widened significantly since April, creating a highly profitable rate and term refinance market opportunity for mortgage lenders. With record volumes, we are focusing on operational excellence — we achieve excellent turn times while locking, funding and delivering closed loans resulting in wider profit margins. And while we are taking advantage of this lucrative period for mortgage lenders, our forecast anticipates margins to normalize in 2021.

Reverse Mortgage

The tailwinds for the reverse mortgage market are a function of an existing underserved market of seniors in the United States. Based on U.S. census data, nearly 10,000 people in the U.S. have turned 65 every day since 2010 and, over time, seniors are expected to reach 20% of the population in the U.S. Approximately 80% of this population has over 50% of their wealth tied up in home equity, representing about $7 trillion dollars. Additionally, according to AARP, most seniors prefer to age in their respective homes and many do not have enough cash flow to fund their lifestyle post-retirement. While a reverse mortgage represents a great solution for a significant portion of the senior population, today less than 0.2% of the population age 62 and older currently utilizes a reverse mortgage according to a recent study.

We have already launched a very successful non-agency reverse mortgage product targeted for the U.S. senior population and have plans for additional innovative products to satisfy this vast and largely untapped market. We are a leader in this market, and we are focused on developing and offering products for informed and savvy borrowers who use the reverse product as a retirement planning tool. We believe our commitment to customer service coupled with our involvement in the loan process throughout its life cycle gives us the ability to deliver a value proposition unmatched in the industry.

Commercial

The commercial lending market for investor purpose residential properties is benefitting from two major tailwinds: the aging housing stock and millennials’ bias for newer construction. According to the National Association of Home Builders, the median age of a home in the U.S. is 37 years and climbing, and our housing stock has not been modernized to meet the customer demand for new homes. There has been an increase in demand from newly formed households who may not be ready or able to afford to buy a home today, but nevertheless have a strong desire to live in a single-family home. This sentiment has only been accelerated by the COVID-19 pandemic. Further, this has spurred an increase in small scale real-estate investors looking for financing to buy and rehabilitate homes, with the goal of either selling or renting those newly refurbished properties. These real-estate investors, our clients, are increasingly looking for financing in order to increase the number of homes that they can buy and rehabilitate. According to ATTOM Data Solutions, the volume of “fix-and-flip” properties financed with debt has reached a 13-year high, with 41% of flipped properties initially purchased with financing in the second quarter of 2019 .

Investing

The current low interest rate environment has resulted in a significant pool of institutional investors such as pension funds who are looking for yield in the marketplace. Our different product offerings such as Agency and GSE eligible products sold to and securitized in Fannie Mae, Freddie Mac and Ginnie Mae securitizations, non-conforming mortgages, and most notably our proprietary lending products provide for attractive risk adjusted yields for various investor appetites.

We expect to have strong demand from investors for our products in the capital markets as evidenced by macro trends and our successful securitizations, loans sales and strategic investment partnerships, notably even throughout the COVID-19 pandemic. The diversity of our markets along with fully-integrated capital markets and asset management capabilities allow us to allocate resources efficiently to focus on the most interesting opportunities in the market. In addition, our constant interaction with active investors and our own experience in this area will greatly enhance our ability to develop proprietary loan products with the end investor in mind.

Our Strengths

Platform Diversity Produces Stable, Growing Earnings.

We offer a broad variety of mortgage products, including agency, government, and non-conforming mortgages; Home Equity Conversion Mortgages and jumbo non-agency reverse mortgages; and single-family rental, portfolio rental, fix and flip/bridge, for 1-8 family properties. This creates a complimentary portfolio of businesses with different macro drivers. As these macro cycles shift, our agile, distributed business model allows us to actively reallocate resources as the opportunity set shifts. For example, in March 2020 during the market disruption caused by COVID-19, we focused our resources on our traditional mortgage business, which saw a high volume of conforming mortgage loan originations due to the low interest rate environment, and decreased our emphasis on investor properties loans, where the secondary market had been disrupted. Due to this market disruption and fair value accounting adjustments, our commercial loan origination subsidiary was not in compliance with its profitability covenants with certain of its warehouse lenders for each of the first three quarters of 2020. While we have received waivers for all such instances, there is no guarantee we will be able to do so in the future. We also shifted quickly from our historical position of selling forward mortgage on a servicing-released basis, to retaining the servicing rights, due to low valuation of these rights in the market.

In addition, we have numerous sources of revenue which are largely independent from our lending businesses, such as Lender Services, Portfolio Management, and income from retained assets on our balance sheet. These diverse sources produce stable, recurring revenue. Our product and revenue diversity minimize the cyclicality which typically impacts traditional mortgage companies.

Proven Ability to Innovate and Acquire.

Our ability to develop and launch proprietary products allows us to differentiate ourselves from our competitors and strengthens the value of our platform. Product development is driven not only by staying current on macro secular trends and gaining insights through our many contacts in the financial services industry. For example, our non-agency reverse products, or non-agency reverse mortgages, were developed and launched to address the gaps that we identified in the reverse HECM program offered by HUD – principally the absence of a reverse product suitable for senior borrowers who own homes with values in excess of the HECM lending limit. Since its launch in 2014, our non-agency reverse products remain one of the most comprehensive suites of private reverse mortgages in the industry. We continue to invest in the development and launch of new product ideas and believe this will lead to significant growth opportunities for us.

We have acquired fifteen businesses since 2013. The acquisitions have been strategic and opportunistic in nature. Each acquisition target is selected based upon (i) our analysis of the strategic value of the business to our model, (ii) the growth potential for the target, and (iii) the value we believe we can bring to the target’s business. Because of our size and the experience of our management team, we can provide value to the target companies through a combination of capital and reduced cost of funds, greatly expanded marketing and distribution capabilities, stronger compliance and risk controls, and financial and budgetary discipline. The combination of increased revenues and reduced costs proves beneficial to the acquired businesses. At the same time, the acquired businesses provide diversity to our revenues, and often provide opportunities for synergy between our businesses.

One example of our success with this strategy is the acquisition of B2R Finance in 2017. We acquired a business with significant operating losses in the two years prior to acquisition. We first brought in new management. Management redirected the company’s focus to its core competency, which was making loans to investors in residential real estate properties, while reducing extraneous expenses. We restructured all low-margin products, leveraging our capital markets execution abilities. We acquired a complementary business which specialized in the fix and flip product, integrated the company into our BXO services, and instituted a culture of financial accountability. For the year ended 2016, B2R Finance incurred a loss of $33.2 million and subsequently in the year ended 2018 turned a profit of $15.2 million.

Limited Capital Investment Required to Support Growth.

We seek to run our Company on a model which allows for approximately 80% of the income we generate to be available for reinvestment, in the form of acquisitions, strategic asset portfolio growth, and product innovation, or for distributions to owners. While we hold a portion of our loans for investment, we seek to retain minimal credit risk; the majority of the assets on our balance sheet are working capital, assets which are in the process of being sold to a third-party investor or assets held in non-recourse transactions which are shown on balance sheet for GAAP accounting purposes but have little to no credit risk. This model gives us flexibility when we see opportunities in the marketplace to earn outsized returns. We achieve this by maintaining financing options for all assets with diversified counterparties including international, domestic and regional banks, private equity investors, hedge funds, insurance companies and other business entities. We manage interest rate and spread risk through frequent securitizations and whole loan sales. We have very deep and liquid take-out markets in the form of nearly 100 institutional investors in the assets we sell or finance in the capital markets. Our direct relationship with these investors contributes to our ability to quickly turn over our balance sheet across all of our asset classes, thereby allowing us to maintain a capital-light structure.

Highly Experienced Management Team with a History of Value Creation.

We have 45 executive and senior managers who have been working in the financial services industry for at least 15 years, and 24 executives and senior managers with over 25 years of experience in financial services. Our executive team has many years of experience at some of the most well-known companies in our industry. In addition, eight of our twelve executives have been involved with the Company, or one of its acquired businesses, for at least five years, and most of them have worked together for ten years or more. This has resulted in a cohesive team that has provided leadership through multiple financial and political cycles and events of global impact, garnering important lessons along the way. Their diverse backgrounds and experience, coupled with a long history of professional relationships and mutual respect, have come together to build a truly exceptional management team.

Our operations across all business lines are supported by our centralized shared services, BXO, which allows us to provide the highest quality services in information technology, human resources, risk and quality control, internal audit, finance, accounting, legal and compliance at extremely competitive costs. Our corporate load factor, which is calculated as the aggregate shared general and administrative expenses divided by total company headcount, was 34% less than industry standard for large independent mortgage bankers (Source: Spring 2020 MBA and Stratmor PGR). At the same time, we believe the quality of our BXO services is very high. Because of the size of our organization, we are able to hire and retain more sophisticated BXO employees than smaller companies focusing only on mortgage lending, although the smaller companies bear the same burdens for compliance with laws and regulations, face the same risks when entering into vendor relationships, and face the same risks for information security and technology failures.

Our Strategic Vision

Our strategic vision begins with focus on the customer and continues to evolve with the goal to create and innovate, thus enabling us to fulfill customer needs and grow our market share over time. Our objective is to grow by expanding our product offerings, strategically diversifying into business lines which are complementary to our Company’s vision and further, we aim to grow organically by being well-situated to capitalize on the macroeconomic market trends. In order to maximize our profitability and attract customers, we plan to continue to invest in our technology which we believe will help us create new products with attractive terms to offer to our customers and also build on the efficiency of our business segments to increase our Company’s overall profitability. With large addressable markets for our current businesses, we have forecasted modest and achievable market share increases for each of our business segments.

Current Businesses: Long Runways for Organic Growth.

We operate in large and growing markets where we believe there are significant and distinct structural tailwinds, which should lead to a long runway for organic growth.

Mortgage

The mortgage market is the largest consumer lending market in the United States and our mortgage business is well-positioned to take advantage of opportunities in both the refinance market as well as the purchase money mortgage market through our multiple distribution channels.

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Analysts expect the low mortgage interest rate environment to remain for an extended period, spurring elevated origination volume to continue. The low interest rate conditions have created a massive incentive for homeowners to refinance their mortgages. Based on data from Bloomberg and eMBS, almost 88% of the $11 trillion of mortgages outstanding as of July 15, 2020 are “in the money” and would benefit from refinancing. Furthermore, the industry does not have the capacity to process this extraordinary level of demand and as a result, primary-secondary spreads have widened significantly since April 2020, creating a highly profitable rate and term refinance market opportunity for mortgage lenders.

•	We anticipate increased demand for single-family homes, both as a result of new household formation, and the relocation demand resulting from COVID-19 and the move to “work from home.” Individuals working from home are seeking larger spaces and are not tied to the corporate location. Demand for purchase money loans is rising and expected to continue to rise as a result.

•

With record volumes, we are focusing on operational excellence — we achieve excellent turn times while locking, funding and delivering closed loans resulting in wider profit margins. FAM is rated “Average” by Moody’s as an originator of conventional, conforming residential mortgage loans. The evolution of our Cloud Virga point-of-sale, which is a third-party digital mortgage platform in which we own a minority stake, is expected to further reduce the time from application to closing.

Reverse

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The reverse mortgage market is an underserved market where we have significant potential to grow our customer base. Based on U.S. census data, seniors are expected to reach 20% of the population in the U.S. and there is over $7 trillion dollars in senior home equity, however less than 0.2% of seniors have a reverse mortgage. Given the majority of seniors’ total net worth is tied to their home equity, we believe this population will seek alternative sources of income, such as their home to help fund their retirement. We believe through continued product innovation and improved borrower experience, we will be able to achieve increased adoption and expansion of the reverse mortgage segment. As the U.S. population of seniors continues to increase, we are investing in diversifying our products and focusing on customer service and servicing as a core part of our business. Our strategy is to originate loans that are customized to borrower needs and further, we provide a concierge team to support the borrower throughout the life of the loan to create a positive borrower experience that will help us retain our customers as well as attract new customers

Commercial

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The market for business purpose investor loans will benefit from macroeconomic trends such as millennial demand for new homes whether to purchase or rent. In addition, the aging U.S. housing inventory will require renovation and rehabilitation especially in light of other contributing factors such as climate change and natural disasters. We believe this will lead to an increase in real-estate investors looking for financing to buy and rehabilitate homes with the goal of either selling or renting those newly refurbished properties and our commercial business, with multiple channels to source loans, will be well-positioned to take advantage of such tailwinds and opportunities.

Lender Services

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Our strategy for our lender service businesses is to expand third-party clients and further adopt such services within our Company’s businesses to produce recurring revenue that will continue to grow over time. Our service businesses also allow us the opportunity to create strong relationships with banks, credit unions and other financial institutions which can potentially be beneficial in the future for our other business lines.

Continue to Selectively Pursue Strategic Acquisitions.

We have built our Company thoughtfully, focusing on strategic and opportunistic business acquisitions with successful integration to create a solid foundation. We anticipate that we will continue to acquire strategically in areas that are complementary to our businesses, where we see an innovative product or accretive market opportunity that aligns with our Company’s vision and where we have the potential to create efficiencies and add growth which will lead to optimized earnings. Our acquisition strategy is based upon a detailed understanding of the business as it exists today, determining whether it is a strategic fit for us, forecasting realistically the growth potential for that market, and understanding how we can enhance the value of that business. Growth potential is forecast both by identifying significant tailwinds (increased demand, limitations on supply) and relevant headwinds (for example, regulatory concerns or reputational risk). We have a track record of increasing the profitability of acquired businesses significantly by provision of our cost efficient BXO services (including a disciplined budget process and forecasting of revenues), providing financial strength, and providing broad marketing opportunities. If a target business meets the parameters, our experienced team can methodically complete the acquisition, integrate the business in the Company, and immediately begin to reap the benefits of the acquisition.

Continue to Focus on Product Innovation.

At a time when Home Equity Conversion Mortgages insured by HUD were the leading reverse mortgage loan product available to consumers, we developed a proprietary suite of reverse mortgage products, launched in 2014. Our non-agency reverse mortgage was built for borrowers for whom the HECM product will not serve their needs (for example, borrowers whose age and property value would dictate a loan amount in excess of the HECM loan limits). We were one of the few proprietary product lenders in the market for approximately four years, and have continued as the market leader due to our ability to enhance and expand the product to meet consumer demand, while ensuring that we developed a viable exit strategy for the product.

In connection with each of our lending businesses, our product development team has used performance data, customer feedback, and trends in investor demand to continue to refine our existing loan products and create new products for our related businesses. For example, with respect to our commercial business, the investor-owned residential fix and flip and rental markets are developing and therefore, we use both feedback from consumers (in this case, the real estate investors) and from the investor market (securitization and whole loan investors), to adjust our guidelines and terms to create an ever-improving product, from both points of view.

We continue to explore other lending opportunities that have growth potential, often in underserved markets (such as in agricultural lending and retirement lending), and align those with our overall strategic objectives.

Our Segments

We conduct our business through five distinct segments: Portfolio Management, Forward Originations, Reverse Originations, Commercial Originations and Lender Services. Our operating subsidiaries, including FAM and FAR, are indirect subsidiaries of FoA, which means that FoA holds it equity interests in each of these entities through one or more holding companies (as opposed to a subsidiary in which FoA directly holds such entity’s equity interests).

Portfolio Management (PM)

At its core, our platform allows us to take insight from our borrowers on what products they need and, through our Portfolio Management business, we are able to match that borrowing demand with a corresponding investing demand from institutional investors. Using our captive broker-dealer and registered investment advisor, we have the ability to convert the lending products we manufacture into the preferred investment form for our investors, be it whole loans, rated CUSIPs, un-rated CUSIPs, structured financings, JVs, or any other form that works for investors. This creates a virtuous cycle where we continuously deliver to both our borrowers and our investors, which gives us valuable insights into their unmet needs, builds valued relationships, and enables us to realize the opportunities within each of our growing markets.

PM provides critical capital markets intelligence and engages in a strong, ongoing partnership with the leaders of our loan originations businesses and executive management to identify opportunities that marry unmet consumer demand with investor appetite. PM is intimately involved in every step of new product development, including servicing and disposition, which may include whole loan sales (with servicing retained or released), securitization, or holding assets for investment.

PM is focused on providing product development, loan securitization, loan sale, risk management, asset management, advisory, valuations and servicing oversight services to our Company as well as third parties. Our PM team is primarily based out of St. Paul, Minnesota and New York, New York. As a key part of the vertical integration of our business, PM serves as the connector between the customers and the investors to create opportunities and minimize risk. Our experienced team has direct, long established relationships with investors giving us insight into pricing which in turn allows us to innovate and offer exceptional products to our customers. We work alongside the business leaders of our lending companies and our executive team to structure products which are designed to fulfill customer needs with pricing at profitable levels for efficient capital markets execution. We have developed a strong track record of doing successful capital markets transactions through our securitizations and whole loan sales to financial institutions, the GSEs and U.S. government agencies. In cases where we believe it’s appropriate and opportunistic, we retain assets on balance sheet as short term and long-term investments as a source for growth and recurring earnings. In cases where we believe it’s appropriate and opportunistic, we retain assets on balance sheet as short term and long-term investments as a source for growth and recurring earnings. We may not manage these investments to be interest rate neutral. MSRs, for example, may not be fully hedged as we have exposure to interest rates in our lending segments. Likewise, the durations of our assets and liabilities related to our securitizations may be different, resulting in interest rate exposure. Additionally, the fair value of our retained assets may fluctuate based on observed changes in asset yields by market participants. These factors both could result in fair value changes in the portfolio over time, specifically when looking at one asset. Where possible, management applies reasonable hedge strategies to help mitigate the impact of fair value changes. Being able to reduce expenses and use complimentary assets within the portfolio as a hedge to each other and also our lending segments provides a competitive advantage in the market. See “Risk Factors—Risks Related to Our Business and Industry—We use estimates in measuring or determining the fair value of the majority of our assets and liabilities. If our estimates prove to be incorrect, we may be required to write down the value of these assets or write up the value of these liabilities, which could adversely affect our business, financial condition and results of operations” for additional discussion.

PM analyzes the takeout economics and risk for each execution strategy on a constant basis using analytical tools and processes. There are three primary disposition strategies for originated whole loans:

•	Securitization;

•	Bulk Sale (servicing retained or released, or co-issue); and

•	Flow Sale (servicing retained or released).

			Unique Investor	% by Investor Type
	# Deals	UPB ($mm)	Count	Insurance	Depository	Money Manager	Pension	REIT	Broker- Dealer	Mortgage Company
Total Securitization Deals	21	$6,777	72	16%	36%	42%	5%	2%	0%	0%
Total Whole Loan Sales[1]	435	15,296	97	4%	51%	13%	0%	15%	2%	16%

Note: Summary includes deals from 2017 – September 2020

[1]	Whole Loan Sales includes Bulk Sales and Flows Sales, does not include loans to agencies.

Once the disposition strategy for a specified set of loan assets is determined, PM executes on that strategy and follows through. PM primarily operates through our Incenter companies. Our registered broker dealer, Incenter Securities Group LLC, acts as placement agent or initial purchaser in securitization transactions (including securitizations sponsored by our Company as well as third party sponsors). Our registered investment advisor, Incenter Capital Management LLC, provides advisory services to our enterprise as well as third party funds, in particular in connection with the reinvestment strategies for securitizations, loan sales and acquisition of MSRs. Incenter LLC (“Incenter”) provides our lending businesses with services to assist them with execution of our securitizations and whole loan sales, including in connection with the selection and pooling of our HECM loans for Ginnie Mae securitizations.

PM actively manages our originated loan portfolio, as well as strategic acquisitions or retention of non-operating assets, such as our crop loans and mortgage servicing rights. Our retained asset portfolio consists of two categories of assets: short-term assets held for immediate sale, such as our proprietary whole loans and securities that are held for sale and loans bought out from HECM securitizations prior to assignment to Ginnie Mae, and long-term assets held for value creation such as mortgage servicing rights, securitized HECM loans, assets backed by our securitized proprietary whole loans (including retained securities and residual interests in securitization trusts), and whole loans (including crop loans) not yet securitized.

During tough market conditions, PM shows its strength through durable and agile execution and is a key factor in our Company being cycle resistant. During the volatility in the capital markets due to COVID-19, our team was able to successfully complete six securitization offerings in four different asset classes which directly amounted to $1.76 billion in liquidity during this period.

In March 2020, our team working together with the business leaders of FAM made the decision to strategically retain our MSRs. As of September 30, 2020, this strategy has led to approximately $14.3 billion in retained MSR.

Where Finance of America has retained servicing or master servicing responsibilities, PM’s Servicing Oversight team provides disciplined supervision of the subservicers, including data monitoring and oversight of the subservicer’s financial condition and performance. The Servicing Oversight and Asset Management Team is comprised of approximately 70 full-time employees, supported by our BXO partners in Transaction Management, Legal and Compliance, and Risk Management. This team utilizes a data-driven oversight process and a team of very experienced, hands-on servicing professionals to ensure that our subservicers are meeting their obligations, and where appropriate, to actively handle customer needs, in particular in cases of default or hardship to offer solutions, modifications and workouts to assist our customers in their time of need and also efficiently manage the related loans for our companies and investors.

Forward Originations

Our traditional mortgage business, FAM, is a leading nationwide residential mortgage loan originator with a broad offering of products and a wide, multi-channel distribution network. For the nine months ending September 30, 2020, FAM originated 62,508 loans with an aggregate unpaid principal balance of approximately $20.3 billion.

Headquartered in Horsham, Pennsylvania, FAM operates in all 50 states and the District of Columbia. We offer a broad array of products to meet the residential lending needs of our customers including, conforming mortgages, government mortgages insured by the FHA, VA and USDA, non-conforming products such as jumbo mortgages, non-Qualified Mortgages and closed-end second mortgages. FAM is rated “Average” by Moody’s as an originator of conventional, conforming residential mortgage loans.

In 2015, Finance of America acquired Gateway Funding Mortgage Services, L.P. and subsequently the entity was converted to a limited liability company and renamed as Finance of America Mortgage LLC. Subsequently, FAM acquired certain assets and operations of three other mortgage originators to expand FAM’s geographic presence and channel distribution. Over the last five years, we have focused on integrating our acquisitions into a unified traditional mortgage company with emphasis on maintaining and building a strong employee base that not only possesses the skills required to serve our customers but also the passion and energy that embraces our culture of innovation and service. Our origination business is robust and provides refinance and purchase opportunities to new and existing customers through three distinct channels: distributed retail, direct-to-consumer, third-party originations or TPO, which includes wholesale and correspondent. As of September 30, 2020, FAM employs nearly 3,000 employees of which over 1,100 are loan officers. According to

Inside Mortgage Finance, we were the 13th largest non-bank home loan lender for the calendar quarter ended September 30, 2020.

Mortgage Origination Channels

The retail origination channel is made up of a nationwide network of branches, with local licensed mortgage loan originators who solicit loan applications primarily through personal, local relationships and direct contact with borrowers. The retail origination channel offers a full suite of lending products, including refinances.

FAM’s consumer direct origination channel develops customer leads through nationwide marketing, primarily through the internet. Licensed mortgage loan originators and loan production services are strategically located across the U.S. to provide appropriate service hours in every time zone. Like the retail origination channel, consumer direct provides the full suite of lending products; however, the product mix in consumer direct skews towards refinancing. Leads are sourced through third-party lead generators, primarily on the internet. FAM consumer direct does not engage in outbound calling of any leads who are not current FAM customers.

While we plan to grow both the retail origination and consumer direct channels incrementally, we anticipate third party originations to be the primary growth driver for FAM going forward. This channel is comprised of Wholesale (broker originations), Non-Delegated Correspondent (where individual loans are underwritten by FAM, but originated by the correspondent), and Delegated Correspondent (where select, high-quality lenders are permitted to underwrite loans and sell them to FAM in flow or bulk loan sales). To facilitate this growth, we have added an East Coast Operations Center, and added sales staff across the country.

Reverse Originations

Overview

Through our reverse mortgage company, FAR, we originate, acquire, service, invest in and manage reverse mortgage loans. A reverse mortgage loan is a secured, non-recourse loan that enables homeowners, generally 62 years and older, to convert the equity in their home into cash in the form of a lump sum payment, a line of credit, a series of monthly advances, or a combination of the three methods. Our reverse origination products can be broken out into two main categories: HUD’s HECMs, which are reverse mortgage loans that are insured by the FHA; and our proprietary jumbo reverse mortgage loans or non-agency reverse mortgages. Our goal is to offer a variety of mortgage products to provide older Americans with more affordable options to support their financial needs during their retirement years and to make it easier to age in place.

In 2013, Finance of America acquired Urban Financial Group, Inc., and subsequently the entity was converted to a limited liability company and renamed Finance of America Reverse LLC. Headquartered in Tulsa, Oklahoma, FAR is licensed to originate reverse mortgage loans in all 50 states, Washington D.C. and Puerto Rico. We have a long running track record with respect to reverse product offerings to customers, in particular with our non-agency reverse product, which was launched in October 2014. We have continued to expand on our proprietary products which provide optionality for the customers to receive future draws after an initial upfront disbursement, either through monthly installments that span over a fixed number of years or as an open line of credit for a fixed number of years.

Reverse Origination Channels

FAR’s products are offered through retail channels and third-party originations, which includes wholesale, correspondent, and principal/agent. FAR has been a leading wholesaler in the reverse mortgage market since our acquisition of Urban Financial Group, Inc. in 2013, allowing us to get new products widely distributed to market very quickly.

Fundamentals of Reverse Mortgage

With a reverse mortgage loan, unlike a traditional mortgage loan, the borrower does not make ongoing cash payments of principal or interest. Rather, with a reverse mortgage loan, payment of interest and repayment of principal is not triggered until a maturity event. The loan balance of a reverse mortgage loan accrues at a fixed or floating rate. The borrower continues to own and live in the home and remains responsible for maintaining the home in good repair and paying real estate taxes and property insurance premiums, as applicable, for the life of the loan. We acquire or originate our reverse mortgage loans and retain servicing for our reverse mortgage loans once they are securitized through Ginnie Mae or private securitizations. We have established a borrower care team who, in conjunction with our Finance of America Foundation, has built a nationwide database of charitable and public assistance resources that are used to cure underlying borrower hardships and mitigate or avoid default events tied to the related mortgages. We believe our involvement with a reverse mortgage loan throughout its life cycle from origination to maturity and ultimate payment gives us the ability to deliver a greater value proposition to our customers, control asset quality and create an ongoing source of income. Through our fully integrated business model, we earn net interest income from our portfolio of reverse mortgage assets.

HECM Regulation Changes

Following the 2007–2009 financial crisis, many large banks exited the reverse mortgage market due to revisions in bank regulatory requirements which led many banks to re-evaluate their mortgage risk and partly also due to concern that they risked damage to their reputations if they foreclosed on seniors who defaulted on their HECM loans. Since 2013, the FHA has made significant enhancements to the HECM product to protect borrowers, their respective families and estates. Specifically, the introduction of the financial assessment (which, among other things, requires all borrowers to complete mortgage counseling and requires the creation of a life expectancy set aside to cover taxes and insurance payments for the related mortgaged property for the life of the loan), was designed to protect borrowers by educating them regarding the reverse product and by requiring loan features to protect against default. Further, non-borrowing spouse (NBS) provisions were implemented to protect the mortgagor’s intent for the use of mortgaged property by granting a surviving non-borrowing spouse the right to continue to occupy the property subject to the terms of the loan agreement.

Comparison of Non-Agency vs. Agency (“HECM”) Reverse Mortgages

The non-agency reverse product was developed by FAR as a high-quality, lump sum (fully drawn), fixed-rate product for borrowers 62+ years of age who are U.S. citizens or have resident alien status. Beginning in November 2019, FAR introduced the non-agency reverse fixed-rate product for borrowers 60+ years of age in certain jurisdictions. A non-agency reverse mortgage loan is typically made in the following cases: (i) for maximum loan amounts in excess of the HECM maximum loan amount limit of $509,738, (ii) when the borrower does not qualify for HECM but does qualify for a non-agency reverse mortgage (for example, a borrower who is 60 or 61 years old who would not qualify for HECMs), and/or (iii) the borrower receives or will receive a greater benefit from the non-agency reverse mortgage when compared to a HECM loan. The maximum loan amount under the non-agency reverse mortgage program is generally $4 million. As of September 30, 2020, non-agency reverse mortgage products are available in 25 states and the District of Columbia. Generally, non-agency reverse mortgages have a higher principal balance, a higher interest rate, no upfront or ongoing mortgage insurance fees and lower loan-to-value ratios compared to HECM loans. The non-agency reverse mortgage underwriting guidelines generally follow the HECM underwriting principles with overlays to mitigate the risk of higher balance loans. Further, non-agency reverse mortgages are underwritten by direct endorsement underwriters with a minimum of 5 years underwriting experience and at least 10 years of experience in the mortgage industry.

There are several common features of HECMs and non-agency reverse mortgages. Borrowers must generally be age 62 or older (with respect to non-agency reverse mortgages, 60 for certain states and certain products), and available proceeds are determined based on age of youngest borrower. There are fixed and adjustable interest rate options for both products. In order to be eligible for a reverse mortgage loan, the mortgaged property must be the primary residence of the borrowers. All borrowers are required to complete independent third party provided reverse mortgage counseling, and a financial assessment is performed on all borrowers to verify their ability to pay property taxes and homeowners’ insurance premiums. A reserve known as the life expectancy set aside (LESA) is established as needed for individual mortgage loans to cover taxes and hazard insurance to the extent required following the related borrower’s financial assessment.

Commercial Originations

FACo makes loans secured by 1-8 family residential properties which are owned for investment purposes, either long-term rentals (“SFR”) or “fix and flip” properties which are undergoing construction or renovation (“F&F/Bridge”). These loans feature higher interest rates, and lower loan-to-value ratios, than comparable owner-occupied mortgage collateral. Loans are originated both by retail loan officers and by mortgage loan brokers. As a lender to the investment community, FACo has significantly less regulatory burden than the consumer lending businesses. For the nine-month period ended September 30, 2020, FACo originated approximately 2,036 loans with an aggregate unpaid principal balance of approximately $548.4 million.

*Construction Loans represent our F&F/Bridge product; Investor Loans represent our SFR and Portfolio Rental product; and Agricultural Loans represent our agricultural loan products.

Following the strategic acquisition of B2R Finance and the assets of another private money lender to real estate investors in 2017, FACo has significantly expanded and grown its predecessors’ business, focusing on creating growth in the investor-focused residential lending market. Headquartered in Charlotte, North Carolina, FACo is licensed to originate investor purpose loans, or exempt from licensing, in 46 states. FACo has robust data and technology with a proprietary customer relationship management database of over 100,000 prospective investor clients and access to more than 50,000 real estate partners, brokers, asset managers, each of which it uses to source new mortgage loans. The employees of FACo operate primarily out of three national centers located in California, Illinois, and North Carolina.

Our business purpose loans to residential real estate investors are non-agency mortgage loans sold primarily as whole loans to institutional whole loan buyers or securitized in FACo sponsored securitization transactions. In connection with our investor purpose mortgage securitizations (and many of the whole loan transactions), FACo continues to act as servicer and/or asset manager with respect to the mortgage loans. In this way, similar to FAR and FAM, FACo stays involved with its originated mortgage loan throughout its life cycle from origination to maturity and ultimate payment which gives us the ability to retain a strong customer base and also gives us insight into customer needs which in turn drives our product development efforts. Due to the nature of the product, FACo has many repeat customers.

Our Commercial Loan Products and Origination Channels

Our SFR and Portfolio Rental products are long term products with loan terms ranging from five (5) years to 30 years. Our Fix & Flip loans are short term products with loan terms ranging from 12-18 months. Single rental loans (“SRL”) and Fix & Flip loans are recourse to the related borrowers and if the borrowers have limited assets or are special purpose entities, full recourse to the related sponsors/guarantors, which may be institutional entities or personal guarantors. Our Portfolio Rental loans are recourse to the borrowers and are generally non-recourse loans to the sponsor/guarantor, with limited bad act guarantees.

We engage in targeted marketing efforts through our internal team members and through digital marketing, social media and paid advertising. We are also committed to developing and maintaining ongoing relationships in the real estate investor community, and developing leads from a variety of sources, including public records. Prospective clients identified in our marketing efforts are seamlessly integrated into our customer relationship management database. Our customer relationship management database and wholesale lending platform allows us to take in marketing leads and focus our efforts on the right customers for our lending platform. These platforms also provide robust reporting metrics that will allow us to measure the success of our marketing efforts.

Impact of COVID-19 on SFR and Fix & Flip

Like many of our peers in the marketplace, our commercial business was adversely impacted by COVID-19 and we paused originations in mid-March. We were able to complete a successful strategic securitization transaction in the second quarter of 2020, and while our cost of funds increased from what we expected, we were able to preserve the value of our investments by not having to sell our assets at unattractive prices. We resumed commercial business originations in May 2020.

Lender Services

Our Lender Services segment is primarily a fee for service business comprised of multiple businesses under the Incenter LLC umbrella. Incenter was formed in 2016 to develop a business focused on services for lenders and other financial institutions. Through strategic acquisitions between 2016 and 2020, the business services enterprise is now focused on providing a variety of business-to-business solutions, including:

•	Title Insurance;

•	Title Agency;

•	Appraisal Management Services;

•	Valuation and trading of MSR;

•	Whitelabel SaaS and outsource consumer loan platform;

•	Back office, fulfillment and support functions; and

•	Insurance services.

In addition to offering these services to third parties, Incenter is a vendor to Finance of America for Title, MSR advisory, Appraisal Management and offshore fulfillment. This relationship allows the company to capture more of the revenue normally paid to an independent third party in the processing of a loan. Finance of America accounts for 27% of Incenter’s revenue, their 1300+ customers providing the rest.

Boston National Title LLC (“BNT”) was founded in 2006 and has grown into a leading independent title services provider in the U.S. Based in Charlotte, North Carolina, BNT and its subsidiaries are licensed as a title agency in 42 states and the District of Columbia. BNT offers comprehensive title services across all residential and commercial channels. More than processing, Boston National turns its whatever-it-takes attitude to solving industry and client problems into a continuous series of creative and innovative solutions that optimize productivity, financial performance, and the borrower experience. BNT has excelled especially in developing title work for institutional clients and has General Service Agreements with 5 of the 15 largest U.S. banks by assets, the largest correspondent aggregator in the country, and one of the two largest investors or residential mortgages in the U.S.; it has achieved this result by providing centralized, nationwide title agency and settlement services featuring customized client reporting and a single point of contact for escalations.

Agents National Title Insurance Company (“ANTIC”) was founded in 2006 and is a full-service national title insurance provider serving independent title agents across the U.S., including BNT. Headquartered in Columbia, Missouri, ANTIC is licensed to provide residential and commercial title insurance in 45 states and the District of Columbia. Reinsurance is provided by a Lloyds of London syndicate. Flexible and innovative, ANTIC is the underwriter that goes above and beyond to be a business partner to its title agents.

Incenter Mortgage Advisors (“IMA”) provides analytics, risk management tools and transaction services for the purchase, sale and portfolio management of mortgage servicing rights and whole loans. Based in Denver, Colorado, IMA has provided services in connection with the purchase and sale of MSRs and whole loans since its inception in 2001. IMA manages on average approximately 1,500 portfolio trades annually. IMA maintains a strongly integrated team of highly skilled and experienced personnel with one common goal: to create and maintain optimal execution in any given market environment while facilitating a smooth transaction for our clients.

Campus Door operates in the private student loan industry serving as a critical hub connecting all the parties involved in making education loans. Founded in 1995, Campus Door pioneered the student loan origination platform, and has processed over $35 billion in loans, lines of credit and refinancing applications and has served nearly 2 million loan applicants to date. Its state-of-the-art dynamic decisioning engine allows lenders and higher education institutions to serve the financial needs of undergraduate and graduate students from all walks of life—not just those with high credit scores and wealthy co-signers. Within this ecosystem, Campus Door streamlines the loan production process, allowing lenders such as banks, credit unions, private equity-backed online lenders and universities to launch custom-branded, compliant education lending programs quickly and cost-effectively.

Based in Carlisle, Pennsylvania, Campus Door’s centralized call center provides clients with a host of added-value customer support and marketing services. Campus Door currently serves a national customer roster of more than 300 banks, credit unions, non-bank lenders and higher education institutions.

Incenter Appraisal Management (“IAM”) is a national appraisal management company focused on providing the highest quality property valuations to lenders and homeowners. Based in Fort Washington, Pennsylvania, IAM is licensed to conduct services in 47 states. IAM offers a full suite of appraisal products and services that support all loan types. With a growing network of more than 6,000 independent professional appraisers nationally, IAM’s differentiator is that it will only assign local appraisers to orders to ensure the right person with the relevant knowledge and experience is on the job. We also provide our network of appraisers with the support and information they need to ensure integrity and accuracy of the appraisals which are often required within tight time frames. We believe that we attract and retain top appraisers through our attractive and fair compensation model. IAM uses the latest appraisal management technologies to manage appraiser panels and performance, and enable streamlined asset and data exchanges with our clients.

Incenter Solutions is a business processing organization (BPO) that provides a wide array of fulfillment services, including loan origination support services, corporate services, IT operations and vendor-to-vendor services. With operations based in Manila, Philippines, Incenter Solutions’ highly flexible and experienced pool of over 800 full time professionals enables us to align the right resources for delivering the highest levels of service at the most efficient cost. This business began operations in 2007, and its assets were acquired by Incenter in 2015.

Competition

We compete with third-party businesses in originating forward, reverse and commercial mortgages, including other bank and non-bank financial services companies focused on one or more of these business lines. Our competitive position varies by product. Forward mortgages, for example, are widely available, and the market is highly fragmented. Our retail distribution model makes us very competitive in some local markets for purchase money loans, and it is anticipated that growth in our TPO business will also fuel growth in the purchase money market. In Reverse Originations, we are and have been a market leader since banks exited the space over 10 years ago. The number of Ginnie Mae issuers in the reverse space is quite limited, and the number of lenders of non-agency reverse mortgage is even smaller. Commercial Originations is also less competitive than forward mortgages, although there are other lenders in this space. There is also significant competition in all facets of our Lender Services businesses.

Competition in our industry can take many forms, including the variety of loan programs being made available, interest rates and fees charged for a loan, convenience in obtaining a loan, client service levels, the amount and term of a loan, and marketing and distribution channels. Many of our competitors for forward mortgage originations are commercial banks or savings institutions. These financial institutions typically have access to greater financial resources, have more diverse funding sources with lower funding costs, are less reliant on loan sales or securitizations of mortgage loans into the secondary markets to maintain their liquidity, and may be able to participate in government programs in which we are unable to participate because we are not a state or federally chartered depository institution, all of which places us at a competitive disadvantage. Fluctuations in interest rates and general economic conditions may also affect our competitive position. During periods of rising rates, competitors that have locked in low borrowing costs may have a competitive advantage. Furthermore, a cyclical decline in the industry’s overall level of originations, or decreased demand for loans due to a higher interest rate environment, may lead to increased competition for the remaining loans. Any increase in these competitive pressures could be detrimental to our business.

Intellectual Property

We use a combination of proprietary and third-party intellectual property, all of which we believe maintain and enhance our competitive position and protect our products. Such intellectual property includes owned or licensed trademarks, trademark applications, and domain names. While technology and intellectual property enhance our competitive position, given the nature of our lending business, patents, trademarks and licenses are not material to our operations as a whole or to any of our segments.

We enter into confidentiality, intellectual property invention assignment and/or non-competition and non-solicitation agreements or restrictions with our employees, independent contractors and business partners, and we strictly control access to and distribution of our intellectual property.

Cyclicality and Seasonality

The demand for loan originations is affected by consumer demand for home loans and the market for buying, selling, financing and/or re-financing residential and commercial real estate, which in turn, is affected by the national economy, regional trends, property valuations, interest rates, socio-economic trends and by state and federal regulations and programs which may encourage/accelerate or discourage/slow-down certain real estate trends. Our business is generally subject to seasonal trends with activity generally decreasing during the winter months, especially home purchase loans and related services. Our lowest revenue and net income levels during the year have historically been in the first quarter, but this is not indicative of future results.

Human Capital Management

As of September 30, 2020, we employed approximately 5,600 full-time employees globally. None of our employees are covered by collective bargaining agreements, and we consider our employee relations to be good. Our culture and technology has allowed many of our employees (including executives and mortgage loan officers and staff) to work in divergent locations. This has allowed us to recruit and hire top managers and executives, regardless of geography, and without spending valuable corporate capital relocating newly-recruited employees. Our investment in technology and culture paid off handsomely when COVID-19 caused the financial services industry worldwide to start working from home in mid-March 2020. Our staff, production and efficiencies continued without significant disruption.

Properties

We operate our business through four corporate offices, 290 Mortgage locations, 11 Reverse Mortgage locations, four Commercial locations, seven Portfolio Management locations and 32 lender services locations leased throughout the United States and our lender services segment operates one branch leased in the Philippines. Our principal executive offices are located at 909 Lake Carolyn Parkway, Suite 1550, Irving, Texas 75039.

We do not consider any specific location to be material to our operations. We believe that equally suitable alternative locations are available in all areas where we currently do business. In the opinion of our management, our properties are adequately covered by insurance.

Regulation

Our consumer-facing lending businesses market and provide services through a number of different channels across the United States. We are subject to extensive regulation by federal, state and local authorities and a variety of statutes, rules, regulations, policies and procedures in various jurisdictions in the United States. If any of our loans to consumers are found to have been originated in violation of such laws, we could incur losses, which could adversely impact our results of operations, financial condition and business. Our Philippines branch does not conduct any consumer-facing activities.

We are required to comply with numerous federal and state consumer protection and other laws, including, but not limited to:

•	Restrictions on the manner in which consumer loans are marketed, originated and serviced, including, but not limited to, the making of required consumer disclosures, such as the Mortgage Advertising

Practices Rules and TILA (which regulate mortgage loan origination activities, require certain disclosures be made to mortgagors regarding terms of mortgage financing and regulate certain mortgage servicing activities), FCRA (which regulates the use and reporting of information related to the credit history of consumers), ECOA (which prohibits discrimination on the basis of age, race and certain other characteristics in the extension of credit), the Fair Housing Act (which prohibits discrimination in housing on the basis of race, sex, national origin, and certain other characteristics), RESPA (which govern certain mortgage loan origination activities and practices and the actions of servicers related to escrow accounts, transfers, lender-placed insurance, loss mitigation, error resolution, and other customer communications), HPA and similar state laws;

•

Federal laws that require and govern communications with consumers or reporting of public data such as the GLBA, which requires initial and periodic communication with consumers on privacy matters and the maintenance of privacy regarding certain consumer data in our possession, and HDMA, which requires reporting of certain public loan data;

•	Federal disclosure requirements including those in Regulation AB under the Securities Act, which requires registration, reporting and disclosure for mortgage-backed securities;

•

State and federal restrictions on the marketing activities conducted by telephone, mail, email, mobile device or the internet, including the Telemarketing Sales Rule, TCPA, state telemarketing laws, federal and state privacy laws, the CAN-SPAM Act, and the Federal Trade Commission Act and their accompanying regulations and guidelines;

•	Federal and state laws requiring company, branch and individual licensing for the solicitation of or brokering of consumer loans, including the SAFE Act;

•	the EFTA (which regulates electronic fund transfers to and from individual consumers);

•	Federal and state laws relating to the retention of records;

•	Federal and state laws relating to identity theft;

•	the FDCPA, which regulates the timing and content of communications on debt collections;

•

the California Consumer Privacy Act, which provides California consumers with new privacy rights and increases the privacy and security obligations of entities handling certain personal information of such consumers;

•	The SCRA;

•	The AML Laws;

•	Restrictions imposed by OFAC; and

•

Restrictions imposed by the Dodd-Frank Act and current or future rules promulgated thereunder, including, but not limited to, limitations on fees charged by mortgage lenders, mortgage broker disclosures and rules promulgated by the CFPB, which was created under the Dodd-Frank Act.

Consumer Financial Protection Bureau

The CFPB directly impacts the regulation of residential mortgage loan originations and servicing in a number of ways. First, the CFPB has rulemaking authority with respect to many of the federal consumer protection laws applicable to mortgage servicers, including TILA and RESPA. Second, the CFPB has supervision, examination and enforcement authority over consumer financial products and services offered by certain non-depository institutions and large insured depository institutions. The CFPB also has authority, under the Dodd-Frank Act, to prevent unfair, deceptive, or abusive practices in connection with the offering of consumer financial products. The Dodd-Frank Act authorizes the CFPB to establish certain minimum standards for the origination of residential mortgages including a determination of the borrower’s ability to repay. The CFPB’s jurisdiction includes those persons originating, brokering or servicing residential mortgage loans and those persons performing loan modification or foreclosure relief services in connection with such loans.

Ongoing regulatory oversight

We expect to continue to incur ongoing operational and system costs in order to maintain compliance with these laws and regulations. Furthermore, there may be additional federal or state laws that place additional obligations on servicers of residential loans.

Because we are not a depository institution, we generally do not benefit from federal preemption of state mortgage lending, loan servicing or debt collection licensing and regulatory requirements. Accordingly, we must comply with state licensing requirements in all of the states in which we conduct business. We are licensed as a loan originator in all 50 states and the District of Columbia and also are licensed as a loan servicer and loan broker in a number of states and jurisdictions in which such licenses are required. We are also subject to an extensive framework of state laws in the jurisdictions in which we do business, and to periodic audits and examinations conducted by the state regulators to ensure compliance with those laws. From time to time, we receive requests from state and other agencies for records, documents and information regarding our policies, procedures and practices regarding our mortgage origination, commercial lending, lender servicing and long-term investing business activities. We incur significant ongoing costs to comply with these governmental regulations. State attorneys general, state licensing regulators, and state and local consumer protection offices have authority to investigate consumer complaints and to commence investigations and other formal and informal proceedings regarding our operations and activities. Failure to comply with state regulations can result in monetary penalties and license revocation. In the past we have been subject to inquiries from, and in certain instances have entered into settlement agreements with, state regulators that had the power to revoke our license or make our continued licensure subject to compliance with a consent order. Some states have special rules that govern mortgage loan servicing practices, such as California’s Homeowner’s Bill of Rights. Failure to comply with these rules can result in delays or rescission of foreclosure, and subject the servicer to penalties and damages.

Investment Company Act Considerations

We conduct our operations so that we are not required to register as an investment company under the Investment Company Act. Section 3(a)(1)(A) of the Investment Company Act defines an investment company as any issuer that is or holds itself out as being engaged primarily in the business of investing, reinvesting or trading in securities. Section 3(a)(1)(C) of the Investment Company Act defines an investment company as any issuer that is engaged or proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities and owns or proposes to acquire investment securities having a value exceeding 40% of the value of the issuer’s total assets (exclusive of U.S. federal government securities and cash items on an unconsolidated basis, which we refer to as the “40% test”). Excluded from the term “investment securities,” among other things, are U.S. federal government securities and securities issued by majority owned subsidiaries that are not themselves investment companies and are not relying on the exceptions from the definition of investment company set forth in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.

The securities issued by any wholly owned or majority owned subsidiaries that we may form in the future that are excepted from the definition of “investment company” based on Section 3(c)(1) or 3(c)(7) of the Investment Company Act, together with any other investment securities (exclusive of U.S. government securities and cash items) we may own, may not have a value in excess of 40% of the value of our total assets on an unconsolidated basis. We will monitor our holdings to ensure continuing and ongoing compliance with the 40% test. In addition, we believe that we will not be considered an investment company under Section 3(a)(1)(A) of the Investment Company Act because we will not engage primarily or hold ourselves out as being engaged primarily in the business of investing, reinvesting or trading in securities. Rather, we will be primarily engaged in the non-investment company businesses of our subsidiaries.

We are organized as a holding company and conduct our businesses primarily through our majority and wholly owned subsidiaries. We expect that our subsidiaries will conduct their operations so that they comply with the 40% test in that no more than 40% of their total assets (exclusive of U.S. federal government securities and cash items) on an unconsolidated basis, will consist of investment securities. We also expect that one or more of our subsidiaries will qualify for an exclusion from registration as an investment company under the Investment Company Act pursuant to Section 3(c)(5)(C) of the Investment Company Act, which is available for entities that do not issue redeemable securities, face-amount certificates of the installment type or periodic payment plan certificates and are primarily engaged in the business of “purchasing or otherwise acquiring mortgages and other liens on and interests in real estate.”

In order for any of our subsidiaries to rely on the exclusion provided under Section 3(c)(5)(C) of the Investment Company Act, generally it is necessary that at least 55% of each such subsidiary’s total assets be comprised of qualifying assets and at least another 25% of each of its total assets be comprised of qualifying assets and/or real estate-related assets under the Investment Company Act. The SEC staff has not issued guidance specifically with respect to reverse mortgages or Agency or non-Agency HMBS. Accordingly, based on our own judgment and analysis of the Investment Company Act and related SEC staff guidance, we take the position that qualifying assets for this purpose include, among other things: (i) mortgage loans, including reverse mortgage loans (A) which we may originate, where the loan is secured by real estate having a value upon origination of the loan that is not less than the principal amount of the loan and (B) loans, if acquired in the secondary market, where the fair market value of the loan is fully secured by real estate upon our acquisition of the loan. Reverse mortgage loans are first lien mortgages that, at the time of origination, are fully secured mortgages where the holder has a right of foreclosure upon certain events of default; (ii) whole pool Agency HMBS issued by third parties and backed by fully drawn reverse mortgage loans; (iii) whole pool Agency HMBS owned by us that are issued and serviced by our origination subsidiary or its subsidiaries; and (iv) whole pool, non-Agency HMBS.

Although the SEC and its staff have not published guidance specifically with respect to the treatment of whole pool non-Agency HMBS or whole pool non-Agency mortgage backed securities for purposes of the Section 3(c)(5)(C) exclusion, based on our own judgment and analysis of related guidance from the SEC and its staff identifying agency whole pool certificates as qualifying real estate assets under Section 3(c)(5)(C), we intend to treat whole pool non-Agency HMBS and whole pool non-Agency mortgage backed securities where we hold all of the certificates issued by the pool as qualifying assets. We intend to treat any of our interests in “partial pool” mortgage backed securities as real estate-related assets for purposes of Section 3(c)(5)(C), since these interests would represent something less than the entire ownership interest in a pool of reverse mortgage loans. Agency HMBS are standardized mortgage-backed securities that are guaranteed by Ginnie Mae and collateralized by FHA-insured reverse mortgage loans. Ginnie Mae-approved issuers, like our origination subsidiary and its subsidiaries, can pool reverse mortgage loans and through single-tranche securitizations issue Agency HMBS, which are pass through securities. We expect each of our subsidiaries relying on Section 3(c)(5)(C) to rely on guidance published by the SEC staff or on our analyses of guidance published with respect to other types of assets to determine which assets are qualifying real estate assets and real estate-related assets. To the extent that the SEC staff takes a different view of the treatment of our target assets for purposes of Section 3(c)(5)(C) or publishes new or different guidance with respect to these matters we may be required to adjust our strategy accordingly. Although we intend to monitor the assets of our subsidiaries relying on the Section 3(c)(5)(C) exclusion periodically and prior to each acquisition, there can be no assurance that we will be able to maintain this exclusion for these subsidiaries. In addition, we may be limited in our ability to make certain investments or we may be forced to expand the types of assets that we acquire or invest in which, in either case, could result in us or our subsidiaries holding assets we might wish to sell or selling assets we might wish to hold or modifying our strategy as described in this prospectus.

There can be no assurance that the laws and regulations governing our Investment Company Act status will not change in a manner that adversely affects our operations. We cannot assure you that the SEC or its staff will not take action that results in our or one or more of our subsidiary’s failure to maintain an exclusion or exemption from the Investment Company Act. See “Risk Factors —Legal and Regulatory Risks—Conducting our business in a manner so that we are exempt from registration under, and in compliance with, the Investment Company Act, may reduce our flexibility and could limit our ability to pursue certain opportunities. At the same time, failure to continue to qualify for exemption from the Investment Company Act could adversely affect us.”

Legal Proceedings

From time to time, we are involved in various legal proceedings, lawsuits and claims incidental to the conduct of our business. Our businesses are also subject to extensive regulation, which may result in regulatory proceedings against us. We are not currently a party to any lawsuit or proceeding which, in the opinion of management, is likely to have a material adverse effect on our business, financial condition, or results of operations.

FOA MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion of our financial condition and results of operations should be read together with our financial statements and related notes and other financial information appearing elsewhere in this proxy statement/prospectus. This discussion and analysis contains forward-looking statements that involve risk, uncertainties and assumptions. See “Cautionary Statement Regarding Forward-Looking Statements.” Our actual results could differ materially from those anticipated in the forward-looking statements as a result of many factors, including those discussed in “Risk Factors” and elsewhere in this proxy statement/prospectus. Except where the context otherwise requires, the terms “Finance of America Companies,” “Finance of America,” “FOA Equity Capital,” “FoA,” “we,” “us,” or “our” refer to the business of Finance of America Equity Capital LLC and its consolidated subsidiaries.

Overview

Finance of America is a vertically integrated, diversified lending platform that connects borrowers with investors. We operate our Company with the goal of minimizing risk; we offer a diverse set of high-quality consumer loan products and distribute that risk to investors for an up-front cash profit and typically some future performance-based participation. We believe we have a differentiated, less volatile strategy than mono-line mortgage lenders who focus on originating interest rate sensitive traditional mortgages and retain significant portfolios of mortgage servicing rights with large potential future advancing obligations. In addition to our profitable lending operations, we provide a variety of services to lenders through our Lender Services segment, which augments our lending profits with an attractive fee-oriented revenue stream.

Our differentiated strategy is built upon a few key fundamental factors:

•

We operate in a diverse set of lending markets that benefit from strong, secular tailwinds and are each influenced by different demand drivers, which we believe results in stable and growing earnings with lower volatility and lower mortgage market correlation than a traditional mortgage company.

•

We seamlessly connect borrowers with investors. Our consumer-facing business leaders interface directly with the investor-facing professionals in our Portfolio Management segment, facilitating the development of attractive lending solutions for our customers with the confidence that the loans we generate can be efficiently and profitably sold to a deep pool of investors. While we often retain a future performance-based participation in the underlying cash flows of our loan products, we seek to programmatically and profitably monetize most of our loan products through a variety of investor channels, which minimizes capital at risk.

•

We distribute our products through multiple channels, and utilize flexible technology platforms and a distributed workforce in order to scale our businesses and manage costs efficiently. Our businesses are supported by a centralized business excellence office (“BXO”), providing all corporate support, including IT, Human Resources, Legal, Risk and Compliance. This platform enables us to be product agnostic, with the ability to focus our resources as the opportunity set evolves while not being overly reliant on any individual product. As borrower demands for lending products change, we are able to change with them and continue to offer desirable lending solutions.

Today, we are principally focused on (1) residential mortgage loan products throughout the U.S., offering traditional mortgage loans, reverse mortgage loans, and (2) business purpose loans to real estate investors. We have built a distribution network that allows our customers to interact with us through their preferred method: in person, via a broker or digitally. Our product offering diversity makes us resilient in varying rate and origination environments, and differentiates us from traditional mortgage lenders. Our Lender Services segment supports a range of financial institutions, including our lending companies, with services such as title insurance and settlement services, appraisal management, valuation and brokerage services, fulfillment services, and technology platforms for student loans, consumer loans and home sharing services. In addition to creating recurring third-party revenue streams, these service business lines allow us to better serve our lending customers and maximize our revenue per lending transaction. Furthermore, our Portfolio Management segment provides structuring and product development expertise, allowing innovation and improved visibility of execution for our originations, as well as broker/dealer and institutional asset management capabilities. These capabilities allowed us to complete profitable sales of our loan products via securitization each month from February 2020 through September 30, 2020, demonstrating the high quality and liquidity of the loan products we originate, the deep relationships we have with our investors and the resilience of our business model in any market environment.

The Business Combination

For a description of the Business Combination, see “Proposal 1(c): The Business Combination Proposal.”

Our Segments

We manage our Company in five reportable segments: Portfolio Management, Forward Originations, Reverse Originations, Commercial Originations, and Lender Services. A description of the business conducted by each of these segments is provided below:

Portfolio Management

Our Portfolio Management segment provides product development, loan securitization, loan sales, risk management, asset management and servicing oversight services to the enterprise and third-party funds. The team is primarily based in St. Paul, MN and New York, NY.

As part of the vertical integration of our business, our Portfolio Management team acts as the connector between borrowers and investors. The direct connections to investors complete the lending lifecycle in a way that allows us to innovate and manage risk through better price and product discovery. Given our scale, we are able to “do our own deals” and where appropriate, retain assets on balance sheet for attractive return opportunities. These retained investments are a source of growing and recurring earnings.

The retained asset portfolio generally consists of two classifications of assets: short-term investments and long-term investments. Short-term investments are primarily proprietary whole loans and securities that are held for sale and loans bought out from HECM securitizations prior to assignment to Ginnie Mae. Long-term investments are primarily made up of mortgage servicing rights, securitized HECM loans, securitized proprietary whole loans (including retained securities and residual interests in securitization trusts), and whole loans not yet securitized.

The retained assets are initially recorded to the portfolio at a designated fair-value-based transfer price if originated by any of the Company’s originations segments (“Net origination gains” recognized by the originations segments), or at the price purchased from external parties. Retained financial assets are subsequently recorded at their current fair value on an ongoing basis.

The Portfolio Management segment generates revenue and earnings in the form of gain on sale of loans, fair value gains, interest income, servicing income, fees for underwriting, advisory and valuation services and other ancillary fees.

Forward Originations

Our Forward Originations segment originates forward mortgage loans through FAM. This segment generates revenue through fee-based mortgage loan origination services and the origination and sale of mortgage loans into the secondary market. We generally sell all originated mortgage loans into the secondary market within 30 days of origination and elect whether to sell or retain the rights to service the underlying mortgage loans based on the economics in the market and Company portfolio investment strategies. Whether the Company elects to sell or retain the rights to service the underlying loans, the Forward Originations segment realizes the fair value of the mortgage servicing rights in gain on sale. Performance of the retained mortgage servicing rights after origination are accounted for within the Portfolio Management segment results.

The Forward Originations segment includes three channels:

•	Our distributed retail lending channel relies on mortgage advisors in retail branch locations across the country to acquire, interact with, and serve customers.

•

Our direct-to-consumer lending channel relies on our call centers, website and mobile apps to interact with customers. Our primary focus is to assist our customers with a refinance or home purchase by providing them with a needs-based approach to understanding their current mortgage options.

•

Our third-party-originator (“TPO”) lending channel works with mortgage brokers to source loans which are underwritten and funded by us in our name. Counterparty risk is mitigated through quality and compliance monitoring, and all brokers are subject to our eligibility requirements coupled with an annual recertification process.

Our forward mortgage lending activities primarily consist of the origination and sale of residential mortgage loans to the GSEs, Fannie Mae, Freddie Mac and Ginnie Mae, as well as private investors. The Forward Originations segment generates revenue and earnings in the form of gain on sale of loans, fair value gains, interest income, servicing income, and origination fees earned on the successful origination of mortgage loans.

Reverse Originations

Our Reverse Originations segment originates or acquires reverse mortgage loans through FAR. This segment originates HECMs, and proprietary jumbo reverse mortgages, branded as “non-agency reverse mortgages.”

We securitize HECMs into Home Equity Conversion Mortgage-Backed Securities (“HMBS”), which Ginnie Mae guarantees, and sell them in the secondary market while retaining the rights to service. Non-agency reverse mortgages, which complement the FHA HECM for higher value homes, may be sold as whole loans to investors or held for investment and pledged as collateral to securitized nonrecourse debt obligations. Non-agency reverse mortgage loans are not insured by the FHA.

We originate reverse mortgage loans through the following channels:

•

Our retail channel consists of a centralized retail platform, which includes a telephone-based platform with multiple loan officers in one location. Our retail network controls all of the loan origination process, including sourcing the borrower, processing the application, setting the interest rate, ordering appraisal and underwriting, processing, closing and funding the loan.

•

Our TPO channel originates through third-party mortgage brokers and correspondent lenders. Our wholesale channel reviews and underwrites the application submitted by our mortgage brokers and correspondent lenders and approves or denies the application and sets the interest rate.

Our reverse mortgage lending activities primarily consist of the origination and securitization of mortgage loans to Ginnie Mae and other private investors. The Reverse Originations segment generates revenue and earnings in the form of fair value gains at the time of origination (“Net origination gains”), and origination fees earned on the successful origination of mortgage loans.

Commercial Originations

Our Commercial Originations segment originates or acquires commercial mortgage loans through FACo. The segment provides business purpose lending solutions for residential real estate investors in two principal ways: short-term loans to provide rehab and construction of investment properties meant to be sold upon completion, and investor rental loans collateralized by either a single asset or portfolio of properties. The segment does not provide financing for consumer-purpose, owner occupied loans or non-residential purpose commercial lending.

We originate commercial mortgage loans through the following channels:

•

Our retail channel consists of sales team members located throughout the United States with concentrations in Charlotte, NC, Chicago, IL, and Irvine, CA. Our retail network controls all of the loan origination process, including sourcing the borrower, processing the application, setting the interest rate, ordering appraisal and underwriting, processing, closing and funding the loan.

•

Our TPO channel originates through third-party mortgage brokers and correspondent lenders. Our wholesale channel reviews and underwrites the application submitted by our mortgage brokers and correspondent lenders and approves or denies the application and sets the interest rate.

Our commercial mortgage lending activities primarily consist of the origination and securitization of commercial mortgages to private investors. The Commercial Originations segment generates revenue and earnings in the form of fair value gains at the time of origination (“Net origination gains”), and origination fees earned on the successful origination of mortgage loans.

Lender Services

Our Lender Services segment provides ancillary business services, title agency and title insurance services, MSR valuation and trade brokerage, and appraisal management services to customers in the residential mortgage, student lending, and commercial lending industries. The segment also operates a foreign branch in the Philippines for fulfillment transactional and administrative support.

Our Lender Services business typically generates revenue and earnings in the form of fee-for-service revenue or commissions on successful MSR trades.

Business Trends and Conditions

There are a number of key factors and trends affecting our results of operations. A summary of key factors impacting our revenue include:

•

prevailing interest rates which impact loan origination volume, with declining interest rates leading to increases in refinance volume, and an increasing interest rate environment leading to decreases in the refinance volume;

•

housing market trends which also impact loan origination volume, with a strong housing market leading to higher loan origination volume, and a weak housing market leading to lower loan origination volume;

•	demographic and housing stock trends which impact the addressable market size of forward, reverse and commercial loan originations;

•	increases in loan modifications, delinquency rates, delinquency status and prepayment speeds; and

•

broad economic factors such as the strength and stability of the overall economy, including the unemployment level and real estate values which have been substantially affected by the COVID-19 pandemic, further discussed below as well as “Risk Factors—Risks Related to the Business of FoA—General Risk Factors—The COVID-19 pandemic poses unique challenges to our business and the effects of the pandemic could adversely impact our ability to originate and service mortgages, manage our portfolio of assets and provide lender services and could also adversely impact our counterparties, liquidity and employees.”

Other factors that may affect our cost base include trends in salaries and benefits costs, sales commissions, technology, rent, legal, compliance and other general and administrative costs. Management continually monitors these costs through operating plans.

Impact of COVID-19

On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus (the “COVID-19 outbreak”) and the risks to the international community as the virus spreads globally beyond its point of origin. In March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally. The full impact of the COVID-19 outbreak continues to evolve as of the date of this report.

COVID-19 has adversely impacted global financial markets and contributed to significant volatility in market liquidity and yields required by market investors in the type of financial instruments originated by the Company’s primary operating subsidiaries. The pandemic and related government responses are creating disruption in global supply chains and adversely impacting virtually all industries. Although the Company cannot estimate the length or gravity that the impact of the COVID-19 outbreak will have on the residential mortgage and commercial lending industries at this time, if the pandemic continues, it may have an adverse effect on the Company’s results of future operations, financial position, intangible assets and liquidity in calendar year 2020 and beyond. Management is actively monitoring the global situation and its effect on the Company’s financial condition, liquidity, operations, suppliers, industry, and workforce.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. The CARES Act, among other things, includes provisions relating to refundable payroll tax credits, deferment of employer-side social security payments, net operating loss carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations, increased limitations on qualified charitable contributions, and technical corrections to tax depreciation methods for qualified improvement property. We continue to examine the impact that the CARES Act may have on our business.

On August 12, 2020, in light of market and economic uncertainty resulting in higher risk and costs incurred by Fannie Mae, Fannie Mae introduced a new adverse market refinance fee (loan-level price adjustment or “LLPA”) that will increase the cost to originate and to deliver certain single-family limited cash out refinances and cash out refinance mortgage loans. The costs to originate and deliver these loans will increase by one-half of one percent (0.5%), or 50 bps, as a LLPA. This LLPA is in addition to any other price adjustments that are otherwise applicable to a particular mortgage transaction. We are evaluating how this new adverse market refinance fee will impact our loan pricing and how best to implement this LLPA. This new LLPA may have an adverse impact on our lending business.

See “Risks Related to Our Business and Industry—Our business is significantly impacted by interest rates. Changes in prevailing interest rates or U.S. monetary policies that affect interest rates may have a detrimental effect on our business.”

It is unclear how many borrowers have been adversely affected by the COVID-19 pandemic. It is expected that many borrowers will be (or continue to be) adversely affected by the COVID-19 pandemic. As a result, borrowers may not and/or may be unable to meet their payment obligations under the mortgage loans, which may result in shortfalls in distributions of interest and/or and losses on the loans. Shortfalls and losses will be particularly pronounced to the extent that the related mortgaged properties are located in geographic areas with significant numbers of COVID-19 cases or relatively restrictive COVID-19 countermeasures. Some borrowers may seek forbearance arrangements at some point in the near future (if they have not already made such request). It is possible that a significant number of borrowers will not make timely payments on their mortgage loans at some point during the continuance of the COVID-19 pandemic. In response, we may implement a range of actions with respect to affected borrowers and the related mortgage loans to forbear or extend or otherwise modify the loan terms consistent with our customary servicing practices. Approximately 1.49% of our serviced forward mortgage loans by units (0.84% of our serviced forward mortgage loans by UPB) are in forbearance as of September 30, 2020.

In addition, the CARES Act permitted borrowers with a federally backed residential mortgage loan (including a loan purchased or securitized by Fannie Mae and Freddie Mac, insured by HUD, VA or USDA, or directly made by USDA) who experience a financial hardship due to the COVID-19 pandemic to request a payment forbearance from their mortgage loan servicer. The CARES Act required servicers of such federally backed mortgage loans to grant the requested forbearance requests for up to 180 days, with a further 180-day extension of the forbearance period at the request of the borrower. Similarly, the CARES Act permitted borrowers of federally backed mortgages on multifamily properties who experience a financial hardship due to the COVID-19 pandemic and who were current on their payments as of February 1, 2020 to request a payment forbearance from their mortgage loan servicer. Servicers of such federally backed mortgage loans must grant the requested forbearance requests for up to 30 days, with two possible 30-day extensions at the request of the borrower. During the payment forbearance period, no fees, penalties, or interest will be permitted to accrue on the borrower’s account beyond the amounts scheduled or calculated as if the borrower made all contractual payments on time and in full under the terms of the mortgage contract. In addition, the CARES Act prohibited a servicer of a federally backed residential mortgage loan from initiating any foreclosure process or executing a foreclosure-related eviction for any occupied property until at least May 17, 2020. Servicers of mortgage loans remain contractually bound to advance, subject to certain limits, monthly payments to investors, insurers and taxing authorities regardless of whether the borrower actually makes those payments. We expect, however, that such payments may continue to increase throughout the duration of the pandemic. While Fannie Mae and Freddie Mac have issued guidance limiting the number of payments a servicer must advance in the case of a forbearance, we expect that a borrower who has experienced a loss of employment or a reduction of income may not repay the forborne payment at the end of the forbearance period. Additionally, we are prohibited from collecting certain servicing related fees, such as late fees, and initiating foreclosure proceedings. Many of the CARES Act provisions will expire near the end of December 2020 unless extended by the federal government. Further market volatility and governmental interventions may result in additional declines in the value of our assets. Such actions may also lead to shortfalls and losses in our business.

Reorganization Transactions

New Pubco was incorporated in October 2020 and, pursuant to a reorganization into a holding corporation structure in connection with the Business Combination, will become a holding corporation the principal asset of which will be a controlling interest in FoA. The business, property and affairs of FoA will be managed by a board of managers, appointed by New Pubco in its sole discretion. New Pubco will consolidate FoA in its consolidated financial statements and will report a non-controlling interest related to the FoA Units held by the Continuing Unitholders in New Pubco’s consolidated financial statements.

In connection with the consummation of the Business Combination, we will execute several reorganization transactions described under “Certain Agreements Related to the Business Combination,” as a result of which the limited liability company agreement of FoA will be amended and restated to, among other things, reclassify its outstanding limited liability company units into a single new class of units that we refer to as “FoA Units.” Pursuant to the amended and restated limited liability company agreement of FoA, New Pubco will appoint in its sole discretion the members of the FoA board of managers.

New Pubco, FoA and the Continuing Unitholders will also enter into an exchange agreement under which they (or certain permitted transferees) will have the right (subject to the terms of the exchange agreement) to exchange their FoA Units for shares of New Pubco Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. See “Summary of the Proxy Statement/Prospectus—Parties to the Business Combination—Following the Business Combination” and “Certain Agreements Related to the Business Combination—Exchange Agreement.”

Following this offering, the Continuing Unitholders will hold all of the issued and outstanding shares of FoA’s Class B Common Stock. The shares of Class B Common Stock will have no economic rights but will entitle each holder, without regard to the number of shares of Class B Common Stock held by such holder, to a number of votes that is equal to the aggregate number of FoA Units held by such holder on all matters on which stockholders of New Pubco are entitled to vote generally. Holders of shares of FoA’s Class B Common Stock will vote together with holders of FoA’s Class A Common Stock as a single class on all matters on which stockholders are entitled to vote generally, except as otherwise required by law.

Factors Affecting the Comparability of our Results of Operations

As a result of a number of factors, our historical results of operations are not comparable from period to period and may not be comparable to our financial results of operations in future periods. Set forth below is a brief discussion of the key factors impacting the comparability of our results of operations.

Impact of the Business Combination

New Pubco is a corporation for U.S. federal and state income tax purposes. FoA was and is treated as a flow-through entity for U.S. federal income tax purposes, and as such, has generally not been subject to U.S. federal income tax at the entity level. Accordingly, other than for certain consolidated subsidiaries of FoA that are structured as corporations and unless otherwise specified, the historical results of operations and other financial information set forth in this prospectus do not include any provision for U.S. federal income tax. Following the consummation of the Business Combination, New Pubco (together with certain corporate subsidiaries through which it owns its interest in FoA) will pay U.S. federal and state income taxes as a corporation on its share of our taxable income. The Business Combination may be accounted for as a business combination using the acquisition method of accounting. Accordingly, the assets and liabilities of FoA would be recorded at their fair values at the date of the consummation of the Business Combination, with any excess of the purchase price over the estimated fair value recorded as goodwill. The application of business combination accounting requires the use of significant estimates and assumptions.

As a result of the application of business combination accounting, the historical consolidated financial statements of FoA presented in this proxy statement/prospectus are not necessarily indicative of FoA’s future results of operations, financial position and cash flows. For example, increased tangible and intangible assets resulting from adjusting the basis of tangible and intangible assets to their fair value would result in increased depreciation and amortization expense in the periods following the consummation of the Business Combination. See “Risk Factors—Risks Related to Replay and the Business Combination—As a result of the application of business combination accounting in connection with the Business Combination, the historical consolidated financial statements of FoA presented in this proxy statement/prospectus are not necessarily indicative of New Pubco’s future results of operations, financial position and cash flows, and in the future New Pubco may need to recognize impairment charges related to goodwill, identified intangible assets and fixed assets that are adjusted to fair value.”

Additionally, in connection with the Business Combination, New Pubco will enter into the Tax Receivable Agreements with the TRA Parties that provides for the payment by New Pubco to such owners of 85% of the benefits, if any, that New Pubco is deemed to realize (calculated using certain assumptions) as a result of (i) tax basis adjustments that will increase the tax basis of the tangible and intangible assets of New Pubco as a result of sales or exchanges of FoA Units in connection with or after the Business Combination or distributions with respect to the FoA Units prior to or in connection with the Business Combination, (ii) New Pubco’s utilization of certain tax attributes attributable to the Blocker or the Blocker Shareholders, and (iii) certain other tax benefits related to entering into the Tax Receivable Agreements, including tax benefits attributable to payments under the Tax Receivable Agreements. See “Certain Agreements Related to the Business Combination—Tax Receivable Agreements” for more information about the Tax Receivable Agreements and certain other agreements our existing owners will enter into in connection with the Business Combination.

Impact of Becoming a Public Company

Following the completion of the Business Combination, we expect to incur additional costs associated with operating as a public company. We expect that these costs will include additional personnel, legal, consulting, regulatory, insurance, accounting, investor relations and other expenses that we did not incur as a private company. The Sarbanes-Oxley Act, as well as rules adopted by the SEC and national securities exchanges, requires public companies to implement specified corporate governance practices that are currently inapplicable to us as a private company. These additional rules and regulations will increase our legal, regulatory and financial compliance costs and will make some activities more time-consuming and costly.

Components of Our Results of Operations

Revenue

Our primary sources of revenue include gains on mortgage loans held for sale, net fair value gains on mortgage loans and related obligations, fee income and net interest income (expense).

Gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net

Net gains on sales of loans include realized and unrealized gains and losses on loans held for sale. We sell mortgage loans into the secondary market, including sales to the GSEs on a servicing-released basis, where the loan is sold to an investor with the associated mortgage servicing rights transferred to the investor or to a separate third-party investor. In addition, we may opportunistically sell loans on a servicing-retained basis, where the loan is sold and we retain the rights to service that loan. Unrealized gains on loans held for sale include fair value gains and losses resulting from changes in fair value in the underlying mortgages from the time of origination to the ultimate sale of the loan.

Net fair value gains on mortgage loans

The majority of our outstanding financial instruments are carried at fair value. The yield recognized on these financial instruments and any changes in estimated fair value are recorded as a component of net fair value gains on loans and related obligations. Refer to Note 4 in our consolidated financial statements for a discussion of fair value measurements.

Fee Income

We earn various fees from our customers during the process of origination and servicing of loans. These fees include loan servicing and origination fees, title and closing service fees, title underwriting servicing fees, settlement fees, appraisal fees and broker fees. Revenue is recognized when the performance obligations have been satisfied, which is typically at the time of loan origination.

Operating Expenses

Our operating expenses as presented in the consolidated results of operations data include salaries, benefits and related expenses, occupancy, equipment rentals and other office related expenses, and general and administrative expenses.

Salaries, benefits and related expenses

Salaries, benefits and related expenses includes commissions, bonuses, salaries, benefits, taxes and all payroll related expenses for our employees.

Occupancy, equipment rentals and other office related expenses

Occupancy, equipment rentals and other office related expenses includes rent expense on office space, equipment and other related occupancy costs.

General and administrative expenses

General and administrative expenses primarily include loan origination fees, loan portfolio expenses, professional service fees, business development costs, communications and data processing costs, legal costs such as title and closing, depreciation and amortization and other expenses.

Income Taxes

FoA is currently treated as a flow-through entity for U.S. federal income tax purposes. As a result, entity level taxes at FoA are not significant. Provision for income taxes consists of tax expense primarily related to certain of the consolidated subsidiaries of FoA that are structured as corporations and subject to U.S. federal income taxes as well as state taxes. See Note 33, Income Taxes, within the consolidated financial statements appearing elsewhere in this proxy statement/prospectus for additional information.

After consummation of the Business Combination, New Pubco (together with certain corporate subsidiaries through which it owns its interest in FoA) will be treated as a U.S. corporation for U.S. federal and state income tax purposes and will be subject to U.S. federal income taxes with respect to its allocable share of any taxable income of FoA and will be taxed at the prevailing corporate tax rates. Accordingly, a provision for income taxes will be recorded for the anticipated tax consequences of our reported results of operations for federal income taxes. In addition to tax expenses, we also will incur expenses related to our operations, as well as payments under the Tax Receivable Agreements, which we expect to be significant. We intend to cause FoA to make distributions in an amount sufficient to allow New Pubco to pay its tax obligations and operating expenses, including distributions to fund any payments due under the Tax Receivable Agreements. See “Certain Agreements Related to the Business Combination—Tax Receivable Agreements.” However, our ability to make such distributions may be limited due to, among other things, restrictive covenants in our financing lines of credit and senior notes. New Pubco is a holding company and its only material asset immediately after completion of the Business Combination will be its direct and indirect interest in FoA, and it is accordingly dependent upon distributions from FoA to pay taxes, make payments under the Tax Receivable Agreements and pay dividends.

Results of Operations

Consolidated Results

The following table summarizes our consolidated operating results for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net	$836,901	$342,514	$464,308	$400,302	$484,846
Net fair value gains on loans and related obligations	221,638	236,892	329,526	310,864	181,042
Fee income	263,488	140,522	201,628	151,602	142,834
Net interest expense	(63,550)	(75,999)	(101,408)	(73,506)	(30,251)

Total revenue	1,258,477	643,929	894,054	789,262	778,471
Total expenses	911,413	581,408	816,475	741,731	723,592

NET INCOME BEFORE TAXES	$347,064	$62,521	$77,579	$47,531	$54,879

Net fair value gains on mortgage loans

In the table below is a summary of the components of net fair value gains on mortgage loans for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Interest income on loans	$492,066	$499,639	$749,240	$568,378	$441,791
Change in fair value of loans	302,541	352,153	272,709	219,076	120,218
Change in fair value of mortgage backed securities	2,438	—	(153)	—	—

Net fair value gains on mortgage loans	797,045	851,792	1,021,796	787,454	562,009

Interest expense on related obligations	(383,622)	(389,946)	(527,646)	(441,421)	(375,291)
Change in fair value of derivatives	(5,594)	(23,823)	(15,068)	(3,120)	1,573
Change in fair value of related obligations	(186,191)	(201,131)	(149,556)	(32,049)	(7,249)

Net fair value losses on related obligations	(575,407)	(614,900)	(692,270)	(476,590)	(380,967)

Total net fair value gains on mortgage loans	$221,638	$236,892	$329,526	$310,864	$181,042

Principally all of our outstanding financial instruments are carried at fair value. The yield recognized on these financial instruments and any changes in estimated fair value are recorded as a component of net fair value gains on loans in our Consolidated Statements of Operations and Comprehensive Income. However, for certain of our outstanding financing lines of credit, we have not elected to account for these liabilities under the fair value option. Accordingly, interest expense is presented separately on our Consolidated Statements of Operations and Comprehensive Income. We evaluate net interest margin (“NIM”) for our outstanding investments through an evaluation of all components of interest income and interest expense.

Certain of our financial instruments are valued utilizing a process that combines the use of a discounted cash flow model and analysis of current market data to arrive at an estimate of fair value. The cash flow assumptions and prepayment assumptions used in the model are based on various factors, with the key assumptions being prepayment speeds, credit loss frequencies and severity, and discount rate assumptions. Any changes in fair value on these financials instruments is recorded as a gain or loss in net fair value gains on mortgage loans on our Consolidated Statement of Operations.

The following table provides an analysis of all components of NIM for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Interest income on commercial and reverse loans	$492,066	$499,639	$749,240	$568,378	$441,791
Interest expense on HMBS and nonrecourse obligations	(383,622)	(389,946)	(527,646)	(441,421)	(375,291)

Net interest margin included in fair value gains on mortgage loans (1)	108,444	109,693	221,594	126,957	66,500

Interest income on forward loans held for sale (1)	29,969	26,892	37,050	34,145	34,699
Interest expense on warehouse lines of credit (1)	(88,837)	(99,017)	(133,381)	(106,074)	(63,823)
Non-funding debt interest expense	(4,605)	(3,928)	(5,167)	(1,717)	(1,006)
Other interest income	144	181	273	1,189	722
Other interest expense	(221)	(127)	(183)	(1,049)	(843)

Net interest expense	(63,550)	(75,999)	(101,408)	(73,506)	(30,251)

NET INTEREST MARGIN	$44,894	$33,694	$120,186	$53,451	$36,249

(1)

Net interest margin included in fair value gains on mortgage loans includes interest income and expense on all commercial and reverse loans and their related nonrecourse obligations. Interest income on forward mortgage loans and warehouse lines of credit are classified in net interest expense. See note 2, Summary of Significant Accounting Policies to the consolidated financial statements for additional information on the Company’s accounting related to commercial and reverse mortgage loans.

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Net income before taxes increased $284.5 million or 455.1% as a result of higher gains on loans held for sale and fee income on originated mortgage loans and from our Lender Services segment, offset partially by lower net fair value gains on loans and related obligations and higher expenses.

•

Gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net increased $494.4 million or 144.3% primarily as a result of higher loan originations in our Forward Originations segment, and a general widening in margins related to GSE and government guaranteed loan products. We originated $20,256.7 million in forward residential mortgage loans during the nine month period ended September 30, 2020, compared to $10,997.3 million, an 84.2% increase over the comparable 2019 period. The higher loan origination volume is attributable to the favorable interest rate environment in the 2020 period, which was 101 bps lower than the 2019 period, leading to an increase in refinance production.

•

Net fair value gains on mortgage loans decreased by $15.3 million primarily as a result of lower fair value gains on held for investment loans, which were partially offset by lower fair value losses recorded on the related obligations. For the nine month period ended September 30, 2020, the change in fair value of loans, net of changes in fair value of related obligations (“Net fair value change in loans”) was $116.4 million, compared to $151.0 million for the comparable 2019 period. The decrease in our net fair value change in loans of $34.7 million was attributable to fair value losses recorded on our outstanding mortgage loans held for investment attributable to widening spreads for non-Agency mortgage products during the period as a result of the global pandemic. These fair value losses were partially offset by higher new origination fair value gains. See note 4, Fair Value of the unaudited consolidated financial statements of Finance of America Equity Capital LLC and Subsidiaries, for additional information on assumptions impacting the value of our loans held for investment.

•	Fee income increased $123.0 million or 87.5% as a result of our higher loan origination volumes and growth in fee income from our Lender Services segment.

•

The increases were partially offset by a reduction in our net fair value gains of $15.3 million or 6.4% due to impairments on our outstanding non-GSE and government guaranteed loans on the balance sheet resulting from the capital markets dislocation coinciding with the COVID-19 pandemic, combined with lower origination volumes in our Commercial Originations segment. Lower loan origination volume is attributable to a temporary deferment of commercial production during the first two quarters of 2020 due to the COVID-19 outbreak and impact to capital market demand for non-GSE or government loan products. While the capital markets have largely normalized since the lowest point of the pandemic, operational results were impacted by the permanent and temporary impacts during the 2020 period. See “Risk Factors—Risks Related to COVID-19” for additional discussion on the impacts of COVID-19.

•

Total expenses increased $330.0 million or 56.8% due to higher salaries, benefits and related expenses combined with increases in general and administrative expenses as a result of our higher loan origination volumes during the 2020 period.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Net income before taxes increased $30.0 million or 63.2% as a result of higher net fair value gains and fee income on originated mortgage loans, offset partially by an increase in net interest expense and higher expenses.

•

Gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net increased $64.0 million or 16.0% primarily as a result of higher loan originations in our Forward Originations segment, and a general widening in margins related to GSE and government guaranteed loan products. We originated over $15,437.1 million in forward residential mortgage loans in 2019, compared to $13,573.5 million, a 13.7% increase over the comparable 2018 period.

•

Net fair value gains on mortgage loans increased by $18.7 million primarily as a result of higher net interest margin on our loans held for investment, net of related liabilities, which increased to $221.6 million for the year ended December 31, 2019, compared to $127.0 million for the comparable 2018 period. This increase was partially offset by a lower net fair value change in loans during the period. For the year ended December 31, 2019, the net fair value change in loans was $123.2 million, compared to $187.0 million for the comparable 2018 period. The decrease in our net fair value change in loans of $63.9 million was attributable to changes applied for loss frequencies and severities in our HECM buyout portfolio. This change was primarily the result of GNMA slowing its acceptance of assignments of performing buyout loans and losses incurred in the resolution of assignable and non-assignable loans in Puerto Rico following hurricanes in the region and moratoriums limiting the Company’s ability to process claims with GNMA. See note 5, Fair Value of the audited consolidated financial statements of Finance of America Equity Capital LLC and Subsidiaries, for additional information on assumptions impacting the value of our loans held for investment.

•

Net fair value gains on mortgage loans increased by $129.8 million primarily as a result of higher net fair value change in loans. For the year ended December 31, 2018, the net fair value change in loans was $187.0 million, compared to $113.0 million for the comparable 2017 period. The increase in our net fair value change in loans of $74.1 million was primarily attributable higher new origination fair value gains. See note 5, Fair Value of the audited consolidated financial statements of Finance of America Equity Capital LLC and Subsidiaries, for additional information on assumptions impacting the value of our loans held for investment.

•	Fee income increased $50.0 million or 33.0% as a result of our higher origination loan volumes.

•	Net interest expense increased $27.9 million or 38.0% in 2019 as a result of higher loan origination volumes.

•

Total expenses increased $74.7 million or 10.1% due to higher salaries, benefits and related expenses combined with increases in general and administrative expenses as a result of our higher loan origination volumes during the period.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Net income before taxes decreased $7.3 million or 13.4% as a result of an increase in net interest expense and lower gains on loans held for sale, offset by higher net fair value gains on loans and related obligations.

•

Gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net decreased $84.5 million or 17.4% primarily as a result of lower loan originations in our Forward Originations segment, and decreased margins on sold volume. We originated $13,573.5 million loans for the 2018 period, compared to $14,953.3 million, a 9.2% decrease over the comparable 2017 period.

•

Net fair value gains on mortgage loans increased by $129.8 million primarily as a result of higher net fair value change in loans. For the year ended December 31, 2018, the net fair value change in loans was $187.0 million, compared to $113.0 million for the comparable 2017 period. The increase in our net fair value change in loans of $74.1 million was primarily attributable higher new origination fair value gains. See note 5, Fair Value of the audited consolidated financial statements of Finance of America Equity Capital LLC and Subsidiaries, for additional information on assumptions impacting the value of our loans held for investment.

•	Net interest expense increased $43.3 million or 143.0% in 2018 as a result of the growth in outstanding loans held for investment financed on our outstanding warehouse lines of credit.

•

Net fair value gains on loans and related obligations increased $129.8 million, or 71.7% in 2018 compared to 2017 as a result of our higher origination volumes from our Commercial Origination Segment, where loans are primarily held for investment.

•	Total expenses remained constant, with a slight increase of $18.1 million or 2.5% over 2017 expenses.

SEGMENT RESULTS

Revenue generated on inter-segment services performed are valued based on estimated market value. Revenue and fees are directly allocated to their respective segments at the time services are performed. Expenses directly attributable to the operating segments are expensed as incurred. Other expenses are allocated to individual segments based on the estimated value of services performed, total revenue contributions, personnel headcount or the equity invested in each segment based on the type of expense allocated. Expenses for enterprise-level general overhead, such as executive administration, are not allocated to the business segments.

Portfolio Management Segment

The following table summarizes our Portfolio Management results for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net	$6,308	$7,263	$7,486	$8,382	$14,450
Net interest income	83,057	56,140	78,952	76,137	37,540
Servicing income	7,624	499	786	2,857	6,750
Net fair value changes on portfolio assets	(69,491)	(21,722)	(22,159)	(14,145)	18,238

Net gain (loss) on portfolio assets	27,498	42,180	65,065	73,231	76,978
Fee income	3,844	6,509	8,146	9,790	12,321

Total revenue	31,342	48,689	73,211	83,021	89,299

Total expenses	$61,735	$43,964	63,907	52,089	36,925

NET INCOME (LOSS) BEFORE TAXES	$(30,393)	$4,725	$9,304	$30,932	$52,374

Our Portfolio Management segment generates its revenues primarily from the sale and securitization of residential mortgages into the secondary market, fair value mark to market gains and losses on loans that we hold to maturity, and mortgage advisory fees earned on various investment and trading activities we provide our internal and external customers. The fair value mark to market gains and losses includes the yield we recognize on the contractual interest income that is expected to be collected based on the stated interest rates of the loans and related liabilities, and any contractual service fees earned while servicing these assets.

Fair value market gains and losses in our Portfolio Management segment includes fair value adjustments related to the following assets and liabilities:

•	Loans held for investment, subject to HMBS liabilities, at fair value;

•	Loans held for investment, subject to nonrecourse debt, at fair value;

•	Loans held for investment, at fair value;

•	Mortgage servicing rights, at fair value;

•	Loans held for sale, at fair value(1);

•	HMBS liabilities, at fair value; and

•	Nonrecourse debt, at fair value.

(1)	Fair value market gains and losses in our Portfolio Management segment for loans held for sale only include fair value adjustments related to our commercial originations.

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Net loss before taxes increased $35.1 million as a result of the fair value mark to market adjustments required during the 2020 period. Capital markets were affected by the COVID-19 pandemic, with investors requiring significantly increased spreads. Portfolio management successfully executed on eight securitizations during the nine months ended September 30, 2020, but due to the higher cost of funds a write down to the securitized assets in inventory was required, coupled with hedge losses realized during the same period. Capital markets demand and spreads have since returned to more normal levels, and we have adjusted the product guidelines and pricing to reflect the market requirements to produce desired yields. See Note 4, Fair Value, in our consolidated interim financial statements appearing elsewhere in this proxy statement/prospectus for additional information.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Net income before taxes decreased $21.6 million as a result of temporarily higher losses in the HECM portfolio. These losses were primarily the result of Ginnie Mae slowing its acceptance of assignments of performing buyout loans and losses incurred in the resolution of assignable and non-assignable loans in Puerto Rico following hurricanes in the region and moratoriums limiting the Company’s ability to process claims with Ginnie Mae. Both events increased the unrecoverable costs of resolving HECM buyout loans.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Net income before taxes decreased $21.4 million in 2018, despite the growth in Portfolio Management earning assets. This is a result of fair value gains realized in 2018 being lower than 2017. Expenses increased to provide additional services and oversight to the growing asset inventory.

KEY METRICS

The following table provides a trend in the assets and liabilities under management by our Portfolio Management segment (in thousands):

	September 30,		December 31,
	2020	2019	2019	2018	2017
Restricted cash	$305,889	$189,443	$262,835	$146,209	$29,859
Loans held for investment, subject to HMBS liabilities, at fair value	9,811,263	9,739,694	9,480,504	9,615,846	9,882,200
Loans held for investment, subject to nonrecourse debt, at fair value	5,180,911	2,989,959	3,433,800	1,282,080	335,674
Loans held for investment, at fair value	984,475	1,060,093	971,365	944,361	227,171
Debt securities, at fair value	—	—	101,960	—	—
Mortgage servicing rights, at fair value	100,539	5,708	2,600	3,376	17,747
Other assets	125,110	347,607	195,374	110,582	247,692

Total long-term investment assets	16,508,187	14,332,504	14,448,438	12,102,454	10,740,343

Loans held for sale, at fair value	82,324	327,475	607,388	709,164	940,328

Total earning assets	$16,590,511	$14,659,979	$15,055,826	$12,811,618	$11,680,671

HMBS liabilities, at fair value	$9,662,342	$9,506,026	$9,320,209	$9,438,791	$9,738,249
Nonrecourse debt, at fair value	5,064,323	2,941,903	3,490,196	1,592,592	—
Other secured financing	1,192,006	1,613,590	1,663,134	1,202,601	1,351,577
Other liabilities	81,635	95,201	132,964	173,746	264,237

Total financing of portfolio	16,000,306	14,156,720	14,606,503	12,407,730	11,354,063

Net equity in earning assets	$590,205	$503,259	$449,323	$403,888	$326,608

The following table provides a summary of some of our portfolio management’s key metrics (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Mortgage Servicing Rights Portfolio
Loan count	44,267	2,347	1,489	1,481	10,920
Ending unpaid principal balance	$14,277,509	$606,245	$288,057	$283,230	$2,039,403
Average unpaid principal balance	$319,930	$258,306	$193,456	$191,242	$186,759
Weighted average coupon	3.25%	4.21%	4.43%	4.33%	3.89%
Weighted average age (in months)	3	19	41	36	28
Weighted average FICO credit score	754	740	717	718	691
90+ day delinquency rate	0.15%	1.28%	3.34%	1.68%	3.30%
Total prepayment speed	15.3%	10.6%	31.6%	6.4%	11.1%
Reverse Mortgages
Loan count	58,264	59,148	58,942	60,879	61,680
Active UPB	$13,098,331	$11,876,137	$12,195,801	$10,954,365	$9,849,005
Due and payable	$496,840	$206,593	$225,217	$213,953	$117,289
Foreclosure	$352,173	$428,071	$404,675	$383,302	$368,581
Claims pending	$86,909	$105,292	$123,409	$92,380	$82,596
Ending unpaid principal balance	$14,034,253	$12,616,093	$12,949,102	$11,644,000	$10,417,471
Average unpaid principal balance	$240,873	$213,297	$219,692	$191,265	$168,895
Weighted average coupon	4.5%	5.4%	5.2%	5.2%	4.5%
Weighted average age (in months)	43.2	44.4	44.4	45.6	44.4
Percentage in foreclosure	2.5%	3.4%	3.1%	3.3%	3.5%

Commercial (SRL/Portfolio/Fix & Flip)
Loan count	2,523	3,375	3,978	2,606	1,516
Ending unpaid principal balance	$676,493	$866,611	$927,444	$645,632	$427,224
Average unpaid principal balance	$268	$257	$233	$248	$282
Weighted average coupon	8.45%	8.39%	8.28%	8.38%	7.53%
Weighted average loan age	11	6	6	5	5
Conditional default rate	4.74%	6.63%	1.46%	2.34%	2.32%
Single month mortality	7.78%	7.08%	13.23%	11.15%	14.00%
Monthly default rate	5.32%	1.61%	1.00%	0.89%	1.25%

Agricultural Loans
Loan count	36	5	8	—	—
Ending unpaid principal balance	$80,945	$5,492	$11,369	$—	$—
Average unpaid principal balance	$2,248	$1,098	$1,421	$—	$—
Weighted average coupon	8.13%	8.50%	8.28%	—%	—%
Weighted average loan age	4	1	2	—	—
Conditional prepayment rate	1.00%	1.00%	1.00%	—%	—%
Conditional default rate	2.00%	2.00%	2.00%	—%	—%

Investment and Trading
Number of structured deals	8	5	7	3	2
Structured deals (size in notes)	$2,715,236	$1,822,220	$2,455,050	$940,936	$746,050
Number of whole loan trades	3	8	9	184	276
UPB of whole loan trades	$168,896	$396,748	$284,888	$2,204,663	$4,786,345

Revenue

In the table below is a summary of the components of our total revenue for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
REVENUE
Gain on sale of loans	$6,308	$7,263	$7,486	$8,382	$14,450
Interest income	532,559	520,653	702,707	567,380	449,168
Interest expense (nonrecourse)	(390,171)	(378,428)	(528,186)	(418,372)	(375,900)
Warehouse interest expense	(59,331)	(86,085)	(95,569)	(72,871)	(35,728)

Net interest income	83,057	56,140	78,952	76,137	37,540
Servicing income (MSR)	7,624	499	786	2,857	6,750
Net fair value changes on portfolio assets	(69,491)	(21,722)	(22,159)	(14,145)	18,238

Net gain (loss) on portfolio assets	27,498	42,180	65,065	73,231	76,978
Underwriting, advisory and valuation fees	590	185	1,193	6,121	10,675
Asset management fees	859	3,176	3,094	1,382	—
Other fees	2,395	3,148	3,859	2,287	1,646

Total revenue	$31,342	$48,689	$73,211	$83,021	$89,299

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Total revenue decreased $17.3 million or 35.6% as a result of the fair value mark to market adjustments required during the 2020 period. Capital markets were affected by the COVID-19 pandemic, with investors requiring significantly increased spreads.

•

Interest income increased $11.9 million due to an increase in the aggregate UPB of loans managed by our Portfolio Management segment. As of September 30, 2020, we serviced an aggregate UPB of $14,489.0 million compared to $12,510.6 million as of September 30, 2019.

•

Interest expense increased $11.7 million due to an increase in our total outstanding nonrecourse debt secured by loans in our Portfolio Management segment. As of September 30, 2020, we had an aggregate UPB of $4,872.6 million in outstanding nonrecourse debt compared to $3,332.9 million as of September 30, 2019.

•	Interest expense on our warehouse lines decreased $26.8 million as the result of a decreasing interest rate environment year over year.

•

Losses on net fair value changes on portfolio assets decreased $47.8 million. As a result of the global pandemic, financial markets were significantly disrupted resulting in significant negative fair value mark-to-market adjustments during the 2020 period. See Note 4, Fair Value, in our consolidated interim financial statements appearing elsewhere in this proxy statement/prospectus for additional information.

•

Servicing income increased $7.1 million. As a result of COVID-19 and the resulting effect on the market for MSR, we started to retain forward servicing in March 2020. Our forward servicing portfolio increased to $14,277.5 million as of September 30, 2020, compared to $606.2 million for the comparable 2019 period.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Total revenue decreased $9.8 million or 11.8% as a result of temporarily higher losses in the HECM portfolio. These losses were primarily the result of Ginnie Mae slowing its acceptance of assignments of performing buyout loans and losses incurred in the resolution of assignable and non-assignable loans in Puerto Rico following hurricanes in the region and moratoriums limiting the Company’s ability to process claims with Ginnie Mae. Both events increased the unrecoverable costs of resolving HECM buyout loans.

•

Interest income increased $135.3 million due to an increase in the aggregate UPB of loans managed by our Portfolio Management segment. As of December 31, 2019, we serviced an aggregate UPB of $13,886 million compared to $11,842 million as of December 31, 2018.

•

Interest expense increased $109.8 million due to an increase in our total outstanding nonrecourse debt secured by loans in our Portfolio Management segment. As of December 31, 2019, we had an aggregate UPB of $3,494.7 million in outstanding nonrecourse debt compared to $1,586.6 million as of December 31, 2018.

•	Interest expense on our warehouse lines increased $22.7 million as a result of our increased origination volumes combined with longer dwell times on our warehouse lines of credit.

•

Net fair value changes on portfolio assets decreased $8.0 million. This change was primarily the result of Ginnie Mae slowing its acceptance of assignments of performing buyout loans and losses incurred in the resolution of assignable and non-assignable loans in Puerto Rico following hurricanes in the region and moratoriums limiting the Company’s ability to process claims with Ginnie Mae. Both events increased the unrecoverable costs of resolving HECM buyout loans. See Note 5, Fair Value, in our annual consolidated financial statements appearing elsewhere in this proxy statement/prospectus for additional information.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Total revenue decreased $6.3 million or 7.0% as a result of lower realized fair value gains in 2018 compared to 2017.

•

Interest income increased $118.2 million primarily due to an increase in the aggregate UPB of loans managed by our Portfolio Management segment. As of December 31, 2018, we serviced an aggregate UPB of $11,842 million compared to $10,445 million as of December 31, 2017.

•

Interest expense increased $42.5 million due to an increase in our total outstanding nonrecourse debt secured by loans in our Portfolio Management segment. As of December 31, 2018, we had an aggregate UPB of $1,586.6 million in outstanding nonrecourse debt compared to $390.2 million as of December 31, 2017.

•	Interest expense on our warehouse lines increased $37.1 million as a result of our increased origination volumes combined with longer dwell times on our warehouse lines of credit.

•

Net fair value changes on portfolio assets decreased $32.4 million. This was primarily the result of a reduction in model-based fair value gains in our reverse mortgage portfolio from 2017 to 2018. See Note 5, Fair Value, in our annual consolidated financial statements appearing elsewhere in this proxy statement/prospectus for additional information.

Expenses

In the table below is a summary of the components of our total expenses for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Salaries and bonuses	$15,835	$12,118	$18,760	$11,005	$13,322
Other salary related expenses	1,613	1,351	1,427	1,587	1,604

Total salaries, benefits and related expenses	17,448	13,469	20,187	12,592	14,926
Securitization expenses	13,592	9,031	12,851	12,769	—
Servicing related expenses	19,143	14,947	21,198	18,817	14,830
Other general and administrative expenses	11,092	6,032	8,979	7,300	6,623

Total general and administrative expenses	43,827	30,010	43,028	38,886	21,453
Occupancy and equipment rentals	460	485	692	611	546

Total expenses	$61,735	$43,964	$63,907	$52,089	$36,925

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Total expenses increased $17.8 million or 40.4% as a result of higher salaries, benefits and related expenses combined with an increase in general and administrative expenses.

•

Salaries, benefits and related expenses increased $4.0 million or 29.5%, primarily due to an increase in average headcount, which was 105 for the 2020 period versus 77 for the 2019 period. This increase is a result of growth in the Company’s servicing oversight function.

•

General and administrative expenses increased $13.8 million or 46.0% primarily due to increases in securitization expense, servicing related expenses, and other general and administrative expenses. These increases were the result of increased loan origination fees related to the securitization of assets into non-recourse securitizations and increased loan portfolio expenses related to the increase in subservicing expense on the retained MSR portfolio, which are included in servicing related expenses above.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Total expenses increased $11.8 million or 22.7% as a result of higher salaries, benefits and related expenses combined with an increase in general and administrative expenses.

•

Salaries, benefits and related expenses increased $7.6 million or 60.3%, primarily due to an increase in average headcount, which was 82 for the 2019 period versus an average headcount of 70 for the 2018 period. This increase was a result of growth in the Company’s servicing oversight function, to include the hiring of senior leadership with guaranteed bonuses that were accrued for during this period.

•

General and administrative expenses increased $4.1 million or 10.7% primarily due to increased servicing related expenses as a result of increased loan origination fees related to the securitization of assets into non-recourse securitizations and increased loan portfolio expenses related to the increase in subservicing expense.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Total expenses increased $15.2 million or 41.1% as a result of higher general and administrative expenses offset partially by lower salaries, benefits and related expenses.

•

Salaries, benefits and related expenses decreased $2.3 million or 15.6%, primarily due to reduction in headcount related to the termination of the previous capital markets team associated with the reduction in our whole loan trading activities. We had an average headcount of 70 employees for the 2018 period compared to 74 employees for the 2017 period.

•

General and administrative expenses increased $17.4 million or 81.3% primarily due to securitization of assets. In 2017, we capitalized these expenses, but in 2018, we decided to account for the debt at fair value and therefore had to expense the deal costs and increased loan portfolio expenses related to the increase in subservicing expense. In addition, this overall increase was a result of increased servicing related expenses due to securitization expenses at FAR of $16.5 million.

Forward Originations Segment

The following table summarizes our Forward Originations results for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net	$832,872	$340,170	$462,700	$397,648	$475,749
Fee income	90,402	43,405	64,372	48,547	57,062
Net interest income (expense)	1,715	(304)	(403)	2,884	6,967

Total revenue	924,989	383,271	526,669	449,079	539,778

Total expenses	593,996	365,520	506,894	481,381	529,018

NET INCOME (LOSS) BEFORE TAXES	$330,993	$17,751	$19,775	$(32,302)	$10,760

Our Forward Originations segment generates its revenues primarily from the origination and sale of residential mortgages, including conforming mortgages, government mortgages insured by the FHA, VA and USDA, non-conforming products such as jumbo mortgages, non-qualified mortgages, and closed-end second mortgages into the secondary market. Revenue from our Forward Originations segment include cash gains recognized on the sale of mortgages, net of any estimated repurchase obligations, realized hedge gains and losses, fair value mark-to-market on loans held for sale, and any mark-to-market adjustments on our outstanding interest rate lock pipeline and derivatives utilized to mitigate interest rate exposure on our outstanding mortgage pipeline. We also earn origination fees on the successful origination of mortgage loans which are recorded at the time of origination of the associated loans.

We utilize forward loan sale commitments, TBAs, and other forward delivery securities to fix the forward sales price that we will realize in the secondary market and to mitigate the interest rate risk to loan prices that we may be exposed to from the date we enter into rate locks with our customers until the date the loan is sold. We realize hedge gains and losses based on the value of the change in price in the underlying securities. When the position is closed, these amounts are recorded as realized hedge gains and losses.

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Net income before taxes increased $313.2 million or 1,764.6% as a result of higher loan originations, and a general widening in margins related to GSE and government-guaranteed loan products.

•

Our Forward Originations segment originated $20,256.7 million in mortgage loans for the 2020 period compared to $10,997.3 million for the comparable 2019 period. The higher loan origination volume is attributable to the favorable interest rate environment in the 2020 period, leading to an increase in refinance production.

•

The 10-year treasury rate, a leading indicator of mortgage interest rates, was 0.69% as of September 30, 2020, a decrease of 123 bps from December 31, 2019, and 1.68% as of September 30, 2019, a decrease of 101 bps from December 31, 2018.

•	Fee income increased $47.0 million or 108.3% as a result of higher origination volume during the period. Fee income as a percentage of origination volume for both the 2020 and 2019 periods was 0.4%.

•	Total expenses increased $228.5 million or 62.5% as a result of variable expenses related to higher loan origination volume during the period.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Net income before taxes increased $52.1 million or 161.2% primarily as a result of higher loan originations.

•

Our Forward Originations segment originated $15,437.1 million in mortgage loans for the 2019 period compared to $13,573.5 million for the comparable 2018 period. The higher origination volume is attributable to the favorable interest rate environment in the 2019 period, leading to an increase in refinance production.

•	The 10-year treasury rate, a leading indicator of mortgage interest rates, declined 77 bps for the 2019 period compared to an increase of 29 bps in the 2018 period.

•

Fee income increased $15.8 million or 32.6% as a result of higher loan origination volume during the period. Fee income as a percentage of origination volume for both the 2019 and 2018 periods was 0.4%.

•	Total expenses increased $25.5 million or 5.3% as a result of variable expenses related to higher loan origination volume during the period.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Net income before taxes decreased $43.1 million or 400.2% primarily as a result of lower loan originations.

•

Our Forward Originations segment originated $13,573.5 million in mortgage loans for the 2018 period compared to $14,953.3 million for the comparable 2017 period. Lower loan origination volume is attributable to unfavorable interest rate environment in the 2018 period, leading to a decrease in refinance production, in addition to branch reductions and initiatives to integrate the four acquired mortgage lending platforms.

•	The 10-year treasury rate, a leading indicator of mortgage interest rates, increased 29 bps for the 2018 period compared to a decrease of 5 bps for the 2017 period.

•	Fee income decreased $8.5 million or 14.9% as a result of lower loan origination volume during the period. Fee income as a percentage of origination volume for both the 2018 and 2017 periods was 0.4%.

•

Total expenses decreased $47.6 million or 9.0% as a result of variable expenses related to lower loan origination volume during the period combined with strategic cost-management efforts by segment leadership to increase operational efficiency. Expenses did not decrease as fast as volume and revenue in part due to investments made in integration and technology deployment as well as restructuring costs incurred to close unprofitable branches, exit leases, etc.

KEY METRICS

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
	(in thousands)
Loan origination volume (dollars)
Conforming	$13,749,364	6,041,445	$8,574,829	$7,162,835	$7,988,604
Government	3,237,231	2,748,415	3,763,708	3,770,235	4,552,374
Non-conforming	3,270,125	2,207,485	3,098,610	2,640,385	2,412,346

Total loan origination volume	$20,256,720	$10,997,345	$15,437,147	$13,573,455	$14,953,324

Loan origination volume by channel (dollars)
Retail	$15,191,608	$8,480,010	$11,750,830	$10,037,748	$10,862,940
Wholesale/Correspondent	2,882,650	1,665,001	2,306,909	2,708,166	2,946,568
Consumer direct	2,182,462	852,334	1,379,408	827,541	1,143,816

Total loan origination volume by channel	$20,256,720	$10,997,345	$15,437,147	$13,573,455	$14,953,324

Loan origination volume by type (dollars)
Purchase	$6,780,670	$6,632,342	$8,651,747	$10,291,553	$10,263,217
Refinance	13,476,050	4,365,003	6,785,400	3,281,902	4,690,107

Total loan origination volume by type	$20,256,720	$10,997,345	$15,437,147	$13,573,455	$14,953,324

Loan origination volume (units)
Conforming	46,570	22,921	32,195	29,403	32,117
Government	11,120	9,963	13,525	14,467	17,969
Non-conforming	4,818	3,297	4,661	4,081	4,052

Total loan origination volume	62,508	36,181	50,381	47,951	54,138

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Loan origination volume by channel (units)
Retail	47,998	28,986	39,969	36,822	41,323
Wholesale/Correspondent	8,396	4,677	6,476	8,346	8,878
Consumer direct	6,114	2,518	3,936	2,783	3,937

Total loan origination volume by channel	62,508	36,181	50,381	47,951	54,138

Loan origination volume by type (units)
Purchase	22,286	23,719	30,984	37,152	38,268
Refinance	40,222	12,462	19,397	10,799	15,870

Total loan origination volume by type	62,508	36,181	50,381	47,951	54,138

Loan sales by investor (dollars)
Agency	$18,026,245	$7,843,450	$11,513,455	$10,590,424	$11,009,551
Private	1,447,680	2,370,401	3,339,131	3,265,125	4,040,639

Total loan sales by investor	$19,473,925	$10,213,851	$14,852,586	$13,855,549	$15,050,190

Loan sales by type (dollars)
Servicing released	$5,168,265	$9,850,581	$14,477,231	$13,796,783	$14,516,291
Servicing retained	14,305,660	363,270	375,355	58,766	533,899

Total loan sales by type	$19,473,925	$10,213,851	$14,852,586	$13,855,549	$15,050,190
Gain on sale margins (including servicing margin)	4.2%	3.3%	3.2%	2.6%	3.3%
Capitalized servicing rate	68.7 bps	97.7 bps	97.7 bps	136.1 bps	104.8 bps

Revenue

In the table below is a summary of the components of our total revenue for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Gain on sale, net	$853,204	$362,418	$501,592	$359,371	$499,705
Provision for repurchases	(16,256)	(2,744)	(4,950)	(1,514)	103
Realized hedge gains and losses	(141,280)	(48,642)	(48,315)	24,367	(20,677)
Fair value mark-to-market on loans held for sale	44,948	13,459	8,187	12,083	(1,339)
Mark-to-market on interest rate locks	98,988	12,826	3,605	7,151	4,085
Mark-to-market on derivatives/hedges	(6,732)	2,853	2,581	(3,810)	(6,128)

Gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net	832,872	340,170	462,700	397,648	475,749
Origination related fee income	90,402	43,405	64,372	48,547	57,062
Net interest income (expense)	1,715	(304)	(403)	2,884	6,967

Total revenue	$924,989	$383,271	$526,669	$449,079	$539,778

Net interest income (expense) was comprised of the following (in thousands):

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Interest income	$29,351	$26,761	$36,673	$33,899	$34,511
Interest expense	(27,636)	(27,065)	(37,076)	(31,015)	(27,544)

Net interest income (expense)	$1,715	$(304)	$(403)	$2,884	$6,967

WAC—loans held for sale	3.0%	3.9%	3.9%	5.1%	4.2%
WAC—warehouse lines of credit	3.0%	2.8%	3.7%	4.5%	3.7%

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Total revenue increased $541.7 million or 141.3% as a result of higher gain on sale of mortgage loans.

•

Gain on sale, net increased $492.7 million or 144.8% as a result of higher sales volume during the period combined with increased margins on sold volume. We originated $20,256.7 million in mortgage loans for the 2020 period compared to $10,997.3 million for the comparable 2019 period. Weighted average margins on originated loans were 4.2% for the 2020 period compared to 3.3% for the comparable 2019 period.

•

Fair value mark-to-market on loans held for sale increased $31.5 million or 234.0% as a result of lower net change in the end-of-period mark to market of our higher outstanding originated loan production not yet sold or securitized combined with higher margins on our unsold loan pipeline. As of September 30, 2020, we had $1,723.1 million in outstanding loans not yet sold, compared to $1,274.6 million outstanding as of September 30, 2019. As of September 30, 2020, our weighted average margins on our unsold production was 4.5%, compared to 2.7% as of September 30, 2019.

•

Mark-to-market on interest rate locks increased $86.2 million or 671.8% as a result of higher net change in the end-of-period mark to market as a result of the growth in our interest rate lock pipeline, combined with higher net margin. As of September 30, 2020, our interest rate lock pipeline was $3.6 billion, compared to $1.3 billion as of September 30, 2019. As of September 30, 2020, our weighted average net margin on our interest rate lock pipeline was 3.1% compared to 1.9% as of September 30, 2019.

•	Origination related fee income increased $47.0 million or 108.3% as a result of higher loan origination volume during the period.

•

The above revenue were partially offset by a decrease in net realized hedge gains and losses on forward loan commitments of $92.6 million or 190.5% as a result of net declining market interest rates during the period.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Total revenue increased $77.6 million or 17.3% primarily as a result of higher loan originations.

•

Gain on sale, net increased $142.2 million or 39.6% as a result of higher sales volume during the period combined with increased margins on sold volume. We originated $15,437.1 million in mortgage loans for the 2019 period compared to $13,573.5 million for the comparable 2018 period. Weighted average margins on loans originated were 3.2% compared to 2.6% for the comparable 2018 period.

•	Origination related fee income increased $15.8 million or 32.6% as a result of higher origination volume during the period.

•

The above revenue were partially offset by a decrease in net realized hedge gains and losses on forward loan commitments of $72.7 million or 298.3% as a result of net declining market interest rates during the period.

•

Fair value mark-to-market on loans held for sale decreased $3.9 million or 32.2% as a result of lower net change in the end-of-period mark to market of our higher outstanding lock volume as of the end of the period, offset by lower margins on our unsold inventory. As of December 31, 2019, we had $1,049.0 million in outstanding mortgage loans not yet sold, compared to $551.5 million outstanding as of the comparable 2018 period. As of December 31, 2019, our weighted average margins on our unsold mortgage production was 2.8%, compared to 3.9% as of December 31, 2018.

•

Mark-to-market on interest rate locks decreased $3.5 million or 49.6% as a result of lower net change in the end-of-period mark to market as a result of the change in our interest rate lock pipeline. We had $935.2 million in outstanding interest rate locks as of December 31, 2019 compared to $706.8 million as of December 31, 2018.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Total revenue decreased $90.7 million or 16.8% primarily as a result of lower loan originations.

•

Gain on sale, net decreased $140.3 million or 28.1% as a result of lower sales volume during the period combined with decreased margins on sold volume. We originated $13,855.5 million in mortgage loans for the 2018 period compared to $15,050.2 million for the comparable 2017 period. Weighted average margins on originated loans were 2.6%, compared to 3.3% for the comparable 2017 period.

•	Origination related fee income decreased $8.5 million or 14.9% as a result of lower origination volume during the period.

•	The above revenue included an increase in net realized hedge gains and losses on forward loan commitments of $45.0 million as a result of net increasing market interest rates during the period.

•

Fair value mark-to-market on loans held for sale increased $13.4 million as a result of lower net change in the end-of-period mark to market of our higher outstanding originated loan production not yet sold or securitized combined with higher margins on our unsold mortgage loan pipeline. As of December 31, 2018, we had $551.5 million in outstanding mortgage loans not yet sold, compared to $924.3 million outstanding as of the comparable 2017 period. As of December 31, 2018, our weighted average margins on our unsold mortgage production was 3.9%, compared to 3.5% as of December 31, 2017.

•

Mark-to-market on interest rate locks increased $3.1 million or 75.1% as a result of lower net change in the end-of-period mark to market as a result of the growth in our interest rate lock pipeline. As of December 31, 2018, our interest rate lock pipeline was $706.8 million, compared to $820.8 million as of December 31, 2017.

Expenses

In the table below is a summary of the components of our total expenses for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Commissions and bonus	$325,366	$151,976	$218,647	$160,429	$201,429
Salaries	108,719	88,358	117,478	146,832	152,987
Other salary related expenses	37,857	27,802	38,400	42,849	42,333

Total salaries, benefits and related expenses	471,942	268,136	374,525	350,110	396,749

Loan origination fees, net	34,362	10,039	17,244	16,507	20,520
Loan portfolio expenses	7,008	6,476	8,687	3,500	258
Other general and administrative expenses	63,974	62,080	80,985	81,437	86,558

Total general and administrative expenses	105,344	78,595	106,916	101,444	107,336
Occupancy, equipment rentals and other office related expenses	16,710	18,789	25,453	29,827	24,933

Total expenses	$593,996	$365,520	$506,894	$481,381	$529,018

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Total expenses increased $228.5 million or 62.5% as a result of higher salaries, benefits and related expenses combined with an increase in general and administrative expenses.

•

Salaries, benefits and related expenses increased $203.8 million or 76.0%, primarily due to a $173.4 million increase in commissions and bonus expense as a result of the 84.2% increase in origination volume during the 2020 period.

•	General and administrative expenses increased $26.7 million or 34.0% primarily due to the increased loan origination fees as a result of higher origination volumes.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Total expenses increased $25.5 million or 5.3% as a result of higher salaries, benefits and related expenses combined with an increase in general and administrative expenses, offset by lower occupancy and equipment rental expenses.

•

Salaries, benefits and related expenses increased $24.4 million or 7.0%, primarily due to a $58.2 million increase in commission and bonus expense as a result of the 13.7% increase in origination volume during the 2019 period. This increase was partially offset by a decrease of $29.4 million in salary expense due to lower headcount. Our average headcount was 2,645 for the 2019 period compared to 3,349 for the 2018 period.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Total expenses decreased $47.6 million or 9.0% as a result of lower salaries, benefits and related expenses combined with an decrease in general and administrative expenses.

•

Salaries, benefits and related expenses decreased $46.6 million or 11.8%, primarily due to a $41.0 million decrease in commission and bonus expense as a result of the 9.2% decrease in origination volume during the 2018 period. Our average headcount decreased to 3,349 for the 2018 period compared to 3,482 for the 2017 period.

Reverse Originations Segment

The following table summarizes our Reverse Originations segment results for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Net origination gains	$137,529	$104,700	$141,022	$148,925	$83,047
Fee income	1,478	2,904	3,478	7,588	3,097

Total revenue	139,007	107,604	144,500	156,513	86,144

Total expenses	65,374	56,017	79,522	68,802	56,919

NET INCOME BEFORE TAXES	$73,633	$51,587	$64,978	$87,711	$29,225

Our Reverse Originations segment generates its revenues primarily from the origination of reverse mortgage loans, including loans insured by FHA, and non-agency jumbo reverse mortgage loans. Revenue from our Reverse Originations segment include both our initial estimate of fair value gains on the date of origination (“Net origination gains”), which is determined by utilizing quoted prices on similar securities or internally-developed models utilizing observable market inputs, in addition to fees earned at the time of origination of the associated loans. We elect to account for all originated loans at fair value. The loans are immediately transferred to our Portfolio Management segment, and any fair value adjustments, including interest earned, on these originated loans are reflected in revenues of the Portfolio Management segment until final disposition.

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Net income before taxes increased $22.0 million or 42.7% as a result of higher gains on originated reverse mortgage loans.

•

During the 2020 period, the weighted average margin on production was 5.7% compared to 4.8% in the comparable 2019 period. The Reverse Originations segment originated $2,052.3 million of reverse mortgage loans for the 2020 period compared to $1,800.7 million for the comparable 2019 period. The higher loan origination volume is attributable to the favorable interest rate environment in the 2020 period.

•	Fee income decreased $1.4 million or 49.1%. In June 2019, we reduced origination fees on our non-agency reverse mortgage products to make our products more attractive to our borrowers.

•	Total expenses increased $9.4 million or 16.7% as a result of higher origination volume during the period.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Net income before taxes decreased $22.7 million or 25.9% as a result of lower net fair value gains on originated reverse mortgage loans combined with higher general and administrative expenses.

•

Net origination gains decreased $7.9 million or 5.3% as a result of lower weighted average margin on production as a result of product and channel mix partially offset by our higher loan origination volumes. We originated $2,487.2 million of reverse mortgage loans for the 2019 period compared to $1,881.8 million for the comparable 2018 period. During 2019, the weighted average margin on loan originations was 4.7% compared to 6.3% in 2018, a decrease of 25.4%.

•

Fee income decreased $4.1 million or 54.2% despite the increase in loan origination volume. In June 2019, we reduced origination fees on our non-agency reverse mortgage products to make our products more attractive to our borrowers.

•	Total expenses increased $10.7 million or 15.6% as a result of higher origination volume during the period combined with higher professional fees.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Net income before taxes increased $58.5 million or 200.1% primarily as a result of higher net originations gains on originated reverse mortgage loans and higher origination fees on higher loan origination volumes.

•

Net origination gains increased $65.9 million or 79.3% as a result of higher loan origination volume during the period as a result of changes to regulatory lending guidelines enacted in late 2017 combined with higher margins. We originated $1,881.8 million of reverse mortgage loans for the 2018 period compared to $1,597.5 million for the comparable 2017 period. Our higher origination volume was attributable to new products. During 2018, the weighted average margin on loan originations was 6.3% compared to 4.0% in 2017, an increase of 57.5%. Our higher margins were the result of changes in our origination product and channel mix during the period.

•	Fee income increased $4.5 million or 145.0% as a result of higher loan origination volume during the period, combined with different product and channel mix on originated volumes during the period.

•	Total expenses increased $11.9 million or 20.9% as a result of higher salaries, benefits and related expenses combined with an increase in general and administrative expenses.

KEY METRICS

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
	(in thousands)
Loan origination volume
Total loan origination volume—New originations—dollars(1)	$2,052,332	$1,800,720	$2,487,192	$1,881,795	$1,597,525
Total loan origination volume—Tails—dollars(2)	352,295	378,149	502,349	496,209	466,168

Total loan origination volume—dollars	$2,404,627	$2,178,869	$2,989,541	$2,378,004	$2,063,693
Total loan origination volume—units	7,104	5,735	7,942	7,572	10,222

Loan origination volume by channel (dollars)(3)
Retail	$278,997	$180,707	$268,084	$210,418	$211,680
TPO	1,773,335	1,620,013	2,219,108	1,671,377	1,385,845

Total loan origination volume by channel	$2,052,332	$1,800,720	$2,487,192	$1,881,795	$1,597,525

(1)	New loan origination volumes consist of initial reverse mortgage loan borrowing amounts.
(2)	Tails consist of subsequent borrower advances, mortgage insurance premiums, service fees and advances for which we are able to subsequently pool into a security.
(3)

Loan origination volumes by channel consist of initial reverse mortgage loan borrowing amounts, exclusive of subsequent borrower advances, mortgage insurance premiums, service fees and advances for which we are able to subsequently pool into a security.

Revenue

In the table below is a summary of the components of our total revenue for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Net origination gains
Retail	$28,887	$13,240	$20,508	$20,571	$30,120
TPO	220,305	174,017	237,887	221,476	199,959
Acquisition Costs	(111,663)	(82,557)	(117,373)	(93,122)	(147,032)

Total net origination gains	137,529	104,700	141,022	148,925	83,047
Fee income	1,478	2,904	3,478	7,588	3,097

Total revenue	$139,007	$107,604	$144,500	$156,513	$86,144

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Total revenue increased $31.4 million or 29.2% as a result of higher net origination gains.

•

Net origination gains increased $32.8 million or 31.4% as a result of higher loan origination volume during the period combined with increased margins on this origination volume. The higher origination volumes were due to the favorable interest rate environment during the period. We originated $2,052.3 million of reverse mortgage loans for the 2020 period compared to $1,800.7 million for the comparable 2019 period. During 2020, the weighted average margin on production was 5.7% compared to 4.8% in 2019, an increase of 18.8%.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Total revenue decreased $12.0 million or 7.7% as a result of lower net origination gains offset by lower origination fee income.

•

Net origination gains decreased $7.9 million or 5.3% as a result of lower weighted average margin on originated volume partially offset by higher loan origination volumes as a result of product and channel mix. We originated $2,487.2 million of reverse mortgage loans for the 2019 period compared to $1,881.8 million for the comparable 2018 period. During 2019, the weighted average margin on loan originations was 4.7% compared to 6.3% in 2018, a decrease of 25.4%. Our non-agency reverse mortgage loan originations increased as a result of increased LTV limits.

•

Origination fee income decreased $4.1 million or 54.2%. In 2019, we reduced certain origination fees on our non-agency reverse mortgage products in an effort to make our products more attractive to our borrowers.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Total revenue increased $70.4 million or 81.7% as a result of higher net origination gains combined with higher origination fee income.

•

Net origination gains increased $65.9 million or 79.3% as a result of higher loan origination volume during the period combined with higher margins. We originated $1,881.8 million of reverse mortgage loans for the 2018 period compared to $1,597.5 million for the comparable 2017 period. During 2018, the weighted average margin on loan originations was 6.3% compared to 4.0% in 2017, an increase of 57.5%.

•	Fee income increased $4.5 million or 145.0% as a result of higher loan origination volume during the period, combined with different product and channel mix on originated volumes during the period.

Expenses

In the table below is a summary of the components of our total expenses for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Salaries and bonuses	$32,368	$27,372	$36,760	$33,637	$29,062
Other salary related expenses	3,240	2,330	3,293	3,431	2,954

Total salaries, benefits and related expenses	35,608	29,702	40,053	37,068	32,016

Loan origination fees, net	9,323	6,300	9,981	5,844	3,958
Professional fees	4,933	7,392	11,545	5,959	2,988
Other general and administrative expenses	14,286	11,693	16,628	17,706	15,761

Total general and administrative expenses	28,542	25,385	38,154	29,509	22,707
Occupancy, equipment rentals and other office related expenses	1,224	930	1,315	2,225	2,196

Total expenses	$65,374	$56,017	$79,522	$68,802	$56,919

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Total expenses increased $9.4 million or 16.7% as a result of higher salaries, benefits and related expenses combined with an increase in general and administrative expenses.

•

Salaries, benefits and related expenses increased $5.9 million or 19.9%, primarily due to an increase in average headcount in addition to an increase in commissions and accrued bonus compensation. Average headcount for the nine month period was 273 compared to 259 for the comparable 2019 period.

•

General and administrative expenses increased $3.2 million or 12.4% primarily due to an increase in loan origination fees of $3.0 million as a result of higher loan origination volume combined with higher business development expenses of $2.5 million. During the 2020 period, we began to shift our marketing strategy to a branded lead generation strategy, rather than a purchased lead or referral spend strategy utilized in 2019.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Total expenses increased $10.7 million or 15.6% as a result of higher salaries, benefits and related expenses combined with an increase in general and administrative expenses.

•

Salaries, benefits and related expenses increased $3.0 million or 8.1%, primarily due to increased allocations of salaries, benefits and related expenses from Corporate for the year ended December 31, 2019 compared to 2018. Average headcount for the 2019 period was 259 compared to 286 for the comparable 2018 period.

•

General and administrative expenses increased $8.6 million or 29.3% primarily due to an increase in loan origination fees of $4.1 million combined with higher professional fees of $5.6 million as a result of higher loan origination volume and increased utilization of Corporate services.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Total expenses increased $11.9 million or 20.9% as a result of higher salaries, benefits and related expenses combined with an increase in general and administrative expenses.

•

Salaries, benefits and related expenses increased $5.1 million or 15.8%, primarily due to an increased salary expense due to higher headcount. We had an average headcount of 286 employees for the 2018 period compared to 255 employees for the 2017 period. In addition, allocated Corporate salaries were higher in the 2018 period compared to the 2017 period as a result of increased utilization of Corporate services.

•

General and administrative expenses increased $6.8 million or 30.0% primarily due to higher loan origination fees of $1.9 million resulting from higher loan origination volume combined with higher professional fees of $3.0 million and increased utilization of Corporate services.

Commercial Originations Segment

The following table summarizes our Commercial Originations segment results for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Net origination gains	$9,939	$20,887	$30,512	$22,981	$7,755
Fee income	14,555	25,176	36,094	19,382	8,034

Total revenue	24,494	46,063	66,606	42,363	15,789

Total expenses	29,506	36,454	51,882	35,753	23,859

NET INCOME (LOSS) BEFORE TAXES	$(5,012)	$9,609	$14,724	$6,610	$(8,070)

Our Commercial Originations segment generates its revenues primarily from the origination of loans secured by 1-8 family residential properties, which are owned for investment purposes, either long-term rentals (“SFR”) or “fix and flip” properties which are undergoing construction or renovation. Revenue from our Commercial Originations segment include both our initial estimate of fair value gains on the date of origination (“Net origination gains”), which is determined by utilizing quoted prices on similar securities or internally-developed models utilizing observable market inputs, in addition fees earned at the time of origination of the associated loans. We elect to account for all originated loans at fair value. The loans are immediately transferred to our Portfolio Management segment, and any fair value adjustments, including interest earned, on these originated loans are reflected in revenues of the Portfolio Management segment until final disposition.

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Net income before taxes decreased $14.6 million or 152.2% as a result of lower net origination gains on originated loans combined with lower fee income.

•

The Commercial Originations segment originated $548.4 million in loans for the 2020 period compared to $834.7 million for the comparable 2019 period. Lower loan origination volume is attributable to a temporary deferment of commercial production in March to May of 2020 due to the COVID-19 outbreak and impact to capital markets demand for non-GSE or government loan products.

•	Fee income decreased $10.6 million or 42.2% primarily as a result of the 34.3% decrease in origination volume during the period.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Net income before taxes increased $8.1 million or 122.8% as a result of higher net origination gains on originated loans combined with higher fee income.

•

We originated $1,234.8 million in loans for the 2019 period compared to $897.1 million for the comparable 2018 period. Higher loan origination volume is attributable to growth in market penetration of the Commercial Originations segment. The business expanded due to competitive products and pricing combined with an experienced sales and marketing team specializing in investor real estate loans. During 2019, the business increased capacity through a 21% growth in headcount and improved productivity to 37 loans per employee compared to 33 loans per employee in 2018.

•

Fee income increased $16.7 million or 86.2% as a result of 37.6% increase in origination volume during the period and increased fees charged to borrowers from 2.2% on average in 2018 to 2.9% on average in 2019.

•

Total expenses increased $16.1 million or 45.1% as a result of an increase in salaries, benefits and related expenses and general and administrative expenses due to the higher origination volume during the 2019 period.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Net income before taxes increased $14.7 million or 181.9% as a result of higher net origination gains on originated loans combined with higher fee income.

•

We originated $897.1 million in loans for the 2018 period compared to $428.0 million for the comparable 2017 period. Higher loan origination volume is attributable to growth in market penetration of the Commercial Originations segment. The business expanded due to increased capacity in both Charlotte and Chicago locations to support increased operations and sales headcount. During 2018, the business increased headcount by 32% and improved productivity to 33 loans per employee compared to 23 loans per employee in 2017.

•

Fee income increased $11.3 million or 141.2% as a result of a 109.6% increase in loan origination volume during the period and increased fees charged to borrowers from 1.9% on average in 2017 to 2.2% on average in 2018 due mostly to a product mix shift toward our Fix & Flip product, which is a bridge loan for properties that are undergoing construction or renovation.

•

Total expenses increased $11.9 million or 49.9% as a result of increases in salaries, benefits and related expenses and general and administrative expenses due to the higher loan origination volume during the 2018 period.

KEY METRICS

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
	(in thousands)
Loan origination volume (dollars)(1)
Portfolio	$48,939	$53,209	$85,118	$74,063	$50,638
SRL	100,331	108,800	181,321	109,157	87,283
Fix & flip	225,765	599,083	798,620	713,876	290,106
New construction	93,454	69,387	151,152	—	—
Agricultural	79,947	4,193	18,542	—	—

Total loan origination volume	$548,436	$834,672	$1,234,753	$897,096	$428,027
Loan origination volume (units)(1)
Portfolio	34	27	49	49	35
SRL	618	714	1,173	691	594
Fix & flip	1,070	2,587	3,481	3,054	1,338
New construction	275	258	496	—	—
Agricultural	39	4	8	—	—

Total loan origination volume	2,036	3,590	5,207	3,794	1,967

(1)	Loan originations volume and units consist of approved total borrower commitments. These amounts include amounts available to our borrowers but have not yet been drawn upon.

Revenue

In the table below is a summary of the components of our total revenue for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Net origination gains	$9,939	$20,887	$30,512	$22,981	$7,755
Fee income	14,555	25,176	36,094	19,382	8,034

Total revenue	$24,494	$40,063	$66,606	$42,363	$15,789

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Total revenue decreased $21.6 million or 46.8% as result of lower net origination gains combined with lower fee income.

•

We originated $548.4 million in loans for the 2020 period compared to $834.7 million for the comparable 2019 period. Lower loan origination volume is attributable to a temporary deferment of commercial production in March to May of 2020 due to the COVID-19 outbreak and impact to capital markets demand for non-GSE or government loan products.

•	Fee income decreased $10.6 million or 42.2% primarily as a result of a 34.3% decrease in loan origination volume during the period.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Total revenue increased $24.2 million or 57.2% as a result of higher net origination gains combined with higher fee income.

•

We originated $1,234.8 million in loans for the 2019 period compared to $897.1 million for the comparable 2018 period. Higher origination volume is attributable to growth in the Commercial Originations segment. The business expanded due to competitive products and pricing combined with an experienced sales and marketing team specializing in investor real estate products. During 2019, the business increased capacity through a 21% growth in headcount and improved productivity to 37 loans per employee compared to 33 loans per employee in 2018.

•

Fee income increased $16.7 million or 86.2% as a result of 37.6% increase in origination volume during the period and higher origination fees earned on originated loans. During 2019, we were able to increase the fees charged to borrowers from 2.2% on average in 2018 to 2.9% on average in 2019.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Total revenue increased $26.6 million or 168.3% as a result of higher net origination gains combined with higher fee income.

•

We originated $897.1 million in loans for the 2018 period compared to $428.0 million for the comparable 2017 period. Higher loan origination volume is attributable to growth in the market penetration of our Commercial Originations segment. The business expanded due to increasing capacity in both the Charlotte and Chicago locations to support increased operations and sales headcount. During 2018, the business increased headcount by 32% and improved productivity to 33 loans per employee compared to 23 loans per employee in 2017.

•

Fee income increased $11.3 million or 141.2% as a result of a 109.6% increase in loan origination volume during the period and higher origination fees charged to borrowers from 1.9% on average in 2017 to 2.2% on average in 2018 due mostly to a product mix shift toward our Fix & Flip product.

Expenses

In the table below is a summary of the components of our total expenses for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Salaries	$9,018	$9,176	$12,889	$10,373	$7,308
Commissions and bonus	4,918	6,342	9,280	6,931	4,855
Other salary related expenses	1,823	1,569	2,298	1,747	1,257

Total salaries, benefits and related expenses	15,759	17,087	24,467	19,051	13,420

Loan origination fees, net	7,618	11,593	16,830	7,488	3,101
Professional fees	3,097	4,187	5,766	4,221	2,687
Other general and administrative expenses	2,620	3,027	4,031	3,843	3,844

Total general and administrative expenses	13,335	18,807	26,627	15,552	9,632
Occupancy, equipment rentals and other office related expenses	412	560	788	1,150	807

Total expenses	$29,506	$36,454	$51,882	$35,753	$23,859

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Total expenses decreased $6.9 million or 19.1% as a result of lower general and administrative expenses combined with a decrease in salaries, benefits and related expenses.

•

Salaries, benefits and related expenses decreased $1.3 million or 7.8%, due to lower commissions and bonuses of $1.4 million or 22.5% as a result of the 34.3% decrease in origination volume for the 2020 period. The decrease in origination volume also caused a reduction in average headcount from 134 employees for the 2019 period to 130 employees for the 2020 period. In March 2020, certain employees were transitioned from our Commercial Originations segment to our Forward Originations segment to support the growth in production volume in that segment.

•

General and administrative expenses decreased $5.5 million or 29.1% primarily due to decreased loan origination fees related to the suspension of loan originations in March 2020 due to the COVID-19 outbreak.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Total expenses increased $16.1 million or 45.1% as a result of higher salaries, benefits and related expenses combined with an increase in general and administrative expenses.

•

Salaries, benefits and related expenses increased $5.4 million or 28.4%, primarily due to a $2.3 million increase in commissions and bonus expense and a $2.5 million increase in salaries as a result of the 37.6% increase in loan origination volume during the 2019 period. Commissions and bonuses for the 2019 period amounted to 0.8% of loan originations while commissions and bonuses for the 2018 period amounted to 0.8% of loan originations. We had an average headcount of 139 employees with average salaries of $92.7 thousand for the 2019 period compared to 115 employees with average salaries of $90.2 thousand for the 2018 period.

•

General and administrative expenses increased $11.1 million or 71.2% primarily due to increased loan origination fees of $9.3 million and professional fees of $1.5 million as a result of higher origination volumes. Origination fees as a percentage of loan origination volume for the 2019 period was 1.4% compared to 0.8% for the 2018 comparable period. The increase to professional fees is due to the outsourcing of certain loan fulfillment activities to third-party vendors.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Total expenses increased $11.9 million or 49.9% as a result of higher salaries, benefits and related expenses combined with an increase in general and administrative expenses.

•

Salaries, benefits and related expenses increased $5.6 million or 42.0%, primarily due to a $2.1 million increase in commissions and bonus expense and a $3.1 million increase in salaries as a result of the 109.6% increase in loan origination volume during the 2018 period. Commissions and bonuses for the 2018 period amounted to 0.8% of loan originations, while commissions and bonuses for the 2017 period amounted to 1.1% of loan originations. We had an average headcount of 115 employees with average salaries of $90.2 thousand for the 2018 period compared to 87 employees with average salaries of $84.0 thousand for the 2017 period.

•

General and administrative expenses increased $5.9 million or 61.5% primarily due to increased loan origination fees of $4.4 million and professional fees of $1.5 million as a result of higher origination volumes. Origination fees as a percentage of loan origination volume for the 2018 period was 0.8% compared to 0.7% for the 2017 comparable period. The increase to professional fees is due to the outsourcing of certain loan fulfillment activities to third-party vendors.

Lender Services Segment

The following table summarizes our Lender Services segment results for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Fee income	$138,819	$78,675	$110,046	$78,831	$66,200
Net interest income (expense)	(81)	12	30	(489)	(728)

Total revenue	138,738	78,687	110,076	78,342	65,472

Total expenses	123,453	74,966	105,203	79,181	61,497

NET INCOME (LOSS) BEFORE TAXES	$15,285	$3,721	$4,873	$(839)	$3,975

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Net income before taxes increased $11.6 million or 310.8% as a result of increased fee income, primarily driven by increased residential mortgage loan closings in a lower interest rate environment, combined with a larger client base.

•

Fee income increased $60.1 million or 76.4% as a result of higher title agent closings and title insurance orders during the nine month period ended September 30, 2020, compared to the comparable 2019 period.

•

Total expenses increased $48.5 million or 64.7% as a result of higher salaries and benefits combined with higher general and administrative expenses as a result of the increase in our residential mortgage loan closings in 2020.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Net income before taxes increased $5.7 million as a result of increased fee income, primarily driven by residential mortgage loan closings in a lower interest rate environment, combined with a larger client base.

•	Fee income increased $31.2 million or 39.6% as a result of higher title agent closings and title insurance orders for the year ended December 31, 2019, compared to the comparable 2018 period.

•

Total expenses increased $26.0 million or 32.9% as a result of higher salaries, benefits and related expenses combined with higher general and administrative expenses as a result of the increase in our residential mortgage loan closings in 2019.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Net income before taxes decreased $4.8 million or 121.1% as a result of decreases in our total title agent closings for the year ended December 31, 2018 compared to the comparable 2017 period and lower net margins earned on our ancillary services.

•

Fee income increased $12.6 million or 19.1% as a result of additional revenue earned from our insurance underwriting services as a result of our February 2018 acquisition of Agents National Title, offset by lower title agent closings.

•	Total expenses increased $17.7 million or 28.8% as a result of higher salaries and benefits combined with higher general and administrative expenses.

KEY METRICS

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Incenter Title Agent Orders	122,331	54,327	76,513	39,394	34,443
Incenter Title Agent Closings	78,088	33,963	53,867	24,791	24,368
Total appraisals	15,767	5,321	8,263	—	—
Title Insurance Underwriter Policies	53,509	27,895	40,113	35,074	—
FTE Count for Fulfillment Revenue	756	495	530	360	343
Total MSR valuations performed	391	377	450	408	462

Revenue

In the table below is a summary of the components of our total revenue for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Title agent and closing services	$68,727	$36,634	$53,356	$30,770	$36,869
Insurance underwriting services	40,943	12,939	19,357	11,632	—
Student and consumer loan origination services	9,316	8,788	10,856	10,552	6,767
Fulfillment services	12,030	10,641	14,053	10,678	11,153
MSR trade brokerage, valuation and other services	7,747	3,521	5,799	7,004	6,917
Other income	56	6,152	6,625	8,195	4,494
Net interest income (expense)	(81)	12	30	(489)	(728)

Total revenue	$138,738	$78,687	$110,076	$78,342	$65,472

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Total revenue increased $60.1 million or 76.3% as a result of higher title agent closings, title agent orders and an increase in insurance underwriting services.

•

In 2020, we acted as title agent on 78,088 loan closings, compared to 33,963 loan closings in the comparable 2019 period, an increase of 129.9%. In addition, our insurance underwriting service underwrote 53,509 policies during the nine month period ended September 30, 2020, compared to 27,895 underwritten policies for the comparable 2019 period, an increase of 91.8%. These increases were primarily the result of the favorable interest rate environment during the nine month period ended September 30, 2020 compared to the 2019 period.

•

MSR trade brokerage, valuation and other services increased $4.2 million or 120.0% for the nine month period ended September 30, 2020 compared to the 2019 period. In 2020, we acted as broker for over $4,295.3 million in co-issue MSR sales, compared to $1,420.4 million in co-issue MSR sales for the comparable 2019 period.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Total revenue increased $31.7 million or 40.5% as a result of higher agent closings and an increase in insurance underwriting services.

•	In 2019, we acted as title agent on 53,867 loan closings, compared to 24,791 loan closings in the comparable 2018 period, an increase of 117.3%. We underwrote 40,113 policies in 2019, compared to

35,074 underwritten policies for the comparable 2018 period, an increase of 14.4%. These increases were primarily the result of the favorable interest rate environment during the 2019 period compared to the 2018 period.

•

Fulfillment services revenue increased $3.4 million or 31.6% in 2019 over the comparable 2018 period as we increased our number of fulfillment professionals employed to 419 employees at the end of the period, an increase of over 16.4% of our fulfillment professionals employed at the end of 2018.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Total revenue increased $12.9 million or 19.7% as a result of higher insurance underwriting revenue and student and consumer loan origination services, offset by lower revenue from title agent and closing services fees.

•

Insurance underwriting revenue increased as a result of our February 2018 acquisition of Agents National Title. In 2018, Agents National Title was underwriter for over 35,000 policies in which we earned a commission for these services.

•	Student and consumer loan origination services increased $3.8 million in 2018, or 55.9%, over 2017 revenue amounts as a result of increased market penetration.

•

Title agent and closing services revenue decreased by $6.1 million, or 16.5% in 2018 from the comparable 2017 period. In 2018, the average number of employees increased to 369 for the year versus an average of 285 employees in 2017, an increase of 29.5%.

Expenses

In the table below is a summary of the components of our total expenses for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Salaries	$29,830	$25,706	$35,674	$28,494	$26,794
Commissions and bonus	18,570	7,686	10,989	10,686	7,125
Other salary related expenses	8,200	4,628	6,351	5,408	3,899

Total salaries, benefits and related expenses	56,600	38,020	53,014	44,588	37,818

Title and closing	44,512	19,061	26,217	14,065	11,676
Communication and data processing	7,361	6,016	8,338	6,226	4,113
Fair value change in deferred purchase price liability	250	507	(2,195)	325	(4,091)
Other general and administrative expenses	12,083	9,346	17,034	11,634	9,736

Total general and administrative expenses	64,206	34,930	49,394	32,250	21,434
Occupancy, equipment rentals and other office related expenses	2,647	2,016	2,795	2,343	2,245

Total expenses	$123,453	$74,966	$105,203	$79,181	$61,497

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Total expenses increased $48.5 million or 64.7% as a result of higher salaries, benefits and related expenses combined with an increase in general and administrative expenses.

•

Salaries, benefits and related expenses increased $18.6 million or 48.9%, primarily due to the staffing required to support the 129.9% increase year-over-year in title agent closings and a 91.8% increase year-over-year in title insurance underwriting policies. Commissions and bonus expense increased $10.9 million in conjunction with the increase in revenue.

•

General and administrative expenses increased $29.3 million or 83.8% primarily due to higher title and closing expenses incurred associated with the 129.9% increase year-over-year in title agent closings and a 91.8% increase year-over-year in title insurance underwriting policies.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Total expenses increased $26.0 million or 32.9% as a result of higher salaries, benefits and related expenses combined with an increase in general and administrative expenses.

•

Salaries, benefits and related expenses increased $8.4 million or 18.9%, primarily due to the staffing required to support the 94.2% increase year-over-year in title agent and closing services orders and 14.4% increase year-over-year in title insurance underwriting policies. Commissions and bonus increased $0.3 million in conjunction with the increase in revenue.

•

General and administrative expenses increased $17.1 million or 53.2% primarily due to the direct costs associated with the 94.2% increase year-over-year in title agent and closing services orders and 14.4% increase year-over-year in title insurance underwriting policies. In addition, we realized $2.2 million in fair value charges related to the change in fair value of contingent earnouts related to the prior years’ business acquisitions.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Total expenses increased $17.7 million or 28.8% as a result of higher salaries, benefits and related expenses combined with an increase in general and administrative expenses.

•

Salaries, benefits and related expenses increased $6.8 million or 17.9%, primarily due to our acquisition of Agents National Title in 2018 and the inclusion of a full year of student and consumer loan origination services expenses. Commissions and bonus increased by $3.6 million due to additional staff and commissions earned related to the Agents National Title acquisition.

•

General and administrative expenses increased $10.8 million or 50.5% primarily due to the addition of the Agents National Title acquisition in 2018 and the inclusion of a full year of student and consumer loan origination services expenses, partially offset by a change to an acquisition-related liability in 2017 that lowered general and administrative expenses by $4.1 million.

Corporate and Other

Corporate and other consists of our BXO and other corporate services groups. These groups support all of our operating segments, and the cost of services directly supporting the operating segments are allocated to those operating segments on a cost of service basis. Enterprise-focused Corporate and Other expenses that are not incurred in direct support of the operating segments are kept unallocated within the Corporate and Other segment.

The following table summarizes our Corporate and Other results for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Fee income	$—	$—	$—	$—	$188
Net interest expense	(4,605)	(3,901)	(5,144)	(1,717)	(1,006)

Total revenue	(4,605)	(3,901)	(5,144)	(1,717)	(818)

Total expenses	32,837	23,374	33,334	43,157	32,567

NET LOSS	$(37,442)	$(27,275)	$(38,478)	$(44,874)	$(33,385)

In the table below is a summary of the components of our total expenses for the periods indicated (in thousands).

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Salaries and bonuses	$44,022	$36,354	$40,074	$41,438	$36,951
Other salary related expenses	3,011	3,046	5,885	7,428	5,449
Shared services—payroll allocations	(29,356)	(24,991)	(26,552)	(26,812)	(26,456)

Total salaries, benefits and related expenses	17,677	14,409	19,407	22,054	15,944

Communication and data processing	4,141	3,315	4,638	11,179	6,280
Professional fees	15,440	10,533	15,292	18,697	15,747
Other general and administrative expenses	3,317	2,620	3,585	8,075	3,421
Shared services—general and administrative allocations	(9,080)	(8,910)	(11,356)	(18,648)	(10,452)

Total general and administrative expenses	13,818	7,558	12,159	19,303	14,996
Occupancy, equipment rentals and other office related expenses	1,342	1,407	1,768	1,800	1,627

Total expenses	$32,837	$23,374	$33,334	$43,157	$32,567

For the nine months ended September 30, 2020 versus the nine months ended September 30, 2019

Net loss increased $10.2 million or 37.3% as a result of higher salaries, benefits and related expenses, net of allocations, combined with higher general and administrative expenses, net of allocations.

•

Total revenue decreased $0.7 million or 18.1% as a result of higher interest expense due to higher average outstanding balances on our non-funding lines of credit. For the nine month period ended September 30, 2020, our average balance on our non-funding lines of credit was $2.8 million, compared to an average balance of $2.3 million during the comparable 2019 period.

•

Salaries, benefits, and related expenses, net of allocations, increased $3.3 million or 22.7% primarily due to an increase in commissions and accrued bonus compensation partially offset by increased allocations due to higher utilization of corporate services by our other segments.

•	General and administrative expenses, net of shared services allocations, increased $6.3 million or 82.8% due to higher professional fees, including legal and accounting advisory fees.

For the year ended December 31, 2019 versus the year ended December 31, 2018

Net loss decreased $6.4 million or 14.3% as a result of lower salaries, benefits and related expenses, net of allocations combined with a decrease in general and administrative expenses, net of allocations.

•

Total revenue decreased $3.4 million as a result of higher interest expense due to higher average outstanding balances on our non-funding lines of credit. In 2019, our average balance on our non-funding lines of credit was $37.4 million, compared to an average balance of $2.0 million during the comparable 2018 period.

•

Salaries, benefits, and related expenses, net of allocations, decreased $2.6 million or 12.0% as a result of a realignment of certain BXO professionals during the 2018 period. Our BXO office employed an average of 268 professionals during 2019 period, compared to 321 professionals employed during the comparable 2018 period. During the 2019 period, we transferred several marketing and IT professionals out of BXO back into the operating segments to further align business development with the strategic objectives of these businesses.

•

General and administrative expenses, net of allocations, decreased $7.1 million or 37.0% due to lower communication and data processing expenses. During the 2018, the Company began implementing Total Expert, an LO marketing tool kit that aims to provide a borrower interface into the loan process, and incurred $0.3 million, through June 2020, in implementation costs related to this software implementation.

For the year ended December 31, 2018 versus the year ended December 31, 2017

Net loss increased $11.5 million or 34.4% as a result of higher salaries, benefits and related expenses, net of allocations combined with higher general and administrative expenses.

•

Salaries, benefits and related expenses, net of allocations, increased $6.1 million or 38.3%. Our BXO office employed an averaged 321 professionals during the 2018 period, compared to 234 professionals employed during the comparable 2017 period. During the 2018 period, we transferred 41 professionals out of our Operating segments into our BXO office to align with our shared services model of IT infrastructure. In addition, we further added additional professionals in our Information Technology and Finance functions as result of the expansion of our businesses.

•

General and administrative expenses, net of allocations, increased $4.3 million or 28.7% due to increases in communications and data processing fees and higher professional fees, including legal and accounting advisory fees. These increases related to the realignment of our BXO IT services team in 2018.

NON-GAAP FINANCIAL MEASURES

The presentation of non-GAAP measures is used to enhance the investors’ understanding of certain aspects of our financial performance. This discussion is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP. These key financial measures provide an additional view of our performance over the long-term and provide useful information that we use in order to maintain and grow our business.

Adjusted EBITDA

We define Adjusted EBITDA as earnings before change in fair value of loans and securities held for investment due to assumption changes, interest on non-funding debt, depreciation, amortization and other impairments, other fair value adjustments on earnouts, share-based compensation, change in fair value of minority investments and certain non-recurring costs. We manage our Company by each of our operating and non-operating segments: Loan Originations (made up of Forward, Reverse, and Commercial Originations segments), Portfolio Management, Lender Services and Corporate and Other. We evaluate the performance of our segments through the use of Adjusted EBITDA as a non-GAAP measure. Management considers Adjusted EBITDA important in evaluating our business segments and the Company as a whole. Adjusted EBITDA is a supplemental metric utilized by our management team to assess the underlying key drivers and operational performance of the continuing operations of the business and our operating segments. In addition, analysts, investors, and creditors may use these measures when analyzing our operating performance. Adjusted EBITDA is not a presentation made in accordance with GAAP and our use of this measure and term may vary from other companies in our industry.

Adjusted EBITDA provides visibility to the underlying operating performance by excluding the impact of certain items, including income taxes, interest expense on non-funding debt, depreciation of fixed assets, amortization of intangible assets and other impairments, share-based compensation, changes in fair value of loans and securities held for investment due to assumption changes, change in fair value of minority investments, and other non-recurring costs that management does not believe are representative of our core earnings. Adjusted EBITDA may also include other adjustments, as applicable based upon facts and circumstances, consistent with our intent of providing a supplemental means of evaluating our operating performance.

Adjusted EBITDA should not be considered as an alternate to (i) net income (loss) or any other performance measures determined in accordance with GAAP or (ii) operating cash flows determine in accordance with GAAP. Adjusted EBITDA has important limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations of this metric are:

•	cash expenditures for future contractual commitments;

•	cash requirements for working capital needs;

•	cash requirements for certain tax payments; and

•	all non-cash income/expense items reflected in the Statement of Cash Flows.

Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or distribute to stockholders. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only as a supplement. Users of our financial statements are cautioned not to place undue reliance on Adjusted EBITDA.

The following table provides a reconciliation of our net income before taxes to adjusted EBITDA (in thousands):

	For the nine months ended September 30,		For the twelve months ended December 31,
	2020	2019	2019	2018	2017
Net Income before taxes to Adjusted EBITDA Reconciliation
Net income before taxes	$347,064	$62,521	$77,579	$47,531	$54,879
Adjustments for:
Change in fair value of loans and securities held for investment due to assumption changes(1)	53,907	17,912	19,985	(10,455)	(23,268)
Interest expense on non-funding debt	3,514	2,126	2,908	1,359	834
Depreciation, amortization and other impairments	7,231	6,478	9,183	7,650	6,618
Other fair value adjustments on earnouts(2)	847	765	(1,804)	(1,525)	(1,397)
Share-based compensation	—	2,919	2,919	341	—
Change in fair value of minority investments(3)	—	(1,428)	(1,429)	(2,168)	—
Certain non-recurring costs(4)	12,425	10,373	15,073	17,264	2,228

Adjusted EBITDA	$424,988	$101,666	$124,414	$59,997	$39,894

(1)

Change in Fair Value of Loans and Securities Held for Investment due to Assumption Changes—This adjustment relates to the significant market or model input components of the mark-to-market adjustment for loans and securities which are held for investment, net of related liabilities. We include an adjustment for the significant market or model input components of the change in fair value because, while based on real observable and/or predicted changes in drivers of the valuation of assets, they may be mismatched in any given period with the actual change in the underlying economics or when they will be realized in actual cash flows. We do not record this change as a separate component in our financial records, but have generated this information based on modeling and certain assumptions. Changes in Fair Value of Loans and Securities Held for Investment due to Assumption Changes includes mark-to-market adjustments for the following mortgage servicing rights, loans held for investment, and related liabilities:

1.	Reverse mortgage loans held for investment, subject to HMBS related obligations, at fair value;
2.	Mortgage loans held for investment, subject to nonrecourse debt, at fair value;
3.	Mortgage loans held for investment, at fair value;
4.	Debt Securities;
5.	Mortgage servicing rights, at fair value;
6.	HMBS related obligations, at fair value; and
7.	Nonrecourse debt, at fair value.

The adjustment for changes in fair value of loans and securities held for investment due to assumption changes is calculated based on the total fair value mark-to-market associated with the above assets and liabilities calculated in accordance with GAAP, excluding the period-to-date estimated impact of the change in fair value attributable to current period additions and the change in fair value attributable to portfolio run-off, net of hedge gains and losses and any securitization expenses incurred in securitizing our mortgage loans held for investment, subject to nonrecourse debt. This adjustment represents changes in accounting estimates that are measured in accordance with US GAAP. Actual results may differ from those estimates and assumptions due to factors such as changes in the economy, interest rates, secondary market pricing, prepayment assumptions, home prices or discrete events affecting specific borrowers, and such differences could be material. Accordingly, this number should be understood as an estimate and the actual adjustment could vary if our modeling is incorrect.

(2)	Fair Value Adjustments on Earnouts—We are obligated to pay contingent consideration to sellers of acquired businesses based on future loan originations and profits. Change in fair value of earnouts represents impacts to revenue or expense due to changes in the estimated fair value of expected payouts as a result of changes in various assumptions, including future loan origination volumes, projected earnings and discount rates.
(3)

Change in Fair Value of Minority Investments—The adjustment to minority equity investments and debt investments is based on the change in fair value, which is a non-cash item that management believes should be excluded when discussing our ongoing and future operations. Although the change in fair value of minority equity investments and debt investments is a recurring part of our business, we believe the adjustment is appropriate as the fair value fluctuations from period to period make it difficult to analyze core-operating trends.

(4)

Certain Non-Recurring Costs—This adjustment relates to various one-time expenses and adjustments that management believes should be excluded as they do not relate to a recurring part of the core business operations. These items include certain one-time charges including estimated settlements for legal and regulatory matters, acquisition related expenses and other one-time charges.

BALANCE SHEET ANALYSIS

Changes in Total Assets for the period September 30, 2020 and December 31, 2019

	September 30, 2020	December 31, 2019	$ Change	% Change
	(in thousands)
Cash and cash equivalents	$205,444	$118,083	$87,361	74.0%
Reverse mortgage loans held for investment, subject to HMBS related obligations, at fair value	9,811,263	9,480,504	330,759	3.5%
Mortgage loans held for investment, subject to nonrecourse debt, at fair value	5,180,911	3,511,212	1,669,699	47.6%
Mortgage loans held for investment, at fair value	984,475	1,414,073	(429,598)	(30.4)%
Mortgage loans held for sale, at fair value	1,893,555	1,251,574	641,981	51.3%
Debt Securities, at fair value	13,368	114,701	(101,333)	(88.3)%
Mortgage servicing rights, at fair value	100,539	2,600	97,939	3766.9%
Other assets	832,460	691,354	141,106	20.4%

Total Assets	$19,022,015	$16,584,101	$2,437,914	14.7%

Total assets as of September 30, 2020 increased $2,437.9 million or 14.7% compared with December 31, 2019 primarily due to the increase in outstanding loans as a result of an increase in loan originations and retention of certain originated loans held for investment.

•

Reverse mortgage loans held for investment, subject to HMBS obligations, increased $330.8 million, principally attributable to $1,443.3 million in securitizations and $278.3 million in accreted capitalized interest, offset by $611.8 million in HECM buyouts and $757.6 million in repayments/payoffs.

•

Mortgage loans held for investment, subject to nonrecourse debt, increased $1,669.7 million as a result of securitization activity exceeding payoffs, amortization, and redemptions during the period. In 2020 we executed eight securitizations with an aggregate UPB of approximately $2.7 billion, offset by approximately $1.0 billion in payoffs, amortization and redemptions.

•	Mortgage loans held for sale increased $642.0 million primarily due to our higher forward mortgage loan originations.

•	Debt securities increased $97.9 million as a result of our shift in strategy to retain MSRs on our forward mortgage loan originations beginning in March 2020.

Changes in Total Assets for the period December 31, 2019 and December 31, 2018

	December 31, 2019	December 31, 2018	$ Change	% Change
	(in thousands)
Cash and cash equivalents	$118,083	$91,875	$26,208	28.5%
Reverse mortgage loans held for investment, subject to HMBS related obligations, at fair value	9,480,504	9,615,846	(135,342)	(1.4)%
Mortgage loans held for investment, subject to nonrecourse debt, at fair value	3,511,212	1,560,867	1,950,345	125.0%
Mortgage loans held for investment, at fair value	1,414,073	1,230,233	183,840	14.9%
Mortgage loans held for sale, at fair value	1,251,574	726,500	525,074	72.3%
Debt Securities, at fair value	114,701	8,168	106,533	1304.3%
Mortgage servicing rights, at fair value	2,600	3,376	(776)	(23.0)%
Other assets	691,354	489,243	202,111	41.3%

Total Assets	$16,584,101	$13,726,108	$2,857,993	20.8%

Total assets as of December 31, 2019 increased $2,858.0 million or 20.8% compared with December 31, 2018 primarily due to the increases in outstanding loans as a result of an increase in loan originations and retention of certain originated loans held for investment.

•

Reverse mortgage loans held for investment, subject to nonrecourse debt, increased $1,950.3 million as a result of increased securitization exceeding payoffs, amortization, and redemptions during the period. Additionally, the increase is partially attributable to the retention of certain originated loans held for investment. In 2019 we executed seven securitizations with an aggregate UPB of approximately $2.5 billion, offset by approximately $0.5 billion in payoffs, amortization and redemptions.

•	Mortgage loans held for sale increased $525.1 million primarily due to our higher forward mortgage loan originations.

•	Debt securities increased $106.5 million. In 2019, we purchased approximately $120.6 million in mortgage backed securities for investment purposes.

Changes in Liabilities and Members Equity for the period September 30, 2020 and December 31, 2019

	September 30, 2020	December 31, 2019	$ Change	% Change
	(in thousands)
HMBS related obligations, at fair value	$9,662,342	$9,320,209	$342,133	3.7%
Nonrecourse debt, at fair value	5,064,323	3,490,196	1,574,127	45.1%
Other financing lines of credit	2,924,269	2,749,413	174,856	6.4%
Payables and accrued liabilities	356,929	326,176	30,753	9.4%
Notes payable	145	27,313	(27,168)	(99.5)%

Total Liabilities	18,008,008	15,913,307	2,094,701	13.2%
CRNCI	165,022	187,981	(22,959)	(12.2)%
Total Members Equity	848,985	482,813	366,172	75.8%

Total Liabilities, CRNCI and Members Equity	$19,022,015	$16,584,101	$2,437,914	14.7%

Total liabilities, CRNCI and members equity as of September 30, 2020 increased $2,437.9 million or 14.7% compared with December 31, 2019 primarily due to the increase in outstanding nonrecourse debt and earnings.

•

Nonrecourse debt increased $1,574.1 million as a result of securitization activity during the period. In 2020 we executed eight securitizations and issued $2.7 billion in nonrecourse notes. Additionally, the increase is partially attributable to the retention of certain originated loans held for investment, offset by approximately $1.1 billion in payoffs, amortization and redemptions.

•	Total members equity increased $366.2 million as a result of earnings during the period.

•

CRNCI decreased by $23.0 million or 12.2% as a result of higher losses experienced by our FACo subsidiary as a result of the temporary deferment of commercial production in response to the COVID-19 outbreak and related impact to capital markets experienced in mid-March to May 2020. See Note 2, Summary of Significant Accounting Policies, and Note 30, Changes in Contingently Redeemable Noncontrolling Interest, to the consolidated financial statements of FoA included elsewhere in this proxy statement/prospectus for additional information.

Changes in Liabilities and Members Equity for the period December 31, 2019 and December 31, 2018

	December 31, 2019	December 31, 2018	$ Change	% Change
	(in thousands)
HMBS related obligations, at fair value	$9,320,209	$9,438,791	$(118,582)	(1.3)%
Nonrecourse debt, at fair value	3,490,196	1,592,592	1,897,604	119.2%
Other financing lines of credit	2,749,413	1,789,867	959,546	53.6%
Payables and accrued liabilities	326,176	283,425	42,751	15.1%
Notes payable	27,313	27,817	(504)	(1.8)%

Total Liabilities	15,913,307	13,132,492	2,780,815	21.2%
CRNCI	187,981	166,274	21,707	13.1%
Total Members Equity	482,813	427,342	55,471	13.0%

Total Liabilities, CRNCI and Members Equity	$16,584,101	$13,726,108	$2,857,993	20.8%

Total liabilities, CRNCI and members equity as of December 31, 2019 increased $2,858.0 million or 20.8% compared with December 31, 2018 primarily due to an increase in outstanding nonrecourse debt, other financing lines of credit, and earnings.

•

Nonrecourse debt increased $1,897.6 million as a result of securitization activity during the period. In 2019 we executed seven securitizations and issued $2.5 billion in nonrecourse notes, offset by approximately $0.6 billion in payoffs, amortization and redemptions.

•	Other financing lines of credit increased $959.5 million due to our higher loan origination activity during the period.

•

CRNCI increased by $21.7 million or 13.1% as a result of earnings from by our FACo subsidiary. See Note 2, Summary of Significant Accounting Policies, and Note 30, Changes in Contingently Redeemable Noncontrolling Interest, to the consolidated financial statements of FoA included elsewhere in this proxy statement/prospectus for additional information.

Repurchase Reserves

Certain whole loan sale contracts include provisions requiring the Company to repurchase a loan if a borrower fails to make initial loan payments due to the acquirer or if the accompanying loan fails to meet customary representations and warranties made by the Company when the loans were sold. These representations and warranties are made to the loan purchasers about various characteristics of the loans, such as the manner of origination, the nature and extent of underwriting standards applied and the types of documentation being provided and typically are in place for the life of the loan. In the event of a breach of the representations and warranties, the Company may be required to either repurchase the loan or indemnify the purchaser for losses it sustains on the loan. In addition, an investor may request that the Company refund a portion of the premium paid on the sale of loans if a loan is prepaid within a certain amount of time from the date of sale. Although a breach of a representation and warranty may result in a repurchase demand at any time, we believe that most repurchase requests occur within the first five years of the origination of the loan. The Company records a provision for estimated repurchases and premium recapture on loans sold, which is charged to net origination gains. The current unpaid principal balance of loans sold by the Company represents the maximum potential exposure to repurchases related to representations and warranties. Reserve levels are a function of expected losses based on actual pending and expected claims, repurchase requests, historical experience, and loan sale volume. While the amount of repurchases and premium recapture is uncertain, the Company considers the liability to be appropriate. Repurchase reserves are included in payables and accrued liabilities in the Consolidated Statements of Financial Condition.

The activity on our repurchase reserves were as follows for the periods indicated (in thousands):

	For the nine months ended September 30, 2020	For the twelve months ended December 31, 2019	For the twelve months ended December 31, 2018
Repurchase reserves beginning of period	$3,118	$3,161	$4,791
Additions	14,258	5,435	778
Charge-offs	(11,992)	(5,478)	(2,408)

Repurchase reserves end of period	$5,384	$3,118	$3,161

The following table summarizes the changes in UPB related to unresolved repurchase and indemnification requests for the periods indicated (in thousands):

	For the nine months ended September 30, 2020	For the twelve months ended December 31, 2019	For the twelve months ended December 31, 2018
Beginning balance	$9,904	$3,659	$4,489
Open demands added	12,032	8,027	4,330
Repurchases and indemnifications	11,545	17,095	13,437
Claims initiated	70	124	588
Rescinded	(14,163)	(16,385)	(17,421)
Open demands in rebuttal stage	(2,067)	(2,616)	(1,764)

Ending balance	$17,321	$9,904	$3,659

The following table details our loan sales for the periods indicated (in thousands):

	For the nine months ended September 30, 2020		For the twelve months ended December 31, 2019		For the twelve months ended December 31, 2018
	$ amount	Count	$ amount	Count	$ amount	Count
Loan sales	$19,473,925	60,469	$14,852,586	48,503	$13,855,549	49,048

We increase the reserve by applying an estimated loss factor to the principal balance of loan sales. Secondarily, the reserve may be increased based on outstanding claims received.

Liquidity and Capital Resources

Impact of the Business Combination

After completion of the Business Combination, New Pubco will be a holding company and will have no material assets other than its direct and indirect ownership of FoA Units. New Pubco has no independent means of generating revenue. FoA intends to make distributions to its holders of FoA Units, including New Pubco and the Continuing Unitholders, in an amount sufficient to cover all applicable taxes at assumed tax rates, payments under the Tax Receivable Agreements and dividends, if any, declared by it. Deterioration in the financial condition, earnings or cash flow of FoA and its subsidiaries for any reason could limit or impair their ability to pay such distributions. Additionally, the terms of our financing arrangements, including financing lines of credit and senior notes, contain covenants that may restrict FoA and its subsidiaries from paying such distributions, subject to certain exceptions. In addition, our subsidiaries, FAM and FAR, are subject to various regulatory capital and minimum net worth requirements as a result of their mortgage origination and servicing activities. Further, FoA is generally prohibited under Delaware law from making a distribution to a member to the extent that, at the time of the distribution, after giving effect to the distribution, liabilities of FoA (with certain exceptions) exceed the fair value of its assets. Subsidiaries of FoA are generally subject to similar legal limitations on their ability to make distributions to FoA.

Our cash flows from operations, borrowing availability and overall liquidity are subject to risks and uncertainties. We may not be able to obtain additional liquidity on reasonable terms, or at all. Additionally, our liquidity and our ability to meet our obligations and to fund our capital requirements are dependent on our future financial performance, which is subject to general economic, financial, and other factors that are beyond our control. Accordingly, our business may not generate sufficient cash flow from operations and future borrowings may not be available from additional indebtedness or otherwise to meet our liquidity needs. Although we have no specific current plans to do so, if we decide to pursue one or more significant acquisitions, we may incur additional debt or sell additional equity to finance such acquisitions, which would result in additional expenses or dilution. See “Risk Factors.”

Tax Receivable Agreements

In connection with the Business Combination, New Pubco will enter into the Tax Receivable Agreements with certain of FoA’s existing owners that provides for the payment by New Pubco to such existing owners of 85% of the benefits, if any, that New Pubco is deemed to realize (calculated using certain assumptions) as a result of (i) tax basis adjustments that will increase the tax basis of the tangible and intangible assets of FoA as a result of sales or exchanges of FoA Units in connection with or after the Business Combination or distributions with respect to the FoA Units prior to or in connection with the Business Combination, (ii) New Pubco’s utilization of certain tax attributes attributable to the Blockers or the Blocker Shareholders, and (iii) certain other tax benefits related to entering into the Tax Receivable Agreements, including tax benefits attributable to payments under the Tax Receivable Agreements. These increases in tax basis generated over time may increase (for tax purposes) New Pubco’s depreciation and amortization deductions and, therefore, these adjustments and other tax attributes may reduce the amount of tax that New Pubco would otherwise be required to pay in the future, although the IRS may challenge all or part of the validity of that tax basis or other tax attributes, and a court could sustain such a challenge. The anticipated tax basis adjustments upon exchanges of FoA Units for shares of Class A Common Stock may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets. Actual tax benefits realized by New Pubco may differ from tax benefits calculated under the Tax Receivable Agreements as a result of the use of certain assumptions in the Tax Receivable Agreements, including the use of an assumed weighted-average state and local income tax rate to calculate tax benefits. The payment obligation under the Tax Receivable Agreements is an obligation of New Pubco and not of FoA. New Pubco expects to benefit from the remaining 15% of cash tax benefits, if any, it realizes from such tax benefits. For purposes of the Tax Receivable Agreements, the cash tax benefits will be computed by comparing the actual income tax liability of New Pubco (calculated using certain assumptions) to the amount of such taxes that New Pubco would have been required to pay had there been no tax basis adjustments of the assets of New Pubco as a result of sales or exchanges and no utilization of certain tax attributes attributable to the Blockers or Blocker Shareholders, and had New Pubco not entered into the Tax Receivable Agreements. The term of the Tax Receivable Agreements will continue until all such tax benefits have been utilized or expired, unless (i) New Pubco exercises its right to terminate the Tax Receivable Agreements for an amount based on the agreed payments remaining to be made under the Tax Receivable

Agreements, or (ii) New Pubco breaches any of its material obligations under the Tax Receivable Agreements or certain change of control events occur, in which case all obligations generally will be accelerated and due as if New Pubco had exercised its right to terminate the Tax Receivable Agreements. Estimating the amount of payments that may be made under the Tax Receivable Agreements is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The anticipated tax basis adjustments, as well as the amount and timing of any payments under the Tax Receivable Agreements, will vary depending upon a number of factors, including the timing of exchanges, the price of shares of our Class A Common Stock at the time of the exchange, the extent to which such exchanges are taxable, the amount of tax attributes, changes in tax rates and the amount and timing of our income.

The payments that New Pubco may make under the Tax Receivable Agreements are expected to be substantial. The payments under the Tax Receivable Agreements are not conditioned upon continued ownership of New Pubco or FoA by the Continuing Unitholders. “Certain Agreements Related to the Business Combination—Tax Receivable Agreements.”

We anticipate that New Pubco will account for the effects of these increases in tax basis and associated payments under the Tax Receivable Agreements arising from exchanges in connection with or after the Business Combination as follows:

•	New Pubco will record an increase in deferred tax assets for the estimated income tax effects of the increases in tax basis based on enacted federal and state tax rates at the date of the exchange;

•

to the extent we estimate that New Pubco will not realize the full benefit represented by the deferred tax asset, based on an analysis that will consider, among other things, our expectation of future earnings, New Pubco will reduce the deferred tax asset with a valuation allowance; and

•

New Pubco will record 85% of the estimated realizable tax benefit (which is the recorded deferred tax asset less any recorded valuation allowance) as an increase to the liability due under the Tax Receivable Agreements and the remaining 15% of the estimated realizable tax benefit as an increase to additional paid-in capital.

•

All of the effects of changes in any of New Pubco’s estimates after the date of the exchange will be included in net income. Similarly, the effect of subsequent changes in the enacted tax rates will be included in net income.

Sources and Uses of Cash

Our primary sources of funds for liquidity include: (i) payments received from sale or securitization of loans; (ii) payments from the liquidation or securitization of our outstanding participating interests in loans; and (iii) advance and warehouse facilities, other secured borrowings and the unsecured senior notes.

Our primary uses of funds for liquidity include: (i) funding of borrower advances and draws on outstanding loans; (ii) originations of loans; (iii) payment of operating expenses; (iv) repayment of borrowings and repurchases or redemptions of outstanding indebtedness, and (v) distributions to shareholders for the estimated taxes on pass-through taxable income.

Our cash flows from operating activities, as well as capacity through existing facilities, provide adequate resources to fund our anticipated ongoing cash requirements. We rely on these facilities to fund operating activities. As the facilities mature, we anticipate renewal of these facilities will be achieved. Future debt maturities will be funded with cash and cash equivalents, cash flow from operating activities and, if necessary, future access to capital markets. We continue to optimize the use of balance sheet cash to avoid unnecessary interest carrying costs.

Cash Flows

Our cash flows increased $131.1 million, $75.8 million, $143.4 million, $111.0 million, and $14.2 million for the nine months ended September 30, 2020, the nine months ended September 30, 2019, and for the years ended December 31, 2019, 2018 and 2017, respectively. The increase in cash flows for these periods was primarily driven by proceeds on our loan sales of mortgage loans held for sale, net of origination activity. These cash inflows were partially offset by payments on our outstanding HMBS liabilities, net of new HMBS issuances.

Operating Cash Flow

Net cash provided by (used in) operating activities totaled $(376.8) million, $(89.5) million, $101.1 million, $605.9 million and $260.2 million for the nine months ended September 30, 2020, the nine months ended September 30, 2019, and for the years ended December 31, 2019, 2018 and 2017, respectively.

The increase in cash used in our operating activities during the nine months ended September 30, 2020, compared to the nine months ended September 30, 2019, was primarily attributable to higher loan origination volumes on loans held for sale. We originated $20,256.7 million in forward origination loans held for sale during the period compared to $10,997.3 million in the prior period.

Our higher origination volumes were partially offset by an increase in proceeds in our sale of mortgage loans during the period. We originated $19,473.9 million in forward mortgage loans during the period compared to $10,213.9 million in the prior period.

The decrease in cash provided by our operating activities during the year ended December 31, 2019, compared to the year ended December 31, 2018, was primarily attributable to lower proceeds from the sale of originated mortgage loans during the period.

In addition, there were lower loan origination volumes on loans held for sale. In 2018, we classified originations of our non-agency reverse mortgage product as cash flows from operating activities based on our previous treatment of these loans. During the 2019 period, these cash flows have been reflected as cash outflows in investing activities.

The increase in cash provided by our operating activities during the year ended December 31, 2018, compared to the year ended December 31, 2017, was primarily attributable to an increase in proceeds in our sale of mortgage loans during the period.

Our increase in proceeds was offset by higher loan origination volumes on loans held for sale, primarily due to higher originations of our non-agency reverse mortgage loans during the 2018 period. We originated $1,104.3 million in non-agency reverse mortgage loans during the period compared to $126.5 million in the prior period.

Investing Cash Flow

Net cash used in investing activities totaled $995.2 million, $1,648.9 million, $2,025.6 million, $817.0 million and $977.9 million for the nine months ended September 30, 2020, the nine months ended September 30, 2019, and for the years ended December 31, 2019, 2018 and 2017, respectively.

The decrease in cash used in our investing activities during the nine months ended September 30, 2020, compared to the nine months ended September 30, 2019, was primarily attributable to higher draws on securitized commercial loans during the 2019 period compared to the 2020 period. In addition, there was an increase in payments received on loans subject to nonrecourse debt. These amounts were offset by higher loan origination volumes on loans held for investment, primarily for reverse mortgage loans. We originated

$2,404.6 million of reverse mortgage loans during the period compared to $2,178.9 million in the prior period. Reverse mortgage loans originated consist of initial reverse mortgage loan borrowing amounts, and additional participations and accretions of reverse mortgage loans, including subsequent borrower advances, mortgage insurance premiums, service fees and advances for which we are able to subsequently pool into a security.

The increase in cash used in our investing activities during the year ended December 31, 2019, compared to the year ended December 31, 2018, was primarily attributable to higher loan origination volumes on loans held for investment, primarily for reverse mortgage loans. We originated $2,487.2 million of reverse mortgage loans during the period compared to $1,881.8 million in the prior period. Reverse mortgage loans originated consist of initial reverse mortgage loan borrowing amounts, and additional participations and accretions of reverse mortgage loans, including subsequent borrower advances, mortgage insurance premiums, service fees and advances for which we are able to subsequently pool into a security. In 2018, we classified originations of our non-agency reverse mortgage product as cash flows from operating activities based on our previous treatment of these loans. During the 2019 period, these cash flows have been reflected as cash flows in investing activities. In 2019, we purchased approximately $128.8 million in mortgage backed securities for investment purposes. These amounts are partially offset by higher proceeds on loans held for investment due to higher liquidations from payoffs and claim receipts.

The decrease in cash used in our investing activities during the year ended December 31, 2018, compared to the year ended December 31, 2017, was primarily attributable to higher proceeds on loans held for investment due to higher liquidations from payoffs and claim receipts.

Financing Cash Flow

Net cash provided by financing activities totaled $1,503.1 million, $1,814.2 million, $2,067.9 million, $322.2 million and $731.9 million for the nine months ended September 30, 2020, the nine months ended September 30, 2019, and for the years ended December 31, 2019, 2018 and 2017.

The decrease in cash provided by our financing activities during the nine months ended September 30, 2020, compared to the nine months ended September 30, 2019, was primarily attributable to net proceeds from our financing lines of credit of $177.5 million compared to $1,081.5 million in the 2019 period. These amounts are offset by higher proceeds on issuance of nonrecourse debt. In 2020 we executed eight securitizations and issued $2.7 billion in nonrecourse notes compared to five securitizations with an issuance of $1.8 billion in nonrecourse debt in 2019.

The increase in cash provided by our financing activities during the year ended December 31, 2019, compared to the year ended December 31, 2018, was primarily attributable to higher proceeds on issuance of nonrecourse debt. In 2019 we executed seven securitizations and issued $2.5 billion in nonrecourse notes compared to four securitizations with an issuance of $1.4 billion in nonrecourse debt in 2018. In addition, we had higher net proceeds from our financing lines of credit of $959.5 million compared to net payments of $95.6 million in the 2018 period.

The decrease in cash provided by our financing activities during the year ended December 31, 2018, compared to the year ended December 31, 2017, was primarily attributable to higher net payments on our financing lines of credit of $95.6 million compared to net proceeds of $391.6 million in the 2017 period. In addition, we had lower proceeds on issuance of HMBS obligations due to our lower HECM origination volumes in the 2018 period. We originated $777.5 million in HECM reverse mortgage loans in 2018 compared to $1,471.0 million in 2017. These amounts were partially offset by increased proceeds on issuance of nonrecourse debt. In 2018 we executed four securitizations and issued $1,408.7 million in nonrecourse notes compared to one securitization with an issuance of $419.5 million in nonrecourse debt in 2017.

Financial Covenants

Our credit facilities contain various financial covenants, which primarily relate to required tangible net worth amounts, liquidity reserves, leverage ratio requirements, and profitability requirements. These covenants are measured at our operating subsidiaries. As of September 30, 2020, we were in compliance or received waivers for all of our required financial covenants.

Seller/Servicer Financial Requirements

We are also subject to net worth, capital ratio and liquidity requirements established by the FHFA for Fannie Mae and Freddie Mac Seller/Servicers, and Ginnie Mae for single family issuers. In both cases, these requirements apply to our operating subsidiaries, FAM and FAR, which are licensed sellers/servicers of the respective GSEs. As of September 30, 2020, we were in compliance with all of our seller/servicer financial requirements for FHFA and Ginnie Mae. For additional information see Note 36, Liquidity, and Note 26, Capital Requirements.

Minimum Net Worth

The minimum net worth requirement for Fannie Mae and Freddie Mac is defined as follows:

•	Base of $2.5 million plus 25 basis points of outstanding UPB for total loans serviced.

•	Tangible Net Worth comprises total equity less goodwill, intangible assets, affiliate receivables and certain pledged assets.

The minimum net worth requirement for Ginnie Mae is defined as follows:

•

The sum of (i) base of $2.5 million plus 35 basis points of the issuer’s total single-family effective outstanding obligations, and (ii) base of $5 million plus 1% of the total effective HMBS outstanding obligations.

•

Tangible Net Worth is defined as total equity less goodwill, intangible assets, affiliate receivables and certain pledged assets. Effective for fiscal year 2020, under the Ginnie Mae MBS Guide, the issuers will no longer be permitted to include deferred tax assets when computing the minimum net worth requirement.

Minimum Capital Ratio

•	In addition to the minimum net worth requirement, we are also required to hold a ratio of Tangible Net Worth to Total Assets (excluding HMBS securitizations) greater than 6%.

•	FAR received a permanent waiver for the minimum outstanding capital requirements from Ginnie Mae.

Minimum Liquidity

The minimum liquidity requirement for Fannie Mae and Freddie Mac is defined as follows:

•	3.5 basis points of total Agency Mortgage Servicing, plus

•	Incremental 200 basis points times the sum of the following:

•	The total UPB of nonperforming (90 or more days delinquent) Agency Mortgage Servicing that is not in forbearance, plus

•	The total UPB of nonperforming (90 or more days delinquent) Agency Mortgage Servicing that is in forbearance and which were delinquent at the time it entered forbearance, plus

•	30% of the UPB of nonperforming (90 or more days delinquent) Agency Mortgage Servicing that is in forbearance and which were current at the time it entered forbearance

•	This liquidity must only be maintained to the extent this sum exceeds 6% of the total Agency Mortgage Servicing UPB.

•

Allowable assets for liquidity may include: cash and cash equivalents (unrestricted), available for sale or held for trading investment grade securities (e.g., Agency MBS, Obligations of GSEs, US Treasury Obligations); and unused/available portion of committed servicing advance lines.

The minimum liquidity requirement for Ginnie Mae is defined as follows:

•	Maintain liquid assets equal to the greater of $1 million or 10 basis points of our outstanding single-family MBS.

•	Maintain liquid assets equal to at least 20% of our net worth requirement for HECM MBS.

Recent Developments

Our liquidity may be negatively impacted by the COVID-19 outbreak. We fund substantially all of our mortgage loan production through borrowings on our existing warehouse financing facilities or through securitizations. Given the adverse impact on financial markets, our ability to execute new securitizations or fund future production may experience uncertainty. Our liquidity may be further constrained if less demand by investors to acquire mortgage loans in the secondary market is impacted.

Summary of Certain Indebtedness

The following description is a summary of certain material provisions of our outstanding indebtedness. As of September 30, 2020, our debt obligations were approximately $17,651.1 million. This summary does not restate the terms of our outstanding indebtedness in its entirety, nor does it describe all of the material terms of our indebtedness.

Warehouse Lines of Credit

Forward mortgage facilities

As of September 30, 2020, our forward mortgage business had $2.6 billion in warehouse lines of credit with $1,710.3 million aggregate principal amount drawn through 11 funding facility arrangements with 11 active lenders. These facilities are generally structured as master repurchase agreements under which ownership of the related eligible loans is temporarily transferred to a lender or as participation arrangements pursuant to which the lender acquires a participation interest in the related eligible loans. The funds advanced to us are generally repaid using the proceeds from the sale or securitization of the loans to, or pursuant to, programs sponsored by Fannie Mae, Freddie Mac, and Ginnie Mae or to private secondary market investors, although prior payment may be required based on, among other things, certain breaches of representations and warranties or other events of default.

When we draw on these facilities, we generally must transfer and pledge eligible loans to the lender, and comply with various financial and other covenants. The facilities generally have one-year terms and expire at various times during 2020 and 2021. Under our facilities, we generally transfer the loans at an advance rate less than the principal balance or fair value of the loans (the “haircut”), which serves as the primary credit enhancement for the lender. Since the advances to us are generally for less than 100% of the principal balance of the loans, we are required to use working capital to fund the remaining portion of the principal balance of the loans. The amount of the advance that is provided under the various facilities ranges from 94% to 100% of the market value or principal balance of the loans. Upon expiration, management believes it will either renew its existing warehouse facilities or obtain sufficient additional lines of credit.

The following table presents additional information about our Forward Originations warehouse facilities as of September 30, 2020 (in thousands):

Forward Warehouse Facilities	Maturity Date	Interest Rate	Total Capacity	September 30, 2020
March 2021 $350M Facility	March 2021	LIBOR + applicable margin	$350,000	$197,730
August 2021 $300M Facility	August 2021	LIBOR + applicable margin	300,000	—
May 2021 $250M Facility	May 2021	LIBOR + applicable margin	250,000	223,304
December 2020 $250M Facility(1) (2)	December 2020	LIBOR + applicable margin	250,000	215,269
October 2020 $250M Facility(1)	October 2020	LIBOR + applicable margin	250,000	154,759
April 2021 $250M Facility(1) (2)	April 2021	LIBOR + applicable margin	250,000	126,076
March 2021 $200M Facility	March 2021	LIBOR + applicable margin	200,000	179,838
August 2021 $200M Facility	August 2021	LIBOR + applicable margin	200,000	165,867
November 2020 $150M Facility(1) (2)	November 2020	LIBOR + applicable margin	150,000	147,529
March 2021 $125M Facility	March 2021	LIBOR + applicable margin	125,000	119,455
March 2021 $125M Facility(2)	March 2021	LIBOR + applicable margin	125,000	87,340
July 2021 $100M Facility(1)	July 2021	LIBOR + applicable margin	100,000	93,150

Total forward warehouse facilities			$2,550,000	$1,710,317

(1)	See Note 30, Subsequent Events, in the Notes to Financial Statements for additional information on facility amendments.
(2)	Denotes uncommitted facilities.

Reverse mortgage facilities

As of September 30, 2020, our reverse mortgage business had $1.4 billion in warehouse lines of credit with $637.3 million aggregate principal amount drawn through six funding facility arrangements with six active lenders. These facilities are generally structured as master repurchase agreements under which ownership of the related eligible loans is temporarily transferred to a lender or as participation arrangements pursuant to which the lender acquires a participation interest in the related eligible loans. The funds advanced to us are generally repaid using the proceeds from the sale or securitization of the loans to, or pursuant to, programs sponsored by Ginnie Mae or private secondary market investors, although prior payment may be required based on, among other things, certain breaches of representations and warranties or other events of default.

When we draw on these warehouse lines of credit, we generally must transfer and pledge eligible loans, and comply with various financial and other covenants. The facilities generally have one-year terms and expire at various times during 2020 and 2021. Under our facilities, we generally transfer the loans at a haircut which serves as the primary credit enhancement for the lender. Since the advances to us are generally for less than the acquisition cost of the loans, we are required to use working capital to fund the remaining portion of the funding required for the loan. The amount of the advance that is provided under the various facilities ranges from 90 to 104% of the market value or principal balance of the loans. Upon expiration, management believes it will either renew its existing facilities or obtain sufficient additional lines of credit.

The following table presents additional information about our reverse mortgage warehouse facilities as of September 30, 2020 (in thousands):

Reverse Warehouse Facilities	Maturity Date	Interest Rate	Total Capacity	September 30, 2020
October 2020 $600M Facility(1)(2)	October 2020	LIBOR + applicable margin	$600,000	$356,938
April 2021 $250M Facility	April 2021	LIBOR + applicable margin	250,000	169,736
April 2021 $200M Facility(2)	April 2021	LIBOR + applicable margin	200,000	14,904
January 2021 $200M Facility	January 2021	LIBOR + applicable margin	200,000	12,493
June 2021 $75M Facility(1)	June 2021	LIBOR + applicable margin	75,000	62,261
August 2021 $50M Facility	August 2021	LIBOR + applicable margin	50,000	20,951

Total reverse warehouse facilities			$1,375,000	$637,283

(1)	Denotes uncommitted facilities.
(2)	See Note 30, Subsequent Events, in the Notes to Financial Statements for additional information on facility amendments.

Commercial loan facilities

As of September 30, 2020, our commercial lending business had $695.0 million in warehouse lines of credit with $181.5 million aggregate principal amount drawn through four funding facility arrangements with four active lenders. These facilities are either structured as master repurchase agreements under which ownership of the related eligible loans is temporarily transferred to a lender, as loan and security agreements pursuant to which the related eligible assets are pledged as collateral for the loan from the related lender or are collateralized by first lien loans or crop loans. The funds advanced to us are generally repaid using the proceeds from the sale or securitization of the loans to private secondary market investors, although prior payment may be required based on, among other things, certain breaches of representations and warranties or other events of default.

When we draw on these facilities, we must transfer and pledge eligible loan collateral, and comply with various financial and other covenants. The facilities generally have one-year terms and expire at various times during 2021. Under our facilities, we generally transfer the loans at a haircut, which serves as the primary credit enhancement for the lender. One of our warehouse lines of credit is also guaranteed by our wholly-owned subsidiary, Finance of America Holdings LLC, the parent holding company to the commercial lending business. Since the advances to us are generally for less than 100% of the principal balance of the loans, we are required to use working capital to fund the remaining portion of the principal balance of the loans. The amount of the advance that is provided under the various facilities generally ranges from 70% to 85% of the principal balance of the loans. Upon expiration, management believes it will either renew its existing facilities or obtain sufficient additional lines of credit.

The following table presents additional information about our commercial warehouse facilities as of September 30, 2020 (in thousands):

Commercial Warehouse Facilities	Maturity Date	Interest Rate	Total Capacity	September 30, 2020
December 2020 $200M Facility(3)	December 2020	LIBOR + applicable margin	$200,000	$—
September 2021 $150M Facility(1)(2)	September 2021	LIBOR + applicable margin	150,000	57,539
January 2021 $150M Facility	January 2021	LIBOR + applicable margin	150,000	33,893
April 2021 $145M Facility(1)	April 2021	LIBOR + applicable margin	145,000	68,845
November 2021 $50M Facility(1)	November 2021	LIBOR + applicable margin	50,000	21,201

Total commercial warehouse facilities			$695,000	$181,478

(1)	Denotes uncommitted facilities.
(2)

We have the option to request an increase in the size of the September 2021 $75M Facility in $25 million increments up to a total of $150 million. In September 2020, we requested one such option to upsize to $100 million which was approved by the related lender.

(3)	See Note 30, Subsequent Events, in the Notes to Financial Statements for additional information on facility amendments.

General

With respect to each of our warehouse facilities, we pay certain up-front and/or ongoing fees which can be based on our utilization of the facility. In some instances, loans held by a lender for a contractual period exceeding 45 to 60 calendar days after we originate such loans are subject to additional fees and interest rates.

Certain of our warehouse facilities contain sub-limits for “wet” loans, which allow us to finance loans for a minimal period of time prior to delivery of the note collateral to the lender. “Wet” loans are loans for which the collateral custodian has not yet received the related loan documentation. “Dry” loans are loans for which all the sale documentation has been completed at the time of funding. Wet loans are held by a lender for a contractual period, typically between five and ten business days and are subject to a reduction in the advance amount.

Interest is generally payable at the time the loan is settled off the line or monthly in arrears and principal is payable upon receipt of loan sale proceeds or transfer of a loan to another line of credit. The facilities may also require the outstanding principal to be repaid if a loan remains on the line longer than a contractual period of time, which ranges from 45 to 365 calendar days.

Interest on our warehouse facilities vary by facility and may depend on the type of asset that is being financed. Interest is based on an applicable margin over LIBOR or the prime rate as illustrated in the tables in this section above.

Loans financed under certain of our warehouse facilities are subject to changes in market valuation and margin calls. The market value of our loans depends on a variety of economic conditions, including interest rates and market demand for loans. Under certain facilities, if the market value of the underlying loans declines below the outstanding asset balance on such loans or if the unpaid principal balance of such loans falls below a threshold related to the repurchase price for such loans, we could be required to (i) repay cash in an amount that cures the margin deficit or (ii) supply additional eligible assets or rights as collateral for the underlying loans to compensate for the margin deficit. Certain warehouse facilities allow for the remittance of cash back to us if the value of the loan exceeds the principal balance.

Our warehouse facilities require each of our borrowing subsidiaries to comply with various customary operating and financial covenants, including, without limitation, the following tests:

•	minimum tangible or adjusted tangible net worth;

•	maximum leverage ratio of total liabilities (which may include off-balance sheet liabilities) or indebtedness to tangible or adjusted tangible net worth;

•	minimum liquidity or minimum liquid assets; and

•	minimum net income or pre-tax net income.

In the event we fail to comply with the covenants contained in any of our warehouse lines of credit, or otherwise were to default under the terms of such agreements, we may be restricted from paying dividends, reducing or retiring our equity interests, making investments or incurring more debt. As a result of market disruptions and fair value accounting adjustments taken in March 2020 resulting from the COVID-19 pandemic, our commercial loan origination subsidiary was in violation of its first, second and third quarter 2020 profitability covenants with two of its warehouse lenders. We received waivers of the covenant violations from both lenders as well as amendments to profitability covenants for the remaining quarter of 2020, but there is no assurance that lenders would provide waivers for any future covenant violations. As of September 30, 2020, we were in compliance with all other financial covenants. We were not be in compliance with the April 2021 $145 million commercial warehouse facility’s profitability covenant for the quarter ended September 30, 2020, and we have received a waiver from the lender in connection therewith effective as of September 30, 2020. We anticipate that we will be in compliance with all profitability covenants for the quarter ended December 31, 2020.

Other Secured Lines of Credits

As of September 30, 2020, our forward mortgage, reverse mortgage and commercial lending businesses collectively had $524.5 million in additional secured facilities with $375.2 million aggregate principal amount drawn through credit agreements or master repurchase agreements with eight active lenders. These facilities are secured by, among other things, eligible asset-backed securities, MSRs, and HECM tails. In certain instances, these assets are subject to existing first lien warehouse financing, in which case these facilities (i.e., mezzanine facilities) are secured by the equity in these assets exceeding first lien warehouse financing. One of our facilities was with Blackstone Residential Operating Partnership LP, an affiliate of our sponsor, Blackstone, as lender. These facilities are generally structured as master repurchase agreements under which ownership of the related eligible assets are temporarily transferred to a lender. The funds advanced to us are generally repaid using the proceeds from the sale or securitization of the underlying assets or distribution from underlying securities, although prior payment may be required based on, among other things, certain breaches of representations and warranties or other events of default.

When we draw on these facilities, we generally must transfer and pledge eligible assets to the lender, and comply with various financial and other covenants. Under our facilities, we generally transfer the assets at a haircut which serves as the primary credit enhancement for the lender. Three of these facilities are guaranteed by our wholly-owned subsidiary, Finance of America Holdings LLC, the parent holding company to the mortgage, reverse mortgage and commercial lending businesses, and one of these also benefits from a pledge of equity of our wholly-owned reverse mortgage business, FAR. Upon expiration, management believes it will either renew these facilities or obtain sufficient additional lines of credit.

The following table presents additional information about our other secured lines of credit for our mortgage, reverse mortgage and commercial mortgage segments as of September 30, 2020 (in thousands):

Other secured lines of credit	Maturity Date	Interest Rate	Total Capacity	September 30, 2020
$200M Repo Facility(2)	N/A	Bond accrual rate + applicable margin	$200,000	$149,709
April 2022 $90M Facility(1)(2)	April 2022	9.00%	90,000	36,681
April 2022 $52.5M Facility(2)	April 2022	LIBOR + applicable margin	52,500	50,239
February 2021 $50M Facility - MSR(2)	February 2021	Prime + applicable margin; 5.00% floor	50,000	50,000
April 2021 $50M Facility(2)	April 2021	Prime + applicable margin; 6.00% floor	50,000	40,510
August 2021 $45M Facility(2)	August 2021	10%	45,000	16,775
May 2021 $18.6M Facility(2)	May 2021	12%	18,623	12,881
$11M Securities Repo Line(1) (2)	N/A	Distributed Bond Interest + 50 bps	10,410	10,410
$8.0M Repo Facility(2)	N/A	LIBOR + applicable margin	7,986	7,986

Total other secured lines of credit			$524,519	$375,191

(1)	See Note 30, Subsequent Events, in the Notes to Financial Statements for additional information on facility amendments.
(2)	Denotes uncommitted facilities.

We pay certain up-front and ongoing fees based on our utilization with respect to many of these facilities. We pay commitment fees based upon the limit of the facility and unused fees are paid if utilization falls below a certain amount.

Interest is payable either at the time the loan or securities are settled off the line or monthly in arrears and principal is payable upon receipt of asset sale proceeds, principal distributions on the underlying pledged securities or transfer of assets to another line of credit and upon the maturity of the facility.

Under these facilities, we are generally required to comply with various customary operating and financial covenants. The financial covenants are similar to those under the warehouse lines of credit. We were in compliance with all of these covenants as of September 30, 2020.

Unsecured Line of Credit

As of September 30, 2020, we had a $20.0 million unsecured line of credit at Finance of America Holdings LLC with $20.0 million aggregate principal amount drawn, which is set to expire in June 2021. This unsecured line of credit is guaranteed by Finance of America Holdings LLC and by our wholly-owned subsidiary, Incenter LLC. Interest is payable monthly in arrears and principal is payable on June 14, 2021, or such earlier date on which the loan agreement is terminated. Interest is based on an applicable margin over LIBOR. This line was paid in full in November 2020 and terminated.

Under the unsecured line of credit, we are required to comply with various customary operating and financial covenants. The financial covenants are similar to those under the warehouse lines of credit. We were in compliance with all these covenants as of September 30, 2020.

HMBS related obligations

FAR is an approved issuer of HMBS, securities that are guaranteed by Ginnie Mae and collateralized by participation interests in HECMs insured by the FHA. We originate HECMs insured by the FHA. Participations in the HECMs are pooled into HMBS securities which are sold into the secondary market with servicing rights retained. We have determined that loan transfers in the HMBS program do not meet the accounting definition of a participating interest because of the servicing requirements in the product that require the issuer/servicer to absorb some level of interest rate risk, cash flow timing risk and incidental credit risk due to the buyout of HECM assets as discussed below. As a result, the transfers of the HECMs do not qualify for sale accounting, and we, therefore, account for these transfers as financings. Holders of participating interests in the HMBS have no recourse against assets other than the underlying HECM loans, remittances, or collateral on those loans while they are in the securitization pools, except for standard representations and warranties and our contractual obligation to service the HECMs and the HMBS.

Remittances received on the reverse loans, if any, and proceeds received from the sale of real estate owned and our funds used to repurchase reverse loans are used to reduce the HMBS related obligations by making payments to the securitization pools, which then remit the payments to the beneficial interest holders of the HMBS. The maturity of the HMBS related obligations is directly affected by the liquidation of the reverse loans or liquidation of real estate owned and events of default as stipulated in the reverse loan agreements with borrowers. As an HMBS issuer, Finance of America Reverse LLC assumes certain obligations related to each security it issues. The most significant obligation is the requirement to purchase loans out of the Ginnie Mae securitization pools once they reach certain limits set at loan origination for the maximum unpaid principal balance allowed. Performing repurchased loans are generally conveyed to HUD and nonperforming repurchased loans are generally liquidated in accordance with program requirements.

As of September 30, 2020, we had HMBS-related borrowings of $9,662.3 million and HECMs pledged as collateral to the pools of $9,662.3 million, both carried at fair value.

Additionally, as the servicer of reverse loans, we are obligated to fund additional borrowing capacity primarily in the form of undrawn lines of credit on floating rate reverse loans. We rely upon our operating cash flows to fund these additional borrowings on a short-term basis prior to securitization. The additional borrowings are generally securitized within 30 days after funding. The obligation to fund these additional borrowings could have a significant impact on our liquidity.

Nonrecourse Debt

From time to time, we securitize and issue interests in pools of loans that are not eligible for the Ginnie Mae securitization program. These include reverse mortgage loans that were previously repurchased out of an HMBS pool (“HECM Buyouts”), fix & flip securitized loans, and non FHA-insured non-agency reverse mortgages (“non-agency reverse mortgages-Securitized”). The transactions provide investors with the ability to invest in these pools of assets. The transactions provide us with access to liquidity for these assets, ongoing servicing fees, and potential residual returns for the residual securities we retain at the time of securitization. The transactions are structured as secured borrowings with the loan assets and liabilities, respectively, included in our Consolidated Statements of Financial Condition as mortgage loans held for investment, subject to nonrecourse debt, at fair value, and nonrecourse debt, at fair value. As of September 30, 2020, we had nonrecourse debt-related borrowings of $5,064.3 million.

Senior Unsecured Notes

On November 5, 2020, Finance of America Funding LLC issued $350.0 million aggregate principal amount of senior unsecured notes due November 15, 2025. The senior unsecured notes bear interest at a rate of 7.875% per year, payable semi-annually in arrears on May 15 and November 15 beginning on May 15, 2021. The 7.875% senior unsecured notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by FoA and each of FoA’s material existing and future wholly-owned domestic subsidiaries (other than Finance of America Funding LLC and subsidiaries that cannot guarantee the notes for tax, contractual or regulatory reasons).

At any time prior to November 15, 2022, Finance of America Funding LLC may redeem some or all of the 7.875% senior unsecured notes at a redemption price equal to 100% of the principal amount thereof, plus the applicable premium as of the redemption date under the terms of the indenture and accrued and unpaid interest. The redemption price during each of the twelve-month periods following November 15, 2022, November 15, 2023 and at any time after November 15, 2024 is 103.938%, 101.969% and 100.000%, respectively, of the principal amount plus accrued and unpaid interest thereon. At any time prior to November 15, 2022, Finance of America Funding LLC may also redeem up to 40% of the aggregate principal amount of the notes at a redemption price equal to 107.875% of the aggregate principal amount of the senior unsecured notes redeemed, with an amount equal to or less than the net cash proceeds from certain equity offerings, plus accrued and unpaid interest.

Upon the occurrence of a change of control, the holders of the 7.875% senior unsecured notes will have the right to require Finance of America Funding LLC to make an offer to repurchase each holder’s 7.875% senior unsecured notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest. The consummation of the Business Combination will not result in a change of control for purposes of Finance of America Funding LLC’s 7.875% senior unsecured notes.

The 7.875% senior unsecured notes contain covenants limiting, among other things, Finance of America Funding LLC’s and its restricted subsidiaries’ ability to incur additional debt or issue certain preferred shares, incur liens, make certain distributions, investments and other restricted payments, engage in certain transactions with affiliates, and merge or consolidate or sell, transfer, lease or otherwise dispose of all or substantially all of Finance of America Funding LLC’s assets. These covenants are subject to important exceptions and qualifications (including any relevant exceptions for the Business Combination). Many of these covenants will cease to apply with respect to the 7.875% senior unsecured notes during any time that the 7.875% senior unsecured notes have investment grade ratings from either Moody’s Investors Service, Inc. or Fitch Ratings Inc. and no default with respect to the 7.875% senior unsecured notes has occurred and is continuing.

Approximately $300.0 million of the net proceeds of the senior unsecured notes offering are intended to fund a distribution to FoA’s owners, with which certain of FoA’s existing owners or their affiliated entities, including Blackstone and Brian L. Libman, FoA’s founder and chairman, purchased notes in the offering in an aggregate principal amount of $85.0 million, and the remaining net proceeds, after offering expenses, are being retained for growth and general corporate purposes. Mr. Libman also purchased an additional $50.0 million of senior unsecured notes.

MSR Fund

On December 3, 2020, we entered into a $200.0 million nonrevolving facility commitment with the Blackstone Investors and the BL Investors. Repayment of amounts drawn from the facility are repaid from operating cash flows, which are determined based on net cash flows from certain identified MSRs. As of December 7, 2020, we took an advance for $10.7 million against this commitment for the purchase of MSRs with a fair value of $10.7 million.

Contractual Obligations and Commitments

The following table provides a summary of obligations and commitments outstanding as of September 30, 2020 (in thousands). The information below does not give effect to the Business Combination or the use of proceeds therefrom.

	Total	Less than 1 year	1- 3 years	3 - 5 years	More than 5 years
Contractual cash obligations:
Warehouse lines of credit	$2,529,078	$2,529,078	$—	$—	$—
MSR line of credit	50,000	50,000	—	—	—
Other secured lines of credit	325,191	70,166	86,920	—	168,105
Unsecured line of credit	20,000	20,000	—	—	—
Nonrecourse debt	4,872,611	561,537	3,289,842	1,021,232	—
Notes Payable	145	145	—	—	—
Lease liabilities	59,866	6,225	41,414	9,820	2,407

Total	$7,856,891	$3,237,151	$3,418,176	$1,031,052	$170,512

In addition to the above contractual obligations, we have also been involved with several securitizations of HECM loans, which were structured as secured borrowings. These structures resulted in us carrying the securitized loans on our Consolidated Statements of Financial Condition and recognizing the asset-backed certificates acquired by third parties as HMBS obligations. The timing of the principal payments on this nonrecourse debt is dependent on the payments received on the underlying mortgage loans and liquidation of REO. The outstanding principal balance on our loans held for investment, subject to HMBS related obligations was $8,892.6 million as of September 30, 2020.

The payments that we may be required to make under the Tax Receivable Agreements that we will enter into in connection with the Business Combination may be significant and are not reflected in the contractual obligations tables set forth above. See footnote (o) to the Unaudited Pro Forma Combined Consolidated Balance Sheet as of September 30, 2020 in “Unaudited Pro Forma Combined Consolidated Financial Information” and “Certain Agreements Related to the Business Combination—Tax Receivable Agreements.”

Senior Unsecured Notes

On November 5, 2020, Finance of America Funding LLC issued $350.0 million aggregate principal amount of senior unsecured notes due November 15, 2025. The senior unsecured notes bear interest at a rate of 7.875% per year, payable semi-annually in arrears on May 15 and November 15 beginning on May 15, 2021. The 7.875% senior unsecured notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by FoA and each of FoA’s material existing and future wholly-owned domestic subsidiaries (other than Finance of America Funding LLC and subsidiaries that cannot guarantee the notes for tax, contractual or regulatory reasons).

Off Balance Sheet Arrangements

In the ordinary course of business, we may engage in certain activities that are not reflected on our Consolidated Statements of Financial Condition, generally referred to as off-balance sheet arrangements. These activities typically involve transactions with unconsolidated variable interest entities (“VIEs”).

For all VIEs in which we are involved, we assess whether we are the primary beneficiary of the VIE on an ongoing basis. In circumstances where we have both the power to direct the activities that most significantly impact the VIEs’ performance and the obligation to absorb losses or the right to receive the benefits of the VIE that could be significant, we would conclude that we are the primary beneficiary of the VIE, and would consolidate the VIE (also referred to as on-balance sheet). In situations where we are not deemed to be the primary beneficiary of the VIE, we do not consolidate the VIE and only recognize our interests in the VIE (also referred to as off-balance sheet).

We do not have any other off-balance sheet arrangements with unconsolidated entities or financial partnerships, including entities sometimes referred to as structured finance or special purpose entities that were established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes as of September 30, 2020.

CRITICAL ACCOUNTING POLICIES

Various elements of our accounting policies, by their nature, are inherently subject to estimation techniques, valuation assumptions and other subjective assessments. In particular, we have identified several policies that, due to the judgment, estimates and assumptions inherent in those policies, are critical to an understanding of our consolidated financial statements. These policies relate to fair value measurements, particularly those determined to be Level 3 as discussed in Note 5 in our annual audited consolidated financial statements. We believe that the judgment, estimates and assumptions used in the preparation of our consolidated financial statements are appropriate given the factual circumstances at the time. However, given the sensitivity of our consolidated financial statements to these critical accounting policies, the use of other judgments, estimates and assumptions could result in material differences in our results of operations or financial condition. Fair value measurements considered to be Level 3 representing estimated values based on significant unobservable inputs include (i) the valuation of loans held for investment, subject to HMBS related obligations, (ii) the valuation of loans held for investment, subject to nonrecourse debt, (iii) the valuation of loans held for investment, (iv) the valuation of HMBS related obligations, and (v) valuation of nonrecourse debt.

Fair Value Measurements

Reverse Mortgage Loans Held for Investment

We have elected to account for all outstanding reverse mortgage loans held for investment at fair value. Outstanding reverse mortgage loans held for investment include originated reverse mortgage loans that are expected to be sold or securitized in the secondary market, reverse mortgage loans that were previously securitized into either an HMBS or private securitization, or repurchased reverse loans out of Ginnie Mae securitization pools.

We have determined that HECM loans transferred under the current Ginnie Mae HMBS securitization program do not meet the requirements for sale accounting and are not derecognized upon date of transfer. The Ginnie Mae HMBS securitization program includes certain terms that do not meet the participating interest requirements and require or provide an option for the Company to reacquire the loans prior to maturity. Due to these terms, the transfer of the loans does not meet the requirements of sale accounting. As a result, the Company accounts for HECM loans transferred into HMBS securitizations as secured borrowings and continues to recognize the loans as held for investment, along with the corresponding liability for the HMBS related obligations.

As a jumbo reverse mortgage, non-agency reverse mortgage loans are designated for homeowners aged 62 or older with higher priced homes. The minimum home value is $500 thousand and the maximum loan amount is $4 million. Non-agency reverse mortgage loans are not insured by the FHA and will not be placed into a Ginnie Mae HMBS. However, the Company may transfer or pledge these assets as collateral for securitized nonrecourse debt obligations.

Reverse mortgage loans held for investment, also include claims receivable that have been submitted to HUD awaiting reimbursement. These amounts are recorded net of amounts the Company does not expect to recover through outstanding claims.

As an issuer of HMBS, we are required to repurchase reverse loans out of the Ginnie Mae securitization pools once the outstanding principal balance of the related HECM is equal to or greater than 98% of the Maximum Claim Amount (“MCA”) (referred to as unpoolable loans). Performing repurchased loans are conveyed to HUD and payment is received from HUD typically within 75 days of repurchase. Nonperforming repurchased loans are generally liquidated through foreclosure, subsequent sale of the real estate owned, and claim submissions to HUD.

We recognize reverse mortgage loans held for investment at fair value with all changes in fair value recorded as a charge or credit to net fair value gains on mortgage loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income. We estimate the fair value of these loans using a process that combines the use of a discounted cash flow model and analysis of current market data to arrive at an estimate of fair value. The cash flow assumptions and prepayment assumptions used in the model are based on various factors, with the key assumptions being prepayment, borrower mortality, borrower draw, home price appreciation, and discount rate assumptions.

Commercial Loans Held for Investment

We have elected to account for all outstanding commercial loans held for investment at fair value. Outstanding commercial loans include originated Fix & Flip loans, consisting of short-term loans for individual real estate investors, with terms ranging from 9-18 months for which we intend to hold to maturity.

We recognize commercial loans held for investment at fair value with all changes in fair value recorded as a charge or credit to net fair value gains on loans in the Consolidated Statements of Operations and Comprehensive Income. We estimate the fair value of these loans using a process that combines the use of a discounted cash flow model and analysis of current market data to arrive at an estimate of fair value. The cash flow assumptions used in the model are based on various factors, with the key assumptions being prepayment, default rate, and discount rate assumptions.

HMBS Obligations

We have elected to account for all outstanding HMBS obligations at fair value. The HMBS obligation considers the obligation to pass FHA insured cash flows through to the beneficial interest holders (repayment of the secured borrowings) of the HMBS securities and the servicer and issuer obligations of the Company.

As issuer and servicer of the HMBS security, we are required to perform various servicing activities, including processing borrower payments, maintaining borrower contact, facilitating borrower advances, generating borrower statements, and facilitating loss-mitigation strategies in an attempt to keep defaulted borrowers in their homes.

We recognize HMBS obligations at fair value with all changes in fair value recorded as a charge or credit to net fair value gains on loans in the Consolidated Statements of Operations and Comprehensive Income. We estimate the fair value of these loans using a process that combines the use of a discounted cash flow model and analysis of current market data to arrive at an estimate of fair value. The cash flow assumptions and prepayment assumptions used in the model are based on various factors, with the key assumptions being prepayment, borrower mortality, and discount rate assumptions.

Nonrecourse Debt

We have elected to account for all outstanding nonrecourse debt at fair value. We issued nonrecourse debt securities secured by loans made to real estate investors, which provides the Company with access to liquidity for the loans and ongoing management fees. The principal and interest on the outstanding certificates are paid using the cash flows from the underlying securitized loans, which serve as collateral for the debt.

We recognize our outstanding nonrecourse debt at fair value with all changes in fair value recorded as a charge or credit to net fair value gains on loans in the Consolidated Statements of Operations and Comprehensive Income. We estimate the fair value of these loans using a process that combines the use of a discounted cash flow model and analysis of current market data to arrive at an estimate of fair value. The cash flow assumptions and prepayment assumptions used in the model are based on various factors, with the key assumptions being prepayment, borrower mortality, and discount rate assumptions.

We use various internal financial models that use market participant data to value these loans. These models are complex and use asset specific collateral data and market inputs for interest and discount rates. In addition, the modeling requirements of loans are complex because of the high number of variables that drive cash flows associated with the loans. Even if the general accuracy of our valuation models is validated, valuations are highly dependent upon the reasonableness of our assumptions and the predictability of the relationships that drive the results of the models. On a quarterly basis, we obtain external market valuations from independent third party valuation experts in order to validate the reasonableness of our internal valuation.

Business Combinations and Goodwill

Acquisitions that qualify as a business combination are accounted for using the acquisition method of accounting. The fair value of consideration transferred for an acquisition is allocated to the assets acquired and liabilities assumed based on their fair value as of the acquisition date. Goodwill is recorded as the difference, if any, between the aggregate consideration paid for an acquisition and the fair value of the net tangible and identified intangible assets acquired under a business combination.

Under the acquisition method of accounting, we complete valuation procedures for an acquisition to determine the fair value of the assets acquired and liabilities assumed. These valuation procedures require management to make assumptions and apply significant judgment to estimate the fair value of the assets acquired and liabilities assumed. If the estimates or assumptions used should significantly change, the resulting differences could materially affect the fair value of net assets. We estimate the fair value of the intangible assets acquired generally through a combination of a discounted cash flow analysis (the income approach) and an analysis of comparable market transactions (the market approach). For the income approach, we base the inputs and assumptions used to develop these estimates on a market participant perspective which include estimates of projected revenue, discount rates, economic lives and income tax rates, among others, all of which require significant management judgment. For the market approach, we apply judgment to identify the most comparable market transactions to the transaction. Finite lived intangible assets, which are primarily comprised of customer relationships and technology, are amortized over their estimated useful lives using the straight-line method, or on a basis more representative of the time pattern over which the benefit is derived, and are assessed for impairment whenever events or changes in circumstances indicate the carrying value of the asset may not be recoverable.

Goodwill is not amortized, but is reviewed for impairment annually as of October 1st and monitored for interim triggering events on an ongoing basis. Goodwill is reviewed for impairment utilizing either a qualitative assessment or a quantitative goodwill impairment test. If we choose to perform a qualitative assessment and determines the fair value more likely than not exceeds the carrying value, no further evaluation is necessary. For reporting units where we perform the quantitative goodwill impairment test, we compare the fair value of each reporting unit, which we primarily determine using an income approach based on the present value of discounted cash flows, to the respective carrying value, which includes goodwill. If the fair value of the reporting unit exceeds its carrying value, the goodwill is not considered impaired. If the carrying value is higher than the fair value, the difference would be recognized as an impairment loss.

New Accounting Pronouncements

Refer to note 2 to the FoA consolidated financial statements appearing elsewhere in this proxy statement/prospectus for a summary of recently adopted and recently issued accounting standards and their related effects or anticipated effects on our Consolidated Statements of Operations and Comprehensive Income and Consolidated Statements of Financial Condition.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Our principal market risk is to interest rate risk, primarily to changes in long-term Treasury rates and mortgage interest rates due to their impact on mortgage-related assets and commitments. Changes in short-term interest rates will also have an impact on our warehouse financing lines of credit.

Interest Rate Risk

Changes in interest rates will impact our operating segments as follows:

Portfolio Management

•

an increase in interest rates could generate an increase in delinquency, default and foreclosure rates resulting in an increase in both higher servicing costs and interest expense on our outstanding debt.

•	an increase in interest rates and market spreads may cause a reduction in the fair value of our long-term assets.

•	a decrease in interest rates may generally increase prepayment speeds of our long-term assets which would lead a reduction in the fair value of our long-term assets.

Originations (Forward, Reverse and Commercial)

•	an increase in prevailing interest rates could adversely affect our loan origination volume as refinancing activity will be less attractive to existing borrowers.

•	an increase in interest rates will lead to a higher cost of funds on our outstanding warehouse lines of credit.

Lender Services

•

an increase in interest rates will lead to lower origination volumes which would negatively impact the amount of title and insurance clients we are able to service and the number of title policies that we are able to underwrite.

•	lower origination volumes from an increase in interest rates may lead to a reduction in our fulfillment services as we process fewer loans for our clients.

•	an increase in interest rates may lead to fewer student loan applications that we are asked to process for our clients.

We actively manage the risk profile of IRLCs and loans held for sale on a daily basis and enter into forward sales of MBS in an amount equal to IRLCs expected to close assuming no change in mortgage interest rates.

Earnings on our held for investment assets depend largely on our interest rate spread, represented by the relationship between the yield on our interest-earning assets, primarily securitized assets, and the cost of our interest-bearing liabilities, primarily securitized borrowings. Interest rate spreads are impacted by several factors, including forward interest rates, general economic factors, and the quality of the loans in our portfolio.

Consumer Credit Risk

We are exposed to credit risk in the event that certain of our borrowers are unable to pay their outstanding mortgage balances. We manage this credit risk by actively managing delinquencies and defaults through our servicers. We provide servicing oversight of our servicers to ensure they perform loss mitigation, foreclosure and collection functions according to standard acceptable servicing practices and in accordance with our various pooling and servicing agreements. We estimate the fair values on our outstanding mortgage loans using a combination of historical loss frequency and loss experience.

We principally sell our forward mortgage loans on a nonrecourse basis. We provide representations and warranties to purchasers of the loans sold over the life of the loan. Whenever there is a breach of these representation and warranties we will be required to repurchase the loan or indemnify the purchaser, and any subsequent loss on the loan will be borne by us. If there is no breach of the representation and warranty provision, we have no obligation to indemnify or repurchase the investor against loss. The outstanding unpaid principal balance plus any premiums on the purchased loans represent the maximum potential exposure on outstanding representation and warranties that we are exposed to.

We estimate a reserve for losses on repurchased loans and indemnifications for future breaches of representation and warranties on any sold loans. This estimate is based on historical data on loan repurchase and indemnity activity, actual losses on repurchase loans and other factors.

Counterparty Credit Risk

We are exposed to counterparty credit risk in the event of nonperformance by counterparties to various agreements. We monitor the credit ratings of counterparties and do not anticipate material losses due to counterparty nonperformance.

Sensitivity Analysis

We utilize a sensitivity analysis to assess our market risk associated with changes in interest rates. This sensitivity analysis attempts to assess the potential impact to earnings based on hypothetical changes in interest rates.

The fair value of certain of our outstanding mortgage loans and related liabilities, MSRs, and certain investments are valued utilizing a discounted cash flow analysis. The primary assumptions we utilize in these models include prepayment speeds, market discount rates, and credit default rates.

Our total market risk is impacted by a variety of other factors including market spreads and the liquidity of the markets. There are certain limitations inherent in the sensitivity analysis presented, including the necessity to conduct the analysis based on a single point in time.

The sensitivities presented are hypothetical and should be evaluated with care. The effect on fair value of a 25 bps variation in assumptions generally cannot be determined because the relationship of the change in assumptions to the fair value may not be linear. Additionally, the impact of a variation in a particular assumption on the fair value is calculated while holding other assumptions constant. In reality, changes in one factor may lead to changes in other factors, which could impact the above hypothetical effects.

	September 30, 2020
	Down 25 bps	Up 25 bps
	(in thousands)
Increase (decrease) in assets
Reverse mortgage loans held for investment, subject to HMBS related obligations	$33,407	$(29,506)
Mortgage loans held for investment, subject to nonrecourse debt:
Reverse mortgage loans	69,967	(69,404)
Fix & flip mortgage loans	774	(772)
Mortgage loans held for investment:
Reverse mortgage loans	7,493	(7,884)
Fix & flip mortgage loans	133	(132)
Agricultural loans	167	(166)
Mortgage loans held for sale:
Residential mortgage loans	13,151	(27,387)
SRL	162	(162)
Portfolio	1,032	(1,007)
Mortgage servicing rights	(13,381)	12,872
Investments
Derivative assets:
Forward commitments and TBAs	82	(82)
Forward MBS	(3,277)	4,313
IRLCs	19,252	(40,091)

Total assets	$128,962	$(159,408)

Increase (decrease) in liabilities
HMBS related obligation	$30,474	$(26,605)
Nonrecourse debt	26,008	(25,790)
Derivative liabilities:
Forward MBS	27,707	(36,472)
Interest rate swaps and futures contracts	2,017	(2,017)

Total liabilities	$86,206	$(90,884)

CERTAIN FOA RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Unless the context otherwise requires, all references in this section to “we,” “us,” “our” or the “Company” refer to FoA and its consolidated subsidiaries prior to the consummation of the Business Combination.

Stockholders Agreement

In connection with the Business Combination, concurrently with the Closing, New Pubco and the Principal Stockholders will enter into the Stockholders Agreement. See “Certain Agreements Related to the Business Combination—Stockholders Agreement.”

Exchange Agreement

In connection with the Business Combination, concurrently with the Closing, New Pubco, FoA and the Continuing Unitholders will enter into the Exchange Agreement. See “Certain Agreements Related to the Business Combination—Exchange Agreement.”

Registration Rights Agreement

In connection with the Business Combination, concurrently with the Closing, New Pubco and the Principal Stockholders will enter into the Registration Rights Agreement. See “Certain Agreements Related to the Business Combination—Registration Rights Agreement.”

Tax Receivable Agreements

In connection with the Business Combination, concurrently with the Closing, New Pubco will enter into the Blackstone Tax Receivable Agreement with certain funds affiliated with Blackstone and the FoA Tax Receivable Agreement with certain other members of FoA. See “Certain Agreements Related to the Business Combination—Tax Receivable Agreement.”

FoA Amended and Restated Limited Liability Company Agreement

In connection with the Transaction, immediately prior to the Closing, FoA will adopt the A&R LLC Agreement. See “Certain Agreements Related to the Business Combination—Amended and Restated Limited Liability Company Agreement.”

Finance of America Commercial Holdings LLC

B2R, an affiliate of the Blackstone Investors, owns the CRNCI in Finance of America Commercial Holdings LLC, consisting of Class B Units representing a 25% economic interest in the entity, with our wholly owned subsidiary holding the remaining 75% interest. Notwithstanding the foregoing, the Class B Units are entitled to certain priority distributions of income until certain return hurdles have been achieved. The Class B Units may be redeemed at our option for a formulaic redemption price upon the occurrence of certain events. In connection with the closing of the Business Combination, FoA expects to cause Finance of America Holdings LLC to exercise its right under the FACo Holdings Agreement to purchase all of the Class B Units held by B2R for a purchase price of $202.0 million in satisfaction of the Hurdle Amount. As of September 30, 2020, the hypothetical liquidation at book value of the Class B Units was $165.0 million. See Note 2, Summary of Significant Accounting Policies, and Note 30, Changes in Contingently Redeemable Noncontrolling Interest, to the consolidated financial statements of FoA included elsewhere in this proxy statement/prospectus for additional information. Additionally, before the acquisition of our interest in 2017, we performed $0.2 million in services for the company, including loan processing, underwriting, and accounting and legal services.

In connection with the closing of the Business Combination, FoA expects to cause Finance of America Holdings LLC to exercise its right under the FACo Holdings Agreement to purchase all of the outstanding Class B Units held by B2R for a purchase price of $202.0 million in satisfaction of the applicable “hurdle amount” under the under the FACo Holdings Agreement.

Other Transactions

In June 2019, the Company executed two Revolving Working Capital Promissory Notes (the “BX-BL Promissory Notes”) with the Blackstone Investors (the “BX Note”) and a BL Investor (the “BL Note”). The BX-BL Promissory Notes were structured with simultaneous draw and paydown terms and secured by certain tangible assets of UFG. The BX-BL Promissory Notes accrued interest monthly at a rate of 10.0% per annum with maturity dates in June 2020. The BX Note was paid in full in June 2020. The Company extended the maturity of the BL Note to July 2020. The BL Note was paid in full in July 2020 in connection with its maturity.

We have entered into various commercial agreements with TORO Holdings Trust, Blackstone Residential Operating Partnership and related entities (collectively, “TORO”) that are portfolio companies of The Blackstone Group Inc. in the ordinary course of our business, including the following transactions:

•

We sold forward mortgage and commercial loans to TORO with aggregate unpaid principal balances of $85.8 million, $245.7 million and $93.4 million with realized gains of $2.9 million, $6.3 million and $2.5 million for the years ended 2019, 2018 and 2017, respectively.

•	We sold reverse mortgage loans to TORO in 2017 with a total unpaid principal balance of $69.6 million and a realized gain of $6.6 million.

•	We sold TORO bonds originated by B2R for an aggregate purchase price of $16.6 million in 2017.

•

Toro has acted as a mezzanine and warehouse lender for us since 2017. Our borrowings totaled $29.7 million, $49.9 million, $25.2 million and $34.3 million at September 30, 2020 and December 31, 2019, 2018 and 2017, respectively. We incurred related interest expense totaling $3.3 million, $3.1 million, $4.4 million, $3.8 million and $2.1 million for the nine months ended September 30, 2020 and 2019 and the years ended December 31, 2019, 2018 and 2017, respectively.

•	Incenter acted as REIT Advisor to manage certain assets of TORO, receiving revenues of $1.3 million and $0.3 million in 2018 and 2017, respectively.

•

In September 2020, we purchased securitized notes of $15.9 million and residual interest of $5.7 million from TORO in an optional redemption of a securitization of loans we had previously originated and sold to TORO in 2016 and 2017. As part of the optional redemption, we paid off notes with an outstanding principal balance of $122.7 million. The notes were paid off at par and the outstanding loans with unpaid principal balance in the amount of $116.0 million will be reflected as assets in our Consolidated Statements of Financial Condition.

We lease office space in Westport, Connecticut in a building that is owned by an entity affiliated with the BL Investors. We paid $0.1 million in aggregate rent and common areas maintenance charges under this lease agreement during each of the nine months ended September 30, 2020 and the year ended December 31, 2019.

On November 5, 2020, Finance of America Funding LLC issued $350.0 million aggregate principal amount of 7.875% senior unsecured notes due 2025. The 7.875% senior unsecured notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by FoA and each of FoA’s material existing and future wholly-owned domestic subsidiaries (other than Finance of America Funding LLC and subsidiaries that cannot guarantee the notes for tax, contractual or regulatory reasons). Approximately $300 million of the net proceeds of the senior unsecured notes offering is being used to fund a distribution to FoA’s owners, with which certain of FoA’s existing owners or their affiliated entities, including Blackstone and Brian L. Libman, FoA’s founder and chairman, purchased notes in the offering in an aggregate principal amount of $85 million, and the remaining net proceeds, after offering expenses, are being retained for growth and general corporate purposes. Mr. Libman also purchased an additional $50 million of senior unsecured notes.

New Pubco entered into the New Pubco PIPE Agreements with the BL Investors and the Blackstone Investors, pursuant to which the BL Investors agreed to purchase 1,380,247 shares of Class A Common Stock for a purchase price of $10.00 per share, totaling $13.8 million, and the Blackstone Investors agreed to purchase 2,919,753 shares of Class A Common Stock for a purchase price of $10.00 per share, totaling $29.2 million.

We entered into an agreement with Blackstone Securities Partners L.P., an affiliate of the Blackstone Investors, pursuant to which Blackstone Securities Partners L.P. will provide us with capital markets and financial advisory services in connection with the Business Combination for a fee of $750,000, payable upon the Closing.

On December 3, 2020, the Company entered into a $200.0 million nonrevolving facility commitment with the Blackstone Investors and the BL Investors. Repayment of amounts drawn from the facility are repaid from operating cash flows, which are determined based on net cash flows from certain identified MSRs. As of December 7, 2020, the Company took an advance for $10.7 million against this commitment for the purchase of MSRs with a fair value of $10.7 million.

We sold 595, 20, 49, 123 and zero commercial mortgages for aggregate purchase prices of $103.8 million, $37.2 million, $89.0 million, $186.3 million and $0 to Fidelity & Guaranty Life Insurance Company, an affiliate of the Blackstone Investors, in the ordinary course of business during the nine months ended September 30, 2020 and 2019 and the years ended December 31, 2019, 2018 and 2017, respectively.

The Blackstone Group Inc. and its affiliates have ownership interests in a broad range of companies. We have entered and may in the future enter into commercial transactions in the ordinary course of our business with some of these companies, including the sale of goods and services and the purchase of goods and services. None of these transactions or arrangements has been or is expected to be material to us.

Statement of Policy Regarding Transactions with Related Persons

Prior to the Closing, the New Pubco board of directors will adopt a written statement of policy regarding transactions with related persons, which New Pubco refers to as its “related person policy.” The New Pubco related person policy requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to New Pubco’s chief legal officer any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which New Pubco were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. New Pubco’s chief legal officer will then promptly communicate that information to its board of directors. No related person transaction entered into following the Closing will be executed without the approval or ratification of the New Pubco Board or a duly authorized committee of the New Pubco Board composed entirely of independent members of the New Pubco Board.

Indemnification of Directors and Officers

The Proposed Bylaws provide that New Pubco will indemnify its directors and officers to the fullest extent permitted by the DGCL. In addition, the Proposed Charter provides that New Pubco’s directors will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL.

There is no pending litigation or proceeding naming any of New Pubco’s directors or officers to which indemnification is being sought, and New Pubco not aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

INFORMATION ABOUT REPLAY

Overview

We are a blank check company incorporated as a Cayman Islands exempted company on November 6, 2018 for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this proxy statement/prospectus as our initial business combination. Following our initial business combination, our objective will be to implement or support the acquired business’ growth and operating strategies.

The registration statement on Form S-1 (File No. 333-230347) for our IPO was declared effective by the SEC on April 3, 2019. On April 8, 2019, we consummated our IPO of 28,750,000 Units (which includes 3,750,000 Units sold pursuant to the underwriters exercising their over-allotment option in full), with each Unit consisting of one Ordinary Share and one-half of one redeemable Warrant. Each Warrant entitles the holder to purchase one Ordinary Share, par value $0.0001 per share, at an exercise price of $11.50 per share. The Warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination, or earlier upon redemption or liquidation. The Units in our IPO were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $287,500,000.

Simultaneously with the consummation of the IPO, we consummated a private placement in which our Sponsor purchased an aggregate of 7,750,000 Private Placement Warrants at an exercise price of $1.00 per Private Placement Warrant, generating total gross proceeds of $7,750,000. Each Private Placement Warrant entitles the holder thereof to purchase one Ordinary Share at $11.50 per share.

In connection with the IPO, we incurred transaction costs of approximately $5.9 million, consisting of $5.25 million of underwriting fees and approximately $638,000 of other costs. In addition, the underwriters agreed to defer approximately $9.2 million in underwriting commissions, which amount will be payable upon consummation of our initial business combination, if consummated. A total of $287,500,000 from the net proceeds of the sale of the Units in the IPO and the Private Placement Warrants were placed in the Trust Account, with Continental Stock Transfer & Trust Company acting as trustee.

Initial Business Combination

Our initial business combination must occur with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (net of taxes payable and excluding the amount of any deferred underwriting discounts held in trust) at the time of our signing a definitive agreement in connection with our initial business combination. If our board of directors is not able to independently determine the fair market value of the target business or businesses, we will obtain an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority (“FINRA”), or a qualified independent accounting firm with respect to the satisfaction of such criteria. Our shareholders may not be provided with a copy of such opinion, nor will they be able to rely on such opinion.

Submission of Our Initial Business Combination to a Shareholder Vote

We are providing the Public Shareholders with redemption rights upon consummation of the Business Combination. Public Shareholders electing to exercise their redemption rights will be entitled to receive cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less taxes payable, provided that such shareholders follow the specific procedures for redemption set forth in this proxy statement/prospectus relating to the shareholder vote on the Business Combination. The Public Shareholders are not required to vote against the Business Combination in order to exercise their redemption rights. If the Business Combination is not completed, then Public Shareholders electing to exercise their redemption rights will not be entitled to receive such payments.

Our Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of any proposed business combination and to waive their redemption rights in connection with the Closing with respect to any Ordinary Shares they may hold, including the Founder Shares.

Permitted Purchases of Our Securities

Our Sponsor, directors, officers, advisors or their affiliates and the Sellers, Blocker, Blocker GP or their respective directors, officers, advisors or affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of the Business Combination. They will not make any such purchases when they are in possession of any material non-public information not disclosed to the sellers or if such purchases are prohibited by Regulation M under the Exchange Act. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights.

In the event that our Sponsor, directors, officers, advisors or their affiliates or the Sellers, Blocker, Blocker GP or their respective directors, officers, advisors or affiliates purchase shares in privately negotiated transactions from Public Shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules ever, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules.

The purpose of such purchases could be to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining shareholder approval of the Business Combination or to satisfy the minimum cash closing condition in the Transaction Agreement, where it appears that such requirement would otherwise not be met. This may result in the completion of the Business Combination that may not otherwise have been possible.

In addition, if such purchases are made, the public “float” of our Ordinary Shares and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Our Sponsor, directors, officers, advisors or their affiliates and the Sellers, Blocker, Blocker GP or their respective directors, officers, advisors or affiliates anticipate that they may identify the shareholders with whom our Sponsor, directors, officers or their affiliates may pursue privately negotiated purchases by either the shareholders contacting us directly or by our receipt of redemption requests submitted by shareholders following our mailing of proxy materials in connection with the Business Combination. To the extent that our Sponsor, directors, officers, advisors or their affiliates or the Sellers, Blocker, Blocker GP or their respective directors, officers, advisors or affiliates enter into a private purchase, they expect to identify and contact only potential selling shareholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against the Business Combination.

Redemption Rights for Public Shareholders

We will provide the Public Shareholders with the opportunity to redeem all or a portion of their Ordinary Shares (which shares would become Replay LLC Units in the Domestication, which would then convert into the right to receive shares of Class A Common Stock pursuant to the Replay Merger) upon the completion of the Business Combination at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Closing, including interest (which interest shall be net of taxes payable). As of September 30, 2020, the amount in the Trust Account was approximately $293.3 million, which is equal to approximately $10.20 per Public Share. Our Initial Shareholders have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to their Founder Shares and any Public Shares they may hold in connection with the completion of the Business Combination.

Limitation on Redemption Rights

Notwithstanding the foregoing, our Existing Organizational Documents provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares sold in our IPO, which we refer to as the “Excess Shares.” We believe this restriction will discourage shareholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights against a proposed initial business combination as a means to force us or our management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms. Absent this provision, a Public Shareholder holding more than an aggregate of 15% of the Public Shares could threaten to exercise its redemption rights if such holder’s shares are not purchased by us or our management at a premium to the then-current market price or on other undesirable terms. By limiting our shareholders’ ability to redeem no more than 15% of the shares sold in the IPO, we believe we will limit the ability of a small group of shareholders to unreasonably attempt to block our ability to complete our initial business combination, particularly in connection with an initial business combination (such as the Business Combination) with a target that requires as a closing condition that we have a minimum net worth or a certain amount of cash. However, we would not be restricting our shareholders’ ability to vote all of their shares (including Excess Shares) for or against our initial business combination.

Redemption of Public Shares and Liquidation if No Initial Business Combination

We will only have until the Outside Date to complete our initial business combination. If we have not completed an initial business combination by the Outside Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, wind up our affairs and subsequently dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Initial Shareholders have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete our initial business combination by the Outside Date. However, if the Initial Shareholders acquire Public Shares in or after the IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if we fail to complete our initial business combination by the Outside Date.

The Initial Shareholders have agreed, pursuant to a written agreement with us, that they will not propose any amendment to our Existing Organizational Documents (a) that would modify the substance or timing of our obligation to redeem 100% of the Public Shares if we do not complete our initial business combination by the Outside Date or (b), with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity, unless we provide Public Shareholders with the opportunity to redeem their Ordinary Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issues and outstanding Public Shares. However, we may not redeem the Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001 (so that we do not then become subject to the SEC’s “penny stock” rules).

Although we have sought and will continue to seek to have all vendors, service providers (other than our independent auditors), prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our Public Shareholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third-party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative.

Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason.

In the event that the proceeds in the Trust Account are reduced below the lesser of (1) $10.00 per Public Share or (2) such lesser amount per share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and our Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to our Public Shareholders may be reduced below $10.00 per share.

We have sought and will continue to seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than our independent auditors), prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account. Our Sponsor will also not be liable as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. In the event that we liquidate and it is subsequently determined that the reserve for claims and liabilities is insufficient, shareholders who received funds from our Trust Account could be liable for claims made by creditors.

If we file a winding up petition or a winding up petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable insolvency law, and may be included in our insolvency estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any insolvency claims deplete the Trust Account, we cannot assure you we will be able to return $10.00 per share to our Public Shareholders. Additionally, if we file an insolvency petition or a winding up petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or insolvency laws as a voidable performance. As a result, a bankruptcy court could seek to recover some or all amounts received by our shareholders. Furthermore, our board may be viewed as having breached its fiduciary duty to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying Public Shareholders from the Trust Account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

Our Public Shareholders will be entitled to receive funds from the Trust Account only in the event of the redemption of our Public Shares if we do not complete our initial business combination by the Outside Date or if they redeem their respective shares for cash upon the completion of the initial business combination. In no other circumstances will a shareholder have any right or interest of any kind to or in the Trust Account. In the event we seek shareholder approval in connection with our initial business combination, a shareholder’s voting in connection with our initial business combination alone will not result in a shareholder’s redeeming its shares to us for an applicable pro rata share of the Trust Account. Such shareholder must have also exercised its redemption rights described above.

Facilities

We currently maintain our principal executive offices at 767 Fifth Avenue, 46th Floor, New York, New York 10153.

Employees

We currently have three executive officers and do not intend to have any full-time employees prior to the completion of our initial business combination. Members of our management team are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time that any such person will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the current stage of the business combination process.

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Position
Edmond Safra	44	Founder and Co-Chief Executive Officer
Gregorio Werthein	37	Founder and Co-Chief Executive Officer
Gerardo Werthein	65	Founder and Advisory Board Member
Brendan Driscoll	47	Chief Financial Officer
Leonardo Madcur	50	Director
Ezra Cohen	33	Director
Daniel Marx	67	Independent Director
Mariano Bosch	51	Independent Director
Russell Colaco	48	Independent Director

Edmond Safra, our Co-Chief Executive Officer, founded and has served since 2007 as the President of EMS Capital LP, a New York-based investment manager with approximately $2.0 billion in assets under management as of June 30, 2020. Mr. Safra has also served, since 1999, as Vice President and director of M. Safra & Co., Inc., a multi-asset class investment management company that serves as the family office of the late Moise Y. Safra. He has extensive experience investing across various strategies, asset classes, sectors and geographies. He has been an active investor in the public and private markets for the past two decades. Mr. Safra graduated from Harvard University with an A.B. in History in 1998.

Gregorio Werthein, our Co-Chief Executive Officer, currently serves as the Alternate Director of La Estrella S.A. Seguros de Retiro. He previously served as a board member and an executive committee member of Transportadora de Gas del Sur SA (NYSE: TGS) (2016 to 2020), an Executive Managing Director of the Werthein group of companies (2012 to 2019), and also as a board member of GNNW S.A., Experta ART and Cachay S.A. Mr. Gregorio Werthein received an undergraduate degree in Economics from the University of Buenos Aires in 2008, an MBA from Columbia Business School in 2011 and participated in the Program for Leadership Development at Harvard Business School in 2017.

Gerardo Werthein, our Advisory Board Member, has been a principal and shareholder of the Werthein group of companies since 1990. Over the last three decades, Mr. Gerardo Werthein has played an instrumental role in the Werthein group of companies, executing more than fifty M&A and corporate finance transactions in Argentina. Mr. Gerardo Werthein has held a variety of leadership positions, including Vice Chairman of the board of directors of Telecom Argentina from 2003 to 2017, where he negotiated and completed a $3.3 billion debt refinancing, one of the largest private debt restructurings in Argentina’s history. Mr. Gerardo Werthein also acted as the CEO of Holding Caja de Ahorro y Seguro from 1994 to 2009. Over his tenure as CEO, the company increased its participation in the market to become the largest insurance group in Argentina. Mr. Gerardo Werthein received a Doctor of Veterinary Medicine degree from the University of Buenos Aires in 1980.

Brendan Driscoll, our Chief Financial Officer, has served since September 2017 as Chief Financial Officer of EMS Capital LP. From November 2012 to September 2017, Mr. Driscoll was at Wingspan Investment Management, a global long/short asset management firm, serving as the firm’s Chief Operating Officer and Chief Financial Officer. Immediately prior to joining Wingspan, Mr. Driscoll was the Chief Financial Officer of Normandy Hill Capital, a global distressed-debt and event-driven asset manager, and The Airlie Group, a credit-focused asset manager. Before Airlie, Mr. Driscoll spent several years as an Audit Manager at Goldstein Golub Kessler, LLP. Mr. Driscoll is a Certified Public Accountant in New York. He received a Bachelor of Business Administration in Accounting from Dowling College in 1998.

Leonardo Madcur, one of our directors, has over two decades of experience in Argentina’s private and public sectors. He has helped execute over $2.0 billion of M&A and corporate finance transactions and co-led Argentina’s $100 billion sovereign debt restructuring in 2005. Mr. Madcur currently serves on the board of directors of La Estrella S.A. Seguros de Retiro. From September 2017 to February 2020, he served on the board of directors of Centaurus Energy Inc. (f/k/a Madalena Energy Inc.). Previously, Mr. Madcur also served as Director of Corporate Development at the Werthein group of companies (2012 to 2019), and held senior leadership roles at Uno Medios/Grupo America, Integra Investment and Corporación América. In the public sector, Mr. Madcur served as the Secretary of Technical Coordination in Argentina’s Ministry of Economy, as the Regulator of Competition and Consumers and was a Former Member of the Board of the Central Bank of Argentina. Mr. Madcur received an undergraduate degree in Law from Belgrano University in 1992 and an MBA from IAE - Austral University in 1997.

Ezra Cohen, one of our directors, joined EMS Capital LP in June 2017 as an Investment Analyst. Previously, Mr. Cohen was an Associate from July 2013 to May 2015 and an Analyst from March 2010 to June 2013 in the investment banking division at Credit Suisse, where he was primarily responsible for providing a complete range of M&A, financial advisory, and capital raising services to companies throughout Latin America. Mr. Cohen received a Bachelor of Science in Economics, magna cum laude, from the Wharton School at the University of Pennsylvania in 2009 and an MBA from Harvard Business School in 2017.

Daniel Marx, one of our independent directors, has served since June 2009 as the Executive Director of Quantum Finanzas, a financial boutique based in Buenos Aires which has a strategic international alliance with Evercore Partners. Prior to joining Quantum Finanzas, Mr. Marx served as Manager in charge of the Corporate Department in Banco Río de la Plata, Director of the Central Bank of Argentina, Managing Director of Darby Overseas Investments, a private equity fund with interests in Latin America, Executive Director of Merchant Bankers Asociados and was responsible for the restructuring of Arbol Solo/Inversiones Unidas Group. Mr. Marx was Secretary of Finance of the Argentine Ministry of Economy from 2000 to 2001 and Chief Debt Negotiator from 1988 to 1993, in charge of the design and execution of sovereign debt restructuring, financing program and relationship with international financial institutions and private banks. He also organized the initial public offering of several major Argentine firms. Mr. Marx has served on the board of directors of Corporación América Airports S.A. since February 2019, Quantum Asset Management since May 2018, Central Urbana S.A. since April 2018 and Quantum Finanzas since June 2009. He has also served on the advisory board of AES Argentina. Previously, he served on the board of directors of Banorte (Mexico) and Interbank (Peru). Mr. Marx received an undergraduate degree in Economics from the University of Buenos Aires in 1974.

Mariano Bosch, one of our independent directors, co-founded and has served since 2002 as Chief Executive Officer of Adecoagro (NYSE: AGRO), a leading agricultural company based in South America, with presence in Argentina, Brazil and Uruguay. From 1995 to 2002, Mr. Bosch served as the founder and Chief Executive Officer of BLS Agribusiness, an agricultural consulting, technical management and administration company. Mr. Bosch currently serves on the board of directors of Adecoagro. He has over 20 years of experience in agribusiness development and agricultural production. He actively participates in organizations focused on promoting the use of best practices in the agribusiness sector. Mr. Bosch is also involved in organizations focused on business leadership like YPO, AEA and IDEA. He was awarded by Konex and Endeavor in the categories “Agribusiness Entrepreneurs” and “Businessman of the Year” in 2018 and 2019, respectively. Mr. Bosch received an undergraduate degree in Agricultural Engineering from the University of Buenos Aires in 1993.

Russell Colaco, one of our independent directors, has served as Head of Corporate Development for Campbell Soup Company since July 2020 as well as the Managing Partner of Aleutian Advisors, a consulting firm, since September 2017. From June 2016 to July 2017, Mr. Colaco served as the Chief Financial Officer of JBS Foods International, a global food company, and from November 2015 to May 2016, he served as the Head of Corporate Development. From May 2006 to September 2015, Mr. Colaco was a Managing Director in the investment banking division at Morgan Stanley. In that position, he advised leading global consumer and retail companies on strategic and corporate finance matters. Mr. Colaco received a Bachelor of Business Administration from Wilfrid Laurier University in 1995 and an MBA from the University of Chicago Booth School of Business in 2004.

Number and Terms of Office of Officers and Directors

Our board of directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a two-year term. The term of office of the first class of directors, consisting of Messrs. Marx and Bosch, will expire at our first annual meeting of shareholders. The term of office of the second class of directors, consisting of Messrs. Madcur, Cohen and Colaco, will expire at our second annual meeting of shareholders. We may not hold an annual meeting of shareholders until after we consummate our initial business combination (unless required by the NYSE). Subject to any other special rights applicable to the shareholders, any vacancies on our board of directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board of directors or by a majority of the holders of our Ordinary Shares.

Our officers are elected by our board of directors and serve at the discretion of our board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our Existing Organizational Documents as it deems appropriate. Our Existing Organizational Documents provide that our officers may consist of a chairman (or co-chairman), a vice chairman, one or more chief executive officers, presidents, a chief financial officer, a secretary, a treasurer, vice presidents, assistant vice presidents, assistant treasurers, assistant secretaries and such other offices as may be determined by our board of directors.

Executive Compensation

Commencing on April 4, 2019 through the earlier of consummation of our initial business combination and our liquidation, we will pay two of our independent directors, Messrs. Marx and Colaco, an annual fee of $25,000, each. Our Sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or any of their affiliates. No compensation will be paid to our executive officers and directors pursuant to the Business Combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other compensation from the combined company. All compensation will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our officers after the completion of our initial business combination will be determined by a compensation committee constituted solely by independent directors.

We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, and we do not believe that the ability of our management to remain with us after the consummation of our initial business combination should be a determining factor in our decision to proceed with any potential business combination.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Each of our audit committee, our compensation committee and our nominating and corporate governance committee is composed solely of independent directors. The charter of each committee is available on our website.

Audit Committee

Our audit committee consists of Messrs. Colaco (chairman), Marx and Bosch, each of whom is an independent director under the rules of the NYSE. Each member of the audit committee is financially literate and our board of directors has determined that Mr. Colaco qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•

assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence and (4) the performance of our internal audit function and independent auditors;

•	the appointment, compensation, retention, replacement and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•

meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Replay Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Our Audit Committee Charter is available on our corporate website. The information contained on or accessible through our corporate website or any other website that we may maintain is not incorporated by reference into this registration statement.

Compensation Committee

Our compensation committee consists of Messrs. Marx (chairman), Colaco and Bosch, each of whom is an independent director under the rules of the NYSE. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s (or Co-Chief Executive Officers’) compensation, evaluating our Chief Executive Officer’s (or Co-Chief Executive Officers’) performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer (or Co-Chief Executive Officers) based on such evaluation;

•

reviewing and making recommendations to our board of directors with respect to the compensation and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee Charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC. Our Compensation Committee Charter is available on our corporate website. The information contained on or accessible through our corporate website or any other website that we may maintain is not incorporated by reference into this registration statement.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Messrs. Bosch (chairman), Colaco and Marx, each of whom is an independent director under the rules of the NYSE. The nominating and corporate governance committee’s duties, which are specified in our Nominating and Corporate Governance Committee Charter, include, but are not limited to:

•

identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending to our board of directors candidates for nomination for election at the annual meeting of shareholders or to fill vacancies on our board of directors;

•	developing and recommending to our board of directors and overseeing implementation of our corporate governance guidelines;

•	coordinating and overseeing the annual self-evaluation of our board of directors, its committees, individual directors and management in the governance of the company; and

•	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The Nominating and Corporate Governance Committee Charter also provides that the nominating and corporate governance committee may, in their sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms. Our Nominating and Corporate Governance Committee Charter is available on our corporate website. The information contained on or accessible through our corporate website or any other website that we may maintain is not incorporated by reference into this report.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and the ability to represent the best interests of our shareholders.

Code of Ethics, Corporate Governance Guidelines and Committee Charters

We have adopted a Code of Ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. We have filed a copy of our Code of Ethics, our Audit Committee Charter, our Compensation Committee Charter and our Nominating and Corporate Governance Committee Charter as exhibits to our registration statement for our initial public offering. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of our Code of Ethics will be provided without charge upon request to us in writing at 767 Fifth Avenue, 46th Floor, New York, New York 10153 or by telephone at (212) 891-2700. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Our board of directors has also adopted Corporate Governance Guidelines in accordance with the corporate governance rules of the NYSE that serve as a flexible framework within which our board of directors and its committees operate. Copies of our Corporate Governance Guidelines, our Code of Ethics, our Audit Committee Charter, our Compensation Committee Charter and our Nominating and Corporate Governance Committee Charter are available on our corporate website. The information contained on or accessible through our corporate website or any other website that we may maintain is not incorporated by reference into this report.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% shareholders are required by regulation to furnish us with copies of all Section 16(a)

forms they file. Based solely on copies of such forms received, we believe that, during the year ended December 31, 2019, all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

Audit Fees

The firm of WithumSmith+Brown, PC (“Withum”), acts as our independent registered public accounting firm. The following is a summary of fees paid to Withum for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. For the year ended December 31, 2019, and for the period from November 6, 2018 (inception) through December 31, 2018, fees for our independent registered public accounting firm were $62,000 and $18,000, respectively, for the services Withum performed in connection with our initial public offering and the audit of our December 31, 2019 consolidated financial statements included in this report.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. For the year ended December 31, 2019, and for the period from November 6, 2018 (inception) through December 31, 2018, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of consolidated financial statements.

Tax Fees. We did not pay Withum for tax planning and tax advice for the year ended December 31, 2019, and for the period from November 6, 2018 (inception) to December 31, 2018.

All Other Fees. We did not pay Withum for other services for the year ended December 31, 2019, and for the period from November 6, 2018 (inception) to December 31, 2018.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team.

REPLAY MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with the financial statements and related notes of Replay included elsewhere in this proxy statement/prospectus. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” Replay and New Pubco assume no obligation to update any of these forward-looking statements. As used in this section, unless the context suggests otherwise, “we,” “us,” “our,” “the Company” or “Replay” refer to Replay Acquisition Corp.

Overview

We are a blank check company incorporated as a Cayman Islands exempted company on November 6, 2018 and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

The registration statement for our IPO was declared effective on April 3, 2019. On April 8, 2019, we consummated our IPO of 28,750,000 Units at an offering price of $10.00 per Unit, including the issuance of 3,750,000 Units as a result of the underwriters’ full exercise of their over-allotment option, generating gross proceeds of $287,500,000. Each Unit consists of one Ordinary Share, par value $0.0001 per share, and one-half of one Warrant, each whole Warrant entitling the holder thereof to purchase one Ordinary Share at a price of $11.50 per share, subject to adjustment. An aggregate of 2,500,000 Units were purchased by certain affiliates of our Sponsor in our IPO for gross proceeds of $25,000,000.

Simultaneously with the consummation of our IPO and the full over-allotment option, we consummated a private placement of 7,750,000 Private Placement Warrants to our Sponsor at a price of $1.00 per Private Placement Warrant, generating total proceeds of $7,750,000. Following our IPO and the private placement, and after deducting offering expenses, $287,500,000 (including $9,187,500 of deferred underwriting commissions) were placed in the Trust Account established for the benefit of our Public Shareholders.

If we are unable to complete an initial business combination by the Outside Date, we will (1) cease all operations except for the purpose of winding up, (2) as promptly as reasonably possible but not more than 10 business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, wind up our affairs and subsequently dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

On August 15, 2019, we received a written notice (the “Notice”) from the staff of NYSE Regulation indicating that we are not currently in compliance with Section 802.01B of the NYSE Listed Company Manual (the “Manual”), which requires us to maintain a minimum of 300 public shareholders on a continuous basis. Pursuant to the Notice, we were subject to the procedures set forth in Sections 801 and 802 of the Manual. We submitted a business plan that demonstrated how we expected to return to compliance with the minimum public shareholders requirement within 18 months of receipt of the Notice. On October 24, 2019, we were notified by the staff of NYSE Regulation that the NYSE’s Listings Operations Committee agreed to accept our business plan, and we were subject to quarterly monitoring for compliance with such plan. On November 5, 2020, we were notified by the staff of NYSE Regulation that we are a “company back in compliance” with Section 802.01B of the Manual. Our Ordinary Shares, Warrants and Units, which trade under the symbols “RPLA,” “RPLA WS” and “RPLA.U,” respectively, will continue to be listed and traded on the NYSE and will no longer bear the indicator “.BC” on the consolidated tape to indicate noncompliance with the NYSE’s continued listing standards.

Results of Operations

Our entire activity since November 6, 2018 (inception) through September 30, 2020 was in preparation for our IPO, and since our IPO, our activity has been limited to the search for a prospective initial business combination. We will not generate any operating revenues until the closing and completion of our initial business combination. We generate non-operating income in the form of investment income on investments held in the Trust Account after our IPO. We are incurring expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses in connection with completing a business combination.

For the three months ended September 30, 2020, we had net loss of approximately $971,000, which consisted of approximately $86,000 in gain on marketable securities, dividends and interest held in the Trust Account, and approximately $1 million in general and administrative expenses.

For the three months ended September 30, 2019, we had net income of approximately $1.45 million, which consisted of approximately $1.56 million in gain on marketable securities, dividends and interest held in the Trust Account, offset by approximately $111,000 in general and administrative expenses.

For the nine months ended September 30, 2020, we had net loss of approximately $120,000, which consisted of approximately $1.2 million in gain on marketable securities, dividends and interest held in the Trust Account, offset by approximately $1.32 million in general and administrative expenses.

For the nine months ended September 30, 2019, we had net income of approximately $3.08 million, which consisted of approximately $3.32 million in gain on marketable securities, dividends and interest held in the Trust Account, offset by approximately $246,000 in general and administrative expenses.

For the year ended December 31, 2019, we had net income of approximately $4.2 million, which consisted of approximately $4.6 million in gain on marketable securities, dividends and interest held in the Trust Account, offset by approximately $327,000 in general and administrative expenses.

For the period from November 6, 2018 (inception) through December 31, 2018, we had net loss of approximately $3,000, which consisted of approximately $3,000 in general and administrative expenses.

Liquidity and Going Concern

As of September 30, 2020, we had approximately $1.02 million outside of the Trust Account, approximately $5.8 million of investment income available in the Trust Account to pay for tax obligations (less up to $100,000 of interest to pay dissolution expenses), and a working capital surplus of approximately $236,000.

Through September 30, 2020, our liquidity needs have been satisfied through receipt of a $25,000 capital contribution from our Sponsor in exchange for the issuance of the Founder Shares to our Sponsor, $250,000 in loans from our Sponsor under an unsecured promissory note and approximately $2,000 in advances from a related party. Subsequent to the consummation of our IPO, we received the net proceeds from the consummation of the private placement not held in the Trust Account of $2.0 million. We fully repaid the note and the advances to our Sponsor and the related party in May 2019.

Following our IPO and the private placement, $287.5 million was placed in the Trust Account, including approximately $9.2 million of deferred underwriting commissions. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (which interest shall be net of taxes payable and excluding deferred underwriting commissions) to complete our initial business combination. To the extent that our Ordinary Shares or debt is used, in whole or in part, as consideration to complete our initial business combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, structure, negotiate and complete an initial business combination, and to pay taxes to the extent the interest earned on the Trust Account is not sufficient to pay our taxes.

In addition, in order to finance transaction costs in connection with an initial business combination, our Sponsor or an affiliate of our Sponsor, or certain of our officers and directors may, but are not obligated to, loan us funds as may be required (“Working Capital Loans”). Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of an initial business combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into Warrants at a price of $1.00 per Warrant. The Warrants would be identical to the Private Placement Warrants. To date, we had no borrowings under the Working Capital Loans.

On January 30, 2020, the WHO announced a global health emergency because of COVID-19. In March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally. The full impact of the COVID-19 pandemic continues to evolve. The impact of the COVID-19 pandemic on our results of operations, financial position and cash flows will depend on future developments, including the duration and spread of the pandemic and related advisories and restrictions. These developments and the impact of the COVID-19 pandemic on the financial markets and the overall economy are highly uncertain and cannot be predicted. If the financial markets and/or the overall economy are impacted for an extended period, our results of operations, financial position and cash flows may be materially adversely affected. Additionally, our ability to complete an initial business combination may be materially adversely affected due to significant governmental measures being implemented to contain the COVID-19 pandemic or treat its impact, including travel restrictions, the shutdown of businesses and quarantines, among others, which may limit our ability to have meetings with potential investors or affect the ability of a potential target company’s personnel, vendors and service providers to negotiate and consummate an initial Business Combination in a timely manner. Our ability to consummate an initial business combination may also be dependent on the ability to raise additional equity and debt financing, which may be impacted by the COVID-19 pandemic and the resulting market downturn.

In connection with our assessment of going concern considerations in accordance with Financial Accounting Standards Board (the “FASB”) Accounting Standards Update 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the mandatory liquidation and subsequent dissolution raises substantial doubt about our ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should we be required to liquidate after the Outside Date.

Related Party Transactions

Founder Shares and Private Placement Warrants

In December 2018, our Sponsor purchased 7,187,500 Founder Shares, for an aggregate price of $25,000. In March 2019, our Sponsor transferred to our independent directors an aggregate of 90,000 Founder Shares at the same price originally paid for such shares. Our Sponsor agreed to forfeit up to 937,500 Founder Shares to the extent that the over-allotment option was not exercised in full by the underwriters. The forfeiture was to be adjusted to the extent that the over-allotment option was not exercised in full by the underwriters so that the Founder Shares would represent 20.0% of our issued and outstanding shares after our IPO. On April 5, 2019, the underwriters fully exercised their over-allotment option which closed simultaneously with our IPO; thus, the 937,500 Founder Shares were no longer subject to forfeiture.

Our Sponsor and our officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last reported sale price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

Simultaneously with the closing of our IPO on April 8, 2019, we sold 7,750,000 Private Placement Warrants to our Sponsor at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $7.75 million. Each Private Placement Warrant is exercisable for one Ordinary Share at a price of $11.50 per share. A portion of the net proceeds from the Private Placement was added to the proceeds from our IPO held in the Trust Account. If we do not complete our initial business combination by the Outside Date, the Private Placement Warrants will expire worthless. The Private Placement Warrants are non-redeemable and exercisable on a cashless basis so long as they are held by our Sponsor or its permitted transferees.

Our Sponsor and our officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of our initial business combination.

Contemporaneously with the execution of the Transaction Agreement, the Initial Shareholders entered into an amendment and restatement of the existing Sponsor Agreement (as amended and restated, the “Sponsor Agreement”) with New Pubco, Replay and FoA, pursuant to which, among other things, (i) immediately prior to the Domestication, all of the Private Placement Warrants owned by the Sponsor will be exchanged for Ordinary Shares (the “Warrant Exchange”) and (ii) excluding the Founder Shares held by Daniel Marx, Mariano Bosch or Russell Colaco (unless transferred to any other Initial Shareholder or permitted transferee thereof), 40% of the Founder Shares held by the Sponsor will be vested and wholly owned by the Sponsor as of the Closing and 60% of the Founder Shares held by the Sponsor will be subject to vesting and forfeiture in accordance with certain terms and conditions.

Pursuant to the Sponsor Agreement, the Initial Shareholders have agreed to (i) vote or cause to be voted at the general meeting all of their Founder Shares and all other equity securities that they hold in Replay in favor of each proposal in connection with the Business Combination and the Transaction Agreement and any other matters reasonably necessary for consummation of the Business Combination, (ii) use reasonable best efforts to cause to be done all reasonably necessary, proper or advisable actions to consummate the Business Transaction, (iii) waive all redemption rights and certain other rights in connection with the Business Transaction and (iv) be bound by the same exclusivity obligations that bind the Purchaser-Side Parties in the Transaction Agreement. For more information, see the section entitled “Certain Agreements Related to the Business Combination—Sponsor Agreement.”

PIPE Agreements

Concurrently with the execution of the Transaction Agreement, the Company entered into the Replay PIPE Agreements with various investors, including an affiliate of the Sponsor, pursuant to which such investors agreed to purchase Ordinary Shares (which Ordinary Shares will be converted into Replay LLC Units pursuant to the Domestication and then will be converted into the right to receive shares of Class A Common Stock pursuant to the Replay Merger). In the aggregate, the PIPE Investors have committed to purchase $250.0 million of PIPE Shares, at a purchase price of $10.00 per PIPE Share, including $10.0 million of PIPE Shares to be purchased by an affiliate of the Sponsor. For more information, see the section entitled “Certain Agreements Related to the Business Combination—PIPE Agreements.”

Related Party Loans

On December 1, 2018, our Sponsor agreed to loan us an aggregate of up to $250,000 to cover expenses related to our IPO pursuant to an unsecured promissory note. This loan was non-interest bearing and payable on the earlier of June 30, 2019 or the completion of our IPO. We borrowed $250,000 under the note, and fully repaid on May 6, 2019.

In addition to the promissory note, we borrowed approximately $2,000 from a related party for general and administrative expenses. We repaid this amount on May 7, 2019.

In addition, in order to finance transaction costs in connection with an initial business combination, our Sponsor or an affiliate of our Sponsor, or certain of our officers and directors may, but are not obligated to, loan us Working Capital Loans. If we complete an initial business combination, we would repay the Working Capital Loans out of the proceeds of the Trust Account released to us. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that an initial business combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of an initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into Warrants at a price of $1.00 per Warrant. The Warrants would be identical to the Private Placement Warrants. To date, we had no borrowings under the Working Capital Loans.

Reimbursement

Our Sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or any of their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Critical Accounting Policies and Estimates

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following as our critical accounting policies:

Ordinary Shares Subject to Possible Redemption

We account for our Ordinary Shares subject to possible redemption in accordance with the guidance in the FASB’s Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary Shares subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value.

Conditionally redeemable Ordinary Shares (including Ordinary Shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) are classified as temporary equity. At all other times, Ordinary Shares are classified as shareholders’ equity. Our Ordinary Shares feature certain redemption rights that are considered to be outside of our control and subject to the occurrence of uncertain future events. Accordingly, at September 30, 2020 and 2019, 27,930,364 and 27,827,344 Ordinary Shares subject to possible redemption are presented as temporary equity, respectively, outside of the shareholders’ equity section of our balance sheet.

Net Income (Loss) Per Ordinary Share

We comply with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Net income (loss) per share is computed by dividing net income by the weighted-average number of Ordinary Shares outstanding during the periods. We had not considered the effect of the Warrants sold in our IPO (including the consummation of the full over-allotment option) and the private placement to purchase an aggregate of 22,125,000 Ordinary Shares in the calculation of diluted income per share, because their inclusion would be anti-dilutive under the treasury stock method.

Our unaudited condensed statements of operations include a presentation of income (loss) per Ordinary Share subject to redemption in a manner similar to the two-class method of income per share. Net income (loss) per share for the three and nine months ended September 30, 2020, basic and diluted for Public Share, were calculated by dividing the investment income (loss) earned on the Trust Account of approximately $86,000 and $1.2 million, respectively, by the weighted average number of Public Shares outstanding for the period. Net income (loss) per share for the three and nine months ended September 30, 2020, basic and diluted for Founder Shares were calculated by dividing the net income (loss), less income (loss) attributable to Public Shares, by the weighted average number of Founder Shares outstanding for the periods.

Net income (loss) per share for the three and nine months ended September 30, 2020, basic and diluted for Public Share, were calculated by dividing the investment income earned on the Trust Account of approximately $1 million by the weighted average number of Public Shares outstanding for the period. Net loss per share for the three and nine months ended September 30, 2019, basic and diluted for Founder Shares were calculated by dividing the net income, less income attributable to Public Shares, by the weighted average number of Founder Shares outstanding for the periods.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on our financial statements.

Off-Balance Sheet Arrangements and Contractual Obligations

As of September 30, 2020 and December 31, 2019, we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K and did not have any long-term debt obligations, capital lease obligations, operating lease obligations, purchase obligations or other long-term liabilities.

JOBS Act

The JOBS Act contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We qualify as an “emerging growth company” and under the JOBS Act are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, our financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.

Additionally, we are in the process of evaluating the benefits of relying on the other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company,” we choose to rely on such exemptions we may not be required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis) and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of our IPO or until we are no longer an “emerging growth company,” whichever is earlier.

CERTAIN REPLAY RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In December 2018, our Sponsor purchased 7,187,500 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.003 per share. In March 2019, our Sponsor transferred an aggregate of 90,000 Founder Shares to our independent directors (40,000 Founder Shares to Mr. Bosch and 25,000 Founder Shares each to Messrs. Marx and Colaco).

With certain limited exceptions, the Founder Shares are not transferable, assignable or salable until the earlier of (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last reported sale price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date following the completion of our initial business combination on which we complete a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of our Public Shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

Simultaneously with the consummation of our IPO and the full over-allotment option, we consummated the private placement of an aggregate of 7,750,000 Private Placement Warrants to our Sponsor at a price of $1.00 per Private Placement Warrant, generating total gross proceeds of $7,750,000. The Private Placement Warrants are identical to the Warrants underlying the Units sold in our IPO, except that, if held by the original holder or their permitted assigns, they (i) may be exercised on a cashless basis and (ii) are not subject to redemption. In addition, the Private Placement Warrants will, subject to certain limited exceptions, be subject to transfer restrictions until 30 days after the completion of our initial business combination.

An aggregate of 2,500,000 Units were purchased by certain affiliates of our Sponsor in our IPO at the initial public offering price for gross proceeds of $25,000,000. The underwriters did not receive any underwriting discounts or commissions on such Units.

If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

We pay two of our independent directors, Messrs. Marx and Colaco, an annual fee of $25,000 each. Our Sponsor, officers and directors, or any of their respective affiliates, are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or any of their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Our Sponsor loaned us an aggregate of $250,000 in connection with the expenses of our IPO, pursuant to the terms of an unsecured promissory note. We fully repaid the loans from our Sponsor on May 6, 2019. In addition to the promissory note, we borrowed approximately $2,000 from a related party for general and administrative expenses. We repaid this amount on May 7, 2019.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete our initial business combination, we would repay such loaned amounts. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into Warrants at a price of $1.00 per Warrant at the option of the lender. The Warrants would be identical to the Private Placement Warrants issued to our Sponsor. The terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver of any and all rights to seek access to funds in our Trust Account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Concurrently with the execution of the Transaction Agreement, Replay entered into the Replay PIPE Agreements with various investors, including an affiliate of the Sponsor, pursuant to which such investors agreed to purchase Ordinary Shares (which Ordinary Shares will be converted into Replay LLC Units pursuant to the Domestication and then will be converted into the right to receive shares of Class A Common Stock pursuant to the Replay Merger). In the aggregate, the PIPE Investors have committed to purchase $250.0 million of PIPE Shares, at a purchase price of $10.00 per PIPE Share, including $10.0 million of PIPE Shares to be purchased by an affiliate of the Sponsor. For more information, see the section entitled “Certain Agreements Related to the Business Combination—PIPE Agreements.”

Related Party Policy

In connection with the completion of our IPO, we adopted a Related Party Transactions Policy that requires all future related party transactions be reviewed by our audit committee in accordance with the procedures set forth in such policy. Related party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our Ordinary Shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

Our Code of Ethics also requires us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board of directors) or as disclosed in our public filings with the SEC. Under our Code of Ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company.

Our audit committee, pursuant to our Audit Committee Charter and our Related Party Transactions Policy, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or any of their affiliates.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we, or a committee of independent and disinterested directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA or an independent accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements or cash payments will be made to our Sponsor, officers or directors, or our or any of their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination. However, the following payments have been or will be made to our Sponsor, officers or directors, or any of their affiliates, none of which have been or will be made from the proceeds of our IPO and the sale of the Private Placement Warrants held in the Trust Account prior to the completion of our initial business combination:

•	Repayment of $250,000 in loans made to us by our Sponsor to cover offering-related and organizational expenses;

•	Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

•

Repayment of loans which may be made by our Sponsor or an affiliate of our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $1,500,000 of such loans may be convertible into Warrants, at a price of $1.00 per Warrant at the option of the lender.

The above payments have been or in the future may be funded using the net proceeds our IPO and the private placement not held in the Trust Account.

MANAGEMENT AFTER THE BUSINESS COMBINATION

Unless the context otherwise requires, all references in this section to “we,” “us,” “our” or the “Company” refer to (i) UFG and its consolidated subsidiaries, including FoA, prior to the consummation of the Business Combination and to (ii) New Pubco following the Closing.

Directors and Executive Officers

The following table sets forth the names, ages and positions of the directors and executive officers of New Pubco following the Business Combination.

Name	Age	Title
Brian L. Libman	55	Chairman of the Board of Directors
Patricia L. Cook	67	Chief Executive Officer and Director
Menes Chee	43	Director
Norma C. Corio	60	Director
Robert W. Lord	57	Director
Tyson A. Pratcher	46	Director
Lance N. West	60	Director
Graham Fleming	51	President
Jeremy Prahm	43	Chief Investment Officer
Anthony W. Villani	64	Chief Legal Officer
Tai A. Thornock	49	Chief Accounting Officer and Interim Chief Financial Officer

Brian L. Libman oversees our Company’s business strategy. He is the architect of the Company’s unique business model, and it is his vision that guides the Company. Mr. Libman has spent his entire career in the specialty finance area and has been involved in structuring and consummating the acquisitions of more than twenty businesses. Prior to creating Finance of America in 2013, he was the managing partner and CEO of Green Tree Servicing and became the Chief Strategy Officer of its public market successor. He began his career at Lehman Brothers and spent more than a decade developing the loan acquisition, servicing and lending businesses there, including the creation of Aurora Loan Services, one of the nation’s leading alternative mortgage originators and servicers. Through his deep knowledge of the lending space, he invented and was awarded patent: US20070136186A1 for his Automated Loan Evaluation System, which is a system and method for providing a loan pricing model for various lending scenarios. Mr. Libman submatriculated with honors from The Wharton School at the University of Pennsylvania, having earned both his MBA and BSE.

Patricia Cook joined the Company in March 2016, has served as Chief Executive Officer since October 2020 and is expected to join the board of directors of New Pubco in connection with the Business Combination. She served as President of the Company from March 2017 until October 2020. Prior to joining the Company, Ms. Cook served as the President of Ditech Financial LLC from February 2013 to February 2016 and Executive Vice President of Green Tree Servicing (now Ditech Financial LLC) from January 2009 to February 2013. Previous to Green Tree Servicing, Ms. Cook served as Executive Vice President and Chief Business Officer of Freddie Mac, Chief Investment Officer for JPMorgan and Chief Investment Officer for Prudential Investment Management, after beginning her career at Salomon Brothers in 1979. Ms. Cook holds a B.A. from Saint Mary’s College and an M.B.A. from New York University Stern School of Business.

Menes O. Chee has served as a member of our board of managers since 2017 and will be a member of our board of directors following the Business Combination. Mr. Chee is a Senior Managing Director of The Blackstone Group Inc.; he is a founding partner and member of the investment committee of Blackstone’s Tactical Opportunities Group. Before joining Blackstone, Mr. Chee was a Principal with TPG-Axon Capital and a private equity investment professional with Texas Pacific Group. Mr. Chee began his career at Donaldson

Lufkin & Jenrette in the Leveraged Finance and Merchant Banking groups. Mr. Chee graduated magna cum laude from the University of Pennsylvania with a B.S. in Economics from the Wharton School and a B.A. from the College of Arts and Sciences, where he was elected to Phi Beta Kappa.

Norma C. Corio is expected to join New Pubco’s board of directors upon the closing of the Business Combination. Ms. Corio currently serves as a Senior Managing Director at OEP. Prior to joining OEP in 2018, Ms. Corio served as the CFO of American Express Global Business Travel from June 2014 to June 2017. Prior to her role at American Express Global Business Travel, Ms. Corio served as Co-President of Miller Buckfire from April 2013 to May 2014. Ms. Corio previously worked for JPMorgan Chase from October 1982 to March 2013 where she held various positions, including Treasurer and, separately, Head of Restructuring within the Investment Banking division, where she led corporate financings from June 1995 to August 2008. Ms. Corio also held positions in credit and risk management and investor relations. Ms. Corio serves as a member of the board of directors of Intren, Omni Environmental Solutions, Bibliotheca, and Go Acquisition Corp (NYSE: GOAC. U), a SPAC. Ms. Corio is Chairman of the Audit Committee of Go Acquisition Corp. Ms. Corio received her MBA in Banking & Finance from Pace University, and her BA in Economics from LeMoyne College.

Robert W. Lord is expected to join New Pubco’s board of directors upon the closing of the Business Combination. Mr. Lord has served as the Senior Vice President of Cognitive Applications, Blockchain, and Ecosystems at IBM since February 2019. He also served as the Chief Digital Officer for IBM from April 2016 to February 2019. From August 2013 until February 2016, Mr. Lord served as both President of AOL and CEO of AOL Platforms at Verizon Communications Inc. Mr. Lord also held a number of leadership roles at Razorfish, Inc. from November 2002 to July 2013, serving most recently as Global CEO. Mr. Lord has served as a member of the board of directors of Aqua Finance, Inc. since October 2020 and previously served as a member of the boards of directors of Williams-Sonoma, Inc. from October 2017 to December 2019 and ScreenVision Media, Inc. from February 2016 to April 2018. Mr. Lord holds a B.S. in Industrial Engineering and Operations Research from Syracuse University and an M.B.A. from Harvard University.

Tyson A. Pratcher is expected to join New Pubco’s board of directors upon the closing of the Business Combination. Mr. Pratcher currently serves as a Managing Director at the RockCreek Group. Before joining the RockCreek Group in 2020. Mr. Pratcher served as the Head of Investments at TFO USA from 2017 to 2019. Prior to his role with TFO USA, Mr. Pratcher served as the Director of Opportunistic Investments and the Director of Absolute Return Strategies at the New York State Common Retirement Fund from 2007 to 2017. Mr. Pratcher serves as a member of the board of directors of Organix Recycling, Inc. and previously served on the boards of directors of Citizens Parking and GripInvest from 2017 to 2019. Mr. Pratcher holds a J.D. from Columbia Law School and a B.S. in Political Science from Hampton University.

Lance N. West is expected to join New Pubco’s board of directors upon the closing of the Business Combination. Mr. West previously served as Partner and Senior Managing Director of Centerbridge Partners and former Chairman & CEO of Centerbridge Partners Europe from 2006 to 2018. Since his retirement from Centerbridge Partners in 2018, Mr. West has been an active private investor in and Senior Advisor to several businesses. Before joining Centerbridge, Mr. West was a Partner Managing Director at Goldman Sachs & Co. LLC, where he headed the firm’s Principal Finance Group. Prior to joining Goldman Sachs & Co, LLC in 1999, he was founder and CEO of Greenthal Realty Partners LP and GRP Financial LLC from 1992 to 1999. Prior to founding GRP, Mr. West was an executive vice president-principal with The Charles H. Greenthal Group, Inc. and began his career as a Member of the Technical Staff at AT&T Bell Laboratories from 1982 to 1984. Mr. West earned his M.S. in Electrical Engineering from the California Institute of Technology in 1983, and graduated magna cum laude with a B.S. in Electrical Engineering from Tufts University in 1982. Mr. West has served as a board member or chair of public and private companies globally including BankUnited (NYSE: BKU), Aktua Soluciones Financieras, Intrepid Aviation Holdings LLC, Green Tree Holdings, Resort Finance America LLC, Triad Financial SM LLC, Williams & Glyn’s Bank Limited (pre-IPO Transition Board), APCOA Parking Holdings GmbH, & Duo Bank (Walmart Bank) Canada.

Graham Fleming joined the Company in December 2013 and has served as our Chief Administrative Officer since 2014. Mr. Fleming was appointed to President of our Company in October 2020. Prior to joining the Company, Mr. Fleming founded and served as the President of Icon Residential Lenders. Prior to that, Mr. Fleming served as the Chief Financial Officer of AMRESCO Residential Mortgage and as the Co-Chief Executive Officer of Finance America LLC. Mr. Fleming brings over 25 years of experience in the mortgage lending business including extensive expertise in strategic planning, accounting and financial management, regulatory compliance, quality control and risk management, secondary operations and capital markets. Mr. Fleming attended the Dublin Business School, Ireland and is a Chartered Certified Accountant.

Anthony W. Villani oversees our Company’s Legal and Compliance teams. He was previously the general counsel of Beyond Finance, Inc. He also served for eight years as executive vice president and general counsel of Nationstar Mortgage Holdings, Inc., now known as Mr. Cooper Group Inc. (“Mr. Cooper”). Prior to joining Mr. Cooper, Mr. Villani was vice president and associate general counsel for three years at Goldman Sachs, where he served as the managing attorney for Litton Loan Servicing LP, a Goldman Sachs company. He also served as executive vice president and general counsel of EMC Mortgage Corporation, a Bear Stearns company. Mr. Villani holds a J.D. from Oklahoma City University School of Law and a B.S. in Political Science from Arizona State University. He was admitted to the Oklahoma Bar in 1983 and the Texas Bar in 1989.

Jeremy Prahm joined the Company in December 2015 as Senior Managing Director across numerous segments of our business, including our Portfolio Management, Forward Mortgage, Reverse Mortgage, and Commercial businesses. Mr. Prahm was recently appointed to Chief Investment Officer of the Company. Prior to joining the Company, Mr. Prahm served as a Portfolio Manager and Director of Quantitative Solutions at Green Tree Investment Management, a wholly owned subsidiary of Walter Investment Management, from December 2008 to December 2015. Mr. Prahm holds a B.S. in Economics from Saint Cloud University.

Tai Thornock joined the Company in June 2015 as Chief Accounting Officer. Mr. Thornock will continue to serve as Chief Accounting Officer as well as Interim Chief Financial Officer. Prior to joining the Company, Mr. Thornock served as Senior Vice President of Finance of Mr. Cooper from June 2013 to June 2015, serving as the CFO of direct to consumer lending and head of FP&A for total mortgage originations. Prior to that, Mr. Thornock served as Senior Vice President, Finance and Divisional Chief Financial Officer and Senior Vice President, Financial Reporting and Divisional Controller at Bank of America Home Loans from June 2012 to June 2013 and October 2004 to June 2012, respectively. Mr. Thornock holds a B.A. in Accounting from Brigham Young University, graduating cum laude, and is a Certified Public Accountant.

Composition of the Board of Directors After the Consummation of the Business Combination

Following the Closing, our business and affairs will be managed under the direction of the New Pubco Board. We intend to enter into the Stockholders Agreement with our Principal Stockholders in connection with the Closing. This agreement will grant our Principal Stockholders the right to designate nominees to the New Pubco Board subject to the maintenance of certain ownership requirements in New Pubco. See “Certain Agreements Related to the Business Combination—Stockholders Agreement.”

Director Independence

Our board of directors has affirmatively determined that each of Mr. Chee, Ms. Corio, Mr. Lord, Mr. Pratcher and Mr. West qualify as independent directors under the NYSE listing standards.

Background and Experience of Directors

When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the New Pubco Board to satisfy its oversight responsibilities effectively in light of its business and structure, the board of directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. In particular, the members of our board of directors considered the following important characteristics, among others:

•	Mr. Libman—our board of directors considered Mr. Libman’s perspective, experience and thorough knowledge of our industry as our founder and Chairman.

•	Ms. Cook—our board of directors considered Ms. Cook’s many years of experience as a financial services executive and her leadership role with FoA.

•	Mr. Chee—our board of directors considered Mr. Chee’s affiliation with Blackstone, his investment expertise and experience working with companies backed by private equity sponsors.

•	Ms. Corio—our board of directors considered Ms. Corio’s extensive financial and management experience and her insight from having served on the boards of directors of public and private companies.

•	Mr. Lord—our board of directors considered Mr. Lord’s leadership skills obtained through extensive executive management and board experience.

•	Mr. Pratcher—our board of directors considered Mr. Pratcher’s considerable financial and investment background, including as a Managing Director at the RockCreek Group.

•	Mr. West—our board of directors considered Mr. West’s financial and investment expertise and his experience serving on the boards of directors of public and private companies.

Controlled Company Exception

After the Closing, our Principal Stockholders will control a majority of the combined voting power of all classes of New Pubco’s stock entitled to vote generally in the election of directors. As a result, New Pubco will be a “controlled company” within the meaning of NYSE corporate governance standards. Under these corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of the New Pubco Board consist of independent directors, (2) that the New Pubco Board have a compensation committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that the New Pubco Board have a nominating and corporate governance committee that is comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. For at least some period following the Closing, New Pubco may utilize these exemptions. Accordingly, you will not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. In the event that New Pubco ceases to be a “controlled company” and New Pubco’s shares continue to be listed on the NYSE, New Pubco will be required to comply with these provisions within the applicable transition periods.

Board Committees

We anticipate that, prior to the Closing, the New Pubco Board will establish an audit committee, compensation committee and nominating and corporate governance committee. The responsibilities of each committee are described below. The composition of each committee will be determined prior to the Closing and made in accordance with NYSE listing standards and the independence standards of Rule 10A-3 of the Exchange Act, as applicable. The New Pubco Board may also establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by the New Pubco Board.

Audit Committee

Following the Closing, we expect our audit committee will consist of Ms. Corio and Messrs. Lord and Pratcher, with Ms. Corio serving as chair. Ms. Corio and Messrs. Lord and Pratcher qualify as independent directors under the NYSE listing standards and the independence standards of Rule 10A-3 of the Exchange Act.

Our audit committee is responsible for, among other things:

•	selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;

•	assisting the board of directors in evaluating the qualifications, performance and independence of our independent auditors;

•	assisting the board of directors in monitoring the quality and integrity of our financial statements and our accounting and financial reporting;

•	assisting the board of directors in monitoring our compliance with legal and regulatory requirements;

•	reviewing the adequacy and effectiveness of our internal control over financial reporting processes;

•	assisting the board of directors in monitoring the performance of our internal audit function;

•	monitoring the performance of our internal audit function;

•	reviewing with management and our independent auditors our annual and quarterly financial statements;

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	preparing the audit committee report that the rules and regulations of the SEC require to be included in our annual proxy statement.

Compensation Committee

Following the Closing, we expect our compensation committee will consist of Messrs. Libman, Chee and West, with Mr. Libman serving as chair.

The compensation committee is responsible for, among other things:

•

reviewing and approving corporate goals and objectives relevant to the compensation of our CEO, evaluating our CEO’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors (as directed by the board of directors), determining and approving our CEO’s compensation level based on such evaluation;

•

reviewing and approving, or making recommendations to the board of directors with respect to, the compensation of our other executive officers, including annual base salary, bonus and equity-based incentives and other benefits;

•	reviewing and recommending the compensation of our directors;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure required by SEC rules;

•	preparing the compensation committee report required by the SEC to be included in our annual proxy statement; and

•	reviewing and making recommendations with respect to our equity compensation plans.

Nominating and Corporate Governance Committee

Following the Closing, we expect our nominating and corporate governance committee will consist of Messrs. Libman, Chee and Lord, with Mr. Chee serving as chair.

The nominating and corporate governance committee is responsible for, among other things:

•	assisting our board of directors in identifying prospective director nominees and recommending nominees to the board of directors;

•	overseeing the evaluation of the board of directors and management;

•	reviewing developments in corporate governance practices and developing and recommending a set of corporate governance guidelines; and

•	recommending members for each committee of our board of directors.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or has served during the last completed fiscal year as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee. We are party to certain transactions with affiliates of our Principal Stockholders described in “Certain Relationships and Related Person Transactions.”

Code of Ethics

We will adopt a new Code of Business Conduct and Ethics that applies to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, which will be posted on our website. Our Code of Business Conduct and Ethics is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website. The information contained on, or accessible from, our website is not part of this prospectus by reference or otherwise.

Compensation of Directors and Officers

Overview

Following the Closing, we expect New Pubco’s executive compensation program to be consistent with UFG’s existing compensation policies and philosophies, which are designed to:

•	attract, retain and motivate leaders who love what they do and possess the attributes needed for successful execution of their duties;

•	reward senior management in a manner aligned with our financial performance, to encourage them to apply their attributes to the greatest advantage of our stakeholders; and

•	align senior management’s interests with our equity owners’ long-term interests through equity participation and ownership.

Following the Closing, decisions with respect to the compensation of our executive officers, including our named executive officers, will be made by the compensation committee of our board of directors. The following discussion is based on the present expectations as to the compensation of our named executive officers and directors following the merger. The actual compensation of our named executive officers will depend on the judgment of the members of the compensation committee and may differ from that set forth in the following discussion.

We anticipate that compensation for our executive officers will have the following components: base salary, cash bonus opportunities, long-term incentive compensation, broad based employee benefits, supplemental executive perquisites and severance benefits. Base salaries, broad-based employee benefits, supplemental executive perquisites and severance benefits will be designed to attract and retain senior management talent. We will also use annual cash bonuses and long-term equity awards to promote performance-based pay that aligns the interests of our named executive officers with the long-term interests of our equity-owners and to enhance executive retention.

Base Salary

We expect that our named executive officers’ base salaries in effect prior to the Business Combination will continue as described under “Management After the Business Combination—Executive Compensation,” subject to immaterial increases made in connection with New Pubco’s annual review of its named executive officers’ base salaries, and be reviewed annually by the compensation committee.

Annual Bonuses

We expect that New Pubco will use annual cash incentive bonuses for the named executive officers to motivate their achievement of short-term performance goals and tie a portion of their cash compensation to performance. We expect that, near the beginning of each year, the compensation committee will select the performance targets, target amounts, target award opportunities and other terms and conditions of annual cash bonuses for the named executive officers. Following the end of each year, the compensation committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the named executive officers.

Stock-Based Awards

We expect New Pubco to use stock-based awards to promote our interest by providing these executives with the opportunity to acquire equity interests as an incentive for their remaining in our service and aligning the executives’ interests with those of New Pubco’s equity holders. Stock-based awards will be awarded in future years under the Incentive Plan, which has been adopted by Replay’s board of directors, is being submitted to Replay’s stockholders for approval at the special meeting and will be assumed by New Pubco, subject to stockholder approval. For a description of the Incentive Plan, please see “Proposal No. 4—The Incentive Plan Proposal—Material Terms of the Incentive Plan.”

Other Compensation

We expect New Pubco to continue to maintain various employee benefit plans currently maintained by UFG, including health and dental insurance, group term life insurance, short- and long-term disability insurance, other health and welfare benefits, a 401(k) Savings Plan including matching contribution by New Pubco and other voluntary benefits. For additional details, please see “Management After the Business Combination—Executive Compensation—Executive Compensation in 2019—Compensation Discussion and Analysis—Retirement and Other Benefits.”

Director Compensation

Following the Business Combination, non-employee directors of New Pubco that are not affiliated with Blackstone will receive varying levels of compensation for their services as directors and members of committees of the New Pubco Board. New Pubco anticipates determining director compensation in accordance with industry practice and standards.

Executive Compensation

Compensation Discussion and Analysis

Overview

The following discussion and analysis analyzes our executive compensation program with respect to our named executive officers for the year ended December 31, 2020 and the material elements of the compensation packages awarded to such officers. The individuals whose compensation is discussed below are:

Name	Title
Patricia L. Cook	Chief Executive Officer
Tai A. Thornock	Chief Accounting Officer and Interim Chief Financial Officer
Jeremy E. Prahm	Chief Investment Officer
Graham A. Fleming	President
Anthony W. Villani	Chief Legal Officer

We collectively refer to these individuals as our “named executive officers” or “NEOs.”

As described above in “Summary of the Proxy Statement/Prospectus,” New Pubco is a newly-formed entity that has not conducted any activities to date, other than those incident to its formation and the preparation of this proxy statement. As a result, the compensation awarded to, earned by, or paid to the named executive officers for 2020 was provided by and determined in accordance with policies and practices developed by UFG. Accordingly, except where the context requires otherwise, references to “Company” in this “Executive Compensation” section refers to UFG and the terms “Board” or “Board of Managers” refer to the Board of Managers of UFG. This discussion will also disclose the public company compensation structure and strategy we expect to adopt following the completion of the proposed Business Combination.

Historically, the Company’s compensation practices were representative of the integrated cultures and philosophies of the various businesses that were acquired and integrated together to create New Pubco. We expect the newly formed Compensation Committee of the Board of Directors of New Pubco, together with its selected compensation consultant, will work with management to ensure that plans, programs and practices associated with executive and employee compensation will reinforce and sustain the philosophy and principles disclosed in this proxy statement.

Compensation Philosophy and Objectives

Our compensation philosophy is centered around a pay-for-performance philosophy and is designed to reward our named executive officers for their abilities, experience and efforts. We believe that our Company is our people and that our success is a cumulative outcome. The compensation programs we offer directly influence our ability to attract, retain and motivate the highly-qualified and experienced professionals who are vital to our success as a company. We believe people perform at their best when they are doing what they are good at, when they feel valued and when they are not distracted by outside concerns.

The top leadership roles in our Company carry tremendous responsibility and demand knowledge, personal qualities and experience that are highly valued in the talent market. Our principal executive compensation objectives are to:

•	Attract, retain and motivate leaders who love what they do and possess the attributes necessary to successfully execute their duties;

•	Reward senior management in a manner aligned with our financial performance, intended to encourage them to apply their attributes to the greatest advantage of our stakeholders; and

•	Align senior management’s interests with our equity owners’ long-term interests through equity participation and ownership.

To accomplish these objectives, our compensation philosophy:

•	Acknowledges the talent market’s professional valuation of the executive’s background, experience, knowledge relationships and demonstrated ability to deliver expected financial results;

•	Provides a compelling market-competitive opportunity, contingent upon attainment of business results ratified by the Board, to participate annually in the financial success of the Company; and

•	Aligns the executive’s long-term career opportunities and financial outcomes with long-term shareholder value, growth of the Company and sustainable business strategies.

The tools we use to accomplish these objectives are continuously being evaluated, refined and balanced to provide an opportunity-to-risk ratio that is consistent with the Company’s needs. We invest competitively according to our assessment of the actual market value of individuals and reward additional performance-based value, allowing us to share a portion of that value as it occurs.

To accomplish these ends, we invest in our people using certain tools common in our industry:

•	Base wages and salaries;

•	Annual cash incentive compensation; and

•	Long-term incentive compensation.

We also invest significantly in our executives’ and other employees’ professional development, constructive and supportive work environments, effective technologies and in assistance for managing personal health and welfare.

Executive Compensation in 2020

Process for Determining 2020 Compensation

Prior to the proposed Business Combination, the Company did not have a Compensation Committee and compensation decisions were instead primarily determined by members of the Company’s Board of Managers. The Board assessed the performance of Patricia L. Cook, our Chief Executive Officer, during 2020, and established a compensation structure intended to ensure that a substantial portion of Ms. Cook’s compensation would be directly linked to her individual performance and the performance of our business.

In determining the compensation of each of our named executive officers other than the Chief Executive Officer, the Board sought the input of the Chief Executive Officer. The Chief Executive Officer provided recommendations to the Board regarding the compensation of the other named executive officers. The performance of our named executive officers is reviewed at least annually by the Board, based in part on assessments provided by the Chief Executive Officer on all of our named executive officers (other than the Chief Executive Officer). The Board determines each named executive officer’s compensation at least annually. The Chief Executive Officer is not involved in decisions regarding her own compensation.

In determining compensation levels for our named executive officers, the Board considered each named executive officer’s particular position and responsibility and relied upon the judgment and experience of its members, including their knowledge of competitive compensation levels in our industry. We believe that compensation should be competitive with compensation for executive officers in similar positions and with similar responsibilities in our marketplace. Although the Board did not retain its own compensation consultant or review survey or other publicly available benchmark data specific to each named executive officer in 2020, the Board instead relied upon its general understanding of current compensation practices, along with consideration of several different factors, including the individual’s performance, scope of responsibilities, depth and breadth of overall leadership experience, and the importance of the position to achieving our strategies. Based upon the considerations described above, the Board determined the total amount of compensation and the allocation of total compensation among each of our main components of compensation described below, for our named executive officers.

In preparation for and in connection with the proposed Business Combination, the Company has engaged Frederic W. Cook & Co., Inc. to provide executive compensation consulting services to advise on executive and director compensation and to help align executive pay with market practices for executive pay decisions following the Business Combination. We expect that these steps will result in structures, policies and processes in 2021 and beyond that ensure good governance of the investment we make in our people.

Key Elements of Executive Compensation Program

Compensation for our named executive officers consists of the following key components:

Element	Description	Objective(s)
Base Salary	Fixed portion of annual cash pay, which is paid semi-monthly and reviewed annually	Provides a competitive level of fixed compensation and matches the assessed fair market value of the executive’s experience, expertise, past performance, networks, and similar considerations

Annual Cash Incentive Compensation	An annual cash payment targeted as a percentage of base salary that is contingent upon performance	Provides financial incentive to achieve business objectives

Special Cash and/or Equity Awards	A special discretionary cash and/or equity award	Attract or retain executive talent, to reward performance outside of the executive’s individual responsibilities or to reward performance of extraordinary responsibilities assumed by the executive

Long-Term Incentive Compensation	Participation in future cash distributions based on Company value	Promotes retention by requiring continued employment through and following the date of distribution and aligns NEOs interests with Company growth

Employee Benefits	Competitive financial assistance programs pertaining to personal health and income security	Allows executives to focus energies on business instead of personal concerns

NEO Salaries in 2020

We provide each named executive officer with a base salary for the services that the executive officer performs for us. This compensation component constitutes a stable element of compensation while other compensation elements are variable. Base salaries are reviewed annually and may be increased in light of the individual performance of the named executive officer, company performance, any change in the executive’s position within our business, the scope of his or her responsibilities and any changes thereto and his or her tenure with the Company. For 2020, the base salaries of our NEOs were as follows:

Named Executive Officer	2020 Base Salary(1)
Patricia L. Cook	$300,000
Tai A. Thornock	$257,500
Jeremy E. Prahm	$300,000
Graham A. Fleming	$300,000
Anthony Villani	$350,000

(1)

The Board increased Mr. Prahm’s base salary from $250,000 to $300,000 effective March 1, 2020, and increased Mr. Thornock’s base salary from $250,000 to $257,500 effective April 1, 2020. None of the other named executive officers received increases to their base salaries in fiscal 2020.

As members of the core leadership of a start-up company, executives’ base salaries were conservative. As a public company, we expect to perform a market analysis of our NEOs base salaries against other peer companies in our industry and align total compensation with a level of opportunity that is competitive with our peers. Notwithstanding this analysis, we may continue to weight variable opportunity more heavily than fixed compensation in comparison to our peers.

Annual Cash Incentive Compensation

Under the 2020 NEO compensation program, each of our NEOs was eligible to earn an annual cash incentive award targeted at an amount equal to a specified percentage of such NEO’s base salary. The Company accrued a portion of income to fund the discretionary bonus pool for 2020. The target value of the pool was based on the aggregate target bonus compensation of all eligible employees. The actual pool was dependent upon overall Company performance. Awards to NEOs were tied primarily to Company performance with some variability due to business unit performance. For 2020, target incentive payout amounts for each of the named executive officers were as follows:

Named Executive Officer	2020 Base Salary	Annual Incentive Target % of Base Salary	Annual Incentive Target Payout
Patricia L. Cook	$300,000	300%	$900,000
Tai A. Thornock	$257,500	100%	$257,500
Jeremy E. Prahm	$300,000	100%	$300,000
Graham A. Fleming	$300,000	200%	$600,000
Anthony Villani	$350,000	200%	$700,000

The Board reserves final approval of each named executive officer’s annual cash incentive award, based on recommendations from Ms. Cook (other than with respect to her own compensation). For 2020, these decisions were based primarily on the Board’s assessment of such named executive officer’s individual performance, operational performance for the areas of the business for which he or she has responsibility, and the officer’s potential to enhance and contribute to our equity owners’ long-term interests. In evaluating these factors, members of the Board relied upon their judgment to determine the ultimate amount of a named executive officer’s annual cash incentive payment that the Board believed was necessary to properly incentivize the named executive officer to seek to achieve our objectives and reward a named executive officer for achieving those objectives over the course of the prior year. Key factors that the Board considered in making such determination with respect to Ms. Cook were her role in overseeing the growth and operations of the Company and her leadership on the strategic direction of the Company generally. Key factors that the Board considered in making such determinations with respect to Mr. Thornock were his leadership and oversight of the Company’s accounting functions. Key factors that the Board considered in making such determinations with respect to Mr. Prahm were his role in overseeing and managing the strategic direction of the Company’s Portfolio Management segment. Key factors that the Board considered in making such determinations with respect to Mr. Fleming were his leadership and oversight of our administrative functions and his role in strategic initiatives undertaken by the Company. Key factors that the Board considered in making such determinations with respect to Mr. Villani were his leadership and strategic oversight over the Company’s legal function. 2020 bonus awards will be paid to our named executive officers on March 15, 2021, subject to continued employment on the payment date. The actual cash bonus amounts awarded for 2020 based on these considerations are reflected below and reported in the “Bonus” column of the Summary Compensation Table.

Named Executive Officer	2020 Annual Cash Incentive Award ($)
Patricia L. Cook	$1,500,000
Tai A. Thornock	$500,000
Jeremy E. Prahm	$1,500,000
Graham A. Fleming	$1,500,000
Anthony Villani	$300,000

Sign-On, Retention and Special Bonuses

From time to time, we may award sign-on, retention and discretionary bonuses in order to attract or retain executive talent, to reward performance outside of the executive’s individual responsibilities or to reward performance of extraordinary responsibilities assumed by the executive.

In recognition of their leadership and performance in managing the Company through the COVID-19 crisis, Ms. Cook and Messrs. Fleming and Prahm each received a special cash recognition award of $2 million in fiscal 2020 and Mr. Thornock received a special cash recognition award of $250,000 in the fiscal year of 2020.

Management Long-Term Incentive Plan

The Company’s Management Long-Term Incentive Plan (the “MLTIP”) was established on January 1, 2015 to provide an incentive to key employees to continue in the employment of the Company and to improve the growth and profitability of the Company. Under the MLTIP, phantom units may be granted as a vehicle to provide participants with the opportunity to receive payments in connection with certain distributions of the Company. Any potential payout with respect to the phantom units will occur only after a specified level of cumulative distributions has been received by all common unit holders of the Company, and is subject to continued employment of the holder through the applicable payment dates. To date, there have been no payments made with respect to the phantom units.

The phantom units are accounted for as a profit-sharing arrangement under ASC Topic 710, Compensation – General (“ASC 710”) as they do not represent a substantive form of equity and are not indexed to the price of UFG common units. For additional details on the terms of the phantom units, see “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Management Long-Term Incentive Plan.” In connection with the proposed Business Combination, participants in the MLTIP are expected to receive a combination of cash and RSUs in respect of their phantom units as described further in “—Actions Taken in Connection with the Proposed Transactions” below.

To further align the interests of our executives with the interests of our stakeholders, we have also provided our executives with the opportunity to indirectly co-invest in the Company through the purchase of common units in Management Holdings (“Co-Invest Units”), in some cases at a discount to their fair value. None of our named executive officers purchased Co-Invest Units at a discount in 2020.

Retirement and Other Benefits

Our named executive officers are eligible to receive the same benefits and to participate in the same plans that we offer to other full-time employees, including health and dental insurance, group term life insurance, short- and long-term disability insurance, other health and welfare benefits, our 401(k) Savings Plan (including matching contributions by the Company) and other voluntary benefits.

These benefits are provided to the named executive officers to eliminate potential distractions from performing their regular job duties. We believe the cost of these programs is counterbalanced by an increase in productivity by the executives receiving access to them.

Tax Considerations

We operate our compensation programs with the good faith intention of complying with Section 409A of the Internal Revenue Code.

Actions Taken in Connection with the Proposed Transactions

Incentive Plan

In connection with the proposed Business Combination, the Board of Directors of Replay Acquisition Corp. has adopted, and we expect its stockholders to approve, the Incentive Plan, which New Pubco will assume in connection with the proposed Business Combination and will allow us to implement a new market-based long-term incentive program to align our executive compensation package with similarly situated public companies. See “Proposal No. 4—The Incentive Plan Proposal—Material Terms of the Incentive Plan” for additional details.

Amended and Restated Management Long-Term Incentive Plan

In connection with the execution of the Transaction Agreement, UFG adopted the Amended and Restated UFG Holdings LLC Management Long-Term Incentive Plan (the “A&R MLTIP”), effective as of the date the Transaction Agreement was executed, contingent upon the occurrence of the Closing. To the extent that that the Transaction Agreement is terminated in accordance with its terms, the A&R MLTIP will be void ab initio and the MLTIP, adopted effective as of January 1, 2015, will be deemed to have continued in accordance with its terms from the date of the execution of the Transaction Agreement through the date of such termination of the Transaction Agreement. No additional phantom units may be granted under the A&R MLTIP following the date the Transaction Agreement was executed.

Under the terms of the A&R MLTIP, it is expected that participants (including each of our named executive officers) will be entitled to receive (i) a cash payment promptly following the Closing, (ii) a grant of restricted stock units under the Incentive Plan (referred to herein as “Replacement RSUs”) and (iii) the right to receive additional shares of Class A Common Stock upon the occurrence of the First Earnout Achievement Date or the Second Earnout Achievement Date, referred to herein as the “Earnout Dates.” Prior to the Closing, the A&R MLTIP will be administered by the Board of Managers and on or following the Closing the A&R MLTIP will be administered by the Board of Directors of New Pubco, such administrative body being referred to herein as the “Administrator.”

To the extent that the holders of FoA Units (following FoA’s merger with UFG) as of immediately following the Pre-Closing Reorganization (the “Original Unitholders”) receive (i) cash distributions (other than tax distributions) and (ii) cash amounts in respect of a transfer of such FoA Units, together with all prior distributions in connection with the Closing, in excess of a specified hurdle amount (such excess amount, an “Eligible Distribution”), each participant holding phantom units who is actively employed by one of FoA, its affiliates, subsidiaries or successors or, following the Closing, New Pubco (for purposes of the A&R MLTIP, referred to herein collectively as, the “Company Group”) on the Closing Date will be entitled to receive a payment equal to the product of (i) such Eligible Distribution, (ii) 10% and (iii) a fraction, the numerator of which is the number of phantom units held by such participant and the denominator of which is 1,250, payable promptly following the Closing. Such amounts will be paid in cash, Class A Common Stock, other equity securities or property or any combination thereof in the sole discretion of the Administrator.

In addition, on or promptly following the date on which shares of Class A Common Stock reserved for issuance pursuant to the Incentive Plan are registered on an effective Form S-8 with the Securities and Exchange Commission, New Pubco will grant to each participant (including each of our named executive officers) that (i) held phantom units as of the Closing Date and (ii) remains employed with the Company Group as of the RSU Grant Date (as defined below), in consideration for the cancellation of the participant’s phantom units, a number of Replacement RSUs (rounded to the nearest whole number, with 0.5 rounding up) equal to the product of (x) the number of phantom units held by such participant as of the Closing Date and (y) the quotient of (A) the Retained Value per Phantom Unit divided by (B) the Closing Price (the date of grant of such Replacement RSUs, the “RSU Grant Date”). For purposes hereof:

•

“Closing Price” shall mean a good faith reasonable estimate by the Administrator of the closing sales price on the New York Stock Exchange of an Ordinary Share on the last preceding date on which sales were reported prior to the Closing Date.

•

“Retained Value” shall mean 10% of the sum of (i) the fair market value of all FoA Units held by the Continuing Unitholders immediately following the Closing plus (ii) the product of (x) the number of shares of Class A Common Stock held indirectly by the Continuing Stockholders immediately following the Closing and (y) the Closing Price plus (iii) the present value of the estimated payments to be made by New Pubco pursuant to the Tax Receivable Agreements plus (iv) the aggregate principal value of notes issued by FoA (or its subsidiaries) (if any) that are distributed to Original Unitholders prior to Closing. Any determinations as to the calculations of the Retained Value will be made by the Administrator in its sole discretion.

•	“Retained Value per Phantom Unit” shall mean the quotient of (i) the Retained Value, divided by (ii) 1,250.

The Replacement RSUs will have the following terms:

•	25% of the Replacement RSUs will be vested on the RSU Grant Date (the “Grant Date RSUs”);

•

The remaining 75% of the Replacement RSUs will vest in equal installments on each of the first three anniversaries of the Closing Date, subject to the participant’s continued employment with a member of the Company Group through the applicable vesting date;

•	The Grant Date RSUs will be settled on or promptly following the 181st date following the Closing Date;

•	All other Replacement RSUs will settle promptly following the applicable vesting date (and in any event within two and one-half months following the applicable vesting date);

•

To the extent such settlement is scheduled to occur at a time when trading by employees of the Company Group in shares of Class A Common Stock is restricted by New Pubco’s insider trading or similar policy (or a New Pubco imposed “blackout period”) (a “Closed Window”), New Pubco will settle such Replacement RSUs promptly following the end of the Closed Window to the extent such delay in settlement will not cause adverse tax consequences under Section 409A of the Code; and

•

Notwithstanding the foregoing, if any fraction of a Replacement RSUs vests, then the actual number of Replacement RSUs to vest will be rounded down to the nearest whole number and any such fraction will be carried forward and be eligible to vest on the next vesting date.

Notwithstanding the foregoing to the contrary, in the event that a participant experiences a termination of employment other than a termination (i) by the applicable member of the Company Group who employs such participant (the “Employer”) for Cause (as defined in the A&R MLTIP) or (ii) by the Participant when grounds for Cause exist, in each case prior, prior to the RSU Grant Date, New Pubco will issue, or shall cause to be issued, to such participant a number of shares of Class A Common Stock equal to (x) if such termination is a termination of such participant’s employment by the Employer without Cause, by the participant for Good Reason (as defined in the A&R MLTIP), or as a result of the Participant’s death or disability as defined in the A&R MLTIP) (each of the foregoing terminations referred to herein as a “Good Leaver Termination”), the number of shares of Class A Common Stock underlying the Replacement RSUs that such participant would have received had they remained employed with the Employer as of the RSU Grant Date or (y) if such termination is not a Good Leaver Termination, the number of shares of Class A Common Stock underlying the Grant Date RSUs that such Participant would have received had they remained employed with the Employer as of the RSU Grant Date; provided, that in the sole discretion of the Administrator, the obligations to issue shares of Class A Common Stock may be fully or partially satisfied by New Pubco causing the Employer to make such participant a cash payment equal to the fair market value of all or some portion of the common stock as of the date of the participant’s termination of employment; provided, that no such cash or shares of Class A Common Stock will be paid or issued, as applicable, to such participant prior to the date that is the 181st date following the Closing Date.

In the event that a participant experiences a Good Leaver Termination and such participant holds any unvested Replacement RSUs as of the date of such Good Leaver Termination, such Replacement RSUs will become vested as of such date. Such Replacement RSUs will be settled promptly following the date of such Good Leaver Termination, but in no event earlier than the 181st date following the Closing Date. Notwithstanding anything herein, the Administrator may, in its sole discretion, accelerate the vesting of any Replacement RSUs without the consent of a participant.

Upon the occurrence of an Earnout Date, as applicable, each participant shall receive the right to receive a number of additional shares of Class A Common Stock equal to the product of (i) 900,000 and (ii) a fraction, the numerator of which is the number of Replacement RSUs granted to such participant and the denominator of which is equal to the quotient of (x) the Retained Value divided by (y) the Closing Price (such right to receive shares of Common Stock, the “Earnout Rights”). The Earnout Rights are subject to the same vesting conditions as the Replacement RSUs to which they relate and will settle at the same time as such Replacement RSUs; provided, that to the extent that a Replacement RSU has settled prior to the occurrence of the applicable Earnout Date, any Earnout Rights in respect of such Replacement RSUs will be vested as of the occurrence of the applicable Earnout Date and will be settled promptly following such Earnout Date (or if such Earnout Date occurs during a Closed Window, promptly following the end of such Closed Window). Notwithstanding the foregoing, (x) to the extent that any Replacement RSUs are forfeited on or prior to the occurrence of an Earnout Date, for purposes of calculating such participant’s Earnout Rights with respect to such Earnout Date, the amount in the numerator of the fraction in clause (ii) of the first sentence of this paragraph will be reduced by the number of Replacement RSUs forfeited by such participant on or prior to the applicable Earnout Date and (y) to the extent that the applicable Earnout Date occurs prior to the RSU Grant Date, the participant’s Earnout Rights in respect of such Earnout Date will be issued on the RSU Grant Date and will be reduced to the extent that any Replacement RSUs to be issued to such Participant are not otherwise issued as described above.

The Replacement RSUs (and the associated Earnout Rights) will be issued pursuant to the Incentive Plan and each will be considered a “Substitute Award” for purposes thereof. Notwithstanding anything to the contrary, in the sole discretion of the Administrator, the obligations to issue shares of Class A Common Stock may be fully or partially satisfied by New Pubco or FoA causing the Employer to make to such participant a cash payment equal to the fair market value of all or some portion of the Class A Common Stock otherwise required to be issued.

Except as described above with respect to a Good Leaver Termination, any outstanding phantom units and unvested Replacement RSUs (and the corresponding Earnout Rights) will be forfeited immediately upon a

Participant’s termination of employment for any reason. The participant will be entitled to retain any amounts previously paid or shares of Class A Common Stock issued or transferred to such participant in respect of his or her phantom units or Replacement RSUs (including subsequent Earnout Rights which are due to such participant in respect of Replacement RSUs which are not otherwise forfeited as described above), as applicable, prior to any termination of employment, provided, that, if the Company Group terminates the participant’s employment for Cause or such participant has violated any of the restrictive covenants set forth in any confidentiality, non-solicitation, non-competition or similar agreements entered into by the participant and any member of the Company Group, any unrealized Earnout Rights held by such participant shall be forfeited, and the participant (or his or her estate, as applicable) shall be required to repay to the Employer any amounts previously paid in respect of any phantom units or gain realized on Replacement RSUs or Class A Common Stock issued pursuant to the A&R MLTIP, as applicable, held by such participant (as reduced by any taxes paid in connection with the distributions that are not recovered by deduction, credit or otherwise), without further adjustment for earnings, losses or similar items.

As a condition to the receipt of any cash, shares of Class A Common Stock or restricted stock units, as applicable, pursuant to the A&R MLTIP, a participant will be required to agree in writing that such receipt is in full satisfaction of any rights or payments owned to such participant under the A&R MLTIP or the MLTIP and that the Company Group shall be released from any further liability other than its satisfaction of the obligations to make payments pursuant to the A&R MLTIP.

Notwithstanding any other provision of the A&R MLTIP, the Administrator has the full power and authority to make any adjustments it deems necessary to the extent that there is not an Eligible Distribution on the Closing Date; provided, that no such adjustment shall be effective without the written consent of the Original Unitholders who held a majority of the FoA Units as of immediately following the Pre-Closing Reorganization; provided, further, that any such majority of the Original Unitholders must include each of BTO Urban and Family Holdings.

The obligations of the members of the Company Group to make cash payments and/or deliver shares of Class A Common Stock, whether pursuant to the Replacement RSUs or in connection with the Earnout Right, in each case, under the A&R MLTIP, will be borne economically by the Original Unitholders and any rights to repayment or tax deductions associated therewith will be allocated to the Original Unitholders. In connection therewith, the Original Unitholders have agreed to reserve, and not to transfer, a portion of their FoA Units and shares of Class A Common Stock, as the case may be, for future delivery to FoA in connection with the settlement of awards under the A&R MLTIP.

2020 Executive Compensation

The following tables contain compensation information with respect to the named executive officers for 2020. As described above in “Compensation Discussion and Analysis—Executive Summary,” New Pubco is a newly formed entity and therefore the 2020 compensation presented below in respect of the named executive officers was determined in accordance with policies and practices developed by UFG in respect of services the NEOs provided to UFG and/or its subsidiaries.

Summary Compensation Table

The following table provides summary information concerning compensation to or on behalf of our named executive officers in for the fiscal years indicated.

Name and Principal Position	Year	Salary ($)(2)	Bonus ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total
Patricia L. Cook Chief Executive Officer	2020	300,000	3,500,000	—	10,925	3,810,925
	2019	300,000	850,000	—	8,400	1,158,400
Tai A. Thornock Chief Accounting Officer and Interim Chief Financial Officer	2020	255,625	750,000	—	9,532	1,015,157
	2019	250,000	250,000	—	8,400	508,400
Jeremy E. Prahm Chief Investment Officer	2020	291,667	3,500,000	—	8,125	3,799,792
	2019	250,000	1,000,000	—	809,302	2,059,302
Graham A. Fleming President	2020	300,000	3,500,000	—	11,675	3,811,675
	2019	300,000	850,000	—	809,302	1,959,302
Anthony Villani(1) Chief Legal Officer	2020	84,918	300,000	—	83	385,001

(1)

Mr. Villani was appointed Chief Legal Officer of the Company on October 5, 2020. Mr. Villani’s 2020 salary and annual cash incentive award were prorated for the portion of the fiscal year during which he was employed.

(2)	The amounts in the “Salary” column represent the base salary earned by each named executive officer.

(3)

Amounts reported for 2020 include amounts earned under the Company’s 2020 Annual Cash Incentive Program and, in the case of Ms. Cook and Messrs. Prahm and Fleming, a special cash recognition award of $2 million and Mr. Thornock received a special cash recognition award of $250,000 in the fiscal year of 2020. Bonus amounts earned by each of our named executive officers for 2020 under the Company’s 2020 Annual Cash Incentive Program will be paid on March 15, 2021, subject to continued employment. The terms of the Company’s annual cash incentive program are described more fully above under “—Compensation Discussion and Analysis —Executive Compensation in 2020—Annual Cash Incentive Compensation” above.

(4)

For each NEO other than Messrs. Villani and Thornock, the amounts in the “All Other Compensation” column for 2020 include Company 401(k) matching contributions. In the case of Messrs. Villani and Thornock, amounts include Company 401(k) matching contributions and Company matching contribution to their Health Savings Accounts. Amounts reported for 2019 for Messrs. Prahm and Fleming included an additional $800,902, representing the compensation cost associated with discounted securities purchased from the Company computed in accordance with ASC Topic 718.

Grants of Plan-Based Awards in Fiscal 2020

The following table provides information with respect to grants of plan-based awards to our named executive officers during the 2020 fiscal year.

Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards
	Threshold ($)		Target ($)		Maximum ($)
Ms. Cook	—	(1)	—	(1)	—	(1)
Mr. Prahm	—	(1)	—	(1)	—	(1)
Mr. Fleming	—	(1)	—	(1)	—	(1)

(1)

In 2020, Ms. Cook, Mr. Prahm and Mr. Fleming received an award of 45, 35 and 25 phantom units under the MLTIP, respectively. The phantom units are accounted for as a profit sharing arrangement under ASC 710 as they do not represent a substantive form of equity and are not indexed to the price of UFG common units. For further discussion of the phantom units, see “—Executive Compensation in 2020—Management Long-Term Incentive Plan” and “—Actions Taken in Connection with the Proposed Transaction—Amended and Restated Management Long-Term Incentive Plan” above and “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Management Long-Term Incentive Plan” below.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Management Long-Term Incentive Plan

The Company’s MLTIP was established on January 1, 2015 to provide an incentive to key employees to continue in the employment of the Company and to improve the growth and profitability of the Company. In connection with the execution of the Transaction Agreement, UFG adopted the A&R MLTIP, effective as of the date the Transaction Agreement was executed, contingent upon the occurrence of the Closing. To the extent that that the Transaction Agreement is terminated in accordance with its terms, the A&R MLTIP will be void ab initio and the MLTIP will be deemed to have continued in accordance with its terms from the date of the execution of the Transaction Agreement through the date of such termination of the Transaction Agreement. The remainder of this discussion summarizes certain terms of the MLTIP. For further discussion of the A&R MLTIP, see “—Actions Taken in Connection with the Proposed Transactions—Amended and Restated Management Long-Term Incentive Plan” above.

Under the MLTIP, our Board (or such other committee of our Board as may be appointed to administer the MTLIP) (the “Administrator”) has granted certain participants, including each of the NEOs, phantom units which entitle the holder to payment of amounts equal to a certain portion of (i) distributions (other than tax distributions unless otherwise determined by the Administrator) in respect of the membership interests of the Company’s common units and (ii) the receipt of cash by the holders of the Company’s common units in connection with a Sale of the Company (as defined in the MLTIP), in each case, to the extent that such distributions or cash receipts exceed, in the aggregate, a specified hurdle amount equal to the sum of (x) $250,000,000, (y) any capital contributions made to the Company after January 1, 2015, and (z) an amount equal to a fifteen percent (15%) return on capital contributions made to the Company after January 1, 2015, compounded annually (such distributions, “Eligible Distributions”).

To be eligible to receive payments under the MLTIP, the applicable holder must remain employed with the Company or its subsidiaries on the applicable payment dates, with one-third of such amounts being paid to the phantom unit holders promptly following the Eligible Distribution and on each of the first and second anniversaries of the Eligible Distribution. Other than the potential payments that may occur in connection with certain termination events, as described under “—Potential Payments Upon Termination or Change-in-Control—Management Long-Term Incentive Plan,” phantom units granted pursuant to the MLTIP will be forfeited upon a termination of the holder’s employment for any reason; provided, that a holder’s continued employment with a purchaser (or its affiliates) of a Company subsidiary which ceases to be a subsidiary a result of a sale, divestiture, spin off, or other similar transaction (other than a sale of all or substantially all of the assets of the Company) will constitute continued employment for purposes of the MLTIP if (x) the purchased Company subsidiary was a subsidiary of the Company on January 1, 2016, or (y) if the Administrator, in its sole discretion, determines such continued employment with the purchaser or its affiliates will constitute continued employment for purposes of the MLTIP. Notwithstanding the foregoing, any amounts to be paid in respect of the phantom units shall be forfeited if, at the time of such payment, the aggregate capital contributions to the Company by common unit holders exceeds the aggregate amount of distributions made by the Company to common unit holders. Payments to phantom unit holders under the MLTIP can be made in cash, common units, other equity securities or property or any combination thereof in the sole discretion of the Administrator.

In connection with an initial underwritten public offering of the Company or any of its subsidiary’s equity securities, the Administrator may terminate the MLTIP so long as the Company delivers to each holder of then-outstanding phantom units, a number of shares of common stock of the entity subject to such public offering with a fair market value (as determined based on the initial pricing of such public offering) equal to the amount that would have been distributed to such holder assuming a hypothetical liquidation of the Company using an equity valuation implied by the per-share public offering price. In connection with such termination of the MLTIP, any partial shares deliverable to a holder of phantom units may be settled in cash in the discretion of the Administrator and any shares received by the holders of phantom units would be subject to underwriter or similar lock-ups as may be determined by the Administrator in its sole discretion.

Clawback. Phantom unit holders will be entitled to retain any amounts previously paid in respect of his or her phantom units prior to any termination of employment; provided, that if the phantom unit holder’s employment is terminated for “Cause” (as defined in the MLTIP) or if the holder breaches any applicable restrictive covenants (including any confidentiality, non-solicitation, or non-competition covenants contained in any agreement between the holders and the Company), the holder (or his or her beneficiary, as applicable) will be required to repay to the Company any after-tax proceeds received in respect of the phantom units.

Restrictive Covenants. In connection with the grant of phantom units under the MLTIP, participants, including each of our NEOs, are required to agree to an indefinite confidentiality covenant and a covenant not to solicit the employees of the Company during the term of the holder’s employment and for the one-year period (two-year period for Ms. Cook and Mr. Fleming) following the termination of such employment.

Outstanding Equity Awards at 2020 Fiscal Year-End

There were no equity awards outstanding as of December 31, 2020.

Option Exercises and Stock Vested in Fiscal 2020

There were no shares that vested or stock options exercised by the named executive officers in fiscal year 2020.

Pension Benefits and Nonqualified Deferred Compensation

Our named executive officers do not participate in any pension or nonqualified deferred compensation plans and received no pension benefits or nonqualified deferred compensation during the year ended December 31, 2020.

Potential Payments and Benefits upon Termination or Change in Control

The Company entered into a salary continuation agreement with Patricia L. Cook on March 7, 2016, which provides the Company the option to pay Ms. Cook her regular salary and any benefits (excluding bonus or other incentive compensation) for a period of the Company’s choosing (not to exceed 12 months from the date of termination) in exchange for Ms. Cook’s agreement to abide by certain restrictive covenants, including non-competition, non-solicitation and confidentiality provisions. The agreement would be triggered by her voluntary separation from the Company and not by any other type of separation. Accordingly, had Ms. Cook resigned as of December 31, 2020 and the Company elected to exercise its rights under the salary continuation agreement for the maximum twelve month period, Ms. Cook would have been entitled to an aggregate payment of $305,824, representing her $300,000 base salary at the time of resignation and $5,824 in benefit continuation payments.

The Company entered into a salary continuation agreement with Jeremy E. Prahm on December 2, 2015, which provides the Company the option to pay Mr. Prahm his regular salary and any benefits (excluding bonus or other incentive compensation) for a period of the Company’s choosing (not to exceed 6 months from the date of termination) in exchange for Mr. Prahm’s agreement to abide by certain restrictive covenants, including noncompetition, non-solicitation and confidentiality provisions. The agreement would be triggered by his voluntary separation from the Company and not by any other type of separation. Accordingly, had Mr. Prahm resigned as of December 31, 2020 and the Company elected to exercise its rights under the salary continuation agreement, Mr. Prahm would have been entitled to an aggregate payment of $150,000, representing six months of his $300,000 base salary at the time of resignation.

None of our other named executive officers are party to any arrangement that provides for severance benefits.

Management Long-Term Incentive Plan

In the event a named executive officer’s employment is terminated by the Company without “Cause,” by the holder for “Good Reason” or by reason of the named executive officer’s death or disability (in each case, as defined in the MLTIP) (each such termination of employment, a “Good Leaver Termination”), the named executive officer will be entitled to receive any unpaid amounts in respect of Eligible Distributions that occurred prior to the date of the Good Leaver Termination, with any unpaid amounts to be paid promptly following the date of termination (and in no event later than March 15 of the calendar year following the calendar year of the termination). As of December 31, 2020, there were no Eligible Distributions with respect to the phantom units, and accordingly, no accelerated payments would have been made on the phantom units had a Good Leaver Termination occurred on December 31, 2020. Had a Sale of the Company (as defined in the MLTIP) occurred on December 31, 2020, we have assumed that the named executive officers would have been entitled to the following payments since the value of our business had appreciated to a level that would have resulted in an Eligible Distribution as of the date of the Company’s most recent valuation prior to December 31, 2020: Ms. Cook, $5,019,561; Mr. Thornock, $528,375; Mr. Prahm, $3,170,249 and Mr. Fleming $5,019,561. Had a Good Leaver Termination occurred on December 31, 2020 in connection with a Sale of the Company, we have assumed that the named executive officer’s would have been entitled to the following additional payments, reflecting the acceleration of the remaining two-thirds of the payments to be made in respect of such Eligible Distribution that would have otherwise been paid on each of the first and second anniversaries of the Eligible Distribution: Ms. Cook, $10,039,122; Mr. Thornock, $1,056,750; Mr. Prahm, $6,340,498 and Mr. Fleming $10,039,122. Mr. Villani would not have been entitled to any payments under the scenarios described above, as he did not own any phantom units as of December 31, 2020.

Director Compensation

Other than Mr. Libman, none of our directors received any cash or equity compensation in 2020. None of our directors receive separate compensation for attending meetings of our Board of Directors or any committees thereof. All directors are reimbursed for travel and other expenses directly related to director activities and responsibilities. We also provide Mr. Libman with office space and administrative support in connection with his duties as Chairman.

The following table summarizes the compensation paid to or earned by Mr. Libman in 2020.

2020 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(1)	Total ($)
Brian L. Libman	500,000	0	1,510,300	2,010,300

(1)

Amount includes (1) $10,300 in Company 401(k) matching contributions and (2) a $1,500,000 discretionary bonus Mr. Libman received in recognition of his role in overseeing the strategic direction of the Company. For further discussion of the Company’s Annual Incentive Compensation Programs, see “Executive Compensation in 2020—Annual Incentive Compensation” above.

COMPARISON OF CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS

Replay currently is an exempted company incorporated under the Cayman Islands Companies Act. The Cayman Islands Companies Act and Replay’s current Amended and Restated Memorandum and Articles of Association govern the rights of its shareholders. The Cayman Islands Companies Act differs in some material respects from laws generally applicable to United States corporations and their stockholders. In addition, Replay’s current Amended and Restated Memorandum and Articles of Association will differ in certain material respects from the Proposed Charter and Proposed Bylaws. As a result, when you become a stockholder of New Pubco, your rights will differ in some regards as compared to when you were a shareholder of Replay.

Below is a summary chart outlining certain important similarities and differences in the corporate governance and rights of shareholders of Replay as an exempted company incorporated under the Cayman Islands Companies Act and Replay’s current Amended and Restated Memorandum and Articles of Association, on the one hand, and stockholders of New Pubco as a Delaware corporation under the DGCL and the Proposed Charter and Proposed Bylaws, on the other hand. You also should review the Proposed Charter and Proposed Bylaws, attached hereto as Annexes D and E to this proxy statement/prospectus, as well as the corporate laws of the State of Delaware, including the DGCL, and Replay’s current Amended and Restated Memorandum and Articles of Incorporation, attached hereto as Annex C, and the corporate laws of the Cayman Islands, including the Cayman Islands Companies Act, to understand how these laws apply to New Pubco and Replay, respectively.

	Delaware	Cayman Islands
Stockholder/Shareholder Approval of Business Combinations

The merger or consolidation of a Delaware corporation generally requires approval of the corporation’s board of directors and the stockholders holding a majority of the outstanding shares entitled to vote.

Certain mergers or consolidations constituting “business combinations” as defined in the Proposed Charter require the approval of the corporation’s board of directors and the stockholders holding 66 1⁄3% of the outstanding voting stock of the corporation not owned by the “interested stockholder” as defined in the Proposed Charter.

Mergers in which one corporation or alternative entity owns 90% or more in voting power of each outstanding class of capital stock of a second corporation may be consummated without the vote of the second corporation’s board of directors or stockholders.

In addition, a corporation with shares listed on a national

Mergers require a special resolution, and any other authorization as may be specified in the relevant articles of association. Parties holding certain security interests in the constituent companies must also consent.

All mergers (other than parent/subsidiary mergers) require shareholder approval — there is no exception for smaller mergers.

Where a bidder has acquired 90% or more of the shares in a Cayman Islands company, it can compel the acquisition of the shares of the remaining shareholders and thereby become the sole shareholder. A Cayman Islands company may also be acquired through a “scheme of arrangement” sanctioned by a Cayman Islands court and approved by 50% + 1 in number and 75% in value of shareholders in attendance and voting at a general meeting.

	Delaware	Cayman Islands
securities exchange or held of record by more than 2,000 holders can dispense with a stockholder vote on the adoption of a merger agreement if the merger agreement provides for the acquisition of the corporation through a qualifying first-step tender or exchange offer and a second step-merger. In general, to be a qualifying first-step tender or exchange offer, upon consummation of the first-step offer, the buyer must have the amount and kind of shares that otherwise would be necessary to adopt the merger agreement at a meeting of stockholders under the DGCL and the target corporation’s certificate of incorporation.

Stockholder/Shareholder Votes for Routine Matters	Generally, and under the Proposed Bylaws, approval of routine corporate matters that are put to a stockholder vote require the affirmative vote of the holders of majority in voting power of shares present in person or represented by proxy at the meeting at which a quorum is present and entitled to vote on the subject matter.	Under the Cayman Islands Companies Act and the Existing Organizational Documents, routine corporate matters may be approved by an ordinary resolution (being a resolution passed by a simple majority of the shareholders as being entitled to do so).

Appraisal Rights	In general, under the DGCL, holders of shares of any class or series of stock have the right, in certain circumstances and subject to compliance with certain procedural requirements, to demand payment in cash for such shares equal to the fair value of such shares, plus interest, if any, as determined by the Court of Chancery of the State of Delaware. However, under the DGCL, no appraisal rights are available for shares of any class or series listed on a national securities exchange or held of record by more than 2,000 shareholders, unless the agreement of merger or consolidation	Minority shareholders that have the right to dissent from a merger are entitled to be paid the fair market value of their shares, which if necessary may ultimately be determined by the court.

	Delaware	Cayman Islands
converts such shares into anything other than (a) stock of the surviving corporation (or depositary receipts in respect thereof), (b) stock of another corporation which is either listed on a national securities exchange or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) some combination of the above. Such appraisal rights are not available for any shares of the surviving corporation in connection with certain mergers not requiring a vote of stockholders.

Inspection of Books and Records	Any stockholder of record or beneficial owner of shares held in a voting trust or by a nominee on behalf of such person may demand to inspect certain of the corporation’s books and records for a proper purpose during the usual hours for business.	Shareholders generally do not have any rights to inspect or obtain copies of the register of shareholders or other corporate records of a company.

Stockholder/Shareholder Derivative Lawsuits	Under Delaware law, a derivative suit may be brought by a stockholder on behalf of the corporation only if certain procedural requirements relating to ownership of shares are met by the stockholder and the stockholder either (i) make pre-suit demand presenting the claims to the corporation’s board of directors, requesting that the board bring suit and demonstrating that the board wrongfully refused to do so or (ii) plead facts showing that demand on the board of directors would have been futile.	In the Cayman Islands, the decision to institute proceedings on behalf of a company is generally taken by the company’s board of directors. A shareholder may be entitled to bring a derivative action on behalf of the company, but only in certain limited circumstances.

Fiduciary Duties of Directors

Directors owe the fiduciary duty of care and the duty of loyalty, which includes the duty to act in good faith, to the company and all of its stockholders.

The directors do not owe fiduciary duties directly to creditors;

A director owes fiduciary duties to a company, including to exercise loyalty, honesty and good faith to the company as a whole.

In addition to fiduciary duties, directors owe a duty of care, diligence and skill. Such duties are

	Delaware	Cayman Islands
	however, if the corporation is insolvent, creditors may have standing to assert derivative claims for breach of fiduciary duty.	owed to the company but may be owed direct to creditors or shareholders in certain limited circumstances.

Indemnification of Directors and Officers

A corporation is generally permitted to indemnify its directors and officers if they are determined to have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe their conduct was unlawful; except that no indemnification with respect to an action by or in the right of the corporation may be made in respect of any claim as to which a director or officer is adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Directors and certain officers of the corporation are required to be indemnified by the corporation if they are successful on the merits or otherwise in defense of an action, suit or proceeding (or claim, issue or matter therein) to which they are parties by reason of the fact that they were directors or such officers of the corporation.

A Cayman Islands company generally may indemnify its directors or officers except with regard to actual fraud or willful default.

Limited Liability of Directors	A corporation’s certificate of incorporation may contain a provision limiting or eliminating the personal liability of a director to the corporation or its	Liability of directors may be limited, except with regard to their own actual fraud or willful default. Directors may also be exculpated as well as indemnified

Delaware	Cayman Islands
stockholders for monetary damages for breach of fiduciary duty as a director, except with regard to (i) breaches of duty of loyalty, (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) unlawful repurchases, redemptions or dividends, or (iv) any transaction from which the director derived an improper personal benefit. The Proposed Charter contains such a provision.

DESCRIPTION OF SECURITIES

The following summary of the material terms of our securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities. We urge you to read the Proposed Charter and Proposed Bylaws in their entirety for a complete description of the rights and preferences of our securities following the Business Combination. The Proposed Charter and Proposed Bylaws are described in “Proposal No. 3—The Organizational Documents Proposals” and the full text of the Proposed Charter and Proposed Bylaws are attached as Annex D and Annex E, respectively, to this registration statement.

Authorized and Outstanding Stock

The Proposed Charter authorizes the issuance of an aggregate of 6,601,000,000 shares of capital stock, consisting of 6,000,000,000 shares of Class A Common Stock, $0.0001 par value per share, 1,000,000 shares of Class B Common Stock, $0.0001 par value per share, and 600,000,000 shares of undesignated preferred stock, $0.0001 par value per share. The shares of Common Stock to be issued in the Business Combination will be duly authorized, validly issued, fully paid and non-assessable.

Our purpose is to engage in any lawful act or activity for which corporations may be organized under the DGCL. We expect to have approximately 83,514,539 shares of Class A Common Stock outstanding immediately after the consummation of the Business Combination, assuming that no outstanding Ordinary Shares are redeemed in connection with the Business Combination, and 71,723,302 shares of Class A Common Stock outstanding immediately after the consummation of the Business Combination, assuming that 14,044,661 Ordinary Shares are redeemed in connection with the Business Combination. We expect to have approximately 7 shares of Class B Common Stock outstanding immediately after the consummation of the Business Combination. No shares of preferred stock will be issued or outstanding immediately after the offering contemplated by this prospectus. Unless our board of directors determines otherwise, we will issue all shares of our capital stock in uncertificated form.

Common Stock

The Proposed Charter, which we will adopt if the Organizational Documents Proposals are approved, provides for two classes of Common Stock: Class A Common Stock and Class B Common Stock. Pursuant to the Business Combination, each Ordinary Share outstanding immediately prior to the Domestication will be converted into a Replay LLC Unit, with each Replay LLC Unit outstanding immediately prior to the effectiveness of the Replay Merger being converted into the right to receive one share of Class A Common Stock. Pursuant to the Business Combination, New Pubco will issue to the Sellers shares of Class B Common Stock.

Class A Common Stock

Except as otherwise required by applicable law or as provided in the Proposed Charter, the holders of Class A Common Stock will be entitled to one vote per share on matters to be voted on by stockholders generally or by holders of Class A Common Stock as a separate class.

Subject to applicable law and the rights, if any, of the holders of any outstanding series of preferred stock or any other outstanding class or series of stock of New Pubco, holders of Class A Common Stock will be entitled to receive such dividends and distributions, if any, as may be declared from time to time by our board of directors in its discretion out of funds legally available therefor.

In the event of our voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up, after payment in full of all amounts required to be paid to creditors and subject to the rights of holders of preferred stock having liquidation preferences, if any, the holders of Class A Common Stock will be entitled to receive pro rata New Pubco’s remaining assets available for distribution.

Class B Common Stock

The shares of Class B Common Stock will have no economic rights but will entitle each holder, without regard to the number of shares of Class B Common Stock held by such holder, to a number of votes equal to the product of the total number of FoA Units held by such person multiplied by the number of shares of Class A Common Stock for which a FoA Unit is entitled to be exchanged at such time (the “Exchange Rate”), on all matters to be voted on by stockholders generally or by holders of Class B Common Stock as a separate class. On the date of Closing, the Exchange Rate will be 1 for 1, and will be subject to adjustment. The voting power afforded to holders of FoA Units by their shares of Class B Common Stock will be automatically and correspondingly reduced or increased as the number of FoA Units held by such holder of Class B Common Stock decreases or increases. For example, if a holder of Class B Common Stock holds 1,000 FoA Units as of the record date for determining stockholders of New Pubco that are entitled to vote on a particular matter, such holder will be entitled by virtue of such holder’s Class B Common Stock to 1,000 votes on such matter. If, however, such holder were to hold 500 FoA Units as of the relevant record date, such holder would be entitled by virtue of such holder’s Class B Common Stock to 500 votes on such matter.

Holders of Class B Common Stock will vote together as a single class with holders of Class A Common Stock on all matters submitted to a vote of the stockholders generally. Notwithstanding the foregoing, to the fullest extent permitted by law, holders of Common Stock will have no voting power with respect to, and will not be entitled to vote on, any amendment to the Proposed Charter that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Proposed Charter or pursuant to the DGCL.

Holders of Class B Common Stock will not be entitled to receive any dividends or distributions on account of such shares.

Holders of Class B Common Stock will not be entitled to receive any of our assets on account of such shares in the event of our voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up. Shares of Class B common stock are not convertible into or exchangeable for shares of Class A common stock or any other security.

Preferred Stock

The Proposed Charter authorizes the New Pubco Board to establish one or more series of preferred stock (including convertible preferred stock). Unless required by law or by any stock exchange, and subject to the terms of the Proposed Charter, the authorized shares of preferred stock will be available for issuance without further action by holders of Class A Common Stock or Class B Common Stock. The New Pubco Board is able to determine, with respect to any series of preferred stock, the powers (including voting powers), preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, including, without limitation:

•	the designation of the series;

•

the number of shares of the series, which the New Pubco Board may, except where otherwise provided in any preferred stock designation, increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares then outstanding);

•	whether dividends, if any, will be cumulative or non-cumulative and the dividend rate of the series;

•	the dates at which dividends, if any, will be payable on shares of such series;

•	the redemption rights and price or prices, if any, for shares of the series;

•	the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series;

•	the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of our affairs or other event;

•

whether the shares of the series will be convertible into shares of any other class or series, or any other security, of us or any other entity, and, if so, the specification of the other class or series or other security, the conversion price or prices or rate or rates, any rate adjustments, the date or dates as of which the shares will be convertible and all other terms and conditions upon which the conversion may be made;

•	restrictions on the issuance of shares of the same series or of any other class or series of our capital stock; and

•	the voting rights, if any, of the holders of the series.

New Pubco could issue a series of preferred stock that could, depending on the terms of the series, impede or discourage an acquisition attempt or other transaction that some, or a majority, of the holders of Class A Common Stock might believe to be in their best interests or in which the holders of Class A Common Stock might receive a premium over the market price of the shares of Class A Common Stock. Additionally, the issuance of preferred stock may adversely affect the rights of holders of our Class A Common Stock by restricting dividends on the Class A Common Stock, diluting the voting power of the Class A Common Stock or subordinating the rights of the Class A Common Stock to distributions upon a liquidation, dissolution or winding up or other event. As a result of these or other factors, the issuance of preferred stock could have an adverse impact on the market price of Class A Common Stock.

Preemptive or Other Rights

Our stockholders will have no preemptive or other subscription rights. There will be no sinking fund provisions applicable to the Common Stock, except that we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Ordinary Shares (which Ordinary Shares will be converted into Replay LLC Units pursuant to the Domestication and then will be converted into the right to receive shares of Class A Common Stock pursuant to the Replay Merger) upon the completion of the Business Combination.

Election of Directors

All elections of directors will be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

No Cumulative Voting

Under Delaware law, the right to vote cumulatively does not exist unless the charter specifically authorizes cumulative voting. The Proposed Charter will not authorize cumulative voting.

Annual Meeting

The Proposed Bylaws provide that annual stockholder meetings will be held at a date, time and place, if any, as exclusively selected by the New Pubco Board. To the extent permitted under applicable law, New Pubco may conduct meetings solely by means of remote communications, including by webcast.

Ordinary Shares Prior to the Business Combination

We are providing Public Shareholders with the opportunity to redeem all or a portion of their Public Shares upon the consummation of the Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, subject to the limitations described herein. Our Initial Shareholders have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to their Founder Shares and any Public Shares they may hold in connection with the completion of the Business Combination.

We will complete the Business Combination only if a majority of the outstanding Ordinary Shares voted at the special meeting are voted in favor of the Cayman Proposals. However, the participation of our Sponsor, officers, directors, advisors or their affiliates in privately-negotiated transactions, if any, could result in the approval of the Business Combination even if a majority of the remaining shareholders vote, or indicate their intention to vote, against the Business Combination.

Our Initial Shareholders have agreed to vote their Founder Shares, as well as any Public Shares purchased during or after our IPO, in favor of the Business Combination. Public Shareholders may elect to redeem their Public Shares whether they vote for or against the Business Combination.

Pursuant to Replay’s Amended and Restated Memorandum and Articles of Association, if we are unable to complete our initial business combination within 24 months from the closing of our IPO, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price which is payable in cash and equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable by us, less up to $100,000 of interest to pay dissolution expenses) divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, wind up our affairs and subsequently dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our Initial Shareholders have entered into letter agreements with us, pursuant to which they have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete our initial business combination within 24 months from the closing of our IPO. However, if our Initial Shareholders acquire Public Shares in or after our IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if we fail to complete our Business Combination within the prescribed time period.

Our shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the Common Stock, except that we will provide our shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of the Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest (less up to $100,000 of interest to pay dissolution expenses, which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, subject to the limitations described herein.

Founder Shares

The Founder Shares are identical to the Ordinary Shares sold in our IPO, and holders of Founder Shares have the same shareholder rights as Public Shareholders, except that (i) the Founder Shares are subject to certain transfer restrictions, as described in more detail below, and (ii) our Initial Shareholders have entered into letter agreements with us, pursuant to which they have agreed (A) to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of our initial business combination and (B) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete our initial business combination by the Outside Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if we fail to complete our initial business combination within such time period. Our Initial Shareholders have agreed to vote their Founder Shares and any Public Shares purchased during or after the IPO in favor of the Business Combination.

Pursuant to a letter agreement, with certain limited exceptions, the Founder Shares are not transferable, assignable or salable (except to our officers and directors and other persons or entities affiliated with our Sponsor, each of whom will be subject to the same transfer restrictions) until the earlier of (1) one year after the completion of our initial business combination and (2) the date following the completion of our initial business combination on which we consummate a liquidation, merger, amalgamation, share exchange, reorganization, or other similar transaction after our initial business combination that results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

Pursuant to the Sponsor Agreement, excluding the Founder Shares held by Daniel Marx, Mariano Bosch or Russell Colaco (unless transferred to any other Sponsor Person or permitted transferee thereof), 40% of the Founder Shares held by the Sponsor will be vested and wholly owned by the Sponsor as of the Closing and 60% of the Founder Shares held by the Sponsor will be subject to vesting and forfeiture in accordance with certain terms and conditions. For more information, see the section entitled “Certain Agreements Related to the Business Combination—Sponsor Agreement.” Additionally, pursuant to the Sponsor Agreement, the Sponsor Persons have agreed to (i) vote or cause to be voted at the general meeting all of their Founder Shares and all other equity securities that they hold in Replay in favor of each proposal in connection with the Business Combination and the Transaction Agreement and any other matters reasonably necessary for consummation of the Business Combination, (ii) use reasonable best efforts to cause to be done all reasonably necessary, proper or advisable actions to consummate the Business Transaction, (iii) waive all redemption rights and certain other rights in connection with the Business Transaction and (iv) be bound by the same exclusivity obligations that bind the Purchaser-Side Parties in the Transaction Agreement.

Preferred Stock

Our Amended and Restated Memorandum and Articles of Association currently provides that preferred shares, and the Proposed Charter will provide that shares of preferred stock, may be issued from time to time in one or more series. Our board of directors will be authorized to fix the voting rights, if any, designations, powers and preferences, the relative, participating, optional or other special rights, and any qualifications, limitations and restrictions thereof, applicable to the shares of each series of preferred stock. The board of directors will be able to, without stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the Common Stock and could have anti-takeover effects. The ability of our board of directors to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. We have no preferred shares outstanding at the date hereof.

Redeemable Warrants

Public Shareholders’ Warrants

Each whole Warrant entitles the registered holder to purchase one Ordinary Share at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of April 8, 2020 or 30 days after the completion of our initial business combination. Pursuant to the Warrant Agreement, a warrant holder may exercise its Warrants only for a whole number of Ordinary Shares. This means only a whole Warrant may be exercised at a given time by a warrant holder. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. The Warrants will expire five years after the completion of our initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

We will not be obligated to deliver any Ordinary Shares pursuant to the exercise of a Warrant and will have no obligation to settle such Warrant exercise unless a registration statement under the Securities Act, covering the issuance of the Ordinary Shares issuable upon exercise of the Warrants is then effective and a current prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration. No Warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their Warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption is available. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a Warrant, the holder of such Warrant will not be entitled to exercise such Warrant and such Warrant may have no value and expire worthless. In the event that a registration statement is not effective for the exercised Warrants, the purchaser of a Unit containing such Warrant will have paid the full purchase price for the Unit solely for the Ordinary Share underlying such Unit.

We have agreed that as soon as practicable, but in no event later than 15 business days, after the closing of our initial business combination, we will use our best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Class A Common Stock issuable upon exercise of the Warrants. We will use our best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Warrants in accordance with the provisions of the Warrant Agreement. Notwithstanding the above, if our Ordinary Shares are at the time of any exercise of a Warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of Public Warrants who exercise their Warrants to do so a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, but will use our best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Once the Warrants become exercisable, we may call the Warrants for redemption:

•	in whole and not in part;

•	at a price of $0.01 per Warrant;

•	upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

•

if, and only if, the last reported sale price of the Ordinary Shares equals or exceeds $18.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date we send the notice of redemption to the warrant holders.

If and when the Warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws.

We have established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the Warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the Warrants, each warrant holder will be entitled to exercise his, her or its Warrant prior to the scheduled redemption date. However, the price of the Ordinary Shares may fall below the $18.00 redemption trigger price as well as the $11.50 Warrant exercise price after the redemption notice is issued.

If we call the Warrants for redemption as described above, our management will have the option to require any holder that wishes to exercise his, her or its Warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their Warrants on a “cashless basis,” our management will consider, among other factors, our cash position, the number of Warrants that are outstanding and the dilutive effect on our shareholders of issuing the maximum number of Ordinary Shares issuable upon the exercise of our Warrants. If our management takes advantage of this option, all holders of Warrants would pay the exercise price by surrendering their Warrants for that number of Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of Ordinary Shares underlying the Warrants, multiplied by the excess of the “fair market value” (defined below) over the exercise price of the Warrants by (y) the fair market value. The “fair market value” shall mean the average last reported sale price of the Ordinary Shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Warrants. If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of Ordinary Shares to be received upon exercise of the Warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a Warrant redemption. We believe this feature is an attractive option to us if we do not need the cash from the exercise of the Warrants after our initial business combination. If we call our Warrants for redemption and our management does not take advantage of this option, our Sponsor and its permitted transferees would still be entitled to exercise their Private Placement Warrants for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their Warrants on a cashless basis, as described in more detail below.

A holder of a Warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.8% (or such other amount as a holder may specify) of the Ordinary Shares issued and outstanding immediately after giving effect to such exercise.

If the number of issued and outstanding Ordinary Shares is increased by a capitalization or share dividend payable in Ordinary Shares, or by a split-up of Ordinary Shares or other similar event, then, on the effective date of such share dividend, split-up or similar event, the number of Ordinary Shares issuable on exercise of each Warrant will be increased in proportion to such increase in the issued and outstanding Ordinary Shares. A rights offering to holders of Ordinary Shares entitling holders to purchase Ordinary Shares at a price less than the fair market value will be deemed a share dividend of a number of Ordinary Shares equal to the product of (1) the number of Ordinary Shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Ordinary Shares) multiplied by (2) one minus the quotient of (x) the price per ordinary share paid in such rights offering divided by (y) the fair market value. For these purposes (1) if the rights offering is for securities convertible into or exercisable for Ordinary Shares, in determining the price payable for Ordinary Shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (2) fair market value means the volume weighted average price of Ordinary Shares as reported during the 10 trading day period ending on the trading day prior to the first date on which the Ordinary Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if we, at any time while the Warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to the holders of Ordinary Shares on account of such Ordinary Shares (or other Ordinary Shares into which the Warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of Ordinary Shares in connection with a proposed initial business combination, (d) to satisfy the redemption rights of the holders of Ordinary Shares in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (i) to modify the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial business combination by the Outside Date or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity, or (e) in connection with the redemption of our Public Shares upon our failure to complete our initial business combination, then the Warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each ordinary share in respect of such event.

If the number of issued and outstanding Ordinary Shares is decreased by a consolidation, combination, reverse share split or reclassification of Ordinary Shares or other similar event, then, on the effective date of such consolidation, combination, reverse share split, reclassification or similar event, the number of Ordinary Shares issuable on exercise of each Warrant will be decreased in proportion to such decrease in issued and outstanding Ordinary Shares.

Whenever the number of Ordinary Shares purchasable upon the exercise of the Warrants is adjusted, as described above, the Warrant exercise price will be adjusted by multiplying the Warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of Ordinary Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of Ordinary Shares so purchasable immediately thereafter.

In addition, if (x) we issue additional Ordinary Shares or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at a Newly Issued Price (as described in our final prospectus) of less than $9.20 per ordinary share (with such issue price or effective issue price to be determined in good faith by our board of directors and, in the case of any such issuance to our Sponsor or its affiliates, without taking into account any Founder Shares held by our Sponsor or such affiliates, as applicable, prior to such issuance), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the consummation of our initial business combination (net of redemptions), and (z) the Market Value (as described in our final prospectus) is below $9.20 per share, the exercise price of the Warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price.

In case of any reclassification or reorganization of the issued and outstanding Ordinary Shares (other than those described above or that solely affects the par value of such Ordinary Shares), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our issued and outstanding Ordinary Shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the Warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of our Ordinary Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Warrants would have received if such holder had exercised their Warrants immediately prior to such event. However, if such holders were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets for which each Warrant will become exercisable will be deemed to be the weighted average of the kind and amount received per share by such holders in such consolidation or merger that affirmatively make such election, and if a tender, exchange or redemption offer has been made to and accepted by such holders (other than a tender, exchange or redemption offer made by the company in connection with redemption rights held by shareholders of the company as provided for in the company’s amended and restated memorandum and articles of association or as a result of the redemption of Ordinary Shares by the company if a proposed initial business combination is presented to the shareholders of the company for approval) under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the issued and outstanding Ordinary Shares, the holder of a Warrant will be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder if such Warrant holder had exercised the Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Ordinary

Shares held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustment (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in the Warrant Agreement. Additionally, if less than 70% of the consideration receivable by the holders of Ordinary Shares in such a transaction is payable in the form of Ordinary Shares in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the Warrant properly exercises the Warrant within 30 days following public disclosure of such transaction, the Warrant exercise price will be reduced as specified in the Warrant Agreement based on the per share consideration minus Black-Scholes Warrant Value (as defined in the Warrant Agreement) of the Warrant.

The Warrants were issued in registered form under the Warrant Agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The Warrant Agreement provides that the terms of the Warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 65% of the then issued and outstanding Public Warrants to make any change that adversely affects the interests of the registered holders of Public Warrants.

The Warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of Warrants being exercised. The warrant holders do not have the rights or privileges of holders of Ordinary Shares and any voting rights until they exercise their Warrants and receive Ordinary Shares. After the issuance of Ordinary Shares upon exercise of the Warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.

Private Placement Warrants

The Private Placement Warrants (including the Ordinary Shares issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of our initial business combination (except, among other limited exceptions, to our officers and directors and other persons or entities affiliated with our Sponsor) and they will not be redeemable by us so long as they are held by our Sponsor or its permitted transferees. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the warrants sold in the IPO. If the Private Placement Warrants are held by holders other than our Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the Units sold in our IPO.

If holders of the Private Placement Warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its warrants for that number of Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of Ordinary Shares underlying the warrants, multiplied by the excess of the “fair market value” (defined below) over the exercise price of the warrants by (y) the fair market value. The “fair market value” shall mean the average last reported sale price of the Ordinary Shares for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent. The reason that we have agreed that these warrants will be exercisable on a cashless basis so long as they are held by our Sponsor and its permitted transferees is because it is not known at this time whether they will be affiliated with us following a business combination. If they remain affiliated with us, their ability to sell our securities in the open market will be significantly limited. Even during such periods of time when insiders will be permitted to sell our securities, an insider cannot trade in our securities if he or she is in possession of material non-public information. Accordingly, unlike Public Shareholders who could exercise their warrants and sell the Ordinary Shares received upon such exercise freely in the open market in order to recoup the cost of such exercise, the insiders could be significantly restricted from selling such securities. As a result, we believe that allowing the holders to exercise such warrants on a cashless basis is appropriate.

Pursuant to the Sponsor Agreement, immediately prior to the Domestication, all of the Private Placement Warrants owned by the Sponsor will be exchanged for Ordinary Shares.

New Pubco Warrants

In connection with the Domestication, Replay’s Warrants shall automatically convert into an equal number of Warrants of Replay Acquisition LLC, which shall automatically be converted into an equal number of New Pubco Warrants pursuant to the Replay Merger. Pursuant to the Transaction Agreement, the holders of the Warrants will take all lawful actions to effect the conversion, including causing the Warrant Agreement to be amended or amended and restated to the extent necessary to give effect to such automatic conversion, and adding New Pubco as a party thereto, with such assignment, assumption and amendment to be in a customary form agreed to by Replay and FoA prior to the consummation of the Business Combination. The New Pubco Warrants offered in connection with the Business Combination will therefore be substantially identical to the Warrants, except that each New Pubco Warrant will be exercisable for one share of Class A Common Stock.

Dividends

We have not paid any cash dividends on our Ordinary Shares to date and do not intend to pay cash dividends prior to the completion of the Business Combination. The payment of cash dividends subsequent to our initial business combination will be within the discretion of our board of directors at such time.

Upon completion of the Business Combination, New Pubco will be a holding company with no material assets other than its interest in FoA. FoA intends to make distributions to holders of FoA Units in amounts sufficient to cover applicable taxes and other obligations under the Tax Receivable Agreements as well as any cash dividends declared by us.

The A&R LLC Agreement will provide that pro rata cash distributions be made to holders of FoA Units at certain assumed tax rates, which we refer to as “tax distributions.” For more information, see the section entitled “Certain Agreements Related to the Business Combination—Amended and Restated Limited Liability Company Agreement.” The A&R LLC Agreement will provide for tax distributions to the holders of FoA Units if the board of managers determines that a holder, by reason of holding FoA Units, incurs an income tax liability.

Our Transfer Agent and Warrant Agent

The transfer agent for our Ordinary Shares and warrant agent for our warrants is Continental Stock Transfer & Trust Company. We have agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent, its agents and each of its shareholders, directors, officers and employees against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

Anti-Takeover Effects of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and Certain Provisions of Delaware Law

The Proposed Charter, Proposed Bylaws and the DGCL contain provisions that are summarized in the following paragraphs and that are intended to enhance the likelihood of continuity and stability in the composition of our board of directors. These provisions are intended to avoid costly takeover battles, reduce our vulnerability to a hostile or abusive change of control and enhance the ability of our board of directors to maximize stockholder value in connection with any unsolicited offer to acquire us. However, these provisions may have an anti-takeover effect and may delay, deter or prevent a merger or acquisition of the Company by means of a tender offer, a proxy contest or other takeover attempt that a stockholder might consider in its best interest, including those attempts that might result in a premium over the prevailing market price for the shares of common stock held by stockholders.

Authorized but Unissued Capital Stock

Delaware law does not require stockholder approval for any issuance of shares that are authorized and available for issuance. However, the listing requirements of the NYSE, which would apply so long as the shares of Class A common stock remain listed on the NYSE, require stockholder approval of certain issuances equal to or exceeding 20% of the then outstanding voting power or the then outstanding number of shares of Class A Common Stock (we believe the position of the NYSE is that the calculation in this latter case treats as outstanding shares issuable upon exchange of outstanding FoA Units not held by New Pubco). These additional shares may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions.

Our board of directors may generally issue shares of one or more series of preferred stock on terms designed to discourage, delay or prevent a change of control of the Company or the removal of our management. Moreover, our authorized but unissued shares of preferred stock will be available for future issuances in one or more series without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, to facilitate acquisitions and employee benefit plans.

One of the effects of the existence of authorized and unissued and unreserved Class A Common Stock or preferred stock may be to enable our board of directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of our management and possibly deprive our stockholders of opportunities to sell their shares of Class A Common Stock at prices higher than prevailing market prices.

Business Combinations

We have opted out of Section 203 of the DGCL; however, the Proposed Charter contains similar provisions providing that we may not engage in certain “business combinations” with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder, unless:

•	prior to such time, our board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, excluding certain shares; or

•

at or subsequent to that time, the business combination is approved by our board of directors and by the affirmative vote of holders of at least 66 2⁄3% of our outstanding voting stock that is not owned by the interested stockholder.

Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an “interested stockholder” is a person who, together with that person’s affiliates and associates, owns, or within the previous three years owned, 15% or more of our outstanding voting stock. For purposes of this section only, “voting stock” has the meaning given to it in Section 203 of the DGCL.

Under certain circumstances, this provision will make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with us for a three-year period. This provision may encourage companies interested in acquiring us to negotiate in advance with our board of directors because the stockholder approval requirement would be avoided if our board of directors approves either the business combination or the transaction that results in the stockholder becoming an interested stockholder. These provisions also may have the effect of preventing changes in our board of directors and may make it more difficult to accomplish transactions that stockholders may otherwise deem to be in their best interests.

The Proposed Charter provides that the Principal Stockholders and their affiliates, and any of their respective direct or indirect transferees, and any group as to which such persons are a party, do not constitute “interested stockholders” for purposes of this provision.

Removal of Directors; Vacancies and Newly Created Directorships

The Proposed Charter provides that, subject to the rights granted to one or more series of preferred stock then outstanding or the rights granted under the Stockholders Agreement, any newly-created directorship on the board of directors that results from an increase in the number of directors and any vacancies on our board of directors will be filled only by the affirmative vote of a majority of the remaining directors, even if less than a quorum, by a sole remaining director or by the stockholders; provided, however, at any time when our Principal Stockholders collectively beneficially own, in the aggregate, less than 30% of voting power of the stock of the Company entitled to vote generally in the election of directors, any newly-created directorship on the board of directors that results from an increase in the number of directors and any vacancy occurring in the board of directors may only be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director (and not by the stockholders).

No Cumulative Voting

Under Delaware law, the right to vote cumulatively does not exist unless the certificate of incorporation specifically authorizes cumulative voting. The Proposed Charter does not authorize cumulative voting. Therefore, stockholders holding a majority in voting power of the shares of our stock entitled to vote generally in the election of directors will be able to elect all of our directors.

Special Stockholder Meetings

The Proposed Charter provides that special meetings of our stockholders may be called at any time only by or at the direction of the board of directors, the chairman of our board or the chief executive officer; provided, however, that at any time when our Principal Stockholders collectively beneficially own, in the aggregate, at least 30% in voting power of the stock entitled to vote generally in the election of directors, special meetings of our stockholders shall also be called by the board of directors or the chairman of the board of directors at the request of the Principal Stockholders. The Proposed Bylaws prohibit the conduct of any business at a special meeting other than as specified in the notice for such meeting. These provisions may have the effect of deterring, delaying or discouraging hostile takeovers, or changes in control or management of the Company.

Director Nominations and Stockholder Proposals

The Proposed Bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the board of directors or a committee of the board of directors. In order for any matter to be “properly brought” before a meeting, a stockholder will have to comply with advance notice requirements and provide us with certain information. Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. Our amended and restated bylaws also specify requirements as to the form and content of a stockholder’s notice. These provisions will not apply to the Principal Stockholders to the extent the Principal Stockholders are then subject to the Stockholders Agreement. The Proposed Bylaws allow the chairman of the meeting at a meeting of the stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. These provisions may also defer, delay or discourage a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to influence or obtain control of the Company.

Stockholder Action by Written Consent

Pursuant to Section 228 of the DGCL, any action required to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, is or are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of our stock entitled to vote thereon were present and voted, unless our amended and restated certificate of incorporation provides otherwise. The Proposed Charter does not permit our holders of Class A Common Stock to act by consent in writing, unless such action is recommended by all directors then in office, at any time when our Principal Stockholders collectively beneficially own, in the aggregate, less than 30% in voting power of our stock entitled to vote generally in the election of directors, but does permit our holders of Class B Common Stock to act by consent in writing without requiring any such recommendation by the directors then in office.

Dissenters’ Rights of Appraisal and Payment

Under the DGCL, with certain exceptions, our stockholders will have appraisal rights in connection with a merger or consolidation in which we are a constituent entity. Pursuant to the DGCL, stockholders who properly demand and perfect appraisal rights in connection with such merger or consolidation will have the right to receive payment of the fair value of their shares as determined by the Court of Chancery of the State of Delaware, plus interest, if any, on the amount determined to be the fair value, from the effective time of the merger or consolidation through the date of payment of the judgment.

Stockholders’ Derivative Actions

Under the DGCL, any of our stockholders may bring an action in our name to procure a judgment in our favor, also known as a derivative action, provided that the stockholder bringing the action is a holder of our shares at the time of the transaction to which the action relates or such stockholder’s stock thereafter devolved by operation of law. To bring such an action, the stockholder must otherwise comply with Delaware law regarding derivative actions.

Exclusive Forum

The Proposed Charter provides that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on our behalf; (ii) any action asserting a breach of fiduciary duty owed by any current or former director, officer, stockholder or employee of the company to the company or our stockholders; (iii) any action asserting a claim against us arising under the DGCL, our certificate of incorporation or our bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; or (iv) any action asserting a claim against us that is governed by the internal affairs doctrine.

Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. The Proposed Charter further provides that, unless we consent in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States, including the Securities Act and the Exchange Act and, in each case, the applicable rules and regulations promulgated thereunder. It is possible that a court could find these forum selection provisions to be inapplicable or unenforceable and, accordingly, New Pubco could be required to litigate claims in multiple jurisdictions, incur additional costs or otherwise not receive the benefits that the board of directors expects New Pubco’s forum selection provisions to provide.

To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of our company shall be deemed to have notice of and consented to the forum provisions in the Proposed Charter. However, investors will not be deemed to have waived compliance with the federal securities laws and the rules and regulations thereunder as a result of the forum selection provisions in the Proposed Charter.

Conflicts of Interest

Delaware law permits corporations to adopt provisions renouncing any interest or expectancy in certain opportunities that are presented to the corporation or its officers, directors or stockholders. The Proposed Charter will, to the maximum extent permitted from time to time by Delaware law, renounce any interest or expectancy that we have in, or right to be offered an opportunity to participate in, specified business opportunities that are from time to time presented to our officers, directors or stockholders or their respective affiliates, other than those officers, directors, stockholders or affiliates who are our or our subsidiaries’ employees. The Proposed Charter provides that, to the fullest extent permitted by law, none of the Principal Stockholders or any of their respective affiliates or any of our directors who are not employed by us (including any non-employee director who serves as one of our officers in both his or her director and officer capacities) or his or her affiliates will have any duty to refrain from (i) engaging in a corporate opportunity in the same or similar lines of business in which we or our affiliates now engage or propose to engage or (ii) otherwise competing with us or our affiliates. In addition, to the fullest extent permitted by law, in the event that the Principal Stockholders or any non-employee director acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself, himself or herself or its, his or her affiliates or for us or our affiliates, such person will have no duty to communicate or offer such transaction or business opportunity to us or any of our affiliates and they may take any such opportunity for themselves or offer it to another person or entity. The Proposed Charter will not renounce our interest in any business opportunity that is expressly offered to a non-employee director solely in his or her capacity as a director or officer of the Company. To the fullest extent permitted by law, no business opportunity will be deemed to be a potential corporate opportunity for us unless we would be permitted to undertake the opportunity under the Proposed Charter, we have sufficient financial resources to undertake the opportunity and the opportunity would be in line with our business.

Limitations on Liability and Indemnification of Officers and Directors

The DGCL authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties, subject to certain exceptions. The Proposed Charter includes a provision that eliminates the personal liability of directors for monetary damages to the corporation or its stockholders for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. The effect of these provisions is to eliminate the rights of us and our stockholders, through stockholders’ derivative suits on our behalf, to recover monetary damages from a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior. However, exculpation does not apply to any director if the director has breached such director’s duty of loyalty, acted in bad faith, knowingly or intentionally violated the law, authorized illegal dividends, redemptions or repurchases or derived an improper benefit from his or her actions as a director.

The Proposed Bylaws generally provide that we must indemnify and advance expenses to our directors and officers to the fullest extent authorized by the DGCL. We also are expressly authorized to carry directors’ and officers’ liability insurance providing indemnification for our directors, officers and certain employees for some liabilities. We believe that these indemnification and advancement provisions and insurance are useful to attract and retain qualified directors and executive officers.

The limitation of liability, indemnification and advancement provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. In addition, your investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.

Rule 144

Pursuant to Rule 144, a person who has beneficially owned restricted Ordinary Shares or warrants for at least six months would be entitled to sell such securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.

Persons who have beneficially owned restricted Ordinary Shares or warrants for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

•	1% of the total number of Ordinary Shares then issued and outstanding; or

•	the average weekly reported trading volume of the Ordinary Shares during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by our affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

•	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•

the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

•	at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As of the date of this registration statement, we had 35,937,500 Ordinary Shares outstanding. Of these shares, the 28,750,000 shares sold in our IPO are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act. All of the remaining 6,250,000 Founder Shares owned collectively by our Initial Shareholders are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering. Similarly, the shares of our Class A Common Stock that we will issue in the Business Combination will be restricted securities for purposes of Rule 144.

As of the date of this proxy statement, there are a total of 22,125,000 warrants to purchase Ordinary Shares outstanding. Each whole warrant is exercisable for one share Ordinary Share, in accordance with the terms of the warrant agreement governing the warrants. 14,375,000 of these warrants are Public Warrants and are freely tradable, except for any warrants purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act. In addition, we will be obligated to maintain an effective registration statement under the Securities Act covering the Ordinary Shares that may be issued upon the exercise of the Public Warrants (which will be Class A Common Stock following the Business Combination).

Exchange Agreement

Pursuant to the Exchange Agreement, holders of FoA Units may exchange their FoA Units for shares of Class A Common Stock on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. Each holder of FoA Units (other than New Pubco and its subsidiaries), and certain permitted transferees thereof, may on a quarterly basis (subject to the terms of the Exchange Agreement) exchange their FoA Units for shares of Class A Common Stock. In addition, subject to certain requirements, the Principal Stockholders will generally be permitted to exchange FoA Units for shares of Class A Common Stock from and after the Closing provided that the number of FoA Units surrendered in such exchanges during any 30-calendar day period represent, in the aggregate, greater than 2% of total interests in partnership capital or profits. Any Class A Common Stock received by the Principal Stockholders in any such exchange during the applicable restricted periods would be subject to the lock-up agreements entered into in connection with the Business Combination. New Pubco may impose restrictions on exchange that it determines to be necessary or advisable so that New Pubco is not treated as a “publicly traded partnership” for U.S. federal income tax purposes. As a holder exchanges FoA Units for shares of Class A Common Stock, the voting power afforded to such holder of FoA Units by their shares of Class B Common Stock is automatically and correspondingly reduced and the number of FoA Units held by New Pubco is correspondingly increased as it acquires the exchanged FoA Units. For example, if a holder of Class B Common Stock holds 1,000 FoA Units as of the record date for determining stockholders of New Pubco that are entitled to vote on a particular matter, such holder will be entitled by virtue of such holder’s Class B Common Stock to 1,000 votes on such matter. If, however, such holder were to hold 500 FoA Units as of the relevant record date, such holder would be entitled by virtue of such holder’s Class B Common Stock to 500 votes on such matter. For more information, see the section entitled “Certain Agreements Related to the Business Combination—Exchange Agreement.”

Subscription Agreements

Replay entered into Replay PIPE Agreements with various investors, including an affiliate of the Sponsor, pursuant to which such investors agreed to purchase Ordinary Shares (which Ordinary Shares will be converted into Replay LLC Units pursuant to the Domestication and then will be converted into the right to receive shares of Class A Common Stock pursuant to the Replay Merger). In connection with the execution of the Transaction Agreement, New Pubco and Replay (except as otherwise described below) entered into separate Subscription Agreements with a number of Subscribers, pursuant to which the Subscribers agreed to purchase, and New Pubco and Replay (except as otherwise described below) agreed to sell to the Subscribers, (i) Ordinary Shares, which will be converted into shares of Class A Common Stock in connection with the Closing, or (ii) in the case of the Subscribers affiliated with the Principal Stockholders, shares of Class A Common Stock, for a purchase price of $10.00 per share, in a PIPE. In the aggregate, the Subscribers have committed to purchase $250.0 million of PIPE Shares (25 million Ordinary Shares or shares of Class A Common Stock, as applicable), including $10.0 million of PIPE Shares (1 million Ordinary Shares or shares of Class A Common Stock) to be purchased by an affiliate of the Sponsor. The closing of the sale of the PIPE Shares pursuant to the Subscription Agreements is contingent upon, among other customary closing conditions, the substantially concurrent consummation of the Business Combination. For more information, see the section entitled “Certain Agreements Related to the Business Combination—PIPE Agreements.”

Registration Rights

Concurrently with the Closing, New Pubco and the Principal Stockholders will enter into a Registration Rights Agreement, pursuant to which, upon the demand of any Principal Stockholder, New Pubco will be required to facilitate a non-shelf registered offering of the New Pubco shares requested by such Principal Stockholder to be included in such offering. Any demanded non-shelf registered offering may, at New Pubco’s option, include New Pubco Shares to be sold by New Pubco for its own account and will also include registrable shares to be sold by holders that exercise their related piggyback rights in accordance with the Registration Rights Agreement. Within 90 days after receipt of a demand for such registration, New Pubco will be required to use its reasonable best efforts to file a registration statement relating to such demand. In certain circumstances, Principal Stockholders will be entitled to piggyback registration rights in connection with the demand of a non-shelf registered offering. In addition, the Registration Rights Agreement will entitle the Principal Stockholders to demand and be included in a shelf registration when New Pubco is eligible to sell its New Pubco Shares in a secondary offering on a delayed or continuous basis in accordance with Rule 415 of the Securities Act. For more information, see the section entitled “Certain Agreements Related to the Business Combination—Registration Rights Agreement.”

Quotation of Securities

We will apply to list the Class A Common Stock and Public Warrants on the NYSE under the symbols “FOA” and “FOA.WS,” respectively, upon the Closing. Our application has not yet been approved. See “Risk Factors—There can be no assurance that the Class A Common Stock will be approved for listing on the NYSE following the Closing, or if approved, that we will be able to comply with the continued listing standards of the NYSE.”

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of the Business Combination, New Pubco will have 6,000,000,000 shares of Class A Common Stock authorized and, based on the assumptions set out elsewhere in this proxy statement/prospectus, 83,514,539 shares of Class A Common Stock issued and outstanding, assuming no Ordinary Shares are redeemed in connection with the Business Combination. All of the shares of Class A Common Stock issued in connection with the Business Combination will be freely transferable by persons other than by New Pubco’s “affiliates” without restriction or further registration under the Securities Act. Sales of substantial amounts of the Class A Common Stock in the public market could adversely affect prevailing market prices of the Class A Common Stock.

Lock-up Agreements and Registration Rights

Certain Replay shareholders have agreed to (i) a one-year post-Closing lock-up period applicable to the transfer of a Sponsor Person’s New Pubco securities, other than any securities of Replay issued in Replay’s IPO or purchased on the open market, pursuant to the PIPE or acquired through the Warrant Exchange (collectively, the “Excluded Securities”) and (ii) a 180-day post-Closing lock-up period applicable to the transfer of a Sponsor Person’s Excluded Securities, other than any Excluded Securities purchased in connection with the PIPE or on the open market after the date of the Sponsor Agreement, in each case, subject to limited exceptions.

The Principal Stockholders have agreed to a 180-day post-Closing lock-up period applicable to the transfer of such Principal Stockholder’s New Pubco securities, subject to limited exceptions, other than any New Pubco securities purchased in connection with the PIPE or on the open market.

In connection with, and as a condition to the consummation of, the Business Combination, the Transaction Agreement provides that the Principal Stockholders will enter into the Registration Rights Agreement. Pursuant to the terms of the Registration Rights Agreement, Replay will be obligated to file, after it becomes eligible to use Form S-3 or its successor form, a shelf registration statement to register the resale by the parties of the Ordinary Shares issuable in connection with the Business Combination. The Registration Rights Agreement will also provide the parties with demand, “piggy-back” and Form S-3 registration rights, subject to certain minimum requirements and customary conditions.

Pursuant to the Subscription Agreements, New Pubco agreed that, within 45 calendar days after the Closing, New Pubco will file with the SEC (at New Pubco’s sole cost and expense) a registration statement registering the resale of the PIPE Shares (the “Resale Registration Statement”), and New Pubco will use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof, subject to certain conditions. Each Subscription Agreement will terminate upon the earlier to occur of (i) such date and time as the Transaction Agreement is terminated in accordance with its terms, and (ii) upon the mutual written agreement of each of the parties to the Subscription Agreement

Rule 144

All of Replay’s equity shares that will be outstanding upon the completion of the Business Combination, other than those equity shares sold in connection with the Business Combination, are “restricted securities” as that term is defined in Rule 144 under the Securities Act and may be sold publicly in the United States only if they are subject to an effective registration statement under the Securities Act or pursuant to an exemption from the registration requirement such as those provided by Rule 144 and Rule 701 promulgated under the Securities Act. In general, beginning 90 days after the date of this proxy statement/prospectus, a person (or persons whose shares are aggregated) who, at the time of a sale, is not, and has not been during the three months preceding the sale, an affiliate of Replay and has beneficially owned Replay’s restricted securities for at least six months will be entitled to sell the restricted securities without registration under the Securities Act, subject only to the availability of current public information about Replay. Persons who are affiliates of Replay and have beneficially owned Replay’s restricted securities for at least six months may sell a number of restricted securities within any three-month period that does not exceed the greater of the following:

•	1% of the then outstanding equity shares of the same class which, immediately after the Business Combination, will equal 835,145 shares of New Pubco Class A Common Stock and 143,750 Warrants; or

•	the average weekly trading volume of shares of New Pubco Class A Common Stock during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales by affiliates of Replay under Rule 144 are also subject to certain requirements relating to manner of sale, notice and the availability of current public information about Replay.

Rule 701

In general, under Rule 701 of the Securities Act as currently in effect, each of FoA’s employees, consultants or advisors who purchases equity shares from Replay in connection with a compensatory stock plan or other written agreement executed prior to the completion of the Business Combination is eligible to resell those equity shares in reliance on Rule 144, but without compliance with some of the restrictions, including the holding period, contained in Rule 144. However, the Rule 701 shares would remain subject to lock-up arrangements and would only become eligible for sale when the lock-up period expires.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of (i) Replay as of the date of this proxy statement/prospectus (pre-Business Combination) and (ii) New Pubco immediately following the completion of the Business Combination (post-Business Combination), assuming (i) that no Public Shares of Replay are redeemed and (ii) that 14,044,661 Ordinary Shares are redeemed:

•

each person known by Replay to be the beneficial owner of more than 5% of the shares of Ordinary Shares on the date of this proxy statement/prospectus (pre-Business Combination) or the beneficial owner of more than 5% of the voting power of New Pubco’s common stock upon completion of the Business Combination;

•	each of Replay’s named executive officers and directors;

•	all of Replay’s executive officers and directors as a group;

•	each person who will become a named executive officer or is nominated to become a director of New Pubco upon completion of the Business Combination; and

•	all executive officers and directors of New Pubco as a group after completion of the Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of the Ordinary Shares of Replay pre-Business Combination is based on 35,937,500 Ordinary Shares issued and outstanding as of January 20, 2021.

The beneficial ownership of the shares of Class A Common Stock of New Pubco post-business combination is based on 195,458,500 shares outstanding following the Closing, consisting of 191,200,000 vested shares and 4,258,500 unvested shares that are subject to vesting and forfeiture.

The beneficial ownership information below includes 4,258,500 shares of Class A Common Stock held by the Sponsor following the Business Combination that are subject to vesting and forfeiture will not be entitled to receive any dividends or other distributions, or to have any other economic rights until such shares are vested, and such shares will not be entitled to receive back dividends or other distributions or any other form of economic “catch-up” once they become vested. Additionally, for so long as they remain unvested, such shares must be voted proportionately with all other shares of Class A Common Stock and Class B Common Stock on all matters put to a vote of holders of New Pubco voting stock (i.e., holders of unvested Founder Shares will have no discretion in how such shares are voted). See “Certain Agreements Related to the Business Combination—Sponsor Agreement.”

The beneficial ownership information below excludes the shares underlying the Public Warrants, the Earnout Securities and the shares expected to be issued or reserved under the Incentive Plan.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is (i) with respect to Replay, 767 Fifth Avenue, 46th Floor New York, New York 10153 and (ii) with respect to New Pubco, 909 Lake Carolyn Parkway, Suite 1550, Irving, Texas 75039.

			New Pubco Post-Business Combination
	Replay Ordinary Shares		Assuming No Redemption			Assuming Redemption of 14,044,661 Ordinary Shares
Name and Address of Beneficial Owner	Number of Shares Beneficially owned	% of Voting Control	Shares of Class A Common Stock(1)	Post-Merger FoA Units(1)	% of Total Voting Power(2)	Shares of Class A Common Stock(1)	Post-Merger FoA Units(1)	% of Total Voting Power(2)
Replay
Edmond Safra(3)(4)	9,447,500	26.3%	11,222,500	—	5.7%	11,222,500	—	5.7%
Gregorio Werthein(3)	7,247,500	20.2%	8,022,500	—	4.1%	8,022,500	—	4.1%
Brendan Driscoll	—	—	—	—	—	—	—	—
Leonardo Madcur	—	—	—	—	—	—	—	—
Ezra Cohen	—	—	—	—	—	—	—	—
Daniel Marx	25,000	*	25,000	—	*	25,000	—	*
Mariano Bosch	40,000	*	40,000	—	*	40,000	—	*
Russell Colaco	25,000	*	25,000	—	*	25,000	—	*
All pre-Business Combination Directors and Officers as a Group (8 persons)	9,687,500	27.0%	11,462,500	—	5.9%	11,462,500	—	5.9%
Replay Sponsor, LLC(3)	7,097,500	19.7%	7,872,500	—	4.0%	7,872,500	—	4.0%
Glazer Capital, LLC(5)	3,551,243	9.9%	3,551,243	—	1.8%	3,551,243	—	1.8%
D1 Capital Partners L.P.(6)	2,500,000	7.0%	7,500,000	—	3.8%	7,500,000	—	3.8%
EMS Opportunity Ltd.(4)	2,350,000	6.5%	3,350,000	—	1.7%	3,350,000	—	1.7%
Linden Capital L.P.(7)	2,323,758	6.5%	2,323,758	—	1.2%	2,323,758	—	1.2%
RP Investment Advisors LP(8)	2,202,400	6.1%	2,202,400	—	1.1%	2,202,400	—	1.1%
Basso SPAC Fund LLC(9)	1,998,252	5.6%	1,998,252	—	1.0%	1,998,252	—	1.0%
Polar Asset Management Partners Inc.(10)	1,800,000	5.0%	1,800,000	—	*	1,800,000	—	*

Director Nominees and Named Executive Officers of New Pubco Post-Business Combination:
Brian L. Libman(11)(12)	—	—	1,380,247	63,720,656	33.3%	1,380,247	70,432,455	36.7%
Patricia L. Cook	—	—	289,000	355,757	*	315,660	393,230	*
Menes Chee
Norma C. Corio	—	—	—	—	—	—	—	—

			New Pubco Post-Business Combination
	Replay Ordinary Shares		Assuming No Redemption			Assuming Redemption of 14,044,661 Ordinary Shares
Name and Address of Beneficial Owner	Number of Shares Beneficially owned	% of Voting Control	Shares of Class A Common Stock(1)	Post-Merger FoA Units(1)	% of Total Voting Power(2)	Shares of Class A Common Stock(1)	Post-Merger FoA Units(1)	% of Total Voting Power(2)
Robert W. Lord	—	—	—	—	—	—	—	—
Tyson A. Pratcher	—	—	—	—	—	—	—	—
Lance N. West(13)	—	—	700,000	—	*	700,000	—	*
Graham Fleming	—	—	289,000	1,140,329	*	315,660	1,260,442	*
Jeremy Prahm	—	—	182,526	428,815	*	199,364	473,982	*
Tai A. Thornock	—	—	30,421	—	*	33,227	—	*
Anthony Villani	—	—	—	—	—	—	—	—
All post-Business Combination Director Nominees and Executive Officers as a Group (11 persons)	—	—	2,871,194	65,645,557	35.1%	2,944,159	72,560,109	38.6%

Blackstone(12)(14)	—	—	21,433,278	43,654,122	33.3%	23,383,338	48,252,281	36.7%

*	Represents less than 1%.
(1)

Subject to the terms of the Exchange Agreement, the FoA Units are exchangeable for shares of New Pubco’s Class A Common Stock on a one-for-one basis from and after the Closing. See “Certain Agreements Related to the Business Combination—Exchange Agreement.” Beneficial ownership of FoA Units reflected in this table has not been also reflected as beneficial ownership of shares of New Pubco Class A Common Stock for which such FoA Units may be exchanged.

(2)

Represents percentage of voting power of the New Pubco Class A Common Stock and Class B Common Stock voting together as a single class. See “Description of Securities—Authorized and Outstanding Stock—Voting Power.”

(3)

Includes 7,097,500 Ordinary Shares held by the Sponsor. The New Pubco Post-Business Combination amounts also include 775,000 Ordinary Shares that will be received by the Sponsor in the Warrant Exchange. Messrs. Edmond Safra and Gregorio Werthein are managers of the Sponsor. Accordingly, all of the shares held by the Sponsor may be deemed to be beneficially held by Messrs. Edmond Safra and Gregorio Werthein. Each of Messrs. Edmond Safra and Gregorio Werthein disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(4)

Includes 2,350,000 Ordinary Shares held directly by EMS Opportunity Ltd. and indirectly by Mr. Safra as the sole shareholder of EMS Capital Holding Inc., which is the general partner of EMS Capital LP, the investment manager of EMS Opportunity Ltd. The New Pubco Post-Business Combination amounts also include 1,000,000 PIPE Shares to be purchased by EMS Opportunity Ltd. Mr. Safra disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(5)

According to a Schedule 13G filed with the SEC on November 10, 2020, on behalf of Glazer Capital, LLC (“Glazer Capital”) and Paul J. Glazer. The reported Ordinary Shares shown above are held by certain funds and accounts to which Glazer Capital serves as investment manager. Mr. Paul J. Glazer serves as the Managing Member of Glazer Capital. Each of Glazer Capital and Mr. Paul J. Glazer disclaims beneficial ownership of such securities except to the extent of their pecuniary interest therein.

(6)

According to a Schedule 13G filed with the SEC on February 13, 2020, on behalf of D1 Capital Partners L.P. (the “Investment Manager”) and Daniel Sundheim. The Investment Manager is a registered investment adviser and serves as the investment manager of private investment vehicles and accounts, including D1 Capital Partners Master LP, and Mr. Sundheim indirectly controls the Investment Manager. The New Pubco

Post-Business Combination amounts include 5,000,000 PIPE Shares to be purchased by the Investment Manager. The business address of this shareholder is 9 West 57th Street, 36th Floor, New York, New York 10019.

(7)

According to a Schedule 13G filed with the SEC on April 17, 2019, as amended by a Schedule 13G/A filed with the SEC on January 14, 2020, on behalf of Linden Capital L.P. (“Linden Capital”), Linden GP LLC (“Linden GP”), Linden Advisors LP (“Linden Advisors”) and Siu Min (Joe) Wong. The reported Ordinary Shares shown above are held for the account of Linden Capital and separately managed accounts (the “Managed Accounts”). Linden GP is the general partner of Linden Capital and, in such capacity, may be deemed to beneficially own the Ordinary Shares held by Linden Capital. Linden Advisors is the investment manager of Linden Capital and trading advisor or investment advisor for the Managed Accounts. Mr. Wong is the principal owner and controlling person of Linden Advisors and Linden GP. In such capacities, Linden Advisors and Mr. Wong may each be deemed to beneficially own the Ordinary Shares held by each of Linden Capital and the Managed Accounts. The business address for Linden Capital is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda. The business address for each of Linden Advisors, Linden GP and Mr. Wong is 590 Madison Avenue, 15th Floor, New York, New York 10022.

(8)

According to a Schedule 13G filed with the SEC on February 4, 2020, on behalf of RP Investment Advisors LP, RP Select Opportunities Master Fund Ltd., RP Debt Opportunities Fund Ltd. and RP Alternative Global Bond Fund. RP Select Opportunities Master Fund Ltd., RP Debt Opportunities Fund Ltd. and RP Alternative Global Bond Fund are the record and direct beneficial owners of the reported Ordinary Shares shown above. RP Investment Advisors LP is the investment advisor of, and may be deemed to beneficially own securities owned by, RP Select Opportunities Master Fund Ltd., RP Debt Opportunities Fund Ltd. and RP Alternative Global Bond Fund. The business address of this shareholder is 39 Hazelton Avenue, Toronto, Ontario, Canada, M5R 2E3.

(9)

According to a Schedule 13G filed with the SEC on December 9, 2020, on behalf of Basso SPAC Fund LLC (“Basso SPAC”), Basso Management, LLC (“Basso Management”), Basso Capital Management, L.P. (“BCM”), Basso GP, LLC (“Basso GP”) and Howard I. Fischer. The reported Ordinary Shares shown above are directly beneficially owned by Basso SPAC. Basso Management is the manager of Basso SPAC. BCM serves as the investment manager of Basso SPAC. Basso GP is the general partner of BCM. Mr. Fischer is the principal portfolio manager for Basso SPAC, the Chief Executive Officer and a Founding Managing Partner of BCM, and a member of each of Basso Management and Basso GP. Accordingly, each of Basso Management, BCM, Basso GP and Mr. Fischer may be deemed to indirectly beneficially own the Ordinary Shares reported above.

(10)

According to a Schedule 13G filed with the SEC on February 12, 2020, on behalf of Polar Asset Management Partners Inc., which serves as the investment advisor to Polar Multi-Strategy Master Fund (“PMSMF”) with respect to the Ordinary Shares directly held by PMSMF. The business address of this shareholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(11)

Pursuant to the limited liability company agreement of Libman Family Holdings, LLC (“LFH”), LFH is managed by a board of managers consisting of Brian Libman, as the sole manager. LFH is owned, in equal parts, by Libman-Alpha Holdings, LLC (“Alpha”), Libman-Eta Holdings, LLC (“Eta”) and Libman-Kappa Holdings, LLC (“Kappa”). Each of Alpha, Eta and Kappa are owned by Brian Libman, Sharon Libman, Libman 2004 Trust (the “04 Trust”) and Libman Family Generational Trust (the “Generational Trust”). The Trustee of each of the 04 Trust and the Generational Trust is Kenneth Libman.

Pursuant to the limited liability company agreement of The Mortgage Opportunity Group, LLC (“TMOG”), TMOG is managed by a board of managers consisting of Brian Libman, as the sole manager. TMOG is owned, in equal parts, by Brian Libman and Sharon Libman.

(12)

In connection with the Closing, we will enter into the Stockholders Agreement with each of our Principal Stockholders pursuant to which they will have certain board nomination and other rights as described in “Certain Agreements Related to the Business Combination—Exchange Agreement.” Each of the Blackstone

Investors and the BL Investors will agree to vote the respective shares of New Pubco common stock beneficially owned by them in favor of the individuals nominated as New Pubco’s directors in accordance with the terms of the Stockholders Agreement.

(13)	Reflects securities held directly by CDZ Capital Partners, LP. The general partner of CDZ Capital Partners, LP is CDZ Capital Corp. Mr. West controls CDZ Capital Corp.’s investment decisions.

(14)

Reflects (i) 43,395,272 FoA Units and 2,050,251 shares of Class A Common Stock and (ii) 47,967,389 FoA Units and 2,050,251 shares of Class A Common Stock held directly by BTO Urban Holdings L.L.C., (i) 258,850 FoA Units and (ii) 284,892 FoA Units held directly by Blackstone Family Tactical Opportunities Investment Partnership NQ – ESC L.P. and (i) 19,383,028 and (ii) 21,333,087 shares of Class A Common Stock directly held by BTO Urban Holdings II L.P., in each case, assuming (i) that no Public Shares of Replay are redeemed and (ii) that 14,044,661 Ordinary Shares are redeemed, respectively.

BTO Urban Holdings L.L.C. is owned by Blackstone Tactical Opportunities Fund – NQ L.P., Blackstone Tactical Opportunities Fund II – NQ L.P., Blackstone Tactical Opportunities Fund – A (RA) – NQ L.P., Blackstone Tactical Opportunities Fund – I – NQ L.P., Blackstone Tactical Opportunities Fund – S – NQ L.P., Blackstone Tactical Opportunities Fund – C – NQ L.P., Blackstone Tactical Opportunities Fund – L – NQ L.P., Blackstone Tactical Opportunities Fund – O – NQ L.P., Blackstone Tactical Opportunities Fund – N – NQ L.P., Blackstone Tactical Opportunities Fund – U – NQ L.L.C., Blackstone Tactical Opportunities Fund II – C – NQ L.P., Blackstone Tactical Opportunities Fund – T – NQ L.P., Blackstone Tactical Opportunities Fund II – F – NQ L.P., Blackstone Tactical Opportunities Fund – G – NQ L.P., Blackstone Tactical Opportunities Fund – AD – NQ L.P. (collectively, each of the Blackstone Tactical Opportunities Funds described above in this paragraph shall be referred to as the “Blackstone Tactical Opportunities Funds”), BTAS NQ Holdings L.L.C. and Blackstone Family Tactical Opportunities Investment Partnership SMD L.P.

The general partner of each of the Blackstone Tactical Opportunities Funds is Blackstone Tactical Opportunities Associates – NQ L.L.C. The sole member of Blackstone Tactical Opportunities Associates – NQ L.L.C. is BTOA – NQ L.L.C. The managing member of BTOA – NQ LLC is Blackstone Holdings II L.P. The managing member of BTAS NQ Holdings L.L.C. is BTAS Associates - NQ L.L.C. The managing member of BTAS Associates - NQ L.L.C. is Blackstone Holdings II L.P.

The general partner of Blackstone Family Tactical Opportunities Investment Partnership SMD L.P. is Blackstone Family GP L.L.C. Blackstone Family GP L.L.C. is wholly owned by Blackstone’s senior managing directors and controlled by its founder, Mr. Schwarzman.

The general partner of BTO Urban Holdings II L.P. is Blackstone Tactical Opportunities Associates L.L.C. The managing member of Blackstone Tactical Opportunities Associates L.L.C. is BTOA L.L.C. The managing member of BTOA L.L.C. is Blackstone Holdings III L.P. The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P. The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C.

Blackstone Holdings I/II GP L.L.C. is the general partner of Blackstone Holdings II L.P. The Blackstone Group Inc. is the sole member of each of Blackstone Holdings I/II GP L.L.C. and Blackstone Holdings III GP Management L.L.C. The sole holder of the Class C common stock of The Blackstone Group Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman.

Each of the Blackstone entities described in this footnote and Stephen A. Schwarzman (other than to the extent it or he directly holds securities as described herein) may be deemed to beneficially own the securities directly or indirectly controlled by such Blackstone entities or him, but each disclaims beneficial ownership of such securities. The address of each of such Blackstone entities and Mr. Schwarzman is c/o The Blackstone Group Inc., 345 Park Avenue, New York, New York 10154.

ADDITIONAL INFORMATION

Submission of Future Shareholder Proposals

Replay’s board of directors is aware of no other matter that may be brought before the general meeting. Under Delaware law, only business that is specified in the notice of general meeting to stockholders may be transacted at the general meeting.

If Replay does not consummate a business combination by the Outside Date, Replay is required to begin the dissolution process provided for in its Existing Organizational Documents. Replay will liquidate as soon as practicable following such dissolution and will conduct no annual meetings thereafter.

Legal Matters

The validity of the Ordinary Shares and Class A Common Stock to be issued in connection with the Business Combination will be passed upon by Greenberg Traurig, LLP.

Experts

The consolidated financial statements of FoA as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019, included in this proxy statement/prospectus, have been so included in reliance on the report of BDO USA, LLP, an independent registered public accounting firm, appearing elsewhere herein and in the proxy statement/prospectus, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Replay as of December 31, 2019 and 2018, and for the year ended December 31, 2019, and for the period from November 6, 2018 (inception) to December 31, 2018 appearing in this proxy statement/prospectus have been audited by WithumSmith+Brown, PC, independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Representatives of WithumSmith+Brown, PC are not expected to be present at the general meeting.

The financial statement of Finance of America Companies Inc. as of October 9, 2020, appearing in this proxy statement/prospectus have been audited by WithumSmith+Brown, PC, independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Representatives of WithumSmith+Brown, PC are not expected to be present at the general meeting.

Delivery of Documents to Shareholders

Pursuant to the rules of the SEC, Replay and servicers that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the proxy statement. Upon written or oral request, Replay will deliver a separate copy of the proxy statement to any shareholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of the proxy statement may likewise request delivery of single copies of the proxy statement in the future. Shareholders may notify Replay of their requests by calling or writing Replay at its principal executive offices at (212) 891-2700 or 767 Fifth Avenue, 46th Floor, New York, New York 10153.

Transfer Agent; Warrant Agent and Registrar

The registrar and transfer agent for the Ordinary Shares and the warrant agent for the Warrants is Continental Stock Transfer & Trust Company. Replay has agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

INDEX TO FINANCIAL STATEMENTS

NEW PUBCO FINANCIAL STATEMENT

Consolidated Financial Statement of Finance of America Companies Inc. as of October 9, 2020

Report of Independent Registered Public Accounting Firm	F-2
Consolidated Balance Sheet	F-3
Notes to Consolidated Balance Sheet	F-4

FOA FINANCIAL STATEMENTS
Audited Consolidated Financial Statements of Finance of America Equity Capital LLC as of December 31, 2019 and 2018 and for the years ended December 31, 2019, 2018 and 2017

Report of Independent Registered Public Accounting Firm	F-5
Consolidated Statements of Financial Condition	F-7
Consolidated Statements of Operations and Comprehensive Income	F-9
Consolidated Statements of Changes in Members’ Equity	F-10
Consolidated Statements of Cash Flows	F-11
Notes to Consolidated Financial Statements	F-13

Unaudited Consolidated Financial Statements of Finance of America Equity Capital LLC as of September 30, 2020 and for the nine months ended September 30, 2020 and September 30, 2019
Consolidated Statements of Financial Condition	F-110
Consolidated Statements of Operations and Comprehensive Income	F-112
Consolidated Statements of Changes in Members’ Equity	F-113
Consolidated Statements of Cash Flows	F-114
Notes to Consolidated Financial Statements	F-116

REPLAY FINANCIAL STATEMENTS

Audited Financial Statements of Replay Acquisition Corp. as of December 31, 2019 and 2018 and for the year ended December 31, 2019 and for the period from November 6, 2018 (inception) through December 31, 2018

Report of Independent Registered Public Accounting Firm	F-175
Balance Sheets	F-176
Statements of Operations	F-177
Statements of Changes in Shareholders’ Equity	F-178
Statements of Cash Flows	F-179
Notes to Financial Statements	F-180

Unaudited Financial Statements of Replay Acquisition Corp. as of September 30, 2020 and for the three and nine months ended September 30, 2020 and September 30, 2019
Balance Sheets	F-192
Statements of Operations	F-193
Statements of Changes in Shareholders’ Equity	F-194
Statements of Cash Flows	F-195
Notes to Financial Statements	F-196

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors of:

Finance of America Companies Inc.

Opinion on the Financial Statement

We have audited the accompanying consolidated balance sheet of Finance of America Companies Inc. (the “Company”) as of October 9, 2020, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of October 9, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2020.

New York, New York

December 21, 2020

FINANCE OF AMERICA COMPANIES INC.

CONSOLIDATED BALANCE SHEET

October 9, 2020
Assets:

Total Assets	$—

Liabilities:

Total Liabilities	$—

Stockholder’s Equity:
Common stock $0.0001 par value per share, 1,000 shares authorized, one issued and outstanding	$—
Additional paid-in capital	1
Accumulated deficit	(1)

Total Stockholder’s Equity	$—

The accompanying notes are an integral part of this consolidated financial statement.

FINANCE OF AMERICA COMPANIES INC.

NOTES TO CONSOLIDATED BALANCE SHEET

Note	1: Formation of the Company and Description of Business

Finance of America Companies, Inc. (the “Corporation”) was incorporated as a Delaware corporation on October 9, 2020, as a wholly-owned subsidiary of Replay Acquisition Corp., a Cayman Islands exempted company. The Corporation’s fiscal year end is December 31. Pursuant to a reorganization into a holding corporation structure, the Corporation will become a holding corporation and its sole material asset is expected to be an equity interest in Finance of America Equity Capital LLC, a Delaware limited liability company.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The balance sheet is presented in accordance with accounting principles generally accepted in the United States of America. Separate consolidated statements of operations, changes in stockholder’s equity, and cash flows have not been presented because there have been no activities in the consolidated entities, other than for formation costs incurred.

Principles of Consolidation

The consolidated financial statement includes the accounts of the Corporation and its wholly owned subsidiaries, RPLY Merger Sub LLC, a Delaware limited liability company, and RPLY BLKR Merger Sub LLC, a Delaware limited liability company. All significant inter-company transactions and balances have been eliminated in consolidation.

Note 3: Common Stock

The Company is authorized to issue 1,000 shares of common stock, par value $0.0001 per share. As of October 9, 2020, one share is issued and outstanding.

Note 4: Subsequent Events

Management has evaluated subsequent events to determine if events or transactions occurring through the date the consolidated financial statement is available for issuance requires potential adjustment to or disclosure in the consolidated financial statement and has concluded that all such events that would require recognition or disclosure have been recognized or disclosed.

Report of Independent Registered Public Accounting Firm

To the Members of the Audit Committee

Finance of America Equity Capital LLC and Subsidiaries

Dallas, Texas

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of financial condition of Finance of America Equity Capital LLC and Subsidiaries (the “Company”) as of December 31, 2019 and 2018, the related consolidated statements of operations and comprehensive income, changes in members’ equity, and cash flows for each of the three years in the period ended December 31, 2019, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 2 and Note 21 to the consolidated financial statements, effective January 1, 2019, the Company changed its method of accounting for leases due to the adoption of Accounting Standards Codification Topic 842, Leases.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ BDO USA, LLP

We have served as the Company’s auditor since 2020.

Philadelphia, Pennsylvania

October 16, 2020, except for Footnote 40, Subsequent Events under the heading Commercial Lines, as to which the date is October 20, 2020, for Footnote 19, Other Financing Lines of Credit within the Maximum Allowable Distribution table and Footnote 39 Condensed Financial Information of Registrant (Parent Company Only), as to which the date is January 27, 2021

Consolidated Financial Statements

Finance of America Equity Capital LLC and Subsidiaries

Consolidated Statements of Financial Condition

(Dollars in thousands)

	December 31,
	2019	2018
ASSETS
Cash and cash equivalents	$118,083	$91,875
Restricted cash	264,581	147,349
Reverse mortgage loans held for investment, subject to HMBS related obligations, at fair value	9,480,504	9,615,846
Mortgage loans held for investment, subject to nonrecourse debt, at fair value	3,511,212	1,560,867
Mortgage loans held for investment, at fair value	1,414,073	1,230,233
Mortgage loans held for sale, at fair value	1,251,574	726,500
Debt securities, $102,110 and $2,793 at fair value, respectively	114,701	8,168
Mortgage servicing rights, at fair value	2,600	3,376
Derivative assets	15,553	11,257
Fixed assets and leasehold improvements, net	26,686	30,485
Goodwill	121,137	119,275
Intangible assets, net	18,743	21,319
Due from related parties	2,814	1,323
Other assets	241,840	158,235

TOTAL ASSETS	$16,584,101	$13,726,108

LIABILITIES, CONTINGENTLY REDEEMABLE NONCONTROLLING INTEREST (“CRNCI”) AND MEMBERS’ EQUITY
HMBS related obligations, at fair value	$9,320,209	$9,438,791
Nonrecourse debt, at fair value	3,490,196	1,592,592
Other financing lines of credit	2,749,413	1,789,867
Payables and accrued liabilities	326,176	283,425
Notes payable	27,313	27,817

TOTAL LIABILITIES	15,913,307	13,132,492

Commitments and contingencies (Note 27)
CRNCI	187,981	166,274
MEMBERS’ EQUITY
FOA Equity Capital LLC members’ equity	482,719	427,392
Accumulated other comprehensive loss	(51)	(98)
Noncontrolling interest	145	48

TOTAL MEMBERS’ EQUITY	482,813	427,342

TOTAL LIABILITIES, CRNCI AND MEMBERS’ EQUITY	$16,584,101	$13,726,108

See accompanying notes to consolidated financial statements

Finance of America Equity Capital LLC and Subsidiaries

Consolidated Statements of Financial Condition

(Dollars in thousands)

The following table presents the assets and liabilities of the Company’s consolidated variable interest entities, which are included on the Consolidated Statements of Financial Condition above, and excludes intercompany balances and other retained beneficial interests that eliminate in consolidation.

	December 31,
	2019	2018
ASSETS
Restricted cash	$226,408	$76,603
Mortgage loans held for investment, subject to nonrecourse debt, at fair value
2018 FASST JR1	506,786	567,781
2019 FASST JR2	505,009	—
2019 FASST JR3	460,344	—
2019 FASST JR4	367,380	—
2019 FASST JR1	348,919	—
2018 FASST JR2	276,125	277,048
2018 RTL1 ANTLR	222,099	202,603
2019 RTL1 ANTLR	221,143	—
2018 FASST HB1	206,586	285,928
2019 FASST HB1	201,382	—
2019 FAHB 19-1	195,439	—
2017 FASST HB1	—	227,507
Other assets	75,115	70,358

TOTAL ASSETS	$3,812,735	$1,707,828

LIABILITIES
Nonrecourse debt, at fair value
2018 FASST JR1	$507,516	$552,753
2019 FASST JR2	474,134	—
2019 FASST JR3	427,264	—
2019 FASST JR4	343,172	—
2019 FASST JR1	332,829	—
2018 FASST JR2	274,139	250,000
2018 RTL1 ANTLR	210,738	209,862
2019 RTL1 ANTLR	206,176	—
2018 FASST HB1	224,053	323,376
2019 FASST HB1	236,726	—
2019 FAHB 19-1	253,449	—
2017 FASST HB1	—	256,601
Payables and accrued liabilities	13	115

TOTAL LIABILITIES	$3,490,209	$1,592,707

Net fair value of assets subject to nonrecourse debt	$322,526	$115,121

See accompanying notes to consolidated financial statements

Finance of America Equity Capital LLC and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income

(Dollars in thousands)

	For the year ended December 31,
	2019	2018	2017
REVENUES
Gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net	$464,308	$400,302	$484,846
Net fair value gains on mortgage loans and related obligations	329,526	310,864	181,042
Fee income	201,628	151,602	142,834
Net interest expense:
Interest income	37,323	35,334	35,421
Interest expense	(138,731)	(108,840)	(65,672)

Net interest expense	(101,408)	(73,506)	(30,251)

TOTAL REVENUES	894,054	789,262	778,471

EXPENSES
Salaries, benefits and related expenses	529,250	485,463	510,873
Occupancy, equipment rentals and other office related expenses	32,811	37,957	32,354
General and administrative expenses	254,414	218,311	180,365

TOTAL EXPENSES	816,475	741,731	723,592

NET INCOME BEFORE INCOME TAXES	77,579	47,531	54,879
Provision for income taxes	949	286	53

NET INCOME	76,630	47,245	54,826
CRNCI	21,707	15,244	2,030
Noncontrolling interest	511	(61)	121

NET INCOME ATTRIBUTABLE TO FOA EQUITY CAPITAL LLC	54,412	32,062	52,675
COMPREHENSIVE INCOME (LOSS) ITEM:
Impact of foreign currency translation adjustment	47	(44)	(20)

COMPREHENSIVE INCOME ATTRIBUTABLE TO FOA EQUITY CAPITAL LLC	$54,459	$32,018	$52,655

See accompanying notes to consolidated financial statements

Finance of America Equity Capital LLC and Subsidiaries

Consolidated Statements of Changes in Members’ Equity

(Dollars in thousands)

	Members’ Equity	Accumulated Other Comprehensive Loss	Noncontrolling Interest	Total
Balance at December 31, 2016	$341,838	$(34)	$107	$341,911
Distributions to members	(911)	—	—	(911)
Repayment of investor notes receivable	225	—	—	225
Noncontrolling interests distributions	—	—	(119)	(119)
Net income	52,675	—	121	52,796
Foreign currency translation adjustment	—	(20)	—	(20)

Balance at December 31, 2017	393,827	(54)	109	393,882
Members’ contributions	1,222	—	—	1,222
Distributions to members	(60)	—	—	(60)
Share based compensation	341	—	—	341
Net income (loss) attributable to FOA Equity Capital LLC	32,062	—	(61)	32,001
Foreign currency translation adjustment	—	(44)	—	(44)

Balance at December 31, 2018	427,392	(98)	48	427,342
Members’ contributions	795	—	—	795
Distributions to members	(2,799)	—	—	(2,799)
Noncontrolling interest contributions	—	—	25	25
Noncontrolling interest distributions	—	—	(439)	(439)
Share based compensation	2,919	—	—	2,919
Net income attributable to FOA Equity Capital LLC	54,412	—	511	54,923
Foreign currency translation adjustment	—	47	—	47

Balance at December 31, 2019	$482,719	$(51)	$145	$482,813

See accompanying notes to consolidated financial statements

Finance of America Equity Capital LLC and Subsidiaries

Consolidated Statements of Cash Flows

(Dollars in thousands)

	For the year ended December 31,
	2019	2018	2017
Operating Activities
Net income	$76,630	$47,245	$54,826
Adjustments to reconcile net income to net cash provided by operating activities:
Gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net	(464,308)	(400,302)	(484,846)
Unrealized changes on mortgage loans, related obligations and derivatives	(280,662)	(286,594)	(181,042)
Change in fair value of mortgage servicing rights	1,357	(1,730)	2,424
Depreciation and amortization	19,341	14,355	7,970
Provision for lease abandonment	1,689	2,824	—
Impairment of goodwill	422	—	—
Change in fair value of deferred purchase price liabilities	(1,804)	(1,525)	(1,397)
Change in fair value of equity securities	(1,429)	(2,168)	—
Shared based compensation	2,919	341	—
Provision for claims	1,417	277	249
Interest rate swap settlements	(18,338)	(1,696)	—
Originations/purchases of mortgage loans held for sale	(15,695,648)	(14,867,264)	(15,458,466)
Proceeds from sale of mortgage loans held for sale	16,488,142	16,031,316	16,302,124
Changes in operating assets and liabilities:
Other assets	(66,641)	93,070	(74,888)
Payables and accrued expenses	38,039	(22,268)	93,199

Net cash provided by operating activities	101,126	605,881	260,153

Investing Activities
Purchases and originations of mortgage loans held for investment	(3,547,544)	(2,012,443)	(1,884,776)
Proceeds/payments received on mortgage loans held for investment	920,768	1,086,166	836,219
Purchases and originations of mortgage loans held for investment, subject to nonrecourse debt	(45,782)	(18,723)	—
Proceeds/payments on mortgage loans held for investment, subject to nonrecourse debt	760,013	137,453	30,240
Purchases of debt securities	(128,828)	—	—
Proceeds/payments on debt securities	20,487	—	—
Proceeds on sale of mortgage servicing rights	2,497	17,311	20,660
Acquisition of fixed assets	(4,289)	(15,368)	(11,226)
Purchase of investments	(2,063)	(6,133)	(15,075)
Payments on deferred purchase price liability	(894)	(646)	(1,717)
Acquisition of subsidiaries, net of cash acquired	—	(4,635)	31,053
Proceeds on sale of beneficial interests	—	—	16,870
Acquisition of intangible assets	—	—	(105)

Net cash used in investing activities	(2,025,635)	(817,018)	(977,857)

Finance of America Equity Capital LLC and Subsidiaries

Consolidated Statements of Cash Flows

(Dollars in thousands)

	For the year ended December 31,
	2019	2018	2017
Financing Activities
Proceeds from securitizations of mortgage loans, subject to HMBS related obligations	$1,310,343	$1,469,578	$2,051,222
Payments on HMBS related obligations	(1,974,683)	(2,232,650)	(2,084,871)
Proceeds from issuance of nonrecourse debt, net	2,343,707	1,406,708	413,832
Payments on nonrecourse debt	(558,808)	(217,127)	(29,317)
Proceeds from other financing lines of credit	23,785,157	20,355,608	18,850,275
Payments on other financing lines of credit	(22,825,625)	(20,451,201)	(18,458,682)
Debt issuance costs	(8,795)	(5,327)	(6,510)
Payments on notes payable	(505)	(3,219)	(2,750)
Issuance of note receivable	—	(3,500)	—
Payments on note receivable	—	3,500	—
Principal payments under capital lease obligation	(297)	(270)	(186)
Noncontrolling interest distributions	(439)	—	(119)
Noncontrolling interest contributions	25	—	—
Member distributions	(2,676)	—	(1,003)
Member contributions	524	65	—

Net cash provided by financing activities	2,067,928	322,165	731,891

Foreign Currency Translation Adjustment	22	(44)	(20)

Net increase in cash and restricted cash	143,441	110,984	14,167
Cash and restricted cash, beginning of period	239,223	128,240	114,075

Cash and restricted cash, end of period	$382,664	$239,224	$128,242

Supplementary Cash Flows Information
Cash paid for interest	$159,165	$124,931	$62,025
Cash paid for taxes, net	698	128	400
Loans transferred to mortgage loans held for investment, at fair value, from mortgage loans held for investment, subject to nonrecourse debt, at fair value	263,645	746,548	—
Loans transferred to mortgage loans held for sale, at fair value, from mortgage loans held for investment, at fair value	828,845	1,499,263	1,066,002
Loans transferred to government guaranteed receivables from mortgage loans held for investment, at fair value, and mortgage loans held for investment, subject to nonrecourse debt, at fair value	75,080	66,574	45,806
Loans transferred to mortgage loans held for investment, subject to nonrecourse debt, at fair value, from mortgage loans held for investment, at fair value	2,796,514	1,381,137	—
Equipment note financing agreement	—	—	1,276

See accompanying notes to consolidated financial statements

Notes to Consolidated Financial Statements

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

1.	Organization and Description of Business

Finance of America Equity Capital LLC (“FoA” or the “Company”) is a limited liability company that was formed in July 2020. FoA is a wholly-owned subsidiary of UFG Holdings LLC (“UFG”). FoA is a financial services holding company which, through its operating subsidiaries, is a leading originator and servicer of residential mortgage loans and provider of complementary financial services.

FoA owns all of the outstanding equity interests or has a controlling financial interest in its operating subsidiaries: Finance of America Holdings LLC (“FAH”) and Incenter LLC (“Incenter”).

The Company, through its primary operating subsidiary FAH, originates, purchases, sells and securitizes conventional, (conforming to the underwriting standards of Fannie Mae or Freddie Mac; collectively referred to as Agency loans), government-insured (Federal Housing Administration (“FHA”) or Department of Veteran Affairs), and proprietary non-Agency forward and reverse mortgages. In addition, FAH also serves as a specialty finance company which originates a variety of commercial mortgage loans to owners and investors of single and multi-family residential rental properties. The Company, through its other operating subsidiary, Incenter, also provides lender services, titles services, secondary markets advisory, mortgage trade brokerage, appraisal and capital management services to customers in the residential mortgage, student lending, and commercial lending industries. Incenter is a wholly owned subsidiary of the Company, and operates a foreign branch in the Philippines for fulfillment transactional support.

2.	Summary of Significant Accounting Policies

Basis of Presentation

FoA is a holding company and wholly owned subsidiary of UFG formed under the laws of the State of Delaware in July 2020. Through our parent, we are owned by Libman Family Holdings, LLC, certain investment funds affiliated with The Blackstone Group Inc. (“Blackstone”) and other co-investors (collectively, the “Initial Investors”). We have no historical operating results as, contemporaneous with the formation of FoA, UFG contributed all of its operating subsidiaries into FoA in a common control reorganization. The reorganization will be accounted for as a reorganization under common control and, accordingly, the historical basis of accounting was retained as if the entities had always been combined for financial reporting purposes. We conduct substantially all of our business operations through our 100% owned subsidiaries FAH and Incenter (collectively, the “operating subsidiaries”). We conduct substantially all of our business operations through our 100% owned subsidiaries FAH and Incenter (collectively, the “operating subsidiaries”). In October 2020, UFG and FoA entered into a transaction agreement with a special purpose acquisition company (“SPAC”), pursuant to which, the SPAC will acquire an equity interest in FoA from its Initial Investors.

The consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The significant accounting policies described below, together with the other notes that follow, are an integral part of the consolidated financial statements.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries and certain variable interest entities (“VIEs”) where the Company is the primary beneficiary. The Company is deemed to be the primary beneficiary of a VIE when it has both (1) the power to direct the activities of the VIE that most significantly impact the entity’s economic performance, and (2) exposure to benefits and/or losses that could potentially be significant to the entity. Assets and liabilities of VIEs and their respective results of operations are consolidated from the date that the Company became the primary beneficiary through the date that the Company ceases to be the primary beneficiary. The CRNCI in this subsidiary are shown as a separate caption

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

between liabilities and equity. Any income or losses attributable to the CRNCI are shown as an addition to or deduction from CRNCI in the Consolidated Statements of Financial Condition. All significant intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates and assumptions due to factors such as changes in the economy, interest rates, secondary market pricing, prepayment assumptions, home prices or discrete events affecting specific borrowers, and such differences could be material.

Business Combinations

In accordance with ASC 805, Business Combinations (“ASC 805”), the Company applies the acquisition method to all transactions and other events in which the entity obtains control over one or more other businesses. Assets acquired and liabilities assumed are measured at fair value as of the acquisition date. Liabilities related to contingent consideration are recognized at the acquisition date and re-measured at fair value in each subsequent reporting period. Goodwill is recognized if the consideration transferred exceeds the fair value of the net assets acquired.

Variable Interest Entities

The Company has been the transferor in connection with securitizations or asset-backed financing arrangements with special purpose entities (“SPE”), in which the Company has continuing involvement with the underlying transferred financial assets. The Company’s continuing involvement includes acting as servicer for the mortgage loans transferred and retaining beneficial interests in the SPE to which the assets were transferred.

The Company evaluates its interests in each SPE for classification as a Variable Interest Entity (“VIE”). When an SPE meets the definition of a VIE and the Company determines that it is the VIE’s primary beneficiary, the Company includes the SPE in its consolidated financial statements.

The beneficial interests held consist of residual securities that were retained at the time of securitization. These beneficial interests may obligate the Company to absorb losses of the VIE that could potentially be significant to the VIE, or affords the Company the right to receive benefits from the VIE that could potentially be significant. In addition, when the Company acts as servicer of the transferred assets, the Company retains the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE. When it is determined that the Company has both the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE, the assets and liabilities of these VIEs are included in the consolidated financial statements of the Company. The Company reassesses its evaluation of an entity as a VIE upon the occurrence of certain reconsideration events.

The Company elected the fair value option provided for by ASC 825-10, Financial Instruments-Overall. This option was applied for the nonrecourse debt issued by the consolidated VIE.

Contingently Redeemable Noncontrolling Interest

Per the Amended and Restated Limited Liability Company Agreement of Finance of America Commercial Holdings LLC (“the FACo Holdings Agreement”), the Class B-1 and Class B-2 Units may only be redeemed upon sale of FACo by FACo Holdings, sale of FAH, or sale of UFG Holdings LLC, which would require FAH to purchase the outstanding Class B Units. As such, the CRNCI has continued to be shown as a separate caption between liabilities and equity. The Company has determined that the legal provisions in the FACo Holdings

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Agreement in which there is a noncontrolling interest represent a substantive profit-sharing arrangement, where the allocation to the members differs from the stated ownership percentages. The Company utilizes the hypothetical liquidation at book value, or HLBV, method for the allocation of profits and losses each period. Under the HLBV method, the amounts of income and loss attributed to the noncontrolling interests in the Consolidated Statements of Operations and Comprehensive Income reflects changes in the amounts each member would hypothetically receive at each balance sheet date under the liquidation provisions of the FACo Holdings Agreement, assuming the net assets of FACo Holdings were liquidated at their respective recorded amounts.

Noncontrolling Interest

Noncontrolling interest represents our less than 50% ownership interest in consolidated subsidiaries which are not attributable, directly or indirectly, to the Company. Our net income is reduced by the portion of net income that is attributable to noncontrolling interests.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. These investments are with high quality financial, governmental or corporate institutions and potentially subject the Company to concentrations of credit risk.

Restricted Cash

Restricted cash includes amounts specifically designated to repay debt and provide over-collateralization within warehouse facilities and securitized nonrecourse debt obligations, custodial accounts related to the Company’s portfolio of mortgage loans serviced for investors, and funds deposited from prospective borrowers to cover out-of-pocket expenses incurred by the Company in connection with due diligence activities performed during the loan approval process. Certain funds deposited with the Company may be returned to the borrower at the time the loan funds or if the loan does not close. The Company records a liability for these amounts until the loan has closed or a cost has been incurred.

Reverse Mortgage Loans Held for Investment, Subject to Home Equity Conversion Mortgage (HECM) Mortgage-Backed Security Related Obligations (HMBS), at Fair Value

The Company elected the fair value option provided for by ASC 825-10, Financial Instruments-Overall. A HECM reverse mortgage is a reverse mortgage loan available to homeowners aged 62 or older that allows conversion of a portion of the home’s equity into cash. The HECM loan terms do not have a defined maturity date or a scheduled repayment of principal and interest. Interest rates are tied to an index plus a margin that ranges up to three percentage points. Interest compounds over the life of the loan and is not paid by the borrower until the loan is repaid. HECM loans include a monthly mortgage insurance premium (“MIP”) that is payable to FHA. The MIP amount is typically calculated as 0.5% of the mortgage balance for loans originated prior to October 2, 2017 and 1.25% for loans originated after October 2, 2017 and accretes to the borrower’s loan balance over the life of the loan. As the issuer, the Company is responsible for remitting the MIP to FHA.

A maturity event will cause the loan to become due and payable. Maturity events include: borrower has passed away and the property is not the principal residence of at least one surviving borrower; borrower has sold or conveyed title of the property to a third party; the property is no longer the principal residence of at least one borrower for reasons other than death; the borrower does not maintain the property as principal residence for a

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

period exceeding 12 months; the borrower fails to pay property taxes and/or insurance and all attempts to rectify the situation have been exhausted; and the property is in disrepair and the borrower has refused or is unable to repair the property.

Once a loan has become due and payable, unsecuritized borrower advances cannot be placed into a GNMA HMBS. Generally, the Company recovers such advances (referred to as unpoolable tails) from borrowers, from proceeds of liquidation of collateral or ultimate disposition of the loan, including conveyance of claims to FHA.

If the loan is not paid within six months of the maturity event, the Company may proceed with foreclosure on the property. A loan may be satisfied by borrower repayment, sales- or appraisal-based claim submissions to the Department of Housing and Urban Development (“HUD”) and/or foreclosure sale proceeds. If the Company sells the property within six months, it may file a sales-based claim with HUD to recover any shortfall between the sales price of the property and the outstanding loan balance. If the property is not sold within six months, the Company may file an appraisal-based claim with HUD to recover any shortfall between the appraised value and the outstanding loan balance. Once the appraisal based claim is paid by HUD, any subsequent expenses or loss in the property’s value exposes the Company to additional losses that may not be eligible to be recouped through the filing of an additional HUD claim.

The Company has determined that HECM loans transferred under the current GNMA HMBS securitization program do not meet the requirements for sale accounting and are not derecognized upon date of transfer. The GNMA HMBS securitization program includes certain terms that do not meet the participating interest requirements and require or provide an option for the Company to reacquire the loans prior to maturity. Due to these terms, the transfer of the loans does not meet the requirements of sale accounting. As a result, the Company accounts for HECM loans transferred into HMBS securitizations as secured borrowings and continues to recognize the loans as held for investment, subject to HMBS related obligations, along with the corresponding liability for the HMBS related obligations.

Loans are considered nonperforming upon events such as, but not limited to, the death of the mortgagor, the mortgagor no longer occupying the property as their principal residence, or the property taxes or insurance not being paid. In addition to having to fund these repurchases, the Company also typically earns a lower interest rate and incurs certain non-reimbursable costs during the process of liquidating nonperforming loans. Loans purchased out of GNMA HMBS are recorded in the Consolidated Statements of Financial Condition at their fair value reflective of proceeds of liquidation of collateral or ultimate disposition of the loan.

Reverse mortgage loans held for investment, subject to HMBS related obligations, also include claims receivable that have been submitted to HUD awaiting reimbursement. These amounts are recorded net of amounts the Company does not expect to recover through outstanding claims.

The yield recognized on loans held for investment, subject to HMBS related obligations, and changes in estimated fair value are recorded in net fair value gains on mortgage loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income. The yield recognized includes the recognition of interest income based on the stated interest rates of the loans that is expected to be collected through conveyance of loans to FHA, repayment by borrower or through disposition of real estate upon foreclosure.

Loan origination fees represent an up-front fee charged to a borrower for processing the HECM or jumbo reverse mortgage application and are recorded as they are received when a loan is successfully funded in fee income in

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

the Consolidated Statements of Operations and Comprehensive Income. Costs to originate loans are recognized as incurred and recorded in general and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income.

Certain HECM and jumbo reverse mortgage loans originated or acquired by the Company include broker compensation or correspondent fees. These premiums are remitted to the mortgage broker or correspondent lender who acted as the intermediary for the reverse mortgage. Broker compensation and correspondent fees are recorded on a net basis in net fair value gains on mortgage loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income and therefore not separately presented.

See Note 5 - Fair Value for further discussion of valuation of reverse mortgage loans held for investment, subject to HMBS related obligations.

Mortgage Loans Held for Investment, Subject to Nonrecourse Debt, at Fair Value

Mortgage loans held for investment, subject to nonrecourse debt, are loans that were securitized and serve as collateral for the issued nonrecourse debt, including reverse mortgage loans that were previously repurchased out of a HMBS pool (“HECM Buyouts”), fix & flip securitized loans, and non FHA-insured jumbo reverse mortgages (“non-agency reverse mortgages - Securitized”) that were subsequently securitized into trusts that meet the definition of a VIE and were consolidated. The Company has determined that it has both the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. The Company has elected the fair value option for all loans held for investment and determines the fair value, on a recurring basis, based on discounted cash flow models. The difference between the cost basis of newly originated or acquired loans and their estimated fair value is recognized in net fair value gains on mortgage loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income. See Note 5 - Fair Value for further discussion of valuation of mortgage loans held for investment, subject to nonrecourse debt.

The yield recognized on loans held for investment, subject to nonrecourse debt, and changes in estimated fair value are recorded in net fair value gains on mortgage loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income. The yield recognized includes the contractual interest income that is expected to be collected based on the stated interest rates of the loans.

Mortgage Loans Held for Investment, at Fair Value

Mortgage loans held for investment, at fair value, consists of certain reverse mortgage and commercial mortgage loans that the Company intends to hold to maturity. The Company has elected the fair value option for all loans held for investment and determines the fair value, on a recurring basis, based on discounted cash flow models. These valuations require the use of judgment by the Company and changes in assumptions can have a significant impact on the determination of the loan’s fair value. The difference between the cost basis of newly originated or acquired loans and their estimated fair value is recognized in net fair value gains on mortgage loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income. See Note 5 - Fair Value for further discussion of valuation of mortgage loans held for investment.

The yield recognized on loans held for investment and changes in estimated fair value are recorded in net fair value gains on mortgage loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income. The yield recognized includes the contractual interest income that is expected to be collected based on the stated interest rates of the loans.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Reverse Mortgage Loans

Reverse mortgage loans held for investment consists of originated or purchased HECM and non-agency reverse mortgage loans not yet securitized, unsecuritized tails, and certain HECMs purchased out of GNMA HMBS, which the Company intends to hold to maturity.

HECM loans and tails that have not yet been securitized into HMBS consist primarily of newly-issued HECMs that the Company has either originated or purchased, subsequent borrower draws and amounts paid by the Company on the borrower’s behalf for MIP that have not yet been transferred to a GNMA securitization.

As a jumbo reverse mortgage, non-agency reverse mortgage loans are designated for homeowners aged 62 or older with higher priced homes. The minimum home value is $500 thousand and the maximum loan amount is $4 million. non-agency reverse mortgage loans are not insured by the FHA and will not be placed into a GNMA HMBS. However, the Company may transfer or pledge these assets as collateral for securitized nonrecourse debt obligations.

The Company, as an issuer of HMBS, is required to repurchase reverse loans out of the GNMA securitization pools once the outstanding principal balance of the related HECM is equal to or greater than 98% of the Maximum Claim Amount (“MCA”) (referred to as unpoolable loans). Performing repurchased loans are conveyed to HUD and payment is received from HUD typically within 75 days of repurchase. Nonperforming repurchased loans are generally liquidated through foreclosure, subsequent sale of the real estate owned, and claim submissions to HUD.

Loans are considered nonperforming upon events such as, but not limited to, the death of the mortgagor, the mortgagor no longer occupying the property as their principal residence, or the property taxes or insurance not being paid. In addition to having to fund these repurchases, the Company also typically earns a lower interest rate and incurs certain non-reimbursable costs during the process of liquidating nonperforming loans. Loans purchased out of GNMA HMBS are recorded in the Consolidated Statements of Financial Condition at their fair value reflective of proceeds of liquidation of collateral or ultimate disposition of the loan.

Reverse mortgage loans also include claims receivable that have been submitted to HUD awaiting reimbursement. These amounts are recorded net of amounts the Company does not expect to recover through outstanding claims.

Certain HECM and jumbo reverse mortgage loans originated or acquired by the Company include broker compensation or correspondent fees. These premiums are remitted to the mortgage broker or correspondent lender who acted as the intermediary for the reverse mortgage. Broker compensation and correspondent fees are recorded on a net basis in net fair value gains on mortgage loans and related obligations and therefore are not separately presented in the Consolidated Statements of Operations and Comprehensive Income.

Commercial Mortgage Loans

Commercial mortgage loans held for investment primarily consist of short-term loans for real estate investors and farmers.

Mortgage Loans Held for Sale, at Fair Value

Mortgage loans held for sale represent mortgage loans originated by the Company and held until sold to secondary market investors. The Company primarily originates conventional agency (Fannie Mae and Freddie

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Mac, collectively the government-sponsored enterprises or GSEs) and government (Federal Housing Administration and Department of Veteran Affairs) residential mortgage loans (collectively “residential mortgage loans held for sale”), commercial mortgage loans to owners and investors of single and multi-family residential rental properties (“commercial loans held for sale”), and certain HECMs purchased out of GNMA HMBS that the Company intends to sell to third parties (collectively, “reverse mortgage loans held for sale”).

The Company elected the fair value option provided for by ASC 825-10, Financial Instruments-Overall. Mortgage loans held for sale are measured at fair value at the time of origination and on a recurring basis thereafter. Gains and losses on mortgage loans held for sale are recorded in gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net in the Consolidated Statements of Operations and Comprehensive Income. The difference between the cost basis of newly originated or acquired loans and their estimated fair value is recognized in net fair value gains on mortgage loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income. The yield recognized on loans held for sale and changes in estimated fair value are recorded in net fair value gains on mortgage loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income. The yield recognized includes the contractual interest income that is expected to be collected based on the stated interest rates of the loans.

In connection with the Company’s election to measure originated mortgage loans held for sale, at fair value, any fees recognized in relation to originated mortgage loans are recognized as they are received and are included in fee income in the Consolidated Statements of Operations and Comprehensive Income. Direct loan origination costs and fees are expensed when incurred and are included in general and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income.

Residential Mortgage Loans Held for Sale

Residential mortgage loans held for sale are typically warehoused for a period after origination or purchase before sale into the secondary market. Servicing rights are generally released upon sale of residential mortgage loans held for sale in the secondary market; however, the Company does retain some of its originated mortgage servicing rights.

Commercial Loans Held for Sale

The Company estimates fair value by evaluating a variety of market indicators, including recent sales of similar product types and outstanding commitments, calculated on an aggregate basis. The difference between the cost basis of newly originated or acquired loans and their estimated fair value is recognized in net fair value gains on loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income. In connection with the Company’s election to measure loans held for sale at fair value, the Company is not permitted to defer the loan origination fees, net of direct loan origination costs associated with these loans.

Reverse Mortgage Loans Held for Sale

The Company has determined that the transfer of HECM loans to third party investors qualify as sales as the Company no longer retains effective control over the transferred loans.

Reverse mortgage loans held for sale also includes claims receivable that have been submitted to HUD awaiting reimbursement. These amounts are recorded net of amounts the Company does not expect to recover through outstanding claims and included in net fair value gains on mortgage loans held for sale and related obligations and other income related to the origination of mortgage loans held for sale, net in the Consolidated Statements of Operations and Comprehensive Income.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Mortgage Servicing Rights, at Fair Value

A mortgage servicing rights (“MSRs”) represent contractual rights to perform specific administrative functions for the underlying loans including specified mortgage servicing activities, which consist of collecting loan payments, remitting principal and interest payments to investors, managing escrow funds for the payment of mortgage-related expenses such as taxes and insurance and otherwise administrating the mortgage loan servicing portfolio. MSRs are created through the sale of an originated mortgage loan.

The Company follows the fair value measurement method to record the value of MSRs in accordance with ASC 860, Transfers and Servicing. Under this method, servicing assets are measured at fair value on a recurring basis with changes in fair value recorded through earnings in the period of the change as a component of fee income.

The fair value of the MSRs is based upon the present value of the expected future net cash flows related to servicing these loans. For MSRs that the Company has current commitments to sell to third parties, the fair value is based on the outstanding commitment price. The Company receives a base servicing fee based on the remaining outstanding principal balances of the loans, which are collected from investors on a monthly basis. The Company determines the fair value of the MSRs by the use of a discounted cash flow model that incorporates prepayment speeds, delinquencies, discount rate, ancillary revenues and other assumptions (including costs to service) that management believes are consistent with the assumptions other similar market participants use in valuing the MSRs.

The primary risk associated with MSRs is the potential reduction in fair value as a result of higher than anticipated prepayments due to loan refinancing prompted, in part, by declining interest rates or government intervention. Conversely, these assets generally increase in value in a rising interest rate environment to the extent that prepayments are slower than anticipated. At times, the Company may utilize derivatives as economic hedges to offset changes in the fair value of the MSRs resulting from the actual or anticipated changes in prepayments stemming from changing interest rate environments. There is also a risk of valuation decline due to higher than expected increases in default rates, which the Company does not believe can be effectively managed using derivatives.

Debt Securities

Debt securities consists of U.S. government securities, securities backed by collateral pools of proprietary jumbo reverse mortgages that are not insured by the FHA, and other debt securities. The Company accounts for debt securities in accordance with ASC 320, Investments-Debt and Equity Securities (“ASC 320”). The Company determines the classification of securities at purchase. The Company classifies debt securities into held-to-maturity, trading, or available-for-sale categories. Debt securities that management has the ability and intent to hold to maturity as classified as held-to-maturity and carried at cost, adjusted for amortization of premiums and accretion of discounts using the interest method.

The Company has elected to account for certain debt securities at fair value under the fair value option provisions included in ASC 825, Financial Instruments. The election is made on an instrument-by-instrument basis and is irrevocable. Changes in fair value of these securities are included as a component of net fair value gains on mortgage loans and related obligations.

Derivatives and Hedging Activities

The Company’s principal market exposure is to interest rate risk, specifically long-term U.S. Treasury and mortgage interest rates due to their impact on the fair value of mortgage loans and related commitments.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The Company uses derivative instruments as part of its overall strategy to manage its exposure to market and price risks primarily associated with fluctuations in interest rates. As a matter of policy, the Company does not use derivatives for speculative purposes.

Interest Rate Lock Commitments

Interest rate lock commitments (“IRLCs”) represent an agreement to extend credit to a mortgage loan applicant, whereby the interest rate on the loan is set prior to funding. The IRLC binds the Company (subject to the loan approval process) to lend funds to a potential borrower at the specified rate, regardless of whether interest rates have changed between the commitment date and the loan funding date. As such, outstanding IRLCs are subject to interest rate risk and related price risk during the period from the date of issuance through the date of loan funding, cancellation or expiration. The Company uses mandatory and best efforts commitments to substantially mitigate these risks. Loan commitments generally range between 30 and 90 days; however, the borrower is not obligated to obtain the loan. The Company is subject to fallout risk related to IRLCs, which is realized if approved borrowers choose not to close on the loans within the terms of the IRLCs. Historical commitment-to-closing ratios are considered to estimate the quantity of mortgage loans that will fund within the terms of the IRLCs.

IRLCs that relate to the origination of a mortgage that will be held for sale upon funding are considered derivative instruments under the derivatives and hedging accounting guidance ASC 815, Derivatives and Hedging (“ASC 815”). Loan commitments that are derivatives are recognized at fair value in the Company’s Consolidated Statements of Financial Condition in derivative assets or payables and accrued liabilities, with changes in their fair values recorded in gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net, in the Consolidated Statements of Operations and Comprehensive Income.

The fair value of the Company’s IRLCs is based upon the estimated fair value of the underlying mortgage loan, adjusted for (i) estimated costs to complete and originate the loan and (ii) the estimated percentage of IRLCs that will result in a closed mortgage loan. The valuation of the Company’s IRLCs are based on prices of mortgage backed securities in the market place and the value of the related mortgage servicing.

Forward Loan Sale Commitments

The Company is subject to interest rate and price risk on its mortgage loans held for sale and IRLCs from the date the IRLC is made until the date the loan is sold. Mandatory commitments which fix the forward sales price that will be realized in the secondary market are used to substantially mitigate the interest rate and price risk to the Company.

The Company carefully evaluates all loan sale agreements to determine whether they meet the definition of a derivative under the derivatives and hedging accounting guidance under ASC 815. To mitigate the price risk the Company is exposed to on its outstanding loan commitments, the Company uses “mandatory delivery” forward loan sale commitments to manage the risk of potential interest rate movements and their impact on the value of the underlying mortgage loans. Mandatory delivery contracts that meet the definition of a derivative are accounted for as derivative instruments. Accordingly, forward loan sale commitments are recognized at fair value on the Company’s Consolidated Statements of Financial Condition in derivative assets or payables and accrued liabilities with changes in their fair values recorded in gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net, and net fair value gains on mortgage loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income. The fair value is determined on a recurring basis based on forward prices with dealers in such securities or internally-developed or third-party models utilizing observable market inputs.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

To Be Announced Securities

To Be Announced Securities (“TBAs”) are “forward delivery” securities considered derivative instruments under derivatives and hedging accounting guidance ASC 815. The Company uses TBAs to protect against the price risk inherent in derivative loan commitments. TBAs are valued based on forward dealer marks from the Company’s approved counterparties. The Company utilizes internal and third-party market pricing services which compile current prices for instruments from market sources, and those prices represent the current executable price. TBAs are recorded at fair value in the Company’s Consolidated Statements of Financial Condition in derivative assets and payables and accrued liabilities, with changes in fair value recorded in gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net, in the Consolidated Statements of Operations and Comprehensive Income.

Best Efforts Commitments

The Company uses best efforts commitments with various investors to mitigate the risk associated with mortgage loans held for sale and interest rate lock commitments. The Company is exposed to counterparty risk with its best efforts commitments in the event that the counterparty cannot take delivery of the underlying mortgage loan. Best Efforts Commitments are recorded at fair value in the Company’s Consolidated Statements of Financial Condition in derivative assets and payables and accrued liabilities, with changes in fair value recorded in gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net, in the Consolidated Statements of Operations and Comprehensive Income.

Forward MBS Commitments

Periodically, the Company uses forward MBS commitments to hedge changes in the value of MSRs. MSRs are subject to substantial interest rate risk as the mortgage loans underlying the servicing rights permit the borrowers to prepay the loans. The Company may at times enter into economic hedges, which do not qualify as hedges for accounting purposes, including forward contracts to minimize the effects of loss in value of these MSRs associated with increased prepayment activity that generally results from declining interest rates. Forward commitments are recorded at fair value in the Company’s Consolidated Statements of Financial Condition in derivative assets and payables and accrued liabilities, with changes in fair value recorded in gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net, in the Consolidated Statements of Operations and Comprehensive Income.

The Company treats forward HMBS purchase and sale commitments that have not settled as derivate instruments. Any changes in fair value are recorded in net fair value gains on mortgage loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income. The fair value is determined on a recurring basis based on forward prices with dealers in such securities or internally-developed or third-party models utilizing observable market inputs. These forward commitments will be fulfilled with loans not yet securitized and new reverse mortgage loan originations and purchases.

Interest Rate Swaps and Futures Contracts

The Company also enters into interest rate swaps and futures contracts to offset changes in the value of its unsecuritized non-agency reverse mortgage loans. The Company has not designated its interest rate swaps and futures contracts as hedges for accounting purposes. These interest rate swaps and futures contracts are accounted for as derivatives and recorded at fair value as derivative assets or as a component of payables and accrued liabilities in the Consolidated Statements of Financial Condition. Realized and unrealized changes in fair value of

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

interest rate swaps and futures contracts are recorded in net fair value gains on mortgage loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income. Certain of our trade counterparties contain margin call provisions that, upon notice from the counterparty require us to transfer cash to eliminate any margin deficit. A margin deficit will generally result from any decline in market value of the assets subject to the related hedging transaction. We account for these margin deposits in other assets in our Consolidated Statement of Financial Condition. See Note 12 - Derivatives and Risk Management Activities for further discussion of derivative assets and liabilities. The Company does not account for margin deposits as an offset against the reported derivative assets or liabilities.

Fixed Assets and Leasehold Improvements

Fixed assets are depreciated on a straight-line basis over their estimated useful lives. Leasehold improvements are amortized on a straight-line basis over the shorter of the term of the related office lease or the expected useful life of the assets. The Company capitalizes certain costs associated with the acquisition of internal-use software and amortizes the software over its estimated useful life, commencing at the time the software is placed in service. The Company reviews fixed assets and leasehold improvements for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable.

The Company evaluates all leases at inception to determine if they meet the criteria for a capital lease. A capital lease is recorded as an acquisition of property or equipment at an amount equal to the present value of minimum lease payments at the date of inception. Assets acquired under a capital lease are depreciated on a straight-line basis in accordance with the Company’s normal depreciation policy over the lease term and are included in fixed assets and leasehold improvements, net, in the Consolidated Statements of Financial Condition. A corresponding liability is recorded representing an obligation to make lease payments which is included in payables and accrued liabilities in the Consolidated Statements of Financial Condition. Lease payments are allocated between interest expense and reduction of obligation.

Operating Leases

The Company records the operating lease expense on a straight-line basis over the lease term by adding interest expense determined using the effective interest method to the amortization of the right-of-use asset. Amortization of the right-of-use asset is calculated as the difference between the straight-line expense and the interest expense on the lease liability for a given period.

Goodwill

Goodwill is the excess of the purchase price over the fair value of the net assets acquired. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and monitored for interim triggering events on an ongoing basis. If certain events occur, which indicate goodwill might be impaired between annual tests, goodwill must be tested when such events occur. In making this assessment, the Company considers a number of factors including operating results, business plans, economic projections, anticipated future cash flows, etc. There are inherent uncertainties related to these factors and management’s judgment in applying them to the analysis of goodwill impairment. Changes in economic and operating conditions could result in goodwill impairment in future periods. In testing goodwill for impairment, the Company follows ASC 350, Intangibles-Goodwill and Other (“ASC 350”), which permits a qualitative assessment of whether it is more likely than not that the fair value of a reporting unit is less than its carrying value including goodwill. If the qualitative assessment determines that it is more likely than not that the fair value of the reporting unit is less than its carrying value including goodwill, the Company will compare the fair value of that reporting unit with its carrying value,

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

including goodwill. If the carrying value of a reporting unit exceeds its fair value, goodwill is considered impaired with the impairment loss equal to the amount by which the carrying value of the goodwill exceeds the implied fair value of that goodwill.

Intangible Assets

Intangible assets primarily consist of customer lists, domain name and broker relationships acquired through various acquisitions. Intangible assets are amortized on a straight line basis over their estimated useful lives. Amortization expense of intangibles is included in general and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income. The Company reviews intangible assets for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. No impairment was recorded on intangible assets for the years ended December 31, 2019, 2018 and 2017.

Other Assets

Other assets consist of receivable from clearing organization, loans subject to repurchase from Ginnie Mae, investments in non-consolidated subsidiaries, receivables, government guaranteed receivables, servicer advances, prepaid expenses, deposits and net deferred tax assets. The components of other assets are detailed in Note 16 - Other Assets.

Receivable from Clearing Organization

The Company clears all of its proprietary and all of its customer transactions through another broker-dealer on a fully disclosed basis. Securities transactions are recorded on the trade date as if they had settled. The related amounts receivable and payable for unsettled securities transactions along with contractual deposits, are recorded in receivable from or payable to clearing organization in the Company’s Consolidated Statements of Financial Condition.

Loans Subject to Repurchase from Ginnie Mae

For certain loans that the Company has pooled and securitized with GNMA, the Company as the issuer has the unilateral right to repurchase, with GNMA’s prior authorization, any individual loan in a GNMA securitization pool if that loan meets certain criteria, including being delinquent greater than 90 days. Once the Company has the unilateral right to repurchase a delinquent loan, the Company has effectively regained control over the loan and under GAAP, must re-recognize the loan in its Consolidated Statements of Financial Conditions and establish a corresponding liability regardless of the Company’s intention to repurchase the loan.

Investments, at Fair Value

The Company invests in the equity of other companies in the form of common stock, preferred stock or other in-substance equity interests or an investment in a limited liability corporation. The Company evaluates its outstanding equity investments in other companies to determine whether the Company is able to demonstrate a controlling financial interest or significant influence. For investments for which the Company is able to exercise significant influence, the Company applies the equity method of accounting. If the investment does not meet the criteria for the use of the equity method of accounting, the investment is accounted at fair value. For investments for which the Company is unable to exercise significant influence, the Company does not account for these equity investments under ASC 323, Investments - Equity Method and Joint Ventures.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

In addition, the Company has elected to account for certain of its investments at fair value under the fair value option provisions included in FASB ASC 825, Financial Instruments. This standard provides companies the option of reporting certain instruments at fair value (with changes in fair value recognized in the statement of operations) that were previously either carried at cost, not recognized on the financial statements, or carried at fair value with changes in fair value recognized as a component of equity rather than in the statement of operations. The election is made on an instrument-by-instrument basis and is irrevocable. See Note 5 - Fair Value for the information regarding the effects of applying the fair value option to the Company’s financial instruments on the Company’s consolidated financial statements.

Equity securities with a readily determinable fair value are required to be measured at fair value, with changes in fair value recognized through net income. Equity securities without readily determinable fair value are carried at cost, less any impairment, if any, plus or minus changes resulting from observable price changes for identical or similar investments.

Receivables

Receivables are represented by amounts due from investors and other parties and are stated at the amounts management expects to collect. If the Company expects to collect less than 100% of the recorded receivable balances, an allowance for doubtful accounts is recorded based on a combination of historical experience, aging analysis and information on specific balances.

Government Guaranteed Receivables

The Company accounts for foreclosed mortgage loans guaranteed by the government as a separate receivable. These amounts are carried at the net amounts the Company expects to receive from the liquidation of the underlying property and any expected claim proceeds from HUD for shortfall on liquidation proceeds in other assets in the Consolidated Statements of Financial Condition.

Outstanding HUD claims associated with HECM loans that are collateral for issued and outstanding HMBS may be retained inside the HMBS while the associated HECM loan remains insured by HUD or a HUD claim is outstanding and the HECM loan has not yet reached 98% of the loan’s MCA. Subsequent to reaching 98% of the MCA, the Company must purchase the loan out of the HMBS.

Servicer Advances

The Company is required under certain servicing contracts to ensure that property taxes, insurance premiums, foreclosure costs and various other items are paid in order to preserve the assets being serviced. Generally, the Company recovers such advances from borrowers for reinstated or performing loans, from proceeds of liquidation of collateral or ultimate disposition of the loan, from credit owners or from loan insurers.

HMBS Related Obligations, at Fair Value

HMBS related obligations represent the secured borrowing associated with the Company’s securitization of HECM loans where the securitization does not meet the criteria for sale accounting treatment. This liability includes the Company’s obligation to repay the secured borrowing from the FHA insured HECM cash flows and the obligations as issuer and servicer of the HECM loans and HMBS.

As an issuer of HMBS, the Company is obligated to service the HECM loan and associated HMBS, which includes funding the repurchase of the HECM loans or pass through of cash due to the holder of the beneficial

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

interests in the GNMA HMBS upon maturity events and certain funding obligations related to monthly guarantee fees, mortgage insurance proceeds and partial month interest.

As an issuer, the Company is required to repurchase reverse loans out of the GNMA securitization pools once the outstanding principal balance of the related HECM is equal to or greater than 98% of the maximum claim amount (“MCA”). The Company is also required to pay off the outstanding remaining principal balance of secured borrowings if certain triggering events are reached prior to the 98% of MCA limit, such as death of borrower and completion of foreclosure. Performing repurchased loans are conveyed to HUD and payment is received from HUD typically within 75 days of repurchase. Nonperforming repurchased loans are generally liquidated through foreclosure, subsequent sale of real estate owned and claim submissions to HUD. Loans are considered nonperforming upon events such as, but not limited to, the death of the mortgagor, the mortgagor no longer occupying the property as their principal residence, or the property taxes or insurance not being paid. The Company relies upon its secured financing facilities (see Note 19 - Other Financing Lines of Credit) and operating cash flows, to the extent necessary, to repurchase loans. The timing and amount of the Company’s obligation to repurchase HECMs is uncertain as repurchase is predicated on certain factors such as whether or not a borrower event of default occurs prior to the HECM reaching the mandatory repurchase threshold under which the Company is obligated to repurchase the loan.

Performing repurchased loans are conveyed to HUD and nonperforming repurchased loans are generally liquidated in accordance with program requirements. In addition to having to fund repurchases, the Company may sustain losses during the process of liquidating the loans. The issuer is also required to fund guarantee fees to GNMA, MIP to the FHA and is obligated to fund partial month interest resulting from shortfalls in interest received from borrower payoffs to the holders of the HMBS beneficial interests. Estimated cash flows associated with these obligations are included in the HMBS related obligations, at fair value in the Consolidated Statements of Financial Condition.

The Company has elected to record the HMBS related obligations at fair value. The estimated fair value is generally determined by discounting expected principal, interest and other servicing or issuer obligation cash flows using an estimated market discount rate that management believes a market participant would consider in determining fair value.

See Note 5 - Fair Value for further discussion of valuation of HMBS related obligations.

The yield on HMBS related obligations along with any changes in fair value are recorded in net fair value gains on mortgage loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income. The yield on the HMBS related obligations includes recognitions of contractual interest expense based on the stated interest rates of the HMBS beneficial interests.

Nonrecourse Debt, at Fair Value

Nonrecourse debt is debt of securitization trusts that are VIEs that have been consolidated, as the Company is the primary beneficiary. The loans initially transferred to the securitization trust serve as collateral for the nonrecourse debt, and the principal and interest cash flows from these loans serve as the sole source of repayment.

The Company has elected to measure the outstanding nonrecourse debt at fair value in the Consolidated Statements of Financial Condition with all changes in fair value recorded to net fair value gains on mortgage loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income. The

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

yield on nonrecourse debt and any change in fair value are also recorded in net fair value gains on mortgage loans and related obligations in the Consolidated Statements of Operations and Comprehensive Income. The yield recognized includes the contractual interest expense based on the stated interest rates of the debt.

Reverse Mortgage Loans

The Company securitizes certain of its interests in non-performing reverse mortgages and non-agency reverse mortgage loans. The transactions provide investors with the ability to invest in a pool of reverse mortgage loans secured by one-to-four-family residential properties. The transactions provide the Company with access to liquidity for these assets, ongoing servicing fees, and potential residual returns. The securitizations are callable at or following the optional redemption date as defined in the respective indenture agreements.

Commercial Mortgage Loans

The Company issued nonrecourse debt securities secured by mortgage loans made to real estate investors. The transactions provide debt security holders the ability to invest in a pool of performing loans secured by investment real estate. The transactions provide the Company with access to liquidity for the mortgage loans and ongoing management fees.

Other Financing Lines of Credit

Other financing lines of credit principally consists of variable-rate asset-backed facilities, primarily warehouse lines of credit, to support the origination of mortgage loans and operations of the Company, which provide creditors a collateralized interest in specific mortgage loans and other Company assets that meet the eligibility requirements under the terms of the facility. The source of repayment of the facilities is typically from the sale or securitization of the underlying loans into the secondary mortgage market. The Company evaluates its capacity needs for warehouse facilities and adjusts the amount of available capacity under these facilities in response to the current mortgage environment and origination needs. Interest expense from these financings is recorded in net interest expense in the Consolidated Statements of Operations and Comprehensive Income.

Costs incurred in connection with obtaining financing lines of credit are capitalized to other assets within the Consolidated Statements of Financial Position and amortized over the term of the related financing as interest expense within the Consolidated Statements of Operations and Comprehensive Income.

Payables and Accrued Liabilities

Payables and accrued liabilities consist of IBNR and estimate of claim losses, repurchase reserves, deferred purchase price liabilities, abandoned lease obligations and other accrued expenses. The components of payables and accrued liabilities are detailed in Note 20 - Payables and Accrued Liabilities.

IBNR and Estimate of Claim Losses

The Company offers medical, dental, and other benefits to its employees. In 2016, certain of these medical benefit plans became self-funded by the Company, whereby the Company pays actual claims made by its employees. Any employee-paid portion of these benefits are withheld by the individual operating entities and remitted back to the Company on a monthly basis. In addition, the Company has a stop-loss insurance policy in place which reimburses the company for extraordinary claims. The Company estimates incurred but not reported, including any existing and future claims (“IBNR”), related to these self-funded benefits on a quarterly basis. The

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

estimated claims are recorded based upon current and future expected claims expected to be received. In addition, the Company has engaged a third party actuary to validate the reasonableness of the existing estimated claims.

The Company is occasionally named as a defendant in claims concerning alleged errors or omissions pertaining to the issuance of title policies or the performance of escrow services. The Company assesses pending and threatened claims to determine whether losses are probable and reasonably estimable in accordance with ASC 450, Contingencies. To the extent losses are deemed probable and reasonably estimable, the Company will establish an accrual for those losses based on historical experience and analysis of specific claim attributes.

The Company maintains a estimate of claim losses for potential losses related to title research and the related title policies sold by the Company as agent. This reserve is subjective and is based on known claims and claims incurred but not yet reported to the Company. The Company monitors the estimate of claim losses for adequacy on an annual basis.

This liability also includes amounts determined on the basis of claim evaluation, estimates for reported losses and estimates for losses incurred but not reported related to the Company’s title and settlement services subsidiary. These estimates are continually reviewed and updated. Any adjustments are reflected currently. Accordingly, loss and loss adjustment expenses are charged to income as incurred. Management believes the liability for loss and loss adjustment expenses is adequate; however, the ultimate liability may be in excess of or less than the amounts provided.

Repurchase Reserve

The Company has exposure to potential mortgage loan repurchases and indemnifications in its capacity as a seller of mortgage loans. The estimation of the liability for probable loss related to repurchase and indemnification obligations considers: (i) specific, non-performing loans where the Company has received a repurchase or indemnification request and believes it will be required to repurchase the loan or indemnify the investor for any losses; and (ii) an estimate of probable future repurchase or indemnification obligations for standard representation and warranty provisions, early payment defaults or other recourse obligations. The Company establishes an initial reserve at fair value for expected losses relating to loan sales at the date the loans are de-recognized from the Consolidated Statements of Financial Condition, which is recorded as a component of gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net in the Consolidated Statements of Operations and Comprehensive Income.

Deferred Purchase Price Liabilities

As a result of business acquisitions, the Company has recorded contingent liabilities based upon expected future payouts. These payouts are partially based on future loan production and profits of the Company. In accordance with ASC 805, the Company measures any contingent consideration related to business combinations at fair value, and adjusts the reported amount each period with the change in fair value recorded in general and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income.

Abandoned Lease Obligations

The Company may at times move out of facilities with remaining lease commitments. In cases where the landlord does not allow premature termination of the lease, the Company recognizes a lease abandonment liability equal to the present value of the remaining lease payments to the landlord and other rent related

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

payments such as common area maintenance, net of any projected sublease income at the cease-use date. The net loss on an abandoned lease is reflected as a component of occupancy, equipment rentals and other office related expenses in the Consolidated Statements of Operations and Comprehensive Income. Effective January 1, 2019, the Company adopted ASC 842. Concurrent with this adoption, both outstanding abandoned lease obligations were offset against other assets where right of use assets are recorded.

Notes Payable

As a part of the Company’s acquisitions of certain subsidiaries, the Company entered into various note agreements with the prior sellers. In addition, in 2017, the Company entered into an agreement for the purchase of computer hardware and equipment which was financed by notes payable to the seller with monthly payments through January 2021. The Company accounts for outstanding notes payable in accordance with ASC 470 - Debt. Notes payable are carried at amortized cost. Issuance costs, premiums and discounts are capitalized as part of the notes payable balance and amortized to interest expense on the Consolidated Statements of Operations and Comprehensive Income over the outstanding life of note using the effective interest method.

Offsetting of Amounts Related to Certain Contracts

When the requirements of FASB ASC 815-10-45-5, Derivatives and Hedging, are met, the Company offsets certain fair value amounts recognized for cash collateral receivables or payables against fair value amounts recognized for net derivative positions executed with the same counterparty under the same master netting arrangement.

Reinsurance

The Company assumes and cedes reinsurance with other insurance companies in the normal course of business. Ceded insurance is comprised of excess of loss treaties, which protect against losses over defined amounts. The Company remains liable to the insured for claims under ceded insurance policies in the event the assuming insurance companies are unable to meet their obligations under these contracts. Reinsurance is recorded as a contra revenue within fee income on the Consolidated Statements of Operations and Comprehensive Income.

Comprehensive Income

Rrecognized revenue, expenses, gains and losses are included in operations. Certain changes in assets and liabilities, such as foreign currency translation adjustments, are reported as a separate component in the Consolidated Statements of Changes in Members’ Equity. Such items, along with net income and losses, are components of comprehensive income (loss).

The components of other comprehensive income (loss) are reported in the Consolidated Statements of Operations and Comprehensive Income. For the years ended December 31, 2019, 2018 and 2017, the only component of other comprehensive income (loss) was foreign currency translation adjustments, arising from translation of the foreign branch accounts in Manila, Philippines.

Foreign Currency

The functional currency of the Company’s international branch is the Philippine peso. Foreign currency denominated assets and liabilities are translated into United States dollars using the exchange rates in effect at the dates of the Consolidated Statements of Financial Condition. Results of operations and cash flows are translated using the average exchange rates throughout the period. The resulting exchange rate translation adjustments are included as a component of members’ equity in accumulated other comprehensive income (loss).

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Revenue Recognition

The Company derives its revenues principally from gains on origination and sale of loans, including revenue fees collected from the borrower at closing, loan servicing fees, fair value gains on originated mortgage loans, net of changes in fair value associated with outstanding HMBS and other nonrecourse obligations, other fee income, and net interest income on loans.

Monthly servicing revenue represents income derived by the Company in relation to the servicing of loans. Net interest expense reflects interest collected at the closings of loans, as well as on loans held for sale by the Company prior to sale on the secondary market. The interest income collected on such loans is reported net of the interest expense incurred while the loans are carried on the Company’s warehouse lines.

Interest income is recognized using the interest method. Loans are placed on non-accrual status when any portion of the principal or interest is 90 days past due or earlier if factors indicate that the ultimate collectability of the principal or interest is not probable. Interest received from loans on non-accrual status is recorded as income when collected. Loans return to accrual status when the principal and interest become current and it is probable that the amounts are fully collectible.

Agents National Title Insurance Company (“ANTIC”), a subsidiary of the Company, issues title insurance products through a network of title insurance agents throughout the country. Title insurance is a mono-line product providing coverage to parties within a real estate transaction according to the respective state regulatory bodies in the United States of America. Insurance premium revenue is recognized from title insurance contracts when the title agents report the issuance of a title insurance policy. The revenue stream, falls under ASU 2016-20, Issue 5: Scope of Topic 606 11, which is excluded from ASC 606. The scope exceptions to ASC 606 clarify that all contracts within the scope of Topic 944, Financial Services-Insurance, are excluded from the scope of Topic 606. Therefore ANTIC is considered under Insurance Contracts within the scope of ASC 944-605 which reflects premiums from title insurance contracts shall be considered due from policyholders and, accordingly, recognized as revenue on the effective date of the insurance contract because most of the services associated with the contract have been rendered by that time. However, the binder date is appropriate if the insurance entity is legally or contractually entitled to the premium on the binder date.

FASB ASC Topic 606, Revenue from Contracts with Customers (“ASC 606”) was adopted by the Company in 2018. ASC 606 provides updated guidance for revenue recognition. The ASC’s core principal requires a company to recognize revenue when it transfers promised goods or services to customers in an amount that reflects consideration to which the Company expects to be entitled to those goods or services. The standard also clarifies the principal versus agent considerations, providing that the evaluation must focus on whether the entity has control of the goods or services before they are transferred to the customer.

The majority of services rendered by the Company in connection with originations and servicing are not within the scope of ASC 606.

The Company recognizes revenues from services provided in accordance with the five step process outlined in ASC 606. Revenue was recognized when the performance obligations have been satisfied by transferring control of a product or service to a customer in an amount that reflects the consideration that the Company expects to receive. This revenue can be recognized at a point in time or over time. Based on its evaluation of loan origination fees, the Company has determined that loan origination fees are recorded in fee income in the Consolidated Statements of Operations and Comprehensive Income when a loan is successfully funded, with the related costs recognized in general and administrative expenses when incurred.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The Company adopted this guidance on January 1, 2018, utilizing the modified retrospective approach, and the adoption of this ASU did not have a material impact on the Company’s consolidated financial statements.

The primary components of fee income consists of the following:

Loan Servicing Fees

Loan servicing income represents recurring servicing and other ancillary fees earned for servicing mortgage loans owned by investors. Servicing fees received for servicing mortgage loans owned by investors are based on a stipulated percentage of the outstanding monthly principal balance on such loans, or the difference between the weighted-average yield received on the mortgage loans and the amount paid to the investor, less guaranty fees and interest on curtailments. Loan servicing income is receivable only out of interest collected from mortgagors and is recorded as income when collected. Late charges and other miscellaneous fees collected from mortgagors are also recorded as income when collected, and are included as a component of fee income in the Statements of Operations and Comprehensive Income.

Loan Origination Fees

Loan origination fees are recorded in fee income in the Statements of Operations and Comprehensive Income when earned, with the related costs recognized in general and administrative expenses when incurred at the date of origination.

Other Fee Income

Title and Closing Services: The Company generates revenue by providing title agent and closing services for lenders in connection with loan closings. Specific fees are specified within each lenders/financial institutions’ agreements. While the services are generally performed over a 90-day time frame leading up and finalized before the date of loan closing, no fees are earned and recorded unless the loan closing occurs. Net fees are issued to the Company at the time of the respective loan closing. The specific good and/or service provided to the customer is the issuance of title insurance policy. The risk in the title issuance lies mostly with the title underwriter of the insurance policy and less on the Company, as the agent, thus the Company determined within step 5 of ASC 606 that the Company does not control the goods or service before it is transferred to the customer. The Company is recognizing net revenue at a point in time using the output method, specifically as services are completed in connection with the performance of said obligations. There are two performance obligations, the first is the search and examination of the title of a property, which is performed by the Company on behalf of the underwriter. The second will be the issuance of a title insurance policy, which is performed by an independent underwriter. The transaction price is allocated between the performance obligations based on the terms of the transaction agreement. For the year ended December 31, 2018, title and closing services revenue were $30.8 million compared to $36.9 million for the year ended December 31, 2017. As a result of the adoption of ASC 606, approximately $3.9 million of underwriter expenses were recognized as a reduction to title and closing services revenue, whereas they were previously recognized in general and administrative expenses. There was no net impact to the Consolidated Statements of Operations and Comprehensive Income as a result of adoption.

Settlement, Appraisal and Other Services: Settlement, appraisal and other services include specific real estate transaction services provided to customers to facilitate the origination of mortgage loans. The Company recognizes revenues from services provided in accordance with the five step process outlined in ASC 606. Revenue is recognized when the performance obligations have been satisfied by transferring control of a product or service to a customer in an amount that reflects the consideration that the Company expects to receive. This revenue can be recognized at a point in time or over time.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The Company recognizes gross revenue at a point in time using the output method, specifically as services are completed in connection with the performance of said obligations.

The Company earns appraisal revenue through the one performance obligation of managing the appraisal process for a consumer to obtain an independent valuation of a property to be mortgaged. The appraisal management company maintains a pool of qualified appraisers, who on behalf of the lender provide an appraisal report for a property. Gross revenue is earned and recognized when each appraisal is performed and completed.

Transactional Revenue: The Company generates revenue through loan processing activities for in-school students and refinancing existing student loans. Transaction fees are considered revenue from contracts with customers. The Company receives transaction fees for the performance obligation of providing loan application processing and loan facilitation services for the issuing banks. The Company records revenue over time using the output method, specifically when certain milestones are reached in connection with the performance of said obligations.

Hedge Advisory Services: The Company provides certain valuation and advisory services, which includes the development and implementation of a mortgage servicing rights hedging framework, for various independent mortgage banks. Pursuant to these agreements or other governing documents, the Company’s maintenance fee (the “maintenance fee”) will generally vary between 0.05% and 0.25% of the assets under management per month. The maintenance fee is typically calculated and paid monthly and is recognized in the Consolidated Statements of Operations and Comprehensive Income in the month services are provided. In addition to the Company’s maintenance fee, the Company may also be entitled to receive incentive compensation (the “at-risk fee”) tied to the performance of the MSR portfolio, which will generally vary between 5% and 15% of net gains. The at-risk fee is typically calculated and paid monthly. The Company recognizes gross revenues over time utilizing the output method.

Other advisory fees: In addition to the management fee and incentive fee, the Company may also receive expense reimbursements from its clients in accordance with applicable advisory or sub-advisory agreements and other governing documents. These may include but are not limited to, reimbursement for expenses associated with legal entity formation and capital raising activities, initial public offering costs and expenses, fund administration costs, professional fees, securitization costs, custodian and transfer agent costs and certain other out-of-pocket expenses. To the extent such reimbursements are provided, the Company recognizes these amounts in revenues in the Consolidated Statements of Operations and Comprehensive Income. The Company recognizes gross revenues over time utilizing the output method.

MSR Trade Broker: The Company’s one performance obligation for these services is providing brokerage services to its clients. Services include analysis, structuring, marketing and negotiation of transactions for servicing portfolios in the secondary market. The Company earns revenue based on fees resulting from the trade of MSR assets. Trading of MSR assets is done in two ways: 1) co-issue, flow arrangement for the exit of a pipeline on a per loan basis, and 2) bulk, sale of an entire MSR portfolio. Fees on these brokered trades are based upon a dollar per loan or basis points on UPB of underlying loans. Fees are defined in agreements with clients. Service is completed at the settlement date. The Company recognizes gross revenue at a point in time when the services are performed utilizing the output method.

OAS & MSR Valuation Services: The Company has one performance obligation for these services which is providing the analytic valuation services specified in the client-specific statement of work. Services are rendered when valuation results are complete and delivered to the client. The Company recognizes gross revenue at a point in time in which the services are performed using the output method.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Contract Balances

A contract asset balance occurs when an entity performs a service for a customer before the customer pays consideration (resulting in a contract receivable) or before payment is due (resulting in a contract asset). A contract liability balance is an entity’s obligation to transfer a service to a customer for which the entity has already received payment (or payment is due) from the customer. The Company’s non-interest revenue streams are largely based on transactional activity, or standard month-end revenue accruals. Consideration is often received immediately or shortly after the Company satisfies its performance obligation and revenue is recognized. The Company does not typically enter into long-term revenue contracts with customers, and therefore, does not experience significant contract balances. The Company did not have any significant contract balances at December 31, 2019, 2018 and 2017.

The Company has other revenue streams that are considered insignificant to the overall business. These services are negotiated with customers based on separate contracts for each of the respective services. These revenue streams are also recognized over time using the output method and contain only one performance obligation. There is no significant variable consideration or significant judgments or estimates when revenue is recognized for the Company’s revenue streams in accordance with ASC 606.

For the year ended December 31, 2018, the Company recorded fees paid to underwriters as a reduction of revenue in order to present the revenue from Title and Closing services on a net basis. These fees were previously recorded on a gross basis and amounted to $3.9 million for the year ended December 31, 2018. For the year ended December 31, 2017, the Company recorded $4.4 million in underwriting fees which were included in general and administrative expenses in our Consolidated Statements of Operations and Comprehensive Income. This change in presentation has no impact on net income from operations. The adoption of ASC 606 did not have a material impact on any other line items of the Company’s consolidated financial statements.

Revenue streams were reflected as $48.3 million and $32.1 million point in time revenue, $34.2 million and $28.8 million over time revenue and $119.1 million and $90.7 million non ASC 606 revenue recognition revenue for the years ended December 31, 2019 and December 31, 2018, respectively. See Note 31, Fee Income for disclosures of our fee income by type of revenue.

Transfers of Financial Assets

Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (i) the assets have been isolated from the Company, put presumptively beyond the reach of the entity, even in bankruptcy, (ii) the transferee (or if the transferee is an entity whose sole purpose is to engage in securitization and that entity is constrained from pledging or exchange the assets it receives, each third-party holder of its beneficial interests) has the right to pledge or exchange the transferred financial assets, and (iii) the Company or its agents does not maintain effective control over the transferred financial assets or third-party beneficial interest related to those transferred assets through an agreement to repurchase them before their maturity.

When the Company determines that control over the transfer of financial assets has been surrendered, the transaction will be accounted for as a sale in which the underlying mortgage loans are derecognized, and a corresponding gain recorded equal to the proceeds of the cash and any other beneficial interest retained by the Company less the carrying balance of the transferred mortgage loans. Upon completion of the sale, the recorded gains and losses are reflected in gain on mortgage loans in the Company’s Consolidated Statements of Operations and Comprehensive Income.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Whenever the requirements for sale treatment have not been met due to control over the transferred financial assets not being surrendered, the transferred loans will continue to be held as mortgage loans held for investment, subject to nonrecourse debt, and an associated liability is recorded in nonrecourse debt on the Consolidated Statements of Financial Position.

Share Based Compensation

From time to time the Company enters into transactions with certain of its executive officers whereby the executive officer purchases equity units in UFG Management Holdings LLC in exchange for a combination of cash and a partial-recourse promissory note. The Company accounts for compensation cost related to the grant of parent company awards to its employees with a corresponding credit to member’s equity in the Consolidated Statements of Financial Condition. These equity units are legally issued to the officers; however, because the promissory note is only partial- recourse, the Company accounts for the transaction as a grant of an option award, in accordance with FASB ASC 718, Compensation-Stock Compensation. The Company records a charge to compensation expense on the transaction date for the value of the “option” as determined using an option pricing model. These “options” are considered vested upon the initial grant date, as no requisite service period is required of these officers. See Note 29 - Shareholders’ Notes Receivable for additional discussion.

Advertising Costs

Advertising costs are expensed as incurred. For the years ended December 31, 2019, 2018 and 2017, the Company recorded $27.2 million, $30.1 million and $29.4 million, respectively, in advertising and related expenses which are included in general and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income.

Income Taxes

As a limited liability company, the Company has elected to report as a partnership for federal and state income tax purposes at a consolidated level. However, certain of the Company’s consolidated subsidiaries are structured as C-Corporations and subject the Company to income taxes at the subsidiary level. The Company is also subject to foreign taxes at its international branch, which are not material.

The Company records income taxes in accordance with ASC 740, Income Taxes (“ASC 740”). The Company accounts for income taxes under the asset and liability approach that requires recognition of accounts for certain income and expense items differently for financial reporting purposes and income tax purposes. Further, the Company recognizes deferred income tax assets and liabilities for the differences between the financial reporting basis and the tax basis of assets and liabilities, as well as expected benefits of utilizing net operating loss and credit carryforwards, when applicable.

Periodic reviews of the carrying amount of deferred tax assets are made to determine if the establishment of a valuation allowance is necessary. A valuation allowance is required when it is more likely than not that all or a portion of a deferred tax asset will not be realized. All evidence, both positive and negative, is evaluated when making this determination. Items considered in this analysis include the ability to carry back losses to recoup taxes previously paid, the reversal of temporary differences, tax planning strategies, historical financial performance, expectations of future earnings, and the length of statutory carryforward periods. Significant judgment is required in assessing future earnings trends and the timing of reversals of temporary differences.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

ASC 740 establishes rules for recognizing and measuring tax positions taken in an income tax return, including disclosures of uncertain tax positions (“UTPs”).

The Company evaluates all material income tax positions for periods that remain open under applicable statues of limitation, as well as positions expected to be taken in future returns. The Company recognizes an income tax benefit only if the position has a “more likely than not” chance of being sustained on its technical merits.

Contingencies

The Company evaluates contingencies based on information currently available and will establish accruals for those matters when a loss contingency is considered probable and the related amount is reasonably estimable. For matters where a loss is believed to be reasonably possible but not probable, no accrual is established but the nature of the loss contingency and an estimate of the reasonably possible range of loss in excess of amounts accrued, when such estimate can be made, is disclosed. In deriving an estimate, the Company is required to make assumptions about matters that are, by their nature, highly uncertain. The assessment of loss contingencies, including legal contingencies, involves the use of critical estimates, assumptions and judgments. Whenever practicable, the Company consults with outside experts, including legal counsel and consultants, to assist with the gathering and evaluation of information related to contingent liabilities. It is not possible to predict or determine the outcome of all loss contingencies. Accruals are periodically reviewed and may be adjusted as circumstances change. See Note 27 - Commitments and Contingencies for further discussion.

Reclassifications

Certain amounts from the prior year consolidated financial statements have been reclassified to conform to the current year financial presentation.

Recently Adopted Accounting Guidance

Standard	Description	Effective Date	Effect on Consolidated Financial Statements
ASU 2016-02, Leases (Topic 842), ASU 2018-10, Codification Improvements to Topic 842, Leases , ASU 2018-11, Leases (Topic 842), Targeted Improvements, (collectively, ‘Topic 842 Updates’), ASU 2018-20, Leases (Topic 842), Narrow Scope Improvements for Lessors, ASU 2019-01, Leases (Topic 842): Codification Improvements, ASU 2019-10, Leases (Topic

This guidance and subsequent clarifications and improvements sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e. lessees and lessors) and supersedes previous leasing standards.

-  Requires lessees to recognize all leases longer than twelve months on the Consolidated balance sheets as a lease liability with a corresponding right-of-use (“ROU”) asset - Requires lessees and lessors to classify most leases using principles similar to existing lease accounting, but eliminates

January 2019

The Company early adopted the guidance in the first quarter of 2019, using the modified retrospective method of adoption without restating prior periods.

The Company elected the package of practical expedients, which, among other items, permits the Company not to reassess under the new standard its prior conclusions about lease identification, lease classification and initial direct costs. The Company

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Standard	Description	Effective Date	Effect on Consolidated Financial Statements
842): Effective Dates, ASU 2020-03, Codification Improvements to Financial Instruments, ASU 2020-05, (Topic 842), Effective Dates for Certain Entities	the “bright line” classification tests - Expands qualitative and quantitative leasing disclosures also elected the short-term lease recognition exemption for all leases that qualify. Under this election, the Company does not recognize right-of-use assets or lease liabilities, which includes not recognizing ROU assets or lease liabilities for leases with a term of 12 months or less of those assets in transition. The Company also elected to not separate lease and non-lease components for all of our leases. The Company did not elect the use-of hindsight practical expedient.

Upon adoption, we recorded a lease liability of $74,126 and right of use asset of $74,126 on January 1, 2019, with no impact on its consolidated statement of operations. The ROU assets and operating lease liabilities are recorded in other assets, and payables and accrued liabilities, respectively, in the consolidated balance sheets.

See Note 21, for additional information.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Recently Issued Accounting Guidance, Not Yet Adopted as of December 31, 2019

Standard	Description	Effective Date	Effect on Consolidated Financial Statements

ASU 2016-13 , Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments—Credit Losses, ASU 2019-05, Financial Instruments-Credit Losses (Topic 326): Targeted Transition Relief, ASU 2019-10, Financial Instruments—Credit Losses (Topic 326), ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments - Credit Losses, ASU 2020-03, Codification Improvements to Financial Instruments

Issued June 2016

Requires use of the current expected credit loss model that is based on expected losses (net of expected recoveries), rather than incurred losses, to determine our allowance for credit losses on financial assets measured at amortized cost, certain net investments in leases and certain off-balance sheet arrangements.

Replaces current accounting for purchased credit impaired (“PCI”) and impaired loans.

Amends the other-than-temporary impairment model for available for sale debt securities. The new guidance requires that credit losses be recorded through an allowance approach, rather than through permanent write-downs for credit losses and subsequent accretion of positive changes through interest income over time.

		January 2020	The Company is currently evaluating the impact this guidance on its consolidated financial statements and do not expect that the adoption of the guidance and it’s amendment will have a material effect on the consolidated financial statements.

ASU No. 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment	Historical guidance for goodwill impairment testing prescribed that the Company must compare each reporting unit’s carrying value to its fair value. If the carrying value exceeds fair value, an entity performs the second step, which assigns the reporting unit’s fair value to its assets and liabilities, including unrecognized assets and liabilities, in the same manner as required in purchase accounting and then records an impairment. This ASU eliminates the second step.	January 2020	The Company plans to adopt this guidance using the prospective method of adoption. Adoption of this standard is not expected to have a material impact on the consolidated financial statements.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Standard	Description	Effective Date	Effect on Consolidated Financial Statements

Under the new guidance, an impairment of a reporting unit’s goodwill is determined based on the amount by which the reporting unit’s carrying value exceeds its fair value, limited to the amount of goodwill allocated to the reporting unit.

ASU 2018-13 , Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement

The amendments in this Update modify the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements, based on the concepts in the Concepts Statement, including the consideration of costs and benefits. Certain disclosure requirements were either removed, modified, or added.

This guidance removes the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 fair value measurement methodologies, the policy for timing of transfers between levels and the valuation processes for Level 3 fair value measurements. It also adds a requirement to disclose changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period and the range and weighted average of significant unobservable inputs used to develop Level 3 measurements. For certain unobservable inputs, entities may disclose other quantitative information in lieu of the weighted average if the other quantitative information would be a more reasonable and rational method to reflect the distribution of unobservable inputs used to develop Level 3 fair value measurements.

		January 2020	The Company does not expect adoption of this standard did not have a material impact on the consolidated financial statements.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Standard	Description	Effective Date	Effect on Consolidated Financial Statements

ASU 2018-15 , Intangibles - Goodwill and Other - Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract	The amendments in this Update align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license).	January 2020	The Company plans to adopt this guidance using the prospective method of adoption. Adoption of this standard is not expected to have a material impact on the consolidated financial statements.

ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting	The amendments in this Update provide temporary optional expedients and exceptions for applying GAAP to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or other interbank offered rates expected to be discontinued.	January 2020	The Company is in the process of reviewing the potential impact that the adoption of this ASU will have on the combined financial statements and related disclosures.

3.	Variable Interest Entities and Securitizations

The Company determined that the SPEs created in connection with its securitizations are VIEs. A VIE is an entity that has either a total equity investment that is insufficient to permit the entity to finance its activities without additional subordinated financial support or whose equity investors lack the characteristics of a controlling financial interest. A VIE is consolidated by its primary beneficiary, which is the entity that, through its variable interests has both the power to direct the activities that significantly impact the VIE’s economic performance and the obligations to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

Finance of America Commercial

FACo securitizes certain of its interests in fix & flip mortgages. The transactions provide debt security holders the ability to invest in a pool of performing loans secured by investment real estate. The transactions provide the Company with access to liquidity for the loans and ongoing management fees. The principal and interest on the outstanding debt securities are paid using the cash flows from the underlying loans, which serve as collateral for the debt. The Company has determined that the securitization structure meets the definition of a VIE. In its capacity as servicer of the securitized loans, the Company retains the power to direct the VIE’s activities that most significantly impact the VIEs economic performance. The Company has also retained certain beneficial interests in these trusts which provide exposure to potential gains and losses on the performance of the trust. As the Company has both the power to direct the activities that significantly impact the VIE’s economic performance and the obligations to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE the Company has determined it meets the definition of the primary beneficiary and consolidates the trusts.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Certain obligations may arise from the agreements associated with transfers of loans. Under these agreements, the Company may be obligated to repurchase the loans, or otherwise indemnify or reimburse the investor for losses incurred due to material breach of contractual representations and warranties.

For the years ended December 31, 2019, 2018 and 2017, there were no charge-offs, associated with these transferred mortgage loans related to the standard securitization representations and warranties obligations.

Finance of America Reverse

FAR securitizes certain of its interests in non-performing reverse mortgages and non-agency reverse mortgage loans. The transactions provide investors with the ability to invest in a pool of reverse mortgage loans secured by one-to-four-family residential properties. The transactions provide FAR with access to liquidity for these assets, ongoing servicing fees, and potential residual returns. The principal and interest on the outstanding certificates are paid using the cash flows from the underlying reverse mortgage loans, which serve as collateral for the debt. The securitizations are callable at or following the optional redemption date as defined in the respective indenture agreements. FAR has determined that these securitization structures meet the definition of VIEs. In its capacity as servicer of the securitized loans, the Company retains the power to direct the VIE’s activities that most significantly impact the VIEs economic performance. The Company has also retained certain beneficial interests in these trusts which provide exposure to potential gains and losses on the performance of the trust. As the Company has both the power to direct the activities that significantly impact the VIE’s economic performance and the obligations to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE, the Company has determined it meets the definition of the primary beneficiary and consolidates the trusts.

On February 25, 2019, the Company executed its optional redemption of outstanding securitized notes related to one of the outstanding nonperforming HECM securitizations. As part of the optional redemption, the Company paid off notes with an outstanding principal balance of $245.9 million. The notes were paid off at par.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The following table presents the assets and liabilities of the Company’s consolidated variable interest entities, which are included on the Consolidated Statements of Financial Condition above, and excludes intercompany balances and other retained beneficial interests that eliminate in consolidation.

	December 31,
	2019	2018
ASSETS
Restricted cash	$226,408	$76,603
Mortgage loans held for investment, subject to nonrecourse debt, at fair value
2018 FASST JR1	506,786	567,781
2019 FASST JR2	505,009	—
2019 FASST JR3	460,344	—
2019 FASST JR4	367,380	—
2019 FASST JR1	348,919	—
2018 FASST JR2	276,125	277,048
2018 RTL1 ANTLR	222,099	202,603
2019 RTL1 ANTLR	221,143	—
2018 FASST HB1	206,586	285,928
2019 FASST HB1	201,382	—
2019 FAHB 19-1	195,439	—
2017 FASST HB1	—	227,507
Other assets	75,115	70,358

TOTAL ASSETS	$3,812,735	$1,707,828

LIABILITIES
Nonrecourse debt, at fair value
2018 FASST JR1	$507,516	$552,753
2019 FASST JR2	474,134	—
2019 FASST JR3	427,264	—
2019 FASST JR4	343,172	—
2019 FASST JR1	332,829	—
2018 FASST JR2	274,139	250,000
2018 RTL1 ANTLR	210,738	209,862
2019 RTL1 ANTLR	206,176	—
2018 FASST HB1	224,053	323,376
2019 FASST HB1	236,726	—
2019 FAHB 19-1	253,449	—
2017 FASST HB1	—	256,601
Payables and accrued liabilities	13	115

TOTAL LIABILITIES	$3,490,209	$1,592,707

Net fair value of assets subject to nonrecourse debt	$322,526	$115,121

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The following table presents the carrying amounts of the Company’s assets and liabilities that relate to its variable interest in the VIEs that are not consolidated (in thousands):

Period	Classification	Carrying Amount	Maximum Exposure to Loss (1)
December 31, 2019	Debt securities	$103,446	$103,446

(1)	The Company’s maximum exposure to losses for VIEs equals the carrying value of assets recognized on the Consolidated Statements of Financial Condition.

4.	Acquisitions

Incenter Appraisal Management LLC

On April 1, 2019, Incenter, through one of its wholly-owned subsidiaries, acquired 100% of the outstanding LLC interests of Management Appraisal Services (“MAS”) pursuant to the Amended and Restated Stock Purchase Agreement (“SPA”) between the Company and the seller dated February 26, 2019.    The name of MAS was subsequently changed to Incenter Appraisal Management, LLC (“IAM”). The Company acquired MAS to further diversify the services of the Company, adding the new revenue stream for appraisal management services.

In accordance with the SPA, the purchase price for IAM will be paid out to the seller through a deferred purchase price liability. The liability is comprised of two parts: 1) The Company will pay the seller 40 percent of net income of IAM before taxes, depreciation, and amortization not to exceed the Purchase Price Cap of $2.1 million. Net income before taxes will be calculated on a monthly basis, and 2) Seller will receive a marketing fee per appraisal during the period of the earn-out. The amount of the monthly earn-out payment will be reduced by fifty percent until the cumulative amount withheld equals the liabilities assumed by the Company at the date of acquisition. The estimated fair value of purchase consideration was $1.7 million as of the acquisition date, which consists of a $0.6 million marketing fee and a $1.1 million deferred purchase price liability. For the year ended December 31, 2019, acquired goodwill of $2.3 million was allocated to the Lender Services segment.

Skyline

On March 9, 2018, the Company entered into an Asset Purchase Agreement (“Purchase Agreement”) with Skyline and Skyline Financial Holdings, LLC (“Skyline”) to acquire the retail loan origination business and assets of Skyline, a regional mortgage loan originator (“Skyline Acquisition”). The Company acquired Skyline to further enhance the services of the Company.

In accordance with the Purchase Agreement, the Company acquired the retail loan origination business and assets of Skyline for $3.9 million in cash. Aggregate consideration also included a contingent earn-out payment based on future production over a defined minimum threshold by employees in the acquired origination branches during the earn-out period of three years. The earn-out maximum payout is $10.0 million and is payable approximately 75 days following the end of the earn-out period. Management determined that the fair value of the additional earn-out consideration was zero at December 31, 2018. Additionally, FAM exercised its call option in acquiring these net assets in cash. The call option had a exercise price and book value of $0.2 million at closing, which had been acquired by the Company through the Call Option Agreement dated March 13, 2017.

In connection with the Skyline Acquisition, the Company issued a revolving loan promissory note to Skyline Financial Corp. with a maximum commitment amount of $3.5 million. The Company advanced the full

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

$3.5 million on the date of closing of the Skyline Acquisition. The promissory note bore interest at 15% until repaid in full and canceled in May 2018. For the year ended December 31, 2018, acquired goodwill of $2.2 million was allocated to the Forward Originations segment.

Agents National Title

On February 1, 2018, Incenter acquired all of the assets and assumed all of the liabilities of Agents National Title Holding Company (“Agents”). Through its primary operating subsidiary, Agents National Title Insurance Company, Agents is an underwriter of title insurance policies. The Company acquired Agents to further diversify the services of the Company.

Aggregate consideration was made up of a closing date payment and an earn-out payment. The closing date payment was a cash payment of $5.3 million. The earnout payment is based on future financial performance of Agents during the earnout period of four years, with a maximum payout of $5.0 million. The estimated value of the earn-out payment was $1.3 million as of the acquisition date. For the year ended December 31, 2018, acquired goodwill of $0.5 million was allocated to the Lender Services segment.

The table below presents the purchase price allocation of the acquisition date fair values of the assets acquired and the liabilities assumed (in thousands):

	2019	2018
	IAM	Skyline	Agents
Tangible assets acquired
Cash and cash equivalents	$—	$—	$4,524
Fixed assets and leasehold improvements	—	630	696
Derivative assets	—	1,480	—
Other assets	123	429	5,048

Total tangible assets acquired	123	2,539	10,268

Tangible liabilities assumed
Payables and accrued liabilities	734	967	5,464

Total tangible liabilities assumed	734	967	5,464

Tangible net assets (liabilities) acquired	$(611)	$1,572	$4,804

Purchase price allocation
Consideration transferred - cash and seller notes	$—	$3,886	$5,273
Call option exercised	—	150	—
Deferred purchase price liability	1,673	—	1,300
Tangible net liabilities (assets) acquired	611	(1,572)	(4,804)
Intangible assets - domain name	—	—	(146)
Intangible assets - customer list	—	—	(600)
Intangible assets - trade name	—	(230)	(500)

Goodwill	$2,284	$2,234	$523

5.	Fair Value

ASC 820, Fair Value Measurement (“ASC 820”), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Fair value is based on the assumptions market participants would use when pricing an asset or liability and follows a fair value hierarchy that prioritizes the information used to develop those assumptions. The fair value hierarchy gives the highest priority to quoted prices available in active markets (i.e., observable inputs) and the lowest priority to data lacking transparency (i.e., unobservable inputs). An instrument’s categorization within the fair value hierarchy is based on the lowest level of significant input to its valuation.

All aspects of nonperformance risk, including the Company’s own credit standing, are considered when measuring the fair value of a liability.

Following is a description of the three levels:

Level 1 Inputs: Quoted prices for identical instruments in active markets.

Level 2 Inputs: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 Inputs: Instruments with unobservable inputs that are significant to the fair value measurement.

The Company classifies assets in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company recognizes transfers between levels of the fair value hierarchy as of the end of the reporting period. There were no transfers within the hierarchy for the years ended December 31, 2019, 2018 and 2017.

Following are descriptions of the valuation methodologies used to measure material assets and liabilities at fair value and the details of the valuation models, key inputs to those models and significant assumptions utilized.

Reverse Mortgage Loans Held for Investment, Subject to HMBS Related Obligations, at Fair Value

HECM loans securitized into GNMA HMBS are not actively traded in open markets with readily observable market prices.

The Company values HECM loans securitized into GNMA HMBS utilizing a present value methodology that discounts estimated projected cash flows over the life of the loan portfolio using prepayment, borrower mortality, borrower draw and discounts rate assumptions management believes a market participant would use in estimating fair value. The significant unobservable inputs used in the measurement include:

Conditional Repayment Rate - the Company projects borrower prepayment rates which considers borrower age and gender and is based on historical termination rates. The outputs of borrower prepayment rates are utilized to anticipate future terminations.

Loss Frequency/Severity - termination proceeds are adjusted for expected loss frequencies and severities to arrive at net proceeds that will be provided upon final resolution. Historical experience is utilized to estimate the loss rates resulting from scenarios where FHA insurance proceeds are not expected to cover all principal and interest outstanding and, as servicer, the Company is exposed to losses upon resolution of the loan. Loss frequency and severities are based upon the historical experience with specific loan resolution waterfalls.

Due and Payable Triggers - the input for terminations not attributable to an FHA assignment is based on historical foreclosure and liquidation experience.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Discount Rate - derived based upon reference to yields required by market participants for recent transactions in the HECM loan bulk market adjusted based upon weighted average life of the loan portfolio. This rate reflects what the Company believes to be a market participant’s required yield on HECM loans of similar weighted average lives. The yield spread is applied over interpolated benchmark curve or as a spread over collateral forward curve.

Borrower Draw Rates - the draw curve is estimated based upon the historical experience with the specific product type contemplating the borrower’s age and loan age.

Changes to any of these assumptions could result in significantly different valuation results. The Company classifies reverse mortgage loans held for investment as Level 3 assets within the GAAP hierarchy, as they are dependent on unobservable inputs.

The following table presents the weighted average significant unobservable inputs used in the fair value measurement of reverse mortgage loans held for investment, subject to HMBS related obligations, for the periods indicated:

	December 31, 2019		December 31, 2018
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Conditional repayment rate	NM	21.5%	NM	23.1%
Loss frequency	NM	4.6%	NM	4.6%
Loss severity	4.2% - 14.0%	4.8%	3.2% - 100%	5.8%
Discount rate	NM	2.5%	NM	3.1%
Average draw rate	NM	1.1%	NM	1.3%

“NM” - these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Mortgage Loans Held for Investment, Subject to Nonrecourse Debt, at Fair Value

Reverse Mortgage Loans

Reverse mortgage loans held for investment, subject to nonrecourse debt, include HECM loans previously purchased out of GNMA HMBS pools and non FHA-insured jumbo reverse mortgages, which have been subsequently securitized and serve as collateral for the issued debt. These loans are not traded in active and open markets with readily observable market prices. The Company classifies reverse mortgage loans held for investment, subject to nonrecourse debt as Level 3 assets within the GAAP hierarchy.

HECM Buyouts - Securitized (Nonperforming)

The Company values securitized HECM buyouts utilizing a present value methodology that discounts estimated projected cash flows over the life of the portfolio using conditional prepayment and default rates, loss frequency and severity, borrower mortality, and discount rate assumptions management believes a market participant would use in estimating fair value.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The following table presents the weighted average significant unobservable inputs used in the fair value measurement of these assets and liabilities as of December 31, 2019 and 2018:

	December 31, 2019		December 31, 2018
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Conditional repayment rate	52.5% -58.5%	55.5%	50.6% – 58.2%	54.7%
Loss frequency	55.0% - 55.4%	55.3%	NM	60.0%
Loss severity	5.9% -6.9%	6.4%	NM	3.1%
Discount rate	NM	5.0%	NM	5.2%
Conditional default rate	3.3% -3.8%	3.5%	NM	3.1%

“NM” - these “Not Material” inputs do not have an applicable range, as they are a single derived input.

HECM Buyouts - Securitized (Performing)

The Company values securitized HECM buyouts utilizing a present value methodology that discounts estimated projected cash flows over the life of the portfolio using conditional prepayment and default rates, loss frequency and severity, borrower mortality, and discount rate assumptions management believes a market participant would use in estimating fair value.

The following table presents the weighted average significant unobservable inputs used in the fair value measurement of these assets and liabilities as of December 31, 2019:

	December 31, 2019
	Range of Input	Weighted Average of Input
Weighted-average remaining life in years	NM	9.2
Conditional repayment rate	NM	13.7%
Loss severity	4.2% - 14.0%	5.9%
Discount rate	NM	4.1%

“NM” - these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Non-agency reverse mortgages - Securitized

The Company values securitized non-agency reverse mortgage loans utilizing a present value methodology that discounts estimated projected cash flows over the life of the loan portfolio using prepayment, home price appreciation, pool-level losses, cost to service, and discount rate assumptions. The following table presents the weighted average significant unobservable inputs used in the fair value measurements of non-agency reverse mortgage loans as of December 31, 2019 and 2018:

	December 31, 2019		December 31, 2018
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Weighted-average remaining life in years	9.6 - 10.7	10.1	12.7 – 12.8	12.7
Loan to value	4.6% - 66.0%	46.7%	8.9% - 58.9%	43.6%
Conditional repayment rate	11.7% - 12.5%	12.1%	12.3% – 13.6%	12.7%
Loss severity	NM	10.0%	NM	10.0%
Home price appreciation	NM	5.4%	NM	4.4%
Discount rate	NM	4.5%	NM	5.4%

“NM” - these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Commercial Mortgage Loans

Fix & Flip

The Fix & Flip loans are short-term loans for individual real estate investors, with terms ranging from 9-18 months. This product is valued using a discounted cash flow model. The Company classifies these mortgage loans as Level 3 assets within the GAAP hierarchy.

The Company utilized the following weighted average assumptions in estimating the fair value of fix & flip mortgage loans as of December 31, 2019 and 2018:

	December 31, 2019		December 31, 2018
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Prepayment rate (CPR/SMM)	NM	14.5%	NM	12.4%
Discount rate	5.3% - 6.8%	5.3%	5.4% - 6.7%	5.6%
Default rate (CDR/MDR)	0% - 0.5%	0.5%	0.3% - 2.0%	0.3%

“NM” - these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Mortgage Loans Held for Investment, at Fair Value

Reverse Mortgage Loans

Reverse mortgage loans held for investment, at fair value, consists of originated or purchased HECM and non-agency reverse mortgage loans not yet securitized, unsecuritized tails, and certain HECMs purchased out of GNMA HMBS that the Company intends to securitize for purposes of serving as collateral for future securitization transfers.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Originated or purchased HECM loans held for investment are valued predominantly by utilizing forward HMBS prices for similar pool characteristics and based on observable market data. These amounts are further adjusted to include future cash flows that would be earned for servicing the HECM loan over the life of the asset.

Unsecuritized tails consists of performing and nonperforming repurchased loans. The fair value of performing unsecuritized tails are valued at current pricing levels for similar GNMA HMBS. The fair value of nonperforming unsecuritized tails is based on expected claim proceeds from HUD upon assignment of the loans.

The fair value of repurchased loans is based on expected cash proceeds of the liquidation of the underlying properties and expected claim proceeds from HUD. The primary assumptions utilized in valuing nonperforming repurchased loans include loss frequency and loss severity. Termination proceeds are adjusted for expected loss frequencies and severities to arrive at net proceeds that will be provided upon final resolution, including assignments to FHA. Historical experience is utilized to estimate the loss rates resulting from scenarios where FHA insurance proceeds are not expected to cover all principal and interest outstanding and as servicer, the Company is exposed to losses upon resolution of the loan. For performing loans, the Company estimated loss severities of 0.1% to 17.1% as of December 31, 2019 and 2018. For nonperforming loans, the Company estimated loss frequencies of 55.0% and 60.0% and loss severities of 6.3% and 2.6% as of December 31, 2019 and 2018, respectively.

The Company classifies reverse mortgage loans held for investment, at fair value as Level 3 assets within the GAAP hierarchy.

Non-Agency Reverse Mortgage Loans

The fair value of non-agency reverse mortgage loans is based on values for investments with similar investment grade ratings and the value the Company would expect to receive if the whole loans were sold to an investor.

The Company values non-agency reverse mortgage loans utilizing a present value methodology that discounts estimated projected cash flows over the life of the loan portfolio using prepayment, home price appreciation, pool-level losses, cost to service, and discount rates.

The following table presents the weighted average significant unobservable inputs used in the fair value measurement of non-agency reverse mortgage loans classified as reverse mortgage loans held for investment as of December 31, 2019 and 2018:

	December 31, 2019		December 31, 2018
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Weighted-average remaining life in years	9.7 - 11.2	10.9	NM	10.4
Loan to value	8.4% - 120.7%	40.5%	8.1% - 59.1%	44.4%
Conditional repayment rate	11.5% - 12.4%	11.7%	NM	12.1%
Loss severity	NM	10.0%	NM	10.0%
Home price appreciation	NM	5.4%	NM	4.4%
Discount rate	NM	4.4%	NM	4.7%

“NM” - these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Commercial Mortgage Loans

Fix & Flip

The Fix & Flip loans are short-term loans for individual real estate investors, with terms ranging from 9-18 months. This product is valued using a discounted cash flow model. The Company classifies these mortgage loans as Level 3 assets within the GAAP hierarchy.

The Company utilized the following weighted average assumptions in estimating the fair value of fix & flip mortgage loans as of December 31, 2019 and 2018:

	December 31, 2019		December 31, 2018
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Prepayment rate (CPR/SMM)	NM	11.4%	NM	11.2%
Discount rate	NM	5.5%	NM	5.9%
Default rate (CDR/MDR)	0% - 0.4%	0.4%	0.2% - 3.5%	0.4%

“NM” - these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Agricultural Loans

The agricultural loans are government-insured loans made to farmers to fund their inputs and operating expenses for the upcoming growing season with terms ranging from 7 - 17 months. The product is valued using a discounted cash flow model. The Company classifies these mortgage loans as Level 3 assets within the GAAP hierarchy.

The Company utilized the following weighted average assumptions in estimating the fair value of loans as of December 31, 2019:

	December 31, 2019
	Range of Input	Weighted Average of Input
Discount rate	NM	8.0%
Prepayment rate (CPR)	0% - 1.0%	0.3%
Default rate (CDR/MDR)	0% - 2.0%	1.4%

“NM” - these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Mortgage Loans Held for Sale, at Fair Value

Reverse Mortgage Loans

Reverse mortgage loans held for sale, at fair value, consists of unpoolable loans that the Company intends to sell to third party investors. Reverse mortgage loans held for sale consists primarily of performing repurchased loans. The fair value of performing unpoolable loans is based on expected claim proceeds from HUD upon assignment of the loans. In certain instances the loan balance may exceed the maximum claim amount. In these instances, the fair value is based on expected proceeds from sale of the underlying property and any additional HUD claim proceeds. The Company classifies reverse mortgage loans held for sale as Level 3 assets within the GAAP hierarchy.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Residential and Commercial Mortgage Loans

Mortgage loans held for sale include residential and commercial mortgage loans originated by the Company and held until sold to secondary market investors. The Company primarily originates conventional agency (Fannie Mae (“FNMA”) and Freddie Mac (“FHLMC”), collectively the government-sponsored enterprises or GSEs) and government (Federal Housing Administration and Department of Veteran Affairs) residential mortgage loans (collectively “residential mortgage loans held for sale”) and recourse and nonrecourse commercial mortgage loans to owners and investors of single and multi-family residential rental properties (“commercial loans held for sale”).

Residential Mortgage Loans

The Company originates or purchases mortgage loans in the U.S. that it intends to sell to FNMA, FHLMC, and GNMA (collectively “the Agencies”). Additionally, the Company originates or purchases mortgage loans in the U.S. that it intends to sell into the secondary markets via whole loan sales. Mortgage loans held for sale are typically pooled and sold into certain exit markets, depending upon underlying attributes of the loan, such as agency eligibility, product type, interest rate, and credit quality. In addition, the Company may originate loans that do not meet specific underwriting criteria and are not eligible to be sold to the Agencies. Two valuation methodologies are used to determine the fair value of mortgage loans held for sale. The methodology used depends on the exit market as described below:

Loans valued using observable market prices for identical or similar assets - This includes all mortgage loans that can be sold to the Agencies, which are valued predominantly by published forward agency prices. This will also include all non-agency loans where recently negotiated market prices for the loan pool exist with a counterparty (which approximates fair value), or quoted market prices for similar loans are available. As these valuations are derived from quoted market prices, the Company classified these valuations as Level 2 in the fair value disclosures. During periods of illiquidity of the mortgage marketplace, it may be necessary to look for alternative sources of value, including the whole loan purchase market for similar loans, and place more reliance on the valuations using internal models.

Loans valued using internal models – To the extent observable market prices are not available, the Company will determine the fair value of mortgage loans held for sale using a collateral based valuation model, which approximates expected cash proceeds on liquidation. For loans where bid prices or commitment prices are unavailable, these valuation models estimate the exit price the Company expects to receive in the loan’s principal market and are based on a combination of recent appraisal values, adjusted for certain loss factors. The Company classifies these valuations as Level 3 in the fair value disclosures.

Commercial Mortgage Loans

The Company primarily originates two separate commercial loan products that it classifies as held for sale: Single Rental Loan (“SRL”) and Portfolio Lending.

SRL

The SRL product is designed for small/individual real estate investors looking to purchase and then rent-out a single property. These are 30-year loans with fixed interest rates typically between 5.0% - 8.0%. This product is valued using a discounted cash flow model. The Company classifies these mortgage loans as Level 3 assets within the GAAP hierarchy.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The Company utilized the following weighted average assumptions in estimating the fair value of SRL mortgage loans held for sale as of December 31, 2019 and December 31, 2018:

	December 31, 2019		December 31, 2018
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Prepayment rate (CPR/SMM)	1.0% - 29.4%	21.5%	1.0% - 29.4%	10.5%
Discount rate	NM	4.7%	NM	5.5%
Default rate (CDR/MDR)	1.0% - 51.0%	1.6%	1.0% - 55.0%	2.0%

“NM” - these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Portfolio Lending

The Portfolio product is designed for larger investors with multiple properties. Specifically, these loans are useful for consolidating multiple rental property mortgages into a single loan. These loans have fixed coupons that typically range from 5.0% - 6.2%, with 5 and 10-year balloon structures. This product is valued using a discounted cash flow model. The Company classifies these mortgage loans as Level 3 assets within the GAAP hierarchy.

The Company utilized the following weighted average assumptions in estimating the fair value of Portfolio mortgage loans held for sale as of December 31, 2019 and December 31, 2018:

	December 31, 2019		December 31, 2018
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Prepayment rate (CPR/SMM)	NM	0.0%	1.0% - 4.0%	3.9%
Discount rate	NM	5.0%	NM	5.6%
Default rate (CDR/MDR)	NM	1.0%	2.0% - 45.0%	3.0%

“NM” - these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Due to limited sales activity and periodically unobservable prices in certain of the Company’s markets, certain mortgage loans held for sale portfolios may transfer from Level 2 to Level 3 in future periods.

Debt Securities, at Fair Value

Mortgage Backed Securities

The Company values mortgage backed securities utilizing a present value methodology that discounts estimated projected cash flows over the life of the investment using conditional prepayment rates, home price appreciation, expected loss severities and discount rates. The Company classifies mortgage backed securities as Level 3 assets within the GAAP hierarchy.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The following table presents the weighted average significant unobservable inputs used in the fair value measurement of these assets as of December 31, 2019:

	December 31, 2019
	Range of Input	Weighted Average of Input
Weighted-average remaining life in years	NM	1.8
Conditional repayment rate	NM	45.0%
Loss severity	NM	10.0%
Discount rate	NM	3.0%

“NM” - these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Derivative Assets and Liabilities

Some of the derivatives held by the Company are exchange-traded or traded within highly active dealer markets. In order to determine the fair value of these instruments, the Company utilizes the exchange price or dealer market price for the particular derivative contract; therefore, these contracts are classified as Level 1. In addition, the Company enters into IRLCs with prospective borrowers. Commitments to fund residential mortgage loans with our potential borrowers are a binding agreement to lend funds to these potential borrowers at a specified interest rate within a specified period of time. The fair value of IRLCs is derived from the fair value of similar mortgage loans or bonds, which is based on observable market data. Changes to the fair value of IRLCs are recognized based on changes in interest rates, changes in the probability that the commitment will be exercised (pull through factor), and the passage of time. The expected net future cash flows related to the associated servicing of the loan are included in the fair value measurement of IRLCs. The Company adjusts the outstanding IRLCs with prospective borrowers based on an expectation that it will be exercised and the loan will be funded. Given the unobservable nature of the pull through factor, IRLCs are classified as Level 3.

In addition, the Company executes derivative contracts, including forward commitments and interest rate swaps, as part of its overall risk management strategy related to its reverse mortgage and commercial loan portfolios. The value of the forward commitments is estimated using current market prices for HMBS and are considered Level 3 in the fair value hierarchy. The value of interest rate swaps is based on the exchange price or dealer market prices. The Company classifies interest rate swaps as Level 2 in the fair value hierarchy. The value of the forward MBS is based on forward prices with dealers in such securities or internally-developed third party models utilizing observable market inputs. The Company classifies forward MBS as Level 2 in the fair value hierarchy.

Investments, at Fair Value

The Company invests in the equity of other companies in the form of common stock, preferred stock, or other in-substance equity interests. To the extent market prices are not observable, the Company engages third-party valuation experts to assist in determining the fair value of these investments. The values are determined utilizing a market approach which estimates fair value based on what other participants in the market have paid for reasonably similar assets that have been sold within a reasonable period from the valuation date. The Company classifies these valuations as Level 3 in the fair value disclosures.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

HMBS Related Obligations, at Fair Value

The HMBS related obligation valuation considers the obligation to pass FHA insured cash flows through to the beneficial interest holders (repayment of secured borrowing) of the HMBS securities and the servicer and issuer obligations of the Company.

The valuation of the obligation to repay the secured borrowing is estimated using Level 3 unobservable market inputs. The estimated fair value is based on the net present value of projected cash flows over the estimated life of the liability. The estimated fair value of the HMBS related obligations also includes the consideration required by a market participant to transfer the HECM and HMBS servicing obligations including exposure resulting from shortfalls in FHA insurance proceeds.

The Company’s valuation considers assumptions that it believes a market participant would consider in valuing the liability, including, but not limited to, assumptions for repayment, costs to transfer servicing obligations, shortfalls in FHA insurance proceeds, and discount rates. The significant unobservable inputs used in the measurement include:

Borrower Prepayment Rates - the conditional prepayment rate curve considers borrower age and gender is based on historical termination rates.

Discount Rate - derived based on an assessment of current market yields and spreads that a market participant would consider for entering into an obligation to pass FHA insured cash flows through to holders of the HMBS beneficial interests. Yield spread applied over interpolated benchmark curve or as a spread over collateral forward curve.

The following table presents the weighted average significant unobservable inputs used in the fair value measurement of HMBS related obligations:

	December 31, 2019		December 31, 2018
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Conditional repayment rate	NM	21.4%	NM	23.5%
Discount rate	NM	2.5%	NM	3.1%

“NM” - these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Nonrecourse Debt

Reverse Mortgage Loans

Outstanding notes issued that are securitized by nonrecourse debt are paid using the cash flows from the underlying reverse mortgage loans, which serve as collateral for the debt. Nonrecourse debt is estimated using Level 3 unobservable market inputs. The estimated fair value is based on the net present value of projected cash flows over the estimated life of the liability. The significant unobservable inputs used in the measurement include:

Weighted Average Remaining Life - the projected remaining life is based on the expected conditional prepayment rate, which is utilized to determine future terminations.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Borrower Prepayment Rates - the conditional prepayment rate curve considers borrower age and gender is based on historical termination rates.

Discount Rate - derived based on an assessment of current market yields and spreads that a market participant would consider for entering into an obligation to pass FHA insured cash flows through to holders of the HMBS beneficial interests. Yield spread applied over interpolated benchmark curve or as a spread over collateral forward curve.

The Company’s valuation considers assumptions that it believes a market participant would consider in valuing the liability, including, but not limited to, assumptions for prepayment and discount rates. The following table presents the weighted average significant unobservable inputs used in the fair value measurements of nonrecourse debt as of December 31, 2019 and 2018:

	December 31, 2019		December 31, 2018
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Nonperforming HECM securitizations
Weighted-average remaining life	0.1 - 0.4	0.2	1.1 - 1.4	1.3
Conditional repayment rate	48% - 100%	73.1%	56.8% - 68.8%	63.0%
Discount rate	NM	3.8%	NM	5.2%
Performing HECM securitizations
Weighted-average remaining life	NM	2.8		—
Conditional repayment rate	NM	11.3%		—%
Discount rate	NM	3.3%		—%
Securitized non-agency reverse mortgages
Weighted-average remaining life	3.5 - 4.3	3.9	NM	10.4
Conditional repayment rate	7.4% - 8.5%	7.9%	NM	12.1%
Discount rate	NM	4.1%	NM	4.7%

“NM” - these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Commercial Mortgage Loans

Outstanding nonrecourse notes issued that are securitized by loans held for investment, subject to nonrecourse debt, are paid using the cash flows from the underlying mortgage loans. The fair value of nonrecourse debt is estimated using Level 3 unobservable market inputs. The estimated fair value is based on the net present value of projected cash flows over the estimated life of the liability.

The Company’s valuation considers assumptions that it believes a market participant would consider in valuing the liability, including, but not limited to, assumptions for prepayment and discount rates. The Company

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

estimates prepayment speeds giving consideration that the Company may in the future transfer additional loans to the trust, subject to the availability of funds provided for within the trust. The following table presents the significant unobservable inputs used in the fair value measurements of nonrecourse debt as of December 31, 2019 and 2018:

	December 31, 2019		December 31, 2018
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Nonrecourse Debt
Weighted-average remaining life	4.4 - 4.8	4.6	NM	5.4
Conditional repayment rate	12.7% - 16.5%	14.6%	NM	11.1%
Discount rate	NM	4.3%	NM	4.6%

“NM” - these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Deferred Purchase Price Liabilities

Deferred purchase price liabilities are measured using a present value of future payments which considers various assumptions, including future loan origination volumes, projected earnings and discount rates. As of December 31, 2019 and 2018, the Company utilized discount rates ranging from 12% to 24% to value the deferred purchase price liabilities. As this value is largely based on unobservable inputs, the Company classifies this liability as Level 3 in the fair value hierarchy.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given asset or liability is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The following table provides a summary of the recognized assets and liabilities that are measured at fair value on a recurring basis (in thousands):

	December 31, 2019
	Total Fair Value	Level 1	Level 2	Level 3
Assets
Reverse mortgage loans held for investment, subject to HMBS related obligations	$9,480,504	$—	$—	$9,480,504
Mortgage loans held for investment, subject to nonrecourse debt:
Reverse mortgage loans	3,067,970	—	—	3,067,970
Fix & flip mortgage loans	443,242	—	—	443,242
Mortgage loans held for investment:
Reverse mortgage loans	1,083,586	—	—	1,083,586
Fix & flip mortgage loans	319,117	—	—	319,117
Agricultural loans	11,370	—	—	11,370
Mortgage loans held for sale:
Reverse mortgage loans	66,421	—	—	66,421
Residential mortgage loans	1,086,744	—	1,068,601	18,143
SRL	78,652	—	—	78,652
Portfolio	19,757	—	—	19,757
Mortgage servicing rights	2,600	—	—	2,600
Debt securities	102,110	—	—	102,110
Investments	20,508	—	—	20,508
Derivative assets:
Forward commitments and TBAs	838	—	838	—
IRLCs	14,008	—	—	14,008
Forward MBS	348	—	348	—
Interest rate swaps and futures contracts	359	—	359	—

Total assets	$15,798,134	$—	$1,070,146	$14,727,988

Liabilities
HMBS related obligation	$9,320,209	$—	$—	$9,320,209
Nonrecourse debt	3,490,196	—	—	3,490,196
Deferred purchase price liabilities	4,300	—	—	4,300
Derivative liabilities:
IRLCs	68	—	—	68
Forward MBS	2,048	—	2,048	—
Forward commitments and TBAs	84	—	84	—
Interest rate swaps and futures contracts	138	—	138	—

Total liabilities	$12,817,043	$—	$2,270	$12,814,773

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

	December 31, 2018
	Total Fair Value	Level 1	Level 2	Level 3
Assets
Reverse mortgage loans held for investment, subject to HMBS related obligations	$9,615,846	$—	$—	$9,615,846
Mortgage loans held for investment, subject to nonrecourse debt:
Reverse mortgage loans	1,358,264	—	—	1,358,264
Fix & flip mortgage loans	202,603	—	—	202,603
Mortgage loans held for investment:
Reverse mortgage loans	944,360	—	—	944,360
Fix & flip mortgage loans	285,873	—	—	285,873
Mortgage loans held for sale:
Reverse mortgage loans	81,253	—	—	81,253
Residential mortgage loans	581,996	—	573,210	8,786
SRL	40,491	—	—	40,491
Portfolio	22,760	—	—	22,760
Mortgage servicing rights	3,376	—	—	3,376
Debt securities	2,793	—	—	2,793
Derivative assets:
Forward commitments and TBAs	357	—	357	—
IRLCs	10,551	—	—	10,551
Forward MBS	25	—	25	—
Interest rate swaps and futures contracts	324	—	324	—

Total assets	$13,150,872	$—	$573,916	$12,576,956

Liabilities
HMBS related obligation	$9,438,791	$—	$—	$9,438,791
Nonrecourse debt	1,592,592	—	—	1,592,592
Deferred purchase price liabilities	5,325	—	—	5,325
Derivative liabilities:
IRLCs	215	—	—	215
Forward MBS	4,307	—	4,307	—
Forward commitments and TBAs	129	—	129	—
Interest rate swaps and futures contracts	429	—	429	—

Total liabilities	$11,041,788	$—	$4,865	$11,036,923

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3, in thousands):

	Assets
December 31, 2019	Mortgage loans held for investment	Mortgage loans held for investment, subject to nonrecourse debt	Mortgage loans held for sale	Derivative assets	Mortgage servicing rights	Debt securities	Investments
Beginning Balance	$10,847,040	$1,560,867	$153,290	$10,551	$3,376	$2,793	$—
Total gains or losses
Included in earnings	827,357	118,861	69	3,457	(1,357)	(2,646)	—
Purchases, settlements and transfers
Purchases and additions, net	3,547,545	45,782	287,121	—	3,702	120,581	2,063
Sales and settlements	(956,483)	(747,124)	(1,086,352)	—	(3,121)	(18,468)	—
Transfers In/(Out) Between Categories	(3,370,882)	2,532,826	828,845	—	—	—	18,445

Ending Balance	$10,894,577	$3,511,212	$182,973	$14,008	$2,600	$102,260	$20,508

	Liabilities
December 31, 2019	HMBS related obligations	Derivative liabilities	Deferred purchase price liability	Nonrecourse debt
Beginning Balance	$(9,438,791)	$(215)	$(5,325)	$(1,592,592)
Total gains or losses
Included in earnings	(545,758)	147	1,804	(112,794)
Purchases, settlements and transfers
Purchases and additions, net	(1,310,343)	—	(1,673)	(2,343,618)
Sales and settlements	1,974,683	—	894	558,808
Transfers In/(Out) Between Categories	—	—	—	—

Ending Balance	$(9,320,209)	$(68)	$(4,300)	$(3,490,196)

	Assets
December 31, 2018	Mortgage loans held for investment	Mortgage loans held for investment, subject to nonrecourse debt	Mortgage loans held for sale	Derivative assets	Mortgage servicing rights	Debt Securities
Beginning Balance	$10,116,154	$335,674	$953,689	$10,018	$17,747	$—
Total gains or losses
Included in earnings	800,837	16,783	(76,713)	533	1,730	(207)
Purchases, settlements and transfers
Purchases and additions, net	2,012,049	1,407,629	1,300,472	—	1,066	3,000
Sales and settlements	(1,329,285)	(175,019)	(2,780,305)	—	(17,167)	—
Transfers In/(Out) Between Categories	(752,715)	(24,200)	756,147	—	—	—

Ending Balance	$10,847,040	$1,560,867	$153,290	$10,551	$3,376	$2,793

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

	Liabilities
December 31, 2018	HMBS related obligations	Derivative liabilities	Deferred purchase price liability	Nonrecourse debt
Beginning Balance	$(9,747,806)	$(33)	$(8,451)	$(384,515)
Total gains or losses
Included in earnings	(454,057)	(182)	1,525	(16,492)
Purchases, settlements and transfers
Purchases and additions, net	(1,334,884)	—	(1,300)	(1,408,712)
Sales and settlements	2,097,956	—	2,901	217,127

Ending Balance	$(9,438,791)	$(215)	$(5,325)	$(1,592,592)

Mortgage Servicing Rights

Mortgage servicing rights (“MSRs”) are classified within Level 3 of the valuation hierarchy due to the use of significant unobservable inputs and the inactive market for such assets.

Fair value is derived through a discounted cash flow analysis and calculated using a computer pricing model. This computer valuation is based on the objective characteristics of the portfolio (loan amount, note rate, etc.) and commonly used industry assumptions (PSAs, etc.). The assumptions taken into account by the pricing model are those which many active purchasers of servicing employ in their evaluations of portfolios for sale in the secondary market. The unique characteristics of the secondary servicing market often dictate adjustments to parameters over short periods of time.

Subjective factors are also considered in the derivation of fair values, including levels of supply and demand for servicing, interest rate trends, and perception of risk not incorporated into prepayment assumptions.

The following tables summarize certain information regarding the servicing portfolio of retained MSRs:

	December 31,
	2019	2018
Capitalization servicing rate	0.9%	1.2%
Capitalization servicing multiple	2.58	3.57
Weighted-average servicing fee (in basis points)	35	33

The significant assumptions used in estimating the fair value of MSRs were as follows (in annual rates):

	December 31,
	2019	2018
Weighted-average prepayment speed (CPR)	13.8%	9.5%
Discount rate	10.3%	10.3%
Weighted-average delinquency rate	6.3%	5.5%

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The following table summarizes the estimated change in the fair value of MSRs from adverse changes in the significant assumptions (in thousands):

	December 31, 2019
	Weighted Average Prepayment Speed	Discount Rate	Weighted Average Delinquency Rate
Impact on fair value of 10% adverse change	$(137)	$(99)	$(62)
Impact on fair value of 20% adverse change	(263)	(190)	(124)

These sensitivities are hypothetical and should be evaluated with care. The effect on fair value of a 10% variation in assumptions generally cannot be determined because the relationship of the change in assumptions to the fair value may not be linear. Additionally, the impact of a variation in a particular assumption on the fair value is calculated while holding other assumptions constant. In reality, changes in one factor may lead to changes in other factors, which could impact the above hypothetical effects.

Fair Value Option

Presented in the tables below are the fair value and unpaid principal balance at December 31, 2019 and December 31, 2018, of assets and liabilities for which the Company has elected the fair value option (in thousands):

December 31, 2019	Estimated Fair Value	Unpaid Principal Balance
Assets at fair value under the fair value option
Reverse mortgage loans held for investment, subject to HMBS related obligations	$9,480,504	$8,685,134
Mortgage loans held for investment, subject to nonrecourse debt:
Reverse mortgage loans	3,067,970	2,773,017
Commercial mortgage loans	443,242	429,269
Mortgage loans held for investment:
Reverse mortgage loans	1,083,586	1,004,739
Commercial mortgage loans	319,117	308,170
Agricultural loans	11,370	11,370
Mortgage loans held for sale:
Residential mortgage loans	1,086,744	1,058,493
Reverse mortgage loans	66,421	66,890
Commercial mortgage loans	98,409	96,631
Debt securities:
Mortgage backed securities	102,110	101,786
Liabilities at fair value under the fair value option
HMBS related obligations	$9,320,209	$8,685,134
Nonrecourse debt	3,490,196	3,494,686

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2018	Estimated Fair Value	Unpaid Principal Balance
Assets at fair value under the fair value option
Reverse mortgage loans held for investment, subject to HMBS related obligations	$9,615,846	$8,901,990
Mortgage loans held for investment, subject to nonrecourse debt:
Reverse mortgage loans	1,358,264	1,279,683
Commercial mortgage loans	202,603	196,243
Mortgage loans held for investment:
Reverse mortgage loans	944,360	890,656
Commercial mortgage loans	285,873	278,043
Mortgage loans held for sale:
Residential mortgage loans	581,996	562,536
Reverse mortgage loans	81,253	82,432
Commercial mortgage loans	63,251	61,844
Liabilities at fair value under the fair value option
HMBS related obligations	$9,438,791	$8,901,990
Nonrecourse debt	1,592,592	1,586,586

Net Fair Value Gains on Mortgage Loans and Related Obligations

Provided in the table below is a summary of the components of net fair value gains on mortgage loans and related obligations (in thousands):

	For the year ended December 31,
	2019	2018	2017
Net fair value gains (losses) on mortgage loans and related obligations:
Interest income on mortgage loans	$749,240	$568,378	$441,791
Change in fair value of mortgage loans	272,709	219,076	120,218
Change in fair value of mortgage backed securities	(153)	—	—

Net fair value gains on mortgage loans	1,021,796	787,454	562,009

Interest expense on related obligations	(527,646)	(441,421)	(375,291)
Change in fair value of derivatives	(15,068)	(3,120)	1,573
Change in fair value of related obligations	(149,556)	(32,049)	(7,249)

Net fair value losses on related obligations	(692,270)	(476,590)	(380,967)

Net fair value gains on mortgage loans and related obligations	$329,526	$310,864	$181,042

As the cash flows on the underlying mortgage loans will be utilized to settle the outstanding obligations, the Company’s own credit risk would not impact the fair value on the outstanding HMBS liabilities and nonrecourse debt.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Fair Value of Other Financial Instruments

As of December 31, 2019 and December 31, 2018, all financial instruments were either recorded at fair value or the carrying value approximated fair value. For financial instruments that were not recorded at fair value, such as cash and cash equivalents including restricted cash, servicer advances and other financing lines of credit, the carrying value approximates fair value due to the short-term nature of such instruments.

6.	Reverse Mortgages Portfolio Composition

The table below summarizes the Company’s serviced reverse mortgage portfolio composition and the remaining unpaid principal balances of the reverse mortgage loan portfolio (in thousands):

	December 31,
	2019	2018
Reverse Mortgage Loans:
Reverse mortgage loans held for investment, subject to HMBS related obligations	$8,685,134	$8,901,990
Reverse mortgage loans held for investment:
Non-agency reverse mortgages	674,507	462,181
Loans not securitized(1)	152,928	89,952
Unpoolable loans(2)	166,742	334,347
Unpoolable tails	10,562	4,176

Total reverse mortgage loans held for investment	1,004,739	890,656
Reverse mortgage loans held for sale:
Performing HECM buyouts	66,890	82,432

Total reverse mortgage loans held for sale	66,890	82,432
Reverse mortgage loans held for investment, subject to nonrecourse debt:
Performing HECM buyouts, subject to nonrecourse debt	192,602	—
Nonperforming HECM buyouts, subject to nonrecourse debt	426,576	533,252
Non-agency reverse mortgages, subject to nonrecourse debt	2,153,839	746,431

Total reverse mortgage loans held for investment, subject to nonrecourse debt	2,773,017	1,279,683

Total owned reverse mortgage portfolio	12,529,780	11,154,761
Loans reclassified as government guaranteed receivable	78,788	68,886
Loans serviced for others	340,534	420,353

Total Reverse Mortgage Loans Serviced	$12,949,102	$11,644,000

(1)	Loans not securitized represent primarily newly originated loans.
(2)	Unpoolable loans represent primarily loans that have reached 98% of their MCA

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The table below summarizes the owned reverse mortgage portfolio by product type (in thousands):

	December 31,
	2019	2018
Fixed rate loans	$4,708,098	$4,430,115
Adjustable rate loans	7,821,682	6,724,646

Total Owned Reverse Mortgage Portfolio	$12,529,780	$11,154,761

7.	Reverse Mortgages Held for Investment, Subject to HMBS Related Obligations, at Fair Value

Reverse mortgage loans held for investment, subject to HMBS related obligations, at fair value, consisted of the following for the dates indicated (in thousands):

	December 31,
	2019	2018
Reverse mortgage loans held for investment, subject to HMBS related obligations - unpaid principal balance	$8,685,134	$8,901,990
Fair value adjustments	795,370	713,856

Total reverse mortgage loans held for investment, subject to HMBS related obligations, at fair value	$9,480,504	$9,615,846

8.	Mortgage Loans Held for Investment, Subject to Nonrecourse Debt, at Fair Value

Mortgage loans held for investment, subject to nonrecourse debt, at fair value, consisted of the following for the dates indicated (in thousands):

	December 31,
	2019	2018
Mortgage loans held for investment, subject to nonrecourse debt - unpaid principal balance:
Reverse mortgage loans	$2,773,017	$1,279,683
Commercial mortgage loans	429,269	196,243
Fair value adjustments	308,926	84,941

Total mortgage loans held for investment, subject to nonrecourse debt, at fair value	$3,511,212	$1,560,867

Total UPB and fair value of loans on non-accrual status was $8.8 million and $9.1 million, respectively, as of December 31, 2019. There were no mortgage loans held for investment, subject to nonrecourse debt, on non-accrual status as of December 31, 2018.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

9.	Mortgage Loans Held for Investment, at Fair Value

Mortgage loans held for investment, at fair value, consisted of the following for the dates indicated (in thousands):

	December 31,
	2019	2018
Mortgage loans held for investment - unpaid principal balance:
Reverse mortgage loans	$1,004,739	$890,656
Commercial mortgage loans	308,170	278,043
Residential mortgage loans	11,370	—
Fair value adjustments	89,794	61,534

Total mortgage loans held for investment, at fair value	$1,414,073	$1,230,233

10.	Mortgage Loans Held for Sale, at Fair Value

Mortgage loans held for sale, at fair value, consisted of the following for the dates indicated (in thousands):

	December 31,
	2019	2018
Mortgage loans held for sale - unpaid principal balance:
Residential mortgage loans	$1,058,493	$562,536
Reverse mortgage loans	66,890	82,432
Commercial mortgage loans	96,631	61,844
Fair value adjustments	29,560	19,688

Total mortgage loans held for sale, at fair value	$1,251,574	$726,500

The table below shows the total amount of mortgage loans held for sale that were greater than 90 days past due and on non-accrual status (in thousands).

	December 31,
	2019	2018
Loans 90 Days or More Past Due and on Non-Accrual Status
Mortgage loans held for sale:
Fair value:
Residential mortgage loans	$2,499	$1,548
Commercial mortgage loans	21,007	10,053

Total fair value	23,506	11,601

Aggregate unpaid principal balance:
Residential mortgage loans	3,018	2,151
Commercial mortgage loans	20,871	11,754

Total aggregate unpaid principal balance	23,889	13,905

Difference	$(383)	$(2,304)

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The Company originates or purchases and sells mortgage loans in the secondary mortgage market without recourse for credit losses. However, the Company at times maintains continuing involvement with the loans in the form of servicing arrangements and the liability under representations and warranties it makes to purchasers and insurers of the loans.

The following table summarizes cash flows between the Company and transferees as a result of the sale of mortgage loans in transactions where the Company maintains continuing involvement with the mortgage loans (in thousands):

	For the year ended December 31,
	2019	2018	2017
Cash flows (in thousands):
Sales Proceeds	$461,956	$154,665	$558,118
Retained beneficial interest/Servicing rights retained	3,775	1,481	6,038
Gross servicing fees received	1,679	4,833	6,898
Gain	20,445	14,567	9,533

The Company did not repurchase any mortgage loans in which the Company maintained a continuing involvement for the years ended December 31, 2019, 2018 and 2017.

11.	Mortgage Servicing Rights, at Fair Value

The servicing portfolio associated with capitalized servicing rights consists of the following (in thousands):

	December 31,
	2019	2018
Fannie Mae/Freddie Mac	$129,322	$128,021
Ginnie Mae	104,527	101,524
Private investors	54,208	53,684

Total unpaid principal balance	$288,057	$283,229

Weighted average interest rate	4.4%	4.3%

The activity in the loan servicing portfolio associated with capitalized servicing rights consisted of (in thousands):

	For the year ended December 31,
	2019	2018
Beginning Balance	$283,229	$2,039,403
Loans originated	379,171	82,128
Payoffs, sales and curtailments	(374,343)	(1,838,302)

Total unpaid principal balance	$288,057	$283,229

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The activity in the mortgage servicing rights asset consisted of the following (in thousands):

	For the year ended December 31,
	2019	2018	2017
Beginning Balance	$3,376	$17,747	$34,793
Additions	3,702	1,066	6,038
Sales	(3,121)	(17,167)	(20,660)
Changes in fair value due to:
Changes in market inputs or assumptions used in valuation model	(328)	3,635	889
Changes in fair value due to portfolio runoff and other	(1,029)	(1,905)	(3,313)

Ending Balance	$2,600	$3,376	$17,747

The value of MSRs is driven by the net positive cash flows associated with servicing activities. These cash flows include contractually specified servicing fees, late fees, and other ancillary servicing revenue. These fees were $0.8 million, $2.9 million and $6.9 million for the years ended December 31, 2019, 2018 and 2017, respectively. These fees were recorded within fee income in the Consolidated Statements of Operations and Comprehensive Income.

The following table provides a summary of non-performing loans (in thousands):

	December 31, 2019		December 31, 2018
	Number of Loans	Unpaid Balance	Number of Loans	Unpaid Balance
Portfolio delinquency (1)
30 days	3.8%	3.7%	3.9%	3.6%
60 days	0.9%	0.9%	0.5%	0.6%
90 or more days	1.6%	1.9%	1.2%	1.0%

Total	6.3%	6.5%	5.6%	5.2%

Foreclosure/real estate owned	1.5%	1.4%	0.5%	0.4%

(1)	Represents the loan servicing portfolio delinquencies as a percentage of the total number of loans and the total unpaid balance of the portfolio.

12.	Derivatives and Risk Management Activities

The Company’s principal market exposure is to interest rate risk, specifically long-term U.S. Treasury and mortgage interest rates, due to their impact on mortgage-related assets and commitments. The Company is also subject to changes in short-term interest rates, such as LIBOR, due to their impact on certain variable rate asset-backed debt such as warehouse lines of credit. Various financial instruments are used to manage and reduce this risk, including forward delivery commitments on mortgage-backed securities or whole loans and interest rate swaps.

The Company did not have any derivative instruments designated as hedging instruments or subject to master netting and collateral agreements as of and for the years ended December 31, 2019, 2018 and 2017.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The following tables summarize the amounts recorded in derivative assets, at fair value, and payables and accrued liabilities in the Consolidated Statements of Financial Condition (in thousands) for the periods indicated:

	December 31, 2019
	Derivative assets				Derivative Liabilities
	Balance Sheet Presentation	Fair Value	Notional Amount	Unrealized gains (losses)	Balance Sheet Presentation	Fair Value	Notional Amount	Unrealized gains (losses)
Interest rate lock commitments	Derivative assets, at fair value	$14,008	$914,606	$3,457	Payables and accrued liabilities	$68	$20,630	$147
Forward commitments and TBAs securities	Derivative assets, at fair value	838	36,167	481	Payables and accrued liabilities	84	100,000	45
Interest rate swaps and futures contracts	Derivative assets, at fair value	359	43,500	35	Payables and accrued liabilities	138	185,600	291
Forward MBS	Derivative assets, at fair value	348	217,000	323	Payables and accrued liabilities	2,048	996,500	2,259

Net fair value of derivative financial instruments		$15,553	$1,211,273	$4,296		$2,338	$1,302,730	$2,742

	December 31, 2018
	Derivative assets				Derivative liabilities
	Balance Sheet Presentation	Fair Value	Notional Amount	Unrealized gains (losses)	Balance Sheet Presentation	Fair Value	Notional Amount	Unrealized gains (losses)
Interest rate lock commitments	Derivative assets, at fair value	$10,551	$675,387	$1,137	Payables and accrued liabilities	$215	$31,410	$(182)
Forward commitments and TBAs securities	Derivative assets, at fair value	357	13,339	(247)	Payables and accrued liabilities	129	38,000	(129)
Interest rate swaps and futures contracts	Derivative assets, at fair value	324	15,000	(694)	Payables and accrued liabilities	429	19,500	(353)
Forward MBS	Derivative assets, at fair value	25	40,000	(395)	Payables and accrued liabilities	4,307	706,500	(2,865)

Net fair value of derivative financial instruments		$11,257	$743,726	$(199)		$5,080	$795,410	$(3,529)

The Company is exposed to risk in the event of non-performance by counterparties in their derivative contracts. In general, the Company manages such risk by evaluating the financial position and creditworthiness of counterparties, monitoring the amount of exposure and/or dispersing the risk among multiple counterparties. While the Company does not presently have master netting arrangements with its derivative counterparties, it does either maintain or place cash as margin collateral with its clearing broker to the extent the relative value of

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

its derivatives are above or below their initial strike price. The Company pledged initial deposits of $2.7 million and $0.4 million and pledged additional deposits of $0.0 million and $4.0 million as a result of changes in fair value of these derivatives subsequent to the trade date as of December 31, 2019 and 2018, respectively. The Company pledged a total margin collateral of $2.7 million and $4.4 million as of December 31, 2019 and 2018, respectively, which is included in other assets in the Company’s Consolidated Statements of Financial Condition.

13.	Fixed Assets and Leasehold Improvements

Fixed assets and leasehold improvements consisted of the following (in thousands):

	December 31,
	2019	2018	Estimated Useful Life
Computer hardware and software	$44,538	$40,805	3 - 5 years
Furniture and fixtures	4,698	4,372	7 years
Building under lease	1,241	1,241	10 years
Vehicles	87	84	10 years
Leasehold improvements	2,467	2,387	*

Total fixed assets	53,031	48,889
Less: Accumulated depreciation	(26,345)	(18,404)

Total fixed assets and leasehold improvements, net	$26,686	$30,485

*	Shorter of life of lease or useful life of assets

Depreciation expense was $10.1 million, $6.5 million and $4.2 million for the years ended December 31, 2019, 2018 and 2017, respectively, which is included in general and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income.

14.	Goodwill

During the annual test of goodwill impairment, the Company determined its goodwill within one of the operating segments was impaired. For the year ended December 31, 2019, the Company recorded an impairment of goodwill in the amount of $0.4 million to general and administrative expenses in its Consolidated Statements of Operations and Comprehensive Income. The Company did not identify any impairment during the years ended December 31, 2018 and 2017.

For the remaining reporting units, the Company has determined during their annual qualitative assessment that it is not more likely than not that the fair value of the reporting unit is less than their carrying amounts. The Company did not identify any impairment for the years ended December 31, 2019, 2018 and 2017 for these reporting units.

Goodwill consisted of the following (in thousands):

	For the year ended December 31,
	2019	2018	2017
Beginning balance	$119,275	$116,518	$54,579
Additions from acquisitions	2,284	2,757	61,939
Impairment	(422)	—	—

Ending balance	$121,137	$119,275	$116,518

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The following table presents the amount of goodwill allocated to each of our reporting units as of the periods indicated (in thousands):

	December 31, 2019	December 31, 2018
Reporting Units:
Forward Originations	$44,429	$44,429
Commercial Originations	43,113	43,113
Portfolio Management	8,444	8,444
Lender Services	25,151	23,289

Total goodwill	$121,137	$119,275

15.	Intangible Assets

Intangible assets consisted of the following (in thousands):

December 31, 2019	Amortization Period (Years)	Cost	Accumulated Amortization	Net
Non-amortizing Intangibles
Domain name	N/A	$5,422	$—	$5,422

Total non-amortizing intangibles		$5,422	$—	$5,422

Amortizing Intangibles
Customer list	5 - 12	$12,730	$(3,843)	$8,887
Broker relationships	10	7,717	(4,594)	3,123
Trade names	5 - 20	2,386	(1,165)	1,221
Technology assets	5	146	(56)	90

Total amortizing intangibles		$22,979	$(9,658)	$13,321

Total intangibles		$28,401	$(9,658)	$18,743

December 31, 2018	Amortization Period (Years)	Cost	Accumulated Amortization	Net
Non-amortizing Intangibles
Domain name	N/A	$5,422	$—	$5,422

Total non-amortizing intangibles		$5,422	$—	$5,422

Amortizing Intangibles
Customer list	5 - 12	$12,730	$(2,610)	10,120
Broker relationships	10	7,717	(3,669)	4,048
Trade names	5 - 20	2,386	(776)	1,610
Technology assets	5	146	(27)	119

Total amortizing intangibles		$22,979	$(7,082)	$15,897

Total intangibles		$28,401	$(7,082)	$21,319

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Amortization expense was $2.6 million, $3.1 million and $3.0 million for the years ended December 31, 2019, 2018 and 2017, respectively.

The estimated amortization expense for each of the five succeeding fiscal years and thereafter as of December 31, 2019 is as follows (in thousands):

Year Ending December 31,	Amount
2020	$2,494
2021	2,361
2022	2,346
2023	1,522
2024	1,153
Thereafter	3,445

Total future amortization expense	$13,321

16.	Other Assets

Other assets consisted of the following (in thousands):

	December 31,
	2019	2018
Government guaranteed receivables, net	$75,080	$66,574
ROU asset	57,393	—
Receivables, net of allowance of $795 and $913, respectively	31,736	22,408
Investments, at fair value	20,508	25,274
Prepaid expenses	10,173	10,218
Loans eligible for repurchase from GNMA	5,663	1,521
Servicer advances, net of allowance of $1,299 and $—, respectively	5,570	16,898
Deposits	2,418	2,467
Receivable from clearing organization	1,018	1,000
Other	32,281	11,875

Total other assets	$241,840	$158,235

As of December 31, 2019 and 2018, there were $452.0 million and $384.8 million, respectively, of foreclosure proceedings in process which are included in loans held for investment on the Consolidated Statements of Financial Condition.

17.	HMBS Related Obligations, at Fair Value

HMBS related obligations represent the issuance of pools of HMBS, which are guaranteed by GNMA, to third-party security holders. The Company accounts for the transfers of these advances in the related HECM loans as secured borrowings, retaining the initial HECM loans in its Consolidated Statements of Financial Condition as reverse mortgage loans held for investment, subject to HMBS related obligations, and recording the pooled HMBS as HMBS related obligations. Monthly cash flows generated from the HECM loans are used to service the outstanding HMBS.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

HMBS related obligations consisted of the following as of December 31, 2019 and 2018 (in thousands):

	December 31,
	2019	2018
Unpaid principal balance	$8,685,134	$8,901,990
Fair value adjustments	635,075	536,801

Total HMBS related obligations, at fair value	9,320,209	9,438,791

Weighted average remaining life	4.00	4.20
Weighted average interest rate	4.4%	4.7%

The Company was servicing 1,573 and 1,414 GNMA loan pools with an outstanding security balance of $8,685.1 million and $8,902.0 million at December 31, 2019 and 2018, respectively.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

18.	Nonrecourse Debt, at Fair Value

Nonrecourse debt, at fair value, consisted of the following for the dates indicated (in thousands):

	Issue Date	Class of Note	Final Maturity Date	Interest Rate	Original Issue Amount	December 31,
						2019	2018
Securitization of nonperforming HECM loans:
2019 FASST HB1	April 2019	A, M1, M2, M3, M4, M5	April 2029	3.3% - 6.0%	309,015	$237,013	$—
2018 FASST HB1	October 2018	A, M1, M2, M3, M4, M5	September 2028	2.3%	399,031	223,147	324,536
2017 FASST HB1	December 2017	A, M1, M2, M3, M4, M5	May 2027	3.4% -6.0%	419,540	—	256,716
Securitization of performing HECM loans:
2019 FAHB 19-1	December 2019	A, M1, M2, M3, AM1, AM2	December 2049	2.7% -4.0%	267,146	254,425	—
Securitization of proprietary jumbo reverse loans:
2019 FASST JR2	June 2019	A, A2	June 2069	2.0%	499,000	483,563	—
2018 FASST JR1	May 2018	A	May 2068	4.3%	559,197	475,581	544,973
2019 FASST JR3	September 2019	A	September 2069	2.0%	450,104	446,614	—
2019 FASST JR4	November 2019	A	November 2069	2.0%	365,685	364,170	—
2019 FASST JR1	March 2019	A	March 2069	2.0%	347,000	332,537	—
2018 FASST JR2	December 2018	A	December 2068	4.5%	280,400	261,097	250,065
Securitization of Fix & Flip loans:
2018 RTL1 ANTLR	September 2018	A1, A2, A-VFN, M	July 2022 (A1, A2); March 2023 (M)	4.3% - 7.4%	210,296	210,296	210,296
2019 RTL1 ANTLR	March 2019	A1, A2, A-VFN, M	June 2022 (A1, A2); January 2023 (M)	4.5% -6.9%	217,100	206,243	—

Total nonrecourse debt						3,494,686	1,586,586

Fair value adjustments						(4,490)	6,006

Total nonrecourse debt, at fair value						$3,490,196	$1,592,592

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

19.	Other Financing Lines of Credit

Forward mortgage facilities

These facilities are generally structured as master repurchase agreements under which ownership of the related eligible loans is temporarily transferred to a lender or as participation arrangements pursuant to which the lender acquires a participation interest in the related eligible loans. The funds advanced are generally repaid using the proceeds from the sale or securitization of the loans to or pursuant to programs sponsored by FNMA, FHLMC, and GNMA or to private secondary market investors, although prior payment may be required based on, among other things, certain breaches of representations and warranties or other events of default.

When these facilities are drawn on, the Company generally must transfer and pledge eligible loans to the lender, and comply with various financial and other covenants. The facilities expire at various times during 2020 and 2021. Under the facilities, loans are generally transferred at an advance rate less than the principal balance or fair value of the loans, which serves as the primary credit enhancement for the lender. One of the warehouse lines of credit is also guaranteed by Finance of America Holdings LLC, a wholly-owned subsidiary and the parent holding company to the forward mortgage business. Since the advances are generally for less than 100% of the principal balance of the loans, working capital is required to fund the remaining portion of the principal balance of the loans. The amount of the advance that is provided under the various facilities ranges from 94% to 100% of the market value or principal balance of the loans. Upon expiration, management believes it will either renew its existing warehouse facilities or obtain sufficient additional lines of credit.

Reverse mortgage facilities

These facilities are generally structured as master repurchase agreements under which ownership of the related eligible loans is temporarily transferred to a lender or as participation arrangements pursuant to which the lender acquires a participation interest in the related eligible loans. The funds advanced are generally repaid using the proceeds from the sale or securitization of the loans to or pursuant to programs sponsored by GNMA or private secondary market investors, although prior payment may be required based on, among other things, certain breaches of representations and warranties or other events of default.

When the warehouse lines of credit are drawn on, the Company generally must transfer and pledge eligible loans, and comply with various financial and other covenants. The facilities expire at various times during 2020 and 2021. Under the facilities, loans are transferred at an advance rate less than the principal balance or fair value of the loans, which serves as the primary credit enhancement for the lender. Since the advances are generally for less than 100% of the principal balance of the loans, working capital is required to fund the remaining portion of the principal balance of the loan. The amount of the advance that is provided under the various facilities ranges from 90 to 100% of the market value or principal balance of the loans. Upon expiration, management believes it will either renew its existing facilities or obtain sufficient additional lines of credit.

Commercial loan facilities

These facilities are either structured as master repurchase agreements under which ownership of the related eligible loans is temporarily transferred to a lender or are collateralized by first lien loans or crop loans. The funds advanced are generally repaid using the proceeds from the sale or securitization of the loans to private secondary market investors, although prior payment may be required based on, among other things, certain breaches of representations and warranties or other events of default.

When these facilities are drawn on, the Company must transfer and pledge eligible loan collateral, and comply with various financial and other covenants. The facilities expire at various times during 2020 and 2021. Under

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

the facilities, loans are transferred at an advance rate less than the principal balance or fair value of the loans, which serves as the primary credit enhancement for the lender. One of the warehouse lines of credit is also guaranteed by Finance of America Holdings LLC, a wholly-owned subsidiary and the parent holding company to the commercial lending business. Since the advances are generally for less than 100% of the principal balance of the loans, working capital is required to fund the remaining portion of the principal balance of the loans. The amount of the advance that is provided under the various facilities generally ranges from 70 to 85% of the principal balance of the loans. Upon expiration, management believes it will either renew its existing facilities or obtain sufficient additional lines of credit.

					Outstanding Borrowings at December 31,
Facility	Maturity Date	Interest Rate	Collateral Pledged	Total Capacity(1)	2019	2018
Forward Mortgage Lines:
February 2020 $300M Facility(3)	February 2020	LIBOR + applicable margin	First Lien Mortgages	$300,000	$250,745	$80,092
October 2020 $200M Facility	October 2020	LIBOR + applicable margin	First Lien Mortgages	200,000	164,729	33,575
May 2020 $200M Facility(3)	May 2020	LIBOR + applicable margin	First Lien Mortgages	200,000	156,629	50,013
March 2020 $200M Facility(3)	March 2020	LIBOR + applicable margin	First Lien Mortgages	200,000	123,855	70,639
August 2020 $200M Facility	August 2020	LIBOR + applicable margin	First Lien Mortgages	200,000	121,525	66,033
November 2020 $130M Facility(3)	November 2020	LIBOR + applicable margin	First Lien Mortgages	130,000	103,993	72,846
March 2020 $125M Facility(3)	March 2020	LIBOR + applicable margin	First Lien Mortgages	125,000	82,683	84,314
May 2020 $50M Facility(3)	May 2020	LIBOR + applicable margin	First Lien Mortgages	50,000	33,814	9,386
January 2020 $10M Facility - LOC(3)	January 2020	Prime + applicable margin; 5.00% floor	N/A	10,000	10,000	10,000

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

					Outstanding Borrowings at December 31,
Facility	Maturity Date	Interest Rate	Collateral Pledged	Total Capacity(1)	2019	2018
October 2020 $250M Facility	October 2020	LIBOR + applicable margin	First Lien Mortgages	250,000	847	—
January 2020 $0.5M Facility—MSR(3)	January 2020	Prime + applicable margin; 5.00% floor	MSRs	500	407	407
February 2019 $200M Facility	February 2019	LIBOR + applicable margin	First Lien Mortgages	—	—	45,656
March 2019 $75M Facility	March 2019	LIBOR + applicable margin	First Lien Mortgages	—	—	37,110

Subtotal forward lines of credit				$1,665,500	$1,049,227	$560,071

Reverse Lines:
October 2020 $400M Facility	October 2020	LIBOR + applicable margin	First Lien Mortgages	$400,000	$288,175	$—
April 2020 $225M Facility(3)	April 2020	LIBOR + applicable margin	First Lien Mortgages	225,000	196,054	221,955
March 2020 $600M Facility(3)	March 2020	LIBOR + applicable margin	First Lien Mortgages	600,000	136,084	284,191
January 2020 $350M Facility(3)	January 2020	LIBOR + applicable margin	First Lien Mortgages	350,000	129,123	190,973
August 2020 $96.1M Facility	August 2020	Bond accrual rate + applicable margin	Mortgage Related Assets	96,084	96,084	—
$100M Repo Facility(3)	N/A	Bond accrual rate + applicable margin	Mortgage Related Assets	100,000	82,793	—

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

					Outstanding Borrowings at December 31,
Facility	Maturity Date	Interest Rate	Collateral Pledged	Total Capacity(1)	2019	2018
April 2021 $80M Facility(3)	April 2021	9.00%	Mortgage Related Assets	80,000	80,000	95,000
May 2020 $75M Facility	May 2020	LIBOR + applicable margin	First Lien Mortgages	75,000	74,979	—
June 2020 $75M Facility	June 2020	LIBOR + applicable margin	First Lien Mortgages	75,000	74,420	65,219
March 2020 $50M Facility(3)	March 2020	Prime + applicable margin; 6.00% floor	Unsecuritized Tails	50,000	38,256	39,291
April 2022 $32.5M Facility(3)	April 2022	LIBOR + applicable margin	Mortgage Related Assets	32,500	30,212	—
May 2020 $20M Facility	May 2020	11.00%	Mortgage Related Assets	20,000	11,500	—
$6M Repo Facility	N/A	LIBOR + applicable margin	Mortgage Related Assets	5,953	5,953	—

					Outstanding Borrowings at December 31,
Facility	Maturity Date	Interest Rate	Collateral Pledged	Total Capacity(1)	2019	2018
February 2020 $50M Facility	February 2020	LIBOR + applicable margin	First Lien Mortgages	50,000	2,923	—
August 2020 $50M Facility	August 2020	LIBOR + applicable margin	First Lien Mortgages	50,000	540	1,409

Subtotal reverse lines of credit				$2,209,537	$1,247,096	$898,038

Commercial Lines:
May 2020 $200M Facility	May 2020	LIBOR + applicable margin	First Lien Mortgages	$200,000	$151,840	$160,041
April 2021 $145M Facility	April 2021	LIBOR + applicable margin	First Lien Mortgages	145,000	123,050	71,332

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

					Outstanding Borrowings at December 31,
Facility	Maturity Date	Interest Rate	Collateral Pledged	Total Capacity(1)	2019	2018
January 2020 $150M Facility(3)	January 2020	LIBOR + applicable margin	First Lien Mortgages	150,000	60,007	37,666
August 2021 $45M Facility	August 2021	10.00% / 12.00%	Second Lien Mortgages	45,000	38,397	25,188
November 2021 $50M Facility	November 2021	LIBOR + applicable margin	First Lien Mortgages	50,000	17,399	—
$14M Securities Repo Line	N/A	LIBOR + applicable margin	Mortgage Related Assets	13,924	13,924	2,599
$11M Securities Repo Line	N/A	Distributed Bond Interest + 50 bps	Mortgage Related Assets	10,857	10,857	—
May 2021 $25M Facility(2)	May 2021	LIBOR + applicable margin	First Lien Mortgages	—	—	6,951
May 2021 $75M Facility(2)	May 2021	LIBOR + applicable margin	First Lien Mortgages	—	—	379

Subtotal commercial lines of credit				$614,781	$415,474	$304,156

Incenter Lines:
September 2020 $2.6M	September 2020	2.28%	Bank bond	$2,600	$2,616	$2,602
Subtotal Incenter lines				$2,600	$2,616	$2,602
Revolving Working Capital Lines:
June 2020 $20M Facility	June 2020	LIBOR + applicable margin; 6.00% floor	Unencumbered Assets	$20,000	$20,000	$—
June 2020 $24M Line	June 2020	10.00%	Tangible Assets	23,765	10,185	—
June 2020 $11M Line	June 2020	10.00%	Tangible Assets	11,235	4,815	—
June 2019 $23.8M Line	June 2019	10.00%	Tangible Assets	—	—	16,975
June 2019 $11.2M Line	June 2019	10.00%	Tangible Assets	—	—	8,025

Subtotal revolving working capital lines of credit				$55,000	$35,000	$25,000

Total other financing lines of credit				$4,547,418	$2,749,413	$1,789,867

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

(1)

Capacity is dependent upon maintaining compliance with, or obtaining waivers of, the terms, conditions and covenants of the respective agreements, including asset-eligibility requirements. Capacity amounts presented are as of December 31, 2019.

(2)	The May 2021 $75M and May 2021 $25M Facilities were terminated on October 14, 2019.
(3)	See Note 40 - Subsequent Events for additional information on facility amendments.

As of December 31, 2019 and 2018, the weighted average outstanding interest rates on outstanding debt of the Company were 4.65% and 5.73%, respectively.

The Company’s borrowing arrangements and credit facilities contain various financial covenants which primarily relate to required tangible net worth amounts, liquidity reserves, leverage requirements, and profitability requirements. As of December 31, 2019, the Company was in compliance with its financial covenants.

The terms of our financing arrangements and credit facilities contain covenants, and the terms of the Company’s GSE/seller servicer contracts contain requirements that may restrict the Company and its subsidiaries from paying distributions to its members. These restrictions include restrictions from paying distributions whenever the payment of such distributions would cause FoA to no longer be in compliance with any of its financial covenants or GSE requirements. Further, the Company is generally prohibited under Delaware law from making a distribution to a member to the extent that, at the time of the distribution, after giving effect to the distribution, liabilities of the Company (with certain exceptions) exceed the fair value of its assets. Subsidiaries of the Company are generally subject to similar legal limitations on their ability to make distributions to FoA.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

As of December 31, 2019, the maximum allowable distributions available to the Company based on the most restrictive of such financial covenant ratios is presented in the table below (in thousands, except for ratios):

Financial Covenants	Minimum Requirement	December 31, 2019	Maximum Allowable Distribution (1)
Forward Originations
Adjusted Tangible Net Worth	$70,000	$76,110	$6,110
Liquidity	25,000	31,560	6,560
Leverage Ratio	15:1	14.65:1	1,776
Material Decline in Lender Adjusted Net Worth
Quarterly	$78,405	$92,132	$13,727
Two-Consecutive Quarterly	55,028	92,132	37,104
Commercial Originations
Adjusted Tangible Net Worth	$85,000	$91,960	$6,960
Liquidity	20,000	22,000	2,000
Leverage Ratio	6:1	4.6:1	21,457
Reverse Originations
Adjusted Tangible Net Worth	$257,000	$395,850	$138,850
Liquidity	20,000	43,830	23,830
Leverage Ratio	10:1	4.02:1	206,322
Material Decline in Lender Adjusted Net Worth
Quarterly	$248,124	$379,970	$131,846
Two-Consecutive Quarterly	203,583	379,970	176,387

(1)	The Maximum Allowable Distribution for any of the originations segments is the lowest of the amounts shown for the particular originations segment.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

20.	Payables and Accrued Liabilities

Payables and accrued liabilities consisted of the following (in thousands):

	December 31,
	2019	2018
Accrued liabilities	$86,312	$55,096
GNMA reverse mortgage buy-out payable	79,091	108,454
Lease liability	61,215	—
Accrued compensation expense	49,244	36,874
Due to investors	27,197	58,005
Estimate of claim losses	5,762	5,051
Liability for loans eligible for repurchase from GNMA	5,663	1,521
Deferred purchase price liabilities, at fair value	4,300	5,325
Repurchase reserves	3,118	3,161
Abandoned lease obligations	—	2,625
Derivative liabilities	2,338	5,080
Finance lease obligations	1,936	2,233

Total payables and accrued liabilities	$326,176	$283,425

21.	Leases

The Company’s lease portfolio is comprised primarily of real estate and equipment agreements. Operating leases in which the Company is the lessee are recorded as operating lease ROU assets and operating lease liabilities, included in other assets and payables and other liabilities, respectively, on the Consolidated Statements of Financial Condition as of December 31, 2019. The Company does not currently have any significant finance leases in which it is the lessee. Operating lease ROU assets represent the Company’s right to use an underlying asset during the lease term and operating lease liabilities represent the Company’s obligation to make lease payments arising from the lease.

For operating leases, the operating lease liabilities are initially and subsequently recognized at lease commencement based on the present value of the remaining lease payments using a discount rate that represents the Company’s incremental borrowing rate at the lease commencement date. As most of the Company’s leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at the lease commencement date in determining the present value of the lease payments. This incremental borrowing rate is the rate of interest that the Company would have to pay to borrow on a collateralized basis over a similar term an amount equal to the lease payments in a similar economic environment and given similar credit risk. The lease term for all of the Company’s leases includes the noncancellable period of the lease plus any additional periods covered by either a Company option to extend (or not to terminate) the lease. Company includes these options in the lease term when we are reasonably certain of exercising them.

ROU assets are further adjusted for lease incentives. Operating lease expense is recognized on a straight-line basis over the lease term and is recorded in general and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income. The Company recognized variable lease payments associated with the Company’s leases when the variability is resolved. Variable lease payments are recorded in general and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income along with expense arising from fixed lease payments.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Prior to the Company’s adoption of ASC 842, lease expense was $34.3 million and $27.4 million, for the years ended December 31, 2018 and 2017, respectively. Lease expense is recorded in occupancy, equipment rentals and other office related expenses in the Consolidated Statements of Operations and Comprehensive Income.

Operating Lease Portfolio

December 31, 2019
Right-of-use assets	$60,055
Lease liabilities	$61,215
Weighted-average remaining lease term	3.9
Weighted-average discount rate	7.3%

The table below summarizes the Company’s net operating lease cost:

For the year ended December 31, 2019
Operating lease cost	$25,577
Short-term lease cost	4,062
Variable Lease Cost	1,581
Sublease income	(1,685)

Net lease cost	$29,535

The table below summarizes other information related to the Company’s operating leases:

For the year ended December 31, 2019
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$23,877
Leased assets obtained in exchange for new operating lease liabilities	11,111

The following table presents a maturity analysis of the Company’s operating leases and a reconciliation of the undiscounted cash flows to the lease liabilities as of December 31, 2019:

Year Ending December 31, 2019	Post ASC 842 Adoption
2020	$24,106
2021	17,399
2022	11,815
2023	7,160
2024	4,818
Thereafter	5,334

Total undiscounted lease payments	70,632
Less amounts representing interest	(9,417)

Total lease liabilities	$61,215

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Minimum rental commitments under non-cancelable real estate operating leases and leases which have been recorded as capital lease arrangements that are in effect at December 31, 2018 are as follows (in thousands):

Year Ending December 31,	Capital	Operating
2019	$375	$20,234
2020	375	17,011
2021	390	12,956
2022	404	7,764
2023	404	4,224
Thereafter	606	3,040

Total future rent expense	2,554	$65,229

Less amounts representing interest	321

Present value of future net minimum rent payments	$2,233

22.	Repurchase Reserves

The activity of the outstanding repurchase reserves was as follows (in thousands):

	December 31,
	2019	2018
Repurchase reserves, beginning of period	$3,161	$4,791
Additions	5,435	778
Charge-offs	(5,478)	(2,408)

Repurchase reserves, end of period	$3,118	$3,161

23.	Abandoned Lease Obligations

The Company has moved out of facilities with remaining lease commitments through March 2025 and the Company has recorded a lease abandonment liability equal to the present value of all expected future lease payments, net of future sublease rental payments the Company expects to receive over the remaining terms of the related lease. The lease abandonment obligation is included in payables and accrued liabilities in the Consolidated Statements of Financial Condition. For the years ended December 31, 2019, 2018 and 2017, the Company recorded lease abandonment expense of $0.0 million, $2.8 million and $0.3 million respectively, which is reflected as a component of occupancy, equipment rentals and other office related expenses in the Consolidated Statements of Operations and Comprehensive Income.

A rollforward of the abandoned lease liability is presented in the table below (in thousands):

	December 31,
	2019	2018
Beginning balance	$2,625	$309
Provision for lease abandonment	(2,625)	2,824
Abandoned lease payments, net of sublease receipts	—	(508)

Ending balance	$—	$2,625

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

24.	Notes Payable

As a part of the Company’s acquisitions of certain subsidiaries, the Company entered into various note agreements with the sellers. In addition, in 2017, the Company entered into an agreement for the purchase of computer hardware and equipment which was financed by notes payable to the seller with monthly payments through January 2021. A summary of the outstanding notes payable is presented in the table below (in thousands).

			December 31,
Description	Maturity Date	Interest Rate	2019	2018
January 2021 Financing Agreement	January 2021	5.5%	$542	$1,046
May 2020 Seller Note 1	May 2020	5.0%	5,950	5,950
May 2020 Seller Note 2	May 2020	5.0%	4,050	4,050
June 2020 Seller Note	June 2020	5.5%	16,771	16,771

Total Notes Payable			$27,313	$27,817

The interest expense on the notes was $1.5 million, $1.5 million, and $1.0 million for the years ended December 31, 2019, 2018 and 2017, respectively.

25.	Estimate of Claim Losses

The Company is occasionally named as a defendant in claims concerning title insurance policies, closing protection letters, and alleged errors or omissions pertaining to the issuance of title policies or the performance of escrow services. The Company assesses pending and threatened claims to determine whether losses are probable and reasonably estimable in accordance with ASC 450, Contingencies. To the extent losses are deemed to meet the probable and estimable criteria, the Company will establish an accrual for those losses based on historical experience and analysis of specific claim attributes.

The activity related to the outstanding estimate of claim losses for the years indicated are follows (in thousands):

	December 31,
	2019	2018
Beginning balance	$5,051	$929
Addition from acquisition	—	4,332
Provision charged to income from operations	1,417	277
Estimate of claim losses payments	(706)	(487)

Ending balance	$5,762	$5,051

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Activity in the liability for loss and loss adjustment expense of the Company’s insurance subsidiary is summarized as follows (in thousands):

	December 31, 2019	February 1, 2018 through December 31, 2018
Beginning balance, net of reinsurance recoverable of $0 and $110 as of January 1, 2019 and February 1, 2018, respectively	$4,050	$4,332
Incurred related to:
Current year	1,376	933
Prior years	(509)	(841)

Total incurred	867	92
Paid related to:
Current year	19	124
Prior years, net of reinsurance and other receivables of $99 as of December 31, 2019 and 2018	411	250

Total paid	430	374

Ending balance, net of reinsurance recoverable of $99 as of December 31, 2019 and 2018	$4,487	$4,050

A known claim reserve is an amount estimated by the Company to be sufficient to cover all unpaid losses, claims, and allocated loss adjustment expenses arising under title insurance policies for which the Company may be liable, and for which they have discovered or received notice by or on behalf of the insured or escrow or security depositor.

Certain subsidiaries have paid cumulative gross loss and loss adjustment expenses of $7.1 million and $6.7 million and has recovered $0.2 million and $0.2 million from ceded reinsured losses through the years ending December 31, 2019 and 2018, respectively. No unsecured aggregate recoverable for losses, paid and unpaid, loss adjustment expenses, and unearned premium existed at December 31, 2019 or 2018, respectively.

The effects of reinsurance on premiums written of the Company’s insurance subsidiary for the year ended December 31, 2019 and the eleven month period ended December 31, 2018 are as follows (in thousands):

	December 31, 2019	February 1, 2018 through December 31, 2018
Title premiums written:
Direct	$17,607	$10,170
Ceded	(323)	(261)

Net title premiums written	$17,284	$9,909

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

26.	Litigation

The Company’s business is subject to legal proceedings, examinations, investigations and reviews by various federal, state and local regulatory and enforcement agencies as well as private litigants such as the Company’s borrowers or former employees. At any point in time the Company may have open investigations with regulators or enforcement agencies, including examinations and inquiries related to its loan servicing and origination practices. These matters and other pending or potential future investigations, examinations, inquiries or lawsuits may lead to administrative or legal proceedings, and possibly result in remedies including fines, penalties, restitution, or alterations in our business practices, and in additional expenses and collateral costs.

As a litigation or regulatory matter develops, the Company, in conjunction with any outside counsel handling the matter, evaluates on an ongoing basis whether such matter presents a loss contingency that is probable and estimable. If, at the time of evaluation, the loss contingency is not both probable and reasonably estimable, the matter will continue to be monitored for further developments that would make such loss contingency both probable and reasonably estimable. Once the matter is deemed to be both probable and reasonably estimable, the Company will establish an accrued liability and record a corresponding amount to litigation related expense. The Company will continue to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established. Litigation related expenses, which includes legal settlements and the fees paid to external legal service providers, of $9.0 million, $8.0 million and $8.2 million for the years ended December 31, 2019, 2018 and 2017, respectively, were included in general and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income.

For matters where the Company considers a loss to be probable, but it can only estimate a range of possible losses, management estimates the aggregate range of reasonably possible loss is $0.5 million to $2.4 million as of December 31, 2019. This estimated range of possible loss is based on currently available information and is subject to significant judgment. The matters underlying the estimated range will change from time to time, and actual results may vary substantially from the current estimate. Those matters for which an estimate is not possible are not included within the estimated range. Therefore, this estimated range of possible loss represents what management believes to be an estimate of possible loss only for certain matters meeting these criteria.

In cases where an accrued liability is not recorded, the Company may be able to estimate a range of possible loss. In determining whether it is possible to provide a range of possible loss, the Company reviews and evaluates its material litigation and regulatory matters on an ongoing basis, in conjunction with any outside counsel handling the matter. As of December 31, 2019, there were no pending legal or regulatory matters on which management considered a loss to be probable or reasonably possible exceeding its accrued liability.

On March 29, 2019, FAM entered into an agreement (“Settlement Agreement”) with the California Department of Business Oversight (“DBO”) to resolve certain accusations filed by the DBO in August 2018 (“DBO’s Accusation”). The DBO’s Accusation alleges that FAM incurred repeat findings in 2012 and 2016 supervisory examinations regarding per diem interest charges and escrow trust account reconciliations.

As part of the Settlement Agreement, FAM agreed to pay a $0.1 million upfront administrative penalty and audit California loan files for per diem and trust accounting compliance, which could result in additional refunds and penalties.

FAM agreed to conduct two separate audits pursuant to the Settlement Agreement. The Company agreed to conduct a self-audit of all loans funded from September 6, 2013, through March 29, 2019. The purpose of this self-audit was to identify any loans with a per diem overcharge and to issue consumer refunds accordingly. As a result of this self-audit, FAM issued approximately $0.4 million in consumer refunds and paid an additional $1.8 million in penalties to the state. All refunds and penalties were timely remitted in 2019, and FAM is not aware of any outstanding requirements or concerns related to the completed self-audit.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Additionally, FAM engaged an independent third-party auditor to review (a) all loans funded from March 29, 2019 through March 31, 2020, to confirm per diem overcharges were timely refunded, and (b) trust account documentation to ensure reconciliations were conducted as required. The independent third-party auditor was tasked with submitting quarterly audit reports of their findings which were provided to the DBO. No significant findings have been noted to date related to the independent third-party auditor review.

Additionally, FAM submitted new per diem and trust account reconciliation procedures for the DBO’s review and approval. The Settlement Agreement does not impact the Company’s licensee status or limit the Company’s ability to originate loans or do business in the state.

27.    Commitments and Contingencies

Servicing of Mortgage Loans

Sub-Servicing

The Company has contracted with third-party providers to perform specified servicing functions on its behalf. These services include maintaining borrower contact, facilitating borrower advances, generating borrower statements, and facilitating loss-mitigation strategies in an attempt to keep defaulted borrowers in their homes. Defaults on reverse mortgages leading to foreclosures may occur if borrowers fail to meet maintenance obligations, such as payment of taxes or home insurance premiums. When a default cannot be cured, the sub-servicers manage the foreclosure process and the filing of any insurance claims with HUD. The sub-servicers have responsibility for remitting timely advances and statements to borrowers and timely and accurate claims to HUD, including compliance with local, state and federal regulatory requirements.

Additionally, the sub-servicers are also responsible for remitting payments to investors, including interest accrued and interest shortfalls and funding advances such as taxes and home insurance premiums. Advances are typically remitted by the Company to the sub-servicers on a daily basis. Although the Company has outsourced its servicing function, as the issuer the Company has responsibility for all aspects of servicing of the HECM loans and related HMBS beneficial interests under the terms of the servicing contracts, state laws and regulations.

Contractual sub-servicing fees related to sub-servicer arrangements are generally based on a fixed dollar amount per loan and are included in general and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income.

Unfunded Commitments

The Company is required to fund further borrower advances (where the borrower has not fully drawn down the HECM loan proceeds available to them), and to additionally fund the payment of the borrower’s obligation to pay the FHA their monthly insurance premium.

The outstanding unfunded commitments available to borrowers was approximately $1.7 billion as of December 31, 2019. This additional borrowing capacity is primarily in the form of undrawn lines of credit. The Company also has commitments to purchase and sell loans totaling $36.2 million and $100.0 million, respectively, at December 31, 2019.

Mandatory Repurchase Obligation

The Company is required to repurchase reverse loans out of the GNMA securitization pools once the outstanding principal balance of the related HECM is equal to or greater than 98% of the maximum claim amount.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Performing repurchased loans are conveyed to the Department of Housing and Urban Development, or HUD, and nonperforming repurchased loans are generally liquidated in accordance with program requirements. Loans are considered nonperforming upon events such as, but not limited to, the death of the mortgagor, the mortgagor no longer occupying the property as their principal residence, or the property taxes or insurance not being paid.

As an issuer of HMBS, the Company also has the option to repurchase reverse loans out of the GNMA securitization pools without GNMA prior approval in certain instances. These situations include the borrower requesting an additional advance that causes the outstanding principal balance to be equal or greater than 98% of the maximum claim amount; the borrower’s loan becoming due and payable under certain circumstances; the borrower not occupying the home for greater than twelve consecutive months for physical or mental illness and the home is not the residence of another borrower; or the borrower failing to perform in accordance with the terms of the loan.

The Company’s business is subject to examinations, investigations and reviews by various federal, state and local regulatory and enforcement agencies. FAR has historically had open investigations with various regulators or enforcement agencies, including examinations and inquiries related to its loan servicing and origination practices. These matters and other pending or potential future investigations, examinations or inquiries may lead to administrative or legal proceedings, and possibly result in remedies including fines, penalties, restitution, or alterations in our business practices, and in additional expenses and collateral costs.

For each HECM loan that the Company securitizes into Agency HMBS, the Company is required to covenant and warrant to GNMA, among other things, that the HECM loans related to each participation included in the

Agency HMBS are eligible under the requirements of the National Housing Act and the GNMA Mortgage-backed Securities Guide, and that the Company will take all actions necessary to ensure the HECM loan’s continued eligibility. The GNMA HMBS program requires that the Company removes the participation related to any HECM loan that does not meet the requirements of the GNMA Mortgage-backed Securities Guide. In addition to securitizing HECM loans into Agency HMBS, the Company may sell HECM loans to third parties and the agreements with such third parties include standard representations and warranties related to such loans, which if breached, may require the Company to repurchase the HECM loan and/or indemnify the purchaser for losses related to such HECM loans. In the case where the Company repurchases the loan, the Company bears any subsequent credit loss on the loan. To the extent that the Company is required to remove a loan from an Agency HMBS, purchase a loan from a third party or indemnify a third party, the potential losses suffered by the Company may be reduced by any recourse the Company has to the originating broker and/or correspondent lender, if applicable, to the extent such entity breached similar or other representations and warranties. Under most circumstances, the Company has the right to require the originating broker/correspondent to repurchase the related loan from the Company and/or indemnify the Company for losses incurred. The Company seeks to manage the risk of repurchase and associated credit exposure through the Company’s underwriting and quality assurance practices.

28.	Long-Term Incentive Plan

On January 1, 2015, the Company established a long-term incentive plan (the “Plan”) to compensate key employees. Any distributions are based on distributions received by equity holders of the Company in excess of the contributed equity capital, plus a designated return on contributed equity capital (the “Hurdle”).

Payments to holders of the issued phantom stock units (“Phantom Units”) will be made from eligible distributions in excess of the Hurdle and will be paid over three years. Rights to future Phantom Unit payments are generally forfeited upon termination by an employee.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

A total of 1,250 Phantom Units were approved under the Plan, with 858 units issued and outstanding as of December 31, 2019. As of December 31, 2019, no triggering events for an eligible distribution had occurred, the Phantom Units have no measurable intrinsic value, and no accrued liability or compensation expense have been recorded in the Consolidated Statements of Financial Condition at December 31, 2019.

29.	Shareholders’ Notes Receivable

During the years ended December 31, 2019 and 2018 certain officers of the Company purchased equity units through the issuance of notes receivable which have been reflected as members’ contributions in our Consolidated Statements of Changes in Members’ Equity. These notes receivable have principal balances ranging from $0.1 million to $1.8 million, with interest rates ranging from 1.68% to 2.83% per annum and maturity dates ranging from December 2023 to April 2027. These notes receivable had an aggregated balance of $9.0 million and $8.9 million as of December 31, 2019 and 2018, respectively. There is no required service period or vesting conditions associated with the equity units. At December 31, 2019 and 2018 a total of $14.7 million and $11.3 million in equity units had been purchased through the issuance of notes receivable.

The related equity units are legally issued to the officers, however, to the extent that the notes receivable are determined to be nonrecourse, the Company accounts for the transaction as a grant of an option award, in accordance with ASC 718, Compensation-Stock Compensation. When issued, the Company records a charge to compensation cost expense on the transaction date for the fair value of the “option” as determined using a Black-Scholes option-pricing model. The full amount of the fair value of the option is recognized as compensation cost on the date of the transaction given that there is no requirement for future service. For the year ended December 31, 2019, the Company recorded $2.4 million of compensation expense which is included in salaries, benefits and related expenses in the Consolidated Statements of Operations and Comprehensive Income. No compensation expense was recorded for the year ended December 31, 2018.

The weighted-average assumptions used in the Black-Scholes option pricing model were as follows:

	For the year ended
	December 31, 2019	December 31, 2018
Expected volatility	30.9%	38.1%
Risk-free interest rate	2.5%	2.8%
Expected term	4.0	4.0

30.	Changes in Contingently Redeemable Noncontrolling Interest

The Company has determined that the Class B interests of FACo Holdings issued to B2R meet the definition of contingently redeemable noncontrolling interests. Under the FACo Holdings Agreement, the Class B Units may be redeemed upon sale of FACo by FACo Holdings, sale of FAH, or sale of UFG Holdings LLC, which would require FAH to purchase the outstanding Class B Units. The Company has determined that the legal provisions in the FACo Holdings Agreement in which there is a noncontrolling interest represent a substantive profit-sharing arrangement, where the allocation to the members differs from the stated ownership percentages. The Company utilizes the hypothetical liquidation at book value, or HLBV, method for the allocation of profits and losses each period. Under the HLBV method, the amounts of income and loss attributed to the noncontrolling interests in the Consolidated Statements of Operations and Comprehensive Income reflects changes in the amounts each member would hypothetically receive at each balance sheet date under the liquidation provisions of the FACo Holdings Agreement, assuming the net assets of the FACo Holdings were liquidated at their respective recorded amounts. Allocations of profits and losses in the Consolidated Statements of Operations and Comprehensive Income is

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

determined based on the hypothetical amounts that would be distributed to members after taking into account any capital transactions between FACo Holdings and its members as follows:

•	Distributions up to Hurdle Amount of $202 million (subject to certain adjustments defined in the FACo Holdings Agreement) - 100% to Class B Members

•	Distributions of the next $150 million - 95% to Class A Members and 5% to Class B Members, and

•	Thereafter - 75% to Class A Members and 25% to Class B Members

The changes in CRNCI are as follows (in thousands):

	December 31,
	2019	2018	2017
Balance at Beginning of Period	$166,274	$151,030	$—
Capital contributions attributable to CRNCI	—	—	149,000
Net income	21,707	15,244	2,030

Balance at End of Period	$187,981	$166,274	$151,030

31.	Fee Income

Fee income consisted of the following (in thousands):

	For the year ended December 31,
	2019	2018	2017
Loan origination fees	$104,538	$75,576	$67,049
Lender services fee income	76,366	44,885	37,807
Loan servicing fees, net	14,646	15,126	15,136
Capital markets advisory fee income	4,223	12,813	15,266
Other fee income	3,212	1,472	10,000
Change in fair value of mortgage servicing rights	(1,357)	1,730	(2,424)

Total fee income	$201,628	$151,602	$142,834

On May 4, 2016, the Company entered into a Master Mortgage Loan Sale Agreement (“Sale Agreement”) with a third party investor in which the investor acquired approximately $276.4 million in non-agency reverse mortgage loans for $291.9 million in cash proceeds. The Sale Agreement provided for an additional payment to be made to the Company should the loans meet certain performance requirements. In 2017, the loans met the required performance requirements, and the Company received an additional $9.1 million in cash proceeds related to this transfer. The additional cash proceeds were reflected as fee income in the Consolidated Statements of Operations and Comprehensive Income.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

32.	General and Administrative Expenses

General and administrative expenses consisted of the following (in thousands):

	For the year ended December 31,
	2019	2018	2017
Loan origination fees, net	$43,928	$21,569	$28,222
Loan portfolio expenses	34,096	23,801	17,530
Professional fees	26,860	23,409	25,333
Business development	27,177	30,057	29,362
Communications and data processing	26,227	29,859	24,412
Title and closing	26,217	14,065	11,676
Depreciation and amortization	13,108	9,582	7,160
Securitization expenses	12,850	21,478	—
Travel and entertainment	12,575	14,034	14,753
Office expense	8,959	10,497	9,746
Licensing and insurance	6,542	7,634	8,048
Other expenses	15,875	12,326	4,123

Total general and administrative expenses	$254,414	$218,311	$180,365

33.	Income Taxes

Provision for income taxes consists of the following (in thousands):

	For the year ended December 31,
	2019	2018	2017
Current Expense:
Federal	$860	$168	$82
State	185	136	27

Subtotal	1,045	304	109

Deferred Expense (Benefit):
Federal	$(79)	$(45)	$(38)
State	(17)	27	(18)

Subtotal	(96)	(18)	(56)

Net provision for income taxes	$949	$286	$53

Deferred income taxes reflect the net tax effects of temporary differences between the carrying value of assets and liabilities for financial reporting purposes and the amounts reported for income tax purposes.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Act”) was signed into law. The Tax Act contains significant changes to corporate taxation, including (i) the reduction of the corporate income tax rate to 21 percent, (ii) the acceleration of expensing for certain business assets, (iii) the one-time transition tax related to the transition of U.S. international tax from a worldwide tax system to a territorial tax system, (iv) the repeal of the domestic production deduction, (v) additional limitations on the deductibility of interest expense, and (vi) expanded limitations on executive compensation. With the exception of the transition tax, which had no effect on the Company’s financial statements, the Tax Act is effective for years beginning on or after January 1, 2018. The key impact of the Tax Act on the Company’s consolidated financial statements for the year ended

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2017 was the re-measurement of deferred tax assets and liabilities. The tax effect of this re-measurement was estimated to be approximately $0.3 million.

Staff Accounting Bulletin No. 118 (as permitted for private companies by the FASB) was issued to address the application of GAAP in situations when a company does not have the necessary information available to account for the income tax effects of the Tax Act. SAB 118 allows a company to record provisional amounts during a measurement period not to extend beyond one year of the enactment date. The Company has analyzed the impact of the various provisions of the Tax Act resulting in no material impact to the consolidated financial statements.

Significant components of the Company’s deferred income tax assets (liabilities) are as follows (in thousands):

	December 31,
	2019	2018
Deferred tax assets
Loss carryforwards	$278	$367
Research and development tax credits	477	484
Capital lease amortization	508	621
Payroll and employee benefits	104	131
Estimate of claim losses	104	80

Total deferred tax assets	1,471	1,683

Deferred tax liabilities
Depreciation and amortization	881	1,081
Loss reserves	126	110

Total deferred tax liabilities	1,007	1,191

Valuation allowance	(675)	(799)

Net deferred tax liability	$(211)	$(307)

The federal and state net operating loss (“NOL”) carryforwards amount to approximately $2.8 million and $3.1 million at December 31, 2019 and 2018, respectively. It is expected that these NOL’s will begin to expire in 2036, if unused.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Deferred tax liabilities are included in payables and accrued liabilities in the Consolidated Statements of Financial Condition.

The Company had uncertain tax positions of approximately $0.5 million for the years ended December 31, 2019, 2018 and 2017, for which the deductibility is uncertain or for which there was uncertainty regarding the timing of such deductibility.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Income tax expense differs from the amounts computed by applying the U.S. federal corporate tax rate of 21% and 35% as follows for the years indicated (dollars in thousands):

	For the year ended December 31,
	2019		2018		2017
Tax expense at federal statutory rate	$2,359	21.0%	$591	21.0%	$1,155	35.0%
Effect of:
Permanent differences	(356)	(3.0)%	81	3.0%	120	4.0%
Timing differences
State taxes	230	2.0%	116	4.0%	272	8.0%
Other tax adjustments	(1,284)	(12.0)%	(502)	(18.0)%	(1,494)	(45.0)%

Net provision for income taxes	$949	8.0%	$286	10.0%	$53	2.0%

34.	Defined Contribution Plan

The Company maintain a qualified defined contribution plan covering substantially all of its employees. The Company matches certain employee contributions on a discretionary basis. The Company’s expense for matching contributions to the plan was $7.0 million, $6.9 million and $6.6 million for the years ended December 31, 2019, 2018 and 2017, respectively, which is included in salaries, benefits and related expenses in the Consolidated Statements of Operations and Comprehensive Income.

35.	Business Segment Reporting

The Company has identified six reportable segments: Portfolio Management, Forward Originations, Reverse Originations, Commercial Originations, Lender Services and Corporate/Other.

Portfolio Management

Our Portfolio Management segment provides product development, loan securitization, loan sales, risk management, asset management and servicing oversight services to the enterprise and third-party funds.

Forward Originations

Our Forward Originations segment originates forward mortgage loans through FAM. This segment generates revenue through fee-based mortgage loan origination services and the origination and sale of mortgage loans into the secondary market. The Forward Originations segment includes three channels: distributed retail lending, direct-to-consumer lending, and third-party-originator lending.

Reverse Originations

Our Reverse Originations segment originates or acquires reverse mortgage loans through FAR. This segment originates HECMs which are insured by the FHA, and proprietary jumbo reverse mortgages. The segment originates reverse mortgage loans through the following channels: retail and third-party-originator. Reverse mortgage lending activities primarily consist of the origination and securitization of mortgage loans to Ginnie Mae and other private investors.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Commercial Originations

Our Commerical Originations segment originates or acquires commercial mortgage loans through FACo. The segment provides business purpose lending solutions for residential real estate investors in two principal ways: short-term loans to provide rehab and construction of investment properties meant to be sold upon completion, and investor rental loans collateralized by either a single asset or portfolio of properties. The segment originates commercial mortgage loans through the following channels: retail and third-party-originator. Commercial mortgage lending activities primarily consist of the origination and securitization of commercial mortgages to private investors.

Lender Services

Our Lender Services segment provides ancillary business services, title agency and title insurance services, MSR valuation and trade brokerage, and appraisal management services to customers in the residential mortgage, student lending, and commercial lending industries. The segment also operates a foreign branch in the Philippines for fulfillment transactional and administrative support.

Corporate and Other

Corporate and other consists of our Business Excellence Office (“BXO”) and other corporate services groups.

The Company’s segments are based upon the Company’s organizational structure which focuses primarily on the services offered. Corporate functional expenses are allocated to individual segments based on actual cost of services performed based on a direct resource utilization, estimate of percentage use for shared services or headcount percentage for certain functions. Non-allocated corporate expenses include administrative costs of executive management and other corporate functions that are not directly attributable to the Company’s operating segments. Revenues generated on inter-segment services performed are valued based on similar services provided to external parties. To reconcile the Company’s consolidated results, certain inter-segment revenues and expenses are eliminated in the “Eliminations” column in the following tables.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The following tables are a presentation of financial information by segment for the periods indicated (in thousands):

	For the year ended December 31, 2019
	Forward Originations	Reverse Originations	Commercial Originations	Portfolio Management	Lender Services	Operating Segments	Corporate and Other	Elim	Total
REVENUES
Gain on sale of loans	$462,700	$—	$—	$9,303	$—	$472,003	$—	$(7,695)	$464,308
Net fair value gains	—	141,022	30,512	151,679	—	323,213	—	6,313	329,526
Fee income	64,372	3,478	36,094	7,923	110,046	221,913	—	(20,285)	201,628
Net interest expense	(403)	—	—	(95,694)	30	(96,067)	(5,144)	(197)	(101,408)

Total revenues	526,669	144,500	66,606	73,211	110,076	921,062	(5,144)	(21,864)	894,054
Total expenses	506,894	79,522	51,882	63,907	105,203	807,408	33,334	(24,267)	816,475

Net income (loss) before taxes	$19,775	$64,978	$14,724	$9,304	$4,873	$113,654	$(38,478)	$2,403	$77,579

Depreciation and amortization	$5,954	$481	$616	$170	$4,169	$11,390	$1,718	$—	$13,108
Total assets	$1,321,342	$91,892	$114,943	$15,102,567	$86,070	$16,716,814	$504,882	$(637,595)	$16,584,101

	For the year ended December 31, 2018
	Forward Originations	Reverse Originations	Commercial Originations	Portfolio Management	Lender Services	Operating Segments	Corporate and Other	Elim	Total
REVENUES
Gain on sale of loans	$397,648	$—	$—	$7,725	$—	$405,373	$—	$(5,071)	$400,302
Net fair value gains	—	148,925	22,981	135,182	—	307,088	—	3,776	310,864
Fee income	48,547	7,588	19,382	14,151	78,831	168,499	—	(16,897)	151,602
Net interest expense	2,884	—	—	(74,037)	(489)	(71,642)	(1,717)	(147)	(73,506)

Total revenues	449,079	156,513	42,363	83,021	78,342	809,318	(1,717)	(18,339)	789,262
Total expenses	481,381	68,802	35,753	52,089	79,181	717,206	43,157	(18,632)	741,731

Net income (loss) before taxes	$(32,302)	$87,711	$6,610	$30,932	$(839)	$92,112	$(44,874)	$293	$47,531

Depreciation and amortization	$2,830	$947	$923	$282	$3,292	$8,274	$1,601	$(293)	$9,582
Total assets	$706,412	$76,199	$94,418	$12,856,289	$86,756	$13,820,074	$491,355	$(585,321)	$13,726,108

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

	For the year ended December 31, 2017
	Forward Originations	Reverse Originations	Commercial Originations	Portfolio Management	Lender Services	Operating Segments	Corporate and Other	Elim	Total
REVENUES
Gain on sale of loans	$475,749	$—	$—	$3,033	$—	$478,782	$—	$6,064	$484,846
Net fair value gains	—	83,047	7,755	96,304	—	187,106	—	(6,064)	181,042
Fee income	57,062	3,097	8,034	25,641	66,200	160,034	188	(17,388)	142,834
Net interest expense	6,967	—	—	(35,679)	(728)	(29,440)	(1,006)	195	(30,251)

Total revenues	539,778	86,144	15,789	89,299	65,472	796,482	(818)	(17,193)	778,471
Total expenses	529,018	56,919	23,859	36,925	61,497	708,218	32,567	(17,193)	723,592

Net income (loss) before taxes	$10,760	$29,225	$(8,070)	$52,374	$3,975	$88,264	$(33,385)	$—	$54,879

Depreciation and amortization	$1,646	$953	$1,137	$194	$2,192	$6,122	$1,357	$(319)	$7,160
Total assets	$1,065,292	$64,259	$58,956	$11,721,675	$80,535	$12,990,717	$508,850	$(553,253)	$12,946,314

36.	Liquidity and Capital Requirements

Finance of America Mortgage LLC

In addition to the covenant requirements of FAM mentioned in Note 19 - Other Financing Lines of Credit, FAM is subject to various regulatory capital requirements administered by HUD as a result of their mortgage origination and servicing activities. HUD governs non-supervised, direct endorsement mortgagees, and GNMA, FNMA and FHLMC, which sponsor programs that govern a significant portion of FAM’s mortgage loans sold and servicing activities. Additionally, FAM is required to maintain minimum net worth requirements for many of the states in which it sells and services loans. Each state has its own minimum net worth requirement; however, none of the state requirements are material to the Company’s consolidated financial statements.

Failure to meet minimum capital requirements can result in certain mandatory and possibly additional discretionary remedial actions by regulators that, if undertaken, could: (i) remove FAM’s ability to sell and service loans to or on behalf of the Agencies; and (ii) have a direct material effect on FAM’s financial statements, results of operations and cash flows.

In accordance with the regulatory capital guidelines, FAM must meet specific quantitative measures of cash, assets, liabilities, profitability and certain off-balance sheet items calculated under regulatory accounting practices. Further, changes in regulatory and accounting standards, as well as the impact of future events on FAM’s results, may significantly affect the FAM’s net worth adequacy.

Among FAM’s various capital requirements related to its outstanding mortgage origination and servicing agreements, the most restrictive of these requires FAM to maintain a minimum adjusted net worth balance of $77.6 million as of December 31, 2019 and $43.2 million as of December 31, 2018. As of December 31, 2019 and 2018, FAM’s actual net worth was $94.9 million and $75.9 million, respectively. The Company was therefore in compliance with all net worth requirements.

Finance of America Reverse LLC

As an issuer of HMBS, FAR is required by GNMA to maintain minimum net worth, liquidity and capitalization levels as well as minimum insurance levels.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The net worth required is $5.0 million plus 1% of FAR’s commitment authority from GNMA. The liquidity requirement is for 20% of FAR’s required net worth be in the form of cash or cash equivalent assets. FAR is required to maintain a ratio of 6% of net worth to total assets. FAR is also required to maintain both fidelity bond and errors and omissions insurance at tiered levels based on FAR’s aggregate unpaid principal balance of the loans it has securitized.

At December 31, 2019 and 2018, FAR was in compliance with the minimum net worth, liquidity and insurance requirements of GNMA and had received a permanent waiver for its capital requirement. The minimum tangible net worth required of FAR by GNMA at December 31, 2019 and 2018 was $92.8 million and $94.8 million, respectively, and FAR’s actual net worth calculated based on GNMA guidance at December 31, 2019 and 2018 was $382.5 million and $242.8 million, respectively.

Incenter LLC

Incenter Securities Group LLC (“ISG”), one of the operating subsidiaries of Incenter, operates in a highly regulated environment and is subject to federal and state laws, SEC rules and FINRA rules and guidance. Applicable laws and regulations, among other things, restrict permissible activities and require compliance with a wide range of financial and customer-related protections. The consequences of noncompliance can include substantial monetary and nonmonetary sanctions. In addition, ISG is subject to comprehensive examination by its regulators. These regulators have broad discretion to impose restrictions and limitations on the operations of the Company and to impose sanctions for noncompliance. ISG is subject to the SEC’s Uniform Net Capital Rule (SEC Rule 15c3-1) (“the Rule”), which requires the maintenance of minimum net capital. ISG computes net capital under the alternative method. Under this method, the required minimum net capital is equal to $0.3 million. At December 31, 2019, ISG had met the minimum net capital requirement amounts.

Additionally, ISG claims the exemption provision of SEC Rule 15c3-3(k)(2)(ii). ISG does not hold customer funds or safekeep customer securities. The Company introduces and clears its customers’ transactions through a third-party on a fully-disclosed basis.

Agents National Title Insurance Company, an operating subsidiary of Incenter, has additional capital requirements. The State of Missouri and State of Alabama require domestic title insurance underwriters maintain minimum capital and surplus of $1.6 million and $0.2 million, respectively. Failure to comply with these provision may result in various actions up to and including surrender of the certificate of authority. Additionally, in October 2019, Agents entered into a capital maintenance agreement in conjunction with the approval for the certificate of authority for California. This agreement requires Agents to maintain a minimum of $8.0 million in policyholder surplus. If Agents falls below this requirement in any given quarter, Incenter must contribute cash, cash equivalents securities or other instruments to bring Agents to compliance. The Company’s insurance company subsidiaries met the existing minimum statutory capital and surplus requirements as of December 31, 2019.

The Company is also required to maintain bonds, certificates of deposit and interest bearing accounts in accordance with applicable state regulatory requirements. The total requirement was $3.4 million and $3.1 million across all states as of December 31, 2019 and 2018, respectively. The Company was in compliance with these requirements as of December 31, 2019 and 2018.

37.	Concentrations of Risk

The Company’s activities are subject to significant risks and uncertainties, including the ability of management to adequately develop its service lines, acquire adequate customer and revenue bases, and overall market demand

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

for its services. In addition, the Company engages in various trading and brokerage activities in which counterparties primarily include broker-dealers, banks and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty of issuer of the instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Financial instruments, which potentially subject the Company to credit risk, consist of cash and cash equivalents, derivatives, loans held for sale, and loans held for investment.

The Company invests its excess cash balances that may exceed federal insured limits with financial institutions evaluated as being creditworthy, primarily in money market accounts which are exposed to minimal interest rate and credit risk. The balances of these accounts are insured by the Federal Deposit Insurance Corporation, subject to certain limitations.

Credit risk is reduced by the Company’s underwriting standards, monitoring pledged collateral and other in-house monitoring procedures performed by management. The Company’s credit exposure for amounts due from investors and derivative related receivables is minimized since its policy is to sell mortgages only to highly reputable and financially sound financial institutions.

Mortgage loans are sold or financed through one of the following methods: (i) sales or financing securitizations to or pursuant to programs sponsored by FNMA, FHLMC, and GNMA, or (ii) sales or financing securitizations issued to private investors. The Company sold $12,448.6 million, $11,600.5 million and $12,774.0 million in mortgage loans to FNMA, FHLMC and GNMA for the years ended December 31, 2019, 2018 and 2017, respectively. The Company sold or securitized $6,471.2 million, $5,817.9 million and $4,319.4 million in mortgage loans with private investors for the years ended December 31, 2019, 2018 and 2017, respectively. For the year ended December 31, 2019, the sales or financing securitizations issued to private investors consisted of 23.1% non-agency reverse mortgage loans, 8.7% nonperforming repurchased loans, 5.7% commercial mortgage loans and 49.5% other. For the year ended December 31, 2018, the sales or securitizations to private investors consisted of 12.8% non-agency reverse mortgage loans, 6.9% nonperforming repurchased loans, 10.3% commercial mortgage loans, and 70.0% other. For the year ended December 31, 2017, the sales or securitizations to private investors consisted of 1.6% non-agency reverse mortgage loans, 9.7% nonperforming repurchased loans, 2.2% commercial mortgage loans, and 86.5% other.

Through FOA’s parent, the Company is owned by Libman Family Holdings, LLC, certain investment funds affiliated with Blackstone and other co-investors. In the ordinary course of conducting business, a portion of these mortgage loans sold or financed relate to certain commercial transactions that the Company enters into with a counterparty that is a non-affiliated company separately owned by certain other investment funds affiliated with Blackstone. The nature of its business interactions with this counterparty may allow the Company to negotiate preferential terms of commercial transactions that may not be available for other parties on an arm’s-length basis. These commercial transactions include the transfer of certain residential mortgage loans, in which the Company receives an ongoing service fee. The Company sold $85.8 million, $245.7 million and $163.0 million in mortgage loans to non-affiliated Blackstone portfolio companies for the years ended December 31, 2019, 2018 and 2017, respectively. In addition, the Company is also contracted by certain non-affiliated Blackstone portfolio companies to provide sub-advisor services in areas such as asset management and administrative oversight, in which the Company receives an advisory fee. The Company has recognized gains on the sale of mortgages related to transactions with non-affiliated Blackstone portfolio companies of $3.0 million, $6.3 million, and $9.2 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

In May 2019 the Company entered into a $20.0 million financing agreement with a non-affiliated company, separately owned by other investment funds affiliated with Blackstone, secured by, among other things, eligible asset-backed securities. This facility was structured as a loan and security agreement. The funds advanced are generally repaid using the proceeds from the distribution from underlying securities or from proceeds of refinancing the related debt, although prior payment may be required based on, among other things, certain breaches of representations and warranties or other events of default. As of December 31, 2019, the Company had outstanding borrowings of $11.5 million.

In July 2017, the Company entered into a $45.0 million mezzanine financing agreement with a non-affiliated company, separately owned by other investment funds affiliated with Blackstone, secured by a junior lien in mortgage assets pledged to certain senior secured warehouse facilities. This facility was structured as a loan and security agreement. The funds advanced are generally repaid using collections from the underlying assets to the extent remaining after the payment of any senior debt or the proceeds from the sale or securitization of the underlying assets or distribution from underlying securities, although prior payment may be required based on, among other things, certain breaches of representations and warranties or other events of default. As of December 31, 2019 and 2018, the Company had outstanding borrowings of $38.4 million and $25.2 million, respectively.

Certain subsidiaries of the Company have entered into advisory agreements with a non-affiliated company, separately owned by other investments funds affiliated with Blackstone, in which these subsidiaries agree to provide real estate investment advisory activities including, but not limited to, investment advisory services related to portfolio management and asset acquisition. The Company had revenues of $1.3 million and $0.3 million for the years ended December 31, 2018 and 2017, respectively, which was reflected in other fee income in the Consolidated Statements of Operations and Comprehensive Income.

Reverse Mortgages

FAR originates, buys and sells HECMs, commonly referred to as reverse mortgages, and securitizes and sells the HECMs as HMBS. FAR is subject to approval of, and is heavily regulated by, federal and state regulatory agencies as a mortgage lender, GNMA issuer, broker and servicer.

The secondary market for the FHA insured HECM loans is not assured; to the extent the program requires Congressional appropriations in future years, which are not forthcoming, the program could be jeopardized; and/or, consumer demand could be reduced if FHA actions result in a reduction of initial principal limit available to borrowers.

FAR depends on its ability to securitize reverse mortgages, subsequent draws, mortgage insurance premiums and servicing fees, and would be adversely affected if the ability to access the secondary market were to be limited.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Concentrations of credit risk associated with reverse mortgage loans are limited due to the large number of customers and their dispersion across many geographic areas. The table below provides the percentage of reverse loans in the Company’s Consolidated Statements of Financial Condition by the location in which the home securing the loan is located and is based on their remaining unpaid principal balances. “Other” consists of loans in states in which concentration individually represents less than 5% of total remaining unpaid principal balance.

	December 31,
	2019	2018
California	41%	33%
New York	7	8
Texas	6	7
Florida	5	5
Puerto Rico	3	5
Other	38	42

	100%	100%

A significant portion of the Company’s proprietary Jumbo products are originated within the state of California. The Company’s non-agency reverse mortgage production is concentrated by location is presented in the following table. The Company’s total origination volume in any other states did not exceed 5% of the total origination volume, and were included in the “Other” balance.

	December 31,
	2019	2018
California	85%	89%
Other	15	11

	100%	100%

Loans previously repurchased out of a HMBS pool (“HECM Buyouts”) that were subsequently securitized also contain concentrations of credit risk as they are limited due to the dispersion across of many geographic areas. The table below provides the percentage of securitized nonperforming HECM buyouts in the Company’s Consolidated Statements of Financial Condition by the location in which the home securing the loan is located and is based on their remaining unpaid principal balances. “Other” consists of loans in states in which concentration individually represents less than 5% of total remaining unpaid principal balance.

	December 31,
	2019	2018
Puerto Rico	24%	17%
New York	13	14
Texas	9	10
California	8	8
New Jersey	4	6
Florida	4	5
Other	38	40

	100%	100%

Puerto Rico’s economy has been in a serious recession since the second quarter of 2006, and its economic downturn has been generally much worse than that of the United States. Further, Hurricane Maria in 2017 has

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

further stressed the economy and infrastructure in Puerto Rico, resulting in extensive loss of water supplies and electricity.

Regulatory agencies require all properties in affected areas to be inspected for “acceptable” condition prior to any transaction occurring with or on behalf of the GSEs or HUD (including foreclosure sale, property conveyance, sale/funding/transfers of originated loans to third parties, etc.). This required inspection may cause delays in foreclosures and settlement of claims. Additionally, in certain circumstances when there are uninsured losses, the Company may be responsible for repairs to the properties if not done by the homeowner.

In its determination of fair value amounts for loans that are in disaster impacted areas, the Company has provided for increased expectations of loss severities due to delays in processing claims and uninsured losses. These estimates are based on management’s best estimates of anticipated losses. Actual results may differ from the estimates due to external factors.

Commercial Mortgages

The economies of states where mortgage properties are concentrated may be adversely affected to a greater degree than the economies of other areas of the country. In recent years, certain regions of the United States have experienced significant downturns in the market value of real estate. The table below provides the percentage of loans on the Company’s Consolidated Statements of Financial Condition by the location in which the home securing the loan is located and is based on their remaining unpaid principal balances. “Other” consists of loans in states in which concentration individually represents less than 5% of total remaining unpaid principal balance.

	December 31,
	2019	2018
New Jersey	13%	15%
California	11	10
Florida	9	8
New York	7	8
Illinois	7	10
Pennsylvania	6	5
Other	47	44

	100%	100%

Incenter

The Company had two major referral partners accounting for approximately 24%, 34% and 41% of the Company’s title and closing revenue for the years ended December 31, 2019, 2018 and 2017, respectively.

Ratings have always been an important factor in establishing the competitive position of insurance companies. Ratings reflect the opinion of a rating agency with regard to an insurance company’s or insurance holding company’s financial strength, operating performance and ability to meet its obligations to policyholders and are not evaluations directed to investors. The Company’s insurance subsidiary is rated by Demotech and by Lace/KROLL. The Company is subject to continued periodic review by the rating agency and the continued retention of the rating cannot be assured. If the rating is reduced from the current level or the ratings of the Company’s insurance title underwriter are downgraded, our results of operations could be adversely affected.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

38.	Related Party Transactions

The Company transacts with various related parties as a part of normal day-to day operations. The Company has advanced funds to Global to fund operations.

Total amounts due were as follows:

	December 31,
	2019	2018
UFG Global LLC	$1,458	$1,273
Other related parties	1,356	50

Due from related parties	$2,814	$1,323

Promissory Notes

In June 2019, the Company executed two Revolving Working Capital Promissory Note Agreements (the “2019 Promissory Notes”) with BTO Urban Holdings and Libman Family Holdings, LLC, which are deemed affiliates of the Company. Under the terms of the 2019 Promissory Notes, the Company borrowed $35.0 million, which was secured by certain tangible assets. The 2019 Promissory Notes accrued interest monthly at a rate of 10.0% per annum and are scheduled to mature in June 2020. As of December 31, 2019, the balance of the Promissory Notes was $15.0 million which is included in other financing lines of credit in the Consolidated Statements of Financial Condition.

In November 2018, the Company executed two Loan Agreement, Promissory Note and Security Agreements (the “2018 Promissory Notes”) with BTO Urban Holdings and Libman Family Holdings, LLC, which are deemed affiliates of the Company. Under the terms of the 2018 Promissory Notes, the Company borrowed $20.0 million, which was secured by certain tangible assets. The 2018 Promissory Notes accrue interest monthly at a rate of 10.0% per annum and matured in June 2019. As of December 31, 2018, the balance of the Promissory Notes was $25.0 million which is included in other financing lines of credit in the Consolidated Statements of Financial Condition.

Agricultural Loans

In 2019, the Company entered into an Amended and Restated Limited Liability Company Agreement with FarmOp Capital Holdings, LLC (“FarmOps”) in which the Company acquired an equity investment in FarmOps. Subsequent to this agreement, the Company agreed to purchase originated agricultural loans from FarmOps. For the year ended December 31, 2019, the Company had purchased agricultural loans with an aggregate outstanding unpaid principal balance of $13.0 million. The total purchase price for these loans was $13.0 million.

Cloudvirga

In 2017, certain subsidiaries of the Company entered into a Series B deferred stock purchase agreement with Cloudvirga, Inc. (“Cloudvirga”), in which the company acquired an equity investment in Cloudvirga. Subsequent to this acquisition, the Company entered into a software development arrangement in which Cloudvirga agreed to provide certain technology services for the Company. Professional fees paid to Cloudvirga in exchange for the services provided were $3.0, $2.9, and $1.8 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

39.	Condensed Financial Information of Registrant (Parent Company Only)

Finance of America Equity Capital LLC

(Parent company only)

Condensed Statements of Financial Condition

(Dollars in thousands)

	December 31, 2019	December 31, 2018
ASSETS
Fixed assets and leasehold improvements, net	$29	$1
Investment in subsidiaries	755,130	666,880
Other assets	1,950	1,100

TOTAL ASSETS	$757,109	$667,981

LIABILITIES AND MEMBERS’ EQUITY
Notes payable	$42,313	$27,817
Payables and accrued liabilities	44,002	46,548

TOTAL LIABILITIES	86,315	74,365

CRNCI	187,981	166,274

TOTAL MEMBERS’ EQUITY	482,813	427,342

TOTAL LIABILITIES, CRNCI, AND MEMBERS’ EQUITY	$757,109	$667,981

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

Finance of America Equity Capital LLC

(Parent Company Only)

Condensed Statements of Operations and Comprehensive Income

(Dollars in thousands)

	For the years ended December 31,
	2019	2018	2017
REVENUES
Equity in income from subsidiaries	$88,101	$53,006	$59,853
Interest expense	(3,084)	(1,522)	(1,004)

TOTAL REVENUES	85,017	51,484	58,849

EXPENSES
Salaries and benefits	6,134	2,929	3,739
Occupancy and equipment rentals	475	154	166
General and administrative	1,778	1,156	118

TOTAL EXPENSES	8,387	4,239	4,023

NET INCOME BEFORE TAXES	76,630	47,245	54,826

NET INCOME	76,630	47,245	54,826

COMPREHENSIVE INCOME	$76,630	$47,245	$54,826

As disclosed in Note 2, Finance of America Equity Capital LLC is a holding company and wholly owned subsidiary of UFG that was formed in July 2020. As such, Finance of America Equity Capital LLC did not have any cash as of December 31, 2019, 2018, or 2017, accordingly a Statement of Cash Flows has not been presented. Management determined which assets and liabilities were to be used by the operating subsidiaries and these amounts have been appropriately reflected within the Statement of Financial Position of Finance of America Equity Capital LLC. Changes in these balances are reflected as additional contributions and distributions from UFG in the period in which they occur, and had no impact on any cash balances that may have otherwise been maintained at Finance of America Equity Capital LLC.

Basis of Presentation

The parent company financial statements should be read in conjunction with the Company’s Consolidated Financial Statements and the accompanying notes thereto. The parent company follows the same accounting policies as disclosed in Note 2 to the Company’s Consolidated Financial Statements. For purposes of this condensed financial information, the Company’s wholly owned and majority owned subsidiaries are recorded based upon its proportionate share of the subsidiaries net assets (similar to presenting them on the equity method).

Since restricted net assets of Finance of America Equity Capital LLC and its subsidiaries exceed 25% of the consolidated net assets of the Company and its subsidiaries, the accompanying condensed parent company financial statements have been prepared in accordance with Rule 12-04 Schedule 1 of Regulation S-X. this information should be read in conjunction with the accompanying Consolidated Financial Statements.

Dividends from Subsidiaries

There were no cash dividends paid to Finance of America Equity Capital LLC from the Company’s consolidated subsidiaries for the years ended December 31, 2019 and 2018. For the year ended December 31, 2017, the Company’s operating subsidiaries paid cash dividends of $53.5 million to Finance of America Equity Capital LLC.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

40.	Subsequent Events

The Company has evaluated subsequent events from the date of the consolidated financial statements of December 31, 2019 through October 16, 2020, the date these consolidated financial statements were issued. No events or transactions were identified that would have an impact on the financial position or results of operations of the Company as of December 31, 2019 as reported herein. However, management of the Company believes disclosure of the following events is appropriate.

Global Market

On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus (the “COVID-19 outbreak”) and the risks to the international community as the virus spreads globally beyond its point of origin. In March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally. The full impact of the COVID-19 outbreak continues to evolve as of the date of this report.

COVID-19, has adversely impacted global financial markets and contributed to significant volatility in market liquidity and yields required by market investors in the type of financial instruments originated by the Company’s primary operating subsidiaries. The pandemic and related government responses are creating disruption in global supply chains and adversely impacting virtually all industries. Although the Company cannot estimate the length or gravity of the impact of the COVID-19 outbreak will have on the residential mortgage and commercial lending industries at this time, if the pandemic continues, it may have an adverse effect on the Company’s results of future operations, financial position, intangible assets and liquidity in fiscal year 2020. Management is actively monitoring the global situation and its effect on the Company’s financial condition, liquidity, operations, suppliers, industry, and workforce.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. The CARES Act, among other things, includes provisions relating to refundable payroll tax credits, deferment of employer side social security payments, net operating loss carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations, increased limitations on qualified charitable contributions, and technical corrections to tax depreciation methods for qualified improvement property. We continue to examine the impact that the CARES Act may have on our business. The CARES Act had no material impact to the Company’s consolidated financial statements.

Securitizations

In September 2020, the Company purchased the remaining outstanding securitized notes of $15.9 million and residual interest of $5.7 million from TORO related to the TMFT securitization. As part of the optional redemption, the Company paid off notes with an outstanding principal balance of $122.7 million. The notes were paid off at par and the outstanding loans with unpaid principal balance in the amount of $116.0 million will be reflected as assets in the Company’s Consolidated Statements of Financial Condition.

In August 2020, the Company securitized approximately $306.3 million of its outstanding non-Agency Jumbo reverse mortgages, through the issuance of $360.7 million of mortgage backed notes, which accrue interest at an annual rate of 2.0% to 3.0% and have a scheduled final maturity date of August 2025. The principal and interest on the outstanding certificates are paid using the cash flows from the underlying reverse mortgage loans, which serve as collateral for the debt. The securitization is callable by the Company with the first optional redemption date on August 2023.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

In July 2020, the Company executed its optional redemption of outstanding securitized notes related to outstanding nonperforming HECM securitizations. As part of the optional redemption, the Company paid off notes with an outstanding principal balance of $223.9 million. The notes were paid off at par.

In July 2020, the Company securitized approximately $594.2 million of its outstanding nonperforming HECM reverse mortgages, through the issuance of $594.2 million of mortgage backed notes, which accrue interest at annual rates ranging between 1.7% and 7.8% and have a scheduled final maturity date of July 2030. The principal and interest on the outstanding certificates are paid using the cash flows from the underlying reverse mortgage loans, which serve as collateral for the debt. The securitization is callable by the Company with the first optional redemption date on or after the payment date in December 2022.

In February 2020, the Company executed its optional redemption of outstanding securitized notes related to outstanding nonperforming HECM securitizations. As part of the optional redemption, the Company paid off notes with an outstanding principal balance of $218.0 million. The notes were paid off at par.

In February 2020, the Company securitized approximately $373.9 million of its outstanding nonperforming HECM reverse mortgages, through the issuance of $373.9 million of mortgage backed notes, which accrue interest at annual rates ranging between 2.0% and 6.0% and have a scheduled final maturity date of February 2030. The principal and interest on the outstanding certificates are paid using the cash flows from the underlying reverse mortgage loans, which serve as collateral for the debt. The securitization is callable by the Company with the first optional redemption date on or after the payment date in August 2020.

In March 2020, the Company securitized approximately $185.9 million of its outstanding non-Agency Jumbo reverse mortgages, through the issuance of $199.0 million of mortgage backed notes, which accrue interest at an annual rate of 2.0% to 3.7% and have a scheduled final maturity date of March 2025. The principal and interest on the outstanding certificates are paid using the cash flows from the underlying reverse mortgage loans, which serve as collateral for the debt. The securitization is callable by the Company with the first optional redemption date on March 2023.

Financing Lines of Credit

Forward Mortgage Lines

The January 2020 $10M Facility - LOC was amended in January 2020. Under the terms of the new amended agreement, the maturity date was extended to February 2021.

The November 2020 $130M Facility was amended in February 2020. Under the terms of the new amended agreement, the maximum available credit limit was increased to $150.0 million.

The January 2020 $0.5M Facility - MSR was amended in February 2020. Under the terms of the new amended agreement, the maturity date was extended to February 2021.

The February 2020 $300M Facility was amended in March 2020. Under the terms of the new amended agreement, the maturity date was extended to March 2021.

The May 2020 $200M Facility was amended in March 2020. Under the terms of the new amended agreement, the maximum available credit limit was increased to $250.0 million.

The May 2020 $50M Facility was amended in March 2020. Under the terms of the new amended agreement, the maximum available credit limit was increased to $125.0 million and the maturity date was extended to March 2021.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The March 2020 $200M Facility was amended in March 2020. Under the terms of the new amended agreement, the maturity date was extended to March 2021.

The March 2020 $125M Facility was amended in March 2020. Under the terms of the new amended agreement, the maturity date was extended to March 2021.

The August 2020 $250.0 million Facility was amended in August 2020. Under the terms of the new amended agreement, the maturity date was extended to August 2021 and the capacity was reduced to $200.0 million.

The February 2021 $10.0 million Facility was terminated early on July 15, 2020 and paid in full.

Reverse Lines

The April 2022 $32.5M Facility was amended in January 2020. Under the terms of the new amended agreement, the maximum available credit limit was increased to $52.5 million.

The January 2020 $350M Facility was amended in January 2020. Under the terms of the new amended agreement, the maturity date was extended to January 2021.

The $100M Repo Facility was amended in March 2020. Under the terms of the new amended agreement, the maximum available credit limit was increased to $200.0 million.

The March 2020 $50M Facility was amended in March 2020. Under the terms of the new amended agreement, the maturity date was extended to April 2020. In April 2020, this facility was further extended to April 2021.

The March 2020 $600M Facility was amended in March 2020. Under the terms of the new amended agreement, the maximum available credit limit was decreased to $225.0 million and the maturity date was extended to April 2020.

The April 2020 $225M Facility was amended in March 2020. Under the terms of the new amended agreement, the maturity date was extended to April 2021.

The April 2021 $80M Facility was amended in April 2020. Under the terms of the new amended agreement, the maximum available credit limit was increased to $90.0 million and the maturity date was extended to April 2022.

The August 2020 $50.0 million Facility was amended in August 2020. Under the terms of the new amended agreement, the maturity date was extended to August 2021.

The September 2020 $114.6 million Facility was terminated in September 2020 and paid in full.

Commercial Lines

The January 2020 $150M Facility was amended in January 2020. Under the terms of the new amended agreement, the maturity date was extended to January 2021.

In March 2020 a new agreement was executed for $150 million with a maturity date of September 2021.

As a result of market disruptions and fair value accounting adjustments taken in March 2020 resulting from the COVID 19 pandemic, FACo was in violation of its first quarter 2020 profitability covenants with two of its warehouse lenders. The Company received waivers of these covenants violations from both lenders as well as amendments to profitability covenants for the remaining three quarters of 2020.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Consolidated Financial Statements

The August 2020 $200.0 million Facility was amended in August 2020. Under the terms of the new amended agreement, the maturity date was extended to October 2020.

The Company anticipates that it will not be in compliance with the April 2021 $145 million commercial warehouse facility’s profitability covenant for the quarter ended September 30, 2020, and has received a waiver from the lender in connection therewith effective as of September 30, 2020.

Revolving Working Capital Lines

The June 2020 $24M Line was amended in March 2020. Under the terms of the new amended agreement, the maximum available credit limit was increased to $78.8 million.

The June 2020 $11M Line was amended in March 2020. Under the terms of the new amended agreement, the maximum available credit limit was increased to $37.2 million.

Regulatory Settlement

On March 31, 2020, FAR executed a settlement agreement with the U.S. Department of Justice (“DOJ”) and a settlement agreement with HUD. Both agreements involved the use of an Appraisal Order Form that set forth a loan amount alleged to have been in violation of FHA requirements. The form in question was in use during the period 2008 to 2009 and ceased to be used in 2010.

FAR agreed to make a payment of $2.0 million to the DOJ to cover loans containing the controversial form prior to May 2016, and $0.5 million to HUD to cover any claims that have or may arise after May 3, 2016. FAR made no admission of liability or fault, but chose to resolve the matter rather than engage in a protracted time-consuming and costly litigation.

Consolidated Financial Statements

Finance of America Equity Capital LLC and Subsidiaries

Consolidated Statements of Financial Condition

(Dollars in thousands)

	September 30, 2020	December 31, 2019
	(unaudited)
ASSETS
Cash and cash equivalents	$205,444	$118,083
Restricted cash	308,311	264,581
Reverse mortgage loans held for investment, subject to HMBS related obligations, at fair value	9,811,263	9,480,504
Mortgage loans held for investment, subject to nonrecourse debt, at fair value	5,180,911	3,511,212
Mortgage loans held for investment, at fair value	984,475	1,414,073
Mortgage loans held for sale, at fair value	1,893,555	1,251,574
Debt securities, $— and $102,110 at fair value, respectively	13,368	114,701
Mortgage servicing rights, at fair value	100,539	2,600
Derivative assets	114,563	15,553
Fixed assets and leasehold improvements, net	25,784	26,686
Goodwill	121,754	121,137
Intangible assets, net	16,855	18,743
Due from related parties	1,170	2,814
Other assets	244,023	241,840

TOTAL ASSETS	$19,022,015	$16,584,101

LIABILITIES, CONTINGENTLY REDEEMABLE NONCONTROLLING INTEREST (“CRNCI”) AND MEMBERS’ EQUITY
HMBS related obligations, at fair value	$9,662,342	$9,320,209
Nonrecourse debt, at fair value	5,064,323	3,490,196
Other financing lines of credit	2,924,269	2,749,413
Payables and accrued liabilities	356,929	326,176
Notes payable	145	27,313

TOTAL LIABILITIES	18,008,008	15,913,307

Commitments and contingencies (Note 22)
CRNCI	165,022	187,981
MEMBERS’ EQUITY
FOA Equity Capital LLC members’ equity	848,774	482,719
Accumulated other comprehensive loss	(14)	(51)
Noncontrolling interest	225	145

TOTAL MEMBERS’ EQUITY	848,985	482,813

TOTAL LIABILITIES, CRNCI AND MEMBERS’ EQUITY	$19,022,015	$16,584,101

See accompanying notes to unaudited consolidated financial statements

Finance of America Equity Capital LLC and Subsidiaries

Consolidated Statements of Financial Condition

(Dollars in thousands)

The following table presents the assets and liabilities of the Company’s consolidated variable interest entities, which are included on the Consolidated Statements of Financial Condition above, and excludes intercompany balances and other retained beneficial interests that eliminate in consolidation.

	September 30, 2020	December 31, 2019
	(unaudited)
ASSETS
Restricted cash	$298,832	$226,408
Mortgage loans held for investment, subject to nonrecourse debt, at fair value
2019 FASST JR2	495,617	505,009
2018 FASST JR1	466,147	506,786
2019 FASST JR3	457,026	460,344
2020 FASST HB2	406,055	—
2019 FASST JR4	378,681	367,380
2020 FASST JR3	367,777	—
2019 FASST JR1	337,062	348,919
2020 FASST JR2	332,061	—
2020 FASST S2	305,603	—
2020 FASST HB1	272,827	—
2018 FASST JR2	269,800	276,125
2020 FASST JR1	261,217	—
2020 RTL1 ANTLR	196,827	—
2020 FASST S1	190,977	—
2019 RTL1 ANTLR	187,856	221,143
2018 RTL1 ANTLR	129,664	222,099
2019 FAHB 19-1	125,714	195,439
2018 FASST HB1	—	206,586
2019 FASST HB1	—	201,382
Other assets	64,253	75,115

TOTAL ASSETS	$5,543,996	$3,812,735

LIABILITIES
Nonrecourse debt, at fair value
2020 FASST JR3	$486,084	—
2018 FASST JR1	470,112	507,516
2019 FASST JR2	461,751	474,134
2019 FASST JR3	422,886	427,264
2019 FASST JR4	344,451	343,172
2020 FASST HB2	331,325	—
2019 FASST JR1	323,794	332,829
2020 FASST HB1	315,693	—
2020 FASST S2	295,085	—
2020 FASST JR2	290,826	—
2018 FASST JR2	269,570	274,139
2020 FASST JR1	239,200	—
2019 RTL1 ANTLR	207,867	206,176
2020 FASST S1	182,075	—
2020 RTL1 ANTLR	154,841	—
2019 FAHB 19-1	139,892	253,449
2018 RTL1 ANTLR	128,871	210,738
2018 FASST HB1	—	224,053
2019 FASST HB1	—	236,726
Payables and accrued liabilities	423	13

TOTAL LIABILITIES	$5,064,746	$3,490,209

Net fair value of assets subject to nonrecourse debt	$479,250	$322,526

See accompanying notes to unaudited consolidated financial statements

Finance of America Equity Capital LLC and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income

(Dollars in thousands)

(Unaudited)

	For the nine months ended September 30,
	2020	2019
REVENUES
Gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net	$836,901	$342,514
Net fair value gains on mortgage loans and related obligations	221,638	236,892
Fee income	263,488	140,522
Net interest expense:
Interest income	29,615	27,073
Interest expense	(93,165)	(103,072)

Net interest expense	(63,550)	(75,999)

TOTAL REVENUES	1,258,477	643,929

EXPENSES
Salaries, benefits and related expenses	615,034	378,420
Occupancy, equipment rentals and other office related expenses	22,795	24,187
General and administrative expenses	273,584	178,801

TOTAL EXPENSES	911,413	581,408

NET INCOME BEFORE INCOME TAXES	347,064	62,521
Provision for income taxes	1,574	1,206

NET INCOME	345,490	61,315
CRNCI	(22,959)	16,518
Noncontrolling interest	1,076	540

NET INCOME ATTRIBUTABLE TO FOA EQUITY CAPITAL LLC	367,373	44,257
COMPREHENSIVE INCOME ITEM:
Impact of foreign currency translation adjustment	37	8

COMPREHENSIVE INCOME ATTRIBUTABLE TO FOA EQUITY CAPITAL LLC	$367,410	$44,265

See accompanying notes to unaudited consolidated financial statements

Finance of America Equity Capital LLC and Subsidiaries

Consolidated Statements of Changes in Members’ Equity

(Dollars in thousands)

(Unaudited)

	Members’ Equity	Accumulated Other Comprehensive Loss	Noncontrolling Interest	Total
Balance at December 31, 2018	$427,392	$(98)	$48	$427,342
Members’ contributions	795	—	—	795
Distributions to members	(2,799)	—	—	(2,799)
Noncontrolling interest contributions	—	—	25	25
Noncontrolling interest distributions	—	—	(439)	(439)
Share based compensation	2,919	—	—	2,919
Net income attributable to FOA Equity Capital LLC	54,412	—	511	54,923
Foreign currency translation adjustment	—	47	—	47

Balance at December 31, 2019	482,719	(51)	145	482,813
Members’ contributions	234	—	—	234
Distributions to members	(1,552)	—	—	(1,552)
Noncontrolling interest contributions	—	—	16	16
Noncontrolling interest distributions	—	—	(1,012)	(1,012)
Net income attributable to FOA Equity Capital LLC	367,373	—	1,076	368,449
Foreign currency translation adjustment	—	37	—	37

Balance at September 30, 2020	$848,774	$(14)	$225	$848,985

See accompanying notes to unaudited consolidated financial statements

Finance of America Equity Capital LLC and Subsidiaries

Consolidated Statements of Cash Flows

(Dollars in thousands)

(Unaudited)

	For the nine months ended September 30,
	2020	2019
Operating Activities
Net income	$345,490	$61,315
Adjustments to reconcile net income to net cash used in operating activities:
Gain on sale of mortgage loans, net and other income related to the origination of mortgage loans held for sale, net	(836,901)	(342,514)
Unrealized changes on mortgage loans, related obligations and derivatives	(215,841)	(196,184)
Change in fair value of mortgage servicing rights	317	1,365
Depreciation and amortization	13,147	14,150
Change in fair value of deferred purchase price liabilities	847	765
Shared based compensation	—	2,919
Provision for claims	1,787	848
Interest rate swap settlements	(13,998)	(15,294)
Originations/purchases of mortgage loans held for sale	(20,317,785)	(11,071,999)
Proceeds from sale of mortgage loans held for sale	20,526,645	11,420,674
Changes in operating assets and liabilities:
Other assets	118,775	23,452
Payables and accrued expenses	745	10,965

Net cash used in operating activities	(376,772)	(89,538)

Investing Activities
Purchases and originations of mortgage loans held for investment	(2,974,275)	(2,618,024)
Proceeds/payments received on mortgage loans held for investment	1,373,034	894,695
Purchases and originations of mortgage loans held for investment, subject to nonrecourse debt	(31,730)	(393,547)
Proceeds/payments on mortgage loans held for investment, subject to nonrecourse debt	548,901	561,650
Purchases of debt securities	(38,749)	(91,038)
Proceeds/payments on debt securities	138,320	1,419
Acquisition of fixed assets	(5,611)	(3,580)
Purchase of investments	(3,938)	—
Payments on deferred purchase price liability	(1,504)	(434)
Acquisition of subsidiaries, net of cash acquired	351	—

Net cash used in investing activities	(995,201)	(1,648,859)

Finance of America Equity Capital LLC and Subsidiaries

Consolidated Statements of Cash Flows

(Dollars in thousands)

(Unaudited)

	For the nine months ended September 30,
	2020	2019
Financing Activities
Proceeds from securitizations of mortgage loans, subject to HMBS related obligations	1,433,324	1,138,724
Payments on HMBS related obligations	(1,495,917)	(1,450,486)
Proceeds from issuance of nonrecourse debt, net	2,554,115	1,536,842
Payments on nonrecourse debt	(1,132,984)	(454,954)
Proceeds from other financing lines of credit	25,119,693	17,312,039
Payments on other financing lines of credit	(24,942,223)	(16,230,515)
Debt issuance costs	(3,191)	—
Payments on notes payable	(26,771)	(35,000)
Principal payments under capital lease obligation	(680)	(221)
Noncontrolling interest distributions	(1,012)	(98)
Noncontrolling interest contributions	16	25
Member distributions	(1,552)	—
Member contributions	234	(2,149)

Net cash provided by financing activities	1,503,052	1,814,207

Foreign Currency Translation Adjustment	12	11

Net increase in cash and restricted cash	131,091	75,821
Cash and restricted cash, beginning of period	382,664	239,223

Cash and restricted cash, end of period	$513,755	$315,044

Supplementary Cash Flows Information
Cash paid for interest	$103,578	$91,102
Cash paid for taxes, net	1,026	448
Loans transferred to mortgage loans held for investment, at fair value, from mortgage loans held for investment, subject to nonrecourse debt, at fair value	444,238	263,645
Loans transferred to mortgage loans held for sale, at fair value, from mortgage loans held for investment, at fair value	167,590	689,622
Loans transferred to government guaranteed receivables from mortgage loans held for investment, at fair value, and mortgage loans held for investment, subject to nonrecourse debt, at fair value	57,554	38,435
Loans transferred to mortgage loans held for investment, subject to nonrecourse debt, at fair value, from mortgage loans held for investment, at fair value	2,591,455	2,158,752

See accompanying notes to unaudited consolidated financial statements

Notes to Unaudited Consolidated Financial Statements

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

1.    Organization and Description of Business

Finance of America Equity Capital LLC (“FoA” or the “Company”) is a limited liability company that was formed in July 2020. FoA is a wholly-owned subsidiary of UFG Holdings LLC (“UFG”). FoA is a financial services holding company which, through its operating subsidiaries, is a leading originator and servicer of residential mortgage loans and provider of complementary financial services.

FoA owns all of the outstanding equity interests or has a controlling financial interest in its operating subsidiaries: Finance of America Holdings LLC (“FAH”) and Incenter LLC (“Incenter”).

The Company, through its primary operating subsidiary FAH, originates, purchases, sells and securitizes conventional, (conforming to the underwriting standards of Fannie Mae or Freddie Mac; collectively referred to as Agency loans), government-insured (Federal Housing Administration (“FHA”) or Department of Veteran Affairs), and proprietary non-Agency forward and reverse mortgages. In addition, FAH also serves as a specialty finance company which originates a variety of commercial mortgage loans to owners and investors of single and multi-family residential rental properties. The Company, through its other operating subsidiary, Incenter, also provides lender services, titles services, secondary markets advisory, mortgage trade brokerage, appraisal and capital management services to customers in the residential mortgage, student lending, and commercial lending industries. Incenter is a wholly owned subsidiary of the Company, and operates a foreign branch in the Philippines for fulfillment transactional support.

Recent Developments

On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus (the “COVID-19 outbreak”) and the risks to the international community as the virus spreads globally beyond its point of origin. In March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally. The full impact of the COVID-19 outbreak continues to evolve as of the date of this report.

COVID-19, has adversely impacted global financial markets and contributed to significant volatility in market liquidity and yields required by market investors in the type of financial instruments originated by the Company’s primary operating subsidiaries. The pandemic and related government responses are creating disruption in global supply chains and adversely impacting virtually all industries. Although the Company cannot estimate the length or gravity of the impact of the COVID-19 outbreak will have on the residential mortgage and commercial lending industries at this time, if the pandemic continues, it may have an adverse effect on the Company’s results of future operations, financial position, intangible assets and liquidity in fiscal year 2020. Management is actively monitoring the global situation and its effect on the Company’s financial condition, liquidity, operations, suppliers, industry, and workforce.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. The CARES Act, among other things, includes provisions relating to refundable payroll tax credits, deferment of employer side social security payments, net operating loss carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations, increased limitations on qualified charitable contributions, and technical corrections to tax depreciation methods for qualified improvement property. We continue to examine the impact that the CARES Act may have on our business. The CARES Act had no material impact to the Company’s consolidated financial statements.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

2.    Summary of Significant Accounting Policies

Basis of Presentation

FoA is a holding company and wholly owned subsidiary of UFG formed under the laws of the State of Delaware in July 2020. Through our parent, we are owned by Libman Family Holdings, LLC, certain investment funds affiliated with The Blackstone Group Inc. (“Blackstone”) and other co-investors (collectively, the “Initial Investors”). We have no historical operating results as, contemporaneous with the formation of FoA, UFG contributed all of its operating subsidiaries into FoA in a common control reorganization. The reorganization was accounted for as a reorganization under common control and, accordingly, the historical basis of accounting was retained as if the entities had always been combined for financial reporting purposes. We conduct substantially all of our business operations through our 100% owned subsidiaries FAH and Incenter (collectively, the “operating subsidiaries”). We conduct substantially all of our business operations through our 100% owned subsidiaries FAH and Incenter (collectively, the “operating subsidiaries”). In October 2020, UFG and FoA entered into a transaction agreement with a special purpose acquisition company (“SPAC”), pursuant to which, the SPAC will acquire an equity interest in FoA from its Initial Investors.

The consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The significant accounting policies described below, together with the other notes that follow, are an integral part of the consolidated financial statements.

Principles of Consolidation

The unaudited interim consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries and certain variable interest entities (“VIEs”) where the Company is the primary beneficiary. The Company is deemed to be the primary beneficiary of a VIE when it has both (1) the power to direct the activities of the VIE that most significantly impact the entity’s economic performance, and (2) exposure to benefits and/or losses that could potentially be significant to the entity. Assets and liabilities of VIEs and their respective results of operations are consolidated from the date that the Company became the primary beneficiary through the date that the Company ceases to be the primary beneficiary. The CRNCI in this subsidiary are shown as a separate caption between liabilities and equity. Any income or losses attributable to the CRNCI are shown as an addition to or deduction from CRNCI in the Consolidated Statements of Financial Condition. All significant intercompany balances and transactions have been eliminated.

Recently Adopted Accounting Guidance

Standard	Description	Date of Adoption	Effect on Consolidated Financial Statements
ASU 2016-13 , Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments—Credit Losses, ASU 2019-05, Financial Instruments-	Requires use of the current expected credit loss model that is based on expected losses (net of expected recoveries), rather than incurred losses, to determine our allowance for credit losses on financial assets measured at amortized cost, certain net investments in leases and certain off-balance sheet arrangements.	January 1, 2020	Adoption of this standard did not have a material impact on the consolidated financial statements.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

Standard	Description	Date of Adoption	Effect on Consolidated Financial Statements

Credit Losses (Topic 326): Targeted Transition Relief, ASU 2019-10, Financial Instruments—Credit Losses (Topic 326), ASU 2019-11, Codification Improvements to Topic 326, Financial Instruments—Credit Losses, ASU 2020-03, Codification Improvements to Financial Instruments

Issued June 2016

Replaces current accounting for purchased credit impaired (“PCI”) and impaired loans.

Amends the other-than-temporary impairment model for available for sale debt securities. The new guidance requires that credit losses be recorded through an allowance approach, rather than through permanent write-downs for credit losses and subsequent accretion of positive changes through interest income over time.

ASU No. 2017-04, Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment Issued January 2017

Historical guidance for goodwill impairment testing prescribed that the company must compare each reporting unit’s carrying value to its fair value. If the carrying value exceeds fair value, an entity performs the second step, which assigns the reporting unit’s fair value to its assets and liabilities, including unrecognized assets and liabilities, in the same manner as required in purchase accounting and then records an impairment. This ASU eliminates the second step.

Under the new guidance, an impairment of a reporting unit’s goodwill is determined based on the amount by which the reporting unit’s carrying value exceeds its fair value, limited to the amount of goodwill allocated to the reporting unit.

		January 1, 2020	Adoption of this standard did not have a material impact on the consolidated financial statements. See Note 5—Fair Value for additional information.

ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement Issued August 2018	The amendments in this Update modify the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements, based on the concepts in the Concepts Statement, including the consideration of costs and benefits. Certain disclosure requirements were either removed, modified, or added.	January 1, 2020	The Company adopted this guidance using the prospective method of adoption. Adoption of this standard did not have a material impact on the consolidated financial statements.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

Standard	Description	Date of Adoption	Effect on Consolidated Financial Statements

This guidance removes the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 fair value measurement methodologies, the policy for timing of transfers between levels and the valuation processes for Level 3 fair value measurements. It also adds a requirement to disclose changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period and the range and weighted average of significant unobservable inputs used to develop Level 3 measurements. For certain unobservable inputs, entities may disclose other quantitative information in lieu of the weighted average if the other quantitative information would be a more reasonable and rational method to reflect the distribution of unobservable inputs used to develop Level 3 fair value measurements.

ASU 2018-15, Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract

Issued August 2018

	The amendments in this Update align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license).	January 1, 2020	The Company adopted this guidance using the prospective method of adoption. Adoption of this standard did not have a material impact on the consolidated financial statements.

ASU 2018-15, Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40): Customer’s	The amendments in this Update align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the	January 1, 2020	The Company adopted this guidance using the prospective method of adoption.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

Standard	Description	Date of Adoption	Effect on Consolidated Financial Statements
Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract Issued August 2018	requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license).		Adoption of this standard did not have a material impact on the consolidated financial statements.

Recently Issued Accounting Guidance, Not Yet Adopted as of September 30, 2020

Standard	Description	Date of Planned Adoption	Impact on Consolidated Financial Statements
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting Issued March 2020	The amendments in this Update provide temporary optional expedients and exceptions for applying GAAP to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or other interbank offered rates expected to be discontinued.	January 1, 2021

This ASU is effective from March 12, 2020 through December 31, 2022 with early adoption as of January 1, 2020 permitted.

The Company is in the process of reviewing the potential impact that the adoption of this ASU will have on the combined financial statements and related disclosures.

3.    Variable Interest Entities and Securitizations

The Company determined that the SPEs created in connection with its securitizations are VIEs. A VIE is an entity that has either a total equity investment that is insufficient to permit the entity to finance its activities without additional subordinated financial support or whose equity investors lack the characteristics of a controlling financial interest. A VIE is consolidated by its primary beneficiary, which is the entity that, through its variable interests has both the power to direct the activities that significantly impact the VIE’s economic performance and the obligations to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

Finance of America Commercial

Finance of America Commercial LLC (“FACo”) securitizes certain of its interests in fix & flip mortgages. The transactions provide debt security holders the ability to invest in a pool of performing loans secured by investment real estate. The transactions provide the Company with access to liquidity for the loans and ongoing management fees. The principal and interest on the outstanding debt securities are paid using the cash flows from the underlying loans, which serve as collateral for the debt. The Company has determined that the securitization structure meets the definition of a VIE, with the Company being the primary beneficiary. In addition, in its capacity as servicer of the securitized loans, the Company retains the power to direct the VIE’s activities that most significantly impact the VIEs economic performance.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

Certain obligations may arise from the agreements associated with transfers of loans. Under these agreements, the Company may be obligated to repurchase the loans, or otherwise indemnify or reimburse the investor for losses incurred due to material breach of contractual representations and warranties.

For the nine months ended September 30, 2020 and 2019, there were no charge-offs, associated with these transferred mortgage loans related to the standard securitization representations and warranties obligations.

Finance of America Reverse

Finance of America Reverse LLC (“FAR”) securitizes certain of its interests in non-performing reverse mortgages and non-agency reverse mortgage loans. The transactions provide investors with the ability to invest in a pool of reverse mortgage loans secured by one-to-four-family residential properties. The transactions provide FAR with access to liquidity for these assets, ongoing servicing fees, and potential residual returns. The principal and interest on the outstanding certificates are paid using the cash flows from the underlying reverse mortgage loans, which serve as collateral for the debt. The securitizations are callable at or following the optional redemption date as defined in the respective indenture agreements. FAR has determined that these securitization structures meet the definition of VIEs, with FAR being the primary beneficiary. In addition, in its capacity as servicer of the securitized reverse mortgage loans, FAR retains the power to direct the VIEs’ activities that most significantly impact the VIEs’ economic performance.

In February 2020, the Company executed its optional redemption of outstanding securitized notes related to outstanding nonperforming HECM securitizations. As part of the optional redemption, the Company paid off notes with an outstanding principal balance of $218.0 million. The notes were paid off at par.

In July 2020, the Company executed its optional redemption of outstanding securitized notes related to outstanding nonperforming Home Equity Conversion Mortgage (“HECM”) securitizations. As part of the optional redemption, the Company paid off notes with an outstanding principal balance of $223.9 million. The notes were paid off at par.

In September 2020, the Company purchased the remaining outstanding securitized notes of $15.9 million and residual interest of $5.7 million from Blackstone Toro Operating Partnership (“TORO”) related to the Toro Mortgage Funding Transaction (“TMFT”) securitization. As part of the optional redemption, the Company paid off notes with an outstanding principal balance of $122.7 million. The notes were paid off at par and the outstanding loans with unpaid principal balance in the amount of $116.0 million will be reflected as assets in the Company’s Consolidated Statements of Financial Condition.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

The following table presents the assets and liabilities of the Company’s consolidated variable interest entities, which are included on the Consolidated Statements of Financial Condition above, and excludes intercompany balances and other retained beneficial interests that eliminate in consolidation (in thousands):

	September 30, 2020	December 31, 2019
ASSETS
Restricted cash	$298,832	$226,408
Mortgage loans held for investment, subject to nonrecourse debt, at fair value
2019 FASST JR2	495,617	505,009
2018 FASST JR1	466,147	506,786
2019 FASST JR3	457,026	460,344
2020 FASST HB2	406,055	—
2019 FASST JR4	378,681	367,380
2020 FASST JR3	367,777	—
2019 FASST JR1	337,062	348,919
2020 FASST JR2	332,061	—
2020 FASST S2	305,603	—
2020 FASST HB1	272,827	—
2018 FASST JR2	269,800	276,125
2020 FASST JR1	261,217	—
2020 RTL1 ANTLR	196,827	—
2020 FASST S1	190,977	—
2019 RTL1 ANTLR	187,856	221,143
2018 RTL1 ANTLR	129,664	222,099
2019 FAHB 19-1	125,714	195,439
2019 FASST HB1	—	201,382
2018 FASST HB1	—	206,586
Other assets	64,253	75,115

TOTAL ASSETS	$5,543,996	$3,812,735

LIABILITIES
Nonrecourse debt, at fair value
2020 FASST JR3	$486,084	$—
2018 FASST JR1	470,112	507,516
2019 FASST JR2	461,751	474,134
2019 FASST JR3	422,886	427,264
2019 FASST JR4	344,451	343,172
2020 FASST HB2	331,325	—
2019 FASST JR1	323,794	332,829
2020 FASST HB1	315,693	—
2020 FASST S2	295,085	—
2020 FASST JR2	290,826	—
2018 FASST JR2	269,570	274,139
2020 FASST JR1	239,200	—
2019 RTL1 ANTLR	207,867	206,176
2020 FASST S1	182,075	—
2020 RTL1 ANTLR	154,841	—
2019 FAHB 19-1	139,892	253,449
2018 RTL1 ANTLR	128,871	210,738
2019 FASST HB1	—	236,726
2018 FASST HB1	—	224,053
Payables and accrued liabilities	423	13

TOTAL LIABILITIES	$5,064,746	$3,490,209

Net fair value of assets subject to nonrecourse debt	$479,250	$322,526

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

The following table presents the carrying amounts of the Company’s assets and liabilities that relate to its variable interest in the VIEs that are not consolidated (in thousands):

Period	Classification	Carrying Amount	Maximum Exposure to Loss (1)
September 30, 2020	Debt securities	$—	$—
December 31, 2019	Debt securities	$103,446	$103,446

(1)	The Company’s maximum exposure to losses for VIEs equals the carrying value of assets recognized on the Consolidated Statements of Financial Condition.

4.    Fair Value

ASC 820, Fair Value Measurement (“ASC 820”), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is based on the assumptions market participants would use when pricing an asset or liability and follows a fair value hierarchy that prioritizes the information used to develop those assumptions. The fair value hierarchy gives the highest priority to quoted prices available in active markets (i.e., observable inputs) and the lowest priority to data lacking transparency (i.e., unobservable inputs). An instrument’s categorization within the fair value hierarchy is based on the lowest level of significant input to its valuation.

All aspects of nonperformance risk, including the Company’s own credit standing, are considered when measuring the fair value of a liability.

Following is a description of the three levels:

Level 1 Inputs: Quoted prices for identical instruments in active markets.

Level 2 Inputs: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 Inputs: Instruments with unobservable inputs that are significant to the fair value measurement.

The Company classifies assets in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company recognizes transfers between levels of the fair value hierarchy as of the end of the reporting period. There were no transfers within the hierarchy for the nine ended September 30, 2020 and 2019.

Following are descriptions of the valuation methodologies used to measure material assets and liabilities at fair value and the details of the valuation models, key inputs to those models and significant assumptions utilized.

Reverse Mortgage Loans Held for Investment, Subject to HMBS Related Obligations, at Fair Value

HECM loans securitized into GNMA HMBS are not actively traded in open markets with readily observable market prices.

The Company values HECM loans securitized into GNMA HMBS utilizing a present value methodology that discounts estimated projected cash flows over the life of the loan portfolio using prepayment, borrower mortality,

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

borrower draw and discounts rate assumptions management believes a market participant would use in estimating fair value. The significant unobservable inputs used in the measurement include:

Conditional Repayment Rate—the Company projects borrower prepayment rates which considers borrower age and gender and is based on historical termination rates. The outputs of borrower prepayment rates are utilized to anticipate future terminations.

Loss Frequency/Severity—termination proceeds are adjusted for expected loss frequencies and severities to arrive at net proceeds that will be provided upon final resolution. Historical experience is utilized to estimate the loss rates resulting from scenarios where FHA insurance proceeds are not expected to cover all principal and interest outstanding and, as servicer, the Company is exposed to losses upon resolution of the loan. Loss frequency and severities are based upon the historical experience with specific loan resolution waterfalls.

Due and Payable Triggers—the input for terminations not attributable to an FHA assignment is based on historical foreclosure and liquidation experience.

Discount Rate—derived based upon reference to yields required by market participants for recent transactions in the HECM loan bulk market adjusted based upon weighted average life of the loan portfolio. This rate reflects what the Company believes to be a market participant’s required yield on HECM loans of similar weighted average lives. The yield spread is applied over interpolated benchmark curve or as a spread over collateral forward curve.

Borrower Draw Rates—the draw curve is estimated based upon the historical experience with the specific product type contemplating the borrower’s age and loan age.

Changes to any of these assumptions could result in significantly different valuation results. The Company classifies reverse mortgage loans held for investment as Level 3 assets within the GAAP hierarchy, as they are dependent on unobservable inputs.

The following table presents the significant unobservable inputs used in the fair value measurement of reverse mortgage loans held for investment, subject to HMBS related obligations, for the periods indicated:

	September 30, 2020		December 31, 2019
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Conditional repayment rate	NM	19.1%	NM	21.5%
Loss severity	4.2% - 14.0%	4.8%	4.2% - 14.0%	4.8%
Loss frequency	NM	4.6%	NM	4.6%
Discount rate	NM	1.5%	NM	2.5%
Average draw rate	NM	1.1%	NM	1.1%

“NM”—these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Mortgage Loans Held for Investment, Subject to Nonrecourse Debt, at Fair Value

Reverse Mortgage Loans

Reverse mortgage loans held for investment, subject to nonrecourse debt, include HECM loans previously purchased out of GNMA HMBS pools and non FHA-insured jumbo reverse mortgages, which have been

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

subsequently securitized and serve as collateral for the issued debt. These loans are not traded in active and open markets with readily observable market prices. The Company classifies reverse mortgage loans held for investment, subject to nonrecourse debt as Level 3 assets within the GAAP hierarchy.

HECM Buyouts—Securitized (Nonperforming)

The Company values securitized HECM buyouts utilizing a present value methodology that discounts estimated projected cash flows over the life of the portfolio using conditional prepayment and default rates, loss frequency and severity, borrower mortality, and discount rate assumptions management believes a market participant would use in estimating fair value.

The following table presents the significant unobservable inputs used in the fair value measurement of these assets and liabilities as of September 30, 2020 and December 31, 2019:

	September 30, 2020		December 31, 2019
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Conditional repayment rate	43.0% - 53.1%	43.7%	52.5% - 58.5%	55.5%
Loss frequency	52.5% - 61.1%	55.3%	55.0% - 55.4%	55.3%
Loss severity	4.2% - 14.0%	7.2%	5.9% - 6.9%	6.4%
Discount rate	NM	4.2%	NM	5.0%

“NM”—these “Not Material” inputs do not have an applicable range, as they are a single derived input.

HECM Buyouts—Securitized (Performing)

The Company values securitized HECM buyouts utilizing a present value methodology that discounts estimated projected cash flows over the life of the portfolio using conditional prepayment and default rates, loss frequency and severity, borrower mortality, and discount rate assumptions management believes a market participant would use in estimating fair value.

The following table presents the significant unobservable inputs used in the fair value measurement of these assets and liabilities as of September 30, 2020 and December 31, 2019:

	September 30, 2020		December 31, 2019
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Weighted-average remaining life in years	NM	9.5	NM	9.2
Conditional repayment rate	NM	13.5%	NM	13.7%
Loss severity	4.2% - 14.0%	8.6%	4.2% - 14.0%	5.9%
Discount rate	NM	3.6%	NM	4.1%

“NM”—these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Non-Agency Reverse Mortgage—Securitized

The Company values securitized non-agency reverse mortgage loans utilizing a present value methodology that discounts estimated projected cash flows over the life of the loan portfolio using prepayment, home price

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

appreciation, pool-level losses, cost to service, and discount rate assumptions. The following table presents the significant unobservable inputs used in the fair value measurements of non-agency reverse mortgage loans as of September 30, 2020 and December 31, 2019:

	September 30, 2020		December 31, 2019
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Weighted-average remaining life in years	5.6 - 8.3	7.2	9.6 - 10.7	10.1
Loan to value	38.5% - 50.9%	47.8%	45.3% - 48.4%	46.7%
Conditional repayment rate	15.0% - 20.5%	16.9%	11.7% - 12.5%	12.1%
Loss severity	NM	10.0%	NM	10.0%
Home price appreciation	NM	5.4%	NM	5.4%
Discount rate	NM	4.3%	NM	4.5%

“NM”—these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Commercial Mortgage Loans

Fix & Flip

The Fix & Flip loans are short-term loans for individual real estate investors, with terms ranging from 9-18 months. This product is valued using a discounted cash flow model. The Company classifies these mortgage loans as Level 3 assets within the GAAP hierarchy.

The Company utilized the following assumptions in estimating the fair value of fix & flip mortgage loans as of September 30, 2020 and December 31, 2019:

	September 30, 2020		December 31, 2019
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Prepayment rate (SMM)	NM	16.0%	NM	14.5%
Discount rate	NM	7.0%	NM	5.3%
Default rate (MDR)(1)	N/A	N/A (1)	0% - 0.5%	0.5%
Loss Frequency	0% - 83.5%	0.8%	0.1% - 1.8%	0.2%

“NM”—these “Not Material” inputs do not have an applicable range, as they are a single derived input.

(1)	As of 9/30/2020, due to a shift to Loss Frequency as a significant input in the model, the default rate for Fix & Flip is no longer considered a significant input.

Mortgage Loans Held for Investment, at Fair Value

Reverse Mortgage Loans

Reverse mortgage loans held for investment, at fair value, consists of originated or purchased HECM and non-agency reverse mortgage loans not yet securitized, unsecuritized tails, and certain HECMs purchased out of GNMA HMBS that the Company intends to securitize for purposes of serving as collateral for future securitization transfers.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

Originated or purchased HECM loans held for sale are valued predominantly by utilizing forward HMBS prices for similar pool characteristics and based on observable market data. These amounts are further adjusted to include future cash flows that would be earned for servicing the HECM loan over the life of the asset.

Unsecuritized tails consists of performing and nonperforming repurchased loans. The fair value of performing unsecuritized tails are valued at current pricing levels for similar GNMA HMBS. The fair value of nonperforming unsecuritized tails is based on expected claim proceeds from HUD upon assignment of the loans.

The fair value of repurchased loans is based on expected cash proceeds of the liquidation of the underlying properties and expected claim proceeds from HUD. The primary assumptions utilized in valuing nonperforming repurchased loans include loss frequency and loss severity. Termination proceeds are adjusted for expected loss frequencies and severities to arrive at net proceeds that will be provided upon final resolution, including assignments to FHA. Historical experience is utilized to estimate the loss rates resulting from scenarios where FHA insurance proceeds are not expected to cover all principal and interest outstanding and as servicer, the Company is exposed to losses upon resolution of the loan.

The Company classifies reverse mortgage loans held for investment, at fair value as Level 3 assets within the GAAP hierarchy.

Non-Agency Reverse Mortgage Loans

The fair value of non-agency reverse mortgage loans is based on values for investments with similar investment grade ratings and the value the Company would expect to receive if the whole loans were sold to an investor.

The Company values non-agency reverse mortgage loans utilizing a present value methodology that discounts estimated projected cash flows over the life of the loan portfolio using prepayment, home price appreciation, pool-level losses, cost to service, and discount rates.

The following table presents the significant unobservable inputs used in the fair value measurement of non-agency reverse mortgage loans classified as reverse mortgage loans held for investment as of September 30, 2020 and December 31, 2019:

	September 30, 2020		December 31, 2019
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Weighted-average remaining life in years	7.5 - 7.8	7.7	9.7 - 11.2	10.9
Loan to value	35.5% - 50.9%	45.0%	35.1% - 46.1%	40.5%
Conditional repayment rate	15.6% - 17.5%	16.8%	11.5% - 12.4%	11.7%
Loss severity	NM	10.0%	NM	10.0%
Home price appreciation	NM	5.4%	NM	5.4%
Discount rate	NM	4.3%	NM	4.4%

“NM”—these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Commercial Mortgage Loans

Fix & Flip

The Fix & Flip loans are short-term loans for individual real estate investors, with terms ranging from 9-18 months. This product is valued using a discounted cash flow model. The Company classifies these mortgage loans as Level 3 assets within the GAAP hierarchy.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

The Company utilized the following assumptions in estimating the fair value of fix & flip mortgage loans as of September 30, 2020 and December 31, 2019:

	September 30, 2020		December 31, 2019
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Prepayment rate (SMM)	NM	12.2%	NM	11.4%
Discount rate	NM	7.5%	NM	5.5%
Default rate (MDR)(1)	NA	N/A (1)	0% - 0.4%	0.4%
Loss Frequency	0% - 33.8%	0.6%	0.1% - 0.4%	0.1%

“NM”—these “Not Material” inputs do not have an applicable range, as they are a single derived input.

(1)	As of 9/30/2020, due to a shift to Loss Frequency as a significant input in the model, the default rate for Fix & Flip is no longer considered a significant input.

Agricultural Loans

The agricultural loans are government-insured loans made to farmers to fund their inputs and operating expenses for the upcoming growing season with terms ranging from 7—17 months. The product is valued using a discounted cash flow model. The Company classifies these mortgage loans as Level 3 assets within the GAAP hierarchy.

The Company utilized the following assumptions in estimating the fair value of loans as of September 30, 2020 and December 31, 2019:

	September 30, 2020		December 31, 2019
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Discount rate	NM	5.8%	NM	8.0%
Prepayment rate (CPR)	0% - 1.0%	0.5%	0% - 1.0%	0.3%
Default rate (CDR)	0% - 1.0%	0.5%	0% - 2.0%	1.4%

“NM”—these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Mortgage Loans Held for Sale, at Fair Value

Reverse Mortgage Loans

Reverse mortgage loans held for sale, at fair value, consists of unpoolable loans that the Company intends to sell to third party investors. Reverse mortgage loans held for sale consists primarily of performing repurchased loans. The fair value of performing unpoolable loans is based on expected claim proceeds from HUD upon assignment of the loans. In certain instances the loan balance may exceed the maximum claim amount. In these instances, the fair value is based on expected proceeds from sale of the underlying property and any additional HUD claim proceeds. The Company classifies reverse mortgage loans held for sale as Level 3 assets within the GAAP hierarchy.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

Residential and Commercial Mortgage Loans

Mortgage loans held for sale include residential and commercial mortgage loans originated by the Company and held until sold to secondary market investors. The Company primarily originates conventional agency (Fannie Mae (“FNMA”) and Freddie Mac (“FHLMC”), collectively the government-sponsored enterprises or GSEs) and government (Federal Housing Administration and Department of Veteran Affairs) residential mortgage loans (collectively “residential mortgage loans held for sale”) and recourse and nonrecourse commercial mortgage loans to owners and investors of single and multi-family residential rental properties (“commercial loans held for sale”).

Residential Mortgage Loans

The Company originates or purchases mortgage loans in the U.S. that it intends to sell to FNMA, FHLMC, and GNMA (collectively “the Agencies”). Additionally, the Company originates or purchases mortgage loans in the U.S. that it intends to sell into the secondary markets via whole loan sales. Mortgage loans held for sale are typically pooled and sold into certain exit markets, depending upon underlying attributes of the loan, such as agency eligibility, product type, interest rate, and credit quality. In addition, the Company may originate loans that do not meet specific underwriting criteria and are not eligible to be sold to the Agencies. Two valuation methodologies are used to determine the fair value of mortgage loans held for sale. The methodology used depends on the exit market as described below:

Loans valued using observable market prices for identical or similar assets—This includes all mortgage loans that can be sold to the Agencies, which are valued predominantly by published forward agency prices. This will also include all non-agency loans where recently negotiated market prices for the loan pool exist with a counterparty (which approximates fair value), or quoted market prices for similar loans are available. As these valuations are derived from quoted market prices, the Company classified these valuations as Level 2 in the fair value disclosures. During periods of illiquidity of the mortgage marketplace, it may be necessary to look for alternative sources of value, including the whole loan purchase market for similar loans, and place more reliance on the valuations using internal models.

Loans valued using internal models – To the extent observable market prices are not available, the Company will determine the fair value of mortgage loans held for sale using a collateral based valuation model, which approximates expected cash proceeds on liquidation. For loans where bid prices or commitment prices are unavailable, these valuation models estimate the exit price the Company expects to receive in the loan’s principal market and are based on a combination of recent appraisal values, adjusted for certain loss factors. The Company classifies these valuations as Level 3 in the fair value disclosures.

Commercial Mortgage Loans

The Company primarily originates two separate commercial loan products that it classifies as held for sale: Single Rental Loan (“SRL”) and Portfolio Lending.

SRL

The SRL product is designed for small/individual real estate investors looking to purchase and then rent-out a single property. These are 30-year loans with fixed interest rates typically between 5.0%—8.0%. This product is valued using a discounted cash flow model. The Company classifies these mortgage loans as Level 3 assets within the GAAP hierarchy.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

The Company utilized the following assumptions in estimating the fair value of SRL mortgage loans held for sale as of September 30, 2020 and December 31, 2019:

	September 30, 2020		December 31, 2019
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Prepayment rate (CPR)	1.0% - 29.4%	14.2%	1.0% - 29.4%	21.5%
Discount rate	NM	5.6%	NM	4.7%
Default rate (CDR)	1.1% - 59.0%	3.9%	1.0% - 51.0%	1.6%

“NM”—these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Portfolio Lending

The Portfolio product is designed for larger investors with multiple properties. Specifically, these loans are useful for consolidating multiple rental property mortgages into a single loan. These loans have fixed coupons that typically range from 5.0%—6.2%, with 5 and 10-year balloon structures. This product is valued using a discounted cash flow model. The Company classifies these mortgage loans as Level 3 assets within the GAAP hierarchy.

The Company utilized the following assumptions in estimating the fair value of Portfolio mortgage loans held for sale as of September 30, 2020 and December 31, 2019:

	September 30, 2020		December 31, 2019
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Prepayment rate (CPR)	0% - 1.0%	0.0%	NM	0.0%
Discount rate	NM	4.7%	NM	5.0%
Default rate (CDR)	1.0% - 43.4%	2.0%	NM	1.0%

“NM”—these “Not Material” inputs do not have an applicable range, as they are a single derived input.

The prepayment rate for these loans remains at or near 0%, primarily due to these loans including prepayment penalties.

Due to limited sales activity and periodically unobservable prices in certain of the Company’s markets, certain mortgage loans held for sale portfolios may transfer from Level 2 to Level 3 in future periods.

Debt Securities, at Fair Value

Mortgage Backed Securities

Mortgage backed securities consists of securities backed by collateral pools of proprietary jumbo reverse mortgages that are not insured by the FHA. These mortgage loans typically consist of higher value homes. The Company values mortgage backed securities utilizing a present value methodology that discounts estimated projected cash flows over the life of the investment using conditional prepayment rates, home price appreciation,

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

expected loss severities and discount rates. The Company classifies mortgage backed securities as Level 3 assets within the GAAP hierarchy. As of September 30, 2020, we had $0 million in mortgage backed securities.

The following table presents the significant unobservable inputs used in the fair value measurement of these assets as of December 31, 2019:

	December 31, 2019
	Range of Input	Weighted Average of Input
Weighted-average remaining life in years	NM	1.8
Conditional repayment rate	NM	45.0%
Loss severity	NM	10.0%
Discount rate	NM	3.0%

Mortgage Servicing Rights

As of September 30, 2020, the Company valued mortgage servicing rights internally. The Company used a third party to provide valuations of the mortgage servicing rights as of December 31, 2019. The significant assumptions utilized to determine fair value are projected prepayments using the Public Securities Association Standard Prepayment Model, discount rates, and projected servicing costs that vary based on the loan type and delinquency. The Company classifies these valuations as Level 3 since they are dependent on unobservable inputs.

Fair value is derived through a discounted cash flow analysis and calculated using a computer pricing model. This computer valuation is based on the objective characteristics of the portfolio (loan amount, note rate, etc.) and commonly used industry assumptions (PSAs, etc.). The assumptions taken into account by the pricing model are those which many active purchasers of servicing employ in their evaluations of portfolios for sale in the secondary market. The unique characteristics of the secondary servicing market often dictate adjustments to parameters over short periods of time.

Subjective factors are also considered in the derivation of fair values, including levels of supply and demand for servicing, interest rate trends, and perception of risk not incorporated into prepayment assumptions.

Fair value is defined as the estimated price at which the servicing would change hands in the marketplace between a willing buyer and seller. The valuation assumes that neither party would be under any compulsion to buy or sell and that each has reasonably complete and accurate knowledge of all relevant aspects of the offered servicing. The fair values represented in this analysis have been derived under the assumptions that sufficient time would be available to market the portfolio.

The following tables summarize certain information regarding the servicing portfolio of retained MSRs:

	September 30, 2020	December 31, 2019
Capitalization servicing rate	0.7%	0.9%
Capitalization servicing multiple	2.8	2.6
Weighted-average servicing fee (in basis points)	26	35

The significant assumptions used in estimating the fair value of MSRs were as follows (in annual rates):

	September 30, 2020		December 31, 2019
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Weighted-average prepayment speed (CPR)	14.2% - 29.8%	15.3%	11.3% - 18.4%	13.8%
Discount rate	NM	11.6%	NM	10.3%
Weighted-average delinquency rate	1.2% - 6.0%	1.8%	1.9% - 37.5%	6.3%

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

“NM”—these “Not Material” inputs do not have an applicable range, as they are a single derived input.

The following table summarizes the estimated change in the fair value of MSRs from adverse changes in the significant assumptions (in thousands):

	September 30, 2020
	Weighted Average Prepayment Speed	Discount Rate	Weighted Average Delinquency Rate
Impact on fair value of 10% adverse change	$(5,004)	$(3,581)	$(107)
Impact on fair value of 20% adverse change	(9,550)	(6,890)	(207)

These sensitivities are hypothetical and should be evaluated with care. The effect on fair value of a 10% variation in assumptions generally cannot be determined because the relationship of the change in assumptions to the fair value may not be linear. Additionally, the impact of a variation in a particular assumption on the fair value is calculated while holding other assumptions constant. In reality, changes in one factor may lead to changes in other factors, which could impact the above hypothetical effects.

Derivative Assets and Liabilities

Some of the derivatives held by the Company are exchange-traded or traded within highly active dealer markets. In order to determine the fair value of these instruments, the Company utilizes the exchange price or dealer market price for the particular derivative contract; therefore, these contracts are classified as Level 1. In addition, the Company enters into IRLCs with prospective borrowers. These commitments are carried at fair value based on the fair value of underlying mortgage loans which are based on observable market data. The Company adjusts the outstanding IRLCs with prospective borrowers based on an expectation that it will be exercised and the loan will be funded. These commitments are classified as Level 3 in the fair value disclosures, as the valuations are based on unobservable inputs.

In addition, the Company executes derivative contracts, including forward commitments and interest rate swaps, as part of its overall risk management strategy related to its reverse mortgage and commercial loan portfolios. The value of the forward commitments is estimated using current market prices for HMBS and are considered Level 3 in the fair value hierarchy. The value of interest rate swaps is based on the exchange price or dealer market prices. The Company classifies interest rate swaps as Level 2 in the fair value hierarchy. The value of the forward MBS is based on forward prices with dealers in such securities or internally-developed third party models utilizing observable market inputs. The Company classifies forward MBS as Level 2 in the fair value hierarchy.

Investments, at Fair Value

The Company invests in the equity of other companies in the form of common stock, preferred stock, or other in-substance equity interests. For those investments that are accounted for under the fair value option of ASC 825, and to the extent market prices are not observable, the Company engages third-party valuation experts to assist in determining the fair value of these investments. The values are determined utilizing a market approach which estimates fair value based on what other participants in the market have paid for reasonably similar assets that have been sold within a reasonable period from the valuation date. The Company classifies these valuations as Level 3 in the fair value disclosures.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

HMBS Related Obligations, at Fair Value

The HMBS related obligation valuation considers the obligation to pass FHA insured cash flows through to the beneficial interest holders (repayment of secured borrowing) of the HMBS securities and the servicer and issuer obligations of the Company.

The valuation of the obligation to repay the secured borrowing is estimated using Level 3 unobservable market inputs. The estimated fair value is based on the net present value of projected cash flows over the estimated life of the liability. The estimated fair value of the HMBS related obligations also includes the consideration required by a market participant to transfer the HECM and HMBS servicing obligations including exposure resulting from shortfalls in FHA insurance proceeds.

The Company’s valuation considers assumptions that it believes a market participant would consider in valuing the liability, including, but not limited to, assumptions for repayment, costs to transfer servicing obligations, shortfalls in FHA insurance proceeds, and discount rates. The significant unobservable inputs used in the measurement include:

Weighted Average Remaining Life—the projected remaining life is based on the expected conditional prepayment rate, which is utilized to determine future terminations.

Borrower Prepayment Rates—the conditional prepayment rate curve considers borrower age and gender is based on historical termination rates.

Discount Rate—derived based on an assessment of current market yields and spreads that a market participant would consider for entering into an obligation to pass FHA insured cash flows through to holders of the HMBS beneficial interests. Yield spread applied over interpolated benchmark curve or as a spread over collateral forward curve.

The following table presents the significant unobservable inputs used in the fair value measurement of HMBS related obligations:

	September 30, 2020		December 31, 2019
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Conditional repayment rate	NM	19.0%	NM	21.4%
Discount rate	NM	1.4%	NM	2.5%

“NM”—these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Nonrecourse Debt

Reverse Mortgage Loans

Outstanding notes issued that are securitized by nonrecourse debt are paid using the cash flows from the underlying reverse mortgage loans, which serve as collateral for the debt. Nonrecourse debt is estimated using Level 3 unobservable market inputs. The estimated fair value is based on the net present value of projected cash flows over the estimated life of the liability.

Weighted Average Remaining Life—the projected remaining life is based on the expected conditional prepayment rate, which is utilized to determine future terminations.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

Borrower Prepayment Rates—the conditional prepayment rate curve considers borrower age and gender is based on historical termination rates.

Discount Rate—derived based on an assessment of current market yields and spreads that a market participant would consider for entering into an obligation to pass FHA insured cash flows through to holders of the HMBS beneficial interests. Yield spread applied over interpolated benchmark curve or as a spread over collateral forward curve.

The Company’s valuation considers assumptions that it believes a market participant would consider in valuing the liability, including, but not limited to, assumptions for prepayment and discount rates. The following table presents the significant unobservable inputs used in the fair value measurements of nonrecourse debt as of September 30, 2020 and December 31, 2019:

	September 30, 2020		December 31, 2019
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Nonperforming HECM securitizations
Weighted-average remaining life	0.4 - 1.5	1.1	0.1 - 0.4	0.2
Conditional repayment rate	33.9% - 34.6%	34.3%	48% - 100%	73.1%
Discount rate	NM	3.3%	NM	3.8%
Performing HECM securitizations
Weighted-average remaining life	NM	0.2	NM	2.8
Conditional repayment rate	NM	39.5%	NM	11.3%
Discount rate	NM	3.0%	NM	3.3%
Securitized HomeSafe
Weighted-average remaining life	0.6 - 3.2	2.5	3.5 - 4.3	3.9
Conditional repayment rate	13.5% - 24.4%	17.6%	7.4% - 8.5%	7.9%
Discount rate	NM	3.3%	NM	4.1%

“NM”—these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Commercial Mortgage Loans

Outstanding nonrecourse notes issued that are securitized by loans held for investment, subject to nonrecourse debt, are paid using the cash flows from the underlying mortgage loans. The fair value of nonrecourse debt is estimated using Level 3 unobservable market inputs. The estimated fair value is based on the net present value of projected cash flows over the estimated life of the liability.

The Company’s valuation considers assumptions that it believes a market participant would consider in valuing the liability, including, but not limited to, assumptions for prepayment and discount rates. The Company estimates prepayment speeds giving consideration that the Company may in the future transfer additional loans to the trust, subject to the availability of funds provided for within the trust. The following table presents the

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

significant unobservable inputs used in the fair value measurements of nonrecourse debt as of September 30, 2020 and December 31, 2019:

	September 30, 2020		December 31, 2019
	Range of Input	Weighted Average of Input	Range of Input	Weighted Average of Input
Nonrecourse Debt
Weighted-average remaining life (in months)	4.9 - 2.3	3.7	4.4 - 4.8	4.6
Conditional repayment rate	0.1% - 23.1%	18.1%	12.7 - 16.5	14.6%
Discount rate	NM	5.9%	NM	4.3%

“NM”—these “Not Material” inputs do not have an applicable range, as they are a single derived input.

Deferred Purchase Price Liabilities

Deferred purchase price liabilities are measured using a present value of future payments which considers various assumptions, including future loan origination volumes, projected earnings and discount rates. As of September 30, 2020 and December 31, 2019, the Company utilized discount rates ranging from 12% to 24% to value the deferred purchase price liabilities. As this value is largely based on unobservable inputs, the Company classifies this liability as Level 3 in the fair value hierarchy.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given asset or liability is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

The following table provides a summary of the recognized assets and liabilities that are measured at fair value on a recurring basis (in thousands):

	September 30, 2020
	Total Fair Value	Level 1	Level 2	Level 3
Assets
Reverse mortgage loans held for investment, subject to HMBS related obligations	$9,811,263	$—	$—	$9,811,263
Mortgage loans held for investment, subject to nonrecourse debt:
Reverse mortgage loans	4,666,563	—	—	4,666,563
Fix & flip mortgage loans	514,348	—	—	514,348
Mortgage loans held for investment:
Reverse mortgage loans	842,459	—	—	842,459
Fix & flip mortgage loans	81,661	—	—	81,661
Agricultural loans	60,355	—	—	60,355
Mortgage loans held for sale:
Residential mortgage loans	1,811,231	—	1,801,536	9,695
SRL	17,055	—	—	17,055
Portfolio	65,269	—	—	65,269
Mortgage servicing rights	100,539	—	—	100,539
Investments	24,542	—	—	24,542
Derivative assets:
Forward commitments and TBAs	674	—	674	—
IRLCs	112,928	—	—	112,928
Forward MBS	914	—	914	—
Interest rate swaps and futures contracts	47	—	47	—

Total assets	$18,109,848	$—	$1,803,171	$16,306,677

Liabilities
HMBS related obligation	$9,662,342	$—	$—	$9,662,342
Nonrecourse debt	5,064,323	—	—	5,064,323
Deferred purchase price liabilities	3,780	—	—	3,780
Derivative liabilities:
Forward MBS	7,711	—	7,711	—
Forward commitments and TBAs	27	—	27	—
Interest rate swaps and futures contracts	628	—	628	—

Total liabilities	$14,738,811	$—	$8,366	$14,730,445

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

	December 31, 2019
	Total Fair Value	Level 1	Level 2	Level 3
Assets
Reverse mortgage loans held for investment, subject to HMBS related obligations	$9,480,504	$—	$—	$9,480,504
Mortgage loans held for investment, subject to nonrecourse debt:
Reverse mortgage loans	3,067,970	—	—	3,067,970
Fix & flip mortgage loans	443,242	—	—	443,242
Mortgage loans held for investment:
Reverse mortgage loans	1,083,586	—	—	1,083,586
Fix & flip mortgage loans	319,117	—	—	319,117
Agricultural loans	11,370	—	—	11,370
Mortgage loans held for sale:
Reverse mortgage loans	66,421	—	—	66,421
Residential mortgage loans	1,086,744	—	1,068,601	18,143
SRL	78,652	—	—	78,652
Portfolio	19,757	—	—	19,757
Mortgage servicing rights	2,600	—	—	2,600
Debt securities	102,110	—	—	102,110
Investments	20,508	—	—	20,508
Derivative assets:
Forward commitments and TBAs	838	—	838	—
IRLCs	14,008	—	—	14,008
Forward MBS	348	—	348	—
Interest rate swaps and futures contracts	359	—	359	—

Total assets	$15,798,134	$—	$1,070,146	$14,727,988

Liabilities
HMBS related obligation	$9,320,209	$—	$—	$9,320,209
Nonrecourse debt	3,490,196	—	—	3,490,196
Deferred purchase price liabilities	4,300	—	—	4,300
Derivative liabilities:
IRLCs	68	—	—	68
Forward MBS	2,048	—	2,048	—
Forward commitments and TBAs	84	—	84	—
Interest rate swaps and futures contracts	138	—	138	—

Total liabilities	$12,817,043	$—	$2,270	$12,814,773

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

Assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3, in thousands):

	Assets
September 30, 2020	Mortgage loans held for investment	Mortgage loans held for investment, subject to nonrecourse debt	Mortgage loans held for sale	Derivative assets	Mortgage servicing rights	Debt securities	Investments
Beginning Balance	$10,894,577	$3,511,212	$182,973	$14,008	$2,600	$102,260	$20,508
Total gains or losses
Included in earnings	586,423	160,309	(5,700)	98,920	(317)	2,288	—
Purchases, settlements and transfers
Purchases and additions, net	2,202,304	115,179	199,322	—	98,256	24,489	4,034
Sales and settlements	(359,763)	(882,283)	(452,166)	—	—	(129,037)	—
Transfers In/(Out) Between Categories	(2,527,803)	2,276,494	167,590	—	—	—	—

Ending Balance	$10,795,738	$5,180,911	$92,019	$112,928	$100,539	$—	$24,542

	Liabilities
September 30, 2020	HMBS related obligations	Derivative liabilities	Deferred purchase price liability	Nonrecourse debt
Beginning Balance	$(9,320,209)	$(68)	$(4,300)	$(3,490,196)
Total gains or losses
Included in earnings	(404,726)	68	(847)	(142,598)
Purchases, settlements and transfers
Purchases and additions, net	(1,433,324)	—	(137)	(2,564,514)
Sales and settlements	1,495,917	—	1,504	1,132,985

Ending Balance	$(9,662,342)	$—	$(3,780)	$(5,064,323)

	Assets
December 31, 2019	Mortgage loans held for investment	Mortgage loans held for investment, subject to nonrecourse debt	Mortgage loans held for sale	Derivative assets	Mortgage servicing rights	Debt securities	Investments
Beginning Balance	$10,847,040	$1,560,867	$153,290	$10,551	$3,376	$2,793	$—
Total gains or losses
Included in earnings	827,357	118,861	69	3,457	(1,357)	(2,646)	—
Purchases, settlements and transfers
Purchases and additions, net	3,547,545	45,782	287,121	—	3,702	120,581	2,063
Sales and settlements	(956,483)	(747,124)	(1,086,352)	—	(3,121)	(18,468)	—
Transfers In/(Out) Between Categories	(3,370,882)	2,532,826	828,845	—	—	—	18,445

Ending Balance	$10,894,577	$3,511,212	$182,973	$14,008	$2,600	$102,260	$20,508

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

	Liabilities
December 31, 2019	HMBS related obligations	Derivative liabilities	Deferred purchase price liability	Nonrecourse debt
Beginning Balance	$(9,438,791)	$(215)	$(5,325)	$(1,592,592)
Total gains or losses
Included in earnings	(545,758)	147	1,804	(112,794)
Purchases, settlements and transfers
Purchases and additions, net	(1,310,343)	—	(1,673)	(2,343,618)
Sales and settlements	1,974,683	—	894	558,808

Ending Balance	$(9,320,209)	$(68)	$(4,300)	$(3,490,196)

Fair Value Option

Presented in the tables below are the fair value and unpaid principal balance at September 30, 2020 and December 31, 2019, of assets and liabilities for which the Company has elected the fair value option (in thousands):

September 30, 2020	Estimated Fair Value	Unpaid Principal Balance
Assets at fair value under the fair value option
Reverse mortgage loans held for investment, subject to HMBS related obligations	$9,811,263	$8,892,621
Mortgage loans held for investment, subject to nonrecourse debt:
Reverse mortgage loans	4,666,563	4,197,054
Commercial mortgage loans	514,348	506,365
Mortgage loans held for investment:
Reverse mortgage loans	842,459	752,455
Commercial mortgage loans	142,016	140,554
Mortgage loans held for sale:
Residential mortgage loans	1,811,231	1,740,281
Commercial mortgage loans	82,324	81,496
Liabilities at fair value under the fair value option
HMBS related obligations	$9,662,342	$8,892,621
Nonrecourse debt	5,064,323	4,872,611

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

December 31, 2019	Estimated Fair Value	Unpaid Principal Balance
Assets at fair value under the fair value option
Reverse mortgage loans held for investment, subject to HMBS related obligations	$9,480,504	$8,685,134
Mortgage loans held for investment, subject to nonrecourse debt:
Reverse mortgage loans	3,067,970	2,773,017
Commercial mortgage loans	443,242	429,269
Mortgage loans held for investment:
Reverse mortgage loans	1,083,586	1,004,739
Commercial mortgage loans	319,117	308,170
Agricultural loans	11,370	11,370
Mortgage loans held for sale:
Residential mortgage loans	1,086,744	1,058,493
Reverse mortgage loans	66,421	66,890
Commercial mortgage loans	98,409	96,631
Debt securities:
Mortgage backed securities	102,110	101,786
Liabilities at fair value under the fair value option
HMBS related obligations	$9,320,209	$8,685,134
Nonrecourse debt	3,490,196	3,494,686

Net Fair Value Gains on Mortgage Loans and Related Obligations

Provided in the table below is a summary of the components of net fair value gains on mortgage loans and related obligations (in thousands):

	For the nine months ended September 30,
	2020	2019
Net fair value gains (losses) on mortgage loans and related obligations:
Interest income on mortgage loans	$492,066	$499,639
Change in fair value of mortgage loans	302,541	352,153
Change in fair value of mortgage backed securities	2,438	—

Net fair value gains on mortgage loans	797,045	851,792

Interest expense on related obligations	(383,622)	(389,946)
Change in fair value of derivatives	(5,594)	(23,823)
Change in fair value of related obligations	(186,191)	(201,131)

Net fair value losses on related obligations	(575,407)	(614,900)

Net fair value gains on mortgage loans and related obligations	$221,638	$236,892

As the cash flows on the underlying mortgage loans will be utilized to settle the outstanding obligations, the Company’s own credit risk would not impact the fair value on the outstanding HMBS liabilities and nonrecourse debt.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

Fair Value of Other Financial Instruments

As of September 30, 2020 and December 31, 2019, all financial instruments were either recorded at fair value or the carrying value approximated fair value. For financial instruments that were not recorded at fair value, such as Cash and cash equivalents including restricted cash, servicer advances and other financing lines of credit, the carrying value approximates fair value due to the short-term nature of such instruments.

5.    Reverse Mortgages Portfolio Composition

The table below summarizes the Company’s serviced reverse mortgage portfolio composition and the remaining unpaid principal balances of the reverse mortgage loan portfolio (in thousands):

	September 30, 2020	December 31, 2019
Reverse Mortgage Loans:
Reverse mortgage loans held for investment, subject to HMBS related obligations	$8,892,621	$8,685,134
Reverse mortgage loans held for investment:
Non-agency reverse mortgages	510,273	674,507
Loans not securitized(1)	164,318	152,928
Unpoolable loans(2)	70,888	166,742
Unpoolable tails	6,976	10,562

Total reverse mortgage loans held for investment	752,455	1,004,739
Reverse mortgage loans held for sale:
Performing HECM buyouts	—	66,890

Total reverse mortgage loans held for sale	—	66,890
Reverse mortgage loans held for investment, subject to nonrecourse debt:
Performing HECM buyouts	123,639	192,602
Nonperforming HECM buyouts	695,048	426,576
Non-agency reverse mortgages	3,378,367	2,153,839

Total reverse mortgage loans held for investment, subject to nonrecourse debt	4,197,054	2,773,017

Total owned reverse mortgage portfolio	13,842,130	12,529,780
Loans reclassified as government guaranteed receivable	62,752	78,788
Loans serviced for others	129,371	340,534

Total Reverse Mortgage Loans Serviced	$14,034,253	$12,949,102

(1)	Loans not securitized represent primarily newly originated loans.
(2)	Unpoolable loans represent primarily loans that have reached 98% of their MCA

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

The table below summarizes the owned reverse mortgage portfolio by product type (in thousands):

	September 30, 2020	December 31, 2019
Fixed rate loans	$5,016,079	$4,708,098
Adjustable rate loans	8,826,051	7,821,682

Total Owned Reverse Mortgage Portfolio	$13,842,130	$12,529,780

6.    Reverse Mortgages Held for Investment, Subject to HMBS Related Obligations, at Fair Value

Reverse mortgage loans held for investment, subject to HMBS related obligations, at fair value, consisted of the following for the dates indicated (in thousands):

	September 30, 2020	December 31, 2019
Reverse mortgage loans held for investment, subject to HMBS related obligations - unpaid principal balance	$8,892,621	$8,685,134
Fair value adjustments	918,642	795,370

Total reverse mortgage loans held for investment, subject to HMBS related obligations, at fair value	$9,811,263	$9,480,504

7. Mortgage	Loans Held for Investment, Subject to Nonrecourse Debt, at Fair Value

Mortgage loans held for investment, subject to nonrecourse debt, at fair value, consisted of the following for the dates indicated (in thousands):

	September 30, 2020	December 31, 2019
Mortgage loans held for investment, subject to nonrecourse debt - unpaid principal balance:
Reverse mortgage loans	$4,197,054	$2,773,017
Commercial mortgage loans	506,365	429,269
Fair value adjustments	477,492	308,926

Total mortgage loans held for investment, subject to nonrecourse debt, at fair value	$5,180,911	$3,511,212

8. Mortgage	Loans Held for Investment, at Fair Value

Mortgage loans held for investment, at fair value, consisted of the following for the dates indicated (in thousands):

	September 30, 2020	December 31, 2019
Mortgage loans held for investment - unpaid principal balance:
Reverse mortgage loans	$752,455	$1,004,739
Commercial mortgage loans	140,554	308,170
Residential mortgage loans	—	11,370
Fair value adjustments	91,466	89,794

Total mortgage loans held for investment, at fair value	$984,475	$1,414,073

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

9.	Mortgage Loans Held for Sale, at Fair Value

Mortgage loans held for sale, at fair value, consisted of the following for the dates indicated (in thousands):

	September 30, 2020	December 31, 2019
Mortgage loans held for sale - unpaid principal balance:
Residential mortgage loans	$1,740,281	$1,058,493
Reverse mortgage loans	—	66,890
Commercial mortgage loans	81,496	96,631
Fair value adjustments	71,778	29,560

Total mortgage loans held for sale, at fair value	$1,893,555	$1,251,574

The table below shows the total amount of mortgage loans held for sale that were greater than 90 days past due and on non-accrual status (in thousands).

Loans 90 Days or More Past Due and on Non-Accrual Status	September 30, 2020	December 31, 2019
Mortgage loans held for sale:
Fair value:
Residential mortgage loans	$14,077	$2,499
Commercial mortgage loans	49,162	21,007

Total fair value	63,239	23,506

Aggregate unpaid principal balance:
Residential mortgage loans	16,254	3,018
Commercial mortgage loans	50,720	20,871

Total aggregate unpaid principal balance	66,974	23,889

Difference	$(3,735)	$(383)

The Company originates or purchases and sells mortgage loans in the secondary mortgage market without recourse for credit losses. However, the Company at times maintains continuing involvement with the loans in the form of servicing arrangements and the liability under representations and warranties it makes to purchasers and insurers of the loans.

The following table summarizes cash flows between the Company and transferees as a result of the sale of mortgage loans in transactions where the Company maintains continuing involvement with the mortgage loans (in thousands):

	For the nine months ended September 30,
	2020	2019
Cash flows (in thousands):
Sales Proceeds	$5,333,372	$43,565
Retained beneficial interest/Servicing rights retained	98,256	3,698
Gross servicing fees received	7,501	1,185
Gain	661,144	14,797

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

The Company did not repurchase any mortgage loans in which the Company maintained a continuing involvement for the nine months ended September 30, 2020 and the twelve months ended December 31, 2019.

10.    Mortgage Servicing Rights, at Fair Value

The servicing portfolio associated with capitalized servicing rights consists of the following (in thousands):

	September 30, 2020	December 31, 2019
Fannie Mae/Freddie Mac	$12,614,562	$129,322
Ginnie Mae	1,618,187	104,527
Private investors	44,760	54,208

Total unpaid principal balance	$14,277,509	$288,057

Weighted average interest rate	3.3%	4.4%

The activity in the loan servicing portfolio associated with capitalized servicing rights consisted of (in thousands):

	For the nine months ended September 30,
	2020	2019
Beginning Balance	$288,057	$283,229
Loans originated	14,295,128	366,714
Payoffs, sales and curtailments	(305,676)	(43,699)

Total unpaid principal balance	$14,277,509	$606,244

The activity in the mortgage servicing rights asset consisted of the following (in thousands):

	For the nine months ended September 30,
	2020	2019
Beginning Balance	$2,600	$3,376
Additions	98,256	3,583
Changes in fair value due to:
Changes in market inputs or assumptions used in valuation model	4,746	(741)
Changes in fair value due to portfolio runoff and other	(5,063)	(624)

Ending Balance	$100,539	$5,594

The value of MSRs is driven by the net positive cash flows associated with servicing activities. These cash flows include contractually specified servicing fees, late fees, and other ancillary servicing revenue. These fees were $7.6 million and $0.5 million for the nine months ended September 30, 2020 and 2019, respectively. These fees were recorded within fee income in the Consolidated Statements of Operations and Comprehensive Income.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

The following table provides a summary of non-performing loans (in thousands):

	September 30, 2020		December 31, 2019
	Number of Loans	Unpaid Balance	Number of Loans	Unpaid Balance
Portfolio delinquency (1)
30 days	0.7%	0.7%	3.8%	3.7%
60 days	0.2	0.2	0.9	0.9
90 or more days	0.6	0.5	1.6	1.9

Total	1.5	1.4	6.3	6.5

Foreclosure/real estate owned	0.0	0.0	1.5	1.4

(1)	Represents the loan servicing portfolio delinquencies as a percentage of the total number of loans and the total unpaid balance of the portfolio.

11.    Derivatives and Risk Management Activities

The Company’s principal market exposure is to interest rate risk, specifically long-term U.S. Treasury and mortgage interest rates, due to their impact on mortgage-related assets and commitments. The Company is also subject to changes in short-term interest rates, such as LIBOR, due to their impact on certain variable rate asset-backed debt such as warehouse lines of credit. Various financial instruments are used to manage and reduce this risk, including forward delivery commitments on mortgage-backed securities or whole loans and interest rate swaps.

The Company did not have any derivative instruments designated as hedging instruments or subject to master netting and collateral agreements as of and for the nine months September 30, 2020 and the twelve months ended December 31, 2019.

The following tables summarize the amounts recorded in derivative assets, at fair value, and payables and accrued liabilities in the Consolidated Statements of Financial Condition (in thousands) for the periods indicated:

	September 30, 2020
	Derivative assets				Derivative Liabilities
	Balance Sheet Presentation	Fair Value	Notional Amount	Unrealized gains (losses)	Balance Sheet Presentation	Fair Value	Notional Amount	Unrealized gains (losses)
Interest rate lock commitments	Derivative assets, at fair value	$112,928	$3,624,047	$98,920	Payables and accrued liabilities	$—	$5,264	$68
Forward commitments and TBAs securities	Derivative assets, at fair value	674	16,957	(164)	Payables and accrued liabilities	27	101,000	57
Interest rate swaps and futures contracts	Derivative assets, at fair value	47	9,200	(312)	Payables and accrued liabilities	628	181,500	(490)
Forward MBS	Derivative assets, at fair value	914	732,000	566	Payables and accrued liabilities	7,711	2,289,000	(5,663)

Net fair value of derivative financial instruments		$114,563	$4,382,204	$99,010		$8,366	$2,576,764	$(6,028)

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

	December 31, 2019
	Derivative assets				Derivative Liabilities
	Balance Sheet Presentation	Fair Value	Notional Amount	Unrealized gains	Balance Sheet Presentation	Fair Value	Notional Amount	Unrealized gains
Interest rate lock commitments	Derivative assets, at fair value	$14,008	$914,606	$3,457	Payables and accrued liabilities	$68	$20,630	$147
Forward commitments and TBAs securities	Derivative assets, at fair value	838	36,167	481	Payables and accrued liabilities	84	100,000	45
Interest rate swaps and futures contracts	Derivative assets, at fair value	359	43,500	35	Payables and accrued liabilities	138	185,600	291
Forward MBS	Derivative assets, at fair value	348	217,000	323	Payables and accrued liabilities	2,048	996,500	2,259

Net fair value of derivative financial instruments		$15,553	$1,211,273	$4,296		$2,338	$1,302,730	$2,742

The Company is exposed to risk in the event of non-performance by counterparties in their derivative contracts. In general, the Company manages such risk by evaluating the financial position and creditworthiness of counterparties, monitoring the amount of exposure and/or dispersing the risk among multiple counterparties. While the Company does not presently have master netting arrangements with its derivative counterparties, it does either maintain or place cash as margin collateral with its clearing broker to the extent the relative value of its derivatives are above or below their initial strike price. The Company pledged initial deposits of $1.8 million and $2.7 million as of September 30, 2020 and December 31, 2019, respectively. The Company pledged a total margin collateral of $1.8 million and $2.7 million as of September 30, 2020 and December 31, 2019, respectively, which is included in other assets in the Company’s Consolidated Statements of Financial Condition.

12.    Goodwill

Goodwill consisted of the following (in thousands):

	For the nine months ended September 30,
	2020	2019
Beginning balance	$121,137	$119,275
Additions from acquisitions	617	2,108

Ending balance	$121,754	$121,383

The Company did not identify any impairment for the nine months ended September 30, 2020 and 2019.

On March 16, 2020, the Company signed an agreement with Silvernest, Inc. to acquire all issued and outstanding capital stock. The Company gave upfront consideration of $0.3 million dollars and an earnout which is not to exceed $2.0 million dollars over a three-year period. The Company acquired tangible assets of $0.4 million and assumed tangible liabilities of $0.2 million. For the nine months ended September 30, 2020, acquired goodwill of $0.6 million was allocated to the Lender Services segment.

The Company performs the annual goodwill impairment test as of October 1 and monitors for interim triggering events on an ongoing basis. Goodwill is reviewed for impairment utilizing either a qualitative assessment or a quantitative goodwill impairment test. In connection with the review of our financial condition in light of the

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

COVID-19 pandemic, management determined that one or more triggering events had occurred as a result of the effects the COVID-19 pandemic had on the national and global economy. As a result, the Company conducted a quantitative goodwill impairment test for its Commercial Originations and Portfolio Management reporting units as of June 30, 2020. Based upon management’s quantitative assessment of goodwill, the Company determined that the fair value of the reporting units continued to exceed the carrying value of the reporting units at June 30, 2020. In addition, the Company performed a qualitative assessment for all reporting units during the third quarter of 2020 and determined that it was more likely than not that no impairment of goodwill existed at September 30, 2020. During the year ended December 31, 2019, there was also no goodwill impairment recorded.

The following table presents the amount of goodwill allocated to each of our reporting units as of the periods indicated (in thousands):

	September 30, 2020	December 31, 2019
Reporting units:
Forward Originations	$44,429	$44,429
Commercial Originations	43,113	43,113
Portfolio Management	8,444	8,444
Lender Services	25,768	25,151

Total goodwill	$121,754	$121,137

COVID 19 may cause a further and sustained decline in the Company’s enterprise value or another triggering event that could, under certain circumstances, cause management to perform a new goodwill impairment test and could result in an impairment charge in the future. In the event that the Company concludes that all or a portion of its goodwill is impaired, a non-cash charge for the amount of such impairment would be recorded against earnings. Such a charge would have no impact on tangible capital or regulatory capital.

13.    Intangible Assets

Intangible assets consisted of the following (in thousands):

September 30, 2020	Amortization Period (Years)	Cost	Accumulated Amortization	Net
Non-amortizing Intangibles
Domain name	N/A	$5,422	$—	$5,422

Total non-amortizing intangibles		$5,422	$—	$5,422

Amortizing Intangibles
Customer list	5 - 12	$12,730	$(4,768)	$7,962
Broker relationships	10	7,717	(5,288)	2,429
Trade names	5 - 20	2,386	(1,412)	974
Technology assets	5	146	(78)	68

Total amortizing intangibles		$22,979	$(11,546)	$11,433

Total intangibles		$28,401	$(11,546)	$16,855

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

December 31, 2019	Amortization Period (Years)	Cost	Accumulated Amortization	Net
Non-amortizing Intangibles
Domain name	N/A	$5,422	$—	$5,422

Total non-amortizing intangibles		$5,422	$—	$5,422

Amortizing Intangibles
Customer list	5 - 12	$12,730	$(3,843)	$8,887
Broker relationships	10	7,717	(4,594)	3,123
Trade names	5 - 20	2,386	(1,165)	1,221
Technology assets	5	146	(56)	90

Total amortizing intangibles		$22,979	$(9,658)	$13,321

Total intangibles		$28,401	$(9,658)	$18,743

Amortization expense was $1.9 million and $1.9 million for the nine months ended September 30, 2020 and 2019, respectively.

The estimated amortization expense for each of the five succeeding fiscal years and thereafter as of September 30, 2020 is as follows (in thousands):

Year Ending December 31,	Amount
2020(1)	$686
2021	2,361
2022	2,347
2023	1,521
2024	1,153
Thereafter	3,365

Total future amortization expense	$11,433

(1)	Excluding the nine months ended September 30, 2020.

14.    Other Assets

Other assets consisted of the following (in thousands):

	September 30, 2020	December 31, 2019
Government guaranteed receivables, net	$57,554	$75,080
Right-of-use (“ROU”) asset	49,139	57,393
Receivables, net of allowance of $538 and $795, respectively	36,614	31,736
Investments, at fair value	24,542	20,508
Loans eligible for repurchase from GNMA	21,964	5,663
Prepaid expenses	11,694	10,173
Servicer advances, net of allowance of $1,550 and $1,299, respectively	4,643	5,570
Deposits	2,619	2,418
Receivable from clearing organization	2,021	1,018
Other	33,233	32,281

Total other assets	$244,023	$241,840

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

As of September 30, 2020 and December 31, 2019, there were $381.2 million and $452.0 million, respectively, of foreclosure proceedings in process which are included in loans held for sale on the Consolidated Statements of Financial Condition.

15.    HMBS Related Obligations, at Fair Value

Mortgage-Backed Security (“HMBS”) related obligations represent the issuance of pools of HMBS, which are guaranteed by GNMA, to third-party security holders. The Company accounts for the transfers of these advances in the related HECM loans as secured borrowings, retaining the initial HECM loans in its Consolidated Statements of Financial Condition as reverse mortgage loans held for investment, subject to HMBS related obligations, and recording the pooled HMBS as HMBS related obligations. Monthly cash flows generated from the HECM loans are used to service the outstanding HMBS.

HMBS related obligations consisted of the following as of September 30, 2020 and December 31, 2019 (in thousands):

	September 30, 2020	December 31, 2019
Unpaid principal balance	$8,892,621	$8,685,134
Fair value adjustments	769,721	635,075

Total HMBS related obligations, at fair value	$9,662,342	$9,320,209

Weighted average remaining life	4.57	4.00
Weighted average interest rate	3.3%	4.4%

The Company was servicing 1,667 and 1,573 GNMA loan pools with an outstanding security balance of $8,892.6 million and $8,685.1 million at September 30, 2020 and December 31, 2019, respectively.

16.    Nonrecourse Debt, at Fair Value

Nonrecourse debt, at fair value, consisted of the following for the dates indicated (in thousands):

	Issue Date	Class of Note	Final Maturity Date	Interest Rate	Original Issue Amount	September 30, 2020	December 31, 2019
Securitization of nonperforming HECM loans:
2020 FASST HB2	July 2020	A, M1, M2, M3, M4, M5	July 2030	1.71% - 7.75%	$594,171	$492,196	$—
2020 FASST HB1	February 2020	A, M1, M2, M3, M4, M5	February 2030	2.0% - 6.0%	373,912	315,955	—
2019 FASST HB1	April 2019	A, M1, M2, M3, M4, M5	April 2029	3.3% - 6.0%	309,015	—	237,013
2018 FASST HB1	October 2018	A, M1, M2, M3, M4, M5	September 2028	2.3%	399,031	—	223,147

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

	Issue Date	Class of Note	Final Maturity Date	Interest Rate	Original Issue Amount	September 30, 2020	December 31, 2019
Securitization of performing HECM loans:
2019 FAHB 19-1	December 2019	A, M1, M2, M3, AM1, AM2	December 2049	2.7% - 4.0%	267,146	139,005	254,425
Securitization of proprietary jumbo reverse loans:
2018 FASST JR1	May 2018	A	May 2068	4.3%	559,197	406,581	475,581
2019 FASST JR2	June 2019	A, A2	June 2069	2.0%	499,000	422,138	483,563
2019 FASST JR3	September 2019	A	September 2069	2.0%	450,104	396,493	446,614
2019 FASST JR4	November 2019	A	November 2069	2.0%	365,685	327,868	364,170
2019 FASST JR1	March 2019	A	March 2069	2.0%	347,000	290,480	332,537
2020 FASST S2	June 2020	A1, A2	March 2025	2.0%	320,460	301,701	—
2020 FASST JR2	May 2020	A1A, A1B, A2	May 2023	2.0%	305,658	287,749	—
2020 FASST JR3	August 2020	A1, A2	September 2069	2.00% - 3.00%	360,713	339,856
2018 FASST JR2	December 2018	A	December 2068	4.5%	280,400	240,092	261,097
2020 FASST JR1	April 2020	A, A2	April 2023	2.0%	254,805	237,228	—
2020 FASST S1	March 2020	A1, A2	March 2025	2.0% - 3.7%	199,000	183,138	—
Securitization of Fix & Flip loans:
2020 RTL1 ANTLR	May 2020	A1, A2	May 2022 (A1, A2)	8.0% - 12.0%	306,517	165,259	—
2019 RTL1 ANTLR	March 2019	A1, A2, A-VFN, M	June 2022 (A1, A2); January 2023 (M)	4.5% - 6.9%	217,100	197,754	206,243
2018 RTL1 ANTLR	September 2018	A1, A2, A-VFN, M	July 2022 (A1, A2); March 2023 (M)	4.3% - 7.4%	210,296	129,118	210,296

Total nonrecourse debt						4,872,611	3,494,686

Fair value adjustments						191,712	(4,490)

Total nonrecourse debt, at fair value						$5,064,323	$3,490,196

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

17. Other	Financing Lines of Credit

The following summarizes the components of other financing lines of credit (dollars in thousands):

					Outstanding Borrowings at
Facility	Maturity Date	Interest Rate	Collateral Pledged	Total Capacity(1)	September 30, 2020	December 31, 2019
Forward Mortgage Lines:
March 2021 $350M Facility	March 2021	LIBOR + applicable margin	First Lien Mortgages	$350,000	$197,730	$250,745
August 2021 $300M Facility	August 2021	LIBOR + applicable margin	First Lien Mortgages	300,000	—	—
May 2021 $250M Facility	May 2021	LIBOR + applicable margin	First Lien Mortgages	250,000	223,304	156,629
December 2020 $250M Facility(2)	December 2020	LIBOR + applicable margin	First Lien Mortgages	250,000	215,269	164,729
October 2020 $250M Facility(2)	October 2020	LIBOR + applicable margin	First Lien Mortgages	250,000	154,759	846
April 2021 $250M Facility(2)	April 2021	LIBOR + applicable margin	First Lien Mortgages	250,000	126,076	—
March 2021 $200M Facility	March 2021	LIBOR + applicable margin	First Lien Mortgages	200,000	179,838	123,855
August 2021 $200M Facility	August 2021	LIBOR + applicable margin	First Lien Mortgages	200,000	165,867	121,525
November 2020 $150M Facility(2)	November 2020	LIBOR + applicable margin	First Lien Mortgages	150,000	147,529	103,993
March 2021 $125M Facility	March 2021	LIBOR + applicable margin	First Lien Mortgages	125,000	119,455	82,683
March 2021 $125M Facility	March 2021	LIBOR + applicable margin	First Lien Mortgages	125,000	87,340	33,814
July 2021 $100M Facility(2)	July 2021	LIBOR + applicable margin	First Lien Mortgages	100,000	93,150	—
February 2021 $50M Facility - MSR	February 2021	Prime + applicable margin; 5.00% floor	MSRs	50,000	50,000	407

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

					Outstanding Borrowings at
Facility	Maturity Date	Interest Rate	Collateral Pledged	Total Capacity(1)	September 30, 2020	December 31, 2019
February 2021 $10M Facility - LOC(4)	February 2021	Prime + applicable margin; 5.00% floor	N/A	$—	$—	$10,000

Subtotal forward lines of credit				$2,600,000	$1,760,317	$1,049,226
Reverse Lines:
October 2020 $600M Facility(2)	October 2020	LIBOR + applicable margin	First Lien Mortgages	$600,000	$356,938	$288,175
April 2021 $250M Facility	April 2021	LIBOR + applicable margin	First Lien Mortgages	250,000	169,736	196,054
$200M Repo Facility	N/A	Bond accrual rate + applicable margin	Mortgage Related Assets	200,000	149,709	82,793
April 2021 $200M Facility	April 2021	LIBOR + applicable margin	First Lien Mortgages	200,000	14,904	136,084
January 2021 $200M Facility	January 2021	LIBOR + applicable margin	First Lien Mortgages	200,000	12,493	129,123
April 2022 $90M Facility(2)	April 2022	9.00%	Mortgage Related Assets	90,000	36,681	80,000
October 2020 $75M Facility(2)	October 2020	LIBOR + applicable margin	First Lien Mortgages	75,000	62,261	74,420
June 2021 $75M Facility	June 2021	LIBOR + applicable margin	First Lien Mortgages	75,000	—	74,979
April 2022 $52.5M Facility	April 2022	LIBOR + applicable margin	Mortgage Related Assets	52,500	50,239	30,212
April 2021 $50M Facility	April 2021	Prime + applicable margin; 6.00% floor	Unsecuritized Tails	50,000	40,510	38,256
August 2021 $50M Facility	August 2021	LIBOR + applicable margin	First Lien Mortgages	50,000	20,951	540
$8.0M Repo Facility	N/A	LIBOR + applicable margin	Mortgage Related Assets	7,986	7,986	5,953

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

					Outstanding Borrowings at
Facility	Maturity Date	Interest Rate	Collateral Pledged	Total Capacity(1)	September 30, 2020	December 31, 2019
September 2020 $114.6M Facility(8)	September 2020	Bond accrual rate + applicable margin	Mortgage Related Assets	$—	$—	$96,084
February 2020 $50M Facility(6)	February 2020	LIBOR + applicable margin	First Lien Mortgages	—	—	2,923
May 2020 $20M Facility(7)	May 2020	11.00%	Mortgage Related Assets	—	—	11,500

Subtotal reverse lines of credit				$1,850,486	$922,408	$1,247,096

Commercial Lines:
December 2020 $200M Facility(2)	December 2020	LIBOR + applicable margin	First Lien Mortgages	$200,000	$—	$151,840
September 2021 $150M Facility	September 2021	LIBOR + applicable margin	Encumbered Agricultural Loans	150,000	57,539	—
January 2021 $150M Facility	January 2021	LIBOR + applicable margin	First Lien Mortgages	150,000	33,893	60,007
April 2021 $145M Facility	April 2021	LIBOR + applicable margin	First Lien Mortgages	145,000	68,845	123,050
November 2021 $50M Facility	November 2021	LIBOR + applicable margin	First Lien Mortgages	50,000	21,201	17,400
August 2021 $45M Facility	August 2021	10%	Second Lien Mortgages	45,000	16,775	38,397
May 2021 $18.6M Facility(2)	May 2021	12%	Second Lien Mortgages	18,623	12,881	—
Securities Repo Line $12.8M(3)	N/A	LIBOR + applicable margin	Mortgage Related Assets	12,777	—	13,924
Securities Repo Line(2)	N/A	Distributed Bond Interest + 50 bps	Mortgage Related Assets	10,410	10,410	10,857

Subtotal commercial lines of credit				$781,810	$221,544	$415,475

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

					Outstanding Borrowings at
Facility	Maturity Date	Interest Rate	Collateral Pledged	Total Capacity(1)	September 30, 2020	December 31, 2019

Incenter Lines:

September 2020 $2.6M	September 2020	2.28%	Bank bond	$2,600	$—	$2,616

Subtotal Incenter lines				$2,600	$—	$2,616

Revolving Working Capital Lines:

June 2020 $78.8M Line(5)	June 2020	10.00%	Tangible Assets	$78,764	$—	$10,185
June 2020 $37.2M Line(5)	June 2020	10.00%	Tangible Assets	37,236	—	4,815
June 2021 $20M Facility(2)	June 2021	LIBOR + applicable margin; 6.00% floor	Unencumbered Assets	20,000	20,000	20,000

Subtotal revolving working capital lines of credit				$136,000	$20,000	$35,000

Total other financing lines of credit				$5,370,896	$2,924,269	$2,749,413

(1)

Capacity is dependent upon maintaining compliance with, or obtaining waivers of, the terms, conditions and covenants of the respective agreements, including asset-eligibility requirements. Capacity amounts presented are as of September 30, 2020.

(2)	See Note 30 – Subsequent Events for additional information on facility amendments.
(3)	The $12.8M Securities Repo Line was paid in full in July 2020.
(4)	The February 2021 $10M Facility – LOC was paid off in full in and subsequently terminated in July 2020.
(5)	The June 2020 $78.8M Line and the June 2020 $37.2M Line were retired in July 2020.
(6)	The February 2020 $50M Facility was retired in February 2020.
(7)	The May 2020 $20M Facility was retired in May 2020.
(8)	The September 2020 $114.6 million Facility was terminated in September 2020 and paid in full.

As of September 30, 2020 and December 31, 2019, the weighted average outstanding interest rates on outstanding debt of the Company were 2.89% and 4.65%, respectively.

The Company’s borrowing arrangements and credit facilities contain various financial covenants which primarily relate to required tangible net worth amounts, liquidity reserves, leverage requirements, and profitability requirements. As a result of market disruptions and fair value accounting adjustments taken in March 2020 resulting from the COVID-19 pandemic, FACo was in violation of its first, second, and third quarter 2020 profitability covenants with two of its warehouse lenders. The Company received waivers of these covenants violations from both lenders as well as amendments to profitability covenants for the remaining quarter of 2020, but there is no assurance that lenders would provide waivers for any future covenant violations. As of September 30, 2020, the Company was in compliance with all other financial covenants.

The terms of the Company’s financing arrangements and credit facilities contain covenants, and the terms of the Company’s GSE/seller servicer contracts contain requirements that may restrict the Company and its subsidiaries from paying distributions to its members. These restrictions include restrictions on paying distributions whenever

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

the payment of such distributions would cause FoA to no longer be in compliance with any of its financial covenants or GSE requirements. Further, the Company is generally prohibited under Delaware law from making a distribution to a member to the extent that, at the time of the distribution, after giving effect to the distribution, liabilities of the Company (with certain exceptions) exceed the fair value of its assets. Subsidiaries of the Company are generally subject to similar legal limitations on their ability to make distributions to FoA.

As of September 30, 2020, the maximum allowable distributions available to the Company based on the most restrictive of such financial covenant ratios is presented in the table below (in thousands, except for ratios):

Financial Covenants	Minimum Requirement	September 30, 2020	Maximum Allowable Distribution (1)
Forward Originations
Adjusted Tangible Net Worth	$125,000	$284,820	$159,820
Liquidity	40,000	116,630	76,630
Leverage Ratio	15:1	7.18:1	138,873
Material Decline in Lender Adjusted Net Worth
Quarterly	$117,204	$280,571	$163,367
Two-Consecutive Quarterly	66,479	280,571	214,092
Commercial Originations
Adjusted Tangible Net Worth	$85,000	$124,930	$39,930
Liquidity	20,000	21,210	1,210
Leverage Ratio	6:1	1.8:1	87,451
Reverse Originations
Adjusted Tangible Net Worth	$300,000	$441,100	$141,100
Liquidity	20,000	27,020	7,020
Leverage Ratio	10:1	3.4:1	191,083
Material Decline in Lender Adjusted Net Worth
Quarterly	$257,023	$418,788	$161,765
Two-Consecutive Quarterly	211,425	418,788	207,363

(1)	The Maximum Allowable Distribution for any of the originations segments is the lowest of the amounts shown for the particular originations segment.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

18.	Payables and Accrued Liabilities

Payables and accrued liabilities consisted of the following (in thousands):

	September 30, 2020	December 31, 2019
Accrued compensation expense	$135,686	$49,244
Accrued liabilities	78,157	86,312
Lease liability	52,200	61,215
GNMA reverse mortgage buy-out payable	37,735	79,091
Liability for loans eligible for repurchase from GNMA	21,964	5,663
Derivative liabilities	8,366	2,338
Estimate of claim losses	7,112	5,762
Repurchase reserves	5,384	3,118
Due to investors	4,839	27,197
Deferred purchase price liabilities, at fair value	3,780	4,300
Finance lease obligations	1,706	1,936

Total payables and accrued liabilities	$356,929	$326,176

19.	Notes Payable

As a part of the Company’s acquisitions of certain subsidiaries, the Company entered into various note agreements with the sellers. In addition, in 2017, the Company entered into an agreement for the purchase of computer hardware and equipment which was financed by notes payable to the seller with monthly payments through January 2021. A summary of the outstanding notes payable is presented in the table below (in thousands).

Description	Maturity Date	Interest Rate	September 30, 2020	December 31, 2019
January 2021 Financing Agreement	January 2021	5.5%	$145	$542
May 2020 Seller Note 1	May 2020	5.0%	—	5,950
May 2020 Seller Note 2	May 2020	5.0%	—	4,050
June 2020 Seller Note	June 2020 (1)	5.5%	—	16,771

Total Notes Payable			$145	$27,313

(1)	The Company fully paid down the June 2020 Seller Note on July 1, 2020.

The interest expense on the notes for the nine months ended September 30, 2020 and 2019 was $0.7 million and $1.1 million, respectively.

20.	Leases

Operating Lease Portfolio

	September 30, 2020	December 31, 2019
ROU asset	$50,255	$60,055
Lease liabilities	$52,200	$61,215
Weighted-average remaining lease term	3.7	3.9
Weighted-average discount rate	7.4%	7.3%

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

The table below summarizes the Company’s net operating lease cost:

	For the nine months ended September 30,
	2020	2019
Operating lease cost	$20,453	$19,160
Short-term lease cost	2,115	3,076
Variable lease cost	2,168	1,087
Sublease income	(1,826)	(1,073)

Net lease cost	$22,910	$22,250

The table below summarizes other information related to the Company’s operating leases:

	For the nine months ended September 30,
	2020	2019
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$18,932	$17,850
Leased assets obtained in exchange for new operating lease liabilities	5,240	8,552

The following table presents a maturity analysis of the Company’s operating leases and a reconciliation of the undiscounted cash flows to the lease liabilities as of September 30, 2020:

2020	$6,225
2021	19,214
2022	13,504
2023	8,696
2024	6,148
2025	3,672
Thereafter	2,407

Total undiscounted lease payments	59,866
Less amounts representing interest	(7,666)

Total lease liabilities	$52,200

21.	Litigation

The Company’s business is subject to legal proceedings, examinations, investigations and reviews by various federal, state and local regulatory and enforcement agencies as well as private litigants such as the Company’s borrowers or former employees. At any point in time the Company may have open investigations with regulators or enforcement agencies, including examinations and inquiries related to its loan servicing and origination practices. These matters and other pending or potential future investigations, examinations, inquiries or lawsuits may lead to administrative or legal proceedings, and possibly result in remedies including fines, penalties, restitution, or alterations in our business practices, and in additional expenses and collateral costs.

As a litigation or regulatory matter develops, the Company, in conjunction with any outside counsel handling the matter, evaluates on an ongoing basis whether such matter presents a loss contingency that is probable and

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

estimable. If, at the time of evaluation, the loss contingency is not both probable and reasonably estimable, the matter will continue to be monitored for further developments that would make such loss contingency both probable and reasonably estimable. Once the matter is deemed to be both probable and reasonably estimable, the Company will establish an accrued liability and record a corresponding amount to litigation related expense. The Company will continue to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established. Litigation related expenses, which includes legal settlements and the fees paid to external legal service providers, of $12.5 million and $5.6 million for the nine months ended September 30, 2020 and 2019, respectively, were included in general and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income.

For certain matters, the Company may consider a loss to be probable or reasonably possible but cannot provide a precise estimate of losses. For these matters, the Company may be able to estimate a range of possible loss. In determining whether it is possible to provide an estimate of loss or range of possible loss, the Company reviews and evaluates its material litigation and regulatory matters on an ongoing basis, in conjunction with any outside counsel handling the matter. As of September 30, 2020, there were no matters that the Company considered to be probable or reasonably possible for which they could provide a reasonable range of estimated losses.

In cases where an accrued liability is not recorded, the Company may be able to estimate a range of possible loss. In determining whether it is possible to provide a range of possible loss, the Company reviews and evaluates its material litigation and regulatory matters on an ongoing basis, in conjunction with any outside counsel handling the matter. As of September 30, 2020, there were no pending legal or regulatory matters on which management considered a loss to be probable or reasonably possible exceeding its accrued liability.

On March 29, 2019, the Company’s operating subsidiary, Finance of America Mortgage LLC (“FAM”) entered into an agreement (“Settlement Agreement”) with the California Department of Business Oversight (“DBO”) to resolve certain accusations filed by the DBO in August 2018 (“DBO’s Accusation”). The DBO’s Accusation alleges that FAM incurred repeat findings in 2012 and 2016 supervisory examinations regarding per diem interest charges and escrow trust account reconciliations. FAM agreed to conduct two separate audits pursuant to the Settlement Agreement. FAM is not aware of any outstanding requirements or concerns related to the completed self-audit or the independent third-party auditor review. All refunds and penalties as a result of the Settlement Agreement were timely remitted in 2020 and 2019.

On March 31, 2020, FAR executed a settlement agreement with the U.S. Department of Justice (“DOJ”) and a settlement agreement with HUD in which FAR agreed to make a payment of approximately $2.0 million to the DOJ and $0.5 million to HUD to cover loans containing a controversial Appraisal Order Form that set forth a loan amount alleged to have been in violation of FHA requirements. The form in question was in use during the period 2008 to 2009 and ceased to be used in 2010. FAR made no admission of liability or fault, but chose to resolve the matter rather than engage in a protracted time-consuming and costly litigation. All payments as a result of the this agreement were timely remitted during the nine months ended September 30, 2020.

22.	Commitments and Contingencies

Servicing of Mortgage Loans

Sub-Servicing

The Company has contracted with third-party providers to perform specified servicing functions on its behalf. These services include maintaining borrower contact, facilitating borrower advances, generating borrower statements, and facilitating loss-mitigation strategies in an attempt to keep defaulted borrowers in their homes.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

Defaults on reverse mortgages leading to foreclosures may occur if borrowers fail to meet maintenance obligations, such as payment of taxes or home insurance premiums. When a default cannot be cured, the sub-servicers manage the foreclosure process and the filing of any insurance claims with HUD. The sub-servicers have responsibility for remitting timely advances and statements to borrowers and timely and accurate claims to HUD, including compliance with local, state and federal regulatory requirements.

Additionally, the sub-servicers are also responsible for remitting payments to investors, including interest accrued and interest shortfalls and funding advances such as taxes and home insurance premiums. Advances are typically remitted by the Company to the sub-servicers on a daily basis. Although the Company has outsourced its servicing function, as the issuer the Company has responsibility for all aspects of servicing of the HECM loans and related HMBS beneficial interests under the terms of the servicing contracts, state laws and regulations.

Contractual sub-servicing fees related to sub-servicer arrangements are generally based on a fixed dollar amount per loan and are included in general and administrative expenses in the Consolidated Statements of Operations and Comprehensive Income.

Unfunded Commitments

The Company is required to fund further borrower advances (where the borrower has not fully drawn down the HECM loan proceeds available to them), and to additionally fund the payment of the borrower’s obligation to pay the FHA their monthly insurance premium.

The outstanding unfunded commitments available to borrowers was approximately $2.1 billion as of September 30, 2020. This additional borrowing capacity is primarily in the form of undrawn lines of credit. The Company also has commitments to purchase and sell loans totaling $14.8 million and $90.7 million, respectively, at September 30, 2020.

Mandatory Repurchase Obligation

The Company is required to repurchase reverse loans out of the GNMA securitization pools once the outstanding principal balance of the related HECM is equal to or greater than 98% of the maximum claim amount. Performing repurchased loans are conveyed to the Department of Housing and Urban Development, or HUD, and nonperforming repurchased loans are generally liquidated in accordance with program requirements. Loans are considered nonperforming upon events such as, but not limited to, the death of the mortgagor, the mortgagor no longer occupying the property as their principal residence, or the property taxes or insurance not being paid.

As an issuer of HMBS, the Company also has the option to repurchase reverse loans out of the GNMA securitization pools without GNMA prior approval in certain instances. These situations include the borrower requesting an additional advance that causes the outstanding principal balance to be equal or greater than 98% of the maximum claim amount; the borrower’s loan becoming due and payable under certain circumstances; the borrower not occupying the home for greater than twelve consecutive months for physical or mental illness and the home is not the residence of another borrower; or the borrower failing to perform in accordance with the terms of the loan.

The Company’s business is subject to examinations, investigations and reviews by various federal, state and local regulatory and enforcement agencies. FAR has historically had open investigations with various regulators or enforcement agencies, including examinations and inquiries related to its loan servicing and origination practices. These matters and other pending or potential future investigations, examinations or inquiries may lead to administrative or legal proceedings, and possibly result in remedies including fines, penalties, restitution, or alterations in our business practices, and in additional expenses and collateral costs.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

For each HECM loan that the Company securitizes into Agency HMBS, the Company is required to covenant and warrant to GNMA, among other things, that the HECM loans related to each participation included in the Agency HMBS are eligible under the requirements of the National Housing Act and the GNMA Mortgage-backed Securities Guide, and that the Company will take all actions necessary to ensure the HECM loan’s continued eligibility. The GNMA HMBS program requires that the Company removes the participation related to any HECM loan that does not meet the requirements of the GNMA Mortgage-backed Securities Guide. In addition to securitizing HECM loans into Agency HMBS, the Company may sell HECM loans to third parties and the agreements with such third parties include standard representations and warranties related to such loans, which if breached, may require the Company to repurchase the HECM loan and/or indemnify the purchaser for losses related to such HECM loans. In the case where the Company repurchases the loan, the Company bears any subsequent credit loss on the loan. To the extent that the Company is required to remove a loan from an Agency HMBS, purchase a loan from a third party or indemnify a third party, the potential losses suffered by the Company may be reduced by any recourse the Company has to the originating broker and/or correspondent lender, if applicable, to the extent such entity breached similar or other representations and warranties. Under most circumstances, the Company has the right to require the originating broker/correspondent to repurchase the related loan from the Company and/or indemnify the Company for losses incurred. The Company seeks to manage the risk of repurchase and associated credit exposure through the Company’s underwriting and quality assurance practices.

23.	Changes in Contingently Redeemable Noncontrolling Interest

The Company has determined that the Class B interests of FACo Holdings issued to B2R meet the definition of contingently redeemable noncontrolling interests. Under the FACo Holdings Agreement, the Class B Units may be redeemed upon sale of FACo by FACo Holdings, sale of FAH, or sale of UFG Holdings LLC, which would require FAH to purchase the outstanding Class B Units. The Company has determined that the legal provisions in the FACo Holdings Agreement in which there is a noncontrolling interest represent a substantive profit-sharing arrangement, where the allocation to the members differs from the stated ownership percentages. The Company utilizes the hypothetical liquidation at book value, or HLBV, method for the allocation of profits and losses each period. Under the HLBV method, the amounts of income and loss attributed to the noncontrolling interests in the Consolidated Statements of Operations and Comprehensive Income reflects changes in the amounts each member would hypothetically receive at each balance sheet date under the liquidation provisions of the FACo Holdings Agreement, assuming the net assets of the FACo Holdings were liquidated at their respective recorded amounts. Allocations of profits and losses in the Consolidated Statements of Operations and Comprehensive Income is determined based on the hypothetical amounts that would be distributed to members after taking into account any capital transactions between FACo Holdings and its members as follows:

•	Distributions up to Hurdle Amount of $202 million (subject to certain adjustments defined in the FACo Holdings Agreement) – 100% to Class B Members

•	Distributions of the next $150 million – 95% to Class A Members and 5% to Class B Members, and

•	Thereafter – 75% to Class A Members and 25% to Class B Members

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

The changes in CRNCI are as follows (in thousands):

	September 30, 2020	December 31, 2019
Balance at Beginning of Period	$187,981	$166,274
Net income (loss)	(22,959)	21,707

Balance at End of Period	$165,022	$187,981

24.	General and Administrative Expenses

General and administrative expenses consisted of the following (in thousands):

	For the nine months ended September 30,
	2020	2019
Loan origination fees, net	$54,344	$29,992
Title and closing	44,512	19,061
Loan portfolio expenses	29,123	23,048
Business development	25,837	19,727
Professional fees	46,552	16,390
Communications and data processing	23,053	19,460
Securitization expenses	13,592	8,945
Depreciation and amortization	10,324	9,363
Travel and entertainment	8,111	8,742
Office expense	7,215	6,559
Other expenses	6,244	12,490
Licensing and insurance	4,677	5,024

Total general and administrative expenses	$273,584	$178,801

25.	Business Segment Reporting

The Company has identified six reportable segments: Portfolio Management, Forward Originations, Reverse Originations, Commercial Originations, Lender Services and Corporate/Other.

Portfolio Management

The Portfolio Management segment provides product development, loan securitization, loan sales, risk management, asset management and servicing oversight services to the enterprise and third-party funds. This segment generates its revenues primarily from the sale and securitization of residential mortgages into the secondary market, fair value mark to market gains and losses on loans that we hold to maturity, and mortgage advisory fees earned on various investment and trading activities we provide our internal and external customers. The fair value mark to market gains and losses includes the yield we recognize on the contractual interest income that is expected to be collected based on the stated interest rates of the loans and related liabilities, the accretion of fair value of the related assets and liabilities, and any contractual service fees earned while servicing these assets.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

Forward Originations

The Forward Originations segment originates forward mortgage loans through FAM. This segment generates revenue through the origination and sale of mortgage loans into the secondary market. The Forward Originations segment includes three channels: distributed retail lending, direct-to-consumer lending, and third-party-originator lending.

Reverse Originations

The Reverse Originations segment originates or acquires reverse mortgage loans through FAR. This segment originates HECMs which are insured by the FHA, and proprietary jumbo reverse mortgages. The segment originates reverse mortgage loans through the following channels: retail and third-party-originator. Reverse mortgage lending activities primarily consist of the origination of mortgage loans that are subsequently transferred and securitized into GNMA HECM securities or securities sold to other private investors.

Commercial Originations

The Commerical Originations segment originates or acquires commercial mortgage loans through FACo. The segment provides business purpose lending solutions for residential real estate investors in two principal ways: short-term loans to provide rehab and construction of investment properties meant to be sold upon completion, and investor rental loans collateralized by either a single asset or portfolio of properties. The segment originates commercial mortgage loans through the following channels: retail and third-party-originator. Commercial mortgage lending activities primarily consist of the origination of commercial loans that are subsequently sold or securitized to private investors.

Lender Services

The Lender Services segment provides ancillary business services, title agency and title insurance services, MSR valuation and trade brokerage, and appraisal management services to customers in the residential mortgage, student lending, and commercial lending industries. The segment also operates a foreign branch in the Philippines for fulfillment transactional and administrative support.

Corporate and Other

Corporate and other consists of our Business Excellence Office (“BXO”) and other corporate services groups.

The Company’s segments are based upon the Company’s organizational structure which focuses primarily on the services offered. Corporate functional expenses are allocated to individual segments based on actual cost of services performed based on a direct resource utilization, estimate of percentage use for shared services or headcount percentage for certain functions. Non-allocated corporate expenses include administrative costs of executive management and other corporate functions that are not directly attributable to the Company’s operating segments. Revenues generated on inter-segment services performed are valued based on similar services provided to external parties. To reconcile the Company’s consolidated results, certain inter-segment revenues and expenses are eliminated in the “Eliminations” column in the following tables.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

The following tables are a presentation of financial information by segment for the periods indicated (in thousands):

	For the nine months ended September 30, 2020
	Forward Originations	Reverse Originations	Commercial Originations	Portfolio Management	Lender Services	Operating Segments	Corporate and Other	Elim	Total
REVENUES
Gain on mortgage loans	$832,872	$—	$—	$6,323	$—	$839,195	$—	$(2,294)	$836,901
Net fair value gains	—	137,529	9,939	72,142	—	219,610	—	2,028	221,638
Fee income	90,402	1,478	14,555	13,357	138,819	258,611	—	4,877	263,488
Net interest expense	1,715	—	—	(60,480)	(81)	(58,846)	(4,605)	(99)	(63,550)

Total revenues	924,989	139,007	24,494	31,342	138,738	1,258,570	(4,605)	4,512	1,258,477
Total expenses	593,996	65,374	29,506	61,735	123,453	874,064	32,837	4,512	911,413

Net income (loss) before taxes	$330,993	$73,633	$(5,012)	$(30,393)	$15,285	$384,506	$(37,442)	$—	$347,064

Depreciation and amortization	$4,527	$724	$449	$35	$3,172	$8,907	$1,417	$—	$10,324
Total assets	$2,170,342	$15,163	$57,432	$16,639,324	$103,755	$18,986,016	$351,841	$(315,842)	$19,022,015

	For the nine months ended September 30, 2019
	Forward Originations	Reverse Originations	Commercial Originations	Portfolio Management	Lender Services	Operating Segments	Corporate and Other	Elim	Total
REVENUES
Gain on mortgage loans	$340,170	$—	$—	$7,235	$—	$347,405	$—	$(4,895)	$342,510
Net fair value gains	—	104,700	20,887	107,216	—	232,803	—	4,089	236,892
Fee income	43,405	2,904	25,176	5,903	78,675	156,063	—	(15,541)	140,522
Net interest expense	(304)	—	—	(71,665)	12	(71,957)	(3,901)	(137)	(75,995)

Total revenues	383,271	107,604	46,063	48,689	78,687	664,314	(3,901)	(16,484)	643,929
Total expenses	365,520	56,017	36,454	43,964	74,966	576,921	23,374	(18,887)	581,408

Net income (loss) before taxes	$17,751	$51,587	$9,609	$4,725	$3,721	$87,393	$(27,275)	$2,403	$62,521

Depreciation and amortization	$4,422	$332	$459	$125	$2,754	$8,092	$1,271	$—	$9,363
Total assets	$1,514,502	$91,331	$118,914	$14,625,589	$107,477	$16,457,813	$497,536	$(598,453)	$16,356,896

26.	Liquidity and Capital Requirements

Finance of America Mortgage LLC

In addition to the covenant requirements of FAM mentioned in Note 17—Other Financing Lines of Credit, FAM is subject to various regulatory capital requirements administered by HUD as a result of their mortgage origination and servicing activities. HUD governs non-supervised, direct endorsement mortgagees, and GNMA, FNMA and FHLMC (collectively the “Agencies”) which sponsor programs that govern a significant portion of FAM’s mortgage loans sold and servicing activities. Additionally, FAM is required to maintain minimum net worth requirements for many of the states in which it sells and services loans. Each state has its own minimum net worth requirement; however, none of the state requirements are material to the Company’s consolidated financial statements.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

Failure to meet minimum capital requirements can result in certain mandatory and possibly additional discretionary remedial actions by regulators that, if undertaken, could: (i) remove FAM’s ability to sell and service loans to or on behalf of the Agencies; and (ii) have a direct material effect on FAM’s financial statements, results of operations and cash flows.

In accordance with the regulatory capital guidelines, FAM must meet specific quantitative measures of cash, assets, liabilities, profitability and certain off-balance sheet items calculated under regulatory accounting practices. Further, changes in regulatory and accounting standards, as well as the impact of future events on FAM’s results, may significantly affect the FAM’s net worth adequacy.

Among FAM’s various capital requirements related to its outstanding mortgage origination and servicing agreements, the most restrictive of these requires FAM to maintain a minimum adjusted net worth balance of $135.9 million as of September 30, 2020. FAM’s adjusted net worth was $284.8 million as of September 30, 2020. The Company was therefore in compliance with all net worth requirements.

In addition, FAM is required to maintain both fidelity bond and errors and omissions insurance coverage at tiered levels based on the aggregate unpaid principal balance of the loans serviced by FAM throughout the year. FAM is required to conduct compliance testing at least quarterly to ensure compliance with the foregoing requirements. Through its compliance testing, FAM discovered that its fidelity bond insurance coverage did not meet the required coverage levels as of September 30, 2020; however, as of December 31, 2020, FAM obtained additional coverage to meet the required amounts and, as of the date of this report, is in compliance with applicable requirements.

Finance of America Reverse LLC

As an issuer of HMBS, FAR is required by GNMA to maintain minimum net worth, liquidity and capitalization levels as well as minimum insurance levels.

The net worth required is $5.0 million plus 1% of FAR’s commitment authority from GNMA. The liquidity requirement is for 20% of FAR’s required net worth be in the form of cash or cash equivalent assets. FAR is required to maintain a ratio of 6% of net worth to total assets.

In addition, FAR is required to maintain both fidelity bond and errors and omissions insurance coverage at tiered levels based on the aggregate unpaid principal balance of the loans serviced by FAR throughout the year. FAR is required to conduct compliance testing at least quarterly to ensure compliance with the foregoing requirements. Through its compliance testing, FAR discovered that its fidelity bond insurance coverage did not meet the required coverage levels as of September 30, 2020; however, as of December 31, 2020, FAR obtained additional coverage to meet the required amounts and, as of the date of this report, is in compliance with applicable requirements.

At September 30, 2020, FAR was in compliance with the minimum net worth, liquidity and insurance requirements of GNMA and had received a permanent waiver for its capital requirement. The minimum tangible net worth required of FAR by GNMA at September 30, 2020 was $95.5 million. FAR’s actual net worth calculated based on GNMA guidance at September 30, 2020 was $421.4 million.

Incenter LLC

Incenter Securities Group LLC (“ISG”), one of the operating subsidiaries of Incenter, operates in a highly regulated environment and is subject to federal and state laws, SEC rules and FINRA rules and guidance. Applicable laws and regulations, among other things, restrict permissible activities and require compliance with a wide range of financial and customer-related protections. The consequences of noncompliance can include substantial monetary and nonmonetary sanctions. In addition, ISG is subject to comprehensive examination by its

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

regulators. These regulators have broad discretion to impose restrictions and limitations on the operations of the Company and to impose sanctions for noncompliance. ISG is subject to the SEC’s Uniform Net Capital Rule (SEC Rule 15c3-1), which requires the maintenance of minimum net capital. ISG computes net capital under the alternative method. Under this method, the required minimum net capital is equal to $0.3 million. At September 30, 2020, ISG had met the minimum net capital requirement amounts.

Additionally, ISG claims the exemption provision of SEC Rule 15c3-3(k)(2)(ii). ISG does not hold customer funds or safekeep customer securities. The Company introduces and clears its customers’ transactions through a third-party on a fully-disclosed basis.

Agents National Title Insurance Company, an operating subsidiary of Incenter, has additional capital requirements. In October 2019, Agents entered into a capital maintenance agreement in conjunction with the approval for the certificate of authority for California. This agreement requires Agents to maintain a minimum of $8.0 million in policyholder surplus. If Agents falls below this requirement in any given quarter, Incenter must contribute cash, cash equivalents securities or other instruments to bring Agents to compliance. The Company’s insurance company subsidiaries met the existing minimum statutory capital and surplus requirements as of September 30, 2020.

The Company is also required to maintain bonds, certificates of deposit and interest bearing accounts in accordance with applicable state regulatory requirements. The total requirement was $3.3 million and $3.4 million across all states as of September 30, 2020 and December 31, 2019, respectively. The Company was in compliance with these requirements as of September 30, 2020 and December 31, 2019.

27.	Concentrations of Risk

The Company’s activities are subject to significant risks and uncertainties, including the ability of management to adequately develop its service lines, acquire adequate customer and revenue bases, and overall market demand for its services. In addition, the Company engages in various trading and brokerage activities in which counterparties primarily include broker-dealers, banks and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty or issuer of the instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Financial instruments, which potentially subject the Company to credit risk, consist of cash and cash equivalents, derivatives, loans held for sale, and loans held for investment.

The Company invests its excess cash balances that may exceed federal insured limits with financial institutions evaluated as being creditworthy, primarily in money market accounts which are exposed to minimal interest rate and credit risk. The balances of these accounts are insured by the Federal Deposit Insurance Corporation, subject to certain limitations.

Credit risk is reduced by the Company’s underwriting standards, monitoring pledged collateral and other in-house monitoring procedures performed by management. The Company’s credit exposure for amounts due from investors and derivative related receivables is minimized since its policy is to sell mortgages only to highly reputable and financially sound financial institutions.

Mortgage loans are sold or financed through one of the following methods: (i) sales or financing securitizations to or pursuant to programs sponsored by FNMA, FHLMC, and GNMA, or (ii) sales or financing securitizations issued to private investors. The Company sold $19,050.9 million and $8,509.0 million in mortgage loans to

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

FNMA, FHLMC and GNMA for the nine months ended September 30, 2020 and 2019, respectively. The Company sold or securitized $4,506.1 million and $4,286.1 million in mortgage loans with private investors for the nine months ended September 30, 2020 and 2019, respectively. For the nine months ended September 30, 2020, the sales or financing securitizations issued to private investors consisted of 32.0% non-agency reverse mortgage loans, 20.9% nonperforming repurchased loans, 5.2% third-party financial institutions, 9.9% commercial mortgage loans and 32.0% other. For the nine months ended September 30, 2019, the sales or securitizations to private investors consisted of 18.3% non-agency reverse mortgage loans, 7.2% nonperforming repurchased loans, 16.1% third-party financial institutions, 6.1% commercial mortgage loans, and 52.3% other.

Through FOA’s parent, the Company is owned by Libman Family Holdings, LLC, certain investment funds affiliated with Blackstone and other co-investors. In the ordinary course of conducting business, a portion of these mortgage loans sold or financed relate to certain commercial transactions that the Company enters into with a counterparty that is a non-affiliated company separately owned by certain other investment funds affiliated with Blackstone. The nature of its business interactions with this counterparty may allow the Company to negotiate preferential terms of commercial transactions that may not be available for other parties on an arm’s-length basis. These commercial transactions include the transfer of certain residential mortgage loans, in which the Company receives an ongoing service fee. The Company sold $98.7 million and $35.5 million in mortgage loans to non-affiliated Blackstone portfolio companies for the nine months ended September 30, 2020 and September 30, 2019, respectively. The Company has recognized gains on the sale of mortgages related to transactions with non-affiliated Blackstone portfolio companies of $4.7 million and $1.5 million for the nine months ended September 30, 2020 and September 30, 2019, respectively. In addition, the Company is also contracted by certain non-affiliated Blackstone portfolio companies to provide sub-advisor services in areas such as asset management and administrative oversight, in which the Company receives an advisory fee.

Furthermore, in May 2020, the Company entered into an uncommitted Master Repurchase Agreement with a non-affiliated company, separately owned by other investment funds affiliated with Blackstone, with no stated maturity with a financial institution, under which the Company may enter into transactions, for an aggregate amount of $18.6 million, in which the Company agrees to transfer to the non-affiliated company certain mortgage-backed securities against the transfer of funds by the non-affiliated company, with a simultaneous agreement by the non-affiliated company to transfer such mortgage-backed securities to the Company at a certain date, or on demand, against the transfer of funds by the Company. As of September 30, 2020, the Company had outstanding borrowings of $12.9 million.

Furthermore, in May 2019 the Company entered into a $20.0 million financing agreement with a non-affiliated company, separately owned by other investment funds affiliated with Blackstone, secured by, among other things, eligible asset-backed securities, HECM tails and mezzanine securities backed by warehouse equity. This facility was structured as a master repurchase agreement. The funds advanced are generally repaid using the proceeds from the sale or securitization of the underlying assets or distribution from underlying securities, although prior payment may be required based on, among other things, certain breaches of representations and warranties or other events of default. As of December 31, 2019, the Company had outstanding borrowings of $11.5 million. The facility matured as of June 30, 2020.

In July 2017, the Company entered into a $45.0 million mezzanine financing agreement with a non-affiliated company, separately owned by other investment funds affiliated with Blackstone, secured by a junior lien in mortgage assets pledged to certain senior secured warehouse facilities. This facility was structured as a loan and security agreement. The funds advanced are generally repaid using collections from the underlying assets to the extent remaining after the payment of any senior debt or the proceeds from the sale or securitization of the underlying assets or distribution from underlying securities, although prior payment may be required based on,

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

among other things, certain breaches of representations and warranties or other events of default. As of September 30, 2020 and December 31, 2019, the Company had outstanding borrowings of $16.8 million and $38.4 million, respectively.

Reverse Mortgages

FAR originates, buys and sells HECMs, commonly referred to as reverse mortgages, and securitizes and sells the HECMs as HMBS. FAR is subject to approval of, and is heavily regulated by, federal and state regulatory agencies as a mortgage lender, GNMA issuer, broker and servicer.

The secondary market for the FHA insured HECM loans is not assured; to the extent the program requires Congressional appropriations in future years, which are not forthcoming, the program could be jeopardized; and/or, consumer demand could be reduced if FHA actions result in a reduction of initial principal limit available to borrowers.

FAR depends on its ability to securitize reverse mortgages, subsequent draws, mortgage insurance premiums and servicing fees, and would be adversely affected if the ability to access the secondary market were to be limited.

Concentrations of credit risk associated with reverse mortgage loans are limited due to the large number of customers and their dispersion across many geographic areas. The table below provides the percentage of reverse loans in the Company’s Consolidated Statements of Financial Condition by the location in which the home securing the loan is located and is based on their remaining unpaid principal balances. “Other” consists of loans in states in which concentration individually represents less than 5% of total remaining unpaid principal balance.

	September 30, 2020	December 31, 2019
California	43%	41%
New York	8	7
Texas	5	6
Florida	5	5
Other	39	41

	100%	100%

A significant portion of the Company’s proprietary Jumbo products are originated within the state of California. The Company’s non-agency reverse mortgage production is concentrated by location is presented in the following table. The Company’s total origination volume in any other states did not exceed 5% of the total origination volume, and were included in the “Other” balance.

	September 30, 2020	December 31, 2019
California	85%	85%
Other	15	15

	100%	100%

Loans previously repurchased out of a HMBS pool (“HECM Buyouts”) that were subsequently securitized also contain concentrations of credit risk as they are limited due to the dispersion across of many geographic areas. The table below provides the percentage of securitized nonperforming HECM buyouts in the Company’s Consolidated Statements of Financial Condition by the location in which the home securing the loan is located

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

and is based on their remaining unpaid principal balances. “Other” consists of loans in states in which concentration individually represents less than 5% of total remaining unpaid principal balance.

	September 30, 2020	December 31, 2019
Puerto Rico	21%	24%
New York	15	13
Texas	9	9
California	9	8
Other	46	46

	100%	100%

Puerto Rico’s economy has been in a serious recession since the second quarter of 2006, and its economic downturn has been generally much worse than that of the United States. Further, Hurricane Maria has further stressed the economy and infrastructure in Puerto Rico, resulting in extensive loss of water supplies and electricity.

Regulatory agencies require all properties in affected areas to be inspected for “acceptable” condition prior to any transaction occurring with or on behalf of the GSEs or HUD (including foreclosure sale, property conveyance, sale/funding/transfers of originated loans to third parties, etc.). This required inspection may cause delays in foreclosures and settlement of claims. Additionally, in certain circumstances when there are uninsured losses, the Company may be responsible for repairs to the properties if not done by the homeowner.

In its determination of fair value amounts for loans that are in disaster impacted areas, the Company has provided for increased expectations of loss severities due to delays in processing claims and uninsured losses. These estimates are based on management’s best estimates of anticipated losses. Actual results may differ from the estimates due to external factors.

Commercial Mortgages

The economies of states where mortgage properties are concentrated may be adversely affected to a greater degree than the economies of other areas of the country. In recent years, certain regions of the United States have experienced significant downturns in the market value of real estate. The table below provides the percentage of loans on the Company’s Consolidated Statements of Financial Condition by the location in which the home securing the loan is located and is based on their remaining unpaid principal balances. “Other” consists of loans in states in which concentration individually represents less than 5% of total remaining unpaid principal balance.

	September 30, 2020	December 31, 2019
New Jersey	11%	13%
California	10	11
Florida	8	9
New York	8	7
Texas	7	0
Illinois	6	7
Pennsylvania	5	6
Connecticut	6	0
Other	39	47

	100%	100%

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

Incenter

The Company had two major referral partners accounting for approximately 16% of the Company’s title and closing revenue for the nine months ended September 30, 2020 and 2019.

Ratings have always been an important factor in establishing the competitive position of insurance companies. Ratings reflect the opinion of a rating agency with regard to an insurance company’s or insurance holding company’s financial strength, operating performance and ability to meet its obligations to policyholders and are not evaluations directed to investors. The Company’s insurance subsidiary was rated ‘exceptional’ by Demotech. The Company is subject to continued periodic review by the rating agency and the continued retention of the rating cannot be assured. If the rating is reduced from the current level or the ratings of the Company’s insurance title underwriter are downgraded, our results of operations could be adversely affected.

28.	Related Party Transactions

The Company transacts with various related parties as a part of normal day-to day operations. The Company has advanced funds to Global to fund operations.

Total amounts due were as follows:

	September 30, 2020	December 31, 2019
UFG Global LLC	$30	$1,458
Other related parties	1,140	1,356

Due from related parties	$1,170	$2,814

Promissory Notes

In June 2019, the Company executed two Revolving Working Capital Promissory Note Agreements (the “2019 Promissory Notes”) with BTO Urban Holdings and Libman Family Holdings, LLC, which are deemed affiliates of the Company, which was secured by certain tangible assets. The 2019 Promissory Notes accrued interest monthly at a rate of 10.0% per annum and were initially scheduled to mature in June 2020. The Company extended the maturity of one of the 2019 Promissory Notes to July 2020. For the nine months ended September 30, 2020 and 2019, the Company paid interest of $3.1 million and $2.1 million related to the 2019 Promissory Notes, respectively. All of the outstanding principal related to the 2019 Promissory Notes have been fully repaid as of September 30, 2020.

Agricultural Loans

In 2019, the Company entered into an Amended and Restated Limited Liability Company Agreement with FarmOp Capital Holdings, LLC (“FarmOps”) in which the Company acquired an equity investment in FarmOps. Subsequent to this agreement, the Company agreed to purchase originated agricultural loans from FarmOps. For the nine months ended September 30, 2020, the Company had purchased agricultural loans with an aggregate outstanding unpaid principal balance of $80.9 million. The total purchase price for these loans was $79.9 million.

Cloudvirga

In 2017, certain subsidiaries of the Company entered into a Series B deferred stock purchase agreement with Cloudvirga, Inc. (“Cloudvirga”), in which the company acquired an equity investment in Cloudvirga. Subsequent to this acquisition, the Company entered into a software development arrangement in which Cloudvirga agreed to

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

provide certain technology services for the Company. For the nine months ended September 30, 2020, $0.8 million in professional fees were paid to Cloudvirga in exchange for the services provided. Additionally, $1.7 million of the payments in 2020 were recorded as prepaids and are being expensed over the course of 12 months and $0.5 million was capitalized and will be amortized over a 36 month period.

Wilton Lease

In 2016, the Company entered into a lease agreement with 04TS12Wilton LLC, for which one of the Company’s Directors is a stakeholder, in which the company leased office space at 12 Wilton Road, Westport, Connecticut. The Company paid total rent expense of $0.1 million and $0.1 million for the nine months ended September 30, 2020 and 2019, respectively.

29.	Condensed Financial Information of Registrant (Parent Company Only)

Finance of America Equity Capital LLC

(Parent company only)

Condensed Statements of Financial Condition

(Dollars in thousands)

	September 30, 2020	December 31, 2019
ASSETS
Fixed assets and leasehold improvements, net	$25	$29
Due from related parties	1,900	—
Investment in subsidiaries	1,021,261	755,130
Other assets	969	1,950

TOTAL ASSETS	$1,024,155	$757,109

LIABILITIES AND MEMBERS’ EQUITY
Notes payable	$145	$42,313
Payables and accrued liabilities	10,003	44,002

TOTAL LIABILITIES	10,148	86,315
CRNCI	165,022	187,981

TOTAL MEMBERS’ EQUITY	848,985	482,813

TOTAL LIABILITIES, CRNCI, AND MEMBERS’ EQUITY	$1,024,155	$757,109

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

Finance of America Equity Capital LLC

(Parent Company Only)

Condensed Statements of Operations and Comprehensive Income

(Dollars in thousands)

	For the nine months ended September 30,
	2020	2019
REVENUES
Equity in income from subsidiaries	$355,491	$69,865
Interest expense	(3,659)	(2,221)

TOTAL REVENUES	351,832	67,644

EXPENSES
Salaries and benefits	4,976	5,157
Occupancy and equipment rentals	461	332
General and administrative	905	840

TOTAL EXPENSES	6,342	6,329

NET INCOME BEFORE TAXES	345,490	61,315

NET INCOME	345,490	61,315

COMPREHENSIVE INCOME	$345,490	$61,315

As disclosed in Note 2, Finance of America Equity Capital LLC is a holding company and wholly owned subsidiary of UFG that was formed in July 2020. As such, Finance of America Equity Capital LLC did not have any cash as of September 30, 2020 or 2019, accordingly a Statement of Cash Flows has not been presented. Management determined which assets and liabilities were to be used by the operating subsidiaries and these amounts have been appropriately reflected within the Statement of Financial Position of Finance of America Equity Capital LLC. Changes in these balances are reflected as additional contributions and distributions from UFG in the period in which they occur, and had no impact on any cash balances that may have otherwise been maintained at Finance of America Equity Capital LLC.

Basis of Presentation

The parent company financial statements should be read in conjunction with the Company’s Consolidated Financial Statements and the accompanying notes thereto. The parent company follows the same accounting policies as disclosed in Note 2 to the Company’s Consolidated Financial Statements. For purposes of this condensed financial information, the Company’s wholly owned and majority owned subsidiaries are recorded based upon its proportionate share of the subsidiaries net assets (similar to presenting them on the equity method).

Since restricted net assets of Finance of America Equity Capital LLC and its subsidiaries exceed 25% of the consolidated net assets of the Company and its subsidiaries, the accompanying condensed parent company financial statements have been prepared in accordance with Rule 12-04 Schedule 1 of Regulation S-X. this information should be read in conjunction with the accompanying Consolidated Financial Statements.

Dividends from Subsidiaries

There were no cash dividends paid to Finance of America Equity Capital LLC from the Company’s consolidated subsidiaries during each of the nine months ended September 30, 2020 and 2019.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

30.	Subsequent Events

The Company has evaluated subsequent events from the date of the consolidated financial statements of September 30, 2020 through December 21, 2020, the date these consolidated financial statements were issued. No events or transactions were identified that would have an impact on the financial position or results of operations of the Company as of September 30, 2020 as reported herein. However, management of the Company believes disclosure of the following events is appropriate.

Securitizations

FAR

In October 2020, the Company securitized approximately $217.9 million of its outstanding non-Agency Jumbo reverse mortgages, through the issuance of $241.7 million of mortgage backed notes, which accrue interest at an annual rate of 2.0% to 3.0% and have a scheduled final maturity date of August 2025. The principal and interest on the outstanding certificates are paid using the cash flows from the underlying reverse mortgage loans, which serve as collateral for the debt. The securitization is callable by the Company with the first optional redemption date on August 2023.

In December 2020, the Company securitized approximately $278.4 million of its outstanding non-Agency HELOC and Jumbo reverse mortgages, through the issuance of $313.4 million of mortgage backed notes, which accrue interest at an annual rate of 5.0% to 7.5% and have a scheduled final maturity date of December 2050. The principal and interest on the outstanding certificates are paid using the cash flows from the underlying reverse mortgage loans, which serve as collateral for the debt. The securitization is callable by the Company with the first optional redemption date on December 2023.

In December 2020, the Company executed its optional redemption of outstanding securitized notes related to outstanding nonperforming HECM securitizations. As part of the optional redemption, the Company paid off notes with an outstanding principal balance of $149.7 million. The notes were paid off at par.

FACo

In December 2020, the Company executed the sale of a majority portion of the retained A2 bond, derived from the Antler 20 Securitization, for a total of $18.3 million. The Company continues to retain $0.4M of the A2 bond post sale. Additionally, in conjunction with the sale of the portion of bonds, the interest rate for the bond was amended from 12% to 6.9%.

Financing Lines of Credit

Forward Mortgage Lines

The April 2021 $250.0 million Facility was amended in October 2020. Under the terms of the new amended agreement, the borrowing capacity was expanded from $250.0 million to $350.0 million.

The July 2021 $100.0 million Facility was amended in October 2020. Under the terms of the new amended agreement, the Facility was expanded from $100.0 million to $150.0 million.

The November 2020 $150.0 million Facility was amended in November 2020. Under the terms of the new amended agreement, the maturity date was extended to November 2021.

The December 2020 $250.0 million Facility was amended in December 2020. Under the terms of the new amended agreement, the maturity date was extended to January 2021.

Finance of America Equity Capital LLC and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

The October 2020 $250.0 million Facility was amended in October 2020. Under the terms of the new amended agreement, the maturity date was extended to October 2021.

Reverse Lines

The October 2020 $600.0 million Facility was amended in October 2020. Under the terms of the new amended agreement, the maturity date was extended to October 2021 and the borrowing capacity was reduced from $600.0 million to $400.0 million.

The April 2022 $90.0 million Facility was amended in October 2020. Under the terms of the new amended agreement, the borrowing capacity was reduced from $90.0 million to $45.0 million.

In December 2020, a new facility agreement of $100.0 million was executed with a maturity date of December 2021.

The October 2020 $75.0 million Facility was terminated and paid in full in October 2020.

Commercial Lines

The May 2021 $18.6 million Facility was terminated and paid in full in December 2020.

The August 2020 $200.0 million Facility was amended in October, 2020. Under the terms of the new amended agreement, the maturity date was extended to December 21, 2020.

FAH

The June 2021 $20.0 million Facility was terminated and paid in full in October 2020.

Related Party Transactions

Agricultural Loans

The Company executed a promissory note with FarmOps on November 8th, 2020 in the amount of $0.25 million with a maturity date of January 8th, 2021 and a stated rate of 10% annual interest.

Subsequent to the execution of the promissory note dated November 9, 2020, the Company and FarmOps executed an amended and restated promissory note on December 8, 2020 in the amount of $0.75 million, all other terms remaining the same.

FOA RESPA Feeder Fund LP

On December 3, 2020, the Company entered into a $200.0 million nonrevolving facility commitment with the Blackstone Investors and the BL Investors. Repayment of amounts drawn from the facility are repaid from operating cash flows, which are determined based on net cash flows from certain identified MSRs. As of December 7, 2020, the Company took an advance for $10.7 million against this commitment for the purchase of MSRs with a fair value of $10.7 million.

Senior Unsecured Notes

On November 5, 2020, Finance of America Funding LLC issued $350.0 million aggregate principal amount of senior unsecured notes due November 15, 2025. The senior unsecured notes bear interest at a rate of 7.875% per year, payable semi-annually in arrears on May 15 and November 15 beginning on May 15, 2021. The 7.875% senior unsecured notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by FoA and each of FoA’s material existing and future wholly-owned domestic subsidiaries (other than Finance of America Funding LLC and subsidiaries that cannot guarantee the notes for tax, contractual or regulatory reasons).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

Replay Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Replay Acquisition Corp. (the “Company”) as of December 31, 2019 and 2018, the related statements of operations, changes in shareholders’ equity and cash flows, for the year ended December 31, 2019 and for the period from November 6, 2018 (inception) to December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the year ended December 31, 2019 and for the period from November 6, 2018 (inception) to December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the U.S. Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2018.

New York, New York

March 25, 2020

REPLAY ACQUISITION CORP.

BALANCE SHEETS

	December 31,
	2019	2018
Assets:
Current assets:
Cash	$1,589,795	$25,000
Prepaid expenses	62,738	—

Total current assets	1,652,533	25,000
Investments held in Trust Account	292,054,158	—
Deferred offering costs associated with the initial public offering	—	89,354

Total Assets	$293,706,691	$114,354

Liabilities and Shareholders’ Equity:
Current liabilities:
Accounts payable	$86,595	$18,000
Accrued expenses	8,860	74,048

Total current liabilities	95,455	92,048
Deferred underwriting commissions	9,187,500	—

Total liabilities	9,282,955	92,048

Commitments and contingencies
Ordinary shares, $0.0001 par value; 27,942,373 and -0- shares subject to possible redemption at $10.00 per share at December 31, 2019 and 2018, respectively	279,423,730	—

Shareholders’ Equity:
Preferred shares, $0.0001 par value; 2,000,000 shares authorized; none issued and outstanding	—	—
Ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 7,995,127 and 7,187,500 shares issued and outstanding (excluding 27,942,373 and -0- shares subject to possible redemption) at December 31, 2019 and 2018, respectively	800	719
Additional paid-in capital	775,141	24,281
Retained earnings (Accumulated deficit)	4,224,065	(2,694)

Total shareholders’ equity	5,000,006	22,306

Total Liabilities and Shareholders’ Equity	$293,706,691	$114,354

The accompanying notes are an integral part of these financial statements.

REPLAY ACQUISITION CORP.

STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2019	For the period from November 6, 2018 (inception) through December 31, 2018
General and administrative expenses	$327,399	$2,694

Loss from operations	(327,399)	(2,694)
Gain on marketable securities, dividends and interest held in Trust Account	4,554,158	—

Net income (loss)	$4,226,759	$(2,694)

Basic and diluted weighted average shares outstanding of Public Shares	28,750,000	—

Basic and diluted net income per share, Public Share	$0.16	$—

Basic and diluted weighted average shares outstanding of Founder Shares	7,187,500	7,187,500

Basic and diluted net loss per share, Founder Share	$(0.05)	$(0.00)

The accompanying notes are an integral part of these financial statements.

REPLAY ACQUISITION CORP.

STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY

	Ordinary Shares		Additional Paid- In Capital	Retained earnings (Accumulated Deficit)	Total Shareholders’ Equity
	Shares	Amount
Balance - November 6, 2018 (inception)	—	$—	$—	$—	$—

Issuance of ordinary shares to Sponsor (1)	7,187,500	719	24,281	—	25,000
Net loss	—	—	—	(2,694)	(2,694)

Balance - December 31, 2018	7,187,500	$719	$24,281	$(2,694)	$22,306

Sale of units in initial public offering, gross	28,750,000	2,875	287,497,125	—	287,500,000
Offering costs	—	—	(15,075,329)	—	(15,075,329)
Sale of private placement warrants to Sponsor in private placement	—	—	7,750,000	—	7,750,000
Ordinary shares subject to possible redemption	(27,942,373)	(2,794)	(279,420,936)	—	(279,423,730)
Net income	—	—	—	4,226,759	4,226,759

Balance - December 31, 2019	7,995,127	$800	$775,141	$4,224,065	$5,000,006

(1)        This number includes up to 937,500 ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters. On April 5, 2019, the underwriters fully exercised their over-allotment option; thus, the 937,500 Founder Shares were no longer subject to forfeiture.

The accompanying notes are an integral part of these financial statements.

REPLAY ACQUISITION CORP.

STATEMENTS OF CASH FLOWS

	For the Year Ended December 31, 2019	For the period from November 6, 2018 (inception) through December 31, 2018
Cash Flows from Operating Activities:
Net income (loss)	$4,226,759	$(2,694)
Adjustments to reconcile net income to net cash used in operating activities:
Gain on marketable securities, dividends and interest held in Trust Account	(4,554,158)	—
Changes in operating assets and liabilities:
Prepaid expenses	(62,738)	—
Accrued expenses	6,166	2,694
Accounts payable	83,995	—

Net cash used in operating activities	(299,976)	—

Cash Flows from Investing Activities
Cash deposited in Trust Account	(287,500,000)	—

Net cash used in investing activities	(287,500,000)	—

Cash Flows from Financing Activities:
Proceeds from issuance of ordinary shares to Sponsor	—	25,000
Proceeds from note payable to related party	250,000	—
Repayment of note payable from related party	(250,000)	—
Proceeds received from initial public offering, gross	287,500,000	—
Proceeds from private placement	7,750,000	—
Offering costs paid	(5,885,229)	—

Net cash provided by financing activities	289,364,771	25,000

Net change in cash	1,564,795	25,000
Cash - beginning of the period	25,000	—

Cash - end of the period	$1,589,795	$25,000

Supplemental disclosure of noncash activities:
Offering costs included in accrued expenses	$—	$71,354
Offering costs included in accounts payable	$2,600	$18,000
Value of ordinary shares subject to possible redemption	$279,423,730	$—

The accompanying notes are an integral part of these financial statements.

REPLAY ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

NOTE 1.    DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General

Replay Acquisition Corp. (the “Company”) was incorporated as a Cayman Islands exempted company on November 6, 2018. The Company was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). Although the Company is not limited to a particular business, industry or geographical location for purposes of consummating a Business Combination, the Company intends to focus its search for a target in Argentina and/or Brazil focused on industries that the Company believes have favorable prospects and a high likelihood of generating strong risk-adjusted returns for its shareholders. These industries include, but are not limited to, the consumer, telecommunications and technology, energy, financial services and real estate sectors. The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.

As of December 31, 2019, the Company had not commenced any operations. All activity for the period from November 6, 2018 (inception) through December 31, 2019 relates to the Company’s formation, the Company’s initial public offering (the “Initial Public Offering”) described below, and since the Initial Public Offering, the search for a potential target. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of investment income on cash and cash equivalents from the proceeds derived from the Initial Public Offering.

Sponsor and Initial Public Offering

The Company’s sponsor is Replay Sponsor, LLC, a Delaware limited liability company (the “Sponsor”). The Company’s ability to commence operations is contingent upon obtaining adequate financial resources. The registration statement for the Company’s Initial Public Offering was declared effective on April 3, 2019. On April 8, 2019, the Company consummated its Initial Public Offering of 28,750,000 units (“Units”), including the issuance of 3,750,000 Units as a result of the underwriters’ full exercise of their over-allotment option, at $10.00 per Unit, generating gross proceeds of $287.5 million, and incurring offering costs of approximately $15.0 million, inclusive of approximately $9.2 million in deferred underwriting commissions (Note 5).

Simultaneously with the closing of the Initial Public Offering, the Company consummated the private placement (“Private Placement”) of 7,750,000 warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant to the Sponsor, generating gross proceeds of $7.75 million (Note 4).

Recent Developments

On August 15, 2019, the Company received a written notice (the “Notice”) from the staff of NYSE Regulation of the New York Stock Exchange (“NYSE”) indicating that the Company is not currently in compliance with Section 802.01B of the NYSE Listed Company Manual (the “Manual”), which requires the Company to maintain a minimum of 300 public shareholders on a continuous basis.

Pursuant to the Notice, the Company is subject to the procedures set forth in Sections 801 and 802 of the Manual. The Company submitted a business plan that demonstrates how the Company expects to return to compliance with the minimum public shareholders requirement within 18 months of receipt of the Notice. The Company anticipates that it will satisfy this listing requirement within such time period once it consummates an initial Business Combination.

On October 24, 2019, the Company was notified by the staff of NYSE Regulation that the NYSE’s Listings Operations Committee has agreed to accept the Company’s business plan. The Company will be subject to quarterly monitoring for compliance with such plan.

The Company’s ordinary shares, warrants and Units, which trade under the symbols “RPLA,” “RPLA WS” and “RPLA.U,” respectively, will continue to be listed and traded on the NYSE during the cure period, subject to the Company’s compliance with the NYSE’s other applicable continued listing standards, and will bear the indicator “.BC” on the consolidated tape to indicate noncompliance with the NYSE’s continued listing standards.

Trust Account

Upon the closing of the Initial Public Offering and Private Placement, $287.5 million ($10.00 per Unit) of the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement was placed in a trust account (the “Trust Account”), located in the United States at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account as described below.

Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete one or more initial Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide its holders (the “Public Shareholders”) of its ordinary shares, par value $0.0001 per share, sold in the Initial Public Offering (the “Public Shares”), with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share). The per-share amount to be distributed to Public Shareholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 5). These Public Shares were classified as temporary equity upon the completion of the Initial Public Offering in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and a majority of the shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transactions is required by law, or the Company decides to obtain shareholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each Public Shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction. If the Company seeks shareholder approval in connection with a Business Combination, the initial shareholders (as defined below) agreed to vote their Founder Shares (as defined below in Note 4) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination. Subsequent to the consummation of the Initial Public Offering, the Company will adopt an insider trading policy which will require insiders to: (i) refrain from purchasing shares during certain blackout periods and when they are in possession of any material non-public information and (ii) to clear all trades with the Company’s legal counsel prior to execution. In addition, the initial shareholders agreed to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of a Business Combination.

Notwithstanding the foregoing, the Amended and Restated Memorandum and Articles of Association provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the ordinary shares sold in the Initial Public Offering, without the prior consent of the Company.

The Company’s Sponsor, officers and directors (the “initial shareholders”) agreed not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (a) that would modify the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination within 24 months from the closing of the Initial Public Offering, or April 8, 2021, (the “Combination Period”) or (b) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their ordinary shares in conjunction with any such amendment.

If the Company is unable to complete a Business Combination within the Combination Period, the Company will (1) cease all operations except for the purpose of winding up, (2) as promptly as reasonably possible but no more than 10 business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and its board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The initial shareholders agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial shareholders should acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriters agreed to waive their rights to their deferred underwriting commissions (see Note 5) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the $10.00 per share initially held in the Trust Account. In order to protect the amounts held in the Trust Account, the Sponsor agreed to be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent auditors) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account below (1) $10.00 per Public Share or (2) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent auditors), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Liquidity

As of December 31, 2019, the Company had approximately $1.6 million outside of the Trust Account, approximately $4.6 million of investment income available in the Trust Account to pay for tax obligations (less up to $100,000 of interest to pay dissolution expenses), and working capital of approximately $1.6 million.

Through December 31, 2019, the Company’s liquidity needs have been satisfied through receipt of a $25,000 capital contribution from the Sponsor in exchange for the issuance of the Founder Shares (Note 4) to the Sponsor, $250,000 in note payable to the Sponsor and approximately $2,000 of general and administrative expenses paid by a related party on behalf of the Company. Subsequent to the consummation of the Initial Public Offering, the Company received the net proceeds from the consummation of the Private Placement not held in the Trust Account of $2.0 million. The Company fully repaid the note and the advances to the Sponsor and the related party in May 2019.

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company Working Capital Loans (Note 4). Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. To date, the Company has no borrowings under the Working Capital Loans.

Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity to meet the Company’s needs through the earlier of the consummation of an initial Business Combination or one year from this filing. Over this time period, the Company will be using these funds for paying existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the initial Business Combination.

NOTE 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist principally of cash and investments held in Trust Account. Cash is maintained in accounts with financial institutions, which, at times may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on its cash accounts and management believes, based upon the quality of the financial institutions, that the credit risk with regard to these deposits is not significant. The Company’s investments held in Trust Account consists entirely of U.S. government securities with an original maturity of 180 days or less.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under the FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

Investments Held in Trust Account

The Company’s portfolio of investments held in Trust Account are comprised solely of U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less, classified as trading securities. Trading securities are presented on the balance sheets at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of these securities is included in gain on marketable securities (net), dividends and interest, held in Trust Account in the accompanying statement of operations. The fair value for trading securities is determined using quoted market prices in active markets.

Fair Value Measurements

ASC 820, Fair Value Measurement, defines fair value and requires disclosures about fair value measurements. Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets;

•

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

ASC 825, Financial Instruments, requires all entities to disclose the fair value of financial instruments, both assets and liabilities for which it is practicable to estimate fair value. As of December 31, 2019, and 2018, the recorded values of cash, prepaid expenses, accounts payable, and accrued expenses approximate the fair values due to the short-term nature of the instruments. The Company’s investments held in Trust Account are comprised of investments in U.S. government securities with an original maturity of 180 days or less. The fair value for trading securities is determined using quoted market prices in active markets.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Offering Costs

Offering costs consist of expenses incurred in connection with preparation of the Initial Public Offering, of approximately $15.1 million consisted principally of underwriter discounts of $14.4 million (including $9.2 million of which payment is deferred) and approximately $638,000 of professional, printing, filing, regulatory and other costs. These expenses, together with the underwriting discounts and commissions, were charged to equity upon completion of the Initial Public Offering.

Ordinary Shares Subject to Possible Redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, at December 31, 2019, 27,942,373 ordinary shares subject to possible redemption are presented as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet. At December 31, 2018, the Company did not have any ordinary shares subject to possible redemption outstanding.

Net Income Per Ordinary Share

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Net income per share is computed by dividing net income by the weighted-average number of ordinary shares outstanding during the periods. The Company had not considered the effect of the warrants sold in the Initial Public Offering (including the consummation of the full over-allotment option) and Private Placement to purchase an aggregate of 22,125,000 ordinary shares in the calculation of diluted income per share, because their inclusion would be anti-dilutive under the treasury stock method.

The Company’s statements of operations include a presentation of income per ordinary share subject to redemption in a manner similar to the two-class method of income per share. Net income per share for the year ended December 31, 2019, basic and diluted for Public Share, were calculated by dividing the gain on marketable securities, dividends and interest held in Trust Account of approximately $4.6 million, by the weighted average number of 28,750,000 Public Shares outstanding for the period. Net loss per share for the year ended December 31, 2019, basic and diluted for Founder Shares were calculated by dividing the net income (approximately $4.2 million, less income attributable to Public Shares in the amount of $4.6 million, resulting in a loss of approximately $327,000), by the weighted average number of 7,187,500 Founder Shares outstanding for the periods.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of December 31, 2019, and 2018. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at December 31, 2019, and 2018. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception. There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statements.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3.    INITIAL PUBLIC OFFERING

On April 8, 2019, the Company sold 28,750,000 Units, including the issuance of 3,750,000 Units as a result of the underwriters’ full exercise of their over-allotment option, at a purchase price of $10.00 per Unit in the Initial

Public Offering. Of these, an aggregate of 2,500,000 Units in the Initial Public Offering (“Affiliate Units”) were purchased by certain affiliates of the Sponsor for gross proceeds of $25.0 million.

Each Unit consists of one ordinary share and one-half of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one ordinary share at a price of $11.50 per share, subject to adjustment (see Note 6).

NOTE 4.    RELATED PARTY TRANSACTIONS

Founder Shares

In December 2018, the Sponsor purchased 7,187,500 ordinary shares, par value $0.0001 per share (the “Founder Shares”), for an aggregate price of $25,000. In March 2019, the Sponsor transferred to the Company’s independent directors an aggregate of 90,000 Founder Shares for an aggregate purchase price of $313. The Sponsor agreed to forfeit up to 937,500 Founder Shares to the extent that the over-allotment option was not exercised in full by the underwriters. The forfeiture was to be adjusted to the extent that the over-allotment option was not exercised in full by the underwriters so that the Founder Shares would represent 20.0% of the Company’s issued and outstanding shares after the Initial Public Offering. On April 5, 2019, the underwriters fully exercised their over-allotment option which closed simultaneously with the Initial Public Offering; thus, the 937,500 Founder Shares were no longer subject to forfeiture.

The initial shareholders agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the initial Business Combination or (B) subsequent to the initial Business Combination, (x) if the last reported sale price of the ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Private Placement Warrants

Simultaneously with the closing of the Initial Public Offering on April 8, 2019, the Company sold 7,750,000 Private Placement Warrants to the Sponsor at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $7.75 million. Each Private Placement Warrant is exercisable for one ordinary share at a price of $11.50 per share. A portion of the net proceeds from the Private Placement Warrants was added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the Private Placement Warrants will expire worthless. The Private Placement Warrants will be non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

The Sponsor and the Company’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the initial Business Combination.

Related Party Loans

On December 1, 2018, the Sponsor agreed to loan the Company an aggregate of up to $250,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). This loan was non-interest bearing and payable on the earlier of June 30, 2019 or the completion of the Initial Public Offering. The Company borrowed $250,000 under the Note, and fully repaid on May 6, 2019.

In addition to the Note, the Company borrowed approximately $2,000 from a related party for general and administrative expenses. The Company repaid this amount on May 7, 2019.

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. To date, the Company had no borrowings under the Working Capital Loans.

Reimbursement

The Sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. The Company’s Audit Committee will review on a quarterly basis all payments that were made to the Sponsor, officers, directors or the Company’s or any of their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on the Company’s behalf.

NOTE 5.    COMMITMENTS & CONTINGENCIES

Registration Rights

The holders of Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans, if any, and any ordinary shares underlying such securities, are entitled to registration rights pursuant to a Registration Rights Agreement entered into on April 3, 2019. These holders will be entitled to certain demand and “piggyback” registration rights. However, the Registration Rights Agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until the termination of the applicable lock-up period for the securities to be registered. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option from the date of the final prospectus relating to the Initial Public Offering to purchase up to 3,750,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions. On April 5, 2019, the underwriters fully exercised their over-allotment option which closed simultaneously with the Initial Public Offering.

Except on the Affiliate Units, the underwriters were entitled to an underwriting discount of $0.20 per Unit, or $5.25 million in the aggregate, paid upon the closing of the Initial Public Offering. In addition, $0.35 per Unit, or approximately $9.19 million in the aggregate will be payable to the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

NOTE 6.    SHAREHOLDERS’ EQUITY

Ordinary Shares—The Company is currently authorized to issue 200,000,000 ordinary shares with a par value of $0.0001 per share. Holders of ordinary shares are entitled to one vote for each share. As of December 31, 2018, there were 7,187,500 ordinary shares outstanding. Of the 7,187,500 ordinary shares, an aggregate of up to 937,500 shares were subject to forfeiture to the Company by the Sponsor for no consideration to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the initial shareholders would collectively own 20% of the Company’s issued and outstanding ordinary shares after the Initial Public Offering. On April 5, 2019, the underwriters fully exercised their over-allotment option which closed simultaneously with the Initial Public Offering; thus, the 937,500 Founder Shares were no longer subject to forfeiture. These 7,187,500 Founder Shares are subject to certain restrictions (see Note 4). In April 2019, the Company sold 28,750,000 Units in the Initial Public Offering. As a result, as of December 31, 2019, there were 35,937,500 ordinary shares issued and outstanding, including 27,942,373 ordinary shares subject to possible redemption.

Preferred Shares—The Company is authorized to issue 2,000,000 preferred shares with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of December 31, 2019, and 2018, there were no preferred shares issued or outstanding.

Warrants—Public Warrants may only be exercised for a whole number of shares. No fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering, or April 8, 2020; provided in each case that the Company has an effective registration statement under the Securities Act covering the ordinary shares issuable upon exercise of the Public Warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their Public Warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 15 business days, after the closing of a Business Combination, the Company will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the ordinary shares issuable upon exercise of the Public Warrants. If the shares issuable upon exercise of the warrants are not registered under the Securities Act, the Company will be required to permit holders to exercise their warrants on a cashless basis. However, no warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration is available. Notwithstanding the above, if the Company’s ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but the Company will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the ordinary shares issuable upon exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be non-redeemable so long as they are held by the initial purchasers or such purchasers’ permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The Company may call the Public Warrants for redemption (except with respect to the Private Placement Warrants):

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon a minimum of 30 days’ prior written notice of redemption; and

•

if, and only if, the last reported closing price of the ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

The exercise price and number of ordinary shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, recapitalization, reorganization, merger or consolidation. In addition, if (x) the Company issues additional ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of such initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price. Additionally, in no event will the Company be required to net cash settle the warrant shares. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

NOTE 7.    FAIR VALUE MEASUREMENTS

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2019 and indicates the fair value hierarchy of the valuation techniques that the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable, such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and includes situations where there is little, if any, market activity for the asset or liability.

Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Investments held in Trust Account (1)	$292,054,158	—	—

(1)	United States Treasury bill matures on April 2, 2020.

At December 31, 2019, approximately $7,900 of the balance in the Trust Account was held in cash. Transfers to/from Levels 1, 2, and 3 are recognized at the end of the reporting period. There were no transfers between levels for the year ended December 31, 2019.

NOTE 8.    SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events,” which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company evaluated subsequent events and transactions that occurred after December 31, 2019, the balance sheet date, up to the date that the audited financial statements were available to be issued.

The impact of the coronavirus (“COVID-19”) outbreak on the Company’s results of operations, financial position and cash flows will depend on future developments, including the duration and spread of the outbreak and related advisories and restrictions. These developments and the impact of COVID-19 on the financial markets and the overall economy are highly uncertain and cannot be predicted. If the financial markets and/or the overall economy are impacted for an extended period, the Company’s results of operations, financial position and cash flows may be materially adversely affected.

REPLAY ACQUISITION CORP.

CONDENSED BALANCE SHEETS

	September 30, 2020	December 31, 2019
	(Unaudited)
Assets:
Current assets:
Cash	$974,317	$1,589,795
Prepaid expenses	47,084	62,738

Total current assets	1,021,401	1,652,533
Investments held in Trust Account	293,255,540	292,054,158

Total Assets	$294,276,941	$293,706,691

Liabilities and Shareholders’ Equity:
Current liabilities:
Accounts payable	$371,225	$86,595
Accrued expenses	414,571	8,860

Total current liabilities	785,796	95,455
Deferred underwriting commissions	9,187,500	9,187,500

Total liabilities	9,973,296	9,282,955
Commitments and contingencies
Ordinary shares, $0.0001 par value; 27,930,364 and 27,942,373 shares subject to possible redemption at $10.00 per share at September 30, 2020 and December 31, 2019, respectively	279,303,640	279,423,730

Shareholders’ Equity:
Preferred shares, $0.0001 par value; 2,000,000 shares authorized; none issued and outstanding	—	—
Ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 8,007,136 and 7,995,127 shares issued and outstanding (excluding 27,930,364 and 27,942,373 shares subject to possible redemption) at September 30, 2020, and December 31, 2019, respectively	801	800
Additional paid-in capital	895,230	775,141
Retained earnings	4,103,974	4,224,065

Total shareholders’ equity	5,000,005	5,000,006

Total Liabilities and Shareholders’ Equity	$294,276,941	$293,706,691

The accompanying notes are an integral part of these unaudited condensed financial statements.

REPLAY ACQUISITION CORP.

UNAUDITED CONDENSED STATEMENTS OF OPERATIONS

	For the three months ended September 30,		For the nine months ended September 30,
	2020	2019	2020	2019
General and administrative expenses	$1,058,292	$111,750	$1,321,473	$245,980

Loss from operations	(1,058,292)	(111,750)	(1,321,473)	(245,980)
Gain on marketable securities, dividends and interest held in Trust Account	86,803	1,561,854	1,201,382	3,322,448

Net income (loss)	$(971,489)	$1,450,104	$(120,091)	$3,076,468

Basic and diluted weighted average shares outstanding of Public Shares	28,750,000	28,750,000	28,750,000	28,750,000

Basic and diluted net income (loss) per share, Public Share	$0.00	$0.05	$0.04	$0.12

Basic and diluted weighted average shares outstanding of Founder Shares	7,187,500	7,187,500	7,187,500	7,187,500

Basic and diluted net loss per share, Founder Share	$(0.15)	$(0.02)	$(0.18)	$(0.03)

The accompanying notes are an integral part of these unaudited condensed financial statements.

REPLAY ACQUISITION CORP.

UNAUDITED CONDENSED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	For the nine months ended September 30, 2020
	Ordinary Shares		Additional Paid-In Capital	Retained Earnings	Total Shareholders’ Equity
	Shares	Amount
Balance - December 31, 2019	7,995,127	$800	$775,141	$4,224,065	$5,000,006

Ordinary shares subject to possible redemption	(96,162)	(10)	(775,141)	(186,469)	(961,620)
Net income	—	—	—	961,618	961,618

Balance - March 31, 2020 (unaudited)	7,898,965	$790	$—	$4,999,214	$5,000,004

Ordinary shares subject to possible redemption	11,022	1	—	110,219	110,220
Net loss	—	—	—	(110,220)	(110,220)

Balance - June 30, 2020 (unaudited)	7,909,987	$791	$—	$4,999,213	$5,000,004

Ordinary shares subject to possible redemption	97,149	10	895,230	76,250	971,490
Net loss	—	—	—	(971,489)	(971,489)

Balance - September 30, 2020 (unaudited)	8,007,136	$801	$895,230	$4,103,974	$5,000,005

	For the nine months ended September 30, 2019
	Ordinary Shares		Additional Paid-In Capital	Accumulated Deficit	Total Shareholders’ Equity
	Shares	Amount
Balance - December 31, 2018	7,187,500	$719	$24,281	$(2,694)	$22,306

Net loss	—	—	—	(13,739)	(13,739)

Balance - March 31, 2019 (unaudited)	7,187,500	$719	$24,281	$(16,433)	$8,567

Sale of units in initial public offering, gross	28,750,000	2,875	287,497,125	—	287,500,000
Offering costs	—	—	(15,075,329)	—	(15,075,329)
Sale of private placement warrants to Sponsor in private placement	—	—	7,750,000	—	7,750,000
Common stock subject to possible redemption	(27,682,334)	(2,768)	(276,820,572)	—	(276,823,340)
Net income	—	—	—	1,640,103	1,640,103

Balance - June 30, 2019 (unaudited)	8,255,166	$826	$3,375,505	$1,623,670	$5,000,001

Ordinary shares subject to possible redemption	(145,010)	(15)	(1,450,085)	—	(1,450,100)
Net income	—	—	—	1,450,104	1,450,104

Balance - September 30, 2019 (unaudited)	8,110,156	$811	$1,925,420	$3,073,774	$5,000,005

The accompanying notes are an integral part of these unaudited condensed financial statements.

REPLAY ACQUISITION CORP.

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

	For the nine months ended September 30,
	2020	2019
Cash Flows from Operating Activities:
Net income (loss)	$(120,091)	$3,076,468
Adjustments to reconcile net income to net cash used in operating activities:
Gain on marketable securities, dividends and interest held in Trust Account	(1,201,382)	(3,322,448)
General and administrative expenses paid by related party	—	2,206
Changes in operating assets and liabilities:
Prepaid expenses	15,654	(101,988)
Accounts payable	284,630	79,620

Accrued expenses	405,711	(87,694)

Net cash used in operating activities	(615,478)	(353,836)

Cash Flows from Investing Activities:
Cash deposited in Trust Account	—	(287,500,000)

Net cash used in investing activities	—	(287,500,000)

Cash Flows from Financing Activities:
Proceeds from note payable to related party	—	250,000
Repayment of note payable and advances from related party	—	(252,206)
Proceeds received from initial public offering, gross	—	287,500,000
Proceeds from private placement	—	7,750,000
Offering costs paid	—	(5,800,229)

Net cash provided by financing activities	—	289,447,565

Net change in cash	(615,478)	1,593,729
Cash - beginning of the period	1,589,795	25,000

Cash - end of the period	$974,317	$1,618,729

Supplemental disclosure of noncash activities:
Offering costs included in accrued expenses	$—	$85,000

Offering costs included in accounts payable	$—	$2,600

Change in value of ordinary shares subject to possible redemption	$(120,090)	$278,273,440

The accompanying notes are an integral part of these financial statements.

REPLAY ACQUISITION CORP.

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

Note 1—Description of Organization and Business Operations

Replay Acquisition Corp. (the “Company”) was incorporated as a Cayman Islands exempted company on November 6, 2018. The Company was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). Although the Company is not limited to a particular business, industry or geographical location for purposes of consummating a Business Combination, the Company intends to focus its search for a target in Argentina and/or Brazil focused on industries that the Company believes have favorable prospects and a high likelihood of generating strong risk-adjusted returns for its shareholders. These industries include, but are not limited to, the consumer, telecommunications and technology, energy, financial services and real estate sectors. The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.

As of September 30, 2020, the Company had not commenced any operations. All activity for the period from November 6, 2018 (inception) through September 30, 2020 relates to the Company’s formation, the Company’s initial public offering (the “Initial Public Offering”) described below, and since the Initial Public Offering, the search for a potential target. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of investment income on cash and cash equivalents from the proceeds derived from the Initial Public Offering.

The Company’s sponsor is Replay Sponsor, LLC, a Delaware limited liability company (the “Sponsor”). The Company’s ability to commence operations is contingent upon obtaining adequate financial resources. The registration statement for the Company’s Initial Public Offering was declared effective on April 3, 2019. On April 8, 2019, the Company consummated its Initial Public Offering of 28,750,000 units (“Units”), including the issuance of 3,750,000 Units as a result of the underwriters’ full exercise of their over-allotment option, at $10.00 per Unit, generating gross proceeds of $287.5 million, and incurring offering costs of approximately $15.0 million, inclusive of approximately $9.2 million in deferred underwriting commissions (Note 5).

Simultaneously with the closing of the Initial Public Offering, the Company consummated the private placement (“Private Placement”) of 7,750,000 warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant to the Sponsor, generating gross proceeds of $7.75 million (Note 4).

On August 15, 2019, the Company received a written notice (the “Notice”) from the staff of NYSE Regulation of the New York Stock Exchange (“NYSE”) indicating that the Company was not then in compliance with Section 802.01B of the NYSE Listed Company Manual (the “Manual”), which requires the Company to maintain a minimum of 300 public shareholders on a continuous basis.

Pursuant to the Notice, the Company was subject to the procedures set forth in Sections 801 and 802 of the Manual. The Company submitted a business plan that demonstrated how the Company expected to return to compliance with the minimum public shareholders requirement within 18 months of receipt of the Notice.

On October 24, 2019, the Company was notified by the staff of NYSE Regulation that the NYSE’s Listings Operations Committee agreed to accept the Company’s business plan, and the Company was subject to quarterly monitoring for compliance with such plan. On November 5, 2020, the Company was notified by the staff of NYSE Regulation that the Company is a “company back in compliance” with Section 802.01B of the Manual.

The Company’s ordinary shares, warrants and Units, which trade under the symbols “RPLA,” “RPLA WS” and “RPLA.U,” respectively, will continue to be listed and traded on the NYSE and will no longer bear the indicator “.BC” on the consolidated tape to indicate noncompliance with the NYSE’s continued listing standards.

Trust Account

Upon the closing of the Initial Public Offering and Private Placement, $287.5 million ($10.00 per Unit) of the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement was placed in a trust account (the “Trust Account”), located in the United States at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee, and invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account as described below.

Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete one or more initial Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. However, the Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act.

The Company will provide its holders (the “Public Shareholders”) of its ordinary shares, par value $0.0001 per share, sold in the Initial Public Offering (the “Public Shares”), with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share). The per-share amount to be distributed to Public Shareholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 5). These Public Shares were classified as temporary equity upon the completion of the Initial Public Offering in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and a majority of the shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transactions is required by law, or the Company decides to obtain shareholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each Public Shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the Business Combination. If the Company seeks shareholder approval in connection with a Business Combination, the initial shareholders (as defined below) agreed to vote their Founder Shares (as defined below in Note 4) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination. Subsequent to the consummation of the Initial Public Offering, the Company will adopt an insider trading policy which will require insiders to: (i) refrain from purchasing shares during certain blackout periods and when they are in possession of any material non-public information and (ii) to clear all trades with the Company’s legal counsel prior to execution. In addition, the initial shareholders agreed to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of a Business Combination.

Notwithstanding the foregoing, the Amended and Restated Memorandum and Articles of Association provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the ordinary shares sold in the Initial Public Offering, without the prior consent of the Company.

The Company’s Sponsor, officers and directors (the “initial shareholders”) agreed not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (a) that would modify the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination within 24 months from the closing of the Initial Public Offering, or April 8, 2021, (the “Combination Period”) or (b) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their ordinary shares in conjunction with any such amendment.

If the Company is unable to complete a Business Combination within the Combination Period, the Company will (1) cease all operations except for the purpose of winding up, (2) as promptly as reasonably possible but no more than 10 business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and its board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The initial shareholders agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial shareholders should acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriters agreed to waive their rights to their deferred underwriting commissions (see Note 5) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the $10.00 per share initially held in the Trust Account. In order to protect the amounts held in the Trust Account, the Sponsor agreed to be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent auditors) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account below (1) $10.00 per Public Share or (2) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent auditors), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Proposed Business Combination

On October 12, 2020, the Company; Finance of America Equity Capital LLC, a Delaware limited liability company (“FoA”); Finance of America Companies Inc., a Delaware corporation and wholly owned subsidiary of the Company (“New Pubco”); RPLY Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of New Pubco (“Replay Merger Sub”); RPLY BLKR Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of New Pubco (“Blocker Merger Sub”); Blackstone Tactical Opportunities Fund (Urban Feeder) – NQ L.P., a Delaware limited partnership (“Blocker”); Blackstone Tactical Opportunities Associates – NQ L.L.C., a Delaware limited liability company (“Blocker GP”); BTO Urban Holdings L.L.C., a Delaware limited liability company (“BTO Urban”), Blackstone Family Tactical Opportunities Investment Partnership – NQ – ESC L.P., a Delaware limited partnership (“ESC”), Libman Family Holdings LLC, a Connecticut limited liability company (“Family Holdings”), The Mortgage Opportunity Group LLC, a Connecticut limited liability company (“TMO”), L and TF, LLC, a North Carolina limited liability company (“L&TF”), UFG Management Holdings LLC, a Delaware limited liability company (“Management Holdings”), and Joe Cayre (each of BTO Urban, ESC, Family Holdings, TMO, L&TF, Management Holdings and Joe Cayre, a “Seller” and, collectively, the “Sellers”); and BTO Urban and Family Holdings, solely in their joint capacity as the representative of the Sellers pursuant to Section 12.18 of the Transaction Agreement (as defined below) (the “Seller Representative”), entered into a Transaction Agreement (the “Transaction Agreement”), pursuant to which the Company agreed to combine with FoA in a series of transactions (collectively, the “Proposed Business Combination”) that will result in New Pubco becoming a publicly-traded company on the New York Stock Exchange (“NYSE”) and controlling FoA in an “UP-C” structure. See Note 8.

Going Concern Consideration

As of September 30, 2020, the Company had approximately $1 million outside of the Trust Account, approximately $5.8 million of investment income available in the Trust Account to pay for tax obligations (less up to $100,000 of interest to pay dissolution expenses), and working capital of approximately $0.2 million.

Through September 30, 2020, the Company’s liquidity needs have been satisfied through receipt of a $25,000 capital contribution from the Sponsor in exchange for the issuance of the Founder Shares (Note 4) to the Sponsor, $250,000 in note payable to the Sponsor and approximately $2,000 of general and administrative expenses paid by a related party on behalf of the Company. Subsequent to the consummation of the Initial Public Offering, the Company received the net proceeds from the consummation of the Private Placement not held in the Trust Account of $2.0 million. The Company fully repaid the note and the advances to the Sponsor and the related party in May 2019.

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company Working Capital Loans (Note 4). Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. To date, the Company has no borrowings under the Working Capital Loans.

On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus (COVID-19). In March 2020, the WHO classified the COVID-19 outbreak as a pandemic (the “COVID-19 pandemic”), based on the rapid increase in exposure globally. The full impact of the COVID-19 pandemic continues to evolve. The impact of the COVID-19 pandemic on the Company’s results of operations, financial position and cash flows will depend on future developments, including the duration and spread of the pandemic and related advisories and restrictions. These developments and the impact of the COVID-19 pandemic on the financial markets and the overall economy are highly uncertain and cannot be predicted. If the financial markets and/or the overall economy are impacted for an extended period, the Company’s results of operations, financial position and cash flows may be materially adversely affected. Additionally, the Company’s ability to complete an initial Business Combination, including the Proposed Business Combination, may be materially adversely affected due to significant governmental measures being implemented to contain the COVID-19 pandemic or treat its impact, including travel restrictions, the shutdown of businesses and quarantines, among others, which may limit the Company’s ability to have meetings with potential investors or affect the ability of a potential target company’s personnel, vendors and service providers to negotiate and consummate an initial Business Combination in a timely manner. The Company’s ability to consummate an initial Business Combination may also be dependent on the ability to raise additional equity and debt financing, which may be impacted by the COVID-19 pandemic and the resulting market downturn.

In connection with the Company’s assessment of going concern considerations in accordance with FASB Accounting Standards Update 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after April 8, 2021.

Note 2—Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited condensed financial statements of the Company have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) for interim financial information and Article 8 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP. In the opinion of management, all adjustments (consisting of normal accruals) considered for a fair presentation have been included. Operating results for the nine months ended September 30, 2020 are not necessarily indicative of the results that may be expected for the year ending December 31, 2020.

The accompanying unaudited condensed financial statements should be read in conjunction with the audited financial statements and notes thereto included on form 10-K filed by in the Company with the ’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2020.

Emerging Growth Company

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the

Company’s financial statement with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist principally of cash and investments held in the Trust Account. Cash is maintained in accounts with financial institutions, which, at times may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on its cash accounts and management believes, based upon the quality of the financial institutions, that the credit risk with regard to these deposits is not significant. The Company’s investments held in the Trust Account consists entirely of U.S. government securities with an original maturity of 180 days or less.

Investments Held in Trust Account

The Company’s portfolio of investments held in the Trust Account are comprised solely of U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less, classified as trading securities. Trading securities are presented on the balance sheets at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of these securities is included in gain on marketable securities (net), dividends and interest, held in the Trust Account in the accompanying statement of operations. The fair value for trading securities is determined using quoted market prices in active markets.

Fair Value Measurements

ASC 820, Fair Value Measurement, defines fair value and requires disclosures about fair value measurements. Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets;

•

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

As of September 30, 2020, and December 31, 2019, the recorded values of cash and accounts payable approximate the fair values due to the short-term nature of the instruments. The Company’s investments held in the Trust Account are comprised of investments in U.S. government securities with an original maturity of 180 days or less. The fair value for trading securities is determined using quoted market prices in active markets.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Offering Costs

Offering costs consist of expenses incurred in connection with preparation of the Initial Public Offering, of approximately $15.1 million consisted principally of underwriter discounts of $14.4 million (including $9.2 million of which payment is deferred) and approximately $638,000 of professional, printing, filing, regulatory and other costs. These expenses, together with the underwriting discounts and commissions, were charged to equity upon completion of the Initial Public Offering.

Ordinary Shares Subject to Possible Redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, at September 30, 2020 and December 31, 2019, 27,930,364 and 28,827,344 ordinary shares subject to possible redemption are presented as temporary equity outside of the shareholders’ equity section of the Company’s balance sheets, respectively.

Net Income (Loss) Per Ordinary Share

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Net income (loss) per share is computed by dividing net income (loss) by the weighted-average number of ordinary shares outstanding during the periods. The Company had not considered the effect of the warrants sold in the Initial Public Offering (including the consummation of the full over-allotment option) and Private Placement to purchase an aggregate of 22,125,000 ordinary shares in the calculation of diluted income per share, because their inclusion would be anti-dilutive under the treasury stock method.

The Company’s unaudited condensed statements of operations include a presentation of income (loss) per ordinary share subject to redemption in a manner similar to the two-class method of income per share. Net income (loss) per share for the three months ended September 30, 2020, basic and diluted for Public Shares, was calculated by dividing the gain on marketable securities, dividends and interest held in the Trust Account of approximately $87,000 by the weighted average number of 28,750,000 Public Shares outstanding for the period. Net loss per share for the three months ended September 30, 2020, basic and diluted for Founder Shares, was calculated by dividing the net loss (approximately $970,000 less gain attributable to Public Shares in the amount of approximately $87,000, resulting in a loss of approximately $1 million), by the weighted average number of 7,187,500 Founder Shares outstanding for the period.

Net income (loss) per share for the nine months ended September 30, 2020, basic and diluted for Public Shares, was calculated by dividing the gain on marketable securities, dividends and interest held in the Trust Account of approximately $1.2 million, by the weighted average number of 28,750,000 Public Shares outstanding for the period. Net loss per share for the nine months ended September 30, 2020, basic and diluted for Founder Shares, was calculated by dividing the net loss (approximately $120,000, less income attributable to Public Shares in the amount of $1.2 million, resulting in a loss of approximately $1.3 million), by the weighted average number of 7,187,500 Founder Shares outstanding for the period.

At September 30, 2020, we did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary shares and then share in our earnings. As a result, diluted loss per share is the same as basic loss per share for the periods presented.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of September 30, 2020 and December 31, 2019. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at September 30, 2020 and December 31, 2019. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception. There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statements.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

Note 3—Initial Public Offering

On April 8, 2019, the Company sold 28,750,000 Units, including the issuance of 3,750,000 Units as a result of the underwriters’ full exercise of their over-allotment option, at a purchase price of $10.00 per Unit in the Initial Public Offering. Of these, an aggregate of 2,500,000 Units in the Initial Public Offering (“Affiliate Units”) were purchased by certain affiliates of the Sponsor for gross proceeds of $25.0 million.

Each Unit consists of one ordinary share and one-half of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one ordinary share at a price of $11.50 per share, subject to adjustment (see Note 6).

Note 4—Related Party Transactions

Founder Shares and Private Placement Warrants

In December 2018, the Sponsor purchased 7,187,500 ordinary shares, par value $0.0001 per share (the “Founder Shares”), for an aggregate price of $25,000. In March 2019, the Sponsor transferred to the Company’s independent directors an aggregate of 90,000 Founder Shares for an aggregate purchase price of $313. The Sponsor agreed to forfeit up to 937,500 Founder Shares to the extent that the over-allotment option was not exercised in full by the underwriters. The forfeiture was to be adjusted to the extent that the over-allotment option was not exercised in full by the underwriters so that the Founder Shares would represent 20.0% of the Company’s issued and outstanding shares after the Initial Public Offering. On April 5, 2019, the underwriters fully exercised their over-allotment option which closed simultaneously with the Initial Public Offering; thus, the 937,500 Founder Shares were no longer subject to forfeiture.

The initial shareholders agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the initial Business Combination or (B) subsequent to the initial Business Combination, (x) if the last reported sale price of the ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Simultaneously with the closing of the Initial Public Offering on April 8, 2019, the Company sold 7,750,000 Private Placement Warrants to the Sponsor at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $7.75 million. Each Private Placement Warrant is exercisable for one ordinary share at a price of $11.50 per share. A portion of the net proceeds from the Private Placement Warrants was added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the Private Placement Warrants will expire worthless. The Private Placement Warrants will be non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

The Sponsor and the Company’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the initial Business Combination.

Contemporaneously with the execution of the Transaction Agreement, the initial shareholders entered into an amendment and restatement of the existing Sponsor Agreement (as amended and restated, the “Sponsor Agreement”) with New Pubco, the Company and FoA, pursuant to which, among other things, (i) immediately prior to the Domestication (as defined below), all of the Private Placement Warrants owned by the Sponsor will be exchanged for ordinary shares and (ii) excluding the Founder Shares held by the Company’s independent directors (unless transferred to any other initial shareholder or permitted transferee thereof), 40% of the Founder Shares held by the Sponsor will be vested and wholly owned by the Sponsor as of the closing of the Proposed Business Combination and 60% of the Founder Shares held by the Sponsor will be subject to vesting and forfeiture in accordance with certain terms and conditions. See Note 8.

Pursuant to the Sponsor Agreement, the initial shareholders have agreed to (i) vote or cause to be voted at the general meeting all of their Founder Shares and all other equity securities that they hold in the Company in favor of each proposal in connection with the Proposed Business Combination and the Transaction Agreement and any other matters reasonably necessary for consummation of the Proposed Business Combination, (ii) use reasonable best efforts to cause to be done all reasonably necessary, proper or advisable actions to consummate the Proposed Business Combination, (iii) waive all redemption rights and certain other rights in connection with the Proposed Business Combination and (iv) be bound by the same exclusivity obligations that bind the purchaser-side parties in the Transaction Agreement.

PIPE Agreements

Concurrently with the execution of the Transaction Agreement, the Company entered into the Replay PIPE Agreements (as defined below) with various investors, including an affiliate of the Sponsor, pursuant to which such investors agreed to purchase ordinary shares (which ordinary shares will be converted into Replay LLC Units pursuant to the Domestication and then will be converted into the right to receive shares of Class A Common Stock pursuant to the Replay Merger (as defined below)). In the aggregate, the PIPE Investors (as defined below) have committed to purchase $250.0 million of PIPE Shares (as defined below), at a purchase price of $10.00 per PIPE Share, including $10.0 million of PIPE Shares to be purchased by an affiliate of the Sponsor. See Note 8.

Related Party Loans

On December 1, 2018, the Sponsor agreed to loan the Company an aggregate of up to $250,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). This loan was non-interest bearing and payable on the earlier of June 30, 2019 or the completion of the Initial Public Offering. The Company borrowed $250,000 under the Note, and fully repaid on May 6, 2019.

In addition to the Note, the Company borrowed approximately $2,000 from a related party for general and administrative expenses. The Company repaid this amount on May 7, 2019.

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. To date, the Company had no borrowings under the Working Capital Loans.

Reimbursement

The Sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. The Company’s Audit Committee will review on a quarterly basis all payments that were made to the Sponsor, officers, directors or the Company’s or any of their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on the Company’s behalf.

Note 5—Commitments and Contingencies

Registration Rights

The holders of Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans, if any, and any ordinary shares underlying such securities, are entitled to registration rights pursuant to a Registration Rights Agreement entered into on April 3, 2019. These holders will be entitled to certain demand and “piggyback” registration rights. However, the Registration Rights Agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until the termination of the applicable lock-up period for the securities to be registered. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option from the date of the final prospectus relating to the Initial Public Offering to purchase up to 3,750,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price less the underwriting discounts and commissions. On April 5, 2019, the underwriters fully exercised their over-allotment option which closed simultaneously with the Initial Public Offering.

Except on the Affiliate Units, the underwriters were entitled to an underwriting discount of $0.20 per Unit, or $5.25 million in the aggregate, paid upon the closing of the Initial Public Offering. In addition, $0.35 per Unit, or approximately $9.19 million in the aggregate will be payable to the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

Note 6—Shareholders’ Equity

Ordinary Shares—The Company is currently authorized to issue 200,000,000 ordinary shares with a par value of $0.0001 per share. Holders of ordinary shares are entitled to one vote for each share. In April 2019, the Company sold 28,750,000 Units in the Initial Public Offering. As a result, as of September 30, 2020 and December 31, 2019, there were 35,937,500 ordinary shares issued and outstanding, including 27,930,364 and 27,942,373 ordinary shares subject to possible redemption, respectively.

Preferred Shares—The Company is authorized to issue 2,000,000 preferred shares with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of September 30, 2020, and December 31, 2019, there were no preferred shares issued or outstanding.

Warrants—Public Warrants may only be exercised for a whole number of shares. No fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. The Public Warrants will become exercisable 30 days after the completion of a Business Combination, provided that the Company has an effective registration statement under the Securities Act covering the ordinary shares issuable upon exercise of the Public Warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their Public Warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 15 business days, after the closing of a Business Combination, the Company will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the ordinary shares issuable upon exercise of the Public Warrants. If the shares issuable upon exercise of the warrants are not registered under the Securities Act, the Company will be required to permit holders to exercise their warrants on a cashless basis. However, no warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration is available. Notwithstanding the above, if the Company’s ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but the Company will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the ordinary shares issuable upon exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be non-redeemable so long as they are held by the initial purchasers or such purchasers’ permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The Company may call the Public Warrants for redemption (except with respect to the Private Placement Warrants):

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon a minimum of 30 days’ prior written notice of redemption; and

•

if, and only if, the last reported closing price of the ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

The exercise price and number of ordinary shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, recapitalization, reorganization, merger or consolidation. In addition, if (x) the Company issues additional ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of such initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price. Additionally, in no event will the Company be required to net cash settle the warrant shares. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

Note 7—Fair Value Measurements

The following tables present information about the Company’s financial assets that are measured at fair value on a recurring basis as of September 30, 2020 and December 31, 2019 by level within the fair value hierarchy:

September 30, 2020
Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Investments held in Trust Account
Money Market Fund	$9,201	$—	$—
U.S. Treasury Securities	293,246,339	—	—

Total	$293,255,540	$—	$—

December 31, 2019
Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Investments held in Trust Account
Money Market Fund	$7,882	$—	$—
U.S. Treasury Securities	292,046,276	—	—

Total	$292,054,158	$—	$—

Note 8—Subsequent Events

Proposed Business Combination

On October 12, 2020, the Company, FoA, New Pubco, Replay Merger Sub, Blocker Merger Sub, Blocker, Blocker GP, the Sellers and BTO Urban and Family Holdings, solely in their joint capacity as the Seller Representative, entered into the Transaction Agreement, pursuant to which the Company agreed to combine with FoA in the Proposed Business Combination that will result in New Pubco becoming a publicly-traded company on the NYSE and controlling FoA in an “UP-C” structure.

The Proposed Business Combination encompasses a series of transactions to effect an “UP-C” structure, pursuant to which, among other things: (i) the Company will change its jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a limited liability company formed under the laws of the State of Delaware (the “Domestication”), whereby (A) each of the Company’s ordinary shares outstanding immediately prior to the Domestication will be converted into a unit representing a limited liability company interest in the Company (each, a “Replay LLC Unit”) and (B) the Company will be governed by a limited liability company agreement; (ii) the Sellers and Blocker GP will sell to the Company limited liability company interests in FoA (“FoA Units”) in exchange for cash; (iii) Replay Merger Sub will merge with and into the Company (the “Replay Merger”), with the Company surviving the Replay Merger as a direct wholly owned subsidiary of New Pubco and each Replay LLC Unit outstanding immediately prior to the effectiveness of the Replay Merger being converted into the right to receive one share of New Pubco’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”); (iv) Blocker will be converted from a Delaware limited partnership to a Delaware limited liability company; (v) Blocker Merger Sub will merge with and into Blocker (the “Blocker Merger”), with Blocker surviving the Blocker Merger as a direct wholly owned subsidiary of New Pubco and each limited liability company interest of Blocker (each, a “Blocker Share”) outstanding immediately prior to the effectiveness of the Blocker Merger being converted into the right to receive a combination of shares of Class A Common Stock and cash; (vi) Blocker GP will contribute its remaining FoA Units to New Pubco in exchange for shares of Class A Common Stock, after which New Pubco will contribute such FoA Units to Blocker; and (vii) New Pubco will issue to the Sellers shares of New Pubco’s Class B common stock, par value $0.0001 per share (“Class B Common Stock”), which will have no economic rights but will entitle each holder of at least one such share (regardless of the number of shares so held) to a number of votes that is equal to the aggregate number of FoA Units held by such holder on all matters on which stockholders of New Pubco are entitled to vote generally.

As a result of the Proposed Business Combination, among other things: (A) New Pubco will indirectly hold (through the Company and Blocker) FoA Units and will have the sole and exclusive right to appoint the board of managers of FoA; (B) the Sellers will hold (i) FoA Units that are exchangeable on a one-for-one basis for shares of Class A Common Stock and (ii) shares of Class B Common Stock; and (C) the holders of Blocker Shares outstanding immediately prior to the effectiveness of the Blocker Merger and Blocker GP will, directly or indirectly, hold shares of Class A Common Stock.

The consummation of the Proposed Business Combination is subject to a number of conditions set forth in the Transaction Agreement including, among others, receipt of the requisite approval of the Company’s shareholders, satisfaction of the minimum cash requirements provided in the Transaction Agreement, the termination or expiration of all required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the execution of the various related transaction agreements. On November 4, 2020, the request for early termination of the waiting period under the HSR Act with respect to the Proposed Business Combination was granted by the Federal Trade Commission.

Concurrently with the execution of the Transaction Agreement, (i) the Company entered into subscription agreements with various investors, including an affiliate of the Sponsor, pursuant to which such investors agreed to purchase ordinary shares (which ordinary shares will be converted into Replay LLC Units pursuant to the Domestication and then will be converted into the right to receive shares of Class A Common Stock pursuant to the Replay Merger) (each such subscription agreement, a “Replay PIPE Agreement”), and (ii) New Pubco entered into subscription agreements with certain funds affiliated with The Blackstone Group Inc. and Brian L. Libman and certain entities controlled by him (collectively, the “Principal Stockholders”, and together with the investors party to the Replay PIPE Agreements, the “PIPE Investors”) pursuant to which the Principal Stockholders agreed to purchase shares of Class A Common Stock (together with the ordinary shares being purchased pursuant to the Replay PIPE Agreements, the “PIPE Shares”). In the aggregate, the PIPE Investors have committed to purchase $250.0 million of PIPE Shares, at a purchase price of $10.00 per PIPE Share, including $10.0 million of PIPE Shares to be purchased by an affiliate of the Sponsor.

In accordance with ASC Topic 855, “Subsequent Events,” which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company evaluated subsequent events and transactions that occurred after September 30, 2020, the balance sheet date, up to the date that the audited financial statements were available to be issued. Other than as described above, there are no other subsequent events as of September 30, 2020.

ANNEX A

EXECUTION VERSION

TRANSACTION AGREEMENT

among

REPLAY ACQUISITION CORP.,

FINANCE OF AMERICA COMPANIES INC.,

RPLY MERGER SUB LLC,

RPLY BLKR MERGER SUB LLC,

BLACKSTONE TACTICAL OPPORTUNITIES FUND (URBAN FEEDER)—NQ L.P.,

BLACKSTONE TACTICAL OPPORTUNITIES ASSOCIATES—NQ L.L.C.,

FINANCE OF AMERICA EQUITY CAPITAL LLC,

BTO URBAN HOLDINGS L.L.C.,

BLACKSTONE FAMILY TACTICAL OPPORTUNITIES INVESTMENT PARTNERSHIP—NQ – ESC L.P.,

LIBMAN FAMILY HOLDINGS LLC,

THE MORTGAGE OPPORTUNITY GROUP LLC,

L AND TF, LLC,

UFG MANAGEMENT HOLDINGS LLC,

JOE CAYRE

and

BTO URBAN HOLDINGS L.L.C. and LIBMAN FAMILY HOLDINGS LLC, solely in their joint capacity as the Seller Representative

Dated as of October 12, 2020

i

Exhibits

Exhibit A – Sponsor Agreement

Exhibit B – Stockholders Agreement

Exhibit C – Registration Rights Agreement

Exhibit D – Post-Closing Company LLC Agreement

Exhibit E – A&R Certificate of Incorporation of New Pubco

Exhibit F – A&R Bylaws of New Pubco

Exhibit G – Exchange Agreement

Exhibit H – Tax Receivable Agreements

Exhibit I – Form of Omnibus Incentive Plan

Exhibit J – Certificate of Limited Liability Company Domestication of Purchaser and Certificate of Formation of Purchaser (Post-Domestication)

Exhibit K – LLC Agreement of Purchaser (Post-Domestication)

Exhibit L – Operating Agreement of the Purchaser Merger Surviving Company

Exhibit M – Operating Agreement of the Blocker Merger Surviving Company

v

TRANSACTION AGREEMENT

This TRANSACTION AGREEMENT (as the same may be modified or amended in accordance with the terms hereof, this “Agreement”) is dated as of October 12, 2020 and is by and among Replay Acquisition Corp., a Cayman Islands exempted company (“Purchaser”); Finance of America Companies Inc., a Delaware corporation and wholly owned Subsidiary of Purchaser (“New Pubco”); RPLY Merger Sub LLC, a Delaware limited liability company and wholly owned Subsidiary of New Pubco (“Purchaser Merger Sub”); RPLY BLKR Merger Sub LLC, a Delaware limited liability company and wholly owned Subsidiary of New Pubco (“Blocker Merger Sub”); Blackstone Tactical Opportunities Fund (Urban Feeder) – NQ L.P., a Delaware limited partnership (“Blocker”); Blackstone Tactical Opportunities Associates – NQ L.L.C., a Delaware limited liability company (“Blocker GP”); Finance of America Equity Capital LLC, a Delaware limited liability company (the “Company”); BTO Urban Holdings L.L.C., a Delaware limited liability company (“BTO Urban”), Blackstone Family Tactical Opportunities Investment Partnership – NQ – ESC L.P., a Delaware limited partnership (“ESC”), Libman Family Holdings LLC, a Connecticut limited liability company (“Family Holdings”), The Mortgage Opportunity Group LLC, a Connecticut limited liability company (“TMO”), L and TF, LLC, a North Carolina limited liability company (“L&TF”), UFG Management Holdings LLC, a Delaware limited liability company (“Management Holdings”), and Joe Cayre (each of BTO Urban, ESC, Family Holdings, TMO, L&TF, Management Holdings and Joe Cayre, a “Seller” and, collectively, the “Sellers”); and BTO Urban and Family Holdings, solely in their joint capacity as the representative of the Sellers pursuant to Section 12.18 (the “Seller Representative”).

RECITALS

WHEREAS, as of the date hereof, UFG Holdings LLC, a Delaware limited liability company (“Holdings”), owns 100% of the limited liability company interests of the Company (the “Company Membership Interests”);

WHEREAS, on the Closing Date (as defined below), Purchaser desires to issue Purchaser Shares to each PIPE Investor party to a Purchaser PIPE Agreement pursuant to, and in accordance with the terms of, such PIPE Investor’s Purchaser PIPE Agreement and New Pubco desires to issue New Pubco Shares to each PIPE Investor party to a New Pubco PIPE Agreement pursuant to, and in accordance with the terms of, such PIPE Investor’s New Pubco PIPE Agreement (collectively, the “PIPE”), and, following the PIPE, New Pubco will loan all of the proceeds of the PIPE in respect of the New Pubco PIPE Agreements to Purchaser;

WHEREAS, following the PIPE and the Pre-Closing Reorganization (as defined below), Purchaser desires to domesticate as a limited liability company formed under the laws of Delaware and deregister as an exempted company incorporated under the Laws of the Cayman Islands, and to otherwise consummate the Domestication (as defined below) in accordance with Section 2.01, pursuant to which, among other things, each Purchaser Ordinary Share outstanding immediately prior to the Domestication will be converted into a Purchaser Common Unit;

WHEREAS, following the Domestication and the Pre-Closing Reorganization, Purchaser desires (1) to purchase from each Seller, and each Seller desires to sell to Purchaser, such Seller’s Seller Sold Units (as defined below) and (2) to purchase from Blocker GP, and Blocker GP desires to sell to Purchaser, the Blocker GP Sold Units (as defined below);

WHEREAS, following these actions, the parties hereto desire to complete a series of mergers and related transactions, as outlined in Sections 2.04 and 2.05, as a result of which, among other things, New Pubco will hold a controlling interest in the Company;

WHEREAS, following the Blocker Merger (as defined below), Blocker GP desires to contribute to New Pubco, and New Pubco desires to receive from Blocker GP, the Blocker GP Contributed Units (as defined below);

WHEREAS, the parties hereto desire that the actions set forth in these Recitals should occur only upon the terms and conditions as set forth in this Agreement; and

WHEREAS, the respective boards of directors, sole or managing members, general partners or other equivalent governing bodies of each of the parties hereto have each unanimously adopted this Agreement and approved the consummation of the Transactions (including the sale of each Seller’s Seller Sold Units, the sale of the Blocker GP Sold Units, the contribution of the Blocker GP Contributed Units, the issuance of the Non-Participating Company Units Issuable (as defined below), the Purchaser Merger (as defined below), the Blocker Merger, the A&R Certificate of Incorporation of New Pubco (as defined below) and the A&R Bylaws of New Pubco (as defined below)) in accordance with the Delaware Limited Liability Company Act (the “DLLCA”), the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”), the General Corporation Law of the State of Delaware, the Companies Law and the applicable Organizational Documents of the parties hereto.

NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth in this Agreement, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01    Definitions. Capitalized terms used in this Agreement shall have the meanings set forth in this Agreement. In addition, for purposes of this Agreement, the following terms, when used in this Agreement, shall have the meanings assigned to them in this Section 1.01.

“Action” means any action, claim, complaint, suit, arbitration, litigation, demand, grievance, investigation, inquiry, notice of violation or citation received, or other proceeding, whether civil or criminal, at Law or in equity, by or before any Governmental Entity, mediator or arbitrator.

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person; provided, except for the Company and its Subsidiaries, no Affiliate or portfolio company (as such term is commonly understood in the private equity industry) of Blackstone or any of its Affiliates shall be considered an Affiliate of the Company or any of its Subsidiaries. A Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

“Affiliated Group” means an affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or foreign income Tax law).

“Agency” means the U.S. Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association, the U.S. Department of Housing and Urban Development, the United States Department of Agriculture, the U.S. Department of Veteran’s Affairs.

“Agency Guides” means the Fannie Mae Single Family Selling Guide, the Fannie Mae Single Family Servicing Guide, the Freddie Mac Single Family Seller/Servicer Guide, the Ginnie Mae Mortgage Backed Securities Guide and any other guide issued by any Agency.

“Aggregate Participating Units Purchased” means a number of Participating Company Units equal to the sum of (i) the number of Purchaser Shares outstanding as of immediately prior to the Domestication (and excluding 4,258,500 Purchaser Shares (i.e., a number of Purchaser Shares equal to 60% of the Founder Shares)), plus (ii) the number of New Pubco Shares held by PIPE Investors as of immediately prior to the Domestication, which number of Participating Company Units shall also be reduced by the number of Purchaser Shares for which Redeeming Stockholders have validly requested redemption.

“Applicable Requirements” means (i) all contractual obligations relating to the Business, (ii) all legal requirements applicable to the business of the Company and its Subsidiaries, including Agency Guides and Mortgage Loans and (iii) the Credit Policies and Servicing Policies.

“Blackstone” means The Blackstone Group Inc., a Delaware corporation.

“Blocker GP Owned Units” means the number of Participating Company Units owned by Blocker GP as of immediately following the Company Equity Reclassification.

“Blocker Merger Cash Consideration” means amount to be equal to the quotient of (a) the product of (i) the Pre-Closing Purchaser Cash multiplied by (ii) the quotient of (A) the number of Participating Company Units owned by Blocker as of immediately following the Company Equity Reclassification divided by (B) the Pre-Closing Outstanding Units divided by (b) the number of Blocker Shares issued and outstanding immediately prior to the Blocker Merger Effective Time.

“Blocker Merger Exchange Ratio” means an amount equal to the quotient of (a) the product of (i) the number of Participating Company Units owned by Blocker as of immediately following the Company Equity Reclassification multiplied by (ii) the difference of (A) 100% minus (B) the Sale Percentage divided by (b) the number of Blocker Shares issued and outstanding immediately prior to the Blocker Merger Effective Time.

“Blocker Pro Rata Portion” means, with respect to a holder of Blocker Shares immediately prior to the Blocker Merger Effective Time, the quotient of the number of Blocker Shares held by such holder divided by the number of Blocker Shares outstanding immediately prior to the Blocker Merger Effective Time.

“Business” means the business, operations, assets and liabilities of the Company and its Subsidiaries, taken as a whole, and as conducted as of the date hereof.

“Business Combination” has the meaning ascribed to such term in the Memorandum and Articles of Association.

“Business Day” means any day other than a Saturday, a Sunday or a day on which the SEC or banks are required to be closed in New York, New York or in the Cayman Islands.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Companies Law” means the Companies Law (2020 Revision) of the Cayman Islands, as amended.

“Company Benefit Plan” means each (i) “employee benefit plan” (as defined in Section 3(3) of ERISA), including each, if any exists, (ii) pension plan (as defined in Section 3(2) of ERISA) or post-retirement or employment health, medical, life insurance or other benefit plan, program, policy, agreement, or other equity-based compensation plan, program, policy, agreement or arrangement, (iii) employment, individual consulting, severance, separation, change in control or retention plan, program, policy, agreement or arrangement or (iv) other material fringe benefit compensation, benefit or employee loan plan, program, policy, agreement or arrangement, but other than any “multiemployer plan” (as defined in Section 3(37) of ERISA) sponsored, maintained, contributed to or required to be maintained or contributed to by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries has or may have any actual or contingent liability.

“Company Board” means the board of managers of the Company.

“Company Disclosure Schedule” means the disclosure schedule of the Company, Blocker, the Sellers and Blocker GP referred to in, and delivered pursuant to, this Agreement.

“Company Employees” means, collectively, those individuals employed by the Company or any of its Subsidiaries as of the Closing.

“Company Material Adverse Effect” means any change or event that has had or would reasonably be expected to have, individually or in the aggregate with other such changes or events, a material adverse effect on the Business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole; provided, however, that none of the following, alone or in combination, shall be deemed to constitute a Company Material Adverse Effect, nor shall any of the following be taken into account in determining whether a Company Material Adverse Effect has occurred or would result:

(i) general economic, business or financial market conditions in any of the geographical areas in which any of the Company and its Subsidiaries operate;

(ii) conditions generally affecting the industries in which the Company and its Subsidiaries operate, including any changes in residential mortgage rates or terms, and any changes in government policies or practices, or the policies or practices followed by government-sponsored-entities, regarding residential mortgages;

(iii) any change in global, national or regional political or social conditions, including in connection with the results of elections, national emergencies, changes in government or any escalation or worsening of, or uncertainty relating to, any of the foregoing;

(iv) changes in, or effects arising from or related to, the financial, debt, capital, credit or securities markets, including (A) any disruption of any of the foregoing markets, (B) changes in interest rates and/or currency exchange rates, (C) any decline or rise in the price of any security, commodity, contract or index and (D) any increased cost, or decreased availability, of capital or pricing or terms related to any financing for any of the Transactions;

(v) changes in Law or in GAAP;

(vi) the commencement or worsening of a war or armed hostilities or other national or international calamity involving the United States whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack, any internet or “cyber” attack or hacking upon or affecting Persons in the United States or any of its territories, possessions, or diplomatic or consular offices or military installations;

(vii) any earthquake, hurricane, tsunami, tornado, flood, mudslide or other natural disaster, weather condition, explosion or fire or other force majeure event or act of God;

(viii) any Contagion Event or any change in Law or policy (including guidelines and directives of industry groups) relating to any Contagion Event;

(ix) any actions taken, or failures to take action, or such other changes or events, in each case, which Purchaser has requested or to which Purchaser has consented in writing (including via e-mail) or which actions are expressly contemplated or expressly permitted by this Agreement;

(x) any failure, in and of itself, by the Company to meet projections, budgets, forecasts, revenue or earnings predictions or other similar forward looking statements for any period ending on or after the date of this Agreement (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Company Material Adverse Effect);

(xi) any matter set forth in the Company Disclosure Schedule; and

(xii) the negotiation, execution, delivery, announcement, pendency or performance of this Agreement or the Transactions, or any public disclosure relating to any of the foregoing, or the impact of any of the foregoing on relationships, contractual or otherwise, with customers, lenders, employees or other Persons with business relationships with the Company or its Subsidiaries, or any action or inaction by a Governmental Entity or any Action or dispute brought or threatened arising out of or relating to the matters in this clause (xii), except, in the cases of the foregoing clauses (i), (ii), (iii) and (iv), to the extent (but only to the extent) such changes or effects have a materially disproportionate impact on the Company and its Subsidiaries taken as a whole, as compared to other participants engaged in the industries and geographies in which they operate.

“Competition Laws” means the HSR Act (and any similar Law enforced by any Governmental Antitrust Entity regarding preacquisition notifications for the purpose of competition reviews), the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and all other federal, state, foreign, multinational or supranational antitrust, competition or trade regulation statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws that are designed or intended to prohibit, restrict or regulate actions or transactions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition or effectuating foreign investment.

“Contagion Event” means the outbreak and ongoing effects of a contagious disease, epidemic or pandemic (including COVID-19).

“Contract” means any legally binding contract, agreement, indenture, note, bond, loan or credit agreement, instrument, lease, conditional sales contract, mortgage, deed of trust, license, power of attorney, guaranty or other arrangement, understanding or obligation, commitment or other agreement, whether written or oral, in each case, as amended and supplemented from time to time and including all schedules, annexes and exhibits thereto.

“Copyleft License” means any license applicable to Open Source Software that requires, as a condition to the use, modification, or distribution of such Open Source Software, that Software incorporated into, derived from, or used or distributed with such Open Source Software be licensed, distributed or otherwise made available to third parties (i) in source code form or (ii) under terms that permit redistribution, reverse engineering, modification or the creation of derivative works or other modifications of such Software.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, Governmental Order, Action, directive, guidelines or recommendations by any Governmental Entity in connection with or in response to COVID-19, including the Coronavirus Aid, Relief, and Economic Security Act (CARES).

“Credit Policies” means any Agency or other policies and procedures (other than any exceptions approved with compensating factors) to which the Company is subject as such relate to the extension of credit with respect to the Mortgage Loans in effect at the time each Mortgage Loan was originated.

“Earnout Shares” means the shares of New Pubco Class A Common Stock, if any, issued pursuant to Section 3.04.

“Electronic Data Room” means the electronic data room established by or on behalf of the Company in connection with the Transactions.

“Encumbrance” means any lien, encumbrance, security interest, pledge, mortgage, hypothecation, charge, restriction on transfer of title or other similar encumbrance, except for any restrictions arising under any applicable securities Laws.

“Environmental Laws” means any and all applicable Laws of any Governmental Entity relating to the protection of the environment or, as it relates to exposure to Hazardous Materials, human health or safety.

“Equity Value Amount” means (i) (A) $1,912,000,000 minus (B) the Equity Value Reduction Amount, if any, divided by (ii) $10.

“Equity Value Reduction Amount” means an amount equal to the excess, if any, of (i) the aggregate principal amount outstanding as of 12:01 a.m. on the Closing Date of any Senior Notes that were issued by the Company or any of its Subsidiaries after the date of this Agreement over (ii) $350,000,000; provided, that any such excess shall be reduced dollar-for-dollar by the aggregate amount of all cash used to repay any Indebtedness of the Company or its Subsidiaries at, prior to or in connection with the Closing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and the rules and regulations promulgated thereunder.

“Exchange Agreement” means the Exchange Agreement attached hereto as Exhibit G between New Pubco, the Company and the holders of LLC Units (as defined therein) from time to time party thereto, as amended from time to time, to be entered into at and effective upon the Closing.

“Founder Shares” means 7,097,500 of the Purchaser Shares that were purchased in a private placement prior to Purchaser’s initial public offering (i.e., a number of Purchaser Shares equal to (i) the 7,187,500 Purchaser Shares that were purchased in such private placement minus (ii) the 90,000 of such Purchaser Shares that, in the aggregate, were previously transferred to natural persons who serve as directors of Purchaser).

“GAAP” means United States generally accepted accounting principles, as in effect from time to time consistently applied.

“Governmental Antitrust Entity” means any Governmental Entity with regulatory jurisdiction over enforcement of any applicable Competition Law.

“Governmental Entity” means any government, any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether foreign, federal, state or local, any self-regulatory organization (including any securities exchange) or any arbitrational tribunal.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Entity.

“Hazardous Materials” means petroleum and petroleum distillates, polychlorinated biphenyls, friable asbestos or friable asbestos-containing materials, hazardous or toxic chemicals and all other substances or materials that in relevant form and concentration are regulated as wastes, pollutants, contaminants, hazardous or toxic or any other term of similar import pursuant to any Environmental Law.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Indebtedness” means (i) any indebtedness of the Company or any of its Subsidiaries for borrowed money, together with all accrued but unpaid interest thereon and other payment obligations thereon (including any prepayment premiums, breakage costs and other related fees or liabilities payable as a result of the prepayment thereof upon the consummation of the Transactions), (ii) any indebtedness of the Company or any of its

Subsidiaries evidenced by a note, bond, debenture or other similar instrument or debt security, (iii) all obligations in respect of letters of credit, bankers’ acceptances and similar facilities issued for the account of the Company or any of its Subsidiaries (but solely to the extent drawn), (iv) all obligations of the Company or any of its Subsidiaries as lessee that are capitalized in accordance with GAAP, (v) all indebtedness secured by an Encumbrance on property or assets owned or acquired by the Company or any of its Subsidiaries, whether or not the indebtedness secured thereby has been assumed, and (vi) any indebtedness of a Person of a type that is referred to in clauses (i) through (v) above and which is guaranteed by the Company or any of its Subsidiaries.

“Intellectual Property” means all intellectual property and proprietary rights arising under Law anywhere in the world, including (i) trademarks, service marks, trade names, corporate names, brands, slogans, logos, domain names and other forms of Internet-based identification, trade dress and related registrations and applications, including any intent to use applications, supplemental registrations and any renewals or extensions, other source identifiers together with all translations, adaptations, derivations, combinations and other variants of the foregoing, and the goodwill of the business associated therewith, (ii) patents, applications for patents, and other forms of ownership in inventions filed with or issued by any Governmental Entity and all related reissues, reexaminations, divisions, renewals, extensions, provisionals, continuations and continuations in part, and any pre-grant and post-grant variations thereof, (iii) inventions (whether patentable or unpatentable and whether or not reduced to practice), methods, processes, algorithms, designs, plans, specifications, know how, technology, and trade secrets, (iv) copyrights, copyright registrations and copyright applications, copyrightable works, and all other corresponding rights, (v) all rights in Software (including source and object code), firmware, development tools, algorithms, files, records, technical drawings and related documentation and manuals; (vi) all databases and data collections, and (vii) all copies and tangible embodiments of any of the foregoing, in whatever form or medium.

“IT Systems” means all computer hardware (whether general or special purpose), telecommunications, networks, interfaces, platforms, servers, peripherals, and computer systems, including any outsourced systems and processes that are owned or used by or for the Company or any of its Subsidiaries in the conduct of the Business.

“Knowledge of Purchaser” (or similar phrases) means the actual knowledge of the individuals listed on Section 1.01(a) of the Purchaser Disclosure Schedule.

“Knowledge of the Company” (or similar phrases) means the actual knowledge of the individuals listed on Section 1.01(a)(1) of the Company Disclosure Schedule.

“Law” means any federal, state or local statute, law, ordinance, rule, regulation, order, writ, injunction, directive, judgment, decree, ruling or other legally-binding requirement of a Governmental Entity.

“Memorandum and Articles of Association” means the Amended and Restated Memorandum and Articles of Association of Purchaser, adopted on April 2, 2019.

“Mortgage Laws” means applicable federal, state and local Laws regulating the business of originating, processing, underwriting, closing, funding, selling, purchasing and servicing mortgage loans and all applicable orders and directives of applicable financial regulatory authorities.

“Mortgage Loans” means any mortgage loan originated, purchased, serviced or subserviced by the Company or any of its Subsidiaries, including forward and reverse mortgage loans.

“Mortgage Servicing Rights” means (i) all rights to administer and service a Mortgage Loan, (ii) all rights to receive fees and income, including any servicing fees, with respect to a mortgage loan, (iii) the right to collect, hold and disburse escrow payments or other payments with respect to a Mortgage Loan and any amounts collected with respect thereto and to receive interest income on such amounts to the extent permitted by applicable Laws or Contract, (iv) all accounts and other rights to payment related to any of the property described in this definition, (v) possession and use of any and all credit and servicing files pertaining to a Mortgage Loan, (vi) to the extent applicable, all rights and benefits relating to the direct solicitation of the obligor under a Mortgage Loan for refinance or modification of such Mortgage Loan and for other ancillary products, and (vii) all rights, powers and privileges incident to any of the foregoing, in each case, pursuant to a Servicing Agreement.

“MSR Related Transactions” means any transaction to which a portion of the Mortgage Servicing Rights, the right to receive fees in respect of the Mortgage Servicing Rights or the rights to the Mortgage Servicing Rights and related advances are transferred for fair value to another Person.

“New Pubco Class A Common Stock” means a share of New Pubco’s Class A common stock, par value $0.0001 per share.

“New Pubco Class B Common Stock” means a share of New Pubco’s Class B common stock, par value $0.0001 per share, which shall be voting-only, non-economic stock entitling each holder of at least one such share (regardless of the number of shares so held) to a number of votes equal to the number of Participating Company Units then held by such holder.

“New Pubco PIPE Agreement” means a subscription agreement to purchase New Pubco Shares immediately prior to the Closing in form and substance approved by the Company.

“New Pubco Sale” means the occurrence of any of the following events: (a) any Person or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act or any successor provisions thereto is or becomes the beneficial owner, directly or indirectly, of securities of New Pubco representing more than 50% of the combined voting power of New Pubco’s then outstanding voting securities, (b) there is consummated a merger or consolidation of New Pubco with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (x) the board of directors of New Pubco immediately prior to the merger or consolidation does not constitute at least a majority of the board of directors of the company surviving the merger or, if the surviving company is a Subsidiary, the ultimate parent thereof, or (y) the voting securities of New Pubco immediately prior to such merger or consolidation do not continue to represent or are not converted into more than 50% of the combined voting power of the then outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving company is a Subsidiary, the ultimate parent thereof, or (c) the shareholders of New Pubco approve a plan of complete liquidation or dissolution of New Pubco or there is consummated an agreement or series of related agreements for the sale, lease or other disposition, directly or indirectly, by New Pubco of all or substantially all of the assets of New Pubco and its Subsidiaries, taken as a whole, other than such sale or other disposition by New Pubco of all or substantially all of the assets of New Pubco and its Subsidiaries, taken as a whole, to an entity at least 50% of the combined voting power of the voting securities of which are owned by shareholders of New Pubco in substantially the same proportions as their ownership of New Pubco immediately prior to such sale.

“New Pubco Share” means a share of New Pubco Class A Common Stock.

“Non-Participating Company Units” means unvested Company Units subject to contractual restrictions providing for forfeiture and barring such Company Units from receiving distributions or other payments, in each case substantially similar to those applicable to unvested Founder Shares, as contemplated in the Post-Closing Company LLC Agreement.

“NYSE” means the New York Stock Exchange.

“Open Source Software” means any Software that is subject to or licensed, provided or distributed under any license meeting the Open Source Definition (as promulgated by the Open Source Initiative as of the date of this Agreement) or the Free Software Definition (as promulgated by the Free Software Foundation as of the date of this Agreement) or any similar license for “free,” “publicly available” or “open source” Software, including the GNU General Public License, the Lesser GNU General Public License, the Apache License, the BSD License, the Mozilla Public License (MPL), the MIT License or any other license that includes similar terms.

“Ordinary Resolution” means a resolution: (a) passed by a simple majority (or, with respect to a resolution in connection with Article 112 or Article 125(d) of the Memorandum and Articles of Association, not less than two-thirds) of such shareholders of Purchaser as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of Purchaser and where a poll is taken regard shall be had in computing a majority to the number of votes to which each shareholder of Purchaser is entitled, or (b) approved in writing by all of the shareholders of Purchaser entitled to vote at a general meeting of Purchaser in one or more instruments each signed by one or more of the shareholders of Purchaser and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed.

“Organizational Documents” means: (i) in the case of a Person that is a corporation or a company, its articles or certificate of incorporation and its bylaws, memorandum of association, articles of association, regulations or similar governing instruments required by the laws of its jurisdiction of formation or organization; (ii) in the case of a Person that is a partnership, its articles or certificate of partnership, formation or association, and its partnership agreement (in each case, limited, limited liability, general or otherwise); (iii) in the case of a Person that is a limited liability company, its articles or certificate of formation or organization, and its limited liability company agreement or operating agreement; and (iv) in the case of a Person that is none of a corporation, partnership (limited, limited liability, general or otherwise), limited liability company or natural person, its governing instruments as required or contemplated by the laws of its jurisdiction of organization.

“Participating Company Units” means Company Units other than Non-Participating Company Units.

“PCAOB” means the United States Public Company Accounting Oversight Board.

“Permitted Encumbrance” means: (i) mechanics’, carriers’, workers’, repairers’, materialmen’s, warehousemen’s, construction and other Encumbrances arising or incurred in the ordinary course of business for amounts that are not yet delinquent or are being contested in good faith; (ii) Encumbrances for Taxes, utilities and other governmental charges that are not yet due and payable (or, if due and payable, that may be paid without penalty) or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the Financial Statements in accordance with GAAP; (iii) Encumbrances that secure obligations that exist of the date of this Agreement or that are reflected as liabilities on the Latest Company Balance Sheet or Encumbrances the existence of which is referred to in the notes to the Latest Company Balance Sheet; (iv) Encumbrances that are secured by mortgages, mortgage servicing rights, securitizations residuals, reverse mortgage tails, real estate owned property or any other assets resulting from the operation of the Company’s lending businesses, including in connection with any warehouse lines and other loans, lines of credit, master repurchase agreements, participations and securitizations; (v) in the case of Leased Real Property, matters that would be disclosed by an accurate survey or inspection of such Leased Real Property; (vi) matters of record or registered Encumbrances affecting title to any asset which do not materially impair the current use or occupancy of such asset in the operation of the business conducted thereon; (vii) requirements and restrictions of zoning, building and other applicable Laws and municipal by-laws, and development, site plan, subdivision or other agreements with municipalities which are not violated in any material respect by the current use or occupancy of the Leased Real Property; (viii) statutory Encumbrances of landlords for amounts that are not yet due and payable (or, if due and payable, that may be paid without penalty) or that are being contested in good faith by appropriate proceedings; (ix) Encumbrances arising under conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business; (x) the Encumbrances set forth on Section 1.01(a)(2) of the Company Disclosure Schedule; and (xi) defects, irregularities or imperfections of title and other Encumbrances which, individually or in the aggregate, do not materially impair the continued use of the asset or property to which they relate.

“Person” means an association, a corporation, an individual, a partnership, a limited liability company, an unlimited liability company, a trust or any other entity or organization, including a Governmental Entity.

“Personal Information” means, in addition to any definition for any similar term (e.g., “personal data” or “personally identifiable information” or “PII”) provided by applicable Law, or by the Company or any of its Subsidiaries in any of their privacy policies, all information that identifies, could reasonably be used to identify or is otherwise associated with an individual person or device, including (i) name, physical address, telephone number, email address, financial information, financial account number or government-issued identifier, (ii) any data regarding an individual’s activities online or on a mobile device or application and (iii) Internet Protocol addresses, device identifiers or other persistent identifiers. Personal Information may relate to any individual, including a current, prospective, or former customer, end user or employee of any Person, and includes information in any form or media, whether paper, electronic, or otherwise.

“PIPE Agreement” means a New Pubco PIPE Agreement or a Purchaser PIPE Agreement.

“PIPE Investor” means each Person who executes a PIPE Agreement on or prior to the date of this Agreement.

“Post-Closing Company LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the Company in substantially the form set forth on Exhibit D hereto that will be effective immediately prior to the Closing.

“Pre-Closing Company Equityholder” means a holder of a Participating Company Unit immediately following the Company Equity Reclassification and prior to the Closing.

“Pre-Closing Outstanding Units” means the total number of Participating Company Units outstanding immediately prior to the Closing but immediately following the Company Equity Reclassification.

“Pre-Closing Purchaser Cash” means the sum of the gross amount of the cash paid by the PIPE Investors to Purchaser pursuant to the PIPE plus the amount of cash held by Purchaser inside or outside of the Trust Account, less the amount of cash to be paid from the Trust Account to Redeeming Stockholders.

“Pre-Closing Tax Period” means a Tax period that ends on or prior to the Closing Date.

“Privacy Laws” means any and all applicable Laws, legal requirements and self-regulatory guidelines (including of any applicable foreign jurisdiction) relating to the receipt, collection, compilation, use, storage, processing, sharing, safeguarding, security (both technical and physical), disposal, destruction, disclosure or transfer (including cross-border) of Personal Information, including, as applicable, the Federal Trade Commission Act, California Consumer Privacy Act (CCPA), Payment Card Industry Data Security Standard (PCI-DSS), Gramm-Leach-Bliley Act (GLBA) and other Laws applicable to the collection and securing of Personal Information by financial institutions, Fair Credit Reporting Act (FCRA), Regulation 2016/679/EU (General Data Protection Regulation) (GDPR), and any and all applicable Laws relating to breach notification in connection with Personal Information.

“Proxy Statement” means a proxy statement of Purchaser to be sent to the stockholders of Purchaser relating to the Special Meeting and the opportunity for Purchaser Stockholders to redeem their Purchaser Shares, together with any amendments or supplements thereto.

“Purchaser Board” means the board of directors of Purchaser.

“Purchaser Common Units” means units representing limited liability company interests in Purchaser, following the effectiveness of the Domestication.

“Purchaser Disclosure Schedule” means the disclosure schedule of Purchaser, New Pubco, Purchaser Merger Sub and Blocker Merger Sub referred to in, and delivered pursuant to, this Agreement.

“Purchaser Ordinary Share” mean an ordinary share of Purchaser, par value $0.0001 per share.

“Purchaser Person” means, with respect to the Purchaser-Side Parties, each of their respective former, current or future equity holders, controlling persons, directors, officers, employees, agents, Affiliates, members, managers or general or limited partners or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, Affiliate or agent of any of the foregoing (in each case, other than the Purchaser-Side Parties).

“Purchaser PIPE Agreement” means a subscription agreement to purchase Purchaser Shares immediately prior to the Closing in form and substance approved by the Company.

“Purchaser Share” means, at any time prior to the effectiveness of the Domestication, a Purchaser Ordinary Share or, at any time from and after the effectiveness of the Domestication, a Purchaser Common Unit.

“Purchaser-Side Party” means each of Purchaser, New Pubco, Purchaser Merger Sub and Blocker Merger Sub.

“Purchaser Stockholder” means a holder of Purchaser Shares.

“Redeeming Stockholder” means a Purchaser Stockholder who demands that Purchaser redeem its Purchaser Shares for cash in connection with the Transactions and in accordance with the Memorandum and Articles of Association.

“Registration Rights Agreement” means the Registration Rights Agreement attached hereto as Exhibit C between New Pubco, the Company and certain Pre-Closing Company Equityholders, to be entered into at and effective upon the Closing.

“Registration Statement” means the registration statement on Form S-4 to be filed by New Pubco with the SEC, which shall include (i) a prospectus for the issuance of shares of New Pubco Shares in the Purchaser Merger and (ii) the Proxy Statement.

“Release” means any spill, leaking, pumping, injection, deposit, disposal, discharge, dumping or pouring into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata).

“Representatives” means with respect to any Person, any of such Person’s officers, directors, managers, employees, shareholders, members, partners, agents, consultants, advisors, and other representatives, including legal counsel, accountants and financial advisors.

“Sale Percentage” means the quotient (expressed as a percentage) of (i) the Aggregate Participating Units Purchased, divided by (ii) the Equity Value Amount.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time and the rules and regulations promulgated thereunder.

“Seller Person” means each of Holdings, the Sellers and Blocker GP, the former, current or future equity holders, controlling persons, directors, officers, employees, agents, Affiliates, members, managers or general or limited partners of any of Holdings, the Sellers or Blocker GP or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, Affiliate or agent of any of the foregoing.

“Seller-Side Party” means each of the Sellers, the Company, Blocker and Blocker GP.

“Senior Notes” means the senior notes contemplated to be issued by Finance of America Funding LLC after the date of this Agreement.

“Servicing” (and corollary terms such as “Service” or “Serviced”) means the responsibilities with respect to servicing and administration of Mortgage Loans under applicable Laws or other Applicable Requirements, whether performed as a servicer, subservicer or interim servicer, including all collection activities related thereto.

“Servicing Agreement” means any Contract pursuant to which the Company or any of its Subsidiaries is obligated to a Governmental Entity or any other Person (other than any of the parties or any of their respective Affiliates) to service and administer Mortgage Loans.

“Servicing Policies” means any Agency or other policies and procedures to which the Company is subject as such relate to the Servicing of Mortgage Loans in effect during the time the Mortgage Loans were Serviced by the Company or the Subsidiaries (either directly or through a subservicing arrangement).

“Software” means all (i) computer software, mobile applications and programs, including source code and object code, (ii) all files, scripts, application programming interfaces, manuals, architecture, algorithms, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, firmware, development tools, templates, user interfaces, menus, and other items and documentation related thereto or associated therewith, and (iii) any derivative works, foreign language versions, fixes, upgrades, updates, enhancements, new versions, and new releases; and all media and other tangible property necessary for the delivery or transfer thereof.

“Special Meeting” means a meeting of the holders of Purchaser Shares to be held for the purpose of approving the Proposals.

“Special Resolution” means a special resolution of Purchaser passed in accordance with the Companies Law, being a resolution: (a) passed by a majority of not less than two-thirds of such shareholders of Purchaser as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of Purchaser of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each share of Purchaser is entitled, or (b) approved in writing by all of shareholders of Purchaser entitled to vote at a general meeting of Purchaser in one or more instruments each signed by one or more of the shareholders of Purchaser and the effective date of the special resolution so adopted shall be the date.

“Sponsor” means Replay Sponsor, LLC, a Delaware limited liability company.

“Sponsor Agreement” means the Amended and Restated Sponsor Agreement attached hereto as Exhibit A entered into contemporaneously with the execution and delivery of this Agreement between Purchaser, New Pubco, the Company, Sponsor and the other Sponsor Persons (as defined therein), pursuant to which, among other things, (i) prior to the Purchaser Merger, all of the warrants owned by the Sponsor Persons will be exchanged for Purchaser Shares and (ii) 60% of the Founder Shares converted in the Purchaser Merger into New Pubco Shares will be subject to contractual restrictions providing for forfeiture except upon the achievement of certain conditions and, until the achievement of such conditions, will be subject to contractual restrictions barring them from receiving dividends or other payments and subjecting them to vote-neutering provisions, in each case as set forth in greater detail in the Sponsor Agreement.

“Stockholders Agreement” means the Stockholders Agreement attached hereto as Exhibit B between New Pubco and certain Pre-Closing Company Equityholders, to be entered into at and effective upon the Closing.

“Straddle Period” means a Tax period that includes but does not end on the Closing Date.

“Subsidiary” of any Person means, on any date, any Person (i) the accounts of which would be consolidated with and into those of the applicable Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date or (ii) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests or more than 50% of the profits or losses of which are, as of such date, owned, controlled or held by the applicable Person or one or more subsidiaries of such Person.

“Tax” means any U.S. federal, state, local or foreign income, sales and use, excise, franchise, real and personal property, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, severance, withholding, estimated, alternative minimum, add-on, transfer, goods or services, registration, value added, natural resources, stamp, occupation, premium, windfall profits, environmental, customs, duties, levies, real property, personal property, capital stock, social security, unemployment, disability, license, or other similar taxes imposed by any Tax authority, and any interest or penalties or other additional amounts imposed by such Tax authority with respect thereto, whether or not disputed.

“Tax Receivable Agreements” means, collectively, the Tax Receivable Agreements attached hereto as Exhibit H, each among New Pubco and the other parties from time to time party thereto, as amended and/or restated from time to time, to be entered into at and effective upon the Closing.

“Tax Return” means any return, report, declaration or information return required to be filed with any Tax authority with respect to Taxes, including any amendments thereof.

“Trading Day” means any day on which shares of New Pubco Class A Common Stock are actually traded on the principal securities exchange or securities market on which shares of New Pubco Class A Common Stock are then traded.

“Transaction Agreements” means this Agreement, the Sponsor Agreement, the Stockholders Agreement, the Registration Rights Agreement, the Post-Closing Company LLC Agreement, the Exchange Agreement, the Tax Receivable Agreements, and each other agreement being delivered in connection herewith.

“Transactions” means the transactions contemplated by the Transaction Agreements.

“Transfer Taxes” means any sales, use, goods and services, stock transfer, real property transfer, transfer, stamp, registration, documentary, recording or similar duties or taxes together with any interest thereon, penalties, fines, fees, additions to tax or additional amounts with respect thereto incurred in connection with the Transactions.

“VWAP” means, for any security as of any day or multi-day period, the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time on such day or the first day of such multi-day period (as applicable), and ending at 4:00:00 p.m., New York time on such day or the last day of such multi-day period (as applicable), as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time on such day or the first day of such multi-day period (as applicable), and ending at 4:00:00 p.m., New York time on such day or the last day of such multi-day period (as applicable), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc. during such day or multi-day period (as applicable). If the VWAP cannot be calculated for such security for such day or multi-day period (as applicable) on any of the foregoing bases, the VWAP of such security shall be the fair market value per share at the end of such day or multi-day period (as applicable) as reasonably determined by the board of directors of New Pubco.

“Warrant Agreement” means that certain warrant agreement, dated as of April 3, 2019, by and between Purchaser and Continental Stock Transfer and Trust Company.

SECTION 1.02    Further Definitions. The following terms have the meaning set forth in the Sections set forth below:

Defined Term	Location of Definition
A&R Bylaws of New Pubco	§ 8.21(d)
A&R Certificate of Incorporation of New Pubco	§ 8.21(c)
Accountant	§ 8.11(a)
Agreement	Preamble
Allocation	§ 8.11(a)
Amendment Proposal	§ 8.12(c)
Audited Financial Statements	§ 4.05
Blackstone Related Person	§ 8.07(h)
Blocker	Preamble
Blocker Conversion	§ 2.05(a)
Blocker GP	Preamble
Blocker GP Contributed Units	§ 2.05(c)
Blocker GP Contribution	§ 2.05(c)
Blocker GP Sale Consideration	§ 2.03(b)
Blocker GP Sold Units	§ 2.03(b)
Blocker Merger	§ 2.05(b)
Blocker Merger Certificate of Merger	§ 2.05
Blocker Merger Consideration	§ 3.03(a)
Blocker Merger Effective Time	§ 2.05
Blocker Merger Sub	Preamble
Blocker Merger Sub Interests	§ 7.02(b)
Blocker Merger Surviving Company	§ 2.05(b)
Blocker Share	§ 3.03(a)
BTO Urban	Preamble
Cayman De-Registration	§2.01(a)(i)
Cayman Filings	§2.01(a)(i)
Cayman Proposals	§ 8.12(c)
Closing	§ 2.07
Closing Date	§ 2.07
Company	Preamble
Company Business Combination Proposal	§ 8.17(b)
Company Equity Reclassification	§ 2.02
Company Intellectual Property	§ 4.09(b)
Company Material Contracts	§ 4.18(b)
Company Membership Interests	Recital
Company Unit	§ 2.02
Confidential Information	§ 8.05(b)
Confidentiality Agreement	§ 8.05(a)
Delaware Domestication	§2.01(a)(ii)
DLLCA	Recitals
Domestication	§2.01(a)(ii)
DRULPA	Recitals
Employment Matters	§ 4.17(a)
Enforceability Exceptions	§ 4.03
Executive Order	§ 4.19(b)

Defined Term	Location of Definition
Extension Proposal	§ 8.12(c)
Family Holdings	Preamble
FCPA	§ 4.20
Financial Statements	§ 4.05
First Earnout Achievement Date	§ 3.04(a)
Fully Diluted Shares	§ 8.03(a)
Governmental Filings	§ 4.04(b)
Hedging Instruments	§ 4.19(f)
Holdings	Recitals
Indemnified Individuals	§ 8.08(a)
Intended Tax Treatment	§ 8.11(a)
Interim Financial Statements	§ 4.05
Interim Period	§ 8.01
Issuance Proposal	§ 8.12(c)
Latest Company Balance Sheet	§ 4.05
Latest Company Balance Sheet Date	§ 4.05
Leased Real Property	§ 4.08(a)
Leases	§ 4.08(a)
LLC Agreement of Purchaser	§ 2.01(b)
LTIP	§ 8.03(b)
Merger Sub Interests	§ 7.02(b)
Mergers	§ 2.05(b)
MERS	§ 4.19(c)
New Pubco	Preamble
New Pubco Cash Consideration	§ 2.05(e)
New Pubco Class B Common Stock Subscription	§ 3.01(b)
New Pubco Common Stock	§ 7.02(b)
Non-Participating Company Units Issuable	§ 2.03(c)
Non-Recourse Party	§ 12.15
OFAC Regulations	§ 4.19(b)
Omnibus Incentive Plan	§ 8.03(a)
Omnibus Incentive Plan Proposal	§ 8.12(c)
Operating Agreement of the Blocker Merger Surviving Company	§ 2.10
Operating Agreement of the Purchaser Merger Surviving Company	§ 2.08
Outside Date	§10.01(a)
Outstanding Company Expenses	§ 3.05(a)
Outstanding Purchaser Expenses	§ 3.05(b)
Owned Intellectual Property	§ 4.09(a)
Pass-Through Tax Return	§8.11(b)(i)
Payment Spreadsheet	§ 2.12(b)
PCAOB Audited Financials	§ 8.22
Permits	§ 4.14(a)
PIPE	Recitals
Pre-Closing Reorganization	§ 2.02
Private Placement Warrants	§ 7.02(a)
Proposals	§ 8.12(c)
Public Certifications	§ 7.05(a)
Public Warrants	§ 7.02(a)
Purchaser	Preamble
Purchaser Benefit Plans	§ 7.08
Purchaser Board Recommendation	§ 8.12(d)

Defined Term	Location of Definition
Purchaser Business Combination Proposal	§ 8.17(a)
Purchaser Closing Statement	§ 2.12(a)
Purchaser Merger	§ 2.04
Purchaser Merger Certificate of Merger	§ 2.04
Purchaser Merger Effective Time	§ 2.04
Purchaser Merger Sub	Preamble
Purchaser Merger Sub Interests	§ 7.02(b)
Purchaser Merger Surviving Company	§ 2.04
Purchaser Person Releasers	§11.03(b)
Purchaser Privileged Communications and Materials	§ 12.17
Purchaser Warrants	§ 7.02(a)
Registrar	§2.01(a)(i)
Replacement RSUs	§ 8.03(b)
SEC Reports	§ 7.05(a)
Second Earnout Achievement Date	§ 3.04(b)
Seller	Preamble
Seller Cash Consideration	§ 2.03(a)
Seller Class B Shares	§ 2.05(e)
Seller Person Releasers	§11.03(a)
Seller Privileged Communications and Materials	§ 12.16
Seller Representative	Preamble
Seller Sold Units	§ 2.03(a)
Tail Insurance Period	§ 8.08(c)
Tax Proceeding	§8.11(e)(i)
Trust Account	§ 7.11(a)
Trust Agreement	§ 7.11(a)
Trustee	§ 7.11(a)
Voting Company Debt	§ 4.02(a)
Warrant Offer	§ 8.20

ARTICLE II

REORGANIZATION; PURCHASE AND SALE OF SHARES; MERGERS

SECTION 2.01    Domestication; Intercompany Loan.

(a)    On the Closing Date, Purchaser shall:

(i)    file with the Registrar of Companies of the Cayman Islands (the “Registrar”) a declaration or affidavit as contemplated by s.206(2) of the Companies Law (the “Cayman Filings”) and take such other steps as are required under the Laws of the Cayman Islands with respect to the registration of Purchaser by continuation in the State of Delaware and to procure the de-registration of Purchaser as an exempted company in the Cayman Islands (such de-registration, the “Cayman De-Registration”); and

(ii)    immediately after making the Cayman Filings, file on an expedited basis with the Secretary of State of the State of Delaware a Certificate of Limited Liability Company Domestication and a Certificate of Formation in substantially the forms of Exhibit J (such filings and actions collectively, the “Delaware Domestication”; and, together with the Cayman De-Registration, the “Domestication”), with the Delaware Domestication becoming effective immediately upon the filing of the aforementioned certificates or at such other time as may be agreed in writing by Purchaser and the Company and specified in such certificates.

(b)    Purchaser shall take all steps required by the DLLCA to cause a limited liability company agreement of Purchaser in substantially the form of Exhibit K (the “LLC Agreement of Purchaser”) to be effective upon the effectiveness of the Delaware Domestication.

(c)    On the Closing Date, immediately following the consummation of the Domestication and prior to the actions contemplated by Section 2.03, New Pubco will loan all of the proceeds of the PIPE in respect of the New Pubco PIPE Agreements to Purchaser.

SECTION 2.02    Pre-Closing Reorganization. Prior to the Closing, the Sellers and the Company shall take, or cause to be taken, the actions set forth on Section 2.02 of the Company Disclosure Schedule; provided, that the Sellers and the Company may make, or cause to be made, any modifications to such actions so long as such modifications, individually or in the aggregate, are not reasonably expected to materially adversely impact the expected benefits of the Transactions to Purchaser (the actions set forth on Section 2.02 of the Company Disclosure Schedule, together with any modifications contemplated by the foregoing proviso, the “Pre-Closing Reorganization”) such that the Pre-Closing Reorganization is completed no later than immediately prior to the effectiveness of the Domestication. As part of the Pre-Closing Reorganization, the Company shall reclassify all of its equity interests into a single class of unitized equity interests as set forth in greater detail in the Post-Closing Company LLC Agreement (the “Company Equity Reclassification”; each unitized equity interest, a “Company Unit”) such that, following the Company Equity Reclassification, (i) the Sellers, Blocker and Blocker GP will together own 100% of the outstanding Company Units, (ii) no Non-Participating Company Units will be outstanding and (iii) and the total number of Participating Company Units outstanding will equal the Equity Value Amount.

SECTION 2.03    Delivery and Purchase of Units and Shares. Immediately following Purchaser’s receipt of evidence of the effectiveness of the Delaware Domestication from the Secretary of State of the State of Delaware, upon the terms and subject to the conditions set forth in this Agreement:

(a)    Each Seller will sell, convey, assign and transfer to Purchaser, and Purchaser will purchase, acquire and receive from such Seller, a number of Participating Company Units (such Participating Company Units so sold by a Seller, such Seller’s “Seller Sold Units”) equal to the product of (i) the number of Participating Company Units owned by such Seller as of immediately following the Company Equity Reclassification, multiplied by (ii) the Sale Percentage, in exchange for the payment by Purchaser to such Seller of cash in an amount equal to the product of (A) the Pre-Closing Purchaser Cash, multiplied by (B) the quotient of (1) the number of Participating Company Units owned by such Seller as of immediately following the Company Equity Reclassification, divided by (2) the Pre-Closing Outstanding Units (such aggregate cash to be paid to a Seller, such Seller’s “Seller Cash Consideration”) and, upon the sale and transfer of such Seller Sold Units and notwithstanding any provision of the limited liability company operating agreement of the Company or otherwise to the contrary, Purchaser shall be admitted to the Company as a member holding such Seller Sold Units, Purchaser hereby agrees to be bound by the terms and conditions of the Post-Closing Company LLC Agreement and the Company shall continue without dissolution;

(b)    Blocker GP will sell, convey, assign and transfer to Purchaser, and Purchaser will purchase, acquire and receive from Blocker GP, a number of Participating Company Units (the “Blocker GP Sold Units”) equal to the product of (i) the number of Participating Company Units owned by Blocker GP as of immediately following the Company Equity Reclassification, multiplied by (ii) the Sale Percentage, in exchange for cash in an amount equal to the product of (A) the Pre-Closing Purchaser Cash, multiplied by (B) the quotient of (I) the number of Participating Company Units owned by Blocker GP as of immediately following the Company Equity Reclassification, divided by (II) the Pre-Closing Outstanding Units (such cash, the “Blocker GP Sale Consideration”) and, upon the sale and transfer of such Blocker GP Sold Units and notwithstanding any provision of the limited liability company operating agreement of the Company or otherwise to the contrary, Purchaser shall be a member of the Company holding such Blocker GP Sold Units and the Company shall continue without dissolution;

(c)    the Company will issue to Purchaser, and Purchaser will accept from the Company, 4,258,500 Non-Participating Company Units, which number is equal to 60% of the number of Founder Shares converted into Purchaser Common Units (such number of Non-Participating Company Units, the “Non-Participating Company Units Issuable”).

SECTION 2.04    Purchaser Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Purchaser Merger Effective Time, Purchaser Merger Sub shall merge (the “Purchaser Merger”) with and into Purchaser, with Purchaser surviving the merger as a direct wholly-owned Subsidiary of New Pubco and continuing without dissolution as a Delaware limited liability company under the DLLCA (Purchaser, as the surviving entity, is sometimes hereinafter referred to for the periods at and after the Purchaser Merger Effective Time as the “Purchaser Merger Surviving Company”) following the Purchaser Merger and the separate existence of Purchaser Merger Sub shall cease. The Purchaser Merger shall be consummated in accordance with this Agreement and the DLLCA upon the filing, immediately following the actions contemplated by Section 2.03, of the certificate of merger of the Purchaser Merger (the “Purchaser Merger Certificate of Merger”) with the Secretary of State of the State of Delaware or at such later time as may be agreed by Purchaser and the Company in writing and specified in the Purchaser Merger Certificate of Merger (the “Purchaser Merger Effective Time”). Prior to the Purchaser Merger Effective Time, Purchaser and New Pubco shall take any and all actions as are necessary to ensure that the New Pubco Share that is owned by Purchaser immediately prior to the Purchaser Merger Effective Time shall be repurchased by New Pubco for an aggregate of $1.00 and shall cease to be outstanding at the Purchaser Merger Effective Time. For the avoidance of doubt, the immediately preceding sentence shall not apply to the New Pubco Shares that are owned by the applicable PIPE Investors immediately prior to the Purchaser Merger Effective Time, all of which shall be unaffected by, and shall remain outstanding following, the consummation of the Purchaser Merger.

SECTION 2.05    Blocker Merger and Related Actions. Upon the terms and subject to the conditions set forth in this Agreement:

(a)    immediately following the Purchaser Merger Effective Time, Blocker GP and New Holdco shall cause Blocker to be converted from a Delaware limited partnership to a Delaware limited liability company, in accordance with the DRULPA and the DLLCA (the “Blocker Conversion”);

(b)    at the Blocker Merger Effective Time, Blocker Merger Sub shall merge (the “Blocker Merger” and, together with the Purchaser Merger, the “Mergers”) with and into Blocker, with Blocker surviving the merger as a direct wholly-owned Subsidiary of New Pubco and continuing without dissolution as a Delaware limited liability company under the DLLCA (Blocker, as the surviving entity in the Blocker Merger, is sometimes hereinafter referred to for the periods at and after the Effective Time as the “Blocker Merger Surviving Company”) following the Blocker Merger and the separate corporate existence of Blocker Merger Sub shall cease;

(c)    immediately following the Blocker Merger Effective Time, Blocker GP will contribute, convey, assign and transfer to New Pubco, and New Pubco will accept, acquire and receive from Blocker GP, a number of Participating Company Units (the “Blocker GP Contributed Units”) equal to the difference of (i) the Blocker GP Owned Units minus (ii) the Blocker GP Sold Units, and, in exchange for such contribution, New Pubco will issue to Blocker GP a number of New Pubco Shares equal to the number of Blocker GP Contributed Units (the “Blocker GP Contribution”) and, upon the Blocker GP Contribution and notwithstanding any provision of the limited liability company operating agreement of the Company or otherwise to the contrary, New Pubco shall be admitted to the Company as a member holding such Blocker GP Contributed Units, New Pubco hereby agrees to be bound by the terms and conditions of the Post-Closing Company LLC Agreement and the Company shall continue without dissolution;

(d)    immediately following the Blocker GP Contribution, New Pubco shall contribute the Blocker GP Contributed Units to Blocker;

(e)    immediately following the transactions contemplated by subsection (d) above, New Pubco will issue to each Seller, and each Seller will accept from Purchaser, 100 shares of New Pubco Class B Common

Stock (such shares to be issued to such Seller, such Seller’s “Seller Class B Shares”), in exchange for the contribution by such Seller to New Pubco of cash equal to the par value of such Seller Class B Shares (such cash to be paid by such Seller, such Seller’s “New Pubco Cash Consideration”); and

(f)    immediately following the transactions contemplated by subsection (e) above, New Pubco will contribute the aggregate amount of all New Pubco Cash Consideration to the Company in exchange for the issuance by the Company to New Pubco of a non-economic, managing interest in the Company.

The Blocker Merger shall be consummated in accordance with this Agreement and the DLLCA upon the filing, immediately following the Blocker Conversion, of the certificate of merger of the Blocker Merger (the “Blocker Merger Certificate of Merger”) with the Secretary of State of the State of Delaware or at such later time as may be agreed by Blocker and the Company in writing and specified in the Blocker Merger Certificate of Merger (the “Blocker Merger Effective Time”).

SECTION 2.06    Effects of the Mergers. The Mergers shall have the effects set forth in this Agreement and the DLLCA. Without limiting the generality of the foregoing and subject thereto, but subject to the provisions of Section 12.16, (a) by virtue of the Purchaser Merger and without further act or deed, at the Purchaser Merger Effective Time, all of the rights, privileges and powers and all property, real, personal and mixed, of Purchaser and Purchaser Merger Sub shall vest in the Purchaser Merger Surviving Company and all debts due to Purchaser and Purchaser Merger Sub shall become vested in the Purchaser Merger Surviving Company, and (b) by virtue of the Blocker Merger and without further act or deed, at the Blocker Merger Effective Time, all of the rights, privileges and powers and all property, real, personal and mixed, of Blocker and Blocker Merger Sub shall vest in the Blocker Merger Surviving Company and all debts due to Blocker and Blocker Merger Sub shall become vested in the Blocker Merger Surviving Company.

SECTION 2.07    Closing. The closing of the Transactions (the “Closing”) shall take place remotely by electronic exchange of executed documents at 9:00 a.m., New York time, on the day that is no later than the second Business Day after the day on which the conditions precedent set forth in Article IX (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time) are satisfied or waived in accordance with this Agreement), or at such other place and time or on such other date as the parties hereto may mutually agree in writing. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”. At the Closing, (i) Purchaser shall duly cause such filings as are necessary to effect the Domestication to be duly executed and filed with the Registrar, the Secretary of State of the State of Delaware and any other applicable Governmental Entities as provided in the Companies Law and the DLLCA, (ii) Purchaser shall cause the Purchaser Merger Certificate of Merger to be executed and filed with the Secretary of State of the State of Delaware as provided in the DLLCA, (iii) Blocker and Blocker GP shall cause a certificate of conversion effecting the Blocker Conversion to be executed and filed with the Secretary of State of the State of Delaware as provided in the DLLCA and the DRULPA and (iv) Blocker shall cause the Blocker Merger Certificate of Merger to be executed and filed with the Secretary of State of the State of Delaware as provided in the DLLCA.

SECTION 2.08    Operating Agreement of the Purchaser Merger Surviving Company. At the Purchaser Merger Effective Time and pursuant to and by virtue of the Purchaser Merger, the limited liability company agreement of Purchaser as in effect immediately prior to the Purchaser Merger Effective Time shall be replaced in its entirety by the new limited liability company agreement substantially in the form set forth on Exhibit L attached hereto (“Operating Agreement of the Purchaser Merger Surviving Company”). The Operating Agreement of the Purchaser Merger Surviving Company shall be the limited liability company agreement of the Purchaser Merger Surviving Company, until thereafter amended, modified, supplemented or restated in accordance with its terms and the DLLCA.

SECTION 2.09    Management of the Purchaser Merger Surviving Company. From and after the Purchaser Merger Effective Time, pursuant to the Operating Agreement of the Purchaser Merger Surviving

Company adopted pursuant to Section 2.08, the Purchaser Merger Surviving Company shall be exclusively managed by New Pubco, as sole member, and the officers of Purchaser Merger Sub as of immediately prior to the Purchaser Merger Effective Time shall become the officers of the Purchaser Merger Surviving Company, until their successors shall have been duly elected, appointed or qualified or until their earlier death, resignation or removal, in each case, in accordance with the Operating Agreement of the Purchaser Merger Surviving Company and applicable Law.

SECTION 2.10    Operating Agreement of the Blocker Merger Surviving Company. At the Blocker Merger Effective Time and pursuant to and by virtue of the Blocker Merger, the limited liability company agreement of Blocker, as in effect immediately prior to the Blocker Merger Effective Time, shall be replaced in its entirety by the new limited liability company agreement substantially in the form as set forth on Exhibit M attached hereto (“Operating Agreement of the Blocker Merger Surviving Company”). The Operating Agreement of the Blocker Merger Surviving Company shall be the limited liability company agreement of the Blocker Merger Surviving Company, until thereafter amended, modified, supplemented or restated in accordance with its terms and the DLLCA.

SECTION 2.11    Management of the Blocker Merger Surviving Company. From and after the Blocker Merger Effective Time, pursuant to the Operating Agreement of the Blocker Merger Surviving Company adopted pursuant to Section 2.10, the Blocker Merger Surviving Company shall be exclusively managed by New Pubco, as sole member, and the officers of Blocker Merger Sub as of immediately prior to the Blocker Merger Effective Time shall become the officers of the Blocker Merger Surviving Company, until their successors shall have been duly elected, appointed or qualified or until their earlier death, resignation or removal, in each case, in accordance with the Operating Agreement of the Blocker Merger Surviving Company and applicable Law.

SECTION 2.12    Purchaser Closing Statement; Payment Spreadsheet.

(a)    At least five Business Days prior to the Closing Date, Purchaser shall prepare and deliver to the Company a statement (the “Purchaser Closing Statement”) setting forth Purchaser’s good faith estimates of (i) the amount of Pre-Closing Purchaser Cash as of the Closing (with reasonable supporting detail showing the gross amount of the cash to be paid by the PIPE Investors to Purchaser pursuant to the PIPE, the amount of cash to be paid from the Trust Account to Redeeming Stockholders and any other components thereof), (ii) the number of Purchaser Shares as of the Closing (with reasonable supporting detail showing the number of Purchaser Shares held by Redeeming Stockholders and to be held by PIPE Investors) and (iii) the number of New Pubco Shares as of the Closing (with reasonable supporting detail showing the number of New Pubco Shares to be held by PIPE Investors).

(b)    At least three Business Days prior to the Closing Date, the Company shall deliver to Purchaser a schedule setting forth each Seller’s Seller Sold Units, each Seller’s Seller Cash Consideration, the Blocker GP Sold Units, the Blocker GP Sale Consideration and the Blocker GP Contributed Units to be delivered to each Seller or Blocker GP, as the case may be (the “Payment Spreadsheet”). In preparing the Payment Spreadsheet, the Company shall be entitled to rely fully on the Purchaser Closing Statement. Absent manifest error, the allocation of each Seller’s Seller Sold Units, each Seller’s Seller Cash Consideration, the Blocker GP Sold Units, the Blocker GP Sale Consideration and the Blocker GP Contributed Units set forth in the Payment Spreadsheet shall be binding on all parties and shall be used by the parties for purposes of issuing each Seller’s Seller Sold Units, each Seller’s Seller Cash Consideration, the Blocker GP Sold Units, the Blocker GP Sale Consideration and the Blocker GP Contributed Units, as the case may be, pursuant to this Article II. In issuing the consideration pursuant to this Article II, the Purchaser-Side Parties shall be entitled to rely fully on the allocation of the consideration set forth in the Payment Spreadsheet.

ARTICLE III

CONSIDERATION; EFFECTS OF THE MERGERS

SECTION 3.01    Consideration. At the Closing:

(a)    Purchaser shall pay, or cause to be paid, by wire transfer of same day funds to:

(i)    such account or accounts as each Seller shall designate in writing to Purchaser not less than two Business Days prior to the Closing Date, an amount equal to such Seller’s Seller Cash Consideration; and

(ii)    such account or accounts as Blocker GP shall designate in writing to Purchaser not less than two Business Days prior to the Closing Date, an amount equal to the Blocker GP Sale Consideration;

(b)    Each Seller shall contribute to New Pubco an amount equal to such Seller’s New Pubco Cash Consideration and, in exchange for such contribution, New Pubco shall issue to such Seller a number of shares of New Pubco Class B Common Stock equal to such Seller’s Seller Class B Shares (the “New Pubco Class B Common Stock Subscription”);

(c)    New Pubco shall issue to Blocker GP a number of New Pubco Shares equal to the number of Blocker GP Contributed Units; and

(d)    The Company shall issue to Purchaser a number of Non-Participating Company Units equal to the Non-Participating Company Units Issuable.

SECTION 3.02    Effect on Purchaser and Purchaser Merger Sub Capital Stock; Warrants. Subject to the provisions of this Agreement:

(a)    At the Purchaser Merger Effective Time, by virtue of the Purchaser Merger and without any action on the part of any holder thereof, each Purchaser Common Unit that is issued and outstanding immediately prior to the Purchaser Merger Effective Time shall be automatically converted into the right to receive one New Pubco Share. From and after the Purchaser Merger Effective Time, all of the Purchaser Common Units converted into the right to receive New Pubco Shares in the Purchaser Merger shall no longer be outstanding and shall cease to exist, and each former holder of Purchaser Common Units shall thereafter cease to have any rights with respect to such securities (other than the right to receive New Pubco Shares);

(b)    At the Purchaser Merger Effective Time, without any action on the part of the holder thereof, each warrant to purchase Purchaser Shares that is issued and outstanding immediately prior to the Purchaser Merger Effective Time shall automatically be converted into a warrant to purchase an equal number of New Pubco Shares. The Purchaser-Side Parties shall take all lawful actions to effect the provisions of this Section 3.02(b), including causing the Warrant Agreement to be amended or amended and restated to the extent necessary to give effect to this Section 3.02(b), including adding New Pubco as a party thereto, such assignment, assumption and amendment to be in a customary form agreed to by the Company and Purchaser;

(c)    At the Purchaser Merger Effective Time, by virtue of the Purchaser Merger and without any action on the part of any holder thereof, each limited liability company interest of Purchaser Merger Sub issued and outstanding immediately prior to the Purchaser Merger Effective Time shall automatically be converted into and become one validly issued limited liability company interest of the Purchaser Merger Surviving Company and such interests shall constitute the only outstanding limited liability company interests of the Purchaser Merger Surviving Company issued and outstanding as of immediately following the Purchaser Merger Effective Time. From and after the Purchaser Merger Effective Time, each limited liability company interest of Purchaser Merger Sub converted into one limited liability company interest of Purchaser in the Purchaser Merger shall no longer be outstanding and shall cease to exist, and each holder of limited liability company interests of Purchaser Merger Sub shall thereafter cease to have any rights with respect to such securities (other than the right to receive the limited liability company interests of the Purchaser Merger Surviving Company); and

(d)    At the Purchaser Merger Effective Time, by virtue of the Purchaser Merger and without any action on the part of any holder thereof, each Purchaser Share and warrant to purchase Purchaser Shares held in the treasury of Purchaser immediately prior to the Purchaser Merger Effective Time shall be cancelled without any conversion thereof and no payment or distribution shall be made with respect thereto.

SECTION 3.03    Effect on Blocker and Blocker Merger Sub Capital Stock. Subject to the provisions of this Agreement:

(a)    At the Blocker Merger Effective Time, by virtue of the Blocker Merger and without any action on the part of any holder thereof, each unit of limited liability company interest of Blocker (a “Blocker Share”) that is issued and outstanding immediately prior to the Blocker Merger Effective Time shall be automatically converted into the right to receive (i) a number of validly issued, fully-paid and nonassessable New Pubco Shares equal to the Blocker Merger Exchange Ratio, (ii) an amount in cash equal to the Blocker Merger Cash Consideration and (iii) the right to receive Earnout Shares to the extent issuable pursuant to Section 3.04 (the “Blocker Merger Consideration”). From and after the Blocker Merger Effective Time, all of the Blocker Shares converted into the right to receive the Blocker Merger Consideration in the Blocker Merger shall no longer be outstanding and shall cease to exist, and each holder of Blocker Shares shall thereafter cease to have any rights with respect to such securities (other than the right to receive the applicable Blocker Merger Consideration in respect thereof);

(b)    At the Blocker Merger Effective Time, by virtue of the Blocker Merger and without any action on the part of any holder thereof, each limited liability company interest of Blocker Merger Sub issued and outstanding immediately prior to the Blocker Merger Effective Time shall automatically be converted into and become one validly issued limited liability company interest of the Blocker Merger Surviving Company and such interests shall constitute the only outstanding limited liability company interests of the Blocker Merger Surviving Company as of immediately following the Blocker Merger Effective Time. From and after the Blocker Merger Effective Time, all of the limited liability company interests of Blocker Merger Sub converted into the right to receive limited liability company interests of the Blocker Merger Surviving Company shall no longer be outstanding and shall cease to exist, and each holder of limited liability company interests of Blocker Merger Sub shall thereafter cease to have any rights with respect to such securities (other than the right to receive limited liability company interests of Blocker Merger Surviving Company); and

(c)    At the Blocker Merger Effective Time, by virtue of the Blocker Merger and without any action on the part of any holder thereof, each Blocker Share held in the treasury of Blocker immediately prior to the Blocker Merger Effective Time shall be cancelled without any conversion thereof and no payment or distribution shall be made with respect thereto.

SECTION 3.04    Earnout.

(a)    If, at any time during the six (6) years following the Closing, the VWAP of New Pubco Class A Common Stock is greater than or equal to $12.50 for any twenty (20) Trading Days within a period of thirty (30) consecutive Trading Days (the date when the foregoing is first satisfied, the “First Earnout Achievement Date”):

(i)    New Pubco shall promptly issue to each holder of Blocker Shares outstanding immediately prior to the Blocker Merger Effective Time such holder’s Blocker Pro Rata Portion of a number of validly issued, fully-paid and nonassessable New Pubco Shares equal to the product of (A) the quotient of (1) the number of Participating Company Units owned by Blocker as of immediately prior to the Closing but following the Company Equity Reclassification, divided by (2) the Pre-Closing Outstanding Units, multiplied by (B) 9,000,000; and

(ii)    the Company shall, and New Pubco shall cause the Company to, promptly issue to each Pre-Closing Company Equityholder (other than Blocker or any holder of Blocker Shares) a number of additional validly issued, fully-paid and nonassessable Participating Company Units equal to the product of (A) the quotient of (1) the number of Participating Company Units owned by such Pre-Closing Company Equityholder as of immediately following the Company Equity Reclassification, divided by (2) the Pre-Closing Outstanding Units, multiplied by (B) 9,000,000.

(b)    If, at any time during the six (6) years following the Closing, the VWAP of New Pubco Class A Common Stock is greater than or equal to $15.00 for any twenty (20) Trading Days within a period of thirty (30) consecutive Trading Days (the date when the foregoing is first satisfied, the “Second Earnout Achievement Date”):

(i)    New Pubco shall promptly issue to each holder of Blocker Shares outstanding immediately prior to the Blocker Merger Effective Time such holder’s Blocker Pro Rata Portion of a number of validly issued, fully-paid and nonassessable New Pubco Shares equal to the product of (A) the quotient of (1) the number of Participating Company Units owned by Blocker as of immediately prior to the Closing but following the Company Equity Reclassification, divided by (2) the Pre-Closing Outstanding Units, multiplied by (B) 9,000,000; and

(ii)    the Company shall, and New Pubco shall cause the Company to, promptly issue to each Pre-Closing Company Equityholder (other than Blocker or any holder of Blocker Shares) a number of additional validly issued, fully-paid and nonassessable Participating Company Units equal to the product of (A) the quotient of (1) the number of Participating Company Units owned by such Pre-Closing Company Equityholder as of immediately following the Company Equity Reclassification, divided by (2) the Pre-Closing Outstanding Units, multiplied by (B) 9,000,000.

(c)    In the event that there is an agreement with respect to a New Pubco Sale entered into after the Closing and prior to the date that is six (6) years following the Closing Date:

(i)    to the extent it has not already occurred, the First Earnout Achievement Date shall be deemed to occur on the day prior to the closing of such New Pubco Sale if the price paid per New Pubco Share in such New Pubco Sale is greater than or equal to $12.50, and (A) New Pubco shall issue the New Pubco Shares issuable pursuant to Section 3.04(a), (B) the Company shall, and New Pubco shall cause the Company to, issue the additional Participating Company Units issuable pursuant to Section 3.04(a) and (C) New Pubco shall pay the amounts payable pursuant to Section 3.04(a), in each case, on the date prior to such closing (in each case, to the extent such New Pubco Shares and additional Participating Company Units have not previously been issued);

(ii)    to the extent it has not already occurred, the Second Earnout Achievement Date shall also be deemed to occur on the day prior to the closing of such New Pubco Sale if the price paid per New Pubco Share in such New Pubco Sale is greater than or equal to $15.00, and (A) New Pubco shall issue the New Pubco Shares issuable pursuant to Section 3.04(b), (B) the Company shall, and New Pubco shall cause the Company to, issue the additional Participating Company Units issuable pursuant to Section 3.04(b) and (C) New Pubco shall pay the amounts payable pursuant to Section 3.04(b), in each case, on the date prior to such closing (in each case, to the extent such New Pubco Shares and additional Participating Company Units have not previously been issued);

(iii)    in the event (x) the price paid per New Pubco Share in such New Pubco Sale is greater than or equal to $10.00 (to the extent the Second Earnout Achievement Date has not occurred) but does not exceed $12.50 and (y) the consideration paid per New Pubco Share in such New Pubco Sale includes stock or other equity consideration, as a condition to the consummation of such New Pubco Sale, the acquiror in such New Pubco Sale shall assume the obligations in Section 3.04(a) and the stock price thresholds set forth in Section 3.04(a) shall be equitably adjusted for the conversion ratio and other terms and conditions of the transaction, as determined by the board of directors of New Pubco in good faith (but the obligations in Section 3.04(b) shall no longer apply from and after the closing of such New Pubco Sale); and

(iv)    in the event the price paid per New Pubco Share in such New Pubco Sale is (x) less than $10.00 or (y) less than $12.50 and payable solely in cash consideration, the obligations in Sections 3.04(a) and 3.04(b) shall no longer apply from and after the closing of such New Pubco Sale;

provided, that (I) in each of the foregoing clauses (i) through (iv), to the extent the price paid per New Pubco Share includes contingent consideration or property other than cash, the board of directors of New Pubco shall determine the price paid per New Pubco Share in such New Pubco Sale in good faith (valuing any such consideration payable in publicly-traded securities of the acquiror, on a per-security basis, at the VWAP of such security over the twenty (20) consecutive Trading Day period ending on (and including) the second Business Day prior to the date of the entry into the binding definitive agreement providing for the consummation of such New Pubco Sale) and (II) any determination by the board of directors of New Pubco with respect to any matters contemplated by, or related to, this Section 3.04, including the price paid per New Pubco Share in any New Pubco Sale, the determination of whether any New Pubco Shares or Participating Company Units are issuable under this Section 3.04 or the form or requirement of any assumption by an acquirer under clause (iii) above, shall be made in good faith and shall be final and binding on the parties hereto, the Sponsor, the other Sponsor Persons (as defined in the Sponsor Agreement), the Pre-Closing Company Equityholders and each of their respective Affiliates.

(d)    If the First Earnout Achievement Date or a New Pubco Sale has not occurred after the Closing and prior to the date that is six (6) years following the Closing Date, the obligations in Sections 3.04(a) and 3.04(c) shall terminate and no longer apply. If the Second Earnout Achievement Date or a New Pubco Sale has not occurred after the Closing and prior to the date that is six (6) years following the Closing Date, the obligations in Sections 3.04(b) and 3.04(c) shall terminate and no longer apply.

SECTION 3.05    Payment of Expenses.

(a)    No sooner than five or later than two Business Days prior to the Closing Date, the Company shall provide to Purchaser a written report setting forth a list of the following fees and expenses incurred by or on behalf of the Company (including its direct and indirect equityholders) in connection with the preparation, negotiation and execution of this Agreement and the consummation of the Transactions (together with written invoices and wire transfer instructions for the payment thereof), solely to the extent such fees and expenses are incurred and expected to remain unpaid as of the close of business on the Business Day immediately preceding the Closing Date: (i) the fees and disbursements of outside counsel to the Company, (ii) the fees and expenses of accountants to the Company, (iii) the fees and disbursements of bona fide third-party investment bankers to the Company and (iv) any premiums, fees, disbursements or expenses incurred in connection with any tail insurance policy for the directors’ and officers’ liability insurance of the Company, in each case, incurred in connection with the Transactions (collectively, the “Outstanding Company Expenses”). On the Closing Date, the Company shall pay or cause to be paid by wire transfer of immediately available funds from the combined cash accounts of the Company and Purchaser after the release of funds from the Trust Account all such Outstanding Company Expenses.

(b)    No sooner than five or later than two Business Days prior to the Closing Date, Purchaser shall provide to the Company a written report setting forth a list of the following fees and expenses incurred by or on behalf of Purchaser in connection with the preparation, negotiation and execution of this Agreement and the consummation of the Transactions (together with written invoices and wire transfer instructions for the payment thereof), solely to the extent such fees and expenses are incurred and expected to remain unpaid as of the close of business on the Business Day immediately preceding the Closing Date: (i) the fees and disbursements of outside counsel to Purchaser, (ii) the fees and expenses of accountants to Purchaser, (iii) the fees and expenses of the consultants and other advisors to Purchaser set forth on Section 3.05(b) of the Purchaser Disclosure Schedule, (iv) the fees and disbursements of bona fide third-party investment bankers to Purchaser and (v) any premiums, fees, disbursements or expenses incurred in connection with any tail insurance policy for the directors’ and officers’ liability insurance of Purchaser, in each case, incurred in connection with the Transactions (collectively, the “Outstanding Purchaser Expenses”). On the Closing Date, the Company shall pay or cause to be paid by wire transfer of immediately available funds from the combined cash accounts of the Company and Purchaser after the release of fund from the Trust Account all such Outstanding Purchaser Expenses.

SECTION 3.06    Equitable Adjustments.

(a)    If, between the date of this Agreement and the Closing, the outstanding Purchaser Shares, New Pubco Shares, Blocker Shares or the Participating Company Units shall have been changed into a different number of shares or a different class (except as expressly contemplated by this Agreement), by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any similar event shall have occurred, then any number, value (including dollar value) or amount contained herein which is based upon the number of Purchaser Shares, New Pubco Shares, Blocker Shares or the Participating Company Units will be appropriately adjusted to provide to the holders (or former holders, as the case may be) of Purchaser Shares, New Pubco Shares, Blocker Shares or the Participating Company Units the same economic effect as contemplated by this Agreement; provided, however, that this Section 3.06(a) shall not be construed to permit any party hereto to take any action with respect to their respective securities that is prohibited by the terms and conditions of this Agreement.

(b)    Following the Closing, if, and as often as, there are any changes in New Pubco or the Company by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or business combination, or by any other means, equitable adjustment shall be made to the provisions of Section 3.04 as may be required so that the rights, privileges, duties and obligations thereunder shall continue with respect to the New Pubco Shares and Participating Company Units issuable thereunder, each as so changed.

SECTION 3.07    Withholding. Notwithstanding any other provision of this Agreement, (a) Purchaser shall be permitted to deduct or withhold from any payment pursuant to this Agreement any amounts that it is required by applicable Law deduct or withhold from such payment and (b) any amounts deducted or withheld from any such payment and properly remitted to the applicable taxing authority shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction or withholding was made; provided that prior to deducting or withholding any amounts from any payment made pursuant to this Agreement, the Person making such deduction or withholding shall give reasonable advance notice to such Person in respect of whom such deduction or withholding is to be made (other than where such deduction or withholding is in respect of amounts treated as compensation under the Code or is due to a failure to furnish the forms required by Section 8.11(i)) and shall reasonably cooperate with such Person to reduce or eliminate any amounts that would otherwise be deductible or withheld to the extent permitted by applicable Law.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Company Disclosure Schedule, the Company hereby represents and warrants to Purchaser as follows:

SECTION 4.01    Organization and Good Standing. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and each Subsidiary of the Company is duly organized, validly existing and, except as would not have a Company Material Adverse Effect, in good standing under the laws of the jurisdiction of its formation or incorporation. The Company and each of its Subsidiaries (a) has all requisite power and authority to own and lease its assets and to operate its business as the same are now being owned, leased and operated and (b) is duly qualified or licensed to do business as a foreign entity and is in good standing in each jurisdiction in which the nature of its business or its ownership of its properties requires it to be so qualified or licensed, except in each case where the failure to have such power or authority or be so qualified or licensed would not have a Company Material Adverse Effect. The

Company has delivered or made available to Purchaser a true, complete and correct copy of the Organizational Documents, as currently in effect, for the Company and each of its material Subsidiaries. Neither the Company nor any of its Subsidiaries is in violation of its Organizational Documents in any material respect.

SECTION 4.02    Capitalization.

(a)    All of the outstanding Company Membership Interests have been duly authorized and validly issued, and are not subject to or issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right provided for in the DLLCA, the Organizational Documents of the Company, each as amended to the date of this Agreement, or any Contract to which the Company is a party or otherwise bound. There are not any bonds, debentures, notes or other Indebtedness of the Company or any of its Subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which any holder of Company Membership Interests or other equity interests of the Company or any of its Subsidiaries may vote (“Voting Company Debt”). Except as set forth above or in Section 4.02(a) or Section 4.02(b) of the Company Disclosure Schedule, as of the date of this Agreement, there are not any options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, preemptive rights, puts, calls, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which the Company or any of its Subsidiaries is a party or by which any of them is bound (i) obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional Company Membership Interests or other equity interests in, or any security convertible into or exercisable for or exchangeable into, or giving any Person a right to subscribe for or acquire, any Company Membership Interests or other equity interest in, the Company or any Subsidiary of the Company or any Voting Company Debt, (ii) obligating the Company or any of its Subsidiaries to issue, grant or enter into any such option, warrant, right, security, commitment, Contract, arrangement or undertaking or (iii) pay an amount in cash or in kind with respect to, or based on the value of, any Company Membership Interests or other equity interest in the Company or any of its Subsidiaries or any Voting Company Debt.

(b)    Except as set forth on Section 4.02(b) of the Company Disclosure Schedule, there are not any outstanding contractual obligations of the Company or any of its Subsidiaries (i) to repurchase, redeem or otherwise acquire any Company Membership Interests or other equity interest in the Company or any of its Subsidiaries, (ii) relating to the voting or registration of any equity securities of the Company or any of its Subsidiaries, or (iii) relating to the admission of any Person as a member of the Company.

(c)    Section 4.02(c) of the Company Disclosure Schedule sets forth a true and complete list of all Subsidiaries of the Company, including the name and jurisdiction of organization of each such Subsidiary, the issued and outstanding equity interests of each such Subsidiary, the record owner of such equity interests and the Persons admitted as members or partners, as applicable, of each such Subsidiary. All the outstanding equity interests of each such Subsidiary have been duly authorized and validly issued and not subject to or issued in violation of applicable securities Law, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right provided for by applicable Law, the Organizational Documents of such Subsidiary, each as amended to the date of this Agreement, or any Contract to which the Company or any of such Subsidiaries is a party or otherwise bound, and, except as set forth on Section 4.02(c) of the Company Disclosure Schedule, (i) are held, directly or indirectly, by the Company or another Subsidiary of the Company, free and clear of all Encumbrances (other than Permitted Encumbrances) and (ii) the Company or another Subsidiary of the Company are the sole stockholders, members or partners, as applicable, of each such Subsidiary.

SECTION 4.03    Authority; Execution and Delivery; Enforceability. The Company possesses all requisite legal right, power and authority to execute, deliver and perform this Agreement and the other Transaction Agreements to which it is or will be a party and to consummate the Transactions. The execution, delivery and performance by the Company of this Agreement and the other Transaction Agreements to which it is or will be a party and the consummation by the Company of the Transactions have been duly and validly authorized by all requisite limited liability company action on the part of the Company and no other proceeding on the part of the Company is necessary to authorize this Agreement and the other Transaction Agreements to which it is or will be a party or to consummate the Transactions. This Agreement has been, and the other Transaction Agreements to which it is or will be a party will upon delivery be, duly executed and delivered by the Company and, assuming due authorization, execution and delivery by each of the other parties hereto and thereto, constitutes, or will upon such delivery constitute, the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other Laws of general application affecting enforcement of creditors’ rights or by principles of equity (the “Enforceability Exceptions”).

SECTION 4.04    No Conflicts; Consents.

(a)    Except as set forth in Section 4.04(a) of the Company Disclosure Schedule and assuming all Governmental Filings and waiting periods described in or contemplated by Section 4.04(b), Section 5.04(b), Section 6.03(b) and Section 7.04(b) have been obtained or made, or have expired, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Transactions will not (i) violate any applicable Law or Governmental Order to which the Company or its Subsidiaries are subject, (ii) with or without notice, lapse of time or both, conflict with, result in a violation or breach of, or constitute a default under, result in the acceleration, termination or cancellation of or create in any party the right to accelerate, terminate or cancel any Company Material Contract or result in the loss of any material benefit under any Company Material Contract, (iii) result in the creation of any Encumbrance (other than any Permitted Encumbrance) on any properties, rights or assets of the Company or any of the Company’s Subsidiaries or (iv) violate the Organizational Documents, each as amended to the date of this Agreement, of the Company or any of its Subsidiaries, other than, in the case of clauses (i), (ii) and (iii) above, any such violations, conflicts, breaches, defaults, accelerations, terminations, cancellations, rights or Encumbrances that would not have a Company Material Adverse Effect.

(b)    No filings or registrations with, notifications to, or authorizations, consents or approvals of, a Governmental Entity (collectively, “Governmental Filings”) are required to be obtained or made by the Company or its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the Transactions, except (i) compliance with and filings under the HSR Act, (ii) applicable requirements, if any, of the Exchange Act, state securities or “blue sky” laws and state takeover laws, (iii) Governmental Filings set forth on Section 4.04(b) of the Company Disclosure Schedule and (iv) such other Governmental Filings, the failure of which to be obtained or made would not have a Company Material Adverse Effect.

SECTION 4.05    Financial Statements. Purchaser has been provided copies of (i) the audited consolidated financial statements of Holdings as of and for the fiscal years ended December 31, 2018 and December 31, 2019 (the “Audited Financial Statements”) and (ii) the unaudited consolidated financial statements of Holdings as of and for the six (6) month period ended June 30, 2020 (the “Interim Financial Statements, and together with the Audited Financial Statements, the “Financial Statements”). Except as set forth on Section 4.05 of the Company Disclosure Schedule, the Financial Statements have been prepared in accordance with GAAP, consistently applied, and present fairly, in all material respects, the consolidated financial position of Holdings as of the date indicated and the results of operations for the period then ended, except with respect to the Interim Financial Statements, which are subject in each case to (x) normal year-end adjustments and (y) the absence of disclosures normally made in footnotes. The balance sheet as of June 30, 2020, which is included in the Interim Financial Statements, is referred to herein as the “Latest Company Balance Sheet” and June 30, 2020 is referred to as the “Latest Company Balance Sheet Date”.

SECTION 4.06    No Undisclosed Liabilities; Internal Controls.

(a)    Except as set forth in Section 4.06 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has any liabilities of any kind that would have been required to be reflected in, reserved against or otherwise described on the face of the Financial Statements in accordance with GAAP other than (i) those reflected on the Financial Statements, (ii) liabilities incurred in the ordinary course of business after the Latest Company Balance Sheet Date, (iii) liabilities incurred in connection with the Transactions or (iv) liabilities that would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(b)    The Company maintains a standard system of accounting established and administered in accordance with GAAP. The Company has designed and maintains a system of internal controls over financial reporting sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(c)    Since January 1, 2020 and through the date hereof, neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, manager, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries, has received any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in unlawful accounting or auditing practices. Since January 1, 2020 and through the date hereof, there have been no internal investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, general counsel, the Company Board or any committee thereof.

SECTION 4.07    Absence of Certain Changes or Events. (i) From the Latest Company Balance Sheet Date to the date of this Agreement, except as contemplated by this Agreement or in response to or related to any Contagion Event or any change in applicable Law or policy as a result of or related to any Contagion Event, (x) the Company and its Subsidiaries have conducted the Business in the ordinary course consistent with past practice in all material respects and (y) none of the Company or any of its Subsidiaries has taken any action which, if taken after the date hereof, would have required the prior consent of Purchaser pursuant to Section 8.01(d), or has entered into any agreement with respect to any of the foregoing and (ii) from December 31, 2019, there has not been a Company Material Adverse Effect.

SECTION 4.08    Real Property; Title to Assets.

(a)    Except as set forth on Section 4.08(a) of the Company Disclosure Schedule, the Company and its Subsidiaries do not own any real property (other than any interest in real property pursuant to Mortgage Loans). Section 4.08(a) of the Company Disclosure Schedule identifies, as of the date hereof, all of the material real property devised by leases or subleases (collectively, the “Leases”) to the Company or any of its Subsidiaries that provide for monthly rent payments in excess of $20,000 (collectively, the “Leased Real Property”).

(b)    The Company and its Subsidiaries, as applicable, hold a valid and existing leasehold interest under each of the Leases to which it is a party for the terms set forth therein. Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, all of the Leases are in full force and effect and enforceable by the Company or such Subsidiaries which is a party thereto in accordance with their terms, subject to the Enforceability Exceptions. Neither the Company or any of its Subsidiaries nor, to the Knowledge of the Company, any other party to the Lease, is in material breach of or in material default under any Lease that would, individually or in the aggregate, materially impair or be reasonably likely to materially impair the continued use and operations of the Leased Real Property to which they relate in the conduct of the Business as presently conducted.

(c)    Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries own the material tangible personal property reflected on the Latest Company Balance Sheet or acquired thereafter (except for assets reflected thereon or acquired thereafter that have been disposed of since the Latest Company Balance Sheet Date), free and clear of all Encumbrances, except for (i) Encumbrances identified or described in Section 4.08(c) of the Company Disclosure Schedule and (ii) Permitted Encumbrances.

SECTION 4.09    Intellectual Property.

(a)    Section 4.09(a) of the Company Disclosure Schedule sets forth a true, correct and complete listing of all of the following that are owned, used or held for use by the Company or any of its Subsidiaries: (i) registrations of Intellectual Property and all pending applications therefor owned or purported to be owned by the Company or any of its Subsidiaries (“Owned Intellectual Property”), and (ii) all Contracts pursuant to which any material Intellectual Property licensed to or from a third party by the Company or its Subsidiaries, other than (A) non-exclusive licenses to a third party entered in the ordinary course of business or (B) non-exclusive, commercially available software or data licenses for a one-time or annual fee in excess of $500,000.

(b)    Except as set forth in Section 4.09(b) of the Company Disclosure Schedule, (i) the Company and its Subsidiaries own and possess all right, title and interest in and to or otherwise have the right to use all their material proprietary Intellectual Property owned or purported to be owned, licensed or used by the Company or its Subsidiaries (the “Company Intellectual Property”) and (ii) all registrations included in such material proprietary Owned Intellectual Property are subsisting and unexpired and free of any Encumbrances (other than Permitted Encumbrances), and to the Knowledge of the Company, valid. The Company Intellectual Property constitutes all of the material Intellectual Property used to conduct the Business and is sufficient, in all material respects, for the conduct of such Business as presently conducted.

(c)    Except as set forth in Section 4.09(c) of the Company Disclosure Schedule, since January 1, 2020 and through the date hereof, (1) none of the Company nor any of its Subsidiaries has received any written notice (i) contesting the validity, use, ownership, enforceability, patentability or registrability of any Company Intellectual Property, or (ii) alleging the infringement, misappropriation, or other conflict, by the Company or any of its Subsidiaries of any Intellectual Property of any third party, except for any such claims that have been satisfactorily resolved or that would not reasonably be expected to be material to the Company or its Subsidiaries, taken as a whole, and (2) neither the Company nor any of its Subsidiaries has commenced or threatened any Action, or asserted any allegation or claim, against any Person for infringement or misappropriation of the Company Intellectual Property or breach of any Contract involving the Company Intellectual Property.

(d)    To the Knowledge of the Company, since January 1, 2020 and through the date hereof, (i) the conduct of the Business has not and does not in any material respect infringe upon or misappropriate any Intellectual Property of any third party and (ii) no third party has or is infringing, misappropriating or otherwise violating any Company Intellectual Property in any material respect.

(e)    Each Person who has contributed to, developed, or created any material Owned Intellectual Property has done so pursuant to a valid and enforceable written agreement in favor of Company and/or a Subsidiary of the Company and which grants exclusive ownership of the Person’s contribution, development or creation to Company and/or one of its Subsidiaries (except to the extent such material Owned Intellectual Property would vest initially in the Company or a Subsidiary by operation of law). No Open Source Software is or has been included, incorporated or embedded in, linked to, combined or distributed with or used in the delivery or provision of any Software owned or purported to be owned by the Company or its Subsidiaries, in each case, in a manner that requires any material proprietary source code to be licensed or made available to third parties under any Copyleft License. Neither Company nor any of its

Subsidiaries is a party to any source code escrow Contract or any other Contract requiring the deposit of any source code or related source materials for any Software owned or purported to be owned by the Company or its Subsidiaries (except with respect to source code provided to any third party providing services on behalf of the Company or a Subsidiary).

(f)    The Company and its Subsidiaries have each implemented and taken commercially reasonable actions to maintain and protect (i) the trade secrets and confidential information included in the Company Intellectual Property and (ii) the integrity, continuous operation and security of their material Software and IT Systems. Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company, each of its Subsidiaries and, to the Knowledge of the Company, any Person acting for or on the behalf of the Company or any of its Subsidiaries have complied (since January 1, 2020) and do comply with (A) all applicable Privacy Laws, (B) all privacy policies of the Company or any of its Subsidiaries regarding Personal Information and (C) all contractual obligations of the Company and any of its Subsidiaries concerning Personal Information. The Company and its Subsidiaries have required all material third-party service providers, outsourcers, processors or other third parties who process, store or otherwise handle Personal Information for or on behalf of the Company or any of its Subsidiaries to agree in writing to comply with applicable Privacy Laws.

(g)    The Company and each of its Subsidiaries maintains commercially reasonable disaster recovery and business continuity plans, procedures and facilities, and such plans and procedures have been tested at least annually. Since January 1, 2020 and through the date hereof, there have not been any widespread outages or material failures, or breakdowns affecting any IT Systems.

(h)    Since January 1, 2020 and through the date hereof, neither the Company nor any of its Subsidiaries has (i) experienced any material breaches, data security incidents, misuse of or unauthorized access to or unauthorized disclosure of any Personal Information in their possession or control, (ii) provided or been required to provide any notices to any Person in connection with a disclosure of Personal Information or (iii) received notice of any audits, proceedings, charges, claims, inquiries or investigations by any Governmental Entity or any other Person regarding the collection, dissemination, storage or use of Personal Information or the violation of any applicable Privacy Laws, other than, with respect to each of (i), (ii), and (iii) those that were resolved without material cost or liability.

SECTION 4.10    Insurance. Section 4.10 of the Company Disclosure Schedule sets forth a listing of all material insurance policies or binders currently owned, held by or applicable to the Company or any of its Subsidiaries (or the Business), including as an insured, a named insured or otherwise the principal beneficiary of coverage. Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, all such policies are in full force and effect and are legal, valid, binding and enforceable in accordance with their respective terms and all premiums that are due and payable with respect thereto have been timely paid (other than retroactive or retrospective premium adjustments and adjustments in respect of self-funded health programs that are not yet, but may be, required to be paid with respect to any period end prior to the Closing Date). None of the Company or any of its Subsidiaries has received any written notice of cancellation or non-renewal of any such policy or arrangement nor has the termination of any such policy or arrangement been threatened in writing. Neither the Company nor any of its Subsidiaries is in material breach or material default of any such material insurance policies (including any such breach or default with respect to the payment of premiums or the giving of notice), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, under such policies.

SECTION 4.11    Taxes. Except as set forth on Section 4.11 of the Company Disclosure Schedule:

(a)    All material Tax Returns required to be filed by the Company or any of its Subsidiaries with any Governmental Entity have been filed, and all such Tax Returns are accurate and complete in all material respects. All material Taxes shown as due on such Tax Returns have been paid in full and any other material Taxes that the Company or any of its Subsidiaries is otherwise obligated to pay (whether or not such Taxes have been reported on any Tax Returns) have been paid in full. Each of the Company and its Subsidiaries has made full and adequate provision in its books and records and Financial Statements for all material Taxes which are not yet due and payable and made estimated Tax payments sufficient to avoid any material underpayment penalties.

(b)    There is no audit, examination or other Action involving any material Tax of the Company or any of its Subsidiaries that is currently in progress, or, to the Knowledge of the Company, threatened in writing, by a Governmental Entity.

(c)    Neither the Company nor any of its Subsidiaries has received from any Governmental Entity in a jurisdiction where the Company or its Subsidiary has not filed any Tax Returns any written claim that the Company or such Subsidiary is subject to material taxation by that jurisdiction, which claim has not been fully resolved.

(d)    There are no Encumbrances for Taxes upon any of the assets of the Company or any of its Subsidiaries, other than Permitted Encumbrances.

(e)    Neither the Company nor any of its Subsidiaries is a party to, is bound by or has any obligation under any Tax allocation or Tax sharing agreement, other than (i) any such agreement solely among the Company and its Subsidiaries or (ii) any commercial agreement the primary subject matter of which is not Taxes.

(f)    None of the Company or any of its Subsidiaries has engaged in any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b).

(g)    The Company is, and has been since its formation, treated as a partnership or disregarded entity for U.S. federal and state income Tax purposes. As of the date hereof, the entity classification of each of the Subsidiaries of the Company for U.S. federal income Tax purposes is as listed in Section 4.11(g) of the Company Disclosure Schedule.

(h)    Neither the Company nor any of its Subsidiaries has waived any statutes of limitations with respect to material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency, in each case that has not expired.

(i)    Each of the Company and its Subsidiaries has withheld and paid to the appropriate Governmental Entity all material amounts of Taxes required to have been withheld and paid in connection with amounts paid or owing to any current or former employee, independent contractor, creditor, shareholder or other third party.

(j)    Neither the Company nor any of its Subsidiaries has been a member of an Affiliated Group filing a consolidated, combined or unitary United States federal, state, local or foreign income Tax Return (other than a group the common parent of which is the Company or any Subsidiary).

(k)    Neither the Company nor any of its Subsidiaries has any material liability for the Taxes of any person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, or otherwise as a matter of Law.

(l)    Neither the Company nor any of its Subsidiaries has, within the two years ending on the date of this Agreement, distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

(m)    Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of: (i) any closing agreement described in Section 7121 of the Code (or any similar provision of state, local or foreign Tax Law) entered into prior to Closing; (ii) any installment sale or open transaction disposition made prior to the Closing (iii) prepaid amount or deferred revenue received prior to the Closing; (iv) any election to defer income pursuant to the Code (or any similar provision of state, local or foreign Tax Law) made with respect to any taxable period beginning before the Closing Date other than in the ordinary course of business; (vi) any change in method of accounting or use of an improper method of accounting, in each case, for a taxable period ending on or prior to the Closing Date or (vii) any income arising or accruing prior to the Closing and includable after the Closing under Sections 951, 951A or 956 of the Code. Neither the Company nor any of its Subsidiaries was or shall be required to include any amount in income or pay any Taxes pursuant to Section 965 of the Code. The Company and its Subsidiaries have not deferred until after the Closing the payment of any payroll Taxes the due date for the original payment of which was at or prior to the Closing Date.

(n)    To the Knowledge of the Company, neither the Company nor any of its Subsidiaries will incur any material Taxes as a result of the Pre-Closing Reorganization, other than Taxes that will be allocated to the direct or indirect owners of the Company prior to the Closing.

(o)    References in this Section 4.11 to the Company and its Subsidiaries include references to any entity that merged or liquidated with or into the Company or its Subsidiary, and any predecessors of the foregoing.

(p)    Other than the representations and warranties set forth in Section 4.13, this Section 4.11 contains the exclusive representations and warranties of the Company with respect to Tax matters.

SECTION 4.12    Proceedings.

(a)    As of the date of this Agreement, (i) there are no Actions pending or, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries and (ii) neither the Company nor any of its Subsidiaries is subject to any continuing Governmental Order (other than those of general applicability), except in the case of clauses (i) and (ii), as would not be material to the Company and its Subsidiaries, taken as a whole. Except as would not be material to the Company and its Subsidiaries, taken as a whole, as of the date of this Agreement, there is no audit, examination or investigation pending or, to the Knowledge of the Company, threatened in writing by any Governmental Entity (other than ordinary course audits or examinations by a Governmental Entity) against the Company or any of its Subsidiaries. Except as would not be material to the Company and its Subsidiaries, taken as a whole, as of the date of this Agreement, there is no (A) Action pending or threatened in writing by the Company or any of its Subsidiaries against any third party or (B) settlement agreement or similar agreement that imposes any material ongoing obligation or restriction on the Company or any of its Subsidiaries.

(b)    Without in any way limiting the foregoing, except as would not be material to the Company and its Subsidiaries, taken as a whole, since January 1, 2020 and through the date hereof, there have been no Actions against, or Governmental Orders (other than those of general applicability) entered, issued or outstanding with respect to, the Company or any of its Subsidiaries relating to (i) any failure to comply with applicable Laws in connection with the underwriting, origination, funding, servicing or sale of any Mortgage Loan, (ii) the rescission of any insurance or guaranty Contract of the Company, or (iii) the payment by the Company of a penalty or fine to any Governmental Entity, investor or insurer relating to or arising out of the underwriting, origination, funding or sale of any Mortgage Loan. Except as would not be material to the Company and its Subsidiaries, taken as a whole, since January 1, 2020 and through the date hereof, none of the Company nor any of its Subsidiaries has been a party to or subject to any suspension, debarment, or extraordinary supervisory letter from any investor, insurer or any Governmental Entity charged with the supervision or regulation of mortgage lenders or the supervision or regulation of the Company, its Subsidiaries or employees of any of them. Except as would not be material to the Company and its Subsidiaries, taken as a whole, since January 1, 2020 and through the date hereof, to the Knowledge of the Company, no current or former officer or other current employee of the Company or its Subsidiaries has been indicted, arraigned, or convicted (or currently is under investigation) for any criminal offenses or any fraudulent activity related to the origination, servicing, or sale of Mortgage Loans or the conduct of the Business.

(c)    Except as would not be material to the Company and its Subsidiaries, taken as a whole, since January 1, 2020 and through the date hereof, neither the Company nor any of its Subsidiaries has conducted any internal investigation for which outside counsel was engaged concerning any alleged material violation of any Permits or applicable Law by the Company, any of its Subsidiaries or any of their respective Affiliates, employees, officers, directors or agents (regardless of the outcome of such investigation).

SECTION 4.13    Benefit Plans.

(a)    Section 4.13(a) of the Company Disclosure Schedule sets forth a true and complete list of each material Company Benefit Plan as of the date of this Agreement. With respect to each material Company Benefit Plan, the Company has made available to Purchaser a current, complete and accurate copy (or to the extent no copy exists, an accurate summary) of (i) each such Company Benefit Plan, including any material amendments thereto, (ii) any trust, insurance, annuity or other funding instrument related thereto, (iii) any summary plan description and other written communications (or a description of any oral communications) by the Company or a Subsidiary thereof to Company Employees concerning the extent of the benefits provided under a Company Benefit Plan and (iv) for the most recent year and to the extent applicable, (A) audited financial statements, (B) actuarial or other valuation reports prepared with respect thereto (where such statements or reports are required to be prepared under applicable Law or otherwise reasonably available), (C) Form 5500 and attached schedules, and (D) nondiscrimination testing results, and (v) any non-routine material correspondence from any Governmental Entity with respect to any Company Benefit Plan.

(b)    Except as set forth on Section 4.13(b) of the Company Disclosure Schedule:

(i)    except as would not reasonably be expected to result in a material liability to the Company or its Subsidiaries, individually or in the aggregate, the Company has never been the sponsor of, been obligated to make contributions under nor has any actual or contingent liabilities or obligations under (A) a “multiemployer plan” (as defined in Title I or Title IV of ERISA), (B) a plan subject to Title IV of ERISA, (C) a multiple employer plan as described in Section 413 of the Code or (D) a multiple employer welfare arrangement as described in Section 3(40) of ERISA;

(ii)    except as would not reasonably be expected to result in a material liability to the Company or its Subsidiaries, individually or in the aggregate, each Company Benefit Plan that is intended to be tax-qualified under Section 401(a) of the Code (A) has received a favorable determination or opinion letter as to its qualification, (B) has been established under a standardized master and prototype or volume submitter plan for which a current favorable Internal Revenue Service advisory letter or opinion letter has been obtained by the plan sponsor and is valid as to the adopting employer or (C) has time remaining under applicable Laws to apply for a determination or opinion letter or to make any amendments necessary to obtain a favorable determination or opinion letter, and no such determination letter or opinion letter has been revoked nor has revocation been threatened, nor has any amendment or, to the Knowledge of the Company, other action or omission occurred with respect to any such plan since the date of its most recent determination letter or opinion letter which would adversely affect its qualification;

(iii)    except as would not reasonably be expected to result in a material liability to the Company or its Subsidiaries, individually or in the aggregate, each Company Benefit Plan has been operated in compliance in all respects with its respective terms and all applicable Laws, all premiums, contributions, or other payments required under the terms of each Company Benefit Plan or applicable Laws have been timely made, and all reports, returns and similar documents required to be filed on behalf of each Company Benefit Plan with any Governmental Entity or distributed to any plan participant have been duly and timely filed or distributed;

(iv)    except as would not reasonably be expected to result in a material liability to the Company or its Subsidiaries, individually or in the aggregate, no Action is pending or, to the Knowledge of the Company, threatened with respect to any Company Benefit Plan (other than claims for benefits in the ordinary course) and to the Knowledge of the Company, no fact or event exists that could reasonably be expected to give rise to any such Action;

(v)    except as would not reasonably be expected to result in a material liability to the Company or its Subsidiaries, individually or in the aggregate, neither the Company nor any of its Subsidiaries are obligated under any employee welfare benefit plan as described in Section 3(1) of ERISA to provide medical or death benefits with respect to any employee or former employee of the Company, its Subsidiaries or their predecessors after termination of employment, except as required under Section 4980B of the Code or Part 6 of Title I of ERISA or other applicable Law;

(vi)    neither the execution and delivery of this Agreement nor the consummation of the Transactions, will (w) result in any material payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due to any director, officer or any employee of the Company or any of its Subsidiaries from the Company or any of its Subsidiaries under any Company Benefit Plan or otherwise, (x) materially increase any benefits otherwise payable under any Company Benefit Plan, (y) result in any material acceleration of the timing of payment or vesting of any such benefits or (z) will be the direct or indirect cause of any amount paid or payable by the Company or any of its Subsidiaries being classified as an excess parachute payment under Section 280G of the Code.

SECTION 4.14    Compliance with Applicable Law; Permits.

(a)    Except as would not be material to the Company and its Subsidiaries, taken as a whole, (i) the Company and each of its Subsidiaries is in compliance with all applicable Laws, (ii) the Company and each of its Subsidiaries possesses all licenses, permits, registrations, permanent certificates of occupancy, authorizations, and certificates from any Governmental Entity required under applicable Law with respect to the operation of its Business as currently conducted (collectively, “Permits”), (iii) all Permits are valid and in good standing (to the extent such concept is applicable) and are in full force and effect and (iv) the Company and the Company’s Subsidiaries are in compliance with the terms of such Permits. Except as would not be material to the Company and its Subsidiaries, taken as a whole, or as set forth in Section 4.14(a) of the Company Disclosure Schedule, in the three years prior to the date hereof, none of the Company or any of its Subsidiaries has received any written notice from any Governmental Entity regarding any actual, alleged, possible or potential material violation of, or material failure to comply with, any Law or Governmental Order applicable to the Company or any of its Subsidiaries or by which any properties or assets owned or used by the Company or any of its Subsidiaries are bound or affected.

(b)    As of the date hereof, (i) Finance of America Mortgage LLC is approved as an issuer for the Government National Mortgage Association, a Direct Endorsement Lender for the Department of Housing and Urban Development, and a seller/servicer of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and Finance of America Reverse LLC is approved as an issuer for the Government National Mortgage Association and a Direct Endorsement Lender for the Department of Housing and Urban Development, and (ii) neither Finance of America Mortgage LLC nor Finance of America Reverse LLC has received any written notice of any cancellation or suspension of, or material limitation on, its status as an approved issuer, seller/servicer or lender, as applicable, from any of the Governmental Entities referred to in this subsection (b).

SECTION 4.15    Environmental Matters. Except as would not be material to the Company and its Subsidiaries, taken as a whole:

(a)    Neither the Company nor any of its Subsidiaries (i) has violated or is in violation of any Environmental Law or (ii) is actually, potentially or allegedly liable under any Environmental Law (including, without limitation, pending or threatened Encumbrances (other than Permitted Encumbrances));

(b)    Except as set forth in Section 4.15(b) of the Company Disclosure Schedule, to the Knowledge of the Company, in the three year period ending on the date hereof, there has been no Release of any Hazardous Material at, on, under, or from any of the real property leased by the Company or any of its Subsidiaries, except in compliance with applicable Environmental Laws; and

(c)    Except as set forth in Section 4.15(c) of the Company Disclosure Schedule, in the thirty-six (36) month period ending on the date hereof, none of the Company or any of its Subsidiaries has received any written notice, order or other written communication from any Governmental Entity or any Person claiming that the Company or any of its Subsidiaries is, or may be, liable under any Environmental Law for any Release of any Hazardous Material.

SECTION 4.16    Brokers and Finders. No agent, broker, investment banker, financial advisor or other Person is or will become entitled, by reason of any Contract entered into or made by or on behalf of the Company, to receive any commission, brokerage, finder’s fee or other similar fee or compensation in connection with the consummation of the Transactions.

SECTION 4.17    Labor and Employment Matters.

(a)    Except as set forth in Section 4.17(a) of the Company Disclosure Schedule, since January 1, 2020 and through the date hereof, each of the Company and its Subsidiaries has been in material compliance with all applicable Laws governing the employment of labor, including all contractual commitments and all such Laws relating to discrimination or harassment in employment; terms and conditions of employment; termination of employment; wages; overtime classification; hours; meal and rest breaks; occupational safety and health; plant closings; employee whistle-blowing; immigration and employment eligibility verification; employee privacy; defamation; background checks and other consumer reports regarding employees and applicants; employment practices; negligent hiring or retention; affirmative action and other employment-related obligations on federal contractors and subcontractors; classification of employees, consultants and independent contractors; labor relations; collective bargaining; unemployment insurance; the collection and payment of withholding and/or social security taxes and any similar tax; employee benefits; and workers’ compensation (collectively, “Employment Matters”).

(b)    Except as set forth in Section 4.17(b) of the Company Disclosure Schedule, as of the date hereof (a) there is no material Action pending or, to the Knowledge of the Company, threatened in writing by any employee, independent contractor, former employee, or former independent contractor of the Company or any of its Subsidiaries before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental Entity or arbitration board or panel relating to any Employment Matters.

(c)    Except as set forth in Section 4.17(c) of the Company Disclosure Schedule, since January 1, 2020 and through the date hereof, there have been no material investigations or audits by any Governmental Entity relating to any Employment Matters of the Company or any of its Subsidiaries. As of the date hereof, neither the Company nor any of its Subsidiaries is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Entity relating to any Employment Matters.

(d)    Each of the Company and its Subsidiaries: (i) has taken reasonable steps to properly classify and treat all of their employees as “employees” and independent contractors as “independent contractors”; (ii) has taken reasonable steps to properly classify and treat all of their employees as “exempt” or “nonexempt” from overtime requirements under applicable law; (iii) has taken reasonable steps to maintain legally adequate records regarding the service of all of their employees, including, where required by applicable law, records of hours worked; (iv) is not delinquent in any material payments to, or on behalf of, any current or former employees or independent contractors for any services or amounts required to be reimbursed or otherwise paid; (v) has withheld, remitted, and reported all material amounts required by law or by agreement to be withheld, remitted, and reported with respect to wages, salaries and other payments to any current or former independent contractors or employees; and (vi) is not liable for any material payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity with respect to unemployment compensation benefits, social security or other benefits or obligations for any current or former independent contractors or employees (other than routine payments to be made in the ordinary course of business and consistent with past practice).

(e)    Except as set forth in Section 4.17(e) of the Company Disclosure Schedule, none of the Company or any of its Subsidiaries is a party to, or bound by, any labor agreement, collective bargaining agreement, work rules or practices, or any other labor-related agreement or arrangement with any labor union, trade union or labor organization. No employees of the Company or any of its Subsidiaries are represented by any labor union, trade union or labor organization with respect to their employment with the Company or any of its Subsidiaries. No labor union, trade union, labor organization or group of employees of the Company or any of its Subsidiaries has made a pending demand (in writing) for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. To the Knowledge of the Company, there are no union organizing activities with respect to any employees of the Company or any of its Subsidiaries. As of the date of this Agreement, there has been no actual, or to the Knowledge of the Company, threatened material arbitrations, material grievances, labor disputes, strikes, lockouts, slowdowns or work stoppages against or affecting the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is engaged in, or during the past four years has engaged in, any material unfair labor practice, as defined in the National Labor Relations Act or other applicable laws.

(f)    Since January 1, 2020 and through the date hereof, neither the Company nor any of its Subsidiaries has effectuated (i) a “plant closing” (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any of its Subsidiaries; or (ii) a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of the Company or any of its Subsidiaries. Except as set forth in Section 4.17(e) of the Company Disclosure Schedule, no employee of the Company or any of its Subsidiaries has suffered an “employment loss” (as defined in the WARN Act) within the six (6) months prior to the date hereof.

(g)    The Company and its Subsidiaries are in material compliance with any Laws, recommendations or guidance issued by any applicable Governmental Entity relating to the work of employees and/or procedures for returning to work for employees with respect to COVID-19.

SECTION 4.18    Company Material Contracts.

(a)    Section 4.18(a) of the Company Disclosure Schedule sets forth a listing as of the date hereof of all of the Contracts (other than any Company Benefit Plan) of the following types to which the Company or any of its Subsidiaries is a party or by which any material assets of the Company or any of its Subsidiaries are bound or are subject:

(i)    Contracts with the top ten service providers of the Company and its Subsidiaries, as determined by annual spend;

(ii)    joint venture agreements, partnership agreements and limited liability company agreements, in each case, that are material to the Company and its Subsidiaries, taken as a whole;

(iii)    Contracts relating to any completed sales, assignments, transfers or other dispositions of assets of the Company or any of its Subsidiaries within the five years prior to the date hereof with the aggregate consideration under any such Contract of $5,000,000 or more and to which the Company or any of its Subsidiaries has any material continuing liability or obligation, other than in the ordinary course of business consistent with past practice;

(iv)    Contracts providing for the acquisition or disposition by the Company or any of its Subsidiaries of any business, division or product line (whether by merger, sale of stock, sale of assets or otherwise), or capital stock of any other Person, in each case, pursuant to which any “earn-out”, contingent purchase price or deferred purchase price or other material obligations of the Company or its Subsidiaries remain outstanding, except, in each case of this Section 4.18(a)(iv), for Contracts (x) relating to Indebtedness, (y) providing for the acquisition or disposition of inventory, products or assets in the ordinary course of the Business, including in connection with MSR Related Transactions, whole loans, issuance of GNMA securities, securitizations or other similar transactions involving Mortgage Servicing Rights or Mortgage Loans or (z) for inventory, products, equipment, properties or other assets that are obsolete, worn out, surplus or no longer used or useful in the conduct of the Business;

(v)    any Contract evidencing or guaranteeing or providing for the incurrence of indebtedness for borrowed money in excess of $10,000,000;

(vi)    any Contract under which an Encumbrance (other than a Permitted Encumbrance) has been imposed on any of the assets or properties of the Company and its Subsidiaries, excluding any such Contract that also evidences or guarantees indebtedness for borrowed money in an amount less than $5,000,000 and other than purchase money security interests in connection with the acquisition of equipment in the ordinary course of business;

(vii)    (A) all material Contracts under which the Company or any of its Subsidiaries grants to a third party any rights under any Intellectual Property, other than non-exclusive licenses granted to customers in the ordinary course of business and (B) all material Contracts granting to the Company or any of its Subsidiaries any right under any Intellectual Property owned by a third party (excluding non-exclusive, commercially available software or data licenses but including material source code escrow agreements) for a one-time or annual fee in excess of $1,000,000;

(viii)    any Contract with a Material Customer or Material Supplier that obligates the Company or any of its Subsidiaries to conduct business on a “most favored nation” basis with any third party, including with respect to pricing or terms of delivery or service level credits, or that contains exclusivity, right of first refusal or right of first offer obligations or restrictions; and

(ix)    any Contracts with any Governmental Entity (other than Permits and Contracts pursuant to which any Governmental Entity is a customer or client of the Company or any of its Subsidiaries).

(b)    Correct and complete copies of each Contract required to be identified in Section 4.18(a) of the Company Disclosure Schedule, including amendments thereto (collectively, the “Company Material Contracts”) have been made available to Purchaser. Except as would not be material to the Company and its Subsidiaries, taken as a whole, (i) all of the Company Material Contracts (other than Contracts no longer in effect after the date of this Agreement that have expired in accordance with their terms or have been terminated in accordance with this Agreement) are in full force and effect, are valid and binding on the Company and any of its Subsidiaries to the extent that the Company or such Subsidiary is a party thereto, and to the Knowledge of the Company, the other parties thereto, and are enforceable in accordance with their respective terms, subject in each case to the Enforceability Exceptions, (ii) the Company and each of its Subsidiaries (as the case may be) has performed all obligations required to be performed by it pursuant to such Company Material Contracts, and (iii) to the Knowledge of the Company, there are no existing written threats of default, breaches or violations of any of such Company Material Contracts by any other party thereto.

SECTION 4.19    Mortgage Loans and Servicing Matters.

(a)    Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, each Mortgage Loan and Servicing Agreement was underwritten or re-underwritten in compliance with the Credit Policies and Servicing Policies and originated in compliance with the Applicable Requirements. Except as set forth on Section 4.19(a) of the Company Disclosure Schedules, no Mortgage Loan is (i) a “high cost” mortgage loan under HOEPA, as implemented in Regulation Z, 12 C.F.R. 1026.32, (ii) a “high cost” mortgage loan, “covered” mortgage loan, “high risk home” mortgage loan, or “predatory” mortgage loan or any other comparable term, no matter how defined under any legal requirements, (iii) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such Mortgage Loans, or (iv) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor’s LEVELS® Glossary Revised, Appendix E).

(b)    Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, no Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the “Executive Order”) or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of Treasury (the “OFAC Regulations”) or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a “blocked person” for purposes of the OFAC Regulations. The Company and its Subsidiaries have established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, have conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintain sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws.

(c)    The Company is a member in good standing of the Mortgage Electronic Registration Systems, Incorporated system (“MERS”), and has complied in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans registered with MERS.

(d)    The Company’s compensation policies and procedures with respect to compensation paid or other incentives made available by the Company to any third party (including, as applicable, a broker or correspondent lender) in connection with any Mortgage Loans are designed to comply with applicable Law and Applicable Requirements. Any deviations from such policies and procedures, individually or in the aggregate, have not and are not expected to have a Company Material Adverse Effect.

(e)    All sales, assignments, conveyances, assignments, purchases, assumptions and related transfers of any Mortgage Loan or Servicing Rights by or to the Company, including any related transfers of Servicing or Mortgage Servicing Rights, were effected in compliance with all Applicable Requirements at such time, except as would not result in a Company Material Adverse Effect. Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries timely obtained all necessary Agency consents or other required approvals of applicable Governmental Entities in connection with the sale of any Mortgage Servicing Rights.

(f)    Since January 1, 2020 and through the date hereof, all of the Company’s and its Subsidiaries’ mortgage backed securities and forward contracts (“Hedging Instruments”) were entered into in accordance in all material respects with all Applicable Requirements.

(g)    The Company and its Subsidiaries have designed policies and procedures with respect to the real estate owned properties owned by the Company and its Subsidiaries and are managed and operated in accordance in all material respects with all applicable Law and Applicable Requirements. Any deviations from such policies and procedures, individually or in the aggregate, have not and would not reasonably be expected to have a Company Material Adverse Effect.

SECTION 4.20    Foreign Corrupt Practices Act; Related Matters. (i) None of the Company nor any of its Subsidiaries, their directors, officers or employees or, to the Knowledge of the Company, any agent or other Person acting on their behalf has violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, and any rules or regulations promulgated thereunder (the “FCPA”) or any other provision of applicable Law relating to bribery, corruption or money laundering, (ii) the Company and its Subsidiaries make and keep books, records, and accounts that accurately and fairly reflect transactions and the distribution of the assets of the Company and its Subsidiaries, and maintain a system of internal accounting controls sufficient to provide reasonable assurances that actions are taken in accordance with management’s directives and are properly recorded, in each case in accordance with the FCPA, and (iii) the Company and its Subsidiaries have effective disclosure controls and procedures and an internal accounting controls system that is sufficient to provide reasonable assurances that violations of the FCPA will be prevented, detected and deterred. None of the Company, any of its Subsidiaries, or any of their respective directors, managers, officers, or employees, or to the Knowledge of the Company, any agents or any other Person acting for or on behalf of the Company or any

Subsidiary (i) is a Person with whom transactions are prohibited or limited under any Laws relating to economic sanctions, including those administered by the U.S. government (including the Department of the Treasury’s Office of Foreign Assets Control, the Department of State, or the Department of Commerce), the United Nations Security Council, the European Union, or Her Majesty’s Treasury, or (ii) has violated any Law relating to economic sanctions within the five (5) years prior to the date hereof.

SECTION 4.21    Related Party Transactions. Except as set forth in Section 4.21 of the Company Disclosure Schedule, as entered into in the ordinary course of business on arms’ length terms or as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as whole, to the Knowledge of the Company, there are no Contracts providing for the provision of material goods or services between any of the Company or its Subsidiaries, on the one hand, and any officer, director or stockholder of the Company or any of its Subsidiaries, or any member of any such Person’s immediate family, on the other hand (other than, in the case of any employee, officer or director, any employment Contract or Contract with respect to the issuance of equity in the Company).

SECTION 4.22    Registration Statement. None of the information relating to the Company or its Subsidiaries supplied by the Company, or by any other Person acting on behalf of the Company, in writing specifically for inclusion or incorporation by reference in the Registration Statement will, as of the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, notwithstanding the foregoing provisions of this Section 4.22, no representation or warranty is made by the Company with respect to information or statements made or incorporated by reference in the Registration Statement that were not supplied by or on behalf of the Company for use therein.

SECTION 4.23    Disclaimer of Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE IV (AS MODIFIED BY THE COMPANY DISCLOSURE SCHEDULE), THE COMPANY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AS TO THE CONDITION, VALUE OR QUALITY OF THE COMPANY AND ITS SUBSIDIARIES, OR THEIR RESPECTIVE ASSETS, AND THE COMPANY SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO THE COMPANY’S OR ITS SUBSIDIARIES’ ASSETS, OR AS TO THE WORKMANSHIP THEREOF, OR THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT, IT BEING UNDERSTOOD THAT SUCH SUBJECT ASSETS ARE BEING ACQUIRED “AS IS, WHERE IS” ON THE CLOSING DATE, AND IN THEIR PRESENT CONDITION, AND PURCHASER AND ITS AFFILIATES AND ITS AND THEIR RESPECTIVE REPRESENTATIVES SHALL RELY ON THEIR OWN EXAMINATION AND INVESTIGATION THEREOF. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE IV (AS MODIFIED BY THE COMPANY DISCLOSURE SCHEDULE), THE COMPANY HEREBY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, FOR ANY REPRESENTATION, WARRANTY, STATEMENT, OR INFORMATION MADE, COMMUNICATED, OR FURNISHED (ORALLY OR IN WRITING) TO PURCHASER OR ITS AFFILIATES OR ITS OR THEIR RESPECTIVE REPRESENTATIVES (INCLUDING ANY OPINION, INFORMATION, PROJECTION, OR ADVICE THAT MAY HAVE BEEN OR MAY BE PROVIDED TO PURCHASER OR ITS AFFILIATES OR ANY OF ITS OR THEIR RESPECTIVE REPRESENTATIVES BY ANY STOCKHOLDER, DIRECTOR, OFFICER, EMPLOYEE, AGENT, CONSULTANT, OR REPRESENTATIVE OF THE COMPANY, ANY SELLER OR ANY OF THEIR RESPECTIVE AFFILIATES). THE COMPANY DOES NOT MAKE NOR HAS MADE ANY REPRESENTATIONS OR WARRANTIES TO PURCHASER OR ANY OTHER PERSON REGARDING ANY PROJECTION OR FORECAST REGARDING FUTURE RESULTS OR ACTIVITIES OR THE PROBABLE SUCCESS OR PROFITABILITY OF THE COMPANY OR ITS SUBSIDIARIES.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BLOCKER

Except as set forth in the Company Disclosure Schedule, Blocker hereby represents and warrants to Purchaser as follows:

SECTION 5.01    Organization and Good Standing. As of the date hereof, Blocker is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Blocker (a) has all requisite power and authority to own and lease its assets and to operate its business as the same are now being owned, leased and operated and (b) was formed for the sole purpose of holding a direct or indirect equity interest in the Company. The copies of the Organizational Documents of Blocker previously made available by Blocker to Purchaser are true, correct and complete as of the date hereof.

SECTION 5.02    Capitalization. As of the date hereof, Blocker GP is the sole general partner of Blocker and holds the sole general partner interest of Blocker. All outstanding partnership interests of Blocker have been duly authorized and validly issued and are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right. As of immediately following the Blocker Conversion, all limited liability company interests of Blocker will have been duly authorized and validly issued and will not be subject to, nor will they have been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right, and the former limited partners of Blocker will have been admitted as the sole members of Blocker. Blocker is not a party to, or otherwise bound by, and has not granted, any equity appreciation rights, participations, phantom equity or similar rights. There are not any outstanding contractual obligations of Blocker (i) to repurchase, redeem or otherwise acquire any of its equity securities of Blocker or (ii) relating to the voting or registration of any equity securities of Blocker.

SECTION 5.03    Authority; Execution and Delivery; Enforceability.

(a)    Blocker possesses all requisite legal right, power and authority to execute, deliver and perform this Agreement and the other Transaction Agreements to which it is or will be a party and to consummate the Transactions. The execution, delivery and performance by Blocker of this Agreement and the other Transaction Agreements to which it is or will be a party and the consummation by Blocker of the Transactions have been duly and validly authorized by all requisite limited partnership or limited liability company, as applicable, action on the part of Blocker and no other proceeding on the part of Blocker is necessary to authorize this Agreement and the other Transaction Agreements to which it is or will be a party or to consummate the Transactions. This Agreement has been, and the other Transaction Agreements to which it is or will be a party will upon delivery be, duly executed and delivered by Blocker and, assuming due authorization, execution and delivery by each of the other parties hereto and thereto, constitutes, or will upon such delivery constitute, the legal, valid and binding obligation of Blocker, enforceable in accordance with its terms, except as such enforcement may be limited by Enforceability Exceptions.

(b)    Blocker GP has adopted this Agreement and approved the Blocker Conversion and the limited liability company agreement of Blocker immediately following the Blocker Merger that will authorize the Blocker Merger, and no other vote or consent of the equityholders of Blocker is required to adopt this Agreement, approve the Blocker Conversion or the Blocker Merger or effect the Transactions. No equityholder of Blocker will be entitled to appraisal, dissenters or similar rights in connection with the Blocker Merger.

SECTION 5.04    No Conflicts; Consents.

(a)    Except as set forth in Section 5.04(a) of the Company Disclosure Schedule and assuming all Governmental Filings and waiting periods described in or contemplated by Section 4.04(b), Section 5.04(b),

Section 6.03(b) and Section 7.04(b) have been obtained or made, or have expired, the execution, delivery and performance of this Agreement by Blocker and the consummation by Blocker of the Transactions will not (i) violate any applicable Law or Governmental Order to which Blocker is subject or (ii) violate the certificate of limited partnership or formation, as applicable, or limited partnership or limited liability company agreement, as applicable, each as amended to the date of this Agreement, of Blocker, other than, in the case of clause (i) above, any such violations that would not reasonably be expected to materially impair or delay Blocker’s ability to perform its obligations under this Agreement and the other Transaction Agreements to which it is or will be a party or to consummate the Transactions.

(b)    No Governmental Filings are required to be obtained or made by Blocker in connection with the execution and delivery of this Agreement by Blocker or the consummation by Blocker of the Transactions, except (i) the filing of the certificate of formation and certificate of conversion to limited liability company with the Secretary of State of the State of Delaware to effect the Blocker Conversion, (ii) the filing of the Blocker Certificate of Merger with the Secretary of State of the State of Delaware, (iii) compliance with and filings under the HSR Act, (iv) Governmental Filings set forth on Section 5.04(b) of the Company Disclosure Schedule and (v) such other Governmental Filings, the failure of which to be obtained or made would not reasonably be expected to materially impair or delay Blocker’s ability to perform its obligations under this Agreement and the other Transaction Agreements to which it is or will be a party or to consummate the Transactions.

SECTION 5.05    No Operations. Blocker (i) does not hold any assets, interests or investments, other than with respect to its direct or indirect ownership interest in the Company, (ii) does not have and has not had any employees, (iii) has not conducted and does not conduct any business, other than business incidental to its direct or indirect ownership interest in the Company, (iv) has no liabilities or obligations whatsoever other than those related to its direct or indirect ownership of equity interests in the Company, (v) except as set forth on Section 5.05 of the Company Disclosure Schedule, is not a party to any Contract other than Blocker’s Organizational Documents and this Agreement and other documents related to the Transactions, and (vi) was formed for the sole purpose of directly and indirectly owning the equity interests in the Company and for no other purpose.

SECTION 5.06    No Proceedings. There are no Actions of any kind whatsoever, at Law or in equity, pending, or to the Knowledge the Company, threatened in writing against Blocker.

SECTION 5.07    Taxes.

(a)    All material Tax Returns required to be filed by Blocker with any Governmental Entity have been filed, and all such Tax Returns are accurate and complete in all material respects. All material Taxes shown as due on such Tax Returns have been paid in full and any other material Taxes that Blocker is otherwise obligated to pay (whether or not such Taxes have been reported on any Tax Returns) have been paid in full.

(b)    There is no audit, examination or other administrative or court proceeding involving any material Tax of Blocker that is currently in progress or threatened in writing by a Governmental Entity, which written threat has been received by Blocker.

(c)    Blocker has not received from any Governmental Entity in a jurisdiction where Blocker has not filed any Tax Returns any material written claim that Blocker is subject to material taxation by that jurisdiction, which claim has not been fully resolved.

(d)    There are no Encumbrances for Taxes upon any of the assets of Blocker, other than Permitted Encumbrances.

(e)    Blocker is not a party to, is bound by or has any obligation under any Tax allocation or Tax sharing agreement other than any commercial agreement the primary subject matter of which is not Taxes.

(f)    Blocker has not engaged in any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b).

(g)    Blocker is, and has been since its formation, treated as a corporation for U.S. federal income Tax purposes. Except for its interest in the Company, Blocker does not own any interests in any other entities (other than entities through which it directly or indirectly owns its interest in the Company).

(h)    Blocker has not waived any statutes of limitations with respect to material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency, in each case that has not expired.

(i)    Blocker has withheld and paid to the appropriate Governmental Entity all material amounts of Taxes required to have been withheld and paid in connection with amounts paid or owing to any current or former employee, independent contractor, creditor, shareholder or other third party.

(j)    Blocker has not been a member of an Affiliated Group filing a consolidated, combined or unitary United States federal, state, local or foreign income Tax Return.

(k)    Blocker does not have any material liability for the Taxes of any person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor or otherwise as a matter of Law.

(l)    Blocker has not, within the two years ending on the date of this Agreement, distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

(m)    Blocker will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of: (i) any closing agreement described in Section 7121 of the Code (or any similar provision of state, local or foreign Tax Law) entered into prior to Closing; (ii) any installment sale or open transaction disposition made prior to Closing; (iii) prepaid amount or deferred revenue received prior to Closing; (iv) any election to defer income pursuant to the Code (or any similar provision of state, local or foreign Tax Law) made with respect to any taxable period beginning before the Closing Date other than in the ordinary course of business; (v) any change in method of accounting or use of an improper method of accounting, in each case, for a taxable period ending on or prior to the Closing Date; or (vi) any income arising or accruing prior to the Closing and includable after the Closing under Sections 951, 951A or 956 of the Code. Blocker was not and shall not be required to include any amount in income or pay any Taxes pursuant to Section 965 of the Code. Blocker has not deferred until after the Closing the payment of any payroll Taxes the due date for the original payment of which was at or prior to the Closing Date.

(n)    To the Knowledge of the Company, Blocker will not incur any material Taxes as a result of the Pre-Closing Reorganization.

(o)    This Section 5.07 contains the exclusive representations and warranties of Blocker with respect to Tax matters.

SECTION 5.08    Brokers and Finders. No agent, broker, investment banker, financial advisor or other Person is or will become entitled, by reason of any Contract entered into or made by or on behalf of Blocker, to receive any commission, brokerage, finder’s fee or other similar fee or compensation in connection with the consummation of the Transactions.

SECTION 5.09    Disclaimer of Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE V (AS MODIFIED BY THE COMPANY DISCLOSURE SCHEDULE), BLOCKER EXPRESSLY DISCLAIMS ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AS TO THE CONDITION, VALUE OR QUALITY OF BLOCKER, THE COMPANY AND ITS SUBSIDIARIES, OR THEIR RESPECTIVE ASSETS, AND BLOCKER SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO BLOCKER’S, THE COMPANY’S OR ITS SUBSIDIARIES’ ASSETS, OR AS TO THE WORKMANSHIP THEREOF, OR THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT, IT

BEING UNDERSTOOD THAT SUCH SUBJECT ASSETS ARE BEING ACQUIRED “AS IS, WHERE IS” ON THE CLOSING DATE, AND IN THEIR PRESENT CONDITION, AND PURCHASER AND ITS AFFILIATES AND ITS AND THEIR RESPECTIVE REPRESENTATIVES SHALL RELY ON THEIR OWN EXAMINATION AND INVESTIGATION THEREOF. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE V (AS MODIFIED BY THE COMPANY DISCLOSURE SCHEDULE), BLOCKER HEREBY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, FOR ANY REPRESENTATION, WARRANTY, STATEMENT, OR INFORMATION MADE, COMMUNICATED, OR FURNISHED (ORALLY OR IN WRITING) TO PURCHASER OR ITS AFFILIATES OR ITS OR THEIR RESPECTIVE REPRESENTATIVES (INCLUDING ANY OPINION, INFORMATION, PROJECTION, OR ADVICE THAT MAY HAVE BEEN OR MAY BE PROVIDED TO PURCHASER OR ITS AFFILIATES OR ANY OF ITS OR THEIR RESPECTIVE REPRESENTATIVES BY ANY STOCKHOLDER, DIRECTOR, OFFICER, EMPLOYEE, AGENT, CONSULTANT, OR REPRESENTATIVE OF THE COMPANY, ANY SELLER OR ANY OF THEIR RESPECTIVE AFFILIATES). BLOCKER DOES NOT MAKE NOR HAS MADE ANY REPRESENTATIONS OR WARRANTIES TO PURCHASER OR ANY OTHER PERSON REGARDING ANY PROJECTION OR FORECAST REGARDING FUTURE RESULTS OR ACTIVITIES OR THE PROBABLE SUCCESS OR PROFITABILITY OF BLOCKER OR THE COMPANY OR ITS SUBSIDIARIES.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND BLOCKER GP

Except as set forth in the Company Disclosure Schedule, each of the Sellers and Blocker GP hereby represents and warrants, as to itself only and not as to the other, to Purchaser as follows:

SECTION 6.01    Title.

(a)    As of immediately following the Company Equity Reclassification, the Sellers will together have good and valid title to all of the Company Membership Interests. With respect to the Company Membership Interests owned by such Seller as of immediately following the Company Equity Reclassification, such Seller will own such Company Membership Interests free and clear of all Encumbrances (other than Permitted Encumbrances). As of the date hereof, the Company Membership Interests comprise all of the issued and outstanding equity interests of the Company. Except as set forth in the Company’s organizational documents and in this Agreement, the Company Membership Interests are not subject to any shareholder agreement, investor rights agreement, registration rights agreement, voting agreement or trust, proxy or other Contract restricting or otherwise relating to the voting, dividend rights or disposition of such Company Membership Interests.

(b)    As of the date hereof, Blocker GP has good and valid title to the general partner interest in Blocker, free and clear of all Encumbrances (other than Permitted Encumbrances).

(c)    Upon the transfer and delivery by such Seller of its Seller Sold Units at the Closing, Purchaser will receive good and valid title to such Seller Sold Units, free and clear of all Encumbrances, except for any Encumbrances created, directly or indirectly, by or on behalf of Purchaser, and such Seller Sold Units shall not be subject to any voting or transfer restrictions (other than restrictions generally imposed on securities under U.S. federal, state or foreign securities Laws and restrictions created, directly or indirectly, by or on behalf of Purchaser).

(d)    Upon the transfer and delivery by Blocker GP of the Blocker GP Sold Units and the Blocker GP Contributed Units at the Closing, Purchaser (in the case of the Blocker GP Sold Units) and New Pubco (in the case of the Blocker GP Contributed Units) will receive good and valid title to such applicable units, free and clear of all Encumbrances, except for any Encumbrances created, directly or indirectly, by or on behalf of Purchaser or New Pubco (as applicable), and such applicable units shall not be subject to any voting or transfer restrictions (other than restrictions generally imposed on securities under U.S. federal, state or foreign securities Laws and restrictions created, directly or indirectly, by or on behalf of Purchaser or New Pubco (as applicable)).

SECTION 6.02    Authority; Execution and Delivery; Enforceability. Such Seller or Blocker GP (as applicable) possesses all requisite legal right, power and authority to execute, deliver and perform this Agreement and the other Transaction Agreements to which it is or will be a party and to consummate the Transactions. The execution, delivery and performance by such Seller or Blocker GP (as applicable) of this Agreement and the other Transaction Agreements to which it is or will be a party and the consummation by it of the Transactions have been duly and validly authorized by all requisite corporate action on its part and no other proceeding on its part is necessary to authorize this Agreement and the other Transaction Agreements to which it is or will be a party or to consummate the Transactions. This Agreement has been, and the other Transaction Agreements to which it is or will be a party will upon delivery be, duly executed and delivered by such Seller or Blocker GP (as applicable) and, assuming due authorization, execution and delivery by each of the other parties hereto and thereto, constitutes, or will upon such delivery constitute, the legal, valid and binding obligation of such Seller or Blocker GP (as applicable), enforceable in accordance with its terms, except as such enforcement may be limited by Enforceability Exceptions.

SECTION 6.03    No Conflicts; Consents.

(a)    Except as set forth in Section 6.3(a) of the Company Disclosure Schedule and assuming all Governmental Filings and waiting periods described in or contemplated by Section 4.4(b), Section 5.4(b), Section 6.3(b) and Section 7.4(b) have been obtained or made, or have expired, the execution, delivery and performance of this Agreement by such Seller or Blocker GP (as applicable) and the consummation by it of the Transactions will not (i) violate any applicable Law or Governmental Order to which it is subject or (ii) violate its organizational documents, each as amended to the date of this Agreement, other than any such violations that would not reasonably be expected to materially impair or delay its ability to perform its obligations under this Agreement and the other Transaction Agreements to which it is or will be a party or to consummate the Transactions.

(b)    No Governmental Filings are required to be obtained or made by such Seller or Blocker GP (as applicable) in connection with the execution and delivery of this Agreement by it or the consummation by it of the Transactions, except (i) compliance with and filings under the HSR Act, (ii) Governmental Filings set forth on Section 6.3(b) of the Company Disclosure Schedule and (iii) such other Governmental Filings, the failure of which to be obtained or made would not reasonably be expected to materially impair or delay its ability to perform its obligations under this Agreement and the other Transaction Agreements to which it is or will be a party or to consummate the Transactions.

SECTION 6.04    Brokers and Finders. Neither such Seller nor Blocker GP has incurred any obligation or liability, contingent or otherwise, for any commission, brokerage, finder’s fee or other similar fee or compensation in connection with the Transactions for which the Company or any of its Subsidiaries or Blocker is liable.

SECTION 6.05    Disclaimer of Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE VI (AS MODIFIED BY THE COMPANY DISCLOSURE SCHEDULE), EACH OF THE SELLERS AND BLOCKER GP EXPRESSLY DISCLAIMS ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AS TO THE CONDITION, VALUE OR QUALITY OF BLOCKER, THE COMPANY AND ITS SUBSIDIARIES, OR THEIR RESPECTIVE ASSETS, AND EACH OF THE SELLERS AND BLOCKER GP SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO BLOCKER’S, THE COMPANY’S OR ITS SUBSIDIARIES’ ASSETS, OR AS TO THE WORKMANSHIP THEREOF, OR THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT, IT BEING UNDERSTOOD THAT SUCH SUBJECT ASSETS ARE BEING

ACQUIRED “AS IS, WHERE IS” ON THE CLOSING DATE, AND IN THEIR PRESENT CONDITION, AND PURCHASER AND ITS AFFILIATES AND ITS AND THEIR RESPECTIVE REPRESENTATIVES SHALL RELY ON THEIR OWN EXAMINATION AND INVESTIGATION THEREOF. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE VI (AS MODIFIED BY THE COMPANY DISCLOSURE SCHEDULE), EACH OF THE SELLERS AND BLOCKER GP HEREBY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, FOR ANY REPRESENTATION, WARRANTY, STATEMENT, OR INFORMATION MADE, COMMUNICATED, OR FURNISHED (ORALLY OR IN WRITING) TO PURCHASER OR ITS AFFILIATES OR ITS OR THEIR RESPECTIVE REPRESENTATIVES (INCLUDING ANY OPINION, INFORMATION, PROJECTION, OR ADVICE THAT MAY HAVE BEEN OR MAY BE PROVIDED TO PURCHASER OR ITS AFFILIATES OR ANY OF ITS OR THEIR RESPECTIVE REPRESENTATIVES BY ANY STOCKHOLDER, DIRECTOR, OFFICER, EMPLOYEE, AGENT, CONSULTANT, OR REPRESENTATIVE OF THE COMPANY, ANY SELLER OR ANY OF THEIR RESPECTIVE AFFILIATES). EACH OF THE SELLERS AND BLOCKER GP DOES NOT MAKE NOR HAS MADE ANY REPRESENTATIONS OR WARRANTIES TO PURCHASER OR ANY OTHER PERSON REGARDING ANY PROJECTION OR FORECAST REGARDING FUTURE RESULTS OR ACTIVITIES OR THE PROBABLE SUCCESS OR PROFITABILITY OF BLOCKER OR THE COMPANY OR ITS SUBSIDIARIES.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF PURCHASER, NEW PUBCO, PURCHASER MERGER SUB AND BLOCKER MERGER SUB

Except as disclosed in the SEC Reports filed with, or furnished to, the SEC prior to the date hereof (excluding (x) any disclosures in such SEC Reports under the headings “Risk Factors,” “Forward-Looking Statements” or “Qualitative Disclosures About Market Risk” and other disclosures that are predictive, cautionary or forward looking in nature and (y) any exhibits or other documents appended thereto) or as set forth in the Purchaser Disclosure Schedule (it being understood and agreed that information disclosed in any section of the Purchaser Disclosure Schedule shall be deemed to be disclosed with respect to any other section of the Purchaser Disclosure Schedule to which such disclosure would reasonably pertain or if its relevance to such other section is reasonably apparent on the face of such disclosure), Purchaser hereby represents and warrants to the Company, the Sellers, Blocker and Blocker GP, and with respect to Section 7.01, Section 7.02, Section 7.03, Section 7.10 and Section 7.17, each of New Pubco, Purchaser Merger Sub and Blocker Merger Sub with respect to itself hereby represents and warrants to the Company, the Sellers, Blocker and Blocker GP, as follows:

SECTION 7.01    Organization and Good Standing. Each of Purchaser, New Pubco, Purchaser Merger Sub and Blocker Merger Sub is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. Each of Purchaser, New Pubco, Purchaser Merger Sub and Blocker Merger Sub (a) has all requisite power and authority to own and lease its assets and to operate its business as the same are now being owned, leased and operated and (b) is duly qualified or licensed to do business as a foreign entity in, and is in good standing in, each jurisdiction in which the nature of its business or its ownership of its properties requires it to be so qualified or licensed, except in each case where the failure to have such power or authority or be so qualified or licensed would not reasonably be expected to materially impair or delay its ability to perform its obligations under this Agreement and the other Transaction Agreements to which it is or will be a party or to consummate the Transactions. None of Purchaser, New Pubco, Purchaser Merger Sub or Blocker Merger Sub is in violation of any of the provisions of their respective Organizational Documents.

SECTION 7.02    Capitalization.

(a)    As of the date hereof, (i) 2,000,000 preferred shares, par value $0.0001 per share, of Purchaser are authorized and no such shares are issued and outstanding; (ii) 200,000,000 Purchaser Shares are authorized and 35,937,500 of such shares are issued and outstanding, and upon the closing of the transactions contemplated by the PIPE Agreements, Purchaser and New Pubco have committed to issue 25,000,000 Purchaser Shares or New Pubco Shares (as applicable) to the PIPE Investors; (iii) 7,750,000 warrants to purchase 7,750,000 Purchaser Shares (the “Private Placement Warrants”) are outstanding; and (iv) 28,750,000 warrants to purchase 14,375,000 Purchaser Shares (the “Public Warrants”, collectively with the Private Placement Warrants, the “Purchaser Warrants”) are outstanding. All outstanding Purchaser Shares have been duly authorized and validly issued and are fully paid and non-assessable, and are not subject to, nor have been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right. All outstanding Purchaser Warrants have been validly issued, and constitute valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms, except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by principles governing the availability of equitable remedies.

(b)    As of the date hereof, 1,000 shares of New Pubco common stock, par value $0.0001 per share (the “New Pubco Common Stock”) are authorized and one (1) share is issued and outstanding. All outstanding shares of New Pubco Common Stock have been duly authorized and validly issued and are fully paid and non-assessable, and are not subject to, nor have been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right. As of the date hereof, all of the shares of New Pubco Common Stock are owned by Purchaser, free and clear of all Encumbrances (other than Permitted Encumbrances). As of the date hereof, New Pubco is the sole member of Purchaser Merger Sub and Blocker Merger Sub and one hundred percent (100%) of the limited liability company interests of Purchaser Merger Sub (the “Purchaser Merger Sub Interests”) and one hundred percent (100%) of the limited liability company interests of Blocker Merger Sub (the “Blocker Merger Sub Interests”, and together with the Purchaser Merger Sub Interests, the “Merger Sub Interests”) are issued and outstanding. All outstanding Merger Sub Interests have been duly authorized and validly issued and are fully paid and non-assessable, and are not subject to, nor have been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right. As of the date hereof, all of the Merger Sub Interests are indirectly owned by Purchaser (through New Pubco), free and clear of all Encumbrances (other than Permitted Encumbrances).

(c)    Except for the Purchaser Warrants and the PIPE Agreements, there are no outstanding options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments or Contracts of any kind to which Purchaser, New Pubco, Purchaser Merger Sub or Blocker Merger Sub is a party or by which any of them is bound obligating Purchaser, New Pubco Purchaser Merger Sub or Blocker Merger Sub to issue, deliver or sell, or cause to be issued, delivered or sold, additional Purchaser Shares, New Pubco Class A Common Stock, Merger Sub Interests, or any other shares of capital stock or limited liability company interests or other interest or participation in, or any security convertible or exercisable for or exchangeable into, Purchaser Shares, New Pubco Class A Common Stock, Merger Sub Interests or any other shares of capital stock or limited liability company interests or other interest or participation with respect thereto.

(d)    Each Purchaser Share, share of New Pubco Common Stock, Merger Sub Interest and Purchaser Warrant: (i) has been issued in compliance in all material respects with (A) applicable Law and (B) the Organizational Documents of Purchaser, New Pubco, Purchaser Merger Sub or Blocker Merger Sub, as applicable; and (ii) was not issued in violation of any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any applicable Law, the Organizational Documents of Purchaser, New Pubco, Purchaser Merger Sub or Blocker Merger Sub, as applicable or any Contract to which any of Purchaser, New Pubco, Purchaser Merger Sub or Blocker Merger Sub is a party or otherwise bound by.

(e)    Each share of New Pubco Class A Common Stock and New Pubco Class B Common Stock, when issued in the Transactions (including any Earnout Shares and any New Pubco Shares issued upon exchange of Participating Company Units), will be duly authorized, validly issued, fully paid and non-assessable, free and clear of all Encumbrances (other than those arising under securities Laws).

(f)    No Person or group (as defined in the Exchange Act) of Persons that, directly or indirectly, beneficially owns equity securities of Purchaser as of immediately prior to the Purchaser Merger (including after giving effect to the PIPE) will, after giving effect to the Purchaser Merger, directly or indirectly beneficially own equity securities of New Pubco (i) representing more than 10% of the combined voting power of New Pubco’s then-outstanding voting equity securities or (ii) entitling such Person or group to 10% or more of the economic ownership of New Pubco’s then-outstanding equity securities.

SECTION 7.03    Authority; Execution and Delivery; Enforceability.

(a)    Each of Purchaser, New Pubco, Purchaser Merger Sub and Blocker Merger Sub possesses all requisite legal right, power and authority to execute, deliver and perform this Agreement and the other Transaction Agreements to which it is or will be a party, and to consummate the Transactions. The execution, delivery and performance by each of Purchaser, New Pubco, Purchaser Merger Sub and Blocker Merger Sub of this Agreement and the other Transaction Agreements to which it is or will be a party and the consummation by it of the Transactions have been duly and validly authorized by all requisite corporate or limited liability company, as applicable, action on its part and no other corporate or limited liability company, as applicable, proceeding on its part is necessary to authorize this Agreement and the other Transaction Agreements to which it is or will be a party or to consummate the Transactions.

(b)    The manager of Purchaser Merger Sub has authorized this Agreement and approved the Purchaser Merger, and no other vote or consent of the members or the holders of any class of securities of Purchaser Merger Sub is required to adopt this Agreement, approve the Purchaser Merger or effect the Transactions. No equityholder of Purchaser nor any member or equityholder of Purchaser Merger Sub will be entitled to appraisal, dissenters or similar rights in connection with the Purchaser Merger. The manager of Blocker Merger Sub has authorized this Agreement and approved the Blocker Merger, and no other vote or consent of the members or the holders of any class of securities of Blocker Merger Sub is required to adopt this Agreement, approve the Blocker Merger or effect the Transactions. No member or equityholder of Blocker Merger Sub will be entitled to appraisal, dissenters or similar rights in connection with the Blocker Merger.

(c)    This Agreement has been, and the other Transaction Agreements to which it is or will be a party will upon delivery be, duly executed and delivered by Purchaser, New Pubco, Purchaser Merger Sub and Blocker Merger Sub and, assuming due authorization, execution and delivery by each of the other parties hereto and thereto, constitutes, or will upon such delivery constitute, the legal, valid and binding obligation of Purchaser, New Pubco, Purchaser Merger Sub and Blocker Merger Sub, enforceable in accordance with its terms, except as such enforcement may be limited by the Enforceability Exceptions.

(d)    Prior to the date hereof, (i) each of Purchaser, as the sole stockholder of New Pubco, and the board of directors of New Pubco adopted and approved the A&R Certificate of Incorporation of New Pubco and (ii) the board of directors of New Pubco adopted and approved the A&R Bylaws of New Pubco, in each case, in accordance with applicable Law and the respective Organizational Documents (as then in effect) of each of Purchaser and New Pubco.

(e)    Prior to the date hereof, the Purchaser Board, at a meeting duly called and held, by a unanimous vote of all of its directors, (i) determined that this Agreement and the Transactions, including the Domestication, the actions contemplated by Section 2.03 and the Mergers, are advisable and in the best interests of Purchaser, (ii) approved and adopted this Agreement and the Transactions, including the Domestication, the actions contemplated by Section 2.03 and the Mergers, (iii) directed that the Proposals be submitted to a vote of the shareholders of Purchaser at the Special Meeting and (iv) made the Purchaser Board Recommendation. At the Special Meeting the shareholder vote required to pass each of the Proposals is a Special Resolution in respect of the Cayman Proposals (and such Special Resolution is the only vote of the holders of any class of securities of Purchaser that is required to approve the Cayman Proposals) and the Extension Proposal (and such Special Resolution is the only vote of the holders of any class of securities of

Purchaser that is required to approve the Extension Proposal), an Ordinary Resolution in respect of the Amendment Proposal (and such Ordinary Resolution is the only vote of the holders of any class of securities of Purchaser that is required to approve the Amendment Proposal), the Issuance Proposal (and such Ordinary Resolution is the only vote of the holders of any class of securities of Purchaser that is required to approve the Issuance Proposal) and the Omnibus Incentive Plan Proposal (and such Ordinary Resolution is the only vote of the holders of any class of securities of Purchaser that is required to approve the Omnibus Incentive Plan Proposal) and, if required, class consents as contemplated by Article 27 of the Memorandum and Articles of Association. Each holder of Purchaser Shares entitled to vote at the Special Meeting is entitled to one vote per share. No “fair price”, “moratorium”, “control share acquisition” or other similar anti-takeover statute or regulation applicable to Purchaser is applicable to any of the Transactions.

SECTION 7.04    No Conflicts; Consents.

(a)    Assuming all Governmental Filings and waiting periods described in or contemplated by Section 4.04(b), Section 5.04(b), Section 6.03(b) and Section 7.04(b) have been obtained or made, or have expired, the execution, delivery and performance of this Agreement by each of Purchaser, New Pubco, Purchaser Merger Sub and Blocker Merger Sub and the consummation by it of the Transactions will not (i) violate any applicable Law or Governmental Order to which it is subject, (ii) with or without notice, lapse of time or both, conflict with, result in a violation or breach of, or constitute a default under, result in the acceleration, termination or cancellation of or create in any party the right to accelerate, terminate or cancel any material Contract to which it or any of its Subsidiaries is a party or by which any of its properties, rights or assets is bound, (iii) result in the creation of any Encumbrance (other than any Permitted Encumbrance) on any of its properties, rights or assets or (iv) violate its certificate of incorporation or bylaws or comparable governing documents, each as amended to the date of this Agreement, other than, in the case of clauses (i), (ii) and (iii) above, any such violations, conflicts, breaches, defaults, accelerations, terminations, cancellations, rights or Encumbrances that would not reasonably be expected to materially impair or delay its ability to perform its obligations under this Agreement and the other Transaction Agreements to which it is or will be a party or to consummate the Transactions.

(b)    No Governmental Filings are required to be obtained or made by Purchaser, New Pubco, Purchaser Merger Sub and Blocker Merger Sub in connection with the execution, delivery and performance of this Agreement by it or the consummation by it of the Transactions except (i) the filing of the Purchaser Merger Certificate of Merger with the Secretary of State of the State of Delaware, (ii) the filing of the Blocker Certificate of Merger with the Secretary of State of the State of Delaware, (iii) compliance with and filings under the HSR Act, (iv) Governmental Filings set forth on Section 7.04(b) of the Purchaser Disclosure Schedule and (v) such other Governmental Filings, the failure of which to be obtained or made would not reasonably be expected to materially impair or delay its ability to perform its obligations under this Agreement and the other Transaction Agreements to which it is or will be a party or to consummate the Transactions.

SECTION 7.05    SEC Filings and Purchaser Financial Statements.

(a)    Purchaser, since its formation, has timely filed all forms, reports, schedules, statements, registration statements, prospectuses and other documents required to be filed or furnished by Purchaser with the SEC under the Securities Act and/or the Exchange Act, together with any amendments, restatements or supplements thereto. Except to the extent available on the SEC’s website through EDGAR, Purchaser has delivered to the Company copies in the form filed with the SEC of all of the following: (i) Purchaser’s annual reports on Form 10-K for each fiscal year of Purchaser beginning with the first year Purchaser was required to file such a form, (ii) Purchaser’s quarterly reports on Form 10-Q for each fiscal quarter that Purchaser filed such reports to disclose its quarterly financial results in each of the fiscal years of Purchaser referred to in clause (i) above, (iii) all other forms, reports, registration statements, prospectuses and other documents (other than preliminary materials) filed by Purchaser with the SEC since the beginning of the first fiscal year referred to in clause (i) above (the forms, reports, registration statements, prospectuses and other documents referred to in clauses (i) and (ii) above and this clause (iii), whether or not available through EDGAR, collectively, the “SEC Reports”) and (iv) all certifications and statements required by (A) Rules 13a-14 or 15d-14 under the Exchange Act, and (B) 18 U.S.C. §1350 (Section 906 of SOX) with respect to any report referred to in clause (i) above (collectively, the “Public Certifications”). The SEC Reports (x) were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (y) did not, as of their respective effective dates (in the case of SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and at the time they were filed with the SEC (in the case of all other SEC Reports) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of the date hereof, there are no material outstanding or unresolved comments in comment letters from the SEC staff with respect to Purchaser or the SEC Reports. As of the date hereof, (i) none of the SEC Reports is the subject of ongoing SEC review or outstanding SEC comments and (ii) neither the SEC nor any other Governmental Entity is conducting any investigation or review of any SEC Report. The Public Certifications are each true as of their respective dates of filing. As used in this Section 7.05, the term “file” shall be broadly construed to include any manner permitted by SEC rules and regulations in which a document or information is furnished, supplied or otherwise made available to the SEC.

(b)    The financial statements and notes contained or incorporated by reference in the SEC Reports, fairly present in all material respects the financial position and the results of operations, changes in shareholders’ equity, and cash flows of Purchaser at the respective dates of and, for the periods referred to in such financial statements, all in accordance with (i) GAAP methodologies applied on a consistent basis throughout the periods involved and (ii) Regulation S-X or Regulation S-K, as applicable (except as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable).

(c)    Purchaser has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 and paragraph (e) of Rule 15d-15 under the Exchange Act) as required by Rules 13a-15 and 15d-15 under the Exchange Act. Purchaser’s disclosure controls and procedures are designed to ensure that all information (both financial and non-financial) required to be disclosed by Purchaser in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to Purchaser’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Purchaser’s management has completed an assessment of the effectiveness of Purchaser’s disclosure controls and procedures and, to the extent required by applicable Law, presented in any applicable SEC Report, or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation. Based on Purchaser’s management’s most recently completed evaluation of Purchaser’s internal control over financial reporting, (i) Purchaser had no significant deficiencies or material weaknesses in the design or operation of its internal control over financial reporting that would reasonably be expected to adversely affect Purchaser’s ability to record, process, summarize and report financial information and (ii) Purchaser does not have knowledge of any fraud, whether or not material, that involves management or other employees who have a significant role in Purchaser’s internal control over financial reporting.

(d)    There are no outstanding loans or other extensions of credit made by Purchaser to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of Purchaser. Purchaser has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

SECTION 7.06    No Undisclosed Liabilities; No Business or Operations. Neither Purchaser nor any of its Subsidiaries has any liabilities of any kind, other than those reflected on the Financial Statements or as contemplated by the Transaction Agreements. Other than filing reports with the SEC or the evaluation, negotiation and consummation of the Transactions, neither Purchaser nor any of its Subsidiaries has engaged in any business or operations.

SECTION 7.07    Absence of Certain Changes or Events. Since the date of Purchaser’s formation, (i) there has not been any change, development, condition, occurrence, event or effect relating to Purchaser or its Subsidiaries that, individually or in the aggregate, resulted in, or would reasonably be expected to result in, a material adverse effect on the ability of Purchaser to enter into, perform its obligations under this Agreement and consummate the Transactions and (ii) from December 31, 2019 through the date of this Agreement, Purchaser and its Subsidiaries have not taken any action that (A) would require the consent of the Company pursuant to Section 8.02 if such action had been taken after the date hereof or (B) is material to Purchaser and its Subsidiaries, taken as a whole.

SECTION 7.08    Employee Benefit Plans. Except as may be contemplated by the Omnibus Incentive Plan Proposal, neither Purchaser nor any of its Subsidiaries maintains, contributes to or has any obligation or liability, or could reasonably be expected to have any obligation or liability, under, any “employee benefit plan” (as defined in Section 3(3) of ERISA), including each, if any exists, (i) pension plan (as defined in Section 3(2) of ERISA) or post-retirement or employment health, medical, life insurance or other benefit plan, program, policy, agreement or arrangement, (ii) bonus, incentive or deferred compensation, stock purchase, stock option, or other equity-based compensation plan, program, policy, agreement or arrangement, (iii) employment, individual consulting, severance, separation, change in control or retention plan, program, policy, agreement or arrangement or (iv) other fringe benefit compensation, benefit or employee loan plan, program, policy, agreement or arrangement (collectively, the “Purchaser Benefit Plans”) and neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in combination with another event) will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any shareholder, director, officer or employee of Purchaser or any of its Subsidiaries, or (ii) will result in the acceleration, vesting or creation of any rights of any shareholder, director, officer or employee of Purchaser or any of its Subsidiaries to payments or benefits or increases in any existing payments or benefits or any loan forgiveness.

SECTION 7.09    Proceedings. There are no Actions of any kind whatsoever, at Law or in equity, pending, or to the Knowledge of Purchaser, threatened in writing against Purchaser or any of its Subsidiaries.

SECTION 7.10    Brokers and Finders. No agent, broker, investment banker, financial advisor or other Person is or will become entitled to receive any commission, brokerage, finder’s fee or other similar compensation in connection with the consummation of the Transactions based upon arrangements made by or on behalf of Purchaser.

SECTION 7.11    Financial Ability; Trust Account.

(a)    As of the date hereof, there is at least $287,500,000 invested in a trust account at J.P. Morgan Chase Bank, N.A. (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, a New York corporation, acting as trustee (the “Trustee”), pursuant to the Investment Management Trust Agreement, dated April 3, 2019, by and between Purchaser and the Trustee (the “Trust Agreement”). The Trust Agreement is in full force and effect and is a legal, valid and binding obligation of Purchaser and, to the knowledge of Purchaser, the Trustee, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity. The Trust Agreement has not been terminated, repudiated, rescinded, amended or supplemented or modified, in any respect, and, to the knowledge of Purchaser, no such termination, repudiation, rescission, amendment, supplement or modification is contemplated. There are no Contracts with the Trustee or any other Person that would (i) cause the description of the Trust Agreement in the SEC Reports to be inaccurate or

(ii) entitle any Person (other than any Purchaser Stockholder who is a Redeeming Stockholder) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except in accordance with the Trust Agreement, the Memorandum and Articles of Association and Purchaser’s final prospectus dated April 5, 2019. Amounts in the Trust Account are invested in United States Government securities or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940. Purchaser has performed all material obligations required to be performed by it to date under, and is not in material default, breach or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default or breach thereunder. There are no Actions pending or, to the knowledge of Purchaser, threatened with respect to the Trust Account. Since April 3, 2019, Purchaser has not released any money from the Trust Account (other than interest income earned on the principal held in the Trust Account as permitted by the Trust Agreement or the payment of Purchaser’s income taxes as permitted in the Purchaser Organizational Documents). As of the Closing, the obligations of Purchaser to dissolve or liquidate pursuant to the Trust Agreement, the Purchaser Organizational Documents or any other Contract shall terminate, and, as of the Closing, Purchaser shall have no obligation whatsoever to dissolve and liquidate the assets of Purchaser by reason of the consummation of the Transactions. Following the Closing, no Purchaser Stockholder shall be entitled to receive any amount from the Trust Account except to the extent such Purchaser Stockholder is a Redeeming Stockholder.

(b)    As of the date hereof, assuming the accuracy of the representations and warranties of the Company herein and the compliance by the Company with its respective obligations hereunder, Purchaser has no reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to Purchaser on the Closing Date.

(c)    As of the date hereof, Purchaser does not have, or have any present intention, agreement, arrangement or understanding to enter into or incur, any obligations with respect to or under any Indebtedness.

SECTION 7.12    Investment Purposes.

(a)    Purchaser is purchasing the Participating Company Units and, indirectly, the equity interests of the Company’s Subsidiaries, for its own account for investment purposes and not with a view toward distribution or re-sale in violation of the Securities Act, and all other applicable securities Laws, rules or regulations. Purchaser is an “accredited investor” as defined in Regulation D promulgated by the SEC under the Securities Act. Purchaser acknowledges that it is informed as to the risks of the Transactions and of ownership of the Participating Company Units.

(b)    Purchaser acknowledges that none of the Participating Company Units or the equity interests of the Company’s Subsidiaries has been or will be registered under federal Law or qualified under state Law, but rather are being offered for sale in accordance with certain exemptions under applicable Law and that the Participating Company Units and the Subsidiary equity may not be resold by it unless they are subsequently registered or qualified under applicable Law, or an exemption from registration and qualification is then available.

SECTION 7.13    Registration Statement. None of the information supplied by Purchaser, or by any other Person acting on behalf of Purchaser, in writing specifically for inclusion or incorporation by reference in the Registration Statement will, as of the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, notwithstanding the foregoing provisions of this Section 7.13, no representation or warranty is made by Purchaser with respect to information or statements made or incorporated by reference in the Registration Statement that were not supplied by or on behalf of Purchaser for use therein.

SECTION 7.14    Related Party Transactions. Except as set forth in Section 7.14 of the Purchaser Disclosure Schedule, to the Knowledge of Purchaser, there are no Contracts providing for the provision of goods or services between any of Purchaser or its Subsidiaries, on the one hand, and any officer, director or stockholder of Purchaser or any of its Subsidiaries, or any member of any such Person’s immediate family, on the other hand.

SECTION 7.15    Investment Company Act. Neither Purchaser nor any of its Subsidiaries is, or is required to be, registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

SECTION 7.16    Taxes. Except as set forth in Section 7.16 of the Purchaser Disclosure Schedule:

(a)    All material Tax Returns required to be filed by Purchaser or any of its Subsidiaries with any Governmental Entity have been filed, and all such Tax Returns are accurate and complete in all material respects. All material Taxes shown as due on such Tax Returns have been paid in full and any other material Taxes that Purchaser is otherwise obligated to pay (whether or not such Taxes have been reported on any Tax Returns) have been paid in full.

(b)    There is no audit, examination or other administrative or court proceeding involving any material Tax of Purchaser or any of its Subsidiaries that is currently in progress or threatened in writing by a Governmental Entity, which written threat has been received by Purchaser or any of its Subsidiaries.

(c)    Neither Purchaser nor any of its Subsidiaries has received from any Governmental Entity in a jurisdiction where Purchaser or its Subsidiary has not filed any Tax Returns any material written claim that Purchaser or such Subsidiary is subject to material taxation by that jurisdiction, which claim has not been fully resolved.

(d)    There are no Encumbrances for Taxes upon any of the assets of Purchaser or any of its Subsidiaries, other than Permitted Encumbrances.

(e)    Neither Purchaser nor any of its Subsidiaries is a party to, is bound by or has any obligation under any Tax allocation or Tax sharing agreement, other than (i) any such agreement solely among Purchaser and its Subsidiaries or (ii) any commercial agreement the primary subject matter of which is not Taxes.

(f)    None of Purchaser or any of its Subsidiaries has engaged in any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b).

(g)    Neither Purchaser nor any of its Subsidiaries has waived any statutes of limitations with respect to material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency, in each case that has not expired.

(h)    Purchaser and its Subsidiaries have withheld and paid to the appropriate Governmental Entity all material amounts of Taxes required to have been withheld and paid in connection with amounts paid or owing to any current or former employee, independent contractor, creditor, shareholder or other third party.

(i)    Neither Purchaser nor any of its Subsidiaries have been a member of an Affiliated Group filing a consolidated, combined or unitary United States federal, state, local or foreign income Tax Return, other than an Affiliated Group consisting only of Purchaser and its Subsidiaries.

(j)    Neither Purchaser nor any of its Subsidiaries has any material liability for the Taxes of any person, other than Purchaser and its Subsidiaries, under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor or otherwise as a matter of Law.

(k)    Neither Purchaser nor any of its Subsidiaries has, within the two years ending on the date of this Agreement, distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code.

(l)    Other than the representations and warranties set forth in Section 7.08, this Section 7.16 contains the exclusive representations and warranties of Purchaser with respect to Tax matters.

SECTION 7.17    Disclaimer of Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE VII (AS MODIFIED BY THE PURCHASER DISCLOSURE SCHEDULE), EACH OF PURCHASER, NEW PUBCO, PURCHASER MERGER SUB AND BLOCKER MERGER SUB EXPRESSLY DISCLAIMS ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AS TO THE CONDITION, VALUE OR QUALITY OF PURCHASER AND ITS SUBSIDIARIES, OR THEIR RESPECTIVE ASSETS, AND EACH OF PURCHASER, NEW PUBCO, PURCHASER MERGER SUB AND BLOCKER MERGER SUB SPECIFICALLY DISCLAIMS ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO PURCHASER’S OR ITS SUBSIDIARIES’ ASSETS, OR AS TO THE WORKMANSHIP THEREOF, OR THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT, AND THE SELLERS AND THE COMPANY AND THEIR RESPECTIVE AFFILIATES AND THEIR RESPECTIVE REPRESENTATIVES SHALL RELY ON THEIR OWN EXAMINATION AND INVESTIGATION THEREOF. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ARTICLE VII (AS MODIFIED BY THE PURCHASER DISCLOSURE SCHEDULE), PURCHASER, NEW PUBCO, PURCHASER MERGER SUB AND BLOCKER MERGER SUB HEREBY DISCLAIM ALL LIABILITY AND RESPONSIBILITY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, FOR ANY REPRESENTATION, WARRANTY, STATEMENT, OR INFORMATION MADE, COMMUNICATED, OR FURNISHED (ORALLY OR IN WRITING) TO THE COMPANY OR ANY SELLER OR THEIR RESPECTIVE AFFILIATES OR THEIR RESPECTIVE REPRESENTATIVES (INCLUDING ANY OPINION, INFORMATION, PROJECTION, OR ADVICE THAT MAY HAVE BEEN OR MAY BE PROVIDED TO THE COMPANY OR THE SELLERS OR THEIR RESPECTIVE AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES BY ANY STOCKHOLDER, DIRECTOR, OFFICER, EMPLOYEE, AGENT, CONSULTANT, OR REPRESENTATIVE OF PURCHASER OR ANY OF ITS AFFILIATES). PURCHASER, NEW PUBCO, PURCHASER MERGER SUB AND BLOCKER MERGER SUB DO NOT MAKE NOR HAS ANY OF THEM MADE ANY REPRESENTATIONS OR WARRANTIES TO THE COMPANY, THE SELLERS OR ANY OTHER PERSON REGARDING ANY PROJECTION OR FORECAST REGARDING FUTURE RESULTS OR ACTIVITIES OR THE PROBABLE SUCCESS OR PROFITABILITY OF PURCHASER OR ITS SUBSIDIARIES.

ARTICLE VIII

COVENANTS

SECTION 8.01    Conduct of the Company’s Business. From the date of this Agreement through the earlier of the Closing and the termination of this Agreement in accordance with Article X (the “Interim Period”), except (i) for matters set forth in Section 8.01 of the Company Disclosure Schedule, (ii) for matters otherwise permitted or required by the terms of this Agreement, (iii) in response to or related to any Contagion Event or any change in Law or policy (including guidelines and directives of industry groups) relating to any Contagion Event, (iv) as required by applicable Law or (v) as consented to in writing by Purchaser (which consent shall not be unreasonably withheld, delayed or conditioned), (1) the Company shall use commercially reasonable efforts to conduct the Business in the ordinary course of business consistent with past practice in all material respects (including, for the avoidance of doubt, recent past practice in light of COVID-19; provided that, any action taken, or omitted to be taken, in good faith that relates to, or arises out of, COVID-19 shall be deemed to be in the ordinary course of business, and notwithstanding anything to the contrary contained herein, nothing herein shall prevent the Company or any of its Subsidiaries from taking or failing to take any action in good faith, including the establishment of any policy, procedure or protocol, in response to COVID-19 or any COVID-19 Measures), to keep intact the Business in all material respects and to preserve their relationships with material customers and suppliers with whom they currently deal in all material respects, and (2) the Company shall not, and shall not permit any of its operating Subsidiaries to, do any of the following:

(a)    amend its Organizational Documents;

(b)    incur any Indebtedness for borrowed money or issue any debt securities, other than (i) Indebtedness between the Company and any of its Subsidiaries or between one Subsidiary of the Company and another Subsidiary of the Company, (ii) Indebtedness incurred in the ordinary course of business, (iii) Indebtedness incurred under instruments of Indebtedness existing as of the date hereof, (iv) Indebtedness that will be repaid on or before the Closing Date, (v) Indebtedness incurred in connection with the Company’s lending business (including any such Indebtedness that gives rise to an Encumbrance contemplated by clause (iv) of the definition of “Permitted Encumbrances”) or (vi) other Indebtedness in an aggregate amount not to exceed $150,000,000;

(c)    create any Encumbrances on any of the assets material to the Company and its Subsidiaries (other than Permitted Encumbrances), other than as required by instruments of Indebtedness existing as of the date hereof or any Indebtedness incurred after the date hereof permitted in accordance with Section 8.01(b);

(d)    make any material change in accounting methods, other than as required by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization;

(e)    other than in the ordinary course of business, (i) make or change any material Tax election, (ii) adopt or change any accounting method with respect to Taxes other than as required by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, (iii) surrender any right to claim a refund of material Taxes or (iv) consent to any extension or waiver of the limitations period applicable to any material Tax claim or assessment;

(f)    sell, assign, transfer, exclusively license, allow to expire or lapse or otherwise dispose of any of the properties, rights or assets that are material, individually or in the aggregate, to the Company and its Subsidiaries taken together as a whole, other than (A) properties, rights or assets having a value not in excess of $50,000,000 in the aggregate, and (B) properties, rights or assets (including loans, Mortgage Servicing Rights or interests therein) in the ordinary course of business;

(g)    with respect to the Company only, reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of the Company’s capital stock;

(h)    except with respect to wholly owned Subsidiaries of the Company, adopt a plan of complete or partial liquidation, dissolution, merger, division transaction, consolidation or recapitalization;

(i)    grant any equity or equity based compensation awards outside of the ordinary course of business;

(j)    authorize any of, or commit or agree to take, whether in writing or otherwise, any of, the foregoing actions.

Notwithstanding anything to the contrary in this Section 8.01, during the Interim Period, the Company may, and may permit its Subsidiaries to, declare and pay any dividends or other distributions to the direct or indirect equityholders of the Company or its Subsidiaries, or redeem or repurchase any equity securities in the Company or its Subsidiaries, in each case, so long as, after giving effect to such dividends, distributions, redemptions and repurchases but before giving effect to the payment of any Outstanding Company Expenses or Outstanding Purchaser Expenses (or amounts that would have been Outstanding Company Expenses or Outstanding Purchaser Expenses except they were paid prior to the Closing), the cash held by the Company and its Subsidiaries as of the last day of the month in which the Closing is expected to occur would reasonably be expected to be equal to at least $250,000,000.

SECTION 8.02    Conduct of Purchaser’s Business. During the Interim Period, except as required by applicable Law, (i) Purchaser shall, and shall cause its Subsidiaries to, operate in the ordinary course of business as a blank check company and not engage in any operations or practices other than in connection with Purchaser’s status as a blank check company and the Transactions and (ii) Purchaser shall not, and shall not permit any of its Subsidiaries to, do any of the following without the prior written consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned):

(a)    amend its Organizational Documents;

(b)    incur any Indebtedness;

(c)    offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests, equity equivalents, “phantom” stock rights, stock appreciation rights or similar rights in, itself or any securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, or amend, modify or waive any of the terms or rights set forth in, any Purchaser Warrant, including any amendment, modification or reduction of the warrant price set forth therein, other than (i) issuances of Purchaser Ordinary Shares upon the exercise of any Purchaser Warrants outstanding on the date hereof or (ii) issuances of Purchaser Shares or New Pubco Shares to PIPE Investors pursuant to, and in accordance with, such PIPE Investors’ respective PIPE Agreements entered into on or prior to the date hereof;

(d)    (A) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding capital stock of, or other equity interests in, itself; (B) reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its capital stock or make any other change with respect to its capital structure; or (C) other than in connection with the redemption of validly requested by Redeeming Stockholders or as otherwise required by Purchaser’s Organizational Documents in order to consummate the Transactions, repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, itself;

(e)    create any mortgage, lien, pledge or security interest on any of the assets of Purchaser and its Subsidiaries;

(f)    make any change in accounting methods, other than as required by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization;

(g)    (i) make or change any Tax election, (ii) adopt or change any accounting method with respect to Taxes other than as required by GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, (iii) surrender any right to claim a refund of Taxes or (iv) consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment;

(h)    acquire by merging or consolidating with, or by purchasing the assets of, or by any other manner, any business or Person or division thereof or otherwise acquire any assets;

(i)    sell, assign, transfer, exclusively license, allow to expire or lapse or otherwise dispose of any of its properties, rights or assets;

(j)    make or commit to make any capital expenditure, capital addition or capital improvement (or series of related capital expenditures, capital additions or capital improvements);

(k)    enter into, cancel, modify or terminate the Trust Agreement or any other Contract to which it is party or to which its assets are bound;

(l)    adopt a plan of complete or partial liquidation, dissolution, merger, division transaction, consolidation or recapitalization;

(m)    except as contemplated by the Omnibus Incentive Plan Proposal, adopt or amend any Purchaser Benefit Plan (or any plan, policy or arrangement that would be a Purchaser Benefit Plan if so adopted), or enter into any employment contract or collective bargaining agreement, pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants; or

(n)    authorize any of, or commit or agree to take, whether in writing or otherwise, any of, the foregoing actions.

SECTION 8.03    Incentive Plan Matters.

(a)    Omnibus Incentive Plan. Prior to the consummation of the Transactions, Purchaser shall, subject to obtaining stockholder approval of the Omnibus Incentive Plan Proposal (as defined below), adopt the Finance of America Companies Inc. 2021 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) in the form attached hereto as Exhibit I. The Omnibus Incentive Plan Proposal shall provide that an aggregate number of Purchaser Shares equal to 10% of the outstanding New Pubco Shares as of the Purchaser Merger Effective Time, on a fully-diluted, as-converted basis (the “Fully Diluted Shares”), shall be reserved for issuance pursuant to the Omnibus Incentive Plan, subject to annual increases equal to 2.5% of the Fully Diluted Shares or lower as provided therein. Effective as of the Purchaser Merger Effective Time, New Pubco shall assume the Omnibus Incentive Plan (with any adjustments to reflect the Purchaser Merger, including the automatic conversion of the Purchaser Shares reserved for issuance into New Pubco Shares reserved for issuance).

(b)    UFG Holdings LLC LTIP Amendment. Effective as of the Closing, New Pubco shall assume its obligations pursuant to the terms and conditions of the Amended and Restated UFG Holdings LLC Management Long-Term Incentive Plan, as it is contemplated to be amended as set forth on Section 8.03(b) of the Company Disclosure Schedule (the “LTIP”). The restricted stock units granted pursuant to the terms and conditions of the LTIP (the “Replacement RSUs”) shall be deemed “Substitute Awards” for purposes of the Omnibus Incentive Plan and shall be subject to the terms and conditions of the LTIP, the Omnibus Incentive Plan and any award agreement governing such Replacement RSUs.

SECTION 8.04    Publicity. Purchaser, on the one hand, and the Company and the Sellers, on the other hand, shall communicate and cooperate with each other prior to any press release or public disclosure of the Transactions. Purchaser, on the one hand, and the Company and the Sellers, on the other hand, agree that no public release or announcement concerning the terms of the Transactions shall be issued by any party without the prior written consent of the other party (which consent shall not be unreasonably withheld, delayed or conditioned), except such release or announcement as may be required by Law or the rules and regulations of any stock exchange upon which the securities of one of the Company’s or any Seller’s Affiliates or Purchaser or one of its Affiliates are listed, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance; provided, however, that (i) Purchaser, the Sellers and the Company are permitted to (A) report and disclose the status and terms (including price terms) of this Agreement and the Transactions to their (or in the case of any Seller or the Company, its sponsors’) direct or indirect limited partners if required by those governing documents with those limited partners and otherwise in the ordinary course of their business and (B) disclose the consummation of the Transactions (but not, without the consent of the other parties, price terms or the name of such other parties) on their websites and otherwise in the ordinary course of their business and (ii) the Company and the Sellers are permitted to report and disclose the status of this Agreement and the Transactions pursuant to an internal communication or otherwise to its employees.

SECTION 8.05    Confidentiality.

(a)    Purchaser acknowledges that the information provided to it, its Affiliates and its and their respective Representatives in connection with this Agreement and the Transactions are subject to the terms of the Confidentiality Agreement between UFG Holdings LLC and Purchaser, dated as of August 17, 2020 (as amended or modified from time to time, the “Confidentiality Agreement”). The terms of the Confidentiality Agreement are hereby incorporated by reference.

(b)    From and after the Closing, Purchaser, the Company and their respective Subsidiaries shall treat and hold as confidential any information regarding any Seller, Blocker or Blocker GP or any of its respective Affiliates in their businesses distinct from the Business (such information, the “Confidential

Information”) and refrain from using any of the Confidential Information except in connection with this Agreement or the Ancillary Agreements, or as may otherwise be required by Law, in connection with any dispute with third parties or any defense or prosecution of legal proceedings, financial reporting, Tax or accounting matters.

SECTION 8.06    Access to Information.

(a)    Prior to the Closing Date and subject to applicable Laws and Section 8.05, Purchaser shall be entitled, through its officers, employees and Representatives (including its legal advisors and accountants), to have such access to the properties, businesses and operations of the Company and such examination of the books and records of the Company, as it reasonably requests upon reasonable advance written notice in connection with Purchaser’s efforts to consummate the Transactions. Any such access and examination shall be conducted during regular business hours and under circumstances that do not unreasonably interfere with the normal operations of the business and shall be subject to restrictions under applicable Law. The Company shall cause its and its Subsidiaries’ respective officers, employees, consultants, agents, accountants, attorneys and other Representatives to cooperate with Purchaser and Purchaser’s Representatives in connection with such access and examination, and the Company and its Representatives, as the case may be, shall cooperate with Purchaser and its Representatives, as the case may be, and shall use their reasonable best efforts to minimize any disruption to the Business. Any disclosure during such investigation by the Company or its Representatives shall not constitute any enlargement or additional representation or warranty of any Seller-Side Party beyond those specifically set forth in Article IV, Article V or Article VI, as applicable. Notwithstanding anything herein to the contrary, no such access or examination shall be permitted to the extent that it (i) relates to interactions with other prospective buyers of the Company or the negotiation of this Agreement and the Transactions, (ii) would unreasonably disrupt the operations of any Seller, the Company or any of their respective Subsidiaries, or (iii) would require any Seller, the Company or any of their respective Subsidiaries to disclose information that, in the reasonable judgment and good faith of counsel to such Seller or the Company, is subject to attorney-client privilege or may conflict with any applicable Law or confidentiality obligations to which such Seller or the Company or any of their respective Subsidiaries is bound.

(b)    Notwithstanding anything to the contrary contained herein, prior to the Closing, (i) without the written consent of the Company, Purchaser shall not contact any customers of the Company or any of its Subsidiaries, other than in the ordinary course of business of Purchaser or any of its Affiliates with respect to matters not involving the Company or its Subsidiaries, and provided that the applicable Seller or the Company shall have the right to have a Representative present during any such contact in the event that it consents to such contact, and (ii) Purchaser shall not have any right to perform invasive or subsurface investigations of the properties or facilities of the Company or its Subsidiaries without the prior written consent of the Company.

SECTION 8.07    Regulatory Approvals.

(a)    Each of the parties hereto shall cooperate and use their respective reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done as promptly as practicable, all things necessary, proper and advisable under applicable Laws, to consummate and make effective as promptly as practicable the Transactions, including providing any notices to any Person required in connection with the consummation of the Transactions, and obtaining any licenses, consents, waivers, approvals, authorizations, qualifications and Governmental Orders necessary to consummate the Transactions; provided, that in no event shall any party be required to pay any material fee, penalty or other consideration to obtain any license, Permit, consent, approval, authorization, qualification or waiver required under any Contract for the consummation of the Transactions (other than fees or expenses payable to the SEC in connection with the Transactions, including the Registration Statement, filing fees payable pursuant to the HSR Act or other Competition Laws, and any other ordinary course filing fees in connection with Governmental Filings required to consummate the Transactions). Subject to appropriate confidentiality protections and applicable

Competition Laws, each party hereto shall furnish to the other parties such necessary information and reasonable assistance as such other party may reasonably request in connection with the foregoing.

(b)    Each of the parties hereto shall cooperate with one another and use their reasonable best efforts to prepare all necessary documentation (including furnishing all information (i) required under any applicable Competition Laws or other applicable Laws or (ii) requested by a Governmental Entity pursuant to applicable Competition Laws) to effect promptly all necessary filings with any Governmental Entity and to obtain all necessary, proper or advisable actions or nonactions, approvals consents, waivers, exemptions and approvals of any Governmental Entity necessary to consummate the Transactions. Each party hereto shall provide to the other parties copies of all correspondence between it (or its advisors) and any Governmental Entity relating to the Transactions or any of the matters described in this Section 8.07. Each of the parties hereto shall promptly inform the other of any substantive oral communication with, and provide copies of any written communications with, any Governmental Entity regarding any such filings or any such transaction, unless prohibited by reasonable request of any Governmental Entity. No party hereto shall independently participate in any meeting or substantive conference call with any Governmental Entity in respect of any such filings, investigation or other inquiry without giving the other party prior notice of the meeting or substantive conference call and, to the extent permitted by such Governmental Entity, the opportunity to attend or participate. In the event a party is prohibited from participating in or attending any meeting or substantive conference call, the participating party shall keep the other party promptly and reasonably apprised with respect thereto, to the extent permitted by applicable Law. To the extent permissible under applicable Law, the parties hereto will consult and cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto relating to proceedings under Competition Laws or other applicable Laws. Any documents or other materials provided pursuant to this Section 8.07(b) may be redacted or withheld as necessary to address reasonable privilege or confidentiality concerns, and to remove references concerning the valuation of the Company or other competitively sensitive material or personally-identifiable information or other sensitive personal or financial information, and the parties may, as each deems advisable, reasonably designate any material provided under this Section 8.07 as “outside counsel only material.” Such “outside counsel only materials” and the information contained therein shall be given only to legal counsel of the recipient and will not be disclosed by such legal counsel to employees, officers, or directors of the recipient without the advance written consent of the party providing such materials. Notwithstanding the foregoing, neither party shall be obligated to share with the other party documents responsive to items 4(c) and 4(d) on the Notification and Report Form for Certain Mergers and Acquisitions under the HSR Act.

(c)    Without limiting the generality of the undertakings pursuant to this Section 8.07, each party hereto shall use reasonable best efforts to provide or cause to be provided (including, with respect to filings pursuant to the HSR Act, by its “Ultimate Parent Entities”, as that term is defined in the HSR Act) as promptly as reasonably practicable to any Governmental Entity information and documents relating to such party as requested by such Governmental Entity or necessary, proper or advisable to permit consummation of the Transactions, including filing any notification and report form and related material required under the HSR Act and any other filing or notice that may be required with any other Governmental Entity as promptly as reasonably practicable after the date hereof (and, in the case of filings under the HSR Act, no later than 10 Business Days after the date hereof), and thereafter to respond as promptly as reasonably practicable to any request for additional information or documentary material relating to such party that may be made (including under the HSR Act and any similar Competition Law regarding preacquisition notifications for the purpose of competition reviews). Each of the Company and Purchaser shall supply as promptly as practicable any additional information and documentary material relating to such party that may be requested by any Governmental Entity and furnish to the other such necessary information and reasonable assistance as the other may request in connection with the preparation of any required applications, notices, registrations and requests as may be required or advisable to be filed with any Governmental Entity (including, with respect to Purchaser and its Affiliates, providing financial information and certificates as well as personal information of senior management or control persons, and making individuals with appropriate seniority and expertise available to participate in discussions or hearings). Purchaser shall cause the filings made by it (or by its Ultimate Parent Entity, if applicable) under the HSR Act to be considered for grant of “early termination,” and make any further filings pursuant thereto that may be necessary, proper, or advisable in connection therewith.

(d)    Purchaser shall provide, or cause to be provided, all agreements, documents, instruments, affidavits, statements or information that may be required or requested by any Governmental Entity relating to (i) Purchaser and its Affiliates (including any of its, or its Affiliates’, directors, officers, employees, partners, members or shareholders), (ii) all Persons who are deemed or may be deemed to “control” Purchaser and its Subsidiaries within the meaning of applicable Mortgage Laws and (iii) Purchaser’s and its Affiliates’ structure, ownership, businesses, operations, regulatory and legal compliance, assets, liabilities, financing, financial condition or results of operations, or any of its or their directors, officers, employees, partners, members or shareholders.

(e)    If any objections are asserted with respect to the Transactions under any applicable Law or if any Action is instituted by any Governmental Entity or any private party challenging any of the Transactions as violative of any applicable Law, each of the parties hereto shall, at the sole cost and expense of Purchaser, cooperate with one another in good faith and use their reasonable best efforts to: (i) oppose or defend against any action to prevent or enjoin consummation of this Agreement (and the Transactions), and (ii) take such action as reasonably necessary to overturn any regulatory action by any Governmental Entity to prevent or enjoin consummation of this Agreement (and the Transactions), including by defending any Action brought by any Governmental Entity in order to avoid entry of, or to have vacated, overturned or terminated, including by appeal if necessary, in order to resolve any such objections or challenge as such Governmental Entity or private party may have to any of the Transactions under such applicable Law so as to permit the consummation of the Transactions in their entity.

(f)    Notwithstanding the foregoing, Purchaser shall, and shall cause its controlled Affiliates to, take any and all actions necessary to obtain any authorization, consent or approval of a Governmental Entity (including in connection with any Governmental Filings) necessary or advisable so as to enable the consummation of the Transactions to occur as expeditiously as possible (and in any event, no later than the Outside Date) and to resolve, avoid or eliminate any impediments or objections, if any, that may be asserted with respect to the Transactions under any Law, or to otherwise oppose, avoid the entry of, or to effect the dissolution of, any order, decree, judgment, preliminary or permanent injunction that would otherwise have the effect of preventing, prohibiting, restricting, or delaying the consummation of the Transactions, including: (i) proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, divestiture, licensing or disposition of, or holding separate of, businesses, product lines, rights or assets of Purchaser or its controlled Affiliates (including the Company and its Subsidiaries) or any interest therein (including entering into customary ancillary agreements relating to any such sale, divestiture, licensing or disposition of such businesses, product lines, rights or assets) and (ii) otherwise taking or committing to take actions that after the Closing Date would limit Purchaser’s or its controlled Affiliates’ (including the Company’s and its Subsidiaries’), freedom of action with respect to, or its ability to retain or control, one or more of the businesses, product lines, rights or assets of Purchaser and its controlled Affiliates (including the Company and its Subsidiaries) or interest therein, in each case as may be required in order to enable the consummation of the Transactions to occur as expeditiously as possible (and in any event no later than the Outside Date).

(g)    From the date of this Agreement until Closing, neither Purchaser nor any of its controlled Affiliates shall acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing a substantial portion of the assets of or any equity in, or by any other manner, any assets or Person, if the execution and delivery of a definitive agreement relating to, or the consummation of, such acquisition could in any material respect (individually or in the aggregate): (i) impose any delay in obtaining, or increase the risk of not obtaining, consents of a Governmental Entity necessary to consummate the Transactions or the expiration or termination of any applicable waiting period, (ii) increase the risk of a Governmental Entity seeking or entering a Governmental Order prohibiting the consummation of the Transactions, (iii) increase the risk of not being able to remove any such Governmental Order on appeal or otherwise, or (iv) otherwise prevent or delay the consummation of the Transactions.

(h)    Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall require any Seller-Side Party to (i) take, or cause to be taken, any action with respect to Blackstone or any of its Affiliates, including any affiliated investment funds or any portfolio company (as such term is commonly understood in the private equity industry) of Blackstone or any of its Affiliates, including selling, divesting or otherwise disposing of, or conveying, licensing, holding separate or otherwise restricting or limiting its freedom of action with respect to, any assets, business, products, rights, licenses or investments, or interests therein, other than with respect to the Company and its Subsidiaries, or (ii) provide, or cause to be provided, (A) nonpublic or other confidential financial or sensitive personally identifiable information of Blackstone, its Affiliates or its or their respective directors, officers, employees, managers or partners, or its or their respective control persons’ or direct or indirect equityholders’ and their respective directors’, officers’, employees’, managers’ or partners’ (each of the foregoing Persons, a “Blackstone Related Person”) nonpublic or other confidential financial or sensitive personally identifiable information (other than such information with respect to the officers and directors of the Company which may be provided to a Governmental Entity on a confidential basis) or (B) any other nonpublic, proprietary or other confidential information of a Blackstone Related Person that exceeds the scope of information that such Blackstone Related Person has historically supplied in connection with a similar governmental filing or notification.

SECTION 8.08    Director and Officer Liability; Indemnification.

(a)    Without limiting any additional rights that any Person may have under any Company Benefit Plan, from the Closing through the sixth anniversary of the Closing Date, the Company shall indemnify and hold harmless each present (as of immediately prior to the Closing) and former officer, director, manager, general partner, agent, employee or fiduciary of the Company and its Subsidiaries (the “Indemnified Individuals”) from and against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any Action, whether civil, criminal, administrative or investigative, (i) by reason of the fact that the Indemnified Individual is or was an officer, director, manager, general partner, agent, employee or fiduciary of the Company or its Subsidiaries and (ii) arising out of or pertaining to matters existing or occurring at or prior to the Closing (including this Agreement and the other transactions and actions contemplated hereby and the enforcement of any such Indemnified Individual’s rights under this Section 8.08 or otherwise), whether asserted or claimed prior to, at or after the Closing, to the fullest extent permitted by applicable Law. In the event of any such Action, (x) each Indemnified Individual will be entitled to advancement of expenses incurred in the defense of any Action from the Company within ten Business Days of receipt by the Company from such Indemnified Individual of a request therefor, (y) the Company shall not settle, compromise or consent to the entry of any judgment in any Action or threatened Action (and in which indemnification could be sought by such Indemnified Individual hereunder) without the consent of such Indemnified Individual unless such settlement, compromise or consent includes an unconditional release of such Indemnified Individual from all liability arising out of such Action and (z) the Company shall cooperate in the defense of any such matter.

(b)    The Organizational Documents of each of the Company and its Subsidiaries shall contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of former or present (as of immediately prior to the Closing) directors, managers, officers and general partners of the Company and its Subsidiaries than are set forth in the Organizational Documents of the Company and its Subsidiaries as of the date hereof, which provisions shall not be amended, repealed or otherwise modified for a period of six years from the Closing in any manner that would adversely affect the rights thereunder of any such individuals.

(c)    From and after the Closing, Purchaser shall, and New Pubco shall cause Purchaser to, maintain (or cause its Affiliates to maintain) the existing insurance policies with the level and scope of directors’ and officers’ liability insurance as applicable to the Company and its Subsidiaries as of immediately prior to the

Closing for a period of six (6) years following the Closing (such period, the “Tail Insurance Period”) and covering those persons who served as a director or officer of the Company or any of its Subsidiaries, as the case may be, who were covered by a Seller’s, the Company’s or their respective Affiliates’ directors’ and officers’ liability insurance prior to the Closing. If, for any reason, any such insurance policy is anticipated to lapse or cease to be effective prior to the end of the Tail Insurance Period, Purchaser shall, and New Pubco shall cause Purchaser to, with respect to any insurance policy covering those persons who served as a director or officer of the Company or any its Subsidiaries prior to the Closing, purchase or cause to be purchased a tail policy with the level and scope of directors’ and officers’ liability insurance as applicable to the Company or its Subsidiaries, as the case may be, as of immediately prior to the Closing covering those persons serving as a director or officer of the Company or its Subsidiaries, as the case may be.

(d)    Notwithstanding anything herein to the contrary, if any Action (whether arising before, at or after the Closing) is made against any Indemnified Individual on or prior to the sixth anniversary of the Closing, the provisions of this Section 8.08 shall continue in effect until the final disposition of such Action.

(e)    The covenants in this Section 8.08 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Individuals and their respective heirs and legal representatives. The indemnification provided for herein shall not be deemed exclusive of any other rights to which an Indemnified Individual is entitled, whether pursuant to law, contract or otherwise.

(f)    In the event that the Company, New Pubco or Purchaser or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or a majority of its properties and assets to any Person or effects any division transaction or similar transaction, then, and in each such case, proper provision shall be made so that the successors and assigns of the Company or Purchaser, as the case may be, shall succeed to the obligations set forth in this Section 8.08. In addition, the Company shall not distribute, sell, transfer or otherwise dispose of any of its assets (whether by merger, consolidation, division or otherwise) in a manner that would reasonably be expected to render the Company unable to satisfy its obligations under this Section 8.08.

SECTION 8.09    Reasonable Best Efforts. Without limiting the parties’ obligations under Section 8.07, upon the terms and subject to the conditions herein provided, except as otherwise provided in this Agreement, each of the parties hereto shall use its reasonable best efforts to take or cause to be taken all actions, to do or cause to be done and to assist and cooperate with the other party in doing all things necessary, proper or advisable under applicable Laws to consummate and make effective, in the most expeditious manner practicable, the Transactions, including: (a) the satisfaction of the conditions precedent to the obligations of any of the parties; (b) (i) the preparation and filing, in consultation with the other parties, as promptly as reasonably practicable with any Governmental Entity or other third party all documentation to effect all necessary, proper or advisable filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and (ii) the obtaining and maintaining of all approvals, consents, waivers, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Entity or other third party, in each case of the foregoing clauses (i) and (ii), that are necessary, proper or advisable to consummate and make effective the Transactions; (c) the defending of any Actions challenging this Agreement or the performance of the obligations hereby; and (d) the execution and delivery of such instruments, and the taking of such other actions, as the other party may reasonably require in order to carry out the intent of this Agreement. Notwithstanding the foregoing, none of the Company, any Seller or any of their respective Affiliates shall be obligated to make any payments or otherwise pay any consideration to any third party to obtain any applicable consent, waiver or approval.

SECTION 8.10    Preservation of Records. Purchaser shall, and shall cause the Company to, preserve and keep the records held by them relating to the Business for a period of seven years following the Closing Date (or longer if required by applicable Law) and shall make such records (or copies) and reasonably appropriate personnel available, at reasonable times and upon reasonable advance notice, to the Seller Representative as may be reasonably required by the Seller Representative in connection with any insurance claims by, legal proceedings or Tax audits against, governmental investigations of, or compliance with applicable Laws by, any Seller or any of its Affiliates.

SECTION 8.11    Tax Matters.

(a)    Intended Tax Treatment; Purchase Price Allocation. The parties intend that (i) effective with the date of the Domestication, Purchaser will elect on Form 8832 to be treated as a corporation for U.S. federal income tax purposes, the Domestication qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and that this Agreement shall be adopted as a plan of reorganization, (ii) the Mergers, the Blocker GP Contribution, the PIPE and the New Pubco Class B Common Stock Subscription, taken together, shall qualify as a contribution to New Pubco by Blocker GP, the owners of the Blocker immediately prior to Closing and the Sellers of Blocker Shares and/or Cash (as applicable) and by the owners of Purchaser of the equity of Purchaser pursuant to Section 351 of the Code, and (iii) any issuances of New Pubco Shares or Participating Company Units pursuant to Section 3.04 of this Agreement shall be treated as a non-taxable adjustment to the Equity Value Amount (clauses (i), (ii) and (iii), collectively, the “Intended Tax Treatment”). The Seller Representative shall prepare and deliver to New Pubco, within ninety (90) days of the Closing Date, an allocation of the Sellers’ aggregate Cash Consideration and the Blocker GP Sale Consideration and any other amounts treated as consideration for U.S. federal income tax purposes among the Company’s assets in accordance with and Section 1060 (and Section 751 and 755, if applicable) of the Code and the Treasury regulations promulgated thereunder (the “Allocation”). New Pubco shall have thirty (30) days from the receipt of the Allocation to review and comment on the Allocation and New Pubco and the Seller Representative shall negotiate in good faith to resolve any disagreements; provided, that if New Pubco does not provide any comments in writing to the Seller Representative within such period, such Allocation as delivered by the Seller Representative shall become final. Any disputes under this Section 8.11(a) that cannot be resolved through good faith negotiation shall be referred to an independent accounting firm (the “Accountant”), whose determination shall be final and binding upon the parties. The cost of the Accountant’s review and determination shall be borne by New Pubco and the Seller Representative based on the percentage which the portion of the contested amount not awarded in favor of each such Person bears to the amount actually contested by such Person. The parties agree that the Domestication shall be treated as a transaction described in Treasury Regulation Section 1.367(b)-3, and shall reasonable cooperate in furnishing U.S. shareholders of Purchaser with the information necessary to comply with their reporting obligations under such provision, and to make qualified electing fund elections under Section 1295 of the Code. The Seller Representative and New Pubco shall report consistently with the Intended Tax Treatment and the Allocation on all Tax Returns, and no party shall take any position in any Tax Return or with any Governmental Entity that is inconsistent with the Intended Tax Treatment or Allocation, as finally determined in accordance with this Section 8.11(a) in each case, unless required to do so by a final determination as defined in Section 1313 of the Code.

(b)    Tax Returns.

(i)    New Pubco shall prepare and timely file, or shall cause to be prepared and timely filed, all Tax Returns for Blocker and the Company and its Subsidiaries required to be filed after the Closing and shall make all payments required with respect to any such Tax Returns; provided that, notwithstanding anything in this Agreement to the contrary, Blocker GP may, at its election, prepare and file (or cause Blocker to file) any information Tax Returns with respect to any distributions or payments to the owners of Blocker prior to Closing. With respect to any Tax Returns of the Company and its Subsidiaries that are due after the Closing with respect to a Pre-Closing Tax Period or a Straddle Period that are of the type used to report the income, loss, gain, deduction and other Tax attributes from the operation of a partnership or other pass-through entity and that are of the type that could reflect items of income, loss, gain, deduction or other Tax attributes required to be included on a Tax Return of a Seller (whether or not such items are actually reflected thereon) (a “Pass-Through Tax Return”), (w) such Pass-Through Tax Returns shall be prepared consistent with past practice, except as otherwise required by applicable Law, (x) New Pubco shall submit such Tax Return to the Seller Representative no later than thirty (30) days prior to filing any such Pass-Through Tax Return for its review, (y) New Pubco shall make any changes to such Pass-Through Tax Return reasonably requested by the Seller Representative and (z) no such Pass-Through Tax Return shall be filed without the prior written consent of the Seller Representative (which consent shall not be unreasonably withheld, delayed or conditioned). Notwithstanding the foregoing, the Company (and any Subsidiary of the Company that is a partnership for U.S. federal (or other applicable) tax purposes) shall have in effect an election under Section 754 of the Code (and any similar election under state or local law) for the taxable period which includes the Closing Date.

(ii)    The parties agree that in connection with the preparation and filing of Tax Returns of or with respect to Company and its Subsidiaries, to the extent permitted by applicable Law, deductions and/or losses of or with respect to Indebtedness and Outstanding Company Expenses (or amounts that would have been Outstanding Company Expenses except they were paid prior to the Closing) shall be claimed in taxable periods, or portions thereof, ending on or before the Closing Date.

(c)    Allocation of Taxes. The portion of any Taxes for a Straddle Period allocable to the portion of such Straddle Period ending on the Closing Date shall be deemed to equal (i) in the case of Taxes that (x) are based upon or related to income or receipts, payroll or other similar levels of activities or (y) imposed in connection with any sale or other transfer or assignment of property, other than Transfer Taxes, the amount which would be payable if the taxable year ended with the Closing Date, and (ii) in the case of other Taxes imposed on a periodic basis (including property Taxes), the amount of such Taxes for the entire period multiplied by a fraction the numerator of which is the number of calendar days in the period ending with the Closing Date and the denominator of which is the number of calendar days in the entire period; provided that, for the avoidance of doubt, any Taxes incurred in connection with the Pre-Closing Reorganization, including Taxes incurred as a result of Sections 707, 704(c)(1)(B), 737 and Section 481(a) of the Code with respect to any transaction occurring prior to the Closing, shall be allocated to the portion of the Straddle Period ending on the Closing Date. For purposes of computing the Taxes attributable to the two portions of a taxable period pursuant to this Section 8.11(c), the amount of any item that is taken into account only once for each taxable period (e.g., the benefit of graduated tax rates, exemption amounts, etc.) shall be allocated between the two portions of the period in proportion to the number of days in each portion. The parties agree that all items of income, gain, loss, deduction and credit allocable among the members of the Company for the taxable year that includes the Closing Date shall be allocated by taking into account the member’s varying interests during such taxable year in accordance with Section 706(d) of the Code using the “interim closing of the books” method.

(d)    Cooperation of Tax Matters. The Sellers, Purchaser and New Pubco shall cooperate reasonably in connection with the filing of any Tax Returns and any Tax Proceeding or other audit or claim with respect to Taxes. Such cooperation shall include the provision of records and information with respect to Blocker, the Company or any Subsidiary which are reasonably relevant to any Tax Proceeding or other audit or claim. Without limiting the foregoing, the Sellers, Purchaser and New Pubco will cooperate reasonably and use reasonable best efforts to have the now-current officers, directors and employees of the Company or any Subsidiary cooperate in furnishing information, evidence, testimony and other assistance in connection with the filing of any Tax Return or any Tax Proceeding or other audit or claim.

(e)    Tax Proceedings.

(i)    If a written notice of deficiency, audit, examination, or other administrative or judicial proceeding, in each case with respect to Taxes of Blocker, the Company or any Subsidiary for a Pre-Closing Tax Period or Straddle Period (a “Tax Proceeding”) is received from a Governmental Entity by New Pubco or any of its Affiliates, New Pubco shall give the Seller Representative written notice of such Tax Proceeding within ten (10) Business Days of receipt of such notice.

(ii)    The Seller Representative shall have the right, at its own expense, to control any Tax Proceeding with respect to any Pass-Through Tax Return for any Pre-Closing Tax Period; provided, however, the Seller Representative shall inform New Pubco of the status of any such Tax Proceeding, shall provide New Pubco (at New Pubco’s cost and expense) with copies of any pleadings, correspondence and other documents as New Pubco may reasonably request and shall reasonably consult with New Pubco prior to the settlement of any such proceedings and shall obtain the prior written consent of New Pubco prior to the settlement of any such proceedings that could reasonably be expected to adversely affect New Pubco or the Company or any Subsidiary in any taxable period ending after the Closing Date, which consent shall not be unreasonably conditioned, withheld or delayed; provided, further, that New Pubco, at its own expense, shall have the right to participate in, but not direct, the prosecution or defense of any such Tax Proceedings controlled by the Seller Representative; and provided further, with respect to any such Pass-Through Tax Return, the Seller Representative shall, or shall cause the applicable Company or Subsidiary of the Company to, make any available election under Code Section 6226 and corresponding provisions of state, local or foreign law, and to make such allocations and issue such notices, as are necessary to give effect to such election.

(iii)    New Pubco shall have the right, at its own expense, to control any other Tax Proceeding with respect to Blocker, the Company or any Subsidiary for any Pre-Closing Tax Period or any Straddle Period; provided, that in the case of any such Tax Proceeding with respect to a Pre-Closing Tax Period or Straddle Period and which is not otherwise controlled by the Seller Representative in accordance with this Section 8.11(e), New Pubco shall keep the Seller Representative reasonably informed of the status of any such Tax Proceeding, shall provide the Seller Representative (at the Seller Representative’s cost and expense) with copies of any pleadings, correspondence and other documents as the Seller Representative may reasonably request, and shall consult with the Seller Representative prior to the settlement of any such proceedings and shall obtain the prior written consent of the Seller Representative prior to the settlement of any such proceedings that could reasonably be expected to adversely affect the Seller Representative or any of its Affiliates, which consent shall not be unreasonably conditioned, withheld or delayed; provided, further, that the Seller Representative, at its own expense, shall have the right to participate in, but not direct, the prosecution or defense of any such Tax Proceeding controlled by New Pubco that relates a Pre-Closing Tax Period or Straddle Period.

(f)    Refunds. The Seller Representative shall be entitled to, on behalf of the Sellers and Blocker GP, the amount of any refund or credit of Taxes of the Company or any of its Subsidiaries and, on behalf of Blocker GP and the owners of Blocker as of immediately prior to the Blocker Merger, any refund or credit of Taxes of Blocker, in each case with respect to any Pre-Closing Tax Period or Straddle Period (allocated in accordance with Section 8.11(c)). New Pubco shall pay, or cause to be paid, to the Seller Representative any amount to which it is entitled pursuant to this Section 8.11(f) within five (5) calendar days of the receipt or recognition (by means of an actual reduction in Taxes otherwise currently payable) of the applicable refund or credit by New Pubco or any of its Affiliates. To the extent requested by the Seller Representative, New Pubco will reasonably cooperate in obtaining such refund or credit, including through the filing of amended Tax Returns for periods ending before or on the Closing Date or refund claims.

(g)    Post-Closing Actions. Neither New Pubco or any of its Affiliates (including Purchaser and, after the Closing, Blocker, the Company, or any of its Subsidiaries) shall, without the prior written consent of the Seller Representative, (i) make, change or revoke any Tax election affecting a Pre-Closing Tax Period or Straddle Period, (ii) amend, refile or otherwise modify (or grant an extension of any applicable statute of limitations with respect to) any Tax Return relating to a Pre-Closing Tax Period or Straddle Period, (iii) file or request any ruling with respect to Taxes or Tax Returns of the Company or any of its Subsidiaries, or enter into any voluntary disclosure with any Governmental Entity regarding any Tax or Tax Returns of the Company or any of its Subsidiaries, in each case relating to a Pre-Closing Tax Period or Straddle Period or (iv) take any action that results in any increased Tax liability or reduction of any Tax asset of the Sellers, Blocker GP and the owners of Blocker as of immediately prior to the Blocker Merger in respect of any Pre-Closing Tax Period or Straddle Period.

(h)    Transfer Taxes. Notwithstanding any other provision in this Agreement, the Company shall be responsible for all Transfer Taxes incurred in connection with the Transactions. The party required to do so as a matter of applicable Law shall, at its own expense, timely file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, and, if required by applicable Law, the other parties will join in the execution of any such Tax Returns and other documentation.

(i)    FIRPTA Certificate; Tax Forms. At or prior to the Closing, Purchaser shall have received (i) a duly executed certificate and notice in compliance with Treasury Regulation Section 1.1445-2(c) and 1.897- 2(h), certifying that Blocker is not, and has not been at any time during the five year period ending on the Closing Date, a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code and the Treasury Regulations thereunder, and (ii) from each Seller and Blocker GP, an Internal Revenue Service Form W-9.

SECTION 8.12    Registration Statement; Special Meeting.

(a)    Subject to receipt of the PCAOB Audited Financials, as promptly as practicable following the execution and delivery of this Agreement (and, in any event, no later than 30 days following the date hereof), New Pubco shall use its reasonable best efforts to prepare, with the assistance of Purchaser and the Company, and cause to be filed with the SEC, the Registration Statement. Each of New Pubco, Purchaser and the Company shall use its reasonable best efforts to cause the Registration Statement and the Proxy Statement to comply with the rules and regulations promulgated by the SEC, to have the Registration Statement declared effective under the Securities Act and the Proxy Statement cleared of SEC comments as promptly as practicable after the filing of the Registration Statement, and to keep the Registration Statement effective as long as is necessary to consummate the Transactions. New Pubco also shall use its reasonable best efforts to obtain all necessary state securities law or “blue sky” approvals required to consummate the Transactions. Each of New Pubco, Purchaser and the Company shall furnish all information concerning itself, its Subsidiaries, officers, directors, managers and equityholders as may be reasonably necessary or advisable in connection with such actions and the preparation of the Registration Statement and the Proxy Statement, and the Company shall cause its directors, officers, and employees to be reasonably available to New Pubco, Purchaser, and their counsel in connection with the preparation and drafting of the Registration Statement and responding in a timely manner to comments on the Proxy Statement from the SEC. Promptly after the Registration Statement is declared effective under the Securities Act, Purchaser will cause the Proxy Statement to be mailed to stockholders of Purchaser.

(b)    No filing of, or amendment or supplement to, the Registration Statement will be made by New Pubco without providing Purchaser and the Company with a reasonable opportunity to review and comment thereon. Each of New Pubco, Purchaser and the Company shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld, delayed or conditioned) any response to comments of the SEC or its staff with respect to the Registration Statement and any amendment to the Registration Statement filed in response thereto. If New Pubco, Purchaser or the Company becomes aware that any information contained in the Registration Statement shall have become false or misleading in any material respect or that the Registration Statement is required to be amended in order to comply with applicable Law, then (i) such party shall promptly inform the other parties and (ii) each of New Pubco, Purchaser and the Company shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld, delayed or conditioned) an amendment or supplement to the Registration Statement. New Pubco, Purchaser and the Company shall use reasonable best efforts to cause the Registration Statement, as so amended or supplemented, to be filed with the SEC and to be disseminated to the holders of Purchaser Shares, in each case pursuant to applicable Law and subject to the terms and conditions of this Agreement and the Organizational Documents of Purchaser. Each of New Pubco and Purchaser shall provide the Company with copies of any written comments, and shall inform the Company of any oral comments, that it receives from the SEC or its staff with respect to the Registration Statement promptly after the receipt of such comments, and shall give the Company a reasonable opportunity to review and comment on any proposed written or oral responses to such comments prior to responding to the SEC or its staff. Each of New Pubco, Purchaser and the Company shall ensure that none of the information supplied by or on its behalf for inclusion or incorporation by reference in (A) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at each time at which it is amended and at the time it becomes effective under the

Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (B) the Proxy Statement will, at the date it is first mailed to stockholders of Purchaser and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c)    Purchaser agrees to include provisions in the Proxy Statement, and to take all reasonable action related thereto, with respect to (i) approval of the Domestication and the LLC Agreement of Purchaser (including the approval of the Business Combination) (collectively, the “Cayman Proposals”), (ii) each approval (including any approval that is solely on an advisory basis) of each provision of the A&R Certificate of Incorporation of New Pubco that reasonably requires a separate vote under SEC or NYSE rules (all such approvals, collectively, the “Amendment Proposal”), (iii) each approval of each issuance of Purchaser Shares, shares of New Pubco Class A Common Stock or New Pubco Class B Common Stock that reasonably requires a separate vote under SEC or NYSE rules (including approval of the issuance of Purchaser Shares pursuant to the Purchaser PIPE Agreements, each issuance of New Pubco Shares under each New Pubco PIPE Agreement and approval of each other issuance that is subject to related party transaction rules) (all such approvals, collectively, the “Issuance Proposal”), (iv) approval of an extension of the date by which Purchaser must consummate a Business Combination to October 8, 2021 (or, if elected by the Company prior to the date the Registration Statement is declared effective under the Securities Act, such other date designated by the Company) to be effected by way of amendment and restatement of the Memorandum and Articles of Association (the “Extension Proposal”), (v) approval of the adoption of the Omnibus Incentive Plan (the “Omnibus Incentive Plan Proposal”) and (vi) approval of any other proposals that are required to be made and approved in order to consummate the Transactions and any other proposals that are reasonably agreed between Purchaser and the Company to be appropriate in connection with the Transactions (together with the Cayman Proposals, the Amendment Proposal, the Issuance Proposal, the Extension Proposal and the Omnibus Incentive Plan Proposal, the “Proposals”). Without the prior written consent of the Company, the Proposals shall be the only matters (other than procedural matters) which Purchaser shall propose to be acted on by Purchaser Stockholders at the Special Meeting. Purchaser shall file any special resolutions with the Registrar with respect to the Cayman Proposals, such special resolutions to be forwarded to the Registrar within 15 days after such approval of such special resolutions in accordance with s.62 of the Companies Law.

(d)    Purchaser shall, as promptly as practicable after the Registration Statement is declared effective under the Securities Act (and, in any event, no later than 10 days following such declaration of effectiveness), (i) establish the record date for, duly call, give notice of, convene and hold the Special Meeting in accordance with applicable Law, (ii) cause the Proxy Statement to be disseminated to Purchaser Stockholders in compliance with applicable Law and (iii) solicit proxies from shareholders of Purchaser to vote in favor of each of the Proposals. Purchaser shall, through the Purchaser Board, recommend to its stockholders that they approve each of the Proposals (the “Purchaser Board Recommendation”) and shall include the Purchaser Board Recommendation in the Proxy Statement. The Purchaser Board shall not (and no committee or subgroup thereof shall) change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, the Purchaser Board Recommendation. Once notice of the Special Meeting has been given, without the prior written consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned), (x) Purchaser shall not cancel, recess, adjourn, postpone or delay the Special Meeting and (y) neither the Purchaser Board nor any committee or subcommittee thereof shall change the record date for determining stockholders of Purchaser entitled to notice of or to vote at the Special Meeting or any adjournment; provided, however, that Purchaser shall have the right to adjourn the Special Meeting on a single occasion to a date that is not five Business Days later than the originally scheduled date of the Special Meeting; provided, further, that in connection with such adjournment, (A) neither the Purchaser Board nor any committee or subcommittee shall change the record date for determining stockholders of Purchaser entitled to notice of or to vote at the Special Meeting or any adjournment and (B) the Purchaser Board shall direct that the date, time and place (or means of remote communication) of the adjournment be announced at the Special Meeting. Following the adjournment of the Special Meeting in accordance with the immediately preceding two provisos, Purchaser (I) shall cause a supplement to the Proxy Statement to be disseminated to Purchaser Stockholders in compliance with applicable Law, which supplement shall include a reaffirmation of the Purchaser Board Recommendation and the date, time and place of the Special Meeting as so adjourned, (II) shall continue to solicit proxies from the holders of Purchaser Shares to vote in favor of each of the Proposals, and (III) notwithstanding anything to the contrary herein or otherwise, Purchaser shall not otherwise cancel, recess, adjourn, postpone or delay the Special Meeting as so adjourned or take any other action to prevent or impede the Special Meeting as so adjourned from being convened or otherwise prevent or impede any of the Proposals from being submitted to the stockholders entitled to vote thereon. Notwithstanding anything to the contrary in this subsection (d), Purchaser shall, at the written request of the Company, adjourn the Special Meeting to a date to be agreed upon by Purchaser and the Company for the absence of a quorum or if Purchaser has not received proxies representing a sufficient number of Purchaser Shares to obtain approval of the Proposals at the Special Meeting (which date, if not mutually agreed upon by Purchaser and the Company, shall be the date that is ten Business Days after the adjourned Special Meeting).

(e)    Purchaser shall cause the Proxy Statement to include terms providing Purchaser Stockholders with the opportunity to redeem their Purchaser Shares by delivering such shares for redemption to Purchaser’s transfer agent not later than 5:00 pm eastern time on the date that is two Business Days prior to the date of the Special Meeting.

SECTION 8.13    Purchaser NYSE Listing.

(a)    From the date hereof through the Closing, Purchaser shall use reasonable best efforts to ensure Purchaser remains listed as a public company on, and for Purchaser Shares to be listed on, NYSE.

(b)    Purchaser and New Pubco shall use reasonable best efforts to cause the New Pubco Shares to be issued in connection with the Transactions (including the Earnout Shares) and issuable pursuant to the Exchange Agreement to be approved for listing on NYSE as promptly as practicable following the issuance thereof, subject to official notice of issuance, prior to the Closing Date.

SECTION 8.14    Purchaser Public Filings. From the date hereof through the Closing, Purchaser will keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable securities Laws.

SECTION 8.15    Insurance Matters. Prior to the Closing, New Pubco shall obtain directors’ and officers’ liability insurance that shall be effective as of Closing and will cover those Persons who will be the directors and officers of New Pubco, the Company, and their respective Subsidiaries at and after the Closing on terms not less favorable than the better of (a) the terms of the current directors’ and officers’ liability insurance in place for the Company’s and its Subsidiaries’ directors and officers and (b) the terms of a typical directors’ and officers’ liability insurance policy for a company whose equity is listed on NYSE which policy has a scope and amount of coverage that is reasonably appropriate for a company of similar characteristics (including the line of business and revenues) as New Pubco, the Company and their Subsidiaries.

SECTION 8.16    Section 16 Matters. Prior to the Closing, the Purchaser Board, or an appropriate committee of “non-employee directors” (as defined in Rule 16b-3 of the Exchange Act) thereof, shall adopt a resolution consistent with the interpretive guidance of the SEC so that the acquisition of New Pubco Shares pursuant to this Agreement (including pursuant to Section 3.04) and the other agreements contemplated hereby, by any person who is expected to become a director or officer (as defined under Rule 16a-1(f) under the Exchange Act) of Purchaser following the Closing shall be an exempt transaction for purposes of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

SECTION 8.17    Exclusivity.

(a)    During the Interim Period, Purchaser shall not take, nor shall it permit any of its Affiliates or Representatives to take, whether directly or indirectly, any action to solicit, initiate, continue, engage in or facilitate discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide any information to or commence due diligence with respect to, any Person (other than the Company, its shareholders and/or any of their controlled Affiliates or Representatives), concerning, relating to or which is intended or could reasonably be likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral relating to any Business Combination (a “Purchaser Business Combination Proposal”) other than with the Company, its equityholders or their respective controlled Affiliates. Purchaser shall, and shall cause its Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, a Purchaser Business Combination Proposal. Purchaser shall promptly (but in no event later than twenty-four (24) hours after becoming aware of any Purchaser Business Combination proposal) notify the Company of any Purchaser Business Combination Proposal following Purchaser’s awareness thereof and shall provide a copy of such Purchaser Business Combination Proposal if in writing or otherwise provide a detailed summary of the material terms of such Purchaser Business Combination Proposal to the Company.

(b)    During the Interim Period, the Company shall not take, nor shall it permit any of its Affiliates or Representatives to take, whether directly or indirectly, any action to solicit, initiate, continue, engage in or facilitate discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide any information to or commence due diligence with respect to, any Person (other than Purchaser, its shareholders and/or any of their controlled Affiliates or Representatives), concerning, relating to or which is intended or could reasonably be likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral relating to any (i) reorganization, liquidation, dissolution, share exchange or recapitalization (excluding a recapitalization funded with the proceeds of debt financing), (ii) merger or consolidation involving the Company or any of its Subsidiaries, (iii) sale of all or substantially all of the Company’s or its Subsidiaries’ assets (other than securitization transactions and other sales of assets in the ordinary course of business) or equity interests (or any rights to acquire, or securities convertible into or exchangeable for, any such equity interests) or (iv) similar transaction or business combination involving the Company or any of its Subsidiaries or its or their business or assets (a “Company Business Combination Proposal”), in each case other than (A) with Purchaser, its equityholders or their respective controlled Affiliates or (B) as otherwise contemplated or permitted by this Agreement (including in connection with the Pre-Closing Reorganization or as permitted under Section 8.01). The Company shall, and shall cause its Affiliates and Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, a Company Business Combination Proposal. The Company shall promptly (but in no event later than twenty-four (24) hours after becoming aware of any Company Business Combination proposal) notify Purchaser of any Company Business Combination Proposal following the Company’s awareness thereof and shall provide a copy of such Company Business Combination Proposal if in writing or otherwise provide a detailed summary of the material terms of such Company Business Combination Proposal to Purchaser.

SECTION 8.18    Trust Account. Prior to or at the Closing, Purchaser shall make appropriate arrangements to cause the funds in the Trust Account to be disbursed in accordance with the Trust Agreement for the following: (a) the redemption of any shares validly requested by Redeeming Stockholders and (b) the payment of the amounts set forth in this Agreement (including each Seller’s Seller Cash Consideration, the Blocker GP Sale Consideration and the aggregate Blocker Merger Consideration).

SECTION 8.19    No Claim Against the Trust Account. The Company acknowledges that Purchaser is a blank check company with the power and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets, and the Company has read Purchaser’s final prospectus, dated April 5, 2019 and other SEC Reports, the Memorandum and Articles of Association, and the Trust Agreement and understands that Purchaser has established the Trust Account described therein for the benefit of Purchaser’s public stockholders and that disbursements from the Trust Account are available only in the limited circumstances set forth therein. The Company further acknowledges and agrees that Purchaser’s sole assets consist of the cash proceeds of Purchaser’s initial public offering and private placements of its securities, and that substantially all of these proceeds have been deposited in the Trust Account for the benefit of its public shareholders. The Company further acknowledges that, if the Transactions are not consummated by April 8, 2021 or such later date as approved by the shareholders of Purchaser to complete a Business Combination, Purchaser will be obligated to return to its stockholders the amounts being held in the Trust Account. Accordingly, the Company (on behalf of itself and its Affiliates) hereby waives any past, present or future Action of any kind against, and any right to access, the Trust Account, any trustee of the Trust Account and Purchaser to collect from the Trust Account any monies that may be owed to them by Purchaser or any of its Affiliates for any reason whatsoever, and will not seek recourse against the Trust Account at any time for any reason whatsoever. In the event that the Company commences any Action against or involving the Trust Fund in violation of the foregoing, the Purchaser shall be entitled to recover from such party the associated reasonable legal fees and costs in connection with any such Action, in the event Purchaser prevails in such Action. This Section 8.19 shall survive the termination of this Agreement.

SECTION 8.20    Warrant Offer. At the sole election of the Company, during the period prior to the Closing, Purchaser shall commence a tender offer (such tender offer, the “Warrant Offer”) for the outstanding Public Warrants, with the price per Public Warrant, the aggregate amount of warrants subject to the Warrant Offer, and the other terms and conditions of the Warrant Offer to be determined by the Company in its sole discretion. In the event the Company elects to have Purchaser commence such Warrant Offer, Purchaser shall use its reasonable best efforts to launch such Warrant Offer as soon as practicable, and such Warrant Offer shall be consummated concurrently with the Closing with any such payment for the Public Warrants in connection with the Warrant Offer to be made from the combined cash of the Company and Purchaser after the release of funds from the Trust Account. The Company shall have the right to review and approve all agreements and other documentation relating to the Warrant Offer, and Purchaser shall not change or waive any of the terms of the Warrant Offer without the Company’s prior written consent. Purchaser shall comply with all applicable securities laws in its making of the Warrant Offer.

SECTION 8.21    Pre-Closing Governance Covenants. Each of Purchaser and (to the extent applicable) New Pubco shall take, or cause to be taken, the actions set forth in this Section 8.21 prior to the New Pubco Class B Common Stock Subscription (including, with respect to actions involving New Pubco, in Purchaser’s capacity as the sole stockholder of New Pubco).

(a)    Purchaser and New Pubco shall (i) cause each Person serving as a member of the board of directors of New Pubco or the board of managers of Purchaser, as applicable, immediately prior to the Purchaser Merger Effective Time to resign from such position, effective upon the Purchaser Merger Effective Time, and (ii) elect or otherwise cause Persons designated by the Company to comprise the entire board of directors of New Pubco, effective upon the Purchaser Merger Effective Time; provided, that the board of directors as so constituted shall comply with applicable rules concerning director independence required by the SEC and the rules and listing standards of NYSE.

(b)    Purchaser and New Pubco shall (i) cause each Person serving as an officer of New Pubco or Purchaser, as applicable, immediately prior to the Purchaser Merger Effective Time to resign from such position, effective upon the Purchaser Merger Effective Time, and (ii) appoint or otherwise cause to be appointed each Person serving as an officer of the Company immediately prior to the Purchaser Merger Effective Time as a corresponding officer of New Pubco, effective upon the Purchaser Merger Effective Time.

(c)    New Pubco shall, and Purchaser shall cause New Pubco to, take all actions to cause the Amended and Restated Certificate of Incorporation of New Pubco, in the form attached hereto as Exhibit E (the

“A&R Certificate of Incorporation of New Pubco”), to be filed with the Secretary of State of the State of Delaware and become effective prior to the consummation of the transactions contemplated by the New Pubco PIPE Agreements.

(d)    Purchaser and New Pubco shall take all actions to cause the Amended and Restated Bylaws of New Pubco, in the form attached hereto as Exhibit F (the “A&R Bylaws of New Pubco”), to be adopted effective upon the Purchaser Merger Effective Time.

SECTION 8.22    Financial Statements and Related Information. As promptly as practicable following the date of this Agreement (but in any event no later than January 31, 2021), the Company shall provide to Purchaser (a) the audited consolidated statement of financial condition of the Company as of December 31, 2018 and December 31, 2019, and the related audited consolidated statements of operations and comprehensive income, cash flows and members’ equity of the Company for the periods ended December 31, 2017, December 31, 2018 and December 31, 2019 prepared in accordance with (i) GAAP applied on a consistent basis throughout the covered periods and (ii) Regulation S-X, each audited in accordance with the auditing standards of the PCAOB (collectively, the “PCAOB Audited Financials”), and (b) the unaudited consolidated balance sheet of the Company and the related unaudited consolidated statements of income and comprehensive loss, cash flows and stockholders’ equity, prepared in accordance with (i) GAAP applied on a consistent basis throughout the covered periods and (ii) Regulation S-X that have been reviewed by the Company’s independent auditor in accordance with the PCAOB Auditing Standard 4105, for the six months ended June 30, 2019 and June 30, 2020 and the nine months ended September 30, 2019 and September 30, 2020.

SECTION 8.23    Notification of Certain Matters. Each party hereof shall provide the other parties with prompt written notice upon becoming aware of any event, fact or circumstance that would reasonably be expected to cause any of such party’s conditions set forth in Article IX not to be satisfied by the Outside Date. No such notice shall constitute an acknowledgment or admission by the party providing the notice regarding whether or not any of the conditions to the Closing have been satisfied or in determining whether or not any of the representations, warranties or covenants contained in this Agreement have been breached. No notice pursuant to this Section 8.23 shall affect any representation or warranty in this Agreement of any party or any condition to the obligations of any party.

ARTICLE IX

CONDITIONS OF CLOSING

SECTION 9.01    Conditions to Obligations of Each Party. The respective obligations of each of the parties hereto to consummate the Transactions are subject to the fulfillment on the Closing Date of each of the following conditions:

(a)    there shall not be any Law in effect making illegal the consummation of the Transactions, and there shall not be any Governmental Order in effect prohibiting the consummation of the Transactions;

(b)    any required waiting periods (including any extension thereof) applicable to the consummation of the Transactions under the HSR Act shall have terminated or expired;

(c)    all consents, notices and approvals, as applicable, to or from the Governmental Entities set forth on Section 9.01(c) of the Company Disclosure Schedule shall have been obtained;

(d)    Purchaser shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the Closing;

(e)    Each of the Proposals shall have been approved by the requisite vote at the Special Meeting duly convened therefor or at any adjournment or postponement thereof; and

(f)    The Registration Statement shall have been declared effective by the SEC and no stop order suspending the effectiveness of the Registration Statement shall have been issued and not withdrawn and no proceedings for that purpose shall have been initiated or threatened and not withdrawn by the SEC or any other Governmental Entity.

SECTION 9.02    Additional Conditions to Obligations of Purchaser-Side Parties. The respective obligations of the Purchaser-Side Parties to consummate the Transactions are subject to the fulfillment, on the Closing Date, of each of the following conditions (any or all of which may be waived by Purchaser in whole or in part in its sole discretion):

(a)    (i) the representations and warranties of the Company set forth in Section 4.01, Section 4.02(a), Section 4.02(b), Section 4.03 and Section 4.16, of Blocker set forth in Section 5.01, Section 5.02, Section 5.03 and Section 5.08, and of the Sellers and Blocker GP set forth in Section 6.01, Section 6.02 and Section 6.04, shall be true and correct in all material respects (without giving effect to any materiality qualifications set forth therein) as of the Closing Date as though made as of the Closing Date (or, in the case of representations and warranties that address matters only as of a particular date, as of such date) and (ii) all other representations and warranties of the Seller-Side Parties contained in Article IV, Article V or Article VI, as applicable, shall be true and correct in all respects (without (other than in the case of the representations contained in Sections 4.05 and 4.07(ii)) giving effect to any materiality or “Company Material Adverse Effect” qualifications set forth therein) as of the Closing Date as though made as of the Closing Date (or, in the case of representations and warranties that address matters only as of a particular date, as of such date), except, in the case of this clause (ii), where the failure of such representations or warranties to be true and correct has not had, and would not be reasonably expected to have, a Company Material Adverse Effect;

(b)    each Seller-Side Party shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

(c)    Purchaser shall have received a certificate of an executive officer of each Seller-Side Party to the effect that, to the best of his or her knowledge, the conditions set forth in subsections (a) and (b) of this Section 9.02 have been satisfied with respect to the matters pertaining to such Seller-Side Party; and

(d)    the Pre-Closing Reorganization (which, for the avoidance of doubt, may include any modifications contemplated by the proviso in Section 2.02) shall have been duly completed.

SECTION 9.03    Additional Conditions to Obligations of Seller-Side Parties. The respective obligations of the Seller-Side Parties to consummate the Transactions are subject to the fulfillment, on the Closing Date, of each of the following conditions (any or all of which may be waived by the Seller Representative in whole or in part in its sole discretion):

(a)    the representations and warranties of the Purchaser-Side Parties in Article VII shall be true and correct in all material respects (without giving effect to any materiality qualifications set forth therein) as of the Closing Date as though made as of the Closing Date (or, in the case of representations and warranties that address matters only as of a particular date, as of such date);

(b)    each Purchaser-Side Party shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

(c)    The Seller Representative shall have received a certificate of an executive officer of each Purchaser-Side Party to the effect that, to the best of his or her knowledge, the conditions set forth in subsections (a) and (b) of this Section 9.03 have been satisfied with respect to the matters pertaining to such Purchaser-Side Party;

(d)    The Pre-Closing Purchaser Cash shall be equal or greater than $400,000,000 (excluding payment of any deferred underwriting fees, Outstanding Purchaser Expenses and Outstanding Company Expenses);

(e)    Purchaser shall have delivered to the Seller Representative an executed copy of the Stockholders Agreement, the Registration Rights Agreement, the Post-Closing Company LLC Agreement, the Exchange Agreement and the Tax Receivable Agreements;

(f)    The board of directors of New Pubco shall be constituted with the Persons designated by the Company; provided, a majority of such Persons shall be independent as required by the SEC and the rules and listing standards of NYSE;

(g)    All aspects of the Domestication shall have been duly completed;

(h)    Purchaser shall have complied in all respects with each of its obligations under Section 8.21, such that each of the actions contemplated by Section 8.21 will become effective upon the Purchaser Merger Effective Time, in the manner described in Section 8.21;

(i)    The transactions contemplated to occur prior to the Closing by the Sponsor Agreement have been consummated concurrently with or prior to the Closing, including the exchange of all of the warrants owned by the Sponsor for Purchaser Shares as contemplated by the Sponsor Agreement; and

(j)    To the extent the Company has elected for Purchaser to commence a Warrant Offer in accordance with Section 8.20, such Warrant Offer shall have been consummated concurrently with the Closing.

ARTICLE X

TERMINATION

SECTION 10.01    Termination of Agreement. This Agreement may be terminated at any time prior to the Closing Date as follows:

(a)    at the election of the Seller Representative or Purchaser on or after April 8, 2021 (or, if the Extension Proposal is approved, such later date set forth in the Extension Proposal) (the “Outside Date”), if the Closing shall not have occurred by 5:00 p.m. New York time on such date; provided, however, that neither the Seller Representative nor Purchaser may terminate this Agreement pursuant to this Section 10.01(a) if a Seller-Side Party (in the case of a purported termination by the Seller Representative) or a Purchaser-Side Party (in the case of a purported termination by Purchaser), at the time of such purported termination, has breached any of its obligations hereunder in any material respect and such breach causes, or results in, either (i) the failure to satisfy the conditions to the obligations of the non-terminating party set forth in Article IX prior to the Outside Date, or (ii) the failure of the Closing to have occurred prior to the Outside Date; provided, further, that neither the Seller Representative nor Purchaser shall have the right to terminate this Agreement pursuant to this Section 10.01(a) in the event the other party has initiated proceedings to specifically enforce this Agreement while such proceedings are still pending;

(b)    by mutual written consent of the Seller Representative and Purchaser;

(c)    by the Seller Representative or Purchaser if there shall be in effect a final, nonappealable Governmental Order of a Governmental Entity having competent jurisdiction over the Business (other than any portion thereof that is not material) prohibiting the consummation of the Transactions; provided, however, that the right to terminate this Agreement pursuant to this Section 10.01(c) shall not be available to the party seeking to terminate if a Seller-Side Party (in the case of a purported termination by the Seller Representative) or a Purchaser-Side Party (in the case of a purported termination by Purchaser) has breached any of its representations, warranties, covenants or other agreements hereunder and such breach or breaches would result in a failure of a condition to the obligations of the non-terminating party set forth in Article IX;

(d)    by Purchaser if (i) none of the Purchaser-Side Parties has breached any of their respective representations, warranties, covenants or other agreements hereunder in any material respect and (ii) a Seller-Side Party has breached any of its representations, warranties, covenants or other agreements hereunder in any material respect and such breach or breaches would render any condition set forth in

Section 9.02(a) or Section 9.02(b) not to be satisfied, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (x) twenty Business Days after the giving of written notice by Purchaser to the Seller Representative and (y) two Business Days prior to the Outside Date;

(e)    by the Seller Representative if (i) none of the Seller-Side Parties has breached any of their respective representations, warranties, covenants or other agreements hereunder in any material respect and (ii) a Purchaser-Side Party has breached any of its representations, warranties, covenants or other agreements hereunder in any material respect and such breach or breaches would render any condition set forth in Section 9.03(a) or Section 9.03(b) not to be satisfied, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (x) twenty Business Days after the giving of written notice by the Seller Representative to Purchaser and (y) two Business Days prior to the Outside Date; or

(f)    by Purchaser if the Company shall not have provided the PCAOB Audited Financials by January 31, 2021.

SECTION 10.02    Procedure Upon Termination. In the event of termination and abandonment by the Seller Representative or Purchaser, or both, pursuant to Section 10.01, written notice thereof specifying the relevant provision under which termination is made shall be given to the other party or parties, and the Transactions shall be abandoned, without further action by any of the Seller Representative, the Company or Purchaser.

SECTION 10.03    Effect of Termination. In the event that this Agreement is validly terminated in accordance with Section 10.01, then each of the parties shall be relieved of its duties and obligations arising under this Agreement after the date of such termination and such termination shall be without liability to any party; provided, however, that subject to the terms of this Section 10.03, (i) no such termination shall (A) restrict the availability of specific performance, if any, set forth in Section 12.13 with respect to surviving obligations that are to be performed following such termination or (B) relieve any party hereto from liability for damages resulting from any Willful Breach that occurred prior to such termination and (ii) the provisions of Section 8.04, Section 8.05, this Article X, Section 11.01 and Article XII shall remain in full force and effect and survive any termination of this Agreement in accordance with its terms. The term “Willful Breach” means a party’s material breach of any of its representations or warranties as set forth in this Agreement, or such party’s material breach of any of its covenants or other agreements set forth in this Agreement, which material breach constitutes, or is a consequence of, a purposeful act or failure to act by such party with the knowledge that the taking of such act or failure to take such act would cause a material breach of this Agreement.

ARTICLE XI

ADDITIONAL AGREEMENTS

SECTION 11.01    No Reliance.

(a)    Except for the representations and warranties expressly set forth in Article IV, Article V and Article VI, the Purchaser-Side Parties are acquiring the Business “As-Is, Where-Is”, and none of the Seller-Side Parties or any of their respective Subsidiaries or any of their respective Affiliates, directors, officers, employees, subsidiaries, controlling persons, agents or other Representatives or any other Person or Non-Recourse Party has made or makes or is authorized to make any other representation or warranty, express or implied, whether written or oral, on behalf of the Seller-Side Parties, their respective Subsidiaries or their respective Affiliates, directors, officers, employees, Subsidiaries, controlling persons, agents or other Representatives or any other Person or otherwise. Except for the representations and warranties expressly set forth in Article IV, Article V and Article VI, each Purchaser-Side Party, on behalf of itself and its Affiliates and each of their respective Representatives, hereby waives, and acknowledges that none of such Purchaser-Side Party, any of its Affiliates or any of their Representatives or any other Person or Non-Recourse Party has relied upon in connection with the Purchaser-Side Parties’ entry into this Agreement and agreement to consummate the Transactions, any other representation or warranty, express or implied, whether written or oral, on behalf of the Seller-Side Parties, their respective Subsidiaries or their respective Affiliates, directors, officers, employees, Subsidiaries, controlling persons, agents or other Representatives or any other Person or otherwise.

(b)    To the fullest extent permitted by applicable Law, except for the representations and warranties expressly set forth in Article IV, Article V and Article VI, none of the Seller-Side Parties, their respective Subsidiaries or any other Person will have or be subject to any liability or indemnification obligation on any basis (including in contract or tort, under applicable federal or state securities Laws or otherwise) to any Purchaser-Side Party, Affiliate thereof, any Representative of any of the foregoing or any other Person resulting from the sharing with any Purchaser-Side Party or any Affiliate or Representative thereof, or any such Person’s use of any information, documents, projections, forecasts or other materials made available to it in the Electronic Data Room or management presentations (or omissions therefrom) in expectation of the Transactions or otherwise. Except for the representations and warranties expressly set forth in Article IV, Article V and Article VI, the Purchaser-Side Parties (i) understand that any cost estimates, projections or other predictions, any data, any financial information or any memoranda or offering materials or presentations provided or addressed to any Purchaser-Side Party are not and shall not be deemed to be or to include representations and warranties of the Seller-Side Parties or any of their respective Subsidiaries or Affiliates and (ii) acknowledge and agree that none of the Purchaser-Side Parties, any of their respective Affiliates, any Representatives of any of the foregoing or any other Person or Non-Recourse Party has relied on any such estimates, projections, predictions, data financial information, memoranda, offering materials or presentations. Except for the representations and warranties expressly set forth in Article IV, Article V and Article VI, the Purchaser-Side Parties acknowledge and agree, to the fullest extent permitted by applicable Law, to the express disavowal and disclaimer of any other representations and warranties, whether made by any Seller-Side Party or any other Person on behalf of any Seller-Side Party, and of all liability and responsibility for any representation, warranty, projections, forecasts or other materials made available to any Purchaser-Side Party (which the Purchaser-Side Parties acknowledge and agree has not been relied on by any Purchaser-Side Party, Affiliate thereof, Representative of any of the foregoing or any other Person or Non-Recourse Party in connection with the Purchaser-Side Parties’ entry into this Agreement and agreement to consummate the Transactions contemplated hereby or otherwise), including any opinion, information, projection, forecast or other information that may have been or may be provided to any Purchaser-Side Party by any director, officer, employee, agent, consultant or other Representative of any of the Seller-Side Parties or any of their respective Affiliates. In furtherance of the foregoing, and not in limitation thereof, each Purchaser-Side Party specifically acknowledges and agrees that none of the Seller-Side Parties or any of their respective Subsidiaries or Affiliates makes or has made, and that no Purchaser-Side Party, Affiliate thereof, Representative of any of the foregoing or any other Person or Non-Recourse Party has relied on in connection with the Purchaser-Side Parties’ entry into this Agreement and agreement to consummate the Transactions contemplated hereby or otherwise, any representation or warranty, express or implied, with respect to any financial projection or forecast delivered to any Purchaser-Side Party with respect to the performance of the Company or any of the Company’s Subsidiaries either before or after the Closing Date. Each Purchaser-Side Party acknowledges and agrees, on its own behalf and on behalf of its Affiliates, that (i) such projections or forecasts are being provided solely for the convenience of such Purchaser-Side Party to facilitate its own independent investigation of the Company and its Subsidiaries, (ii) there are uncertainties inherent in attempting to make such projections or forecasts, (iii) such Purchaser-Side Party is familiar with such uncertainties and (iv) such Purchaser-Side Party is taking full responsibility for making its own evaluation of the adequacy and accuracy of all projections or forecasts (including the reasonableness of the underlying assumptions). Each Purchaser-Side Party acknowledges that it has conducted to its satisfaction its own independent investigation of the condition, operations and businesses of the Company and the Company’s Subsidiaries and, in making its determination to proceed with the Transactions, it has been provided and has evaluated such documents and information as it has deemed necessary and has relied solely on the results of its own independent investigation and verification and the representations and warranties expressly set forth in Article IV, Article V and Article VI.

(c)    Each Purchaser-Side Party and its Affiliates, directors, officers, employees, subsidiaries, controlling persons, agents and other Representatives hereby acknowledges that, except for the representations and warranties expressly set forth in Article IV, Article V and Article VI, no other statutory, express or implied representation or warranty, whether written or oral, concerning the Company, the Transactions or the Business, the execution, delivery or performance of this Agreement or the other Transaction Agreements or any other matter, including any implied warranties of merchantability and implied warranties of fitness for a particular purpose, is or has been made or is or has been relied on by any such Purchaser-Side Party, Affiliate thereof, Representative of any of the foregoing or any other Person or Non-Recourse Party in connection with the Purchaser-Side Parties’ entry into this Agreement and agreement to consummate the Transactions contemplated hereby or otherwise.

SECTION 11.02    No Survival. To the fullest extent permitted by applicable Law, the representations, warranties, covenants and agreements of the parties contained in this Agreement or in any certificate, instrument, opinion, agreement or other document of any party hereto or any other Person delivered hereunder shall terminate effective as of the Closing and there shall be no liability in respect thereof, whether such liability has accrued prior to or after the Closing, on the part of any party, its Affiliates or any of their respective officers, directors, agents or other Representatives, except for those covenants and agreements that by their terms apply or are to be performed in whole or in part at or after the Closing, which shall survive in accordance with their terms. Furthermore, without limiting the generality of this Section 11.02, no Action will be brought, encouraged, supported or maintained by, or on behalf of, any Purchaser-Side Party, any of their Affiliates, any Seller, the Company or any of its Subsidiaries against any Seller Person, and no recourse will be sought or granted against any of them, by virtue of, or based upon, any alleged misrepresentation or inaccuracy in, or breach of, any of the representations, warranties, covenants or agreements of any Seller-Side Party or any other Person set forth or contained in this Agreement or any other document contemplated hereby or any certificate, instrument, opinion, agreement or other document of any Seller-Side Party or any other Person delivered hereunder, the subject matter of this Agreement or any other document contemplated hereby, the Transactions, the Business, the ownership, operation, management, use or control of the Business, any of their assets, or any actions or omissions at, or prior to, the Closing Date.

SECTION 11.03    Release.

(a)    Effective upon the Closing, to the fullest extent permitted by applicable Law, each of the Purchaser-Side Parties, the Company and their Subsidiaries, in each case on behalf of itself and its respective Affiliates (collectively, the “Seller Person Releasers”), hereby knowingly, willingly, irrevocably and expressly waives, acquits, remises, discharges and forever releases each Seller Person from any and all liabilities and obligations to such Seller Person Releasers of any kind or nature whatsoever arising as of or prior to the Closing and relating to his, her or its direct or indirect ownership interest in, or service as a controlling person, director, officer, employee or agent of, the Company or any of its Affiliates, in each case whether absolute or contingent, liquidated or unliquidated, known or unknown, matured or unmatured or determined or determinable, and whether arising under any Law or Contract (other than this Agreement and any of the other agreements executed and delivered in connection herewith, but, in each case, only to the extent expressly set forth herein or therein) or otherwise at law or in equity, and each of the Seller Person Releasers hereby agrees that it will not seek to recover any amounts in connection therewith or thereunder from any Seller Person (except as provided for in this Agreement or any of the other agreements executed and delivered in connection herewith, but, in each case, only to the extent expressly set forth herein or therein).

(b)    Effective upon the Closing, to the fullest extent permitted by applicable Law, each of the Seller-Side Parties, New Pubco and their Subsidiaries, in each case on behalf of itself and its respective Affiliates (collectively, the “Purchaser Person Releasers”), hereby knowingly, willingly, irrevocably and expressly waives, acquits, remises, discharges and forever releases each Purchaser Person from any and all liabilities and obligations to such Purchaser Person Releasers of any kind or nature whatsoever arising as of or prior to the Closing and relating to his, her or its direct or indirect ownership interest in, or service as a controlling person, director, officer, employee or agent of, New Pubco or any of its Affiliates, in each case whether absolute or contingent, liquidated or unliquidated, known or unknown, matured or unmatured or determined or determinable, and whether arising under any Law or Contract (other than this Agreement and any of the other agreements executed and delivered in connection herewith, but, in each case, only to the extent expressly set forth herein or therein) or otherwise at law or in equity, and each of the Purchaser Person Releasers hereby agrees that it will not seek to recover any amounts in connection therewith or thereunder from any Purchaser Person (except as provided for in this Agreement or any of the other agreements executed and delivered in connection herewith, but, in each case, only to the extent expressly set forth herein or therein).

ARTICLE XII

MISCELLANEOUS

SECTION 12.01    Assignment; Binding Effect. This Agreement and the rights hereunder are not assignable unless such assignment is consented to in writing by both Purchaser and the Seller Representative and, subject to the preceding clause, this Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.

SECTION 12.02    Governing Law; Jurisdiction.

(a)    This Agreement and all Actions (whether in tort, contract or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any Action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) shall be governed by and construed in accordance with the Laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

(b)    Each of the parties hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, the United States District Court for the Southern District of New York located in New York, New York or, if such court declines to accept jurisdiction, then any court of the State of New York sitting in the borough of Manhattan), and any appellate court from any thereof, in any Action directly or indirectly arising out of, under or in connection with this Agreement or the negotiation, execution, performance or enforcement of this Agreement (including any Action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) or any counterclaim with respect thereto, or for recognition or enforcement of any judgment, and agrees that all claims in respect of any such Actions shall be heard and determined in the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, the United States District Court for the Southern District of New York located in New York, New York or, if such court declines to accept jurisdiction, then any court of the State of New York sitting in the borough of Manhattan), (ii) waives, to the fullest extent permitted by applicable Law, any objection which it may now or hereafter have to the laying of venue of any Action arising out of, under or in connection with this Agreement or the negotiation, execution, performance or enforcement of this Agreement (including any Action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) or any counterclaim with respect thereto, or for recognition or enforcement of any judgment in the Court of Chancery of the State of Delaware, the United States District Court for the Southern District of New York located in New York, New York or any court of the State of New York sitting in the borough of Manhattan,

(iii) waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such Action in any such court and agrees not to plead or claim in any such court that such Action brought in any such court has been brought in an inconvenient forum and (iv) agrees that a final judgment in any such Action shall be conclusive and binding and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the parties hereto agrees that service of process, summons, notice or document by registered mail addressed to it at the applicable address in Section 12.04 set forth below or in any other manner permitted by applicable Law shall be effective service of process for any Action brought in any such court.

SECTION 12.03    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE NEGOTIATION, EXECUTION, PERFORMANCE, OR ENFORCEMENT OF THIS AGREEMENT (INCLUDING ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT) OR ANY OTHER AGREEMENT ENTERED INTO IN CONNECTION HEREWITH AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.03.

SECTION 12.04    Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) when received if delivered personally, (b) when sent by e-mail, unless transmitted after 5:00 P.M. local time or on a day other than on a Business Day, in which case on the next Business Day, and (c) on the next Business Day when sent by overnight courier service, in each case, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company, Blocker, Blocker GP, a Seller or the Seller Representative, to:

Finance of America Equity Capital LLC

c/o UFG Holdings

909 Lake Carolyn Parkway, Suite 1550

Irving, TX 75039

Attn:    Anthony W. Villani

Email:    tony.villani@financeofamerica.com

with copies (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attn:    Elizabeth A. Cooper

E-mail:    ecooper@stblaw.com

If to Purchaser, to:

Replay Acquisition Corp.

c/o EMS Capital LP

767 Fifth Ave., 46th Floor

New York, NY 10153

Attn:    Legal and Compliance

E-mail: info@replayacquisition.com

with copies (which shall not constitute notice) to:

Greenberg Traurig, P.A.

333 SE 2nd Ave., Suite 4400

Miami, FL 33131

Attn:    Alan I. Annex, Esq.

E-mail:    annexa@gtlaw.com

or to such other address, email or Person as a party shall have last designated by such notice to the other parties.

SECTION 12.05    Headings. The headings contained in this Agreement are inserted for convenience only and shall not be considered in interpreting or construing any of the provisions contained in this Agreement.

SECTION 12.06    Fees and Expenses. Except as otherwise specified in this Agreement, including pursuant to Section 3.05, each party shall bear its own costs and expenses (including investment advisory and legal fees and expenses) incurred in connection with this Agreement and the Transactions; provided, however, that Purchaser and the Company shall each pay one-half of all fees and expenses in connection with any filing pursuant to the HSR Act and the Competition Laws.

SECTION 12.07    Entire Agreement. This Agreement (including the Exhibits and Schedules), together with the other Transaction Agreements and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties with respect to such subject matter; provided, however, that this Agreement shall not supersede the terms and provisions of the Confidentiality Agreement, which shall survive and remain in effect until expiration or termination thereof in accordance with its terms and this Agreement.

SECTION 12.08    Interpretation.

(a)    When a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference shall be to an Article, Section, Exhibit or Schedule of or to this Agreement (or, with respect to any references to Sections of the Company Disclosure Schedule in this Agreement, the Company Disclosure Schedule, and, with respect to any references to Sections of the Purchaser Disclosure Schedule in this Agreement, the Purchaser Disclosure Schedule) unless otherwise indicated.

(b)    Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(c)    When a reference in this Agreement is made to a “party” or “parties,” such reference shall be to a party or parties to this Agreement unless otherwise indicated.

(d)    Unless the context requires otherwise, the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words in this Agreement refer to this entire Agreement.

(e)    Unless the context requires otherwise, words in this Agreement using the singular or plural number also include the plural or singular number, respectively, and the use of any gender herein shall be deemed to include the other genders.

(f)    The words “to the extent” shall mean the degree to which a subject or other thing extends, and shall not simply mean “if”.

(g)    The word “or” is not exclusive. The word “will” shall be deemed to have the same meaning as the word “shall”.

(h)    References in this Agreement to “dollars” or “$” are to U.S. dollars.

(i)    This Agreement was prepared jointly by the parties and no rule that it be construed against the drafter will have any application in its construction or interpretation.

SECTION 12.09    Company Disclosure Schedule.

(a)    The Company Disclosure Schedule and the information and disclosures contained therein relate to and qualify certain of the representations, warranties, covenants and obligations made by the Sellers and the Company in this Agreement and shall not be construed or otherwise deemed to constitute, any representation, warranty, covenant or obligation of the Sellers, the Company or any other Person except to the extent explicitly provided in this Agreement and shall not be deemed to expand in any way the scope or effect of any of such representations, warranties, covenants or obligations. No reference to or disclosure of any item or other matter in the Company Disclosure Schedule shall be construed as an admission or indication, in and of itself, that such item represents a material exception or material fact, event or circumstance, that such item has had or would reasonably be expected to have a Company Material Adverse Effect, or that such item or other matter is required to be referred to or disclosed in the Company Disclosure Schedule. Such additional matters are set forth for informational purposes only. No reference in the Company Disclosure Schedule to any agreement or document, in and of itself, shall be construed as an admission or indication that such agreement or document is enforceable or currently in effect or that there are any obligations remaining to be performed or any rights that may be exercised under such agreement or document. No disclosure in the Company Disclosure Schedule relating to any possible breach or violation of, or non-compliance with, any agreement, law or regulation, in and of itself, shall be construed as an admission or indication that any such breach, violation or non-compliance exists or has actually occurred, and nothing in the Company Disclosure Schedule shall constitute an admission of any liability or obligation of any Person to any other Person or shall confer or give any third party any remedy, claim, liability, reimbursement, cause of action or any other right whatsoever. Neither the specification of any item or matter in any representation or warranty contained in this Agreement nor the inclusion of any specific item in the Company Disclosure Schedule is intended to imply that such item or matter, or other items or matters, are or are not in the ordinary course of business, and no party shall use the fact of the setting forth or the inclusion of any such item or matter in any dispute or controversy between the parties as to whether any obligation, item or matter not described in this Agreement or included in the Company Disclosure Schedule is or is not in the ordinary course of business for purposes of this Agreement. The Company Disclosure Schedule is arranged in sections corresponding to the Sections in this Agreement and any items or matters set forth in one section or subsection of the Company Disclosure Schedule shall be deemed to apply to and qualify the Section or subsection of this Agreement to which it corresponds and each other Section or subsection of this Agreement to the extent the relevance of such items or matters to such other Section or subsection of this Agreement is reasonably apparent. The inclusion of any cross-references to any section or subsection of the Company Disclosure Schedule, or the failure to include such cross-references, shall not be deemed to mean that the relevance of any disclosure is not reasonably apparent for the purposes of the immediately preceding sentence. The headings contained in the Company Disclosure Schedule are included for convenience and reference only, and are not intended to limit the effect of the disclosures contained in the Company Disclosure Schedule or to expand, modify or influence the scope of the information required to be disclosed in the Company Disclosure Schedule or the interpretation of this Agreement.

(b)    The information contained in the Company Disclosure Schedule is confidential, proprietary information of the Sellers and the Company, and Purchaser shall be obligated to maintain and protect such confidential information pursuant to this Agreement and the Confidentiality Agreement. In disclosing the information in the Company Disclosure Schedule, the Sellers and the Company expressly do not waive any attorney-client privilege or other similar privilege associated with such information or any protection afforded by the work-product doctrine or other similar doctrine with respect to any of the matters disclosed or discussed herein.

SECTION 12.10    Waiver and Amendment. This Agreement may be amended, modified or supplemented only by a mutual written agreement executed and delivered by the Seller Representative and Purchaser. Except as otherwise provided in this Agreement, any failure of any party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

SECTION 12.11    Counterparts. This Agreement may be executed in any number of counterparts, including by means of email in Portable Document Format, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

SECTION 12.12    Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of, and be enforceable by, only the parties hereto and their respective successors and permitted assigns except as set forth in Section 8.08, Section 12.15 and Section 12.16 each of which rights are hereby expressly acknowledged and agreed to by the Purchaser-Side Parties, nothing herein, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

SECTION 12.13    Remedies. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the Transactions) in accordance with its specified terms or otherwise breach such provisions. Accordingly, the parties hereto acknowledge and hereby agree that, subject to the terms of this Section 12.13, in the event of any breach or threatened breach by any Seller-Side Party, on the one hand, or any Purchaser-Side Party, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, Purchaser (in the case of a breach or threatened breach by a Seller-Side Party) and the Seller Representative (in the case of a breach or threatened breach by a Purchaser-Side Party) shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the applicable party, and to specifically enforce the terms and provisions of this Agreement to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the applicable party under this Agreement, without proof of actual damages or inadequacy of legal remedy and without bond or other security being required. The parties hereby further acknowledge and agree that prior to the Closing, the parties shall be entitled to specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of, this Agreement, including Section 8.7, by the Seller-Side Parties or Purchaser-Side Parties, as may be applicable, and to cause the Seller-Side Parties or Purchaser-Side Parties, as may be applicable, to consummate the Transactions, including to effect the Closing in accordance with Section 2.7, on the terms and subject to the conditions in this Agreement. The remedies available to the parties pursuant to this Section 12.13 shall be in addition to any other remedy to which it is entitled at law or in equity, and the election to pursue an injunction or specific performance shall not restrict, impair or otherwise limit the Seller Representative from seeking to obtain such other remedies. For the avoidance of doubt, the parties hereto further agree that (i) by seeking the equitable remedies provided for in this Section 12.13, a party shall not in any respect waive its right to seek at any time any other form of relief that may be available to a party in accordance with the terms of this Agreement in the event that this Agreement has been terminated or in the event that the equitable remedies provided for in this Section 12.13 are not available or otherwise are not granted, and (ii) nothing set forth in this Section 12.13 shall require any party hereto to institute any proceeding for (or limit any party’s right to institute any proceeding for) specific performance under this Section 12.13 prior or as a condition to exercising any termination right under Article X (and pursuing monetary damages) after such termination to the extent permitted in accordance with this Agreement), nor shall the commencement of any legal proceeding pursuant to this Section 12.13 or anything set forth in this Section 12.13 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Article X or pursue any other remedies under this Agreement.

SECTION 12.14    Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

SECTION 12.15    No Recourse to Non-Parties. Notwithstanding anything that may be expressed or implied in this Agreement or any document or instrument delivered in connection herewith, by its acceptance of the benefits of this Agreement, each party covenants, agrees and acknowledges that no Persons other than the Seller-Side Parties and the Purchaser-Side Parties shall have any liabilities, obligations, commitments (whether known or unknown or whether contingent or otherwise) hereunder, and that, notwithstanding that a Seller-Side Party or a Purchaser-Side Party or its respective managing members or general partners may be partnerships or limited liability companies, no party has any right of recovery under this Agreement, or any claim based on such liabilities, obligations, commitments against, and no personal liability shall attach to, the former, current or future equity holders, controlling persons, directors, officers, employees, agents, Affiliates, members, managers or general or limited partners of any party or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, Affiliate or agent of any of the foregoing (collectively, but not including the parties, each a “Non-Recourse Party”), through the Purchaser-Side Parties or Seller-Side Parties, as may be applicable, or otherwise, whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of the Company against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or Law, or otherwise. Without limiting the foregoing, no claim will be brought or maintained by any party or any of its Affiliates or any of their respective successors or permitted assigns against any Non-Recourse Party that is not otherwise expressly identified as a party to this Agreement, and no recourse will be brought or granted against any of them, by virtue of or based upon any alleged misrepresentation or inaccuracy in or breach or nonperformance of any of the representations, warranties, covenants or agreements of any party hereto set forth or contained in this Agreement, any exhibit or schedule hereto, any other document contemplated hereby or any certificate, instrument, opinion, agreement or other document of any party or any other Person delivered hereunder.

SECTION 12.16    Seller-Side Parties Representation. Purchaser agrees, on its own behalf and on behalf of each of its directors, officers, managers, employees and Affiliates, that, following the Closing, Simpson Thacher & Bartlett LLP may serve as counsel to the Company and its Affiliates in connection with any matters related to this Agreement and the Transactions, including any litigation, claim or obligation arising out of or relating to this Agreement or the Transactions notwithstanding any representation by Simpson Thacher & Bartlett LLP prior to the Closing Date of the Company. Purchaser and the Company hereby (a) waive any claim they have or may have that Simpson Thacher & Bartlett LLP has a conflict of interest or is otherwise prohibited from engaging in such representation and (b) agree that, in the event that a dispute arises either before or after the Closing between Purchaser and the Company or any of their respective Affiliates, Simpson Thacher & Bartlett LLP may represent the Company or any of its Affiliates in such dispute even though the interests of such Person(s) may be directly adverse to Purchaser or the Company and even though Simpson Thacher & Bartlett LLP may have represented the Company in a matter substantially related to such dispute. Notwithstanding anything herein to the contrary, the parties hereto further agree that, as to all communications prior to Closing between or among Simpson Thacher & Bartlett LLP and the Company, any of the Company’s Affiliates or any of the Representatives of any of the foregoing, and any other documents, materials, reports, memoranda or other materials, items or things that are protected under the attorney-client privilege, the work product doctrine or any similar protection as of immediately prior to the Closing as a result of Simpson Thacher & Bartlett LLP’s representation of any of the foregoing, that relate in any way to this Agreement or the Transactions (collectively, the “Seller Privileged Communications and Materials”), the attorney-client privilege, protection under the work product doctrine or any similar privilege or protection and the expectation of client confidence shall survive the Closing and remain in effect; provided, that from and after the Closing, any such privilege, similar protection and expectation of client confidence shall be assigned to and controlled by the applicable Seller and shall not pass to or be claimed by Purchaser, the Company or any other Person other than such Seller from and after the Closing, except to the extent expressly contemplated by the last sentence of this Section 12.16. In furtherance of the foregoing, each of the parties hereto agrees to take the steps necessary to ensure that any privilege or similar protection attaching as a result of Simpson Thacher & Bartlett LLP’s representation of the Company, any of its Affiliates or any of their respective Representatives in connection with this Agreement and the Transactions shall survive the Closing, remain in effect and be assigned to and controlled by such Seller. As to any Seller Privileged Communications and Materials, each Purchaser-Side Party, each of their respective Affiliates and, from and after the Closing, the Company and its Affiliates, together with any of their respective successors or assigns, agree that no such party may use or rely on any of the Seller Privileged Communications and Materials in any Action involving any of the parties hereto or otherwise following the Closing except to the extent expressly contemplated by the last sentence of this Section 12.16. Notwithstanding the foregoing, in the event that a dispute arises between the Company and a third party other than a party to this Agreement after the Closing, the Company may assert the attorney-client privilege or similar protection to prevent disclosure of any Seller Privileged Communications and Materials to such third party; provided, however, that the Company may not waive such privilege or similar protection without the prior written consent of such Seller.

SECTION 12.17    Purchaser-Side Parties Representation. Purchaser agrees, on its own behalf and on behalf of each of its directors, officers, managers, employees and Affiliates, that, following the Closing, Greenberg Traurig, LLP may serve as counsel to Sponsor and its Affiliates in connection with any matters related to this Agreement and the Transactions, including any litigation, claim or obligation arising out of or relating to this Agreement or the Transactions notwithstanding any representation by Greenberg Traurig, LLP prior to the Closing Date of Purchaser. Purchaser and the Company hereby (a) waive any claim they have or may have that Greenberg Traurig, LLP has a conflict of interest or is otherwise prohibited from engaging in such representation and (b) agree that, in the event that a dispute arises either before or after the Closing between Sponsor, on the one hand, and Purchaser or the Company, on the other hand, or any of their respective Affiliates, Greenberg Traurig, LLP may represent Sponsor or any of its Affiliates in such dispute even though the interests of such Person(s) may be directly adverse to Purchaser or the Company and even though Greenberg Traurig, LLP may have represented Purchaser in a matter substantially related to such dispute. Notwithstanding anything herein to the contrary, the parties hereto further agree that, as to all communications prior to Closing between or among Greenberg Traurig, LLP and Purchaser, any of Purchaser’s Affiliates or any of the Representatives of any of the foregoing, and any other documents, materials, reports, memoranda or other materials, items or things that are protected under the attorney-client privilege, the work product doctrine or any similar protection as of immediately prior to the Closing as a result of Greenberg Traurig, LLP’s representation of any of the foregoing, that relate in any way to this Agreement or the Transactions (collectively, the “Purchaser Privileged Communications and Materials”), the attorney-client privilege, protection under the work product doctrine or any similar privilege or protection and the expectation of client confidence shall survive the Closing and remain in effect; provided, that from and after the Closing, any such privilege, similar protection and expectation of client confidence shall be assigned to and controlled by Sponsor and shall not pass to or be claimed by Purchaser, the Company or any other Person other than Sponsor from and after the Closing, except to the extent expressly contemplated by the last sentence of this Section 12.17. In furtherance of the foregoing, each of the parties hereto agrees to take the steps necessary to ensure that any privilege or similar protection attaching as a result of Greenberg Traurig, LLP’s representation of Purchaser, any of its Affiliates or any of their respective Representatives in connection with this Agreement and the Transactions shall survive the Closing, remain in effect and be assigned to and controlled by Sponsor. As to any Purchaser Privileged Communications and Materials, each Seller-Side Party, each of their respective Affiliates and, from and after the Closing, Purchaser and its Affiliates, together with any of their respective successors or assigns, agree that no such party may use or rely on any of the Purchaser Privileged Communications and Materials in any Action involving any of the parties hereto or otherwise following the Closing except to the extent expressly contemplated by the last sentence of this

Section 12.17. Notwithstanding the foregoing, in the event that a dispute arises between Purchaser and a third party other than a party to this Agreement after the Closing, Purchaser may assert the attorney-client privilege or similar protection to prevent disclosure of any Purchaser Privileged Communications and Materials to such third party; provided, however, that Purchaser may not waive such privilege or similar protection without the prior written consent of Sponsor.

SECTION 12.18    Seller Representative.

(a)    Each Seller hereby irrevocably appoints BTO Urban and Family Holdings, acting jointly, to serve (and each Purchaser-Side Party hereby acknowledges that the Seller Representative will serve) as the exclusive agent, proxy and attorney-in-fact for such Seller for all purposes under this Agreement (including full power and authority to act on behalf of such Seller). Without limiting the generality of the foregoing appointment, the Seller Representative is authorized and empowered to execute any and all instruments, certificates or other documents on behalf of each Seller, and to do any and all other acts or things on behalf of each Seller, which the Seller Representative may deem necessary or advisable, or which may be required pursuant to this Agreement or otherwise, in connection with the consummation of the Transactions and the performance of all obligations hereunder or under any other Transaction Agreements from and after the date hereof, including the exercise of the power to: (i) execute any documents on behalf of each Seller, including any amendment to, or waiver under, this Agreement, (ii) give and receive notices and communications to or from any other Person relating to this Agreement or any of the Transactions and other matters contemplated hereby or by any other Transaction Agreement (except to the extent that this Agreement expressly contemplates that any such notice or communication shall be given or received by a Seller individually), (iii) engage and employ, on behalf of the Sellers, Representatives (including legal counsel and other professionals) and incur such expenses as the Seller Representative may in its sole discretion determine necessary or appropriate in connection with the administration of the foregoing, at the expense of the Sellers (which shall reimburse the Seller Representative for the same), (iv) agree to, object to, negotiate, resolve, enter into settlements and compromises of, demand arbitration or litigation of, and comply with orders of arbitrators or courts with respect to, any dispute between any other Person and any or all of the Sellers, in each case, relating to this Agreement or the Transactions, (v) pay or cause to be paid all expenses incurred or to be incurred by or on behalf of the Sellers in connection with this Agreement and (vi) take all actions necessary or appropriate in the judgment of the Seller Representative for the accomplishment of the foregoing. Any action taken by the Seller Representative will require the prior written consent of each of BTO Urban and Family Holdings, except to the extent otherwise agreed by BTO Urban and Family Holdings in writing. The Seller Representative shall have the sole and exclusive authority and power to act on behalf of each Seller with respect to the disposition, settlement or other handling of all claims under this Agreement and all rights or obligations arising under this Agreement. Each Seller shall be bound by all actions taken and documents executed by the Seller Representative in compliance with this Section 12.18 in connection with this Agreement, and each Purchaser-Side Party shall be entitled to rely on any action or decision of the Seller Representative, provided such action or decision reflects the consent of both BTO Urban and Family Holdings. The Seller Representative shall receive no compensation (other than the expense reimbursement contemplated above) for its services. Notices or communications to or from the Seller Representative shall constitute notice to or from each Seller.

(b)    The Seller Representative will have no duties or responsibilities except for those expressly set forth herein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on behalf of any Seller will exist with respect to the Seller Representative in its capacity as such. The agencies and proxies created hereunder by the Sellers are coupled with an interest and are therefore irrevocable without the consent of the Seller Representative, and will survive the death, incapacity, bankruptcy, dissolution or liquidation of any Seller. All decisions and acts by the Seller Representative will be binding upon each Seller, and no Seller will have the right to object, dissent, protest or otherwise contest the same. The Seller Representative is authorized to act on behalf of each Seller in accordance with the terms of this Section 12.18, notwithstanding any dispute or disagreement with or among the Sellers.

(c)    In performing the functions specified in this Agreement, as Seller Representative, neither BTO Urban nor Family Holdings shall be liable to any Seller for any errors in judgment, negligence, lack of oversight, breach of duty or otherwise. Each Seller severally (based on the consideration such Seller actually receives (or would have received, in the event the Agreement is terminated prior to the Closing) under this Agreement), and not jointly, shall indemnify and hold harmless BTO Urban and Family Holdings in their joint capacity as Seller Representative from and against any and all losses, damages, claims and liabilities (including attorneys’ fees and other costs of defending against claims) incurred by them and arising out of or in connection with the acceptance or administration of the Seller Representative’s duties hereunder. The Seller Representative is serving in that capacity solely for purposes of administrative convenience, and is not liable in such capacity or any other capacity for any of the obligations of any Seller-Side Party hereunder, and each Purchaser-Side Party agrees that it will not in any event look to the assets of BTO Urban or Family Holdings, acting in such capacity, for the satisfaction of any obligations to be performed by any Seller-Side Party hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

REPLAY ACQUISITION CORP.

By:	/s/ Edmond M. Safra

Name:	Edmond M. Safra
Title:	Co-Chief Executive Officer

By:	/s/ Gregorio Werthein

Name:	Gregorio Werthein
Title:	Co-Chief Executive Officer

FINANCE OF AMERICA COMPANIES INC.

By:	/s/ Edmond M. Safra

Name:	Edmond M. Safra
Title:	President

RPLY MERGER SUB LLC

By:	/s/ Edmond M. Safra
Name:	Edmond M. Safra
Title:	Manager

RPLY BLKR MERGER SUB LLC

By:	/s/ Edmond M. Safra
Name:	Edmond M. Safra
Title:	Manager

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

FINANCE OF AMERICA EQUITY CAPITAL LLC

By:	/s/ Graham Fleming

Name:	Graham Fleming
Title:	President

UFG MANAGEMENT HOLDINGS LLC

By: UFG Holdings LLC, its Managing Member

By:	/s/ Graham Fleming

Name:	Graham Fleming
Title:	Chief Administrative Officer

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

BLACKSTONE TACTICAL OPPORTUNITIES FUND (URBAN FEEDER)—NQ L.P.

By:	Blackstone Tactical Opportunities Associates—NQ L.L.C., its general partner

By:	BTOA—NQ L.L.C., its sole member

By:	/s/ Christopher J. James

Name:	Christopher J. James
Title:	Authorized Person

BLACKSTONE TACTICAL OPPORTUNITIES ASSOCIATES—NQ L.L.C.

By:	BTOA—NQ L.L.C., its sole member

By:	/s/ Christopher J. James

Name:	Christopher J. James
Title:	Authorized Person

BLACKSTONE FAMILY TACTICAL OPPORTUNITIES INVESTMENT PARTNERSHIP—NQ—ESC L.P.

By: BTO—NQ Side-by-Side GP L.L.C., its general partner

By:	/s/ Christopher J. James

Name:	Christopher J. James
Title:	Authorized Person

BTO URBAN HOLDINGS L.L.C.
(as a Seller)

By:	/s/ Menes Chee

Name:	Menes Chee
Title:	Authorized Person

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

LIBMAN FAMILY HOLDINGS LLC
(as a Seller)

By:	/s/ Brian Libman

Name:	Brian Libman
Title:	Manager

THE MORTGAGE OPPORTUNITY GROUP LLC (as a Seller)

By:	/s/ Brian Libman

Name:	Brian Libman
Title:	Manager

L AND TF, LLC
(as a Seller)

By:	/s/ John Keratsis

Name:	John Keratsis
Title:	Manager

JOE CAYRE
(as a Seller)

/s/ Joe Cayre

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

BTO URBAN HOLDINGS L.L.C.
(as the Seller Representative)

By:	/s/ Menes Chee

Name:	Menes Chee
Title:	Authorized Person

LIBMAN FAMILY HOLDINGS LLC
(as the Seller Representative)

By:	/s/ Brian Libman

Name:	Brian Libman
Title:	Manager

[Signature Page to Transaction Agreement]

Exhibit A

October 12, 2020

Replay Acquisition Corp.

767 Fifth Avenue, 46th Floor

New York, New York 10153

Finance of America Companies Inc.

767 Fifth Avenue, 46th Floor

New York, New York 10153

Finance of America Equity Capital LLC

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

Re:                     Sponsor Agreement

Ladies and Gentlemen:

This letter (this “Sponsor Agreement”) is being delivered to you in accordance with that certain Transaction Agreement, dated as of the date hereof, by and among Replay Acquisition Corp., a Cayman Islands exempted company (“Purchaser”), Finance of America Companies Inc., a Delaware corporation and wholly owned Subsidiary of Purchaser (“New Pubco”), Finance of America Equity Capital LLC, a Delaware limited liability company (the “Company”), and the other parties thereto (the “Transaction Agreement”), and hereby amends and restates in its entirety that certain letter, dated April 3, 2019, from Replay Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and each of the other undersigned persons (each, an “Insider” and, together with the Sponsor, the “Sponsor Persons”) to Purchaser (the “Prior Letter Agreement”). Certain capitalized terms used herein are defined in Paragraph 11. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Transaction Agreement.

The Sponsor Persons are currently, and as of the Closing will be, the record owners of all of the outstanding Founder Shares and outstanding Private Placement Warrants, with each such Sponsor Person’s ownership (and anticipated changes in ownership as a result of the Warrant Exchange) detailed on Schedule A hereto. As described further in Paragraph 25, Schedule A will be updated from time to time to reflect Sponsor Person ownership changes following the date hereof.

In order to induce Purchaser, New Pubco and the Company to enter into the Transaction Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Sponsor Person hereby agrees, severally and not jointly, with Purchaser, New Pubco and the Company as follows:

1.    Voting Obligations. During the Interim Period, each Sponsor Person, in its capacity as a holder of Covered Shares, agrees irrevocably and unconditionally that, at the Special Meeting, at any other meeting of the shareholders of Purchaser or, following the Purchaser Merger, New Pubco (whether annual or special and whether or not an adjourned or postponed meeting, however called and including any adjournment or postponement thereof), in connection with any written consent of shareholders of Purchaser or, following the Purchaser Merger, New Pubco and in connection with any similar vote or consent of the holders of Private Placement Warrants in their capacities as such, such Sponsor Person shall, and shall cause any other holder of record of any of such Sponsor Person’s Covered Shares to:

(a)    when such meeting is held, appear at such meeting or otherwise cause the Sponsor Person’s Covered Shares to be counted as present thereat for the purpose of establishing a quorum;

(b)    vote (or duly and promptly execute and deliver an action by written consent), or cause to be voted at such meeting (or cause such consent to be duly and promptly executed and delivered with respect to), all of such

Sponsor Person’s Covered Shares owned as of the record date for determining holders entitled to vote at such meeting (or the record date for determining holders entitled to provide consent) in favor of each Proposal and any other matters reasonably necessary for consummation of the Transactions (including the Warrant Exchange, to the extent it is put to a vote or a request for written consent); and

(c)    vote (or duly and promptly execute and deliver an action by written consent), or cause to be voted at such meeting (or cause such consent to be duly and promptly executed and delivered with respect to), all of such Sponsor Person’s Covered Shares against any Business Combination Proposal (as defined below) and any other action that would reasonably be expected to impede, interfere with or materially delay or postpone the consummation of, or otherwise adversely affect, any of the Transactions or result in a material breach of any representation, warranty, covenant or other obligation or agreement of any Purchaser-Side Party under the Transaction Agreement or result in a material breach of any representation, warranty, covenant or other obligation or agreement of such Sponsor Person under this Sponsor Agreement.

The obligations of the Sponsor Persons in this Paragraph 1 shall apply whether or not the board of directors of Purchaser (or, following the Purchaser Merger, New Pubco) or other governing body or any committee, subcommittee or subgroup thereof recommends any of the Proposals and whether or not such board or other governing body, committee, subcommittee or subgroup thereof changes, withdraws, withholds, qualifies or modifies, or publicly proposes to change, withdraw, withhold, qualify or modify, the Purchaser Board Recommendation.

2.    Exclusivity. During the Interim Period, each Sponsor Person shall not take, nor shall it permit any of its Affiliates or any of its or their respective Representatives to take, whether directly or indirectly, any action to (i) solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond to, provide information to or commence due diligence with respect to, any Person (other than the Company, its equityholders or any of their controlled Affiliates or Representatives), concerning, relating to or which is intended or could reasonably be likely to give rise to or result in, any offer, inquiry, proposal or indication of interest, written or oral, relating to any Business Combination (a “Business Combination Proposal”), or (ii) approve, endorse or recommend, or make any public statement approving, endorsing or recommending, any Business Combination Proposal, in the case of each of clauses (i) and (ii), other than a Business Combination Proposal with the Company, its equityholders or their respective controlled Affiliates. Each Sponsor Person shall, and shall cause its Affiliates and its and their respective Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the date hereof with respect to, or which are reasonably likely to give rise to or result in, a Business Combination Proposal other than with the Company, its equityholders or their respective controlled Affiliates.

3.    Waiver of Certain Rights. Each Sponsor Person, on behalf of itself and its Affiliates, hereby irrevocably and unconditionally agrees:

(a)    not to (i) demand that Purchaser redeem its Covered Shares in connection with the Transactions or (ii) otherwise participate in any such redemption by tendering or submitting any of its Covered Shares for redemption;

(b)    not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Purchaser, New Pubco, the Company, any Affiliate or designee of a Sponsor Person acting in its capacity as director, officer or manager or in any similar capacity or any of their respective successors and assigns relating to the negotiation, execution or delivery of this Sponsor Agreement, the Transaction Agreement or the consummation of the Transactions; and

(c)    (i) to waive any rights for working capital loans made by or on its behalf to Purchaser or any of its Affiliates to be converted into warrants exercisable for Purchaser Shares, New Pubco Shares or other securities of Purchaser, New Pubco or any of their Affiliates or their successors and assigns and (ii) that no such loans shall be converted into such warrants or any such other securities.

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4.    Reasonable Best Efforts; Regulatory Undertakings.

(a)    During the Interim Period, each Sponsor Person (i) shall, and shall cause its Affiliates to, use reasonable best efforts to take, or cause to be taken, all actions to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate the Transactions on the terms and subject to the conditions set forth in the Transaction Agreement and (ii) shall not, and shall cause its Affiliates not to, take any action that would reasonably be expected to prevent or materially delay the satisfaction of any of the conditions to the Transactions set forth in Article IX of the Transaction Agreement.

(b)    Without limiting the generality of subsection (a) above, each Sponsor Person shall provide, or cause to be provided, all agreements, documents, instruments, affidavits, statements or information that may be required or requested by any Governmental Entity relating to (i) such Sponsor Person and its Affiliates (including any of its, or its Affiliates’, directors, officers, employees, partners, members or shareholders), (ii) all Persons who are deemed or may be deemed to “control” such Sponsor Person and its Subsidiaries within the meaning of applicable Mortgage Laws and (iii) such Sponsor Person’s and its Affiliates’ structure, ownership, businesses, operations, regulatory and legal compliance, assets, liabilities, financing, financial condition or results of operations, or any of its or their directors, officers, employees, partners, members or shareholders.

5.    Warrant Exchange.

(a)    Immediately prior to the Redomestication, each Sponsor Person that holds Private Placement Warrants as of the date hereof shall exchange the Private Placement Warrants held by it for Purchaser Shares in the manner described in this Paragraph 5 (as to all Private Placement Warrants that are so exchanged, the “Warrant Exchange”).

(b)    Purchaser hereby represents and warrants that all of the Private Placement Warrants are held in book-entry form and that the transfer books for the Private Placement Warrants are maintained by Continental Stock Transfer & Trust Company (the “Warrant Agent”). During the Interim Period, Purchaser and New Pubco shall not, and shall cause the Warrant Agent not to, allow the Transfer of any Private Placement Warrants or allow any of the Private Placement Warrants to be represented by a certificate or other instrument. Further, no Sponsor Person shall request the Transfer of any Private Placement Warrant or request for any of the Private Placement Warrants to be represented by a certificate or other instrument.

(c)    Immediately prior to the Redomestication, Purchaser shall exchange all of the Private Placement Warrants for an aggregate of 775,000 validly issued, fully paid and non-assessable Purchaser Shares, in each case, as allocated on Schedule A. Purchaser shall effect the Warrant Exchange by issuing the applicable number of Purchaser Shares to each applicable Sponsor Person in accordance with Schedule A. Following the Warrant Exchange, the Private Placement Warrants shall be void and of no further effect, and no Private Placement Warrants shall be outstanding.

(d)    Purchaser and each applicable Sponsor Person agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of the Warrant Exchange, subject to the terms and conditions hereof and compliance with applicable Law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms hereof.

6.    Transfer Restrictions.

(a)    Interim Period. During the Interim Period, except as expressly contemplated by the Warrant Exchange, each Sponsor Person shall not, and shall cause any other holder of record of any of such Sponsor Person’s Covered Shares not to, Transfer any of such Sponsor Person’s Covered Shares.

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(b)    Post-Closing: Covered Shares. During the one-year period immediately following the Closing Date (the “Lock-Up Period”), each Sponsor Person shall not, and shall cause any other holder of record of any of such Sponsor Person’s Covered Shares (other than Excluded Shares) not to, Transfer any of such Sponsor Person’s Covered Shares (other than Excluded Shares). Notwithstanding the immediately preceding sentence, post-Closing Transfers of Covered Shares (other than Excluded Shares) that are held by any Sponsor Person or any of its Permitted Transferees (as defined below) that have entered into a written agreement contemplated by the proviso in this subsection (b) are permitted (i) to New Pubco’s officers or directors, any Affiliates or family members of any of New Pubco’s officers or directors, any members of the Sponsor or any Affiliates of the Sponsor; (ii) in the case of an individual, by gift to a member of the individual’s immediate family, or to a trust, the beneficiary of which is a member of the individual’s immediate family or an Affiliate of such person, or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) by virtue of the Laws of the State of Delaware or the Sponsor’s limited liability company agreement, as amended from time to time, upon dissolution of the Sponsor; or (vi) in the event of New Pubco’s completion of a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction which results in the holders of all of the shares of New Pubco Class A Common Stock and New Pubco Class B Common Stock having the right to exchange their shares for cash, securities or other property subsequent to the completion of Purchaser’s initial Business Combination (including the entry into an agreement in connection with such liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction); provided, however, that each transferee contemplated by clauses (i) through (v) (each, a “Permitted Transferee”) must enter into a written agreement with New Pubco agreeing to be bound by the restrictions in this Sponsor Agreement.

(c)    Post-Closing: Excluded Shares. During the 180-day period immediately following the Closing Date, each Sponsor Person shall not, and shall cause any other holder of record of any of such Sponsor Person’s Excluded Shares (other than Excluded Shares purchased (i) pursuant to a PIPE Agreement or (ii) on the open market after the date hereof) not to, Transfer any of such Sponsor Person’s Excluded Shares (other than Excluded Shares purchased (i) pursuant to a PIPE Agreement or (ii) on the open market after the date hereof). Notwithstanding the immediately preceding sentence, post-Closing Transfers of Excluded Shares (other than Excluded Shares purchased (i) pursuant to a PIPE Agreement or (ii) on the open market after the date hereof) that are held by any Sponsor Person or any of its Permitted Transferees that have entered into a written agreement contemplated by the proviso in this subsection (c) are permitted to its Permitted Transferees; provided, however, that each Permitted Transferee must enter into a written agreement with New Pubco agreeing to be bound by the restrictions in this Sponsor Agreement. For the avoidance of doubt, the Excluded Shares purchased (1) pursuant to a PIPE Agreement or (2) on the open market after the date hereof shall not be subject to the provisions of this Section 6(c).

(d)    Any Transfer in violation of the provisions of this Paragraph 6 shall be null and void ab initio and of no force or effect.

7.    Vesting Provisions Applicable to Founder Shares.

(a)    General. Each Sponsor Person agrees that, as of immediately prior to the Purchaser Merger, all of the Founder Shares held by such Sponsor Person shall be unvested and, from and after the Purchaser Merger, shall be subject to the vesting and forfeiture provisions set forth in this Paragraph 7. For the avoidance of doubt, the Purchaser Shares received in the Warrant Exchange shall be vested immediately upon the Warrant Exchange and shall not be subject to the provisions of this Section 7.

(b)    Special Transfer Restrictions for Unvested Founder Shares. Each Sponsor Person shall not, and shall cause any other holder of record of any of such Sponsor Person’s unvested Founder Shares not to, Transfer any of such Sponsor Person’s unvested Founder Shares prior to the time such unvested Founder Shares become vested pursuant to subsection (d) below, except to the extent permitted by the second sentence of Paragraph 6(b). Each Sponsor Person understands that the Transfer restrictions in the immediately preceding sentence are in addition to, and not in lieu of, those imposed under the first sentence of Paragraph 6(b).

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(c)    Vesting of Founder Shares Upon Purchaser Merger. 40% of the unvested Founder Shares Beneficially Owned by each Sponsor Person (or Affiliate thereof) as of immediately prior to the Purchaser Merger shall vest upon the Purchaser Merger.

(d)    Performance Vesting of Founder Shares.

(i)    If, at any time during the six (6) years following the Closing, the VWAP of New Pubco Class A Common Stock is greater than or equal to $12.50 for any twenty (20) Trading Days within a period of thirty (30) consecutive Trading Days (the date when the foregoing is first satisfied, the “First Earnout Achievement Date”), 35% of the unvested Founder Shares Beneficially Owned by each Sponsor Person (or Affiliate thereof) as of immediately prior to the Purchaser Merger shall vest. If the First Earnout Achievement Date or a New Pubco Sale has not occurred after the Closing and prior to the date that is six (6) years following the Closing Date, the Founder Shares that were eligible to vest pursuant to this clause (i) shall not vest and shall be forfeited as provided in subsection (e) below.

(ii)    If, at any time during the six (6) years following the Closing, the VWAP of New Pubco Class A Common Stock is greater than or equal to $15.00 for any twenty (20) Trading Days within a period of thirty (30) consecutive Trading Days (the date when the foregoing is first satisfied, the “Second Earnout Achievement Date”), 25% of the unvested Founder Shares Beneficially Owned by each Sponsor Person (or Affiliate thereof) as of immediately prior to the Purchaser Merger shall vest. If the Second Earnout Achievement Date or a New Pubco Sale has not occurred after the Closing and prior to the date that is six (6) years following the Closing Date, the Founder Shares that were eligible to vest pursuant to this clause (ii) shall not vest and shall be forfeited as provided in subsection (e) below.

(iii)    In the event that there is an agreement with respect to a New Pubco Sale entered into after the Closing and prior to the date that is six (6) years following the Closing Date:

(A)

to the extent it has not already occurred, the First Earnout Achievement Date shall be deemed to occur on the day prior to the closing of such New Pubco Sale if the price paid per New Pubco Share in such New Pubco Sale is greater than or equal to $12.50, and the Founder Shares eligible for vesting pursuant to clause (i) above shall vest;

(B)

to the extent it has not already occurred, the Second Earnout Achievement Date shall also be deemed to occur on the day prior to the closing of such New Pubco Sale if the price paid per New Pubco Share in such New Pubco Sale is greater than or equal to $15.00, and the Founder Shares eligible for vesting pursuant to clause (ii) above shall vest;

(C)

in the event (x) the price paid per New Pubco Share in such New Pubco Sale is greater than or equal to $10.00 (to the extent the Second Earnout Achievement Date has not occurred) but does not exceed $12.50 and (y) the consideration paid per New Pubco Share in such New Pubco Sale includes stock or other equity consideration, as a condition to the consummation of such New Pubco Sale, the acquiror in such New Pubco Sale shall agree that the unvested Founder Shares eligible for vesting pursuant to clause (i) above shall remain eligible for vesting following the closing of such New Pubco Sale, and the stock price thresholds set forth in clause (i) above shall be equitably adjusted for the conversion ratio and other terms and conditions of the transaction, as determined by the board of directors of New Pubco in good faith (but the Founder Shares eligible for vesting pursuant to clause (ii) above will no longer be eligible for vesting following such closing and will be forfeited pursuant to subsection (e) below); and

(D)

in the event the price paid per New Pubco Share in such New Pubco Sale is (x) less than $10.00 or (y) less than $12.50 and payable solely in cash consideration, the unvested Founder Shares eligible for vesting pursuant to clauses (i) and (ii) above will no longer be eligible for vesting following the closing of such New Pubco Sale and will be forfeited pursuant to subsection (e) below);

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provided, that (I) in each of the foregoing clauses (A) through (D), to the extent the price paid per New Pubco Share includes contingent consideration or property other than cash, the board of directors of New Pubco shall determine the price paid per New Pubco Share in such New Pubco Sale in good faith (valuing any such consideration payable in publicly-traded securities of the acquiror, on a per-security basis, at the VWAP of such security over the twenty (20) consecutive Trading Day period ending on (and including) the second Business Day prior to the date of the entry into the binding definitive agreement providing for the consummation of such New Pubco Sale) and (II) any determination by the board of directors of New Pubco with respect to any matters contemplated by, or related to, this Paragraph 7, including the price paid per New Pubco Share in any New Pubco Sale, the determination of whether any Founder Shares are eligible for vesting under this Paragraph 7 or the form or requirement of any agreement by an acquirer under clause (C) above, shall be made in good faith and shall be final and binding on the Sponsor Persons and each of their respective Affiliates.

(e)    Forfeiture of Unvested Founder Shares. Unvested Founder Shares that are forfeited under this Paragraph 7 shall be transferred by the forfeiting Sponsor Person (or Affiliate thereof) that Beneficially Owns such Founder Shares to New Pubco (x) on the day immediately following the sixth anniversary of the Closing or (y) on the day immediately prior to the closing of any New Pubco Sale, as applicable, in each case, without any consideration for such Transfer, and New Pubco shall be entitled to cancel such unvested Founder Shares without any further action or consent of such forfeiting Sponsor Person (or Affiliate thereof).

(f)    Proportional Voting of Unvested Founder Shares.

(i)    Each Sponsor Person hereby agrees that, with respect to all of the unvested Founder Shares Beneficially Owned by such Sponsor Person (or Affiliate thereof), such Founder Shares shall be present at all meetings for purposes of a quorum and voted at all meetings of the stockholders of New Pubco, or voted, consented or approved in any other circumstances, upon which such vote, consent or other approval (including providing any written consent as of any specified date) is sought or obtained by or from the stockholders of New Pubco, in the same manner (including by voting “for” or “against,” abstaining or withholding votes) as, and in the same proportion to, the votes cast “for” or “against,” and abstentions or vote withholdings made, in respect of all shares of New Pubco Class A Common Stock and New Pubco Class B Common Stock, taken together, held by the holders thereof (other than the unvested Founder Shares held by the Sponsor Persons (of Affiliates thereof)).

(ii)    In order to give effect to the proportional voting mechanics described in clause (i) above, solely to the extent of its unvested Founder Shares, each Sponsor Person hereby irrevocably makes, constitutes and appoints each officer of New Pubco, with full power of substitution and re-substitution, its true and lawful proxy and attorney-in-fact, for it and in its name, place and stead and for its use and benefit, to act as its proxy and attorney-in-fact to attend any meeting of stockholders of New Pubco with respect to any such unvested Founder Shares, vote any such unvested Founder Shares at any such meeting of stockholders of New Pubco, execute and deliver any action by written consent in lieu of a meeting of stockholders of New Pubco with respect to such unvested Founder Shares and take any other action with respect to such unvested Founder Shares in respect of any other approval of the stockholders of New Pubco. The proxy and power of attorney granted pursuant to this clause (ii) is a special proxy coupled with an interest and is irrevocable and shall remain in effect until the termination of this Sponsor Agreement in accordance with Paragraph 19.

(g)    No Economic Rights of Unvested Founder Shares. Unvested Founder Shares shall not be entitled to, and each holder of any unvested Founder Shares (in its capacity as such) hereby irrevocably waives any right to, receive any dividends or other distributions (whether payable in the form of cash, stock or other assets), or to have any other economic rights (including, without limitation, the right to receive any consideration payable upon conversion or exchange), for so long as such Unvested Founder Shares remain unvested. No adjustments shall be made for dividends or distributions or other rights in respect of unvested Founder Shares for which any record date occurs prior to the date upon which such Founder Shares become vested (i.e., unvested Founder Shares will not be entitled to receive back dividends or other distributions or any other form of economic “catch-up” once they become vested).

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(h)    No Application to Certain Sponsor Persons. Notwithstanding anything to the contrary contained in this Sponsor Agreement, this Paragraph 7 shall not apply to any of the Founder Shares held by Daniel Marx, Mariano Bosch or Russell Colaco as of the Closing, which such Founder Shares shall be 100% vested from and after the Closing; provided, that any such Founder Shares that are Transferred to any other Sponsor Person (or any Permitted Transferee thereof) following the Closing shall be subject to this Paragraph 7 (i.e., 40% of the Founder Shares so Transferred shall remain vested following such Transfer, but the remaining 60% of such Founder Shares shall revert to “unvested” status upon such Transfer and shall be subject to forfeiture as described in this Paragraph 7).

8.    Certain Securities Law Representations and Warranties. Each Sponsor Person hereby represents and warrants as follows:

(a)    it has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked;

(b)    in the case of Insiders only, its biographical information furnished to Purchaser, if any (including any such information included in the Prospectus), is true and accurate in all respects and does not omit any material information with respect to such Insider’s background;

(c)    its questionnaire furnished to Purchaser, if any, is true and accurate in all respects;

(d)    it is not subject to or a respondent in any legal action for any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction; and

(e)    it has never been convicted of, or pleaded guilty to, any crime (i) involving fraud, (ii) relating to any financial transaction or handling of funds of another Person or (iii) pertaining to any dealings in any securities, and it is not currently a defendant in any such criminal proceeding.

9.    Certain Payments. Except as disclosed in the Prospectus, no Sponsor Person, nor any Affiliate thereof, nor any director, officer or manager of (or person acting in a similar capacity with respect to) Purchaser, shall receive from Purchaser any finder’s fee, reimbursement, consulting fee, monies in respect of any repayment of a loan or other compensation prior to, or in connection with any services rendered in order to effectuate the consummation of, Purchaser’s initial Business Combination (regardless of the type of transaction that it is), other than the following, none of which will be made from the proceeds held in the Trust Account prior to the completion of the initial Business Combination: (i) payment of customary fees for financial advisory services; (ii) payment of annual director fees of $25,000 each to two of Purchaser’s independent directors; (iii) reimbursement for any out-of-pocket expenses related to identifying, investigating and consummating an initial Business Combination; and (iv) repayment of loans, if any, and on such terms as to be determined by Purchaser from time to time, made by the Sponsor, an Affiliate of the Sponsor or any of Purchaser’s officers or directors to finance transaction costs in connection with an intended initial Business Combination, provided, that, if Purchaser does not consummate an initial Business Combination, a portion of the working capital held outside the Trust Account may be used by Purchaser to repay such loaned amounts so long as no proceeds from the Trust Account are used for such repayment. During the Interim Period, each Sponsor Person agrees not to enter into, modify or amend any Contract between or among any Sponsor Person or any Affiliate thereof, on the one hand, and New Pubco or any of its Subsidiaries, on the other hand, that would contradict, limit, restrict or impair any Person’s ability to perform or satisfy any obligation under this Sponsor Agreement or the Transaction Agreement.

10.    Service as Officer or Director. Each Sponsor Person has full right and power, without violating any agreement to which it is bound (including, without limitation, any non-competition or non-solicitation agreement with any employer or former employer), to enter into this Sponsor Agreement and, as applicable, to serve as an officer, director or manager of (or in a similar capacity with respect to) Purchaser.

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11.    Definitions. As used herein, the following terms shall have the respective meanings set forth below:

(a)    “Beneficially Own” has the meaning given to such term under Rule 13d-3 of the Exchange Act.

(b)    “Covered Shares” means all Founder Shares, all Private Placement Warrants and all other Purchaser Shares (including Purchaser Shares received in the Warrant Exchange), New Pubco Shares and other shares of capital stock or equity securities of Purchaser (prior to the Purchaser Merger) or New Pubco (following the Purchaser Merger), or securities convertible into, exercisable or exchangeable for the same, of which any Sponsor Person owns as of the date hereof or acquires record or beneficial ownership after the date hereof, including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities.

(c)    “Excluded Shares” means any Purchaser Shares, New Pubco Shares or other shares of capital stock or equity securities of Purchaser (prior to the Purchaser Merger) or New Pubco (following the Purchaser Merger), or securities convertible into, exercisable or exchangeable for the same, of which any Sponsor Person acquired or acquires record or beneficial ownership in connection with the Purchaser’s Public Offering, through a purchase on the open market, pursuant to a PIPE Agreement or through the Warrant Exchange and including any additional shares acquired in respect of such shares whether as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of such shares.

(d)    “Founder Shares” means: (i) the 7,187,500 Purchaser Shares that were purchased in a private placement prior to the Public Offering; and (ii) following the Purchaser Merger, the 7,187,500 New Pubco Shares into which the aggregate amount of Purchaser Shares referred to in clause (i) are converted pursuant to the Purchaser Merger.

(e)    “Private Placement Warrants” means the warrants to purchase up to 7,750,000 Purchaser Shares that were purchased in a private placement concurrent with the Public Offering.

(f)    “Prospectus” has the meaning given to it in the Prior Letter Agreement.

(g)    “Public Offering” has the meaning given to it in the Prior Letter Agreement.

(h)    “Transfer” means the (i) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, hedge, grant of any option to purchase or otherwise dispose of in any manner (including by merger, consolidation, division, operation of law or otherwise) or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the SEC promulgated thereunder with respect to, any security (including, for the avoidance of doubt, through a Transfer of equity securities in a Person who owns such security), (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

12.    Entire Agreement; Amendment; No Reliance. This Sponsor Agreement and the other agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby, including, without limitation, with respect to the Sponsor Persons, the Prior Letter Agreement. This Sponsor Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by each Sponsor Person charged with such change, amendment, modification or waiver and New Pubco, Purchaser and the Company. Each of Purchaser, New Pubco and the Sponsor Persons hereby acknowledges and agrees, on behalf of itself, its Affiliates and its Representatives, that, in connection with its entry into this Sponsor Agreement and

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(if applicable) the Transaction Agreement and agreement to consummate the Transactions, none of the foregoing has relied on any representations or warranties of any Seller-Side Party or otherwise except for those expressly set forth in the Transaction Agreement.

13.    Assignment. No party hereto may, except as set forth herein, assign either this Sponsor Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties. Any purported assignment in violation of this Paragraph 13 shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Sponsor Agreement shall be binding on the Sponsor Persons, Purchaser, New Pubco and the Company and their respective successors, heirs, personal representatives, assigns and (in the case of the Sponsor Persons) Permitted Transferees.

14.    No Third-Party Beneficiaries. Nothing in this Sponsor Agreement shall be construed to confer upon, or give to, any Person other than the parties hereto any right, remedy or claim under or by reason of this Sponsor Agreement or of any covenant, condition, stipulation, promise or agreement hereof. All covenants, conditions, stipulations, promises and agreements contained in this Sponsor Agreement shall be for the sole and exclusive benefit of Purchaser, New Pubco, the Sponsor Persons and the Company, and their respective successors, heirs, personal representatives and assigns and (in the case of the Sponsor Persons) Permitted Transferees.

15.    Counterparts. This Sponsor Agreement may be executed in any number of original, electronic or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

16.    Severability. This Sponsor Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Sponsor Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Sponsor Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

17.    Governing Law; Venue; Waiver of Jury Trial. Sections 12.2 and 12.3 of the Transaction Agreement are incorporated herein by reference, mutatis mutandis.

18.    Notices. Any notice, consent or request to be given in connection with any of the terms or provisions of this Sponsor Agreement shall be in writing and shall be sent or given in accordance with the terms of Section 12.4 of the Transaction Agreement to the applicable party at its principal place of business.

19.    Termination. This Sponsor Agreement shall terminate on the earliest of (i) the valid termination of the Transaction Agreement (in which case this Sponsor Agreement shall be of no force or effect and shall revert to the Prior Letter Agreement), (ii) the consummation of a New Pubco Sale and (iii) the later of (A) the earlier of (I) the occurrence (or deemed occurrence) of the Second Earnout Achievement Date on or before the sixth anniversary of the Closing Date and (II) the sixth anniversary of the Closing Date and (B) the expiration of the Lock-Up Period; provided, that no such termination (including one that results in a reversion to the Prior Letter Agreement under clause (i)) shall relieve any party hereto from any liability resulting from its pre-termination breach of this Sponsor Agreement.

20.    Other Representations and Warranties. Each Sponsor Person hereby represents and warrants (severally and not jointly as to itself only) to Purchaser, New Pubco and the Company as follows: (i) if such Person is not an individual, it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Sponsor Agreement and the consummation of the transactions contemplated hereby are within such Person’s corporate, limited liability company or other organizational powers and have been duly authorized by all necessary corporate, limited liability company or other organizational actions on the part of such Person; (ii) if such Person is an individual, such Person has full legal capacity, right and authority to execute and deliver this Sponsor

9

Agreement and to perform its obligations hereunder; (iii) this Sponsor Agreement has been duly executed and delivered by such Person and, assuming due authorization, execution and delivery by the other parties to this Sponsor Agreement, this Sponsor Agreement constitutes a legally valid and binding obligation of such Person, enforceable against such Person in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies); (iv) the execution and delivery of this Sponsor Agreement by such Person do not, and the performance by such Person of its obligations hereunder will not, (A) if such Person is not an individual, conflict with or result in a violation of the organizational documents of such Person, or (B) require any consent or approval that has not been given or other action that has not been taken by any third party (including under any Contract binding upon such Person or such Person’s Covered Shares), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Person of its obligations under this Sponsor Agreement; (v) there is no Action pending or, to the knowledge of such Person, threatened against such Person before (or, in the case of a threatened Action, that would be before) any arbitrator or any Governmental Entity, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Person of its obligations under this Sponsor Agreement; (vi) except as disclosed pursuant to Section 7.10 of the Transaction Agreement, no financial advisor, investment banker, broker, finder or other similar intermediary is entitled to any fee or commission from such Person, Purchaser or New Pubco (or any of their respective Subsidiaries), or any Affiliates of any of the foregoing Persons in connection with the Transaction Agreement or this Sponsor Agreement or any of the respective transactions contemplated thereby and hereby, in each case, based upon any arrangement or agreement made by or, to the knowledge of such Person, on behalf of such Person, for which Purchaser, New Pubco, the Company or any of their respective Affiliates would have any obligations or liabilities of any kind or nature; (vii) such Person has had the opportunity to read the Transaction Agreement and this Sponsor Agreement and has had the opportunity to consult with its tax and legal advisors; (viii) such Person has not entered into, and will not enter into, any agreement that would restrict, limit or interfere with the performance of such Person’s obligations hereunder; (ix) such Person has good and valid title to all Covered Shares held by it, and there exist no Liens or any other limitation or restriction (including, without limitation, any restriction on the right to vote, sell or otherwise dispose of such securities (other than transfer restrictions under the Securities Act) affecting any such securities, other than pursuant to (A) this Sponsor Agreement, (B) the Memorandum and Articles of Association, (C) the Transaction Agreement or (D) any applicable securities Laws; and (x) the Founder Shares and Private Placement Warrants listed on Schedule A are the only equity securities in New Pubco or any of its Subsidiaries (including, without limitation, any equity securities convertible into, or which can be exercised or exchanged for, equity securities of New Pubco or any of its Subsidiaries) owned of record or Beneficially Owned by such Person as of the date hereof and as of the Closing Date and such Person has the sole power to dispose of (or sole power to cause the disposition of) and the sole power to vote (or sole power to direct the voting of) such Founder Shares and Private Placement Warrants and none of such Founder Shares or Private Placement Warrants is subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Founder Shares or Private Placement Warrants, except as provided in this Sponsor Agreement.

21.    Equitable Adjustments. If, and as often as, there are any changes in Purchaser, New Pubco, the Founder Shares or the Private Placement Warrants by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or business combination, or by any other means, equitable adjustment shall be made to the provisions of this Sponsor Agreement as may be required so that the rights, privileges, duties and obligations hereunder shall continue with respect to Purchaser, New Pubco, the Founder Shares or the Private Placement Warrants, each as so changed. For the avoidance of doubt, such equitable adjustment shall be made to the performance criteria set forth in Paragraph 7.

22.    Stop Transfer Order; Legend. Each Sponsor Person hereby authorizes Purchaser and New Pubco to maintain a copy of this Sponsor Agreement at either the executive office or the registered office of Purchaser. In furtherance of this Sponsor Agreement, each Sponsor Person hereby authorizes and will instruct Purchaser and New Pubco, promptly after the date hereof, to enter, or cause its transfer agent to enter, a stop transfer order with

10

respect to all of such Sponsor Person’s Covered Shares with respect to any Transfer not permitted hereunder and to include the following legend on any certificates or other instruments representing (or any notice given pursuant to Section 151(f) of the General Corporation Law of the State of Delaware in respect of) such Sponsor’s Covered Shares: “THE SHARES OF STOCK OR OTHER SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VOTING AND TRANSFER RESTRICTIONS PURSUANT TO THAT CERTAIN SPONSOR AGREEMENT, DATED AS OF OCTOBER 12, 2020, BY AND AMONG REPLAY ACQUISITION CORP., A CAYMAN ISLANDS EXEMPTED COMPANY, FINANCE OF AMERICA COMPANIES INC., A DELAWARE CORPORATION, FINANCE OF AMERICA EQUITY CAPITAL LLC, A DELAWARE LIMITED LIABILITY COMPANY, REPLAY SPONSOR, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AND CERTAIN OTHER PERSONS PARTY THERETO. ANY TRANSFER OF SUCH SHARES OF STOCK OR OTHER SECURITIES IN VIOLATION OF THE TERMS AND PROVISIONS OF SUCH SPONSOR AGREEMENT SHALL BE NULL AND VOID AB INITIO AND HAVE NO FORCE OR EFFECT WHATSOEVER.”

23.    Specific Performance. Each Sponsor Person acknowledges and agrees that Purchaser, New Pubco and the Company shall be irreparably harmed and that there shall be no adequate remedy at Law for any breach, or threatened breach, by any Sponsor Person of any of the covenants or agreements contained in this Sponsor Agreement, and that any breach or threatened breach of this Sponsor Agreement by a Sponsor Person would not be adequately compensated by monetary damages alone. It is accordingly agreed, notwithstanding anything to the contrary set forth in this Sponsor Agreement, that each of Purchaser, New Pubco and the Company shall have the right to obtain injunctive relief to restrain a breach or threatened breach of, or otherwise to obtain specific performance of, the Sponsor Persons’ covenants and agreements contained in this Sponsor Agreement. Each Sponsor Person hereby agrees (i) to waive the defense in any such suit that Purchaser, New Pubco or the Company has an adequate remedy at law, (ii) not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Sponsor Agreement or to enforce compliance with the covenants and obligations of the Sponsor Persons under this Sponsor Agreement and (iii) to waive any requirement to post any bond, in each case, in connection with obtaining such relief. All rights and remedies of the parties under this Sponsor Agreement shall be cumulative, and the exercise of one or more rights or remedies shall not preclude the exercise of any other right or remedy available under this Sponsor Agreement or applicable Law.

24.    Interpretation. Sections 12.5 and 12.8 of the Transaction Agreement are incorporated herein by reference, mutatis mutandis. Wherever this Sponsor Agreement uses “it”, “its” or derivations thereof to refer to natural person Sponsor Persons, such references shall be deemed references to “her”, “him” or “his”, as applicable.

25.    Updates to Schedule A; Admission of New Sponsor Persons. During the Interim Period, each Sponsor Person shall promptly notify Purchaser of any increase, decrease or other change in the number of Founder Shares, Private Placement Warrants or other Covered Shares held by or on behalf of such Sponsor Person (for the avoidance of doubt, each Sponsor Person acknowledges and agrees that Paragraph 6(a) prohibits all Transfers of its Covered Shares during the Interim Period, except as expressly contemplated by the Warrant Exchange). From and after the Closing, each Sponsor Person shall promptly notify New Pubco of any increase, decrease or other change in the number of Founder Shares or other Covered Shares held by or on behalf of such Sponsor Person, including as a result of a Transfer in compliance with this Sponsor Agreement. Promptly following each such notification, Purchaser or New Pubco (as applicable) shall update Schedule A to reflect the applicable changes as they relate to Founder Shares or Private Placement Warrants (in the case of an Interim Period change) or Founder Shares (in the case of a post-Closing change) and provide a copy of such updated Schedule A to each of the parties hereto, and such updated Schedule A shall control for all purposes of this Sponsor Agreement (unless and until it is later updated in accordance with this Paragraph 25). Any update to Schedule A in accordance with this Sponsor Agreement shall not be deemed an amendment to this Sponsor Agreement for purposes of Paragraph 12.

26.    Termination of Existing Registration Rights Agreement. Effective as of (but subject to the consummation of) the Closing, (a) that certain Registration Rights Agreement, dated as of April 3, 2019, by and among

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Purchaser, Sponsor and the other parties thereto is hereby terminated and of no force or effect, and (b) none of the parties thereto shall have any rights or obligations thereunder.

27.    Additional Agreements.

(a)    The Sponsor hereby represents and warrants to New Pubco, Purchaser and the Company that (i) on or prior to the date hereof, it has delivered to New Pubco, Purchaser and the Company a capitalization table showing all of the direct equity owners of the Sponsor (the “Sponsor Cap Table”), (ii) the Sponsor Cap Table is true, correct and complete in all respects as of the date hereof and (iii) as of the date hereof, no person who is contemplated to be a director, board observer or officer of New Pubco following the Closing holds a direct or indirect economic interest in the Sponsor.

(b)    Notwithstanding anything to the contrary herein, following the date hereof, the Sponsor shall provide written notice to New Pubco, Purchaser and the Company promptly following (i) any change in the Sponsor Cap Table or (ii) any director, board observer or officer of New Pubco (or, if in the pre-Closing period, any person who is contemplated to be a director, board observer or officer of New Pubco following the Closing) becoming a direct or indirect holder of an economic interest in the Sponsor.

(c)    Notwithstanding anything to the contrary herein (including Paragraphs 6(b) and 6(c)), if any director, board observer or officer of New Pubco holds an economic interest directly or indirectly in any Sponsor Person and/or any Permitted Transferee of any such Sponsor Person (such Sponsor Person and such Sponsor Person’s Permitted Transferee being the “Invested Party”), the Invested Party (and for the avoidance of doubt, no other Sponsor Person hereof other than the Invested Party) shall be subject to the New Pubco insider trading policies (including any “cooling off” period specified therein) applicable to its directors and officers.

28.    Further Assurances. Each of the parties hereto agrees to execute and deliver hereafter any further document, agreement or instrument of assignment, transfer or conveyance as may be necessary or desirable to effectuate the purposes hereof and as may be reasonably requested in writing by another party hereto.

[Signature pages follow]

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Sincerely,

REPLAY SPONSOR, LLC

By:	/s/ Edmond M. Safra
Name: Edmond M. Safra
Title: Manager

By:	/s/ Gregorio Werthein
Name: Gregorio Werthein
Title: Manager

EMS OPPORTUNITY LTD.

By:	/s/ Edmond M. Safra
Name: Edmond M. Safra
Title: Authorized Signatory

/s/ Russell Colaco
Russell Colaco

/s/ Daniel Marx
Daniel Marx

/s/ Mariano Bosch
Mariano Bosch

/s/ Edmond M. Safra
Edmond M. Safra

/s/ Gregorio Werthein
Gregorio Werthein

/s/ Brendan Driscoll
Brendan Driscoll

/s/ Gerardo Werthein
Gerardo Werthein

/s/ Leonardo Madcur
Leonardo Madcur

/s/ Ezra Cohen
Ezra Cohen

[Signature page to Sponsor Agreement]

Acknowledged and agreed:

REPLAY ACQUISITION CORP.

By:	/s/ Edmond Safra
Name: Edmond Safra
Title: Co-Chief Executive Officer

By:	/s/ Gregorio Werthein
Name: Gregorio Werthein
Title: Co-Chief Executive Officer

FINANCE OF AMERICA COMPANIES INC.

By:	/s/ Edmond M. Safra
Name: Edmond M. Safra
Title: President

FINANCE OF AMERICA EQUITY CAPITAL LLC

By:	/s/ Graham Fleming
Name: Graham Fleming
Title: President

[Signature page to Sponsor Agreement]

Schedule A

Ownership of Securities

Sponsor Persons	Founder Shares	Private Placement Warrants	Purchaser Shares Received in Warrant Exchange	Other Covered Shares
Replay Sponsor, LLC	7,097,500	7,750,000	775,000	0
EMS Opportunity Ltd. / Gregorio Werthein	0	0	0	2,500,000
Russell Colaco	25,000	0	0	0
Daniel Marx	25,000	0	0	0
Mariano Bosch	40,000	0	0	0
Edmond Safra	0	0	0	0
Brendan Driscoll	0	0	0	0
Gerardo Werthein	0	0	0	0
Leonardo Madcur	0	0	0	0
Ezra Cohen	0	0	0	0

Total	7,187,500	7,750,000	775,000	2,500,000

Exhibit B

STOCKHOLDERS AGREEMENT

DATED AS OF [●], 202[●]

AMONG

FINANCE OF AMERICA COMPANIES INC.

AND

THE OTHER PARTIES HERETO

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STOCKHOLDERS AGREEMENT

This Stockholders Agreement is entered into as of [●], 202[●] by and among Finance of America Companies Inc., a Delaware corporation (the “Company”) and each of the Principal Stockholders (as defined below) from time to time party hereto.

RECITALS:

WHEREAS, in connection with the Equity Transactions (as defined below) and effective upon the consummation thereof, the parties hereto wish to set forth certain understandings between such parties, including with respect to certain governance and other matters.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I.

INTRODUCTORY MATTERS

1.1 Defined Terms. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

“Affiliate” has the meaning set forth in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

“Agreement” means this Stockholders Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.

“Beneficially Own” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

“BL Investors Designee” has the meaning assigned to such term in Section 2.1(b).

“BL Investors Designator” means the BL Investors, or any group of BL Investors collectively, then holding a majority of the Class A Common Stock on a Fully Exchanged Basis held all BL Investors.

“BL Investors” means the entities listed on the signature pages hereto under the heading “BL Investors,” any Transferee that becomes party to this Agreement as a “BL Investor” in accordance with Section 5.5 hereof, and their respective Affiliates.

“Blackstone Investors Designee” has the meaning assigned to such term in Section 2.1(a).

“Blackstone Investors Designator” means the Blackstone Investors, or any group of Blackstone Investors collectively, then holding a majority of the Class A Common Stock on a Fully Exchanged Basis held all Blackstone Investors.

“Blackstone Investors” means the entities listed on the signature pages hereto under the heading “Blackstone Investors,” any Transferee that becomes party to this Agreement as a “Blackstone Investor” in accordance with Section 5.5 hereof, and their respective Affiliates.

“Board” means the board of directors of the Company.

“Business Day” means a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

“Class A Common Stock” means shares of class A common stock, par value $0.0001 per share, of the Company, and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation or similar transaction.

“Class B Common Stock” means shares of class B common stock, par value $0.0001 per share, of the Company, and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation or similar transaction.

“Closing Date” means the date of the closing of the Equity Transactions.

“Common Stock” means collectively, the shares of Class A Common Stock and Class B Common Stock.

“Company” has the meaning set forth in the Preamble.

“Confidential Information” means any information concerning the Company or its Subsidiaries that is furnished after the date of this Agreement by or on behalf of the Company or its designated representatives to a Principal Stockholder or its designated representatives, together with any notes, analyses, reports, models, compilations, studies, documents, records or extracts thereof containing, based upon or derived from such information, in whole or in part; provided, however, that Confidential Information does not include information:

(i) that is or has become publicly available other than as a result of a disclosure by a Principal Stockholder or its designated representatives in violation of this Agreement;

(ii) that was already known to a Principal Stockholder or its designated representatives or was in the possession of a Principal Stockholder or its designated representatives prior to its being furnished by or on behalf of the Company or its designated representatives;

(iii) that is received by a Principal Stockholder or its designated representatives from a source other than the Company or its designated representatives, provided, that the source of such information was not actually known by such Principal Stockholder or designated representative to be bound by a confidentiality agreement with, or other contractual obligation of confidentiality to, the Company;

(iv) that was independently developed or acquired by a Principal Stockholder or its designated representatives or on its or their behalf without the violation of the terms of this Agreement; or

(v) that a Principal Stockholder or its designated representatives is required, in the good faith determination of such Principal Stockholder or designated representative, to disclose by applicable law, regulation or legal process, provided, that such Principal Stockholder or designated representative takes reasonable steps to minimize the extent of any such required disclosure, provided, further, that no such steps to minimize disclosure shall be required where disclosure is made (i) in response to a request by a regulatory or self-regulatory authority or (ii) in connection with an audit or examination by a bank examiner or auditor and such audit or examination does not specifically reference the Company or this Agreement.

“Control” (including its correlative meanings, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

“Covered Shares” means with respect to any Principal Stockholder, all Equity Securities of which such Principal Stockholder acquires record or beneficial ownership, including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities.

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“Director” means any director of the Company from time to time.

“Equity Securities” means any and all shares of Common Stock of the Company, and any and all securities of the Company or FOA OpCo convertible into, or exchangeable or exercisable for (whether or not subject to contingencies or the passage of time, or both), such shares, and options, warrants or other rights to acquire shares of Common Stock of the Company, including without limitation any and all LLC Units.

“Equity Transactions” means the transactions contemplated by the Transaction Agreement, dated October 12, 2020, among Replay Acquisition Corp., Finance of America Companies Inc., Finance of America Equity Capital LLC and the other parties thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Excluded Shares” means any Equity Securities of which any Principal Stockholder acquires record or beneficial ownership through a purchase on the open market or pursuant to a PIPE Agreement and including any additional shares acquired in respect of such shares whether as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of such shares.

“FOA OpCo” means Finance of America Equity Capital LLC, a Delaware limited liability company.

“Fully Exchanged Basis” means on a basis that assumes all outstanding LLC Units other than those held by the Company or its wholly owned subsidiaries were exchanged for newly issued shares of Class A Common Stock.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Information” has the meaning set forth in Section 3.1 hereof.

“Law” means any statute, law, regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

“LLC Units” means the units of limited liability company interest in FOA OpCo.

“Lock-Up Period” has the meaning set forth in Section 4.3 hereof.

“NewCo” has the meaning set forth in Section 4.2 hereof.

“Non-Recourse Party” has the meaning set forth in Section 5.16 hereof.

“Permitted Transferee” has the meaning set forth in Section 4.3 hereof.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or other form of business organization, whether or not regarded as a legal entity under applicable Law, or any Governmental Authority or any department, agency or political subdivision thereof.

“PIPE Agreement” means respect to each Principal Stockholder, that subscription agreement dated on or about October 12, 2020 among such Principal Stockholder, as Subscriber, the Company and the other parties thereto.

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“Plan Asset Regulation” has the meaning set forth in Section 3.3(a) hereof.

“Principal Stockholders” means (i) the Blackstone Investors and (ii) the BL Investors.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated [●], 202[●], among the Company and the other parties thereto.

“Stockholder Designator” has the meaning assigned to such term in Section 2.1(c).

“Stockholder Designee” means any Blackstone Investors Designee or BL Investors Designee.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, representatives or trustees thereof is at the time owned or Controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or any combination thereof; or (ii) if a limited liability company, partnership, association or other business entity, a majority of the total voting power of stock (or equivalent ownership interest) of the limited liability company, partnership, association or other business entity is at the time owned or Controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or any combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall (a) be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or (b) Control the managing member, managing director or other governing body or general partner of such limited liability company, partnership, association or other business entity.

“Total Number of Directors” means the total number of directors comprising the Board from time to time.

“Transfer” (including its correlative meanings, “Transferor,” “Transferee” and “Transferred”) shall mean, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such security. When used as a noun, “Transfer” shall have such correlative meaning as the context may require.

“VCOC Investor” has the meaning set forth in Section 3.3(a) hereof.

“Voting Power” means, at any time, the voting power of all shares of outstanding capital stock entitled to vote generally in the election of directors of the Company as of the record date for such meeting.

1.2 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (a) “or” is disjunctive but not exclusive, (b) words in the singular include the plural, and in the plural include the singular, and (c) the words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to sections of this Agreement unless otherwise specified.

ARTICLE II.

CORPORATE GOVERNANCE MATTERS

2.1 Election of Directors.

(a) Following the Closing Date, the Blackstone Designator shall have the right, but not the obligation, to designate, and the individuals nominated for election as Directors by or at the direction of the Board or a duly-

4

authorized committee thereof shall include, a number of individuals such that, upon the election of each such individual, and each other individual nominated by or at the direction of the Board or a duly authorized committee of the Board, as a Director and taking into account any Director continuing to serve without the need for re-election, the number of Blackstone Designees (as defined below) serving as Directors of the Company will be equal to: (i) if the Blackstone Investors collectively hold at least 40% of the aggregate outstanding Class A Common Stock on a Fully Exchanged Basis, the lowest whole number that is greater than 40% of the Total Number of Directors; (ii) if the Blackstone Investors collectively hold at least 30% (but less than 40%) of the aggregate outstanding Class A Common Stock on a Fully Exchanged Basis, the lowest whole number that is greater than 30% of the Total Number of Directors; (iii) if the Blackstone Investors collectively hold at least 20% (but less than 30%) of the aggregate outstanding Class A Common Stock on a Fully Exchanged Basis, the lowest whole number that is greater than 20% of the Total Number of Directors; and (iv) if the Blackstone Investors collectively hold at least 5% (but less than 20%) of the aggregate outstanding Class A Common Stock on a Fully Exchanged Basis, the lowest whole number (such number always being equal to or greater than one) that is greater than 10% of the Total Number of Directors (in each case, each such person a “Blackstone Designee”).

(b) Following the Closing Date, the BL Designator shall have the right, but not the obligation, to designate, and the individuals nominated for election as Directors by or at the direction of the Board or a duly-authorized committee thereof shall include, a number of individuals such that, upon the election of each such individual, and each other individual nominated by or at the direction of the Board or a duly authorized committee of the Board, as a Director and taking into account any Director continuing to serve without the need for re-election, the number of BL Designees (as defined below) serving as Directors of the Company will be equal to: (i) if the BL Investors collectively hold at least 40% of the aggregate outstanding Class A Common Stock on a Fully Exchanged Basis, the lowest whole number that is greater than 40% of the Total Number of Directors; (ii) if the BL Investors collectively hold at least 30% (but less than 40%) of the aggregate outstanding Class A Common Stock on a Fully Exchanged Basis, the lowest whole number that is greater than 30% of the Total Number of Directors; (iii) if the BL Investors collectively hold at least 20% (but less than 30%) of the aggregate outstanding Class A Common Stock on a Fully Exchanged Basis, the lowest whole number that is greater than 20% of the Total Number of Directors; and (iv) if the BL Investors collectively hold at least 5% (but less than 20%) of the aggregate outstanding Class A Common Stock on a Fully Exchanged Basis, the lowest whole number (such number always being equal to or greater than one) that is greater than 10% of the Total Number of Directors (in each case, each such person a “BL Designee”).

(c) If at any time the Blackstone Designator or the BL Designator (each, a “Stockholder Designator”) has designated fewer than the total number of individuals that it is then entitled to designate pursuant to Section 2.1(a) or Section 2.1(b) hereof, the Blackstone Designator or the BL Designator, as applicable, shall have the right, at any time and from time to time, to designate such additional individuals which it is entitled to so designate, in which case, any individuals nominated by or at the direction of the Board or any duly-authorized committee thereof for election as Directors to fill any vacancy on the Board shall include such designees, and the Company shall use its best efforts to (i) effect the election of such additional designees, whether by increasing the size of the Board or otherwise, and (ii) cause the election of such additional designees to fill any such newly-created vacancies or to fill any other existing vacancies.

(d) Directors are subject to removal pursuant to the applicable provisions of the Amended and Restated Certificate of Incorporation of the Company; provided, however, for as long as this Agreement remains in effect, the Blackstone Designees may only be removed with the consent of the Blackstone Designator and the BL Designees may only be removed with the consent of the BL Designator, in each case delivered in accordance with Section 5.13 hereof.

(e) In the event that a vacancy is created at any time by death, disability, retirement, removal (with or without cause), disqualification, resignation or otherwise with respect to the Blackstone Designees or the BL Designees, any individual nominated by or at the direction of the Board or any duly-authorized committee thereof to fill such vacancy shall be, and the Company shall use its best efforts to cause such vacancy to be filled, as soon as possible, by a new designee of the Blackstone Designator or the BL Designator, as applicable.

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(f) The Company shall, to the fullest extent permitted by law, include in the slate of nominees recommended by the Board at any meeting of stockholders called for the purpose of electing directors (or consent in lieu of meeting), the persons designated pursuant to this Section 2.1 and use its best efforts to cause the election of each such designee to the Board, including nominating each such individual to be elected as a Director as provided herein, recommending such individual’s election and soliciting proxies or consents in favor thereof. In the event that any Stockholder Designee shall fail to be elected to the Board at any meeting of stockholders called for the purpose of electing directors (or consent in lieu of meeting), the Company shall use its best efforts to cause such Stockholder Designee (or a new designee of the applicable Stockholder Designator) to be elected to the Board, as soon as possible, and the Company shall take or cause to be taken, to the fullest extent permitted by law, at any time and from time to time, all actions necessary to accomplish the same, including, without limitation, actions to effect an increase in the Total Number of Directors.

(g) Each Principal Stockholder hereby agrees to vote in favor of and to consent to the Stockholder Designees in connection with each vote taken or written consent executed in connection with the election of Directors to the Board, and each Principal Stockholder agrees not to seek to remove or replace the Stockholder Designees.

(h) In addition to any vote or consent of the Board or the stockholders of the Company required by applicable Law or the certificate of incorporation or bylaws of the Company, and notwithstanding anything to the contrary in this Agreement, for so long as this Agreement is in effect, any action by the Board to increase or decrease the Total Number of Directors (other than any increase in the Total Number of Directors in connection with the election of one or more Directors elected exclusively by the holders of one or more classes or series of the Company’s shares other than Common Stock) shall require the prior written consent of the Blackstone Designator and the BL Designator, delivered in accordance with Section 5.13 hereof.

2.2 Compensation. Except to the extent the Blackstone Designator or the BL Designator may otherwise notify the Company with respect to the Blackstone Designees or the BL Designees, respectively, any Stockholder Designees shall be entitled to compensation consistent with the Director compensation received by other Directors, including any fees and equity awards, provided, that (x) to the extent any Director compensation is payable in the form of equity awards, at the election of a Stockholder Designee, in lieu of any equity award, such compensation shall be paid in an amount of cash equal to the value of the equity award as of the date of the award, with any such cash subject to the same vesting terms, if any, as the equity awarded to other Directors and (y) at the election of a Stockholder Designee, any Director compensation (whether cash, equity awards and/or cash in lieu of equity as may be designated by the electing Stockholder Designee) shall be paid to a Principal Stockholder or an Affiliate thereof specified by such Stockholder Designee rather than to such Stockholder Designee. If the Company adopts a policy that Directors own a minimum amount of equity in the Company, Stockholder Designees shall not be subject to such policy.

2.3 Other Rights of Stockholder Designees. Except as provided in Section 2.2, each Stockholder Designee serving on the Board shall be entitled to the same rights and privileges applicable to all other members of the Board generally or to which all such members of the Board are entitled. In furtherance of the foregoing, the Company shall indemnify, exculpate, and reimburse fees and expenses of the Stockholder Designees (including by entering into an indemnification agreement in a form substantially similar to the Company’s form director indemnification agreement) and provide the Stockholder Designees with director and officer insurance to the same extent it indemnifies, exculpates, reimburses and provides insurance for the other members of the Board pursuant to the certificate of incorporation or bylaws of the Company, applicable law or otherwise.

2.4 Director Independence. Notwithstanding anything to the contrary herein, the parties hereto shall ensure that the composition of the Board will continue to meet all requirements for a company listed on the New York Stock Exchange (or such other stock exchange on which the Class A Common Stock may be listed), including with respect to director independence.

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ARTICLE III.

INFORMATION; VCOC

3.1 Books and Records; Access. The Company shall, and shall cause its Subsidiaries to, keep proper books, records and accounts, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each of its Subsidiaries in accordance with generally accepted accounting principles. The Company shall, and shall cause its Subsidiaries to, (a) permit the Principal Stockholders and their respective designated representatives (or other designees), at reasonable times and upon reasonable prior notice to the Company, to review the books and records of the Company or any of such Subsidiaries and to discuss the affairs, finances and condition of the Company or any of such Subsidiaries with the officers of the Company or any such Subsidiary and (b) provide the Principal Stockholders all information of a type, at such times and in such manner as is consistent with the Company’s past practice or that is otherwise reasonably requested by such Principal Stockholders from time to time (all such information so furnished pursuant to this Section 3.1, the “Information”). Subject to Section 3.4, any Principal Stockholder (and any party receiving Information from a Principal Stockholder) who shall receive Information shall maintain the confidentiality of such Information. Notwithstanding the foregoing, that the Company shall not be required to disclose any privileged Information of the Company so long as the Company has used commercially reasonable efforts to enter into an arrangement pursuant to which it may provide such information to the Principal Stockholders without the loss of any such privilege.

3.2 Certain Reports. The Company shall deliver or cause to be delivered to the Principal Stockholders, at their request:

(a) to the extent otherwise prepared by the Company, operating and capital expenditure budgets and periodic information packages relating to the operations and cash flows of the Company and its Subsidiaries; and

(b) to the extent otherwise prepared by the Company, such other reports and information as may be reasonably requested by the Principal Stockholders; provided, however, that the Company shall not be required to disclose any privileged information of the Company so long as the Company has used commercially reasonable efforts to enter into an arrangement pursuant to which it may provide such information to the Principal Stockholders without the loss of any such privilege.

3.3 VCOC.

(a) With respect to each Principal Stockholder or Affiliate thereof that is intended to qualify its direct or indirect investment in the Company as a “venture capital investment” as defined in the Department of Labor regulations codified at 29 CFR Section 2510.3-101 (the “Plan Asset Regulation”) (each, a “VCOC Investor”), for so long as the VCOC Investor, directly or through one or more subsidiaries, continues to hold any Common Stock (or other securities of the Company into which such Common Stock may be converted or for which such Common Stock may be exchanged), without limitation or prejudice of any of the rights provided to the Principal Stockholders hereunder, the Company shall, with respect to each such VCOC Investor:

(i) provide each VCOC Investor or its designated representative with:

(A) upon reasonable notice and at mutually convenient times, the right to visit and inspect any of the offices and properties of the Company and its Subsidiaries and inspect and copy the books and records of the Company and its Subsidiaries;

(B) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its Subsidiaries as of the end of such period, and consolidated statements of income and cash flows of the Company and its Subsidiaries for the period then ended prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, and subject to the absence of footnotes and to year-end adjustments;

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(C) as soon as available and in any event within 120 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such year, and consolidated statements of income and cash flows of the Company and its Subsidiaries for the year then ended prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise noted therein, together with an auditor’s report thereon of a firm of established national reputation;

(D) to the extent the Company is required by law or pursuant to the terms of any outstanding indebtedness of the Company to prepare such reports, any annual reports, quarterly reports and other periodic reports pursuant to Section 13 or 15(d) of the Exchange Act, actually prepared by the Company as soon as available; and

(E) upon written request by the VCOC Investor, copies of all materials provided to the Board, subject to appropriate protections with respect to confidentiality and preservation of attorney-client privilege; provided, that, in each case, if the Company makes the information described in clauses (B), (C) and (D) of this Section 3.3(a)(i) available through public filings on the EDGAR System or any successor or replacement system of the U.S. Securities and Exchange Commission, the requirement to deliver such information shall be deemed satisfied;

(ii) make appropriate officers and/or Directors of the Company available, and cause the officers and directors of its Subsidiaries to be made available, periodically and at such times as reasonably requested by each VCOC Investor, upon reasonable notice and at mutually convenient times, for consultation with such VCOC Investor or its designated representative with respect to matters relating to the business and affairs of the Company and its Subsidiaries;

(iii) to the extent that the VCOC Investor requests to receive such information and rights, and to the extent consistent with applicable Law or listing standards (and with respect to events which require public disclosure, only following the Company’s public disclosure thereof through applicable securities law filings or otherwise), inform each VCOC Investor or its designated representative in advance with respect to any significant corporate actions, and to provide (or cause to be provided) each VCOC Investor or its designated representative with the right to consult with the Company and its Subsidiaries with respect to such actions should the VCOC Investor elect to do so; provided, however, that this right to consult must be exercised within five days after the Company informs the VCOC Investor of the proposed corporate action; provided, further, that the Company shall be under no obligation to provide the VCOC Investor with any material non-public information with respect to such corporate action; and

(iv) provide each VCOC Investor or its designated representative with such other rights of consultation which the VCOC Investor’s counsel may determine in writing to be reasonably necessary under applicable legal authorities promulgated after the date hereof to qualify its investment in the Company as a “venture capital investment” for purposes of the Plan Asset Regulation; provided that the parties agree that any such rights of consultation shall be of a nature consistent with those granted above and nothing in this Agreement shall be deemed to require the Company to grant to the VCOC Investor any additional rights with respect to the governance or management of the Company.

(b) The Company agrees to consider, in good faith, the recommendations of each VCOC Investor or its designated representative in connection with the matters on which it is consulted as described above in this Section 3.3, recognizing that the ultimate discretion with respect to all such matters shall be retained by the Company.

(c) In the event a VCOC Investor or any of its Affiliates Transfers all or any portion of their investment in the Company to an Affiliated entity that is intended to qualify its investment in the Company as a “venture capital investment” (as defined in the Plan Asset Regulation), such Transferee shall be afforded the same rights

8

with respect to the Company afforded to the VCOC Investor hereunder and shall be treated, for such purposes, as a third party beneficiary hereunder.

(d) In the event that the Company ceases to qualify as an “operating company” (as defined in the first sentence of 2510.3-101(c)(1) of the Plan Asset Regulation), or the investment in the Company by a VCOC Investor does not qualify as a “venture capital investment” as defined in the Plan Asset Regulation, then the Company and each Principal Stockholder will cooperate in good faith and take all reasonable actions necessary, subject to applicable Law, to preserve the VCOC status of each VCOC Investor or the qualification of the investment as a “venture capital investment,” it being understood that such reasonable actions shall not require a VCOC Investor to purchase or sell any investments.

(e) For so long as the VCOC Investor, directly or through one or more subsidiaries, continues to hold any Common Stock (or other securities of the Company into which such Common Stock may be converted or for which such Common Stock may be exchanged) and upon the written request of such VCOC Investor, without limitation or prejudice of any of the rights provided to the Principal Stockholders hereunder, the Company shall, with respect to each such VCOC Investor, furnish and deliver a letter covering the matters set forth in Sections 3.3(a), 3.3(b), 3.3(c) and 3.3(d) hereof in a form and substance satisfactory to such VCOC Investor.

(f) In the event a VCOC Investor is an Affiliate of a Principal Stockholder, as described in Section 3.3(a) above, such affiliated entity shall be afforded the same rights with respect to the Company and afforded to the Principal Stockholder under this Section 3.3 and shall be treated, for such purposes, as a third party beneficiary hereunder.

3.4 Confidentiality. Each Principal Stockholder agrees that it will, and will direct its designated representatives to, keep confidential and not disclose any Confidential Information; provided, however, that such Principal Stockholder and its designated representatives may disclose Confidential Information to the other Principal Stockholders, to the Stockholder Designees and to (a) its Affiliates and its Affiliates’ attorneys, accountants, consultants, insurers, financing sources and other advisors in connection with such Principal Stockholder’s investment in the Company, (b) any Person, including a prospective purchaser of Common Stock or LLC Units, as long as such Person has agreed, in writing, to maintain the confidentiality of such Confidential Information, (c) any of such Principal Stockholder’s or its respective Affiliates’ partners, members, stockholders, directors, officers, employees or agents in the ordinary course of business (the Persons referenced in clauses (a), (b) and (c), a Principal Stockholder’s “designated representatives”) or (d) as the Company may otherwise consent in writing; provided, further, however, that each Principal Stockholder agrees to be responsible for any breaches of this Section 3.4 by such Principal Stockholder’s designated representatives.

3.5 Information Sharing. Each party hereto acknowledges and agrees that Stockholder Designees may share any information concerning the Company and its Subsidiaries received by them from or on behalf of the Company or its designated representatives with each Principal Stockholder and its designated representatives (subject to such Principal Stockholder’s obligation to maintain the confidentiality of Confidential Information in accordance with Section 3.4).

ARTICLE IV.

ADDITIONAL COVENANTS

4.1 Pledges or Transfers. Upon the request of any Principal Stockholder that wishes to (x) pledge, hypothecate or grant security interests in any or all of the shares of Common Stock or LLC Units held by it including to banks or financial institutions as collateral or security for loans, advances or extensions of credit or (y) transfer any or all of the shares of Common Stock or LLC Units held by it, including to a third party investor, the Company agrees to cooperate with such Principal Stockholder in taking any action reasonably necessary to consummate any such pledge, hypothecation, grant or transfer, including without limitation, delivery of letter

9

agreements to lenders in form and substance reasonably satisfactory to such lenders (which may include agreements by the Company in respect of the exercise of remedies by such lenders), instructing the transfer agent to transfer any such shares of Common Stock subject to the pledge, hypothecation or grant into the facilities of The Depository Trust Company without restricted legends and cooperating in diligence or other matters as may reasonably requested by any Principal Stockholder in connection with a proposed transfer. In connection with any such transfer to a third party investor (other than a Public Offering as defined in the Registration Rights Agreement), the initiating Principal Stockholder shall use its reasonable best efforts to ensure that each other Principal Stockholder has a reasonable opportunity to participate in such transfer on a pro rata basis on the same terms and conditions as agreed to by the initiating Principal Stockholder.

4.2 Spin-Offs or Split-Offs. In the event that the Company effects the separation of any portion of its business into one or more entities (each, a “NewCo”), whether existing or newly formed, including without limitation by way of spin-off, split-off, carve-out, demerger, recapitalization, reorganization or similar transaction, and any Principal Stockholder will receive equity interests in any such NewCo as part of such separation, the Company shall cause any such NewCo to enter into a Stockholders agreement with the Principal Stockholders that provides the Principal Stockholders with rights vis-á -vis such NewCo that are substantially identical to those set forth in this Agreement.

4.3 Principal Stockholder Lock-Up. During the 180 day period immediately following the Closing Date (the “Lock-Up Period”), each Principal Stockholder shall not, and shall cause any other holder of record of any of such Principal Stockholder’s Covered Shares (other than Excluded Shares) not to, Transfer any of such Principal Stockholder’s Covered Shares (other than Excluded Shares). Notwithstanding the immediately preceding sentence, post-Closing Transfers of Covered Shares (other than Excluded Shares) that are held by any Principal Stockholder or any of its Permitted Transferees (as defined below) that have entered into a written agreement contemplated by the proviso in this Section 4.3 are permitted (i) to any investment fund or other entity controlled or managed by such Principal Stockholder, to such Principal Stockholder’s officers or directors, any Affiliates or family members of any of such Principal Stockholder’s officers or directors, any limited partners, members or stockholders of such Principal Stockholder or any Affiliates of the Principal Stockholders; (ii) in the case of an individual, by gift to a member of the individual’s immediate family, or to a trust, the beneficiary of which is a member of the individual’s immediate family or an Affiliate of such person, or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) by virtue of the laws of the jurisdiction of incorporation or formation of such Principal Stockholder or the organizational documents of such Principal Stockholder, as amended from time to time, upon dissolution of such Principal Stockholder; or (vi) in the event of the Company’s completion of a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction which results in the holders of all of the shares of Class A Common Stock and/or LLC Units having the right to exchange their shares for cash, securities or other property subsequent to the completion of the Equity Transactions (including the entry into an agreement in connection with such liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction); provided, however, that each transferee contemplated by clauses (i) through (v) (each, a “Permitted Transferee”) must enter into a written agreement with the Company agreeing to be bound by the restrictions in this Section 4.3. For the avoidance of doubt, the Excluded Shares purchased (1) pursuant to a PIPE Agreement or (2) on the open market shall not be subject to the provisions of this Section 4.3. Any Transfer in violation of the provisions of this Section 4.3 shall be null and void ab initio and of no force or effect.

ARTICLE V.

GENERAL PROVISIONS

5.1 Termination. Subject to the early termination of any provision as a result of an amendment to this Agreement agreed to by the Board and the Principal Stockholders, as provided under Section 5.3, and except for Section 3.3 hereof, this Agreement, excluding Article V hereof, shall terminate with respect to each Principal

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Stockholder at such time as such Principal Stockholder and its Affiliates collectively hold less than 5% of the aggregate outstanding Class A Common Stock on a Fully Exchanged Basis or such earlier time as such Principal Stockholder shall deliver a written notice to the Company requesting that this Agreement terminate with respect to such Principal Stockholder in accordance with Section 5.3(d). The VCOC Investors shall advise the Company when they collectively first cease to hold any Common Stock (or other securities of the Company into which such Common Stock may be converted or for which such Common Stock may be exchanged), whereupon Section 3.3 hereof shall terminate.

5.2 Notices. Any notice, designation, request, request for consent or consent provided for in this Agreement shall be in writing and shall be either personally delivered, sent by facsimile or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the Company’s records, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices and other such documents will be deemed to have been given or made hereunder when delivered personally or sent by facsimile (receipt confirmed) and one (1) Business Day after deposit with a reputable overnight courier service.

The Company’s address is:

Finance of America Companies Inc.

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

Attention: Anthony W. Villani, Chief Legal Officer

Email: tony.villani@financeofamerica.com

Each Principal Stockholder’s address is:

The Blackstone Group Inc.

345 Park Avenue

New York, New York 10154

Attention: Menes Chee

Email: Menes.Chee@blackstone.com

BL Investor

c/o Libman Family Holdings, LLC

1065 Weed Street

New Canaan, Ct 06840

Attention: Brian Libman

Email: blibman@tmogroupmail.com

5.3 Amendment; Waiver. (a) The terms and provisions of this Agreement may be modified or amended only with the written approval of the Company and Principal Stockholders holding a majority of the aggregate outstanding Class A Common Stock on a Fully Exchanged Basis then held by the Principal Stockholders in the aggregate; provided, however, that any modification or amendment (i) to Section 2.1 or this Section 5.3 shall also require the approval of the Blackstone Designator and the BL Designator and (ii) that would adversely affect the rights of a Principal Stockholder shall also require the approval of such Principal Stockholder.

(b) Except as expressly set forth in this Agreement, neither the failure nor delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

(c) No party shall be deemed to have waived any claim arising out of this Agreement, or any right, remedy, power or privilege under this Agreement, unless the waiver of such claim, right, remedy, power or privilege is

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expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in in the specific instance in which it is given.

(d) Each Principal Stockholder, in such Principal Stockholder’s sole discretion, may withdraw from this Agreement at any time by written notice to the Company. Thereafter, such Principal Stockholder shall cease to be a party to this Agreement, shall have no further rights or obligations hereunder and none of the terms or provisions hereof shall have any continuing force and effect with respect to such Principal Stockholder; provided, that until the expiration of the Lock-Up Period the transfer restrictions set forth in Section 4.3 shall survive any such withdrawal and shall continue to apply to the Covered Shares of such withdrawing Principal Stockholder as if it were a party hereto.

(e) Any party hereto may unilaterally waive any of its rights hereunder in a signed writing delivered to the Company.

5.4 Further Assurances. The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things necessary, proper or advisable in order to give full effect to this Agreement and every provision hereof. To the fullest extent permitted by law, the Company shall not directly or indirectly take any action that is intended to, or would reasonably be expected to result in, any Principal Stockholder being deprived of the rights contemplated by this Agreement.

5.5 Assignment. Each Principal Stockholder may, without the consent of the Company or any other Person, assign its rights and obligations under this Agreement, in whole or in part, to any Transferee of Common Stock and/or LLC Units so long as such Transferee, if not already a party to this Agreement, executes and delivers to the Company a joinder to this Agreement evidencing its agreement to become a party to and to be bound by certain or all, as applicable, of the provisions of this Agreement as a “Blackstone Investor” or “BL Investor,” as applicable, hereunder, whereupon such Transferee shall be deemed a “Blackstone Investor” or “BL Investor,” as applicable, hereunder. This Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns.

5.6 Third Parties. Except as provided for in Article III with respect to any VCOC Investor that is an Affiliate of a Principal Stockholder, this Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto.

5.7 Governing Law. THIS AGREEMENT AND ITS ENFORCEMENT AND ANY CONTROVERSY ARISING OUT OF OR RELATING TO THE MAKING OR PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5.8 Jurisdiction; Waiver of Jury Trial. Each party hereto hereby (i) agrees that any action, directly or indirectly, arising out of, under or relating to this Agreement shall exclusively be brought in and shall exclusively be heard and determined by either the Supreme Court of the State of New York sitting in Manhattan or the United States District Court for the Southern District of New York, and (ii) solely in connection with the action(s) contemplated by subsection (i) hereof, (A) irrevocably and unconditionally consents and submits to the exclusive jurisdiction of the courts identified in subsection (i) hereof, (B) irrevocably and unconditionally waives any objection to the laying of venue in any of the courts identified in clause (i) of this Section 5.8, (C) irrevocably and unconditionally waives and agrees not to plead or claim that any of the courts identified in such clause (i) is an inconvenient forum or does not have personal jurisdiction over any party hereto, and (D) agrees that mailing of process or other papers in connection with any such action in the manner provided herein or in such other manner as may be permitted by applicable law shall be valid and sufficient service thereof. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM

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OR ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE SERVICES CONTEMPLATED HEREBY.

5.9 Specific Performance. Each party hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the other parties hereto would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and agrees that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to specific performance of this Agreement without the posting of a bond.

5.10 Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or understandings with respect to the subject matter hereof or thereof. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

5.11 Severability. If any provision of this Agreement, or the application of such provision to any Person or circumstance or in any jurisdiction, shall be held to be invalid or unenforceable to any extent, (i) the remainder of this Agreement shall not be affected thereby, and each other provision hereof shall be valid and enforceable to the fullest extent permitted by law, (ii) as to such Person or circumstance or in such jurisdiction such provision shall be reformed to be valid and enforceable to the fullest extent permitted by law, and (iii) the application of such provision to other Persons or circumstances or in other jurisdictions shall not be affected thereby.

5.12 Table of Contents, Headings and Captions. The table of contents, headings, subheadings and captions contained in this Agreement are included for convenience of reference only, and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

5.13 Grant of Consent. Any vote, consent or approval of, or designation by, or other action of, a Stockholder Designator hereunder shall be effective if notice of such vote, consent, approval, designation or action is provided in accordance with Section 5.2 hereof by such Stockholder Designator as of the latest date any such notice is so provided to the Company.

5.14 Counterparts. This Agreement and any amendment hereto may be signed in any number of separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one Agreement (or amendment, as applicable).

5.15 Effectiveness. This Agreement shall become effective upon the Closing Date.

5.16 No Recourse. This Agreement may only be enforced against, and any claims or cause of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, the transactions contemplated hereby or the subject matter hereof may only be made against the parties hereto and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any party hereto or any past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby. Without limiting the rights of any party against the other parties hereto, in no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

COMPANY:
FINANCE OF AMERICA COMPANIES INC.

By:
Name:
Title:

[Signature Page to Finance of America Companies Inc. Stockholders Agreement]

BLACKSTONE INVESTORS:

[●]

By:
Name:
Title:

[Signature Page to Finance of America Companies Inc. Stockholders Agreement]

BL INVESTORS:

[●]

By:
Name:
Title:

[Signature Page to Finance of America Companies Inc. Stockholders Agreement]

Exhibit C

REGISTRATION RIGHTS AGREEMENT

by and among

FINANCE OF AMERICA COMPANIES INC.

and

THE OTHER PARTIES HERETO

Dated as of [●], 202[●]

i

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (as amended from time to time, the “Agreement”) is dated as of [●], 202[●] and is by and among Finance of America Companies Inc., a Delaware corporation (the “Registrant”), the Blackstone Investors (as defined below), the BL Investors (as defined below) and each other Holder (as defined below) from time to time party hereto.

BACKGROUND

WHEREAS, the Registrant desires to grant registration rights to the Blackstone Investors and the BL Investors on the terms and conditions set out in this Agreement.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1    Certain Definitions.

“Affiliate” has the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

“Agreement” has the meaning set forth in the preamble.

“BL Entities” means the entities comprising the BL Investors, their respective Affiliates and the successors and permitted assigns of the entities and their respective Affiliates.

“BL Investors” means the entities listed on the signature pages hereto under the heading “BL Investors.”

“Blackstone Investors” means the entities listed on the signature pages hereto under the heading “Blackstone Investors.”

“Blackstone Entities” means the entities comprising the Blackstone Investors, their respective Affiliates and the successors and permitted assigns of the entities and their respective Affiliates.

“Block Sale” means any non-marketed underwritten takedown offering taking the form of a bought deal or block sale to a financial institution.

“Board” means the board of directors of the Registrant.

“Business Day” means any day other than a Saturday, a Sunday or a day that is a statutory holiday under the laws of the United States or the State of New York.

“Common Stock” means the Registrant’s Class A common stock, par value $0.0001 per share.

“Control” (including its correlative meanings, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.

“Demand Party” shall have the meaning set forth in Section 2.4.

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“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“FOA OpCo” means Finance of America Equity Capital LLC, a Delaware limited liability company.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Holder” means (a) each Principal Stockholder, (b) each Other Holder and (c) Transferees of Shares with the rights set forth in Section 4.2(b).

“Indemnified Party” and Indemnified Parties” have the meanings set forth in Section 3.1.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Joinder Agreement” means an executed joinder to this Agreement from such Person substantially in the form of Exhibit A attached hereto.

“Law” means any statute, law, regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority.

“LLC Agreement” means FOA OpCo’s Amended and Restated Limited Liability Company Agreement, dated as of [●], 202[●], as amended from time to time.

“LLC Unit” means (i) each Class A Unit (as such term is defined in the LLC Agreement) issued as of the date hereof and (ii) each Class A Unit or other interest in FOA OpCo that may be issued by FOA OpCo in the future that is designated by the Registrant as a “LLC Unit.”

“Marketed Underwritten Shelf Offering” has the meaning set forth in Section 2.4.

“NewCo” has the meaning set forth in Section 4.2(c).

“Other Holder” means (a) each Holder, if any, other than a Principal Stockholder, and (b) any Transferee to whom the rights and obligations of an “Other Holder” under this Agreement are assigned pursuant to Section 4.2 and who executes a Joinder Agreement as an “Other Holder” and in each case, is a holder of Registrable Securities or securities exercisable, exchangeable or convertible into Registrable Securities.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a cooperative, an unincorporated organization, or other form of business organization, whether or not regarded as a legal entity under applicable Law, or any Governmental Authority or any department, agency or political subdivision thereof.

“PIPE Subscription Agreements” means those certain subscription agreements, each dated October 12, 2020, entered into by and among the Registrant, Replay Acquisition Corp., BTO Urban Holdings LLC, Libman Family Holdings LLC, Finance of America Equity Capital LLC and the Persons identified therein as “Subscribers.”

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“Principal Stockholder” means (a) any Blackstone Entity, (b) any BL Entity and (c) any Transferee to whom the rights and obligations of a “Principal Stockholder” under this Agreement are assigned pursuant to Section 4.2 and who executes a Joinder Agreement as a “Principal Stockholder” and in each case, is a holder of Registrable Securities or securities exercisable, exchangeable or convertible into Registrable Securities.

“Public Offering” shall mean a public offering and sale of Common Stock of the Registrant for cash, other than by the Registrant, pursuant to an effective registration statement under the Securities Act.

“Registrable Securities” means all Shares, provided that such Shares will cease to be Registrable Securities when:

(a)    a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such registration statement;

(b)    such Registrable Securities shall have been sold pursuant to Rule 144 or 145 (or any similar provision then in effect) under the Securities Act; or

(c)    such Registrable Securities cease to be outstanding.

“Registration Expenses” means any and all expenses incurred in connection with the performance of or compliance with this Agreement, including:

(a)    all SEC, stock exchange, or FINRA registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA, and of its counsel);

(b)    all fees and expenses of complying with securities or blue sky Laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

(c)    all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses);

(d)    all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or FINRA and all rating agency fees;

(e)    the fees and disbursements of counsel for the Registrant and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance;

(f)    any fees and disbursements of underwriters customarily paid by the issuers or sellers of Securities, including liability insurance if the Registrant so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any;

(g)    any fees and disbursements of counsel (including the fees and disbursements of one separate outside counsel (and local and special counsel, to the extent necessary) for each Principal Stockholder) incurred in connection with any registration statement or registered offering covering Registrable Securities held by the Holders;

(h)    all fees and expenses of one accountant selected by the Holders of a majority of the Registrable Securities being registered;

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(i)    the costs and expenses of the Registrant relating to analyst and investor presentations or any “road show” undertaken in connection with the registration and/or marketing of the Registrable Securities (including the reasonable out-of-pocket expenses of the Holders); and

(j)    any other fees and disbursements customarily paid by the issuers of securities.

“Registrant” has the meaning set forth in the preamble.

“SEC” means the U.S. Securities and Exchange Commission or any successor agency.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Shares” means (i) all shares of Common Stock of the Registrant held by Holders from time to time, including any Shares held by Persons who are or become parties to this agreement by the execution and delivery of a Joinder Agreement, (ii) any Shares or other securities issued or issuable as a distribution with respect to, or in exchange for or in replacement of any of the foregoing Shares or other securities held by such Holder, including LLC Units and (iii) any other securities issued or transferred in exchange for or upon conversion of any of the foregoing Shares as a result of a merger, consolidation, reorganization or otherwise and any other securities issued to any other holders of Shares in connection with any such transaction.

“Transfer” (including its correlative meanings, “Transferor,” “Transferee” and “Transferred”) shall mean, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such security. When used as a noun, “Transfer” shall have such correlative meaning as the context may require.

“Valid Business Reason” has the meaning set forth in Section 2.7(b).

“WKSI” means a well-known seasoned issuer, as defined in the SEC’s Rule 405.

Section 1.2    Other Definitional Provisions; Interpretation.

(a)    The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and references in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specified.

(b)    The headings in this Agreement are included for convenience of reference only and do not limit or otherwise affect the meaning or interpretation of this Agreement.

(c)    The meanings given to terms defined herein are equally applicable to both the singular and plural forms of such terms.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1    Right to Demand a Non-Shelf Registered Offering. Upon the demand of any Principal Stockholder, the Registrant will, in each case, subject to Section 2.12, facilitate in the manner described in this

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Agreement a non-shelf registered offering of the Registrable Securities requested by such Principal Stockholder to be included in such offering. Any demanded non-shelf registered offering may, at the Registrant’s option, include Common Stock of the Registrant to be sold by the Registrant for its own account and will also include Registrable Securities to be sold by Holders that exercise their related piggyback rights in accordance with this Agreement. Promptly upon receiving any demand (but in no event, more than 90 days after receipt of a demand for such registration), the Registrant shall use its reasonable best efforts to file a registration statement relating to such demand. The Registrant shall use its reasonable best efforts to cause such registration to promptly be declared effective under (x) the Securities Act and (y) the blue sky laws of such jurisdictions as any participating Holder or any underwriter, if any, reasonably requests.

Section 2.2    Right to Piggyback on a Non-Shelf Registered Offering. In connection with any registered offering of Registrable Securities covered by a non-shelf registration statement (whether pursuant to the exercise of demand rights by a Principal Stockholder or at the initiative of the Registrant or holders not party to this Agreement), any non-demanding Holder may exercise piggyback rights to have included in such offering Registrable Securities held by it. The Registrant will facilitate in the manner described in this Agreement any such non-shelf registered offering.

Section 2.3    Right to Demand and be Included in a Shelf Registration. Upon the demand of a Principal Stockholder, subject to Section 2.12, when the Registrant is eligible to sell its Common Stock in a secondary offering on a delayed or continuous basis in accordance with Rule 415 of the Securities Act whether on Form S-1, Form S-3 or a successor form, the Registrant will facilitate in the manner described in this Agreement a shelf registration of the Registrable Securities requested by such Principal Stockholder to be included in such shelf registration. Promptly upon receiving any demand (but in no event more than 45 days in the case of a shelf registration on Form S-1 or 30 days in the case of a shelf registration on Form S-3 after receipt of a demand for such registration), the Registrant shall use its reasonable best efforts to file a registration statement relating to such demand. The Registrant, shall use its reasonable best efforts to cause such registration to promptly be declared effective under (x) the Securities Act and (y) the blue sky laws of such jurisdictions as any participating Holder or any underwriter, if any, reasonably requests. Any shelf registration filed by the Registrant covering Common Stock (whether pursuant to a Principal Stockholder’s demand or the initiative of the Registrant) will cover Registrable Securities held by each of the Holders as may be specified by the Principal Stockholders, and solely to the extent permitted by this Agreement. If at the time of such request the Registrant is a WKSI, such shelf registration would, at the request of a Principal Stockholder, cover an unspecified number of Registrable Securities to be sold by the Registrant and the Holders.

Section 2.4    Demand and Piggyback Rights for Shelf Takedowns. Upon the demand of a Principal Stockholder (the “Demand Party”), the Registrant will, in each case, facilitate in the manner described in this Agreement a “takedown” off of an effective shelf registration statement of the Registrable Securities requested by the Demand Party to be included in such takedown. In connection with the exercise by the Demand Party of a demand right pursuant to this Section 2.4, the Demand Party shall also deliver the applicable demand request to (i) each Principal Stockholder other than the Demand Party, and, subject to the limitations in Section 2.12, the Demand Party shall permit each other Principal Stockholder to include all or a portion of its Registrable Securities in the “takedown” if such Principal Stockholder notifies the Demand Party and the Company within one day after delivery of the demand request to such Principal Stockholder of its election to participate (which election shall specify the number of Registrable Securities intended to be disposed of by such Principal Stockholder) and (ii) where the contemplated plan of distribution includes a customary “road show” or other substantial marketing effort by the Registrant and the underwriters (a “Marketed Underwritten Shelf Offering”), any Other Holders of Registrable Securities included on the applicable shelf registration statement and, subject to the limitations in Section 2.12, the Demand Party shall permit each such Other Holder to include all or a portion of its Registrable Securities in the Marketed Underwritten Shelf Offering if such Other Holder notifies the Demand Party and the Company within one day after delivery of the demand request to such Other Holder of its election to participate (which election shall specify the number of Registrable Securities intended to be disposed of by such Other Holder). For the avoidance of doubt, any proposed offer and sale of Registrable Securities to

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one or more purchasers or underwriters by means of a block trade, bought deal or direct sale shall not be deemed to be a Marketed Underwritten Shelf Offering. Notwithstanding the foregoing, a Principal Stockholder may not demand a shelf takedown for an offering that will result in the imposition of a lockup on the Registrant and the Holders unless the Registrable Securities requested to be sold in such takedown have an aggregate market value (based on the most recent closing price of the Shares at the time of the demand) of at least $50 million.

Section 2.5    Right to Reload a Shelf. Upon the written request of a Principal Stockholder, the Registrant will, in each case, file and seek the effectiveness of a post-effective amendment to an existing shelf in order to register up to the number of Registrable Securities previously taken down off of such shelf and not yet “reloaded” onto such shelf (or such higher number as may be agreed by such Principal Stockholder). The Holders and the Registrant will consult and coordinate with each other in order to accomplish such replenishments from time to time in a sensible manner.

Section 2.6    Effective Registration. The Registrant shall, with respect to each demand registration, use its reasonable best efforts to cause the registration statement to remain effective for not less than 180 consecutive days (or such shorter period as shall terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn), or if (i) such registration is a shelf registration on Form S-1 until such shelf registration is amended or replaced by a shelf registration on Form S-3 (or such shorter period as shall terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn) or (ii) such registration statement relates to an underwritten offering, such longer period as, in the opinion of counsel for the underwriter or underwriters, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer.

Section 2.7    Limitations on Demand and Piggyback Rights.

(a)    Any demand for the filing of a registration statement or for a registered offering or takedown will be subject to the constraints of any applicable lockup arrangements, and such demand must be deferred until such lockup arrangements no longer apply. No Principal Stockholder shall be subject to such lockup arrangements to the extent such Principal Stockholder holds less than 5% of the then outstanding Common Stock of the Registrant (on a fully exchanged basis assuming all outstanding LLC Units other than those held by the Registrant or its wholly owned subsidiaries were exchanged for Shares). If a demand has been made for a non-shelf registered offering or for an underwritten takedown, no further demands may be made so long as the related offering is still being pursued; provided, that any such offering will not be deemed to be “pursued” if such offering has not been consummated within 45 days of the date on which the registration statement with respect to such offering was declared effective. Notwithstanding anything in this Agreement to the contrary, the Holders will not have piggyback or other registration rights with respect to (i) registered primary offerings by the Registrant (A) covered by a Form S-8 registration statement or a successor form applicable solely to employee benefit-related offers and sales, (B) where the securities are not being sold for cash or (C) where the offering is a bona fide offering of securities other than Common Stock, even if such securities are convertible into or exchangeable or exercisable for Common Stock that are registered as part of such offering; or (ii) any registration statement filed pursuant to the terms of the PIPE Subscription Agreements.

(b)    The Registrant may postpone the filing (but not the preparation) of a demanded registration statement or suspend the effectiveness of any shelf registration statement for a reasonable “blackout period” not in excess of 60 days if the Board of the Registrant reasonably determines in good faith that such registration or offering could materially interfere with a bona fide business or financing transaction of the Registrant (a “Valid Business Reason”) or is reasonably likely to require premature disclosure of information, the premature disclosure of which could materially and adversely affect the Registrant. The blackout period will end upon the earlier to occur of, (i) in the case of a Valid Business Reason, a date that is five Business Days after such Valid Business Reason no longer exists, but in no event, not later than 60 days from the date such deferral commenced, and (ii) in the case of disclosure of non-public information, the earlier to occur of (x) the filing by the Registrant of its next succeeding Form 10-K or Form 10-Q, or (y) the date upon which such information is otherwise disclosed.

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Notwithstanding the foregoing, the Registrant shall not be permitted to suspend or withdraw a registration statement more than once during any twelve (12)-month period or for a period exceeding 60 days on any one occasion. In the case of an event that causes the Registrant to delay the filing of a demanded registration statement or to suspend the use of the effectiveness of a shelf registration statement, the Registrant shall give a notice to the demanding Holder or the holders of Registrable Securities registered pursuant to such shelf registration statement, as applicable, stating generally the basis for the notice and that such delay or suspension. Notwithstanding any provision herein to the contrary, if the Registrant provides a notice with respect to the delay in filing a demanded registration statement or the suspension of the effectiveness of a shelf registration statement, the Registrant agrees that it shall extend the period of time during which any such registration statement shall be maintained effective pursuant to this Agreement by the number of days during which such delay or suspension was continuing.

Section 2.8    Notifications Regarding Registration Statements. In order for a Principal Stockholder to exercise its right to demand that a registration statement be filed, it must so notify the Registrant in writing indicating the number of Registrable Securities sought to be registered and the proposed plan of distribution. The Registrant will keep the Holders contemporaneously apprised of any registration or shelf takedown of Registrable Securities, with respect to which a piggyback right provided under this Agreement is available in order that they may have a reasonable opportunity to exercise their related piggyback rights. Without limiting the Registrant’s obligation as described in the preceding sentence, having a reasonable opportunity requires that the Holders be notified by the Registrant of an anticipated filing of a registration statement (whether pursuant to a demand made by a Principal Stockholder or at the Registrant’s own initiative or at the initiative of other holders not party to this Agreement) no later than 5:00 pm, New York City time, on the date that is two Business Days prior to the date on which the registration statement is intended to be filed. Each Principal Stockholder and the Registrant agrees to use its good faith efforts to provide advance notice as soon as reasonably practicable to the Principal Stockholders of such first Principal Stockholder’s or the Registrant’s intention to file or cause the filing of a registration statement; provided, however, that none of the Principal Stockholders or the Registrant shall be obligated hereby to provide any such advance notice and, if provided, such advance notice shall not be binding in any respect.

(a)    Subject to any required public disclosure and applicable legal requirements, the parties will maintain the confidentiality of these discussions.

Section 2.9    Notifications Regarding Registration Piggyback Rights. Any Holder wishing to exercise its piggyback rights with respect to a non-shelf registration statement must notify the Registrant and the other Holders of the number of Registrable Securities it seeks to have included in such registration statement. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on the second trading day prior to (i) if applicable, the date on which the preliminary prospectus intended to be used in connection with pre-effective marketing efforts for the relevant offering is expected to be finalized, and (ii) in any case, the date on which the pricing of the relevant offering is expected to occur. No such notice is required in connection with a shelf registration statement, as Registrable Securities held by all Holders will be included subject to the limitations described in Section 2.3.

Section 2.10    Notifications Regarding Demanded Underwritten Takedowns.

(a)    In order for a Principal Stockholder to exercise its right to demand an underwritten takedown of Registrable Securities off a shelf registration statement, it must so notify the Registrant in writing indicating the number of Registrable Securities sought to be registered and the proposed plan of distribution. The Registrant will keep the Holders contemporaneously apprised of all pertinent aspects of any underwritten shelf takedown with respect to which a piggyback right is provided under this Agreement (and in the case of Other Holders excluding, for clarity, any such shelf takedown that is not a Marketed Underwritten Shelf Offering) in order that they may have a reasonable opportunity to exercise their related piggyback rights. In the case of a Marketed Underwritten Shelf Offering, without limiting the Registrant’s obligation as described in the preceding sentence,

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having a reasonable opportunity requires that the Holders be notified by the Registrant the date that is two Business Days prior to the date on which the preliminary prospectus or prospectus supplement is intended to be used in connection with such offering. Each Principal Stockholder and the Registrant agrees to use its good faith efforts to provide advance notice as soon as reasonably practicable to the Principal Stockholders of such first Principal Stockholder’s or the Registrant’s intention to deliver a takedown notice; provided, however, that none of the Principal Stockholders or the Registrant shall be obligated hereby to provide any such advance notice and, if provided, such advance notice shall not be binding in any respect.

(b)    Any Holder wishing to exercise its piggyback rights with respect to an Marketed Underwritten Shelf Offering must notify the Registrant and the other Holders of the number of Registrable Securities it seeks to have included in such takedown. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on (i) if applicable, the trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with marketing efforts for the relevant offering is expected to be finalized, and (ii) in all cases, the trading day prior to the date on which the pricing of the relevant takedown occurs.

(c)    Subject to any required public disclosure and applicable legal requirements, the parties will maintain appropriate confidentiality of their discussions regarding a prospective underwritten takedown.

Section 2.11    Plan of Distribution, Underwriters and Counsel. If a majority of the Shares proposed to be sold in an underwritten offering through a non-shelf registration statement or through a shelf takedown is being sold by the Registrant for its own account (for clarity, excluding Shares to be sold by the Registrant for its own account to the extent the proceeds from such sale will be used to purchase LLC Units from Holders), the Registrant will be entitled to determine the plan of distribution and select the managing underwriters for such offering. Otherwise, Holders holding a majority of the Registrable Securities requested to be included in such offering will be entitled to determine the plan of distribution and select the managing underwriters, and such majority will also be entitled to select counsel for the selling Holders (which may be the same as counsel for the Registrant). In the case of a shelf registration statement, the plan of distribution will provide as much flexibility as is reasonably possible, including with respect or resales by transferee Holders.

Section 2.12    Cutbacks. If the managing underwriters advise the Registrant and the selling Holders that, in their reasonable opinion, the number of Shares requested to be included in an underwritten offering exceeds the amount that can be sold in such offering without adversely affecting the distribution of the Shares being offered, such offering will include only the number of Shares that the underwriters advise can be sold in such offering without such adverse effect. If the Registrant is selling Shares for its own account in such offering (for clarity, excluding Shares to be sold by the Registrant for its own account to the extent the proceeds from such sale will be used to purchase LLC Units from Holders), and the offering is not being made on account of a demand by a Principal Stockholder, the Registrant will have first priority and to the extent of any remaining capacity, unless otherwise determined by each Principal Stockholder who requested to sell Registrable Securities in such offering, the selling Holders will be subject to cutback pro rata based on the number of Registrable Securities initially requested by them to be included in such offering, without distinguishing between Holders based on who made the demand for such offering or who is exercising piggyback rights. In all other cases, the Holders will have first priority, and unless otherwise determined by each Principal Stockholder who requested to sell Registrable Securities in such offering, the selling Holders will be subject to cutback pro rata based on the number of Registrable Securities initially requested by them to be included in such offering, without distinguishing between Holders based on who made the demand for such offering or who is exercising piggyback rights.

Section 2.13    Lockups. In connection with any underwritten offering of Registrable Securities, the Registrant and each Holder will agree (in the case of Holders, with respect to Registrable Securities respectively held by them) to be bound by the underwriting agreement’s lockup restrictions (which must apply in like manner to all of them) that are agreed to by Holders holding a majority of Registrable Securities being sold by all Holders. If required by the Principal Stockholders, each Holder in the case of an underwritten public offering

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shall enter into lockup agreements with the managing underwriter(s) of such underwritten public offering in such form as agreed to by the Principal Stockholders. The Registrant shall cause its executive officers, directors and managers (as applicable) and shall use reasonable best efforts to cause other holders of Shares who beneficially own (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement) 5% or more of the then outstanding Common Stock of the Registrant (on a fully exchanged basis assuming all outstanding LLC Units other than those held by the Registrant or its wholly owned subsidiaries were exchanged for Shares) and holders of any of the Shares participating in such offering, to enter into lockup agreements that contain restrictions that are no less restrictive than the restrictions contained in the lockup agreements executed by Holders. Notwithstanding the foregoing, (i) Holders shall not be subject to such lockup arrangements unless such Holders had the right to participate in the offering and (ii) the Blackstone Entities and the BL Entities shall not be subject to such lockup arrangements so long as they respectively hold less than 5% of the then outstanding Common Stock of the Registrant (on a fully exchanged basis assuming all outstanding LLC Units other than those held by the Registrant or its wholly owned subsidiaries were exchanged for Shares).

Section 2.14    Withdrawals. Even if shares held by a Holder have been part of a registered underwritten offering, such Holder may, no later than the time at which the public offering price and underwriters’ discount are determined with the managing underwriter, decline to sell all or any portion of the shares being offered for its account.

Section 2.15    Expenses. All Registration Expenses incurred in connection with any registration statement or registered offering covering Registrable Securities held by Holders will be borne by the Registrant. However, underwriters’, brokers’ and dealers’ discounts and commissions applicable to Shares sold for the account of a Holder will be borne by such Holder.

Section 2.16    Facilitating Registrations and Offerings.

(a)    If the Registrant becomes obligated under this Agreement to facilitate a registration and offering of Registrable Securities on behalf of Holders, the Registrant will do so with the same degree of care and dispatch as would reasonably be expected in the case of a registration and offering by the Registrant of Shares for its own account. Without limiting this general obligation, the Registrant will fulfill its specific obligations as described in this Section 2.15.

(b)    In connection with each registration statement that is demanded by a Principal Stockholder or as to which piggyback rights otherwise apply, the Registrant will:

(i)    prepare and file all required filings with the SEC and FINRA, including preparing and filing with the SEC a registration statement (including all required exhibits and financial statements) covering the applicable Shares, file amendments thereto as warranted, seek the effectiveness thereof, and file with the SEC prospectuses and prospectus supplements as may be required, all in consultation with the Holders and as necessary, (a) to comply with the provisions of the applicable securities laws, (b) permit the offer and sale of the such Shares in accordance with the applicable plan of distribution and (c) to keep such registration effective for the period of time required by this Agreement;

(ii)    within a reasonable time prior to the filing of any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or any free writing prospectus, provide copies of such documents to the selling Holders and to the underwriter or underwriters of an underwritten offering, if applicable, and to their respective counsel; make such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the Holders or the underwriter or the underwriters may request; and make such of the representatives of the Registrant as shall be reasonably requested by the selling Holders or any underwriter available for discussion of such documents;

(iii)    within a reasonable time prior to the filing of any document which is to be incorporated by reference into a registration statement or a prospectus, provide copies of such document to counsel for the

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Holders and underwriters; make such reasonable changes in such document prior to or after the filing thereof as counsel for such Holders or such underwriter shall request; and make such of the representatives of the Registrant as shall be reasonably requested by such counsel available for discussion of such document;

(iv)    cause each registration statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement and during the distribution of the registered Shares (x) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(v)    notify each Holder and its respective counsel promptly, and, if requested by such Holder, confirm such advice in writing, (A) when any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or any free writing prospectus has been filed, (B) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective if such registration statement or post-effective amendment is not automatically effective upon filing pursuant to Rule 462 of the Securities Act, (C) of any comment letter or request by the SEC or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (D) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (E) if, between the effective date of a registration statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Registrant is a party, the representations and warranties of the Registrant contained in such agreement cease to be true and correct in all material respects or if the Registrant receives any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (F) of the happening of any event during the period a registration statement is effective as a result of which such registration statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(vi)    promptly notify the participating Holders and the managing underwriter or underwriters, if any, when the Registrant becomes aware of the happening of any event as a result of which the applicable registration statement or the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such prospectus and any preliminary prospectus, in light of the circumstances under which they were made) not misleading, when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the registration statement, or, if for any reason it shall be necessary during such time period to amend or supplement such registration statement or prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the Holders and the managing underwriter or underwriters, if any, an amendment or supplement to such registration statement or prospectus which shall correct such misstatement or omission or effect such compliance;

(vii)    to the extent the Registrant is eligible under the relevant provisions of Rule 430B under the Securities Act, if the Registrant files any shelf registration statement, the Registrant shall include in such shelf registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment;

(viii)    promptly incorporate in a prospectus supplement, Issuer Free Writing prospectus or post-effective amendment such information as the managing underwriter or underwriters and the participating

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Holders agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and make all required filings of such Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment;

(ix)    to use reasonable best efforts to ensure that any Issuer Free Writing Prospectus utilized in connection with any registration of the Shares complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading

(x)    furnish counsel for each underwriter, if any, and for the Holders copies of any correspondence with the SEC or any state securities authority relating to the registration statement or prospectus;

(xi)    otherwise use all reasonable best efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force);

(xii)    use all reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time;

(xiii)    not later than the effective date of the applicable registration statement, provide a CUSIP number for all Registrable Securities and if applicable, provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

(xiv)    take no direct or indirect action prohibited by Regulation M under the Exchange Act;

(xv)    provide and cause to be maintained a transfer agent and registrar for all Shares covered by a registration statement from and after a date not later than the effective date of such registration statement; and

(xvi)    take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement.

(c)    In connection with any non-shelf registered offering or shelf takedown that is demanded by a Principal Stockholder or as to which piggyback rights otherwise apply, the Registrant will:

(i)    cooperate with the selling Holders and the sole underwriter or managing underwriter of an underwritten offering, if any, to facilitate the timely preparation and delivery of certificates representing the Shares to be sold and not bearing any restrictive legends; and enable such Shares to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Holders or the sole underwriter or managing underwriter of an underwritten offering of Shares, if any, may reasonably request at least two Business Days prior to any sale of such Shares;

(ii)    furnish to each Holder and to each underwriter, if any, participating in the relevant offering, without charge, as many copies of the applicable prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Shares; the Registrant hereby consents to the use of the prospectus, including each preliminary prospectus, by each such Holder and underwriter in connection with the offering and sale of the Shares covered by the prospectus or the preliminary prospectus;

(iii)    use all reasonable best efforts to register or qualify the Shares being offered and sold, no later than the time the applicable registration statement becomes effective, under all applicable state securities or

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“blue sky” laws of such jurisdictions as each underwriter, if any, or any Holder holding Registrable Securities covered by a registration statement, shall reasonably request; use all reasonable best efforts to keep each such registration or qualification effective during the period such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each such underwriter, if any, and each such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided that the Registrant shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Shares in connection therewith) in any such jurisdiction;

(iv)    use all reasonable best efforts to cause the Shares being offered and sold, no later than the date on which the pricing of the relevant offering is expected to occur, to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of the business of any Holder, in which case the Registrant will cooperate in all reasonable respects with the filing of the applicable registration statement and the granting of such approvals, as may be necessary to enable any Holder or the underwriter, if any, to consummate the disposition of such Shares;

(v)    cause all Shares being sold to be qualified for inclusion in or listed on the New York Stock Exchange, the Nasdaq Stock Market or any other securities exchange on which Shares issued by the Registrant are then so qualified or listed and on each inter-dealer quotation system on which any of the Registrant’s securities are then quoted if so requested by the Holders, or if so requested by the underwriter or underwriters of an underwritten offering of Shares, if any;

(vi)    cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter in an underwritten offering;

(vii)    use all reasonable best efforts to facilitate the distribution and sale of any Shares to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with and making calls to potential investors and taking such other actions as shall be requested by the Holders or the lead managing underwriter of an underwritten offering; and

(viii)    enter into customary agreements (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Shares and in connection therewith:

(A)    make such representations and warranties to the selling Holders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

(B)    obtain opinions of counsel to the Registrant and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing underwriter, if any) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(C)    obtain (a) “comfort” letters and updates thereof from the Registrant’s independent certified public accountants addressed to the selling Holders, if permissible, and the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “comfort” letters to underwriters in connection with primary underwritten offerings and (b) the required consents from the Registrant’s independent certified public accountants, and if applicable, independent auditors to include the accountant’s or auditors’ report, as applicable, relating to the specified financial statements in the registration statement and to be named as an expert in the registration statement; and

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(D)    to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the Holders providing for, among other things, the appointment of such representative as agent for the selling Holders for the purpose of soliciting purchases of Shares, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants.

The above shall be done at such times as customarily occur in similar registered offerings or shelf takedowns.

(d)    In connection with each registration and offering of Shares to be sold by Holders, the Registrant will, in accordance with customary practice, make available for inspection by representatives of the Holders and underwriters and any counsel or accountant retained by such Holder or underwriters all relevant financial and other records, pertinent corporate documents and properties of the Registrant and cause appropriate officers, managers, employees, outside counsel and accountants of the Registrant to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with their due diligence exercise and to otherwise facilitate and cooperate with the preparation of registration statement and prospectuses and any amendments or supplements thereto (including participating in meetings, drafting sessions, due diligence sessions and rating agency presentations).

(e)    Each Holder that holds Shares covered by any registration statement will furnish to the Registrant such information regarding itself as is required to be included in the registration statement or prospectus by the requirements of the Securities Act, the ownership of Shares by such Holder and the proposed distribution by such Holder of such Shares as the Registrant may from time to time reasonably request in writing.

Section 2.17    In-Kind Distributions. If any Holder seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equityholders, the Registrant will, subject to applicable lockups, work with such Holder and the Registrant’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Holder, as well as any resales by such transferees under a shelf registration statement covering such distributed Shares.

Section 2.18    Additional Undertaking. The Registrant shall include, in any Registration Statement (as such term is defined in the PIPE Subscription Agreements), any (a) shares of Common Stock and (b) any shares of Common Stock underlying warrants, in either case which are distributed (or distributable) to Lance West or any of his Affiliates by Replay Sponsor, LLC on account of the ownership interest in Replay Sponsor, LLC by any such Person (and any other securities issued or issuable as a distribution with respect to, or in exchange for or in replacement of any such shares, and any other securities issued or transferred in exchange for or upon conversion of any of the foregoing shares as a result of a merger, consolidation, reorganization or otherwise and any other securities issued to any other holders of shares of Common Stock in connection with any such transaction), and the Registrant agrees that each such Person shall otherwise be entitled to all of the rights and benefits applicable to a “Subscriber” under Section 4 of the PIPE Subscription Agreements as if such Person were a Subscriber thereunder and the shares of Common Stock (and any other securities described in this sentence) were “Shares” thereunder; provided that the Registrant’s obligation to include such securities in such Registration Statement shall be subject to the same conditions applicable to a Subscriber under Section 4.1 of the PIPE Subscription Agreement.

ARTICLE III

INDEMNIFICATION

Section 3.1    Indemnification by the Registrant. In the event of any registration of any Registrable Securities of the Registrant under the Securities Act pursuant to Article II, the Registrant hereby indemnifies and agrees to hold harmless, to the fullest extent permitted by Law, each Holder who sells Registrable Securities

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covered by such registration statement, each Affiliate of such Holder and their respective members, directors, officers, shareholders, employees, advisors, agents and general and limited partners (and the directors, officers, employees, Affiliates and controlling Persons of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such Registrable Securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (each, an “Indemnified Party” and collectively, the “Indemnified Parties”), against any and all losses, penalties, judgments, suits, costs, claims, damages or liabilities, joint or several, and reasonable and documented expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon: (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or related document or report; (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of a prospectus, in the light of the circumstances when they were made; or (c) any violation or alleged violation by the Registrant or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Registrant or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or related document or report, and the Registrant will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, penalties, judgments, suits, costs, claim, liability, action or proceeding; provided that the Registrant will not be liable to any Indemnified Party in any such case to the extent that any such loss, penalties, judgments, suits, costs, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Registrant by such Indemnified Party expressly for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such Registrable Securities by such Holder or any termination of this Agreement.

Section 3.2    Indemnification by the Holders. The Registrant may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Article II, that the Registrant shall have received an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities or any prospective underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1) the Registrant, all other Holders or any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers and controlling Persons, with respect to any untrue statement in or omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or omission was made in reliance upon and in conformity with written information with respect to such Holder or underwriter furnished to the Registrant by such Holder or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Registrant or any of the Holders, or any of their respective Affiliates, directors, officers or controlling Persons and will survive the Transfer of such Registrable Securities by such Holder. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Section 3.3    Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article III, such Indemnified Party will, if a claim in respect thereof is to be made

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against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the Indemnified Party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 3.1 or Section 3.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel selected by the Holders of at least a majority of the Registrable Securities included in the relevant registration, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party’s reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

Section 3.4    Contribution. If the indemnification provided for hereunder from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, penalties, judgments, suits, costs, claims, damages, liabilities or expenses referred to herein for reasons other than those described in the proviso in the first sentence of Section 3.1, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 3.4 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 3.5    Non-Exclusivity. The obligations of the parties under this Article IV will be in addition to any liability which any party may otherwise have to any other party.

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ARTICLE IV

OTHER

Section 4.1    Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing and shall be deemed given (a) when delivered personally, (b) five (5) Business Days after being sent by certified or registered mail, postage prepaid, return receipt requested, (c) one (1) Business Day after being sent by Federal Express or other nationally recognized overnight courier, or (d) if transmitted by email, in each case, to parties at the following addresses (or at such other address for a party as shall be specified by prior written notice from such party):

if to the Registrant:

Finance of America Companies Inc.

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

Attention:        Anthony W. Villani, Chief Legal Officer

Email:             tony.villani@financeofamerica.com

if to the Blackstone Investors:

The Blackstone Group Inc.

345 Park Avenue

New York, New York 10154

Attention:        Menes Chee

Email:             Menes.Chee@blackstone.com

if to the BL Investors:

c/o Libman Family Holdings, LLC

1065 Weed Street

New Canaan, Ct 06840

Attention:        Brian Libman

Email:             blibman@tmogroupmail.com

Section 4.2    Transfer Rights.

(a)    Each Principal Stockholder may transfer, in its sole discretion, all or any portion of its rights under this Agreement to any Transferee of its Registrable Securities, whereupon such Transferees shall become a party to this Agreement. Any such Transfer of registration rights will be effective upon receipt by the Registrant of (i) written notice from such Principal Stockholder stating the name and address of any Transferee and identifying the number of Registrable Securities with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred, and (ii) a Joinder Agreement from such Person to be bound by the terms of this Agreement as a “Principal Stockholder” or “Other Holder,” as applicable. The Registrant and the transferring Principal Stockholder will notify the other Principal Stockholders as to who the Transferees are and the nature of the rights so transferred.

(b)     In the event the Registrant engages in a merger or consolidation in which the Registrable Securities are converted into securities of another Registrant, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Holders by the issuer of such securities. To the extent such new issuer, or any other company acquired by the Registrant in a merger or consolidation, was bound by registration rights obligations that would conflict with the provisions of this Agreement, the Registrant will, unless Holders then holding a majority of the Registrable Securities otherwise agree, use its reasonable best efforts to modify any such “inherited” registration rights obligations so as not to interfere in any material respects with the rights provided under this Agreement.

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(b)    In the case of an in-kind distribution of Shares pursuant to Section 2.17 of this Agreement with an ability to resale Shares off of a shelf registration statement, such in-kind transferees will, as transferee Holders, be entitled to the rights under this Agreement applicable to the Shares so transferred. In that regard, however, in-kind transferees will not be given demand or piggyback rights; rather their means of registered resale will be limited to sales off a shelf with respect to which no special actions are required by the Registrant or the other Holders, and as to which no lockup will arise.

(c)    In the event that the Registrant effects the separation of any portion of its business into one or more entities (each, a “NewCo”), whether existing or newly formed, including without limitation by way of spin-off, split-off, carve-out, demerger, recapitalization, reorganization or similar transaction, and any Holder will receive equity interests in any such NewCo as part of such separation, the Registrant shall cause any such NewCo to enter into a registration rights agreement with each such Holder that provides each such Holder with registration rights vis-à -vis such NewCo that are substantially identical to those set forth in this Agreement..

Section 4.3    Current Public Information. At all times after the Registrant has filed a registration statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Registrant shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as any Holder or Holders of Registrable Securities may reasonably request, all to the extent required to enable such Holders to sell Registrable Securities pursuant to Rule 144. Upon request, the Registrant shall deliver to any holder of restricted securities under Rule 144 a written statement as to whether it has complied with such requirements.

Section 4.4    Limited Liability. Notwithstanding any other provision of this Agreement, neither the members, stockholders, general partners, limited partners, advisory directors or managing directors, or any directors or officers of any members, stockholders, general or limited partners, advisory directors or managing directors, nor any future members, stockholders, general partners, limited partners, advisory directors, or managing directors, if any, of any Holder shall have any personal liability for performance of any obligation of such Holder under this Agreement in excess of the respective capital contributions of such members, stockholders, general partners, limited partners, advisory directors or managing directors to such Holder.

Section 4.5    No Inconsistent Agreements. The Registrant will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted under or otherwise conflicts with the provisions of this Agreement.

Section 4.6    Amendments; Waiver. This Agreement may be amended, supplemented or otherwise modified, or any provision waived, only by a written instrument executed by the Registrant and the Holders holding a majority of the Registrable Securities subject to this Agreement; provided that: (i) any amendment or waiver that would have an adverse effect on any Principal Stockholder shall require the written consent of such Principal Stockholder; and (ii) any amendment or waiver which adversely affects the economic interests of any Holder hereunder, or increase the obligations of any Holder, disproportionately to other Holders shall require the written consent of such Holder. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

Section 4.7    Third Parties. This Agreement does not create any rights, claims or benefits inuring to any Person that is not a party hereto nor create or establish any third party beneficiary hereto; provided, however, that the parties hereto acknowledge and agree that Lance West is an intended third-party beneficiary of the provisions of Section 2.18 of this Agreement.

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Section 4.8    Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to conflicts of laws principles.

Section 4.9    CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NONAPPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF VIA OVERNIGHT COURIER, TO SUCH PARTY AT THE ADDRESS SPECIFIED IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FOURTEEN CALENDAR DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF EITHER PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER OR TO BRING ACTIONS, SUITS OR PROCEEDINGS AGAINST THE OTHER PARTY HERETO IN SUCH OTHER JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY ANY APPLICABLE LAW.

Section 4.10    MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

Section 4.11    Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

Section 4.12    Entire Agreement. This Agreement, the LLC Agreement and any agreement executed on or around the date hereof set forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein, the LLC Agreement and any agreement executed on or around the date hereof. This Agreement, the LLC Agreement and any agreement executed on or around the date hereof supersede all other prior agreements and understandings between the parties with respect to such subject matter.

Section 4.13    Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by Law.

Section 4.14    Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

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Section 4.15    Effectiveness. This Agreement shall become effective, as to any Holder, as of the date signed by the Registrant and countersigned by such Holder.

Section 4.16    Registrant. The Registrant shall take all actions required to cause the Registrant and its successors or assigns to (a) become bound by and subject to the terms of this Agreement and (b) comply with all its obligations hereunder.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

REGISTRANT:

FINANCE OF AMERICA COMPANIES INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

BLACKSTONE INVESTORS:

[●]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

BL INVESTORS:

[●]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Exhibit D

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

FINANCE OF AMERICA EQUITY CAPITAL LLC

Dated as of [●], 202[●]

THE UNITS CONSTITUTING LIMITED LIABILITY COMPANY INTERESTS OF FINANCE OF AMERICA EQUITY CAPITAL LLC HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR ANY OTHER APPLICABLE SECURITIES LAWS AND MAY ONLY BE SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. SUCH UNITS MUST BE ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH (I) THE SECURITIES ACT, ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND ANY OTHER APPLICABLE SECURITIES LAWS; (II) THE TERMS AND CONDITIONS OF THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, AS AMENDED; AND (III) ANY OTHER TERMS AND CONDITIONS AGREED TO IN WRITING BETWEEN THE BOARD OF MANAGERS AND THE APPLICABLE MEMBER. THE UNITS MAY NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS, THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, AS AMENDED, AND ANY OTHER TERMS AND CONDITIONS AGREED TO IN WRITING BY THE BOARD OF MANAGERS AND THE APPLICABLE MEMBER. THEREFORE, PURCHASERS AND OTHER TRANSFEREES OF SUCH UNITS WILL BE REQUIRED TO BEAR THE RISK OF THEIR INVESTMENT OR ACQUISITION FOR AN INDEFINITE PERIOD OF TIME.

i

ii

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT OF

FINANCE OF AMERICA EQUITY CAPITAL LLC

This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (together with the exhibits and schedules hereto, as amended, this “Agreement”) of Finance of America Equity Capital LLC, a Delaware limited liability company (the “Company”), is made as of [●], 20[●] (the “Effective Date”), by and among Finance of America Companies Inc., a Delaware corporation, and the Members (as defined below). Capitalized terms used herein shall have the meaning set forth in Section 1.01 to this Agreement unless otherwise indicated.

R-E-C-I-T-A-L-S

WHEREAS, the Company was formed as a limited liability company pursuant to the Act upon the filing of the Certificate of Formation of Finance of America Equity Capital LLC (the “Certificate”) with the office of the Secretary of State of the State of Delaware on July 1, 2020 and the execution and delivery by UFG Holdings LLC, a Delaware limited liability company (“UFG Holdings”), of the Limited Liability Company Agreement of the Company effective as of July 1, 2020 (as amended or supplemented prior to the effectiveness of this Agreement, the “Existing Agreement”);

WHEREAS, the parties to the Existing Agreement desire to amend and restate the Existing Agreement in its entirety as set forth herein;

WHEREAS, at or prior to the effectiveness of this Agreement, Finance of America Companies Inc., has been admitted to the Company as a Member, and in such capacity shall have the rights and obligations as provided in this Agreement;

NOW, THEREFORE, in consideration of the premises and agreements of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree to amend and restate the Existing Agreement to read in its entirety as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions. Capitalized terms used herein without definition have the following meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Act” means, the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101, et seq., as it may be amended or supplemented from time to time and any successor thereto.

“Additional Credit Amount” has the meaning set forth in Section 4.01(b).

“Adjusted Capital Account Balance” means, with respect to each Member, the balance in such Member’s Capital Account adjusted: (i) by taking into account the adjustments, allocations and distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6); and (ii) by adding to such balance such Member’s share of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain, determined pursuant to Treasury Regulations Sections 1.704-2(g) and 1.704-2(i)(5), any amounts such Member is obligated to restore pursuant to any provision of this Agreement or by applicable Law. The foregoing definition of Adjusted Capital Account Balance is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Affiliate” means, with respect to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person.

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“Agreement” has the meaning set forth in the preamble of this Agreement.

“Amended Tax Amount” has the meaning set forth in Section 4.01(b).

“Assignee” has the meaning set forth in Section 8.07.

“Assumed Tax Rate” means the highest effective marginal combined U.S. federal, state and local income tax rate (including, without limitation, the “Medicare” contribution tax imposed on certain investment income under Section 1411 of the Code) for a Tax Year prescribed for an individual (or, if greater, a corporation) resident in California or New York, New York (whichever tax rate is higher) at the time of such distribution, taking into account (a) the deductibility of state and local income taxes for U.S. federal income tax purposes (if applicable, and taking into account any limitations thereon) and (b) the character (e.g., long-term or short-term capital gain or ordinary or exempt income) of the applicable income. For the avoidance of doubt, the Assumed Tax Rate shall be the same for all Members.

“Available Cash” means, with respect to any fiscal period, the amount of cash on hand which the Board, in its sole discretion, deems available for distribution to the Members, taking into account all debts, liabilities and obligations of the Company then due and amounts which the Board, in its sole discretion, deems necessary to expend or retain for working capital or to place into reserves for customary and usual claims with respect to the Company’s operations, including to maintain compliance with regulatory requirements or contractual obligations under the financing or debt agreements of the Company and its subsidiaries.

“Award Agreement” means any award agreement entered into by the Company with a Service Provider to whom the Company issues Units in connection with the issuance to such Service Provider of such Units.

“BL Investors” has the meaning assigned thereto in the Stockholders Agreement.

“Blackstone Investors” has the meaning assigned thereto in the Stockholders Agreement.

“Board” or “Board of Managers” has the meaning assigned thereto in Section 3.01(a).

“Capital Account” means the separate capital account maintained for each Member in accordance with Section 5.03.

“Capital Contribution” means, with respect to any Member, the aggregate amount of money contributed to the Company and the Carrying Value of any property (other than money), net of any liabilities assumed by the Company upon contribution or to which such property is subject, contributed to the Company pursuant to Article V.

“Carrying Value” means, with respect to any Company asset, the asset’s adjusted basis for U.S. federal income tax purposes, except that the initial carrying value of assets contributed to the Company shall be their respective gross fair market values on the date of contribution as determined by the Board in its sole discretion, and the Carrying Values of all Company assets shall be adjusted to equal their respective fair market values, in accordance with the rules set forth in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), except as otherwise provided herein, as of: (a) the date of the acquisition of any additional limited liability company interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (b) the date of the distribution of more than a de minimis amount of Company assets to a Member; (c) the date a limited liability company interest in the Company is relinquished to the Company; or (d) any other date specified in the Treasury Regulations; provided, however, that adjustments pursuant to clauses (a), (b) (c) and (d) above shall be made only if such adjustments are deemed necessary or appropriate by the Board in its sole discretion to reflect the relative economic interests of the Members. The Carrying Value of any Company asset distributed to any Member shall be adjusted immediately before such distribution to equal its fair market value. In the case of any asset that has a Carrying Value that differs from its adjusted tax basis, Carrying Value shall be adjusted by the amount of depreciation calculated for purposes of the definition of “Profits” and “Losses” rather than the amount of depreciation determined for U.S. federal income tax purposes, and depreciation shall be calculated by reference to Carrying Value rather than tax basis once Carrying Value differs from tax basis.

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“Cause” with respect to any particular Service Provider has the meaning set forth in any effective Award Agreement, employment agreement or other written contract of engagement entered into between the Company and such Service Provider, or if none, then “Cause” means any of the following: (A) such Service Provider’s performing an act of dishonesty, fraud, theft, embezzlement or misappropriation involving such Service Provider’s employment with or service to the Company or any of its Subsidiaries or Affiliates, or a breach of the duty of loyalty to the Company or any of its Subsidiaries or Affiliates; (B) performing an act of race, sex, national origin, religion, disability, or age based discrimination or any other form of discrimination against a protected class under applicable state and federal law which after investigation, counsel to the Company reasonably concludes will result in liability being imposed on the Company, its Subsidiaries or Affiliates and/or such Service Provider; (C) such Service Provider’s material violation of Company or any of its Subsidiaries’ policies and procedures including, but not limited to, the Code of Business Conduct; (D) such Service Provider’s material noncompliance with any of the terms of this Agreement, any Award Agreement or any non-competition, non-solicitation, non-disparagement and/or non-disclosure obligations that such Service Provider is subject to, or an employment agreement; or (E) performing any criminal act resulting in a criminal felony charge brought against such Service Provider or a criminal conviction of such Service Provider (other than conviction of a minor traffic violation).

“Certificate” means the Certificate of Formation of the Company as filed in the office of the Secretary of State of the State of Delaware on July 1, 2020, as amended and/or restated from time to time.

“Class” means the classes of Units into which the limited liability company interests in the Company may be classified or divided from time to time by the Board in its sole discretion pursuant to the provisions of this Agreement. As of the Effective Date, the only Class of Units is the Class A Units. Subclasses within a Class shall not be separate Classes for purposes of this Agreement. For all purposes hereunder and under the Act, only such Classes expressly established under this Agreement, including by the Board in accordance with this Agreement, shall be deemed to be a class of Units. For the avoidance of doubt, to the extent that the Corporation holds limited liability company interests of any Class, the Corporation shall not be deemed to hold a separate Class of such interests from any other Member because it has the sole authority to appoint, remove and replace the Managers on the Board.

“Class A Units” means the Units designated as the “Class A Units” in this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Company” has the meaning set forth in the preamble of this Agreement.

“Company Minimum Gain” has the meaning ascribed to the term “partnership minimum gain” set forth in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

“Contingencies” has the meaning set forth in Section 9.03(a).

“Control” (including the terms “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

“Corporation” means Finance of America Companies Inc., a Delaware corporation, and its successors and permitted assigns.

“Credit Amount” has the meaning set forth in Section 4.01(b).

“Designated Individual” has the meaning set forth in Section 5.08.

“Dissolution Event” has the meaning set forth in Section 9.02.

“Encumbrance” means any mortgage, hypothecation, claim, lien, encumbrance, conditional sales or other title retention agreement, right of first refusal, preemptive right, pledge, option, charge, security interest or other similar interest, easement, judgment or imperfection of title of any nature whatsoever.

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“ERISA” means The Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agreement” means the Exchange Agreement, dated as of or about the Effective Date, among the Company, and the holders, other than the Corporation and/or its wholly owned subsidiaries of Units from time to time party thereto, as amended and/or restated from time to time.

“Exchange Transaction” means an exchange of Units for shares of Class A common stock of the Corporation, pursuant to and in accordance with, the Exchange Agreement or, if the Corporation and the exchanging Member shall mutually agree, a Transfer of Units to the Corporation, the Company or any of their subsidiaries for shares of Class A common stock of the Corporation or other consideration otherwise than pursuant to, and in accordance with, the Exchange Agreement.

“Existing Agreement” has the meaning set forth in the recitals of this Agreement.

“Final Tax Amount” has the meaning set forth in Section 4.01(b).

“Fiscal Year” means, unless otherwise determined by the Board in its sole discretion in accordance with Section 11.12, (i) the period commencing upon the formation of the Company and ending on December 31, 2020 or (ii) any subsequent twelve-month period commencing on January 1 and ending on December 31.

“GAAP” means accounting principles generally accepted in the United States of America as in effect from time to time.

“Indemnitee” (a) the Corporation, (b) each Manager (including any former Manager), (c) any Person who is or was a Tax Matters Partner, Partnership Representative or Designated Individual, officer or director of the Corporation, or Officer, (d) any Person that is required to be indemnified by the Corporation as an “indemnitee” in accordance with the Bylaws of the Corporation as in effect from time to time, (e) any officer or director of the Corporation or officer of the Company who is or was serving at the request of the Corporation or the Company as an officer, director, employee, member, Member, Tax Matters Partner, Partnership Representative or Designated Individual, agent, fiduciary or trustee of another Person; provided, that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services, (f) any Officer or other Person the Corporation or the Board, in its sole discretion, designates in writing as an “Indemnitee” for purposes of this Agreement and (g) any heir, executor or administrator with respect to Persons named in clauses (a) through (f).

“Law” means any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order issued or promulgated by any national, supranational, state, federal, provincial, local or municipal government or any administrative or regulatory body with authority therefrom with jurisdiction over the Company or any Member, as the case may be.

“Liquidation Agent” has the meaning set forth in Section 9.03.

“LTIP Plan” means the UFG Holdings LLC Management Long-Term Incentive Plan, effective as of January 1, 2015, as it may be amended, restated, supplemented and/or otherwise modified from time to time.

“Manager” means a person appointed to the Board from time to time by the Corporation, in his, her or their capacity as a manager of the Company.

“Member” means each Person from time to time admitted as a member of the Company in accordance with this Agreement, so long as such Person is listed as a Member in the Schedule of Members, and, for purposes of Sections 8.01, 8.02, 8.03, 8.04, 8.05 and 8.06, any Personal Planning Vehicle of such Member, in each case, in such Person’s capacity as a member of the Company.

“Member Nonrecourse Debt Minimum Gain” means an amount with respect to each partner nonrecourse debt (as defined in Treasury Regulations Section 1.704-2(b)(4)) equal to the Company

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Minimum Gain that would result if such partner nonrecourse debt were treated as a nonrecourse liability (as defined in Treasury Regulations Section 1.752-1(a)(2)) determined in accordance with Treasury Regulations Section 1.704-2(i)(3).

“Member Nonrecourse Deductions” has the meaning ascribed to the term “partner nonrecourse deductions” set forth in Treasury Regulations Section 1.704-2(i)(2).

“Net Taxable Income” has the meaning set forth in Section 4.01(b).

“Nonrecourse Deductions” has the meaning set forth in Treasury Regulations Section 1.704-2(b)(1). The amount of Nonrecourse Deductions of the Company for a Tax Year equals the net increase, if any, in the amount of Company Minimum Gain of the Company during that Tax Year, determined according to the provisions of Treasury Regulations Section 1.704-2(c).

“Officer” means each Person designated as an officer of the Company by the Board pursuant to and in accordance with the provisions of Section 3.09, subject to any resolutions of the Board appointing such Person as an officer of the Company or relating to such appointment.

“Partnership Audit Provisions” means Title XI, Section 1101, of the Bipartisan Budget Act of 2015, P.L. 114-74 (together with any subsequent amendments thereto, Treasury Regulations promulgated thereunder, and published administrative interpretations thereof, and any comparable provisions of state or local tax law).

“Partnership Representative” has the meaning set forth in Section 5.08.

“Person” means any individual, estate, corporation, partnership, limited liability partnership, limited partnership, limited liability limited partnership, limited liability company, limited company, joint venture, trust, unincorporated or governmental organization or any agency or political subdivision thereof.

“Personal Planning Vehicle” means, in respect of any Person that is a natural person, any other Person that is not a natural person designated as a “Personal Planning Vehicle” of such natural person in the Schedule of Members.

“Primary Indemnification” has the meaning set forth in Section 10.03(a).

“Principal Stockholders” has the meaning assigned to such term in the Stockholders Agreement.

“Proceeding” has the meaning set forth in Section 10.03(a).

“Profits” and “Losses” means, for each Fiscal Year or other period, the taxable income or loss of the Company, or particular items thereof, determined in accordance with the accounting method used by the Company for U.S. federal income tax purposes with the following adjustments: (a) all items of income, gain, loss or deduction allocated pursuant to Section 5.05 shall not be taken into account in computing such taxable income or loss; (b) any income of the Company that is exempt from U.S. federal income taxation and not otherwise taken into account in computing Profits and Losses shall be added to such taxable income or loss; (c) if the Carrying Value of any asset differs from its adjusted tax basis for U.S. federal income tax purposes, any gain or loss resulting from a disposition of such asset shall be calculated with reference to such Carrying Value; (d) upon an adjustment to the Carrying Value (other than an adjustment in respect of depreciation) of any asset, pursuant to the definition of Carrying Value, the amount of the adjustment shall be included as gain or loss in computing such taxable income or loss; (e) if the Carrying Value of any asset differs from its adjusted tax basis for U.S. federal income tax purposes, the amount of depreciation, amortization or cost recovery deductions with respect to such asset for purposes of determining Profits and Losses, if any, shall be an amount which bears the same ratio to such Carrying Value as the U.S. federal income tax depreciation, amortization or other cost recovery deductions bears to such adjusted tax basis (provided that if the U.S. federal income tax depreciation, amortization or other cost recovery deduction is zero, the Board may use any reasonable method for purposes of determining depreciation, amortization or other cost recovery deductions in calculating Profits and Losses); and (f) except for items in (a) above, any expenditures of the Company not deductible in computing taxable income or loss, not properly capitalizable

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and not otherwise taken into account in computing Profits and Losses pursuant to this definition shall be treated as deductible items.

“Schedule of Members” has the meaning set forth in Section 7.02(a).

“Section 6226 Election” has the meaning set forth in Section 5.08.

“Service Provider” means any Member (in his, her or its individual capacity) or other Person, who at the time in question, is employed by or providing services to the Corporation, the Company or any of its subsidiaries other than in his, her or its capacity as a director of the Corporation or a Manager; provided, however, that in no event shall Brian Libman, any of the BL Investors or any other Principal Stockholder be deemed a “Service Provider” for purposes of this Agreement.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Similar Law” means any law or regulation that could cause the underlying assets of the Company to be treated as assets of the Member by virtue of its limited liability company interest in the Company and thereby subject the Company, the Board or the Corporation (or other persons responsible for the investment and operation of the Company’s assets) to laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code.

“Stockholders Agreement” means the stockholders agreement dated as of or about the date hereof among the Corporation and the stockholders from time to time party thereto, and the other parties thereto, as amended from time to time.

“Subsidiary” means, with respect to any Person, another Person, an amount of the voting securities, other than voting rights or voting partnership interest of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, more than 50% of the equity interest of which) is owned directly or indirectly by such first person (collectively, “Subsidiaries”).

“Tax Advances” has the meaning set forth in Section 5.07.

“Tax Amount” has the meaning set forth in Section 4.01(b).

“Tax Distributions” has the meaning set forth in Section 4.01(b).

“Tax Receivable Agreements” means, collectively, the Tax Receivable Agreements, dated as of or about the date hereof, among the Corporation and the other parties from time to time party thereto, as amended and/or restated from time to time.

“Total Percentage Interest” means, with respect to any Member, the quotient obtained by dividing the number of Units (vested and unvested) then owned by such Member by the number of Units (vested and unvested) then owned by all Members; provided, that the calculation of Total Percentage Interest shall exclude from both the numerator and the denominator any Units to the extent they are not then eligible to receive distributions or other payments as set forth in the Schedule of Members.

“Transaction Agreement” means the Transaction Agreement, dated as of October 12, 2020, by and among Replay Acquisition Corp., the Corporation, the Company and the other parties thereto, as the same may be amended and/or restated from time to time.

“Transfer” means, in respect of any Unit, property or other asset, any sale, assignment, transfer, distribution, exchange, mortgage, pledge, hypothecation or other disposition thereof, whether voluntarily or by operation of Law, directly or indirectly, in whole or in part, including, without limitation, the exchange of any Unit for any other security.

“Transferee” means any Person that is a permitted transferee of a Member’s limited liability company interest in the Company or part thereof.

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“Treasury Regulations” means the income tax regulations, including temporary and proposed regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“UFG Holdings” has the meaning set forth in the recitals of this Agreement.

“Unit Certificate” has the meaning set forth in Section 7.02(c).

“Units” means the Class A Units and any other Class or series of Units that is established in accordance with this Agreement, which shall constitute limited liability company interests in the Company and entitle the Members holding such Class or series of Units to the relative rights, title and interests in the profits, losses, deductions and credits of the Company at any particular time as set forth in this Agreement, and any and all other benefits to which a Member may be entitled as a Member as provided in this Agreement, together with the obligations of such Member to comply with all terms and provisions of this Agreement.

“Unvested Units” means those Units from time to time listed as unvested Units in Schedule of Members, which, for the avoidance of doubt, shall not include those Units issued by the Company pursuant to Section 3.04 of the Transaction Agreement.

“Vested Percentage Interest” means, with respect to any Member, the quotient obtained by dividing the number of Vested Units then owned by such Member by the number of Vested Units then owned by all Members.

“Vested Units” means those Units that are not Unvested Units.

ARTICLE II

FORMATION, TERM, PURPOSE AND POWERS

Section 2.01. Formation. The Company was formed as a limited liability company under the provisions of the Act by the filing of the Certificate on July 1, 2020. If requested by the Board, the Members shall promptly execute all certificates and other documents consistent with the terms of this Agreement necessary for the Board to accomplish all filing, recording, publishing and other acts as may be appropriate to comply with all requirements for (a) the formation and operation of a limited liability company under the laws of the State of Delaware, (b) if the Board in its sole discretion deems it advisable, the operation of the Company as a limited liability company, or entity in which the Members have limited liability, in all jurisdictions where the Company proposes to operate and (c) all other filings required to be made by the Company. The rights, powers, duties, obligations and liabilities of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the fullest extent permitted by the Act, control. The execution, delivery and filing of the Certificate and each amendment thereto is hereby ratified, approved and confirmed by the Members.

Section 2.02.    Name. The name of the Company shall be, and the business of the Company shall be conducted under the name of “Finance of America Equity Capital LLC,” and all Company business shall be conducted in that name or in such other names that comply with applicable law as the Board in its sole discretion may select from time to time. Subject to the Act, the Board in its sole discretion may change the name of the Company (and amend this Agreement to reflect such change) at any time and from time to time without the consent of any other Person. Prompt notification of any such change shall be given to all Members.

Section 2.03.    Term. The term of the Company commenced on the date of the filing of the initial Certificate, and the term shall continue until the dissolution of the Company in accordance with Article IX. The existence of the Company shall continue until cancellation of the Certificate in the manner required by the Act.

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Section 2.04.    Offices. The Company may have offices at such places either within or outside the State of Delaware as the Board from time to time may select in its sole discretion. As of the date hereof, the principal place of business and the office of the Company is located at 909 Lake Carolyn Parkway, Suite 1550, Irving, Texas 75039.

Section 2.05.    Agent for Service of Process; Existence and Good Standing; Foreign Qualification.

(a)    The registered office of the Company in the State of Delaware shall be located at 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of the registered agent of the Company for service of process on the Company in the State of Delaware at such address shall be Corporation Service Company. The Board may from time to time change the Company’s registered agent and/or address of such agent, in the State of Delaware, which change in registered and address shall be effective upon the filing of a certificate of amendment to certificate of formation or an amended and restated certificate of formation with the Secretary of State of the State of Delaware and shall not require amendment to this Agreement.

(b)    The Board in its sole discretion may take all action which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Delaware (and of each other jurisdiction in which such existence is necessary to enable the Company to conduct the business in which it is engaged) and (ii) for the maintenance, preservation and operation of the business of the Company in accordance with the provisions of this Agreement and applicable laws and regulations. The Board in its sole discretion may file or cause to be filed for recordation in the proper office or offices in each other jurisdiction in which the Company is formed or qualified, such certificates (including certificates of formation and fictitious name certificates) and other documents as are required by the applicable statutes, rules or regulations of any such jurisdiction or as are required to reflect the identity of the Members. The Board in its sole discretion may cause the Company to comply, to the extent procedures are available and those matters are reasonably within the control of the Officers, with all requirements necessary to qualify the Company to do business in any jurisdiction other than the State of Delaware.

Section 2.06.    Business Purpose. The Company was formed for the object and purpose of, and the nature and character of the business to be conducted by the Company is, engaging in any lawful act or activity for which limited liability companies may be formed under the Act.

Section 2.07.    Powers of the Company. Subject to the limitations set forth in this Agreement, the Company shall possess and may exercise all of the powers and privileges granted to it by the Act including, without limitation, the ownership and operation of the assets and other property contributed to the Company by the Members, by any other Law or this Agreement, together with all powers incidental thereto, so far as such powers are necessary or convenient to the conduct, promotion or attainment of the purpose of the Company set forth in Section 2.06.

Section 2.08.    Members; Reclassification; Admission of New Members. Each of the Persons listed in the Schedule of Members (as of the Effective Date), by virtue of such Person’s execution of the Existing Agreement or this Agreement (including by use of a power of attorney), are admitted as members of the Company. Prior to the effectiveness of this Agreement, all of the issued and outstanding limited liability company interests in the Company have been reclassified into a total number of Class A Units as set forth in the Schedule of Members (as of the Effective Date), and the respective number of Class A Units held by each Member at the effective time of this Agreement is as set forth in the Schedule of Members (as of the Effective Date). The rights, duties and liabilities of the Members shall be as provided in the Act, except as is otherwise expressly provided in this Agreement, and the Members consent to the variation of such rights, duties and liabilities as provided in this Agreement. Subject to Section 8.09 with respect to substitute members of the Company, a Person may be admitted from time to time as a new member of the Company with the written consent of the Board in its sole discretion. Each new member of the Company shall execute and deliver to the Board an instrument pursuant to which the new member of the Company agrees to be bound by the terms and conditions of this Agreement.

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Section 2.09.    Resignation. No Member shall have the right to resign as a member of the Company other than following the Transfer of all Units owned by such Member in accordance with Article VIII.

Section 2.10.    Investment Representations of Members and Assignees. Each Member and Assignee hereby represents, warrants and acknowledges to the Company that: (a) such Member has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Company and is making an informed investment decision with respect thereto; (b) such Member is acquiring interests in the Company for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof; and (c) the execution, delivery and performance of this Agreement have been duly authorized by such Member.

ARTICLE III

MANAGEMENT

Section 3.01.    Board of Managers

(a)    The business, property and affairs of the Company shall be managed by or under the sole, absolute and exclusive direction of a board of three or more Managers appointed by the Corporation in its sole discretion (the “Board”), which may from time to time delegate authority to Officers or to Persons to act on behalf of the Company. The Corporation may determine at any time in its sole discretion the number of Managers to constitute the Board. The authorized number of Managers may be increased or decreased by the Corporation at any time in its sole discretion. The initial number of Managers shall be three. Each Manager appointed by the Corporation shall hold office until a successor is elected and qualified or until such Manager’s earlier death, resignation, or removal. The initial Managers designated by the Corporation are listed on Schedule A hereto.

(b)    Without limiting the foregoing provisions of this Section 3.01, the Board shall have the general power to manage or cause the management of the Company (which may be delegated to Officers to act on behalf of the Company), including, without limitation, the following powers:

(i)    to develop and prepare a business plan each year which will set forth the operating goals and plans for the Company;

(ii)    to execute and deliver or to authorize the execution and delivery of contracts, deeds, leases, licenses, instruments of transfer and other documents on behalf of the Company;

(iii)    to make any expenditures, to lend or borrow money, to assume or guarantee, or otherwise contract for, indebtedness and other liabilities, to issue evidences of indebtedness and to incur any other obligations on behalf of the Company;

(iv)    to establish and enforce limits of authority and internal controls with respect to all personnel and functions of the Company;

(v)    to engage attorneys, consultants and accountants for the Company;

(vi)    to develop or cause to be developed accounting procedures for the maintenance of the Company’s books of account; and

(vii)    to do all such other lawful acts as shall be authorized in this Agreement, the Act or by the Members in writing from time to time.

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Section 3.02.    Meetings of the Board. The Board may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board. Special meetings of the Board may be called by any Manager on not less than one day’s notice to each other Manager by telephone, facsimile, mail, telegram, electronic mail or any other means of communication.

Section 3.03.    Quorum: Acts of the Board. At all meetings of the Board, a majority of the Managers then in office shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the Managers then in office shall be the act of the Board. If a quorum shall not be present at any meeting of the Board, the Managers present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be.

Section 3.04.    Remote Communication. Members of the Board, or any committee designated by the Board, may participate in meetings of the Board, or any committee, by means of telephone conference or other electronic communications equipment that allows all Persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in person at the meeting. If all the participants are participating by telephone conference or other electronic communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company.

Section 3.05.    Compensation of Managers; Expenses. The Managers shall be entitled compensation for their services as Managers as determined by the Corporation in its sole discretion. Managers shall be paid their expenses, if any, of attendance at meetings of the Board or any committee thereof. No such payment shall preclude any Manager from serving the Company in any other capacity and receiving compensation therefor.

Section 3.06.    Removal of Managers. Any Manager or the entire Board may be removed, with or without cause, at any time by the Corporation in its sole discretion, and, any vacancy caused by any such removal may be filled by the Corporation in its sole discretion.

Section 3.07.    Managers as Agents. To the extent of their powers set forth in this Agreement, the Managers are agents of the Company for the purpose of the Company’s business, and the actions of the Managers taken in accordance with such powers set forth in this Agreement shall bind the Company. Notwithstanding the last sentence of Section 18-402 of the Act, except as provided in this Agreement or in a resolution of the Board, a Manager may not bind the Company.

Section 3.08.    Company Expenses; Reimbursement of Corporation’s Expenses.

(a)    The Company shall pay, or cause to be paid, all costs, fees, operating expenses and other expenses of the Company (including the costs, fees and expenses of attorneys, accountants or other professionals) incurred in pursuing and conducting, or otherwise related to, the activities of the Company.

(b)    The Company shall also, in the sole discretion of the Corporation, bear and/or reimburse the Corporation for (i) any costs, fees, expenses or other obligations incurred by the Corporation in connection with the operation of the Company’s business (including expenses allocated to the Corporation by its Affiliates), (ii) any costs, fees, expenses or other obligations allocable to the Company or incurred by the Corporation related to the business and affairs of the Corporation that are conducted through the Company and/or any one or more of its subsidiaries, including, without limitation, (A) costs, fees, expenses and other obligations that relate to the business and affairs of the Company and/or its subsidiaries and that also relate to other activities of the Corporation, (B) operating, administrative and other similar costs, fees, expenses and obligations incurred by the

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Corporation, (C) compensation and meeting costs, fees, expenses and other obligations of any board of directors, committee of the board of directors or similar body of the Corporation, and the Board and any committee of the Board, (D) any salary, bonus, incentive compensation and other amounts paid to any Person, including Affiliates of the Corporation, to perform services for the Company, (E) costs, fees, expenses and other obligations, including damages, arising from litigation, (F) costs, fees or expenses of legal, tax, accounting and other professional advisors, (G) costs, fees, expenses and other obligations (including any underwriters discounts and commissions) related to any securities offering (whether or not successful) authorized by the Corporation, (H) costs, fees, expenses and other obligations incurred in connection with the maintenance of the Corporation, including those related to being a public company listed on a national securities exchange, and (I) franchise taxes (except to the extent such franchise taxes are based on or measured with respect to net income or profits); provided, however, that the Company shall not pay or bear any income tax obligations of the Corporation or any obligations of the Corporation under the Tax Receivable Agreements. Reimbursements pursuant to this Section 3.08(b) shall be in addition to (but without duplication of) any indemnification or advancement of expenses made to the Board pursuant to Section 10.03.

Section 3.09.    Officers. Subject to the direction and oversight of the Board, the day-to-day administration of the business of the Company may be carried out by individuals who may be designated as officers by the Board, with titles including but not limited to “assistant secretary,” “assistant treasurer,” “chairman,” “chief executive officer,” “chief financial officer,” “chief operating officer,” “chief legal officer,” “director,” “general counsel,” “general manager,” “managing director,” “president,” “principal accounting officer,” “secretary,” “senior chairman,” “senior managing director,” “treasurer,” “vice chairman,” “executive vice president” or “vice president,” and as to the extent authorized by the Board in its sole discretion. The officers of the Company shall have such titles and powers and perform such duties as shall be determined from time to time by the Board and otherwise as shall customarily pertain to such offices. Any number of offices may be held by the same individual. In its sole discretion, the Board may choose not to fill any office for any period as it may deem advisable. All Officers and other Persons providing services to or for the benefit of the Company shall be subject to the supervision and direction of the Board and may be removed, with or without cause, from such office by the Board and the authority, duties or responsibilities of any Officer or any employee, agent of the Company may be suspended by the Board from time to time, in each case in the sole discretion of the Board. The Board shall not cease to be managers of the Company as a result of the delegation of any duties hereunder. No Officer, in his or her capacity as such, shall be considered a manager of the Company by agreement, as a result of the performance of his or her duties hereunder or otherwise.

Section 3.10.    Authority of Members. No Member (other than the Corporation), in its capacity as such, shall participate in or have any control over the management or business of the Company. Except as expressly provided in this Agreement, the Units do not confer any rights upon the Members to participate in the affairs of the Company described in this Agreement. Except as expressly provided in this Agreement, no Member (other than the Corporation) shall have any right to vote on any matter involving the Company, including with respect to any merger, consolidation, combination, conversion or division of the Company, or any other matter that a Member might otherwise have the ability to vote on or consent with respect to under the Act, at law, in equity or otherwise. Except with respect to the rights of the Corporation hereunder, the conduct, control and management of the Company shall be vested exclusively in the Board. Except with respect to the rights of the Corporation hereunder, in all matters relating to or arising out of the conduct of the operation of the Company, the decision of the Board shall be the decision of the Company. Except as required or permitted by Law, or expressly provided in the ultimate sentence of this Section 3.10 or by separate agreement with the Company, no Member (other than the Corporation as set forth herein) shall take any part in the management or control of the operation or business of the Company, in its capacity as a Member, nor shall any Member (other than the Corporation as set forth herein) have any right, authority or power to act for or on behalf of or bind the Company in his or its capacity as a Member in any respect or assume any obligation or responsibility of the Company or of any other Member. Notwithstanding the foregoing, the Company may from time to time appoint one or more Persons who are Members as Officers or employ one or more Persons who are Members as employees, and such Persons, in their capacity as Officers or employees of the Company (and not, for clarity, in their capacity as members of the

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Company), may take part in the control and management of the business of the Company to the extent such authority and power to act for or on behalf of the Company has been delegated to them by the Board.

Section 3.11.    Action by Written Consent or Ratification. Any action required or permitted to be taken by the Members pursuant to this Agreement shall be deemed to be taken if the Members whose consent or ratification is required consent thereto or provide a consent or ratification in writing.

ARTICLE IV

DISTRIBUTIONS

Section 4.01.    Distributions

(a)    The Board, in its sole discretion, may authorize distributions by the Company to the Members who are listed as Members on the Schedule of Members as of the date the distribution is made, which distributions shall be made pro rata in accordance with such Members’ respective Total Percentage Interests on the date the distribution is made.

(b)    (i) In addition to Section 4.01(a), if the Board reasonably determines that the taxable income of the Company for a Tax Year will give rise to taxable income for the Members (“Net Taxable Income”), the Board shall cause the Company to distribute Available Cash in respect of income tax liabilities (the “Tax Distributions”) to the extent that other distributions made by the Company for such year were otherwise insufficient to cover such tax liabilities. The aggregate Tax Distributions payable with respect to any Fiscal Year shall be computed based upon the Board’s estimate of the allocable Net Taxable Income in accordance with Article V, multiplied by the Assumed Tax Rate (the “Tax Amount”) and shall be made to Members pro rata in accordance with the Members’ respective Total Percentage Interest on the date the Tax Distribution is made. Any Tax Distributions made pursuant to this Section 4.01(b) shall be made to the Members who are listed as Members on the Schedule of Members as of the date the distribution is made. For purposes of computing the Tax Amount, the Net Taxable Income shall be determined without regard to (i) any special adjustments of tax items required as a result of any election under Section 754 of the Code, including adjustments required by Sections 734 and 743 of the Code, or (ii) any deductions attributable to payments under the LTIP that are funded by the direct or indirect owners of the Company.

(ii) Tax Distributions shall be calculated and paid no later than one day prior to each quarterly due date for the payment by corporations on a calendar year of estimated taxes under the Code in the following manner: (A) for the first quarterly period, 25% of the Tax Amount, (B) for the second quarterly period, 50% of the Tax Amount, less the prior Tax Distributions for the Fiscal Year, (C) for the third quarterly period, 75% of the Tax Amount, less the prior Tax Distributions for the Fiscal Year and (D) for the fourth quarterly period, 100% of the Tax Amount, less the prior Tax Distributions for the Fiscal Year; provided that the Board may recalculate the Tax Amount prior to any quarterly payment as determined in its reasonable discretion. Following each Fiscal Year, and no later than one day prior to the due date for the payment by corporations of income taxes for such Tax Year, the Board shall make an amended calculation of the Tax Amount for such Tax Year (the “Amended Tax Amount”), and shall cause the Company to distribute a Tax Distribution, out of Available Cash, to the extent that the Amended Tax Amount so calculated exceeds the cumulative Tax Distributions previously made by the Company in respect of such Tax Year. If the Amended Tax Amount is less than the cumulative Tax Distributions previously made by the Company in respect of the relevant Tax Year, then the difference (the “Credit Amount”) shall be applied against, and shall reduce, the amount of Tax Distributions made for subsequent Tax Years. Within 30 days following the date on which the Company files a tax return on Form 1065, the Board shall make a final calculation of the Tax Amount of such Tax Year (the “Final Tax Amount”) and shall cause the Company to distribute a Tax Distribution, out of Available Cash, to the extent that the Final Tax Amount so calculated exceeds the Amended Tax Amount. If the Final Tax Amount is less than the Amended Tax Amount in respect of the relevant Tax Year, then the difference (“Additional Credit Amount”) shall be applied against, and shall

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reduce, the amount of Tax Distributions made for subsequent Tax Years. Any Credit Amount and Additional Credit Amount applied against future Tax Distributions shall be treated as an amount actually distributed pursuant to this Section 4.01(b) for purposes of the computations herein. Notwithstanding the foregoing, to the extent there is Available Cash, the total distributions paid to the Corporation (in its capacity as a member of the Company) pursuant to Section 4.01(a) or Section 4.01(b) with respect to a Tax Year shall not be less than the sum of any U.S. federal, state, local and foreign tax obligations owed by the Corporation for such Tax Year (other than any obligations to remit any amounts withheld from payments to third parties).

(c)    If all or a portion of a Member’s Units are Transferred, and the Transferee is admitted as a substitute Member of the Company pursuant to Section 8.09, then the transferor shall have no further right to receive any further distributions pursuant to this Section 4.01 in respect of such Units and any subsequent Tax Distributions to the Transferee shall be determined with regard to amounts previously distributed to the transferor in respect of the same Fiscal Year.

Section 4.02.    Liquidation Distribution. Distributions made upon dissolution of the Company shall be made as provided in Section 9.03.

Section 4.03.    Limitations on Distribution. Notwithstanding any provision to the contrary contained in this Agreement, the Company, and the Board on behalf of the Company, shall not make a distribution to any Member if such distribution would violate Section 18-607 of the Act or other applicable Law.

ARTICLE V

CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS;

TAX ALLOCATIONS; TAX MATTERS

Section 5.01.    Initial Capital Contributions. The Members have made, on or prior to the date hereof, Capital Contributions and, in exchange, the Company has issued to the Members the number of Class A Units as specified in the Schedule of Members (as of the Effective Date).

Section 5.02.    No Additional Capital Contributions. Except as otherwise provided in this Article V, no Member shall be required to make additional Capital Contributions to the Company without the consent of such Member or permitted to make additional capital contributions to the Company without the consent of the Board, which may be granted or withheld in the Board’s sole discretion.

Section 5.03.    Capital Accounts. A separate capital account (a “Capital Account”) shall be established and maintained for each Member in accordance with the provisions of Treasury Regulations Section 1.704-1(b)(2)(iv). The Capital Account of each Member shall be credited with such Member’s Capital Contributions, if any, all Profits allocated to such Member pursuant to Section 5.04 and any items of income or gain which are specially allocated pursuant to Section 5.05; and shall be debited with all Losses allocated to such Member pursuant to Section 5.04, any items of loss or deduction of the Company specially allocated to such Member pursuant to Section 5.05, and all cash and the Carrying Value of any property (net of liabilities assumed by such Member and the liabilities to which such property is subject) distributed by the Company to such Member. Any references in any section of this Agreement to the Capital Account of a Member shall be deemed to refer to such Capital Account as the same may be credited or debited from time to time as set forth above. In the event of any Transfer of any Units in accordance with the terms of this Agreement, the Transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Units.

Section 5.04.    Allocations of Profits and Losses. Except as otherwise provided in this Agreement, Profits and Losses (and, to the extent necessary, individual items of income, gain or loss or deduction of the Company) shall be allocated in a manner such that the Capital Account of each Member after giving effect to the special

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allocations set forth in Section 5.05 is, as nearly as possible, equal (proportionately) to (i) the distributions that would be made pursuant to Article IX if the Company were dissolved, its affairs wound up and its assets sold for cash equal to their Carrying Value in a hypothetical liquidation, all Company liabilities were satisfied (limited with respect to each non-recourse liability to the Carrying Value of the assets securing such liability) and the net assets of the Company were distributed to the Members pursuant to this Agreement, minus (ii) such Member’s share of Company Minimum Gain and Member Nonrecourse Debt Minimum Gain, computed immediately prior to the hypothetical sale of assets; provided, that for purposes of this Article V, each Unvested Unit shall be treated as a Vested Unit, it being understood that where vesting is dependent upon the economic performance of the Company, any applicable Unvested Units shall be treated as Vested Units only to the extent such Unvested Units would become Vested Units in connection with such hypothetical liquidation. Notwithstanding the foregoing, such allocations may be adjusted as reasonably deemed necessary by the Board, acting in good faith, to give economic effect to the provisions of this Agreement.

Section 5.05.    Special Allocations. Notwithstanding any other provision in this Article V:

(a)    Minimum Gain Chargeback. If there is a net decrease in Company Minimum Gain or Member Nonrecourse Debt Minimum Gain (determined in accordance with the principles of Treasury Regulations Sections 1.704-2(d) and 1.704-2(i)) during any Company Tax Year, the Members shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to their respective shares of such net decrease during such year, determined pursuant to Treasury Regulations Sections 1.704-2(g) and 1.704-2(i)(5). The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2(f). This Section 5.05(a) is intended to comply with the minimum gain chargeback requirements in such Treasury Regulations Sections and shall be interpreted consistently therewith; including that no chargeback shall be required to the extent of the exceptions provided in Treasury Regulations Sections 1.704-2(f) and 1.704-2(i)(4).

(b)    Qualified Income Offset. If any Member unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate the deficit balance in such Member’s Adjusted Capital Account Balance created by such adjustments, allocations or distributions as promptly as possible; provided that an allocation pursuant to this Section 5.05(b) shall be made only to the extent that a Member would have a deficit Adjusted Capital Account Balance in excess of such sum after all other allocations provided for in this Article V have been tentatively made as if this Section 5.05(b) were not in this Agreement. This Section 5.05(b) is intended to comply with the “qualified income offset” requirement of the Code and shall be interpreted consistently therewith.

(c)    Gross Income Allocation. If any Member has a deficit Capital Account at the end of any Tax Year which is in excess of the sum of (i) the amount such Member is obligated to restore, if any, pursuant to any provision of this Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and 1.704-2(i)(5), each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible; provided that an allocation pursuant to this Section 5.05(c) shall be made only if and to the extent that a Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article V have been tentatively made as if Section 5.05(b) and this Section 5.05(c) were not in this Agreement.

(d)    Nonrecourse Deductions. Nonrecourse Deductions shall be allocated to the Members in accordance with their respective Total Percentage Interests.

(e)    Member Nonrecourse Deductions. Member Nonrecourse Deductions for any taxable period shall be allocated to the Member who bears the economic risk of loss with respect to the liability to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(j).

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(f)    LTIP Deductions. Any deductions attributable to the LTIP Plan shall be allocated to the Members as of immediately prior to the Closing who directly or indirectly bore the cost of the applicable payment pursuant to the LTIP Plan. For the avoidance of doubt, no deduction attributable to the LTIP Plan shall be allocated to the Corporation or any of its Subsidiaries, except to the extent attributable to a payment pursuant to the LTIP Plan that is borne by the Blocker GP or the Blocker Shareholders.

(g)    Ameliorative Allocations. Any special allocations of income or gain pursuant to Sections 5.05(b) or 5.05(c) shall be taken into account in computing subsequent allocations pursuant to Section 5.04 and this Section 5.05(g), so that the net amount of any items so allocated and all other items allocated to each Member shall, to the fullest extent possible, be equal to the net amount that would have been allocated to each Member if such allocations pursuant to Sections 5.05(b) or 5.05(c) had not occurred.

Section 5.06.    Tax Allocations. For U.S. federal income tax purposes, each item of income, gain, loss and deduction of the Company shall be allocated among the Members in the same manner as the corresponding items of Profits and Losses and specially allocated items are allocated for Capital Account purposes; provided that in the case of any asset the Carrying Value of which differs from its adjusted tax basis for U.S. federal income tax purposes, income, gain, loss and deduction with respect to such asset shall be allocated solely for income tax purposes in accordance with the principles of Sections 704(b) and (c) of the Code (in any manner permitted by the Code and Treasury Regulations, as determined by the Board, with the prior consent of (i) the BL Investors holding a majority of the then outstanding Class A Units held by all BL Investors and (ii) the Blackstone Investors holding a majority of the then outstanding Class A Units held by all Blackstone Investors) so as to take account of the difference between Carrying Value and adjusted basis of such asset using such methods as are determined by the Board and which are permitted by Treasury Regulations Section 1.704-3. Notwithstanding the foregoing, such allocations may be adjusted as reasonably deemed necessary by the Board, acting in good faith, to give economic effect to the provisions of this Agreement.

Section 5.07.    Tax Advances. To the extent the Board reasonably believes that the Company is required by Law to withhold or to make tax payments on behalf of or with respect to any Member or the Company is subjected to tax itself by reason of the status of any Member (including any taxes paid pursuant to Section 6225 of the Code) (“Tax Advances”), the Board may cause the Company to withhold such amounts and cause the Company to make such tax payments as so required. All Tax Advances made on behalf of a Member shall be repaid by reducing the amount of the current or next succeeding distribution or distributions which would otherwise have been made to such Member (including Tax Distributions) or, if such distributions are not sufficient for that purpose, by so reducing distributions upon dissolution of the Company otherwise payable to such Member. For all purposes of this Agreement, such Member shall be treated as having received the amount of the distribution that is equal to the Tax Advance. Each Member hereby agrees, to the fullest extent permitted by applicable Law, to indemnify and hold harmless the Company and the other Members from and against any liability (including, without limitation, any liability for taxes, penalties, additions to tax or interest other than any penalties, additions to tax or interest imposed as a result of the Company’s failure to withhold or make a tax payment on behalf of such Member which withholding or payment is required pursuant to applicable Law, but only to the extent amounts sufficient to pay such taxes were not timely distributed to the Member pursuant to Section 4.01(b)) with respect to income attributable to or distributions or other payments to such Member. To the fullest extent permitted by applicable Law and notwithstanding anything in this Agreement to the contrary, each Member hereby agrees, to the fullest extent permitted by applicable Law, to indemnify and hold harmless the Company and the other Members from and against any liability (including any liability for taxes, penalties, additions to Tax or interest) with respect to any such Tax Advance with respect to a Member. The obligation of a Member set forth in this Section 5.07 shall, to the fullest extent permitted applicable Law, survive the withdrawal of a Member from the Company or any Transfer of a Member’s Units.

Section 5.08.    Tax Matters. For Tax Years beginning on or before December 31, 2017, the Corporation shall act or appoint a “tax matters partner” within the meaning of Section 6231(a)(7) of the Code (prior to amendment by the Partnership Audit Provisions) (the “Tax Matters Partner”). For Tax Years beginning on or

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after January 1, 2018, the Corporation shall act as or designate a Person to act as the “partnership representative” pursuant to the Partnership Audit Provisions (the “Partnership Representative”) and a “designated individual” within the meaning of Treasury Regulation Section 301.6223-1(b) (the “Designated Individual”); and each such Person shall have the power to exercise any and all rights that it is or may be entitled to exercise in such capacity. The Partnership Representative shall keep the other Members reasonably informed as to any material tax actions, examinations or proceedings relating to the Company and shall submit to the other Members, for their review and comment, any material settlement or compromise offer with respect to any disputed item of income, gain, loss, deduction or credit of the Company. The Members shall cooperate as reasonably requested by the Partnership Representative in connection with any election or decision made by the Partnership Representative acting in that capacity (including by filing amended tax returns and providing information requested). In the event the Company incurs or is required to pay any liability for taxes, interest or penalties pursuant to the Partnership Audit Provisions, then, to the extent such election is in the best interests of the Company and the Members, the Partnership Representative shall cause the Company to make an election under Section 6226 of the Code (a “Section 6226 Election”), if available; provided, however, that the Partnership Representative shall cause the Company to make a Section 6226 Election with respect to all periods subject to the Partnership Audit Provisions prior to the admission of the Corporation as a member of the Company and for the period in which the Corporation is first admitted as a member of the Company. If a Section 6226 Election is made, the Partnership Representative shall provide to the Members the Members’ respective shares of any adjustment to income, gain, loss, deduction or credit (as determined in the notice of final partnership adjustment). If a Section 6226 Election is not available or such election is not in the best interests of the Company and the Members, then: (i) the Partnership Representative shall use reasonable efforts to reduce under Section 6225(c) of the Code any Company-level assessment under the Partnership Audit Provisions to reflect the particular tax status of any Member (or its constituent owners); and (ii) the Members (including any former Member) to whom such liability relates shall, to the fullest extent permitted by applicable Law, indemnify the Company and other Members from and against such liability pursuant to Section 5.07.

Section 5.09.    Other Allocation Provisions. Certain of the foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such regulations. In addition to amendments effected in accordance with Section 11.12 or otherwise in accordance with this Agreement, Sections 5.03, 5.04 and 5.05 (other than Section 5.05(f)) may also, so long as any such amendment does not materially change the relative economic interests of the Members, be amended at any time by the Board if necessary, in the opinion of tax counsel to the Company, to comply with such regulations or any applicable Law; provided that no such amendment that would adversely impact (i) the BL Investors may be made without the prior written consent of the BL Investors holding a majority of the then outstanding Class A Units held by all BL Investors and (ii) the Blackstone Investors may be made without the prior written consent of the Blackstone Investors holding a majority of the then outstanding Class A Units held by all Blackstone Investors.

ARTICLE VI

BOOKS AND RECORDS; REPORTS

Section 6.01.    Books and Records

(a)    At all times during the continuance of the Company, the Company shall prepare and maintain separate books of account for the Company in accordance with GAAP.

(b)    Except as limited by Section 6.01(c), each Member shall have the right to receive, for a purpose reasonably related to such Member’s interest as a Member, to the extent necessary and essential to such a

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purpose, upon reasonable written demand stating the purpose of such demand and at such Member’s own expense:

(i)    a copy of the Certificate and this Agreement, together with a copy of the executed copies of all powers of attorney pursuant to which the Certificate and this Agreement have been executed; and

(ii)    promptly after their becoming available, copies of the Company’s U.S. federal income tax returns for the three most recent years (provided, however, that a Member shall not be entitled to receive any Schedule K-1 attributable to any other Member, other than the Corporation, that is a part of the Company’s U.S. federal income tax returns).

(c)    The Board shall cause to be prepared and filed all necessary federal and state income tax returns for the Company, including making any tax elections. At the Company’s expense, the Board, within 90 days of the close of the Tax Year, shall furnish to each Member that was a Member during such Tax Year a Schedule K-1 and such other tax information reasonably required for federal, state and local income tax reporting purposes. The Company shall provide to each Person that was a Member during the Tax Year (i) by February 15, May 15 and August 15 of such Tax Year, with an estimate of the taxable income, gains, deductions, losses and other items for, respectively, the first, second and third fiscal quarters that such Person will be required to include in its taxable income and (ii) by November 1 of such Tax Year, with an estimate of the taxable income, gains, deductions, losses and other items of such Person to be reflected on the Schedule K-1 of such Person for such Tax Year, with an updated estimate to be delivered by January 31 of the following Tax Year. The Company also shall provide the Members with such other information as may be reasonably requested for purposes of allowing the Members to prepare and file their own tax returns, provided that any costs or expenses with respect to the foregoing shall be borne by the requesting Member.

(d)    The Board may keep confidential from the Members (other than the Corporation), for such period of time as the Board determines in its sole discretion, (i) any information that the Board reasonably believes to be in the nature of trade secrets or (ii) other information the disclosure of which the Board believes is not in the best interests of the Company, could damage the Company or its business or that the Company is required by Law or by agreement with any third party to keep confidential, including without limitation, and to the fullest extent permitted by applicable Law, information as to the Units held by any other Member. With respect to any schedules, annexes or exhibits to this Agreement, to the fullest extent permitted by applicable Law, each Member (other than the Corporation) shall only be entitled to receive and review any such schedules, annexes and exhibits relating to such Member and shall not be entitled to receive or review any schedules, annexes or exhibits relating to any other Member (other than the Corporation).

(e)    To the fullest extent permitted by applicable Law, the rights to information granted to the Members pursuant to this Agreement shall replace in their entirety any rights to information provided for in Section 18-305(a) of the Act, and each of the Members hereby agrees, to the fullest extent permitted by applicable Law, that they do not have any rights as members of the Company or otherwise to receive any information pursuant to Section 18-305(a) of the Act.

ARTICLE VII

COMPANY UNITS

Section 7.01.    Units. Limited liability company interests in the Company shall be represented by Units. At the execution of this Agreement, the Units are comprised of one Class: “Class A Units.” The Board in its sole discretion may establish and issue, from time to time in accordance with such procedures as the Board shall determine from time to time, additional Units, in one or more Classes or series of Units, or other Company securities, vested or unvested, at such price, and entitling the Members holding such Class or series of Units to such designations, preferences and relative, participating, optional, special or other rights, powers and duties

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(which may be senior to those of existing Units, Classes and series of Units or other Company securities), as shall be determined by the Board in its sole discretion, including: (i) the rights of the Members holding such Units to share in Profits and Losses or items thereof; (ii) the rights of the Members holding such Units to share in Company distributions; (iii) the rights of the Members holding such Units upon dissolution and liquidation of the Company; (iv) whether, and the terms and conditions upon which, the Company may or shall be required to redeem such Units (including sinking fund provisions); (v) whether the Members holding such Units have the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange; (vi) the terms and conditions upon which such Units will be issued, evidenced by certificates and Transferred; (vii) the method for determining the Total Percentage Interest as to such Units; (viii) the terms and conditions of the issuance of such Units (including, without limitation, the amount and form of consideration, if any, to be received by the Company in respect thereof, the Board being expressly authorized, in its sole discretion, to cause the Company to issue such Units for less than fair market value); and (ix) the right, if any, of the Members holding such Units to vote on Company matters, including matters relating to the relative designations, preferences, rights, powers and duties of the Members holding such Units. The Board in its sole discretion, is authorized (i) to issue Units or other Company securities of any newly established Class or series or any existing Class (vested or unvested) to Members or other Persons, (ii) to amend this Agreement to reflect the creation of any such new Class or series of Units, (iii) to amend or amend and restate the Schedule of Members to reflect the issuance of Units or other Company securities of such Class or series and the admission of any Person who has received Units or other Company securities as a Member and (iv) to effect the combination, subdivision and/or reclassification of outstanding Units or a Class or series of outstanding Units as may be necessary or appropriate to give, economic effect to equity investments in the Company by the Board that are not accompanied by the issuance by the Company to the Board of additional Units and to amend or amend and restate the Schedule of Members accordingly, in each case, without further act, vote, approval or consent of the Members or any other Person notwithstanding anything otherwise to the contrary in this Agreement or, to the fullest extent permitted by applicable Law, the Act or any other applicable Law. Upon any one or more of (i) the issuance of Units or any other Company securities to any Person, (ii) the admission of any Person as a Member or (iii) the combination, subdivision and/or reclassification of outstanding Units or a Class or series of outstanding Units , in each case, by the Board pursuant to the foregoing provisions of this Section 7.01, the Board shall amend or amend and restate the Schedule of Members to reflect such change without further act, vote, approval or consent of the Members or any other Person notwithstanding anything otherwise to the contrary in this Agreement or, to the fullest extent permitted by applicable Law, the Act or any other applicable Law. All Members holding Units of a particular Class shall have identical rights in all respects as all other Units of such Class, except in each case as otherwise specified in this Agreement.

Section 7.02.    Register; Certificates; Legends.

(a)    The Company shall maintain a schedule of Units, other Company securities and all Members setting forth: (i) the name and address of each Member; (ii) the aggregate number of Units and the aggregate number of each Class or series of Units or other Company securities; (iii) the aggregate number of Units and the aggregate number of each Class or series of Units or other Company securities held by each Member or Assignee; (iv) whether such Units are Unvested Units; and (v) the Capital Contributions made or deemed made by each Member (such schedule, as amended and/or restated in accordance with this Agreement, the “Schedule of Members”). To the fullest extent permitted by applicable Law, the Schedule of Members shall be the definitive record of the ownership of each Unit, including the Class and series thereof, other Company securities and all relevant information with respect to each Member and Assignee.

(b)    Unless the Board in its sole discretion shall determine otherwise by resolution, Units shall be uncertificated and recorded in the Schedule of Members.

(c)    If the Board determines by resolution that one or more Classes or series of Units shall be certificated, then the provisions of this Section 7(c) shall apply to such Class or series of Units. Each Unit of such Class or series shall constitute a “security” within the meaning of, and be governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of

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Delaware and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 versions of Article 8 thereof as adopted by the American law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995 and the Company hereby “opts-in” to such provisions for the purposes of the Uniform Commercial Code. The Company shall maintain books and records for the purposes of registering the Transfer of such Class or series of Units (which records may be the Schedule of Members) and, notwithstanding anything otherwise to the contrary in this Agreement, the Transfer of any Unit of such Class or series shall require the delivery of an endorsed certificate and any Transfer of a Unit of such Class or series shall not be deemed effective until the Transfer is registered on the books and records of the Company (which books and records may be the Schedule of Members). Each Unit of such Class or series shall be represented by a certificate substantially in the form attached hereto and incorporated herein under by reference as Exhibit A (a “Unit Certificate”), and shall bear a legend in substantially the following form:

THE SECURITIES PRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, OR TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF FINANCE OF AMERICA EQUITY CAPITAL LLC DATED AS OF [●], 20[●], AS AMENDED AND/OR AMENDED AND RESTATED FROM TIME, TO TIME A COPY OF WHICH WILL BE FURNISHED BY FINANCE OF AMERICA EQUITY CAPITAL LLC UPON REQUEST.

Notwithstanding anything otherwise to the contrary in this Agreement, to the extent that any provision of this Section 7.02(c) is inconsistent with the non-waivable provisions of Article 8 of the Uniform Commercial Code as in effect from time to time in the State of Delaware, the provisions of Article 8 of the Uniform Commercial Code as in effect from time to time in the State of Delaware shall control.

Section 7.03.    Registered Members. The Company shall be entitled to recognize the exclusive right of a Person listed on the Schedule of Members as the owner of Units for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Act or other applicable Law.

ARTICLE VIII

VESTING; FORFEITURE OF INTERESTS; TRANSFER RESTRICTIONS

Section 8.01.    Vesting of Unvested Units.

(a)    Unvested Units shall vest and shall thereafter be Vested Units for all purposes of this Agreement as agreed to in writing between the Board and the applicable Member and reflected in the Schedule of Members.

(b)    The Board in its sole discretion may authorize the earlier vesting of all or a portion of Unvested Units owned by any one or more Members at any time and from time to time, and in such event, such Unvested Units shall vest and thereafter be Vested Units for all purposes of this Agreement. Any such determination in the Board’s discretion in respect of Unvested Units shall, to the fullest extent permitted by applicable Law, be final and binding. Such determinations need not be uniform and may be made selectively among Members, whether or not such Members are similarly situated, and shall, to the fullest extent permitted by applicable Law, not constitute the breach by any Manager of this Agreement or of any duty (including any fiduciary duty) hereunder or otherwise existing at law, in equity or otherwise.

(c)    Upon the vesting of any Unvested Units in accordance with this Section 8.01, the Board shall amend or amend and restate the Schedule of Members to reflect such vesting without further act, vote, approval or consent

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of the Members or any other Person notwithstanding anything otherwise to the contrary in this Agreement or the fullest extent permitted by applicable Law, the Act or any other applicable Law.

Section 8.02.    Forfeiture of Units.

(a)    Except as otherwise agreed to in writing between the Board and the applicable Person and reflected in the Schedule of Members, if a Person that is a Service Provider ceases to be a Service Provider for any reason, all Unvested Units held by such Person (or any Personal Planning Vehicle of such Person), and/or in which such Person (or any Personal Planning Vehicle of such Person) has an indirect interest, as set forth in the Schedule of Members, shall be immediately forfeited without any consideration, and any such Person (or any such Personal Planning Vehicle) shall cease to own or have any rights, directly or indirectly, with respect to such forfeited Unvested Units.

(b)    Except as otherwise agreed to in writing between the Board and the applicable Person and reflected in the Schedule of Members, if the Board determines in good faith that Cause exists with respect to any Person that is or was at any time a Service Provider, the Units (whether or not vested) held by such Person (or any Personal Planning Vehicle of such Person), and/or in which such Person (or any Personal Planning Vehicle of such Person) has an indirect interest, as set forth in the Schedule of Members, shall be immediately forfeited without any consideration, and any such Person (or any such Personal Planning Vehicle) shall cease to own or have any rights, directly or indirectly, with respect to such forfeited Units. Such determinations need not be uniform and may be made selectively among such Persons, whether or not such Persons are similarly situated, and shall to the fullest extent permitted by applicable Law, not constitute the breach by any Manager of this Agreement or of any duty (including any fiduciary duty) hereunder or otherwise existing at law, in equity or otherwise.

(c)    Upon the forfeiture of any Units in accordance with this Section 8.02, such Units shall be cancelled and the Board shall amend or amend and restate the Schedule of Members to reflect such forfeiture and cancellation, without further act, vote, approval or consent of the Members or any other Person notwithstanding anything otherwise to the contrary in this Agreement or, to the fullest extent permitted by applicable Law, the Act or any other applicable Law.

Section 8.03.    Member Transfers

(a)    Except as otherwise agreed to in writing between the Board and the applicable Member and reflected in the Schedule of Members or as otherwise expressly provided in this Article VIII, no Member or Assignee may Transfer (including pursuant to an Exchange Transaction) all or any portion of its Units or other Company securities (or beneficial interest therein) without the prior consent of the Board, which consent may be given or withheld, or made subject to such conditions (including, without limitation, the receipt of such legal opinions and other documents that the Board may require) as are determined by the Board, in each case, in the Board’s sole discretion, and which consent may be in the form of a plan or program entered into or approved by the Board, in its sole discretion. Any such determination in the Board’s discretion in respect of the Transfer of Units or other Company securities shall, to the fullest extent permitted by applicable Law, be final and binding. Such determinations need not be uniform and may be made selectively among Members, whether or not such Members are similarly situated, and shall, to the fullest extent permitted by applicable Law, not constitute the breach by any Manager of this Agreement or of any duty (including any fiduciary duty) hereunder or otherwise existing at law, in equity or otherwise. Any purported Transfer of Units that is not in accordance with, or subsequently violates, this Agreement shall be, to the fullest extent permitted by applicable Law, null and void.

(b)    Notwithstanding the foregoing, the Board shall not unreasonably withhold its prior consent to any Transfer of Units: (i) by will or intestacy; (ii) as a bona fide gift or gifts; (iii) to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the Member or Assignee or the immediate family of such Member or Assignee; (iv) to any immediate family member or other dependent of the Member or Assignee; (v) as a distribution to limited partners, members or stockholders of the Member or Assignee; (vi) to

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the Member’s or Assignee’s Affiliates or to any investment fund or other entity controlled or managed by the Member or Assignee; (vii) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under the foregoing clauses (i) through (vi); or (viii) pursuant to an order of a court or regulatory agency to which the Member or Assignee or the Member’s or Assignee’s Unit are subject.

(c)    Notwithstanding anything otherwise to the contrary in this Section 8.03, without the consent of the Board or any other Person, each Member that is a Principal Stockholder may Transfer or otherwise create an Encumbrance with respect to all or any portion of its Units in a Transfer not in violation of Section 8.06(b).

(d)    Notwithstanding anything otherwise to the contrary in this Section 8.03, each Member may Transfer Vested Units that are vested as of the date of such Exchange Transaction in an Exchange Transaction pursuant to, and in accordance with, the Exchange Agreement, including, for clarity, that in the case of any Member other than a Principal Stockholder, such Exchange Transaction shall be effected in compliance with reasonable policies that the Board may adopt or promulgate from time to time (including policies requiring the use of designated administrators or brokers) in its sole discretion.

(e)    Notwithstanding anything otherwise to the contrary in this Section 8.03, the Board may implement policies and procedures to permit the Transfer of Units by the Members for personal planning purposes and any such Transfer effected in compliance with such policies and procedures shall not require the prior consent of the Board.

Section 8.04.    Mandatory Exchanges. The Board may in its sole discretion at any time and from time to time, without the consent of any Member or other Person, cause to be Transferred in an Exchange Transaction any and all Units, other than Units held by a Principal Stockholder at the time in question and/or a Person that is wholly-owned, directly or indirectly, as reflected in the Schedule of Members by Principal Stockholders at the time in question. Any such determinations by the Board need not be uniform and may be made selectively among Members, whether or not such Members are similarly situated, and shall, to the fullest extent permitted by applicable Law, not constitute the breach by any Manager of this Agreement or of any duty (including any fiduciary duty) hereunder or otherwise existing at law, in equity or otherwise. In addition, the Board may, with the consent of (i) the BL Investors holding a majority of the then outstanding Class A Units held by all BL Investors, (ii) the Blackstone Investors holding a majority of the then outstanding Class A Units held by all Blackstone Investors and (iii) Members whose Vested Percentage Interests exceed 66 2/3% of the Vested Percentage Interests of all Members in the aggregate, require all Members to Transfer in an Exchange Transaction all Units held by them. For the avoidance of doubt, any exchange pursuant to this Section 8.04 shall be treated as an Exchange pursuant to the Tax Receivable Agreements.

Section 8.05.    Encumbrances. Except as otherwise provided in this Agreement, no Member or Assignee may create an Encumbrance with respect to all or any portion of its Units or other Company securities (or any beneficial interest therein) other than Encumbrances that run in favor of the Member unless the Board consents in writing thereto, which consent may be given or withheld, or made subject to such conditions as are determined by the Board, in the Board’s sole discretion. Consent of the Board pursuant to the foregoing sentence shall be withheld until the holder of the Encumbrance acknowledges the terms and conditions of this Agreement. Any purported Encumbrance that is not in accordance with this Agreement shall be, to the fullest extent permitted by applicable Law, null and void.

Section 8.06.    Further Restrictions.

(a)    Notwithstanding any contrary provision in this Agreement, the Board may impose such additional vesting requirements, forfeiture provisions, Transfer restrictions, minimum retained ownership requirements or other similar provisions with respect to any Units that are outstanding as of the Effective Date or any Units or other Company securities that are created thereafter, with the written consent of the holder of such Units or other Company securities. Such requirements, provisions and restrictions need not be uniform and may be waived or released by the Board in its sole discretion with respect to all or a portion of the Units or other Company

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securities owned by such holder at any time and from time to time, and shall, to the fullest extent permitted by applicable Law, not constitute the breach by any Manager of this Agreement or of any duty (including any fiduciary duty) hereunder or otherwise existing at law, in equity or otherwise.

(b)    Notwithstanding any contrary provision in this Agreement, in no event may any Transfer of a Unit or other Company securities be made by any Member or Assignee if the Board determines that:

(i)    such Transfer is made to any Person who lacks the legal right, power or capacity to own such Unit or other Company securities;

(ii)    such Transfer would require the registration of such transferred Unit or of any Class or series of Units or other Company securities pursuant to any applicable U.S. federal or state securities laws (including, without limitation, the Securities Act or the Exchange Act) or other non-U.S. securities laws (including Canadian provincial or territorial securities laws) or would constitute a non-exempt distribution pursuant to applicable provincial or state securities laws;

(iii)    such Transfer would cause (i) all or any portion of the assets of the Company to (A) constitute “plan assets” (under ERISA, the Code or any applicable Similar Law) of any existing or contemplated Member, or (B) be subject to the provisions of ERISA, Section 4975 of the Code or any applicable Similar Law, or (ii) the Corporation, the Board or any Manager to become a fiduciary with respect to any existing or contemplated Member, pursuant to ERISA, any applicable Similar Law, or otherwise;

(iv)    to the extent requested by the Board, the Company does not receive such legal and/or tax opinions and written instruments (including, without limitation, copies of any instruments of Transfer and any instruments reflecting such Assignee’s agreement to be bound by this Agreement as an Assignee) that are in a form satisfactory to the Board, as determined in the Board’s sole discretion; provided that no such legal and/or tax opinions shall be required for a Transfer by a Principal Stockholder; or

(v)    the Board shall determine in its sole discretion that such Transfer would pose a material risk that the Company would be treated as a “publicly traded partnership” within the meaning of Section 7704 of the Code and the regulations promulgated thereunder.

(c)    In addition, notwithstanding any contrary provision in this Agreement, to the extent the Board shall determine in good faith that additional restrictions on Transfers are necessary or advisable so that the Company is not treated as a “publicly traded partnership” under Section 7704 of the Code, the Board may impose such additional restrictions on Transfers as the Board has determined in good faith to be so necessary or advisable; provided that prior notice of such additional restrictions on transfer is provided to all Members and Assignees.

(d)    To the fullest extent permitted by applicable Law, any Transfer in violation of this Article VIII shall be deemed null and void ab initio and of no effect.

Section 8.07.    Rights of Assignees. Subject to Section 8.06(b), the Transferee of any permitted Transfer pursuant to this Article VIII will be an assignee only (“Assignee”), and only will receive, to the extent transferred, the distributions and allocations of income, gain, loss, deduction, credit or similar item to which the Member which transferred its Units would be entitled, and such Assignee will not be entitled or enabled to exercise any other rights or powers of a Member, such other rights, and all obligations relating to, or in connection with, such interest remaining with the transferring Member. The transferring Member will remain a Member even if it has transferred all of its Units to one or more Assignees until such time as the Assignee(s) is admitted to the Company as a Member pursuant to Section 8.09. Income, loss and other Company items shall be allocated between the transferor and the Assignee according to Code Section 706 as determined by the Board.

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Section 8.08.    Admission of Assignees as Substitute Members. An Assignee will become a substitute Member only if and when each of the following conditions is satisfied:

(a)    the Board consents in writing to such admission, which consent may be given or withheld, or made subject to such conditions as are determined by the Board, in each case, in the Board’s sole discretion;

(b)    if required by the Board, the Board receives written instruments (including, without limitation, copies of any instruments of Transfer and an instrument evidencing such Assignee’s agreement to be bound by this Agreement as a substitute member of the Company) that are in a form satisfactory to the Board (as determined in its sole discretion);

(c)    if required by the Board, the Board receives an opinion of counsel satisfactory to the Board to the effect that such Transfer is in compliance with this Agreement and all applicable Laws; provided that no such opinion of counsel shall be required for a Transfer by a Principal Stockholder; and

(d)    if required by the Board, the parties to the Transfer, or any one of them, pays all of the Company’s reasonable expenses connected with such Transfer (including, but not limited to, the reasonable legal and accounting fees of the Company); provided that no Principal Stockholder shall be required to pay the Company’s reasonable expenses connected with a Transfer by such Principal Stockholder.

Section 8.09.    Resignation Members. If a Member (other than the Corporation) ceases to hold any Units, including as a result of a forfeiture of Units pursuant to Section 8.02, then such Member shall cease to be a Member and to have the power to exercise any rights or powers of a member of the Company, and shall be deemed to have resigned from the Company. Notwithstanding anything to the contrary contained in the Act, unless otherwise specifically agreed to by the Corporation, if the Corporation does not hold or ceases to hold any Units, it shall remain a Member. Except as otherwise provided in Article IX or the Act, to the fullest extent permitted by applicable Law, no admission, substitution, or resignation of a Member will cause the dissolution of the Company. To the fullest extent permitted by Law, any purported admission or resignation of a Member that is not in accordance with this Agreement shall be null and void.

Section 8.10.    Applicability of Certain Provisions to the Principal Stockholders. Notwithstanding anything otherwise to the contrary, Sections 8.01, 8.02 and 8.06(a) are not applicable to any Units held by a Principal Stockholder or in which a Principal Stockholder has an indirect interest as set forth in the Schedule of Members.

ARTICLE IX

DISSOLUTION, LIQUIDATION AND TERMINATION

Section 9.01.    No Dissolution. Except as required by the Act, the Company shall not be dissolved by the admission of additional Members or resignation of Members in accordance with the terms of this Agreement. The Company may be dissolved, liquidated, wound up and terminated only pursuant to the provisions of this Article IX, and the Members hereby irrevocably waive to the fullest extent permitted by applicable Law, any and all other rights they may have to cause a dissolution of the Company or a sale or partition of any or all of the Company assets.

Section 9.02.    Events Causing Dissolution. The Company shall be dissolved and its affairs shall be wound up upon the first to occur of any of the following events (each, a “Dissolution Event”):

(a)    the entry of a decree of judicial dissolution of the Company under Section 18-802 of the Act;

(b)    the written consent of all Members;

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(c)    at any time there are no Members, unless the Company is continued in accordance with the Act; or

(d)    the determination of the Board in its sole discretion; provided that in the event of the Company’s dissolution pursuant to this clause (d), the relative economic rights of the Members holding each Class or series of Units immediately prior to such dissolution shall be preserved to the greatest extent practicable with respect to distributions made to Members pursuant to Section 9.03 in connection with the winding up of the Company, taking into consideration tax and other legal constraints that may adversely affect Members holding one or more Classes or series of Units and subject to compliance with applicable Laws, unless, and to the extent that, with respect to the Members holding any Class or series of Units, the Members holding of not less than 90% of the Units of such Class or series consent in writing to a treatment other than as described above.

Section 9.03.    Distribution upon Dissolution. Upon dissolution, the Company shall not be terminated and shall continue until the winding up of the affairs of the Company is completed. Upon the winding up of the Company, the Board, or any other Person designated by the Board, shall act as the liquidating trustee (the “Liquidation Agent”), shall take full account of the assets and liabilities of the Company and shall, unless the Liquidation Agent determines otherwise, liquidate the assets of the Company as promptly as is consistent with obtaining the fair value thereof. During the winding up of the Company, the assets of the Company shall, except as may be otherwise required by the Act, be applied and distributed in the following order:

(a)    First, to the satisfaction of debts and liabilities of the Company (including satisfaction of all indebtedness to Members and/or their Affiliates to the extent otherwise permitted by applicable Law) including the expenses of liquidation, and including the establishment of any reserve which the Liquidation Agent shall deem reasonably necessary for any contingent, conditional or unmatured contractual liabilities or obligations of the Company (“Contingencies”), which such reserve may be paid over by the Liquidation Agent to any attorney-at-law, or acceptable party, as escrow agent, to be held for disbursement in payment of any Contingencies and, at the expiration of such period as shall be deemed advisable by the Liquidation Agent for distribution of the balance in the manner hereinafter provided in this Section 9.03; and

(b)    The balance, if any, to the Members, shall be distributed in accordance with Section 4.01(a).

Section 9.04.    Time for Liquidation. A reasonable amount of time shall be allowed for the orderly winding up of the Company and the payment or reasonable provision for the payment of all claims and obligations of the Company.

Section 9.05.    Termination. The Company shall terminate when all of the assets of the Company, after payment or reasonable provision for the payment of all claims and obligations of the Company, shall have been distributed to the Members in the manner provided for in this Article IX, and the Certificate shall have been cancelled in the manner required by the Act.

Section 9.06.    Claims of the Members. The Members shall look solely to the Company’s assets for the return of their Capital Contributions, and if the assets of the Company remaining after payment or reasonable provision for the payment of all claims and obligations of the Company are insufficient to return such Capital Contributions, the Members shall, to the fullest extent permitted by applicable Law, have no recourse against the Company or any other Member or any other Person. No Member with a negative balance in such Member’s Capital Account shall have any obligation to the Company or to the other Members or to any creditor or other Person to restore such negative balance during the existence of the Company, upon dissolution or winding up of the Company or otherwise, except to the extent required by the Act.

Section 9.07.    Survival of Certain Provisions. Notwithstanding anything to the contrary in this Agreement, the provisions of Sections 5.07, 11.09 and 11.10 shall, to the fullest extent permitted by applicable Law, survive the termination of the Company.

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ARTICLE X

LIABILITY AND INDEMNIFICATION

Section 10.01.    Liability of Members and Managers

(a)    No Member and no Affiliate, manager, member, director, employee or agent of a Member shall be liable for any debt, obligation or liability of the Company or of any other Member or have any obligation to restore any deficit balance in its Capital Account solely by reason of being a Member, except to the extent required by the Act. No Manager shall be liable for any debt, obligation or liability of the Company solely by reason of being a manager of the Company.

(b)    This Agreement is not intended to, and does not, create or impose any duty (including any fiduciary duty) on any of the Members or on their respective Affiliates. Further, notwithstanding anything otherwise to the contrary in this Agreement or any duty otherwise existing at law or in equity, no Member shall, to the fullest extent permitted by applicable Law, have duties (including fiduciary duties) to the Company, any other Member or any other Person that is a party to or is otherwise bound by this Agreement; provided, however, that each Member shall have the duty to act in accordance with the implied contractual covenant of good faith and fair dealing.

(c)    Notwithstanding anything otherwise to the contrary in this Agreement to the extent that, at law or in equity, any Member has liabilities relating thereto to the Company, any other Member or any other Person who is a party to or is otherwise bound by this Agreement, any Member acting under this Agreement shall not be liable to the Company, any other Member or any other Person who is a party to or is otherwise bound by this Agreement, for such Member’s good faith reliance on the provisions of this Agreement.

(d)    The provisions of this Section 10.01, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities relating thereto of any Member otherwise existing at law or in equity, are agreed by the Company, the Members and any other Person who is a party to or is otherwise bound by this Agreement to replace such other duties and liabilities of the Members relating thereto to the fullest extent permitted by applicable Law.

Section 10.02.    Duties, Liability and Outside Activities of the Corporation, the Managers and Officers.

(a)    Notwithstanding anything otherwise to the contrary in this Agreement or any duty otherwise existing at law or in equity, none of the Corporation, any Manager or any Officer shall, to the fullest extent permitted by applicable Law, have duties (including fiduciary duties) to the Company, any Member, any other Manager, any Officer, or any other Person that is a party to or is otherwise bound by this Agreement; provided, however, that the Corporation and each Manager and Officer shall have the duty to act in accordance with the implied contractual covenant of good faith and fair dealing. In furtherance, but not in limitation, of the foregoing sentence, whenever in this Agreement the Corporation, a Manager, or the Board collectively, is permitted or required to make a decision in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, the Corporation or such Manager or the Board, as applicable, shall be entitled to consider only such interests and factors as it desires, including its own interests or the interests of its stockholders or, in the case of the Board or the Managers, the interests of the Corporation and the Corporation’s stockholders, and shall, to the fullest extent permitted by applicable Law, have no duty or obligation to give any consideration to any interest of or factors affecting the Company, any Member, any other Manager, any Officer, or any other Person that is a party to or is otherwise bound by this Agreement.

(b)    Notwithstanding anything otherwise to the contrary in this Agreement to the extent that, at law or in equity, the Corporation, any Manager or any Officer has liabilities relating thereto to the Company, any Member or to any other Person who is a party to or is otherwise bound by this Agreement, the Corporation, any such

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Manager and any such Officer acting under this Agreement shall not be liable to the Company, any Member or any other Person who is a party to or is otherwise bound by this Agreement, for its good faith reliance on the provisions of this Agreement.

(c)    Notwithstanding anything otherwise to the contrary contained in this Agreement, the Corporation, each Manager and each Officer shall be fully protected relying in good faith upon the records of the Company and upon information, opinions, reports or statements presented by any Member or Manager, the Liquidation Agent, any Officer or any employee of the Company, or by any other Persons as to matters the Corporation, such Manager or such Officer reasonably believes are within such other Person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets available for distribution to the Members or creditors.

(d)    The foregoing provisions of this Section 10.02, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities relating thereto of the Corporation, the Managers or any Officer otherwise existing at law or in equity, are agreed by the Company, the Members and any other Person that is a party to or is otherwise bound by this Agreement, to replace such other duties and liabilities of the Corporation, the Managers and any Officer relating thereto, to the fullest extent permitted by applicable Law.

Section 10.03.    Indemnification.

(a)    Indemnification. To the fullest extent permitted by applicable Law, as the same exists or hereafter be amended (but in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such Law permitted the Company to provide prior to such amendment), the Company shall indemnify any Indemnitee who was or is made or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding (brought in the right of the Company or otherwise), whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (hereinafter a “Proceeding”), including appeals, by reason of his or her or its status as an Indemnitee or by reason of any action alleged to have been taken or omitted to be taken by Indemnitee in such capacity, for and against all loss and liability suffered and expenses (including reasonable attorneys’ fees), judgments, fines and amounts paid in settlement reasonably incurred by such Indemnitee in connection with such action, suit or proceeding, including appeals; provided, that such Indemnitee shall not be entitled to be indemnified hereunder to the extent that such Indemnitee’s conduct constituted fraud, willful misconduct or a bad faith violation of the implied contractual covenant of good faith and fair dealing. Notwithstanding the preceding sentence, except as otherwise provided in Section 10.03(c), the Company shall be required to indemnify an Indemnitee in connection with any Proceeding (or part thereof) (i) commenced by such Indemnitee, only if the commencement of such Proceeding (or part thereof) by such Indemnitee was authorized by the Board, and (ii) by or in the right of the Company, only if the Board has provided its prior written consent. The indemnification of an Indemnitee of the type identified in clause (d) of the definition of Indemnitee shall be secondary to any and all indemnification to which such Indemnitee is entitled from the relevant other Person (including any payment made to such Indemnitee under any insurance policy issued to or for the benefit of such Person or Indemnitee) (the “Primary Indemnification”), and shall only be required be paid to the extent the Primary Indemnification is not paid and/or does not provide coverage (e.g., a self-insured retention amount under an insurance policy). No such other Person shall be entitled to contribution or indemnification from or subrogation against the Company. The indemnification of any other Indemnitee shall, to the extent not in conflict with such policy, be secondary to any and all payment to which such Indemnitee is entitled from any relevant insurance policy issued to or for the benefit of the Company or any Indemnitee. For the avoidance of doubt, this Agreement shall not adversely affect the indemnification and advancement rights provided pursuant to the Existing Agreement in favor of any Person relating to Proceedings arising out of actions or omissions occurring in whole or in part prior to the Effective Date.

(b)    Advancement of Expenses. To the fullest extent permitted by applicable Law, the Company shall promptly pay reasonable expenses (including attorneys’ fees) incurred by any Indemnitee in appearing at, participating in or defending any Proceeding in advance of the final disposition of such Proceeding, including

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appeals, upon presentation of an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Section 10.03 or otherwise. Notwithstanding the preceding sentence, except as otherwise provided in Section 10.03(c), the Company shall be required to pay expenses of an Indemnitee in connection with any Proceeding (or part thereof) (i) commenced by such Indemnitee, only if the commencement of such Proceeding (or part thereof) by such Indemnitee was authorized by the Board and (ii) by or in the right of the Company, only if the Board has provided its prior written consent.

(c)    Unpaid Claims. If a claim for indemnification (following the final disposition of such Proceeding) or advancement of expenses, as applicable, under this Section 10.03 is not paid in full within thirty (30) days after a written claim therefor by any Indemnitee (and, if applicable, on undertaking to repay) has been received by the Company, such Indemnitee may file proceedings to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Company shall have the burden of proving that such Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable Law.

(d)    Insurance. (1) To the fullest extent permitted by applicable Law, the Company may purchase and maintain insurance on behalf of any person described in Section 10.03(a) against any liability asserted against such person, whether or not the Company would have the power to indemnify such person against such liability under the provisions of this Section 10.03 or otherwise.

(i)    In the event of any payment by the Company under this Section 10.03, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee from any relevant other Person or under any insurance policy issued to or for the benefit of the Company, such relevant other Person, or any Indemnitee. Each Indemnitee agrees to execute all papers required and take all action necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce any such rights in accordance with the terms of such insurance policy or other relevant document. The Company shall pay or reimburse all expenses actually and reasonably incurred by the Indemnitee in connection with such subrogation.

(ii)    The Company shall not be liable under this Section 10.03 to make any payment of amounts otherwise indemnifiable under this Section 10.03 (including, but not limited to, judgments, fines and amounts paid in settlement, and excise taxes with respect to an employee benefit plan or penalties) if and to the extent that the applicable Indemnitee has otherwise actually received such payment under this Section 10.03 or any insurance policy, contract, agreement or otherwise.

(e)    Non-Exclusivity of Rights. The provisions of this Section 10.03 shall be applicable to all Proceedings made or commenced after the Effective Date, whether arising from acts or omissions to act occurring before or after the Effective Date. The provisions of this Section 10.03 shall be deemed to be a contract between the Company and each Indemnitee (or legal representative thereof) who serves in such capacity at any time while this Section 10.03 and the relevant provisions of applicable Law, if any, are in effect, and any amendment, modification or repeal hereof shall not affect any rights or obligations then existing with respect to any state of facts or Proceeding then or theretofore existing, or any Proceeding thereafter brought or threatened based in whole or in part on any such state of facts. If any provision of this Section 10.03 shall be found to be invalid or limited in application by reason of any law or regulation, it shall, to the fullest extent permitted by applicable Law, not affect the validity of the remaining provisions hereof. The rights of indemnification and advancement of expenses provided in this Section 10.03 shall neither be exclusive of, nor be deemed in limitation of, any rights to which any Indemnitee may otherwise be or become entitled or permitted by contract, this Agreement or as a matter of Law, both as to actions in such Indemnitee’s official capacity and actions in any other capacity, it being the policy of the Company that indemnification of and advancement of expenses of any Indemnitee shall be made to the fullest extent permitted by applicable Law.

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For purposes of this Section 10.03, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, Manager, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, Manager, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries.

This Section 10.03 shall not limit the right of the Company, to the extent and in the manner permitted by applicable Law, to indemnify and to advance expenses to, and purchase and maintain insurance on behalf of, persons other than persons described in Section 10.03(a).

ARTICLE XI

MISCELLANEOUS

Section 11.01.    Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision of the Agreement is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 11.02.    Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service (delivery receipt requested), by fax, by electronic mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 12.02):

(a)	If to the Company, to:

Finance of America Equity Capital LLC
909 Lake Carolyn Parkway, Suite 1550
Irving, Texas 75039
Attention:	Anthony W. Villani, Chief Legal Officer
Email:	tony.villani@financeofamerica.com

(b)    If to any Member other than the Corporation, to such Member at the address of such Member as set forth on Exhibit A.

(c)	If to the Corporation, to:

Finance of America Companies Inc.
909 Lake Carolyn Parkway, Suite 1550
Irving, Texas 75039
Attention:	Anthony W. Villani, Chief Legal Officer
Email:	tony.villani@financeofamerica.com

Section 11.03.    Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by applicable Law.

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Section 11.04.    Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

Section 11.05.    Interpretation. Throughout this Agreement, nouns, pronouns and verbs shall be construed as masculine, feminine, neuter, singular or plural, whichever shall be applicable. Unless otherwise specified, all references herein to “Articles,” “Sections” and paragraphs shall refer to corresponding provisions of this Agreement.

Each party hereto acknowledges and agrees that the parties hereto have participated collectively in the negotiation and drafting of this Agreement and that he or she or it has had the opportunity to draft, review and edit the language of this Agreement; accordingly, it is the intention of the parties that no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any dispute relating to, in connection with or involving this Agreement. Accordingly, the parties hereby waive, to the fullest extent permitted by applicable Law, the benefit of any rule of law or any legal decision that would require that in cases of uncertainty, the language of a contract should be interpreted most strongly against the party who drafted such language.

Section 11.06.    Counterparts. This Agreement may be executed and delivered (including by email or facsimile transmission of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 11.06.

Section 11.07.    Further Assurances. The Corporation, each Member and each other Person that is a party to or otherwise bound by this Agreement shall perform all other acts and execute and deliver all other documents as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

Section 11.08.    Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, pertaining thereto (including, without limitation, the Existing Agreement).

Section 11.09.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to its principles of conflicts of laws.

Section 11.10.    Submission to Jurisdiction; Waiver of Jury Trial.

(a)    Any and all disputes which cannot be settled amicably with respect to this Agreement, including any action (at law or in equity), claim, litigation, suit, arbitration, hearing, audit, review, inquiry, proceeding or investigation or ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or any matter arising out of or in connection with this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder, brought by any Person that is a party to or is otherwise bound by this Agreement or such Person’s successors or permitted assigns, shall be brought and determined exclusively in the Court of Chancery of the State of Delaware, or, if such court shall not have jurisdiction, any federal court located in the State of Delaware, or, if neither of such courts shall have jurisdiction, any other Delaware state court. To the fullest extent permitted by applicable Law, each Person that is a party to or is otherwise bound by this Agreement hereby (i) irrevocably submits with regard to any such dispute for itself and in respect of its property, generally and unconditionally, to the sole and exclusive personal jurisdiction of the aforesaid courts and agrees that it will not bring any dispute arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or

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non-performance of this Agreement or any matter arising out of or in connection with this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgement in respect of this Agreement and the rights and obligations arising hereunder, in any court other than the aforesaid courts, (ii) irrevocably consents to service of process in any such dispute in any of the aforesaid courts by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized overnight delivery service, to such party at such party’s address referred to in Section 12.02 and (iii) irrevocably and unconditionally waives, and agrees not to assert as a defense, counterclaim or otherwise, in any such dispute (A) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve process in accordance with this Section 11.10, (B) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) or (C) any objection which such party may now or hereafter have (x) to the laying of venue of any such dispute brought in the courts referred to above, (y) that such action brought in any such court has been brought in an inconvenient forum and (z) that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts.

(b)    To the extent that any Person that is a party to or is otherwise bound by this Agreement has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or to such Person’s property, to the fullest extent permitted by applicable Law, each such Person hereby irrevocably waives such immunity in respect of such Person’s obligations with respect to this Agreement.

(C)    EACH PERSON THAT IS A PARTY TO OR OTHERWISE BOUND BY THIS AGREEMENT ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY AGREEING TO THE CHOICE OF DELAWARE LAW TO GOVERN THIS AGREEMENT AND TO THE JURISDICTION OF DELAWARE COURTS IN CONNECTION WITH PROCEEDINGS BROUGHT HEREUNDER. EACH PERSON THAT IS A PARTY TO OR IS OTHERWISE BOUND BY THIS AGREEMENT INTENDS THIS TO BE AN EFFECTIVE CHOICE OF DELAWARE LAW AND AN EFFECTIVE CONSENT TO JURISDICTION AND SERVICE OF PROCESS UNDER 6 DEL. C. § 2708.

(D)    EACH PERSON THAT IS A PARTY TO OR OTHERWISE BOUND BY THIS AGREEMENT FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THE VALIDITY, NEGOTIATION, EXECUTION, INTERPRETATION, PERFORMANCE OR NON-PERFORMANCE OF THIS AGREEMENT OR ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT OF THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER.

Section 11.11.    Expenses. Except as otherwise specified in this Agreement, the Company shall be responsible for all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the Members and the Company in connection with the preparation, negotiation, and operation of this Agreement.

Section 11.12.    Amendments and Waivers

(a)    This Agreement (including the exhibits and schedules hereto) may be amended, supplemented, waived or modified with the affirmative consent or approval of the Board in its sole discretion without the approval of any Member or other Person; provided that for so long as the Principal Stockholders collectively own, in the aggregate, at least 5% of the outstanding Class A Units, the prior written consent of the Principal Stockholders

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holding a majority of the then outstanding Class A Units held by all of the Principal Stockholders will be required for any amendment, supplement, waiver or modification of this Agreement, including any amendment, supplement, waiver or modification that may occur as a result of merger, consolidation, combination or conversion of the Company; provided that no amendment may materially and adversely affect the rights of a holder of Units, as such, other than on a pro rata basis with other holders of Units of the same Class without the consent of such holder (or, if there is more than one such holder that is so affected, without the consent of a majority in interest of such affected holders in accordance with their holdings of such Class of Units); provided further, that notwithstanding the foregoing, the Board may, without the written consent of any Member or any other Person, amend, supplement, waive or modify any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect: (1) any amendment, supplement, waiver or modification that the Board determines in its sole discretion to be necessary or appropriate in connection with the creation, authorization or issuance of Units or any Class or series of Units or other Company securities or Unit combinations or subdivisions, in each case, pursuant to Section 7.01; (2) amend or amend and restate the Schedule of Members to reflect the admission, substitution or resignation of Members in accordance with this Agreement, including pursuant to Section 2.08, Section 7.01 and Section 8.09; (3) amend, supplement or modify this Agreement to reflect a change in the name of the Company, the location of the principal place of business of the Company, the registered agent of the Company or the registered office of the Company, in each case, made by the Board in accordance with this Agreement; (4) amend, supplement, waive or modify this Agreement or the Schedule of Members if the Board determines in its sole discretion such amendment, supplement, waiver or modification to be necessary or appropriate to address changes in U.S. federal income tax regulations, legislation or interpretation; (5) amend, supplement, waive or modify Sections 5.03, 5.04 and 5.05 solely to the extent permitted pursuant to Section 5.09; (6) amend, supplement or modify this Agreement to reflect a change in the Fiscal Year or Tax Year of the Company and any other changes that the Board determines to be necessary or appropriate as a result of a change in the Fiscal Year or Tax Year of the Company including a change in the dates on which distributions are to be made by the Company; and/or (7) any amendment, supplement, waiver or modification that the Board determines in its sole discretion to be necessary or appropriate in order to provide that the business, property and affairs of the Company be managed by or under the sole, absolute and exclusive direction of the Corporation, as the sole “manager” of the Company rather than by the Board; provided further, that notwithstanding the foregoing, no amendment, including any amendment effected by way of merger, consolidation or transfer of all or substantially all the assets of the Company, may adversely affect the rights of (i) the BL Investors without the consent of the BL Investors holding a majority of the then outstanding Class A Units held by all BL Investors or (ii) the Blackstone Investors without the consent of the Blackstone Investors holding a majority of the then outstanding Class A Units held by all Blackstone Investors. Any amendment, supplement, waiver or modification of this Agreement or the Schedule of Members that has been approved in accordance with this Agreement, shall be adopted and effective with respect to all Persons that are parties to or otherwise bound by this Agreement. Upon obtaining such approvals as may be required by this Agreement, and without further action or execution on the part of any Member or other Person, any amendment, supplement, waiver or modification to this Agreement may be implemented and reflected in a writing executed solely by the Board, and the other Persons that are parties to or otherwise bound by this Agreement shall be deemed a party to and bound by such amendment, supplement, waiver or modification.

(b)    No failure or delay by any party in exercising any right, power or privilege hereunder (other than a failure or delay beyond a period of time specified herein) shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

(c)    Notwithstanding the foregoing, the Board may, in its sole discretion, unilaterally amend this Agreement on or before the effective date of the final regulations to provide for (i) the election of a safe harbor under Proposed Treasury Regulation Section 1.83-3(l) (or any similar provision) under which the fair market value of a Company interest (or interest in an entity treated as a partnership for U.S. federal income tax purposes)

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that is transferred is treated as being equal to the liquidation value of that interest, (ii) an agreement by the Company and each of its Members to comply with all of the requirements set forth in such regulations and Notice 2005-43 (and any other guidance provided by the Internal Revenue Service with respect to such election) with respect to all Company interests (or interest in an entity treated as a partnership for U.S. federal income tax purposes) transferred in connection with the performance of services while the election remains effective, and (iii) the allocation of items of income, gains, deductions and losses required by the final regulations similar to Proposed Treasury Regulation Section 1.704-1(b)(4)(xii)(b) and (c), 1.704-1(b)(2)(iv)(b)(1) and any other related amendments.

(d)    Except as may be otherwise required by applicable Law in connection with the winding up, liquidation, or dissolution of the Company, each Member hereby irrevocably waives any and all rights that it may have to maintain an action for judicial accounting or for partition of any of the Company’s property.

Section 11.13.    No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Persons that are parties to or are otherwise bound by this Agreement and their permitted assigns and successors and nothing herein, express or implied, is intended to or shall confer upon any other Person, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement (other than any Indemnitee pursuant to Section 10.03) provided, however, that (i) each Manager and Officer and each employee, officer, director, agent or indemnitee of any Person who is bound by this Agreement or its Affiliates is an intended third party beneficiary of Section 11.10 and shall be entitled to enforce its rights thereunder and (ii) the Corporation, whether or not then a Member, is an intended third party beneficiary of and shall be entitled to enforce its rights under this Agreement.

Section 11.14.    Headings. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

Section 11.15.    Power of Attorney. Each Member, by its execution hereof, hereby makes, constitutes and appoints each Manager as its true and lawful agent and attorney in fact, with full power of substitution and re-substitution and full power and authority in its name, place and stead, to the same extent and with the same effect as such Member would or could do under applicable Law, to make, execute, sign, acknowledge, swear to, record and file: (a) this Agreement and any amendment to this Agreement that has been consented to and adopted as herein provided; (b) all amendments to the Certificate required or permitted by applicable Law or the provisions of this Agreement; (c) all certificates and other instruments (including consents and ratifications which the Members have agreed to provide upon a matter receiving the agreed support of Members) deemed advisable by the Board to carry out the provisions of this Agreement and applicable Law or to permit the Company to become or to continue as a limited liability company or entity wherein the Members have limited liability in each jurisdiction where the Company may be doing business; (d) all instruments that the Board deems appropriate to reflect a change or modification of this Agreement or the Company in accordance with this Agreement, including, without limitation, the admission of additional Members or substituted Members pursuant to the provisions of this Agreement; (e) all conveyances and other instruments or papers deemed advisable by the Board to effect the liquidation and termination of the Company; and (f) all fictitious or assumed name certificates required or permitted (in light of the Company’s activities) to be filed on behalf of the Company.

Section 11.16.    Separate Agreements; Schedules. Notwithstanding any other provision of this Agreement, including Section 11.12, at any time after the Closing Date (as defined in the Transaction Agreement), with the prior consent of (i) the BL Investors holding a majority of the then outstanding Class A Units held by all BL Investors and (ii) the Blackstone Investors holding a majority of the then outstanding Class A Units held by all Blackstone Investors, the Board in its sole discretion may, or may cause the Company to, without the approval of any other Member or other Person, enter into separate subscription, letter or other agreements with individual Members with respect to any matter, which have the effect of establishing rights under, or altering, supplementing or amending the terms of, this Agreement. The parties hereto agree that any terms contained in

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any such separate agreement shall govern with respect to such Member(s) party thereto notwithstanding the provisions of this Agreement. The Board in its sole discretion may from time to time execute and deliver to the Members schedules which set forth information contained in the books and records of the Company and any other matters deemed appropriate by the Board. Such schedules shall be for information purposes only and shall not be deemed to be part of this Agreement for any purpose whatsoever. Notwithstanding anything to the contrary, solely for U.S. federal income tax purposes, this Agreement, the Exchange Agreement, the Tax Receivable Agreements and any other separate agreement described in this Section 11.16 shall constitute a “partnership agreement” within the meaning of Section 706(c) of the Code.

Section 11.17.    Partnership Status. The Members intend to treat the Company as a partnership for U.S. federal income tax purposes and notwithstanding anything to the contrary herein, no election to the contrary shall be made. For U.S. federal income tax purposes, the Company shall be treated as a continuation of UFG Global LLC.

Section 11.18.    Delivery by Facsimile or Email. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, e-mail with scan or facsimile attachment, or electronic signature and electronic transmission shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Person that is a party to or is otherwise bound by this Agreement or to any such agreement or instrument shall raise the use of a facsimile machine or email or electronic signature or electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine, email or otherwise electronically as a defense to the formation or enforceability of a contract, and each such party forever waives any such defense.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have entered into this Agreement or have caused this Agreement to be duly executed by their respective authorized officers, in each case as of the date first above stated.

THE CORPORATION:

FINANCE OF AMERICA COMPANIES INC.

By:

Name:
Title:

OTHER MEMBERS:

[●]

By:

Name:
Title:

[Signature page – Limited Liability Company Agreement of Finance of America Equity Capital LLC]

EXHIBIT A

Form of Unit Certificate

Certificate Number	Class [A] Units

FINANCE OF AMERICA EQUITY CAPITAL LLC, a Delaware limited liability company (the “Company”), hereby certifies that                      (the “Holder”) is the registered owner of the number of Class [A] Units constituting limited liability company interests in the Company (the “Units”) set forth on this certificate. THE RIGHTS, POWERS, PREFERENCES, RESTRICTIONS (INCLUDING TRANSFER RESTRICTIONS) AND LIMITATIONS OF THE UNITS ARE SET FORTH IN, AND THIS CERTIFICATE AND THE UNITS REPRESENTED HEREBY ARE ISSUED AND SHALL IN ALL RESPECTS BE SUBJECT TO THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF THE COMPANY, DATED AS OF                     , 20    , AS THE SAME MAY BE AMENDED OR AMENDED AND RESTATED FROM TIME TO TIME (THE “AGREEMENT”). THE TRANSFER OF THIS CERTIFICATE AND THE UNITS REPRESENTED HEREBY IS RESTRICTED AS DESCRIBED IN THE AGREEMENT. By acceptance of this Certificate, and as a condition to being entitled to any rights and/or benefits with respect to the Units evidenced hereby, the Holder is deemed to have agreed to comply with and be bound by all of the terms and conditions of the Agreement. The Company will furnish a copy of the Agreement to the Holder without charge upon written request to the Company at its principal place of business. The Company maintains books and records for the purpose of registering the transfer of Units.

Each Unit shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by                      its                      as of the date set forth below.

Dated: , 20
Name:
Title:

REVERSE SIDE OF CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                      [print or typewrite the name of the transferee],                      [insert Social Security Number or other taxpayer identification number of transferee], the following number of Units:                      [identify number of Units being transferred], and irrevocably constitutes and appoints                      as attorney-in-fact to transfer the same on the books and records of the Company, with full power of substitution in the premises.

Dated: , 20	Signature:
(Transferor)

Address:

Schedule A

Initial Managers:

[●]

[●]

[●]

Exhibit E

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

FINANCE OF AMERICA COMPANIES INC.

The present name of the corporation is Finance of America Companies Inc. (the “Corporation”). The Corporation was incorporated under the name “Finance of America Companies Inc.” by the filing of its original certificate of incorporation (the “Original Certificate of Incorporation”) with the Secretary of State of the State of Delaware on October 9, 2020. This Amended and Restated Certificate of Incorporation of the Corporation, which amends, restates and integrates the provisions of the Original Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the written consent of the sole stockholder in accordance with Section 228 of the General Corporation Law of the State of Delaware. The Original Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

ARTICLE I

Section 1.1.    Name. The name of the Corporation is Finance of America Companies Inc. (the “Corporation”).

ARTICLE II

Section 2.1.    Address. The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, Wilmington, County of New Castle, State of Delaware 19808; and the name of the Corporation’s registered agent at such address is Corporation Service Company.

ARTICLE III

Section 3.1.    Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

Section 4.1.    Capitalization. The total number of shares of all classes of stock that the Corporation is authorized to issue is 6,601,000,000 shares, divided into three classes as follows: (i) 6,000,000,000 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”); (ii) 1,000,000 shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”); and (iii) 600,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”). The number of authorized shares of any of the Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Class A Common Stock, Class B Common Stock or Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder

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is required pursuant to this Amended and Restated Certificate of Incorporation of the Corporation (including any certificate of designation relating to any series of Preferred Stock)(as the same may be amended and/or restated from time to time, the “Restated Certificate of Incorporation”).

Section 4.2.    Preferred Stock.

(A)    The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized, by resolution or resolutions thereof, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the powers (including voting powers), if any, and the preferences and relative, participating, optional, special or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of the shares of such series and to cause to be filed with the Secretary of State of the State of Delaware a certificate of designation with respect thereto. The designations, powers (including voting powers), preferences and relative, participating, optional, special or other rights of each series of Preferred Stock, if any, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series of Preferred Stock at any time outstanding.

(B)    Except as otherwise required by applicable law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by the Restated Certificate of Incorporation.

Section 4.3.    Common Stock.

(A)    Voting Rights.

(1)    Except as may otherwise be provided in the Restated Certificate of Incorporation or by applicable law, each holder of record of Class A Common Stock, as such, shall be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally or holders of Class A Common Stock as a separate class are entitled to vote (whether voting separately as a class or together with one or more classes of the Corporation’s capital stock); provided, however, that, to the fullest extent permitted by applicable law, holders of Class A Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to the Restated Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Restated Certificate of Incorporation or pursuant to the DGCL.

(2)    Each holder of record of Class B Common Stock, as such, shall be entitled, without regard to the number of shares of Class B Common Stock (or fraction thereof) held by such holder, to a number of votes that is equal to the product of (x) the total number of Units (as defined in the Exchange Agreement, dated on or about the date hereof, by and among the Corporation, Finance of America Equity Capital LLC, a Delaware limited liability company (“FAEC LLC”), and the holders of Units (as defined therein) party thereto (as amended, supplemented, restated or otherwise modified from time to time, the “Exchange Agreement”)) held by such holder as set forth in the books and records of FAEC LLC multiplied by (y) the Exchange Rate (as defined in the Exchange Agreement), on all matters on which stockholders generally or holders of Class B Common Stock as a separate class are entitled to vote (whether voting separately as a class or together with one or more classes of the Corporation’s stock). Notwithstanding the foregoing, to the fullest extent permitted by applicable law, holders of Class B Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to the Restated Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Restated Certificate of Incorporation or pursuant to the DGCL.

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(3)    Except as otherwise provided in the Restated Certificate of Incorporation or required by applicable law, the holders of record of Common Stock shall vote together as a single class (or, if the holders of record of one or more outstanding series of Preferred Stock are entitled to vote together with the holders of record of Common Stock, as a single class, together with the holders of record of such one or more series of Preferred Stock) on all matters submitted to a vote of the stockholders generally.

(B)    Dividends and Distributions. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any other outstanding class or series of stock of the Corporation, having a preference over or the right to participate with the Class A Common Stock with respect to the payment of dividends and other distributions in cash, property or shares of stock of the Corporation, the holders of Class A Common Stock, as such, shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation when, as and if declared thereon by the Board from time to time out of the assets or funds of the Corporation that are by applicable law available therefor. The holders of Class B Common Stock, as such, shall not be entitled to receive any dividends or other distributions in cash, property or shares of stock of the Corporation.

(C)    Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the right, if any, of the holders of any outstanding series of Preferred Stock or any other outstanding class or series of stock of the Corporation having a preference over or the right to participate with the Class A Common Stock as to distributions upon dissolution or liquidation or winding up of the Corporation, the holders of Class A Common Stock, as such, shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of Class A Common Stock held by each such stockholder. The holders of Class B Common Stock, as such, shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(D)    Transfer of Class B Common Stock. In the event that any outstanding share of Class B Common Stock shall cease to be held directly or indirectly by a holder of a Unit as set forth in the books and records of FAEC LLC, such share, if not transferred to another holder of Units, shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be transferred to the Corporation for no consideration and thereupon shall be cancelled.

ARTICLE V

Section 5.1.    Bylaws. In furtherance and not in limitation of the powers conferred by the DGCL, the Board is expressly authorized to make, amend, alter, change, add to or repeal, in whole or in part, the bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”). In addition to any affirmative vote required by the Restated Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith.

ARTICLE VI

Section 6.1.    Board of Directors.

(A)    Except as otherwise provided in the Restated Certificate of Incorporation and the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

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(B)    Subject to the rights, if any, granted to the holders of any one or more outstanding series of Preferred Stock to elect one or more directors (collectively, the “Preferred Directors” and each a “Preferred Director”) and the rights granted pursuant to the Stockholders Agreement (as defined below), any newly-created directorship on the Board that results from an increase in the total number of directors and any vacancy occurring in the Board (whether by death, resignation, disqualification, removal or other cause) shall be filled by the affirmative vote of a majority of the directors then in office (other than any Preferred Director), although less than a quorum, or by the stockholders; provided that, at any time when the Principal Stockholders (as defined in the Stockholders Agreement, dated on or about the date of the filing of this Restated Certificate of Incorporation with the Secretary of the State of the State of Delaware, by and among the Corporation and the stockholders of the Corporation party hereto (as amended, supplemented, restated or otherwise modified from time to time, the “Stockholders Agreement”) beneficially own, in the aggregate, less than 30% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors (a “Voting Rights Threshold Period”), any newly-created directorship on the Board that results from an increase in the total number of directors and any vacancy occurring in the Board (whether by death, resignation, disqualification, removal or other cause) shall be filled solely and exclusively by the affirmative vote of a majority of the directors then in office (other than any Preferred Director), although less than a quorum. Any director so elected to fill a vacancy or newly created directorship shall hold office until his or her successor shall be elected and qualified, or until his or her earlier death, resignation disqualification or removal.

(C)    Any or all of the directors (other than any Preferred Directors) may be removed at any time either with or without cause by the affirmative vote of a majority in voting power of all outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

(D)    During any period when the holders of any outstanding series of Preferred Stock, voting separately as a series or together with one or more other outstanding series of Preferred Stock, have the right to elect one or more Preferred Directors pursuant to the provisions of the Restated Certificate of Incorporation, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of Preferred Directors, and the holders of such series of Preferred Stock shall be entitled to elect such Preferred Director or Preferred Directors; and (ii) each such Preferred Director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, disqualification or removal. Except as otherwise provided by the Restated Certificate of Incorporation, whenever the holders of any outstanding series of Preferred Stock having such right to elect one or more Preferred Directors are divested of such right pursuant to the provisions of the Restated Certificate of Incorporation, the terms of office of each such Preferred Director elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case, each such director shall thereupon cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall be automatically reduced accordingly.

(E)    Directors of the Corporation need not be elected by written ballot unless the Bylaws shall so require.

ARTICLE VII

Section 7.1.    Meetings of Stockholders. At any time during any Voting Rights Threshold Period, any action required or permitted to be taken by the holders of stock of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent by such holders unless such action is recommended by all directors of the Corporation then in office; provided, however, that any action required or permitted to be taken by the holders of Class B Common Stock, voting separately as a class, or, to the extent expressly permitted by the provisions of the Restated Certificate of Incorporation relating to one or more

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outstanding series of Preferred Stock, by the holders of such series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant class or series having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the DGCL. Subject to the rights of the holders of any outstanding series of Preferred Stock and any rights granted pursuant to the Stockholders Agreement, special meetings of the stockholders of the Corporation for any purpose or purposes may be called only by or at the direction of the Board, the Chairman of the Board or the Chief Executive Officer of the Corporation; provided, however, that special meetings of the stockholders of the Corporation for any purpose or purposes shall also be called by or at the direction of the Board or the Chairman of the Board at the request of the Principal Stockholders except at any time during any Voting Rights Threshold Period.

ARTICLE VIII

Section 8.1.    Limited Liability of Directors. No director of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Neither the amendment modification, repeal nor elimination of this Article VIII shall effect its application with respect to any act or omission occurring before such amendment, modification, repeal or elimination.

ARTICLE IX

Section 9.1.    Competition and Corporate Opportunities.

(A)    In recognition and anticipation that (i) members of the Board who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates and Affiliated Entities (each, as defined below) may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage and (ii) the Principal Stockholders and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article IX are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve any of the Non-Employee Directors, the Principal Stockholders or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.

(B)    None of (i) any Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation in both his or her director and officer capacities) or his or her Affiliates or Affiliated Entities or (ii) the Principal Stockholders or any of their respective Affiliates (the Persons (as defined below) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall, to the fullest extent permitted by applicable law, have any duty to refrain from directly or indirectly (1) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates now engages or proposes to engage or (2) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by applicable law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted by applicable law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate

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in, any business opportunity that may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in Section 9.1(C) of this Article IX. Subject to said Section 9.1(C) of this Article IX, in the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity that may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by applicable law, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person or does not communicate information regarding such corporate opportunity to the Corporation.

(C)    Notwithstanding the foregoing provision of this Article IX, the Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation in both his or her director and officer capacities) if such opportunity is expressly offered to such Non-Employee Director solely in his or her capacity as a director or officer of the Corporation, and the provisions of Section 9.1(B) of this Article IX shall not apply to any such corporate opportunity.

(D)    In addition to and notwithstanding the foregoing provisions of this Article IX, a potential corporate opportunity shall not be deemed to be a corporate opportunity of the Corporation if it is a business opportunity that (i) the Corporation is neither financially or legally able, nor contractually permitted, to undertake, (ii) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation or (iii) is one in which the Corporation has no interest or reasonable expectancy.

(E)    For purposes of this Article IX, (i) “Affiliate” shall mean (a) in respect of a Non-Employee Director, any Person (as defined below) that, directly or indirectly, is controlled (as defined below) by such Non-Employee Director (other than the Corporation and any Person that is controlled by the Corporation), (b) in respect of any of the Principal Stockholders, a Person that, directly or indirectly, is controlled by any of the Principal Stockholders, controls any of the Principal Stockholders or is under common control with any of the Principal Stockholders and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation) and (c) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; (ii) “Affiliated Entity” shall mean (a) any Person of which a Non-Employee Director serves as an officer, director, employee, agent or other representative (other than the Corporation and any Person that is controlled by the Corporation), (b) any direct or indirect partner, stockholder, member, manager or other representative of such Person or (c) any Affiliate of any of the foregoing; and (iii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.

(F)    For the purposes of this Article IX, “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract, or otherwise. A Person who is the owner of 20% or more in voting power of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Section (F) of Article IX, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(G)    To the fullest extent permitted by applicable law, any Person purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.

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ARTICLE X

Section 10.1.    DGCL Section 203 and Business Combinations.

(A)    The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

(B)    Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which shares of Class A Common Stock are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with any interested stockholder (as defined below) for a period of three years following the time that such stockholder became an interested stockholder, unless:

(1)    prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

(2)    upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(3)    at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

(C)    For purposes of this Article X, references to:

(1)    “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(2)    “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(3)    “Principal Stockholder Direct Transferee” means any person that acquires (other than in a registered public offering) directly from any Principal Stockholder or any of its successors or any “group,” or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.

(4)    “Principal Stockholder Indirect Transferee” means any person that acquires (other than in a registered public offering) directly from any Principal Stockholder Direct Transferee or any other Principal Stockholder Indirect Transferee beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.

(5)    “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

a.    any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section (B) of this Article X is not applicable to the surviving entity;

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b.    any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

c.    any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c) through (e) of this subsection c. shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

d.    any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

e.    any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections a. through d. above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(6)    “control,” including the terms “controlling,” “controlled by” and “under common control with,” shall have the meaning set forth in Section 9.1(F).

(7)    “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an Affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the Affiliates and associates of such person; but “interested stockholder” shall not include (a) any Principal Stockholder, any Principal Stockholder Direct Transferee, any Principal Stockholder Indirect Transferee or any of their respective Affiliates or successors or any “group,” or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided, further, that in the case of clause (b), such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an “interested stockholder”, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of

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“owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(8)    “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its Affiliates or associates:

a.    beneficially owns such stock, directly or indirectly; or

b.    has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s Affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

c.    has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection b. above), or disposing of such stock with any other person that beneficially owns, or whose Affiliates or associates beneficially own, directly or indirectly, such stock.

(9)    “person” means any individual, corporation, partnership, unincorporated association or other entity.

(10)    “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(11)    “voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock shall refer to such percentages of the votes of such voting stock.

ARTICLE XI

Section 11.1.    Severability. If any provision or provisions of the Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of the Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of the Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby.

Section 11.2.    Amendment. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in the Restated Certificate of Incorporation, and other provisions of the DGCL at the time in force may be added or inserted, in the manner now or hereafter prescribed by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to the Restated Certificate of Incorporation are granted subject to the rights reserved in this Section 11.2.

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ARTICLE XII

Section 12.1.    Forum.

(A)    Unless the Corporation consents in writing to an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, stockholder or employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising under any provision of the DGCL, the Restated Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity that acquires or holds any interest in shares of stock of the Corporation will be deemed to have notice of and consented to the provisions of this section.

(B)    Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by applicable law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States, including, in each case, the applicable rules and regulations promulgated thereunder. Any person or entity that acquires or holds any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 12.1.

*  *  *

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IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by [●], its [●], this [●] day of [●], 202[●].

FINANCE OF AMERICA COMPANIES INC.

By:
Name:
Title:

[Signature Page — Amended and Restated Certificate of Incorporation]

Exhibit F

AMENDED AND RESTATED

BYLAWS

OF

FINANCE OF AMERICA COMPANIES INC.

ARTICLE I

Offices

Section 1.01    Registered Office. The registered office and registered agent of Finance of America Companies Inc. (as such name may be changed in accordance with applicable law, the “Corporation”) in the State of Delaware shall be as set forth in the Restated Certificate of Incorporation (as defined below). The Corporation may also have offices in such other places in the United States or elsewhere as the Board of Directors of the Corporation (the “Board of Directors”) may, from time to time, determine or as the business of the Corporation may require as determined by any officer of the Corporation.

ARTICLE II

Meetings of Stockholders

Section 2.01    Annual Meetings. Annual meetings of stockholders may be held at such place, if any, either within or without the State of Delaware, and at such time and date as the Board of Directors shall determine and state in the notice of meeting. The Board of Directors may, in its sole discretion, determine that annual meetings of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication as described in Section 2.11 of these Bylaws in accordance with Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 2.02    Special Meetings. Special meetings of the stockholders may only be called in the manner provided in the Corporation’s certificate of incorporation as then in effect (including any certificate of designation) (as the same may be amended and/or restated from time to time, the “Restated Certificate of Incorporation”) and may be held at such place, if any, either within or without the State of Delaware, and at such time and date as the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer of the Corporation (the “Chief Executive Officer”) shall determine and state in the notice of such meeting. The Board of Directors may, in its sole discretion, determine that special meetings of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication as described in Section 2.11 of these Bylaws in accordance with Section 211(a)(2) of the DGCL. The Board of Directors may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer; provided, however, that with respect to any special meeting of stockholders previously scheduled by the Board of Directors or the Chairman of the Board of Directors at the request of the Principal Stockholders (as defined in the Restated Certificate of Incorporation and hereinafter, the “Principal Stockholders”), the Board of Directors shall not postpone, reschedule or cancel such special meeting without the prior written consent of the Principal Stockholders.

Section 2.03    Notice of Stockholder Business and Nominations.

(A)    Annual Meetings of Stockholders.

(1)    Nominations of persons for election to the Board of Directors by the stockholders generally entitled to vote (which, for the avoidance of doubt, shall exclude nominations of one or more individuals elected by the separate vote of the holders of any one or more series of preferred stock of the Corporation) and the proposal of other business to be considered by the stockholders generally entitled to vote (which, for the avoidance of doubt, shall exclude any question or business other than Nominations required by or pursuant to the Restated Certificate with respect to the rights of the holders of any outstanding series of preferred stock of the Corporation to be voted on by the holders of one or more such series, voting separately as a single class) may be made at an annual meeting of stockholders only (a) as provided in the Stockholders Agreement (as defined in the Restated Certificate of Incorporation) (with respect to nominations of persons for election to the Board of Directors only), (b) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.04 of Article II of these Bylaws, (c) by or at the direction of the Board of Directors or any authorized committee thereof or (d) by any stockholder of the Corporation who is entitled to vote at the meeting, who, subject to paragraph (C)(4) of this Section 2.03, complied with the notice procedures set forth in paragraphs (A)(2) and (A)(3) of this Section 2.03 and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

(2)    For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (d) of paragraph (A)(1) of this Section 2.03, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and, in the case of business other than nominations of persons for election to the Board of Directors, such other business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s annual meeting (which date shall, for purposes of the Corporation’s first annual meeting of stockholders after its shares of Common Stock (as defined in the Restated Certificate of Incorporation) are first publicly traded, be deemed to have occurred on June 1 of the preceding calendar year); provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting. Notwithstanding anything in this Section 2.03(A)(2) to the contrary, if the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) calendar days prior to the first anniversary of the prior year’s annual meeting of stockholders, then a stockholder’s notice required by this Section 2.03 shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary of the Corporation not later than the close of business on the tenth (10th) calendar day following the day on which such public announcement is first made by the Corporation.

(3)    A stockholder’s notice delivered pursuant to this Section 2.03 shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the Corporation’s proxy statement as a nominee of the stockholder and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business

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includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books and records, and of such beneficial owner, (ii) the class or series and number of shares of stock of the Corporation that are owned, directly or indirectly, beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of the stock of the Corporation at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination, (iv) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group that will (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding shares of stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination, (v) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and/or beneficial owner’s acquisition of shares of stock or other securities of the Corporation and/or the stockholder’s and/or beneficial owner’s acts or omissions as a stockholder of the Corporation and (vi) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; (d) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”); and (e) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) to which any proponent person is a party, the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation. A stockholder providing notice of a proposed nomination for election to the Board of Directors or other business proposed to be brought before a meeting (whether given pursuant to this paragraph (A)(3) or paragraph (B) of this Section 2.03 of these Bylaws) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining the stockholders entitled to notice of the meeting and (y) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the stockholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof) and not later than five (5) days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the day prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen (15) days prior to the date of the meeting or any adjournment or postponement thereof). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence

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of such director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules.

(B)    Special Meetings of Stockholders. Only such business (including the election of specific individuals to fill vacancies or newly created directorships on the Board of Directors) shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. At any time that stockholders are not prohibited from filling vacancies or newly created directorships on the Board of Directors, nominations of persons for the election to the Board of Directors to fill any vacancy or unfilled newly created directorship may be made at a special meeting of stockholders at which any proposal to fill any vacancy or unfilled newly created directorship is to be presented to the stockholders (1) as provided in the Stockholders Agreement, (2) by or at the direction of the Board of Directors or any committee thereof or (3) by any stockholder of the Corporation who is entitled to vote at the meeting on such matters, who (subject to paragraph (C)(4) of this Section 2.03) complies with the notice procedures set forth in paragraphs (A)(2) and (A)(3) of this Section 2.03 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. The number of nominees a stockholder may nominate for election at the special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of submitting a proposal to stockholders for the election of one or more directors to fill any vacancy or newly created directorship on the Board of Directors, any such stockholder entitled to vote on such matter may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting if the stockholder’s notice as required by paragraph (A)(2) of this Section 2.03 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which the Corporation first makes a public announcement of the date of the special at which directors are to be elected. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(C)    General.

(1)    Except as provided in paragraph (C)(4) of this Section 2.03, only such persons who are nominated in accordance with the procedures set forth in this Section 2.03 or the Stockholders Agreement shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.03. Except as otherwise provided by the DGCL, the Restated Certificate of Incorporation or these Bylaws, the Board of Directors and the chairman of the meeting (in addition to making any other determination that may be appropriate for the conduct of the meeting), shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting, (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on

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attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants and on shareholder approvals. Notwithstanding the foregoing provisions of this Section 2.03, unless otherwise required by the DGCL, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.03, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, the meeting of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(2)    Whenever used in these Bylaws, “public announcement” shall mean disclosure (a) in a press release released by the Corporation, provided such press release is released by the Corporation following its customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable national news service, or is generally available on internet news sites, or (b) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(3)    Notwithstanding the foregoing provisions of this Section 2.03, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.03; provided, however, that, to the fullest extent permitted by applicable law, any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws (including paragraphs (A)(1)(d) and (B) of this Section 2.03), and compliance with paragraphs (A)(1)(d) and (B) of this Section 2.03 of these Bylaws shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in these Bylaws shall be deemed to affect any rights of the holders of any class or series of stock having a preference over the common stock of the Corporation as to dividends or upon liquidation to elect directors under specified circumstances.

(4)    Notwithstanding anything to the contrary contained in this Section 2.03, for as long as the Stockholders Agreement remains in effect with respect to the Principal Stockholders, the Principal Stockholders (to the extent then subject to the Stockholders Agreement) shall not be subject to the notice procedures set forth in paragraphs (A)(2), (A)(3) or (B) of this Section 2.03 with respect to any annual or special meeting of stockholders.

Section 2.04    Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting in the form of a writing or by electronic transmission shall be given in the manner provided in Section 232 of the DGCL, which shall state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by applicable law, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

Section 2.05    Quorum. Unless otherwise required by applicable law, the Restated Certificate of Incorporation, these Bylaws or the rules of any stock exchange upon which the Corporation’s securities are

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listed, the holders of record of a majority of the voting power of the issued and outstanding shares of stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

Section 2.06    Voting. Except as otherwise provided by or pursuant to the provisions of the Restated Certificate of Incorporation, each stockholder entitled to vote at any meeting of the stockholders shall be entitled to one vote for each share of stock held by such stockholder that has voting power upon the matters in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action without a meeting may authorize another person or persons to act for such stockholder by proxy in any manner provided under Section 212(c) of the DGCL or as otherwise provided under applicable law, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Unless determined by the chairman of the meeting to be advisable, the stockholder vote on any question need not be by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by such stockholder’s proxy, if there be such proxy. When a quorum is present or represented at any meeting of stockholders, the vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the subject matter shall decide any question brought before such meeting, unless the question is one upon which, by express provision of applicable law, of the rules or regulations of any stock exchange applicable to the Corporation, of any regulation applicable to the Corporation or its securities, of the Restated Certificate of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing sentence and subject to the Restated Certificate of Incorporation, all elections of directors shall be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Section 2.07    Chairman of Meetings. The Chairman of the Board of Directors, if one is elected, or, in his or her absence or disability, the Chief Executive Officer of the Corporation, or in the absence of the Chairman of the Board of Directors and the Chief Executive Officer, a person designated by the Board of Directors shall be the chairman of the meeting and, as such, preside at the meeting of the stockholders.

Section 2.08    Secretary of Meetings. The Secretary of the Corporation shall act as Secretary at all meetings of the stockholders. In the absence or disability of the Secretary, the Chairman of the Board of Directors or the Chief Executive Officer shall appoint a person to act as Secretary at such meetings.

Section 2.09    Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Restated Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote in accordance with applicable law.

Section 2.10    Adjournment. At any meeting of stockholders of the Corporation, if less than a quorum be present, the chairman of the meeting or stockholders holding a majority in voting power of the shares of stock of the Corporation, present in person or by proxy and entitled to vote thereon, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting of the time and place, if any, of such adjourned meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person or proxy and vote at such adjourned meeting until a quorum shall be present. Any business may be transacted at the adjourned meeting that might have been transacted at the

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meeting originally noticed. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date so fixed for notice of such adjourned meeting.

Section 2.11    Remote Communication. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:

(a) participate in a meeting of stockholders; and

(b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication;

provided, that

(i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder;

(ii) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and

(iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.12    Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (v) certify their determination of the number of shares of stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by applicable law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

Section 2.13    Delivery to the Corporation. Whenever this Article II requires one or more persons (including a record or beneficial owner of stock) other than any Principal Stockholder to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), unless the Corporation elects otherwise, such document or information shall be in writing exclusively (and not in an electronic transmission)

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and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested (and not by delivery of an electronic transmission to an information processing system), and the Corporation shall not be required to accept any document not in such written form or accept any document so delivered.

ARTICLE III

Board of Directors

Section 3.01    Powers. Except as otherwise provided by the Restated Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not prohibited by the DGCL or the Restated Certificate of Incorporation directed or required to be exercised or done by the stockholders.

Section 3.02    Number and Term; Chairman. Subject to the Restated Certificate of Incorporation and the Stockholders Agreement, the number of directors shall be fixed exclusively by resolution of the Board of Directors. Directors shall be elected by the stockholders at their annual meeting, and each director so elected shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. The Board of Directors shall elect from its ranks a Chairman of the Board of Directors, who shall have the powers and perform such duties as provided in these Bylaws and as the Board of Directors may from time to time prescribe. The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors at which he or she is present. If the Chairman of the Board of Directors is not present at a meeting of the Board of Directors, the Chief Executive Officer (if the Chief Executive Officer is a director and is not also the Chairman of the Board of Directors) shall preside at such meeting, and, if the Chief Executive Officer is not present at such meeting or is not a director, a majority of the directors present at such meeting shall elect one (1) of their members to preside over such meeting.

Section 3.03    Resignations. Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the Secretary of the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation.

Section 3.04    Removal. Directors of the Corporation may be removed in the manner provided in the Restated Certificate of Incorporation and applicable law.

Section 3.05    Vacancies and Newly Created Directorships. Except as otherwise provided by the DGCL and the Restated Certificate, and subject to the Stockholders Agreement, vacancies occurring in any directorship (whether by death, resignation, retirement, disqualification, removal or other cause) and newly created directorships resulting from any increase in the number of directors shall be filled in accordance with the Restated Certificate of Incorporation. Any director elected to fill a vacancy or newly created directorship shall hold office until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, disqualification or removal.

Section 3.06    Meetings. Regular meetings of the Board of Directors may be held at such places and times as shall be determined from time to time by the Board of Directors. Special meetings of the Board of Directors may be called by the Chief Executive Officer of the Corporation or the Chairman of the Board of Directors, and shall be called by the Chief Executive Officer or the Secretary of the Corporation if directed by a majority of the Board of Directors and shall be at such places and times as they or he or she shall fix. Notice need not be given of

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regular meetings of the Board of Directors. At least twenty four (24) hours before each special meeting of the Board of Directors, either written notice, notice by electronic transmission or oral notice (either in person or by telephone) notice of the time, date and place of the meeting shall be given to each director. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting of the Board of Directors.

Section 3.07    Quorum, Voting and Adjournment. Except as otherwise provided by the DGCL, the Restated Certificate of Incorporation or these Bylaws, a majority of the total number of directors shall constitute a quorum for the transaction of business. Except as otherwise provided by the DGCL, the Restated Certificate of Incorporation or these Bylaws, the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of such adjourned meeting need not be given if the time and place of such adjourned meeting are announced at the meeting so adjourned.

Section 3.08    Committees; Committee Rules. The Board of Directors may designate one or more committees, including but not limited to an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each such committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; provided that no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (b) adopting, amending or repealing any Bylaw of the Corporation. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present at a meeting of the committee at which a quorum is present. Unless otherwise provided in such a resolution, in the event that a member and that member’s alternate, if alternates are designated by the Board of Directors, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

Section 3.09    Action Without a Meeting. Unless otherwise restricted by the Restated Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or any committee thereof, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed in the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form or shall be in electronic form if the minutes are maintained in electronic form.

Section 3.10    Remote Meeting. Unless otherwise restricted by the Restated Certificate of Incorporation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting by means of conference telephone or other communications equipment in which all persons participating in the meeting can hear each other. Participation in a meeting by means of conference telephone or other communications equipment shall constitute presence in person at such meeting.

Section 3.11    Compensation. The Board of Directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

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Section 3.12    Reliance on Books and Records. A member of the Board of Directors, or a member of any committee designated by the Board of Directors shall, in the performance of such member’s duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE IV

Officers

Section 4.01    Number. The officers of the Corporation shall include any officers required by the DGCL, each of whom shall be elected by the Board of Directors and who shall hold office for such terms as shall be determined by the Board of Directors and until their successors are elected and qualify or until their earlier resignation or removal. In addition, the Board of Directors may elect a Chief Executive Officer, a President, one or more Vice Presidents, including one or more Executive Vice Presidents, Senior Vice Presidents, a Treasurer and one or more Assistant Treasurers, a Secretary, one or more Assistant Secretaries and any other additional officers as the Board of Directors deems necessary or advisable, who shall hold their office for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. Any number of offices may be held by the same person.

Section 4.02    Other Officers and Agents. The Board of Directors may appoint such other officers and agents as it deems advisable, who shall hold their office for such terms and shall exercise and perform such powers and duties as shall be determined from time to time by the Board of Directors.

Section 4.03    Chief Executive Officer/President. The Chief Executive Officer, who shall also be the President, subject to the determination of the Board of Directors, shall have general executive charge, management, and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. If the Board of Directors has not elected a Chairman of the Board of Directors or in the absence or inability to act as the Chairman of the Board of Directors, the Chief Executive Officer shall exercise all of the powers and discharge all of the duties of the Chairman of the Board of Directors, but only if the Chief Executive Officer is a director of the Corporation.

Section 4.04    Vice Presidents. Each Vice President, if any are elected, of whom one or more may be designated an Executive Vice President or Senior Vice President, shall have such powers and shall perform such duties as shall be assigned to him or her by the Chief Executive Officer or the Board of Directors.

Section 4.05    Treasurer. The Treasurer shall have custody of the corporate funds, securities, evidences of indebtedness and other valuables of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or its designees selected for such purposes. The Treasurer shall disburse the funds of the Corporation, taking proper vouchers therefor. The Treasurer shall render to the Chief Executive Officer and the Board of Directors, upon their request, a report of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board of Directors shall prescribe.

In addition, the Treasurer shall have such further powers and perform such other duties incident to the office of Treasurer as from time to time are assigned to him or her by the Chief Executive Officer or the Board of Directors.

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Section 4.06    Secretary. The Secretary shall: (a) cause minutes of all meetings of the stockholders and directors to be recorded and kept properly; (b) cause all notices required by these Bylaws or otherwise to be given properly; (c) see that the minute books, stock books, and other nonfinancial books, records and papers of the Corporation are kept properly; and (d) cause all reports, statements, returns, certificates and other documents to be prepared and filed when and as required. The Secretary shall have such further powers and perform such other duties as prescribed from time to time by the Chief Executive Officer or the Board of Directors.

Section 4.07    Assistant Treasurers and Assistant Secretaries. Each Assistant Treasurer and each Assistant Secretary, if any are elected, shall be vested with all the powers and shall perform all the duties of the Treasurer and Secretary, respectively, in the absence or disability of such officer, unless or until the Chief Executive Officer or the Board of Directors shall otherwise determine. In addition, Assistant Treasurers and Assistant Secretaries shall have such powers and shall perform such duties as shall be assigned to them by the Chief Executive Officer or the Board of Directors.

Section 4.08    Corporate Funds and Checks. The funds of the Corporation shall be kept in such depositories as shall from time to time be prescribed by the Board of Directors or its designees selected for such purposes. All checks or other orders for the payment of money shall be signed by the Chief Executive Officer, a Vice President, the Treasurer or the Secretary or such other person or agent as may from time to time be authorized and with such countersignature, if any, as may be required by the Board of Directors.

Section 4.09    Contracts and Other Documents. The Chief Executive Officer and the Secretary, or such other officer or officers as may from time to time be authorized by the Board of Directors or any other committee given specific authority in the premises by the Board of Directors during the intervals between the meetings of the Board of Directors, shall have power to sign and execute on behalf of the Corporation deeds, conveyances and contracts, and any and all other documents requiring execution by the Corporation.

Section 4.10    Ownership of Stock of Another Corporation. Unless otherwise directed by the Board of Directors, the Chief Executive Officer, a Vice President, the Treasurer or the Secretary, or such other officer or agent as shall be authorized by the Board of Directors, shall have the power and authority, on behalf of the Corporation, to attend and to vote at any meeting of securityholders of any entity in which the Corporation holds securities or equity interests and may exercise, on behalf of the Corporation, any and all of the rights and powers incident to the ownership of such securities or equity interests at any such meeting, including the authority to execute and deliver proxies and consents on behalf of the Corporation.

Section 4.11    Delegation of Duties. In the absence, disability or refusal of any officer to exercise and perform his or her duties, the Board of Directors may delegate to another officer such powers or duties.

Section 4.12    Resignation and Removal. Any officer of the Corporation may be removed from office for or without cause at any time by the Board of Directors. Any officer may resign at any time in the same manner prescribed under Section 3.03 of these Bylaws.

Section 4.13    Vacancies. The Board of Directors shall have the power to fill vacancies occurring in any office.

ARTICLE V

Stock

Section 5.01    Shares With Certificates. The shares of stock of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder

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of stock of the Corporation represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Corporation by any two authorized officers of the Corporation (it being understood that each of the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, Chief Executive Officer, President, Chief Financial Officer, a Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary of the Corporation shall be an authorized officer for such purpose), representing the number of shares registered in certificated form. Any or all of the signatures on the certificate may be a facsimile. The Board of Directors shall have the power to appoint one or more transfer agents and/or registrars for the transfer or registration of certificates of stock of any class, and may require stock certificates to be countersigned or registered by one or more of such transfer agents and/or registrars.

Section 5.02    Uncertificated Shares. If the Board of Directors chooses to issue uncertificated shares, within a reasonable time after the issue or transfer of uncertificated shares, a written statement of the information required by the DGCL shall be sent by or on behalf of the Corporation to stockholders entitled to such uncertificated shares. The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided that the use of such system by the Corporation is permitted by applicable law.

Section 5.03    Transfer of Shares. Subject to any restriction on the transfer or registration of transfer of shares of stock of the Corporation or on the amount of securities that may be owned by any person or a group of persons imposed by the Restated Certificate, the Bylaws or by an agreement among any number of security holders or among such holders and the Corporation, shares of stock of the Corporation shall be transferable upon its books by the holders thereof, in person or by their duly authorized attorneys or legal representatives, upon surrender to the Corporation by delivery thereof (to the extent evidenced by a physical stock certificate) to the person in charge of the stock and transfer books and ledgers. Certificates representing such shares, if any, shall be cancelled and new certificates, if the shares are to be certificated, shall thereupon be issued. Subject to any restriction on the transfer or registration of transfer of shares of stock of the Corporation or on the amount of securities that may be owned by any person or a group of persons imposed by the Restated Certificate, the Bylaws or by an agreement among any number of security holders or among such holders and the Corporation shares of stock of the Corporation that are not represented by a certificate shall be transferred in accordance with any procedures adopted by the Corporation or its agents and applicable law. A record shall be made of each transfer. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares requested to be transferred, both the transferor and transferee request the Corporation do so. The Corporation shall have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates representing shares of stock of the Corporation and uncertificated shares.

Section 5.04    Lost, Stolen, Destroyed or Mutilated Certificates. A new certificate of stock or uncertificated shares may be issued in the place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed, and the Corporation may, in its discretion, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond, in such sum as the Corporation may direct, in order to indemnify the Corporation against any claims that may be made against it on account of the alleged, loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares. A new certificate or uncertificated shares of stock may be issued in the place of any certificate previously issued by the Corporation that has become mutilated upon the surrender by such owner of such mutilated certificate and, if required by the Corporation, the posting of a bond by such owner in an amount sufficient to indemnify the Corporation against any claim that may be made against on account of the alleged, loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 5.05    List of Stockholders Entitled to Vote. The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days

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before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic network; provided that the information required to gain access to such list is provided with the notice of meeting or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by the applicable law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 5.05 or to vote in person or by proxy at any meeting of stockholders.

Section 5.06    Fixing Date for Determination of Stockholders of Record.

(A)    In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(B)    In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(C)    Unless otherwise restricted by the Restated Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date for determining stockholders entitled to express consent to corporate action without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by the DGCL, the record date for such purpose shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board of

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Directors is required by the DGCL, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 5.07    Registered Stockholders. Prior to the surrender to the Corporation of the certificate or certificates for a share or shares of stock or notification to the Corporation of the transfer of uncertificated shares with a request to record the transfer of such share or shares, the Corporation may treat the registered owner of such share or shares as the person entitled to receive dividends, to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner of such share or shares. To the fullest extent permitted by applicable law, the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

ARTICLE VI

Notice and Waiver of Notice

Section 6.01    Notice. Notice is deemed given (i) if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation, (ii) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address as it appears on the records of the Corporation, (iii) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice, (iv) if by electronic mail, when directed to an electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by the DGCL, and (v) if by any other form of electronic transmission, when directed to the stockholder as required by applicable law and, to the extent required by applicable law, in the manner consented to by that stockholder. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

Section 6.02    Waiver of Notice. A written waiver of any notice, signed by a stockholder or director entitled to notice, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting (in person or by remote communication) shall constitute waiver of notice except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE VII

Indemnification and Advancement

Section 7.01    Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, agent or trustee or in any other capacity while serving as a director, officer, employee, agent or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted

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the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 7.03 with respect to proceedings to enforce rights to indemnification or advancement of expenses or with respect to any compulsory counterclaim brought by such indemnitee, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors.

Any reference to an officer of the Corporation in this Article VII shall be deemed to refer exclusively to the Chief Executive Officer, President, Chief Financial Officer, Chief Legal Officer and Secretary of the Corporation appointed pursuant to Article IV of these Bylaws, and to any Vice President, Assistant Secretary, Assistant Treasurer or other officer of the Corporation appointed by the Board of Directors pursuant to Article IV of these Bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors or equivalent governing body of such other entity pursuant to the certificate of incorporation and bylaws or equivalent organizational documents of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, but not an officer thereof as described in the preceding sentence, has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be such an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, such an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article VII.

Section 7.02    Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 7.01, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in appearing at, participating in or defending any such proceeding in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Article VII (which shall be governed by Section 7.03 (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires or in the case of an advance made in a proceeding brought to establish or enforce a right to indemnification or advancement, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made solely upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified or entitled to advancement of expenses under Sections 7.01 and 7.02 or otherwise.

Section 7.03    Right of Indemnitee to Bring Suit. If a claim under Section 7.01 or 7.02 is not paid in full by the Corporation within (i) sixty (60) days after a written claim for indemnification has been received by the Corporation or (ii) twenty (20) days after a claim for an advancement of expenses has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or to obtain advancement of expenses, as applicable. To the fullest extent permitted by Delaware law, if the indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for

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indemnification set forth in the DGCL. Neither the failure of the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VII or otherwise shall be on the Corporation.

Section 7.04    Indemnification Not Exclusive.

(A)    The provision of indemnification to or the advancement of expenses and costs to any indemnitee under this Article VII, or the entitlement of any indemnitee to indemnification or advancement of expenses and costs under this Article VII, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such indemnitee in any other way permitted by Delaware law or be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any Delaware law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such indemnitee’s capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity.

(B)    Given that certain jointly indemnifiable claims (as defined below) may arise due to the service of the indemnitee as a director and/or officer of the Corporation and as a director, officer, employee or agent of one or more indemnitee-related entities (as defined below), the Corporation shall, to the fullest extent permitted by Delaware law, be fully and primarily responsible for the payment to the indemnitee in respect of indemnification or advancement of expenses in connection with any such jointly indemnifiable claims, pursuant to and in accordance with the terms of this Article VII, irrespective of any right of recovery the indemnitee may have from any indemnitee-related entity. To the fullest extent permitted by applicable law, under no circumstance shall the Corporation be entitled to any right of subrogation or contribution by any indemnitee-related entity and no right of advancement or recovery the indemnitee may have from any indemnitee-related entity shall reduce or otherwise alter the rights of the indemnitee or the obligations of the Corporation hereunder. In the event that any indemnitee-related entity shall make any payment to the indemnitee in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, such indemnitee-related entity shall, to the fullest extent permitted by applicable law, be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee against the Corporation, and the indemnitee shall execute all papers reasonably required and shall do all lawful things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable any indemnitee-related entity effectively to bring suit to enforce such rights. Each of the indemnitee-related entities shall be third-party beneficiaries with respect to this Section 7.04(B), entitled to enforce this Section 7.04(B).

For purposes of this Section 7.04(B), the following terms shall have the following meanings:

(1)    The term “indemnitee-related entities” means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Corporation or any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise for which the indemnitee has agreed, on behalf of the Corporation or at the Corporation’s request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described herein) from whom an indemnitee may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Corporation may also have an indemnification or advancement obligation (other than as a result of obligations under an insurance policy).

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(2)    The term “jointly indemnifiable claims” shall be broadly construed and shall include, without limitation, any action, suit or proceeding for which the indemnitee shall be entitled to indemnification or advancement of expenses from both an indemnitee-related entity and the Corporation pursuant to Delaware law, any agreement or certificate of incorporation, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Corporation or an indemnitee-related entity, as applicable.

Section 7.05    Nature of Rights. The rights conferred upon indemnitees in this Article VII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

Section 7.06    Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 7.07    Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

ARTICLE VIII

Miscellaneous

Section 8.01    Electronic Transmission. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 8.02    Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 8.03    Fiscal Year. The fiscal year of the Corporation shall end on December 31, or such other day as the Board of Directors may designate.

Section 8.04    Section Headings. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 8.05    Inconsistent Provisions. In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Restated Certificate of Incorporation, the DGCL or any other applicable law, such provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

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ARTICLE IX

Amendments

Section 9.01    Amendments. The Board of Directors is expressly authorized to make, amend, alter, change, add to or repeal, in whole or in part, these Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or the Restated Certificate of Incorporation. Notwithstanding any other provisions of these Bylaws or any provision of applicable law that might otherwise permit a lesser vote of the stockholders, in addition to any affirmative vote of the holders of any class or series of stock of the Corporation required by the Restated Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of these Bylaws (including, without limitation, this Section 9.01) or to adopt any provision inconsistent herewith.

[Remainder of Page Intentionally Left Blank]

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Exhibit G

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (as amended, this “Agreement”), dated as of [●], 202[●], among Finance of America Companies Inc., a Delaware corporation, Finance of America Equity Capital LLC, a Delaware limited liability company, and the holders, other than the Corporation (as defined below) and/or its wholly owned subsidiaries, of LLC Units (as defined herein) from time to time party hereto.

WHEREAS, the parties hereto desire to provide for the exchange of LLC Units for shares of Class A Common Stock (as defined herein), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1. Definitions

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Affiliate” when used with reference to a particular Person means any other Person Controlling, Controlled by or under common Control with such particular Person. For purposes of this Agreement, none of the Corporation or its subsidiaries, including Finance of America Equity Capital LLC shall be deemed to be an Affiliate of any Principal Stockholder.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“BL Investors” has the meaning assigned thereto in the Stockholders Agreement.

“Blackstone Investors” has the meaning assigned thereto in the Stockholders Agreement.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.

“Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended.

“Control” when used with reference to any Person means the power to direct the management or policies of such Person, directly or indirectly, by or through stock or other equity ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral); and the terms “Controlling” and “Controlled” shall have meanings correlative to the foregoing.

“Corporation” means Finance of America Companies Inc., a Delaware corporation, and any successor thereto.

“Equity Transactions” means the transactions contemplated by the Transaction Agreement, dated as of October 12, 2020, by and among Replay Acquisition Corp., the Corporation, Finance of America Equity Capital LLC and the other parties thereto, as such agreement may be amended from time to time.

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“Exchange” has the meaning set forth in Section 2.1(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Rate” means, at any time, the number of shares of Class A Common Stock for which an LLC Unit is entitled to be exchanged at such time pursuant to this Agreement. On the date of this Agreement, the Exchange Rate shall be 1 for 1, and shall be subject to adjustment pursuant to Section 2.4 of this Agreement.

“Exchanging LLC Unitholder” means an LLC Unitholder initiating an Exchange.

“Finance of America Equity Capital LLC” means Finance of America Equity Capital LLC, a Delaware limited liability company, and any successor thereto.

“LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Finance of America Equity Capital LLC, dated on or about the date hereof, as such agreement may be amended and/or restated from time to time.

“LLC Unit” means (i) each Class A Unit (as such term is defined in the LLC Agreement) issued as of the date of this Agreement and (ii) each Class A Unit or other interest in Finance of America Equity Capital LLC that may be issued by Finance of America Equity Capital LLC in the future that is designated by the Corporation as a “LLC Unit.”

“LLC Unitholder” means each holder of one or more LLC Units that may from time to time be a party to this Agreement.

“LTIP Award” means an award made under the Amended and Restated UFG Holdings LLC Management Long-Term Incentive Plan.

“Permitted Transferee” has the meaning given to such term in Section 3.1 of this Agreement.

“Person” means a natural person, partnership (whether general or limited), limited liability company, trust, estate, association, corporation, or any other legal entity.

“Principal Stockholder” has the meaning assigned to such term under the Stockholders Agreement.

“Quarter” means, unless the context requires otherwise, a fiscal quarter of the Corporation.

“Quarterly Exchange Date” means, the date each Quarter that is the later to occur of either: (i) the second Business Day after the date on which the Corporation makes a public news release of its quarterly earnings for the prior Quarter; or (ii) the first day each Quarter that directors and executive officers of the Corporation are permitted to trade under the applicable polices of the Corporation relating to trading by directors and executive officers; provided that there shall be no Quarterly Exchange Date for any party prior to the expiration or waiver of any applicable lock-up agreement in connection with the Equity Transactions.

“Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the date hereof, among Finance of America Companies Inc., the Principal Stockholders and the other parties thereto, as such agreement may be amended from time to time.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Stockholders Agreement” means the Stockholders Agreement of the Corporation, dated on or about the date hereof, among the Corporation and each of the other parties from time to time party thereto, as such agreement may be amended and/or restated from time to time.

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ARTICLE II

SECTION 2.1. Exchange of LLC Units for Class A Common Stock.

(a)    (i) Subject to adjustment as provided in this Article II and to the provisions of the LLC Agreement, each LLC Unitholder shall be entitled, on any Quarterly Exchange Date, upon the terms and subject to the conditions hereof, to surrender LLC Units to Finance of America Equity Capital LLC, for the account of either the Corporation or Finance of America Equity Capital LLC, in exchange for the delivery to the exchanging LLC Unitholder of a number of shares of Class A Common Stock that is equal to the product of the number of LLC Units surrendered multiplied by the Exchange Rate (such exchange, an “Exchange”). (ii) In addition, subject to adjustment as provided in this Article II, each Principal Stockholder shall be entitled, at any time from and after the closing of the Equity Transactions, to Exchange LLC Units for shares of Class A Common Stock; provided, that the number of LLC Units surrendered in Exchanges pursuant to this clause (ii) during any thirty (30) calendar day period represent, in the aggregate, greater than two percent of total interests in partnership capital or profits (provided that such Exchange constitutes a “block transfer” within the meaning of Treasury Regulation section 1.7704-1(e)(2)). Notwithstanding anything otherwise to the contrary, each LLC Unitholder shall be entitled, at any time from and after the closing of the Equity Transactions to Exchange LLC Units for shares of Class A Common Stock in connection with the settlement of LTIP Awards pursuant to the Amended and Restated UFG Holdings LLC Management Long-Term Incentive Plan and the LTIP Award Settlement Agreement, dated as of October 12, 2020, among the Corporation, Finance of America Equity Capital LLC and the other parties thereto.

SECTION 2.2. Exchange Procedures.

(a)    The Corporation will provide notice thereof to each LLC Unitholder eligible to Exchange LLC Units on a Quarterly Exchange Date at least seventy-five (75) days prior to the anticipated date of such Quarterly Exchange Date. An LLC Unitholder shall exercise its right to make an Exchange as set forth in Section 2.1(a) above by providing a written notice of Exchange, which in the case of an Exchange pursuant to clause (i) of Section 2.1(a) shall be delivered, at least sixty (60) days prior to the applicable Quarterly Exchange Date substantially in the form of Exhibit A attached hereto and incorporated herein by reference, duly executed by such holder or such holder’s duly authorized attorney, in each case delivered during normal business hours at the principal executive offices of the Corporation and to Finance of America Equity Capital LLC.

(b)    As promptly as practicable following the surrender for Exchange of the LLC Units in the manner provided in this Article II, Finance of America Equity Capital LLC shall deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of the Corporation, the number of shares of Class A Common Stock deliverable upon such Exchange registered in the name of the relevant exchanging LLC Unitholder. To the extent the Class A Common Stock is settled through the facilities of The Depository Trust Company, Finance of America Equity Capital LLC will, subject to Section 2.2(c) below, upon the written instruction of an exchanging LLC Unitholder, use its reasonable best efforts to deliver the shares of Class A Common Stock deliverable to such exchanging LLC Unitholder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging LLC Unitholder. The Corporation, including in its capacity as the Managing Member of Finance of America Equity Capital LLC, shall, to the fullest extent permitted by applicable law, take such actions as may be required to ensure the performance by Finance of America Equity Capital LLC of its obligations under this Article II, including the issuance and sale of shares of Class A Common Stock to or for the account of Finance of America Equity Capital LLC in exchange for the delivery to the Corporation of a number of LLC Units that is equal to the number of LLC Units surrendered by an exchanging LLC Unitholder.

(c)    Finance of America Equity Capital LLC and each Exchanging LLC Unitholder shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that Finance of America Equity Capital LLC shall bear any transfer taxes, stamp

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taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the LLC Unitholder that requested the Exchange, then such LLC Unitholder and/or the Person in whose name such shares are to be delivered shall pay to Finance of America Equity Capital LLC the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of Finance of America Equity Capital LLC that such tax has been paid or is not payable.

(d)    The Corporation may adopt reasonable procedures for the implementation of the Exchange provisions set forth in this Article II; provided that, without the consent of each Principal Stockholder, the Corporation shall not adopt any procedures inconsistent with or that impair or adversely affect the rights of a Principal Stockholder to Exchange LLC Units pursuant to Section 2.1(a)(ii). An LLC Unitholder may not revoke a notice of exchange relating to an Exchange pursuant to clause (i) of Section 2.1(a) delivered pursuant to Section 2.2(a), without the express written consent of the Corporation, which consent may be provided or withheld, or made subject to such conditions, limitations or restrictions, as determined by the Corporation in its sole discretion. For the avoidance of doubt, such determinations by the Corporation need not be uniform and may be made selectively among LLC Unitholders, whether or not such LLC Unitholders are similarly situated.

(e)    Notwithstanding anything to the contrary herein, the Corporation may, in its sole discretion, elect to settle any Exchange hereunder by delivering shares of Class A Common Stock directly to an exchanging LLC Unitholder in exchange for such LLC Unitholder’s surrender to the Corporation of the corresponding LLC Units. Any such transaction shall otherwise be effected on the terms and in the manner provided herein and shall constitute an “Exchange” for all purposes of this Agreement.

(f)    Notwithstanding anything to the contrary herein, to the extent an LLC Unitholder surrenders for exchange a fraction of an LLC Unit, Finance of America Equity Capital LLC may in its sole discretion deliver to such holder a cash amount equal to the fair market value of such fraction (as determined by Finance of America Equity Capital LLC in its sole discretion) in lieu of delivering a fraction of a share of Class A Common Stock.

SECTION 2.3. Limitations on Exchanges.

(a)    For the avoidance of doubt, and notwithstanding anything to the contrary herein, an LLC Unitholder shall not be entitled to Exchange LLC Units to the extent the Corporation determines, in good faith, that such Exchange (i) would be prohibited by applicable law or (ii) would result in any breach of any debt agreement or other material contract of Finance of America Equity Capital LLC or the Corporation; provided, that nothing in this Agreement shall be construed to limit the rights and remedies of any LLC Unitholder pursuant to the Registration Rights Agreement. For the avoidance of doubt, no Exchange shall be deemed to be prohibited by applicable law pertaining to the registration of securities if such securities have been so registered or if any exemption from such registration requirements is reasonably available.

(b)    Notwithstanding anything to the contrary herein, if the board of directors of the Corporation shall determine, in good faith, that additional restrictions on Exchange are necessary so that Finance of America Equity Capital LLC is not treated as a “publicly traded partnership” under Section 7704 of the Code, the Corporation or Finance of America Equity Capital LLC may impose such additional restrictions on Exchanges as the board of directors of the Corporation has determined, in good faith, to be so necessary. Notwithstanding anything to the contrary herein, no Exchange shall be permitted if, in the good faith determination of the Corporation or Finance of America Equity Capital LLC, such an Exchange would pose a material risk that Finance of America Equity Capital LLC would be a “publicly traded partnership” under Section 7704 of the Code.

SECTION 2.4. Adjustment.

(a)    The Exchange Rate shall be adjusted if there is: (i) any subdivision (by any forward unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split,

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reclassification, reorganization, recapitalization or otherwise) of the LLC Units that is not accompanied by an identical subdivision (by any forward stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock; or (ii) any subdivision (by any forward stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision (by any forward unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the LLC Units, in each case, to the extent necessary to maintain the economic equivalency in the value surrendered for exchange and the value received, as determined by the Corporation in its sole discretion. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging LLC Unitholder shall be entitled to receive the amount of such security, securities or other property that such exchanging LLC Unitholder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction with respect to the Class A Common Stock, taking into account any adjustment as a result of any subdivision (by any forward split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, reorganization, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. Except as may be required in the immediately preceding sentence, no adjustments in respect of dividends or distributions on the LLC Units or shares of Class A Common Stock, as applicable, subject to such Exchange shall be made upon the Exchange of any LLC Unit.

SECTION 2.5. Class A Common Stock to be Issued.

(a)    The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as shall be deliverable upon any such Exchange; provided that nothing contained herein shall be construed to preclude Finance of America Equity Capital LLC from satisfying its obligations in respect of the Exchange of the LLC Units by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation or held by Finance of America Equity Capital LLC or any of their subsidiaries or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation or held by any subsidiary thereof). The Corporation and Finance of America Equity Capital LLC covenant that all Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

(b)    The Corporation and Finance of America Equity Capital LLC covenant and agree that, to the extent that a registration statement under the Securities Act is effective and available for shares of Class A Common Stock to be delivered with respect to any Exchange, shares of Class A Common Stock that have been registered under the Securities Act shall be delivered in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration of shares of Class A Common Stock has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the LLC Unitholder requesting such Exchange, the Corporation and Finance of America Equity Capital LLC shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Corporation and Finance of America Equity Capital LLC shall use commercially reasonable efforts to list the shares of Class A Common Stock required to be delivered upon Exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding shares of Class A Common Stock may be listed or traded at the time of such delivery.

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ARTICLE III

SECTION 3.1. Additional LLC Unitholders. To the extent an LLC Unitholder validly transfers any or all of such holder’s LLC Units to another person in a transaction in accordance with, and not in contravention of, the LLC Agreement or any other agreement or agreements with the Corporation or any of its subsidiaries to which a transferring LLC Unitholder may be party, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B attached hereto and incorporated herein by reference, whereupon such Permitted Transferee shall become an LLC Unitholder hereunder. To the extent Finance of America Equity Capital LLC issues LLC Units after the date of this Agreement, Finance of America Equity Capital LLC shall be entitled, in its sole discretion, to make any holder of such LLC Units an LLC Unitholder hereunder through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit B attached hereto and incorporated herein by reference.

SECTION 3.2. Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):

(a) If to the Corporation, to:

Finance of America Companies Inc.

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

Attention:          Anthony W. Villani, Chief Legal Officer

Email:                tony.villani@financeofamerica.com

With a copy to

Finance of America Equity Capital LLC

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

Attention:          Anthony W. Villani, Chief Legal Officer

Email:                tony.villani@financeofamerica.com

(b) If to Finance of America Equity Capital LLC, to:

Finance of America Equity Capital LLC

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

Attention:    Anthony W. Villani, Chief Legal Officer

Email:     tony.villani@financeofamerica.com

(c) If to any LLC Unitholder, to the address and other contact information set forth in the records of Finance of America Equity Capital LLC from time to time.

SECTION 3.3. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 3.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

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SECTION 3.5. Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision of this Agreement is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 3.6. Amendment. The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation, (ii) Finance of America Equity Capital LLC and (iii) LLC Unitholders holding a majority of the then outstanding LLC Units (excluding LLC Units held by the Corporation and/or its subsidiaries); provided however that (A) any amendment, supplement, waiver or modification that would adversely affect the rights of any of the BL Investors shall also require the prior written consent of the BL Investors holding a majority of the then outstanding LLC Units held by all of the BL Investors; and (B) any amendment, supplement, waiver or modification that would adversely affect the rights of any of the Blackstone Investors shall also require the prior written consent of the Blackstone Investors holding a majority of the then outstanding LLC Units held by all of the Blackstone Investors.

SECTION 3.7. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 3.8. Submission to Jurisdiction; Waiver of Jury Trial.

(a)    Any and all disputes which cannot be settled amicably with respect to this Agreement, including any action (at law or in equity), claim, litigation, suit, arbitration, hearing, audit, review, inquiry, proceeding or investigation or ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or a written notice of Exchange or any matter arising out of or in connection with this Agreement or a written notice of Exchange and the rights and obligations arising hereunder or thereunder, or for recognition and enforcement of any judgment in respect of this Agreement or written notice of Exchange and the rights and obligations arising hereunder or thereunder, brought by a party hereto or its successors or permitted assigns, shall be brought and determined exclusively in the Chancery Court of the State of Delaware, or, if such court shall not have jurisdiction, any federal court located in the State of Delaware, or, if neither of such courts shall have jurisdiction, any other Delaware state court. To the fullest extent permitted by applicable law, each of the parties hereby (i) irrevocably submits with regard to any such dispute for itself and in respect of its property, generally and unconditionally, to the sole and exclusive personal jurisdiction of the aforesaid courts and agrees that it will not bring any dispute arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or a written notice of Exchange or any matter arising out of or in connection with this Agreement or a written notice of Exchange and the rights and obligations arising hereunder or thereunder, or for recognition and enforcement of any judgement in respect of this Agreement or a written notice of Exchange and the rights and obligations arising hereunder or thereunder, in any court other than the aforesaid courts, (ii) irrevocably consents to service of process in any such dispute in any of the aforesaid courts by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized overnight delivery service, to such party at such party’s address referred to in Section 3.2, and (iii) irrevocably and unconditionally waives, and agrees not to assert as a defense, counterclaim or otherwise, in any such dispute, (A) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve process in accordance with this Section 3.8, (B) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (C) any objection which such party may now or hereafter have (x) to the laying of venue of any

7

such dispute brought in the courts referred to above, (y) that such action brought in any such court has been brought in an inconvenient forum and (z) that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts.

(b)    To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or to such party’s property, to the fullest extent permitted by applicable law, each such party hereby irrevocably waives such immunity in respect of such party’s obligations with respect to this Agreement or any written notice of Exchange.

(C)    EACH PARTY ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY AGREEING TO THE CHOICE OF DELAWARE LAW TO GOVERN THIS AGREEMENT AND ANY WRITTEN NOTICE OF EXCHANGE AND TO THE JURISDICTION OF DELAWARE COURTS IN CONNECTION WITH PROCEEDINGS BROUGHT HEREUNDER. THE PARTIES INTEND THIS TO BE AN EFFECTIVE CHOICE OF DELAWARE LAW AND AN EFFECTIVE CONSENT TO JURISDICTION AND SERVICE OF PROCESS UNDER 6 DEL. C. § 2708.

(d)    EACH PARTY, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THE VALIDITY, NEGOTIATION, EXECUTION, INTERPRETATION, PERFORMANCE OR NON-PERFORMANCE OF THIS AGREEMENT OR A WRITTEN NOTICE OF EXCHANGE OR ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR A WRITTEN NOTICE OF EXCHANGE AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER OR THEREUNDER, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGEMENT IN RESPECT OF THIS AGREEMENT OR A WRITTEN NOTICE OF EXCHANGE AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER OR THEREUNDER.

SECTION 3.9. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or by e-mail delivery of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.9.

SECTION 3.10. Tax Treatment; Tax Withholding.

(a)    This Agreement shall be treated as part of the partnership agreement of Finance of America Equity Capital LLC as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the LLC Units by an LLC Unitholder to the Corporation, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation consents in writing.

(b)    Notwithstanding any other provision in this Agreement, the Corporation, Finance of America Equity Capital LLC and their agents and affiliates shall have the right to deduct and withhold taxes (including, without limitation, shares of Class A Common Stock with a fair market value, determined in the sole discretion of the Corporation, equal to the amount of such taxes) from any payments (including payments made by the delivery of shares of Class A Common Stock or other payments in kind) to be made pursuant to the transactions contemplated by this Agreement if, in their determination, such withholding is required by applicable law, and an exchanging LLC Unitholder or other recipient of payment hereunder shall provide the Corporation, Finance of American Equity Capital LLC or any Person making a payment pursuant to this Agreement, tax forms, including Form W-9 or the appropriate series of Form W-8, as applicable, and any similar information which may be

8

requested by the payor; provided, that the Corporation may, in its sole discretion, allow an exchanging LLC Unitholder to pay such taxes owed on the exchange of LLC Units for shares of Class A Common Stock in cash in lieu of the Corporation withholding or deducting such taxes. To the extent that any of the aforementioned amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the recipient of the payments in respect of which such deduction and withholding was made. To the extent that any payment pursuant to this Agreement is not reduced by such deductions or withholdings, such recipient shall, to the fullest extent permitted by applicable law, indemnify the applicable withholding agent for any amounts imposed by any taxing authority together with any costs and expenses related thereto.

SECTION 3.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall, to the fullest extent permitted by applicable law, be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

SECTION 3.12. Independent Nature of LLC Unitholders’ Rights and Obligations. The obligations of each LLC Unitholder hereunder are several and not joint with the obligations of any other LLC Unitholder, and no LLC Unitholder shall be responsible in any way for the performance of the obligations of any other LLC Unitholder hereunder. The decision of each LLC Unitholder to enter into to this Agreement has been made by such LLC Unitholder independently of any other LLC Unitholder. Nothing contained herein, and no action taken by any LLC Unitholder pursuant hereto, shall be deemed to constitute the LLC Unitholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the LLC Unitholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Corporation acknowledges that the LLC Unitholders are not acting in concert or as a group, and the Corporation will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

SECTION 3.13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regards to its principles of conflicts of laws.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

FINANCE OF AMERICA COMPANIES INC.

By:
Name: Title:

FINANCE OF AMERICA EQUITY CAPITAL LLC

By:
Name: Title:

[Signature Page to Exchange Agreement]

LLC UNITHOLDERS

BL INVESTORS:

[●]

By:
Name: Title:

[Signature Page to Exchange Agreement]

BLACKSTONE INVESTORS:

[●]

By:
Name: Title:

[Signature Page to Exchange Agreement]

EXHIBIT A

[FORM OF]

ELECTION OF EXCHANGE

Finance of America Companies Inc.

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

Attention: Lauren Richmond, General Counsel

Finance of America Equity Capital LLC

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

Attention: Lauren Richmond, General Counsel

Reference is hereby made to the Exchange Agreement, dated as of [●], 202[●] (as amended, the “Exchange Agreement”), among Finance of America Companies Inc., a Delaware corporation, Finance of America Equity Capital LLC, a Delaware limited liability company, and the holders (other than Finance of American Companies Inc. and/or its wholly owned subsidiaries) of LLC Units (as defined therein) from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned LLC Unitholder hereby transfers to Finance of America Equity Capital LLC, for the account of either the Corporation or Finance of America Equity Capital LLC, the number of LLC Units set forth below in exchange for shares of Class A Common Stock to be issued in its name as set forth below, as set forth in the Exchange Agreement.

Legal Name of LLC Unitholder:

Address:

Number of LLC Units to be exchanged:

The undersigned hereby represents and warrants that: (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly authorized, executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the LLC Units subject to this Election of Exchange are being transferred free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the LLC Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such LLC Units to the Corporation.

The undersigned hereby irrevocably constitutes and appoints each officer of the Corporation and of Finance of America Equity Capital LLC as the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority, in the undersigned’s name, place and stead, and with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions, to the same extent and with the same effect as the undersigned would or could do under applicable law to transfer to Finance of America Equity Capital LLC, for the account of either the Corporation or Finance of America Equity Capital LLC, the LLC Units subject to this Election of Exchange and to deliver to the undersigned the shares of Class A Common Stock to be delivered in exchange therefor pursuant to the Exchange Agreement.

This Election of Exchange shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

EXHIBIT B

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of [●], 202[●] (the “Agreement”), among Finance of America Companies Inc., a Delaware corporation (the “Corporation”), Finance of America Equity Capital LLC, a Delaware limited liability company, and the holders (other than Finance of America Companies Inc. and/or its wholly owned subsidiaries) of LLC Unites (as defined therein) from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have the meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its principles of conflicts of laws. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Agreement having acquired LLC Units in Finance of America Equity Capital LLC. By signing and returning this Joinder Agreement to the Corporation, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of an LLC Unitholder contained in the Agreement, with all attendant rights, duties and obligations of an LLC Unitholder thereunder. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and by Finance of America Equity Capital LLC, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Name:

Address for Notices:	With copies to:

Attention:

[INSERT APPROPRIATE INDIVIDUAL OR ENTITY SIGNATURE BLOCK FOR JOINING PARTY]

Exhibit H

TAX RECEIVABLE AGREEMENT

between

FINANCE OF AMERICA COMPANIES INC.

and

THE PERSONS NAMED HEREIN

Dated as of [●], 202[●]

i

TAX RECEIVABLE AGREEMENT

This TAX RECEIVABLE AGREEMENT (this “Agreement”), is dated as of [●], 20[●], and is between Finance of America Companies Inc., a Delaware corporation (including any successor corporation, “PubCo”), each of the undersigned parties, and each of the other persons from time to time that become a party hereto (each, a “TRA Party” and together the “TRA Parties”).

RECITALS

WHEREAS, the TRA Parties directly or indirectly hold units (the “Units”) in Finance of America Equity Capital LLC, a Delaware limited liability company (“FOA OpCo”), which is classified as a partnership for United States federal income Tax purposes;

WHEREAS, Blackstone Tactical Opportunities Fund (Urban Feeder) – NQ L.P., a Delaware limited partnership (including any successor, the “Blocker”), is classified as an association taxable as a corporation for United States federal income Tax purposes;

WHEREAS, after the Transactions (as defined below), PubCo will be the sole owner of Blocker and [Purchaser], a Delaware limited liability company (“Purchaser”, and together with Blocker and the PubCo, collectively, the “Corporate Taxpayer”);

WHEREAS, after the Transactions (as defined below), PubCo will be the sole managing member of FOA OpCo, and holds and will hold, directly and/or indirectly (including indirectly through Blocker and Purchaser), Units;

WHEREAS, prior to or in connection with the Transactions, interests in FOA OpCo will, directly or indirectly, be distributed to Blocker and Blackstone Tactical Opportunities Associates – NQ L.L.C. (“Blackstone GP”) (such distribution, the “Pre-Closing Distribution”);

WHEREAS, pursuant to the Transaction Agreement, dated October 12, 2020, among FOA OpCo, PubCo, and the other parties thereto (the “Transaction Agreement”), among other things, Blocker will be converted from a Delaware limited partnership into a Delaware limited liability company and, immediately thereafter, RPLY BLKR Merger Sub, a Delaware limited liability company (“Blocker Merger Sub”), which is a wholly owned Subsidiary of PubCo and a disregarded entity for United States federal income Tax purposes, will merge with and into Blocker, with Blocker surviving the merger (such transactions, collectively, the “Blocker Merger”);

WHEREAS, in connection with or following the Transactions, FOA OpCo and/or one or more of its Subsidiaries may make certain payments of cash and/or shares of common stock of PubCo with respect to the LTIP Plan, which payments will generate deductions, a portion of which will be allocable to the Corporate Taxpayer (the “LTIP Deductions”);

WHEREAS, as a result of the Blocker Merger, the Corporate Taxpayer will be entitled to utilize Pre-Merger NOLs (as defined below);

WHEREAS, as a result of the Transactions, the Corporate Taxpayer will be entitled to obtain the benefit of the Transaction Basis Adjustment (as defined below);

WHEREAS, the Units held by the TRA Parties may be exchanged for Class A common stock of PubCo (the “Class A Shares”) and/or for cash or other property, in accordance with and subject to the provisions of the LLC Agreement (as defined below) and the Exchange Agreement (as defined below);

WHEREAS, the LLC Unit Holders (as defined below) will also own non-economic, voting Class B common stock of PubCo (the “Class B Shares”), which entitle each LLC Unit Holder, without regard to the number of shares of Class B Shares held by such LLC Unit Holder, to a number of votes that is equal to the aggregate number of Units held by such LLC Unit Holder on all matters on which stockholders of PubCo are entitled to vote generally;

WHEREAS, FOA OpCo and each of its direct and indirect Subsidiaries (as defined below) treated as a partnership for United States federal income Tax purposes currently have and will have in effect an election under Section 754 of the Code, for each Taxable Year (as defined below) that includes the Transactions Date and for each Taxable Year in which a taxable acquisition (including a deemed taxable acquisition under Section 707(a) of the Code) or non-taxable acquisition of Units by the Corporate Taxpayer from any of the TRA Parties (an “Exchanging Holder”) for Class A Shares and/or for cash or other consideration after the Transactions Date or any other distribution by FOA OpCo with respect to Units after the Transactions Date (an “Exchange”) occurs;

WHEREAS, as a result of an Exchange, the Corporate Taxpayer will be entitled to obtain the benefit of the Basis Adjustments (as defined below);

WHEREAS, the income, gain, loss, expense and other Tax items of the Corporate Taxpayer may be affected by (i) the Pre-Merger NOLs, (ii) the LTIP Deductions, (iii) the Transaction Basis Adjustments, (iv) the Basis Adjustments and (v) Imputed Interest (as defined below) (collectively, the “Tax Attributes”); and

WHEREAS, the parties to this Agreement desire to provide for certain payments and make certain arrangements with respect to the effect of the Tax Attributes on the liability for Taxes of the Corporate Taxpayer.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.    Definitions. As used in this Agreement, the terms set forth in this Article I shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

“Actual Tax Liability” means the sum of (i) the actual liability for Taxes of the Corporate Taxpayer as reported on its IRS Form 1120 (or any successor form) for a given Taxable Year and (ii) the product of the actual amount of the United States federal taxable income for such taxable year reported on the Corporate Taxpayer’s IRS Form 1120 (or any successor form) and the Blended Rate.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.

“Agreed Rate” means a per annum rate of LIBOR plus 100 basis points.

“Agreement” has the meaning set forth in the Preamble to this Agreement.

“Amended Schedule” has the meaning set forth in Section 2.3(b) of this Agreement.

“Attributable” means the portion of any Tax Attribute of the Corporate Taxpayer that is “Attributable” to the Blocker Shareholders, the Blackstone GP, or to any present or former holder of Units, other than the

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Corporate Taxpayer, as the case may be, and shall be determined by reference to the Tax Attributes, under the following principles:

(i)    any Pre-Merger NOLs are Attributable to the Blocker Shareholders in proportion to their relative indirect ownership percentages of FOA OpCo;

(ii)    any Transaction Basis Adjustments resulting from the Pre-Closing Distribution are Attributable to the Blackstone GP and the Blocker Shareholders in proportion to any Transaction Basis Adjustment delivered by them in the Pre-Closing Distribution;

(iii)    any LTIP Deductions are attributable to the Blocker Shareholders in proportion to their relative indirect ownership percentages of FOA OpCo;

(iv)    any Transaction Basis Adjustments (other than any Transaction Basis Adjustments attributable to the Pre-Closing Distribution) shall be determined separately with respect to each Transaction Exchange and are Attributable to a Transaction Exchange Unit Holder based on the Transaction Basis Adjustment delivered to the Corporate Taxpayer by such Transaction Exchange Unit Holder in the Transaction Exchange;

(v)    any Basis Adjustments shall be determined separately with respect to each Exchanging Holder and are Attributable to each Exchanging Holder in an amount equal to the total Basis Adjustments relating to such Units Exchanged by such Exchanging Holder; and

(vi)    any deduction to the Corporate Taxpayer with respect to a Taxable Year in respect of Imputed Interest is Attributable to the Person that is required to include the Imputed Interest in income (without regard to whether such Person is actually subject to Tax thereon).

“Basis Adjustment” means the adjustment to the Tax basis of a Reference Asset under Sections 732, 734(b) and/or 1012 of the Code (in situations where, as a result of one or more Exchanges, FOA OpCo becomes an entity that is disregarded as separate from its owner for United States federal income Tax purposes) or under Sections 734(b), 743(b) and/or 754 of the Code (in situations where, following an Exchange, FOA OpCo remains in existence as an entity treated as a partnership for United States federal income Tax purposes) and, in each case, analogous sections of United States state and local Tax laws, as a result of an Exchange and the payments made pursuant to this Agreement in respect of such Exchange. For the avoidance of doubt, the amount of any Basis Adjustment resulting from an Exchange of one or more Units shall be determined without regard to any Pre-Exchange Transfer of such Units and as if any such Pre-Exchange Transfer had not occurred. The amount of any Basis Adjustment shall be determined using the Market Value at the time of the Exchange.

“Basis Schedule” has the meaning set forth in Section 2.1 of this Agreement.

“Beneficial Owner” means, with respect to any security, a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power, which includes the power to dispose of, or to direct the disposition of, such security. The terms “Beneficially Own” and “Beneficial Ownership” shall have correlative meanings.

“BL Investors” means the entities listed on the signature pages under the heading “BL Investors” in the BL Investors TRA, as defined below.

“BL Investors TRA” means that Tax Receivable Agreement between PubCo, the BL Investors, and any other parties thereto, dated as of [●], 202[●].

“Blackstone Investors” means the entities listed on the signature pages hereto under the heading “Blackstone Investors.”

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“Blended Rate” means, with respect to any Taxable Year, the sum of the effective rates of Tax imposed on the aggregate net income of the Corporate Taxpayer in each state or local jurisdiction in which the Corporate Taxpayer files Tax Returns for such Taxable Year, with the maximum effective rate in any state or local jurisdiction being equal to the product of (i) the apportionment factor on the income or franchise Corporate Taxpayer Return in such jurisdiction for such Taxable Year and (ii) the maximum applicable corporate Tax rate in effect in such jurisdiction in such Taxable Year. As an illustration of the calculation of Blended Rate for a Taxable Year, if the Corporate Taxpayer solely files Tax Returns in State 1 and State 2 in a Taxable Year, the maximum applicable corporate Tax rates in effect in such states in such Taxable Year are 6.5% and 5.5%, respectively, and the apportionment factors for such states in such Taxable Year are 55% and 45% respectively, then the Blended Rate for such Taxable Year is equal to 6.05% (i.e., 6.5% multiplied by 55% plus 5.5% multiplied by 45%).

“Blocker” has the meaning set forth in the Recitals of this Agreement.

“Blocker Merger Sub” has the meaning set forth in the Recitals of this Agreement.

“Blocker Merger” has the meaning set forth in the Recitals of this Agreement.

“Blocker Shareholder” means, a Person who, prior to the Blocker Merger, holds equity interests of Blocker, and as a result of the Blocker Merger, holds Class A Shares.

“Board” means the Board of Directors of PubCo.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.

“Change of Control” means the occurrence of any of the following events:

(i)    any Person or any group of Persons acting together that would constitute a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended or any successor provisions thereto (excluding (a) a corporation or other entity owned, directly or indirectly, by the stockholders of the Corporate Taxpayer in substantially the same proportions as their ownership of stock of the Corporate Taxpayer or (b) a Person or group of Persons in which one or more Affiliates of Permitted Investors, directly or indirectly hold Beneficial Ownership of securities representing more than 50% of the total voting power in such Person or held by such group) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporate Taxpayer representing more than 50% of the combined voting power of the Corporate Taxpayer’s then outstanding voting securities; or

(ii)    the following individuals cease for any reason to constitute a majority of the number of directors of the Corporate Taxpayer then serving: individuals who, on the Transactions Date, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Corporate Taxpayer’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Transactions Date or whose appointment, election or nomination for election was previously so approved or recommended by the directors referred to in this clause (ii); or

(iii)    there is consummated a merger or consolidation of the Corporate Taxpayer with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (x) the Board immediately prior to the merger or consolidation does not constitute at least a majority of the board of directors of the company surviving the merger or, if the surviving company is a Subsidiary, the ultimate parent thereof, or (y) the voting securities of the Corporate Taxpayer immediately prior to such merger or consolidation do not continue to represent or are not converted into more than 50% of the combined voting power of the then outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving company is a Subsidiary, the ultimate parent thereof; or

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(iv)    the stockholders of the Corporate Taxpayer approve a plan of complete liquidation or dissolution of the Corporate Taxpayer or there is consummated an agreement or series of related agreements for the sale, lease or other disposition, directly or indirectly, by the Corporate Taxpayer of all or substantially all of the Corporate Taxpayer’s assets, other than such sale or other disposition by the Corporate Taxpayer of all or substantially all of the Corporate Taxpayer’s assets to an entity at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Corporate Taxpayer in substantially the same proportions as their ownership of the Corporate Taxpayer immediately prior to such sale.

Notwithstanding the foregoing, except with respect to clause (ii) and clause (iii)(x) above, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the shares of the Corporate Taxpayer immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in, and voting control over, and own substantially all of the shares of, an entity which owns, directly or indirectly, all or substantially all of the assets of the Corporate Taxpayer immediately following such transaction or series of transactions.

“Class A Shares” has the meaning set forth in the Recitals of this Agreement.

“Class B Shares” has the meaning set forth in the Recitals of this Agreement.

“Code” has the meaning set forth in the Recitals of this Agreement.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Corporate Taxpayer” has the meaning set forth in the Preamble to this Agreement; provided that the term “Corporate Taxpayer” shall include any company that is a member of any consolidated Tax Return of which PubCo, Purchaser or Blocker is a member, where appropriate.

“Corporate Taxpayer Return” means the United States federal and/or state and/or local Tax Return, as applicable, of the Corporate Taxpayer filed with respect to Taxes of any Taxable Year.

“Covered Person” has the meaning set forth in Section 7.14 of this Agreement.

“Cumulative Net Realized Tax Benefit” for a Taxable Year means the cumulative amount of Realized Tax Benefits for all Taxable Years of the Corporate Taxpayer, up to and including such Taxable Year net of the cumulative amount of Realized Tax Detriment for the same period. The Realized Tax Benefit and Realized Tax Detriment for each Taxable Year shall be determined based on the most recent Tax Benefit Schedules or Amended Schedules, if any, in existence at the time of such determination; provided, that, for the avoidance of doubt, the computation of the Cumulative Net Realized Tax Benefit shall be adjusted to reflect any applicable Determination with respect to any Realized Tax Benefits and/or Realized Tax Detriments.

“Default Rate” means a per annum rate of LIBOR plus 500 basis points.

“Determination” shall have the meaning ascribed to such term in Section 1313(a) of the Code or similar provision of state, foreign or local Tax law, as applicable, or any other event (including the execution of IRS Form 870-AD) that finally and conclusively establishes the amount of any liability for Tax.

“Dispute” has the meaning set forth in Section 7.8(a) of this Agreement.

“Early Termination Date” means the date of an Early Termination Notice for purposes of determining the Early Termination Payment.

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“Early Termination Effective Date” means the date on which an Early Termination Schedule becomes binding pursuant to Section 4.2.

“Early Termination Notice” has the meaning set forth in Section 4.2 of this Agreement.

“Early Termination Schedule” has the meaning set forth in Section 4.2 of this Agreement.

“Early Termination Payment” has the meaning set forth in Section 4.3(b) of this Agreement.

“Early Termination Rate” means the lesser of (i) 6.5% per annum, compounded annually, and (ii) LIBOR plus 100 basis points.

“Exchange” has the meaning set forth in the Recitals of this Agreement.

“Exchange Agreement” means the Exchange Agreement, dated on or about the date hereof, between PubCo, FOA OpCo and the holders of Units from time to time party thereto, as amended from time to time.

“Exchange Date” means the date of any Exchange.

“Exchanging Holder” has the meaning set forth in the Recitals of this Agreement.

“Expert” has the meaning set forth in Section 7.9 of this Agreement.

“FOA OpCo” has the meaning set forth in the Preamble of this Agreement.

“Future TRAs” has the meaning set forth in Section 5.1 of this Agreement.

“Hypothetical Tax Liability” means, with respect to any Taxable Year, the liability for Taxes of (i) the Corporate Taxpayer and (ii) without duplication, FOA OpCo (and FOA OpCo’s applicable subsidiaries), but only with respect to Taxes imposed on FOA OpCo (and FOA OpCo’s applicable subsidiaries) and allocable to the Corporate Taxpayer under Section 704 of the Code, in each case using the same methods, elections, conventions and similar practices used on the relevant Corporate Taxpayer Return, but (a) without taking into account Pre-Merger NOLs and LTIP Deductions, if any, (b) using the Non-Stepped Up Transaction Basis as reflected on the Basis Schedule including amendments thereto for the Taxable Year, (c) using the Non-Stepped Up Tax Basis as reflected on the Basis Schedule including amendments thereto for the Taxable Year, and (d) excluding any deduction attributable to Imputed Interest attributable to any payment made under this Agreement for the Taxable Year; provided, that for purposes of determining the Hypothetical Tax Liability, the combined Tax rate for United States state and local Taxes (but not, for the avoidance of doubt, United States federal Taxes) shall be the Blended Rate. For the avoidance of doubt, Hypothetical Tax Liability shall be determined without taking into account the carryover or carryback of any Tax item (or portions thereof) that is attributable to a Tax Attribute as applicable.

“Imputed Interest” in respect of a TRA Party shall mean any interest imputed under Section 1272, 1274 or 483 or other provision of the Code and any similar provision of state and local Tax law with respect to the Corporate Taxpayer’s payment obligations in respect of such TRA Party under this Agreement.

“Interest Amount” has the meaning set forth in Section 3.1(b) of this Agreement.

“IRS” means the United States Internal Revenue Service.

“LIBOR” means during any period, the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which U.S. dollar deposits are offered by leading banks in

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the London interbank deposit market), or the rate which is quoted by another source selected by the Corporation as an authorized information vendor for the purpose of displaying rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market (an “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such period as the London interbank offered rate for U.S. dollars having a borrowing date and a maturity comparable to such period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any LIBOR Alternate Source, a comparable replacement rate determined by the Corporate Taxpayer and the TRA Party Representative at such time, which determination shall be conclusive absent manifest error); provided, that at no time shall LIBOR be less than 0%. If the Corporate Taxpayer has made the determination (such determination to be conclusive absent manifest error) that (i) LIBOR is no longer a widely recognized benchmark rate for newly originated loans in the U.S. loan market in U.S. dollars or (ii) the applicable supervisor or administrator (if any) of LIBOR has made a public statement identifying a specific date after which LIBOR shall no longer be used for determining interest rates for loans in the U.S. loan market in U.S. dollars, then the Corporate Taxpayer and the TRA Party Representative shall (as determined by the Corporate Taxpayer and the TRA Party Representative to be consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace LIBOR for all purposes under this Agreement. In connection with the establishment and application of the Replacement Rate, this Agreement shall be amended solely with the consent of the Corporate Taxpayer, FOA OpCo and the TRA Party Representative, as may be necessary or appropriate, in the reasonable judgment of the Corporate Taxpayer and the TRA Party Representative, to effect the provisions of this section. The Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for the Corporate Taxpayer, such Replacement Rate shall be applied as otherwise reasonably determined by the Corporate Taxpayer and the TRA Party Representative.

“LLC Agreement” means, with respect to FOA OpCo, the Amended and Restated Limited Liability Company Agreement of FOA OpCo, dated on or about the date hereof, as such agreement may be further amended, restated, supplemented and/or otherwise modified from time to time.

“LLC Unit Holder” means holders of Units other than the Corporate Taxpayer.

“LTIP Plan” means the UFG Holdings LLC Management Long-Term Incentive Plan, effective as of January 1, 2015, as it may be amended, restated, supplemented and/or otherwise modified from time to time.

“Market Value” shall mean the closing price of the Class A Shares on the applicable Exchange Date on the national securities exchange or interdealer quotation system on which such Class A Shares are then traded or listed, as reported by the Wall Street Journal; provided, that if the closing price is not reported by the Wall Street Journal for the applicable Exchange Date, then the Market Value shall mean the closing price of the Class A Shares on the Business Day immediately preceding such Exchange Date on the national securities exchange or interdealer quotation system on which such Class A Shares are then traded or listed, as reported by the Wall Street Journal; provided, further, that if the Class A Shares are not then listed on a national securities exchange or interdealer quotation system, “Market Value” shall mean the cash consideration paid for Class A Shares, or the fair market value of the other property delivered for Class A Shares, as determined by the Board in good faith. Notwithstanding anything to the contrary in the above sentence, to the extent property is exchanged for cash in a transaction, the Market Value shall be determined by reference to the amount of cash transferred in such transaction.

“Material Objection Notice” has the meaning set forth in Section 4.2 of this Agreement.

“Net Tax Benefit” has the meaning set forth in Section 3.1(b) of this Agreement.

“Non-Stepped Up Transaction Basis” means, with respect to any Reference Asset at the time of a Transaction Exchange, the Tax basis that such asset would have had at such time if no Transaction Basis Adjustments had been made.

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“Non-Stepped Up Tax Basis” means, with respect to any Reference Asset at the time of an Exchange, the Tax basis that such asset would have had at such time if no Basis Adjustments had been made.

“Objection Notice” has the meaning set forth in Section 2.3(a) of this Agreement.

“Payment Date” means any date on which a payment is required to be made pursuant to this Agreement.

“Permitted Investors” means any of (i) the Blackstone Investors and any of their Affiliates and (ii) the BL Investors and any of their Affiliates.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.

“Pre-Exchange Transfer” means any transfer (including upon the death of an LLC Unit Holder) or distribution in respect of one or more Units (i) that occurs prior to an Exchange or Transaction Exchange of such Units, and (ii) to which Section 734(b) or 743(b) of the Code applies.

“Pre-Merger NOLs” means, without duplication, the net operating losses, capital losses, research and development credits, excess Section 163(j) limitation carryforwards, charitable deductions, foreign Tax credits and any Tax attributes subject to carryforward under Section 381 of the Code that the Corporate Taxpayer is entitled to utilize as a result of the Blocker Merger that relate to periods (or portions thereof) ending on or prior to the date of the Blocker Merger; provided, however, that in order to determine whether any such Tax attribute is a Pre-Merger NOL, the Taxable Year of the Corporate Taxpayer that includes the effective date of the Blocker Merger shall be deemed to end as of the close of such effective date. Notwithstanding the foregoing, the term “Pre-Merger NOL” shall not include any Tax attribute of Blocker that is used to offset Taxes of Blocker, if such offset Taxes are attributable to taxable periods (or portion thereof) ending on or prior to the date of the Blocker Merger (and, for the avoidance of doubt, the term “Pre-Merger NOL” shall not include any net operating loss that is used to offset Taxes of the Blocker resulting from an adjustment pursuant to Section 481(a) attributable to a taxable period (or portion thereof) ending on or prior to the date of the Blocker Merger).

“Realized Tax Benefit” means, for a Taxable Year, the excess, if any, of the Hypothetical Tax Liability over the Actual Tax Liability of (i) the Corporate Taxpayer and (ii) without duplication, FOA OpCo (and FOA OpCo’s applicable subsidiaries), but only with respect to Taxes imposed on FOA OpCo (and FOA OpCo’s applicable subsidiaries) and allocable to the Corporate Taxpayer under Section 704 of the Code. If all or a portion of the Actual Tax Liability for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Benefit unless and until there has been a Determination.

“Realized Tax Detriment” means, for a Taxable Year, the excess, if any, of the Actual Tax Liability of (i) the Corporate Taxpayer and (ii) without duplication, FOA OpCo and FOA OpCo’s applicable subsidiaries, but only with respect to Taxes imposed on FOA OpCo and FOA OpCo’s applicable subsidiaries that is allocable to the Corporate Taxpayer under Section 704 of the Code, over the Hypothetical Tax Liability. If all or a portion of the Actual Tax Liability for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Detriment unless and until there has been a Determination.

“Reconciliation Dispute” has the meaning set forth in Section 7.9 of this Agreement.

“Reconciliation Procedures” has the meaning set forth in Section 2.3(a) of this Agreement.

“Reference Asset” means an asset that is held by FOA OpCo, or by any of its direct or indirect Subsidiaries treated as a partnership or disregarded entity (but only if such indirect Subsidiaries are held only through Subsidiaries treated as partnerships or disregarded entities) for purposes of the applicable Tax, at the time of the

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Blocker Merger, the Transactions, a Transaction Exchange or an Exchange, as relevant. A Reference Asset also includes any asset that is “substituted basis property” under Section 7701(a)(42) of the Code with respect to a Reference Asset.

“Schedule” means any of the following: (i) a Basis Schedule; (ii) a Tax Benefit Schedule; or (iii) the Early Termination Schedule.

“Section 734(b) Exchange” means any Transaction Exchange or Exchange that results in a Basis Adjustment under Section 734(b) of the Code.

“Senior Obligations” has the meaning set forth in Section 5.1 of this Agreement.

“Subsidiaries” means, with respect to any Person, as of any date of determination, any other Person as to which such Person, owns, directly or indirectly, or otherwise controls more than 50% of the voting power or other similar interests or the sole general partner interest or managing member or similar interest of such Person.

“Tax Attributes” has the meaning set forth in the Recitals of this Agreement.

“Tax Benefit Payment” has the meaning set forth in Section 3.1(b) of this Agreement.

“Tax Benefit Schedule” has the meaning set forth in Section 2.2 of this Agreement.

“Tax Return” means any return, declaration, report or similar statement filed or required to be filed with respect to Taxes (including any attached schedules), including, without limitation, any information return, claim for refund, amended return and declaration of estimated Tax.

“Taxable Year” means a taxable year of the Corporate Taxpayer as defined in Section 441(b) of the Code or comparable section of state or local Tax law, as applicable (and, therefore, for the avoidance of doubt, may include a period of less than twelve (12) months for which a Tax Return is made), ending on or after the Transactions Date.

“Taxes” means any and all United States federal, state, local and foreign taxes, assessments or similar charges that are based on or measured with respect to net income or profits, and any interest related to such Tax.

“Taxing Authority” means any domestic, federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising any taxing authority or any other authority exercising Tax regulatory authority.

“TRA Party” has the meaning set forth in the Preamble to this Agreement.

“TRA Party Representative” means, initially, the BX Investor listed on the signature pages hereto under the heading “TRA Party Representative”, and thereafter, that TRA Party or committee of TRA Parties determined from time to time by a plurality vote of the TRA Parties ratably in accordance with their right to receive Early Termination Payments hereunder if all TRA Parties had fully Exchanged their Units for Class A Shares or other consideration and the Corporate Taxpayer had exercised its right of early termination on the date of the most recent Exchange. If at any time more than one TRA Party has been determined to serve as TRA Party Representative, references to TRA Party Representative herein shall apply to TRA Party Representatives, mutatis mutandis.

“Transaction Agreement” has the meaning set forth in the Recitals of this Agreement.

“Transactions” means the transactions contemplated by the Transaction Agreement, dated October 12, 2020, among Finance of America Equity Capital LLC, Finance of America Companies Inc. and the other parties thereto.

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“Transaction Basis Adjustment” means the adjustment to the Tax basis of a Reference Asset under Sections 732, 734(b) and/or 1012 of the Code (in situations where, as a result of one or more Exchanges, FOA OpCo becomes an entity that is disregarded as separate from its owner for United States federal income Tax purposes) or under Sections 734(b), 743(b) and/or 754 of the Code (in situations where, following an Exchange, FOA OpCo remains in existence as an entity treated as a partnership for United States federal income Tax purposes) and, in each case, analogous sections of United States state and local Tax laws, as a result of the acquisitions of Units by Purchaser in connection with the Transactions, the Pre-Closing Distribution or any other distribution by FOA OpCo with respect to Units in connection with the Transactions (each such acquisition or distribution, a “Transaction Exchange”), and the payments made pursuant to this Agreement in respect of such Transaction Exchange. For the avoidance of doubt, the amount of any Transaction Basis Adjustment resulting from a Transaction Exchange shall be determined without regard to any Pre-Exchange Transfer with respect to the applicable Units and as if any such Pre-Exchange Transfer had not occurred.

“Transactions Date” means the initial closing date of the Transactions.

“Transaction Exchange Unit Holder” means the Person that is deemed to have sold the applicable Units to the Corporate Taxpayer or received the applicable distribution in the Transaction Exchange.

“Treasury Regulations” means the final, temporary and proposed regulations under the Code promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant taxable period.

“Units” has the meaning set forth in the Recitals of this Agreement.

“Valuation Assumptions” shall mean, as of an Early Termination Date, the assumptions that in each Taxable Year ending on or after such Early Termination Date, (1) the Corporate Taxpayer will have taxable income sufficient to fully utilize the Tax items arising from the Tax Attributes (other than any items addressed in clause (2) below) during such Taxable Year or future Taxable Years (including, for the avoidance of doubt, Transaction Basis Adjustments, Basis Adjustments and Imputed Interest that would result from future payments made under this Agreement that would be paid in accordance with the Valuation Assumptions) in which such deductions would become available, (2) any Pre-Merger NOLs, LTIP Deductions or loss carryovers generated by deductions arising from any Tax Attributes or Imputed Interest that are available as of the date of such Early Termination Date will be used by the Corporate Taxpayer on a pro rata basis from the date of such Early Termination Date through the earlier of (x) the scheduled expiration date under applicable Tax law of such Pre-Merger NOLs, LTIP Deductions or loss carryovers or (y) the fifth (5th) anniversary of the Early Termination Date, (3) the United States federal, state and local income Tax rates that will be in effect for each such Taxable Year will be those specified for each such Taxable Year by the Code and other law as in effect on the Early Termination Date and the Blended Rate will be calculated based on such rates and the apportionment factor applicable in such Taxable Year, (4) any non-amortizable assets will be disposed of on the fifteenth (15th) anniversary of the applicable Exchange (in the case of Basis Adjustments) or the Transactions Date (in the case of Transaction Basis Adjustments, the LTIP Deductions, or the Pre-Merger NOLs) and any cash equivalents will be disposed of twelve (12) months following the Early Termination Date; provided, that in the event of a Change of Control, such non-amortizable assets shall be deemed disposed of at the time of sale (if applicable) of the relevant asset in the Change of Control (if earlier than such fifteenth (15th) anniversary) and (5) if, at the Early Termination Date, there are Units that have not been Exchanged, then each such Unit shall be deemed Exchanged for the Market Value of the Class A Shares and the amount of cash that would be transferred if the Exchange occurred on the Early Termination Date.

ARTICLE II

DETERMINATION OF CERTAIN REALIZED TAX BENEFIT

SECTION 2.1.    Basis Schedule. Within ninety (90) calendar days after the due date (including extensions) of IRS Form 1120 (or any successor form) of the Corporate Taxpayer for each relevant Taxable

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Year, the Corporate Taxpayer shall deliver to each TRA Party a schedule (the “Basis Schedule”) that shows, in reasonable detail necessary to perform the calculations required by this Agreement, (i) the Transaction Basis Adjustment with respect to the Reference Assets in respect of such TRA Party as a result of the Transaction Exchanges, if any, calculated in the aggregate, (ii) the Non-Stepped Up Transaction Basis of the Reference Assets in respect of such TRA Party as of the date of the Transaction Exchanges, if any, (iii) the Non-Stepped Up Tax Basis of the Reference Assets in respect of such TRA Party as of each applicable Exchange Date, if any, (iv) the Basis Adjustment with respect to the Reference Assets in respect of such TRA Party as a result of the Exchanges effected in such Taxable Year or any prior Taxable Year by such TRA Party, if any, calculated in the aggregate, (v) the period (or periods) over which the Reference Assets in respect of such TRA Party are amortizable and/or depreciable and (vi) the period (or periods) over which each Transaction Basis Adjustment, and each Basis Adjustment in respect of such TRA Party is amortizable and/or depreciable. All costs and expenses incurred in connection with the provision and preparation of the Basis Schedules and Tax Benefit Schedules for each TRA Party in compliance with this Agreement shall be borne by FOA OpCo.

SECTION 2.2.    Tax Benefit Schedule.

(a)    Tax Benefit Schedule. Within ninety (90) calendar days after the due date (including extensions) of IRS Form 1120 (or any successor form) of the Corporate Taxpayer for any Taxable Year in which there is a Realized Tax Benefit or a Realized Tax Detriment Attributable to a TRA Party, the Corporate Taxpayer shall provide to such TRA Party a schedule showing, in reasonable detail, the calculation of the Realized Tax Benefit and Tax Benefit Payment, or the Realized Tax Detriment, as applicable, in respect of such TRA Party for such Taxable Year (a “Tax Benefit Schedule”). Each Tax Benefit Schedule will become final as provided in Section 2.3(a) and may be amended as provided in Section 2.3(b) (subject to the procedures set forth in Section 2.3(b)).

(b)    Applicable Principles.

(i)    General. Subject to Section 3.3, the Realized Tax Benefit (or the Realized Tax Detriment) for each Taxable Year is intended to measure the decrease (or increase) in the actual liability for Taxes of the Corporate Taxpayer for such Taxable Year attributable to the Tax Attributes, determined using a “with and without” methodology. Carryovers or carrybacks of any Tax item attributable to any of the Tax Attributes shall be considered to be subject to the rules of the Code and the Treasury Regulations or the appropriate provisions of United States state and local income and franchise Tax law, as applicable, governing the use, limitation and expiration of carryovers or carrybacks of the relevant type. If a carryover or carryback of any Tax item includes a portion that is attributable to any Tax Attribute and another portion that is not, such portions shall be considered to be used in accordance with the “with and without” methodology. The parties agree that (A) all Tax Benefit Payments (other than Imputed Interest thereon) attributable to Pre-Merger NOLs or LTIP Deductions will be treated as non-qualifying property or money for purposes of Sections 351 or 356 of the Code received in the Blocker Merger, (B) all Tax Benefit Payments (other than Imputed Interest thereon) attributable to the Basis Adjustments will be treated as subsequent upward purchase price adjustments that have the effect of creating additional Basis Adjustments to Reference Assets for the Corporate Taxpayer in the year of payment, (C) all Tax Benefit Payments (other than Imputed Interest thereon) attributable to the Transaction Basis Adjustments will be treated as subsequent upward purchase price adjustments that have the effect of creating additional Transaction Basis Adjustments to Reference Assets for the Corporate Taxpayer in the year of payment, (D) as a result, such additional Basis Adjustments and Transaction Basis Adjustments will be incorporated into the current year calculation and into future year calculations, as appropriate, and (E) the Actual Tax Liability will take into account the deduction of the portion of the Tax Benefit Payment that must be accounted for as Imputed Interest.

(ii)    Applicable Principles of Section 734(b) Exchanges. Notwithstanding any provisions to the contrary in this Agreement, the foregoing treatment set out in Section 2.3(b)(i) shall not be required to apply to payments hereunder to a TRA Party in respect of a Section 734(b) Exchange by such TRA Party. For the avoidance of doubt, payments made under this Agreement relating to a Section 734(b) Exchange shall not

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be treated as resulting in a Transaction Basis Adjustment or Basis Adjustment to the extent such payments are treated as Imputed Interest. The parties intend that (A) a TRA Party that has made a Section 734(b) Exchange shall, with respect to the Transaction Basis Adjustment or Basis Adjustment resulting from such Section 734(b) Exchange or any payments hereunder in respect of such Section 734(b) Exchange, be entitled to Tax Benefit Payments attributable to such Transaction Basis Adjustments or Basis Adjustments only to the extent such Transaction Basis Adjustments or Basis Adjustments are allocable to the Corporate Taxpayer following such Section 734(b) Exchange (without taking into account any concurrent or subsequent Exchanges) and (B) if, as a result of a subsequent Exchange, an increased portion of the Basis Adjustments resulting from such Section 734(b) Exchange or any payments hereunder in respect of such Section 734(b) Exchange becomes allocable to the Corporate Taxpayer, then the LLC Unit Holder that makes such subsequent Exchange shall be entitled to a Tax Benefit Payment calculated in respect of such increased portion.

SECTION 2.3.    Procedures, Amendments.

(a)    Procedure. Every time the Corporate Taxpayer delivers to a TRA Party an applicable Schedule under this Agreement, including any Amended Schedule delivered pursuant to Section 2.3(b), and any Early Termination Schedule or amended Early Termination Schedule, the Corporate Taxpayer shall also (x) deliver to such TRA Party supporting schedules and work papers, as determined by the Corporate Taxpayer or as reasonably requested by such TRA Party, providing reasonable detail regarding data and calculations that were relevant for purposes of preparing the Schedule and (y) allow such TRA Party reasonable access at no cost to the appropriate representatives at the Corporate Taxpayer, as determined by the Corporate Taxpayer or as reasonably requested by such TRA Party, in connection with a review of such Schedule. Without limiting the generality of the preceding sentence, the Corporate Taxpayer shall ensure that any Tax Benefit Schedule that is delivered to a TRA Party, along with any supporting schedules and work papers, provides a reasonably detailed presentation of the calculation of the Actual Tax Liability and the Hypothetical Tax Liability and identifies any material assumptions or operating procedures or principles that were used for purposes of such calculations. An applicable Schedule or amendment thereto shall become final and binding on all parties thirty (30) calendar days from the date on which all relevant TRA Parties are treated as having received the applicable Schedule or amendment thereto under Section 7.1 unless the TRA Party Representative (i) within thirty (30) calendar days from such date provides the Corporate Taxpayer with written notice of a material objection to such Schedule (“Objection Notice”) made in good faith or (ii) provides a written waiver of such right of any Objection Notice within the period described in clause (i) above, in which case such Schedule or amendment thereto becomes binding on the date the waiver is received by the Corporate Taxpayer. If the Corporate Taxpayer and the TRA Party Representative, for any reason, are unable to successfully resolve the issues raised in the Objection Notice within thirty (30) calendar days after receipt by the Corporate Taxpayer of an Objection Notice, the Corporate Taxpayer and the TRA Party Representative shall employ the reconciliation procedures as described in Section 7.9 of this Agreement (the “Reconciliation Procedures”). The TRA Party Representative will fairly represent the interests of each of the TRA Parties and shall use reasonable efforts to timely raise and pursue, in accordance with this Section 2.3(a), any reasonable objection to a Schedule or amendment thereto timely communicated in writing to the TRA Party Representative by a TRA Party.

(b)    Amended Schedule. The applicable Schedule for any Taxable Year may be amended from time to time by the Corporate Taxpayer (i) in connection with a Determination affecting such Schedule, (ii) to correct material inaccuracies in the Schedule identified as a result of the receipt of additional factual information relating to a Taxable Year after the date the Schedule was provided to a TRA Party, (iii) to comply with an Expert’s determination under the Reconciliation Procedures, (iv) to reflect a change in the Realized Tax Benefit, or the Realized Tax Detriment for such Taxable Year attributable to a carryback or carryforward of a loss or other Tax item to such Taxable Year, (v) to reflect a change in the Realized Tax Benefit or the Realized Tax Detriment for such Taxable Year attributable to an amended Tax Return filed for such Taxable Year or (vi) to adjust an applicable TRA Party’s Basis Schedule to take into account payments made pursuant to this Agreement (any

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such Schedule, an “Amended Schedule”). The Corporate Taxpayer shall provide an Amended Schedule to each TRA Party when the Corporate Taxpayer delivers the Basis Schedule for the following taxable year.

ARTICLE III

TAX BENEFIT PAYMENTS

SECTION 3.1.    Payments.

(a)    Payments. Within five (5) calendar days after a Tax Benefit Schedule delivered to a TRA Party becomes final in accordance with Section 2.3(a) and Section 7.9, if applicable, the Corporate Taxpayer shall pay such TRA Party for such Taxable Year the Tax Benefit Payment determined pursuant to Section 3.1(b) that is Attributable to the relevant TRA Party. Each such Tax Benefit Payment shall be made by wire transfer of immediately available funds to the bank account previously designated by such TRA Party to the Corporate Taxpayer or as otherwise agreed by the Corporate Taxpayer and such TRA Party. For the avoidance of doubt, (x) no Tax Benefit Payment shall be made in respect of estimated Tax payments, including, without limitation, United States federal estimated income Tax payments and (y) the payments provided for pursuant to the above sentence shall be computed separately for each TRA Party. The Corporation and the TRA Parties hereby acknowledge and agree that, as of the date of this Agreement and as of the date of any Transaction Exchange or any future Exchange that may be subject to this Agreement, the aggregate value of the Tax Benefit Payments cannot be reasonably ascertained for U.S. federal income or other applicable tax purposes. Notwithstanding anything to the contrary in this Agreement, with respect to each Transaction Exchange or Exchange by or with respect to any TRA Party, if such TRA Party notifies the Corporate Taxpayer in writing of a stated maximum selling price (within the meaning of Treasury Regulation 15A.453-1(c)(2)) to be applied with respect to such Transaction Exchange or Exchange, the amount of the initial consideration received in connection with such Transaction Exchange or Exchange and the aggregate Tax Benefit Payments to such TRA Party in respect of such Transaction Exchange or Exchange (other than amounts accounted for as interest under the Code) shall not exceed such stated maximum selling price.

(b)    A “Tax Benefit Payment” in respect of a TRA Party for a Taxable Year means an amount, not less than zero, equal to the Net Tax Benefit that is Attributable to such TRA Party and the Interest Amount with respect thereto. For the avoidance of doubt, for Tax purposes, the Interest Amount shall not be treated as interest, but instead, shall be treated as additional consideration in the applicable transaction, unless otherwise required by law. Subject to Section 3.3, the “Net Tax Benefit” for a Taxable Year shall be an amount equal to the excess, if any, of 85% of the Cumulative Net Realized Tax Benefit as of the end of such Taxable Year, over the total amount of payments previously made under the first sentence of Section 3.1(a) (excluding payments attributable to Interest Amounts); provided, for the avoidance of doubt, that no such recipient shall be required to return any portion of any previously made Tax Benefit Payment. The “Interest Amount” shall equal the interest on the Net Tax Benefit calculated at the Agreed Rate from the due date (without extensions) for filing IRS Form 1120 (or any successor form) of the Corporate Taxpayer with respect to Taxes for such Taxable Year until the payment date under Section 3.1(a).

SECTION 3.2.    No Duplicative Payments. It is intended that the provisions of this Agreement will not result in duplicative payment of any amount (including interest) required under this Agreement or the BL Investors TRA. The provisions of this Agreement and the BL Investors TRA shall be construed in the appropriate manner to ensure such intentions are realized.

SECTION 3.3.    Pro Rata Payments. Notwithstanding anything in Section 3.1 to the contrary, to the extent that the aggregate Realized Tax Benefit of the Corporate Taxpayer with respect to the Tax Attributes is limited in a particular Taxable Year because the Corporate Taxpayer does not have sufficient taxable income, the Net Tax Benefit for the Corporate Taxpayer and the “Net Tax Benefit” of the Corporate Taxpayer under the BL

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Investors TRA shall be allocated among all parties eligible for Tax Benefit Payments under this Agreement and all parties eligible for “Tax Benefit Payments” under the BL Investors TRA in proportion to the amounts of Net Tax Benefit, as such term is defined in this Agreement and the BL Investors TRA, as applicable, that would have been Attributable to each such party if the Corporate Taxpayer had sufficient taxable income so that there were no such limitation.

SECTION 3.4.    Payment Ordering. If for any reason the Corporate Taxpayer does not fully satisfy its payment obligations to make all Tax Benefit Payments due under this Agreement or any “Tax Benefit Payment” due under the BL Investors TRA in respect of a particular Taxable Year, then the Corporate Taxpayer and the TRA Parties agree that (i) Tax Benefit Payments for such Taxable Year shall be allocated to all parties eligible for Tax Benefit Payments under this Agreement or the BL Investors TRA in proportion to the amounts of Net Tax Benefit as such term is defined in this Agreement and the BL Investors TRA, as applicable, that would have been Attributable to each TRA Party if the Corporate Taxpayer had sufficient cash available to make such Tax Benefit Payments and (ii) no Tax Benefit Payments shall be made in respect of any Taxable Year under either the BL Investors TRA or this Agreement until all Tax Benefit Payments to all TRA Parties and all “TRA Parties” under the BL Investors TRA in respect of all prior Taxable Years have been made in full.

ARTICLE IV

TERMINATION

SECTION 4.1.    Early Termination of Agreement; Breach of Agreement.

(a)    The Corporate Taxpayer may terminate this Agreement with respect to all amounts payable to the TRA Parties and with respect to all of the Units held by the TRA Parties at any time by paying to each TRA Party the Early Termination Payment in respect of such TRA Party; provided, however, that this Agreement shall only terminate upon the receipt of the Early Termination Payment by all TRA Parties, and provided, further, that the Corporate Taxpayer may withdraw any notice to execute its termination rights under this Section 4.1(a) prior to the time at which any Early Termination Payment has been paid. Upon payment of the Early Termination Payment by the Corporate Taxpayer, none of the TRA Parties or the Corporate Taxpayer shall have any further payment obligations under this Agreement, other than for any (a) Tax Benefit Payments due and payable and that remain unpaid as of the Early Termination Notice and (b) Tax Benefit Payment due for the Taxable Year ending with or including the date of the Early Termination Notice (except to the extent that the amount described in clause (b) is included in the Early Termination Payment). If an Exchange occurs after the Corporate Taxpayer makes all of the required Early Termination Payments, the Corporate Taxpayer shall have no obligations under this Agreement with respect to such Exchange.

(b)    In the event that the Corporate Taxpayer (1) breaches any of its material obligations under this Agreement, whether as a result of failure to make any payment when due, failure to honor any other material obligation required hereunder or by operation of law as a result of the rejection of this Agreement in a case commenced under the Bankruptcy Code or otherwise or (2)(A) shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate a bankruptcy or insolvency, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts or (ii) seeking an appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or it shall make a general assignment for the benefit of creditors or (B) there shall be commenced against the Corporate Taxpayer any case, proceeding or other action of the nature referred to in clause (A) above that remains undismissed or undischarged for a period of sixty (60) calendar days, all obligations hereunder shall be automatically accelerated and shall be immediately due and payable, and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such breach

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and shall include, but not be limited to, (1) the Early Termination Payments calculated as if an Early Termination Notice had been delivered on the date of a breach, (2) any Tax Benefit Payment due and payable and that remains unpaid as of the date of a breach, and (3) any Tax Benefit Payment in respect of any TRA Party due for the Taxable Year ending with or including the date of a breach; provided that procedures similar to the procedures of Section 4.2 shall apply with respect to the determination of the amount payable by the Corporate Taxpayer pursuant to this sentence. Notwithstanding the foregoing (other than as set forth in subsection (2) above), in the event that the Corporate Taxpayer breaches this Agreement, each TRA Party shall be entitled to elect to receive the amounts set forth in clauses (1), (2) and (3) above or to seek specific performance of the terms hereof. The parties agree that the failure to make any payment due pursuant to this Agreement within three (3) months of the date such payment is due shall be deemed to be a breach of a material obligation under this Agreement for all purposes of this Agreement, and that it will not be considered to be a breach of a material obligation under this Agreement to make a payment due pursuant to this Agreement within three (3) months of the date such payment is due. Notwithstanding anything in this Agreement to the contrary, it shall not be a breach of a material obligation of this Agreement if the Corporate Taxpayer fails to make any Tax Benefit Payment or payment made with respect to Section 4.1(c) when due to the extent that the Corporate Taxpayer has insufficient funds to make such payment; provided, that the interest provisions of Section 5.2 shall apply to such late payment (unless the Corporate Taxpayer does not have sufficient funds to make such payment as a result of limitations imposed by any Senior Obligations, in which case Section 5.2 shall apply, but the Default Rate shall be replaced by the Agreed Rate).

(c)    In the event of a Change of Control, all obligations hereunder shall be accelerated and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such Change of Control and utilizing the Valuation Assumptions by substituting in each case the terms “the closing date of a Change of Control” in each place where the phrase “Early Termination Date” appears. Such obligations shall include, but not be limited to, (1) the Early Termination Payments calculated as if the Early Termination Date is the date of such Change of Control, (2) any Tax Benefit Payment due and payable and that remains unpaid as of the date of such Change of Control, and (3) any Tax Benefit Payment in respect of any TRA Party due for any Taxable Year ending prior to, with or including the date of such Change of Control (except to the extent that any amounts described in clause (2) or (3) are included in the Early Termination Payments). For the avoidance of doubt, Sections 4.2 and 4.3 shall apply to a Change of Control, mutadis mutandi.

(d)    Notwithstanding anything herein to the contrary, (1) if the Corporate Taxpayer terminates the BL Investors TRA, it shall be required to terminate this Agreement pursuant to Section 4.1(a), (2) any breach, proceeding or action that results in an acceleration of the BL Investors TRA shall be treated as a breach, proceeding or action that results in an acceleration of this Agreement pursuant to Section 4.1(b), (3) any “Change of Control” for purposes of the BL Investors TRA shall also be treated as a Change of Control for purposes of this Agreement, and (4) without limiting the foregoing, this Section 4.1 shall be applied consistently to this Agreement and the BL Investors TRA.

SECTION 4.2.    Early Termination Notice. If the Corporate Taxpayer chooses to exercise its right of early termination under Section 4.1 above, the Corporate Taxpayer shall deliver to each TRA Party notice of such intention to exercise such right (“Early Termination Notice”) and a schedule (the “Early Termination Schedule”) specifying the Corporate Taxpayer’s intention to exercise such right and showing in reasonable detail the calculation of the Early Termination Payment(s) due for each TRA Party. Each Early Termination Schedule shall become final and binding on all parties thirty (30) calendar days from the first date on which all TRA Parties are treated as having received such Schedule or amendment thereto under Section 7.1 unless the TRA Party Representative (i) within thirty (30) calendar days after such date provides the Corporate Taxpayer with notice of a material objection to such Schedule made in good faith (“Material Objection Notice”) or (ii) provides a written waiver of such right of a Material Objection Notice within the period described in clause (i) above, in which case such Schedule becomes binding on the date the waiver is received by the Corporate Taxpayer. If the Corporate Taxpayer and the TRA Party Representative, for any reason, are unable to successfully resolve the issues raised in such notice within thirty (30) calendar days after receipt by the Corporate

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Taxpayer of the Material Objection Notice, the Corporate Taxpayer and the TRA Party Representative shall employ the Reconciliation Procedures in which case such Schedule becomes binding ten (10) calendar days after the conclusion of the Reconciliation Procedures. The TRA Party Representative will fairly represent the interests of each of the TRA Parties and shall timely raise and pursue, in accordance with this Section 4.2, any reasonable objection to an Early Termination Schedule or amendment thereto timely communicated in writing to the TRA Party Representative by a TRA Party.

SECTION 4.3.    Payment upon Early Termination.

(a)    Within three (3) calendar days after an Early Termination Effective Date, the Corporate Taxpayer shall pay to each TRA Party an amount equal to the Early Termination Payment in respect of such TRA Party. Such payment shall be made by wire transfer of immediately available funds to a bank account or accounts designated by such TRA Party or as otherwise agreed by the Corporate Taxpayer and such TRA Party or, in the absence of such designation or agreement, by check mailed to the last mailing address provided by such TRA Party to the Corporate Taxpayer.

(b)    “Early Termination Payment” in respect of a TRA Party shall equal the present value, discounted at the Early Termination Rate as of the applicable Early Termination Effective Date, of all Tax Benefit Payments in respect of such TRA Party that would be required to be paid by the Corporate Taxpayer beginning from the Early Termination Date and assuming that the Valuation Assumptions in respect of such TRA Party are applied and that each Tax Benefit Payment for the relevant Taxable Year would be due and payable on the due date (without extensions) under applicable law as of the Early Termination Effective Date for filing of IRS Form 1120 (or any successor form) of the Corporate Taxpayer.

ARTICLE V

SUBORDINATION AND LATE PAYMENTS

SECTION 5.1.    Subordination. Notwithstanding any other provision of this Agreement to the contrary, any Tax Benefit Payment or payments made with respect to Section 4.1(c) required to be made by the Corporate Taxpayer to the TRA Parties under this Agreement shall rank subordinate and junior in right of payment to any principal, interest or other amounts due and payable in respect of any obligations in respect of indebtedness for borrowed money of the Corporate Taxpayer and its Subsidiaries (“Senior Obligations”) and shall rank pari passu in right of payment with all current or future unsecured obligations of the Corporate Taxpayer that are not Senior Obligations (including the BL Investors TRA). To the extent that any payment under this Agreement is not permitted to be made at the time payment is due as a result of this Section 5.1 and the terms of agreements governing Senior Obligations, such payment obligation nevertheless shall accrue for the benefit of TRA Parties and the Corporate Taxpayer shall make such payments at the first opportunity that such payments are permitted to be made in accordance with the terms of the Senior Obligations. Notwithstanding any other provision of this Agreement to the contrary, to the extent that the Corporate Taxpayer or any of its Affiliates enters into future Tax receivable or other similar agreements (which, for the avoidance of doubt, shall not include the BL Investors TRA) (“Future TRAs”), the Corporate Taxpayer shall ensure that the terms of any such Future TRA shall provide that the Tax Attributes subject to this Agreement are considered senior in priority to any Tax attributes subject to any such Future TRA for purposes of calculating the amount and timing of payments under any such Future TRA.

SECTION 5.2.    Late Payments by the Corporate Taxpayer. Subject to the proviso in the last sentence of Section 4.1(b), the amount of all or any portion of any Tax Benefit Payment or Early Termination Payment not made to the TRA Parties when due under the terms of this Agreement, whether as a result of Section 5.1 or otherwise, shall be payable together with any interest thereon, computed at the Default Rate and commencing from the date on which such Tax Benefit Payment or Early Termination Payment was first due and payable to the date of actual payment.

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ARTICLE VI

NO DISPUTES; CONSISTENCY; COOPERATION

SECTION 6.1.    Participation in the Corporate Taxpayer’s and FOA OpCo’s Tax Matters. Except as otherwise provided herein, and except as provided in the LLC Agreement, the Corporate Taxpayer shall have full responsibility for, and sole discretion over, all Tax matters concerning the Corporate Taxpayer and FOA OpCo, including, without limitation, the preparation, filing or amending of any Tax Return and defending, contesting or settling any issue pertaining to Taxes. Notwithstanding the foregoing, the Corporate Taxpayer shall notify the TRA Party Representative of, and keep the TRA Party Representative reasonably informed with respect to, the portion of any audit of the Corporate Taxpayer and FOA OpCo by a Taxing Authority the outcome of which is reasonably expected to materially affect the rights and obligations of a TRA Party under this Agreement, and shall provide to the TRA Party Representative reasonable opportunity to provide information and other input to the Corporate Taxpayer, FOA OpCo and their respective advisors concerning the conduct of any such portion of such audit; provided, however, that the Corporate Taxpayer and FOA OpCo shall not be required to take any action that is inconsistent with any provision of the LLC Agreement.

SECTION 6.2.    Consistency. The Corporate Taxpayer and the TRA Parties agree to report and cause to be reported for all purposes, including United States federal, state and local Tax purposes and financial reporting purposes, all Tax-related items (including, without limitation, the Transaction Basis Adjustments, Basis Adjustments and each Tax Benefit Payment) in a manner consistent with that contemplated by this Agreement or specified by the Corporate Taxpayer in any Schedule required to be provided by or on behalf of the Corporate Taxpayer under this Agreement unless otherwise required by law. The Corporate Taxpayer shall (and shall cause FOA OpCo and its other Subsidiaries to) use commercially reasonable efforts (for the avoidance of doubt, taking into account the interests and entitlements of all TRA Parties under this Agreement) to defend the Tax treatment contemplated by this Agreement and any Schedule in any audit, contest or similar proceeding with any Taxing Authority.

SECTION 6.3.    Cooperation. Each of the TRA Parties shall (a) furnish to the Corporate Taxpayer in a timely manner such information, documents and other materials as the Corporate Taxpayer may reasonably request for purposes of making any determination or computation necessary or appropriate under this Agreement, preparing any Tax Return or contesting or defending any audit, examination or controversy with any Taxing Authority, (b) make itself available to the Corporate Taxpayer and its representatives to provide explanations of documents and materials and such other information as the Corporate Taxpayer or its representatives may reasonably request in connection with any of the matters described in clause (a) above, and (c) reasonably cooperate in connection with any such matter, and the Corporate Taxpayer shall reimburse each such TRA Party for any reasonable and documented out-of-pocket costs and expenses incurred pursuant to this Section 6.3. Upon the request of any TRA Party, the Corporate Taxpayer shall cooperate in taking any action reasonably requested by such TRA Party in connection with its tax or financial reporting and/or the consummation of any assignment or transfer of any of its rights and/or obligations under this Agreement, including without limitation, providing any information or executing any documentation.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1.    Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed duly given and received (a) on the date of delivery if delivered personally, or by facsimile or email with confirmation of transmission by the transmitting equipment or (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service. All notices hereunder

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shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to the Corporate Taxpayer, to:

  Finance of America Companies Inc.

  909 Lake Carolyn Parkway, Suite 1550

  Irving, Texas 75039

  Attention:      Anthony W. Villani, Chief Legal Officer

  Email:              tony.villani@financeofamerica.com

If to the TRA Parties, to the respective addresses, fax numbers and email addresses set forth in the records of FOA OpCo.

Any party may change its address, fax number or email by giving the other party written notice of its new address, fax number or email in the manner set forth above.

SECTION 7.2.    Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.3.    Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

SECTION 7.4.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 7.5.    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

SECTION 7.6.    Successors; Assignment; Amendments; Waivers.

(a)    Each TRA Party may assign all or any portion of its rights under this Agreement to any Person as long as such transferee has executed and delivered, or, in connection with such transfer, executes and delivers, a joinder to this Agreement, substantially in form of Exhibit A hereto, agreeing to become a TRA Party for all purposes of this Agreement, except as otherwise provided in such joinder.

(b)    No provision of this Agreement may be amended unless such amendment is approved in writing by each of the Corporate Taxpayer and by the TRA Parties who would be entitled to receive at least two-thirds of the total amount of the Early Termination Payments payable to all TRA Parties hereunder if the Corporate Taxpayer had exercised its right of early termination on the date of the most recent Exchange prior to such

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amendment (excluding, for purposes of this sentence, all payments made to any TRA Party pursuant to this Agreement since the date of such most recent Exchange); provided, that no such amendment shall be effective if such amendment will have a disproportionate effect on the payments one or more TRA Parties receive under this Agreement unless such amendment is consented in writing by such TRA Parties disproportionately affected who would be entitled to receive at least two-thirds of the total amount of the Early Termination Payments payable to all TRA Parties disproportionately affected hereunder if the Corporate Taxpayer had exercised its right of early termination on the date of the most recent Exchange prior to such amendment (excluding, for purposes of this sentence, all payments made to any TRA Party pursuant to this Agreement since the date of such most recent Exchange); provided further, that no such amendment may adversely affect the Blackstone Investors unless such amendment is consented in writing by the Blackstone Investors. No provision of this Agreement may be waived unless such waiver is in writing and signed by the party against whom the waiver is to be effective. Notwithstanding anything otherwise to the contrary, if the TRA Representative and the TRA Representative under the BL Investors TRA shall jointly propose an amendment to this Agreement and to the BL Investors TRA that is necessary or appropriate in order to ensure that the respective rights and obligations of the TRA Parties under this Agreement and the rights and obligations of the BL Investors under the BL Investors TRA are equal and ratable in all material respects as though they were all party to the same agreement, the Corporate Taxpayer shall not unreasonably withhold its consent to such amendment, whereupon such amendment will become effective without the consent of any other party provided that no such amendment shall have a material adverse effect on the Corporate Taxpayer.

(c)    All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Corporate Taxpayer shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporate Taxpayer, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporate Taxpayer would be required to perform if no such succession had taken place.

SECTION 7.7.    Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

SECTION 7.8.    Resolution of Disputes.

(a)    Any and all disputes which are not governed by Section 7.9 and cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) (each a “Dispute”) shall be finally settled by arbitration conducted by a single arbitrator in New York in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce. If the parties to the Dispute fail to agree on the selection of an arbitrator within thirty (30) calendar days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment. The arbitrator shall be a lawyer admitted to the practice of law in the State of New York and shall conduct the proceedings in the English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.

(b)    Notwithstanding the provisions of paragraph (a), the Corporate Taxpayer may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (b), each TRA Party (i) expressly consents to the application of paragraph (c) of this Section 7.8 to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate, and (iii) irrevocably appoints the Corporate Taxpayer as agent of such TRA Party for service of process in connection with any such action or proceeding and agrees that service of process upon such

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agent, who shall promptly advise the TRA Party of any such service of process, shall be deemed in every respect effective service of process upon the TRA Party in any such action or proceeding.

(c)    (i) EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF COURTS LOCATED IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF THIS Section 7.8, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award. The parties acknowledge that the fora designated by this paragraph (c) have a reasonable relation to this Agreement, and to the parties’ relationship with one another; and

(ii)    The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in the preceding paragraph of this Section 7.8 and such parties agree not to plead or claim the same.

SECTION 7.9.    Reconciliation. In the event that the Corporate Taxpayer and the TRA Party Representative are unable to resolve a disagreement with respect to the matters governed by Sections 2.3 and 4.2 within the relevant period designated in this Agreement (“Reconciliation Dispute”), the Reconciliation Dispute shall be submitted for determination to a nationally recognized expert (the “Expert”) in the particular area of disagreement mutually acceptable to both parties. The Expert shall be a partner or principal in a nationally recognized accounting or law firm, and unless the Corporate Taxpayer and the TRA Party Representative agree otherwise, the Expert shall not, and the firm that employs the Expert shall not, have any material relationship with the Corporate Taxpayer or the TRA Party Representative or other actual or potential conflict of interest. If the Corporate Taxpayer and the TRA Party Representative are unable to agree on an Expert within fifteen (15) calendar days of receipt by the respondent(s) of written notice of a Reconciliation Dispute, then the Expert shall be appointed by the International Chamber of Commerce Centre for Expertise. The Expert shall resolve any matter relating to the TRA Party’s Basis Schedule or an amendment thereto or the Early Termination Schedule or an amendment thereto within thirty (30) calendar days and shall resolve any matter relating to a Tax Benefit Schedule or an amendment thereto within fifteen (15) calendar days or as soon thereafter as is reasonably practicable, in each case after the matter has been submitted to the Expert for resolution. Notwithstanding the preceding sentence, if the matter is not resolved before any payment that is the subject of a disagreement would be due (in the absence of such disagreement) or any Tax Return reflecting the subject of a disagreement is due, the undisputed amount shall be paid on the date prescribed by this Agreement and such Tax Return may be filed as prepared by the Corporate Taxpayer, subject to adjustment or amendment upon resolution. The costs and expenses relating to the engagement of such Expert or amending any Tax Return shall be borne by the Corporate Taxpayer except as provided in the next sentence. The Corporate Taxpayer and the TRA Party Representative shall bear their own costs and expenses of such proceeding, unless (i) the Expert adopts the TRA Party Representative’s position, in which case the Corporate Taxpayer shall reimburse the TRA Party Representative for any reasonable out-of-pocket costs and expenses in such proceeding, or (ii) the Expert adopts the Corporate Taxpayer’s position, in which case the TRA Party Representative shall reimburse the Corporate Taxpayer for any reasonable out-of-pocket costs and expenses in such proceeding. Any dispute as to whether a dispute is a Reconciliation Dispute within the meaning of this Section 7.9 shall be decided by the Expert. The Expert shall finally determine any Reconciliation Dispute and the determinations of the Expert pursuant to this Section 7.9 shall be binding on the Corporate Taxpayer and each of the TRA Parties and may be entered and enforced in any court having jurisdiction.

SECTION 7.10.    Withholding. The Corporate Taxpayer shall be entitled to deduct and withhold from any payment payable pursuant to this Agreement such amounts as the Corporate Taxpayer is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax law. To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by the

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Corporate Taxpayer, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such withholding was made. To the extent that any payment pursuant to this Agreement is not reduced by such deductions or withholdings, such recipient shall indemnify the applicable withholding agent for any amounts imposed by any Taxing Authority together with any costs and expenses related thereto. Each TRA Party shall promptly provide the Corporate Taxpayer, FOA OpCo or other applicable withholding agent with any applicable Tax forms and certifications (including IRS Form W-9 or the applicable version of IRS Form W-8) reasonably requested, in connection with determining whether any such deductions and withholdings are required under the Code or any provision of United States state, local or foreign Tax law.

SECTION 7.11.    Admission of the Corporate Taxpayer into a Consolidated Group; Transfers of Corporate Assets.

(a)    If the Corporate Taxpayer is or becomes a member of an affiliated or consolidated group of corporations that files a consolidated income Tax Return pursuant to Sections 1501 et seq. of the Code or any corresponding provisions of state or local law, then: (i) the provisions of this Agreement shall be applied with respect to the group as a whole; and (ii) Tax Benefit Payments, Early Termination Payments and other applicable items hereunder shall be computed with reference to the consolidated taxable income of the group as a whole.

(b)    If the Corporate Taxpayer (or any member of a group described in Section 7.11(a)) transfers or is deemed to transfer any Unit or any Reference Asset to a transferee that is treated as a corporation for United States federal income Tax purposes (other than a member of a group described in Section 7.11(a)) in a transaction in which the transferee’s basis in the property acquired is determined in whole or in part by reference to such transferor’s basis in such property, then the Corporate Taxpayer shall cause such transferee to assume the obligation to make payments hereunder with respect to the applicable Tax Attributes associated with any Reference Asset or interest therein acquired (directly or indirectly) in such transfer (taking into account any gain recognized in the transaction) in a manner consistent with the terms of this Agreement as the transferee (or one of its Affiliates) actually realizes Tax benefits from the Tax Attributes. If FOA OpCo transfers (or is deemed to transfer for United States federal income Tax purposes) any Reference Asset to a transferee that is treated as a corporation for United States federal income Tax purposes (other than a member of a group described in Section 7.11(a)) in a transaction in which the transferee’s basis in the property acquired is determined in whole or in part by reference to such transferor’s basis in such property, FOA OpCo shall be treated as having disposed of the Reference Asset in a wholly taxable transaction. The consideration deemed to be received by FOA OpCo in a transaction contemplated in the prior sentence shall be equal to the fair market value of the deemed transferred asset, plus (i) the amount of debt to which such asset is subject, in the case of a transfer of an encumbered asset or (ii) the amount of debt allocated to such asset, in the case of a transfer of a partnership interest.    If any member of a group described in Section 7.11(a) that owns any Unit deconsolidates from the group (or the Corporate Taxpayer deconsolidates from the group), then the Corporate Taxpayer shall cause such member (or the parent of the consolidated group in a case where the Corporate Taxpayer deconsolidates from the group) to assume the obligation to make payments hereunder with respect to the applicable Tax Attributes associated with any Reference Asset it owns (directly or indirectly) in a manner consistent with the terms of this Agreement as the member (or one of its Affiliates) actually realizes Tax benefits. If a transferee or a member of a group described in Section 7.11(a) assumes an obligation to make payments hereunder pursuant to either of the foregoing sentences, then the initial obligor is relieved of the obligation assumed.

(c)    If the Corporate Taxpayer (or any member of a group described in Section 7.11(a)) transfers (or is deemed to transfer for United States federal income Tax purposes) any Unit in a transaction that is wholly or partially taxable, then for purposes of calculating payments under this Agreement, FOA OpCo shall be treated as having disposed of the portion of any Reference Asset that is indirectly transferred by the Corporate Taxpayer (i.e., taking into account the number of Units transferred) in a wholly or partially taxable transaction in which all income, gain or loss is allocated to the Corporate Taxpayer. The consideration deemed to be received by FOA OpCo shall be equal to the fair market value of the deemed transferred asset, plus (i) the amount of debt to which such asset is subject, in the case of a transfer of an encumbered asset or (ii) the amount of debt allocated to such asset, in the case of a transfer of a partnership interest.

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SECTION 7.12.    Confidentiality.

(a)    Subject to the last sentence of Section 6.3, each TRA Party and each of their assignees acknowledge and agree that the information of the Corporate Taxpayer is confidential and, except in the course of performing any duties as necessary for the Corporate Taxpayer and its Affiliates, as required by law or legal process or to enforce the terms of this Agreement, such person shall keep and retain in the strictest confidence and not disclose to any Person any confidential matters, acquired pursuant to this Agreement, of the Corporate Taxpayer and its Affiliates and successors, concerning FOA OpCo and its Affiliates and successors or the Members, learned by the TRA Party heretofore or hereafter. This Section 7.12 shall not apply to (i) any information that has been made publicly available by the Corporate Taxpayer or any of its Affiliates, becomes public knowledge (except as a result of an act of the TRA Party in violation of this Agreement) or is generally known to the business community and (ii) the disclosure of information to the extent necessary for the TRA Party to prepare and file its Tax Returns, to respond to any inquiries regarding the same from any Taxing Authority or to prosecute or defend any action, proceeding or audit by any Taxing Authority with respect to such returns. Notwithstanding anything to the contrary herein, each TRA Party and each of their assignees (and each employee, representative or other agent of the TRA Party or its assignees, as applicable) may disclose to any and all Persons, without limitation of any kind, the Tax treatment and Tax structure of the Corporate Taxpayer, FOA OpCo and their Affiliates, and any of their transactions, and all materials of any kind (including opinions or other Tax analyses) that are provided to the TRA Party relating to such Tax treatment and Tax structure.

(b)    If a TRA Party or an assignee commits a breach, or threatens to commit a breach, of any of the provisions of this Section 7.12, the Corporate Taxpayer shall have the right and remedy to have the provisions of this Section 7.12 specifically enforced by injunctive relief or otherwise by any court of competent jurisdiction without the need to post any bond or other security, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to the Corporate Taxpayer or any of its Subsidiaries or the TRA Parties and the accounts and funds managed by the Corporate Taxpayer and that money damages alone shall not provide an adequate remedy to such Persons. Such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.

SECTION 7.13.    Change in Law. Notwithstanding anything herein to the contrary, if, in connection with an actual or proposed change in law, a TRA Party reasonably believes that the existence of this Agreement could cause income (other than income arising from receipt of a payment under this Agreement) recognized by the TRA Party upon any Exchange by such TRA Party to be treated as ordinary income rather than capital gain (or otherwise taxed at ordinary income rates) for United States federal income Tax purposes or would have other material adverse Tax consequences to such TRA Party, then at the election of such TRA Party and to the extent specified by such TRA Party, this Agreement (i) shall cease to have further effect with respect to such TRA Party, (ii) shall not apply to an Exchange by such TRA Party occurring after a date specified by such TRA Party, or (iii) shall otherwise be amended in a manner determined by such TRA Party, provided that such amendment shall not result in an increase in payments under this Agreement at any time as compared to the amounts and times of payments that would have been due in the absence of such amendment.

SECTION 7.14.    TRA Party Representative. By executing this Agreement, each of the TRA Parties shall be deemed to have irrevocably constituted the TRA Party Representative as his, her or its agent and attorney in fact with full power of substitution to act from and after the date hereof and to do any and all things and execute any and all documents on behalf of such TRA Parties which may be necessary, convenient or appropriate to facilitate any matters under this Agreement, including but not limited to: (i) execution of the documents and certificates required pursuant to this Agreement; (ii) except to the extent specifically provided in this Agreement receipt and forwarding of notices and communications pursuant to this Agreement; (iv) administration of the provisions of this Agreement; (v) any and all consents, waivers, amendments or modifications deemed by the TRA Party Representative, in its sole and absolute discretion, to be necessary or appropriate under this Agreement and the execution or delivery of any documents that may be necessary or appropriate in connection therewith; (vi) amending this Agreement or any of the instruments to be delivered to the Corporate Taxpayer

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pursuant to this Agreement; (vii) taking actions the TRA Party Representative is expressly authorized to take pursuant to the other provisions of this Agreement; (viii) negotiating and compromising, on behalf of such TRA Parties, any dispute that may arise under, and exercising or refraining from exercising any remedies available under, this Agreement or any other agreement contemplated hereby and executing, on behalf of such TRA Parties, any settlement agreement, release or other document with respect to such dispute or remedy; and (ix) engaging attorneys, accountants, agents or consultants on behalf of such TRA Parties in connection with this Agreement or any other agreement contemplated hereby and paying any fees related thereto. The TRA Party Representative may resign upon thirty (30) days’ written notice to the Corporate Taxpayer. All reasonable, documented out-of-pocket costs and expenses incurred by the TRA Party Representative in its capacity as such shall be promptly reimbursed by the Corporate Taxpayer upon invoice and reasonable support therefor by the TRA Party Representative. To the fullest extent permitted by law, none of the TRA Party Representative, any of its Affiliates, or any of the TRA Party Representative’s or Affiliates’ directors, officers, employees or other agents (each a “Covered Person”) shall be liable, responsible or accountable in damages or otherwise to any TRA Party, FOA OpCo or the Corporate Taxpayer for damages arising from any action taken or omitted to be taken by the TRA Party Representative or any other Person with respect to FOA OpCo or the Corporate Taxpayer, except in the case of any action or omission which constitutes, with respect to such Person, willful misconduct or fraud. Each of the Covered Persons may consult with legal counsel, accountants, and other experts selected by it, and any act or omission suffered or taken by it on behalf of FOA OpCo or the Corporate Taxpayer or in furtherance of the interests of FOA OpCo or the Corporate Taxpayer in good faith in reliance upon and in accordance with the advice of such counsel, accountants, or other experts shall create a rebuttable presumption of the good faith and due care of such Covered Person with respect to such act or omission; provided, that such counsel, accountants, or other experts were selected with reasonable care. Each of the Covered Persons may rely in good faith upon, and shall have no liability to FOA OpCo, the Corporate Taxpayer or the TRA Parties for acting or refraining from acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

[The remainder of this page is intentionally blank]

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IN WITNESS WHEREOF, PubCo and each TRA Party have duly executed this Agreement as of the date first written above.

PubCo:

FINANCE OF AMERICA COMPANIES INC.

By:
Name: Title:

TRA PARTY REPRESENTATIVE:

[●]

By:
Name: Title:

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TRA Parties:

BLACKSTONE INVESTORS:

[●]

By:
Name: Title:

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Exhibit A

Form of Joinder

This JOINDER (this “Joinder”) to the Tax Receivable Agreement (as defined below), is by and among Finance of America Companies Inc., a Delaware corporation (including any successor corporation “PubCo”),                                               (“Transferor”) and                                      (“Permitted Transferee”).

WHEREAS, on                                         , Permitted Transferee shall acquire                                          percent of the Transferor’s right to receive payments that may become due and payable under the Tax Receivable Agreement (as defined below) (the “Acquired Interests”) from Transferor (the “Acquisition”); and

WHEREAS, Transferor, in connection with the Acquisition, has required Permitted Transferee to execute and deliver this Joinder pursuant to Section 7.6(a) of the Tax Receivable Agreement, dated as of [●], 202[●], between PubCo, and the TRA Parties (as defined therein) (the “Tax Receivable Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.1    Definitions. To the extent capitalized words used in this Joinder are not defined in this Joinder, such words shall have the respective meanings set forth in the Tax Receivable Agreement.

Section 1.2    Acquisition. For good and valuable consideration, the sufficiency of which is hereby acknowledged by the Transferor and the Permitted Transferee, the Transferor hereby transfers and assigns absolutely to the Permitted Transferee all of the Acquired Interests.

Section 1.3    Joinder. Permitted Transferee hereby acknowledges and agrees (i) that it has received and read the Tax Receivable Agreement, (ii) that the Permitted Transferee is acquiring the Acquired Interests in accordance with and subject to the terms and conditions of the Tax Receivable Agreement and (iii) to become a “TRA Party” (as defined in the Tax Receivable Agreement) for all purposes of the Tax Receivable Agreement.

Section 1.4    Notice. Any notice, request, consent, claim, demand, approval, waiver or other communication hereunder to Permitted Transferee shall be delivered or sent to Permitted Transferee at the address set forth on the signature page hereto in accordance with Section 7.1 of the Tax Receivable Agreement.

Section 1.5    Governing Law. This Joinder shall be governed by and construed in accordance with the law of the State of New York.

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IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by Permitted Transferee as of the date first above written.

FINANCE OF AMERICA COMPANIES INC.

By:
Name
Title:

[TRANSFEROR]

By:
Name
Title:

[PERMITTED TRANSFEREE]

By:
Name
Title:

Address for notices:

TAX RECEIVABLE AGREEMENT

between

FINANCE OF AMERICA COMPANIES INC.

and

THE PERSONS NAMED HEREIN

Dated as of [●], 202[●]

i

TAX RECEIVABLE AGREEMENT

This TAX RECEIVABLE AGREEMENT (this “Agreement”), is dated as of [●], 20[●], and is between Finance of America Companies Inc., a Delaware corporation (including any successor corporation, “PubCo”), each of the undersigned parties, and each of the other persons from time to time that become a party hereto (each, a “TRA Party” and together the “TRA Parties”).

RECITALS

WHEREAS, the TRA Parties directly or indirectly hold units (the “Units”) in Finance of America Equity Capital LLC, a Delaware limited liability company (“FOA OpCo”), which is classified as a partnership for United States federal income Tax purposes;

WHEREAS, Blackstone Tactical Opportunities Fund (Urban Feeder) – NQ L.P., a Delaware limited partnership (including any successor, the “Blocker”), is classified as an association taxable as a corporation for United States federal income Tax purposes;

WHEREAS, after the Transactions (as defined below), PubCo will be the sole owner of Blocker and [Purchaser], a Delaware limited liability company (“Purchaser”, and together with Blocker and the PubCo, collectively, the “Corporate Taxpayer”);

WHEREAS, after the Transactions (as defined below), PubCo will be the sole managing member of FOA OpCo, and holds and will hold, directly and/or indirectly (including indirectly through Blocker and Purchaser), Units;

WHEREAS, pursuant to the Transaction Agreement, dated October 12, 2020, among FOA OpCo, PubCo, and the other parties thereto (the “Transaction Agreement”), among other things, Blocker will be converted from a Delaware limited partnership into a Delaware limited liability company and, immediately thereafter, RPLY BLKR Merger Sub, a Delaware limited liability company (“Blocker Merger Sub”), which is a wholly owned Subsidiary of PubCo and a disregarded entity for United States federal income Tax purposes, will merge with and into Blocker, with Blocker surviving the merger (such transactions, collectively, the “Blocker Merger”);

WHEREAS, as a result of the Transactions, the Corporate Taxpayer will be entitled to obtain the benefit of the Transaction Basis Adjustment (as defined below);

WHEREAS, the Units held by the TRA Parties may be exchanged for Class A common stock of PubCo (the “Class A Shares”) and/or for cash or other property, in accordance with and subject to the provisions of the LLC Agreement (as defined below) and the Exchange Agreement (as defined below);

WHEREAS, the LLC Unit Holders (as defined below) will also own non-economic, voting Class B common stock of PubCo (the “Class B Shares”), which entitle each LLC Unit Holder, without regard to the number of shares of Class B Shares held by such LLC Unit Holder, to a number of votes that is equal to the aggregate number of Units held by such LLC Unit Holder on all matters on which stockholders of PubCo are entitled to vote generally;

WHEREAS, FOA OpCo and each of its direct and indirect Subsidiaries (as defined below) treated as a partnership for United States federal income Tax purposes currently have and will have in effect an election under Section 754 of the Code, for each Taxable Year (as defined below) that includes the Transactions Date and for each Taxable Year in which a taxable acquisition (including a deemed taxable acquisition under Section 707(a) of the Code) or non-taxable acquisition of Units by the Corporate Taxpayer from any of the TRA Parties (an “Exchanging Holder”) for Class A Shares and/or for cash or other consideration after the Transactions Date or any other distribution by FOA OpCo with respect to Units after the Transactions Date (an “Exchange”) occurs;

WHEREAS, as a result of an Exchange, the Corporate Taxpayer will be entitled to obtain the benefit of the Basis Adjustments (as defined below);

WHEREAS, the income, gain, loss, expense and other Tax items of the Corporate Taxpayer may be affected by (i) the Transaction Basis Adjustments, (ii) the Basis Adjustments and (iii) Imputed Interest (as defined below) (collectively, the “Tax Attributes”); and

WHEREAS, the parties to this Agreement desire to provide for certain payments and make certain arrangements with respect to the effect of the Tax Attributes on the liability for Taxes of the Corporate Taxpayer.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.    Definitions. As used in this Agreement, the terms set forth in this Article I shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

“Actual Tax Liability” means the sum of (i) the actual liability for Taxes of the Corporate Taxpayer as reported on its IRS Form 1120 (or any successor form) for a given Taxable Year and (ii) the product of the actual amount of the United States federal taxable income for such taxable year reported on the Corporate Taxpayer’s IRS Form 1120 (or any successor form) and the Blended Rate.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.

“Agreed Rate” means a per annum rate of LIBOR plus 100 basis points.

“Agreement” has the meaning set forth in the Preamble to this Agreement.

“Amended Schedule” has the meaning set forth in Section 2.3(b) of this Agreement.

“Attributable” means the portion of any Tax Attribute of the Corporate Taxpayer that is “Attributable” to any present or former holder of Units, other than the Corporate Taxpayer, as the case may be, and shall be determined by reference to the Tax Attributes, under the following principles:

(i)    any Transaction Basis Adjustments (other than any Transaction Basis Adjustments attributable to the Pre-Closing Distribution) shall be determined separately with respect to each Transaction Exchange and are Attributable to a Transaction Exchange Unit Holder based on the Transaction Basis Adjustment delivered to the Corporate Taxpayer by such Transaction Exchange Unit Holder in the Transaction Exchange;

(ii)    any Basis Adjustments shall be determined separately with respect to each Exchanging Holder and are Attributable to each Exchanging Holder in an amount equal to the total Basis Adjustments relating to such Units Exchanged by such Exchanging Holder; and

(iii)    any deduction to the Corporate Taxpayer with respect to a Taxable Year in respect of Imputed Interest is Attributable to the Person that is required to include the Imputed Interest in income (without regard to whether such Person is actually subject to Tax thereon).

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“Basis Adjustment” means the adjustment to the Tax basis of a Reference Asset under Sections 732, 734(b) and/or 1012 of the Code (in situations where, as a result of one or more Exchanges, FOA OpCo becomes an entity that is disregarded as separate from its owner for United States federal income Tax purposes) or under Sections 734(b), 743(b) and/or 754 of the Code (in situations where, following an Exchange, FOA OpCo remains in existence as an entity treated as a partnership for United States federal income Tax purposes) and, in each case, analogous sections of United States state and local Tax laws, as a result of an Exchange and the payments made pursuant to this Agreement in respect of such Exchange. For the avoidance of doubt, the amount of any Basis Adjustment resulting from an Exchange of one or more Units shall be determined without regard to any Pre-Exchange Transfer of such Units and as if any such Pre-Exchange Transfer had not occurred. The amount of any Basis Adjustment shall be determined using the Market Value at the time of the Exchange.

“Basis Schedule” has the meaning set forth in Section 2.1 of this Agreement.

“Beneficial Owner” means, with respect to any security, a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power, which includes the power to dispose of, or to direct the disposition of, such security. The terms “Beneficially Own” and “Beneficial Ownership” shall have correlative meanings.

“BL Investors” means the entities listed on the signature pages hereto under the heading “BL Investors.”

“Blackstone Investors” means the entities listed on the signature pages under the heading “Blackstone Investors” in the Blackstone Investors TRA, as defined below.

“Blackstone Investors TRA” means that Tax Receivable Agreement between PubCo, the Blackstone Investors, and any other parties thereto, dated as of [●], 202[●].

“Blended Rate” means, with respect to any Taxable Year, the sum of the effective rates of Tax imposed on the aggregate net income of the Corporate Taxpayer in each state or local jurisdiction in which the Corporate Taxpayer files Tax Returns for such Taxable Year, with the maximum effective rate in any state or local jurisdiction being equal to the product of (i) the apportionment factor on the income or franchise Corporate Taxpayer Return in such jurisdiction for such Taxable Year and (ii) the maximum applicable corporate Tax rate in effect in such jurisdiction in such Taxable Year. As an illustration of the calculation of Blended Rate for a Taxable Year, if the Corporate Taxpayer solely files Tax Returns in State 1 and State 2 in a Taxable Year, the maximum applicable corporate Tax rates in effect in such states in such Taxable Year are 6.5% and 5.5%, respectively, and the apportionment factors for such states in such Taxable Year are 55% and 45% respectively, then the Blended Rate for such Taxable Year is equal to 6.05% (i.e., 6.5% multiplied by 55% plus 5.5% multiplied by 45%).

“Blocker” has the meaning set forth in the Recitals of this Agreement.

“Blocker Merger Sub” has the meaning set forth in the Recitals of this Agreement.

“Blocker Merger” has the meaning set forth in the Recitals of this Agreement.

“Board” means the Board of Directors of PubCo.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.

“Change of Control” means the occurrence of any of the following events:

(i)    any Person or any group of Persons acting together that would constitute a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended or any successor provisions thereto

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(excluding (a) a corporation or other entity owned, directly or indirectly, by the stockholders of the Corporate Taxpayer in substantially the same proportions as their ownership of stock of the Corporate Taxpayer or (b) a Person or group of Persons in which one or more Affiliates of Permitted Investors, directly or indirectly hold Beneficial Ownership of securities representing more than 50% of the total voting power in such Person or held by such group) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporate Taxpayer representing more than 50% of the combined voting power of the Corporate Taxpayer’s then outstanding voting securities; or

(ii)    the following individuals cease for any reason to constitute a majority of the number of directors of the Corporate Taxpayer then serving: individuals who, on the Transactions Date, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Corporate Taxpayer’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Transactions Date or whose appointment, election or nomination for election was previously so approved or recommended by the directors referred to in this clause (ii); or

(iii)    there is consummated a merger or consolidation of the Corporate Taxpayer with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (x) the Board immediately prior to the merger or consolidation does not constitute at least a majority of the board of directors of the company surviving the merger or, if the surviving company is a Subsidiary, the ultimate parent thereof, or (y) the voting securities of the Corporate Taxpayer immediately prior to such merger or consolidation do not continue to represent or are not converted into more than 50% of the combined voting power of the then outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving company is a Subsidiary, the ultimate parent thereof; or

(iv)    the stockholders of the Corporate Taxpayer approve a plan of complete liquidation or dissolution of the Corporate Taxpayer or there is consummated an agreement or series of related agreements for the sale, lease or other disposition, directly or indirectly, by the Corporate Taxpayer of all or substantially all of the Corporate Taxpayer’s assets, other than such sale or other disposition by the Corporate Taxpayer of all or substantially all of the Corporate Taxpayer’s assets to an entity at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Corporate Taxpayer in substantially the same proportions as their ownership of the Corporate Taxpayer immediately prior to such sale.

Notwithstanding the foregoing, except with respect to clause (ii) and clause (iii)(x) above, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the shares of the Corporate Taxpayer immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in, and voting control over, and own substantially all of the shares of, an entity which owns, directly or indirectly, all or substantially all of the assets of the Corporate Taxpayer immediately following such transaction or series of transactions.

“Class A Shares” has the meaning set forth in the Recitals of this Agreement.

“Class B Shares” has the meaning set forth in the Recitals of this Agreement.

“Code” has the meaning set forth in the Recitals of this Agreement.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Corporate Taxpayer” has the meaning set forth in the Preamble to this Agreement; provided that the term “Corporate Taxpayer” shall include any company that is a member of any consolidated Tax Return of which PubCo, Purchaser or Blocker is a member, where appropriate.

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“Corporate Taxpayer Return” means the United States federal and/or state and/or local Tax Return, as applicable, of the Corporate Taxpayer filed with respect to Taxes of any Taxable Year.

“Covered Person” has the meaning set forth in Section 7.14 of this Agreement.

“Cumulative Net Realized Tax Benefit” for a Taxable Year means the cumulative amount of Realized Tax Benefits for all Taxable Years of the Corporate Taxpayer, up to and including such Taxable Year net of the cumulative amount of Realized Tax Detriment for the same period. The Realized Tax Benefit and Realized Tax Detriment for each Taxable Year shall be determined based on the most recent Tax Benefit Schedules or Amended Schedules, if any, in existence at the time of such determination; provided, that, for the avoidance of doubt, the computation of the Cumulative Net Realized Tax Benefit shall be adjusted to reflect any applicable Determination with respect to any Realized Tax Benefits and/or Realized Tax Detriments.

“Default Rate” means a per annum rate of LIBOR plus 500 basis points.

“Determination” shall have the meaning ascribed to such term in Section 1313(a) of the Code or similar provision of state, foreign or local Tax law, as applicable, or any other event (including the execution of IRS Form 870-AD) that finally and conclusively establishes the amount of any liability for Tax.

“Dispute” has the meaning set forth in Section 7.8(a) of this Agreement.

“Early Termination Date” means the date of an Early Termination Notice for purposes of determining the Early Termination Payment.

“Early Termination Effective Date” means the date on which an Early Termination Schedule becomes binding pursuant to Section 4.2.

“Early Termination Notice” has the meaning set forth in Section 4.2 of this Agreement.

“Early Termination Schedule” has the meaning set forth in Section 4.2 of this Agreement.

“Early Termination Payment” has the meaning set forth in Section 4.3(b) of this Agreement.

“Early Termination Rate” means the lesser of (i) 6.5% per annum, compounded annually, and (ii) LIBOR plus 100 basis points.

“Exchange” has the meaning set forth in the Recitals of this Agreement.

“Exchange Agreement” means the Exchange Agreement, dated on or about the date hereof, between PubCo, FOA OpCo and the holders of Units from time to time party thereto, as amended from time to time.

“Exchange Date” means the date of any Exchange.

“Exchanging Holder” has the meaning set forth in the Recitals of this Agreement.

“Expert” has the meaning set forth in Section 7.9 of this Agreement.

“FOA OpCo” has the meaning set forth in the Preamble of this Agreement.

“Future TRAs” has the meaning set forth in Section 5.1 of this Agreement.

“Hypothetical Tax Liability” means, with respect to any Taxable Year, the liability for Taxes of (i) the Corporate Taxpayer and (ii) without duplication, FOA OpCo (and FOA OpCo’s applicable subsidiaries), but only

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with respect to Taxes imposed on FOA OpCo (and FOA OpCo’s applicable subsidiaries) and allocable to the Corporate Taxpayer under Section 704 of the Code, in each case using the same methods, elections, conventions and similar practices used on the relevant Corporate Taxpayer Return, but (a) using the Non-Stepped Up Transaction Basis as reflected on the Basis Schedule including amendments thereto for the Taxable Year, (b) using the Non-Stepped Up Tax Basis as reflected on the Basis Schedule including amendments thereto for the Taxable Year, and (c) excluding any deduction attributable to Imputed Interest attributable to any payment made under this Agreement for the Taxable Year; provided, that for purposes of determining the Hypothetical Tax Liability, the combined Tax rate for United States state and local Taxes (but not, for the avoidance of doubt, United States federal Taxes) shall be the Blended Rate. For the avoidance of doubt, Hypothetical Tax Liability shall be determined without taking into account the carryover or carryback of any Tax item (or portions thereof) that is attributable to a Tax Attribute as applicable.

“Imputed Interest” in respect of a TRA Party shall mean any interest imputed under Section 1272, 1274 or 483 or other provision of the Code and any similar provision of state and local Tax law with respect to the Corporate Taxpayer’s payment obligations in respect of such TRA Party under this Agreement.

“Interest Amount” has the meaning set forth in Section 3.1(b) of this Agreement.

“IRS” means the United States Internal Revenue Service.

“LIBOR” means during any period, the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by the Corporation as an authorized information vendor for the purpose of displaying rates at which U.S. dollar deposits are offered by leading banks in the London interbank deposit market (an “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the first day of such period as the London interbank offered rate for U.S. dollars having a borrowing date and a maturity comparable to such period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any LIBOR Alternate Source, a comparable replacement rate determined by the Corporate Taxpayer and the TRA Party Representative at such time, which determination shall be conclusive absent manifest error); provided, that at no time shall LIBOR be less than 0%. If the Corporate Taxpayer has made the determination (such determination to be conclusive absent manifest error) that (i) LIBOR is no longer a widely recognized benchmark rate for newly originated loans in the U.S. loan market in U.S. dollars or (ii) the applicable supervisor or administrator (if any) of LIBOR has made a public statement identifying a specific date after which LIBOR shall no longer be used for determining interest rates for loans in the U.S. loan market in U.S. dollars, then the Corporate Taxpayer and the TRA Party Representative shall (as determined by the Corporate Taxpayer and the TRA Party Representative to be consistent with market practice generally), establish a replacement interest rate (the “Replacement Rate”), in which case, the Replacement Rate shall, subject to the next two sentences, replace LIBOR for all purposes under this Agreement. In connection with the establishment and application of the Replacement Rate, this Agreement shall be amended solely with the consent of the Corporate Taxpayer, FOA OpCo and the TRA Party Representative, as may be necessary or appropriate, in the reasonable judgment of the Corporate Taxpayer and the TRA Party Representative, to effect the provisions of this section. The Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for the Corporate Taxpayer, such Replacement Rate shall be applied as otherwise reasonably determined by the Corporate Taxpayer and the TRA Party Representative.

“LLC Agreement” means, with respect to FOA OpCo, the Amended and Restated Limited Liability Company Agreement of FOA OpCo, dated on or about the date hereof, as such agreement may be further amended, restated, supplemented and/or otherwise modified from time to time.

“LLC Unit Holder” means holders of Units other than the Corporate Taxpayer.

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“Market Value” shall mean the closing price of the Class A Shares on the applicable Exchange Date on the national securities exchange or interdealer quotation system on which such Class A Shares are then traded or listed, as reported by the Wall Street Journal; provided, that if the closing price is not reported by the Wall Street Journal for the applicable Exchange Date, then the Market Value shall mean the closing price of the Class A Shares on the Business Day immediately preceding such Exchange Date on the national securities exchange or interdealer quotation system on which such Class A Shares are then traded or listed, as reported by the Wall Street Journal; provided, further, that if the Class A Shares are not then listed on a national securities exchange or interdealer quotation system, “Market Value” shall mean the cash consideration paid for Class A Shares, or the fair market value of the other property delivered for Class A Shares, as determined by the Board in good faith. Notwithstanding anything to the contrary in the above sentence, to the extent property is exchanged for cash in a transaction, the Market Value shall be determined by reference to the amount of cash transferred in such transaction.

“Material Objection Notice” has the meaning set forth in Section 4.2 of this Agreement.

“Net Tax Benefit” has the meaning set forth in Section 3.1(b) of this Agreement.

“Non-Stepped Up Transaction Basis” means, with respect to any Reference Asset at the time of a Transaction Exchange, the Tax basis that such asset would have had at such time if no Transaction Basis Adjustments had been made.

“Non-Stepped Up Tax Basis” means, with respect to any Reference Asset at the time of an Exchange, the Tax basis that such asset would have had at such time if no Basis Adjustments had been made.

“Objection Notice” has the meaning set forth in Section 2.3(a) of this Agreement.

“Payment Date” means any date on which a payment is required to be made pursuant to this Agreement.

“Permitted Investors” means any of (i) the Blackstone Investors and any of their Affiliates and (ii) the BL Investors and any of their Affiliates.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.

“Pre-Exchange Transfer” means any transfer (including upon the death of an LLC Unit Holder) or distribution in respect of one or more Units (i) that occurs prior to an Exchange or Transaction Exchange of such Units, and (ii) to which Section 734(b) or 743(b) of the Code applies.

“Realized Tax Benefit” means, for a Taxable Year, the excess, if any, of the Hypothetical Tax Liability over the Actual Tax Liability of (i) the Corporate Taxpayer and (ii) without duplication, FOA OpCo (and FOA OpCo’s applicable subsidiaries), but only with respect to Taxes imposed on FOA OpCo (and FOA OpCo’s applicable subsidiaries) and allocable to the Corporate Taxpayer under Section 704 of the Code. If all or a portion of the Actual Tax Liability for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Benefit unless and until there has been a Determination.

“Realized Tax Detriment” means, for a Taxable Year, the excess, if any, of the Actual Tax Liability of (i) the Corporate Taxpayer and (ii) without duplication, FOA OpCo and FOA OpCo’s applicable subsidiaries, but only with respect to Taxes imposed on FOA OpCo and FOA OpCo’s applicable subsidiaries that is allocable to the Corporate Taxpayer under Section 704 of the Code, over the Hypothetical Tax Liability. If all or a portion of the Actual Tax Liability for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Detriment unless and until there has been a Determination.

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“Reconciliation Dispute” has the meaning set forth in Section 7.9 of this Agreement.

“Reconciliation Procedures” has the meaning set forth in Section 2.3(a) of this Agreement.

“Reference Asset” means an asset that is held by FOA OpCo, or by any of its direct or indirect Subsidiaries treated as a partnership or disregarded entity (but only if such indirect Subsidiaries are held only through Subsidiaries treated as partnerships or disregarded entities) for purposes of the applicable Tax, at the time of the Transactions, a Transaction Exchange or an Exchange, as relevant. A Reference Asset also includes any asset that is “substituted basis property” under Section 7701(a)(42) of the Code with respect to a Reference Asset.

“Schedule” means any of the following: (i) a Basis Schedule; (ii) a Tax Benefit Schedule; or (iii) the Early Termination Schedule.

“Section 734(b) Exchange” means any Transaction Exchange or Exchange that results in a Basis Adjustment under Section 734(b) of the Code.

“Senior Obligations” has the meaning set forth in Section 5.1 of this Agreement.

“Subsidiaries” means, with respect to any Person, as of any date of determination, any other Person as to which such Person, owns, directly or indirectly, or otherwise controls more than 50% of the voting power or other similar interests or the sole general partner interest or managing member or similar interest of such Person.

“Tax Attributes” has the meaning set forth in the Recitals of this Agreement.

“Tax Benefit Payment” has the meaning set forth in Section 3.1(b) of this Agreement.

“Tax Benefit Schedule” has the meaning set forth in Section 2.2 of this Agreement.

“Tax Return” means any return, declaration, report or similar statement filed or required to be filed with respect to Taxes (including any attached schedules), including, without limitation, any information return, claim for refund, amended return and declaration of estimated Tax.

“Taxable Year” means a taxable year of the Corporate Taxpayer as defined in Section 441(b) of the Code or comparable section of state or local Tax law, as applicable (and, therefore, for the avoidance of doubt, may include a period of less than twelve (12) months for which a Tax Return is made), ending on or after the Transactions Date.

“Taxes” means any and all United States federal, state, local and foreign taxes, assessments or similar charges that are based on or measured with respect to net income or profits, and any interest related to such Tax.

“Taxing Authority” means any domestic, federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising any taxing authority or any other authority exercising Tax regulatory authority.

“TRA Party” has the meaning set forth in the Preamble to this Agreement.

“TRA Party Representative” means, initially, the BL Investor listed on the signature pages hereto under the heading “TRA Party Representative”, and thereafter, that TRA Party or committee of TRA Parties determined from time to time by a plurality vote of the TRA Parties ratably in accordance with their right to receive Early Termination Payments hereunder if all TRA Parties had fully Exchanged their Units for Class A Shares or other consideration and the Corporate Taxpayer had exercised its right of early termination on the date of the most recent Exchange. If at any time more than one TRA Party has been determined to serve as TRA Party Representative, references to TRA Party Representative herein shall apply to TRA Party Representatives, mutatis mutandis.

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“Transaction Agreement” has the meaning set forth in the Recitals of this Agreement.

“Transactions” means the transactions contemplated by the Transaction Agreement, dated October 12, 2020, among Finance of America Equity Capital LLC, Finance of America Companies Inc. and the other parties thereto.

“Transaction Basis Adjustment” means the adjustment to the Tax basis of a Reference Asset under Sections 732, 734(b) and/or 1012 of the Code (in situations where, as a result of one or more Exchanges, FOA OpCo becomes an entity that is disregarded as separate from its owner for United States federal income Tax purposes) or under Sections 734(b), 743(b) and/or 754 of the Code (in situations where, following an Exchange, FOA OpCo remains in existence as an entity treated as a partnership for United States federal income Tax purposes) and, in each case, analogous sections of United States state and local Tax laws, as a result of the acquisitions of Units by Purchaser in connection with the Transactions, or any distribution by FOA OpCo with respect to Units in connection with the Transactions (each such acquisition or distribution, a “Transaction Exchange”), and the payments made pursuant to this Agreement in respect of such Transaction Exchange. For the avoidance of doubt, the amount of any Transaction Basis Adjustment resulting from a Transaction Exchange shall be determined without regard to any Pre-Exchange Transfer with respect to the applicable Units and as if any such Pre-Exchange Transfer had not occurred.

“Transactions Date” means the initial closing date of the Transactions.

“Transaction Exchange Unit Holder” means the Person that is deemed to have sold the applicable Units to the Corporate Taxpayer or received the applicable distribution in the Transaction Exchange.

“Treasury Regulations” means the final, temporary and proposed regulations under the Code promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant taxable period.

“Units” has the meaning set forth in the Recitals of this Agreement.

“Valuation Assumptions” shall mean, as of an Early Termination Date, the assumptions that in each Taxable Year ending on or after such Early Termination Date, (1) the Corporate Taxpayer will have taxable income sufficient to fully utilize the Tax items arising from the Tax Attributes (other than any items addressed in clause (2) below) during such Taxable Year or future Taxable Years (including, for the avoidance of doubt, Transaction Basis Adjustments, Basis Adjustments and Imputed Interest that would result from future payments made under this Agreement that would be paid in accordance with the Valuation Assumptions) in which such deductions would become available, (2) any loss carryovers generated by deductions arising from any Tax Attributes or Imputed Interest that are available as of the date of such Early Termination Date will be used by the Corporate Taxpayer on a pro rata basis from the date of such Early Termination Date through the earlier of (x) the scheduled expiration date under applicable Tax law of such loss carryovers or (y) the fifth (5th) anniversary of the Early Termination Date, (3) the United States federal, state and local income Tax rates that will be in effect for each such Taxable Year will be those specified for each such Taxable Year by the Code and other law as in effect on the Early Termination Date and the Blended Rate will be calculated based on such rates and the apportionment factor applicable in such Taxable Year, (4) any non-amortizable assets will be disposed of on the fifteenth (15th) anniversary of the applicable Exchange (in the case of Basis Adjustments) or the Transactions Date (in the case of Transaction Basis Adjustments) and any cash equivalents will be disposed of twelve (12) months following the Early Termination Date; provided, that in the event of a Change of Control, such non-amortizable assets shall be deemed disposed of at the time of sale (if applicable) of the relevant asset in the Change of Control (if earlier than such fifteenth (15th) anniversary) and (5) if, at the Early Termination Date, there are Units that have not been Exchanged, then each such Unit shall be deemed Exchanged for the Market Value of the Class A Shares and the amount of cash that would be transferred if the Exchange occurred on the Early Termination Date.

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ARTICLE II

DETERMINATION OF CERTAIN REALIZED TAX BENEFIT

SECTION 2.1.    Basis Schedule. Within ninety (90) calendar days after the due date (including extensions) of IRS Form 1120 (or any successor form) of the Corporate Taxpayer for each relevant Taxable Year, the Corporate Taxpayer shall deliver to each TRA Party a schedule (the “Basis Schedule”) that shows, in reasonable detail necessary to perform the calculations required by this Agreement, (i) the Transaction Basis Adjustment with respect to the Reference Assets in respect of such TRA Party as a result of the Transaction Exchanges, if any, calculated in the aggregate, (ii) the Non-Stepped Up Transaction Basis of the Reference Assets in respect of such TRA Party as of the date of the Transaction Exchanges, if any, (iii) the Non-Stepped Up Tax Basis of the Reference Assets in respect of such TRA Party as of each applicable Exchange Date, if any, (iv) the Basis Adjustment with respect to the Reference Assets in respect of such TRA Party as a result of the Exchanges effected in such Taxable Year or any prior Taxable Year by such TRA Party, if any, calculated in the aggregate, (v) the period (or periods) over which the Reference Assets in respect of such TRA Party are amortizable and/or depreciable and (vi) the period (or periods) over which each Transaction Basis Adjustment, and each Basis Adjustment in respect of such TRA Party is amortizable and/or depreciable. All costs and expenses incurred in connection with the provision and preparation of the Basis Schedules and Tax Benefit Schedules for each TRA Party in compliance with this Agreement shall be borne by FOA OpCo.

SECTION 2.2.    Tax Benefit Schedule.

(a)    Tax Benefit Schedule. Within ninety (90) calendar days after the due date (including extensions) of IRS Form 1120 (or any successor form) of the Corporate Taxpayer for any Taxable Year in which there is a Realized Tax Benefit or a Realized Tax Detriment Attributable to a TRA Party, the Corporate Taxpayer shall provide to such TRA Party a schedule showing, in reasonable detail, the calculation of the Realized Tax Benefit and Tax Benefit Payment, or the Realized Tax Detriment, as applicable, in respect of such TRA Party for such Taxable Year (a “Tax Benefit Schedule”). Each Tax Benefit Schedule will become final as provided in Section 2.3(a) and may be amended as provided in Section 2.3(b) (subject to the procedures set forth in Section 2.3(b)).

(b)    Applicable Principles.

(i)    General. Subject to Section 3.3, the Realized Tax Benefit (or the Realized Tax Detriment) for each Taxable Year is intended to measure the decrease (or increase) in the actual liability for Taxes of the Corporate Taxpayer for such Taxable Year attributable to the Tax Attributes, determined using a “with and without” methodology. Carryovers or carrybacks of any Tax item attributable to any of the Tax Attributes shall be considered to be subject to the rules of the Code and the Treasury Regulations or the appropriate provisions of United States state and local income and franchise Tax law, as applicable, governing the use, limitation and expiration of carryovers or carrybacks of the relevant type. If a carryover or carryback of any Tax item includes a portion that is attributable to any Tax Attribute and another portion that is not, such portions shall be considered to be used in accordance with the “with and without” methodology. The parties agree that (A) all Tax Benefit Payments (other than Imputed Interest thereon) attributable to the Basis Adjustments will be treated as subsequent upward purchase price adjustments that have the effect of creating additional Basis Adjustments to Reference Assets for the Corporate Taxpayer in the year of payment, (B) all Tax Benefit Payments (other than Imputed Interest thereon) attributable to the Transaction Basis Adjustments will be treated as subsequent upward purchase price adjustments that have the effect of creating additional Transaction Basis Adjustments to Reference Assets for the Corporate Taxpayer in the year of payment, (C) as a result, such additional Basis Adjustments and Transaction Basis Adjustments will be incorporated into the current year calculation and into future year calculations, as appropriate, and (D) the Actual Tax Liability will take into account the deduction of the portion of the Tax Benefit Payment that must be accounted for as Imputed Interest.

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(ii)    Applicable Principles of Section 734(b) Exchanges. Notwithstanding any provisions to the contrary in this Agreement, the foregoing treatment set out in Section 2.3(b)(i) shall not be required to apply to payments hereunder to a TRA Party in respect of a Section 734(b) Exchange by such TRA Party. For the avoidance of doubt, payments made under this Agreement relating to a Section 734(b) Exchange shall not be treated as resulting in a Transaction Basis Adjustment or Basis Adjustment to the extent such payments are treated as Imputed Interest. The parties intend that (A) a TRA Party that has made a Section 734(b) Exchange shall, with respect to the Transaction Basis Adjustment or Basis Adjustment resulting from such Section 734(b) Exchange or any payments hereunder in respect of such Section 734(b) Exchange, be entitled to Tax Benefit Payments attributable to such Transaction Basis Adjustments or Basis Adjustments only to the extent such Transaction Basis Adjustments or Basis Adjustments are allocable to the Corporate Taxpayer following such Section 734(b) Exchange (without taking into account any concurrent or subsequent Exchanges) and (B) if, as a result of a subsequent Exchange, an increased portion of the Basis Adjustments resulting from such Section 734(b) Exchange or any payments hereunder in respect of such Section 734(b) Exchange becomes allocable to the Corporate Taxpayer, then the LLC Unit Holder that makes such subsequent Exchange shall be entitled to a Tax Benefit Payment calculated in respect of such increased portion.

SECTION 2.3.    Procedures, Amendments.

(a)    Procedure. Every time the Corporate Taxpayer delivers to a TRA Party an applicable Schedule under this Agreement, including any Amended Schedule delivered pursuant to Section 2.3(b), and any Early Termination Schedule or amended Early Termination Schedule, the Corporate Taxpayer shall also (x) deliver to such TRA Party supporting schedules and work papers, as determined by the Corporate Taxpayer or as reasonably requested by such TRA Party, providing reasonable detail regarding data and calculations that were relevant for purposes of preparing the Schedule and (y) allow such TRA Party reasonable access at no cost to the appropriate representatives at the Corporate Taxpayer, as determined by the Corporate Taxpayer or as reasonably requested by such TRA Party, in connection with a review of such Schedule. Without limiting the generality of the preceding sentence, the Corporate Taxpayer shall ensure that any Tax Benefit Schedule that is delivered to a TRA Party, along with any supporting schedules and work papers, provides a reasonably detailed presentation of the calculation of the Actual Tax Liability and the Hypothetical Tax Liability and identifies any material assumptions or operating procedures or principles that were used for purposes of such calculations. An applicable Schedule or amendment thereto shall become final and binding on all parties thirty (30) calendar days from the date on which all relevant TRA Parties are treated as having received the applicable Schedule or amendment thereto under Section 7.1 unless the TRA Party Representative (i) within thirty (30) calendar days from such date provides the Corporate Taxpayer with written notice of a material objection to such Schedule (“Objection Notice”) made in good faith or (ii) provides a written waiver of such right of any Objection Notice within the period described in clause (i) above, in which case such Schedule or amendment thereto becomes binding on the date the waiver is received by the Corporate Taxpayer. If the Corporate Taxpayer and the TRA Party Representative, for any reason, are unable to successfully resolve the issues raised in the Objection Notice within thirty (30) calendar days after receipt by the Corporate Taxpayer of an Objection Notice, the Corporate Taxpayer and the TRA Party Representative shall employ the reconciliation procedures as described in Section 7.9 of this Agreement (the “Reconciliation Procedures”). The TRA Party Representative will fairly represent the interests of each of the TRA Parties and shall use reasonable efforts to timely raise and pursue, in accordance with this Section 2.3(a), any reasonable objection to a Schedule or amendment thereto timely communicated in writing to the TRA Party Representative by a TRA Party.

(b)    Amended Schedule. The applicable Schedule for any Taxable Year may be amended from time to time by the Corporate Taxpayer (i) in connection with a Determination affecting such Schedule, (ii) to correct material inaccuracies in the Schedule identified as a result of the receipt of additional factual information relating to a Taxable Year after the date the Schedule was provided to a TRA Party, (iii) to comply with an Expert’s determination under the Reconciliation Procedures, (iv) to reflect a change in the Realized Tax Benefit, or the Realized Tax Detriment for such Taxable Year attributable to a carryback or carryforward of a loss or other Tax

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item to such Taxable Year, (v) to reflect a change in the Realized Tax Benefit or the Realized Tax Detriment for such Taxable Year attributable to an amended Tax Return filed for such Taxable Year or (vi) to adjust an applicable TRA Party’s Basis Schedule to take into account payments made pursuant to this Agreement (any such Schedule, an “Amended Schedule”). The Corporate Taxpayer shall provide an Amended Schedule to each TRA Party when the Corporate Taxpayer delivers the Basis Schedule for the following taxable year.

ARTICLE III

TAX BENEFIT PAYMENTS

SECTION 3.1.    Payments.

(a)    Payments. Within five (5) calendar days after a Tax Benefit Schedule delivered to a TRA Party becomes final in accordance with Section 2.3(a) and Section 7.9, if applicable, the Corporate Taxpayer shall pay such TRA Party for such Taxable Year the Tax Benefit Payment determined pursuant to Section 3.1(b) that is Attributable to the relevant TRA Party. Each such Tax Benefit Payment shall be made by wire transfer of immediately available funds to the bank account previously designated by such TRA Party to the Corporate Taxpayer or as otherwise agreed by the Corporate Taxpayer and such TRA Party. For the avoidance of doubt, (x) no Tax Benefit Payment shall be made in respect of estimated Tax payments, including, without limitation, United States federal estimated income Tax payments and (y) the payments provided for pursuant to the above sentence shall be computed separately for each TRA Party. The Corporation and the TRA Parties hereby acknowledge and agree that, as of the date of this Agreement and as of the date of any Transaction Exchange or any future Exchange that may be subject to this Agreement, the aggregate value of the Tax Benefit Payments cannot be reasonably ascertained for U.S. federal income or other applicable tax purposes. Notwithstanding anything to the contrary in this Agreement, with respect to each Transaction Exchange or Exchange by or with respect to any TRA Party, if such TRA Party notifies the Corporate Taxpayer in writing of a stated maximum selling price (within the meaning of Treasury Regulation 15A.453-1(c)(2)) to be applied with respect to such Transaction Exchange or Exchange, the amount of the initial consideration received in connection with such Transaction Exchange or Exchange and the aggregate Tax Benefit Payments to such TRA Party in respect of such Transaction Exchange or Exchange (other than amounts accounted for as interest under the Code) shall not exceed such stated maximum selling price.

(b)    A “Tax Benefit Payment” in respect of a TRA Party for a Taxable Year means an amount, not less than zero, equal to the Net Tax Benefit that is Attributable to such TRA Party and the Interest Amount with respect thereto. For the avoidance of doubt, for Tax purposes, the Interest Amount shall not be treated as interest, but instead, shall be treated as additional consideration in the applicable transaction, unless otherwise required by law. Subject to Section 3.3, the “Net Tax Benefit” for a Taxable Year shall be an amount equal to the excess, if any, of 85% of the Cumulative Net Realized Tax Benefit as of the end of such Taxable Year, over the total amount of payments previously made under the first sentence of Section 3.1(a) (excluding payments attributable to Interest Amounts); provided, for the avoidance of doubt, that no such recipient shall be required to return any portion of any previously made Tax Benefit Payment. The “Interest Amount” shall equal the interest on the Net Tax Benefit calculated at the Agreed Rate from the due date (without extensions) for filing IRS Form 1120 (or any successor form) of the Corporate Taxpayer with respect to Taxes for such Taxable Year until the payment date under Section 3.1(a).

SECTION 3.2.    No Duplicative Payments. It is intended that the provisions of this Agreement will not result in duplicative payment of any amount (including interest) required under this Agreement or the Blackstone Investors TRA. The provisions of this Agreement and the Blackstone Investors TRA shall be construed in the appropriate manner to ensure such intentions are realized.

SECTION 3.3.    Pro Rata Payments. Notwithstanding anything in Section 3.1 to the contrary, to the extent that the aggregate Realized Tax Benefit of the Corporate Taxpayer with respect to the Tax Attributes is

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limited in a particular Taxable Year because the Corporate Taxpayer does not have sufficient taxable income, the Net Tax Benefit for the Corporate Taxpayer and the “Net Tax Benefit” of the Corporate Taxpayer under the Blackstone Investors TRA shall be allocated among all parties eligible for Tax Benefit Payments under this Agreement and all parties eligible for “Tax Benefit Payments” under the Blackstone Investors TRA in proportion to the amounts of Net Tax Benefit, as such term is defined in this Agreement and the Blackstone Investors TRA, as applicable, that would have been Attributable to each such party if the Corporate Taxpayer had sufficient taxable income so that there were no such limitation.

SECTION 3.4.    Payment Ordering. If for any reason the Corporate Taxpayer does not fully satisfy its payment obligations to make all Tax Benefit Payments due under this Agreement or any “Tax Benefit Payment” due under the Blackstone Investors TRA in respect of a particular Taxable Year, then the Corporate Taxpayer and the TRA Parties agree that (i) Tax Benefit Payments for such Taxable Year shall be allocated to all parties eligible for Tax Benefit Payments under this Agreement or the Blackstone Investors TRA in proportion to the amounts of Net Tax Benefit as such term is defined in this Agreement and the Blackstone Investors TRA, as applicable, that would have been Attributable to each TRA Party if the Corporate Taxpayer had sufficient cash available to make such Tax Benefit Payments and (ii) no Tax Benefit Payments shall be made in respect of any Taxable Year under either the Blackstone Investors TRA or this Agreement until all Tax Benefit Payments to all TRA Parties and all “TRA Parties” under the Blackstone Investors TRA in respect of all prior Taxable Years have been made in full.

ARTICLE IV

TERMINATION

SECTION 4.1.    Early Termination of Agreement; Breach of Agreement.

(a)    The Corporate Taxpayer may terminate this Agreement with respect to all amounts payable to the TRA Parties and with respect to all of the Units held by the TRA Parties at any time by paying to each TRA Party the Early Termination Payment in respect of such TRA Party; provided, however, that this Agreement shall only terminate upon the receipt of the Early Termination Payment by all TRA Parties, and provided, further, that the Corporate Taxpayer may withdraw any notice to execute its termination rights under this Section 4.1(a) prior to the time at which any Early Termination Payment has been paid. Upon payment of the Early Termination Payment by the Corporate Taxpayer, none of the TRA Parties or the Corporate Taxpayer shall have any further payment obligations under this Agreement, other than for any (a) Tax Benefit Payments due and payable and that remain unpaid as of the Early Termination Notice and (b) Tax Benefit Payment due for the Taxable Year ending with or including the date of the Early Termination Notice (except to the extent that the amount described in clause (b) is included in the Early Termination Payment). If an Exchange occurs after the Corporate Taxpayer makes all of the required Early Termination Payments, the Corporate Taxpayer shall have no obligations under this Agreement with respect to such Exchange.

(b)    In the event that the Corporate Taxpayer (1) breaches any of its material obligations under this Agreement, whether as a result of failure to make any payment when due, failure to honor any other material obligation required hereunder or by operation of law as a result of the rejection of this Agreement in a case commenced under the Bankruptcy Code or otherwise or (2)(A) shall commence any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate a bankruptcy or insolvency, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts or (ii) seeking an appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or it shall make a general assignment for the benefit of creditors or (B) there shall be commenced against the Corporate Taxpayer any case, proceeding or other action of the nature referred to in

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clause (A) above that remains undismissed or undischarged for a period of sixty (60) calendar days, all obligations hereunder shall be automatically accelerated and shall be immediately due and payable, and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such breach and shall include, but not be limited to, (1) the Early Termination Payments calculated as if an Early Termination Notice had been delivered on the date of a breach, (2) any Tax Benefit Payment due and payable and that remains unpaid as of the date of a breach, and (3) any Tax Benefit Payment in respect of any TRA Party due for the Taxable Year ending with or including the date of a breach; provided that procedures similar to the procedures of Section 4.2 shall apply with respect to the determination of the amount payable by the Corporate Taxpayer pursuant to this sentence. Notwithstanding the foregoing (other than as set forth in subsection (2) above), in the event that the Corporate Taxpayer breaches this Agreement, each TRA Party shall be entitled to elect to receive the amounts set forth in clauses (1), (2) and (3) above or to seek specific performance of the terms hereof. The parties agree that the failure to make any payment due pursuant to this Agreement within three (3) months of the date such payment is due shall be deemed to be a breach of a material obligation under this Agreement for all purposes of this Agreement, and that it will not be considered to be a breach of a material obligation under this Agreement to make a payment due pursuant to this Agreement within three (3) months of the date such payment is due. Notwithstanding anything in this Agreement to the contrary, it shall not be a breach of a material obligation of this Agreement if the Corporate Taxpayer fails to make any Tax Benefit Payment or payment made with respect to Section 4.1(c) when due to the extent that the Corporate Taxpayer has insufficient funds to make such payment; provided, that the interest provisions of Section 5.2 shall apply to such late payment (unless the Corporate Taxpayer does not have sufficient funds to make such payment as a result of limitations imposed by any Senior Obligations, in which case Section 5.2 shall apply, but the Default Rate shall be replaced by the Agreed Rate).

(c)    In the event of a Change of Control, all obligations hereunder shall be accelerated and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such Change of Control and utilizing the Valuation Assumptions by substituting in each case the terms “the closing date of a Change of Control” in each place where the phrase “Early Termination Date” appears. Such obligations shall include, but not be limited to, (1) the Early Termination Payments calculated as if the Early Termination Date is the date of such Change of Control, (2) any Tax Benefit Payment due and payable and that remains unpaid as of the date of such Change of Control, and (3) any Tax Benefit Payment in respect of any TRA Party due for any Taxable Year ending prior to, with or including the date of such Change of Control (except to the extent that any amounts described in clause (2) or (3) are included in the Early Termination Payments). For the avoidance of doubt, Sections 4.2 and 4.3 shall apply to a Change of Control, mutadis mutandi.

(d)    Notwithstanding anything herein to the contrary, (1) if the Corporate Taxpayer terminates the Blackstone Investors TRA, it shall be required to terminate this Agreement pursuant to Section 4.1(a), (2) any breach, proceeding or action that results in an acceleration of the Blackstone Investors TRA shall be treated as a breach, proceeding or action that results in an acceleration of this Agreement pursuant to Section 4.1(b), (3) any “Change of Control” for purposes of the Blackstone Investors TRA shall also be treated as a Change of Control for purposes of this Agreement, and (4) without limiting the foregoing, this Section 4.1 shall be applied consistently to this Agreement and the Blackstone Investors TRA.

SECTION 4.2.    Early Termination Notice. If the Corporate Taxpayer chooses to exercise its right of early termination under Section 4.1 above, the Corporate Taxpayer shall deliver to each TRA Party notice of such intention to exercise such right (“Early Termination Notice”) and a schedule (the “Early Termination Schedule”) specifying the Corporate Taxpayer’s intention to exercise such right and showing in reasonable detail the calculation of the Early Termination Payment(s) due for each TRA Party. Each Early Termination Schedule shall become final and binding on all parties thirty (30) calendar days from the first date on which all TRA Parties are treated as having received such Schedule or amendment thereto under Section 7.1 unless the TRA Party Representative (i) within thirty (30) calendar days after such date provides the Corporate Taxpayer with notice of a material objection to such Schedule made in good faith (“Material Objection Notice”) or (ii) provides a written waiver of such right of a Material Objection Notice within the period described in clause

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(i) above, in which case such Schedule becomes binding on the date the waiver is received by the Corporate Taxpayer. If the Corporate Taxpayer and the TRA Party Representative, for any reason, are unable to successfully resolve the issues raised in such notice within thirty (30) calendar days after receipt by the Corporate Taxpayer of the Material Objection Notice, the Corporate Taxpayer and the TRA Party Representative shall employ the Reconciliation Procedures in which case such Schedule becomes binding ten (10) calendar days after the conclusion of the Reconciliation Procedures. The TRA Party Representative will fairly represent the interests of each of the TRA Parties and shall timely raise and pursue, in accordance with this Section 4.2, any reasonable objection to an Early Termination Schedule or amendment thereto timely communicated in writing to the TRA Party Representative by a TRA Party.

SECTION 4.3.    Payment upon Early Termination.

(a)    Within three (3) calendar days after an Early Termination Effective Date, the Corporate Taxpayer shall pay to each TRA Party an amount equal to the Early Termination Payment in respect of such TRA Party. Such payment shall be made by wire transfer of immediately available funds to a bank account or accounts designated by such TRA Party or as otherwise agreed by the Corporate Taxpayer and such TRA Party or, in the absence of such designation or agreement, by check mailed to the last mailing address provided by such TRA Party to the Corporate Taxpayer.

(b)    “Early Termination Payment” in respect of a TRA Party shall equal the present value, discounted at the Early Termination Rate as of the applicable Early Termination Effective Date, of all Tax Benefit Payments in respect of such TRA Party that would be required to be paid by the Corporate Taxpayer beginning from the Early Termination Date and assuming that the Valuation Assumptions in respect of such TRA Party are applied and that each Tax Benefit Payment for the relevant Taxable Year would be due and payable on the due date (without extensions) under applicable law as of the Early Termination Effective Date for filing of IRS Form 1120 (or any successor form) of the Corporate Taxpayer.

ARTICLE V

SUBORDINATION AND LATE PAYMENTS

SECTION 5.1.    Subordination. Notwithstanding any other provision of this Agreement to the contrary, any Tax Benefit Payment or payments made with respect to Section 4.1(c) required to be made by the Corporate Taxpayer to the TRA Parties under this Agreement shall rank subordinate and junior in right of payment to any principal, interest or other amounts due and payable in respect of any obligations in respect of indebtedness for borrowed money of the Corporate Taxpayer and its Subsidiaries (“Senior Obligations”) and shall rank pari passu in right of payment with all current or future unsecured obligations of the Corporate Taxpayer that are not Senior Obligations (including the Blackstone Investors TRA). To the extent that any payment under this Agreement is not permitted to be made at the time payment is due as a result of this Section 5.1 and the terms of agreements governing Senior Obligations, such payment obligation nevertheless shall accrue for the benefit of TRA Parties and the Corporate Taxpayer shall make such payments at the first opportunity that such payments are permitted to be made in accordance with the terms of the Senior Obligations. Notwithstanding any other provision of this Agreement to the contrary, to the extent that the Corporate Taxpayer or any of its Affiliates enters into future Tax receivable or other similar agreements (which, for the avoidance of doubt, shall not include the Blackstone Investors TRA) (“Future TRAs”), the Corporate Taxpayer shall ensure that the terms of any such Future TRA shall provide that the Tax Attributes subject to this Agreement are considered senior in priority to any Tax attributes subject to any such Future TRA for purposes of calculating the amount and timing of payments under any such Future TRA.

SECTION 5.2.    Late Payments by the Corporate Taxpayer. Subject to the proviso in the last sentence of Section 4.1(b), the amount of all or any portion of any Tax Benefit Payment or Early Termination Payment not

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made to the TRA Parties when due under the terms of this Agreement, whether as a result of Section 5.1 or otherwise, shall be payable together with any interest thereon, computed at the Default Rate and commencing from the date on which such Tax Benefit Payment or Early Termination Payment was first due and payable to the date of actual payment.

ARTICLE VI

NO DISPUTES; CONSISTENCY; COOPERATION

SECTION 6.1.    Participation in the Corporate Taxpayer’s and FOA OpCo’s Tax Matters. Except as otherwise provided herein, and except as provided in the LLC Agreement, the Corporate Taxpayer shall have full responsibility for, and sole discretion over, all Tax matters concerning the Corporate Taxpayer and FOA OpCo, including, without limitation, the preparation, filing or amending of any Tax Return and defending, contesting or settling any issue pertaining to Taxes. Notwithstanding the foregoing, the Corporate Taxpayer shall notify the TRA Party Representative of, and keep the TRA Party Representative reasonably informed with respect to, the portion of any audit of the Corporate Taxpayer and FOA OpCo by a Taxing Authority the outcome of which is reasonably expected to materially affect the rights and obligations of a TRA Party under this Agreement, and shall provide to the TRA Party Representative reasonable opportunity to provide information and other input to the Corporate Taxpayer, FOA OpCo and their respective advisors concerning the conduct of any such portion of such audit; provided, however, that the Corporate Taxpayer and FOA OpCo shall not be required to take any action that is inconsistent with any provision of the LLC Agreement.

SECTION 6.2.    Consistency. The Corporate Taxpayer and the TRA Parties agree to report and cause to be reported for all purposes, including United States federal, state and local Tax purposes and financial reporting purposes, all Tax-related items (including, without limitation, the Transaction Basis Adjustments, Basis Adjustments and each Tax Benefit Payment) in a manner consistent with that contemplated by this Agreement or specified by the Corporate Taxpayer in any Schedule required to be provided by or on behalf of the Corporate Taxpayer under this Agreement unless otherwise required by law. The Corporate Taxpayer shall (and shall cause FOA OpCo and its other Subsidiaries to) use commercially reasonable efforts (for the avoidance of doubt, taking into account the interests and entitlements of all TRA Parties under this Agreement) to defend the Tax treatment contemplated by this Agreement and any Schedule in any audit, contest or similar proceeding with any Taxing Authority.

SECTION 6.3.    Cooperation. Each of the TRA Parties shall (a) furnish to the Corporate Taxpayer in a timely manner such information, documents and other materials as the Corporate Taxpayer may reasonably request for purposes of making any determination or computation necessary or appropriate under this Agreement, preparing any Tax Return or contesting or defending any audit, examination or controversy with any Taxing Authority, (b) make itself available to the Corporate Taxpayer and its representatives to provide explanations of documents and materials and such other information as the Corporate Taxpayer or its representatives may reasonably request in connection with any of the matters described in clause (a) above, and (c) reasonably cooperate in connection with any such matter, and the Corporate Taxpayer shall reimburse each such TRA Party for any reasonable and documented out-of-pocket costs and expenses incurred pursuant to this Section 6.3. Upon the request of any TRA Party, the Corporate Taxpayer shall cooperate in taking any action reasonably requested by such TRA Party in connection with its tax or financial reporting and/or the consummation of any assignment or transfer of any of its rights and/or obligations under this Agreement, including without limitation, providing any information or executing any documentation.

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ARTICLE VII

MISCELLANEOUS

SECTION 7.1.    Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed duly given and received (a) on the date of delivery if delivered personally, or by facsimile or email with confirmation of transmission by the transmitting equipment or (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to the Corporate Taxpayer, to:

    Finance of America Companies Inc.

    909 Lake Carolyn Parkway, Suite 1550

    Irving, Texas 75039

    Attention:      Anthony W. Villani, Chief Legal Officer

    Email:            tony.villani@financeofamerica.com

If to the TRA Parties, to the respective addresses, fax numbers and email addresses set forth in the records of FOA OpCo.

Any party may change its address, fax number or email by giving the other party written notice of its new address, fax number or email in the manner set forth above.

SECTION 7.2.    Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.3.    Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

SECTION 7.4.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 7.5.    Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

SECTION 7.6.    Successors; Assignment; Amendments; Waivers.

(a)    Each TRA Party may assign all or any portion of its rights under this Agreement to any Person as long as such transferee has executed and delivered, or, in connection with such transfer, executes and delivers, a joinder to this Agreement, substantially in form of Exhibit A hereto, agreeing to become a TRA Party for all purposes of this Agreement, except as otherwise provided in such joinder.

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(b)    No provision of this Agreement may be amended unless such amendment is approved in writing by each of the Corporate Taxpayer and by the TRA Parties who would be entitled to receive at least two-thirds of the total amount of the Early Termination Payments payable to all TRA Parties hereunder if the Corporate Taxpayer had exercised its right of early termination on the date of the most recent Exchange prior to such amendment (excluding, for purposes of this sentence, all payments made to any TRA Party pursuant to this Agreement since the date of such most recent Exchange); provided, that no such amendment shall be effective if such amendment will have a disproportionate effect on the payments one or more TRA Parties receive under this Agreement unless such amendment is consented in writing by such TRA Parties disproportionately affected who would be entitled to receive at least two-thirds of the total amount of the Early Termination Payments payable to all TRA Parties disproportionately affected hereunder if the Corporate Taxpayer had exercised its right of early termination on the date of the most recent Exchange prior to such amendment (excluding, for purposes of this sentence, all payments made to any TRA Party pursuant to this Agreement since the date of such most recent Exchange); provided further, that no such amendment may adversely affect the BL Investors unless such amendment is consented in writing by the BL Investors. No provision of this Agreement may be waived unless such waiver is in writing and signed by the party against whom the waiver is to be effective. Notwithstanding anything otherwise to the contrary, if the TRA Representative and the TRA Representative under the Blackstone Investors TRA shall jointly propose an amendment to this Agreement and to the Blackstone Investors TRA that is necessary or appropriate in order to ensure that the respective rights and obligations of the TRA Parties under this Agreement and the rights and obligations of the Blackstone Investors under the Blackstone Investors TRA are equal and ratable in all material respects as though they were all party to the same agreement, the Corporate Taxpayer shall not unreasonably withhold its consent to such amendment, whereupon such amendment will become effective without the consent of any other party provided that no such amendment shall have a material adverse effect on the Corporate Taxpayer.

(c)    All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Corporate Taxpayer shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporate Taxpayer, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporate Taxpayer would be required to perform if no such succession had taken place.

SECTION 7.7.    Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

SECTION 7.8.    Resolution of Disputes.

(a)    Any and all disputes which are not governed by Section 7.9 and cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) (each a “Dispute”) shall be finally settled by arbitration conducted by a single arbitrator in New York in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce. If the parties to the Dispute fail to agree on the selection of an arbitrator within thirty (30) calendar days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment. The arbitrator shall be a lawyer admitted to the practice of law in the State of New York and shall conduct the proceedings in the English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.

(b)    Notwithstanding the provisions of paragraph (a), the Corporate Taxpayer may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this paragraph (b), each TRA Party (i) expressly consents to the application of paragraph

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(c) of this Section 7.8 to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate, and (iii) irrevocably appoints the Corporate Taxpayer as agent of such TRA Party for service of process in connection with any such action or proceeding and agrees that service of process upon such agent, who shall promptly advise the TRA Party of any such service of process, shall be deemed in every respect effective service of process upon the TRA Party in any such action or proceeding.

(c)    (i) EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF COURTS LOCATED IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF THIS Section 7.8, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award. The parties acknowledge that the fora designated by this paragraph (c) have a reasonable relation to this Agreement, and to the parties’ relationship with one another; and

(ii)    The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in the preceding paragraph of this Section 7.8 and such parties agree not to plead or claim the same.

SECTION 7.9.    Reconciliation. In the event that the Corporate Taxpayer and the TRA Party Representative are unable to resolve a disagreement with respect to the matters governed by Sections 2.3 and 4.2 within the relevant period designated in this Agreement (“Reconciliation Dispute”), the Reconciliation Dispute shall be submitted for determination to a nationally recognized expert (the “Expert”) in the particular area of disagreement mutually acceptable to both parties. The Expert shall be a partner or principal in a nationally recognized accounting or law firm, and unless the Corporate Taxpayer and the TRA Party Representative agree otherwise, the Expert shall not, and the firm that employs the Expert shall not, have any material relationship with the Corporate Taxpayer or the TRA Party Representative or other actual or potential conflict of interest. If the Corporate Taxpayer and the TRA Party Representative are unable to agree on an Expert within fifteen (15) calendar days of receipt by the respondent(s) of written notice of a Reconciliation Dispute, then the Expert shall be appointed by the International Chamber of Commerce Centre for Expertise. The Expert shall resolve any matter relating to the TRA Party’s Basis Schedule or an amendment thereto or the Early Termination Schedule or an amendment thereto within thirty (30) calendar days and shall resolve any matter relating to a Tax Benefit Schedule or an amendment thereto within fifteen (15) calendar days or as soon thereafter as is reasonably practicable, in each case after the matter has been submitted to the Expert for resolution. Notwithstanding the preceding sentence, if the matter is not resolved before any payment that is the subject of a disagreement would be due (in the absence of such disagreement) or any Tax Return reflecting the subject of a disagreement is due, the undisputed amount shall be paid on the date prescribed by this Agreement and such Tax Return may be filed as prepared by the Corporate Taxpayer, subject to adjustment or amendment upon resolution. The costs and expenses relating to the engagement of such Expert or amending any Tax Return shall be borne by the Corporate Taxpayer except as provided in the next sentence. The Corporate Taxpayer and the TRA Party Representative shall bear their own costs and expenses of such proceeding, unless (i) the Expert adopts the TRA Party Representative’s position, in which case the Corporate Taxpayer shall reimburse the TRA Party Representative for any reasonable out-of-pocket costs and expenses in such proceeding, or (ii) the Expert adopts the Corporate Taxpayer’s position, in which case the TRA Party Representative shall reimburse the Corporate Taxpayer for any reasonable out-of-pocket costs and expenses in such proceeding. Any dispute as to whether a dispute is a Reconciliation Dispute within the meaning of this Section 7.9 shall be decided by the Expert. The Expert shall finally determine any Reconciliation Dispute and the determinations of the Expert pursuant to this Section 7.9 shall be binding on the Corporate Taxpayer and each of the TRA Parties and may be entered and enforced in any court having jurisdiction.

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SECTION 7.10.    Withholding. The Corporate Taxpayer shall be entitled to deduct and withhold from any payment payable pursuant to this Agreement such amounts as the Corporate Taxpayer is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax law. To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by the Corporate Taxpayer, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such withholding was made. To the extent that any payment pursuant to this Agreement is not reduced by such deductions or withholdings, such recipient shall indemnify the applicable withholding agent for any amounts imposed by any Taxing Authority together with any costs and expenses related thereto. Each TRA Party shall promptly provide the Corporate Taxpayer, FOA OpCo or other applicable withholding agent with any applicable Tax forms and certifications (including IRS Form W-9 or the applicable version of IRS Form W-8) reasonably requested, in connection with determining whether any such deductions and withholdings are required under the Code or any provision of United States state, local or foreign Tax law.

SECTION 7.11.    Admission of the Corporate Taxpayer into a Consolidated Group; Transfers of Corporate Assets.

(a)    If the Corporate Taxpayer is or becomes a member of an affiliated or consolidated group of corporations that files a consolidated income Tax Return pursuant to Sections 1501 et seq. of the Code or any corresponding provisions of state or local law, then: (i) the provisions of this Agreement shall be applied with respect to the group as a whole; and (ii) Tax Benefit Payments, Early Termination Payments and other applicable items hereunder shall be computed with reference to the consolidated taxable income of the group as a whole.

(b)    If the Corporate Taxpayer (or any member of a group described in Section 7.11(a)) transfers or is deemed to transfer any Unit or any Reference Asset to a transferee that is treated as a corporation for United States federal income Tax purposes (other than a member of a group described in Section 7.11(a)) in a transaction in which the transferee’s basis in the property acquired is determined in whole or in part by reference to such transferor’s basis in such property, then the Corporate Taxpayer shall cause such transferee to assume the obligation to make payments hereunder with respect to the applicable Tax Attributes associated with any Reference Asset or interest therein acquired (directly or indirectly) in such transfer (taking into account any gain recognized in the transaction) in a manner consistent with the terms of this Agreement as the transferee (or one of its Affiliates) actually realizes Tax benefits from the Tax Attributes. If FOA OpCo transfers (or is deemed to transfer for United States federal income Tax purposes) any Reference Asset to a transferee that is treated as a corporation for United States federal income Tax purposes (other than a member of a group described in Section 7.11(a)) in a transaction in which the transferee’s basis in the property acquired is determined in whole or in part by reference to such transferor’s basis in such property, FOA OpCo shall be treated as having disposed of the Reference Asset in a wholly taxable transaction. The consideration deemed to be received by FOA OpCo in a transaction contemplated in the prior sentence shall be equal to the fair market value of the deemed transferred asset, plus (i) the amount of debt to which such asset is subject, in the case of a transfer of an encumbered asset or (ii) the amount of debt allocated to such asset, in the case of a transfer of a partnership interest.    If any member of a group described in Section 7.11(a) that owns any Unit deconsolidates from the group (or the Corporate Taxpayer deconsolidates from the group), then the Corporate Taxpayer shall cause such member (or the parent of the consolidated group in a case where the Corporate Taxpayer deconsolidates from the group) to assume the obligation to make payments hereunder with respect to the applicable Tax Attributes associated with any Reference Asset it owns (directly or indirectly) in a manner consistent with the terms of this Agreement as the member (or one of its Affiliates) actually realizes Tax benefits. If a transferee or a member of a group described in Section 7.11(a) assumes an obligation to make payments hereunder pursuant to either of the foregoing sentences, then the initial obligor is relieved of the obligation assumed.

(c)    If the Corporate Taxpayer (or any member of a group described in Section 7.11(a)) transfers (or is deemed to transfer for United States federal income Tax purposes) any Unit in a transaction that is wholly or partially taxable, then for purposes of calculating payments under this Agreement, FOA OpCo shall be treated as having disposed of the portion of any Reference Asset that is indirectly transferred by the Corporate Taxpayer

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(i.e., taking into account the number of Units transferred) in a wholly or partially taxable transaction in which all income, gain or loss is allocated to the Corporate Taxpayer. The consideration deemed to be received by FOA OpCo shall be equal to the fair market value of the deemed transferred asset, plus (i) the amount of debt to which such asset is subject, in the case of a transfer of an encumbered asset or (ii) the amount of debt allocated to such asset, in the case of a transfer of a partnership interest.

SECTION 7.12.    Confidentiality.

(a)    Subject to the last sentence of Section 6.3, each TRA Party and each of their assignees acknowledge and agree that the information of the Corporate Taxpayer is confidential and, except in the course of performing any duties as necessary for the Corporate Taxpayer and its Affiliates, as required by law or legal process or to enforce the terms of this Agreement, such person shall keep and retain in the strictest confidence and not disclose to any Person any confidential matters, acquired pursuant to this Agreement, of the Corporate Taxpayer and its Affiliates and successors, concerning FOA OpCo and its Affiliates and successors or the Members, learned by the TRA Party heretofore or hereafter. This Section 7.12 shall not apply to (i) any information that has been made publicly available by the Corporate Taxpayer or any of its Affiliates, becomes public knowledge (except as a result of an act of the TRA Party in violation of this Agreement) or is generally known to the business community and (ii) the disclosure of information to the extent necessary for the TRA Party to prepare and file its Tax Returns, to respond to any inquiries regarding the same from any Taxing Authority or to prosecute or defend any action, proceeding or audit by any Taxing Authority with respect to such returns. Notwithstanding anything to the contrary herein, each TRA Party and each of their assignees (and each employee, representative or other agent of the TRA Party or its assignees, as applicable) may disclose to any and all Persons, without limitation of any kind, the Tax treatment and Tax structure of the Corporate Taxpayer, FOA OpCo and their Affiliates, and any of their transactions, and all materials of any kind (including opinions or other Tax analyses) that are provided to the TRA Party relating to such Tax treatment and Tax structure.

(b)    If a TRA Party or an assignee commits a breach, or threatens to commit a breach, of any of the provisions of this Section 7.12, the Corporate Taxpayer shall have the right and remedy to have the provisions of this Section 7.12 specifically enforced by injunctive relief or otherwise by any court of competent jurisdiction without the need to post any bond or other security, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to the Corporate Taxpayer or any of its Subsidiaries or the TRA Parties and the accounts and funds managed by the Corporate Taxpayer and that money damages alone shall not provide an adequate remedy to such Persons. Such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.

SECTION 7.13.    Change in Law. Notwithstanding anything herein to the contrary, if, in connection with an actual or proposed change in law, a TRA Party reasonably believes that the existence of this Agreement could cause income (other than income arising from receipt of a payment under this Agreement) recognized by the TRA Party upon any Exchange by such TRA Party to be treated as ordinary income rather than capital gain (or otherwise taxed at ordinary income rates) for United States federal income Tax purposes or would have other material adverse Tax consequences to such TRA Party, then at the election of such TRA Party and to the extent specified by such TRA Party, this Agreement (i) shall cease to have further effect with respect to such TRA Party, (ii) shall not apply to an Exchange by such TRA Party occurring after a date specified by such TRA Party, or (iii) shall otherwise be amended in a manner determined by such TRA Party, provided that such amendment shall not result in an increase in payments under this Agreement at any time as compared to the amounts and times of payments that would have been due in the absence of such amendment.

SECTION 7.14.    TRA Party Representative. By executing this Agreement, each of the TRA Parties shall be deemed to have irrevocably constituted the TRA Party Representative as his, her or its agent and attorney in fact with full power of substitution to act from and after the date hereof and to do any and all things and execute any and all documents on behalf of such TRA Parties which may be necessary, convenient or appropriate to facilitate any matters under this Agreement, including but not limited to: (i) execution of the documents and

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certificates required pursuant to this Agreement; (ii) except to the extent specifically provided in this Agreement receipt and forwarding of notices and communications pursuant to this Agreement; (iv) administration of the provisions of this Agreement; (v) any and all consents, waivers, amendments or modifications deemed by the TRA Party Representative, in its sole and absolute discretion, to be necessary or appropriate under this Agreement and the execution or delivery of any documents that may be necessary or appropriate in connection therewith; (vi) amending this Agreement or any of the instruments to be delivered to the Corporate Taxpayer pursuant to this Agreement; (vii) taking actions the TRA Party Representative is expressly authorized to take pursuant to the other provisions of this Agreement; (viii) negotiating and compromising, on behalf of such TRA Parties, any dispute that may arise under, and exercising or refraining from exercising any remedies available under, this Agreement or any other agreement contemplated hereby and executing, on behalf of such TRA Parties, any settlement agreement, release or other document with respect to such dispute or remedy; and (ix) engaging attorneys, accountants, agents or consultants on behalf of such TRA Parties in connection with this Agreement or any other agreement contemplated hereby and paying any fees related thereto. The TRA Party Representative may resign upon thirty (30) days’ written notice to the Corporate Taxpayer. All reasonable, documented out-of-pocket costs and expenses incurred by the TRA Party Representative in its capacity as such shall be promptly reimbursed by the Corporate Taxpayer upon invoice and reasonable support therefor by the TRA Party Representative. To the fullest extent permitted by law, none of the TRA Party Representative, any of its Affiliates, or any of the TRA Party Representative’s or Affiliates’ directors, officers, employees or other agents (each a “Covered Person”) shall be liable, responsible or accountable in damages or otherwise to any TRA Party, FOA OpCo or the Corporate Taxpayer for damages arising from any action taken or omitted to be taken by the TRA Party Representative or any other Person with respect to FOA OpCo or the Corporate Taxpayer, except in the case of any action or omission which constitutes, with respect to such Person, willful misconduct or fraud. Each of the Covered Persons may consult with legal counsel, accountants, and other experts selected by it, and any act or omission suffered or taken by it on behalf of FOA OpCo or the Corporate Taxpayer or in furtherance of the interests of FOA OpCo or the Corporate Taxpayer in good faith in reliance upon and in accordance with the advice of such counsel, accountants, or other experts shall create a rebuttable presumption of the good faith and due care of such Covered Person with respect to such act or omission; provided, that such counsel, accountants, or other experts were selected with reasonable care. Each of the Covered Persons may rely in good faith upon, and shall have no liability to FOA OpCo, the Corporate Taxpayer or the TRA Parties for acting or refraining from acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

[The remainder of this page is intentionally blank]

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IN WITNESS WHEREOF, PubCo and each TRA Party have duly executed this Agreement as of the date first written above.

PubCo:

FINANCE OF AMERICA COMPANIES INC.

By:
Name: Title:

TRA PARTY REPRESENTATIVE:

[●]

By:
Name: Title:

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TRA Parties:

BL INVESTORS:

[●]

By:
Name: Title:

25

Other TRA Parties:

[●]

By:
Name: Title:

26

Exhibit A

Form of Joinder

This JOINDER (this “Joinder”) to the Tax Receivable Agreement (as defined below), is by and among Finance of America Companies Inc., a Delaware corporation (including any successor corporation “PubCo”),                                      (“Transferor”) and                                               (“Permitted Transferee”).

WHEREAS, on                                                   , Permitted Transferee shall acquire                                      percent of the Transferor’s right to receive payments that may become due and payable under the Tax Receivable Agreement (as defined below) (the “Acquired Interests”) from Transferor (the “Acquisition”); and

WHEREAS, Transferor, in connection with the Acquisition, has required Permitted Transferee to execute and deliver this Joinder pursuant to Section 7.6(a) of the Tax Receivable Agreement, dated as of [●], 202[●], between PubCo, and the TRA Parties (as defined therein) (the “Tax Receivable Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.1    Definitions. To the extent capitalized words used in this Joinder are not defined in this Joinder, such words shall have the respective meanings set forth in the Tax Receivable Agreement.

Section 1.2    Acquisition. For good and valuable consideration, the sufficiency of which is hereby acknowledged by the Transferor and the Permitted Transferee, the Transferor hereby transfers and assigns absolutely to the Permitted Transferee all of the Acquired Interests.

Section 1.3    Joinder. Permitted Transferee hereby acknowledges and agrees (i) that it has received and read the Tax Receivable Agreement, (ii) that the Permitted Transferee is acquiring the Acquired Interests in accordance with and subject to the terms and conditions of the Tax Receivable Agreement and (iii) to become a “TRA Party” (as defined in the Tax Receivable Agreement) for all purposes of the Tax Receivable Agreement.

Section 1.4    Notice. Any notice, request, consent, claim, demand, approval, waiver or other communication hereunder to Permitted Transferee shall be delivered or sent to Permitted Transferee at the address set forth on the signature page hereto in accordance with Section 7.1 of the Tax Receivable Agreement.

Section 1.5    Governing Law. This Joinder shall be governed by and construed in accordance with the law of the State of New York.

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IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by Permitted Transferee as of the date first above written.

FINANCE OF AMERICA COMPANIES INC.

By:
Name
Title:

[TRANSFEROR]

By:
Name
Title:

[PERMITTED TRANSFEREE]

By:
Name
Title:

Address for notices:

Exhibit I

FINANCE OF AMERICA COMPANIES INC.

2021 OMNIBUS INCENTIVE PLAN

1. Purpose. The purpose of the Finance of America Companies Inc. 2021 Omnibus Incentive Plan is to provide a means through which the Company and the other members of the Company Group may attract and retain key personnel, and to provide a means whereby directors, officers, employees, consultants, and advisors of the Company and the other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout the Plan.

(a) “Absolute Share Limit” has the meaning given to such term in Section 5(b) of the Plan.

(b) “Adjustment Event” has the meaning given to such term in Section 11(a) of the Plan.

(c) “Affiliate” means any Person that directly or indirectly controls, is controlled by, or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract, or otherwise.

(d) “Applicable Law” means each applicable law, rule, regulation and requirement, including, but not limited to, each applicable U.S. federal, state or local law, any rule or regulation of the applicable securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted and each applicable law, rule or regulation of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as each such laws, rules and regulations shall be in effect from time to time.

(e) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Equity-Based Award, and Other Cash-Based Award granted under the Plan.

(f) “Award Agreement” means the document or documents by which each Award (other than an Other Cash-Based Award) is evidenced, which may be in written or electronic form.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Cause”, as defined in any employment, severance, consulting or other similar agreement between the Participant and the Service Recipient in effect at the time of such Termination, or (ii) in the absence of any such employment, severance, consulting or other similar agreement (or the absence of any definition of “Cause” contained therein), the Participant’s (A) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties; (B) engagement in conduct in connection with the Participant’s employment or service with the Service Recipient, which results in, or could reasonably be expected to result in, material harm to the business or reputation of the Service Recipient or any other member of the Company Group; (C) commission of, or plea of guilty or no contest to (I) any felony or (II) any other crime that results in, or could reasonably be expected to result in, material harm to the business or reputation of the Service Recipient or any other member of the Company Group; (D) material violation of the written policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (E) fraud or misappropriation, embezzlement, or misuse of funds or property belonging to the Service Recipient or any other member of the Company Group; or (F) act of personal dishonesty that involves personal profit in connection with the Participant’s employment or service to the Service Recipient; provided, in any case, that a Participant’s resignation after an event that would be grounds for a Termination for Cause will be treated as a Termination for Cause hereunder.

(i) “Change in Control” means:

(i) the acquisition (whether by purchase, merger, consolidation, combination, or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then-outstanding shares of Common Stock, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, the exchange of exchangeable stock or units, and the exercise of any similar right to acquire such Common Stock, treating, for the avoidance of doubt, all then-outstanding LLC Units as shares of Common Stock assuming the full exchange of then-outstanding LLC Units for shares of Common Stock in accordance with the Exchange Agreement; or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of the Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate; or (III) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of Persons including the Participant (or any entity controlled by the Participant or any group of Persons including the Participant);

(ii) during any period of 12 months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, that any Person becoming a director subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such Person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to be an Incumbent Director; or

(iii) the sale, transfer, or other disposition of all or substantially all of the assets of the Company Group (taken as a whole) to any Person that is not an Affiliate of the Company.

(j) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations, or guidance.

(k) “Committee” means the Compensation Committee of the Board or any properly delegated subcommittee thereof or, if no such Compensation Committee or subcommittee thereof exists, the Board.

(l) “Common Stock” means the Class A common stock of the Company, par value $0.0001 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).

(m) “Company” means Finance of America Companies Inc., a Delaware corporation, and any successor thereto.

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(n) “Company Group” means, collectively, the Company, the Operating Company and their respective Subsidiaries.

(o) “Date of Grant” means the date on which the granting of an Award is authorized, or such other later date as may be specified in such authorization.

(p) “Designated Foreign Subsidiaries” means all members of the Company Group that are organized under the laws of any jurisdiction other than the United States of America that may be designated by the Board or the Committee from time to time.

(q) “Detrimental Activity” means any of the following: (i) unauthorized disclosure or use of any confidential or proprietary information of any member of the Company Group; (ii) any activity that would be grounds to terminate the Participant’s employment or service with the Service Recipient for Cause; (iii) a breach by the Participant of any restrictive covenant by which such Participant is bound, including, without limitation, any covenant not to compete or not to solicit, in any agreement with any member of the Company Group, or (iv) fraud or conduct contributing to any financial restatements or irregularities, in each case, as determined by the Committee in its sole discretion.

(r) “Disability” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) “Disability”, as defined in any employment, severance, consulting or other similar agreement between the Participant and the Service Recipient in effect at the time of such Termination; or (ii) in the absence of any such employment, severance, consulting or other similar agreement (or the absence of any definition of “Disability” contained therein), a condition entitling the Participant to receive benefits under a long-term disability plan of the Service Recipient or other member of the Company Group in which such Participant is eligible to participate, or, in the absence of such a plan, the complete and permanent inability of the Participant by reason of illness or accident to perform the duties of the position at which the Participant was employed or served when such disability commenced. Any determination of whether Disability exists in the absence of a long-term disability plan shall be made by the Company (or its designee) in its sole and absolute discretion. Notwithstanding the foregoing, for purposes of any Incentive Stock Options granted hereunder, “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(s) “Effective Date” means [●]1.

(t) “Eligible Person” means any: (i) individual employed by any member of the Company Group; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of any member of the Company Group; or (iii) consultant or advisor to any member of the Company Group who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above, has entered into an Award Agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.

(v) “Exchange Agreement” means the Exchange Agreement, dated as or about the Effective Date, among the Company, the Operating Company and the holders of LLC Units from time to time party thereto, as amended from time to time.

[1]	Note to Draft: To be the closing date of the SPAC transaction.

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(w) “Exercise Price” has the meaning given to such term in Section 7(b) of the Plan.

(x) “Fair Market Value” means, on a given date: (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last-sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last-sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock; provided, however, as to any Awards granted on or with a Date of Grant of the Effective Date, “Fair Market Value” shall be equal to the closing sales price on the New York Stock Exchange of an ordinary share of Replay Acquisition Corp. on the last preceding date on which sales were reported prior to the Effective Date.

(y) “GAAP” has the meaning given to such term in Section 7(d) of the Plan.

(z) “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(aa) “Indemnifiable Person” has the meaning given to such term in Section 4(e) of the Plan.

(bb) “LLC Unit” has the meaning given to such term in the Exchange Agreement.

(cc) “Non-Employee Director” means a member of the Board who is not an employee of any member of the Company Group.

(dd) “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

(ee) “Operating Company” means Finance of America Equity Capital LLC.

(ff) “Option” means an Award granted under Section 7 of the Plan.

(gg) “Option Period” has the meaning given to such term in Section 7(c)(i) of the Plan.

(hh) “Other Cash-Based Award” means an Award that is granted under Section 10 of the Plan that is denominated and/or payable in cash.

(ii) “Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit that is granted under Section 10 of the Plan and is (i) payable by delivery of Common Stock and/or (ii) measured by reference to the value of Common Stock.

(jj) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.

(kk) “Performance Conditions” means specific levels of performance of the Company (and/or one or more members of the Company Group, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, or any combination of the foregoing), which may be determined in accordance with GAAP or on a non-GAAP basis on , without limitation, the following measures: (i) net earnings, net income (before or after taxes), or consolidated net income; (ii) basic or diluted earnings per share (before or

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after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity, or sales); (vii) cash flow measures (including, but not limited to, operating cash flow, free cash flow, or cash flow return on capital), which may be, but are not required to be, measured on a per share basis; (viii) actual or adjusted earnings before or after interest, taxes, depreciation, and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total stockholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) operating efficiency; (xiv) objective measures of customer/client satisfaction; (xv) working capital targets; (xvi) measures of economic value added or other ‘value creation’ metrics; (xvii) enterprise value; (xviii) sales; (xix) stockholder return; (xx) customer/client retention; (xxi) competitive market metrics; (xxii) employee retention; (xxiii) objective measures of personal targets, goals, or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, dispositions, reorganizations, or other corporate transactions or capital-raising transactions, expansions of specific business operations, and meeting divisional or project budgets); (xxiv) comparisons of continuing operations to other operations; (xxv) market share; (xxvi) cost of capital, debt leverage, year-end cash position or book value; (xxvii) strategic objectives; or (xxviii) any combination of the foregoing. Any one or more of the aforementioned performance criteria may be stated as a percentage of another performance criteria, or used on an absolute or relative basis to measure the performance of one or more members of the Company Group as a whole or any divisions or operational and/or business units, product lines, brands, business segments, or administrative departments of the Company and/or one or more members of the Company Group or any combination thereof, as the Committee may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.

(ll) “Person” means any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

(mm) “Plan” means this Finance of America Companies Inc. 2021 Omnibus Incentive Plan, as it may be amended and/or restated from time to time.

(nn) “Qualifying Director” means a Person who is, with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

(oo) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions, including vesting conditions.

(pp) “Restricted Stock” means Common Stock, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(qq) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities, or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(rr) “SAR Period” has the meaning given to such term in Section 8(c) of the Plan.

(ss) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.

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(tt) “Service Recipient” means, with respect to a Participant holding a given Award, the member of the Company Group by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

(uu) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(vv) “Strike Price” has the meaning given to such term in Section 8(b) of the Plan.

(ww) “Sub-Plans” means any sub-plan to the Plan that has been adopted by the Board or the Committee for the purpose of permitting or facilitating the offering of Awards to employees of certain Designated Foreign Subsidiaries or otherwise outside the jurisdiction of the United States of America, with each such Sub-Plan designed to comply with Applicable Law in such foreign jurisdictions. Although any Sub-Plan may be designated a separate and independent plan from the Plan in order to comply with Applicable Law, the Absolute Share Limit and the other limits specified in Section 5(b) of the Plan shall apply in the aggregate to the Plan and any Sub-Plan adopted hereunder.

(xx) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association, or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(yy) “Substitute Awards” has the meaning given to such term in Section 5(e) of the Plan.

(zz) “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient for any reason (including death or Disability).

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4. Administration.

(a) General. The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act, be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b) Committee Authority. Subject to the provisions of the Plan and Applicable Law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a

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Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, shares of Common Stock, other securities, other Awards, or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards, or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) adopt Sub-Plans; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Delegation. Except to the extent prohibited by Applicable Law, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any Person or Persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of any member of the Company Group the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated in accordance with Applicable Law, except for grants of Awards to Non-Employee Directors. Notwithstanding the foregoing in this Section 4(c), it is intended that any action described in the preceding sentence shall be taken only by the Board or a committee or subcommittee of two or more Qualifying Directors for the purposes of making each such transaction qualify for an exemption provided by Rule 16b-3 promulgated under the Exchange Act. However, the fact that any member of such committee or subcommittee shall fail to qualify as a Qualifying Director shall not invalidate any action that is otherwise valid under the Plan.

(d) Finality of Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including, without limitation, any member of the Company Group, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) Indemnification. No member of the Board, the Committee, or any employee or agent of any member of the Company Group (each such Person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit, or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit, or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available

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to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions, or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by Applicable Law or by the organizational documents of any member of the Company Group. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the organizational documents of any member of the Company Group, as a matter of Applicable Law, under an individual indemnification agreement or contract, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.

(f) Board Authority. Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to Applicable Law. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a) Grants. The Committee may, from time to time, grant Awards to one or more Eligible Persons. All Awards granted under the Plan shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee, including, without limitation, attainment of Performance Conditions.

(b) Share Reserve and Limits. Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 11 of the Plan, no more than [●]2 shares of Common Stock (the “Absolute Share Limit”) shall be available for Awards under the Plan; provided, however, that the Absolute Share Limit shall be automatically increased on the first day of each fiscal year following the fiscal year in which the Effective Date falls in an amount equal to the least of (x) [●]3 shares of Common Stock, (y) 2.5% of the total number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year, treating, for the avoidance of doubt, all then-outstanding LLC Units as shares of Common Stock assuming the full exchange of then-outstanding LLC Units for shares of Common Stock in accordance with the Exchange Agreement, and (z) a lower number of shares of Common Stock as determined by the Board; (ii) subject to Section 11 of the Plan, no more than the number of shares of Common Stock equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iii) during a single fiscal year, each Non-Employee Director, shall be granted a number of shares of Common Stock subject to Awards, taken together with any cash fees paid to such Non- Employee Director during such fiscal year, equal to (A) a total value of $750,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes) or (B) such lower amount as determined by the Board prior to the Date of Grant, either as part of the Company’s Non-Employee Director compensation program or as otherwise determined by the Board in the event of any change to such Non-Employee Director’s compensation program or for any particular period of service. To the extent the Board makes a determination pursuant to clause (iii)(B) above with respect to any year of service, such determination shall in no event be applicable to any subsequent year of service without a further determination by the Board in respect of any subsequent year of service.

(c) Share Counting. Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without issuance to the Participant of the full number of shares of Common Stock to which the Award related, the unissued shares of Common Stock will

[2]	Note to Draft: To be equal to 10% of outstanding Common Stock as of Closing on a fully-diluted, as-converted basis.
[3]	Note to Draft: To be equal to 2.5% of outstanding Common Stock as of Closing on a fully-diluted, as-converted basis.

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again be available for grant under the Plan. Shares of Common Stock withheld in payment of the Exercise Price, or taxes relating to an Award, and shares equal to the number of shares surrendered in payment of any Exercise Price, or taxes relating to an Award, shall be deemed to constitute shares not issued to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that such shares shall not become available for issuance hereunder if either: (i) the applicable shares are withheld or surrendered following the termination of the Plan; or (ii) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Plan subject to stockholder approval under any then-applicable rules of the national securities exchange on which the Common Stock is listed.

(d) Source of Shares. Shares of Common Stock issued by the Company in settlement of Awards may be authorized and unissued shares of Common Stock, shares of Common Stock held in the treasury of the Company, shares of Common Stock purchased on the open market or by private purchase, or a combination of the foregoing.

(e) Substitute Awards. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding Options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares of Common Stock under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for issuance under the Plan.

6. Eligibility. Participation in the Plan shall be limited to Eligible Persons.

7. Options.

(a) General. Each Option granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of a member of the Company Group, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock

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representing more than 10% of the voting power of all classes of stock of any member of the Company Group, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.

(c) Vesting and Expiration; Termination.

(i) Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a) of the Plan; provided, however, that notwithstanding any such vesting dates or events, the Committee may in its sole discretion accelerate the vesting of any Options at any time and for any reason. Options shall expire upon a date determined by the Committee, not to exceed ten years from the Date of Grant (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition. Notwithstanding the foregoing, in no event shall the Option Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of any member of the Company Group.

(ii) Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of: (A) a Participant’s Termination by the Service Recipient for Cause, all outstanding Options granted to such Participant shall immediately terminate and expire; (B) a Participant’s Termination due to death or Disability, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for one year thereafter (but in no event beyond the expiration of the Option Period); and (C) a Participant’s Termination for any other reason, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for 90 days thereafter (but in no event beyond the expiration of the Option Period).

(d) Method of Exercise and Form of Payment. No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes that are statutorily required to be withheld in accordance with Section 13(d) of the Plan. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable: (i) in cash, check, cash equivalent, and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual issuance of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest and have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”)); or (ii) by such other method as the Committee may permit in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise issuable in respect of an Option that are needed to pay the Exercise Price and any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes that are statutorily required to be withheld in accordance with Section 13(d) of the Plan. Any fractional shares of Common Stock shall be settled in cash.

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(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any share of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such share of Common Stock before the later of (i) the date that is two years after the Date of Grant of the Incentive Stock Option, or (ii) the date that is one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any share of Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such share of Common Stock.

(f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other Applicable Law.

8. Stock Appreciation Rights.

(a) General. Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.

(c) Vesting and Expiration; Termination.

(i) A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a) of the Plan; provided, however, that notwithstanding any such vesting dates or events, the Committee may, in its sole discretion, accelerate the vesting of any SAR at any time and for any reason. SARs shall expire upon a date determined by the Committee, not to exceed ten years from the Date of Grant (the “SAR Period”); provided, that if the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition.

(ii) Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of: (A) a Participant’s Termination by the Service Recipient for Cause, all outstanding SARs granted to such Participant shall immediately terminate and expire; (B) a Participant’s Termination due to death or Disability, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for one year thereafter (but in no event beyond the expiration of the SAR Period); and (C) a Participant’s Termination for any other reason, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for 90 days thereafter (but in no event beyond the expiration of the SAR Period).

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(d) Method of Exercise. SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes that are statutorily required to be withheld in accordance with Section 13(d) of the Plan. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

9. Restricted Stock and Restricted Stock Units.

(a) General. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each Restricted Stock and Restricted Stock Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Stock Certificates and Book-Entry Notation; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued or shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 13(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9, Section 13(b) of the Plan and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including, without limitation, the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a stockholder as to Restricted Stock Units.

(c) Vesting; Termination.

(i) Restricted Stock and Restricted Stock Units shall vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a) of the Plan; provided, however, that notwithstanding any such dates or events, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Stock or Restricted Stock Unit or the lapsing of any applicable Restricted Period at any time and for any reason.

(ii) Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock or Restricted Stock Units, as applicable, have vested, (A) all vesting with respect to such Participant’s Restricted Stock or Restricted Stock Units, as applicable, shall cease and (B) unvested shares of Restricted Stock and unvested Restricted Stock Units, as applicable, shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

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(d) Issuance of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration the Company shall issue to the Participant or the Participant’s beneficiary, without charge, the stock certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share).

(ii) Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall issue to the Participant or the Participant’s beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part shares of Common Stock in lieu of issuing only shares of Common Stock in respect of such Restricted Stock Units or (B) defer the issuance of shares of Common Stock (or cash or part cash and part shares of Common Stock, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing shares of Common Stock in respect of such Restricted Stock Units, the amount of such payment shall be equal to the Fair Market Value per share of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units.

(e) Legends on Restricted Stock. Each certificate, if any, or book entry representing Restricted Stock awarded under the Plan, if any, shall bear a legend or book-entry notation substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such shares of Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE FINANCE OF AMERICA COMPANIES INC. 2021 OMNIBUS INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT BETWEEN FINANCE OF AMERICA COMPANIES INC. AND THE PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF FINANCE OF AMERICA COMPANIES INC.

10. Other Equity-Based Awards and Other Cash-Based Awards. The Committee may grant Other Equity-Based Awards and Other Cash-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine including, without limitation, those set forth in Section 5(a) of the Plan. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and each Other Cash-Based Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time. Each Other Equity-Based Award or Other Cash-Based Award, as applicable, so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Award, including, without limitation, those set forth in Section 13(c) of the Plan.

11. Changes in Capital Structure and Similar Events. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder (other than Other Cash-Based Awards):

(a) General. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate

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transaction or event that affects the shares of Common Stock (including a Change in Control), or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations, or other requirements, that the Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or (ii), an “Adjustment Event”), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan or any Sub-Plan; and (C) the terms of any outstanding Award, including, without limitation, (I) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or Strike Price with respect to any Award; or (III) any applicable performance measures; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment under this Section 11 shall be conclusive and binding for all purposes.

(b) Adjustment Events. Without limiting the foregoing, except as may otherwise be provided in an Award Agreement, in connection with any Adjustment Event, the Committee may, in its sole discretion, provide for any one or more of the following:

(i) substitution or assumption of Awards (or awards of an acquiring company), acceleration of the exercisability of, lapse of restrictions on, or termination of Awards, or a period of time (which shall not be required to be more than ten days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

(ii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Committee in connection with such event) the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor), or, in the case of Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards that are not vested as of such cancellation, a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards prior to cancellation, or the underlying shares in respect thereof.

Payments to holders pursuant to clause (ii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Common Stock covered by the Award at such time (less any applicable Exercise Price or Strike Price).

(c) Other Requirements. Prior to any payment or adjustment contemplated under this Section 11, the Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s

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Awards; (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Common Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code; and (iii) deliver customary transfer documentation as reasonably determined by the Committee.

(d) Fractional Shares. Any adjustment provided under this Section 11 may provide for the elimination of any fractional share that might otherwise become subject to an Award.

(e) Binding Effect. Any adjustment, substitution, determination of value or other action taken by the Committee under this Section 11 shall be conclusive and binding for all purposes.

12. Amendments and Termination.

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance, or termination shall be made without stockholder approval if: (i) such approval is required under Applicable Law; (ii) it would materially increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 11 of the Plan), or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance, or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 12(b) of the Plan without stockholder approval.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of the Plan and any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s Termination); provided, that, other than pursuant to Section 11, any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 11 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the canceled Option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.

13. General.

(a) Award Agreements. Each Award (other than an Other Cash-Based Award) under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability, or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate, or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.

15

(b) Nontransferability. Each Award shall be exercisable only by such Participant to whom such Award was granted during the Participant’s lifetime, or, if permissible under Applicable Law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a Participant (unless such transfer is specifically required pursuant to a domestic relations order or by Applicable Law) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against any member of the Company Group; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer, or encumbrance.

(c) Dividends and Dividend Equivalents.

(i) The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, shares of Common Stock, other securities, other Awards or other property (in each case, without interest), on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock, or other Awards.

(ii) Without limiting the foregoing, unless otherwise provided in the Award Agreement, any dividend otherwise payable in respect of any share of Restricted Stock that remains subject to vesting conditions at the time of payment of such dividend shall be retained by the Company, and remain subject to the same vesting conditions as the share of Restricted Stock to which the dividend relates and shall be delivered (without interest) to the Participant within 15 days following the date on which such restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate).

(iii) To the extent provided in an Award Agreement, the holder of outstanding Restricted Stock Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on shares of Common Stock) either in cash or, in the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends (and interest may, in the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Stock Units are settled following the date on which the Restricted Period lapses with respect to such Restricted Stock Units, and if such Restricted Stock Units are forfeited, the Participant shall have no right to such dividend equivalent payments (or interest thereon, if applicable).

(d) Tax Withholding.

(i) A Participant shall be required to pay to the Company or one or more of its Subsidiaries, as applicable, an amount in cash (by check or wire transfer) equal to the aggregate amount of any income, employment, and/or other applicable taxes that are statutorily required to be withheld in respect of an Award. Alternatively, the Company or any of its Subsidiaries may elect, in its sole discretion, to satisfy this requirement by withholding such amount from any cash compensation or other cash amounts owing to a Participant.

(ii) Without limiting the foregoing, the Committee may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy all or any portion of the minimum income, employment, and/or other applicable taxes that are statutorily required to be withheld with respect to an Award by: (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value equal to such minimum statutorily required

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withholding liability (or portion thereof); or (B) having the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, a number of shares of Common Stock with an aggregate Fair Market Value equal to an amount, subject to clause (iii) below, not in excess of such minimum statutorily required withholding liability (or portion thereof).

(iii) The Committee, subject to its having considered the applicable accounting impact of any such determination, has full discretion to allow Participants to satisfy, in whole or in part, any additional income, employment, and/or other applicable taxes payable by them with respect to an Award by electing to have the Company withhold from the shares of Common Stock otherwise issuable or deliverable to, or that would otherwise be retained by, a Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, shares of Common Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding liability (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in a Participant’s relevant tax jurisdictions).

(e) Data Protection. By participating in the Plan or accepting any rights granted under it, each Participant consents to the collection and processing of personal data relating to the Participant so that the Company and its Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from time to time and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

(f) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of any member of the Company Group, or other Person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Service Recipient or any other member of the Company Group, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Service Recipient or any other member of the Company Group may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Service Recipient and/or any member of the Company Group and the Participant, whether any such agreement is executed before, on, or after the Date of Grant.

(g) International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan and create or amend Sub-Plans or amend outstanding Awards with respect to such Participants in order to permit or facilitate participation in the Plan by such Participants, conform such terms with the requirements of Applicable Law or to obtain more favorable tax or other treatment for a Participant or any member of the Company Group.

(h) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more Persons as the beneficiary or beneficiaries, as applicable, who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change the Participant’s beneficiary designation without the

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consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be the Participant’s spouse or, if the Participant is unmarried at the time of death, the Participant’s estate.

(i) Termination. Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation, or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination, but such Participant continues to provide services to the Company Group in a non-employee capacity, such change in status shall be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be a member of the Company Group (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.

(j) No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to such Person.

(k) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all Applicable Law. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of any member of the Company Group issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, and Applicable Law, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing shares of Common Stock or other securities of any member of the Company Group issued under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of any member of the Company Group issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add, at any time, any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company, and/or

18

the Participant’s sale of Common Stock to the public markets, illegal, impracticable, or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code: (A) pay to the Participant an amount equal to the excess of (I) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable), over (II) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of shares of Common Stock (in the case of any other Award), with such amount being delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof or (B) in the case of Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Stock, Restricted Stock Units, or Other Equity-Based Awards, or the underlying shares in respect thereof.

(l) No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee (or its designee in accordance with Section 4(c) of the Plan, with such consent by action of the Committee or its designee not to be unreasonably withheld) in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(m) Payments to Persons Other Than Participants. If the Committee is provided with satisfactory evidence that any Person to whom any amount is payable under the Plan is unable to care for the Participant’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or the Participant’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) shall be paid to the Participant’s spouse, child, relative, an institution maintaining or having custody of such Person, or such other Person who is a proper recipient under Applicable Law on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(n) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(o) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.

(p) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of any member of the

19

Company Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(q) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by Applicable Law.

(r) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws’ provisions thereof. EACH PARTICIPANT WHO ACCEPTS AN AWARD IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION, OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER.

(s) Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person, or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(t) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(u) Section 409A of the Code.

(i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.

(ii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable six-month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii) Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred

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compensation” subject to Section 409A of the Code) are accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.

(v) Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time; and (ii) Applicable Law. Further, unless otherwise determined by the Committee, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

(w) Detrimental Activity. Notwithstanding anything to the contrary contained herein, if a Participant has engaged in any Detrimental Activity, as determined by the Committee, the Committee may, in its sole discretion, provide for one or more of the following:

(i) cancellation of any or all of such Participant’s outstanding Awards; or

(ii) forfeiture by the Participant of any gain realized on the vesting or exercise of Awards, and repayment of any such gain promptly to the Company.

(x) Right of Offset. The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile, or other employee programs) that the Participant then owes to any member of the Company Group and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award is “deferred compensation” subject to Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

(y) Expenses; Titles and Headings. The expenses of administering the Plan shall be borne by the Company Group. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

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Exhibit J

CERTIFICATE OF LIMITED LIABILITY COMPANY DOMESTICATION

OF

REPLAY ACQUISITION LLC

The undersigned, a person authorized to execute this Certificate of Limited Liability Company Domestication (this “Certificate”) on behalf of Replay Acquisition Corp., a Cayman Islands exempted company (the “Foreign Company”), does hereby certify as follows:

1.    The date on which and the jurisdiction where the Foreign Company was first formed, incorporated, created or otherwise came into being was November 6, 2018 in the Cayman Islands.

2.    The name of the Foreign Company immediately prior to the filing of this Certificate is “Replay Acquisition Corp.”

3.    The name of the limited liability company as set forth in the certificate of formation filed in accordance with subsection (b) of Section 18-212 of the Delaware Limited Liability Company Act is “Replay Acquisition LLC”.

4.    The jurisdiction that constituted the seat, siege, social, or principal place of business or central administration of the Foreign Company, or any other equivalent thereto under applicable law, immediately prior to the filing of this Certificate, was the Cayman Islands.

5.    That the domestication has been approved in the manner provided for by the document, instrument, agreement or other writing, as the case may be, governing the internal affairs of the Foreign Company and the conduct of its business or by applicable non-Delaware law, as appropriate.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Limited Liability Company Domestication to be executed on [     ].

Replay Acquisition Corp. a Cayman Islands exempted company

By:
Name:
Title:

[Signature Page to Certificate of Limited Liability Company Domestication of Replay Acquisition LLC]

CERTIFICATE OF FORMATION

OF

REPLAY ACQUISITION LLC

This Certificate of Formation of Replay Acquisition LLC, dated as of [ ], is being duly executed and filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. §§ 18-101 et seq.).

1. Name. The name of the limited liability company formed hereby is Replay Acquisition LLC (the “Company”).

2. Registered Office. The address of the registered office of the Company in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

3. Registered Agent. The name and address of the registered agent for service of process on the Company in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Replay Acquisition LLC as of the date first above written.

Name:
Title: Authorized Person

[Signature Page to Replay Acquisition LLC Certificate of Formation]

Exhibit K

LIMITED LIABILITY COMPANY AGREEMENT

of

REPLAY ACQUISITION LLC

THE UNDERSIGNED are executing this LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) of Replay Acquisition LLC (the “Company”), is entered into effective as of the Effective Time (as defined below), for the purpose of forming the Company pursuant to the provisions of the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq. (the “Act”).

WHEREAS, Replay Acquisition Corp., a Cayman Islands exempted company (“Replay Corp”), was initially formed on November 6, 2018 pursuant to the Companies Law (2018 Revision) of the Cayman Islands, as amended (“Cayman Law”);

WHEREAS, in connection with the transactions contemplated by that certain Transaction Agreement, dated as of October 12, 2020, by and among Replay Corp and the other parties thereto (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Transaction Agreement”), the domestication of Replay Corp as a Delaware limited liability company and this Agreement were approved in the manner provided by the document, instrument, agreement or other writing, as the case may be, governing the internal affairs of Replay Corp and the conduct of its business or by applicable Cayman Law, as appropriate, prior to the simultaneous filing of the Certificate of Formation of the Company (the “Formation Certificate”) and the Certificate of Limited Liability Company Domestication of the Company (the “Domestication Certificate” and, together with the Formation Certificate, the “Certificates”) with the Office of the Secretary of State of the State of Delaware on the date of the Redomestication (as defined below);

WHEREAS, upon the Effective Time, the Company was domesticated and formed as a Delaware limited liability company (the “Redomestication”);

WHEREAS, immediately prior to the Redomestication (but after giving effect to the Warrant Exchange (as defined in that certain Sponsor Agreement executed and delivered concurrently with the Transaction Agreement)), (a) the authorized equity interests of Replay Corp consisted of (i) 2,000,000 preferred shares, par value $0.0001 per share, none of which were issued and outstanding and (ii) 200,000,000 ordinary shares, par value $0.0001 per share (“Ordinary Shares”), [____] of which were issued and outstanding (such issued and outstanding Ordinary Shares, the “Outstanding Ordinary Shares”) and (b) 28,750,000 warrants to purchase 14,375,000 Ordinary Shares (the “Public Warrants”) were outstanding;

WHEREAS, pursuant to the Redomestication and the terms and conditions set forth in that certain warrant agreement, dated as of April 3, 2019, by and between Replay Corp and Continental Stock Transfer & Trust Company, a New York corporation, each Public Warrant was automatically converted to a warrant to purchase one-half of a Common Unit (as defined below) (a “Converted Warrant”);

WHEREAS, pursuant to the Redomestication and this Agreement, and without any action on the part of the Company or any other person, at the Effective Time, each of the actions set forth in Section 1(b) of this Agreement and the aforesaid Recitals shall have occurred;

WHEREAS, in accordance with the terms and conditions set forth in the Transaction Agreement each Converted Warrant shall be converted to a warrant to purchase one validly issued share of New Pubco Class A Common Stock (as defined in the Transaction Agreement); and

WHEREAS, pursuant to the Transaction Agreement and upon the terms and subject to the conditions set forth in the Transaction Agreement, RPLY Merger Sub LLC, a Delaware limited liability company (“Purchaser Merger Sub”) shall merge with and into the Company (the “Merger”), with the Company continuing as the surviving entity in the Merger and as a direct wholly-owned subsidiary of Finance of America Companies Inc., a Delaware corporation (“New Pubco”).

NOW, THEREFORE, it is hereby agreed as follows:

1.    Formation; Effect of Redomestication.

(a)    The Certificates were simultaneously filed with the Office of the Secretary of State of the State of Delaware and became effective at the Effective Time.

(b)     As of the Effective Time: (i) the Amended and Restated Memorandum and Articles of Association of Replay Corp (as amended) as in effect immediately prior to the Effective Time were replaced and superseded in their entirety by the Certificates and this Agreement in respect of all periods beginning on or after the Redomestication; (ii) each Outstanding Ordinary Share was automatically converted into one validly issued Common Unit pursuant to the Redomestication; (iii) all certificates, if any, evidencing Outstanding Ordinary Shares were automatically cancelled and deemed to represent only the Company Units into which such Outstanding Ordinary Shares were converted to pursuant to the Redomestication; (iv) each holder of Outstanding Ordinary Shares as of immediately prior to the Effective Time was automatically admitted as a member of the Company (such members of the Company and any person admitted as an additional or substitute member of the Company pursuant to the provisions of this Agreement, each in such person’s capacity as a member of the Company, collectively, the “Members” and each, a “Member”), and all such initial Members collectively became the owners of 100% of the outstanding limited liability company interests in the Company; (v) each person serving on the board of directors of Replay Corp as of immediately prior to the Effective Time was designated as a Manager (as defined below) and as a member of the Board of Managers (as defined below) of the Company (and all such persons collectively constitute the only members of the Board of Managers as of the Effective Time); and (vi) the Members hereby continue the business of Replay Corp without dissolution in the form of a Delaware limited liability company governed by this Agreement.

(c)    Upon the Redomestication, the Company shall elect on Form 8832 to be treated as a corporation for U.S. federal income tax purpose, effective on the date of the Redomestication.

2.    Name. The name of the Company shall be “Replay Acquisition LLC”, or, subject to the Act, such other name as the Board of Managers may from time to time hereafter designate.

3.    Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth therefor in Section 18-101 of the Act.

4.    Purpose. The Company is formed for the purpose of engaging in any lawful business permitted by the Act. The Company shall have the power to engage in all activities and transactions which the Board of Managers deems necessary or advisable in connection with the foregoing.

5.    Offices.

(a)    The principal place of business and office of the Company shall be located at, and the Company’s business shall be conducted from, such place or places as the Board of Managers may designate from time to time.

(b)    The registered office of the Company in the State of Delaware shall be located at c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware shall be The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The Board of Managers may from time to time change the registered agent or office by an amendment to the certificate of formation of the Company.

6.    Members; Units.

(a)    The name and the mailing address of each Member is as set forth in the books and records of the Company.

(b)    All limited liability company interests of the Members in the Company shall be denominated in units of a single class representing limited liability company interests (such units, the “Common Units” and each, a “Common Unit”). The total number of Common Units that the Company is authorized to issue shall be limited to 200,000,000. The Common Units issued to the Members shall represent the only valid and outstanding limited liability company interests of the Members in the Company, and any Common Units authorized but not issued shall not represent any portion of the limited liability company interest in the Company. As of the Effective Time, each Member holds the number of Common Units set forth in the books and records of the Company. Common Units shall not be represented by certificates.

7.    Term. The term of the Company is deemed to have commenced on November 6, 2018, which is the date Relay Corp commenced its existence in the Cayman Islands, and shall continue until the Company is dissolved and its affairs are wound up in accordance with Section 13 of this Agreement and a certificate of cancellation is filed in accordance with the Act.

8.    Management; Power of Attorney

(a)    The business of the Company shall be managed by or under the direction of a Board of Managers (the “Board of Managers”) consisting of one or more (as determined by the Board of Managers) individuals designated by the Members from time to time (such individuals, in their capacities as managers of the Company, the “Managers” and each a “Manager”) and only decisions of the Board of Managers shall be decisions of the “manager” for all purposes of the Act. The number of individuals constituting the initial Board of Managers (as determined by the Board of Managers) and the individuals designated as the initial Managers (by the Members) are the number of individuals and the individuals serving on the board of directors of Reply Corp, in each case, as of immediately prior to the Effective Time. Subject to any nonwaivable provisions of applicable law, the Board of Managers shall have full and complete authority, power, and discretion to manage and control the business, affairs, and properties of the Company, to make all decisions regarding those matters and to perform any and all other acts or activities customary or incident to the management of the Company’s business.

(b)    The Board of Managers may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board of Managers may be held without notice at such time and at such place as shall from time to time be determined by the Board of Managers. Special meetings of the Board of Managers may be called by any Manager on not less than one day’s notice to each other Manager by telephone, facsimile, mail, telegram, electronic mail or any other means of communication. At all meetings of the Board of Managers, a majority of the Managers then in office shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the Managers then in office shall be the act of the Board of Managers. If a quorum shall not be present at any meeting of the Board of Managers, the Managers present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action required or permitted to be taken at any meeting of the Board of Managers or of any committee thereof may be taken without a meeting if all members of the Board of Managers or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Managers or committee, as the case may be.

(c)    Each Member hereby irrevocably makes, constitutes and appoints each Manager as such Member’s true and lawful agent and attorney-in-fact, with full power of substitution and re-substituion and full power and authority in such Member’s name, place and stead, to the same extent and with the same effect as such member would or could do under applicable law, to make, execute, sign and file all instruments, documents and certificates which, from time to time, may be required to set forth any amendment to this Agreement or may be required by this Agreement or by the laws of the United States of America, the State of Delaware or any other state in which the Company shall determine to do business, or any political subdivision or agency thereof, to execute, implement and continue the valid and subsisting existence of the Company. Such power of attorney is coupled with an interest and shall survive and continue in full force and effect notwithstanding the subsequent resignation from the Company of any Member for any reason and shall not be affected by the subsequent disability or incapacity of such Member.

9.    Capital Contributions. The Members may make capital contributions to the Company from time to time, but shall not be required to make any capital contributions.

10.    Allocations; Distributions. Each item of income, gain, loss, deduction and credit of the Company may be allocated 100% to the Members or in such other manner as the Board of Managers determines in its sole discretion. Each distribution of cash or other property by the Company shall be made 100% to the Members pro rata based on the number of Common Units held by them. Distributions may be made to the Members at the times and in the amounts determined by the Board of Managers. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make distributions to the Members if such distribution would violate the Act or other applicable law.

11.    Assignment. Each Member may assign in whole or in part its Common Units.

12.    Admission of Additional Members. One or more additional or substitute members of the Company may be admitted with the consent of the Board of Managers, which consent may be given or withheld its discretion.

13.    Dissolution. The Company shall dissolve and its business and affairs shall be wound up upon the first to occur of: (a) the written consent of the Board of Managers; (b) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remembering member of the Company in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act; or (c) the entry of a decree of judicial dissolution under § 18-802 of the Act. Upon the dissolution of the Company, the affairs of the Company shall be liquidated forthwith. Subject to the Act, the assets of the Company shall be used first to pay or provide for the payment of all of the debts of the Company, with the balance being distributed to the Members pro rata based on the number of Common Units held by them.

14.    Amendments. This Agreement may be amended, supplemented, waived or modified at any time and from time to time only by a written instrument executed by any person authorized by the Board of Managers.

15.    Miscellaneous. The Board of Managers shall not have any liability for the debts, obligations or liabilities of the Company except to the extent provided by the Act.

16.    Authorization.

(a)    The Board of Managers, or any other person authorized by the Board of Managers, is hereby authorized and empowered, as an authorized person of the Company within the meaning of the Act, or otherwise (the Board of Managers hereby authorizing and ratifying any of the following actions):

(i)    to execute and deliver and/or file (for, in the name and on behalf of the Company) any agreement of the Company and any amendments, restatements and/or supplements thereof, the certificate of formation of the Company, any other certificates, notices, applications and other documents (and any amendments, restatements and/or supplements thereof) to be filed with any government or governmental or regulatory body, including, without limitation, any such document that may be necessary for the Company to qualify to do business in a jurisdiction in which the Company desires to do business; or

(ii)    to prepare or cause to be prepared, and to sign, execute and deliver and/or file (for, in the name and on behalf of the Company) (A) such documents, instruments, certificates and agreements as may be necessary or desirable in furtherance of the Company’s purposes, (B) any certificates, forms, notices, applications and other documents to be filed with any government or governmental or regulatory body on behalf of the Company, (C) any certificates, forms, notices, applications and other documents that may be necessary or advisable in connection with any bank account of the Company, and all checks, notes, drafts and other documents that may be required in connection with any such bank account or any banking facilities or services that may be utilized by the Company, (D) resolutions with respect to any of the foregoing matters (which resolutions, when executed by any person authorized as provided in this

Section 16(a), each acting individually, shall be deemed to have been adopted by the Board of Managers or the Company, as applicable, for all purposes), and (E) any amendments, restatements and/or supplements of any of the foregoing.

The authority granted to any person under this Section 16(a) may be revoked at any time by the Board of Managers by resolution adopted by the Board of Managers.

17.    Officers. The Board of Managers may delegate its authority to act on behalf of the Company and to manage the business affairs of the Company to one or more officers of the Company appointed by the Board of Managers. The Board of Managers may from time to time create offices of the Company, designate the powers that may be exercised by such office, and appoint, authorize and empower any person as an officer of the Company (“Officer”) to direct such office. The Board of Managers may remove any Officer at any time and may create, empower and appoint such other Officers of the Company as the Board of Managers may deem necessary or advisable to manage the day-to-day business affairs of the Company. To the extent delegated by the Board of Managers, the Officers shall have the authority to act on behalf of, bind and execute and deliver documents in the name of and on behalf of the Company. Except as otherwise expressly provided in this Agreement or required by any non-waivable provision of the Act or other applicable law, no person other than the Officers designated by the Board of Managers shall have any right, power, or authority to transact any business in the name of the Company or to act for or on behalf of or to bind the Company.

18.    Exculpation; Indemnification. Neither the Board of Managers, any Officers nor any of their respective affiliates or agents (collectively, “Covered Persons”) shall be liable to the Company or any other person who has an interest in the Company or is otherwise bound by this Agreement for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on the Board of Managers or any Officer, as applicable, by this Agreement. To the fullest extent permitted by applicable law, each Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on the Board of Managers or any Officer, as applicable, by this Agreement; provided, however, that any indemnity under this Section 18 shall be provided out of and to the extent of Company assets only, and neither the Board of Managers nor any Officer nor any other Covered Person nor any Member, shall have personal liability on account thereof. To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in this Section 18.

19.    Banking Matters. The Board of Managers and any Officer or other person designated by the Board of Managers is hereby authorized and empowered: (a) to (i) establish one or more domestic or international accounts (including but not limited to, depository, checking, disbursement, custodian, or investment accounts, and other accounts as deemed necessary or expeditious for business purposes of the Company) (“Accounts”), in the name of the Company with any bank, trust company, savings and loan institution, brokerage firm or other financial institution which the Board of Managers shall from time to time designate as a depository of funds, securities or other property of the Company, for any purpose and on terms and conditions deemed appropriate by such person on behalf of the Company and (ii) close Accounts of the Company now or hereafter established; and (b) to assign, limit or revoke any and all authority of any agent or employee of the Company, or other person designated by the Board of Managers to (i) sign checks, drafts and orders for the payment of money drawn on the Company’s Accounts, and all notes of the Company and all acceptances and endorsements of the Company, (ii) execute or initiate electronic fund transfers, (iii) execute or initiate foreign currency exchange transactions, (iv) execute or initiate the investment of monies, and (v) initiate requests for information for any Account of the Company.

20.    Merger. The Transaction Agreement and all documents, agreements or certificates that are contemplated by or related to the Transaction Agreement or necessary, appropriate, proper, advisable, incidental or convenient to the transactions contemplated by or related to the Transaction Agreement, including the Merger, or that are in the furtherance of the purposes described in the Transaction Agreement (collectively, the “Transaction Documents”), the Company’s execution, delivery and performance of the Transaction Documents and the Company’s consummation of the Merger and all other transactions contemplated by or related to the Transaction Documents (collectively, the “Transactions”), be, and hereby are, authorized, ratified, confirmed and approved, in each case, all without further or additional act, vote or approval of the Board of Managers, any Manager, Member, Officer or other person, notwithstanding any other provision of this Agreement or, to the fullest extent permitted by applicable law, the Act or applicable law, rule or regulation. Each Manager, each Officer or each other agent (in the case of an agent authorized by the Board of Managers), acting for, in the name of and on behalf of the Company, be, and hereby is, authorized, empowered and directed to execute, deliver, perform and file (or cause to be filed) the Transaction Documents, in each case, all without further or additional act, vote or approval of the Board of Managers, any Manager, Member, Officer or other person, notwithstanding any other provision of this Agreement or, to the fullest extent permitted by applicable law, the Act or applicable law, rule or regulation. Upon the effectiveness of the Merger, New Pubco shall automatically be admitted as the sole member of the Company without further or additional act, vote or approval of the Board of Managers, any Manager, Member, Officer or other person, notwithstanding any other provision of this Agreement or, to the fullest extent permitted by applicable law, the Act or applicable law, rule or regulation. The provisions of this Section 20 shall not be construed to limit the accomplishment of a merger or consolidation or of any of the matters referred to herein or in the Transaction Agreement by any other means otherwise permitted by applicable law

21.    Authorized Person. Paul Bolaji, as an “authorized person” of the Company within the meaning of the Act, has executed, delivered and filed the Formation Certificate with the Office of the Secretary of State of the State of Delaware, such execution, delivery and filing being hereby ratified and approved in all respects. Upon such filing, Paul Bolaji’s powers as an authorized person ceased.

22.    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to its principles of conflicts of laws.

23.    Jurisdiction. Each of the Members, to the fullest extent permitted by applicable law, hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks jurisdiction, the state or federal courts in the State of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the business or affairs of the Company (including any claim arising under the internal affairs doctrine), and each of the Members hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in the aforementioned court. Each of the Members, to the fullest extent permitted by applicable law, hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the business or affairs of the Company (including any claim arising under the internal affairs doctrine), in the aforementioned courts. Each of the Members hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the Members, to the fullest extent permitted by applicable law, irrevocably consents to service of process in connection with any matter referred to above by first class mail, certified postage prepaid, at the address and to the person(s) set forth on the books and records of the Company. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable law. EACH OF THE MEMBERS AND THE COMPANY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BUSINESS OR AFFAIRS OF THE COMPANY (INCLUDING ANY CLAIM ARISING UNDER THE INTERNAL AFFAIRS DOCTRINE).

24.    Effectiveness. Pursuant to Section 18-201(d) of the Act, this Agreement shall be effective as of the time of the simultaneous filing of the Certificates with the Office of the Secretary of State of the State of the State of Delaware (the “Effective Time”).

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the Effective Time.

REPLAY ACQUISITION LLC

By:
Name:
Title:

Exhibit L

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

REPLAY ACQUISITION LLC

The undersigned, Finance of America Companies Inc., a Delaware corporation, (“New Pubco”) as the sole member (the “Member”) of Replay Acquisition LLC, a Delaware limited liability company (the “Company”) is executing this Limited Liability Company Agreement (the “Agreement”) as of [     ], 20__, for the purpose of forming the Company pursuant to the provisions of the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq., as amended from time to time (the “Act”).

WHEREAS, the Company is a direct, wholly owned subsidiary of New Pubco;

WHEREAS, the Company was formed to effect the transactions contemplated by that certain Transaction Agreement, dated as of October 12, 2020, by and among the Company, New Pubco, RPLY Merger Sub LLC, a Delaware limited liability company (“Purchaser Merger Sub”), and the other parties thereto (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Transaction Agreement”); and

WHEREAS, immediately prior to the execution of this Agreement and pursuant to the filing of a certificate of merger with the Secretary of State of the State of Delaware, Purchaser Merger Sub merged with and into the Company, with the Company surviving the merger as a direct wholly-owned Subsidiary of New Pubco and continuing without dissolution as a Delaware limited liability company under the Act.

NOW, THEREFORE, it is hereby agreed as follows

1.    Formation. A certificate of formation of the Company (the “Certificate”) was executed and filed with the Office of the Secretary of State of the State of Delaware on [     ], 20__.

2.    Name. The name of the limited liability company is “Replay Acquisition LLC” or such other name as the Member may from time to time hereafter designate.

3.    Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth therefor in Section 18-101 of the Act.

4.    Purpose. The Company was formed for the purpose of engaging in any lawful business permitted by the Act or the laws of any jurisdiction in which the Company may do business. The Company shall have the power to engage in all activities and transactions which the Member deems necessary or advisable in connection with the foregoing.

5.    Offices. The principal place of business and office of the Company shall be located at, and the Company’s business shall be conducted from, such place or places as the Member may designate from time to time.

The registered office of the Company in the State of Delaware is located at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware shall be Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808. The Member may from time to time, without the consent of any other person or entity, change the registered agent or office by an amendment to the certificate of formation of the Company.

6.    Members. The name and the mailing address of the Member is as set forth on Schedule A attached hereto.

7.    Term. The term of the Company commenced on the date of filing of the Certificate in accordance with the Act and shall continue until the Company is dissolved and its affairs are wound up in accordance with Section 16 of this Agreement and a certificate of cancellation is filed in accordance with the Act.

8.    Officers. The Member may, from time to time as it deems advisable, designate natural persons as officers of the Company (the “Officers”) or successor Officers of the Company and assign titles to any such person. Unless the Member decides otherwise, if the title is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law, the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. Any delegation pursuant to this Section 8 may be revoked at any time by the Member. An Officer may be removed with or without cause at any time by the Member.

9.    Management. The Member shall have the exclusive right to manage the business and affairs of the Company and to do any and all acts necessary or convenient to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise, possessed by any member under the laws of the State of Delaware. The Member may delegate its management rights, powers, duties and responsibilities to one or more Officers or such other person or persons designated by them as they may determine, provided that such delegation by the Member shall not cause the Member to cease being a Member of the Company. Pursuant to its discretion to do so under this Section 10, the Member hereby delegates to each of the Officers the nonexclusive power and authority to act as an agent of the Company and, in such capacity, to bind the Company in the ordinary course of the Company’s business and to execute any and all documents to be signed by the Company.

10.    Capital Contributions. The Member may make capital contributions to the Company from time to time, which amounts shall be set forth in the books and records of the Company.

11.    Transfers of Member Interest. The Member may sell, assign, pledge or otherwise transfer or encumber any of its interests in the Company (collectively, a “Transfer”) to any Person so long as such Transfer is in writing.

12.    Resignation. The Member shall have the right to resign from the Company so long as such resignation is in writing. The provisions hereof with respect to distributions upon resignation are exclusive and no Member shall be entitled to claim any further or different distribution upon resignation under Section 18-604 of the Act or otherwise.

13.    Allocations and Distributions. Distributions of cash or other assets of the Company shall be made at such times and in such amounts as the Member may determine.

14.    Return of Capital. The Member has the right to receive any distributions which include a return of all or any part of such Member’s capital contribution, provided that upon the dissolution and winding up of the Company, the assets of the Company shall be distributed as provided in Section 18-804 of the Act.

15.    Tax Classification. It is intended that the Company be treated as a corporation for U.S. federal income tax purposes and the Company shall timely elect pursuant to U.S. Treasury Regulation Section 301.7701-3(c) to be treated as a corporation within the meaning of Section 7701 of the Internal Revenue Code of 1986 as amended.

16.    Dissolution. The Company shall be dissolved and its affairs wound up upon (a) the adoption of a resolution by the Member to dissolve the Company or (b) the occurrence of an event that terminates the continued membership of the Member. In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority set forth in Section 18-804 of the Act.

17.    Amendments. This Agreement may only be amended by a writing duly signed by the Member.

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18.    Other Business. The Member may engage in or possess an interest in other business ventures of every kind and description, independently or with others. The Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.

19.    Limited Liability. The Member shall not have any liability for the debts, obligations or liabilities of the Company except to the extent provided by the Act.

20.    Exculpation; Indemnification. Neither the Member, the Officers nor any of their respective affiliates or agents (collectively, “Covered Persons”) shall be liable to the Company or any other person or entity who has an interest in the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on the Member or Officer, as applicable, by this Agreement. To the fullest extent permitted by applicable law, each Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on the Member or Officer, as applicable, by this Agreement; provided, however, that any indemnity under this Section 20 shall be provided out of and to the extent of Company assets only, and neither the Member nor the Officer, as applicable, nor any other Covered Person, shall have personal liability on account thereof.

21.    Banking Matters. The Member and each Officer and any agent or employee of the Company, or other person designated by the Member or Officer is hereby authorized and empowered (A) to (i) establish one or more domestic or international accounts (including but not limited to, depository, checking, disbursement, custodian, or investment accounts, and other accounts as deemed necessary or expeditious for business purposes of the Company) (“Accounts”), in the name of the Company with any bank, trust company, savings and loan institution, brokerage firm or other financial institution which the Member or Officer shall from time to time designate as a depository of funds, securities or other property of the Company, for any purpose and on terms and conditions deemed appropriate by such person on behalf of the Company; and (ii) close Accounts of the Company now or hereafter established; and (B) to assign, limit or revoke any and all authority of any agent or employee of the Company, or other person designated by the Member or Officer to (i) sign checks, drafts and orders for the payment of money drawn on the Company’s Accounts, and all notes of the Company and all acceptances and endorsements of the Company; (ii) execute or initiate electronic fund transfers; (iii) execute or initiate foreign currency exchange transactions; (iv) execute or initiate the investment of monies; and (v) initiate requests for information for any Account of the Company.

22.    Governing Law. This Agreement shall be governed by, and construed under, the laws of the State of Delaware, without regard to conflict of law rules.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date first written above.

Finance of America Companies Inc., as sole Member

By:
Name:
Title:

[Signature Page to Replay Acquisition LLC Limited Liability Company Agreement]

SCHEDULE A

Member and Address
[ ]

Exhibit M

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

BLACKSTONE TACTICAL OPPORTUNITIES FUND (URBAN FEEDER) – NQ L.L.C.

The undersigned, Finance of America Companies Inc., a Delaware corporation, (“New Pubco”) as the sole member (the “Member”) of Blackstone Tactical Opportunities Fund (Urban Feeder) – NQ L.L.C., a Delaware limited liability company (the “Company”) is executing this Limited Liability Company Agreement (the “Agreement”) as of [ ], 20__, for the purpose of forming the Company pursuant to the provisions of the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq., as amended from time to time (the “Act”).

WHEREAS, the Company is a direct, wholly owned subsidiary of New Pubco;

WHEREAS, the Company was formed to effect the transactions contemplated by that certain Transaction Agreement, dated as of October 12, 2020, by and among the Company, New Pubco, RPLY BLKR Merger Sub LLC, a Delaware limited liability company (“Blocker Merger Sub”), and the other parties thereto (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Transaction Agreement”); and

WHEREAS, immediately prior to the execution of this Agreement and pursuant to the filing of a certificate of merger with the Secretary of State of the State of Delaware, Blocker Merger Sub merged with and into the Company, with the Company surviving the merger as a direct wholly-owned Subsidiary of New Pubco and continuing without dissolution as a Delaware limited liability company under the Act.

NOW, THEREFORE, it is hereby agreed as follows

1.    Formation. A certificate of formation of the Company (the “Certificate”) was executed and filed with the Office of the Secretary of State of the State of Delaware on [     ], 20__.

2.    Name. The name of the limited liability company is “of Blackstone Tactical Opportunities Fund (Urban Feeder) – NQ L.L.C.” or such other name as the Member may from time to time hereafter designate.

3.    Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth therefor in Section 18-101 of the Act.

4.    Purpose. The Company was formed for the purpose of engaging in any lawful business permitted by the Act or the laws of any jurisdiction in which the Company may do business. The Company shall have the power to engage in all activities and transactions which the Member deems necessary or advisable in connection with the foregoing.

5.    Offices. The principal place of business and office of the Company shall be located at, and the Company’s business shall be conducted from, such place or places as the Member may designate from time to time.

The registered office of the Company in the State of Delaware is located at Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808. The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware shall be Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808. The Member may from time to time, without the consent of any other person or entity, change the registered agent or office by an amendment to the certificate of formation of the Company.

6.    Members. The name and the mailing address of the Member is as set forth on Schedule A attached hereto.

7.    Term. The term of the Company commenced on the date of filing of the Certificate in accordance with the Act and shall continue until the Company is dissolved and its affairs are wound up in accordance with Section 16 of this Agreement and a certificate of cancellation is filed in accordance with the Act.

8.    Officers. The Member may, from time to time as it deems advisable, designate natural persons as officers of the Company (the “Officers”) or successor Officers of the Company and assign titles to any such person. Unless the Member decides otherwise, if the title is one commonly used for officers of a business corporation formed under the Delaware General Corporation Law, the assignment of such title shall constitute the delegation to such person of the authorities and duties that are normally associated with that office. Any delegation pursuant to this Section 8 may be revoked at any time by the Member. An Officer may be removed with or without cause at any time by the Member.

9.    Management. The Member shall have the exclusive right to manage the business and affairs of the Company and to do any and all acts necessary or convenient to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise, possessed by any member under the laws of the State of Delaware. The Member may delegate its management rights, powers, duties and responsibilities to one or more Officers or such other person or persons designated by them as they may determine, provided that such delegation by the Member shall not cause the Member to cease being a Member of the Company. Pursuant to its discretion to do so under this Section 10, the Member hereby delegates to each of the Officers the nonexclusive power and authority to act as an agent of the Company and, in such capacity, to bind the Company in the ordinary course of the Company’s business and to execute any and all documents to be signed by the Company.

10.    Capital Contributions. The Member may make capital contributions to the Company from time to time, which amounts shall be set forth in the books and records of the Company.

11.    Transfers of Member Interest. The Member may sell, assign, pledge or otherwise transfer or encumber any of its interests in the Company (collectively, a “Transfer”) to any Person so long as such Transfer is in writing.

12.    Resignation. The Member shall have the right to resign from the Company so long as such resignation is in writing. The provisions hereof with respect to distributions upon resignation are exclusive and no Member shall be entitled to claim any further or different distribution upon resignation under Section 18-604 of the Act or otherwise.

13.    Allocations and Distributions. Distributions of cash or other assets of the Company shall be made at such times and in such amounts as the Member may determine.

14.    Return of Capital. The Member has the right to receive any distributions which include a return of all or any part of such Member’s capital contribution, provided that upon the dissolution and winding up of the Company, the assets of the Company shall be distributed as provided in Section 18-804 of the Act.

15.    Tax Classification. It is intended that the Company be treated as a corporation for U.S. federal income tax purposes and the Company shall timely elect pursuant to U.S. Treasury Regulation Section 301.7701-3(c) to be treated as a corporation within the meaning of Section 7701 of the Internal Revenue Code of 1986 as amended.

16.    Dissolution. The Company shall be dissolved and its affairs wound up upon (a) the adoption of a resolution by the Member to dissolve the Company or (b) the occurrence of an event that terminates the continued membership of the Member. In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority set forth in Section 18-804 of the Act.

17.    Amendments. This Agreement may only be amended by a writing duly signed by the Member.

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18.    Other Business. The Member may engage in or possess an interest in other business ventures of every kind and description, independently or with others. The Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.

19.    Limited Liability. The Member shall not have any liability for the debts, obligations or liabilities of the Company except to the extent provided by the Act.

20.    Exculpation; Indemnification. Neither the Member, the Officers nor any of their respective affiliates or agents (collectively, “Covered Persons”) shall be liable to the Company or any other person or entity who has an interest in the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on the Member or Officer, as applicable, by this Agreement. To the fullest extent permitted by applicable law, each Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on the Member or Officer, as applicable, by this Agreement; provided, however, that any indemnity under this Section 20 shall be provided out of and to the extent of Company assets only, and neither the Member nor the Officer, as applicable, nor any other Covered Person, shall have personal liability on account thereof.

21.    Banking Matters. The Member and each Officer and any agent or employee of the Company, or other person designated by the Member or Officer is hereby authorized and empowered (A) to (i) establish one or more domestic or international accounts (including but not limited to, depository, checking, disbursement, custodian, or investment accounts, and other accounts as deemed necessary or expeditious for business purposes of the Company) (“Accounts”), in the name of the Company with any bank, trust company, savings and loan institution, brokerage firm or other financial institution which the Member or Officer shall from time to time designate as a depository of funds, securities or other property of the Company, for any purpose and on terms and conditions deemed appropriate by such person on behalf of the Company; and (ii) close Accounts of the Company now or hereafter established; and (B) to assign, limit or revoke any and all authority of any agent or employee of the Company, or other person designated by the Member or Officer to (i) sign checks, drafts and orders for the payment of money drawn on the Company’s Accounts, and all notes of the Company and all acceptances and endorsements of the Company; (ii) execute or initiate electronic fund transfers; (iii) execute or initiate foreign currency exchange transactions; (iv) execute or initiate the investment of monies; and (v) initiate requests for information for any Account of the Company.

22.    Governing Law. This Agreement shall be governed by, and construed under, the laws of the State of Delaware, without regard to conflict of law rules.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date first written above.

Finance of America Companies Inc., as sole Member

By:
Name:
Title:

[Signature Page to Blackstone Tactical Opportunities Fund (Urban Feeder) – NQ L.L.C. Limited Liability Company Agreement]

SCHEDULE A

Member and Address
[ ]

ANNEX B

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this [●] day of [ ], 2020, by and among Replay Acquisition Corp, a Cayman Islands exempted company (the “Cayman Issuer”); Finance of America Companies Inc., a Delaware corporation (“New Pubco”); BTO Urban Holdings LLC, a Delaware limited liability company and Libman Family Holdings LLC, a Connecticut limited liability company, acting jointly as representative of the Sellers (as defined below) (the “Seller Representative”); Finance of America Equity Capital LLC, a Delaware limited liability company (“FoA”); and the undersigned (“Subscriber” or “you”, and together with the Cayman Issuer, New Pubco, the Seller Representative and FoA, the “Parties”, and each a “Party”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Transaction Agreement (as defined below).

WHEREAS, the Cayman Issuer, New Pubco, the Seller Representative, FoA and the other parties named therein are, concurrently with the execution of this Subscription Agreement, entering into that certain Transaction Agreement, dated as of the date hereof (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Transaction Agreement”), to effect an “UP-C” structure through a series of related transactions (collectively, the “Transactions”) pursuant to which, among other things, (i) New Pubco will acquire, directly and/or indirectly, from existing owners of FoA (the “Sellers”) a controlling equity interest in FoA, (ii) Cayman Issuer will domesticate to a Delaware limited liability company that will become a wholly owned subsidiary of New Pubco and each Share (as defined below) outstanding (including the Subscribed Shares (as defined below)) shall be converted into a limited liability company unit and then converted into the right to receive one share of New Pubco Class A common stock, par value $0.0001 per share (“Class A Shares”), (iii) the Sellers will hold Class A Shares or limited liability company interests in FoA (“FoA Units”) that are exchangeable on a one-for-one basis for Class A Shares and (iv) holders of FoA Units other than New Pubco (or any wholly owned subsidiary) will hold New Pubco’s shares of Class B common stock, par value $0.0001 per share, which will have no economic rights but will entitle each holder to a number of votes that is equal to the aggregate number of FoA Units held by such holder on all matters on which stockholders of New Pubco are entitled to vote generally.

WHEREAS, as used in this Subscription Agreement, “Issuer” means (i) prior to the consummation of the Transactions, the Cayman Issuer and (ii) from and after the consummation of the Transactions, New Pubco; and “Shares” means (i) prior to the consummation of the Transactions, the Cayman Issuer’s Ordinary Shares, par value $0.0001 per share (“Ordinary Shares”) and (ii) from and after the consummation of the Transactions, the Class A Shares of New Pubco.

WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase from the Issuer that number of Shares set forth on the signature page hereto (the “Subscribed Shares”) for a purchase price of $10.00 per share (the “Purchase Price”), and the Issuer desires to issue and sell to Subscriber the Shares in consideration of the payment of the Purchase Price therefor by or on behalf of Subscriber to the Issuer, all on the terms and conditions set forth herein;

WHEREAS, certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or “accredited investors” (within the meaning of Rule 501(a) under the Securities Act) (each, an “Other Subscriber”) have, severally and not jointly, entered into separate subscription agreements with the Issuer (the “Other Subscription Agreements”), pursuant to which such Other Subscribers have agreed to purchase Shares on the Closing Date at the same per share purchase price as the Subscriber, and the aggregate amount of securities to be sold by the Issuer or its subsidiaries pursuant to this Subscription Agreement and the Other Subscription Agreements equals, as of the date hereof, 25,000,000 Shares; and

WHEREAS, except as otherwise defined herein or otherwise expressly provided in this Subscription Agreement, capitalized terms shall have the respective meanings contained in the Transaction Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

For ease of administration, this single Subscription Agreement is being executed so as to enable each Subscriber identified on the signature page to enter into a Subscription Agreement, severally, but not jointly. The parties agree that (i) the Subscription Agreement shall be treated as if it were a separate agreement with respect to each Subscriber listed on the signature page, as if each Subscriber entity had executed a separate Subscription Agreement naming only itself as Subscriber, and (ii) no Subscriber listed on the signature page shall have any liability under the Subscription Agreement for the obligations of any other Subscriber so listed.

1. Subscription. Subject to the terms and conditions hereof, at the Closing, Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Subscribed Shares (such subscription and issuance, the “Subscription”). Subscriber understands and agrees that Subscriber’s Subscription shall be deemed to be accepted by the Issuer when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Issuer; the Issuer may do so in counterpart form. In the event of rejection of the Subscription by the Issuer or the termination of this Subscription in accordance with the terms hereof, Subscriber’s payment hereunder, if any, will be returned promptly to Subscriber along with this Subscription Agreement.

2. Representations, Warranties and Agreements.

2.1 Subscriber’s Representations, Warranties and Agreements. To induce the Issuer to issue the Shares to Subscriber, Subscriber hereby represents and warrants to each of the Cayman Issuer and New Pubco and acknowledges and agrees with the Cayman Issuer and New Pubco as follows:

2.1.1 If Subscriber is not an individual, Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement. If Subscriber is an individual, Subscriber has the authority to enter into, deliver and perform its obligations under this Subscription Agreement.

2.1.2 If Subscriber is not an individual, this Subscription Agreement has been duly authorized, validly executed and delivered by Subscriber. If Subscriber is an individual, the signature on this Subscription Agreement is genuine, and Subscriber has legal competence and capacity to execute the same. Assuming that this Subscription Agreement constitutes the valid and binding agreement of each of the Cayman Issuer, New Pubco, the Seller Representative and FoA, this Subscription Agreement is the valid and binding obligation of the Subscriber, is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.1.3 The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the legal authority of Subscriber to enter into and timely perform its obligations under this Subscription Agreement (a “Subscriber Material Adverse Effect”), (ii) if Subscriber is not an individual, result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect.

2.1.4 Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule I, (ii) is acquiring the Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer, and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements herein on behalf of each owner of each such account and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule I following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Shares.

2.1.5 Subscriber is (i) an institutional account as defined in FINRA Rule 4512(c), (ii) a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Shares. Accordingly, Subscriber understand that the Subscription meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

2.1.6 Subscriber understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. Subscriber understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Shares shall contain a legend to such effect. Subscriber acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Shares will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

2.1.7 Subscriber understands and agrees that Subscriber is purchasing the Shares directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to Subscriber by the Cayman Issuer, New Pubco, the Seller Representative, FoA or any of their respective officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements expressly set forth in this Subscription Agreement.

2.1.8 In making its decision to purchase the Shares, Subscriber represents that it has relied solely upon independent investigation made by Subscriber. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by anyone other than the Cayman Issuer and its representatives concerning the Issuer or the Shares or the offer and sale of the Shares. Subscriber acknowledges and agrees that Subscriber has received such information as

Subscriber deems necessary in order to make an investment decision with respect to the Shares, including with respect to the Cayman Issuer, New Pubco, the Seller Representative, FoA and the Transactions. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain and review such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares, and Subscriber has made its own assessment and satisfied itself concerning the relevant tax and other economic considerations relevant to its Subscription.

2.1.9 Subscriber became aware of this offering of the Shares solely by means of direct contact between Subscriber and the Cayman Issuer or its representatives. Subscriber has a pre-existing substantive relationship (as interpreted in guidance from the Commission under the Securities Act) with the Cayman Issuer or its representative, and the Shares were offered to Subscriber solely by direct contact between Subscriber and the Cayman Issuer or its representatives. Subscriber did not become aware of this offering of the Shares, nor were the Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Cayman Issuer represents and warrants that the Shares (i) were not offered by any form of general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

2.1.10 Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.

2.1.11 Alone, or together with any professional advisor(s), Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.

2.1.12 Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of an investment in the Shares.

2.1.13 Subscriber represents and warrants that Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Shares were legally derived.

2.1.14 If Subscriber is, or is acting on behalf of, (i) an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”) that is subject to Title I of ERISA, (ii) a plan, an individual retirement account or other arrangement that is described in Section 4975(e)(1) of the Internal Revenue Code of 1985, as amended (the “Code”) that is subject to section 4975 of the Code, (iii) an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code (collectively, “Similar Laws”), or (iv) an entity whose underlying assets are considered to include “plan assets” of any of the foregoing described in clauses (i), (ii) and (iii) (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to as a “Plan”), Subscriber represents and warrants that (x) neither Cayman Issuer, nor any of its respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire or hold the Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Shares and (y) the acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code, or a similar violation of any applicable Similar Law.

2.1.15 Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by such Subscriber with the Commission with respect to the beneficial ownership of the Cayman Issuer’s Ordinary Shares prior to the date hereof, Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision) acting for the purpose of acquiring, holding or disposing of equity securities of the Issuer (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

2.1.16 No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Issuer as a result of the purchase and sale of Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Issuer from and after the Closing as a result of the purchase and sale of Shares hereunder.

2.1.17 Subscriber has, and on each date the Purchase Price would be required to be funded to the Issuer pursuant to Section 3.1 will have, sufficient immediately available funds to pay the Purchase Price pursuant to Section 3.1 and was not formed for the purpose of acquiring the Shares.

2.1.18 No broker, finder or other financial consultant has acted on behalf of Subscriber in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the Issuer.

2.1.19 Subscriber understands and agrees that no disclosure or offering document has been prepared in connection with the Subscription by Morgan Stanley & Co. LLC or any of its affiliates (“Morgan Stanley”), Goldman Sachs & Co. LLC or any of its affiliates (“Goldman Sachs”) or Credit Suisse Securities (USA) LLC or any of its affiliates (“Credit Suisse” and, together with Morgan Stanley and Goldman Sachs, the “Placement Agents”).

2.1.20 Subscriber has conducted its own investigation of the Issuer and the Shares and has not relied on any statements or other information provided by the Placement Agents concerning the Issuer,

the Shares or the Subscription. Subscriber understands and agrees that the Placement Agents and their respective directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Issuer or the Shares or the accuracy, completeness or adequacy of any information supplied to Subscriber by the Issuer. In connection with the Subscription, none of the Placement Agents has acted as Subscriber’s financial advisor or fiduciary and Subscriber has not relied on any Placement Agent or any statement, representation or warranty made thereby.

2.2 Issuer’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Shares, each of the Cayman Issuer and New Pubco hereby represent and warrant to Subscriber and agrees with Subscriber as follows:

2.2.1 The Cayman Issuer has been duly incorporated and is validly existing as a company in good standing under the laws of Cayman Islands, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

2.2.2 New Pubco has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

2.2.3 The Shares have been duly authorized and, when issued and delivered to Subscriber against full payment for the Shares in accordance with the terms of this Subscription Agreement and registered with the Issuer’s transfer agent, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s amended and restated certificate of incorporation or under the Delaware General Corporation Law.

2.2.4 This Subscription Agreement has been duly authorized, validly executed and delivered by each of the Cayman Issuer and New Pubco and, assuming that this Subscription Agreement constitutes the valid and binding obligation of the Subscriber, is the valid and binding obligation of each of the Cayman Issuer and New Pubco, is enforceable against each of the Cayman Issuer, and New Pubco in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

2.2.5 The execution, delivery and performance of this Subscription Agreement (including compliance by each of the Cayman Issuer and New Pubco with all of the provisions hereof), issuance and sale of the Shares and the consummation of the certain other transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of any of the Cayman Issuer, New Pubco or any of their respective subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which any of the Cayman Issuer, New Pubco or any of their respective subsidiaries is a party or by which any of the Cayman Issuer, New Pubco or any of their respective subsidiaries is bound or to which any of the property or assets of any of the Cayman Issuer, New Pubco or any of their respective subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the ability of any of the Cayman Issuer or New Pubco to enter into and timely perform their obligations under this Subscription Agreement (a “Issuer Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of any of the Cayman Issuer, New Pubco or any of their respective subsidiaries or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over any of the Cayman Issuer, New Pubco or any of their respective subsidiaries or any of their respective properties that would reasonably be expected to have an Issuer Material Adverse Effect.

2.2.6 Neither the Cayman Issuer, New Pubco nor any person acting on their respective behalf has, directly or indirectly, made any offers or sales of any Issuer security or solicited any offers to buy any security under circumstances that would adversely affect reliance by the Issuer on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance of the Shares under the Securities Act.

2.2.7 Neither the Cayman Issuer, New Pubco nor any person acting on their respective behalf has conducted any general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act, in connection with the offer or sale of any of the Shares and neither the Cayman Issuer, New Pubco nor any person acting on their respective behalf offered any of the Shares in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

2.2.8 As of the date of this Subscription Agreement, the authorized capital shares of the Cayman Issuer consists of (a) 200,000,000 Shares and (b) 2,000,000 shares of Preferred Shares, par value $0.0001 per share (“Preferred Shares”). As of immediately prior to the Closing, the authorized capital shares of New Pubco will consist of (i) 6,000,000,000 Class A Shares, (ii) 1,000,000 shares of Class B common stock, par value $0.0001 per share (“Class B Shares”) and 600,000,000 shares of preferred stock, par value $0.0001 per share. As of the date hereof: (i) no Preferred Shares are issued and outstanding; (ii) 35,937,500 Ordinary Shares are issued and outstanding (“Existing Shares”); (iii) 7,750,000 warrants exercisable to purchase 7,750,000 Ordinary Shares (the “Private Placement Warrants”) are outstanding; and (v) 28,750,000 warrants exercisable to purchase 14,375,000 Ordinary Shares (the “Public Warrants”) are outstanding. All (i) issued and outstanding Existing Shares have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (ii) outstanding Private Placement Warrants and Public Warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. Except as set forth above and pursuant to the Other Subscription Agreements and the Transaction Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Issuer any Shares or any other equity interests in the Issuer, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, other than, New Pubco, Purchaser Merger Sub and Blocker Merger Sub, the Cayman Issuer has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Issuer is a party or by which it is bound relating to the voting of any securities of the Issuer, other than (A) as set forth in the SEC Documents and (B) as contemplated by the Transaction Agreement.

2.2.9 Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 2.1 of this Subscription Agreement, (x) no registration under the Securities Act is required for the offer and sale of the Shares by the Issuer to Subscriber and (y) no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local Governmental Authority is required on the part of the Issuer in connection with the consummation of the transactions contemplated by this Subscription Agreement, except for (i) filings pursuant to Regulation D of the Securities Act and applicable state securities laws, (ii) filings required by the NYSE, including with respect to obtaining shareholder approval, (iii) filings required to consummate the Transactions as provided under the definitive documents relating to the Transactions and (iv) where the failure of which to obtain would not be reasonably likely to have an Issuer Material Adverse Effect.

2.2.10 The Cayman Issuer has made available to Subscriber (including via the Securities and Exchange Commission’s (the “Commission”) EDGAR system) a true, correct and complete copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other documents filed by the Cayman Issuer with the Commission prior to the date of this Subscription Agreement (the “SEC Documents”) which SEC Documents, as of their respective filing dates, complied in all material respects with the requirements of the Exchange Act applicable to the SEC Documents and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents. None of the SEC Documents filed under the Exchange Act, contained, when filed or, if amended prior to the date of this Subscription Agreement, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Cayman Issuer makes no such representation or warranty with respect to the proxy statement/prospectus to be filed by the Cayman Issuer and/or New Pubco with respect to the Transactions or any other information relating to FoA or any of its affiliates included in any SEC Document or filed as an exhibit thereto. The financial statements of the Cayman Issuer included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Cayman Issuer as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. The Cayman Issuer has timely filed each report, statement, schedule, prospectus, and registration statement that the Cayman Issuer was required to file with the Commission since its inception and through the date hereof. As of the date hereof, there are no material outstanding or unresolved comments in comment letters from the Commission staff with respect to any of the SEC Documents.

2.2.11 No broker, finder or other financial consultant has acted on behalf of the Cayman Issuer or New Pubco in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the Subscriber. Each of the Cayman Issuer and New Pubco agrees to indemnify and hold harmless Subscriber from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of the Cayman Issuer or New Pubco and to bear the cost of legal expenses incurred by Subscriber in defending against any such claim.

2.2.12 The execution, delivery and performance of its obligations hereunder by Subscriber are, or are based on, commercial acts for purposes of applicable law.

2.2.13 The Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and listed for trading on the NYSE. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Cayman Issuer or New Pubco, threatened against the Cayman Issuer or New Pubco by the NYSE or the Commission with respect to any intention by such entity to deregister the Ordinary Shares or prohibit or terminate the listing of the Ordinary Shares on the NYSE. Neither the Cayman Issuer or New Pubco has taken any action that is designed to terminate the registration of the Shares under the Exchange Act.

2.2.14 As of the date hereof, there are no pending or, to the knowledge of the Issuer, threatened actions, which, if determined adversely, would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Issuer to enter into and perform its obligations under this Subscription Agreement. As of the date hereof, there is no unsatisfied judgment or any open injunction binding upon the Issuer which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Issuer to enter into and perform its obligations under this Subscription Agreement.

2.2.15 The Issuer has not entered into any subscription agreement, side letter or similar agreement with any Other Subscriber or any other investor in connection with such Other Subscriber’s or investor’s direct or indirect investment in the Issuer other than (i) the Transaction Agreement and (ii) the Other Subscription Agreements. No Other Subscription Agreement includes terms and conditions that are materially more advantageous to any such Other Subscriber than Subscriber hereunder. The Other Subscription Agreements have not been amended in any material respect following the date of this Subscription Agreement.

3. Settlement Date and Delivery.

3.1 Closing. The closing of the Subscription contemplated hereby (the “Closing”) shall occur on the date of, and immediately prior to, the consummation of the Transactions. Upon written notice from (or on behalf of) the Issuer to Subscriber (the “Closing Notice”) at least 5 Business Days prior to the date that the Issuer reasonably expects all conditions to the closing of the Transactions to be satisfied (the “Expected Closing Date”), Subscriber shall deliver to the Issuer no later than three Business Days prior to the Expected Closing Date, the Purchase Price for the Subscribed Shares, by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice, such funds to be held by the Issuer in escrow until the Closing. If the Transactions are not consummated within five Business Days of the Expected Closing Date, the Issuer shall return the Purchase Price to Subscriber by wire transfer of United States dollars in immediately available funds to an account specified by Subscriber. Notwithstanding such return, (i) a failure to close on the Expected Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 3 to be satisfied or waived on or prior to the Closing Date, and (ii) Subscriber shall remain obligated (A) to redeliver funds to the Issuer in escrow following the Issuer’s delivery to Subscriber of a new Closing Notice and (B) to consummate the Closing upon satisfaction of the conditions set forth in this Section 3, subject to termination of this Agreement in accordance with Section 5 below. At the Closing, upon satisfaction (or, if applicable, waiver) of the conditions set forth in this Section 3, the Issuer shall deliver to Subscriber the Shares in book entry form in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable. For purposes of this Subscription Agreement, “Business Day” means any day that, in New York, New York, is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close.

3.2 Conditions to Closing of the Issuer.

The Issuer’s obligations to sell and issue the Subscribed Shares at the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver by Issuer, on or prior to the Closing Date, of each of the following conditions:

3.2.1 Representations and Warranties Correct. The representations and warranties made by Subscriber in Section 2.1 hereof shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true in all respects) with the same force and effect as if they had been made on and as of the Closing Date, but in each case without giving effect to consummation of the Transactions.

3.2.2 Compliance with Covenants. Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by Subscriber at or prior to the Closing.

3.2.3 Closing of the Transactions. All conditions precedent to the Issuer’s obligations to consummate, or cause to be consummated, the Transactions set forth in the Transaction Agreement shall have been satisfied or waived by the party entitled to the benefit thereof under the Transaction Agreement (other than those conditions that may only be satisfied at the consummation of the Transactions, but subject to satisfaction or waiver by such party of such conditions as of the consummation of the Transactions).

3.2.4 Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority, statute, rule or regulation enjoining or prohibiting the consummation of the Subscription.

3.3 Conditions to Closing of Subscriber.

Subscriber’s obligation to purchase the Subscribed Shares at the Closing is subject to the fulfillment or (to the extent permitted by applicable law) written waiver by Subscriber, on or prior to the Closing Date, of each of the following conditions:

3.3.1 Representations and Warranties Correct. The representations and warranties made by the Issuer in Section 2.2 hereof shall be true and correct in all material respects as of the Closing Date (other than representations and warranties that are qualified as to materiality or Issuer Material Adverse Effect, which representations and warranties shall be true in all respects) without giving effect to the consummation of the Transactions.

3.3.2 Compliance with Covenants. The Issuer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by the Issuer at or prior to the Closing.

3.3.3 No Amendment of Transaction Terms. No amendment or modification of the Transaction Agreement shall have occurred that would reasonably be expected to materially and adversely affect the economic benefits that the Subscriber would reasonably expect to receive under this Subscription Agreement without having received Subscriber’s prior written consent (not to be unreasonably withheld, conditioned or delayed).

3.3.4 Closing of the Transactions. All conditions precedent to the Issuer’s obligations to consummate, or cause to be consummated, the Transactions set forth in the Transaction Agreement shall have been satisfied or waived by the party entitled to the benefit thereof under the Transaction Agreement (other than those conditions that may only be satisfied at the consummation of the Transactions, but subject to satisfaction or waiver by such party of such conditions as of the consummation of the Transactions).

3.3.5 Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, statute, rule or regulation enjoining or prohibiting the transactions contemplated by this Subscription Agreement.

4. Registration Statement.

4.1 The Issuer agrees that, within 45 calendar days after the consummation of the Transactions (the “Filing Date”), the Issuer will file with the Commission (at the Issuer’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale of the Shares, and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 75th calendar day (or 135th calendar day if the SEC notifies the Issuer that it will “review” the Registration Statement) following the Closing and (ii) the 10th Business Day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such date, the “Effectiveness Date”); provided, however, that the Issuer’s obligations to include the Shares in the Registration Statement are contingent upon Subscriber furnishing a completed and executed selling shareholders questionnaire in customary form to the Issuer that contains the information required by Commission rules for a Registration Statement regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition of the Shares to effect the registration of the Shares, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Date or to make such Registration Statement effective shall not otherwise relieve the Issuer of its obligations to file the Registration Statement or make such Registration Statement effective as set forth above in this Section 4.

4.2 In the case of the registration effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration. If the Commission requests that the Subscriber be identified as a statutory underwriter in the Registration Statement, the Subscriber will have an opportunity to withdraw from the Registration Statement. At its expense the Issuer shall:

4.2.1 except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Issuer determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (i) two years from the consummation of the Transactions, (ii) Subscriber ceases to hold any Shares and (iii) the date all Shares held by Subscriber may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable);

4.2.2 advise Subscriber within five (5) Business Days:

(a) when a Registration Statement or any post-effective amendment thereto has become effective;

(b) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(c) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(d) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (a) through (d) above constitutes material, nonpublic information regarding the Issuer;

4.2.3 use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

4.2.4 upon the occurrence of any event contemplated in Section 4.2.2(d), except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

4.2.5 use its commercially reasonable efforts to cause all Shares to be listed on each securities exchange or market, if any, on which the Issuer’s Shares are then listed.

4.3 Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof if the filing, effectiveness or continued use of any Registration Statement would require the Issuer to make any public disclosure of material non-public information, which disclosure, in the good faith determination of the board of directors of the Issuer, after consultation with counsel to the Issuer, (a) would be required to be made in any Registration Statement in order for the applicable Registration Statement not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) the Issuer has a bona fide business purpose for not making such information public (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement on more than three occasions or for more than sixty (60) consecutive calendar days in any three-month period, or more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Shares under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Shares and in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

4.4 The Issuer shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless each Subscriber (to the extent a seller under the Registration Statement), the officers, directors, employees and agents of each of them, and each person who controls such Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all out-of-pocket losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Issuer of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 4, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Subscriber furnished in writing to the Issuer by such Subscriber expressly for use therein or such Subscriber has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any other law, rule or regulation thereunder; provided, however, that the indemnification contained in this Section 4 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Issuer be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by a Subscriber, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Issuer in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Issuer, or (D) in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 4.3 hereof. The Issuer shall notify such Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Issuer is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by such Subscriber.

4.5 Each Subscriber shall, severally and not jointly, indemnify and hold harmless the Issuer, its directors, officers, agents and employees, and each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding such Subscriber furnished in writing to the Issuer by such Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 4 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of such Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary herein, in no event shall the liability of any Subscriber be greater in amount than the dollar amount of the net proceeds received by such Subscriber upon the sale of the Shares giving rise to such indemnification obligation. Each Subscriber shall notify the Issuer promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which such Subscriber is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by such Subscriber.

4.6 If the indemnification provided under this Section 4 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.4 and 4.5 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.6 from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, in no event shall the liability of any Subscriber be greater in amount than the dollar amount of the net proceeds received by such Subscriber upon the sale of the Shares giving rise to such contribution obligation.

5. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the Parties hereunder shall terminate without any further liability on the part of any Party in respect thereof, upon the earlier to occur of (i) such date and time as the Transaction Agreement is validly terminated in accordance with its terms and (ii) upon the mutual written agreement of each of the Parties to terminate this Subscription Agreement; provided, that nothing herein will relieve any Party from liability for any willful breach hereof prior to the time of termination, and each Party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Issuer shall promptly notify Subscriber of the termination of the Transaction Agreement promptly after the termination of such agreement.

6. Miscellaneous.

6.1 Further Assurances. At the Closing, the Parties shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

6.1.1 Subscriber acknowledges that the Cayman Issuer, New Pubco, the Seller Representative, FoA and others will rely on the acknowledgments, understandings, agreements, representations and warranties made by Subscriber contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Cayman Issuer, New Pubco, the Seller Representative and FoA if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects.

6.1.2 Each of the Cayman Issuer, New Pubco, Subscriber, the Seller Representative and FoA is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

6.1.3 The Issuer may request from Subscriber such additional information as the Issuer may deem necessary to evaluate the eligibility of Subscriber to acquire the Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent within Subscriber’s possession and control or otherwise readily available to Subscriber and to the extent consistent with its internal policies and procedures; provided that Issuer agrees to keep any such information provided by Subscriber confidential (except as may be required by applicable law or legal process).

6.1.4 Each Party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

6.1.5 Each of Subscriber and the Issuer shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Subscription Agreement on the terms and conditions described therein no later than immediately prior to the consummation of the Transactions.

6.2 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i) if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii) if to the Cayman Issuer or New Pubco, to:

Replay Acquisition Corp.

767 Fifth Avenue, 46th Floor

New York, New York 10153

Attention: Legal and Compliance

Email: info@replayacquisition.com

with a required copy (which copy shall not constitute notice) to:

Greenberg Traurig, P.A.

333 SE 2nd Ave., Suite 4400

Miami, FL 33131

Attention: Alan I. Annex, Esq.

Email: annexa@gtlaw.com

(iii) if the Seller Representative or FoA, to:

c/o UFG Holdings

909 Lake Carolyn Parkway, Suite 1550

Irving, TX 75039

Attention: Lauren Richmond, General Counsel

Email: larichmond@financeofamerica.com

with a required copy (which copy shall not constitute notice) to:

Simpson Thacher & Bartlett

425 Lexington Ave

New York, NY 10017

Attn: Elizabeth Cooper

Email: ecooper@stblaw.com

6.3 Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.

6.4 Modifications and Amendments. This Subscription Agreement may not be amended, modified, supplemented or waived (i) except by an instrument in writing, signed by the Party against whom enforcement of such amendment, modification, supplement or waiver is sought and (ii) without the prior written consent of each of the Seller Representative and FoA; provided that any rights (but not obligations) of a Party under this Subscription Agreement may be waived, in whole or in part, by such Party on its own behalf without the prior consent of any other Party.

6.5 Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to the Parties (including Subscriber’s rights to purchase the Shares) may be transferred or assigned without the prior written consent of each of the other Parties; provided that Subscriber’s rights and obligations hereunder may be assigned to any fund or account managed by the same investment manager as Subscriber, without the prior consent of the Issuer, provided that such assignee(s) agrees in writing to be bound by the terms hereof, and upon such assignment by a Subscriber, the assignee(s) shall become Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warrants of Subscriber provided for herein to the extent of such assignment; provided further that, no assignment shall relieve the assigning Party of any of its obligations hereunder.

6.6 Benefit.

6.6.1 Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the Parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. This Subscription Agreement shall not confer rights or remedies upon any person other than the Parties and their respective successors and assigns.

6.6.2 Subscriber acknowledges and agrees that (a) this Subscription Agreement is being entered into in order to induce the Sellers and FoA to execute and deliver the Transaction Agreement and without the representations, warranties, covenants and agreements of Subscriber hereunder, the Sellers and FoA would not enter into the Transaction Agreement, (b) each representation, warranty, covenant and agreement of Subscriber hereunder is being made also for the benefit of the Sellers, FoA and the Placement Agents, and (c) each Seller that is a party to the Transaction Agreement and FoA may directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) each of the covenants and agreements of Subscriber under this Subscription Agreement.

6.6.3 Each of the Parties agrees that each Seller that is a party to the Transaction Agreement is a third party beneficiary of this Agreement and such Sellers may directly enforce (including by an action for specific performance, injunctive relief or other equitable relief) each of the covenants and agreements of Subscriber under this Agreement, as amended, modified, supplemented or waived in accordance with Section 6.4. Each of the Parties further agrees that each Placement Agent is a third party beneficiary of the representations and warranties of Subscriber under this Subscription Agreement.

6.7 Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

6.8 Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware, provided, that if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the U.S. federal courts, such legal proceeding shall be heard in the U.S. District Court for the District of Delaware (together with the Court of Chancery of the State of Delaware “Chosen Courts”), in connection with any matter based upon or arising out of this Subscription Agreement. Each Party hereby waives, and shall not assert as a defense in any legal dispute, that (i) such person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum or (v) the venue of such legal proceeding is improper. Each Party hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 6.2 and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 6.8, a Party may commence any action, claim, cause of action or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT. FURTHERMORE, NO PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

6.9 Severability. Whenever possible, each provision or portion of any provision of this Subscription Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and the Parties shall work together in good faith to modify the terms and conditions of this Subscription Agreement such that the economic terms and conditions, when taken in their totality, are substantially the same as the economic terms and conditions of the unmodified Subscription Agreement, when taken in their totality.

6.10 No Waiver of Rights, Powers and Remedies. No failure or delay by a Party in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the Parties, shall operate as a waiver of any such right, power or remedy of such Party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a Party, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such Party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a Party shall not constitute a waiver of the right of such Party to pursue other available remedies. No notice to or demand on a Party not expressly required under this Subscription Agreement shall entitle the Party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.11 Remedies.

6.11.1 The parties agree that irreparable damage would occur if this Subscription Agreement was not performed in accordance with its specific terms or was otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the Parties shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 6.8, this being in addition to any other remedy to which any Party is entitled at law, in equity, in contract, in tort or otherwise including money damages. The right to specific enforcement shall include the right of the Cayman Issuer, the Seller Representative, New Pubco or FoA to cause Subscriber and the right of the Seller Representative and FoA to cause the Issuer to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement. The Parties further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 6.11 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. In connection with any Action for which the Seller Representative or FoA is being granted an award of money damages, each of the Cayman Issuer, New Pubco and Subscriber agrees that such damages, to the extent payable by such Party, shall include, without limitation, damages related to the cash consideration that is or was to be paid to the Sellers under the Transaction Agreement and/or this Subscription Agreement and such damages are not limited to an award of out-of-pocket fees and expenses related to the Transaction Agreement and Subscription Agreement.

6.11.2 The parties acknowledge and agree that this Section 6.11 is an integral part of the transactions contemplated hereby and without that right, the Parties would not have entered into this Subscription Agreement.

6.11.3 If the Closing does not occur prior to the consummation of the Transactions due to a breach by Subscriber of any of its obligations hereunder, then the Seller Representative shall have the right (exercisable by written notice to Subscriber (the “Demand Notice”) on or before the date that is 30 days after the consummation of the Transactions and as a non-exclusive remedy for any such breach and in addition to and without in any limiting or amending the provisions of Section 6.11.1) to cause Subscriber to purchase from Seller Representative for the account of the Sellers (or its assignee(s) or designee(s), including the Sellers) all or a portion of the number of Shares that Subscriber failed to purchase at the Closing (the “Subject Shares”) for a purchase price of $10 per Subject Share. The consummation of such purchase and sale shall take place on a date fixed by the Seller Representative in the Demand Notice, which date shall be not sooner than 10 Business Days after the date of Subscriber’s receipt of the Demand Notice. Seller Representative shall be entitled to receive customary representations and warranties from Subscriber regarding such purchase and sale, and Subscriber agrees to execute and deliver all customary purchase documentation, and to engage in all other acts incident to such transaction (including making government filings and obtaining all government approvals and consents that are required to be made or obtained prior to such purchase and sale), as Seller Representative may reasonably request.

6.11.4 In any dispute arising out of or related to this Subscription Agreement, or any other agreement, document, instrument or certificate contemplated hereby, or any transactions contemplated hereby or thereby, the applicable adjudicating body shall award to the prevailing Party, if any, the reasonable and documented out-of-pocket costs and attorneys’ fees reasonably incurred by the prevailing Party in connection with the dispute and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby and, if the adjudicating body determines a Party to be the prevailing Party under circumstances where the prevailing Party won on some but not all of the claims and counterclaims, the adjudicating body may award the prevailing Party an appropriate percentage of the costs and attorneys’ fees reasonably incurred by the prevailing Party in connection with the adjudication and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby or thereby.

6.12 Survival of Representations and Warranties. All representations and warranties made by the Parties shall survive the Closing. For the avoidance of doubt, if for any reason the Closing does not occur prior to the consummation of the Transactions, all representations, warranties, covenants and agreements of the Parties shall survive the consummation of the Transactions and remain in full force and effect.

6.13 No Broker or Finder. Each of the Issuer and Subscriber agrees to indemnify and hold the other Parties harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such Party and to bear the cost of legal expenses incurred in defending against any such claim.

6.14 Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.15 Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.16 Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The word “or” is not exclusive. The Parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such Party has not breached will not detract from or mitigate the fact that such Party is in breach of the first representation, warranty, or covenant. All references in this Subscription Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof.

6.17 Mutual Drafting. This Subscription Agreement is the joint product of the Parties and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and shall not be construed for or against any Party.

7. Cleansing Statement; Disclosure.

7.1 The Cayman Issuer shall, by 9:00 a.m., New York City time, on or prior to the third Business Day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K disclosing all material terms of the transactions contemplated hereby, including the Transactions and by the Other Subscription Agreements (collectively, the “Disclosure Document”). From and after the issuance of the Disclosure Document, to the Issuer’s knowledge, Subscriber shall not be in possession of any material, non-public information received from the Issuer or any of its officers, directors or employees, and the Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with Issuer or any of its affiliates, in each case relating to the transactions contemplated by this Subscription Agreement.

7.2 Subscriber hereby consents to the publication and disclosure in (x) any Form 8-K filed by the Cayman Issuer with the Commission in connection with the execution and delivery of the Transaction Agreement, the Proxy Statement or any other filing with the Commission pursuant to applicable securities laws, in each case, as and to the extent required by the federal securities laws or the Commission or any other securities authorities, and (y) any other documents or communications provided by the Cayman Issuer, New Pubco, Seller Representative or FoA to any Governmental Authority or to securityholders of the Issuer, in each case, as and to the extent required by applicable law or the Commission or any other Governmental Authority, of Subscriber’s name and identity and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Subscription Agreement and, if deemed required or appropriate by the Cayman Issuer, New Pubco, Seller Representative or FoA, a copy of this Subscription Agreement. Other than as set forth in the immediately preceding sentence, without Subscriber’s prior written consent, each of the Cayman Issuer, New Pubco, Seller Representative or FoA will not use or disclose the name of Subscriber or any information relating to Subscriber or this Subscription Agreement, other than to the Issuer’s, Seller Representative’ or FoA’s lawyers, independent accountants and to other advisors and service providers who reasonably require such information in connection with the provision of services to such person, are advised of the confidential nature of such information and are obligated to keep such information confidential. Subscriber will promptly provide any information reasonably requested by the Cayman Issuer, New Pubco, Seller Representative or FoA for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the Commission).

8. Trust Account Waiver. Each of Seller Representative, FoA and Subscriber acknowledges that the Issuer has established a trust account containing the proceeds of its initial public offering and from certain private placements (collectively, with interest accrued from time to time thereon, the “Trust Account”). Each of Seller Representative, FoA and Subscriber agrees that (i) it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, and (ii) it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, in each case in connection with this Subscription Agreement, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have in connection with this Subscription Agreement; provided, however, that nothing in this Section 8 shall be deemed to limit Subscriber’s right, title, interest or claim to the Trust Account by virtue of such Subscriber’s record or beneficial ownership of securities of the Issuer acquired by any means other than pursuant to this Subscription Agreement, including, but not limited to, any redemption right with respect to any such securities of the Issuer. In the event Seller Representative, FoA or Subscriber has any Claim against the Issuer under this Subscription Agreement, each of Seller Representative, FoA or Subscriber shall pursue such Claim solely against the Issuer and its assets outside the Trust Account and not against the property or any monies in the Trust Account. Each of Seller Representative, FoA and Subscriber agrees and acknowledges that such waiver is material to this Subscription Agreement and has been specifically relied upon by the Issuer to induce the Issuer to enter into this Subscription Agreement and each of Seller Representative, FoA and Subscriber further intends and understands such waiver to be valid, binding and enforceable under applicable law. In the event Seller Representative, FoA or Subscriber, in connection with this Subscription Agreement, commences any action or proceeding which seeks, in whole or in part, relief against the funds held in the Trust Account or distributions therefrom or any of the Issuer’s stockholders, whether in the form of monetary damages or injunctive relief, Seller Representative, FoA or Subscriber, as applicable, shall be obligated to pay to the Issuer all of its legal fees and costs in connection with any such action in the event that the Issuer prevails in such action or proceeding.

9. [Waiver of Sovereign Immunity. With respect to the liability of Subscriber to perform its obligations under this Subscription Agreement, with respect to itself or its property, Subscriber:

9.1 agrees that, for purposes of the doctrine of sovereign immunity, the execution, delivery and performance by it of this Subscription Agreement constitutes private and commercial acts done for private and commercial purposes;

9.2 agrees that, should any proceedings be brought against it or its assets in any jurisdiction in relation to this Subscription Agreement or any transaction contemplated by this Subscription Agreement in accordance with the terms hereof, Subscriber is not entitled to any immunity on the basis of sovereignty in respect of its obligations under this Subscription Agreement, and no immunity from such proceedings (including, without limitation, immunity from service of process from suit, from the jurisdiction of any court, from an order or injunction of such court or the enforcement of same against its assets) shall be claimed by or on behalf of such Party or with respect to its assets;

9.3 waives, in any such proceedings, to the fullest extent permitted by law, any right of immunity which it or any of its assets now has or may acquire in the future in any jurisdiction;

9.4 subject to the terms and conditions hereof, consents generally in respect of the enforcement of any judgment or award against it in any such proceedings to the giving of any relief or the issue of any process in any jurisdiction in connection with such proceedings (including, without limitation, pre-judgment attachment, post judgment attachment, the making, enforcement or execution against or in respect of any assets whatsoever irrespective of their use or intended use of any order or judgment that may be made or given in connection therewith); and

9.5 specifies that, for the purposes of this provision, “assets” shall be taken as excluding “premises of the mission” as defined in the Vienna Convention on Diplomatic Relations signed at Vienna, April 18, 1961, “consular premises” as defined in the Vienna Convention on Consular Relations signed in 1963, and military property or military assets or property of the Investor.]1

10. Non-Reliance. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, Seller Representative, FoA, any of their respective affiliates or any of its or their respective control persons, officers, directors or employees), other than the representations and warranties of the Issuer expressly set forth in

[1]	Note to Draft: To be included for all sovereign wealth or similar investors.

this Subscription Agreement, in making its investment or decision to invest in the Issuer. Subscriber agrees that neither (i) any other Subscriber pursuant to this Subscription Agreement or any other agreement related to the private placement of shares of the Issuer’s capital stock (including the controlling persons, officers, directors, partners, agents or employees of any such Subscriber) nor (ii) Seller Representative or FoA, their respective affiliates or any of their or their respective affiliates’ control persons, officers, directors, partners, agents or employees, shall be liable to any other Subscriber pursuant to this Subscription Agreement or any other agreement related to the private placement of shares of the Issuer’s capital stock for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Cayman Issuer, New Pubco, Seller Representative, FoA and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

REPLAY ACQUISITION CORP.

By:
Name:
Title:

FINANCE OF AMERICA COMPANIES INC.

By:
Name:
Title:

LIBMAN FAMILY HOLDINGS LLC
(as the joint Seller Representative)

By:
Name:
Title:

BTO URBAN HOLDINGS L.L.C.
(as the joint Seller Representative)

By:
Name:
Title:

FINANCE OF AMERICA EQUITY CAPITAL LLC

By:
Name:
Title:

Accepted and agreed this [●] day of [●], 2020.

SUBSCRIBER:

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:

By:	By:

Name:	Name:
Title:	Title:

Date:	[●], 2020

Name of Subscriber:	Name of Joint Subscriber, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different from the name of Subscriber listed directly above):
Email Address: If there are joint investors, please check one: ☐ Joint Tenants with Rights of Survivorship ☐ Tenants-in-Common ☐ Community Property

Subscriber’s EIN:	Joint Subscriber’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Aggregate Number of Shares subscribed for:

Aggregate Purchase Price: $	.

You must pay the Purchase Price by wire transfer of U.S. dollars in immediately available funds, to be held in escrow until the Closing, to the account specified by the Issuer in the Closing Notice.

SCHEDULE I ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1.	☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (a “QIB”)).

2.	☐ We are subscribing for the Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):

1.

☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.	☐ We are not a natural person.

*** AND ***

C.	AFFILIATE STATUS

(Please check the applicable box) SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

This page should be completed by Subscriber and constitutes a part of the Subscription Agreement.

Rule 501(a) under the Securities Act, in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended;

☐ Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐ Any investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in section 2(a)(48) of the Investment Company Act;

☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

☐ Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities offered, and with total assets in excess of $5,000,000;

☐ Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D; or

☐ Any entity in which all of the equity owners are “accredited investors.”

Annex C

THE COMPANIES LAW (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

REPLAY ACQUISITION CORP.

(ADOPTED BY SPECIAL RESOLUTION DATED APRIL 2, 2019)

REF: E1415-150763

THE COMPANIES LAW (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

REPLAY ACQUISITION CORP.

(ADOPTED BY SPECIAL RESOLUTION DATED APRIL 2, 2019)

1.	The name of the company is Replay Acquisition Corp. (the “Company”).

2.

The registered office of the Company will be situated at the offices of SS&C Fund Services (Cayman) Ltd, 39 Market Street, Suite 3205, 2nd Floor, Gardenia Court, Camana Bay, PO Box 10201, Grand Cayman KY1-9003, Cayman Islands or at such other location as the Directors may from time to time determine.

3.

The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by any law as provided by Section 7(4) of the Companies Law (as amended) of the Cayman Islands (the “Companies Law”).

4.

The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by Section 27(2) of the Companies Law.

5.

The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

6.	The liability of the shareholders of the Company is limited to the amount, if any, unpaid on the shares respectively held by them.

7.

The capital of the Company is US$20,200 divided into 200,000,000 Ordinary shares of a nominal or par value of US$0.0001 and 2,000,000 Preferred shares of a nominal or par value of US$0.0001 each provided always that subject to the Companies Law and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

8.	The Company may exercise the power contained in Section 206 of the Companies Law to deregister in the Cayman Islands and be registered by way of continuation in some other jurisdiction.

C-i

THE COMPANIES LAW (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

REPLAY ACQUISITION CORP.

(ADOPTED BY SPECIAL RESOLUTION DATED APRIL 2, 2019)

TABLE A

The Regulations contained or incorporated in Table ‘A’ in the First Schedule of the Companies Law shall not apply to Replay Acquisition Corp. (the “Company”) and the following Articles shall comprise the Articles of Association of the Company.

INTERPRETATION

1.	In these Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“Articles” means these articles of association of the Company, as amended or substituted from time to time.

“Branch Register” means any branch Register of such category or categories of Members as the Company may from time to time determine.

“Business Combination” means a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (the “Target Business”), which: (i) must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the value of the assets held in the Trust Account (excluding the deferred underwriting commissions and amounts previously disbursed for working capital purposes) at the time of the agreement to enter into the Business Combination; and (ii) must not be effectuated with another blank check company or a similar company with nominal operations.

“Class” or “Classes” means any class or classes of Shares as may from time to time be issued by the Company.

“Commission” means the Securities and Exchange Commission of the United States of America or any other U.S. federal agency for the time administering the Securities Act and Company Act.

“Company Act” means the U.S. Investment Company Act of 1940, as amended, or any similar U.S. federal statute and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Companies Law” means the Companies Law (as amended) of the Cayman Islands.

“Directors” means the directors of the Company for the time being, or as the case may be, the directors assembled as a board or as a committee thereof.

“Designated Stock Exchange” means any national securities exchange or automated quotation system on which the Company’s securities are then traded, including but not limited to the New York Stock Exchange.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Founder Shares” means the Shares initially purchased by the Sponsor in a private placement prior to the Offering.

“Initial Shareholders” means the Company’s Sponsor and the other holders of the Founder Shares prior to the Offering.

“Investments” means:

(a)

all forms of securities and other financial instruments whatsoever including, without limitation: share capital; stock; shares of beneficial interest; partnership interests, trust interests and similar financial instruments; bonds; notes; debentures (whether subordinated, convertible or otherwise); commodities; currencies; interest rate, currency, commodity, equity and other derivative products, including, without limitation, (i) futures contracts (and options thereon) relating to stock indices, currencies, securities of any governments, other financial instruments and all other commodities; (ii) swaps, options, warrants, caps, collars, floors and forward rate agreements; (iii) spot and forward currency transactions; and (iv) agreements relating to or securing such transactions; equipment lease certificates; equipment trust certificates; loans; credit paper; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; mutual funds; money market funds; exchange traded funds; structured securities; purchase agreements; obligations of any government and instrumentalities of any of them; commercial paper; certificates of deposit; bankers’ acceptances; choses in action; trust receipts; and other instruments or evidences of indebtedness of whatever kind or nature; in each case, of any Person or government whether or not publicly traded or readily marketable or such other form of security or financial instrument as the Directors may from time to time determine; and

“Principal Register”, where the Company has established one or more Branch Registers pursuant to the Companies Law and these Articles, means the Register maintained by the Company pursuant to the Companies Law and these Articles that is not designated by the Directors as a Branch Register.

“Public Shareholders” means the holders of the Shares which are not the Initial Shareholders.

“Redemption Limitation” has the meaning ascribed to it in Article 14.

“Redemption Price” has the meaning ascribed to it in Article 14.

“Redemption Rights” has the meaning ascribed to it in Article 14.

“Register” means the register of Members of the Company required to be kept pursuant to the Companies Law and includes any Branch Register(s) established by the Company in accordance with the Companies Law.

“Registration Statement” means the Company’s registration statement on Form S-1, as filed with the Commission, as may be modified or superseded from time to time.

“Seal” means the common seal of the Company (if adopted) including any facsimile thereof.

“Securities Act” means the Securities Act of 1933 of the United States of America, as amended, or any similar U.S. federal statute and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Secretary” means any Person appointed by the Directors to perform any of the duties of the secretary of the Company.

“Series” means a series of a Class as may from time to time be issued by the Company.

“Share” means a share in the capital of the Company. All references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require. For the avoidance of doubt in these Articles the expression “Share” shall include a fraction of a Share.

“Shareholder” or “Member” means a Person who is registered as the holder of Shares in the Register and includes each subscriber to the Memorandum of Association pending entry in the Register of such subscriber.

“Share Premium Account” means the share premium account established in accordance with these Articles and the Companies Law.

“signed” means bearing a signature or representation of a signature affixed by mechanical means.

“Special Resolution” means a special resolution of the Company passed in accordance with the Companies Law, being a resolution:

(a)

passed by a majority of not less than two-thirds of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or

(b)

approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed.

“Sponsor” means Replay Sponsor, LLC, a Delaware limited liability company.

“Treasury Shares” means Shares that were previously issued but were purchased, redeemed, surrendered or otherwise acquired by the Company and not cancelled.

“Trust Account” has the meaning ascribed to it in Article 13.

2.	In these Articles, save where the context requires otherwise:

(a)	words importing the singular number shall include the plural number and vice versa;

(b)	words importing the masculine gender only shall include the feminine gender and any Person as the context may require;

(c)	the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;

(d)	reference to a dollar or dollars or USD (or $) and to a cent or cents is reference to dollars and cents of the United States of America;

(e)	reference to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

(f)

reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case; and

(g)

reference to “in writing” shall be construed as written or represented by any means reproducible in writing, including any form of print, lithograph, email, facsimile, photograph or telex or represented by any other substitute or format for storage or transmission for writing or partly one and partly another.

3.	Subject to the preceding Articles, any words defined in the Companies Law shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY

4.	The business of the Company may be commenced at any time after incorporation.

5.

The Office shall be at such address in the Cayman Islands as the Directors may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

6.

The expenses incurred in the formation of the Company and in connection with the offer for subscription and issue of Shares shall be paid by the Company. Such expenses may be amortised over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.

7.

The Directors shall keep, or cause to be kept, the Register at such place or (subject to compliance with the Companies Law and these Articles) places as the Directors may from time to time determine. In the absence of any such determination, the Register shall be kept at the Office. The Directors may keep, or cause to be kept, one or more Branch Registers as well as the Principal Register in accordance with the Companies Law, provided always that a duplicate of such Branch Register(s) shall be maintained with the Principal Register in accordance with the Companies Law and the rules or requirements of any Designated Stock Exchange.

SHARES

8.

Subject to these Articles, and where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, all Shares for the time being unissued shall be under the control of the Directors who may:

(a)	issue, allot and dispose of the same to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine; and

(b)	grant options with respect to such Shares and issue warrants or similar instruments with respect thereto;

and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued.

9.

The Directors, or the Shareholders by Ordinary Resolution, may authorise the division of Shares into any number of Classes and sub-classes and Series and sub-series and the different Classes and sub-classes and Series and sub-series shall be authorised, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes and Series (if any) may be fixed and determined by the Directors or the Shareholders by Ordinary Resolution.

10.

The Company may insofar as may be permitted by law, pay a commission to any Person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also pay such brokerage as may be lawful on any issue of Shares.

11.	The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

12.	The holders of all Shares shall be:

(a)	entitled to dividends in accordance with the relevant provisions of these Articles;

(b)	entitled to the rights on a winding up of the Company in accordance with the relevant provisions of these Articles; and

(c)

entitled to receive notice of and attend general meetings of the Company and shall, except as otherwise provided herein, be entitled to one vote for each Share registered in the name of such holder in the Register of Members, both in accordance with the relevant provisions of these Articles.

BUSINESS COMBINATION REQUIREMENTS

13.

The provisions of this Article 13 shall apply during the period commencing upon the adoption of these Articles and terminating upon the consummation of an initial Business Combination. Immediately after the Offering, a certain amount of the net offering proceeds received by the Company in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Registration Statement shall be deposited in a trust account (the “Trust Account”), established for the benefit of Public Shareholders pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay income taxes, none of the monies held in the Trust Account (including the interest earned on the monies held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of these Articles in accordance with Article 28 or (iii) the redemption of 100% of the Offering Shares if the Company is unable to complete its initial Business Combination within 24 months from the closing of the Offering.

14.

Prior to the consummation of the initial Business Combination, the Company shall provide all Public Shareholders with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Articles 15 and 16) (such rights of such holders to have their Offering Shares redeemed being the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Article 15 (the “Redemption Price”); provided, however, that the Company shall not redeem or repurchase Offering Shares to the extent that such redemption would result in the Company’s net tangible assets being less than US$5,000,001 or such greater amount as the Board of Directors may determine may be necessary to satisfy any closing condition to any initial Business Combination (such limitation hereinafter called the “Redemption Limitation”).

15.

If the Company offers to redeem the Offering Shares other than in conjunction with a shareholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A of the Exchange Act and filing proxy materials with the Commission, the Company shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Article 14 pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E under the Exchange Act (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the Commission prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A under the Exchange Act (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a Shareholder vote is required to approve the proposed initial Business Combination, or the Company decides to submit the proposed initial Business Combination to the Public Shareholders for their approval, the Company shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Article 14 hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Article 15. In the event that the Company offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Offering Shares payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Company to pay its income taxes, by (ii) the total number of then outstanding Offering Shares. If the Company offers to redeem the Offering Shares in conjunction with a Shareholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, (A) the Redemption Price per share of the Offering Shares payable to holders of the Offering Shares exercising their Redemption Rights shall be equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Company to pay its income taxes, by (b) the total number of then outstanding Offering Shares, and (B) unless extended by the Company in its sole discretion, holders of Offering Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case no later than two business days prior to the initially scheduled vote on the initial Business Combination.

16.

If the Company offers to redeem the Offering Shares in conjunction with a Shareholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Shareholder, together with any affiliate of such Shareholder or any other person with whom such Shareholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than an aggregate of 15% of the Offering Shares, without the prior consent of the Company.

17.

In the event that the Company has not consummated an initial Business Combination within 24 months from the closing of the Offering, the Company shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes (less up to US$100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining Public Shareholders and the board of Directors, liquidate, subject in each case to the Company’s obligations under the Companies Law to provide for claims of creditors and other requirements of applicable law.

18.

If the Company offers to redeem the Offering Shares in conjunction with a Shareholder vote on an initial Business Combination, the Company shall consummate the proposed initial Business Combination only if (i) it is approved by the affirmative vote of the holders of a majority of the Shares that are voted, or such higher threshold as may be required by the Companies Law, and (ii) the Redemption Limitation is not exceeded.

19.	If the Company conducts a tender offer pursuant to Article 15, the Company shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.

20.

A Public Shareholder shall be entitled to receive funds from the Trust Account only as provided in Articles 14, 15 and 16 or 23 of these Articles. In no other circumstances shall a Public Shareholder have any right or interest of any kind in or to distributions from the Trust Account, and no Shareholder other than a Public Shareholder shall have any interest in or to the Trust Account.

21.

Each Shareholder that does not exercise its Redemption Rights shall retain its Shares in the Company and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Company, and following payment to any Public Shareholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Company.

22.

The exercise by a Shareholder of its Redemption Rights shall be conditioned on such Shareholder following the specific procedures for redemptions set forth by the Company in any applicable tender offer or proxy materials sent to the Public Shareholders relating to the proposed initial Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.

23.

If, in accordance with Article 14, any amendment is made to (i) Article 17 that would affect the substance or timing of the Company’s obligation to redeem 100% of the Offering Shares if the Company has not consummated an initial Business Combination within 24 months from the closing of the Offering, or (ii) with respect to any other provision of these Articles relating to Public Shareholders’ rights or pre-initial Business Combination activity, the Public Shareholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then outstanding Offering Shares. The Company’s ability to provide such opportunity is subject to the Redemption Limitation.

24.

The Company’s initial Business Combination must occur with one or more target businesses that together have a fair market value of at least 80% of the value of the assets held in the Trust Account (excluding the deferred underwriting discounts and commissions and amounts previously disbursed to pay taxes) at the time of the agreement to enter into the initial Business Combination.

25.

The Company may enter into a Business Combination with a Target Business that is affiliated with the Sponsor, the Directors or executive officers of the Company. In the event the Company seeks to complete an initial Business Combination with a target that is affiliated with the Sponsor, executive officers or Directors, the Company, or a committee of independent Directors, shall obtain an opinion from an independent investment banking firm which is a member of the Financial Industry Regulatory Authority, or an independent accounting firm that such Business Combination is fair to the Company’s unaffiliated shareholders from a financial point of view.

26.

After the issue of Shares in connection with the Offering and prior to the consummation of the initial Business Combination, the Directors shall not issue additional Shares or any other securities that that would entitle the holders thereof to (i) receive funds from the Trust Account or (ii) vote in respect of any initial Business Combination.

MODIFICATION OF RIGHTS

27.

Whenever the capital of the Company is divided into different Classes (and as otherwise determined by the Directors) the rights attached to any such Class may, subject to any rights or restrictions for the time being attached to any Class only be materially adversely varied or abrogated with the consent in writing of the holders of not less than two-thirds of the issued Shares of the relevant Class, or with the sanction of a resolution passed at a separate meeting of the holders of the Shares of such Class by a majority of two-thirds of the votes cast at such a meeting. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, except that the necessary quorum shall be one or more Persons at least holding or representing by proxy one-third in nominal or par value amount of the issued Shares of the relevant Class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present, those Shareholders who are present shall form a quorum) and that, subject to any rights or restrictions for the time being attached to the Shares of that Class, every Shareholder of the Class shall on a poll have one vote for each Share of the Class held by him. For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes. The Directors may vary the rights attaching to any Class without the consent or approval of Shareholders provided that the rights will not, in the determination of the Directors, be materially adversely varied or abrogated by such action.

28.

The rights conferred upon the holders of the Shares of any Class issued with preferred or other rights shall not, subject to any rights or restrictions for the time being attached to the Shares of that Class, be deemed to be materially adversely varied or abrogated by, inter alia, the creation, allotment or issue of further Shares ranking pari passu with or subsequent to them or the redemption or purchase of any Shares of any Class by the Company.

CERTIFICATES

29.

Every Person whose name is entered as a member in the Register shall, without payment, be entitled to a certificate within two months after allotment or lodgement of transfer (or within such other period as the conditions of issue shall provide or as any Designated Stock Exchange may from time to time determine) in the form determined by the Directors. All certificates shall specify the Share or Shares held by that person and the amount paid up thereon, provided that in respect of a Share or Shares held jointly by several persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a Share to one of several joint holders shall be sufficient delivery to all. All certificates for Shares shall be delivered personally or sent through the post addressed to the member entitled thereto at the Member’s registered address as appearing in the Register.

30.	Every share certificate of the Company shall bear legends required under the applicable laws, including the Securities Act.

31.

Any two or more certificates representing Shares of any one Class held by any Member may at the Member’s request be cancelled and a single new certificate for such Shares issued in lieu on payment (if the Directors shall so require) of US$1 or such smaller sum as the Directors shall determine.

32.

If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same Shares may be issued to the relevant Member upon request subject to delivery up of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.

33.	In the event that Shares are held jointly by several persons, any request may be made by any one of the joint holders and if so made shall be binding on all of the joint holders.

FRACTIONAL SHARES

34.

The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Shareholder such fractions shall be accumulated.

LIEN

35.

The Company has a first and paramount lien on every Share (whether or not fully paid) for all amounts (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Company also has a first and paramount lien on every Share (whether or not fully paid) registered in the name of a Person indebted or under liability to the Company (whether he is the sole registered holder of a Share or one of two or more joint holders) for all amounts owing by him or his estate to the Company (whether or not presently payable). The Directors may at any time declare a Share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a Share extends to any amount payable in respect of it.

36.

The Company may sell, in such manner as the Directors may determine, any Share on which the Company has a lien, but no sale shall be made unless an amount in respect of which the lien exists is presently payable nor until the expiration of fourteen days after a notice in writing, demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the Share, or the Persons entitled thereto by reason of his death or bankruptcy.

37.

For giving effect to any such sale the Directors may authorise some Person to transfer the Shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the Shares comprised in any such transfer and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

38.

The proceeds of the sale after deduction of expenses, fees and commission incurred by the Company shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue shall (subject to a like lien for sums not presently payable as existed upon the Shares prior to the sale) be paid to the Person entitled to the Shares immediately prior to the sale.

CALLS ON SHARES

39.

The Directors may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their Shares, and each Shareholder shall (subject to receiving at least fourteen days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on such Shares.

40.	The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

41.

If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of eight percent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

42.

The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

43.

The Directors may make arrangements on the issue of partly paid Shares for a difference between the Shareholders, or the particular Shares, in the amount of calls to be paid and in the times of payment.

44.

The Directors may, if they think fit, receive from any Shareholder willing to advance the same all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution, eight percent per annum) as may be agreed upon between the Shareholder paying the sum in advance and the Directors.

FORFEITURE OF SHARES

45.

If a Shareholder fails to pay any call or instalment of a call in respect of any Shares on the day appointed for payment, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

46.

The notice shall name a further day (not earlier than the expiration of fourteen days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

47.

If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

48.

A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

49.

A Person whose Shares have been forfeited shall cease to be a Shareholder in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the Shares forfeited, but his liability shall cease if and when the Company receives payment in full of the amount unpaid on the Shares forfeited.

50.

A statutory declaration in writing that the declarant is a Director, and that a Share has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts in the declaration as against all Persons claiming to be entitled to the Share.

51.

The Company may receive the consideration, if any, given for a Share on any sale or disposition thereof pursuant to the provisions of these Articles as to forfeiture and may execute a transfer of the Share in favour of the Person to whom the Share is sold or disposed of and that Person shall be registered as the holder of the Share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the disposition or sale.

52.

The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a Share becomes due and payable, whether on account of the amount of the Share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

TRANSFER OF SHARES

53.

Subject to these Articles and the rules or regulations of the Designated Stock Exchange or any relevant securities laws (including, but not limited to the Exchange Act), a Shareholder may transfer all or any of his or her Shares.

54.

The instrument of transfer of any Share shall be in (i) any usual or common form; (ii) such form as is prescribed by the Designated Stock Exchange; or (iii) in any other form as the Directors may determine and may be executed by or on behalf of the transferor and if in respect of a nil or partly paid up Share, or if so required by the Directors, shall also be executed on behalf of the transferee and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain a Shareholder until the name of the transferee is entered in the Register in respect of the relevant Shares.

55.

Subject to the terms of issue thereof and the rules or regulations of the Designated Stock Exchange or any relevant securities laws (including, but not limited to the Exchange Act), the Directors may determine to decline to register any transfer of Shares without assigning any reason therefor.

56.	The registration of transfers may be suspended at such times and for such periods as the Directors may from time to time determine.

57.

All instruments of transfer that are registered shall be retained by the Company, but any instrument of transfer that the Directors decline to register shall (except in any case of fraud) be returned to the Person depositing the same.

TRANSMISSION OF SHARES

58.

The legal personal representative of a deceased sole holder of a Share shall be the only Person recognised by the Company as having any title to the Share. In the case of a Share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased holder of the Share, shall be the only Person recognised by the Company as having any title to the Share.

59.

Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Shareholder shall upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being registered himself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.

60.

A Person becoming entitled to a Share by reason of the death or bankruptcy of a Shareholder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Shareholder, except that he shall not, before being registered as a Shareholder in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

ALTERATION OF SHARE CAPITAL

61.	The Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.

62.	The Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;

(b)	convert all or any of its paid up Shares into stock and reconvert that stock into paid up Shares of any denomination;

(c)

subdivide its existing Shares, or any of them into Shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(d)

cancel any Shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

63.	The Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorised by law.

REDEMPTION, PURCHASE AND SURRENDER OF SHARES

64.	Subject to the Companies Law and the rules of the Designated Stock Exchange, the Company may:

(a)	issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Shareholder on such terms and in such manner as the Directors may determine;

(b)	purchase its own Shares (including any redeemable Shares) on such terms and in such manner as the Directors may determine and agree with the Shareholder;

(c)	make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Companies Law, including out of its capital; and

(d)	accept the surrender for no consideration of any paid up Share (including any redeemable Share) on such terms and in such manner as the Directors may determine.

65.

Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

66.	The redemption, purchase or surrender of any Share shall not be deemed to give rise to the redemption, purchase or surrender of any other Share.

67.

The Directors may when making payments in respect of redemption or purchase of Shares, if authorised by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payment either in cash or in specie including, without limitation, interests in a special purpose vehicle holding assets of the Company or holding entitlement to the proceeds of assets held by the Company or in a liquidating structure.

TREASURY SHARES

68.

Shares that the Company purchases, redeems or acquires (by way of surrender or otherwise) may, at the option of the Company, be cancelled immediately or held as Treasury Shares in accordance with the Companies Law. In the event that the Directors do not specify that the relevant Shares are to be held as Treasury Shares, such Shares shall be cancelled.

69.

No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be declared or paid in respect of a Treasury Share.

70.	The Company shall be entered in the Register as the holder of the Treasury Shares provided that:

(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)

a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Companies Law, save that an allotment of Shares as fully paid bonus shares in respect of a Treasury Share is permitted and Shares allotted as fully paid bonus shares in respect of a treasury share shall be treated as Treasury Shares.

71.	Treasury Shares may be disposed of by the Company on such terms and conditions as determined by the Directors.

GENERAL MEETINGS

72.	The Directors may, whenever they think fit, convene a general meeting of the Company.

73.

Subject to these Articles, for so long as the Company’s Shares are traded on a Designated Stock Exchange, the Company shall in each year hold a general meeting as its annual general meeting at such time and place as may be determined by the Directors in accordance with the rules of the Designated Stock Exchange.

74.

The Directors may cancel or postpone any duly convened general meeting at any time prior to such meeting, except for general meetings requisitioned by the Shareholders in accordance with these Articles, for any reason or for no reason at any time prior to the time for holding such meeting or, if the meeting is adjourned, the time for holding such adjourned meeting. The Directors shall give Shareholders notice in writing of any cancellation or postponement. A postponement may be for a stated period of any length or indefinitely as the Directors may determine.

75.

If at any time there are no Directors, any two Shareholders (or if there is only one Shareholder then that Shareholder) entitled to vote at general meetings of the Company may convene a general meeting in the same manner as nearly as possible as that in which general meetings may be convened by the Directors.

NOTICE OF GENERAL MEETINGS

76.

At least seven calendar days’ notice in writing counting from the date service is deemed to take place as provided in these Articles specifying the place, the day and the hour of the meeting and the general nature of the business, and shall be given in the manner hereinafter mentioned or as may be prescribed by the rules of the Designated Stock Exchange or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of these Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting by all the Members (or their proxies) entitled to attend and vote thereat; and

(b)

in the case of an extraordinary general meeting by a majority in number of the Members (or their proxies) having a right to attend and vote at the meeting, being a majority together holding not less than ninety-five per cent in par value of the Shares giving that right.

77.	The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.

78.

No business may be transacted at an annual general meeting, other than business that is either (i) specified in the notice of the annual general meeting (or any supplement thereto) given by or at the direction of the Directors, (ii) otherwise properly brought before the annual general meeting by or at the direction of the Directors. Notwithstanding anything in this Article to the contrary, only persons nominated for election as a Director to fill any term of a Directorship that expires on the date of the annual general meeting pursuant to these Articles will be considered for election at such meeting.

PROCEEDINGS AT GENERAL MEETINGS

79.

All business carried out at a general meeting shall be deemed special with the exception of sanctioning a dividend, the consideration of the accounts, balance sheets, any report of the Directors or of the Company’s auditors, and the fixing of the remuneration of the Company’s auditors. No special business shall be transacted at any general meeting without the consent of all Shareholders entitled to receive notice of that meeting unless notice of such special business has been given in the notice convening that meeting.

80.

No business shall be transacted at any general meeting unless a quorum of Shareholders is present at the time when the meeting proceeds to business. Save as otherwise provided by these Articles, one or more Shareholders holding at least a majority of the paid up voting share capital of the Company present in person or by proxy and entitled to vote at that meeting shall form a quorum.

81.

If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Shareholders, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the Shareholder or Shareholders present and entitled to vote shall form a quorum.

82.

If the Directors wish to make this facility available for a specific general meeting or all general meetings of the Company, participation in any general meeting of the Company may be by means of a telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

83.	The chairman, if any, of the Directors shall preside as chairman at every general meeting of the Company.

84.

If there is no such chairman, or if at any general meeting he is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman, any Director or Person nominated by the Directors shall preside as chairman, failing which the Shareholders present in person or by proxy shall choose any Person present to be chairman of that meeting.

85.	The chairman may adjourn a meeting from time to time and from place to place either:

(a)	with the consent of any general meeting at which a quorum is present (and shall if so directed by the meeting); or

(b)	without the consent of such meeting if, in his sole opinion, he considers it necessary to do so to:

(i)	secure the orderly conduct or proceedings of the meeting; or

(ii)	give all persons present in person or by proxy and having the right to speak and / or vote at such meeting, the ability to do so,

but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting, or adjourned meeting, is adjourned for fourteen days or more, notice of the adjourned meeting shall be given in the manner provided for the original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

86.

At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman or one or more Shareholders present in person or by proxy entitled to vote, and unless a poll is so demanded, a declaration by the chairman that a resolution has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book of the proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

87.	If a poll is duly demanded it shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

88.

In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded, shall be entitled to a second or casting vote.

89.

A poll demanded on the election of a chairman of the meeting or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the chairman of the meeting directs.

VOTES OF SHAREHOLDERS

90.

Subject to any rights and restrictions for the time being attached to any Share, on a show of hands every Shareholder present in person and every Person representing a Shareholder by proxy shall, at a general meeting of the Company, each have one vote and on a poll every Shareholder and every Person representing a Shareholder by proxy shall have one vote for each Share of which he or the Person represented by proxy is the holder.

91.

In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register.

92.

A Shareholder of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote in respect of Shares carrying the right to vote held by him, whether on a show of hands or on a poll, by his committee, or other Person in the nature of a committee appointed by that court, and any such committee or other Person, may vote in respect of such Shares by proxy.

93.

No Shareholder shall be entitled to vote at any general meeting of the Company unless all calls, if any, or other sums presently payable by him in respect of Shares carrying the right to vote held by him have been paid.

94.	On a poll votes may be given either personally or by proxy.

95.

The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under Seal or under the hand of an Officer or attorney duly authorised. A proxy need not be a Shareholder.

96.	An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

97.

The instrument appointing a proxy shall be deposited at the Office or at such other place as is specified for that purpose in the notice convening the meeting no later than the time for holding the meeting or, if the meeting is adjourned, the time for holding such adjourned meeting.

98.	The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

99.

A resolution in writing signed by all the Shareholders for the time being entitled to receive notice of and to attend and vote at general meetings of the Company (or being corporations by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS

100.

Any corporation which is a Shareholder or a Director may by resolution of its directors or other governing body authorise such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of a Class or of the Directors or of a committee of Directors, and the Person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder or Director.

CLEARING HOUSES

101.

If a clearing house (or its nominee) is a Member of the Company it may, by resolution of its directors or other governing body or by power of attorney, authorise such person or persons as it thinks fit to act as its representative or representatives at any general meeting of the Company or at any general meeting of any class of Members of the Company provided that, if more than one person is so authorised, the authorisation shall specify the number and class of Shares in respect of which each such person is so authorised. A person so authorised pursuant to this Article shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he represents as that clearing house (or its nominee) could exercise if it were an individual Member holding the number and Class of Shares specified in such authorisation.

DIRECTORS

102.	Subject to Article 106, the Company may by Ordinary Resolution appoint any Person to be a Director.

103.

Subject to Article 106, the Company may by Ordinary Resolution from time to time fix the maximum and minimum number of Directors to be appointed but unless such numbers are fixed as aforesaid the minimum number of Directors shall be one and the maximum number of Directors shall be unlimited.

104.	There shall be no shareholding qualification for Directors unless determined otherwise by Ordinary Resolution.

105.

The Directors shall have power at any time and from time to time to appoint any Person to be a Director, either as a result of a casual vacancy or as an additional Director, subject to the maximum number (if any) imposed by Ordinary Resolution.

106.

For so long as the Company’s Shares are traded on a Designated Stock Exchange, the Directors shall be divided into two (2) classes designated as Class I and Class II, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the board of Directors. At the Company’s first annual general meeting of Members, the term of office of the Class I Directors shall expire and Class I Directors shall be elected for a full term of two (2) years. At the Company’s second annual general meeting of Members, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of two (2) years. At each succeeding annual general meeting of Members, Directors shall be elected for a full term of two (2) years to succeed the Directors of the class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this Article, each Director shall hold office until the expiration of his term, until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of Directors constituting the board of Directors shall shorten the term of any incumbent Director.

107.

For so long as the Company’s Shares are traded on a Designated Stock Exchange, any and all vacancies in the board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the board of Directors, and not by the Members. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. When the number of Directors is increased or decreased, the board of Directors shall, subject to Article 5 above, determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy in the board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full board of Directors until the vacancy is filled.

DIRECTOR’S FEES AND EXPENSES

108.

The ordinary remuneration of the Directors shall from time to time be determined by the Company in a general meeting or by the board of Directors (as the case may be) and shall (unless otherwise directed by the resolution by which it is voted) be divided amongst the board of Directors in such proportions and in such manner as the board of Directors may agree such remuneration shall be in addition to any other remuneration to which a Director who holds any salaried employment or office in the Company may be entitled by reason of such employment or office.

109.

Each Director shall be entitled to be repaid or prepaid all necessary travelling, hotel and incidental expenses incurred by him in attending meetings of the Directors or committees of the Directors or general meetings or separate meetings of any class of shares or of debentures of the Company or otherwise in connection with the discharge of his duties as a Director.

ALTERNATE DIRECTOR

110.

Any Director may in writing appoint another Person to be his alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director, but shall not be authorised to sign such written resolutions where they have been signed by the appointing Director, and to act in such Director’s place at any meeting of the Directors. Every such alternate shall be entitled to attend and vote at meetings of the Directors as the alternate of the Director appointing him and where he is a Director to have a separate vote in addition to his own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him. Such alternate shall not be an Officer solely as a result of his appointment as an alternate other than in respect of such times as the alternate acts as a Director. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him and the proportion thereof shall be agreed between them.

POWERS AND DUTIES OF DIRECTORS

111.

Subject to the Companies Law, these Articles and to any resolutions passed in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution passed by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been passed.

112.

The Directors may from time to time appoint any Person, whether or not a Director to hold such office in the Company as the Directors may think necessary for the administration of the Company (including, for the avoidance of doubt and without limitation, any chairman (or co-chairman) of the board of Directors, vice chairman of the board of Directors, one or more chief executive officers, presidents, a chief financial officer, a secretary, a treasurer, vice-presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries or any other officers as may be determined by the Directors), for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any Person so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution. The Directors may also appoint one or more of their number to the office of managing director upon like terms, but any such appointment shall ipso facto terminate if any managing director ceases from any cause to be a Director, or if the Company by Ordinary Resolution resolves that his tenure of office be terminated.

113.

The Directors may appoint any Person to be a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or assistant Secretary so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution.

114.

The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

115.

The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys or authorized signatory (any such person being an “Attorney” or “Authorised Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorised Signatory as the Directors may think fit, and may also authorise any such Attorney or Authorised Signatory to delegate all or any of the powers, authorities and discretion vested in him.

116.

The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following Articles shall not limit the general powers conferred by this Article.

117.

The Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any Person to be a member of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any such Person.

118.

The Directors from time to time and at any time may delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any Person so appointed and may annul or vary any such delegation, but no Person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

119.	Any such delegates as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

120.

The Directors may agree with a Shareholder to waive or modify the terms applicable to such Shareholder’s subscription for Shares without obtaining the consent of any other Shareholder; provided that such waiver or modification does not amount to a variation or abrogation of the rights attaching to the Shares of such other Shareholders.

BORROWING POWERS OF DIRECTORS

121.

The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, or to otherwise provide for a security interest to be taken in such undertaking, property or uncalled capital, and to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

THE SEAL

122.

The Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the presence of a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose and every Person as aforesaid shall sign every instrument to which the Seal is so affixed in their presence.

123.

The Company may maintain a facsimile of the Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of such facsimile

Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such Person or Persons as the Directors shall for this purpose appoint and such Person or Persons as aforesaid shall sign every instrument to which the facsimile Seal is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed in the presence of and the instrument signed by a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose.

124.

Notwithstanding the foregoing, a Secretary or any assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

DISQUALIFICATION OF DIRECTORS

125.	The office of Director shall be vacated, if the Director:

(a)	becomes bankrupt or makes any arrangement or composition with his creditors;

(b)	dies or is found to be or becomes of unsound mind;

(c)	resigns his office by notice in writing to the Company;

(d)	is removed from office by Ordinary Resolution;

(e)	is removed from office by notice addressed to him at his last known address and signed by all of his co-Directors (not being less than two in number); or

(f)	is removed from office pursuant to any other provision of these Articles.

PROCEEDINGS OF DIRECTORS

126.

The Directors may meet together (either within or outside the Cayman Islands) for the despatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall have a second or casting vote. A Director may, and a Secretary or assistant Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.

127.

A Director may participate in any meeting of the Directors, or of any committee appointed by the Directors of which such Director is a member, by means of telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

128.

The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed, if there be two or more Directors the quorum shall be two, and if there be one Director the quorum shall be one. A Director represented by an alternate Director at any meeting shall be deemed to be present for the purposes of determining whether or not a quorum is present.

129.

A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is to be regarded as interested in any contract or other arrangement which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

130.

A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting of the Directors whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

131.

Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided that nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

132.	The Directors shall cause minutes to be made in books or loose-leaf folders provided for the purpose of recording:

(a)	all appointments of Officers made by the Directors;

(b)	the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

133.

When the chairman of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

134.

A resolution in writing signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be (an alternate Director, subject as provided otherwise in the terms of appointment of the alternate Director, being entitled to sign such a resolution on behalf of his appointer), shall be as valid and effectual as if it had been passed at a duly called and constituted meeting of Directors or committee of Directors, as the case may be. When signed a resolution may consist of several documents each signed by one or more of the Directors or his duly appointed alternate.

135.

The continuing Directors may act notwithstanding any vacancy in their body but if and for so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

136.

The Directors may elect a chairman of their meetings and determine the period for which he is to hold office but if no such chairman is elected, or if at any meeting the chairman is not present within fifteen minutes after the time appointed for holding the meeting, the Directors present may choose one of their number to be chairman of the meeting.

137.

Subject to any regulations imposed on it by the Directors, a committee appointed by the Directors may elect a chairman of its meetings. If no such chairman is elected, or if at any meeting the chairman is not present within fifteen minutes after the time appointed for holding the meeting, the committee members present may choose one of their number to be chairman of the meeting.

138.

A committee appointed by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.

139.

All acts done by any meeting of the Directors or of a committee of Directors, or by any Person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or Person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such Person had been duly appointed and was qualified to be a Director.

DIVIDENDS

140.

Subject to any rights and restrictions for the time being attached to any Shares, or as otherwise provided for in the Companies Law and these Articles, the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor.

141.

Subject to any rights and restrictions for the time being attached to any Shares, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

142.

The Directors may determine, before recommending or declaring any dividend, to set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall be applicable for meeting contingencies, or for equalising dividends or for any other purpose to which those funds may be properly applied and pending such application may, at the determination of the Directors, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit.

143.

Any dividend may be paid in any manner as the Directors may determine. If paid by cheque it will be sent through the post to the registered address of the Shareholder or Person entitled thereto, or in the case of joint holders, to any one of such joint holders at his registered address or to such Person and such address as the Shareholder or Person entitled, or such joint holders as the case may be, may direct. Every such cheque shall be made payable to the order of the Person to whom it is sent or to the order of such other Person as the Shareholder or Person entitled, or such joint holders as the case may be, may direct.

144.

The Directors when paying dividends to the Shareholders in accordance with the foregoing provisions of these Articles may make such payment either in cash or in specie and may determine the extent to which amounts may be withheld therefrom (including, without limitation, any taxes, fees, expenses or other liabilities for which a Shareholder (or the Company, as a result of any action or inaction of the Shareholder) is liable).

145.

Subject to any rights and restrictions for the time being attached to any Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares.

146.	If several Persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the Share.

147.	No dividend shall bear interest against the Company.

ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION

148.	The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.

149.	The books of account shall be kept at the Office, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

150.

The Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Shareholders not being Directors, and no Shareholder (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by law or authorised by the Directors or by Ordinary Resolution.

151.	The accounts relating to the Company’s affairs shall only be audited if the Directors so determine, in which case the accounting principles will be determined by the Directors.

152.

Without prejudice to the freedom of the Directors to establish any other committee, if the Shares are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the Directors shall establish and maintain an audit committee as a committee of the board of Directors and shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the audit committee shall comply with the rules and regulations of the Commission and the Designated Stock Exchange. The audit committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

153.

The Directors in each year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Companies Law and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

CAPITALISATION OF RESERVES

154.	Subject to the Companies Law and these Articles, the Directors may:

(a)

resolve to capitalise an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), whether or not available for distribution;

(b)

appropriate the sum resolved to be capitalised to the Shareholders in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i)	paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or

(ii)	paying up in full unissued Shares or debentures of a nominal amount equal to that sum,

and allot the Shares or debentures, credited as fully paid, to the Shareholders (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued Shares to be allotted to Shareholders credited as fully paid;

(c)

make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;

(d)	authorise a Person to enter (on behalf of all the Shareholders concerned) into an agreement with the Company providing for either:

(i)	the allotment to the Shareholders respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation, or

(ii)

the payment by the Company on behalf of the Shareholders (by the application of their respective proportions of the reserves resolved to be capitalised) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Shareholders; and

(e)	generally do all acts and things required to give effect to any of the actions contemplated by this Article.

SHARE PREMIUM ACCOUNT

155.

The Directors shall in accordance with the Companies Law establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

156.

There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the determination of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Companies Law, out of capital.

NOTICES

157.

Any notice or document may be served by the Company or by the Person entitled to give notice to any Shareholder either personally, or by posting it airmail or air courier service in a prepaid letter addressed to such Shareholder at his address as appearing in the Register, or by electronic mail to any electronic mail address such Shareholder may have specified in writing for the purpose of such service of notices, or by facsimile should the Directors deem it appropriate. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

158.

Any Shareholder present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

159.	Any notice or other document, if served by:

(a)	post, shall be deemed to have been served five clear days after the time when the letter containing the same is posted;

(b)

facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;

(c)	recognised courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service; or

(d)	electronic mail, shall be deemed to have been served immediately upon the time of the transmission by electronic mail.

In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

160.

Any notice or document delivered or sent in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Shareholder as sole or joint holder, unless his name shall at the time of the service of the notice or document, have been removed from the Register as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under him) in the Share.

161.	Notice of every general meeting of the Company shall be given to:

(a)	all Shareholders holding Shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and

(b)	every Person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who but for his death or bankruptcy would be entitled to receive notice of the meeting.

No other Person shall be entitled to receive notices of general meetings.

INDEMNITY

162.

To the fullest extent permitted by law, every Director (including for the purposes of this Article any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant Secretary, or other Officer (but not including the Company’s auditors) and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified and secured harmless against all actions or proceedings whether threatened, pending or completed (a “Proceeding”), costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own actual fraud, wilful default or wilful neglect as determined by a court of competent jurisdiction, in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment), in the execution or discharge of his duties, powers, authorities or discretions, or in respect of any actions or activities undertaken by an Indemnified Person provided for and in accordance with these Articles, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending or otherwise being involved in, (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere. Each Member agrees to waive any claim or right of action he or she might have, whether individually or by or in the right of the Company, against any Director on account of any action taken by such Director, or the failure of such Director to take any action in the performance of his duties with or for the Company; provided that such waiver shall not extend to any matter in respect of any actual fraud or wilful default which may attach to such Director.

163.	No Indemnified Person shall be liable:

(a)	for the acts, receipts, neglects, defaults or omissions of any other Director or Officer or agent of the Company; or

(b)	for any loss on account of defect of title to any property of the Company; or

(c)	on account of the insufficiency of any security in or upon which any money of the Company shall be invested; or

(d)	for any loss incurred through any bank, broker or other similar Person; or

(e)	for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or

(f)

for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto;

unless the same shall happen through such Indemnified Person’s own dishonesty, wilful default or fraud as determined by a court of competent jurisdiction.

164.

The Company shall pay the expenses (including attorneys’ fees) incurred by a Indemnified Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under this Article or otherwise.

165.

The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

166.

Neither any amendment nor repeal of these Articles set forth under this heading of “Indemnity” (the “Indemnification Articles”), nor the adoption of any provision of the Memorandum of Association or Articles inconsistent with the Indemnification Articles, shall eliminate or reduce the effect of the Indemnification Articles, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for these Indemnification Articles, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

167.

The rights to indemnification and advancement of expenses conferred on any indemnitee by this Article shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire. The rights to indemnification and advancement of expenses conferred by this Article shall be contract rights and such rights shall continue as to an Indemnified Person who has ceased to be a Director or officer and shall inure to the benefit of his or her heirs, executors and administrators.

NON-RECOGNITION OF TRUSTS

168.

Subject to the proviso hereto, no Person shall be recognised by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or (except only as otherwise provided by these Articles or as the Companies Law requires) any other right in respect of any Share except an absolute right to the entirety thereof in each Shareholder registered in the Register, provided that, notwithstanding the foregoing, the Company shall be entitled to recognise any such interests as shall be determined by the Directors.

WINDING UP

169.	If the Company shall be wound up the liquidator shall apply the assets of the Company in such manner and order as he thinks fit in satisfaction of creditors’ claims.

170.

If the Company shall be wound up, the liquidator may, with the sanction of an Ordinary Resolution divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different Classes. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Shareholders as the liquidator, with the like sanction shall think fit, but so that no Shareholder shall be compelled to accept any assets whereon there is any liability.

AMENDMENT OF ARTICLES OF ASSOCIATION

171.	Subject to the Companies Law and the rights attaching to the various Classes, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

CLOSING OF REGISTER OR FIXING RECORD DATE

172.

For the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at any meeting of Shareholders or any adjournment thereof, or those Shareholders that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Shareholder for any other purpose, the Directors may by any means in accordance with the requirements of any Designated Stock Exchange provide that the Register shall be closed for transfers for a stated period which shall not exceed in any case 40 days. If the Register shall be so closed for the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders the Register shall be so closed for at least ten days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register.

173.

In lieu of or apart from closing the Register, the Directors may fix in advance a date as the record date for any such determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of the Shareholders and for the purpose of determining those Shareholders that are entitled to receive payment of any dividend the Directors may, at or within 90 days prior to the date of declaration of such dividend, fix a subsequent date as the record date for such determination.

174.

If the Register is not so closed and no record date is fixed for the determination of those Shareholders entitled to receive notice of, attend or vote at a meeting of Shareholders or those Shareholders that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders.

When a determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof.

REGISTRATION BY WAY OF CONTINUATION

175.

The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

MERGERS AND CONSOLIDATION

176.	The Company may merge or consolidate in accordance with the Companies Law.

177.	To the extent required by the Companies Law, the Company may by Special Resolution resolve to merge or consolidate the Company.

DISCLOSURE

178.

The Directors, or any authorised service providers (including the Officers, the Secretary and the registered office agent of the Company), shall be entitled to disclose to any regulatory or judicial authority, or to any stock exchange on which the Shares may from time to time be listed, any information regarding the affairs of the Company including, without limitation, information contained in the Register and books of the Company.

ANNEX D

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

FINANCE OF AMERICA COMPANIES INC.

The present name of the corporation is Finance of America Companies Inc. (the “Corporation”). The Corporation was incorporated under the name “Finance of America Companies Inc.” by the filing of its original certificate of incorporation (the “Original Certificate of Incorporation”) with the Secretary of State of the State of Delaware on October 9, 2020. This Amended and Restated Certificate of Incorporation of the Corporation, which amends, restates and integrates the provisions of the Original Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the written consent of the sole stockholder in accordance with Section 228 of the General Corporation Law of the State of Delaware. The Original Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

ARTICLE I

Section 1.1. Name. The name of the Corporation is Finance of America Companies Inc. (the “Corporation”).

ARTICLE II

Section 2.1. Address. The address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, Wilmington, County of New Castle, State of Delaware 19808; and the name of the Corporation’s registered agent at such address is Corporation Service Company.

ARTICLE III

Section 3.1. Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

Section 4.1. Capitalization. The total number of shares of all classes of stock that the Corporation is authorized to issue is 6,601,000,000 shares, divided into three classes as follows: (i) 6,000,000,000 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”); (ii) 1,000,000 shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”); and (iii) 600,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”). The number of authorized shares of any of the Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Class A Common Stock, Class B Common Stock or Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Amended and Restated Certificate of Incorporation of the Corporation (including any certificate of designation relating to any series of Preferred Stock) (as the same may be amended and/or restated from time to time, the “Restated Certificate of Incorporation”).

Section 4.2. Preferred Stock.

(A) The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized, by resolution or resolutions thereof, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the powers (including voting powers), if any, and the preferences and relative, participating, optional, special or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of the shares of such series and to cause to be filed with the Secretary of State of the State of Delaware a certificate of designation with respect thereto. The designations, powers (including voting powers), preferences and relative, participating, optional, special or other rights of each series of Preferred Stock, if any, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series of Preferred Stock at any time outstanding.

(B) Except as otherwise required by applicable law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by the Restated Certificate of Incorporation.

Section 4.3. Common Stock.

(A) Voting Rights.

(1) Except as may otherwise be provided in the Restated Certificate of Incorporation or by applicable law, each holder of record of Class A Common Stock, as such, shall be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally or holders of Class A Common Stock as a separate class are entitled to vote (whether voting separately as a class or together with one or more classes of the Corporation’s capital stock); provided, however, that, to the fullest extent permitted by applicable law, holders of Class A Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to the Restated Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Restated Certificate of Incorporation or pursuant to the DGCL.

(2) Each holder of record of Class B Common Stock, as such, shall be entitled, without regard to the number of shares of Class B Common Stock (or fraction thereof) held by such holder, to a number of votes that is equal to the product of (x) the total number of Units (as defined in the Exchange Agreement, dated on or about the date hereof, by and among the Corporation, Finance of America Equity Capital LLC, a Delaware limited liability company (“FAEC LLC”), and the holders of Units (as defined therein) party thereto (as amended, supplemented, restated or otherwise modified from time to time, the “Exchange Agreement”)) held by such holder as set forth in the books and records of FAEC LLC multiplied by (y) the Exchange Rate (as defined in the Exchange Agreement), on all matters on which stockholders generally or holders of Class B Common Stock as a separate class are entitled to vote (whether voting separately as a class or together with one or more classes of the Corporation’s stock). Notwithstanding the foregoing, to the fullest extent permitted by applicable law, holders of Class B Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to the Restated Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Restated Certificate of Incorporation or pursuant to the DGCL.

(3) Except as otherwise provided in the Restated Certificate of Incorporation or required by applicable law, the holders of record of Common Stock shall vote together as a single class (or, if the holders of record of one or more outstanding series of Preferred Stock are entitled to vote together with the holders of record of Common Stock, as a single class, together with the holders of record of such one or more series of Preferred Stock) on all matters submitted to a vote of the stockholders generally.

(B) Dividends and Distributions. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any other outstanding class or series of stock of the Corporation, having a preference over or the right to participate with the Class A Common Stock with respect to the payment of dividends and other distributions in cash, property or shares of stock of the Corporation, the holders of Class A Common Stock, as such, shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation when, as and if declared thereon by the Board from time to time out of the assets or funds of the Corporation that are by applicable law available therefor. The holders of Class B Common Stock, as such, shall not be entitled to receive any dividends or other distributions in cash, property or shares of stock of the Corporation.

(C) Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and subject to the right, if any, of the holders of any outstanding series of Preferred Stock or any other outstanding class or series of stock of the Corporation having a preference over or the right to participate with the Class A Common Stock as to distributions upon dissolution or liquidation or winding up of the Corporation, the holders of Class A Common Stock, as such, shall be entitled to receive the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of Class A Common Stock held by each such stockholder. The holders of Class B Common Stock, as such, shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(D) Transfer of Class B Common Stock. In the event that any outstanding share of Class B Common Stock shall cease to be held directly or indirectly by a holder of a Unit as set forth in the books and records of FAEC LLC, such share, if not transferred to another holder of Units, shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be transferred to the Corporation for no consideration and thereupon shall be cancelled.

ARTICLE V

Section 5.1. Bylaws. In furtherance and not in limitation of the powers conferred by the DGCL, the Board is expressly authorized to make, amend, alter, change, add to or repeal, in whole or in part, the bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”). In addition to any affirmative vote required by the Restated Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of the Bylaws or to adopt any provision inconsistent therewith.

ARTICLE VI

Section 6.1. Board of Directors.

(A) Except as otherwise provided in the Restated Certificate of Incorporation and the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

(B) Subject to the rights, if any, granted to the holders of any one or more outstanding series of Preferred Stock to elect one or more directors (collectively, the “Preferred Directors” and each a “Preferred Director”) and the rights granted pursuant to the Stockholders Agreement (as defined below), any newly-created directorship on the Board that results from an increase in the total number of directors and any vacancy occurring in the Board (whether by death, resignation, disqualification, removal or other cause) shall be filled by the affirmative vote of a majority of the directors then in office (other than any Preferred Director), although less than a quorum, or by the stockholders; provided that, at any time when the Principal Stockholders (as defined in the Stockholders Agreement, dated on or about the date of the filing of this Restated Certificate of Incorporation with the Secretary of the State of the State of Delaware, by and among the Corporation and the stockholders of the Corporation party hereto (as amended, supplemented, restated or otherwise modified from time to time, the “Stockholders Agreement”) beneficially own, in the aggregate, less than 30% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors (a “Voting Rights Threshold Period”), any newly-created directorship on the Board that results from an increase in the total number of directors and any vacancy occurring in the Board (whether by death, resignation, disqualification, removal or other cause) shall be filled solely and exclusively by the affirmative vote of a majority of the directors then in office (other than any Preferred Director), although less than a quorum. Any director so elected to fill a vacancy or newly created directorship shall hold office until his or her successor shall be elected and qualified, or until his or her earlier death, resignation disqualification or removal.

(C) Any or all of the directors (other than any Preferred Directors) may be removed at any time either with or without cause by the affirmative vote of a majority in voting power of all outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

(D) During any period when the holders of any outstanding series of Preferred Stock, voting separately as a series or together with one or more other outstanding series of Preferred Stock, have the right to elect one or more Preferred Directors pursuant to the provisions of the Restated Certificate of Incorporation, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of Preferred Directors, and the holders of such series of Preferred Stock shall be entitled to elect such Preferred Director or Preferred Directors; and (ii) each such Preferred Director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, disqualification or removal. Except as otherwise provided by the Restated Certificate of Incorporation, whenever the holders of any outstanding series of Preferred Stock having such right to elect one or more Preferred Directors are divested of such right pursuant to the provisions of the Restated Certificate of Incorporation, the terms of office of each such Preferred Director elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case, each such director shall thereupon cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall be automatically reduced accordingly.

(E) Directors of the Corporation need not be elected by written ballot unless the Bylaws shall so require.

ARTICLE VII

Section 7.1. Meetings of Stockholders. At any time during any Voting Rights Threshold Period, any action required or permitted to be taken by the holders of stock of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent by such holders unless such action is recommended by all directors of the Corporation then in office; provided, however, that any action required or permitted to be taken by the holders of Class B Common Stock, voting separately as a class, or, to the extent expressly permitted by the provisions of the Restated Certificate of Incorporation relating to one or more outstanding series of Preferred Stock, by the holders of such series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant class or series having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the DGCL. Subject to the rights of the holders of any outstanding series of Preferred Stock and any rights granted pursuant to the Stockholders Agreement, special meetings of the stockholders of the Corporation for any purpose or purposes may be called only by or at the direction of the Board, the Chairman of the Board or the Chief Executive Officer of the Corporation; provided, however, that special meetings of the stockholders of the Corporation for any purpose or purposes shall also be called by or at the direction of the Board or the Chairman of the Board at the request of the Principal Stockholders except at any time during any Voting Rights Threshold Period.

ARTICLE VIII

Section 8.1. Limited Liability of Directors. No director of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. Neither the amendment modification, repeal nor elimination of this Article VIII shall effect its application with respect to any act or omission occurring before such amendment, modification, repeal or elimination.

ARTICLE IX

Section 9.1. Competition and Corporate Opportunities.

(A) In recognition and anticipation that (i) members of the Board who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates and Affiliated Entities (each, as defined below) may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage and (ii) the Principal Stockholders and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article IX are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve any of the Non-Employee Directors, the Principal Stockholders or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.

(B) None of (i) any Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation in both his or her director and officer capacities) or his or her Affiliates or Affiliated Entities or (ii) the Principal Stockholders or any of their respective Affiliates (the Persons (as defined below) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall, to the fullest extent permitted by applicable law, have any duty to refrain from directly or indirectly (1) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates now engages or proposes to engage or (2) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by applicable law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted by applicable law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity that may be a corporate opportunity for an Identified Person and the Corporation or any of its Affiliates, except as provided in Section 9.1(C) of this Article IX. Subject to said Section 9.1(C) of this

Article IX, in the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity that may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by applicable law, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person or does not communicate information regarding such corporate opportunity to the Corporation.

(C) Notwithstanding the foregoing provision of this Article IX, the Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation in both his or her director and officer capacities) if such opportunity is expressly offered to such Non-Employee Director solely in his or her capacity as a director or officer of the Corporation, and the provisions of Section 9.1(B) of this Article IX shall not apply to any such corporate opportunity.

(D) In addition to and notwithstanding the foregoing provisions of this Article IX, a potential corporate opportunity shall not be deemed to be a corporate opportunity of the Corporation if it is a business opportunity that (i) the Corporation is neither financially or legally able, nor contractually permitted, to undertake, (ii) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation or (iii) is one in which the Corporation has no interest or reasonable expectancy.

(E) For purposes of this Article IX, (i) “Affiliate” shall mean (a) in respect of a Non-Employee Director, any Person (as defined below) that, directly or indirectly, is controlled (as defined below) by such Non-Employee Director (other than the Corporation and any Person that is controlled by the Corporation), (b) in respect of any of the Principal Stockholders, a Person that, directly or indirectly, is controlled by any of the Principal Stockholders, controls any of the Principal Stockholders or is under common control with any of the Principal Stockholders and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation) and (c) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; (ii) “Affiliated Entity” shall mean (a) any Person of which a Non-Employee Director serves as an officer, director, employee, agent or other representative (other than the Corporation and any Person that is controlled by the Corporation), (b) any direct or indirect partner, stockholder, member, manager or other representative of such Person or (c) any Affiliate of any of the foregoing; and (iii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.

(F) For the purposes of this Article IX, “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract, or otherwise. A Person who is the owner of 20% or more in voting power of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Section (F) of Article IX, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(G) To the fullest extent permitted by applicable law, any Person purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.

ARTICLE X

Section 10.1. DGCL Section 203 and Business Combinations.

(A) The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.

(B) Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which shares of Class A Common Stock are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with any interested stockholder (as defined below) for a period of three years following the time that such stockholder became an interested stockholder, unless:

(1) prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

(2) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(3) at or subsequent to such time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

(C) For purposes of this Article X, references to:

(1) “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(2) “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(3) “Principal Stockholder Direct Transferee” means any person that acquires (other than in a registered public offering) directly from any Principal Stockholder or any of its successors or any “group,” or any member of any such group, of which such persons are a party under Rule 13d-5 of the Exchange Act beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.

(4) “Principal Stockholder Indirect Transferee” means any person that acquires (other than in a registered public offering) directly from any Principal Stockholder Direct Transferee or any other Principal Stockholder Indirect Transferee beneficial ownership of 15% or more of the then outstanding voting stock of the Corporation.

(5) “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

a. any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section (B) of this Article X is not applicable to the surviving entity;

b. any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

c. any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c) through (e) of this subsection c. shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

d. any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

e. any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections a. through d. above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(6) “control,” including the terms “controlling,” “controlled by” and “under common control with,” shall have the meaning set forth in Section 9.1(F).

(7) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an Affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the Affiliates and associates of such person; but “interested stockholder” shall not include (a) any Principal Stockholder, any Principal Stockholder Direct Transferee, any Principal Stockholder Indirect Transferee or any of their respective Affiliates or successors or any “group,” or any member of any such group, to which such persons are a party under Rule 13d-5 of the Exchange Act, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided, further, that in the case of clause (b), such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an “interested stockholder”, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of

“owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(8) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its Affiliates or associates:

a. beneficially owns such stock, directly or indirectly; or

b. has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s Affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

c. has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection b. above), or disposing of such stock with any other person that beneficially owns, or whose Affiliates or associates beneficially own, directly or indirectly, such stock.

(9) “person” means any individual, corporation, partnership, unincorporated association or other entity.

(10) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(11) “voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting stock shall refer to such percentages of the votes of such voting stock.

ARTICLE XI

Section 11.1. Severability. If any provision or provisions of the Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of the Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of the Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby.

Section 11.2. Amendment. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in the Restated Certificate of Incorporation, and other provisions of the DGCL at the time in force may be added or inserted, in the manner now or hereafter prescribed by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to the Restated Certificate of Incorporation are granted subject to the rights reserved in this Section 11.2.

ARTICLE XII

Section 12.1. Forum.

(A) Unless the Corporation consents in writing to an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, stockholder or employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising under any provision of the DGCL, the Restated Certificate of Incorporation or the Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity that acquires or holds any interest in shares of stock of the Corporation will be deemed to have notice of and consented to the provisions of this section.

(B) Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by applicable law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws of the United States, including, in each case, the applicable rules and regulations promulgated thereunder. Any person or entity that acquires or holds any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 12.1.

*         *         *

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by [●], its [●], this [●] day of [●], 202[●].

FINANCE OF AMERICA COMPANIES INC.

By:
Name:
Title:

[Signature Page – Amended and Restated Certificate of Incorporation]

ANNEX E

AMENDED AND RESTATED

BYLAWS

OF

FINANCE OF AMERICA COMPANIES INC.

ARTICLE I

Offices

Section 1.01 Registered Office. The registered office and registered agent of Finance of America Companies Inc. (as such name may be changed in accordance with applicable law, the “Corporation”) in the State of Delaware shall be as set forth in the Restated Certificate of Incorporation (as defined below). The Corporation may also have offices in such other places in the United States or elsewhere as the Board of Directors of the Corporation (the “Board of Directors”) may, from time to time, determine or as the business of the Corporation may require as determined by any officer of the Corporation.

ARTICLE II

Meetings of Stockholders

Section 2.01 Annual Meetings. Annual meetings of stockholders may be held at such place, if any, either within or without the State of Delaware, and at such time and date as the Board of Directors shall determine and state in the notice of meeting. The Board of Directors may, in its sole discretion, determine that annual meetings of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication as described in Section 2.11 of these Bylaws in accordance with Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 2.02 Special Meetings. Special meetings of the stockholders may only be called in the manner provided in the Corporation’s certificate of incorporation as then in effect (including any certificate of designation) (as the same may be amended and/or restated from time to time, the “Restated Certificate of Incorporation”) and may be held at such place, if any, either within or without the State of Delaware, and at such time and date as the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer of the Corporation (the “Chief Executive Officer”) shall determine and state in the notice of such meeting. The Board of Directors may, in its sole discretion, determine that special meetings of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication as described in Section 2.11 of these Bylaws in accordance with Section 211(a)(2) of the DGCL. The Board of Directors may postpone, reschedule or cancel any special meeting of the stockholders previously scheduled by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer; provided, however, that with respect to any special meeting of stockholders previously scheduled by the Board of Directors or the Chairman of the Board of Directors at the request of the Principal Stockholders (as defined in the Restated Certificate of Incorporation and hereinafter, the “Principal Stockholders”), the Board of Directors shall not postpone, reschedule or cancel such special meeting without the prior written consent of the Principal Stockholders.

Section 2.03 Notice of Stockholder Business and Nominations.

(A) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors by the stockholders generally entitled to vote (which, for the avoidance of doubt, shall exclude nominations of one or more individuals elected by the separate vote of the holders of any one or more series of preferred stock of the Corporation) and the proposal of other business to be considered by the stockholders generally entitled to vote (which, for the avoidance of doubt, shall exclude any question or business other than Nominations required by or pursuant to the Restated Certificate with respect to the rights of the holders of any outstanding series of preferred stock of the Corporation to be voted on by the holders of one or more such series, voting separately as a single class) may be made at an annual meeting of stockholders only (a) as provided in the Stockholders Agreement (as defined in the Restated Certificate of Incorporation) (with respect to nominations of persons for election to the Board of Directors only), (b) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.04 of Article II of these Bylaws, (c) by or at the direction of the Board of Directors or any authorized committee thereof or (d) by any stockholder of the Corporation who is entitled to vote at the meeting, who, subject to paragraph (C)(4) of this Section 2.03, complied with the notice procedures set forth in paragraphs (A)(2) and (A)(3) of this Section 2.03 and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (d) of paragraph (A)(1) of this Section 2.03, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and, in the case of business other than nominations of persons for election to the Board of Directors, such other business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s annual meeting (which date shall, for purposes of the Corporation’s first annual meeting of stockholders after its shares of Common Stock (as defined in the Restated Certificate of Incorporation) are first publicly traded, be deemed to have occurred on June 1 of the preceding calendar year); provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting. Notwithstanding anything in this Section 2.03(A)(2) to the contrary, if the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) calendar days prior to the first anniversary of the prior year’s annual meeting of stockholders, then a stockholder’s notice required by this Section 2.03 shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary of the Corporation not later than the close of business on the tenth (10th) calendar day following the day on which such public announcement is first made by the Corporation.

(3) A stockholder’s notice delivered pursuant to this Section 2.03 shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the Corporation’s proxy statement as a nominee of the stockholder and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books and records, and of such beneficial owner, (ii) the class or series and number of shares of stock of the Corporation that are owned, directly or indirectly, beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of the stock of the Corporation at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination, (iv) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group that will (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding shares of stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination, (v) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and/or beneficial owner’s acquisition of shares of stock or other securities of the Corporation and/or the stockholder’s and/or beneficial owner’s acts or omissions as a stockholder of the Corporation and (vi) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; (d) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”); and (e) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) to which any proponent person is a party, the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation. A stockholder providing notice of a proposed nomination for election to the Board of Directors or other business proposed to be brought before a meeting (whether given pursuant to this paragraph (A)(3) or paragraph (B) of this Section 2.03 of these Bylaws) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining the stockholders entitled to notice of the meeting and (y) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the stockholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof) and not later than five (5) days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the day prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen (15) days prior to the date of the meeting or any adjournment or postponement thereof). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules.

(B) Special Meetings of Stockholders. Only such business (including the election of specific individuals to fill vacancies or newly created directorships on the Board of Directors) shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. At any time that stockholders are not prohibited from filling vacancies or newly created directorships on the Board of Directors, nominations of persons for the election to the Board of Directors to fill any vacancy or unfilled newly created directorship may be made at a special meeting of stockholders at which any proposal to fill any vacancy or unfilled newly created directorship is to be presented to the stockholders (1) as provided in the Stockholders Agreement, (2) by or at the direction of the Board of Directors or any committee thereof or (3) by any stockholder of the Corporation who is entitled to vote at the meeting on such matters, who (subject to paragraph (C)(4) of this Section 2.03) complies with the notice procedures set forth in paragraphs (A)(2) and (A)(3) of this Section 2.03 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. The number of nominees a stockholder may nominate for election at the special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of submitting a proposal to stockholders for the election of one or more directors to fill any vacancy or newly created directorship on the Board of Directors, any such stockholder entitled to vote on such matter may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting if the stockholder’s notice as required by paragraph (A)(2) of this Section 2.03 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which the Corporation first makes a public announcement of the date of the special at which directors are to be elected. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(C) General.

(1) Except as provided in paragraph (C)(4) of this Section 2.03, only such persons who are nominated in accordance with the procedures set forth in this Section 2.03 or the Stockholders Agreement shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.03. Except as otherwise provided by the DGCL, the Restated Certificate of Incorporation or these Bylaws, the Board of Directors and the chairman of the meeting (in addition to making any other determination that may be appropriate for the conduct of the meeting), shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting, (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants and on shareholder approvals. Notwithstanding the foregoing provisions of this Section 2.03, unless otherwise required by the DGCL, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.03, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, the meeting of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(2) Whenever used in these Bylaws, “public announcement” shall mean disclosure (a) in a press release released by the Corporation, provided such press release is released by the Corporation following its customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable national news service, or is generally available on internet news sites, or (b) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(3) Notwithstanding the foregoing provisions of this Section 2.03, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.03; provided, however, that, to the fullest extent permitted by applicable law, any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws (including paragraphs (A)(1)(d) and (B) of this Section 2.03), and compliance with paragraphs (A)(1)(d) and (B) of this Section 2.03 of these Bylaws shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in these Bylaws shall be deemed to affect any rights of the holders of any class or series of stock having a preference over the common stock of the Corporation as to dividends or upon liquidation to elect directors under specified circumstances.

(4) Notwithstanding anything to the contrary contained in this Section 2.03, for as long as the Stockholders Agreement remains in effect with respect to the Principal Stockholders, the Principal Stockholders (to the extent then subject to the Stockholders Agreement) shall not be subject to the notice procedures set forth in paragraphs (A)(2), (A)(3) or (B) of this Section 2.03 with respect to any annual or special meeting of stockholders.

Section 2.04 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting in the form of a writing or by electronic transmission shall be given in the manner provided in Section 232 of the DGCL, which shall state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by applicable law, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

Section 2.05 Quorum. Unless otherwise required by applicable law, the Restated Certificate of Incorporation, these Bylaws or the rules of any stock exchange upon which the Corporation’s securities are listed, the holders of record of a majority of the voting power of the issued and outstanding shares of stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

Section 2.06 Voting. Except as otherwise provided by or pursuant to the provisions of the Restated Certificate of Incorporation, each stockholder entitled to vote at any meeting of the stockholders shall be entitled to one vote for each share of stock held by such stockholder that has voting power upon the matters in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action without a meeting may authorize another person or persons to act for such stockholder by proxy in any manner provided under Section 212(c) of the DGCL or as otherwise provided under applicable law, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Unless determined by the chairman of the meeting to be advisable, the stockholder vote on any question need not be by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by such stockholder’s proxy, if there be such proxy. When a quorum is present or represented at any meeting of stockholders, the vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the subject matter shall decide any question brought before such meeting, unless the question is one upon which, by express provision of applicable law, of the rules or regulations of any stock exchange applicable to the Corporation, of any regulation applicable to the Corporation or its securities, of the Restated Certificate of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing sentence and subject to the Restated Certificate of Incorporation, all elections of directors shall be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Section 2.07 Chairman of Meetings. The Chairman of the Board of Directors, if one is elected, or, in his or her absence or disability, the Chief Executive Officer of the Corporation, or in the absence of the Chairman of the Board of Directors and the Chief Executive Officer, a person designated by the Board of Directors shall be the chairman of the meeting and, as such, preside at the meeting of the stockholders.

Section 2.08 Secretary of Meetings. The Secretary of the Corporation shall act as Secretary at all meetings of the stockholders. In the absence or disability of the Secretary, the Chairman of the Board of Directors or the Chief Executive Officer shall appoint a person to act as Secretary at such meetings.

Section 2.09 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Restated Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote in accordance with applicable law.

Section 2.10 Adjournment. At any meeting of stockholders of the Corporation, if less than a quorum be present, the chairman of the meeting or stockholders holding a majority in voting power of the shares of stock of the Corporation, present in person or by proxy and entitled to vote thereon, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting of the time and place, if any, of such adjourned meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person or proxy and vote at such adjourned meeting until a quorum shall be present. Any business may be transacted at the adjourned meeting that might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date so fixed for notice of such adjourned meeting.

Section 2.11 Remote Communication. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:

(a) participate in a meeting of stockholders; and

(b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication;

provided, that

(i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder;

(ii) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and

(iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.12 Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (v) certify their determination of the number of shares of stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by applicable law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

Section 2.13 Delivery to the Corporation. Whenever this Article II requires one or more persons (including a record or beneficial owner of stock) other than any Principal Stockholder to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), unless the Corporation elects otherwise, such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested (and not by delivery of an electronic transmission to an information processing system), and the Corporation shall not be required to accept any document not in such written form or accept any document so delivered.

ARTICLE III

Board of Directors

Section 3.01 Powers. Except as otherwise provided by the Restated Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by the DGCL or the Restated Certificate of Incorporation directed or required to be exercised or done by the stockholders.

Section 3.02 Number and Term; Chairman. Subject to the Restated Certificate of Incorporation and the Stockholders Agreement, the number of directors shall be fixed exclusively by resolution of the Board of Directors. Directors shall be elected by the stockholders at their annual meeting, and each director so elected shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. The Board of Directors shall elect from its ranks a Chairman of the Board of Directors, who shall have the powers and perform such duties as provided in these Bylaws and as the Board of Directors may from time to time prescribe. The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors at which he or she is present. If the Chairman of the Board of Directors is not present at a meeting of the Board of Directors, the Chief Executive Officer (if the Chief Executive Officer is a director and is not also the Chairman of the Board of Directors) shall preside at such meeting, and, if the Chief Executive Officer is not present at such meeting or is not a director, a majority of the directors present at such meeting shall elect one (1) of their members to preside over such meeting.

Section 3.03 Resignations. Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the Secretary of the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation.

Section 3.04 Removal. Directors of the Corporation may be removed in the manner provided in the Restated Certificate of Incorporation and applicable law.

Section 3.05 Vacancies and Newly Created Directorships. Except as otherwise provided by the DGCL and the Restated Certificate, and subject to the Stockholders Agreement, vacancies occurring in any directorship (whether by death, resignation, retirement, disqualification, removal or other cause) and newly created directorships resulting from any increase in the number of directors shall be filled in accordance with the Restated Certificate of Incorporation. Any director elected to fill a vacancy or newly created directorship shall hold office until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, disqualification or removal.

Section 3.06 Meetings. Regular meetings of the Board of Directors may be held at such places and times as shall be determined from time to time by the Board of Directors. Special meetings of the Board of Directors may be called by the Chief Executive Officer of the Corporation or the Chairman of the Board of Directors, and shall be called by the Chief Executive Officer or the Secretary of the Corporation if directed by a majority of the Board of Directors and shall be at such places and times as they or he or she shall fix. Notice need not be given of regular meetings of the Board of Directors. At least twenty four (24) hours before each special meeting of the Board of Directors, either written notice, notice by electronic transmission or oral notice (either in person or by telephone) notice of the time, date and place of the meeting shall be given to each director. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting of the Board of Directors.

Section 3.07 Quorum, Voting and Adjournment. Except as otherwise provided by the DGCL, the Restated Certificate of Incorporation or these Bylaws, a majority of the total number of directors shall constitute a quorum for the transaction of business. Except as otherwise provided by the DGCL, the Restated Certificate of Incorporation or these Bylaws, the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of such adjourned meeting need not be given if the time and place of such adjourned meeting are announced at the meeting so adjourned.

Section 3.08 Committees; Committee Rules. The Board of Directors may designate one or more committees, including but not limited to an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each such committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; provided that no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (b) adopting, amending or repealing any Bylaw of the Corporation. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present at a meeting of the committee at which a quorum is present. Unless otherwise provided in such a resolution, in the event that a member and that member’s alternate, if alternates are designated by the Board of Directors, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

Section 3.09 Action Without a Meeting. Unless otherwise restricted by the Restated Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or any committee thereof, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed in the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form or shall be in electronic form if the minutes are maintained in electronic form.

Section 3.10 Remote Meeting. Unless otherwise restricted by the Restated Certificate of Incorporation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting by means of conference telephone or other communications equipment in which all persons participating in the meeting can hear each other. Participation in a meeting by means of conference telephone or other communications equipment shall constitute presence in person at such meeting.

Section 3.11 Compensation. The Board of Directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

Section 3.12 Reliance on Books and Records. A member of the Board of Directors, or a member of any committee designated by the Board of Directors shall, in the performance of such member’s duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE IV

Officers

Section 4.01 Number. The officers of the Corporation shall include any officers required by the DGCL, each of whom shall be elected by the Board of Directors and who shall hold office for such terms as shall be determined by the Board of Directors and until their successors are elected and qualify or until their earlier resignation or removal. In addition, the Board of Directors may elect a Chief Executive Officer, a President, one or more Vice Presidents, including one or more Executive Vice Presidents, Senior Vice Presidents, a Treasurer and one or more Assistant Treasurers, a Secretary, one or more Assistant Secretaries and any other additional officers as the Board of Directors deems necessary or advisable, who shall hold their office for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. Any number of offices may be held by the same person.

Section 4.02 Other Officers and Agents. The Board of Directors may appoint such other officers and agents as it deems advisable, who shall hold their office for such terms and shall exercise and perform such powers and duties as shall be determined from time to time by the Board of Directors.

Section 4.03 Chief Executive Officer/President. The Chief Executive Officer, who shall also be the President, subject to the determination of the Board of Directors, shall have general executive charge, management, and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. If the Board of Directors has not elected a Chairman of the Board of Directors or in the absence or inability to act as the Chairman of the Board of Directors, the Chief Executive Officer shall exercise all of the powers and discharge all of the duties of the Chairman of the Board of Directors, but only if the Chief Executive Officer is a director of the Corporation.

Section 4.04 Vice Presidents. Each Vice President, if any are elected, of whom one or more may be designated an Executive Vice President or Senior Vice President, shall have such powers and shall perform such duties as shall be assigned to him or her by the Chief Executive Officer or the Board of Directors.

Section 4.05 Treasurer. The Treasurer shall have custody of the corporate funds, securities, evidences of indebtedness and other valuables of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or its designees selected for such purposes. The Treasurer shall disburse the funds of the Corporation, taking proper vouchers therefor. The Treasurer shall render to the Chief Executive Officer and the Board of Directors, upon their request, a report of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board of Directors shall prescribe.

In addition, the Treasurer shall have such further powers and perform such other duties incident to the office of Treasurer as from time to time are assigned to him or her by the Chief Executive Officer or the Board of Directors.

Section 4.06 Secretary. The Secretary shall: (a) cause minutes of all meetings of the stockholders and directors to be recorded and kept properly; (b) cause all notices required by these Bylaws or otherwise to be given properly; (c) see that the minute books, stock books, and other nonfinancial books, records and papers of the Corporation are kept properly; and (d) cause all reports, statements, returns, certificates and other documents to be prepared and filed when and as required. The Secretary shall have such further powers and perform such other duties as prescribed from time to time by the Chief Executive Officer or the Board of Directors.

Section 4.07 Assistant Treasurers and Assistant Secretaries. Each Assistant Treasurer and each Assistant Secretary, if any are elected, shall be vested with all the powers and shall perform all the duties of the Treasurer and Secretary, respectively, in the absence or disability of such officer, unless or until the Chief Executive Officer or the Board of Directors shall otherwise determine. In addition, Assistant Treasurers and Assistant Secretaries shall have such powers and shall perform such duties as shall be assigned to them by the Chief Executive Officer or the Board of Directors.

Section 4.08 Corporate Funds and Checks. The funds of the Corporation shall be kept in such depositories as shall from time to time be prescribed by the Board of Directors or its designees selected for such purposes. All checks or other orders for the payment of money shall be signed by the Chief Executive Officer, a Vice President, the Treasurer or the Secretary or such other person or agent as may from time to time be authorized and with such countersignature, if any, as may be required by the Board of Directors.

Section 4.09 Contracts and Other Documents. The Chief Executive Officer and the Secretary, or such other officer or officers as may from time to time be authorized by the Board of Directors or any other committee given specific authority in the premises by the Board of Directors during the intervals between the meetings of the Board of Directors, shall have power to sign and execute on behalf of the Corporation deeds, conveyances and contracts, and any and all other documents requiring execution by the Corporation.

Section 4.10 Ownership of Stock of Another Corporation. Unless otherwise directed by the Board of Directors, the Chief Executive Officer, a Vice President, the Treasurer or the Secretary, or such other officer or agent as shall be authorized by the Board of Directors, shall have the power and authority, on behalf of the Corporation, to attend and to vote at any meeting of securityholders of any entity in which the Corporation holds securities or equity interests and may exercise, on behalf of the Corporation, any and all of the rights and powers incident to the ownership of such securities or equity interests at any such meeting, including the authority to execute and deliver proxies and consents on behalf of the Corporation.

Section 4.11 Delegation of Duties. In the absence, disability or refusal of any officer to exercise and perform his or her duties, the Board of Directors may delegate to another officer such powers or duties.

Section 4.12 Resignation and Removal. Any officer of the Corporation may be removed from office for or without cause at any time by the Board of Directors. Any officer may resign at any time in the same manner prescribed under Section 3.03 of these Bylaws.

Section 4.13 Vacancies. The Board of Directors shall have the power to fill vacancies occurring in any office.

ARTICLE V

Stock

Section 5.01 Shares With Certificates. The shares of stock of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock of the Corporation represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Corporation by any two authorized officers of the Corporation (it being understood that each of the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, Chief Executive Officer, President, Chief Financial Officer, a Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary of the Corporation shall be an authorized officer for such purpose), representing the number of shares registered in certificated form. Any or all of the signatures on the certificate may be a facsimile. The Board of Directors shall have the power to appoint one or more transfer agents and/or registrars for the transfer or registration of certificates of stock of any class, and may require stock certificates to be countersigned or registered by one or more of such transfer agents and/or registrars.

Section 5.02 Uncertificated Shares. If the Board of Directors chooses to issue uncertificated shares, within a reasonable time after the issue or transfer of uncertificated shares, a written statement of the information required by the DGCL shall be sent by or on behalf of the Corporation to stockholders entitled to such uncertificated shares. The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided that the use of such system by the Corporation is permitted by applicable law.

Section 5.03 Transfer of Shares. Subject to any restriction on the transfer or registration of transfer of shares of stock of the Corporation or on the amount of securities that may be owned by any person or a group of persons imposed by the Restated Certificate, the Bylaws or by an agreement among any number of security holders or among such holders and the Corporation, shares of stock of the Corporation shall be transferable upon its books by the holders thereof, in person or by their duly authorized attorneys or legal representatives, upon surrender to the Corporation by delivery thereof (to the extent evidenced by a physical stock certificate) to the person in charge of the stock and transfer books and ledgers. Certificates representing such shares, if any, shall be cancelled and new certificates, if the shares are to be certificated, shall thereupon be issued. Subject to any restriction on the transfer or registration of transfer of shares of stock of the Corporation or on the amount of securities that may be owned by any person or a group of persons imposed by the Restated Certificate, the Bylaws or by an agreement among any number of security holders or among such holders and the Corporation shares of stock of the Corporation that are not represented by a certificate shall be transferred in accordance with any procedures adopted by the Corporation or its agents and applicable law. A record shall be made of each transfer. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares requested to be transferred, both the transferor and transferee request the Corporation do so. The Corporation shall have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates representing shares of stock of the Corporation and uncertificated shares.

Section 5.04 Lost, Stolen, Destroyed or Mutilated Certificates. A new certificate of stock or uncertificated shares may be issued in the place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed, and the Corporation may, in its discretion, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond, in such sum as the Corporation may direct, in order to indemnify the Corporation against any claims that may be made against it on account of the alleged, loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares. A new certificate or uncertificated shares of stock may be issued in the place of any certificate previously issued by the Corporation that has become mutilated upon the surrender by such owner of such mutilated certificate and, if required by the Corporation, the posting of a bond by such owner in an amount sufficient to indemnify the Corporation against any claim that may be made against on account of the alleged, loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 5.05 List of Stockholders Entitled to Vote. The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic network; provided that the information required to gain access to such list is provided with the notice of meeting or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by the applicable law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 5.05 or to vote in person or by proxy at any meeting of stockholders.

Section 5.06 Fixing Date for Determination of Stockholders of Record.

(A) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(B) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(C) Unless otherwise restricted by the Restated Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date for determining stockholders entitled to express consent to corporate action without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by the DGCL, the record date for such purpose shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by the DGCL, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 5.07 Registered Stockholders. Prior to the surrender to the Corporation of the certificate or certificates for a share or shares of stock or notification to the Corporation of the transfer of uncertificated shares with a request to record the transfer of such share or shares, the Corporation may treat the registered owner of such share or shares as the person entitled to receive dividends, to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner of such share or shares. To the fullest extent permitted by applicable law, the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

ARTICLE VI

Notice and Waiver of Notice

Section 6.01 Notice. Notice is deemed given (i) if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation, (ii) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address as it appears on the records of the Corporation, (iii) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice, (iv) if by electronic mail, when directed to an electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by the DGCL, and (v) if by any other form of electronic transmission, when directed to the stockholder as required by applicable law and, to the extent required by applicable law, in the manner consented to by that stockholder. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

Section 6.02 Waiver of Notice. A written waiver of any notice, signed by a stockholder or director entitled to notice, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting (in person or by remote communication) shall constitute waiver of notice except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE VII

Indemnification and Advancement

Section 7.01 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, agent or trustee or in any other capacity while serving as a director, officer, employee, agent or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 7.03 with respect to proceedings to enforce rights to indemnification or advancement of expenses or with respect to any compulsory counterclaim brought by such indemnitee, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors.

Any reference to an officer of the Corporation in this Article VII shall be deemed to refer exclusively to the Chief Executive Officer, President, Chief Financial Officer, General Counsel and Secretary of the Corporation appointed pursuant to Article IV of these Bylaws, and to any Vice President, Assistant Secretary, Assistant Treasurer or other officer of the Corporation appointed by the Board of Directors pursuant to Article IV of these Bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors or equivalent governing body of such other entity pursuant to the certificate of incorporation and bylaws or equivalent organizational documents of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, but not an officer thereof as described in the preceding sentence, has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be such an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall not result in such person being constituted as, or being deemed to be, such an officer of the Corporation or of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for purposes of this Article VII.

Section 7.02 Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 7.01, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in appearing at, participating in or defending any such proceeding in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Article VII (which shall be governed by Section 7.03 (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires or in the case of an advance made in a proceeding brought to establish or enforce a right to indemnification or advancement, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made solely upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified or entitled to advancement of expenses under Sections 7.01 and 7.02 or otherwise.

Section 7.03 Right of Indemnitee to Bring Suit. If a claim under Section 7.01 or 7.02 is not paid in full by the Corporation within (i) sixty (60) days after a written claim for indemnification has been received by the Corporation or (ii) twenty (20) days after a claim for an advancement of expenses has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or to obtain advancement of expenses, as applicable. To the fullest extent permitted by Delaware law, if the indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VII or otherwise shall be on the Corporation.

Section 7.04 Indemnification Not Exclusive.

(A) The provision of indemnification to or the advancement of expenses and costs to any indemnitee under this Article VII, or the entitlement of any indemnitee to indemnification or advancement of expenses and costs under this Article VII, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such indemnitee in any other way permitted by Delaware law or be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any Delaware law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such indemnitee’s capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity.

(B) Given that certain jointly indemnifiable claims (as defined below) may arise due to the service of the indemnitee as a director and/or officer of the Corporation and as a director, officer, employee or agent of one or more indemnitee-related entities (as defined below), the Corporation shall, to the fullest extent permitted by Delaware law, be fully and primarily responsible for the payment to the indemnitee in respect of indemnification or advancement of expenses in connection with any such jointly indemnifiable claims, pursuant to and in accordance with the terms of this Article VII, irrespective of any right of recovery the indemnitee may have from any indemnitee-related entity. To the fullest extent permitted by applicable law, under no circumstance shall the Corporation be entitled to any right of subrogation or contribution by any indemnitee-related entity and no right of advancement or recovery the indemnitee may have from any indemnitee-related entity shall reduce or otherwise alter the rights of the indemnitee or the obligations of the Corporation hereunder. In the event that any indemnitee-related entity shall make any payment to the indemnitee in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, such indemnitee-related entity shall, to the fullest extent permitted by applicable law, be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee against the Corporation, and the indemnitee shall execute all papers reasonably required and shall do all lawful things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable any indemnitee-related entity effectively to bring suit to enforce such rights. Each of the indemnitee-related entities shall be third-party beneficiaries with respect to this Section 7.04(B), entitled to enforce this Section 7.04(B).

For purposes of this Section 7.04(B), the following terms shall have the following meanings:

(1) The term “indemnitee-related entities” means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Corporation or any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise for which the indemnitee has agreed, on behalf of the Corporation or at the Corporation’s request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described herein) from whom an indemnitee may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Corporation may also have an indemnification or advancement obligation (other than as a result of obligations under an insurance policy).

(2) The term “jointly indemnifiable claims” shall be broadly construed and shall include, without limitation, any action, suit or proceeding for which the indemnitee shall be entitled to indemnification or advancement of expenses from both an indemnitee-related entity and the Corporation pursuant to Delaware law, any agreement or certificate of incorporation, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Corporation or an indemnitee-related entity, as applicable.

Section 7.05 Nature of Rights. The rights conferred upon indemnitees in this Article VII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

Section 7.06 Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 7.07 Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

ARTICLE VIII

Miscellaneous

Section 8.01 Electronic Transmission. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 8.02 Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 8.03 Fiscal Year. The fiscal year of the Corporation shall end on December 31, or such other day as the Board of Directors may designate.

Section 8.04 Section Headings. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 8.05 Inconsistent Provisions. In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Restated Certificate of Incorporation, the DGCL or any other applicable law, such provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE IX

Amendments

Section 9.01 Amendments. The Board of Directors is expressly authorized to make, amend, alter, change, add to or repeal, in whole or in part, these Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or the Restated Certificate of Incorporation. Notwithstanding any other provisions of these Bylaws or any provision of applicable law that might otherwise permit a lesser vote of the stockholders, in addition to any affirmative vote of the holders of any class or series of stock of the Corporation required by the Restated Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required in order for the stockholders of the Corporation to alter, amend, repeal or rescind, in whole or in part, any provision of these Bylaws (including, without limitation, this Section 9.01) or to adopt any provision inconsistent herewith.

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FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF REPLAY ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Edmond Safra and Gregorio Werthein (together, the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting (the “general meeting”) of shareholders of Replay Acquisition Corp. (“Replay”) to be held on March 25, 2021 at 10:00 a.m., Eastern time, at the offices of Greenberg Traurig, LLP, 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102, and at any adjournments and/or postponements thereof. The Shares shall be voted as indicated with respect to the proposals listed below hereof and in the Proxies’ discretion on such other matters as may properly come before the general meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the accompanying proxy statement/prospectus and revokes all prior proxies for said general meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL. The proxy statement is available at http://www.cstproxy.com/replayacquisition/2021. The proxy statement contains important information regarding each of the proposals listed below. You are encouraged to read the proxy statement carefully. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. P R O X Y C A R D (Continued and to be marked, dated and signed on reverse side) SEE REVERSE SIDE

REPLAY ACQUISITION CORP. – THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS. Please mark vote as indicated in this example (1) The Cayman Proposals: (a) The Domestication: A proposal to be approved as a special FOR AGAINST ABSTAIN resolution to change Replay’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a limited liability company formed under the laws of the State of Delaware; (b) The Replay Limited Liability Company Agreement (the “Replay FOR AGAINST ABSTAIN LLCA”): A proposal to be approved as a special resolution to approve and adopt the Replay LLCA to govern Replay upon its Domestication; (c) The Business Combination: A proposal to approve the transactions FOR AGAINST ABSTAIN contemplated by the Transaction Agreement, dated October 12, 2020 (the “Transaction Agreement”), by and among Replay, Finance of America Equity Capital LLC (“FoA”), Finance of America Companies Inc. (“New Pubco”), RPLY Merger Sub LLC (“Replay Merger Sub”), RPLY BLKR Merger Sub LLC (“Blocker Merger Sub”), Blackstone Tactical Opportunities Fund (Urban Feeder) – NQ L.P. (“Blocker”), Blackstone Tactical Opportunities Associates – NQ L.L.C. (“Blocker GP”), BTO Urban Holdings L.L.C.(“BTO Urban”), Blackstone Family Tactical Opportunities Investment Partnership – NQ – ESC L.P. (“ESC”), Libman Family Holdings LLC (“Family Holdings”), The Mortgage Opportunity Group LLC (“TMO”), L and TF, LLC (“L&TF”), UFG Management Holdings LLC (“Management Holdings”), Joe Cayre (each of BTO Urban, ESC, Family Holdings, TMO, L&TF, Management Holdings and Joe Cayre, a “Seller” and, collectively, the “Sellers” or the “Continuing Unitholders”) and BTO Urban and Family Holdings, solely in their joint capacity as the representative of the Sellers pursuant to Section 12.18 of the Transaction Agreement (the “Seller Representative”), whereby Replay will combine with FoA in a series of transactions that will result in New Pubco becoming a publicly-traded company on the New York Stock Exchange (“NYSE”) and controlling FoA in an “UP-C” structure. (2) The Stock Issuance Proposals: Separate proposals to approve, for purposes of complying with the applicable listing standards of NYSE, the following issuances of ordinary shares of Replay (“Ordinary Shares”), shares of Class A Common Stock of New Pubco, (“Class A Common Stock”) and shares of Class B Common Stock of New Pubco (“Class B Common Stock”) in connection with the Transaction Agreement, the subscription agreements entered into by Replay and various investors, pursuant to which such investors agreed to purchase Ordinary Shares (the “Replay PIPE Agreements”), and the subscription agreements entered into by New Pubco with Brian L. Libman and certain entities controlled by him (the “BL Investors”) and with certain funds affiliated with the Blackstone Group Inc. (the “Blackstone Investors” and, together with the BL Investors, the “Principal Stockholders”), pursuant to which the Principal Stockholders agreed to purchase shares of Class A Common Stock (the “New Pubco PIPE Agreements” and, together with the Replay PIPE Agreements, the “PIPE Agreements”): FOR AGAINST ABSTAIN (a) Each issuance of Ordinary Shares pursuant to each Replay PIPE Agreement; FOR AGAINST ABSTAIN (b) Each issuance of shares of Class A Common Stock pursuant to each New Pubco PIPE Agreement; FOR AGAINST ABSTAIN (c) Each issuance of shares of Class A Common Stock pursuant to the Transaction Agreement; (d) Each issuance of shares of Class B Common Stock pursuant to the FOR AGAINST ABSTAIN Transaction Agreement; (e) Each issuance of Ordinary Shares pursuant to each Replay PIPE FOR AGAINST ABSTAIN Agreement entered into with an affiliate of Replay Sponsor, LLC (the “Sponsor”); (f) Each issuance of shares of Class A Common Stock to the Sellers, FOR AGAINST ABSTAIN Blocker and Blocker GP pursuant to the Transaction Agreement; and (g) Each issuance of Class B Common Stock to the Sellers pursuant to FOR AGAINST ABSTAIN the Transaction Agreement. (3) The Organizational Documents Proposal: Separate proposals to approve the following material differences between the proposed Amended and Restated Certificate of Incorporation of New Pubco (the “Proposed Charter” and, together with the proposed Amended and Restated Bylaws of New Pubco (the “Proposed Bylaws”), the “Proposed Organizational Documents”) and Replay’s current Amended and Restated Memorandum and Articles of Association (the “Existing Organizational Documents”):
FOR AGAINST ABSTAIN (a) Organizational Documents Proposal A: To approve the provision in the Proposed Charter changing the authorized share capital from $20,200 divided into 200,000,000 Ordinary Shares of a par value of $0.0001 each and 2,000,000 preferred shares of a par value of $0.0001 each, to authorized capital stock of 6,601,000,000 shares, consisting of 6,000,000,000 shares of Class A Common Stock, $0.0001 par value per share, 1,000,000 shares of Class B Common Stock, $0.0001 par value per share, and 600,000,000 shares of undesignated preferred stock, $0.0001 par value per share; (b) Organizational Documents Proposal B: To approve the provisions FOR AGAINST ABSTAIN in the Proposed Charter, pursuant to which only the board of directors, the chairman of the board of directors or the chief executive officer, by or at their direction, may call a special meeting of the stockholders generally entitled to vote, or the board of directors or the chairman of the board of directors must, by or at their direction, call such a special meeting at the request of the Principal Stockholders except during any time when the Principal Stockholders beneficially own, in the aggregate, less than 30% of the total voting power of all the then outstanding shares of stock of New Pubco entitled to vote in the election of directors (the “Voting Rights Threshold Period”); and (c) Organizational Documents Proposal C: To approve all other FOR AGAINST ABSTAIN changes in connection with the replacement of the Existing Organizational Documents of Replay with the Proposed Organizational Documents of New Pubco, including, among other things, (i) changing from a blank check company seeking a business combination within a certain period (as provided in the Existing Organizational Documents), to a corporation having perpetual existence (as provided in the Proposed Charter), (ii) changing from no provision in the Existing Organizational Documents providing where certain claims must be brought, to requiring certain claims to be brought in the Court of Chancery of the State of Delaware or the federal district courts of the United States (as provided in the Proposed Organizational Documents), and (iii) changing from no provision in the Existing Organizational Documents with respect to corporate opportunities, to renouncing an interest or expectancy in certain corporate opportunities involving non-employee members of New Pubco’s board of directors, the Principal Stockholders and their respective affiliates (as provided in the Proposed Charter).
(4) The Incentive Plan Proposal: A proposal to approve the adoption of the FOR AGAINST ABSTAIN Finance of America Companies Inc. 2021 Omnibus Incentive Plan (the “Incentive Plan”). (5) The Extension Proposal: A proposal to be approved by special resolution FOR AGAINST ABSTAIN to approve an extension of the date by which Replay must consummate a Business Combination (as defined in the Existing Organizational Documents) to October 8, 2021 (or, if elected by FoA prior to the date the Registration Statement is declared effective under the Securities Act of 1933, such other date designated by FoA) to be effected by way of amendment and restatement of the Existing Organizational Documents. (5) The Adjournment Proposal: A proposal to approve the adjournment of the FOR AGAINST ABSTAIN general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Cayman Proposals, the Stock Issuance Proposals, the Organizational Documents Proposals, the Incentive Plan Proposal and/or the Extension Proposal. Date:                , 2021 (Signature) (Signature if held Jointly) When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. The Shares represented by this proxy when properly executed will be voted in the manner directed herein by the above signed shareholder(s). If no direction is made, this proxy will be voted FOR each of the Proposals. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.